The Prudential Series Fund, Inc.                 SEMIANNUAL REPORT June 30, 2001

VARIABLE LIFE INSURANCE                                            VARIABLE ANNUITIES
Prudential's Variable Appreciable Life(R)                          Prudential's Discovery(R) Plus
Pruco Life's Variable Appreciable Life(R)                          Pruco Life's Discovery(R) Plus
Pruco Life of New Jersey's Variable Appreciable Life(R)            Pruco Life of New Jersey's Discovery(R) Plus
Prudential's Custom VAL/SM/                                        Pruco Life's Discovery Preferred(R)
Pruco Life's Discovery(R) Life Plus                                Prudential's Variable Investment Plan(R)
Pruco Life of New Jersey's Discovery(R) Life Plus                  Prudential's Qualified Variable Investment Plan
Pruco Life's Variable Life Insurance
Pruco Life of New Jersey's Variable Life Insurance
Prudential Survivorship Preferred(R)

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992

                                                  [LOGO OF PRUDENTIAL FINANCIAL]
IFS-2001-A050488

Build on the Rock

THE FOLLOWING ARE THE AVERAGE ANNUAL TOTAL RATES OF RETURN
NET OF INVESTMENT EXPENSES AS OF 6/30/2001/1/

                                        Six          One       Three      Five      Ten       Since         Inception
                                       Month         Year      Year       Year      Year    Inception          Date
Conservative Balanced                  -0.99%       -2.82%     2.83%      7.40%     8.70%     9.60%         5/13/1983
Diversified Bond                        5.29        12.38      5.57       7.18      7.91      8.74          5/13/1983
Equity (Class I)                       -5.64         3.09      2.15      10.54     13.26     13.50          5/13/1983
Flexible Managed                       -2.53        -4.55      1.37       7.80     10.19     10.53          5/13/1983
Global                                 -8.63       -24.04      5.34      10.13     11.26     10.07          9/19/1988
Government Income/2,5/                  2.17        10.34      5.57       7.04      7.72      8.00          5/01/1989
High Yield Bond                         0.91        -5.28     -3.37       2.80      7.90      6.57          2/23/1987
Money Market/3/                         2.64         5.90      5.52       5.46      4.93      6.27          5/13/1983
 7-Day Current Net Yield/4/  3.83%
Natural Resources                      -4.84        13.12     18.55       8.96     11.88     12.00          5/01/1988
Prudential Jennison (Class I)         -12.94       -30.83      5.20      14.53       N/A     17.14          4/25/1995
Small Capitalization Stock              5.40        10.64      7.90      12.58       N/A     15.14          4/25/1995
Stock Index                            -6.77       -14.72      3.78      14.22     14.75     15.33         10/19/1987
Value (Class I)                         0.82        23.07      5.22      14.74     14.78     14.25          2/19/1988
Zero Coupon Bond 2005/5/                2.80        11.82      5.88       7.93     10.02      9.50          5/01/1989

Past performance is not indicative of future results.

/1/ Average Annual Total Return is an average rate of return based on growth or decline in the amounts invested plus the reinvestment of all dividends and distributions over the periods ended 6/30/2001. Source: Prudential. Six-month returns are not annualized.
/2/ The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares.
/3/ An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of $10.00 per share, it is possible to lose money by investing in the Portfolio.
/4/ The yield quotation more closely reflects the current earnings of the Portfolio than does the total return quotation.
/5/  Not available in all variable contracts.

This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., and the applicable variable life or variable annuity product and the current Performance Data Update for the applicable product.

The accompanying financial statements as of June 30, 2001, are unaudited and, accordingly, no opinion is expressed on them. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's mortality and expense risk charges. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain complete information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

The rates of return quoted above and on the following pages reflect the reinvestment of all dividends and distributions, and the deduction of investment management fees and expenses, but not variable product-related charges. If product charges were included, the performance quoted would be significantly lower.

Variable life insurance is distributed by Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed by Prudential Investment Management Services LLC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or Pruco Life Insurance Company of New Jersey. All are Prudential companies.

Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey are each solely responsible for their respective financial condition and contractual obligations.

Policy Form Numbers: VALA-88, VALB-88, VALA-86, VALB-86, VFL-85, VL-83, SVUL-95, VAC-93-OR, VACQ-93-OR, VACQ-93, VA-85, VFM-95-OR, VFM-95-OK, VFM-95-NC,
VFM-95-MI, VFM-95, VIP-86-OR and VIP-86.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Table of Contents

Letter to Contract Owners
Commentary

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

   Conservative Balanced Portfolio
   Diversified Bond Portfolio
   Equity Portfolio
   Flexible Managed Portfolio
   Global Portfolio
   Government Income Portfolio
   High Yield Bond Portfolio
   Money Market Portfolio
   Natural Resources Portfolio
   Prudential Jennison Portfolio
   Small Capitalization Stock Portfolio
   Stock Index Portfolio Value Portfolio
   Zero Coupon Bond 2005 Portfolio

FINANCIAL REPORTS

A1 Financial Statements
B1 Schedule of Investments
C1 Notes to Financial Statements
D1 Financial Highlights
E1 Supplemental Proxy Information

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001

   Letter to Contract Owners

DEAR CONTRACT OWNER:

This Semiannual Report reviews the performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

A VOLATILE FIRST HALF OF THE YEAR

The major factors that defined the investment environment last year were also evident during the first six months of 2001: equity market fluctuation, a faltering technology sector, and bonds outperforming stocks.

During the first quarter, nearly every sector of the stock market fell, often quite sharply. The technology-laden NASDAQ Composite Index plummeted more than 25% from January through March. But just as many equity investors appeared ready to reallocate funds, stocks rebounded somewhat. A series of six interest rate cuts by the Federal Reserve Board within six months--intended to stimulate economic growth--had equity investors looking forward to an economic acceleration. Nonetheless, they weren't making large investments on the prospect of the economy quickening soon.

In the bond market, prices rose during much of the period as a positive interest rate environment, low inflation, and strong fundamentals aided returns. Growing demand for bonds as many investors abandoned the faltering stock market in favor of these "safer havens" was also a positive.

REMAIN FOCUSED ON WHY YOU'RE INVESTING

While the recent performances of the stock and bond markets may appear unique, market fluctuation is commonplace and can breed opportunities for the patient investor. In fact, over the past six months, the rewards, by and large, were in markets that had languished previously. One strategy to avoid is focusing on the securities or sectors that performed best the prior year. This tends to promote buying high and selling low. Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events.

The guidance of your financial professional can help you keep your eye on your target, while perhaps making some allowance for the prevailing winds.

Sincerely,

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                   July 31, 2001

[PHOTO]
Chairman
David R. Odenath, Jr.

"Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events."

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Equity Commentary

SHARE PRICES FELL HARD, THEN DRIFTED UPWARD

Disappointing profit reports and declining forecasts drove a broad-based drop of stock prices in the first quarter of 2001, and a second-quarter upward drift did not make up the lost ground. Technology companies, particularly communications equipment manufacturers, led the decline. Amid growing suspicion that the world's long-range network of fiberoptic cables already had more than enough capacity for the immediate future, three large fiber optics firms--Nortel Networks, JDS Uniphase, and Corning--were among the worst performers in the S&P 500 Composite Stock Price Index (S&P 500 Index).

Despite increasing signs of a global economic slowdown, the S&P 500 sectors with positive returns for the first half of 2001 were cyclicals (sectors that tend to do well when economies are growing rapidly). Both consumer cyclicals and basic materials were recovering from the poor performance they posted in the last half of 2000, while railroad stocks boosted the transportation sector.

Global markets followed a somewhat similar sector pattern, with automobiles and components moderately positive, while healthcare, information technology (IT), and telecommunication services were strongly negative. The MSCI World Index fell 11.17% in U.S. dollars.

HOW THE SECTORS PERFORMED

Auto parts and equipment, toys, entertainment, and leisure time led the moderately strong return on consumer cyclicals. Consumer spending, including major purchases such as homes and automobiles, was the only segment of the economy to exhibit strong growth. Surprisingly in this declining market, J.C. Penney, Kmart, and Best Buy shares more than doubled, according to Bloomberg data. Their gains were, in part, a rebound from a steep drop in 2000 when consumer spending was slowing. The basic materials sector--an industrial cyclical--was pulled up by steel and aluminum.

Three sectors in the S&P 500 Index had double-digit declines. Utility shares fell as California energy prices became a political issue. Reliant Energy and Calpine--both affected by California's energy pricing conflict--were among the second quarter's worst performers. Drug companies pulled down healthcare. However, almost all of the healthcare sector's underperformance of the overall S&P 500 Index occurred when it lost ground to economically sensitive sectors after the Federal Reserve's January 3 interest rate cut. Natural gas, oil well equipment and services, and oil exploration and production were among the worst-performing industry groups as investors began to take a more sanguine view of energy supplies.

In the broader U.S. market, only the small-cap segment (the Russell 2000 Index, which excludes the 1,000 largest caps) was positive for the half-year, up 6.96%. Analysts are forecasting much smaller profit declines for small-cap companies than for large caps. The gain was focused in value stocks: the Russell 2000 Value Index rose 12.84%.

The views expressed are as of July 31, 2001, and are subject to change based on market and other conditions.

S&P 500 Index Sector Weightings as of June 30, 2001

[CHART]

Technology                 19.3%
Financials                 18.0%
Consumer Staples           12.9%
Healthcare                 12.5%
Capital Goods               9.4%
Consumer Cyclicals          8.7%
Energy                      6.6%
Communication Services      5.6%
Utilities                   3.7%
Basic Materials             2.6%
Transportation              0.7%

Performance of U.S. Market Sectors as of June 30, 2001

[CHART]

Six Months

Technology                -15.6%
Financials                 -2.5%
Consumer Staples           -3.1%
Healthcare                -15.9%
Capital Goods              -3.0%
Consumer Cyclicals          7.3%
Energy                     -3.2%
Communication Services     -2.7%
Utilities                 -12.4%
Basic Materials             3.6%
Transportation              2.9%

Source: Standard & Poor's as of June 30, 2001. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Bond Commentary

HIGH-GRADE CORPORATE BONDS

LED U.S. FIXED-INCOME MARKET IN FIRST HALF OF 2001

The U.S. fixed-income market turned in a mixed performance for the first half of 2001, based on Lehman Brothers indexes. As the Federal Reserve (the Fed) implemented its most aggressive round of short-term interest rate cuts in 19 years, prices of shorter-term bonds climbed, because they are affected most by the Fed's actions. Bond prices typically rise when short-term interest rates fall. Nevertheless, prices of longer-term U.S. Treasury and federal agency securities declined on the view that inflation will become a greater threat if the Fed's rate cuts boost economic growth in the United States.

The Fed eased monetary policy six times in as many months, leaving rates a total of 2.75 percentage points lower than when the year began. By lowering rates to reduce the borrowing costs of businesses and consumers, the Fed hoped to stimulate the lackluster U.S. economy.

The best-performing sector in the U.S. fixed-income market was investment-grade corporate bonds, which returned 5.38% for the six months, based on the Lehman Brothers U.S. Credit Index. Strong investor demand for investment-grade corporate bonds allowed companies to issue a record $325.6 billion of them during the first half of the year. A volatile stock market drove some investors to buy high-grade corporate bonds for their relative safety and stable income. Investors were also attracted to these bonds because they were a good buy compared to Treasuries. For example, the average "spread," or difference between the yields of 10-year A-rated bonds of financial companies and comparable Treasuries, was a considerable 220 basis points in early 2001. (A basis point is equal to one hundredth of a percentage point.) That "spread" shrank to approximately 170 basis points by late June, indicating that growing demand for the bonds of financial companies helped them to outperform Treasuries.

In fact, Treasuries underperformed all other sectors of the U.S. fixed-income market during the first six months of 2001, hurt by the poor performance of longer-dated Treasuries, based on the Lehman Brothers U.S. Treasury Index. In addition to the fear of rising inflation, many investors believed longer-dated Treasuries were too expensive, because their prices had rallied sharply in 2000. Investors were therefore reluctant to continue driving them dramatically higher in the first half of 2001.

On the other hand, prices of high-yield corporate bonds (commonly called junk bonds) soared early in 2001 after the Fed began to ease monetary policy. Junk bonds, however, erased much of their gains in June, due to the dismal performance of telecommunications bonds, which comprise the largest component of the high-yield sector. One of the latest developments to spook junk-bond investors was news that Nortel Networks expected to post a $19.2 billion second-quarter loss, cut 10,000 more jobs, and stop paying dividends on its common stock. If Nortel Networks, an investment-grade company, could experience such financial difficulties, investors feared that lower-rated telecom companies might be even more vulnerable.

Performance of Fixed-Income Market Indexes as of June 30, 2001

[CHART]

Six Months

Emerging Markets                 6.43%
U.S. Corp. Investment Grade      5.38%
U.S. Corporate High Yield        3.93%
U.S. Mortgage-Backed Securities  3.78%
U.S. Aggregate Index             3.62%
U.S. Municipals                  2.88%
U.S. Treasuries                  1.95%
Global (U.S. dollar) Index      -4.51%

Source: Lehman Brothers as of June 30, 2001. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Conservative Balanced Portfolio

MANAGED BY

Prudential Investment Management, Inc.

"We expect the stock market to produce better performance during the next few years than it has during the last 18 months. These expectations are driven by:
 . Valuations--Share prices are attractive, although not unusually cheap.
 . Economic Growth--This should accelerate as the effects of interest rate cuts take hold. Supplementing these cuts will be the positive effects of consumer spending from tax cuts and lower energy prices.
 . Earnings Growth--Will look better compared with recent levels.

We don't expect higher-than-normal returns because long-term interest rates may rise if bond holders perceive the Fed's short-term rate cuts to be inflationary or if consumer spending drops as individuals become more concerned about future employment."

PERFORMANCE SUMMARY

                                              Six
Average Annual Returns                       Month      1-Year    3-Year    5-Year    10-Year
Conservative Balanced Portfolio/1/           -0.99%     -2.82%     2.83%     7.40%      8.70%
Lipper (VIP) Balanced Funds Avg./2/          -1.72%     -0.54%     4.36%    10.31%     10.73%
S&P 500 Index/3/                             -6.69%    -14.82%     3.89%    14.48%     15.09%
Lehman Brothers Gov't./Corp. Bond Index/4/    3.51%     11.13%     5.99%     7.38%      7.93%

Conservative Balanced Portfolio inception date: 5/13/83.

The Prudential Series Fund Conservative Balanced Portfolio returned -0.99% for the six months ending June 30, 2001.

PERFORMANCE REVIEW

As was the case last year, the Lehman Brothers Government/Corporate Bond Index outperformed the S&P 500 Index. Within the stock market, value stocks significantly outperformed growth stocks, and small-capitalization stocks significantly outperformed larger stocks.

The Portfolio's return was somewhat better than that of the Lipper (VIP) Balanced Funds Average. The Portfolio benefited from a conservative stock allocation and from the bond portion outperformance of its benchmark, the Lehman Brothers Government/Corporate Bond Index. The bond portion outperformance was primarily attributable to a larger weighting in corporate bonds than the Index.

$10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

               Conservative     Lipper (VIP)     Lehman Gov't.
                 Balanced        Balanced         /Corp. Bond
                Portfolio1      Funds Avg.2         Index4       S&P 500 Index3

June|1991         10,000          10,000            10,000           10,000
                  11,009          11,322            11,140           11,416
June|1992         11,107          11,278            11,417           11,339
                  11,774          12,052            11,984           12,284
June|1993         12,696          12,718            12,918           12,882
                  13,210          13,369            13,306           13,520
June|1994         12,902          12,780            12,729           13,062
                  13,083          13,019            12,839           13,697
June|1995         14,370          14,874            14,354           16,462
                  15,342          16,248            15,310           18,838
June|1996         16,116          17,026            15,022           20,739
                  17,279          18,399            15,754           23,161
June|1997         18,626          20,317            16,187           27,931
                  19,604          21,874            17,291           30,885
June|1998         21,176          24,062            18,013           36,359
                  21,905          25,133            18,929           39,718
June|1999         22,789          26,865            18,498           44,630
                  23,371          27,948            18,523           48,072
June|2000         23,696          28,553            19,297           47,867
                  23,258          28,381            20,718           43,697
June|2001         23,027          27,912            21,445           40,772


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

 /4/The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Diversified Bond Portfolio

MANAGED BY

Prudential Investment Management, Inc.

"High-grade corporate bonds outperformed other sectors of the U.S. fixed-income market during the first half of 2001. We anticipate further gains in the prices of high-grade corporate bonds later in the year, as we expect the U.S. economy to recover."

PERFORMANCE SUMMARY

                                           Six
Average Annual Returns                    Month    1-Year   3-Year    5-Year    10-Year
Diversified Bond Portfolio/1/             5.29%    12.38%    5.57%     7.18%     7.91%
Lipper (VIP) Corp. Debt BBB Avg./2/       3.66%    10.07%    4.90%     6.89%     7.75%
Lehman Brothers Aggregate Bond Index/3/   3.62%    11.23%    6.26%     7.48%     7.87%

Diversified Bond Portfolio inception date: 5/13/83.


The Prudential Series Fund Diversified Bond Portfolio returned 5.29% and outperformed its Lipper average for the first six months primarily because the Portfolio began 2001 with a large exposure to long-term, investment-grade corporate bonds whose prices rallied sharply as the Federal Reserve (the Fed) repeatedly eased monetary policy.

PERFORMANCE REVIEW

By lowering short-term interest rates six times in as many months to reduce the borrowing costs of companies and individuals, the Fed hoped to breathe life into a lackluster U.S. economy. Bond prices usually rise when short-term rates fall. Therefore, prices of investment-grade corporate bonds gained solidly.

The bonds also rallied nicely because they had been selling at prices that were cheap relative to comparable U.S. Treasury securities at the beginning of 2001. Because they were relatively inexpensive, we began 2001 with a heavy exposure to long-term, high-grade corporate bonds. This strategy helped the Portfolio's performance.

Many corporations took advantage of the low-interest-rate environment by issuing a record number of investment-grade bonds in the first half of 2001. We sold some of the Portfolio's bonds at a profit, and purchased some of the newly issued bonds that were priced very attractively. These trades also helped the Portfolio outperform its Lipper average for the six-month reporting period.

The Portfolio also benefited from its modest exposure to high-yield (or junk) corporate bonds in the BB ratings category, which is the highest in the junk bond market. These higher-quality junk bonds performed well over the six-month reporting period.

$10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

                 Diversified       Lipper (VIP) Corp.     Lehman Aggregate
               Bond Portfolio1       Debt BBB Avg.2          Bond Index3

June|1991          10,000               10,000                 10,000
                   11,143               11,095                 11,104
June|1992          11,445               11,436                 11,404
                   11,944               11,973                 11,926
June|1993          12,808               12,956                 12,748
                   13,154               13,399                 13,088
June|1994          12,653               12,777                 12,582
                   12,729               12,873                 12,707
June|1995          14,267               14,409                 14,161
                   15,368               15,383                 15,054
June|1996          15,132               15,153                 14,871
                   16,044               15,977                 15,601
June|1997          16,703               16,493                 16,083
                   17,418               17,524                 17,107
June|1998          18,191               18,256                 17,779
                   18,665               18,863                 18,593
June|1999          18,358               18,503                 18,338
                   18,527               18,571                 18,440
June|2000          19,047               19,093                 19,175
                   20,329               20,272                 20,584
June|2001          21,405               21,108                 21,328


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The Lehman Brothers Aggregate Bond Index (LAI) is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Equity Portfolio

MANAGED BY

GE Asset Management, Inc., Jennison Associates LLC, and Salomon Brothers Asset Management, Inc.

"The Portfolio has made a few changes in overall strategy with the intention of producing a more consistent return relative to the S&P 500 Index from period to period, while still aiming at long-term outperformance. The most significant change is increasing the number of investment advisers. In general, the changes we made should tend to reduce deviations from the S&P 500 Index in sector composition, so short-term changes in market favor will have less impact. The Portfolio may still favor some sectors over others, just not by as much as it has in the past. It will continue to look for the best investment opportunities within each sector."

PERFORMANCE SUMMARY

                                               Six
Average Annual Returns                        Month      1-Year    3-Year    5-Year    10-Year
Equity Portfolio (Class I)/1/                 -5.64%      3.09%     2.15%    10.54%    13.26%
Lipper (VIP) Multi-Cap Value Funds Avg./2/     0.94%     10.53%     5.76%    12.09%    12.72%
S&P 500 Index/3/                              -6.69%    -14.82%     3.89%    14.48%    15.09%

Equity Portfolio (Class I) inception date: 5/13/83.


The Prudential Series Fund Equity Portfolio's (Class I) return was -5.64%. The Portfolio is still classified by Lipper as a value-style portfolio, and during this reporting period investors strongly favored value-style stocks. As a result of its blend style, the Portfolio trailed the Lipper Multi-Cap Value Funds Average's return of 0.94% while outperforming the style-neutral Lipper Large-Cap Core Fund Average of -7.92%--the category in which we expect it to be placed soon by Lipper. The Large-Cap Core category captures the Portfolio's current strategy and holdings--a change from its deep value strategy in past years.

PERFORMANCE REVIEW

The Portfolio had a large gain on its Microsoft investment, as the introduction of the XP generation of operating systems boosted Microsoft's prospects. Personal computer stocks such as Dell Computer and Compaq also bounced up from last year's declines. IBM, which has a large service business, and National Semiconductor, which provides semiconductor chips for a range of devices, also contributed.

A broader positive theme was the continuing strength of consumer spending. The Portfolio had gains on Darden Restaurants, Target, Philip Morris, and on the media companies AOL Time Warner and AT&T-Liberty Media Group. Healthcare stocks had, in the aggregate, the largest negative impact on the Portfolio's return, including Schering-Plough, Eli Lilly, and the biotechnology company Sepracor. We believe they suffered from the overreactions of a skittish market. Managed-care companies such as Health Net and Wellpoint Health Networks also fell with the healthcare sector. We don't believe that the broad fall in healthcare stock prices reflects any real change in the earnings prospects of companies in the sector.

Telecommunications-related stocks continued their slide, including companies that dominate core sectors of the networking and wireless hardware industries such as Nokia, Sun Microsystems, and Cisco Systems. Among service companies, Global Crossing and Qwest Communications International fell. We believe the steep price drops represent opportunities to buy firms with strong long-term franchises.

$10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

               Equity Portfolio        Lipper (VIP) Multi-Cap
                  (Class I)1             Value Funds Avg.2        S&P 500 Index3

June|1991           10,000                   10,000                   10,000
                    10,450                   11,168                   11,416
June|1992           11,141                   11,307                   11,339
                    11,931                   12,173                   12,284
June|1993           13,443                   12,996                   12,882
                    14,541                   13,836                   13,520
June|1994           14,260                   13,491                   13,062
                    14,945                   13,874                   13,697
June|1995           17,423                   16,326                   16,462
                    19,621                   18,372                   18,838
June|1996           21,056                   19,989                   20,739
                    23,254                   22,285                   23,161
June|1997           26,339                   25,607                   27,931
                    28,988                   28,022                   30,885
June|1998           32,603                   31,044                   36,359
                    31,697                   31,419                   39,718
June|1999           36,600                   34,638                   44,630
                    35,655                   32,754                   48,072
June|2000           33,705                   31,689                   47,867
                    36,826                   34,638                   43,697
June|2001           34,736                   34,538                   40,772


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Flexible Managed Portfolio

MANAGED BY

Prudential Investment Management, Inc.

"We expect the stock market to produce better performance during the next few years than it has during the last 18 months. These expectations are driven by:
 . Valuations--Share prices are attractive, although not unusually cheap.
 . Economic Growth--This should accelerate as the effects of interest rate cuts take hold. Supplementing these cuts will be the positive effects of consumer spending from tax cuts and lower energy prices.
 . Earnings Growth--Future earnings will look better when compared with recent profit levels.

We don't expect higher-than-normal returns because long-term interest rates may rise if bond holders perceive the Fed's short-term rate cuts to be inflationary or consumer spending drops as individuals become more concerned about future employment."

PERFORMANCE SUMMARY

                                               Six
Average Annual Returns                        Month      1-Year    3-Year     5-Year    10-Year
Flexible Managed Portfolio/1/                 -2.53%     -4.55%     1.37%      7.80%     10.19%
Lipper (VIP) Flexible Funds Avg./2/           -2.87%     -3.22%     4.51%     10.31%     11.29%
S&P 500 Index/3/                              -6.69%    -14.82%     3.89%     14.48%     15.09%
Lehman Brothers Gov't./Corp. Bond Index/4/     3.51%     11.13%     5.99%      7.38%      7.93%

Flexible Managed Portfolio inception date: 5/13/83.


The Prudential Series Fund Flexible Managed Portfolio returned -2.53% for the six months ending June 30, 2001.

PERFORMANCE REVIEW

As was the case last year, the Lehman Brothers Government/Corporate Bond Index outperformed the S&P 500 Index. Within the stock market, value stocks significantly outperformed growth stocks, and small-capitalization stocks significantly outperformed larger stocks.

The Portfolio performed in line with the Lipper (VIP) Flexible Funds Average. The Portfolio was hurt by an overweighting in stocks and underperformance in the stock portion of the Portfolio. Underperformance within the technology sector was responsible for the underperformance in stocks. Performance relative to the S&P 500 Index was hurt by not holding Dell (+50%) and by having an underweighting in Microsoft (+68%), both of which bounced back strongly from last year's poor showing. Overweightings in Comverse Technology (-47%) and Applied Micro Circuits (-77%) also hurt performance within the sector.

The Portfolio was helped by the bond portion of the Portfolio outperformance, primarily attributable to a larger weighting in corporate bonds than the Index.

$10,000 INVESTED OVER 10 YEARS

[PLOT POINTS TO COME]

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) Flexible Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

 /4/The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Global Portfolio

MANAGED BY

Jennison Associates LLC

"We are comfortable with our current focus on consumer-oriented firms. The recent slowdown in capital investment hasn't affected consumer spending yet, and we think that the U.S. economy will show visible signs of rebounding before consumers pull back significantly. We reduced our focus on telecommunications because we think this sector will be the last to recover in the current slowdown, but it remains a long-term theme. We're adding capital goods companies because they are inexpensive, they diversify our holdings, and the U.S. Federal Reserve specifically targeted an increase in capital spending. We're adding U.S. investment banks because they normally benefit from lower interest rates, as well as from any recovery of stock issuance and mergers and acquisitions."

PERFORMANCE SUMMARY

                                 Six
Average Annual Returns          Month      1-Year    3-Year    5-Year   10-Year

Global Portfolio/1/             -8.63%    -24.04%     5.34%    10.13%    11.26%
Lipper (VIP) Global Avg./2/    -10.16%    -18.18%     4.16%     8.93%    10.90%
MSCI World Index/3/            -10.66%    -20.40%     1.09%     8.13%    10.02%

Global Portfolio inception date: 9/19/88.

Falling markets were the primary reason for the Prudential Series Fund Global Portfolio's negative return. Despite its growth-oriented investing style in a value-oriented market, its -8.63% return beat the style-neutral Lipper (VIP) Global Average by about one and a half percentage points--a significant margin--and the MSCI World Index by even more. Some of its media holdings made large advances.

Foreign investments are subject to the risks of currency fluctuation, political and social risks, and illiquidity.

PERFORMANCE REVIEW

The continued strength of U.S. consumer spending helped the Portfolio's media holdings, notably AOL Time Warner and USA Networks, contribute significantly to its outperformance. Consumer spending also helped produce positive returns on smaller positions in hotels & restaurants and retailing. The Portfolio's aluminum holdings benefited from the energy shortage because smelters were shut, reducing aluminum supply, and some electricity was sold at high prices.

The primary reason for the Portfolio's negative return was steep share-price declines in the telecommunications services and telecommunications-related equipment industries. The greatest impact on the Portfolio came from companies that lead their industries: Nokia in wireless handsets, Solectron in contract manufacturing, Vodafone in wireless services, and Cisco Systems in network routers. We remain confident that these companies will continue to lead when growth recovers because of new services and new demand in emerging markets.

The drug stocks we owned--primarily Pharmacia, Pfizer, and American Home Products--are among a small number of huge firms that dominate the industry. We believe that their underperformance was the result of short-term influences, and that aging populations in the world's wealthiest countries will drive their continuing growth.

$10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

             Global Portfolio1   Lipper (VIP) Global Avg.2   MSCI World Index3

June|1991         10,000                  10,000                  10,000
                  10,682                  10,960                  11,150
June|1992         10,673                  11,112                  10,422
                  10,317                  10,806                  10,567
June|1993         11,728                  12,395                  12,168
                  14,767                  14,842                  12,945
June|1994         14,194                  14,510                  13,415
                  14,046                  14,530                  13,602
June|1995         15,373                  15,093                  14,846
                  16,276                  16,089                  16,420
June|1996         17,944                  17,471                  17,583
                  19,481                  18,739                  18,633
June|1997         21,913                  21,312                  21,500
                  20,840                  21,212                  21,571
June|1998         24,870                  24,245                  25,161
                  26,067                  24,708                  26,820
June|1999         28,606                  27,001                  29,103
                  38,648                  34,146                  33,508
June|2000         38,266                  34,626                  32,652
                  31,816                  31,305                  29,092
June|2001         29,069                  28,145                  25,991


 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) Global Average is calculated by
    Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The Morgan Stanley Capital International World Index (MSCI) is an unmanaged weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Government Income Portfolio*

MANAGED BY

Prudential Investment Management, Inc.

"In the second half of 2001, the U.S. bond market could prove to be volatile within a range as it gradually reacts to the impact of monetary and fiscal stimulus on the U.S. economy, counterbalanced by weak corporate earnings. We plan to maintain significant holdings in non-U.S. Treasury securities such as mortgage-backed securities, given their unusually wide yield spreads."

PERFORMANCE SUMMARY

                                               Six
Average Annual Returns                        Month     1-Year    3-Year   5-Year    10-Year
Government Income Portfolio/1/                2.17%     10.34%    5.57%     7.04%     7.72%
Lipper (VIP) General U.S. Gov't. Avg./2/      2.52%     10.38%    5.57%     6.75%     7.31%
Lehman Brothers Gov't. Bond Index/3/          2.27%     10.33%    6.09%     7.36%     7.79%

Government Income Portfolio inception date: 5/1/89.

The Prudential Series Fund Government Income Portfolio returned 2.17% and underperformed its Lipper average for the six months ending June 30, 2001. The Portfolio's somewhat longer-than-average duration (a measure of its sensitivity to changes in the level of interest rates) hurt its performance as an unexpected rise in the yields of longer-term Treasuries in the second quarter of 2001 drove their prices lower. The Portfolio's overweighting in 15-year mortgage-backed securities relative to 30-year mortgage-backed securities also detracted from its performance. Higher rates eased prepayment concerns on mortgage-backed securities, which benefited the more prepayment-sensitive 30-year sector of the mortgage-backed market.

The guarantee on U.S. Treasuries applies only to the underlying securities of the Portfolio, and not to the value of the Portfolio's shares. Mortgage-backed securities entail additional prepayment and extension risks.

PERFORMANCE REVIEW

The Federal Reserve (the Fed) cut short-term interest rates six times in the first half of 2001 to bolster U.S. economic growth. Bond prices usually rise when short-term rates decline. But in the second quarter of 2001, investors began to push prices of Treasuries lower (and their yields higher) out of fear that inflation would pick up if the Fed rate cuts succeeded in sparking an economic recovery.

Meanwhile, the relative performance of mortgage-backed securities improved in the second quarter of 2001. With longer-term bond yields climbing, there was less risk that homeowners would prepay the underlying mortgages as 30-year mortgage rates rose from 6.91% on March 29 to 7.11% by June 28. We increased the Portfolio's exposure to mortgage-backed securities, particularly those of Fannie Mae and Freddie Mac.

$10,000 INVESTED OVER 10 YEARS

[PLOT POINTS TO COME]

* Not available in all variable contracts.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) General U.S. Gov't. Avg. is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The Lehman Brothers Government Bond Index (LGI) is an unmanaged weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   High Yield Bond Portfolio

MANAGED BY

Prudential Investment Management, Inc.

"We believe the high-yield (or junk) bond market will continue to trade in a bifurcated fashion in coming months, with the embattled telecommunications sector remaining under heavy pressure, while other sectors may improve if the U.S. economy recovers late in the year as expected. Falling demand for telecom equipment has hurt profitability in that industry."

PERFORMANCE SUMMARY

                                                 Six
Average Annual Returns                          Month    1-Year    3-Year   5-Year    10-Year
High Yield Bond Portfolio/1/                    0.91%    -5.28%    -3.37%    2.80%     7.90%
Lipper (VIP) High Current Yield Avg./2/         1.10%    -4.96%    -2.31%    3.54%     7.97%
Lehman Brothers Corporate High Yield Index/3/   3.93%    -0.96%    -0.79%    4.37%     8.74%

High Yield Bond Portfolio inception date: 2/23/87.


The Prudential Series Fund High Yield Bond Portfolio returned 0.91% and under-performed its Lipper Average for the six months, largely due to losses on older, distressed bonds of ICF Kaiser, Homeland Stores, and FRI-MRD Corp.

High-yield bonds, also known as "junk" bonds, are subject to greater credit and market liquidity risks, which may result in greater share price fluctuation.

PERFORMANCE REVIEW

Prices of junk bonds soared early in 2001 as the Federal Reserve (the Fed) aggressively eased monetary policy to bolster U.S. economic growth. In fact, high-yield bonds outperformed the rest of the U.S. fixed-income market in the first quarter of 2001. The junk-bond market erased most of its gains in the spring, however, amid a sharp sell-off in telecom bonds, the largest sector of the high-yield market.

Bonds in the Ba ratings category, the highest in the junk-bond market, posted a solid return for the six months, largely because there were few telecom bonds in that credit tier. The Portfolio held some Ba-rated bonds, but its largest exposure was to bonds in the single-B ratings category, which posted a marginally positive return for the six months. Since most indexes, including the Lehman Brothers Corporate High Yield Index, held more than 40% in bonds rated Ba, they tended to outperform for the six-month period portfolios, such as this one, that focused mostly on B-rated bonds.

The High Yield Index also included the troubled bonds of RiteAid, Service Corp. of America, and Finova, whose prices rallied strongly during the six months. The Portfolio failed to reap the full benefit of this upturn. We were not comfortable owning these bonds when their prices were at rock bottom, but we bought bonds of RiteAid and Service Corp. as their prices improved.

$10,000 INVESTED OVER 10 YEARS

[PLOT POINTS TO COME]

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The Lehman Brothers Corporate High Yield Index (LHYI) is an unmanaged index comprised of more than 700 noninvestment-grade bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Money Market Portfolio

MANAGED BY

Prudential Investment Management, Inc.

"The Federal Reserve may be near the end of its latest round of short-term interest rate cuts, since it has already made a considerable effort to stimulate economic growth in the United States."

PERFORMANCE SUMMARY

                                       Six                                           7-Day Current
Average Annual Returns                Month    1-Year   3-Year    5-Year   10-Year    Net Yield/1/
Money Market Portfolio/1/             2.64%     5.90%    5.52%    5.46%     4.93%        3.83%
Lipper (VIP) Money Market Avg./2/     2.36%     5.52%    5.23%    5.20%     4.67%        3.46%

Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

The Prudential Series Fund Money Market Portfolio returned 2.64% in the first six months of 2001, compared with a 2.36% return reported by its benchmark Lipper average. On June 26, 2001, the Portfolio's seven-day current yield was 3.83%, down from 6.26% on December 26, 2000.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE REVIEW

Money market yields declined sharply during the first half of 2001, pushed lower by the Fed's six reductions in short-term interest rates. These moves left short-term rates a total of 2.75 percentage points lower than when the year began.

The first two rate cuts occurred in January 2001. Because we expected further reductions in rates, we primarily purchased corporate money market securities designed to position the Portfolio's weighted average maturity (WAM) longer than that of the average comparable fund. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. Among other factors, it takes into account the maturity of each security held in a portfolio.) Having a longer-than-average WAM enabled the Portfolio's yield to remain higher for a longer time as money market yields declined sharply over the six-month reporting period.

SEVEN-DAY CURRENT NET YIELDS

                                    [GRAPH]

               Money Market Portfolio1       Average Money Market Fund3

Jun|00                   6.12                           5.85
                         5.97                           5.91
                         6.03                           5.88
                         6.47                            5.9
Jul|00                   6.52                            5.9
                         6.48                           5.91
                         6.32                            5.9
                         6.33                           5.92
                          6.4                            5.9
Aug|00                   6.39                           5.92
                         6.33                           5.91
                         6.29                            5.9
                         6.29                           5.91
Sep|00                   6.28                           5.92
                         6.27                           5.91
                         6.28                           5.88
                         6.27                            5.9
                         6.27                            5.9
Oct|00                   6.26                           5.92
                         6.25                           5.89
                         6.25                            5.9
                         6.28                           5.91
Nov|00                   6.25                           5.92
                         6.26                           5.91
                         6.27                           5.91
                         6.27                            5.9
Dec|00                   6.26                           5.89
                         5.68                           5.87
                         6.23                           5.77
                         6.17                           5.66
                         6.06                           5.55
Jan|01                   5.96                           5.47
                         5.74                           5.29
                         5.69                           5.19
                         5.57                           5.09
Feb|01                   5.42                           5.03
                          5.4                           4.94
                         5.24                           4.86
                          5.2                           4.77
Mar|01                   5.08                            4.6
                         4.66                           4.57
                         4.83                           4.48
                          4.8                           4.43
Apr|01                   4.75                           4.31
                         4.68                           4.21
                         4.59                           4.11
                         4.48                           3.99
                         4.31                           3.82
May|01                    4.2                           3.73
                         4.13                           3.69
                         4.04                           3.61
                         3.92                           3.54
Jun|01                   3.83                           3.46


Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail as of 6/26/2001.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/Source: iMoneyNet, Inc. as of 6/26/2001, based on 332 funds in the iMoneyNet General Purpose Universe.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Natural Resources Portfolio

MANAGED BY

Jennison Associates LLC

"Long-term supply and demand are the ultimate determinants of natural resource share prices. Two themes--energy and platinum--have been central to the Portfolio's performance over the past three years. Nothing significant has changed in prospective supply or demand for these themes. We think that platinum group metal prices will continue to rise, and so will share prices. Energy resource prices may plateau, but we don't expect a substantial decline. Oil appears expensive today in comparison with prices two years ago, but the inflation-adjusted price of oil is still below what it was 30 years ago. Energy has been very cheap compared with past prices. We think this situation is coming to an end."

PERFORMANCE SUMMARY

                                      Six
Average Annual Returns                Month      1-Year     3-Year     5-Year     10-Year
Natural Resources Portfolio/1/       -4.84%       13.12%     18.55%      8.96%     11.88%
Lipper (VIP) Nat. Res. Funds Avg./2/ -5.44%        5.08%      8.10%      2.62%      5.57%
S&P 500 Index/3/                     -6.69%      -14.82%      3.89%     14.48%     15.09%

Natural Resources Portfolio inception date: 5/1/88.


The Prudential Series Fund Natural Resources Portfolio returned -4.84% in the first half of 2001, modestly better than the -5.44% Lipper (VIP) Natural Resources Funds Average. The declines for the Portfolio and, most likely, the Lipper Average were due to the drop in energy resource stocks.

Sector investing carries higher risks than investments in a broadly diversified portfolio.

PERFORMANCE REVIEW

Energy was a major theme of the Portfolio, but the energy crisis receded from public view with a tapering off of gasoline prices. As a result, oil and gas stocks dropped after their recent substantial rise. Measured oil inventories are low, Iraq's production is erratic and undependable, OPEC has reduced production by 2 million barrels a day, and non-OPEC supply has stopped growing. Consumption is increasing in Asian countries with vast populations, good economic growth, and low current consumption, while the economies of Europe and the United States are not contracting despite the recent slowdown of growth. We think oil prices can stay in the mid-to-high $20-per-barrel range, which is higher than most people think.

The largest single detractor from the Portfolio's return was Stillwater Mining, the only significant palladium and platinum source outside the Republic of South Africa and Russia. During this period, Stillwater shares corrected after a huge advance in November and December 2000. They are still above their price a year ago.

On the positive side, many of our metals stocks, both nonprecious (aluminum, steel, and zinc) and precious (gold and silver), had substantial positive returns. The largest contributions came from Alcoa, Korea Zinc, and Apex Silver Mines. The long-term energy situation also added gains in Massey Energy (coal) and Fluor (a company that builds power plants).

$10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

               Natural Resources     Lipper (VIP) Nat. Res.
                  Portfolio1              Funds Avg.2           S&P 500 Index3

June|1991            10,000                  10,000                 10,000
                     10,269                   9,753                 11,416
June|1992            11,024                  10,077                 11,339
                     11,019                   9,583                 12,284
June|1993            13,409                  12,403                 12,882
                     13,790                  13,258                 13,520
June|1994            13,451                  12,748                 13,062
                     13,197                  12,906                 13,697
June|1995            15,307                  13,754                 16,462
                     16,750                  14,459                 18,838
June|1996            20,006                  16,198                 20,739
                     21,922                  16,924                 23,161
June|1997            21,597                  16,665                 27,931
                     19,381                  15,015                 30,885
June|1998            18,444                  13,978                 36,359
                     16,067                  11,796                 39,718
June|1999            21,409                  14,813                 44,630
                     23,456                  15,422                 48,072
June|2000            27,164                  16,993                 47,867
                     32,290                  19,098                 43,697
June|2001            30,728                  18,261                 40,772


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) Natural Resources Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Natural resource companies are affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Prudential Jennison Portfolio

MANAGED BY

Jennison Associates LLC

"We think the prices of growth stocks relative to the rest of the market are very attractive for the first time in several years. We believe the largest growth-stock decline in 30 years has corrected for the euphoric bubble of 1998-1999, and investors haven't yet focused on what may happen when economic growth recovers. We are very enthusiastic about our opportunities to buy stock in companies that have excellent long-term growth prospects, whose prices are the most reasonable that we have seen in a long time."

PERFORMANCE SUMMARY

                                                  Six                                         Since
Average Annual Returns                           Month       1-Year    3-Year     5-Year    Inception*
Prudential Jennison Portfolio (Class I)/1/      -12.94%      -30.83%    5.20%     14.53%     17.14%
Lipper (VIP) Large-Cap Growth Funds Avg./2/     -14.71%      -29.46%    3.55%     12.83%     16.74%
S&P 500 Index/3/                                 -6.69%      -14.82%    3.89%     14.48%     17.02%

Prudential Jennison Portfolio (Class I) inception date: 4/25/95.


The Prudential Series Fund Prudential Jennison Portfolio's (Class I) substantially negative half-year return of -12.94% reflected the steep and broad first-quarter drop of growth stocks; the Portfolio fell less than the Lipper
(VIP) Large-Cap Growth Funds Average.

PERFORMANCE REVIEW

Over the first half of 2001, technology stocks had a sharp decline, and only a partial recovery. A sudden slowdown in orders in 2000 left many technology companies with unsold goods. Investors, who had been paying ever-increasing prices for technology shares, were no longer willing to pay a premium for these stocks. Companies selling the hardware underlying the Internet and wireless telecommunications declined most. Nokia (wireless handsets), Cisco Systems (networking switches), and JDS Uniphase (optical fiber networks) were among the Portfolio's poorest performers. Telecommunications service companies, such as Vodafone (global wireless) and Global Crossing (long-distance service), also were detractors.

On the other hand, companies associated with personal computers--Microsoft, Dell Computer, and Compaq Computer--had solid recoveries over this half-year. IBM, which now derives much of its revenue from consulting and services, also made a solid positive contribution.

After technology and telecommunications stocks, the largest negative impact came from drug and biotechnology companies. These stocks had appreciated in 2000 to fairly high prices. They underperformed the overall market briefly when investors optimistically moved to economically sensitive stocks after the Federal Reserve began reducing interest rates. We think there was some profit taking that had no bearing on the prospects of these firms.

Consumer spending and sentiment remained high during this reporting period. Stocks in companies that benefited--including our shares of Time Warner (acquired by AOL in January at a good price), AOL Time Warner, AT&T, Liberty Media Group, and Viacom--contributed solid positive returns.

$10,000 INVESTED SINCE INCEPTION*

                                    [GRAPH]

              Prudential Jennison      Lipper (VIP) Large-Cap
              Portfolio (Class I)1       Growth Funds Avg.2       S&P 500 Index3

April|1995           10,000                    10,000                 10,000
                     11,276                    10,910                 10,640
June|1995            12,556                    12,320                 12,176
                     13,494                    13,650                 13,405
June|1996            14,362                    14,718                 14,970
                     16,801                    16,985                 18,053
June|1997            18,916                    18,645                 19,962
                     22,841                    22,615                 23,500
June|1998            26,002                    25,363                 25,671
                     29,972                    28,888                 28,846
June|1999            36,975                    35,421                 31,071
                     38,447                    36,034                 30,938
June|2000            30,549                    29,432                 28,243
June|2001            26,595                    25,296                 26,353


*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Small Capitalization Stock Portfolio

MANAGED BY

Prudential Investment Management, Inc.

"The S&P SmallCap 600 Index has beaten the large-cap S&P 500 over the past two years. The advance in this half-year was concentrated in value stocks: those that had the lowest share prices compared to the company's earnings. This represented a renewed investor focus on profitability and its relation to share price, usually measured by the price/earnings ratio. The substantial performance advantage of small caps in the first half of 2001 brought the price/earnings ratios of large and small caps close together for the first time in quite a while, but small-cap earnings fell much less over the past year than those of large caps, and analysts expect small-cap earnings forecasts to hold up better. That means they still are attractive."

PERFORMANCE SUMMARY

                                          Six                                         Since
Average Annual Returns                   Month      1-Year     3-Year     5-Year    Inception*
Small Capitalization Stock Portfolio/1/  5.40%      10.64%      7.90%     12.58%      15.14%
Lipper (VIP) Small-Cap Core Avg./2/      5.11%       0.31%      5.74%     11.35%      13.24%
S&P SmallCap 600 Index/3/                6.23%      11.12%      7.49%     12.53%      15.54%

Small Capitalization Stock Portfolio inception date: 4/25/95.


The Prudential Series Fund Small Capitalization Stock Portfolio returned 5.40% in the first half of 2001, behind the S&P SmallCap 600 Index but slightly ahead of the Lipper (VIP) Small-Cap Core Average.

The Standard & Poor's SmallCap 600 Index is an unmanaged index. Standard
& Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot invest directly in any index, including the S&P SmallCap 600 Index.

Small-cap stocks may have limited marketability, and may be subject to more abrupt or erratic movement than large-cap stocks.

PERFORMANCE REVIEW

The S&P SmallCap 600 Index registered a moderate 6.23% gain over the first half of 2001, while most media focus was on the decline of large caps. The advances in small caps were broadly distributed, with only the energy sector showing a substantial (16%) decline. That was due to a correction in the natural gas and "upstream" oil industries (exploration, production, and related equipment and services), which shot up with energy prices last year. Even after the correction in this reporting period, the sector's gain over the past two years was 38%.

The top-performing sector was the tiny telecommunications services sector, which also was correcting from a market overreaction, but correcting upward. Among the larger sectors, the two consumer sectors--cyclicals and staples--performed best, gaining 19% and 13%, respectively.

The consumer segment of the U.S. economy is the only part that has shown little sign of slowing. Basic materials and transportation stocks also averaged double-digit gains, but both are relatively small sectors. Growth stocks finished the half-year down about 4%, while value stocks rose 8%.

$10,000 INVESTED SINCE INCEPTION*

                                    [GRAPH]

                Small Capitalization        Lipper (VIP)        S&P SmallCap
                  Stock Portfolio1      Small-Cap Core Avg.2     600 Index3

April|1995             10,000                  10,000              10,000
                       10,681                  10,626              10,713
June|1995              11,996                  11,973              12,138
                       13,224                  13,658              13,501
June|1996              14,367                  14,774              14,726
                       16,022                  16,029              16,428
June|1997              17,983                  18,155              18,494
                       19,037                  19,592              19,622
June|1998              17,846                  17,931              18,251
                       18,773                  18,798              19,171
June|1999              20,109                  21,985              20,516
                       21,613                  22,817              21,929
June|2000              22,686                  21,131              22,937
June|2001              23,912                  22,809              24,367


*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and the S&P SmallCap 600 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) Small-Cap Core Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.           Semiannual Report       June 30, 2001

   Stock Index Portfolio

MANAGED BY

Prudential Investment Management, Inc.

"Despite common perceptions, the U.S. economy as a whole has been seeing slower growth, but not a contraction. The exceptions have been in business investment and in exports. However, there has been an overall drop in corporate profits. We usually expect share prices to reflect investors' expectations for profit growth. Over the past six months, optimistic rises in expectations (in January and April, for example), were later crushed by negative news. If this pattern should continue, share prices would recover long-term growth when earnings disappointments taper off. When the profit downturn reaches a one-year mark, growth will be measured against lower-comparison quarters, and disappointments should be fewer."

PERFORMANCE SUMMARY

                                                      Six
Average Annual Returns                               Month      1-Year    3-Year   5-Year   10-Year
Stock Index Portfolio/1/                             -6.77%    -14.72%     3.78%   14.22%   14.75%
Lipper (VIP) S&P 500 Index Objective Fds. Avg./2/    -6.86%    -15.04%     3.63%   14.13%   14.68%
S&P 500 Index/3/                                     -6.69%    -14.82%     3.89%   14.48%   15.09%

Stock Index Portfolio inception date: 10/19/87.


The Prudential Series Fund Stock Index Portfolio declined 6.77% in the first half of 2001, within 10 basis points (hundredths of a percentage point) of the S&P 500 Index.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot invest directly in any index, including the S&P 500 Index.

PERFORMANCE REVIEW

The decline of the S&P 500 Index over the first six months of 2001 was very broad. Although growth stocks (the more expensive shares on the Index in relation to companies' book value) fell farthest, even the S&P/Barra Value Index was negative for the half-year. Most of the market decline came in February and March in one of the fastest drops in the history of the S&P 500 Index. The worst-performing sectors were healthcare, technology, and utilities, all of which had experienced large gains fairly recently. The best-performing sector was one that was hurt in 2000 when consumer spending slowed: consumer cyclicals.

We view these movements as examples of sector volatility. Index portfolios are designed to avoid the risk of being invested in the wrong sector when market favor shifts. The result is a more consistent return than an investor is likely to receive from selective investing. Nonetheless, in the first half of 2001, a constant stream of earnings warnings and estimate reductions sharply reduced the prices that investors were willing to pay for stocks pretty much across the board. Although telecommunications hardware companies were the hardest hit, falling 55% over the half-year, concerns about corporate profitability were widespread. Only the consumer cyclical sector--consisting of industries that benefited from the continuing high level of consumer spending--had a substantial gain over the period.

$10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

              Stock Index     Lipper (VIP) S&P 500 Index|
              Portfolio1         Objective Funds Avg.2        S&P 500 Index3

June|1991       10,000                  10,000                    10,000
                11,385                  11,362                    11,416
June|1992       11,284                  11,252                    11,339
                12,197                  12,189                    12,284
June|1993       12,763                  12,818                    12,882
                13,376                  13,430                    13,520
June|1994       12,903                  12,960                    13,062
                13,511                  13,547                    13,697
June|1995       16,208                  16,237                    16,462
                18,519                  18,524                    18,838
June|1996       20,361                  20,353                    20,739
                22,697                  22,718                    23,161
June|1997       27,308                  27,276                    27,931
                30,149                  30,098                    30,885
June|1998       35,418                  35,354                    36,359
                38,719                  38,602                    39,718
June|1999       43,401                  43,280                    44,630
                46,673                  46,524                    48,072
June|2000       46,420                  46,277                    47,867
                42,458                  42,233                    43,697
June|2001       39,586                  39,345                    40,772


 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds
    Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

 Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Value Portfolio

MANAGED BY

Deutsche Asset Management, Inc., Jennison Associates LLC, and Victory Capital Management, Inc.

"This is an unusual market for an economic slowdown, because value stocks are outperforming even as the economy is getting worse. This economic cycle, value stocks are benefiting from the extraordinarily high prices investors had been paying for growth. In the past, value stocks usually performed well when an economy was recovering from a slowdown since companies whose stocks became inexpensive because their profits declined began to look more attractive as the pace of economic activity picked up. We see no reason for this not to happen in this cycle as well. As a consequence, the outperformance of value-style investing may be prolonged. This would not be surprising following the record length of growth-style outperformance. Although it is difficult to predict when a turnaround might begin, declining interest rates and the tax rebates are promoting one."

PERFORMANCE SUMMARY

                                      Six
Average Annual Returns                Month      1-Year     3-Year     5-Year     10-Year
Value Portfolio (Class I)/1/          0.82%      23.07%      5.22%     14.74%     14.78%
Lipper (VIP) Equity Income Avg./2/   -1.79%       6.79%      5.37%     12.82%     14.15%
S&P 500 Index/3/                     -6.69%     -14.82%      3.89%     14.48%     15.09%

Value Portfolio (Class I) inception date: 2/19/88.


The Prudential Series Fund Value Portfolio (Class I) returned 0.82% in the first half of 2001. This positive return was more than two percentage points above both the -1.79% Lipper (VIP) Equity Income Average, which is the category in which the Portfolio is currently placed, and the -1.27% Lipper (VIP) Large-Cap Value Fund Average, which is the classification in which we expect it to be placed shortly. The change of classification will reflect the change in the Portfolio's investment objective that was approved by its shareholders earlier this year.

PERFORMANCE REVIEW

The Portfolio's outperformance reflects positive returns on a large number of stocks, with no one or two securities contributing to a large part of the impact. Technology stocks, in the aggregate, provided a substantial contribution. With a volatile market, share prices in established companies such as Xerox, IBM, and Dell Computer, fell on bad news and rebounded when investors regained perspective. Alcoa and Monsanto share prices rose in the spring rise of basic materials stocks.

Some financial stocks, including Lehman Brothers Holdings and Bank of America, benefited from falling interest rates and a strong bond market. The Portfolio also received a lift from companies that benefited from the continued strength of consumer spending. These included Philip Morris, the Ryland Group (home builders), and Metro-Goldwyn-Mayer.

The largest detractors from the return included companies exposed to managed healthcare: Humana and Aetna. Stocks of some utilities and energy-related companies were hurt by changes in public confidence as energy first appeared to be a crisis issue but then receded from the front pages. PG&E, ENSCO International, and Diamond Offshore Drilling were among the victims.

$10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

                     Value Portfolio     Lipper (VIP) Equity
                        (Class I)1           Income Avg.2        S&P 500 Index3

June|1991                 10,000               10,000                10,000
                          11,212               11,250                11,416
June|1992                 11,360               11,290                11,339
                          12,349               12,335                12,284
June|1993                 14,274               13,293                12,882
                          15,100               14,089                13,520
June|1994                 14,945               13,649                13,062
                          15,317               14,083                13,697
June|1995                 17,479               16,570                16,462
                          18,642               18,607                18,838
June|1996                 19,956               19,811                20,739
                          22,694               22,030                23,161
June|1997                 26,659               25,971                27,931
                          31,002               28,932                30,885
June|1998                 34,070               32,173                36,359
                          30,263               32,877                39,718
June|1999                 35,793               36,590                44,630
                          34,053               36,840                48,072
June|2000                 32,245               36,362                47,867
                          39,362               39,164                43,697
June|2001                 39,685               37,812                40,772


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.

 /3/The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

 Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2001


   Zero Coupon Bond 2005 Portfolio*

MANAGED BY

Prudential Investment Management, Inc.

"The second half of 2001 could prove to be a choppy period for the U.S. bond market. A recovering U.S. economy would put upward pressure on interest rates, which would drive bond prices lower. However, we believe bond prices will likely remain range-bound in the near future, primarily because it will take several more months for the U.S. economy to feel the full impact of the Federal Reserve's six cuts in short-term interest rates."

PERFORMANCE SUMMARY

                                         Six
Average Annual Returns                  Month     1-Year    3-Year    5-Year     10-Year
Zero Coupon Bond 2005 Portfolio/1/      2.80%     11.82%     5.88%     7.93%      10.02%
Lipper (VIP) Target Mat. Avg./2/        1.58%     11.82%     5.29%     8.37%      10.70%
Lehman Brothers Gov't Bond Index/3/     2.27%     10.33%     6.09%     7.36%       7.79%

Zero Coupon Bond 2005 Portfolio inception date: 5/1/89.


The Prudential Series Fund Zero Coupon Bond 2005 Portfolio returned 2.80%, and outperformed its Lipper average for the first half of 2001 because of the Portfolio's considerable exposure to the zero coupon bonds of federal agencies.

At the beginning of 2001, these debt securities were inexpensive relative to U.S. Treasury zero coupon bonds. Therefore, bargain hunters bought federal agency zero coupon bonds, helping them to outperform Treasury zero coupon bonds in the first six months of the year.

PERFORMANCE REVIEW

Prices of zero coupon bonds rallied as the Fed reduced short-term interest rates six times during the first half of 2001 in an effort to promote economic growth in the United States via lower borrowing costs. Although the Portfolio's largest exposure was to Treasury zero coupon bonds, we maintained a sizable position in federal agency zero coupon bonds throughout the six months, because they offered better relative value than comparable Treasuries.

$10,000 INVESTED OVER 10 YEARS

                                    [GRAPH]

              Zero Coupon Bond         Lipper (VIP)         Lehman Gov't.
              2005 Portfolio1       Target Mat. Avg.2        Bond Index3

June|1991         10,000                 10,000                10,000
                  11,954                 12,087                11,137
June|1992         11,882                 12,226                11,375
                  13,110                 13,603                11,942
June|1993         15,289                 15,899                12,842
                  15,985                 16,769                13,215
June|1994         14,363                 14,776                12,671
                  14,450                 14,968                12,769
June|1995         17,339                 18,128                14,199
                  19,052                 20,305                15,110
June|1996         17,743                 18,643                14,839
                  18,859                 20,007                15,529
June|1997         19,231                 20,406                15,937
                  20,967                 22,649                17,018
June|1998         21,895                 23,875                17,730
                  23,557                 25,637                18,695
June|1999         22,364                 23,982                18,270
                  22,224                 23,530                18,277
June|2000         23,241                 24,652                19,185
                  25,281                 27,100                20,698
June|2001         25,989                 27,706                21,167


*Not available in all variable contracts.

 /1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

 /2/The Lipper Variable Insurance Products (VIP) Target Maturity Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/The Lehman Brothers Government Bond Index (LGI) is an unmanaged weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                                  Conservative   Diversified                      Flexible
                                                                    Balanced        Bond           Equity          Managed
                                                                   Portfolio      Portfolio       Portfolio       Portfolio
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).... $4,002,241,434 $1,458,861,069  $4,943,546,314  $4,708,157,697
  Repurchase agreements (a).....................................             --             --     181,351,000              --
  Cash..........................................................      5,188,995             --              --              --
  Foreign currency, at value (b)................................             --             --              --              --
  Receivable for investments sold...............................     23,753,539      5,104,313       4,603,976      33,833,524
  Interest and dividends receivable.............................     19,100,889     24,943,123       4,677,473      16,441,347
  Receivable for capital stock sold.............................        323,225         63,536         370,514         123,489
  Receivable for securities lending income......................      1,017,977        209,404              --       1,157,483
  Due from broker-variation margin..............................        481,750             --         116,500       2,009,631
  Unrealized appreciation on forward foreign currency
   contracts....................................................             --        142,928              --              --
--------------------------------------------------------------------------------------------------------------------------------
   Total Assets.................................................  4,052,107,809  1,489,324,373   5,134,665,777   4,761,723,171
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..........................................             --          1,064          31,971          31,829
  Payable for investments purchased.............................    353,467,159     16,666,694      10,221,035     312,181,314
  Outstanding options written (c)...............................             --             --          56,400              --
  Collateral for securities on loan.............................    219,840,095    119,954,013              --     268,600,520
  Unrealized depreciation on interest rate swaps................             --             --              --              --
  Securities lending rebate payable.............................        924,624         13,171              --       1,049,358
  Payable for capital stock repurchased.........................      1,974,383        412,130       3,213,907       1,445,815
  Unrealized depreciation on forward foreign currency contracts.             --             --              --              --
  Management fee payable........................................      3,260,261        928,796       1,937,140       4,273,879
  Payable to securities lending agent...........................         23,338      2,540,363              --              --
  Distribution fee payable......................................             --             --             321              --
  Administration fee payable....................................             --             --             193              --
  Withholding tax payable.......................................            130          8,613              --          34,110
  Due to broker-variation margin................................             --        472,750              --              --
  Deferred directors' fees......................................          4,998          1,800           6,388           5,513
  Accrued expenses and other liabilities........................        679,629        216,702         275,952         843,424
--------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities............................................    580,174,617    141,216,096      15,743,307     588,465,762
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS...................................................... $3,471,933,192 $1,348,108,277  $5,118,922,470  $4,173,257,409
--------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.............................. $    2,426,349 $    1,152,480  $    2,337,163  $    2,650,723
  Paid-in-capital, in excess of par.............................  3,365,470,615  1,258,214,080   5,088,452,723   4,055,302,195
  Undistributed (Distributions in excess of) net investment
   income.......................................................     27,702,170    106,846,779      10,391,703     175,607,620
  Accumulated net realized gain (loss) on investments...........     34,224,197    (29,700,657)    127,404,127     (78,116,759)
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies.......................................     42,109,861     11,595,595    (109,663,246)     17,813,630
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001..................................... $3,471,933,192 $1,348,108,277  $5,118,922,470  $4,173,257,409
--------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I....................................................... $3,471,933,192 $1,348,108,277  $5,117,457,904  $4,173,257,409
  Class II......................................................             --             --       1,464,566              --
--------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (d)...................................................    242,634,920    115,247,982     233,649,344     265,072,318
  Class II (e)..................................................             --             --          66,916              --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I....................................................... $        14.31 $        11.70  $        21.90  $        15.74
  Class II......................................................             --             --           21.89              --
--------------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments............................. $3,952,622,775 $1,447,692,199  $5,234,509,493  $4,668,083,227
(b)  Identified cost of foreign currency........................ $           -- $           --  $           --  $           --
(c)  Premium received from options written...................... $           -- $           --  $      230,527  $           --
(d)  Class I authorized shares..................................    740,000,000    340,000,000     590,000,000     740,000,000
(e)  Class II authorized shares.................................     10,000,000     10,000,000      10,000,000      10,000,000


                                                                    Global
                                                                   Portfolio
---------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).... $1,018,968,266
  Repurchase agreements (a).....................................     26,254,000
  Cash..........................................................            253
  Foreign currency, at value (b)................................     41,415,137
  Receivable for investments sold...............................     11,054,141
  Interest and dividends receivable.............................      1,697,416
  Receivable for capital stock sold.............................         57,700
  Receivable for securities lending income......................          1,277
  Due from broker-variation margin..............................             --
  Unrealized appreciation on forward foreign currency
   contracts....................................................        600,693
---------------------------------------------------------------------------------
   Total Assets.................................................  1,100,048,883
---------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..........................................             --
  Payable for investments purchased.............................             --
  Outstanding options written (c)...............................             --
  Collateral for securities on loan.............................     66,655,675
  Unrealized depreciation on interest rate swaps................      1,648,534
  Securities lending rebate payable.............................        304,878
  Payable for capital stock repurchased.........................      5,204,236
  Unrealized depreciation on forward foreign currency contracts.         59,441
  Management fee payable........................................      1,627,749
  Payable to securities lending agent...........................             --
  Distribution fee payable......................................             --
  Administration fee payable....................................             --
  Withholding tax payable.......................................        132,302
  Due to broker-variation margin................................             --
  Deferred directors' fees......................................          1,050
  Accrued expenses and other liabilities........................        307,549
---------------------------------------------------------------------------------
   Total Liabilities............................................     75,941,414
---------------------------------------------------------------------------------
NET ASSETS...................................................... $1,024,107,469
---------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.............................. $      602,153
  Paid-in-capital, in excess of par.............................  1,063,672,403
  Undistributed (Distributions in excess of) net investment
   income.......................................................      6,979,905
  Accumulated net realized gain (loss) on investments...........    (32,684,937)
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies.......................................    (14,462,055)
---------------------------------------------------------------------------------
  Net assets, June 30, 2001..................................... $1,024,107,469
---------------------------------------------------------------------------------
Net assets consist of
  Class I....................................................... $1,024,107,469
  Class II......................................................             --
---------------------------------------------------------------------------------
Shares Outstanding
  Class I (d)...................................................     60,215,334
  Class II (e)..................................................             --
---------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I....................................................... $        17.01
  Class II......................................................             --
---------------------------------------------------------------------------------
(a)  Identified cost of investments............................. $1,058,298,965
(b)  Identified cost of foreign currency........................ $   41,695,799
(c)  Premium received from options written...................... $           --
(d)  Class I authorized shares..................................    140,000,000
(e)  Class II authorized shares.................................     10,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                                     Government    High Yield        Money        Natural
                                                                       Income         Bond          Market       Resources
                                                                     Portfolio     Portfolio       Portfolio     Portfolio
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....... $346,434,513  $ 733,347,603  $1,404,977,193 $372,567,820
  Repurchase agreements (a)........................................           --             --              --    6,807,000
  Cash.............................................................           --            147           2,717           --
  Foreign currency, at value (b)...................................           --             --              --      176,934
  Receivable for investments sold..................................    6,571,157      6,193,539              --           --
  Interest and dividends receivable................................    2,858,743     16,007,051       6,965,874      252,021
  Receivable for capital stock sold................................       69,138         74,767       7,676,367       23,888
  Receivable for securities lending income.........................      128,017             --              --           --
-----------------------------------------------------------------------------------------------------------------------------
   Total Assets....................................................  356,061,568    755,623,107   1,419,622,151  379,827,663
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................        3,492             --              --           --
  Payable for investments purchased................................   25,411,613     15,014,046              --           --
  Collateral for securities on loan................................   36,071,188     86,144,848              --           --
  Securities lending rebate payable................................        4,225          8,289              --           --
  Payable for capital stock repurchased............................      212,288        347,169       2,301,199      196,382
  Management fee payable...........................................      198,125        598,813         465,006      463,164
  Payable to securities lending agent..............................      108,981        640,758              --           --
  Distribution fee payable.........................................           --             --              --           --
  Administration fee payable.......................................           --             --              --           --
  Withholding tax payable..........................................           --             --              --           --
  Due to broker-variation margin...................................      211,656             --              --           --
  Deferred directors' fees.........................................          850          1,250           1,191        2,450
  Accrued expenses and other liabilities...........................       72,265        150,188         248,542       98,781
-----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities...............................................   62,294,683    102,905,361       3,015,938      760,777
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS......................................................... $293,766,885  $ 652,717,746  $1,416,606,213 $379,066,886
-----------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value................................. $    242,643  $   1,086,144  $    1,416,606 $    172,912
  Paid-in-capital, in excess of par................................  272,371,243    861,146,719   1,415,189,607  285,103,904
  Undistributed (Distributions in excess of) net investment income.   21,922,169     96,407,913              --    3,212,790
  Accumulated net realized gain (loss) on investments..............   (3,355,659)  (152,258,728)             --   13,130,253
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies..............................................    2,586,489   (153,664,302)             --   77,447,027
-----------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................ $293,766,885  $ 652,717,746  $1,416,606,213 $379,066,886
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................... $293,766,885  $ 652,717,746  $1,416,606,213 $379,066,886
  Class II.........................................................           --             --              --           --
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................   24,264,308    108,614,407     141,660,621   17,291,163
  Class II (d).....................................................           --             --              --           --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................... $      12.11  $        6.01  $        10.00 $      21.92
  Class II.........................................................           --             --              --           --
-----------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments................................ $343,984,032  $ 887,011,905  $1,404,977,193 $301,928,945
(b)  Identified cost of foreign currency........................... $         --  $          --  $           -- $    200,656
(c)  Class I authorized shares.....................................  130,000,000    390,000,000     340,000,000   60,000,000
(d)  Class II authorized shares....................................   10,000,000     10,000,000      10,000,000   10,000,000

                                                                      Prudential
                                                                       Jennison
                                                                      Portfolio
------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....... $2,419,104,249
  Repurchase agreements (a)........................................     60,479,000
  Cash.............................................................             --
  Foreign currency, at value (b)...................................             --
  Receivable for investments sold..................................     14,886,485
  Interest and dividends receivable................................      1,073,258
  Receivable for capital stock sold................................        971,916
  Receivable for securities lending income.........................          2,192
------------------------------------------------------------------------------------
   Total Assets....................................................  2,496,517,100
------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................        755,383
  Payable for investments purchased................................     34,316,438
  Collateral for securities on loan................................        128,538
  Securities lending rebate payable................................            548
  Payable for capital stock repurchased............................      1,281,475
  Management fee payable...........................................      3,029,193
  Payable to securities lending agent..............................             --
  Distribution fee payable.........................................          8,120
  Administration fee payable.......................................          4,872
  Withholding tax payable..........................................         19,017
  Due to broker-variation margin...................................             --
  Deferred directors' fees.........................................          4,201
  Accrued expenses and other liabilities...........................        482,021
------------------------------------------------------------------------------------
   Total Liabilities...............................................     40,029,806
------------------------------------------------------------------------------------
NET ASSETS......................................................... $2,456,487,294
------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value................................. $    1,240,456
  Paid-in-capital, in excess of par................................  2,971,901,618
  Undistributed (Distributions in excess of) net investment income.        589,579
  Accumulated net realized gain (loss) on investments..............   (435,572,821)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies..............................................    (81,671,538)
------------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................ $2,456,487,294
------------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................... $2,425,741,338
  Class II.........................................................     30,745,956
------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................    122,484,007
  Class II (d).....................................................      1,561,555
------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................... $        19.80
  Class II.........................................................          19.69
------------------------------------------------------------------------------------
(a)  Identified cost of investments................................ $2,561,254,787
(b)  Identified cost of foreign currency........................... $           --
(c)  Class I authorized shares.....................................    240,000,000
(d)  Class II authorized shares....................................     20,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                                                        Small
                                                                                    Capitalization
                                                                                        Stock       Stock Index       Value
                                                                                      Portfolio      Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).......................  $628,139,586  $4,152,617,861 $1,862,876,503
  Repurchase agreements (a)........................................................    23,569,000              --     65,952,000
  Cash.............................................................................            --              --      2,157,505
  Foreign currency, at value (b)...................................................            --              --            167
  Receivable for investments sold..................................................            --         860,508     14,874,239
  Interest and dividends receivable................................................       281,042       2,782,501      2,790,088
  Receivable for capital stock sold................................................       492,134         436,015      4,153,406
  Receivable for securities lending income.........................................       162,619       1,543,168             --
  Due from manager.................................................................            --              --        233,919
  Due from broker-variation margin.................................................       322,850         254,975             --
  Deferred expenses and other assets...............................................            --              --          1,326
---------------------------------------------------------------------------------------------------------------------------------
   Total Assets....................................................................   652,967,231   4,158,495,028  1,953,039,153
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................................        25,542          53,695             --
  Payable for investments purchased................................................            --         799,776      5,480,449
  Collateral for securities on loan................................................    41,127,770     436,067,790             --
  Securities lending rebate payable................................................       131,775       1,403,973             --
  Payable for capital stock repurchased............................................        85,571       2,079,722        763,609
  Management fee payable...........................................................       397,049       2,237,656             --
  Payable to securities lending agent..............................................         7,711          34,800             --
  Withholding tax payable..........................................................            --              --         26,010
  Deferred directors' fees.........................................................         2,538           5,338          3,675
  Accrued expenses and other liabilities...........................................        64,094         737,829        254,967
---------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities...............................................................    41,842,050     443,420,579      6,528,710
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS.........................................................................  $611,125,181  $3,715,074,449 $1,946,510,443
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.................................................  $    392,875  $    1,036,921 $      996,151
  Paid-in-capital, in excess of par................................................   562,258,723   2,313,033,616  1,704,105,210
  Undistributed (Distributions in excess of) net investment income.................     3,944,147       8,959,073      6,470,654
  Accumulated net realized gain (loss) on investments..............................     3,196,799     140,835,367    152,980,308
  Net unrealized appreciation (depreciation) on investments and foreign currencies.    41,332,637   1,251,209,472     81,958,120
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................................  $611,125,181  $3,715,074,449 $1,946,510,443
---------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I..........................................................................  $611,125,181  $3,715,074,449 $1,946,500,779
  Class II.........................................................................            --              --          9,664
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................................    39,287,517     103,692,087     99,614,565
  Class II (d).....................................................................            --              --            495
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I..........................................................................  $      15.56  $        35.83 $        19.54
  Class II.........................................................................            --              --          19.53
---------------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments................................................  $609,928,424  $2,899,678,470 $1,846,870,935
(b)  Identified cost of foreign currency...........................................  $         --  $           -- $          170
(c)  Class I authorized shares.....................................................   140,000,000     340,000,000    340,000,000
(d)  Class II authorized shares....................................................    10,000,000      10,000,000     10,000,000

                                                                                       Zero
                                                                                      Coupon
                                                                                     Bond 2005
                                                                                     Portfolio
------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....................... $50,747,924
  Repurchase agreements (a)........................................................          --
  Cash.............................................................................      12,928
  Foreign currency, at value (b)...................................................          --
  Receivable for investments sold..................................................          --
  Interest and dividends receivable................................................         657
  Receivable for capital stock sold................................................          --
  Receivable for securities lending income.........................................          --
  Due from manager.................................................................          --
  Due from broker-variation margin.................................................          --
  Deferred expenses and other assets...............................................          --
------------------------------------------------------------------------------------------------
   Total Assets....................................................................  50,761,509
------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................................          --
  Payable for investments purchased................................................          --
  Collateral for securities on loan................................................          --
  Securities lending rebate payable................................................          --
  Payable for capital stock repurchased............................................      25,596
  Management fee payable...........................................................      33,851
  Payable to securities lending agent..............................................          --
  Withholding tax payable..........................................................          --
  Deferred directors' fees.........................................................         650
  Accrued expenses and other liabilities...........................................      28,852
------------------------------------------------------------------------------------------------
   Total Liabilities...............................................................      88,949
------------------------------------------------------------------------------------------------
NET ASSETS......................................................................... $50,672,560
------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value................................................. $    37,404
  Paid-in-capital, in excess of par................................................  44,604,643
  Undistributed (Distributions in excess of) net investment income.................   3,114,256
  Accumulated net realized gain (loss) on investments..............................          --
  Net unrealized appreciation (depreciation) on investments and foreign currencies.   2,916,257
------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................................ $50,672,560
------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................................... $50,672,560
  Class II.........................................................................          --
------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................................   3,740,356
  Class II (d).....................................................................          --
------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................................... $     13.55
  Class II.........................................................................          --
------------------------------------------------------------------------------------------------
(a)  Identified cost of investments................................................ $47,831,667
(b)  Identified cost of foreign currency........................................... $        --
(c)  Class I authorized shares.....................................................  20,000,000
(d)  Class II authorized shares....................................................  10,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                            Conservative   Diversified                   Flexible
                                                              Balanced        Bond         Equity         Managed
                                                             Portfolio      Portfolio     Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $  11,752,876  $   209,091  $  30,756,773  $  15,082,220
  Interest.................................................    56,984,656   46,020,160      5,140,168     58,408,458
  Income from securities loaned, net.......................       839,982      520,075             --        996,423
----------------------------------------------------------------------------------------------------------------------
                                                               69,577,514   46,749,326     35,896,941     74,487,101
----------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................     9,759,852    2,624,499     11,981,292     12,742,041
  Distribution fee -- Class II.............................            --           --          2,098             --
  Administration fee -- Class II...........................            --           --          1,259             --
  Accounting fees..........................................       100,700       52,600         42,000        103,600
  Shareholders' reports....................................       416,500      142,800        625,000        495,900
  Audit fee................................................        38,700       13,400         59,000         46,600
  Custodian's fees and expenses............................        94,200       24,800         99,000         94,200
  Transfer agent's fees and expenses.......................         2,900        3,500          4,000          3,000
  Legal fees and expenses..................................         6,900        2,400         10,000          8,400
  Directors' fees and expenses.............................         3,400        2,500          4,000          3,600
  Commitment fee on syndicated credit agreement............        23,800        7,900         35,000         28,800
  Miscellaneous............................................        21,397        6,311         29,523         25,361
----------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................    10,468,349    2,880,710     12,892,172     13,551,502
  Less: custodian fee credit...............................       (30,081)     (20,350)       (23,681)       (61,158)
----------------------------------------------------------------------------------------------------------------------
   Net expenses............................................    10,438,268    2,860,360     12,868,491     13,490,344
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................    59,139,246   43,888,966     23,028,450     60,996,757
----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................    14,864,808   10,656,547    152,645,613    (81,145,181)
   Options written.........................................            --           --     (1,409,674)            --
   Futures.................................................    18,524,377    1,592,653     (2,573,492)    12,919,282
   Foreign currencies......................................            --    1,780,865           (272)            --
----------------------------------------------------------------------------------------------------------------------
                                                               33,389,185   14,030,065    148,662,175    (68,225,899)
----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................  (126,661,574)  11,218,364   (486,223,821)   (88,257,797)
   Options written.........................................            --           --        174,127             --
   Futures.................................................    (4,761,052)  (1,296,667)      (219,300)   (15,834,498)
   Foreign currencies......................................            --      142,928         (1,686)            --
----------------------------------------------------------------------------------------------------------------------
                                                             (131,422,626)  10,064,625   (486,270,680)  (104,092,295)
----------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................   (98,033,441)  24,094,690   (337,608,505)  (172,318,194)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.................................. $ (38,894,195) $67,983,656  $(314,580,055) $(111,321,437)
----------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of:.................. $      20,141           --  $   1,354,853  $      38,079


                                                               Global
                                                              Portfolio
---------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $   6,354,119
  Interest.................................................     2,454,527
  Income from securities loaned, net.......................       435,852
---------------------------------------------------------------------------
                                                                9,244,498
---------------------------------------------------------------------------
EXPENSES
  Management fee...........................................     4,089,292
  Distribution fee -- Class II.............................            --
  Administration fee -- Class II...........................            --
  Accounting fees..........................................        56,000
  Shareholders' reports....................................       131,400
  Audit fee................................................        12,400
  Custodian's fees and expenses............................       247,900
  Transfer agent's fees and expenses.......................         3,800
  Legal fees and expenses..................................         2,200
  Directors' fees and expenses.............................         2,300
  Commitment fee on syndicated credit agreement............         8,400
  Miscellaneous............................................         7,508
---------------------------------------------------------------------------
   Total expenses..........................................     4,561,200
  Less: custodian fee credit...............................       (23,617)
---------------------------------------------------------------------------
   Net expenses............................................     4,537,583
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................     4,706,915
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................   (22,265,929)
   Options written.........................................            --
   Futures.................................................            --
   Foreign currencies......................................      (676,315)
---------------------------------------------------------------------------
                                                              (22,942,244)
---------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (78,121,340)
   Options written.........................................            --
   Futures.................................................            --
   Foreign currencies......................................    (2,459,415)
---------------------------------------------------------------------------
                                                              (80,580,755)
---------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................  (103,522,999)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.................................. $ (98,816,084)
---------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of:.................. $     617,775


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001



                                                 Government    High Yield      Money       Natural      Prudential
                                                   Income         Bond        Market      Resources      Jennison
                                                 Portfolio     Portfolio     Portfolio    Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a).................................          --  $  1,894,546           --  $  5,632,334  $   8,774,448
  Interest...................................... $ 9,196,945    39,054,826  $35,680,009       145,819      1,693,954
  Income from securities loaned, net............      68,064       141,473           --            --         42,033
----------------------------------------------------------------------------------------------------------------------
                                                   9,265,009    41,090,845   35,680,009     5,778,153     10,510,435
----------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee................................     589,985     1,874,236    2,652,536       887,179      7,895,764
  Distribution fee -- Class II..................          --            --           --            --         27,404
  Administration fee -- Class II................          --            --           --            --         16,442
  Accounting fees...............................      42,600        65,000       26,000        42,200         41,200
  Shareholders' reports.........................      32,700        75,000      136,000        43,100        322,300
  Audit fee.....................................       5,000         7,000       13,000         5,000         30,200
  Custodian's fees and expenses.................      25,000        17,000       19,000        19,800         59,500
  Transfer agent's fees and expenses............       2,200         4,000        4,000         1,900          5,200
  Legal fees and expenses.......................         600         4,000        2,000           700          5,500
  Directors' fees and expenses..................       2,000         2,000        2,000         2,100          3,000
  Commitment fee on syndicated credit agreement.       1,700         4,000           --         2,200         21,300
  Miscellaneous.................................       1,726         4,028        7,381         1,860         16,879
----------------------------------------------------------------------------------------------------------------------
   Total expenses...............................     703,511     2,056,264    2,861,917     1,006,039      8,444,689
  Less: custodian fee credit....................      (9,905)      (14,015)     (12,843)      (14,468)       (39,477)
----------------------------------------------------------------------------------------------------------------------
   Net expenses.................................     693,606     2,042,249    2,849,074       991,571      8,405,212
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)....................   8,571,403    39,048,596   32,830,935     4,786,582      2,105,223
----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments..................................   1,158,414   (30,194,940)     205,373    13,457,827   (414,923,659)
   Futures......................................    (705,603)           --           --            --             --
   Foreign currencies...........................          --            --           --        28,351             --
----------------------------------------------------------------------------------------------------------------------
                                                     452,811   (30,194,940)     205,373    13,486,178   (414,923,659)
----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments..................................  (2,290,876)   (3,764,906)          --   (37,673,957)    36,509,319
   Futures......................................    (418,750)           --           --            --             --
   Foreign currencies...........................          --            --           --         1,152             --
----------------------------------------------------------------------------------------------------------------------
                                                  (2,709,626)   (3,764,906)          --   (37,672,805)    36,509,319
----------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES..............................  (2,256,815)  (33,959,846)     205,373   (24,186,627)  (378,414,340)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS....................... $ 6,314,588  $  5,088,750  $33,036,308  $(19,400,045) $(376,309,117)
----------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of........          --            --           --  $    127,807  $     120,891


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                                 Small                                     Zero Coupon
                                                            Capitalization   Stock Index       Value        Bond 2005
                                                            Stock Portfolio   Portfolio      Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................   $ 2,023,766   $  23,192,125  $   16,771,969          --
  Interest.................................................       898,316       1,485,279         708,987  $1,469,828
  Income from securities loaned, net.......................       142,284         789,933          29,256          --
-----------------------------------------------------------------------------------------------------------------------
                                                                3,064,366      25,467,337      17,510,212   1,469,828
-----------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................     1,136,944       6,759,767       3,901,611      99,693
  Accounting fees..........................................        61,000          57,000          42,200      39,500
  Shareholders' reports....................................        62,000         467,600         218,200       6,000
  Audit fee................................................         5,500          43,600          20,300       5,000
  Custodian's fees and expenses............................        17,400          81,800          37,200         700
  Transfer agent's fees and expenses.......................         2,800           4,000           3,500         800
  Legal fees and expenses..................................         1,200           7,900           3,500         100
  Directors' fees and expenses.............................         2,100           3,600           2,600       2,000
  Commitment fee on syndicated credit agreement............         3,500          28,300          11,400         300
  Miscellaneous............................................        24,602          24,002           9,459         218
-----------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................     1,317,046       7,477,569       4,249,970     154,311
  Less: custodian fee credit...............................        (9,123)        (12,313)        (18,585)        (43)
-----------------------------------------------------------------------------------------------------------------------
   Net expenses............................................     1,307,923       7,465,256       4,231,385     154,268
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................     1,756,443      18,002,081      13,278,827   1,315,560
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................     5,992,028     144,713,790     156,560,359          --
   Futures.................................................      (190,694)     (5,675,522)             --          --
-----------------------------------------------------------------------------------------------------------------------
                                                                5,801,334     139,038,268     156,560,359          --
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................    25,869,600    (445,530,656)   (153,388,543)     42,383
   Futures.................................................    (1,388,375)        568,331              --          --
   Foreign currencies......................................            --              --             553          --
-----------------------------------------------------------------------------------------------------------------------
                                                               24,481,225    (444,962,325)   (153,387,990)     42,383
-----------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................    30,282,559    (305,924,057)      3,172,369      42,383
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS..................................   $32,039,002   $(287,921,976) $   16,451,196  $1,357,943
-----------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of...................   $     1,056   $      99,446  $       26,004          --


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENT OF CHANGES IN NET ASSETS (Unaudited)


                                                          Conservative                     Diversified
                                                       Balanced Portfolio                Bond Portfolio
                                                 ------------------------------  ------------------------------
                                                   Six Months      Year Ended      Six Months      Year Ended
                                                 Ended June 30,   December 31,   Ended June 30,   December 31,
                                                      2001            2000            2001            2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $   59,139,246  $  152,316,094  $   43,888,966  $   83,740,329
  Net realized gain (loss) on investments and
   foreign currencies...........................     33,389,185      38,979,909      14,030,065     (15,378,276)
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currencies...........................   (131,422,626)   (206,401,727)     10,064,625      45,833,710
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................................    (38,894,195)    (15,105,724)     67,983,656     114,195,763
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I......................................    (40,383,751)   (143,761,460)    (20,937,235)    (76,149,984)
   Class II.....................................             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
                                                    (40,383,751)   (143,761,460)    (20,937,235)    (76,149,984)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I......................................             --              --              --              --
   Class II.....................................             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
                                                             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized
   capital gains
   Class I......................................             --     (28,525,582)             --        (154,720)
   Class II.....................................             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
                                                             --     (28,525,582)             --        (154,720)
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS                                    (40,383,751)   (172,287,042)    (20,937,235)    (76,304,704)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold............................     21,200,197      36,179,880     103,288,197      65,312,487
  Capital stock issued in reinvestment of
   dividends and distributions..................     40,383,751     172,287,042      20,937,235      76,304,704
  Capital stock repurchased.....................   (224,660,181)   (693,927,016)    (92,925,255)   (163,578,521)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.............................   (163,076,233)   (485,460,094)     31,300,177     (21,961,330)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS......................................   (242,354,179)   (672,852,860)     78,346,598      15,929,729
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...........................  3,714,287,371   4,387,140,231   1,269,761,679   1,253,831,950
-----------------------------------------------------------------------------------------------------------------
  End of period (b)............................. $3,471,933,192  $3,714,287,371  $1,348,108,277  $1,269,761,679
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold...................................      1,469,281       2,384,890       8,889,528       5,885,765
  Shares issued in reinvestment of
   dividends and distributions..................      2,822,065      11,522,454       1,820,629       6,870,772
  Shares repurchased............................    (15,570,716)    (45,617,907)     (7,984,194)    (14,789,510)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING.............................    (11,279,370)    (31,710,563)      2,725,963      (2,032,973)
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................. $   27,702,170  $    8,946,675  $  106,846,779  $   83,895,048

                                                              Equity
                                                            Portfolio
                                                 -------------------------------
                                                   Six Months      Year Ended
                                                 Ended June 30,   December 31,
                                                      2001            2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $   23,028,450  $    99,359,386
  Net realized gain (loss) on investments and
   foreign currencies...........................    148,662,175    1,032,651,133
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currencies...........................   (486,270,680)    (973,279,457)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................................   (314,580,055)     158,731,062
----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I......................................    (12,633,467)    (102,292,545)
   Class II.....................................         (3,280)         (10,455)
----------------------------------------------------------------------------------
                                                    (12,636,747)    (102,303,000)
----------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I......................................             --       (2,366,581)
   Class II.....................................             --             (242)
----------------------------------------------------------------------------------
                                                             --       (2,366,823)
----------------------------------------------------------------------------------
  Distributions from net realized
   capital gains
   Class I......................................   (265,305,843)    (922,859,030)
   Class II.....................................       (118,898)        (233,451)
----------------------------------------------------------------------------------
                                                   (265,424,741)    (923,092,481)
----------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS                                   (278,061,488)  (1,027,762,304)
----------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold............................     64,272,271      164,590,658
  Capital stock issued in reinvestment of
   dividends and distributions..................    278,061,488    1,027,762,304
  Capital stock repurchased.....................   (285,278,153)    (904,109,555)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.............................     57,055,606      288,243,407
----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS......................................   (535,585,937)    (580,787,835)
----------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...........................  5,654,508,407    6,235,296,242
----------------------------------------------------------------------------------
  End of period (b)............................. $5,118,922,470  $ 5,654,508,407
----------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold...................................      2,768,057        6,012,832
  Shares issued in reinvestment of
   dividends and distributions..................     12,480,318       41,958,871
  Shares repurchased............................    (12,316,699)     (32,920,434)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING.............................      2,931,676       15,051,269
----------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................. $   10,391,703               --


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
                                 June 30, 2001



                                                            Flexible                         Global
                                                        Managed Portfolio                   Portfolio
                                                 ------------------------------  ------------------------------
                                                   Six Months      Year Ended      Six Months      Year Ended
                                                 Ended June 30,   December 31,   Ended June 30,   December 31,
                                                      2001            2000            2001            2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $   60,996,757  $  152,940,029  $    4,706,915  $    3,411,553
  Net realized gain (loss) on investments and
   foreign currencies...........................    (68,225,899)     67,254,604     (22,942,244)    226,573,409
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies...................................   (104,092,295)   (288,055,378)    (80,580,755)   (486,613,702)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...............   (111,321,437)    (67,860,745)    (98,816,084)   (256,628,740)
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I......................................    (38,232,519)   (168,115,561)       (852,492)     (3,379,900)
   Class II.....................................             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
                                                    (38,232,519)   (168,115,561)       (852,492)     (3,379,900)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I......................................             --              --              --      (6,475,476)
   Class II.....................................             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
                                                             --              --              --      (6,475,476)
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I......................................    (59,783,919)    (67,504,778)   (228,950,076)    (89,602,571)
   Class II.....................................             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
                                                    (59,783,919)    (67,504,778)   (228,950,076)    (89,602,571)
-----------------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND
 DISTRIBUTIONS..................................    (98,016,438)   (235,620,339)   (229,802,568)    (99,457,947)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold............................     26,142,644      43,028,815     261,150,481     547,420,822
  Capital stock issued in reinvestment of
   dividends and distributions..................     98,016,438     235,620,339     229,802,568      99,457,947
  Capital stock repurchased.....................   (205,344,412)   (636,651,751)   (320,360,130)   (406,972,968)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.............................    (81,185,330)   (358,002,597)    170,592,919     239,905,801
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS......................................   (290,523,205)   (661,483,681)   (158,025,733)   (116,180,886)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...........................  4,463,780,614   5,125,264,295   1,182,133,202   1,298,314,088
-----------------------------------------------------------------------------------------------------------------
  End of period (b)............................. $4,173,257,409  $4,463,780,614  $1,024,107,469  $1,182,133,202
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold...................................      1,627,049       2,504,679      12,781,935      19,006,291
  Shares issued in reinvestment of dividends
   and distributions............................      6,219,317      14,021,602      12,866,885       3,698,020
  Shares repurchased............................    (12,797,977)    (36,990,583)    (15,495,013)    (14,555,873)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING...................................     (4,951,611)    (20,464,302)     10,153,807       8,148,438
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................. $  175,607,620  $  152,843,382  $    6,979,905  $    3,125,482

                                                          Government
                                                       Income Portfolio
                                                 ---------------------------
                                                   Six Months    Year Ended
                                                 Ended June 30, December 31,
                                                      2001          2000
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................  $  8,571,403  $ 17,801,023
  Net realized gain (loss) on investments and
   foreign currencies...........................       452,811    (3,512,067)
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies...................................    (2,709,626)   20,470,025
------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...............     6,314,588    34,758,981
------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I......................................    (4,450,256)  (22,098,716)
   Class II.....................................            --            --
------------------------------------------------------------------------------
                                                    (4,450,256)  (22,098,716)
------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I......................................           ---            --
   Class II.....................................            --            --
------------------------------------------------------------------------------
                                                            --            --
------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I......................................            --      (865,700)
   Class II.....................................            --            --
------------------------------------------------------------------------------
                                                            --      (865,700)
------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND
 DISTRIBUTIONS..................................    (4,450,256)  (22,964,416)
------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold............................    21,062,950    12,511,530
  Capital stock issued in reinvestment of
   dividends and distributions..................     4,450,256    22,964,416
  Capital stock repurchased.....................   (25,080,688)  (91,281,367)
------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.............................       432,518   (55,805,421)
------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS......................................     2,296,850   (44,010,856)
------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...........................   291,470,035   335,480,891
------------------------------------------------------------------------------
  End of period (b).............................  $293,766,885  $291,470,035
------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold...................................     1,719,451     1,054,279
  Shares issued in reinvestment of dividends
   and distributions............................       369,930     1,949,415
  Shares repurchased............................    (2,070,313)   (7,802,801)
------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING...................................        19,068    (4,799,107)
------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of..................................  $ 21,922,169  $ 17,801,022


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)



                                                                High Yield                        Money
                                                              Bond Portfolio                 Market Portfolio
                                                       ----------------------------  -------------------------------
                                                         Six Months    Year Ended      Six Months      Year Ended
                                                       Ended June 30, December 31,   Ended June 30,   December 31,
                                                            2001          2000            2001            2000
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................  $ 39,048,596  $  76,791,144  $   32,830,935  $    72,363,053
  Net realized gain (loss) on investments and
   foreign currencies.................................   (30,194,940)   (70,969,775)        205,373            5,366
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.........................................    (3,764,906)   (65,147,896)             --               --
----------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS.....................     5,088,750    (59,326,527)     33,036,308       72,368,419
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I............................................   (19,119,772)   (84,257,680)    (32,830,935)     (72,363,053)
   Class II...........................................            --             --              --               --
----------------------------------------------------------------------------------------------------------------------
                                                         (19,119,772)   (84,257,680)    (32,830,935)     (72,363,053)
----------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I............................................            --             --              --               --
   Class II...........................................            --             --              --               --
----------------------------------------------------------------------------------------------------------------------
                                                                  --             --              --               --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I............................................            --             --        (205,373)          (5,366)
   Class II...........................................            --             --              --               --
----------------------------------------------------------------------------------------------------------------------
                                                                  --             --        (205,373)          (5,366)
----------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..................   (19,119,772)   (84,257,680)    (33,036,308)     (72,368,419)
----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..................................    39,855,090     39,671,743   1,012,219,195    1,211,944,319
  Capital stock issued in reinvestment of dividends
   and distributions..................................    19,119,772     84,257,680      33,036,308       72,368,419
  Capital stock repurchased...........................   (53,561,842)  (121,210,015)   (866,846,044)  (1,381,590,206)
----------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...................................     5,413,020      2,719,408     178,409,459      (97,277,488)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS................................................    (8,618,002)  (140,864,799)    178,409,459      (97,277,468)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.................................   661,335,748    802,200,547   1,238,196,754    1,335,474,222
----------------------------------------------------------------------------------------------------------------------
  End of period (b)...................................  $652,717,746  $ 661,335,748  $1,416,606,213  $ 1,238,196,754
----------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.........................................     6,197,041      5,447,843     101,221,919      121,194,483
  Shares issued in reinvestment of dividends and
   distributions......................................     3,129,259     12,556,893       3,303,631        7,236,811
  Shares repurchased..................................   (8,427,345 )   (17,000,004)    (86,684,604)    (138,159,021)
----------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.........................................       898,955      1,004,732      17,840,946       (9,727,747)
----------------------------------------------------------------------------------------------------------------------
(b) Includes undistributed net investment income of...  $ 96,407,913  $  76,479,089              --               --

                                                                 Natural
                                                           Resources Portfolio
                                                       ---------------------------
                                                         Six Months    Year Ended
                                                       Ended June 30, December 31,
                                                            2001          2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................  $  4,786,582  $  2,192,862
  Net realized gain (loss) on investments and
   foreign currencies.................................    13,486,178    18,334,515
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.........................................   (37,672,805)   86,635,835
------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS.....................   (19,400,045)  107,163,212
------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I............................................            --    (2,628,275)
   Class II...........................................            --            --
------------------------------------------------------------------------------------
                                                                  --    (2,628,275)
------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I............................................            --    (1,558,249)
   Class II...........................................            --            --
------------------------------------------------------------------------------------
                                                                  --    (1,558,249)
------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I............................................    (9,020,231)     (464,480)
   Class II...........................................            --            --
------------------------------------------------------------------------------------
                                                          (9,020,231)     (464,480)
------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..................    (9,020,231)   (4,651,004)
------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..................................    27,295,283    37,281,113
  Capital stock issued in reinvestment of dividends
   and distributions..................................     9,020,231     4,651,004
  Capital stock repurchased...........................   (21,985,699)  (40,761,839)
------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...................................    14,329,815     1,170,278
------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS................................................   (14,090,461)  103,682,486
------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.................................   393,157,347   289,474,861
------------------------------------------------------------------------------------
  End of period (b)...................................  $379,066,886  $393,157,347
------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.........................................     1,169,518     1,872,419
  Shares issued in reinvestment of dividends and
   distributions......................................       396,494       240,587
  Shares repurchased..................................      (943,149)   (2,098,596)
------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.........................................       622,863        14,410
------------------------------------------------------------------------------------
(b) Includes undistributed net investment income of...  $  3,212,790            --


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                             Prudential                Small Capitalization
                                                         Jennison Portfolio              Stock Portfolio
                                                  -------------------------------  ---------------------------
                                                    Six Months      Year Ended       Six Months    Year Ended
                                                  Ended June 30,   December 31,    Ended June 30, December 31,
                                                       2001            2000             2001          2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)................... $    2,105,223  $       703,384   $  1,756,443  $  2,916,939
  Net realized gain (loss) on investments and
   foreign currencies............................   (414,923,659)     369,567,025      5,801,334    76,890,518
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies....................................     36,509,319   (1,010,479,700)    24,481,225   (20,460,896)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS................   (376,309,117)    (640,209,291)    32,039,002    59,346,561
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.......................................     (1,484,978)        (703,377)      (729,235)   (2,539,297)
   Class II......................................            (10)              (7)            --            --
----------------------------------------------------------------------------------------------------------------
                                                      (1,484,988)        (703,384)      (729,235)   (2,539,297)
----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I.......................................             --          (30,690)            --            --
   Class II......................................             --               --             --            --
----------------------------------------------------------------------------------------------------------------
                                                              --          (30,690)            --            --
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.......................................    (23,590,806)    (413,356,512)   (76,611,611)  (26,346,057)
   Class II......................................       (258,609)      (1,617,246)            --            --
----------------------------------------------------------------------------------------------------------------
                                                     (23,849,415)    (414,973,758)   (76,611,611)  (26,346,057)
----------------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............    (25,334,403)    (415,707,832)   (77,340,846)  (28,885,354)
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold.............................    234,339,655    1,068,099,635     42,635,883   119,800,258
  Capital stock issued in reinvestment of
   dividends and distributions...................     25,334,403      415,707,832     77,340,846    28,885,354
  Capital stock repurchased......................   (307,592,187)    (292,509,262)   (31,876,595)  (48,313,617)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS..............................    (47,918,129)   1,191,298,205     88,100,134   100,371,995
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS...........................................   (449,561,649)     135,381,082     42,798,290   130,833,202
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period............................  2,906,048,943    2,770,667,861    568,326,891   437,493,689
----------------------------------------------------------------------------------------------------------------
  End of period (b).............................. $2,456,487,294  $ 2,906,048,943   $611,125,181  $568,326,891
----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold....................................     10,896,661       32,459,159      2,622,304     7,200,733
  Shares issued in reinvestment of dividends
   and distributions.............................      1,223,361       17,750,417      5,454,220     2,005,115
  Shares repurchased.............................    (14,601,746)      (9,214,265)    (1,996,252)   (2,915,081)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING....................................     (2,481,724)      40,995,311      6,080,272     6,290,767
----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of................................... $      589,579               --   $  3,944,147  $  2,916,939

                                                            Stock Index
                                                             Portfolio
                                                  ------------------------------
                                                    Six Months      Year Ended
                                                  Ended June 30,   December 31,
                                                       2001            2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)................... $   18,002,081  $   37,882,299
  Net realized gain (loss) on investments and
   foreign currencies............................    139,038,268     161,135,662
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies....................................   (444,962,325)   (616,928,958)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS................   (287,921,976)   (417,910,997)
----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.......................................     (9,043,008)    (38,198,091)
   Class II......................................             --              --
----------------------------------------------------------------------------------
                                                      (9,043,008)    (38,198,091)
----------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I.......................................             --              --
   Class II......................................             --              --
----------------------------------------------------------------------------------
                                                              --              --
----------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.......................................    (13,532,817)   (147,427,094)
   Class II......................................             --              --
----------------------------------------------------------------------------------
                                                     (13,532,817)   (147,427,094)
----------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............    (22,575,825)   (185,625,185)
----------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold.............................    166,923,953     422,421,211
  Capital stock issued in reinvestment of
   dividends and distributions...................     22,575,825     185,625,185
  Capital stock repurchased......................   (349,961,302)   (473,493,960)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS..............................   (160,461,524)    134,552,436
----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS...........................................   (470,959,325)   (468,983,746)
----------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period............................  4,186,033,774   4,655,017,520
----------------------------------------------------------------------------------
  End of period (b).............................. $3,715,074,449  $4,186,033,774
----------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold....................................      4,506,702       9,767,456
  Shares issued in reinvestment of dividends
   and distributions.............................        621,923       4,767,690
  Shares repurchased.............................     (9,724,591)    (10,971,202)
----------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING....................................     (4,595,966)      3,563,944
----------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of................................... $    8,959,073              --


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)



                                                                                                 Value
                                                                                               Portfolio
                                                                                    ------------------------------
                                                                                      Six Months      Year Ended
                                                                                    Ended June 30,   December 31,
                                                                                         2001            2000
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................................................... $   13,278,827  $   42,050,472
  Net realized gain (loss) on investments and foreign currencies...................    156,560,359     222,145,341
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies......................................................................   (153,387,990)     (6,897,333)
--------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                             16,451,196     257,298,480
--------------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.........................................................................    (11,535,205)    (41,177,890)
   Class II........................................................................             --              --
--------------------------------------------------------------------------------------------------------------------
                                                                                       (11,535,205)    (41,177,890)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.........................................................................    (91,047,443)   (137,387,857)
   Class II........................................................................             --              --
--------------------------------------------------------------------------------------------------------------------
                                                                                       (91,047,443)   (137,387,857)
--------------------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.................................................   (102,582,648)   (178,565,747)
--------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold...............................................................    137,788,263     100,342,995
  Capital stock issued in reinvestment of dividends and distributions..............    102,582,648     178,565,747
  Capital stock repurchased........................................................   (183,063,977)   (406,345,874)
--------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS                                                             57,306,934    (127,437,132)
--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................    (28,824,518)    (48,704,399)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period..............................................................  1,975,334,961   2,024,039,360
--------------------------------------------------------------------------------------------------------------------
  End of period (b)................................................................ $1,946,510,443  $1,975,334,961
--------------------------------------------------------------------------------------------------------------------
(a) TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold......................................................................      6,836,621       5,237,156
  Shares issued in reinvestment of dividends and distributions.....................      5,295,955       9,153,385
  Shares repurchased...............................................................     (9,063,156)    (21,540,001)
--------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING....................................      3,069,420      (7,149,460)
--------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of............................... $    6,470,654  $    4,727,032

                                                                                         Zero Coupon Bond
                                                                                          2005 Portfolio
                                                                                    --------------------------
                                                                                      Six Months    Year Ended
                                                                                    Ended June 30, December 31,
                                                                                         2001          2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).....................................................  $ 1,315,560   $ 2,398,262
  Net realized gain (loss) on investments and foreign currencies...................           --       149,572
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies......................................................................       42,383     3,399,404
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                            1,357,943     5,947,238
----------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.........................................................................     (599,566)   (2,385,057)
   Class II........................................................................           --            --
----------------------------------------------------------------------------------------------------------------
                                                                                        (599,566)   (2,385,057)
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.........................................................................     (149,572)   (1,035,010)
   Class II........................................................................           --            --
----------------------------------------------------------------------------------------------------------------
                                                                                        (149,572)   (1,035,010)
----------------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.................................................     (749,138)   (3,420,067)
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold...............................................................    3,500,769     5,431,666
  Capital stock issued in reinvestment of dividends and distributions..............      749,138     3,420,067
  Capital stock repurchased........................................................   (4,015,212)   (6,955,122)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS                                                              234,695     1,896,611
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................      843,500     4,423,782
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period..............................................................   49,829,060    45,405,278
----------------------------------------------------------------------------------------------------------------
  End of period (b)................................................................  $50,672,560   $49,829,060
----------------------------------------------------------------------------------------------------------------
(a) TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold......................................................................      257,120       422,061
  Shares issued in reinvestment of dividends and distributions.....................       55,451       266,406
  Shares repurchased...............................................................     (296,735)     (543,835)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING....................................       15,836       144,632
----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...............................  $ 3,114,256   $ 2,398,262



                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                       THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                        CONSERVATIVE BALANCED PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 87.7%                 Value
                                   Shares     (Note 2)
COMMON STOCKS -- 48.7%             ------- --------------
Advertising
  TMP Worldwide, Inc.(a)(b).......  10,000 $      600,000
                                           --------------
Aerospace -- 0.7%
  Boeing Co....................... 131,300      7,300,280
  General Dynamics Corp...........  30,900      2,404,329
  Honeywell International, Inc.... 124,212      4,346,178
  Lockheed Martin Corp............  60,200      2,230,410
  Northrop Grumman Corp...........  11,200        897,120
  Raytheon Co.....................  52,300      1,388,565
  United Technologies Corp........  74,500      5,457,870
                                           --------------
                                               24,024,752
                                           --------------
Airlines -- 0.1%
  AMR Corp........................  24,000        867,120
  Delta Air Lines, Inc............  20,600        908,048
  Southwest Airlines Co........... 117,300      2,168,877
  US Airways, Inc.(a).............  11,100        269,730
                                           --------------
                                                4,213,775
                                           --------------
Apparel -- 0.1%
  Cintas Corp.....................  19,000        878,750
  Nike, Inc. (Class "B" Stock)....  42,200      1,771,978
  Reebok International, Ltd.(a)...  10,200        325,890
                                           --------------
                                                2,976,618
                                           --------------
Autos - Cars & Trucks -- 0.5%
  Cummins Engine Co., Inc.........   7,200        278,640
  Dana Corp.......................  25,000        583,500
  Delphi Automotive Systems Corp..  86,252      1,373,995
  Ford Motor Co................... 290,595      7,134,107
  General Motors Corp.............  80,191      5,160,291
  Genuine Parts Co................  30,700        967,050
  Navistar International Corp.(a).   8,800        247,544
  PACCAR, Inc.....................  13,900        714,738
  TRW, Inc........................  20,500        840,500
  Visteon Corp....................  24,811        456,026
                                           --------------
                                               17,756,391
                                           --------------
Banks and Savings & Loans -- 2.8%
  AmSouth Bancorporation..........  58,100      1,074,269
  Bank of New York Co., Inc....... 115,500      5,544,000
  Bank One Corp................... 179,872      6,439,417
  BankAmerica Corp................ 250,461     15,035,174
  BB&T Corp.(b)...................  54,200      1,989,140
  Charter One Financial, Inc......  22,800        727,320
  Comerica, Inc...................  26,100      1,503,360
  First Union Corp................ 155,000      5,415,700
  Golden West Financial Corp......  27,900      1,792,296
  Huntington Bancshares, Inc......  44,836        733,069
  J.P. Morgan Chase & Co.......... 296,190     13,210,074
  KeyCorp.........................  68,300      1,779,215
  Mellon Financial Corp...........  79,700      3,666,200
  National City Corp..............  92,900      2,859,462
  Northern Trust Corp.............  32,600      2,037,500
  PNC Financial Svcs. Group.......  44,300      2,914,497

                                                     Value
COMMON STOCKS                            Shares     (Note 2)
(Continued)                              ------- --------------
Banks and Savings & Loans (cont'd.)
  Providian Financial Corp..............  43,100 $    2,551,520
  SouthTrust Corp.......................  56,800      1,476,800
  SunTrust Banks, Inc...................  46,300      2,999,314
  U.S. Bancorp.......................... 289,985      6,608,758
  Union Planters Corp.(b)...............  23,800      1,037,680
  Wachovia Corp.........................  30,900      2,198,535
  Wells Fargo & Co...................... 256,100     11,890,723
  Zions Bancorporation..................   6,000        354,000
                                                 --------------
                                                     95,838,023
                                                 --------------
Business Services -- 0.1%
  Fiserv, Inc.(a).......................  14,000        895,720
  Omnicom Group, Inc....................  27,400      2,356,400
  Robert Half International, Inc.(a)....  16,000        398,240
                                                 --------------
                                                      3,650,360
                                                 --------------
Chemicals -- 0.5%
  Air Products & Chemicals, Inc.........  34,700      1,587,525
  Dow Chemical Co....................... 137,031      4,556,280
  Du Pont (E.I.) de Nemours & Co........ 163,820      7,902,677
  Eastman Chemical Co...................  11,400        542,982
  Engelhard Corp........................  18,100        466,799
  FMC Corp.(a)..........................   6,000        411,360
  Great Lakes Chemical Corp.(b).........   9,700        299,245
  Hercules, Inc.........................  21,500        242,950
  Praxair, Inc..........................  26,200      1,231,400
  Rohm & Haas Co........................  33,511      1,102,512
  Sigma-Aldrich Corp....................  14,900        575,438
                                                 --------------
                                                     18,919,168
                                                 --------------
Commercial Services -- 0.1%
  Concord EFS, Inc.(a)..................  31,000      1,612,310
  Convergys Corp.(a)....................  19,000        574,750
  Deluxe Corp...........................  15,000        433,500
  Quintiles Transnational Corp.(a)......  17,300        436,825
                                                 --------------
                                                      3,057,385
                                                 --------------
Computers -- 1.9%
  Apple Computer, Inc.(a)...............  48,600      1,129,950
  Compaq Computer Corp.................. 265,689      4,115,523
  Dell Computer Corp.(a)(b)............. 402,300     10,520,145
  Gateway, Inc.(a)......................  48,800        802,760
  Hewlett-Packard Co.................... 304,200      8,700,120
  International Business Machines Corp.. 268,900     30,385,700
  NCR Corp.(a)..........................  14,700        690,900
  Palm, Inc.(a).........................  81,647        495,597
  Sun Microsystems, Inc.(a)............. 493,000      7,749,960
                                                 --------------
                                                     64,590,655
                                                 --------------
Computer Services -- 4.2%
  Adobe Systems, Inc....................  37,200      1,748,400
  Autodesk, Inc.........................  12,200        455,060
  Automatic Data Processing, Inc........  98,800      4,910,360
  BMC Software, Inc.(a).................  37,900        854,266
  BroadVision, Inc.(a)(b)...............  31,000        155,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

June 30, 2001 (Unaudited)


                                                                Value
      COMMON STOCKS                                Shares      (Note 2)
      (Continued)                                 --------- --------------
      Computer Services  (cont'd.)
        Cabletron Systems, Inc.(a)...............    30,200 $      690,070
        Cisco Systems, Inc.(a)(b)................ 1,101,300     20,043,660
        Citrix Systems, Inc.(a)(b)...............    31,800      1,109,820
        Computer Associates International, Inc...    87,900      3,164,400
        Computer Sciences Corp.(a)(b)............    25,600        885,760
        Compuware Corp.(a).......................    59,000        825,410
        Comverse Technology, Inc.(a)(b)..........    23,500      1,341,850
        Electronic Data Systems Corp.(b).........    69,600      4,350,000
        EMC Corp.(b).............................   333,350      9,683,818
        First Data Corp..........................    61,900      3,977,075
        Intuit, Inc.(a)..........................    24,000        959,760
        Mercury Interactive Corp.(a)(b)..........    10,000        599,000
        Microsoft Corp.(a).......................   820,700     59,911,100
        Network Appliance, Inc.(a)...............    45,900        628,830
        Novell, Inc.(a)..........................    55,200        314,088
        Oracle Corp.(a)..........................   871,800     16,564,200
        Parametric Technology Corp.(a)...........    49,200        688,308
        Peoplesoft, Inc.(a)......................    44,200      2,175,966
        Sapient Corp.(a).........................    19,200        187,200
        Siebel Systems, Inc.(a)..................    60,800      2,851,520
        Symbol Technologies, Inc.(b).............    20,000        444,000
        Unisys Corp.(a)..........................    49,200        723,732
        VERITAS Software Corp.(a)(b).............    63,048      4,194,583
        Yahoo!, Inc.(a)(b).......................    82,600      1,651,174
                                                            --------------
                                                               146,088,410
                                                            --------------
      Construction -- 0.1%
        Centex Corp..............................     8,100        330,075
        Fluor Corp...............................    11,300        510,195
        KB HOME..................................     7,200        217,224
        Pulte Corp...............................     7,600        323,988
        Vulcan Materials Co......................    16,400        881,500
                                                            --------------
                                                                 2,262,982
                                                            --------------
      Containers
        Ball Corp................................     4,400        209,264
        Bemis Co., Inc...........................    10,300        413,751
        Pactiv Corp.(a)..........................    26,200        351,080
        Sealed Air Corp.(a)......................    12,500        465,625
                                                            --------------
                                                                 1,439,720
                                                            --------------
      Cosmetics & Soaps -- 0.7%
        Alberto-Culver Co. (Class "B" Stock).....     9,100        382,564
        Avon Products, Inc.......................    37,900      1,754,012
        Colgate-Palmolive Co.....................    91,400      5,391,686
        Gillette Co.(b)..........................   168,200      4,876,118
        International Flavors & Fragrances, Inc..    17,100        429,723
        Procter & Gamble Co......................   202,500     12,919,500
                                                            --------------
                                                                25,753,603
                                                            --------------
      Diversified Consumer Products -- 0.6%
        Eastman Kodak Co.........................    47,800      2,231,304
        Fortune Brands, Inc......................    27,700      1,062,572
        Philip Morris Cos., Inc..................   344,200     17,468,150
                                                            --------------
                                                                20,762,026
                                                            --------------
      Diversified Office Equipment -- 0.1%
        Avery Dennison Corp......................    18,100        924,005
        Lexmark International, Inc.(a)...........    19,433      1,306,869

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Diversified Office Equipment (cont'd.)
          Pitney Bowes, Inc....................    43,100 $    1,815,372
          Xerox Corp...........................   103,100        986,667
                                                          --------------
                                                               5,032,913
                                                          --------------
        Diversified Operations -- 2.2%
          Cendant Corp.(a).....................   112,800      2,199,600
          General Electric Co.................. 1,526,800     74,431,500
                                                          --------------
                                                              76,631,100
                                                          --------------
        Drugs & Medical Supplies -- 5.7%
          Abbott Laboratories..................   241,200     11,580,012
          Allergan, Inc........................    21,500      1,838,250
          American Home Products Corp..........   204,900     11,974,356
          Amgen, Inc.(a).......................   160,200      9,720,936
          Bard (C.R.), Inc.....................     9,400        535,330
          Bausch & Lomb, Inc.(b)...............     8,900        322,536
          Baxter International, Inc............    86,400      4,233,600
          Becton Dickinson & Co................    40,900      1,463,811
          Biogen, Inc.(a)......................    20,600      1,119,816
          Biomet, Inc..........................    29,400      1,412,964
          Boston Scientific Corp.(a)...........    64,200      1,091,400
          Bristol-Myers Squibb Co.(b)..........   304,000     15,899,200
          Cardinal Health, Inc.................    62,550      4,315,950
          Chiron Corp.(a)......................    24,000      1,224,000
          Forest Laboratories, Inc.(a).........    23,000      1,633,000
          Guidant Corp.(a)(b)..................    46,200      1,663,200
          Johnson & Johnson(b).................   463,548     23,177,400
          King Pharmaceuticals, Inc.(a)........    20,000      1,075,000
          Lilly (Eli) & Co.....................   171,100     12,661,400
          MedImmune, Inc.(a)...................    27,000      1,274,400
          Medtronic, Inc.......................   187,400      8,622,274
          Merck & Co., Inc.....................   356,300     22,771,133
          Pfizer, Inc..........................   971,400     38,904,570
          Pharmacia Corp.(b)...................   196,361      9,022,788
          Schering-Plough Corp.................   230,500      8,353,320
          St. Jude Medical, Inc.(a)............    14,100        846,000
          Stryker Corp.........................    25,000      1,371,250
          Watson Pharmaceuticals, Inc.(a)......    15,900        980,076
                                                          --------------
                                                             199,087,972
                                                          --------------
        Electronics -- 2.3%
          Advanced Micro Devices, Inc.(a)(b)...    45,400      1,311,152
          Altera Corp.(a)......................    58,000      1,682,000
          Analog Devices, Inc.(a)..............    54,900      2,374,425
          Applied Materials, Inc.(a)...........   120,000      5,892,000
          Applied Micro Circuits Corp.(a)(b)...    40,000        688,000
          Broadcom Corp.
           (Class "A" Stock)(a)(b).............    32,400      1,385,424
          Conexant Systems, Inc.(a)............    30,700        274,765
          Emerson Electric Co.(b)..............    63,800      3,859,900
          Intel Corp........................... 1,039,200     30,396,600
          Jabil Circuit, Inc. (a)..............    18,000        555,480
          KLA-Tencor Corp.(a)..................    29,300      1,713,171
          Linear Technology Corp...............    47,100      2,082,762
          LSI Logic Corp.(a)(b)................    45,300        851,640
          Maxim Integrated Products Inc.(a)(b).    43,000      1,901,030
          Micron Technology, Inc.(a)(b)........    84,800      3,485,280
          Molex, Inc...........................    30,800      1,125,124
          National Semiconductor Corp.(a)......    27,000        786,240

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

June 30, 2001 (Unaudited)


                                                     Value
COMMON STOCKS                            Shares     (Note 2)
(Continued)                              ------- --------------
Electronics (cont'd.)
  Novellus Systems, Inc.(a)(b)..........  16,000 $      908,640
  QLogic Corp.(a).......................  10,000        644,500
  Rockwell International Corp...........  29,100      1,109,292
  Sanmina Corp.(a)(b)...................  40,000        936,400
  Solectron Corp.(a)....................  92,900      1,700,070
  Tektronix, Inc........................  21,600        586,440
  Teradyne, Inc.(a).....................  24,300        804,330
  Texas Instruments, Inc.(b)............ 260,100      8,193,150
  Thomas & Betts Corp...................  12,700        280,289
  Vitesse Semiconductor Corp.(a)........  23,000        483,920
  Xilinx, Inc.(a)(b)....................  48,100      1,983,644
                                                 --------------
                                                     77,995,668
                                                 --------------
Financial Services -- 4.1%
  Ambac Financial Group, Inc............  10,000        582,000
  American Express Co................... 207,900      8,066,520
  Bear Stearns Companies, Inc...........  18,316      1,080,095
  Capital One Financial, Inc............  32,100      1,926,000
  Citigroup, Inc........................ 775,958     41,001,621
  Countrywide Credit Industries Inc.....  20,100        922,188
  Equifax, Inc..........................  24,500        898,660
  Federal Home Loan Mortgage Corp....... 109,000      7,630,000
  Federal National Mortgage Association. 156,200     13,300,430
  Fifth Third Bancorp...................  90,621      5,441,791
  FleetBoston Financial Corp............ 171,814      6,778,062
  Franklin Resources, Inc...............  39,900      1,826,223
  H&R Block, Inc........................  17,800      1,148,990
  Household International, Inc..........  73,752      4,919,258
  John Hancock Financial Services, Inc..  10,000        399,888
  Lehman Brothers Holdings, Inc.........  37,800      2,938,950
  MBNA Corp............................. 125,750      4,143,463
  Merrill Lynch & Co., Inc.............. 123,200      7,299,600
  Moody's Corp..........................  27,500        921,250
  Morgan Stanley Dean Witter & Co....... 173,880     11,168,312
  Paychex, Inc..........................  58,300      2,332,000
  Price (T. Rowe) & Associates, Inc.....  16,100        601,979
  Regions Financial Corp................  37,700      1,206,400
  Schwab (Charles) Corp................. 201,350      3,080,655
  State Street Corp.....................  47,800      2,365,622
  Stilwell Financial, Inc...............  38,400      1,288,704
  Synovus Financial Corp................  48,250      1,514,085
  USA Education, Inc....................  25,700      1,876,100
  Washington Mutual, Inc................ 131,817      4,949,728
                                                 --------------
                                                    141,608,574
                                                 --------------
Food & Beverage -- 1.8%
  Anheuser Busch Companies, Inc.(b)..... 143,100      5,895,720
  Archer Daniels Midland Co............. 111,549      1,450,137
  Brown-Forman Corp. (Class "B" Stock)..  10,500        671,370
  Campbell Soup Co......................  64,200      1,653,150
  Coca-Cola Co.......................... 383,800     17,271,000
  Coca-Cola Enterprises, Inc.(b)........  72,100      1,178,835
  ConAgra, Inc..........................  79,400      1,572,914
  Coors (Adolph) Co. (Class "B" Stock)..   6,600        331,188
  General Mills, Inc....................  47,100      2,062,038
  Heinz (HJ) & Co.......................  53,600      2,191,704
  Hershey Foods Corp....................  22,300      1,376,133
  Kellogg Co.(b)........................  63,200      1,832,800

                                                     Value
COMMON STOCKS                            Shares     (Note 2)
(Continued)                              ------- --------------
Food & Beverage (cont'd.)
  Pepsi Bottling Group, Inc.............  15,000 $      601,500
  PepsiCo, Inc.......................... 226,300     10,002,460
  Quaker Oats Co........................  21,100      1,925,375
  Ralston-Ralston Purina Group..........  49,600      1,488,992
  Sara Lee Corp......................... 133,400      2,526,596
  Sysco Corp............................ 100,800      2,736,720
  Unilever NV...........................  89,617      5,338,485
  Wrigley (William) Jr. Co..............  36,000      1,686,600
                                                 --------------
                                                     63,793,717
                                                 --------------
Forest Products -- 0.3%
  Boise Cascade Corp....................   8,100        284,877
  Georgia-Pacific Corp.(b)..............  37,095      1,255,666
  International Paper Co................  72,073      2,573,006
  Louisiana-Pacific Corp................  14,500        170,085
  Mead Corp.(b).........................  17,100        464,094
  Potlatch Corp.........................   4,200        144,522
  Temple-Inland, Inc....................  10,500        559,545
  Westvaco Corp.........................  16,200        393,498
  Weyerhaeuser Co.......................  35,500      1,951,435
  Willamette Industries, Inc............  20,100        994,950
                                                 --------------
                                                      8,791,678
                                                 --------------
Gas Pipelines -- 0.2%
  Dynegy, Inc. (Class "A" Stock)........  44,000      2,046,000
  Kinder Morgan, Inc.(b)................  12,000        603,000
  Peoples Energy Corp...................   6,400        257,280
  Sempra Energy.........................  31,919        872,665
  Williams Companies, Inc...............  64,700      2,131,865
                                                 --------------
                                                      5,910,810
                                                 --------------
Hospitals/Hospital Management -- 0.4%
  Columbia / HCA Healthcare Corp........  84,100      3,800,479
  Healthsouth Corp.(a)..................  66,200      1,057,214
  Humana, Inc.(a).......................  30,000        295,500
  IMS Health, Inc.......................  53,200      1,516,200
  Manor Care, Inc.(a)...................  17,000        539,750
  McKesson HBOC, Inc....................  44,530      1,652,954
  Tenet Healthcare Corp.................  52,500      2,708,475
  UnitedHealth Group, Inc...............  52,200      3,223,350
  Wellpoint Health Networks, Inc.(a)(b).   7,000        659,680
                                                 --------------
                                                     15,453,602
                                                 --------------
Household Products & Personal Care -- 0.2%
  Clorox Co.............................  36,100      1,221,985
  Kimberly-Clark Corp...................  85,100      4,757,090
  Leggett & Platt, Inc..................  30,400        669,712
                                                 --------------
                                                      6,648,787
                                                 --------------
Housing Related -- 0.3%
  Lowe's Cos., Inc.(b)..................  57,500      4,171,625
  Masco Corp............................  70,600      1,762,176
  Maytag Corp...........................  13,600        397,936
  Newell Rubbermaid, Inc.(b)............  44,614      1,119,811
  Stanley Works.........................  13,200        552,816
  Tupperware Corp.......................   7,000        164,010
  Whirlpool Corp........................  11,400        712,500
                                                 --------------
                                                      8,880,874
                                                 --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

June 30, 2001 (Unaudited)


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Instrument - Controls -- 0.2%
         Agilent Technologies, Inc.(a)...........  62,593 $    2,034,273
         Applera Corp.-Applied Biosystems Group    33,000        882,750
         Johnson Controls, Inc...................  13,500        978,345
         PerkinElmer, Inc........................  15,200        418,456
         Thermo Electron Corp.(a)................  36,700        808,134
                                                          --------------
                                                               5,121,958
                                                          --------------
       Insurance -- 2.1%
         Aetna, Inc.(a)(b).......................  23,100        597,597
         AFLAC, Inc..............................  82,200      2,588,478
         Allstate Corp........................... 117,400      5,164,426
         American General Corp...................  74,800      3,474,460
         American International Group, Inc....... 359,179     30,889,394
         Aon Corp.(b)............................  38,600      1,351,000
         Chubb Corp..............................  26,700      2,067,381
         CIGNA Corp..............................  24,200      2,318,844
         Cincinnati Financial Corp...............  27,000      1,066,500
         Conseco, Inc.(b)........................  54,821        748,307
         Hartford Financial Services Group, Inc..  34,800      2,380,320
         Jefferson-Pilot Corp....................  24,000      1,159,680
         Lincoln National Corp...................  30,600      1,583,550
         Loews Corp..............................  33,600      2,164,848
         Marsh & McLennan Cos., Inc..............  41,900      4,231,900
         MBIA, Inc...............................  23,250      1,294,560
         MetLife, Inc.(b)........................ 107,000      3,314,860
         MGIC Investment Corp....................  16,900      1,227,616
         Progressive Corp........................  12,500      1,689,875
         SAFECO Corp.............................  23,900        705,050
         St. Paul Companies, Inc.................  37,200      1,885,668
         Torchmark Corp..........................  20,300        816,263
         UnumProvident Corp......................  39,010      1,253,001
                                                          --------------
                                                              73,973,578
                                                          --------------
       Leisure -- 0.5%
         Brunswick Corp..........................  16,900        406,107
         Carnival Corp. (Class "A" Stock)........  94,400      2,898,080
         Disney (Walt) Co........................ 324,700      9,380,583
         Harrah's Entertainment, Inc.(a).........  23,800        840,140
         Hilton Hotels Corp......................  57,500        667,000
         Marriott International, Inc.
          (Class "A" Stock)(b)...................  38,300      1,813,122
         Starwood Hotels & Resorts
          Worldwide, Inc.........................  20,000        745,600
                                                          --------------
                                                              16,750,632
                                                          --------------
       Machinery -- 0.3%
         American Power Conversion Corp.(a)......  19,000        299,250
         Caterpillar, Inc........................  55,200      2,762,760
         Cooper Industries, Inc..................  15,900        629,481
         Deere & Co..............................  36,900      1,396,665
         Dover Corp.(b)..........................  31,300      1,178,445
         Eaton Corp..............................  11,500        806,150
         Ingersoll-Rand Co.......................  26,600      1,095,920
         Parker Hannifin Corp....................  20,010        849,224
         Snap-On, Inc............................   8,900        215,024
         Timken Co...............................  11,500        194,810
                                                          --------------
                                                               9,427,729
                                                          --------------

                                                                Value
      COMMON STOCKS                                 Shares     (Note 2)
      (Continued)                                   ------- --------------
      Manufacturing -- 0.5%
        Illinois Tool Works, Inc...................  43,400 $    2,747,220
        Power-One, Inc.(a).........................   5,000         83,200
        Tyco International, Ltd.................... 289,861     15,797,425
                                                            --------------
                                                                18,627,845
                                                            --------------
      Media -- 2.1%
        AOL Time Warner, Inc.(a)................... 671,600     35,594,800
        Clear Channel Communications, Inc.(a)        84,100      5,273,070
        Comcast Corp.(Special Class "A" Stock)(a).. 145,300      6,306,020
        Donnelley (R.R.) & Sons Co.................  18,800        558,360
        Dow Jones & Co., Inc.......................  14,400        859,824
        Gannett Co., Inc...........................  42,500      2,800,750
        Interpublic Group of Companies, Inc.(b)      46,200      1,355,970
        Knight-Ridder, Inc.(b).....................  13,600        806,480
        McGraw Hill Companies., Inc................  30,900      2,044,035
        Meredith Corp..............................  10,200        365,262
        New York Times Co. (Class "A" Stock).......  25,500      1,071,000
        Tribune Co.................................  51,050      2,042,510
        Univision Communications, Inc.(a)(b).......  25,000      1,069,500
        Viacom, Inc. (Class "B" Stock)(a).......... 266,069     13,769,071
                                                            --------------
                                                                73,916,652
                                                            --------------
      Metals - Ferrous
        Allegheny Technologies, Inc................  14,200        256,878
        Nucor Corp.................................  12,700        620,903
        USX Corp.-U.S. Steel Group, Inc............  12,200        245,830
        Worthington Industries, Inc................  11,400        155,040
                                                            --------------
                                                                 1,278,651
                                                            --------------
      Metals - Non Ferrous -- 0.2%
        Alcan Aluminum, Ltd.(b)....................  42,700      1,794,254
        Alcoa, Inc................................. 136,440      5,375,736
        Inco, Ltd.(a)(b)...........................  33,800        583,388
                                                            --------------
                                                                 7,753,378
                                                            --------------
      Mineral Resources
        Homestake Mining Co.(b)....................  39,600        306,900
        Phelps Dodge Corp..........................  12,893        535,060
                                                            --------------
                                                                   841,960
                                                            --------------
      Miscellaneous Basic Industry -- 0.3%
        AES Corp.(a)(b)............................  74,200      3,194,310
        Crane Co...................................  10,800        334,800
        Danaher Corp...............................  23,800      1,332,800
        Ecolab, Inc................................  23,300        954,601
        Grainger (W.W), Inc........................  15,500        637,980
        ITT Industries, Inc........................  17,600        778,800
        Millipore Corp.............................   8,200        508,236
        Pall Corp..................................  22,000        517,660
        PPG Industries, Inc........................  26,100      1,372,077
        Textron, Inc...............................  24,000      1,320,960
                                                            --------------
                                                                10,952,224
                                                            --------------
      Miscellaneous - Consumer Growth/Stable -- 0.3%
        American Greetings Corp. (Class "A" Stock)    9,800        107,800
        Black & Decker Corp........................  15,500        611,630
        Corning, Inc............................... 134,100      2,240,811
        Minnesota Mining & Manufacturing Co........  62,600      7,142,660
                                                            --------------
                                                                10,102,901
                                                            --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

June 30, 2001 (Unaudited)


                                                            Value
          COMMON STOCKS                        Shares      (Note 2)
          (Continued)                        ---------- --------------
          Motorcycles -- 0.1%
            Harley-Davidson, Inc.(b)........     47,300 $    2,226,884
                                                        --------------
          Oil & Gas -- 2.7%
            Amerada Hess Corp...............     15,100      1,220,080
            Anadarko Finance Co.............     38,727      2,092,420
            Ashland, Inc....................     12,600        505,260
            Chevron Corp.(b)................    101,000      9,140,500
            EOG Resources, Inc..............     12,000        426,600
            Exxon Mobil Corp................    531,870     46,458,844
            Kerr-McGee Corp.(b).............     16,525      1,095,112
            KeySpan Corp....................     13,000        474,240
            Nabors Industries, Inc.(a)......     17,000        632,400
            NICOR, Inc......................      7,100        276,758
            Phillips Petroleum Co.(b).......     40,100      2,285,700
            Royal Dutch Petroleum Co........    332,200     19,357,294
            Sunoco, Inc.(b).................     15,600        571,428
            Texaco, Inc.(b).................     86,800      5,780,880
            Unocal Corp.....................     40,100      1,369,415
            USX-Marathon Group..............     48,500      1,431,235
                                                        --------------
                                                            93,118,166
                                                        --------------
          Oil & Gas Exploration & Production -- 0.2%
            Burlington Resources, Inc.......     34,100      1,362,295
            Conoco, Inc. (Class "B" Stock)..     92,294      2,667,297
            Devon Energy Corp.(b)...........     15,000        787,500
            Occidental Petroleum Corp.......     55,900      1,486,381
            Transocean Sedco Forex, Inc.....     42,997      1,773,626
                                                        --------------
                                                             8,077,099
                                                        --------------
          Oil & Gas Services -- 0.6%
            Apache Corp.....................     17,800        903,350
            Baker Hughes, Inc...............     51,950      1,740,325
            El Paso Corp....................     76,336      4,010,693
            Enron Corp.(b)..................    112,300      5,502,700
            Halliburton Co.(b)..............     65,500      2,331,800
            McDermott International, Inc....      6,400         74,560
            Noble Drilling Corp.(a).........     12,000        393,000
            ONEOK, Inc......................      9,400        185,180
            Rowan Cos., Inc.(a).............     15,400        340,340
            Schlumberger, Ltd...............     86,300      4,543,695
            Tosco Corp......................     21,700        955,885
                                                        --------------
                                                            20,981,528
                                                        --------------
          Precious Metals -- 0.1%
            Barrick Gold Corp...............     60,500        916,575
            Freeport-McMoRan Copper & Gold,
             Inc. (Class "B" Stock)(a)......     21,800        240,890
            Newmont Mining Corp.............     29,400        547,134
            Placer Dome, Inc................     48,800        478,240
                                                        --------------
                                                             2,182,839
                                                        --------------
          Railroads -- 0.2%
            Burlington Northern Santa Fe
             Corp...........................     66,500      2,006,305
            CSX Corp........................     34,800      1,261,152
            Norfolk Southern Corp...........     64,200      1,328,940
            Union Pacific Corp..............     37,800      2,075,598
                                                        --------------
                                                             6,671,995
                                                        --------------

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- --------------
       Restaurants -- 0.3%
         Darden Restaurants, Inc..............     22,100 $      616,590
         McDonald's Corp......................    209,300      5,663,658
         Starbucks Corp.(a)...................     42,000        966,000
         Tricon Global Restaurants, Inc.(a)...     23,900      1,049,210
         Wendy's International, Inc...........     18,400        469,936
                                                          --------------
                                                               8,765,394
                                                          --------------
       Retail -- 3.0%
         Albertson's, Inc.....................     61,766      1,852,362
         AutoZone, Inc.(a)....................     23,500        881,250
         Bed Bath & Beyond, Inc.(a)...........     36,200      1,129,440
         Best Buy Co., Inc.(a)................     30,500      1,937,360
         Big Lots, Inc.(a)....................     20,100        274,968
         Circuit City Stores, Inc.(b).........     33,100        595,800
         Costco Wholesale Corp.(a)............     68,100      2,797,548
         CVS Corp.............................     59,500      2,296,700
         Dillard's, Inc.......................     22,000        335,940
         Dollar General Corp..................     56,756      1,106,742
         Federated Department Stores, Inc.(a).     36,100      1,534,250
         Gap, Inc. (The)......................    133,400      3,868,600
         Harcourt General, Inc................      9,800        570,262
         Home Depot, Inc......................    359,150     16,718,433
         J.C. Penney Co., Inc.................     40,900      1,078,124
         Kmart Corp.(a)(b)....................     78,200        896,954
         Kohl's Corp.(a)......................     48,300      3,029,859
         Kroger Co.(a)........................    125,146      3,128,650
         Liz Claiborne, Inc.(b)...............      8,400        423,780
         Longs Drug Stores, Inc...............      7,000        150,850
         May Department Stores Co.............     48,600      1,665,036
         Nordstrom, Inc.......................     21,800        404,390
         Office Depot, Inc.(a)(b).............     59,700        619,686
         RadioShack Corp......................     32,000        976,000
         Safeway, Inc.(a).....................     79,800      3,830,400
         Sears, Roebuck & Co..................     56,300      2,382,053
         Sherwin-Williams Co..................     25,400        563,880
         Staples, Inc.(a)(b)..................     74,900      1,197,651
         SUPERVALU, Inc.......................     28,000        491,400
         Target Corp..........................    137,400      4,754,040
         The Limited, Inc.....................     80,506      1,329,959
         Tiffany & Co.........................     13,000        470,860
         TJX Cos., Inc........................     48,500      1,545,695
         Toys 'R' Us, Inc.(a).................     38,900        962,775
         Wal-Mart Stores, Inc.................    689,200     33,632,960
         Walgreen Co..........................    157,800      5,388,870
         Winn-Dixie Stores, Inc...............     25,100        655,863
                                                          --------------
                                                             105,479,390
                                                          --------------
       Rubber
         B.F. Goodrich Co.....................     16,200        615,276
         Cooper Tire & Rubber Co..............     11,200        159,040
         Goodyear Tire & Rubber Co.(b)........     24,500        686,000
                                                          --------------
                                                               1,460,316
                                                          --------------
       Telecommunications -- 3.5%
         ADC Telecommunications, Inc.(a)......    103,400        682,440
         ALLTEL Corp..........................     47,400      2,903,724
         Andrew Corp.(a)......................     17,600        324,720
         AT&T Corp............................    541,023     11,902,506

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

June 30, 2001 (Unaudited)



                                                      Value
COMMON STOCKS                            Shares      (Note 2)
(Continued)                             --------- --------------
Telecommunications (cont'd.)
  Avaya, Inc.(a).......................    41,670 $      570,879
  BellSouth Corp.......................   292,200     11,766,894
  CenturyTel, Inc......................    22,400        678,720
  Citizens Communications Co.(a).......    16,000        192,480
  Global Crossing, Ltd.(a).............   122,290      1,056,586
  JDS Uniphase Corp.(a)................   189,000      2,362,500
  Lucent Technologies, Inc.(b).........   500,055      3,100,341
  Motorola, Inc........................   333,725      5,526,486
  Nextel Communications, Inc.
   (Class "A" Stock)(a)(b).............   114,400      2,002,000
  Nortel Networks Corp.................   464,860      4,225,577
  QUALCOMM, Inc.(a)....................   115,700      6,766,136
  Qwest Communications
   International, Inc..................   248,357      7,915,138
  SBC Communications, Inc..............   522,108     20,915,646
  Scientific-Atlanta, Inc..............    24,100        978,460
  Sprint Corp.(b)......................   136,700      2,919,912
  Sprint Corp. (PCS Group)(a)(b).......   135,200      3,265,080
  Tellabs, Inc.(a).....................    60,600      1,174,428
  Verizon Communications...............   418,576     22,393,816
  WorldCom, Inc........................   445,221      6,322,138
                                                  --------------
                                                     119,946,607
                                                  --------------
Textiles
  National Service Industries, Inc.....     6,000        135,420
  VF Corp..............................    19,100        694,858
                                                  --------------
                                                         830,278
                                                  --------------
Tobacco
  UST, Inc.............................    26,100        753,246
                                                  --------------
Toys -- 0.1%
  Hasbro, Inc..........................    30,700        443,615
  Mattel, Inc..........................    64,951      1,228,873
                                                  --------------
                                                       1,672,488
                                                  --------------
Travel Services
  Sabre Holdings Corp..................    23,526      1,176,300
                                                  --------------
Trucking/Shipping -- 0.1%
  FedEx Corp.(a).......................    44,900      1,804,980
  Ryder System, Inc....................    11,500        225,400
                                                  --------------
                                                       2,030,380
                                                  --------------
Utilities - Electric & Gas -- 1.2%
  Allegheny Energy, Inc................    12,000        579,000
  Ameren Corp..........................    21,200        905,240
  American Electric Power Co., Inc.(b).    52,160      2,408,227
  Calpine Corp.(a)(b)..................    39,000      1,474,200
  Cinergy Corp.........................    23,500        821,325
  CMS Energy Corp.(b)..................    21,000        584,850
  Consolidated Edison, Inc.(b).........    34,100      1,357,180
  Constellation Energy Group...........    22,400        954,240
  Dominion Resources, Inc..............    38,116      2,291,915
  DTE Energy Co........................    22,700      1,054,188
  Duke Energy Co.......................   114,800      4,478,348
  Edison International.................    55,500        618,825
  Entergy Corp.........................    39,600      1,520,244
  Exelon Corp..........................    52,687      3,378,291
  FirstEnergy Corp.(b).................    36,900      1,186,704
  FPL Group, Inc.......................    27,700      1,667,817

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Utilities - Electric & Gas (cont'd.)
         GPU, Inc.(b)..........................    19,900 $      699,485
         Mirant Corp.(a).......................    43,675      1,502,420
         Niagara Mohawk Holdings, Inc.(a)......    27,000        477,630
         NiSource, Inc.........................    21,000        573,930
         Pacific Gas & Electric Co.............    61,900        693,280
         Pinnacle West Capital Corp............    11,400        540,360
         PPL Corp..............................    24,100      1,325,500
         Progress Energy, Inc.(a)..............    37,583      1,688,228
         Public Service Enterprise Group, Inc..    34,600      1,691,940
         Reliant Energy, Inc...................    46,200      1,488,102
         Southern Co...........................   102,300      2,378,475
         TXU Corp..............................    43,500      2,096,265
         Xcel Energy, Inc......................    55,110      1,567,880
                                                          --------------
                                                              42,004,089
                                                          --------------
       Waste Management -- 0.1%
         Allied Waste Industries, Inc.(a)......    29,700        554,796
         Waste Management, Inc.................    99,242      3,058,638
                                                          --------------
                                                               3,613,434
                                                          --------------
       TOTAL COMMON STOCKS
        (cost $1,641,261,121)............................  1,691,507,504
                                                          --------------
       PREFERRED STOCKS -- 0.9%
       Financial Services
         BCH Capital Ltd. Series B.............   225,900      5,997,645
         Central Hispano Capital Corp.
          Series A............................. 1,000,000     24,830,000
                                                          --------------
       TOTAL PREFERRED STOCKS
        (cost $31,236,594)...............................     30,827,645
                                                          --------------
       CONTINGENT VALUE OBLIGATION
       Utilities - Electric & Gas
         Progress Energy, Inc.(a)
          (cost $6,909)........................    14,100          6,345
                                                          --------------

                                    Principal
                            Moody's  Amount
LONG-TERM                   Rating    (000)
BONDS -- 38.1%              ------- ----------
Aerospace -- 0.1%
  Litton Industries, Inc.,
   8.00%, 10/15/09.........  Baa3   $    2,100       2,216,550
  Northrop-Grumman Corp.,
   7.875%, 03/01/26........  Baa3        2,500       2,521,075
                                               ---------------
                                                     4,737,625
                                               ---------------
Airlines -- 0.7%
  Delta Air Lines, Inc.,
   7.90%, 12/15/09.........  Baa3        5,000       4,813,200
  United Airlines, Inc.,
   10.67%, 05/01/04........  Ba1        19,865      20,547,164
                                               ---------------
                                                    25,360,364
                                               ---------------
Asset Backed Securities -- 0.4%
  MBNA Master Credit Card Trust,
   Series 1999-B,
   5.90%, 08/15/11.........  Aaa        13,000      12,748,610
                                               ---------------
Auto - Cars & Trucks
  Hertz Corp.,
   8.25%, 06/01/05.........   A3         1,500       1,608,480
                                               ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

June 30, 2001 (Unaudited)


                                             Principal
                                     Moody's   Amount        Value
          LONG-TERM                  Rating    (000)       (Note 2)
          BONDS (Continued)          ----    ---------- ---------------
          Banks and Savings & Loans -- 1.6%
            Capital One Bank,
             6.97%, 02/04/02.......   Baa2   $   25,000 $    25,036,500
             6.76%, 07/23/02.......   Baa2        2,500       2,519,700
            First Union Corp.,
             7.55%, 08/18/05.......    A1         1,200       1,269,828
            H.F. Ahmanson & Co.,
             8.25%, 10/01/02.......    A3         5,200       5,388,604
              J.P. Morgan Chase & Co.,
             6.50%, 01/15/09.......    A1         1,100       1,091,662
             KBC Bank Funding Trust III,
             9.86%, 11/29/49.......    A1         2,500       2,797,025
            National Australia Bank Ltd.,
             6.40%, 12/10/07.......    A1         8,400       8,470,476
            Sanwa Bank, Ltd., Sub. Notes,
             7.40%, 06/15/11.......   Baa1        4,600       4,436,240
              Washington Mutual, Inc.,
             7.50%, 08/15/06.......    A3         5,000       5,270,500
                                                        ---------------
                                                             56,280,535
                                                        ---------------
              Building Products -- 0.4%
            Hanson Overseas B.V.,
             7.375%, 01/15/03......   Baa1       14,751      15,138,214
                                                        ---------------
          Cable & Pay Television Systems -- 0.8%
            CSC Holdings, Inc.,
             7.875%, 12/15/07......   Ba1         1,740       1,716,527
             7.25%, 07/15/08.......   Ba1         3,100       2,945,434
             7.625%, 04/01/11......   Ba1         1,220       1,161,806
            Rogers Cablesystems,
             Ltd.,(Canada),
             11.00%, 12/01/15......   Ba2         4,010       4,411,000
             Tele-Communications, Inc.,
             8.25%, 01/15/03.......    A3         2,000       2,077,440
             9.875%, 06/15/22......    A3        12,900      15,700,332
                                                        ---------------
                                                             28,012,539
                                                        ---------------
          Collateralized Mortgage Obligations -- 1.5%
              First Union National Bank
              Commercial Mortgage Trust,
             7.202%, 09/15/10......    NA         7,950       8,218,178
              GMAC Commercial Mortgage
                  Securities, Inc.,
             7.455%, 06/16/10......    NR         9,000       9,449,455
            J.P. Morgan Commercial Mortgage
                    Finance Corp.,
             7.371%, 08/15/32.......  Aaa        14,500      15,113,726
            Keycorp,
             7.727%, 02/15/10.......  Aaa         5,000       5,317,566
            Morgan Stanley Dean
             Witter Capital, Inc.,
             6.32%, 09/15/09........   NR         8,896       8,929,141
               PNC Mortgage Acceptance
                        Corp.,
             7.33%, 10/10/09........   NR         6,000       6,262,021
                                                        ---------------
                                                             53,290,087
                                                        ---------------
             Commercial Services -- 0.2%
            PHH Corp.,
             8.125%, 02/03/03.......  Baa1        5,000       5,118,800
                                                        ---------------

                                             Principal
                                    Moody's   Amount         Value
         LONG-TERM                  Rating     (000)       (Note 2)
         BONDS (Continued)          ----    ----------- ---------------
         Consulting -- 0.7%
           Comdisco, Inc.,
            6.00%, 01/30/02........   B2    $    30,000 $    22,800,000
                                                        ---------------
         Containers -- 0.2%
           Pactiv Corp.,
            7.95%, 12/15/25........  Baa3         7,250       6,425,675
                                                        ---------------
          Diversified Operations -- 0.1%
           Corning, Inc.,
            6.85%, 03/01/29........   A2          2,180       1,737,852
           Tyco International Group SA,
            6.125%, 01/15/09(b)....  Baa1         2,000       1,929,660
                                                        ---------------
                                                              3,667,512
                                                        ---------------
         Drugs & Medical Supplies -- 0.5%
           American Home Products Corp.,
            6.25%, 03/15/06........   A3          6,000       5,991,360
            6.70%, 03/15/11........   A3          5,000       4,952,400
           Pharmacia Corp.,
            6.50%, 12/01/18........   A1          1,145       1,108,131
            6.75%, 12/15/27........   A1          2,735       2,656,834
            6.60%, 12/01/28........   A1          1,150       1,103,873
                                                        ---------------
                                                             15,812,598
                                                        ---------------
            Financial Services -- 2.6%
           CIT Group, Inc.,
            7.50%, 11/14/03........   A2         10,000      10,432,600
             Enterprise Rent-A-Car USA
                Finance Co.,M.T.N.,
            7.50%, 06/15/03........  Baa1         5,000       5,194,250
            6.95%, 03/01/04........  Baa1         7,500       7,544,925
           Ford Motor Credit Co.,
            7.375%, 02/01/11(b)....   A2          1,000       1,013,130
             Ford Motor Credit Corp.,
            7.375%, 10/28/09(b)....   A2          2,000       2,021,440
            7.875%, 06/15/10.......   A2          4,700       4,900,897
           General Motors
            Acceptance Corp
            5.95%, 03/14/03........   A2         17,000      17,167,280
           Osprey Trust,
            7.797%, 01/15/03.......  Baa2         6,000       6,126,864
            8.31%, 01/15/03........  Baa2        20,000      20,564,360
           Pemex Finance Ltd.
            (Cayman Islands),
            9.14%, 08/15/04........  Baa1         6,500       6,896,045
           QWEST Capital Funding, Inc.,
            7.90%, 08/15/10........  Baa1         5,300       5,455,449
           Verizon Global Funding Corp.,
            7.75%, 12/01/30........   A1          3,250       3,342,713
                                                        ---------------
                                                             90,659,953
                                                        ---------------
              Food & Beverage -- 0.5%
            Archer Daniels Midland Co.,
            7.00%, 02/01/31........   A1          5,120       4,983,399
           Coca-Cola Bottling Co.,
            6.375%, 05/01/09.......  Baa2         3,000       2,728,380
            Embotelladora Andina S.A.,
            7.875%, 10/01/97.......  Baa1         1,250         938,096
           Heinz (HJ) Co.,
            6.625%, 07/15/11.......   A2          2,200       2,180,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

June 30, 2001 (Unaudited)


                                             Principal
                                    Moody's   Amount         Value
        LONG-TERM                   Rating     (000)       (Note 2)
        BONDS (Continued)           ----    ----------- ---------------
            Food & Beverage (cont'd.)
          Kellogg Co.,
           6.00%, 04/01/06.........  Baa2   $     3,000 $     2,954,130
           6.60%, 04/01/11.........  Baa2         2,200       2,131,250
           7.45%, 04/01/31.........  Baa2         2,700       2,662,740
                                                        ---------------
                                                             18,578,745
                                                        ---------------
        Forest Products -- 0.4%
          International Paper Co.,
           8.00%, 07/08/03.........  Baa1        10,000      10,461,310
          Scotia Pacific Co.,
           7.71%, 01/20/14.........  Baa2         5,200       3,898,232
                                                        ---------------
                                                             14,359,542
                                                        ---------------
        Industrial -- 0.2%
          Cendant Corp.,
           7.75%, 12/01/03.........  Baa1         2,000       2,042,300
            Compania Sud Americana de
              Vapores S.A., (Chile),
           7.375%, 12/08/03........   NR          4,600       4,681,429
                                                        ---------------
                                                              6,723,729
                                                        ---------------
        Insurance -- 0.2%
          Aon Corp.,
           8.65%, 05/15/05.........   A3          4,000       4,275,640
          Conseco, Inc.,
           8.50%, 10/15/02.........   B1          3,450       3,381,000
                                                        ---------------
                                                              7,656,640
                                                        ---------------
            Investment Bankers -- 0.2%
          Lehman Brothers, Inc.,
           6.625%, 04/01/04........   A2          7,000       7,209,860
                                                        ---------------
        Leisure -- 0.7%
          ITT Corp.,
           6.75%, 11/15/03.........  Ba1         21,500      21,573,530
          Park Place Entertainment Corp.,
           9.375%, 02/15/07(b).....  Ba2          1,000       1,050,000
                                                        ---------------
                                                             22,623,530
                                                        ---------------
        Machinery -- 0.1%
          Caterpillar, Inc.,
           7.30%, 05/01/31.........   A2          1,900       1,960,591
                                                        ---------------
        Media -- 0.4%
          AOL Time Warner, Inc.,
           7.625%, 04/15/31........  Baa1         8,300       8,297,925
             United News & Media PLC,
           7.25%, 07/01/04.........  Baa2         2,900       2,792,062
          World Color Press, Inc.,
           8.375%, 11/15/08........  Baa3         1,340       1,354,607
                                                        ---------------
                                                             12,444,594
                                                        ---------------
           Metals - Non Ferrous -- 0.2%
          Alcan, Inc.,
           7.25%, 03/15/31.........   A2          3,760       3,706,307
          Alcoa, Inc.,
           6.50%, 06/01/11.........   A1          4,900       4,866,092
                                                        ---------------
                                                              8,572,399
                                                        ---------------

                                              Principal
                                     Moody's   Amount         Value
        LONG-TERM                    Rating     (000)       (Note 2)
        BONDS (Continued)            ----    ----------- ---------------
        Oil & Gas -- 0.7%
          Amerada Hess Corp.,
           7.875%, 10/01/29.........  Baa1   $     2,020 $     2,135,625
          B.J. Services Co.,
           7.00%, 02/01/06..........  Baa2         4,000       3,993,360
          Coastal Corp.,
           7.50%, 08/15/06..........  Baa2         6,000       6,185,580
             Limestone Electron Trust,
           8.625%, 03/15/03.........  Baa3         8,750       9,079,000
          Parker & Parsley Petroleum Co.,
           8.875%, 04/15/05.........  Ba1          1,375       1,433,437
                                                         ---------------
                                                              22,827,002
                                                         ---------------
        Oil & Gas Exploration & Production -- 0.3%
             Anadarko Petroleum Corp.,
           7.50%, 05/01/31..........  Baa1         8,700       8,844,333
                                                         ---------------
        Real Estate Investment Trust -- 0.9%
          Duke Realty, L.P.,
           7.30%, 06/30/03..........  Baa1         3,850       3,961,939
          EOP Operating, L.P.,
           6.375%, 01/15/02.........  Baa1         4,500       4,522,500
           6.50%, 06/15/04..........  Baa1         6,000       6,099,480
           6.625%, 02/15/05.........  Baa1         5,000       5,083,150
          ERP Operating, L.P.,
           6.63%, 10/13/00..........   A3          5,000       5,034,800
           7.10%, 06/23/04..........   A3          2,000       2,064,280
           Simon Debartolo Group, Inc.,
           6.75%, 06/15/05..........  Baa1         5,000       4,975,050
                                                         ---------------
                                                              31,741,199
                                                         ---------------
        Retail -- 1.1%
          Federated Department Stores, Inc.,
           8.125%, 10/15/02.........  Baa1        25,850      26,754,233
           8.50%, 06/15/03(b).......  Baa1         5,000       5,269,500
          Kroger Co.,
           7.25%, 06/01/09..........  Baa3         5,100       5,193,626
                                                         ---------------
                                                              37,217,359
                                                         ---------------
            Telecommunications -- 2.1%
              360 Communication Co.,
           7.125%, 03/01/03(b)......   A2         22,550      23,074,287
           AT&T Wireless Sevices, Inc.,
           8.75%, 03/01/31..........  Baa2         2,600       2,701,504
          British Telecommunications PLC,
           1.00%, 12/15/10(b).......  Baa1         3,000       3,165,000
          Deutsche Telekom International,
           8.25%, 06/15/30..........   A2          2,600       2,637,830
          Electric Lightwave, Inc.,
           6.05%, 05/15/04..........   A2          4,700       4,425,919
          France Telecom,
           8.50%, 03/01/31(b).......   A3          3,000       3,137,370
          Frontier Corp.,
           7.25%, 05/15/04..........  Ba2            465         381,300
            Koninklijke (Royal) KPN NV,
           8.00%, 10/01/10..........  Baa2         1,530       1,458,075
              Telecom de Puerto Rico,
           6.65%, 05/15/06..........  Baa2         9,500       9,346,670
           6.80%, 05/15/09..........  Baa2         7,900       7,289,125

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

June 30, 2001 (Unaudited)


                                              Principal
                                      Moody's   Amount        Value
         LONG-TERM                    Rating    (000)       (Note 2)
         BONDS (Continued)            ----    ---------- ---------------
            Telecommunications (cont'd.)
           WorldCom, Inc.,
            7.875%, 05/15/03........    A3    $    3,000  $    3,111,996
            8.00%, 05/15/06.........    A3         5,000       5,183,280
            8.25%, 05/15/10.........    A3         1,000       1,032,260
            8.25%, 05/15/31.........    A3         7,400       7,230,244
                                                         ---------------
                                                              74,174,860
                                                         ---------------
         Utilities -- 1.5%
             Arizona Public Service Co.,
            7.625%, 08/01/05........   Baa1        5,000       5,202,600
           Calpine Corp.,
            10.50%, 05/15/06........   Ba1         4,500       4,588,137
            8.625%, 08/15/10........   Ba1         5,920       5,756,371
           CMS Energy Corp.,
            8.375%, 07/01/03........   Ba3         1,000       1,015,674
            6.75%, 01/15/04.........   Ba3         1,950       1,862,250
            Dominion Fiber Ventures LLC,
            7.05%, 03/15/05.........   Baa2        1,000       1,014,310
           Edison Mission Energy,
            7.73%, 06/15/09.........   Baa3        2,300       1,902,882
           Entergy Louisiana, Inc.,
            8.50%, 06/01/03.........   Baa2        5,000       5,249,775
           Hydro-Quebec,
            8.00%, 02/01/13.........    A2         1,900       2,111,280
           Mirant Americas Generation, Inc.,
            9.125%, 05/01/31.........  Baa3        6,000       6,242,100
           Pinnacle Partners,
            8.83%, 08/15/04..........  Ba1        10,000      10,235,200
           Progress Energy, Inc.,
            6.75%, 03/01/06..........  Baa1        2,500       2,544,975
           PSEG Energy Holdings,
            10.00%, 10/01/09.........  Ba1         2,385       2,566,310
           Reliant Energy,
            9.681%, 07/02/26.........  Baa1        1,800       1,896,840
                                                         ---------------
                                                              52,188,704
                                                         ---------------
         Waste Management
             Allied Waste North America,
            7.625%, 01/01/06.........  Ba3           970         955,450
                                                         ---------------
         Foreign Government Bonds -- 0.1%
              Province of Saskatchewan,
                      (Canada),
            9.125%, 02/15/21.........   A1         1,800       2,227,338
             Quebec Province, (Canada),
            7.125%, 02/09/24.........   A2         2,700       2,756,619
                                                         ---------------
                                                               4,983,957
                                                         ---------------
         Mortgage Backed Securities -- 13.3%
           Federal Home Loan Mortgage Corp.,
            6.00%, 12/01/99..........             17,000      16,760,810
            6.50%, 05/01/14 -
             09/01/14................              4,532       4,548,393
              Federal National Mortgage
                     Association,
            5.50%, 01/01/14 -
             03/01/16................             23,145      22,368,962
            6.00%, 04/01/13 -
             12/01/99................             61,579      59,574,117

                                              Principal
                                     Moody's   Amount        Value
          LONG-TERM                  Rating     (000)       (Note 2)
          BONDS (Continued)          ---     ----------- --------------
          Mortgage Backed Securities (cont'd.)
              Federal National Mortgage
                Association, (cont'd)
             6.50%, 11/01/12 -
              12/01/99.............          $   130,793 $  129,535,263
             7.00%, 08/01/11 -
              12/01/99.............               48,582     49,128,363
             7.50%, 05/01/12 -
              12/01/99.............              105,375    107,762,023
            Government National Mortgage
                     Association,
             6.50%, 10/15/23 -
              11/15/29.............               48,196     47,773,067
             7.00%, 12/15/99.......               20,000     20,175,000
             8.00%, 01/15/24 -
              04/15/25.............                3,587      3,765,842
                                                         --------------
                                                            461,391,840
                                                         --------------
          U.S. Government & Agency Obligations -- 5.4%
             Federal Home Loan Mortgage
                        Corp.,
             6.50%, 04/01/15.......                4,975      4,993,542
              Federal National Mortgage
                     Association,
             6.00%, 05/15/11.......               25,020     24,699,244
            United States Treasury Bonds,
             13.875%, 05/15/11.....                3,350      4,602,599
             9.25%, 02/15/16(b)....               57,605     76,848,526
             8.75%, 05/15/17.......               15,866     20,588,674
             8.875%, 02/15/19......                7,800     10,335,000
             8.50%, 02/15/20.......                9,500     12,268,395
             7.625%, 11/15/22(b)...               24,350     29,337,854
             6.25%, 05/15/30.......                1,002      1,061,328
            United States Treasury Notes,
             4.625%, 05/15/06(b)...                  855        843,244
             5.00%, 02/15/11(b)....                  220        213,433
                                                         --------------
                                                            185,791,839
                                                         --------------
          TOTAL LONG-TERM BONDS
           (cost $1,322,125,019)........................  1,321,907,165
                                                         --------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $2,994,629,643)........................  3,044,248,659
                                                         --------------
          SHORT-TERM INVESTMENTS -- 27.6%
              Commercial Paper -- 1.3%
            Sears Roebuck Acceptance Corp.,
             3.95%, 07/20/01(c).....              10,000      9,980,250
            Sprint Capital Corp.,
             4.33%, 07/26/01(c).....               9,150      9,123,587
             4.25%, 08/14/01(c).....              13,939     13,868,240
            Sprint Corp.,
             4.13%, 08/20/01(c).....              11,350     11,286,198
                                                         --------------
                                                             44,258,275
                                                         --------------
          U.S. Government & Agency Obligations -- 0.7%
            United States Treasury Bills,
             3.425%, 09/20/01(d)....   Aaa        23,000     22,822,756
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

June 30, 2001 (Unaudited)


                                            Principal
        SHORT-TERM                 Moody's   Amount         Value
        INVESTMENTS                Rating     (000)        (Note 2)
        (Continued)                ---     ------------ --------------
        Other Short-Term Obligations -- 2.6%
          American Electric Power
           Co., Inc.,
           4.25%, 07/12/01(c).....         $      6,442 $    6,434,395
           4.10%, 07/30/01(c).....               20,000     19,936,222
          Citicorp,
           3.9275%, 09/17/01......   Aa3            290        289,996
          El Paso Energy Corp.,
           4.18%, 07/30/01(c).....               22,000     22,000,000
          Qwest Corp.,
           5.00%, 07/02/01(c).....                4,000      4,000,000
           4.12%, 07/20/01(c).....                5,100      5,089,494
           4.15%, 07/31/01(c).....               25,000     24,916,424
          Wachovia Corp.,
           4.92875%, 07/09/01.....   A1             350        350,069
          Waste Management, Inc.,
           6.125%, 07/15/01.......   Ba1          8,000      8,000,480
                                                        --------------
                                                            91,017,080
                                                        --------------
                                             Shares
                                           ------------
        Mutual Funds -- 23.0%
          Prudential Core Investment
           Fund -- Taxable Money Market
           Series (Note 4)(c)...........   799,894,664    799,894,664
                                                        --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $957,993,132)...........................    957,992,775
                                                        --------------
        TOTAL INVESTMENTS -- 115.3%
         (cost $3,952,622,775; Note 6).................  4,002,241,434
                                                        --------------
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS.....................................        481,750
        LIABILITIES IN EXCESS OF OTHER
         ASSET -- (15.3)%..............................   (530,789,992)
                                                        --------------
        TOTAL NET ASSETS -- 100.0%..................... $3,471,933,192
                                                        ==============

The following abbreviations are used in portfolio descriptions:

ADR  American Depository Receipt
LLC  Limited Liability Company
L.P. Limited Partnership
NV   Naamloze Vennootschap (Dutch Corporation)
PLC  Public Limited Company (British Corporation)
SA   Sociedad Anonima (Spanish Corporation) or Societe
     Anonyme (French Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $215,840,075; cash collateral $219,840,095 was received with which the portfolio purchased securities.

(c)Represents security purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of June 30, 2001 were as follows:

Number of               Expiration   Value at     Value at    Appreciation/
Contracts     Type         Date     Trade Date  June 30, 2001 (Depreciation)
--------- ------------- ---------- ------------ ------------- --------------
Long Positions:

   51     S&P 500 Index  Sept 01   $ 16,018,725 $ 15,704,175   $  (314,550)
   479    S&P 500 Index  Sept 01    154,784,532  147,496,075    (7,288,457)
   563    U.S. Treasury
           5 Yr Notes    Sept 01     58,058,310   58,182,531       124,221
  1,413   U.S.Treasury
           5 Yr Notes    Sept 01    146,492,107  146,024,719      (467,388)
   40     U.S.Treasury
           Bonds         Sept 01      4,052,500    4,012,500       (40,000)
                                                               -----------
Short Positions:

   403    U.S. Treasury
           10 Yr Notes   Sept 01     41,992,673   41,515,297       477,376
                                                               -----------
                                                               $(7,508,798)
                                                               ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                          DIVERSIFIED BOND PORTFOLIO

June 30, 2001 (Unaudited)


                                                                              Principal
                                                    Moody's Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 86.8%                      Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS -- 86.4%                            ------- -------- -------- --------- --------------
Aerospace -- 1.3%
  Boeing Co........................................   A1       8.75% 08/15/21  $ 6,250  $    7,441,750
  Raytheon Co......................................  Baa3      7.90% 03/01/03    6,450       6,631,374
  United Technologies Corp.........................   A2       7.50% 09/15/29    3,200       3,354,656
                                                                                        --------------
                                                                                            17,427,780
                                                                                        --------------
Agricultural Products
  IMC Global, Inc..................................  Ba2     10.875% 06/01/08      400         394,696
                                                                                        --------------
Airlines -- 0.7%
  Continental Airlines, Inc........................  Ba2       8.00% 12/15/05    1,700       1,656,361
  United Airlines, Inc.............................  Ba1      10.67% 05/01/04    7,000       7,240,380
                                                                                        --------------
                                                                                             8,896,741
                                                                                        --------------
Asset Backed Securities -- 3.0%
  Advanta Mortgage Loan Trust, Series 1994-3.......  Aaa       8.49% 01/25/26    5,254       5,303,349
  Citibank Credit Card Master Trust, Series 1996-3.  Aaa       6.10% 05/15/08   12,500      12,644,500
  Continental Airlines, Inc., Series 2000-1........  Aa3      8.048% 11/01/20    4,377       4,669,030
  MBNA Corp., Series 1999 B........................  Aaa       5.90% 08/15/11   17,900      17,553,855
                                                                                        --------------
                                                                                            40,170,734
                                                                                        --------------
Auto/Equipment Rental -- 0.1%
  Hertz Corp.......................................   A3       8.25% 06/01/05      750         804,240
                                                                                        --------------
Automobiles & Trucks -- 1.4%
  Navistar International Corp......................  Baa1      7.00% 02/01/03    3,500       3,395,000
  TRW, Inc.........................................  Baa2     7.625% 03/15/06   14,950      15,458,449
                                                                                        --------------
                                                                                            18,853,449
                                                                                        --------------
Banks and Savings & Loans -- 4.5%
  Bank United Corp.................................  Baa1     8.875% 05/01/07    4,000       4,435,040
  Barclays Bank PLC................................  Aa2      7.375% 12/15/49    1,500       1,489,799
  Bayerische Landesbank Girozentrale, (Germany)....  Aaa      5.875% 12/01/08    7,800       7,575,360
  Cho Hung Bank....................................  Ba3      11.50% 04/01/10    1,335       1,398,412
  Cho Hung Bank....................................  Ba3     11.875% 04/01/10    3,250       3,404,375
  Citigroup, Inc.(a)...............................  Aa2       6.50% 01/18/11    2,000       1,985,140
  Fideicomiso Petacalco-Topolo.....................  Baa3     10.16% 12/23/09    3,400       3,506,250
  Hanvit Bank......................................  Ba3      12.75% 03/01/10    1,350       1,448,642
  KBC Bank Funding.................................   A1       9.86% 11/02/09    5,000       5,594,050
  Korea Exchange Bank(a)...........................  Ba3      13.75% 06/30/10    1,915       2,068,200
  National Australia Bank, (Australia).............   A1       6.40% 12/10/07    3,700       3,731,043
  Sanwa Bank, Ltd.(a)..............................  Baa1      7.40% 06/15/11   13,430      12,951,892
  Sovereign Bancorp................................  Ba3      10.25% 05/15/04    1,000       1,049,560
  Washington Mutual, Inc...........................   A3       7.50% 08/15/06   10,000      10,541,000
                                                                                        --------------
                                                                                            61,178,763
                                                                                        --------------
Beverages -- 0.1%
  Embotelladora Andina SA, (Chile).................  Baa1     7.875% 10/01/97    1,250         938,096
                                                                                        --------------
Building & Construction -- 0.2%
  Cemex SA de CV...................................  Ba1      9.625% 10/01/09    2,400       2,616,000
                                                                                        --------------
Cable & Pay Television Systems -- 1.5%
  Comcast Cable Communications.....................  Baa2     6.875% 06/15/09    2,500       2,489,788
  CSC Holdings, Inc................................  Ba1       7.25% 07/15/08    3,400       3,230,476
  CSC Holdings, Inc................................  Ba1      7.625% 04/01/11    3,085       2,937,845
  CSC Holdings, Inc................................  Ba1      7.875% 12/15/07    1,490       1,469,900
  Rogers Cablesystems, Inc., (Canada)..............  Baa3     10.00% 03/15/05    4,000       4,240,000
  Tele-Communications, Inc.........................   A3       6.34% 02/01/12    3,500       3,532,165
  Tele-Communications, Inc.........................   A3       8.25% 01/15/03    3,000       3,116,160
                                                                                        --------------
                                                                                            21,016,334
                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

June 30, 2001 (Unaudited)


                                                                      Principal
                                            Moody's Interest Maturity  Amount       Value
                                            Rating    Rate     Date     (000)     (Note 2)
LONG-TERM BONDS (Continued)                 ----    ------   -------- -------   -------------
Chemicals -- 0.1%
  Lyondell Chemical Co.....................  Ba3      9.625% 05/01/07  $   540  $     538,650
  Lyondell Chemical Co.....................  Ba3      9.875% 05/01/07    1,040      1,037,400
                                                                                -------------
                                                                                    1,576,050
                                                                                -------------
Computers -- 0.5%
  International Business Machines Corp.....   A1      5.625% 04/12/04    3,000      3,016,710
  Sun Microsystems, Inc....................  Baa1      7.00% 08/15/02    2,000      2,034,300
  Unisys Corp.(a)..........................  Ba1      8.125% 06/01/06    1,650      1,600,500
                                                                                -------------
                                                                                    6,651,510
                                                                                -------------
Consumer Products -- 0.3%
  Fortune Brands...........................   A2      7.125% 11/01/04    1,050      1,074,254
  International Flavors & Fragrances, Inc..   A3       6.45% 05/15/06    3,000      2,995,818
                                                                                -------------
                                                                                    4,070,072
                                                                                -------------
Containers & Packaging -- 0.1%
  Pactiv Corp..............................  Baa3      7.95% 12/15/25    2,000      1,772,600
                                                                                -------------
Diversified Operations -- 1.4%
  Tyco International Group SA(a)...........  Baa1     6.125% 01/15/09    4,000      3,859,320
  Tyco International Group SA..............  Baa1     6.875% 09/05/02   10,000     10,208,000
  Tyco International Ltd...................  Baa2      7.20% 10/15/08    4,500      4,537,485
                                                                                -------------
                                                                                   18,604,805
                                                                                -------------
Drugs & Medical Supplies -- 1.5%
  American Home Products Corp..............   A3      5.875% 03/15/04    3,900      3,919,539
  American Home Products Corp..............   A3       6.25% 03/15/06   15,000     15,036,000
  Pharmacia Corp...........................   A1       6.50% 12/01/18    1,015        982,317
                                                                                -------------
                                                                                   19,937,856
                                                                                -------------
Electronic Components -- 0.1%
  Amkor Technology, Inc.(a)................  Ba3       9.25% 02/15/08      875        837,813
                                                                                -------------
Financial Services -- 6.6%
  Bombardier Capital, Inc. M.T.N...........   A3       7.30% 12/15/02    5,000      5,141,750
  Calair Capital Corp......................  Ba2      8.125% 04/01/08      530        511,450
  Capital One Financial Corp...............  Baa3      7.25% 05/01/06    1,050      1,012,644
  Ford Motor Credit Co.(a).................   A2      6.875% 02/01/06    9,700      9,887,986
  Ford Motor Credit Co.....................   A2       7.60% 08/01/05   10,000     10,495,200
  General Motors Acceptance Corp.(a).......   A2       5.75% 11/10/03    7,950      8,033,475
  International Lease Finance Corp.(a).....   A1       5.90% 03/12/03    6,000      6,098,184
  Nisource Finance Corp.(a)................  Baa2      5.75% 04/15/03    6,750      6,784,357
  Pemex Finance, Ltd.......................  Baa1      9.14% 08/15/04    6,845      7,262,066
  PHH Corp. M.T.N..........................  Baa1     8.125% 02/03/03   20,500     20,987,080
  Qwest Capital Funding, Inc...............  Baa1      7.75% 08/15/06   12,000     12,591,840
                                                                                -------------
                                                                                   88,806,032
                                                                                -------------
Food & Beverage -- 1.8%
  Kellogg Co...............................  Baa2      6.00% 04/01/06   20,250     19,940,377
  Kellogg Co...............................  Baa2      7.45% 04/01/31    1,650      1,627,230
  Tricon Global Restaurants, Inc...........  Ba1      8.875% 04/15/11    2,315      2,367,088
                                                                                -------------
                                                                                   23,934,695
                                                                                -------------
Forest Products -- 2.9%
  Fort James Corp..........................  Baa3      6.70% 11/15/03    4,500      4,506,975
  International Paper Co...................  Baa1      8.00% 07/08/03   16,000     16,738,096
  Nexfor, Inc..............................  Baa2     8.125% 03/20/08    8,000      8,159,040
  Scotia Pacific Co........................  Baa2      7.71% 01/20/14   12,200      9,145,852
                                                                                -------------
                                                                                   38,549,963
                                                                                -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

June 30, 2001 (Unaudited)


                                                                            Principal
                                                  Moody's Interest Maturity  Amount       Value
                                                  Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                       ----    ------   -------- -------   --------------
Hospital Management -- 1.9%
  Columbia / HCA Healthcare Corp.................   Ba1      6.91% 06/15/05  $ 2,435  $    2,374,125
  HCA Inc........................................   Ba1     7.125% 06/01/06   16,500      16,293,750
  HCA Inc........................................   Ba1     7.875% 02/01/11    2,000       2,017,500
  Omnicare, Inc..................................   Ba2     8.125% 03/15/11    2,560       2,585,600
  Tenet Healthcare Corp..........................   Ba1     7.875% 01/15/03    1,825       1,852,375
                                                                                      --------------
                                                                                          25,123,350
                                                                                      --------------
Hotel/Motel -- 0.2%
  Host Marriott, L.P.(a).........................   Ba2      9.25% 10/01/07    3,000       3,045,000
                                                                                      --------------
Industrials -- 0.5%
  Compania Sud Americana De Vapores, SA, (Chile).    NA     7.375% 12/08/03    2,000       2,035,404
  Rockwell International Corp....................    A1      5.20% 01/15/98    6,500       4,190,355
                                                                                      --------------
                                                                                           6,225,759
                                                                                      --------------
Insurance -- 1.2%
  Conseco, Inc...................................    B1      8.50% 10/15/02    5,875       5,757,500
  Nationwide CSN Trust...........................    A2     9.875% 02/15/25    5,000       5,568,700
  Reliaster Financial Corp.......................   Aa3     6.625% 09/15/03    5,000       5,141,700
                                                                                      --------------
                                                                                          16,467,900
                                                                                      --------------
Investment Banks -- 2.2%
  Lehman Brothers Holdings, Inc..................   A2      6.625% 04/01/04   13,245      13,642,085
  Lehman Brothers Holdings, Inc..................   A2      6.625% 02/05/06    3,685       3,751,146
  Morgan Stanley Dean Witter & Co................  Aa3      5.625% 01/20/04    2,000       2,012,780
  Morgan Stanley Dean Witter & Co................  Aa3       7.75% 06/15/05    5,000       5,325,395
  PaineWebber Group, Inc.........................  Aa1       6.45% 12/01/03    5,000       5,137,250
  Salomon, Inc...................................  Aa3      6.125% 01/15/03      500         508,480
                                                                                      --------------
                                                                                          30,377,136
                                                                                      --------------
Leisure -- 2.0%
  Harrahs Operating Co., Inc.....................  Ba2      7.875% 12/15/05      290         294,350
  HMH Properties.................................  Ba2      7.875% 08/01/05    1,970       1,925,675
  ITT Corp.......................................  Ba1       6.75% 11/15/03    9,315       9,346,857
  Park Place Entertainment.......................  Ba2      7.875% 12/15/05    2,265       2,270,663
  Park Place Entertainment(a)....................  Ba2      9.375% 02/15/07      740         777,000
  Royal Caribbean Cruises, Ltd...................  Baa3      7.00% 10/15/07    8,000       7,267,360
  Royal Caribbean Cruises, Ltd...................  Baa3      7.25% 08/15/06    5,000       4,732,350
                                                                                      --------------
                                                                                          26,614,255
                                                                                      --------------
Machinery -- 0.8%
  Briggs & Stratton Corp.........................   Ba1     8.875% 03/15/11    1,100       1,109,273
  Ingersoll-Rand Co..............................    A3      5.80% 06/01/04   10,225      10,255,368
                                                                                      --------------
                                                                                          11,364,641
                                                                                      --------------
Media -- 3.0%
  News America Holding, Inc......................  Baa3     6.703% 05/21/04   22,000      22,237,160
  Turner Broadcasting System, Inc................  Baa1      7.40% 02/01/04   13,500      14,049,315
  Turner Broadcasting System, Inc................  Baa1     8.375% 07/01/13    1,500       1,640,055
  United News & Media PLC........................  Baa2      7.25% 07/01/04    2,000       1,925,560
  United News & Media PLC........................  Baa2      7.75% 07/01/09    1,000       1,001,694
                                                                                      --------------
                                                                                          40,853,784
                                                                                      --------------
Oil & Gas -- 2.7%
  Atlantic Richfield Co..........................  Aa2       5.55% 04/15/03    3,700       3,756,610
  Atlantic Richfield Co..........................  Aa2       5.90% 04/15/09    6,770       6,658,092
  B.J. Services Co...............................  Baa2      7.00% 02/01/06    5,000       4,991,700
  Coastal Corp.(a)...............................  Baa2      7.50% 08/15/06    6,000       6,185,580
  Coastal Corp...................................  Baa2     7.625% 09/01/08    4,700       4,776,657
  Eott Energy Partners, L.P......................  Ba2      11.00% 10/01/09    2,585       2,785,337
  Limestone Electron Trust.......................  Baa3     8.625% 03/15/03    6,000       6,225,600
  Tosco Corp.....................................  Baa2      7.25% 01/01/07    1,500       1,561,920
                                                                                      --------------
                                                                                          36,941,496
                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

June 30, 2001 (Unaudited)


                                                                     Principal
                                           Moody's Interest Maturity  Amount       Value
                                           Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                ----    -------  -------- -------   --------------
Oil & Gas Exploration & Production -- 2.3%
  Anadarko Finance Co.....................  Baa1      6.75% 05/01/11  $10,900  $   10,902,616
  Anadarkp Finance Co.(a).................  Baa1      7.50% 05/01/31    9,200       9,352,628
  Parker & Parsley Petroleum Co...........  Ba1      8.875% 04/15/05    2,500       2,606,250
  Petroleos Mexicanos, (Mexico)...........  Baa3      9.50% 09/15/27    5,900       6,389,700
  Seagull Energy Corp.....................  Ba3      7.875% 08/01/03    1,830       1,898,113
                                                                               --------------
                                                                                   31,149,307
                                                                               --------------
Printing & Publishing -- 0.3%
  PRIMEDIA, Inc...........................  Ba3      8.875% 05/15/11    1,250       1,156,250
  World Color Press, Inc..................  Baa3      7.75% 02/15/09    2,075       2,022,731
  World Color Press, Inc..................  Baa3     8.375% 11/15/08    1,000       1,010,901
                                                                               --------------
                                                                                    4,189,882
                                                                               --------------
Real Estate Investment Trust -- 0.4%
  ERP Operating L.P.......................   A3       6.63% 04/13/05    3,900       3,927,144
  ERP Operating L.P.......................   A3       7.10% 06/23/04    1,500       1,548,210
                                                                               --------------
                                                                                    5,475,354
                                                                               --------------
Retail -- 1.6%
  Delhaize America, Inc.(a)...............  Baa3     7.375% 04/15/06    3,000       3,063,930
  Federated Deptartment Stores, Inc.(a)...  Baa1      8.50% 06/15/03   10,200      10,749,780
  Kroger Co...............................  Baa3      7.15% 03/01/03    5,370       5,513,809
  Winn-Dixie Stores, Inc.(a)..............  Ba2      8.875% 04/01/08    2,340       2,363,400
                                                                               --------------
                                                                                   21,690,919
                                                                               --------------
Steel & Metals -- 0.2%
  AK Steel Corp.(a).......................  Ba2      9.125% 12/15/06    2,400       2,451,000
                                                                               --------------
Telecommunication -- 10.0%
  AT&T Canada, Inc., (Canada).............  Baa3      7.65% 09/15/06    1,600       1,589,968
  AT&T Corp...............................   A3     10.125% 04/15/22    6,300       7,817,670
  British Telecommunications PLC..........  Baa1     8.125% 12/15/10      750         791,250
  British Telecommunications PLC(a).......  Baa1     8.625% 12/15/30    3,000       3,255,360
  Citizens Communications Co..............  Baa2      9.25% 05/15/11    3,150       3,262,927
  Electric Lightwave, Inc.................   A2       6.05% 05/15/04    3,300       3,107,561
  Frontier Corp...........................  Ba2       7.25% 05/15/04      430         352,600
  Global Crossing Holdings, Ltd...........  Ba2      9.125% 11/15/06    4,945       3,931,275
  Global Crossing Holdings, Ltd.(a).......  Ba2      9.625% 05/15/08      825         651,750
  Koninklijke (Royal) KPN NV(a)...........  Baa2      7.50% 10/01/05   10,000       9,911,100
  LCI International, Inc..................  Baa1      7.25% 06/15/07    6,675       6,662,851
  Marconi Corp. PLC.......................   A3      8.375% 09/15/30    3,000       2,585,220
  Nortel Networks, Ltd., (Canada).........   A2      6.125% 02/15/06    2,950       2,526,144
  Qwest Communications, Inc...............  Baa1      7.50% 11/01/08    3,150       3,190,931
  Rogers Cantel, Inc......................  Baa3     9.375% 06/01/08      660         653,400
  Rogers Wireless, Inc., (Canada).........  Baa3     9.625% 05/01/11    2,000       2,010,000
  Sprint Capital Corp.....................  Baa1      5.70% 11/15/03   12,000      11,972,400
  Sprint Capital Corp.....................  Baa1     7.625% 01/30/11    2,320       2,292,902
  Telecom De Puerto Rico..................  Baa2      6.65% 05/15/06    6,800       6,690,248
  Telecom De Puerto Rico..................   NA       6.80% 05/15/09    5,700       5,259,242
  Telefonica Europe BV....................   A2       8.25% 09/15/30   10,000      10,491,800
  TELUS Corp.(a)..........................  Baa2      8.00% 06/01/11      950         969,456
  TELUS Corp.(a)..........................  Baa2      8.00% 06/01/11      950         969,456
  TELUS Corp. (Canada)....................  Baa2      7.50% 06/01/07    5,000       5,060,550
  Worldcom, Inc.(a).......................   A3       6.50% 05/15/04    5,000       5,008,000
  Worldcom, Inc...........................   A3      7.375% 01/15/11   13,150      13,403,927
  Worldcom, Inc...........................   A3       7.50% 05/15/11    4,400       4,282,608
  Worldcom, Inc...........................   A3      7.875% 05/15/03    1,850       1,919,064
  Worldcom, Inc...........................   A3       8.25% 05/15/31   15,000      14,655,900
                                                                               --------------
                                                                                  134,306,104
                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

June 30, 2001 (Unaudited)


                                                                         Principal
                                               Moody's Interest Maturity  Amount       Value
                                               Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                    ----    -------  -------- -------   --------------
Utilities -- 16.9%
  AES Corp....................................  Ba1      8.875% 02/15/11  $ 1,200  $    1,170,000
  AES Corp.(a)................................  Ba1      9.375% 09/15/10    5,275       5,299,529
  BRL Universal Equipment.....................  Ba3      8.875% 02/15/08      830         846,600
  Calenergy Co., Inc..........................  Baa3      6.96% 09/15/03    8,000       8,174,880
  Calenergy Co., Inc..........................  Baa3      7.23% 09/15/05    5,000       5,150,800
  Calpine Corp................................  Ba1       8.50% 02/15/11    2,000       1,920,840
  Calpine Corp................................  Ba1      8.625% 08/15/10   12,000      11,668,320
  Calpine Corp................................  Ba1      10.50% 05/15/06    4,060       4,139,519
  CMS Energy Corp.............................  Ba3       6.75% 01/15/04    4,500       4,297,500
  CMS Energy Corp.............................  Ba3       8.00% 07/01/11    4,500       4,500,000
  Cogentrix Energy, Inc.......................  Baa3      8.75% 10/15/08    7,675       7,895,119
  Commonwealth Edison Co......................  Baa1     7.625% 01/15/07    7,525       7,896,660
  CP&L, Inc. M.T.N............................  Baa1      6.65% 04/01/08    8,750       8,665,300
  Dominion Fiber Ventures LLC.................  Baa2      7.05% 03/15/05    2,650       2,687,922
  Dominion Resources, Inc.....................  Baa1      6.00% 01/31/03   10,000      10,081,900
  Duke Energy Field Services..................  Baa2      7.50% 08/16/05   12,000      12,449,880
  Edison Mission Energy.......................  Baa3      7.73% 06/15/09    2,200       1,820,148
  Hydro-Quebec................................   A2       7.50% 04/01/16      500         532,830
  Illinois Power Co...........................  Aaa       5.38% 06/25/07   15,000      15,004,650
  Mirant Americas Generation..................  Baa3     9.125% 05/01/31   12,800      13,316,480
  Niagara Mohawk Power........................  Baa2     6.875% 04/01/03    4,000       4,064,000
  Niagara Mohawk Power........................  Baa2     7.375% 08/01/03    8,000       8,240,000
  Niagara Mohawk Power........................  Baa2      8.00% 06/01/04    5,000       5,230,050
  NRG Northeast Generating LLC................  Baa3     8.065% 12/15/04      844         862,397
  Osprey Trust................................  Baa2     7.797% 01/15/03   12,800      13,070,643
  Osprey Trust................................  Baa2      8.31% 01/15/03   11,000      11,310,398
  Pinnacle Partners, L.P......................  Ba1       8.83% 08/15/04   20,035      20,506,223
  Progress Energy, Inc........................  Baa3      6.55% 03/01/04   12,750      12,995,820
  PSEG Energy Holdings, Inc...................  Ba1      10.00% 10/01/09    2,605       2,803,035
  Southern California Edison Co...............  Baa2     6.375% 01/15/06    1,250         881,250
  Southern California Edison Co...............  Caa2      7.20% 11/03/03    7,000       5,040,000
  Utilicorp United, Inc.......................  Baa3      7.00% 07/15/04    1,280       1,293,734
  Utilicorp United, Inc.......................  Baa3      7.95% 02/01/11    2,210       2,230,774
  WCG Note Trust..............................  Baa3      8.25% 03/15/04   12,450      12,423,232
                                                                                   --------------
                                                                                      228,470,433
                                                                                   --------------
Waste Management -- 0.4%
  Allied Waste North America..................  Ba3      7.625% 01/01/06    1,540       1,516,900
  Allied Waste North America(a)...............  Ba3      7.875% 01/01/09    2,000       1,940,000
  Allied Waste North America..................  Ba3      8.875% 04/01/08    1,500       1,539,375
                                                                                   --------------
                                                                                        4,996,275
                                                                                   --------------
Foreign Government Bonds -- 4.4%
  Arab Republic of Egypt (Egypt)..............   A3       8.75% 07/11/11    2,800       2,796,668
  Federal Republic of Germany (Germany).......  Aaa       4.50% 07/04/09   45,400      37,199,472
  Republic of Colombia (Columbia).............  Ba2      10.50% 06/13/06    2,900       2,987,000
  Republic of Philippines, (Philippines)......  Ba1      9.875% 01/15/19      542         473,025
  United Mexican States, (Mexico).............  Baa3      8.50% 02/01/06   10,000      10,475,000
  United Mexican States, (Mexico)(a)..........  Baa3    10.375% 02/17/09    4,500       5,035,500
                                                                                   --------------
                                                                                       58,966,665
                                                                                   --------------
U.S. Government and Agency Obligations -- 5.3%
  United States Treasury Bond.................            6.25% 05/15/30   25,730      27,253,473
  United States Treasury Bond(a)..............           8.125% 08/15/21   25,265      31,746,988
  United States Treasury Bond.................          13.875% 05/15/11    4,150       5,701,727
  United States Treasury Note(a)..............            5.00% 02/15/11    2,666       2,586,420
  United States Treasury Note.................           5.625% 05/15/08    4,200       4,365,354
                                                                                   --------------
                                                                                       71,653,962
                                                                                   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

June 30, 2001 (Unaudited)


                                                                                         Principal
                                                   Moody's Interest      Maturity         Amount        Value
                                                   Rating    Rate          Date            (000)       (Note 2)
LONG-TERM BONDS (Continued)                        ----    ------   ------------------- ----------- --------------
U.S. Government Mortgage Backed
 Securities -- 2.0%
 Federal National Mortgage
   Association...................................             6.50% 02/01/14 - 12/01/15 $     9,747 $    9,790,633
 Federal National Mortgage
   Association...................................             7.00%      12/01/99            13,000     13,219,310
 Federal National Mortgage
   Association...................................             9.00% 10/01/16 - 09/01/21         172        183,171
 Government National Mortgage
   Association...................................             7.50% 10/15/25 - 02/15/26       4,145      4,259,562
                                                                                                    --------------
                                                                                                        27,452,676
                                                                                                    --------------
TOTAL LONG-TERM BONDS
 (cost $1,155,302,105).............................................................................  1,164,854,127
                                                                                                    --------------
                                                                                          Shares
PREFERRED STOCKS -- 0.4%                                                                -----------
  Centaur Funding Corp.
   (cost $4,323,180).................................................................      27,000      4,726,917
                                                                                                    --------------
                                                                        Expiration
                                                                           Date            Units
WARRANTS                                                            ------------------- -----------
  United Mexican States, (Mexico)(b)
   (cost $0).....................................................      06/01/03        18,766,000        183,907
                                                                                                    --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,159,625,286).............................................................................  1,169,764,951
                                                                                                    --------------

                                                                                         Principal
                                                                                          Amount
                                                                                           (000)
SHORT-TERM INVESTMENTS -- 21.4%                                                         -----------
Commercial Paper -- 0.9%
 Sprint Capital Corp.(c)..........................  P-1       4.25%      08/14/01       $    12,446     12,382,819
                                                                                                    --------------
Other Corporate Obligations --
 9.2%
 American Electric Power(c).......................  P-1       4.10%      07/30/01            12,000     11,961,733
 Capital One Financial Corp.......................  Baa2      7.08%      10/30/01             5,000      5,016,300
 Chrysler Financial Corp..........................   A3       5.25%      10/22/01            10,400     10,408,424
 Comcast Corp.(a).................................  Baa2     9.625%      03/15/02             4,600      4,742,600
 Cox Enterprises, Inc.............................  Baa1     6.625%      06/14/02             3,200      3,241,120
 El Paso Energy Corp..............................  Baa2     6.625%      07/15/01             3,800      3,801,558
 Georgia-Pacific Corp.............................  Baa3      9.95%      06/15/02             5,000      5,184,900
 K N Energy, Inc..................................  Baa2      6.45%      11/30/01             4,500      4,527,630
 Kansallis-Osake-Pankki, (Finland)................   A1      10.00%      05/01/02             5,000      5,211,200
 Lehman Brothers Holdings, Inc....................   A2      6.375%      05/07/02               560        569,262
 Morgan Stanley Dean Witter & Co..................  Aa3      5.625%      04/12/02             5,450      5,511,585
 Norfolk Southern Corp............................  Baa1      6.95%      05/01/02             1,650      1,677,011
 Okobank, (Finland)...............................   NA       5.56%      06/12/01             5,000      4,968,650
 Qwest Capital Funding, Inc.(a)...................  P-1       4.12%      07/20/01            12,000     11,975,280
 Qwest Capital Funding, Inc.(a)...................  Baa1     6.875%      08/15/01             5,000      5,010,500
 Republic of Croatia, (Croatia)...................  Baa3      6.25%      07/31/01             2,984      2,931,588
 Republic of Panama, (Panama)(a)..................  Ba1      7.875%      02/13/02             8,000      8,180,000
 Salomon, Inc.....................................  Aa3       6.65%      07/15/01             7,000      7,004,690
 Texas Utilities Corp.............................  Baa3      5.94%      10/15/01            10,000     10,038,400
 USA Waste Service................................  Ba1      6.125%      07/15/01             7,000      7,000,420
 Viacom, Inc......................................   A3       7.50%      01/15/02             5,000      5,075,900
                                                                                                    --------------
                                                                                                       124,038,751
                                                                                                    --------------
U.S. Government Mortgage Backed
 Securities
 Government National Mortgage
   Association....................................            7.50%      05/20/02                28         28,348
                                                                                                    --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

June 30, 2001 (Unaudited)


                                                                                                  Value
                                                                                    Shares       (Note 2)
SHORT-TERM INVESTMENTS (Continued)                                                ----------- --------------
Mutual Funds -- 11.3%
  Prudential Core Investment Fund - Taxable Money Market Fund Series (Note 4)(c). 152,646,200 $  152,646,200

TOTAL SHORT-TERM INVESTMENTS
 (cost $288,066,913).............................................    289,096,118
                                                                  --------------
TOTAL INVESTMENTS -- 108.2%
 (cost $1,447,692,199; Note 6)...................................  1,458,861,069
                                                                  --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (e)...................       (472,750)
UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS (f)        142,928
LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.2%)..................   (110,422,970)
                                                                  --------------
TOTAL NET ASSETS -- 100.0%....................................... $1,348,108,277
                                                                  ==============

The following abbreviations are used in portfolio descriptions:


LLC    Limited Liability Company
L.P.   Limited Partnership
M.T.N. Medium Term Note
NR     Not rated by Moody's or Standard & Poor's
PLC    Public Limited Company (British Corporation)
SA     Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
NV     Naamloze Vennootschap (Dutch Corporation)


(a)Portion of securities on loan with an aggregate market value of $114,558,575; cash collateral $119,954,013 was received with which the portfolio purchased securities.
(b)Non-income producing security.
(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.
(d)Security segregated as collateral for futures contracts.
(e)Open futures contracts as of June 30, 2001 are as follows:

   Number of                              Expiration  Value at     Value at
   Contracts              Type               Date    Trade Date  June 30, 2001 Appreciation
Long Positions:
      195       U.S. 5 Yr Treasury Notes   Sept 01   $20,075,860  $20,152,031    $ 76,171
      704       U.S. 10 Yr Treasury Notes  Sept 01    72,405,650   75,523,000     117,350
      107       U.S. 5 Yr Treasury Bonds   Sept 01    10,643,156   10,733,437      90,281
                                                                                 --------
                                                                                 $283,802
                                                                                 ========

(f)Outstanding forward currency contracts as of June 30, 2001 are as follows:

         Foreign Currency        Value at       Current
         Contract             Settlement Date    Value    Appreciation
         ----------------     --------------- ----------- ------------
         Sold:
           Eurodollars
            expiring 7/13/01    $38,961,691   $38,818,763   $142,928

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

                               EQUITY PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 96.5%                 Value
                                   Shares     (Note 2)
COMMON STOCKS -- 96.4%             ------- --------------
Advertising -- 0.4%
  Interpublic Group of Cos., Inc..  24,606 $      722,186
  Lamar Advertising Co.(a)........ 373,600     16,438,400
  Omnicom Group, Inc..............  25,957      2,232,302
  TMP Worldwide, Inc.(a)..........  11,928        715,680
                                           --------------
                                               20,108,568
                                           --------------
Aerospace/Defense -- 1.7%
  Boeing Co....................... 187,140     10,404,984
  General Dynamics Corp...........  46,663      3,630,848
  Northrop Grumman Corp........... 203,700     16,316,370
  Raytheon Co..................... 964,600     25,610,130
  United Technologies Corp........ 397,550     29,124,513
                                           --------------
                                               85,086,845
                                           --------------
Agricultural Products -- 0.3%
  Monsanto Co.(a)................. 381,300     14,108,100
                                           --------------
Airlines -- 0.1%
  AMR Corp........................  30,083      1,086,899
  Continental Airlines, Inc.
   (Class "B" Stock)(a)...........   8,177        402,717
  Southwest Airlines Co...........  86,311      1,595,890
                                           --------------
                                                3,085,506
                                           --------------
Apparel
  NIKE, Inc. (Class "B" Stock)....  57,646      2,420,556
                                           --------------
Autos - Cars & Trucks -- 0.4%
  Delphi Automotive Systems Corp..  84,774      1,350,450
  Ford Motor Co................... 114,932      2,821,580
  General Motors Corp.............  71,645      4,610,356
  Harley-Davidson, Inc............  83,273      3,920,493
  PACCAR, Inc.....................  80,000      4,113,600
  TRW, Inc........................  41,336      1,694,776
                                           --------------
                                               18,511,255
                                           --------------
Banks and Savings & Loans -- 2.1%
  Bank One Corp................... 814,971     29,175,962
  Comerica, Inc...................  39,611      2,281,593
  Mellon Financial Corp...........  35,260      1,621,960
  National City Corp..............  36,010      1,108,388
  PNC Financial Services Group.... 167,720     11,034,299
  Providian Financial Corp........ 548,510     32,471,792
  SouthTrust Corp.................  36,310        944,060
  U.S. Bancorp.................... 161,295      3,675,913
  Wells Fargo & Co................ 518,290     24,064,205
                                           --------------
                                              106,378,172
                                           --------------
Chemicals -- 0.5%
  Air Products & Chemicals, Inc... 213,534      9,769,181
  Dow Chemical Co................. 108,345      3,602,471
  E.I. du Pont de Nemours & Co.... 121,909      5,880,890
  Ecolab, Inc.....................  98,420      4,032,267
  Praxair, Inc....................  28,625      1,345,375
  Rohm & Haas Co..................  45,913      1,510,538
  Sherwin-Williams Co.............  21,606        479,653
                                           --------------
                                               26,620,375
                                           --------------
Commercial Services -- 0.1%
  Cintas Corp.....................   5,327        246,374
  Concord EFS, Inc.(a)............  34,660      1,802,667
  Convergys Corp.(a)..............  57,946      1,752,866
  Moody's Corp....................  25,958        869,593

                                                       Value
COMMON STOCKS                             Shares      (Note 2)
(Continued)                              --------- --------------
Commercial Services (cont'd.)
  Paychex, Inc..........................    41,787 $    1,671,480
                                                   --------------
                                                        6,342,980
                                                   --------------
Communications Equipment -- 0.2%
  ONI Systems Corp.(a)..................   154,300      4,304,970
  Sonus Networks, Inc.(a)...............   189,400      4,424,384
                                                   --------------
                                                        8,729,354
                                                   --------------
Computers -- 3.4%
  Compaq Computer Corp..................   838,406     12,986,909
  Dell Computer Corp.(a)................   545,866     14,274,396
  Hewlett-Packard Co....................   189,953      5,432,656
  International Business Machines Corp..   781,131     88,267,803
  Sun Microsystems, Inc.(a)............. 3,296,416     51,819,659
                                                   --------------
                                                      172,781,423
                                                   --------------
Computer Software & Services -- 7.1%
  Adobe Systems, Inc....................    23,034      1,082,598
  Automatic Data Processing, Inc........    79,447      3,948,516
  BEA Systems, Inc.(a)..................   232,000      7,124,720
  BMC Software, Inc.(a).................   534,100     12,038,614
  Cisco Systems, Inc.(a)................ 3,016,577     54,901,701
  Computer Associates
   International, Inc...................    57,091      2,055,276
  Electronic Data Systems Corp..........   203,117     12,694,813
  EMC Corp..............................   594,915     17,282,281
  First Data Corp.......................   102,690      6,597,833
  Intuit, Inc.(a).......................    97,732      3,908,303
  Mercury Interactive Corp.(a)..........    57,936      3,470,366
  Microsoft Corp.(a).................... 2,585,213    188,720,549
  Network Appliance, Inc.(a)............     7,319        100,270
  Oracle Corp.(a)....................... 1,737,330     33,009,270
  PeopleSoft, Inc.(a)...................    51,959      2,557,942
  Siebel Systems, Inc.(a)...............    41,686      1,955,073
  Unisys Corp.(a).......................   142,240      2,092,350
  VERITAS Software Corp.(a).............   137,474      9,146,145
  Yahoo!, Inc.(a).......................    47,189        943,308
                                                   --------------
                                                      363,629,928
                                                   --------------
Consumer Products -- 2.5%
  Avon Products, Inc....................    55,703      2,577,935
  Colgate-Palmolive Co..................    57,916      3,416,465
  Estee Lauder Cos., Inc.
   (Class "A" Stock)....................    26,445      1,139,779
  Gillette Co...........................    70,632      2,047,622
  Kimberly-Clark Corp...................   333,967     18,668,755
  Philip Morris Cos., Inc............... 1,838,801     93,319,151
  Procter & Gamble Co...................   126,448      8,067,382
                                                   --------------
                                                      129,237,089
                                                   --------------
Consumer Services
  Sabre Holdings Corp.
   (Class "A" Stock)(a).................    16,880        844,000
                                                   --------------
Diversified Industries
  Avery Dennison Corp...................    20,706      1,057,041
                                                   --------------
Diversified Manufacturing Operations -- 3.2%
  Danaher Corp..........................   192,100     10,757,600
  Eaton Corp............................    16,955      1,188,545
  Honeywell International, Inc..........    79,723      2,789,508

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

June 30, 2001 (Unaudited)



                                                               Value
       COMMON STOCKS                              Shares      (Note 2)
       (Continued)                               --------- --------------
       Diversified Manufacturing Operations (cont'd.)
         Illinois Tool Works, Inc...............    11,028 $      698,072
         Minnesota Mining & Manufacturing Co....   366,927     41,866,371
         Pall Corp..............................    13,294        312,808
         SPX Corp.(a)...........................   209,000     26,162,620
         Textron, Inc...........................    11,328        623,493
         Tyco International, Ltd................ 1,462,060     79,682,270
                                                           --------------
                                                              164,081,287
                                                           --------------
       Diversified Operations -- 0.9%
         Cendant Corp.(a).......................    79,972      1,559,454
         Williams Cos., Inc..................... 1,315,630     43,350,009
                                                           --------------
                                                               44,909,463
                                                           --------------
       Drugs & Medical Supplies -- 7.2%
         Abbott Laboratories.................... 1,364,680     65,518,287
         Allergan, Inc..........................    17,160      1,467,180
         American Home Products Corp............ 1,055,765     61,698,907
         Amgen, Inc.(a).........................   109,613      6,651,317
         Applera Corp.-Applied Biosystems Group.    24,757        662,250
         Baxter International, Inc..............   166,274      8,147,426
         Becton Dickinson & Co..................    26,947        964,433
         Biomet, Inc............................   164,500      7,905,870
         Bristol-Myers Squibb Co................   210,808     11,025,258
         Cardinal Health, Inc...................    72,207      4,982,283
         Invitrogen Corp.(a)....................   102,000      7,323,600
         Johnson & Johnson......................   807,052     40,352,597
         MedImmune, Inc.(a).....................    27,233      1,285,398
         Medtronic, Inc.........................   209,983      9,661,318
         Merck & Co., Inc.......................   419,527     26,811,970
         Novartis AG (ADR) (Switzerland)........   681,000     24,618,150
         Nycomed Amersham PLC...................    27,700      1,020,357
         Pfizer, Inc............................ 1,758,455     70,426,123
         Schering-Plough Corp...................    45,162      1,636,671
         Teva Pharmaceutical Industries, Ltd....
          ADR (Israel)..........................   256,900     16,004,870
         Watson Pharmaceuticals, Inc.(a)........    45,763      2,820,831
                                                           --------------
                                                              370,985,096
                                                           --------------
       Electronics -- 3.9%
         Advanced Micro Devices, Inc.(a)........    14,000        404,320
         Agilent Technologies, Inc.(a)..........    27,683        899,697
         Broadcom Corp.(a)......................    20,331        869,354
         Celestica, Inc. (Class "A" Stock)
          (Canada)(a)...........................   223,200     11,494,800
         Corning, Inc...........................    82,073      1,371,440
         Emerson Electric Co....................   292,085     17,671,142
         Intel Corp............................. 1,733,132     50,694,111
         Jabil Circuit, Inc.(a).................    36,236      1,118,243
         JDS Uniphase Corp.(a)..................   139,334      1,741,675
         Johnson Controls, Inc..................     9,228        668,753
         Linear Technology Corp.................    36,126      1,597,492
         Micron Technology, Inc.(a).............   956,416     39,308,698
         Molex, Inc. (Class "A" Stock)..........   108,930      3,248,293
         Parker-Hannifin Corp...................    69,244      2,938,715
         PerkinElmer, Inc.......................    24,250        667,603
         Sanmina Corp.(a).......................    34,659        811,367
         Solectron Corp.(a).....................   674,891     12,350,505
         Texas Instruments, Inc................. 1,575,094     49,615,461

                                                       Value
COMMON STOCKS                             Shares      (Note 2)
(Continued)                              --------- --------------
Electronics  (cont'd.)
  Xilinx, Inc.(a).......................    36,460 $    1,503,610
                                                   --------------
                                                      198,975,279
                                                   --------------
Exchange Traded Fund -- 0.6%
  Nasdaq-100 Index Tracking Stock(a)....   656,900     30,020,330
                                                   --------------
Financial Services -- 9.5%
  American Express Co...................   563,135     21,849,638
  American General Corp.................   213,721      9,927,340
  Bank of America Corp..................   419,555     25,185,887
  Bank of New York Co., Inc............. 1,056,798     50,726,304
  Capital One Financial Corp............    97,157      5,829,420
  Charles Schwab Corp...................    24,982        382,225
  Citigroup, Inc........................   793,500     41,928,540
  Federal Home Loan Mortgage Corp.......   434,132     30,389,240
  Federal National Mortgage Association.   216,585     18,442,213
  Fifth Third Bancorp...................    63,768      3,829,268
  FleetBoston Financial Corp............ 1,446,850     57,078,232
  Franklin Resources, Inc...............    48,688      2,228,450
  Goldman Sachs Group, Inc..............   160,532     13,773,646
  H&R Block, Inc........................    14,041        906,347
  Household International, Inc..........   400,605     26,720,353
  J.P. Morgan Chase & Co................ 1,580,339     70,483,119
  Lehman Brothers Holdings, Inc.........    60,242      4,683,816
  MBNA Corp.............................   199,630      6,577,809
  Merrill Lynch & Co., Inc..............   326,847     19,365,685
  Morgan Stanley Dean Witter & Co.......   927,718     59,587,327
  Washington Mutual, Inc................   423,819     15,914,403
                                                   --------------
                                                      485,809,262
                                                   --------------
Food & Beverage -- 2.4%
  Anheuser-Busch Cos., Inc..............    52,702      2,171,322
  Campbell Soup Co......................    46,663      1,201,572
  Coca-Cola Co..........................   477,994     21,509,730
  Coca-Cola Enterprises, Inc............    45,998        752,067
  ConAgra Foods, Inc....................   316,000      6,259,960
  General Mills, Inc....................    76,596      3,353,373
  Heinz (H.J.) Co.......................    33,834      1,383,472
  Hershey Foods Corp....................    28,358      1,749,972
  Kroger Co.(a).........................   152,667      3,816,675
  PepsiCo, Inc.......................... 1,256,052     55,517,498
  Quaker Oats Co........................    37,360      3,409,100
  Sara Lee Corp.........................    93,476      1,770,436
  SYSCO Corp............................   125,810      3,415,742
  The Pepsi Bottling Group, Inc.........    19,355        776,136
  Unilever NV, ADR (Netherlands)........   301,236     17,944,629
                                                   --------------
                                                      125,031,684
                                                   --------------
Healthcare Service -- 3.4%
  HCA-The Healthcare Co.................   670,000     30,277,300
  Health Net Inc.(a).................... 1,844,800     32,099,520
  Sepracor Inc.(a)......................   936,600     37,276,680
  Tenet Healthcare Corp.................    30,008      1,548,112
  UnitedHealth Group, Inc...............   590,817     36,482,950
  Wellpoint Health Networks, Inc.(a)....   396,100     37,328,464
                                                   --------------
                                                      175,013,026
                                                   --------------
Household Products
  Leggett & Platt, Inc..................    60,842      1,340,349
                                                   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

June 30, 2001 (Unaudited)


                                                               Value
        COMMON STOCKS                              Shares     (Note 2)
        (Continued)                               --------- ------------
        Insurance -- 5.1%
          ACE, Ltd...............................    23,031 $    900,282
          AFLAC, Inc.............................    97,527    3,071,125
          Allstate Corp..........................   132,187    5,814,906
          American International Group, Inc......   592,642   50,967,212
          Chubb Corp.............................   133,655   10,348,907
          CIGNA Corp.............................   607,500   58,210,650
          Hartford Financial Services Group,Inc..   698,619   47,785,540
          John Hancock Financial
           Services, Inc.........................    53,336    2,147,307
          Lincoln National Corp..................    23,331    1,207,379
          Loews Corp.............................   889,000   57,278,270
          Marsh & McLennan Companies, Inc........   106,686   10,775,286
          MetLife, Inc...........................    85,974    2,663,474
          MGIC Investment Corp...................    51,689    3,754,689
          St. Paul Cos., Inc.....................    30,233    1,532,511
          XL Capital, Ltd. (Class "A" Stock)
           (Bermuda).............................    45,000    3,694,500
                                                            ------------
                                                             260,152,038
                                                            ------------
        Leisure -- 0.7%
          Carnival Corp..........................    91,000    2,793,700
          Marriott International, Inc.
           (Class "A" Stock).....................   398,708   18,874,837
          Starwood Hotels & Resorts
           Worldwide, Inc........................   348,403   12,988,464
                                                            ------------
                                                              34,657,001
                                                            ------------
        Machinery -- 0.3%
          Caterpillar, Inc.......................    18,605      931,180
          Cummins, Inc...........................   107,000    4,140,900
          Deere & Co.............................   114,735    4,342,720
          Dover Corp.............................    88,825    3,344,261
                                                            ------------
                                                              12,759,061
                                                            ------------
        Media -- 7.0%
          AOL Time Warner, Inc.(a)............... 1,701,055   90,155,915
          AT&T Corp.-Liberty Media Corp.
           (Class"A" Stock)(a)................... 3,840,912   67,177,551
          Clear Channel Communications, Inc.(a)..    72,545    4,548,571
          Comcast Corp. (Special
           Class "A" Stock)(a)...................   231,364   10,041,198
          Gannett Co., Inc.......................    45,763    3,015,782
          Knight-Ridder, Inc.....................   142,600    8,456,180
          McGraw Hill, Inc.......................   451,633   29,875,523
          New York Times Co. (Class "A" Stock)...   255,680   10,738,560
          News Corp., Ltd. ADR (Australia).......   999,700   32,390,280
          Tribune Co.............................   532,300   21,297,323
          Univision Communications, Inc.
           (Class "A" Stock)(a)..................    23,857    1,020,602
          Viacom, Inc. (Class "B" Stock)(a)...... 1,403,775   72,645,356
          Walt Disney Co.........................   225,438    6,512,904
                                                            ------------
                                                             357,875,745
                                                            ------------
        Metals & Minerals -- 1.4%
          Freeport-McMoRan Copper &
           Gold, Inc.(a)......................... 3,853,300   38,648,599
          Phelps Dodge Corp......................   785,700   32,606,550
                                                            ------------
                                                              71,255,149
                                                            ------------

                                                   Value
COMMON STOCKS                          Shares     (Note 2)
(Continued)                           --------- ------------
Mining -- 0.8%
  Barrick Gold Corp..................    77,796 $  1,178,609
  Newmont Mining Corp................ 2,121,109   39,473,839
  Placer Dome, Inc. (Canada).........    59,867      586,697
                                                ------------
                                                  41,239,145
                                                ------------
Oil & Gas -- 4.2%
  Amerada Hess Corp..................   390,000   31,512,000
  El Paso Corp.......................   887,476   46,627,989
  Halliburton Co..................... 1,069,900   38,088,440
  Kerr-McGee Corp....................   427,500   28,330,425
  Nabors Industries, Inc.(a).........    75,096    2,793,571
  Phillips Petroleum Co..............   823,600   46,945,200
  Royal Dutch Petroleum Co. ADR
   (Netherlands).....................   319,231   18,601,591
                                                ------------
                                                 212,899,216
                                                ------------
Oil & Gas Exploration & Production -- 4.1%
  Anadarko Petroleum Corp............   295,300   15,955,059
  BP PLC ADR (United Kingdom)........    31,740    1,582,239
  Burlington Resources, Inc..........    59,341    2,370,673
  Chevron Corp.......................    98,015    8,870,358
  Conoco, Inc. (Class "A" Stock)..... 1,703,200   48,030,240
  Conoco, Inc. (Class "B" Stock).....   108,105    3,124,234
  Devon Energy Corp..................    25,432    1,335,180
  Exxon Mobil Corp...................   768,960   67,168,656
  TotalFinaElf SA ADR (France).......   821,200   57,648,240
  Unocal Corp........................    43,437    1,483,374
                                                ------------
                                                 207,568,253
                                                ------------
Oil & Gas Services -- 0.8%
  Kinder Morgan, Inc.................    31,059    1,560,715
  Schlumberger, Ltd..................    94,451    4,972,845
  Transocean Sedco Forex, Inc........   782,356   32,272,185
  Weatherford International, Inc.(a).    54,469    2,614,512
                                                ------------
                                                  41,420,257
                                                ------------
Paper & Forest Products -- 1.9%
  Ball Corp..........................    12,254      582,800
  Bowater, Inc.......................    14,929      667,923
  Georgia-Pacific Group..............   299,000   10,121,150
  International Paper Co.............    60,017    2,142,607
  Mead Corp.......................... 1,017,000   27,601,380
  Sealed Air Corp.(a)................    26,332      980,867
  Temple-Inland, Inc.................   835,200   44,507,808
  UPM-Kymmene Oyj ADR (Finland)......   253,900    7,198,065
  Weyerhaeuser Co....................    37,360    2,053,679
  Willamette Industries, Inc.........    27,249    1,348,826
                                                ------------
                                                  97,205,105
                                                ------------
Pharmaceuticals -- 0.5%
  Eli Lilly & Co.....................   153,368   11,349,232
  Genentech, Inc.(a).................    29,900    1,647,490
  IMS Health, Inc....................    45,122    1,285,977
  Pharmacia Corp.....................   298,046   13,695,214
                                                ------------
                                                  27,977,913
                                                ------------
Photography -- 0.9%
  Eastman Kodak Co................... 1,016,200   47,436,216
                                                ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

June 30, 2001 (Unaudited)


                                                      Value
COMMON STOCKS                            Shares      (Note 2)
(Continued)                             --------- --------------
Real Estate Investment Trust -- 0.4%
  Archstone Communities Trust..........    55,700 $    1,435,946
  CarrAmerica Realty Corp..............    96,000      2,928,000
  Equity Office Properties Trust.......   261,000      8,255,430
  Spieker Properties, Inc..............    94,000      5,635,300
                                                  --------------
                                                      18,254,676
                                                  --------------
Restaurants -- 1.0%
  Darden Restaurants, Inc.............. 1,685,900     47,036,610
  McDonald's Corp......................   171,272      4,634,620
                                                  --------------
                                                      51,671,230
                                                  --------------
Retail -- 5.4%
  Bed Bath & Beyond, Inc.(a)...........    45,313      1,413,766
  Best Buy Co., Inc.(a)................    24,157      1,534,453
  Circuit City Stores-Circuit City
   Group, Inc..........................   451,000      8,118,000
  Costco Wholesale Corp.(a)............   973,842     40,005,429
  CVS Corp.............................   111,256      4,294,482
  Federated Department Stores, Inc.(a).   903,497     38,398,622
  Home Depot, Inc...................... 1,502,856     69,957,947
  Lowe's Cos., Inc.....................    74,346      5,393,802
  May Department Stores Co.............    14,554        498,620
  RadioShack Corp......................    22,835        696,467
  Safeway, Inc.(a).....................   567,770     27,252,960
  Staples, Inc.(a).....................   213,400      3,412,266
  Starbucks Corp.(a)...................    73,520      1,690,960
  Target Corp.......................... 1,265,698     43,793,151
  The Gap, Inc.........................    86,649      2,512,821
  Tiffany & Co.........................    48,613      1,760,763
  Wal-Mart Stores, Inc.................   507,140     24,748,432
  Walgreen Co..........................    66,768      2,280,127
  Zale Corp.(a)........................    20,931        705,375
                                                  --------------
                                                     278,468,443
                                                  --------------
Semiconductors -- 0.7%
  Analog Devices, Inc.(a)..............    99,849      4,318,469
  Applied Materials, Inc.(a)...........   286,428     14,063,615
  Axcelis Technologies, Inc.(a)........    40,597        600,836
  KLA-Tencor Corp.(a)..................    23,632      1,381,763
  Novellus Systems, Inc.(a)............   254,300     14,441,697
                                                  --------------
                                                      34,806,380
                                                  --------------
Steel & Metals -- 1.7%
  Alcan, Inc. (Canada).................    48,763      2,049,021
  Alcoa, Inc........................... 2,202,480     86,777,712
                                                  --------------
                                                      88,826,733
                                                  --------------
Telecommunications -- 7.3%
  ADC Telecommunications, Inc.(a)......   208,783      1,377,968
  ALLTEL Corp..........................    23,586      1,444,878
  AT&T Corp.(a)........................ 2,660,093     58,522,046
  BellSouth Corp.......................   147,633      5,945,181
  General Motors Corp.
   (Class "H'' Stock)(a)...............   562,000     11,380,500
  Global Crossing, Ltd. (Bermuda)(a)... 4,899,500     42,331,680
  Lucent Technologies, Inc.............   261,297      1,620,041
  Metromedia Fiber Network, Inc.(a).... 2,670,900      5,448,636
  Motorola, Inc........................ 3,163,009     52,379,429

                                                    Value
COMMON STOCKS                          Shares      (Note 2)
(Continued)                           --------- --------------
Telecommunications (cont'd.)
  Nextel Communications, Inc.
   (Class "A" Stock)(a)..............   277,935 $    4,863,863
  Nokia Oyj (ADR) (Finland).......... 2,363,800     52,098,152
  Nortel Networks Corp. (Canada).....   324,840      2,952,796
  NTL, Inc.(a).......................    19,430        234,132
  QUALCOMM, Inc.(a)..................    74,946      4,382,842
  Qwest Communications
   International, Inc................   771,826     24,598,095
  SBC Communications, Inc............   691,156     27,687,709
  Sprint Corp. (FON. Group)..........    68,935      1,472,452
  Sprint Corp. (PCS Group)(a)........   233,633      5,642,237
  Tellabs, Inc.(a)...................   112,906      2,188,118
  Verizon Communications, Inc........ 1,017,457     54,433,949
  Williams Communications Group,
   Inc.(a)........................... 2,825,164      8,334,234
  WorldCom, Inc.-WorldCom Group......   258,162      3,665,900
  XO Communications, Inc.
   (Class "A" Stock)(a)..............   337,596        648,184
                                                --------------
                                                   373,653,022
                                                --------------
Transportation -- 0.3%
  Burlington Northern Santa Fe Corp.     63,918      1,928,406
  Canadian National Railway Co.
   (Canada)..........................   193,000      7,816,500
  Canadian Pacific, Ltd. (Canada)....    20,856        808,170
  FedEx Corp.(a).....................    32,634      1,311,887
  Union Pacific Corp.................    31,134      1,709,568
  United Parcel Service, Inc.
   (Class "B" Stock).................     1,467         84,792
                                                --------------
                                                    13,659,323
                                                --------------
Utilities -- 2.0%
  AES Corp.(a).......................    90,700      3,904,635
  Calpine Corp.(a)...................    93,476      3,533,393
  Dominion Resources, Inc............    46,063      2,769,768
  Duke Energy Corp...................   122,584      4,782,002
  Dynegy, Inc. (Class "A" Stock).....   105,329      4,897,799
  Enron Corp.........................   305,004     14,945,196
  Exelon Corp........................   817,106     52,392,837
  Mirant Corp.(a)....................    37,668      1,295,779
  NiSource, Inc......................    33,759        922,633
  PG&E Corp..........................   347,000      3,886,400
  Southern Co........................   488,493     11,357,462
                                                --------------
                                                   104,687,904
                                                --------------
Waste Management
  Waste Management, Inc..............    69,094      2,129,477
                                                --------------
TOTAL COMMON STOCKS
 (cost $5,043,378,913).........................  4,933,709,255
                                                --------------

PREFERRED STOCK -- 0.1%
  Electronic Data Systems Corp.(a)
   (cost $6,600,000).................   132,000      6,956,400
                                                --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $5,049,978,913).........................  4,940,665,655
                                                --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

June 30, 2001 (Unaudited)


                                            Principal
                                             Amount       Value
         SHORT-TERM                           (000)      (Note 2)
         INVESTMENTS -- 3.6%                --------- ---------------
         Repurchase Agreement -- 3.5%
           Joint Repurchase Agreement
            Account, 3.97%, 07/02/01
            (Note 5)....................... $181,351  $   181,351,000
                                                      ---------------
         U.S. Government Obligation -- 0.1%
           United States Treasury Bills,
            6.04%, 08/23/01 (b)(c).........    2,750        2,725,559
                                                      ---------------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $184,076,559)........................     184,076,559
                                                      ---------------

         OUTSTANDING                        Contracts
         OPTION PURCHASED                   ---------
         Put Option
           VERITAS Software Corp.
            [expiring 7/17/01 @$60]
            (cost $454,020)................      940          155,100
                                                      ---------------
         TOTAL INVESTMENTS BEFORE OUTSTANDING
          OPTIONS WRITTEN -- 100.1%
          (cost $5,234,509,493; Note 6)..............   5,124,897,314
         OUTSTANDING
         OPTIONS WRITTEN
         Call Option
           VERITAS Software Corp.
            [expiring 7/17/01 @$80]
            (proceeds $230,527)............      705          (56,400)
                                                      ---------------
         TOTAL INVESTMENTS, NET OF OUTSTANDING
          OPTIONS WRITTEN -- 100.1%
          (cost $5,234,278,966)......................   5,124,840,914
         VARIATION MARGIN ON OPEN FUTURES
          CONTRACTS (d)..............................          116,500
         LIABILITIES IN EXCESS OF
          OTHER ASSETS -- (0.1)%.....................      (6,034,944)
                                                      ---------------
         NET ASSETS -- 100.0%........................ $ 5,118,922,470
                                                      ===============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Company)
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a)Non-income producing security.

(b)Rate quoted represents yield-to-maturity as of purchase date.

(c)Security segregated as collateral for futures contracts.

(d)Open futures contracts as of June 30, 2001 are as follows:

                                                    Value at
    Number of               Expiration  Value at    June 30,
    Contracts        Type      Date    Trade Date     2001     Depreciation
    ---------------  ----   ---------- ----------- ----------- ------------
    Long Positions: S&P 500
          99         Index   Sept 01   $26,700,850 $26,481,550  $(219,300)
                                                                =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                          FLEXIBLE MANAGED PORTFOLIO

June 30, 2001 (Unaudited)


        LONG-TERM INVESTMENTS -- 80.4%                        Value
                                                  Shares     (Note 2)
        COMMON STOCKS -- 54.5%                    ------- --------------
        Advertising -- 0.1%
          Omnicom Group, Inc.....................  39,500 $    3,397,000
                                                          --------------
        Aerospace/Defense -- 1.3%
          Boeing Co.............................. 362,800     20,171,680
          General Dynamics Corp.................. 146,500     11,399,165
          Lockheed Martin Corp................... 216,100      8,006,505
          Northrop Grumman Corp..................  77,400      6,199,740
          Raytheon Co............................ 107,600      2,856,780
          United Technologies Corp...............  51,300      3,758,238
                                                          --------------
                                                              52,392,108
                                                          --------------
        Airlines -- 0.3%
          AMR Corp............................... 232,000      8,382,160
          Southwest Airlines Co.................. 154,800      2,862,252
                                                          --------------
                                                              11,244,412
                                                          --------------
        Autos - Cars & Trucks -- 1.0%
          Borg-Warner Automotive, Inc............  77,800      3,860,436
          Cummins Engine Co., Inc................   4,700        181,890
          Dana Corp..............................  83,650      1,952,391
          Ford Motor Co.......................... 284,012      6,972,494
          General Motors Corp.................... 377,334     24,281,443
          Genuine Parts Co.......................  21,600        680,400
          Johnson Controls, Inc..................  10,000        724,700
          Navistar International Corp.(a)........   9,000        253,170
          TRW, Inc...............................  14,800        606,800
          Visteon Corp........................... 165,820      3,047,772
                                                          --------------
                                                              42,561,496
                                                          --------------
        Banks and Savings & Loans -- 2.3%
          Astoria Financial Corp.................  68,200      3,751,000
          Bank One Corp.......................... 163,600      5,856,880
          BankAmerica Corp....................... 304,541     18,281,596
          Comerica, Inc..........................  19,200      1,105,920
          Fifth Third Bancorp....................  94,434      5,670,762
          First Union Corp....................... 139,700      4,881,118
          Golden West Financial Corp.............  77,600      4,985,024
          Huntington Bancshares, Inc.............  32,331        528,612
          KeyCorp................................  55,200      1,437,960
          National City Corp..................... 143,300      4,410,774
          PNC Bank Corp.......................... 142,000      9,342,180
          Suntrust Banks, Inc....................  54,200      3,511,076
          U.S. Bancorp........................... 473,832     10,798,631
          Union Planters Corp.(b)................  18,000        784,800
          Wells Fargo & Co....................... 421,700     19,579,531
                                                          --------------
                                                              94,925,864
                                                          --------------
        Chemicals -- 0.4%
          Air Products & Chemicals, Inc.......... 143,200      6,551,400
          Dow Chemical Co........................ 240,831      8,007,631
          Du Pont (E.I.) de Nemours & Co.........       1             48
          Eastman Chemical Co....................   9,800        466,774
          Engelhard Corp.........................  15,600        402,324
          Praxair, Inc...........................  37,300      1,753,100
          Sigma-Aldrich Corp.....................   3,000        115,860
                                                          --------------
                                                              17,297,137
                                                          --------------
        Commercial Services -- 0.1%
          Apollo Group, Inc.(Class "A" Stock)(a).  53,400      2,266,830
          CSG Systems International, Inc.(a).....  46,000      2,668,000
                                                          --------------
                                                               4,934,830
                                                          --------------

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Computers -- 2.1%
        Apple Computer, Inc.(a).................   125,400 $    2,915,550
        Compaq Computer Corp....................   631,600      9,783,484
        EMC Corp.(a)............................   118,136      3,431,851
        Hewlett-Packard Co......................   401,900     11,494,340
        International Business
         Machines Corp.(b)......................   450,400     50,895,200
        Lexmark International, Inc.
         (Class "A" Stock)(a)...................    72,300      4,862,175
        Network Appliance, Inc.(a)..............   308,800      4,230,560
        Sun Microsystems, Inc.(a)...............    39,000        613,080
                                                           --------------
                                                               88,226,240
                                                           --------------
      Computer Services -- 4.4%
        Adobe Systems, Inc......................    83,900      3,943,300
        Automatic Data Processing, Inc..........   131,600      6,540,520
        Cisco Systems, Inc.(a).................. 1,243,000     22,622,600
        Computer Associates International, Inc..    37,000      1,332,000
        Comverse Technology, Inc.(a)(b).........   253,700     14,486,270
        DST Systems, Inc.(a)....................    33,900      1,786,530
        Electronic Data Systems Corp.(b)........   120,100      7,506,250
        First Data Corp.........................   111,300      7,151,025
        Fiserv, Inc.(a).........................     8,700        556,626
        Intuit, Inc.(a).........................    95,600      3,823,044
        Micron Technology, Inc.(a)(b)...........    21,600        887,760
        Microsoft Corp.(a)...................... 1,037,200     75,715,600
        NVIDIA Corp.(a)(b)......................   162,900     15,108,975
        Oracle Corp.(a)......................... 1,060,000     20,140,000
        Parametric Technology Corp.(a)..........   168,500      2,357,315
                                                           --------------
                                                              183,957,815
                                                           --------------
      Construction
        Centex Corp.............................    12,000        489,000
        Kaufman & Broad Home Corp...............     6,400        193,088
        Pulte Corp..............................     6,900        294,147
        Standard Pacific Corp...................    34,200        791,730
                                                           --------------
                                                                1,767,965
                                                           --------------
      Containers
        Ball Corp...............................     2,700        128,412
        Bemis Co., Inc..........................     6,600        265,122
        Pactiv Corp.(a).........................    21,500        288,100
                                                           --------------
                                                                  681,634
                                                           --------------
      Cosmetics & Soaps -- 0.6%
        Alberto Culver Co. (Class "B" Stock)....     6,200        260,648
        Colgate-Palmolive Co....................   252,100     14,871,379
        Procter & Gamble Co.....................   160,800     10,259,040
                                                           --------------
                                                               25,391,067
                                                           --------------
      Diversified Operations -- 2.9%
        Cendant Corp.(a)(b).....................   335,400      6,540,300
        Corning, Inc............................   495,000      8,271,450
        Fortune Brands, Inc.....................    18,300        701,988
        General Electric Co.(b)................. 2,006,400     97,812,000
        SPX Corp.(a)............................    30,588      3,829,006
        Textron, Inc............................    33,500      1,843,840
        Vivendi Universal SA, ADR(b)............    35,180      2,040,440
                                                           --------------
                                                              121,039,024
                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

June 30, 2001 (Unaudited)



                                                         Value
COMMON STOCKS                               Shares      (Note 2)
(Continued)                                --------- --------------
Drugs & Medical Supplies -- 5.7%
  Abbott Laboratories.....................    89,700 $    4,306,497
  Allergan, Inc...........................    68,900      5,890,950
  Amgen, Inc.(a)..........................    46,700      2,833,756
  Applera Corp.-Applied Biosystem
   Group(a)...............................    84,400      2,257,700
  Baxter International, Inc...............   181,400      8,888,600
  Biomet, Inc.............................    15,450        742,527
  Forest Laboratories, Inc.(a)............   163,900     11,636,900
  Genzyme Corp.(a)(b).....................   115,700      7,057,700
  IDEC Pharmaceuticals Corp.(a)...........   150,600     10,194,114
  Johnson & Johnson(b)....................   864,198     43,209,900
  King Pharmaceuticals, Inc.(a)...........   156,500      8,411,875
  Lilly (Eli) & Co........................   339,500     25,123,000
  Lincare Holdings, Inc.(a)...............    41,300      1,239,413
  Merck & Co., Inc........................   617,100     39,438,861
  Pfizer, Inc............................. 1,206,025     48,301,301
  Pharmacia Corp..........................    21,400        983,330
  Quest Diagnostics, Inc.(a)..............    77,200      5,778,420
  Schering-Plough Corp....................   294,700     10,679,928
  St. Jude Medical, Inc.(a)...............    36,100      2,166,000
                                                     --------------
                                                        239,140,772
                                                     --------------
Electronics -- 0.6%
  Advanced Micro Devices, Inc.(a)(b)......   246,000      7,104,480
  Avnet, Inc..............................    24,000        538,080
  Emerson Electric Co.(b).................   105,800      6,400,900
  L-3 Communications Holdings, Inc.(a)(b).    41,800      3,189,340
  PPL Corp................................    67,700      3,723,500
  Rockwell International Corp.............    21,600        823,392
  Texas Instruments, Inc..................    50,700      1,597,050
  Vishay Intertechnology, Inc.(a)(b)......    97,100      2,233,300
                                                     --------------
                                                         25,610,042
                                                     --------------
Financial Services -- 5.2%
  American Express Co.....................   314,300     12,194,840
  AmeriCredit Corp.(a)....................   106,200      5,517,090
  Capital One Financial Corp..............    33,800      2,028,000
  Citigroup, Inc.......................... 1,102,062     58,232,956
  Dun & Bradstreet Corp.(a)...............    10,050        283,410
  Federal Home Loan Mortgage Corp.........   202,800     14,196,000
  Federal National Mortgage Association...   262,800     22,377,420
  FleetBoston Financial Corp..............   150,951      5,955,017
  Household International, Inc............   140,092      9,344,136
  J.P. Morgan Chase & Co..................   474,010     21,140,846
  Lehman Brothers Holdings, Inc...........   102,200      7,946,050
  MBNA Corp...............................   140,800      4,639,360
  Merrill Lynch & Co., Inc................   197,300     11,690,025
  Morgan Stanley Dean Witter & Co.........   189,190     12,151,674
  Paychex, Inc.(b)........................   142,175      5,687,000
  Stilwell Financial, Inc.................   102,000      3,423,120
  Synovus Financial Corp..................    35,300      1,107,714
  Washington Mutual, Inc.(b)..............   522,900     19,634,895
                                                     --------------
                                                        217,549,553
                                                     --------------
Food & Beverage -- 1.6%
  Anheuser-Busch Companies, Inc.(b).......   250,600     10,324,720
  Archer-Daniels-Midland Co...............    72,933        948,129
  Brown-Forman Corp. (Class "B" Stock)....     8,500        543,490
  Coca-Cola Co............................   255,200     11,484,000

                                                             Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                              ------- -------------
         Food & Beverage  (cont'd.)
           ConAgra, Inc..........................  76,200 $   1,509,522
           Coors (Adolph) Co. (Class "B" Stock)..   5,000       250,900
           General Mills, Inc.................... 104,300     4,566,254
           Heinz (H.J.) Co.......................  48,600     1,987,254
           IBP, Inc..............................  15,600       393,900
           Pepsi Bottling Group, Inc............. 105,400     4,226,540
           PepsiAmericas, Inc....................  26,300       349,790
           PepsiCo, Inc.(b)...................... 283,400    12,526,280
           Quaker Oats Co........................  51,400     4,690,250
           Sara Lee Corp......................... 150,800     2,856,152
           Sysco Corp............................ 134,800     3,659,820
           Unilever NV...........................  58,842     3,505,218
           Wrigley (William) Jr. Co..............  27,800     1,302,430
                                                          -------------
                                                             65,124,649
                                                          -------------
         Forest Products -- 0.6%
           Boise Cascade Corp.(b)................  57,900     2,036,343
           Bowater, Inc..........................  22,500     1,006,650
           Georgia-Pacific Corp.(b).............. 229,800     7,778,730
           International Paper Co................ 197,681     7,057,212
           Mead Corp.(b).........................  13,200       358,248
           Temple-Inland, Inc....................   7,100       378,359
           Westvaco Corp.........................  11,900       289,051
           Weyerhaeuser Co.......................  34,400     1,890,968
           Willamette Industries, Inc............  60,600     2,999,700
                                                          -------------
                                                             23,795,261
                                                          -------------
         Gas Pipelines -- 1.1%
           Cinergy Corp..........................  20,700       723,465
           Dynegy, Inc. (Class "A" Stock)........ 324,200    15,075,300
           El Paso Energy Corp...................  31,800     1,670,772
           Enron Corp.(b)........................ 413,000    20,237,000
           Kinder Morgan, Inc.(b)................  95,800     4,813,950
           Peoples Energy Corp...................   5,700       229,140
           Sempra Energy.........................  27,573       753,846
           Williams Companies, Inc............... 101,700     3,351,015
                                                          -------------
                                                             46,854,488
                                                          -------------
         Hospital Management -- 0.7%
           Healthsouth Corp.(a)..................  55,000       878,350
           Humana, Inc.(a).......................  20,600       202,910
           LifePoint Hospitals, Inc.(a)..........  80,400     3,560,112
           Manor Care, Inc.(a)...................  13,300       422,275
           Oxford Health Plans, Inc.(a)..........  41,800     1,195,480
           Tenet Healthcare Corp................. 138,000     7,119,420
           UnitedHealth Group, Inc.(b)........... 245,800    15,178,150
           Wellpoint Health Networks, Inc.(a)(b).  11,200     1,055,488
                                                          -------------
                                                             29,612,185
                                                          -------------
         Household & Personal Care Products -- 0.1%
           Clorox Co.............................   2,800        94,780
           Kimberly-Clark Corp...................  93,500     5,226,650
                                                          -------------
                                                              5,321,430
                                                          -------------
         Housing Related
           Masco Corp............................  52,300     1,305,408
                                                          -------------
         Insurance -- 2.4%
           Allstate Corp......................... 320,000    14,076,800
           American General Corp.................  92,000     4,273,400
           American International Group, Inc..... 531,867    45,740,562
           Chubb Corp............................  52,800     4,088,304

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

June 30, 2001 (Unaudited)


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Insurance (cont'd.)
         Hartford Financial Services Group, Inc..  61,100 $    4,179,240
         Jefferson-Pilot Corp....................  73,650      3,558,768
         Marsh & McLennan Companies, Inc.........  54,300      5,484,300
         MBIA, Inc...............................  18,150      1,010,592
         MetLife, Inc.(b)........................ 130,600      4,045,988
         MGIC Investment Corp....................  13,300        966,112
         Progressive Corp........................  13,300      1,798,027
         SAFECO Corp.............................  79,900      2,357,050
         St. Paul Companies, Inc.................  29,700      1,505,493
         Torchmark Corp..........................  74,800      3,007,708
         UnumProvident Corp......................  27,270        875,912
         Wachovia Corp...........................  23,800      1,693,370
                                                          --------------
                                                              98,661,626
                                                          --------------
       Leisure -- 0.3%
         Brunswick Corp..........................  11,200        269,136
         Carnival Corp. (Class "A" Stock)........  76,100      2,336,270
         Harrah's Entertainment, Inc.(a).........     400         14,120
         Hasbro, Inc.............................  23,500        339,575
         Loews Corp.............................. 121,200      7,808,916
         Marriott International, Inc.
          (Class "A" Stock)(b)...................  31,200      1,477,008
                                                          --------------
                                                              12,245,025
                                                          --------------
       Machinery -- 0.3%
         Caterpillar, Inc........................  87,200      4,364,360
         Cooper Industries, Inc..................  12,900        510,711
         Deere & Co..............................  14,500        548,825
         Dover Corp.(b)..........................   8,800        331,320
         Eaton Corp..............................   9,300        651,930
         Harley-Davidson, Inc.(b)................  31,300      1,473,604
         Ingersoll-Rand Co.......................  61,400      2,529,680
         Parker Hannifin Corp....................  78,400      3,327,296
         Snap-On, Inc............................   7,100        171,536
         Timken Co...............................  10,200        172,788
                                                          --------------
                                                              14,082,050
                                                          --------------
       Manufacturing -- 0.9%
         Honeywell, Inc.......................... 108,900      3,810,411
         Illinois Tool Works, Inc................  14,400        911,520
         Tyco International, Ltd................. 613,750     33,449,375
         York International Corp.................     300         10,506
                                                          --------------
                                                              38,181,812
                                                          --------------
       Media -- 2.1%
         AOL Time Warner, Inc.(a)(b)............. 959,050     50,829,650
         Clear Channel Communications, Inc.(a)...  41,700      2,614,590
         Comcast Corp. (Special Class "A"
          Stock)(a).............................. 117,400      5,095,160
         Gannett Co., Inc........................  20,500      1,350,950
         Knight-Ridder, Inc.(b)..................  40,600      2,407,580
         Tribune Co..............................  41,500      1,660,415
         Viacom, Inc. (Class "B" Stock)(a)....... 166,238      8,602,816
         Walt Disney Co.......................... 547,700     15,823,053
                                                          --------------
                                                              88,384,214
                                                          --------------
       Metal - Steel
         Allegheny Teldyne, Inc..................  12,650        228,839
         Nucor Corp..............................  11,800        576,902

                                                             Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                              ------- ------------
         Metal  (cont'd.)
           Worthington Industries, Inc...........   9,700 $    131,920
                                                          ------------
                                                               937,661
                                                          ------------
         Metals - Non Ferrous -- 0.4%
           Alcan Aluminum, Ltd.(b)............... 105,300    4,424,706
           Alcoa, Inc............................ 260,988   10,282,927
           Inco, Ltd.(a)(b)......................  23,000      396,980
                                                          ------------
                                                            15,104,613
                                                          ------------
         Mineral Resources
           Phelps Dodge Corp.(b).................  10,953      454,550
                                                          ------------
         Miscellaneous Consumer Growth
           American Greetings Corp.
            (Class "A" Stock)....................   7,300       80,300
           Black & Decker Corp...................  11,100      438,006
                                                          ------------
                                                               518,306
                                                          ------------
         Office Equipment & Supplies
           Xerox Corp............................  80,900      774,213
                                                          ------------
         Oil & Gas -- 4.1%
           Amerada Hess Corp.....................   2,000      161,600
           Anadarko Petroleum Corp............... 160,051    8,647,555
           Chevron Corp.(b)...................... 165,500   14,977,750
           Conoco, Inc. (Class "B" Stock)........  49,324    1,425,464
           Exxon Mobil Corp...................... 735,358   64,233,521
           McDermott International, Inc.......... 457,000    5,324,050
           NICOR, Inc............................   5,000      194,900
           Occidental Petroleum Corp.............  44,100    1,172,619
           Phillips Petroleum Co................. 226,900   12,933,300
           Royal Dutch Petroleum Co.............. 534,900   31,168,623
           Sunoco, Inc.(b).......................  11,100      406,593
           Texaco, Inc.(b)....................... 256,400   17,076,240
           USX-Marathon Corp..................... 223,900    6,607,289
           Western Gas Resources, Inc............ 198,800    6,480,880
                                                          ------------
                                                           170,810,384
                                                          ------------
         Oil & Gas Exploration & Production -- 0.1%
           Burington Resources, Inc..............  29,700    1,186,515
           Devon Energy Corp.(b).................  21,900    1,149,750
                                                          ------------
                                                             2,336,265
                                                          ------------
         Oil & Gas Drilling -- 0.3%
           Marine Drilling Co., Inc.(a)..........  63,500    1,213,485
           Nabors Industries, Inc.(a)(b)......... 261,800    9,738,960
           National-Oilwell, Inc.(a).............  58,100    1,557,080
           Varco International, Inc.(a)..........  32,000      595,520
                                                          ------------
                                                            13,105,345
                                                          ------------
         Oil & Gas Services -- 0.5%
           BJ Services Co.(a).................... 310,600    8,814,828
           Hanover Compressor Co.(a).............     200        6,618
           Smith International, Inc.(a)(b).......  93,300    5,588,670
           Weatherford International, Inc.(a)(b). 115,900    5,563,200
                                                          ------------
                                                            19,973,316
                                                          ------------
         Pharmaceuticals -- 0.8%
           American Home Products Corp...........  82,200    4,803,768
           Bristol-Myers Squibb Co............... 414,400   21,673,120
           Express Scripts, Inc.(a).............. 120,500    6,631,115
                                                          ------------
                                                            33,108,003
                                                          ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

June 30, 2001 (Unaudited)


                                                             Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                              ------- ------------
         Photography
           Eastman Kodak Co......................   7,100 $    331,428
                                                          ------------
         Precious Metals
           Barrick Gold Corp. ADR (Canada).......  46,000      696,900
                                                          ------------
         Railroads -- 0.1%
           Burlington Northern Sante Fe Corp.....  56,500    1,704,605
           CSX Corp..............................  25,900      938,616
           Norfolk Southern Corp.................  48,900    1,012,230
           Union Pacific Corp....................   6,700      367,897
                                                          ------------
                                                             4,023,348
                                                          ------------
         Restaurants -- 0.1%
           Darden Restaurants, Inc...............  13,400      373,860
           McDonald's Corp.......................  31,600      855,096
           Tricon Global Restaurants, Inc.(a)....  20,100      882,390
           Wendy's International, Inc............  15,700      400,978
                                                          ------------
                                                             2,512,324
                                                          ------------
         Retail -- 4.1%
           Abercrombie & Fitch Co.
            (Class "A" Stock)(a)................. 119,800    5,331,100
           Albertson's, Inc......................  75,061    2,251,079
           American Eagle Outfitters, Inc.(a)(b). 223,950    7,891,998
           AutoZone, Inc.(a).....................  16,000      600,000
           Best Buy Co., Inc.(a).................  19,600    1,244,992
           Charming Shoppes, Inc.(a)............. 144,200      865,200
           Costco Wholesale Corp.(a)............. 104,100    4,276,428
           CVS Corp.............................. 127,100    4,906,060
           Dillard's, Inc........................  75,900    1,158,993
           Federated Department Stores, Inc.(a).. 111,900    4,755,750
           Home Depot, Inc....................... 498,550   23,207,502
           Kmart Corp.(a)(b)..................... 271,800    3,117,546
           Kohl's Corp.(a)....................... 243,300   15,262,209
           Liz Claiborne, Inc.(b)................   8,000      403,600
           Longs Drug Stores, Inc................   4,300       92,665
           Lowe's Cos., Inc...................... 229,500   16,650,225
           May Department Stores Co..............  12,050      412,833
           Nike, Inc............................. 130,400    5,475,496
           Nordstrom, Inc........................  17,400      322,770
           Reebok International, Ltd.(a).........   9,100      290,745
           Safeway, Inc.(a)...................... 145,700    6,993,600
           Sears, Roebuck & Co................... 293,400   12,413,754
           Supervalu, Inc........................  15,300      268,515
           Target Corp........................... 226,900    7,850,740
           The Limited, Inc......................  58,680      969,394
           Tiffany & Co..........................   5,100      184,722
           TJX Companies, Inc....................  35,800    1,140,946
           Toys 'R' Us, Inc.(a).................. 128,700    3,185,325
           Wal-Mart Stores, Inc.................. 662,700   32,339,760
           Walgreen Co........................... 140,600    4,801,490
           Williams-Sonoma, Inc.(a)..............  20,500      795,810
                                                          ------------
                                                           169,461,247
                                                          ------------
         Rubber -- 0.1%
           Cooper Tire & Rubber Co...............   8,600      122,120
           Goodyear Tire & Rubber Co.(b).........  80,000    2,240,000
                                                          ------------
                                                             2,362,120
                                                          ------------

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Semiconductors -- 1.2%
         Intel Corp............................ 1,293,900 $   37,846,575
         KLA-Tencor Corp.(a)...................   125,100      7,314,597
         National Semiconductor Corp.(a).......   135,300      3,939,936
         Novellus Systems, Inc.(a)(b)..........    47,000      2,669,130
                                                          --------------
                                                              51,770,238
                                                          --------------
       Technology -- 0.1%
         Macrovision Corp.(a)..................    47,800      3,274,300
                                                          --------------
       Telecommunications -- 3.1%
         Alltel Corp...........................    15,400        943,404
         AT&T Corp.............................   897,890     19,753,580
         BellSouth Corp........................   413,100     16,635,537
         Lucent Technologies, Inc..............   703,600      4,362,320
         Motorola, Inc.........................    73,400      1,215,504
         Nortel Networks Corp..................   308,900      2,807,901
         Qwest Communications
          International, Inc...................   277,626      8,847,941
         SBC Communications, Inc...............   637,050     25,520,223
         Scientific-Atlanta, Inc...............   163,400      6,634,040
         Sprint Corp...........................   239,100      5,107,176
         Verizon Communications................   593,588     31,756,958
         WorldCom, Inc.........................   341,200      4,845,040
         Worldcom, Inc.-MCI Group..............    21,964        353,620
                                                          --------------
                                                             128,783,244
                                                          --------------
       Textiles
         National Service Industries, Inc......     4,900        110,593
         Russell Corp..........................     1,400         23,786
                                                          --------------
                                                                 134,379
                                                          --------------
       Tobacco -- 0.6%
         Philip Morris Companies, Inc..........   371,300     18,843,475
         R.J. Reynolds Tobacco Holdings,
          Inc.(b)                                 127,233      6,946,922
                                                          --------------
                                                              25,790,397
                                                          --------------
       Trucking & Shipping -- 0.1%
         Federal Express Corp.(a)..............    44,000      1,768,800
         Ryder System, Inc.....................     4,700         92,120
                                                          --------------
                                                               1,860,920
                                                          --------------
       Utilities-Electric -- 1.7%
         Ameren Corp...........................    15,500        661,850
         American Electric Power Co., Inc.(b)..    40,980      1,892,047
         Calpine Corp.(a)(b)...................   361,600     13,668,480
         CMS Energy Corp.(b)...................    16,200        451,170
         Constellation Energy Group............    18,800        800,880
         Dominion Resources, Inc...............    80,718      4,853,573
         DTE Energy Co.........................    17,000        789,480
         Duke Energy Corp......................   408,000     15,916,080
         Entergy Corp..........................   122,510      4,703,159
         Exelon Corp...........................   113,575      7,282,429
         FirstEnergy Corp.(b)..................    29,000        932,640
         GPU, Inc.(b)..........................    13,400        471,010
         KeySpan Corp..........................    25,800        941,184
         Mirant Corp.(a).......................   354,818     12,205,739
         Pinnacle West Capital Corp............     6,400        303,360
         Progress Energy, Inc..................    30,005      1,347,825
         Public Service Enterprise Group, Inc..    27,100      1,325,190

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

June 30, 2001 (Unaudited)


                                                          Value
            COMMON STOCKS                    Shares      (Note 2)
            (Continued)                    ---------- --------------
            Utilities - Electric (cont'd.)
              Reliant Energy, Inc.........     77,400 $    2,493,054
              Xcel Energy, Inc............     43,150      1,227,617
                                                      --------------
                                                          72,266,767
                                                      --------------
            TOTAL COMMON STOCKS
             (cost $2,234,564,183)...................  2,274,075,075
                                                      --------------
            PREFERRED STOCKS -- 0.1%
            Financial Services
              Central Hispano Eurocapital
               (cost $25,440,000).........  1,000,000     24,830,000
            CONTINGENT VALUE OBLIGATION
              Progress Energy, Inc.
               (cost $4,459)(a)...........      9,100          4,095
            WARRANTS(a)
              Mexico Debenture
               (cost $0).................. 31,074,000        304,525

                                                 Principal
                                         Moody's  Amount
        LONG-TERM                        Rating    (000)
        BONDS -- 25.3%                   ------- ---------
        Aerospace
          Northrop Grumman Corp.,
           7.875%, 03/01/26.............  Baa3    $ 1,300      1,310,959
                                                           -------------
        Airlines -- 0.6%
          Delta Air Lines, Inc.,
           7.90%, 12/15/09..............  Baa3      5,000      4,813,200
          United Airlines, Inc.,........
           10.67%, 05/01/04.............  Baa3     19,500     20,169,630
                                                           -------------
                                                              24,982,830
                                                           -------------
        Automobiles & Trucks -- 0.1%
          Navistar International Corp.,
           7.00%, 02/01/03..............  Baa3      3,250      3,152,500
                                                           -------------
        Banks and Savings & Loans -- 0.3%
          National Australia Bank,
           6.40%, 12/10/07..............   A1       8,700      8,772,993
          The Sanwa Bank, Ltd.,
           7.40%, 06/15/11(b)...........  Baa1      3,400      3,278,960
                                                           -------------
                                                              12,051,953
                                                           -------------
        Cable & Pay Television Systems -- 0.1%
          CSC Holdings, Inc.,
           7.875%, 12/15/07.............  Ba1       3,025      2,984,193
          Rogers Cablesystems,
           Inc., (Canada),
           10.00%, 03/15/05.............  Baa3      2,000      2,120,000
                                                           -------------
                                                               5,104,193
                                                           -------------
        Collateralized Mortgage Obligations -- 1.2%
          First Union National Bank
           Commercial Mortgage
           Trust,
           7.202%, 09/15/10.............   NA       7,950      8,218,178
          GMAC Commercial
           Mortgage Security, Inc.,
           7.455%, 06/16/10.............   NA       7,775      8,163,280

                                               Principal
                                       Moody's  Amount       Value
        LONG-TERM                      Rating    (000)      (Note 2)
        BONDS (Continued)              ----    -------   --------------
        Collateralized Mortgage Obligations (cont'd.)
          J.P. Morgan Commercial
           Mortgage Finance Corp.,
           7.371%, 08/15/32...........  Aaa     $13,750  $   14,331,981
          KeyCorp,
           7.727%, 02/15/10...........  Aaa       5,000       5,317,566
          Morgan Stanley Dean
           Witter Capital, Inc.,
           6.32%, 09/15/09............   NA       8,402       8,433,078
          PNC Mortgage
           Acceptance Corp.,
           7.33%, 10/10/09............   NA       5,000       5,218,350
                                                         --------------
                                                             49,682,433
                                                         --------------
        Consulting
          Comdisco, Inc.,
           6.375%, 11/30/01(f)........  Caa1      2,700       2,052,000
                                                         --------------
        Containers -- 0.1%
          Pactiv Corp.,
           7.95%, 12/15/25............  Baa3      5,050       4,475,815
                                                         --------------
        Diversified Operations -- 0.1%
          Corning, Inc.,
           6.85%, 03/01/29............   A2       5,000       3,985,900
          Tyco International Group SA,
           6.125%, 01/15/09(b)........  Baa1      2,000       1,929,660
                                                         --------------
                                                              5,915,560
                                                         --------------
        Drugs & Medical Supplies -- 0.7%
          Abbott Laboratories,
           5.125%, 07/01/06...........  Aa3       5,900       5,870,500
          American Home Products
           Corp.,
           6.25%, 03/15/06............   A3       5,700       5,691,792
           6.70%, 03/15/11............   A3       5,000       4,952,400
          Columbia/HCA Healthcare
           Corp.,
           6.91%, 06/15/05............  Ba2       1,990       1,940,250
          Pharmacia Corp.,
           6.50%, 12/01/18............   A1       1,550       1,500,090
           6.75%, 12/15/27............   A1       3,715       3,608,825
          Tenet Healthcare Corp.,
           7.875%, 01/15/03...........  Ba1       3,805       3,862,075
                                                         --------------
                                                             27,425,932
                                                         --------------
        Financial Services -- 1.6%
          Anadarko Finance Co.,
           7.50%, 05/01/31............  Baa1      4,800       4,879,632
          Capital One Bank Corp.,
           6.76%, 07/23/02............  Baa2      7,500       7,559,100
          ERAC USA Finance Co.,
           6.95%, 03/01/04............  Baa1      7,500       7,544,925
          Ford Motor Credit Corp.,
           6.70%, 07/16/04............   A2       3,450       3,532,420
           7.50%, 03/15/05............   A2       4,300       4,467,872
           7.60%, 08/01/05............   A2       1,500       1,574,280
          J.P. Morgan Chase & Co.,
           6.50%, 01/15/09............   A1       1,100       1,091,662
          KBC Bank Funding Trust III,
           9.86%, 11/29/49............   A1       5,000       5,594,050

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

June 30, 2001 (Unaudited)


                                               Principal
                                       Moody's  Amount       Value
        LONG-TERM                      Rating    (000)      (Note 2)
        BONDS  (Continued)             ----    -------   --------------
        Financial Services (cont'd.)
          Osprey Trust,
           7.797%, 01/15/03...........  Baa2    $ 5,000  $    5,105,720
           8.31%, 01/15/03............  Baa2     15,000      15,423,270
          PHH Corp.,
           8.125%, 02/03/03...........  Baa1      5,000       5,118,800
          Verizon Global Funding
           Corp.,
           7.75%, 12/01/30............   A1       3,250       3,342,713
                                                         --------------
                                                             65,234,444
                                                         --------------
        Food & Beverage -- 0.4%
          Archer-Daniels-Midland Co.,
           7.00%, 02/01/31............   A1       5,120       4,983,399
          Coca Cola Bottling Co.,
           6.375%, 05/01/09...........  Baa2      3,500       3,183,110
          Heinz (H.J.) Finance Co.,
           6.625%, 07/15/11...........   A2       1,700       1,685,125
          Kellogg Co.,
           6.60%, 04/01/11............  Baa2      2,100       2,034,375
           7.45%, 04/01/31............  Baa2      2,800       2,761,360
                                                         --------------
                                                             14,647,369
                                                         --------------
        Forest Products -- 0.1%
          Scotia Pacific Co.,
           7.71%, 01/20/14............  Baa2      5,200       3,898,232
                                                         --------------
        Housing Related -- 0.4%
          Hanson PLC,
          ADR (United Kingdom),
           7.375%, 01/15/03...........  Baa1     17,400      17,856,750
                                                         --------------
        Industrial -- 0.2%
          Caterpillar, Inc.,
           7.30%, 05/01/31............   A2       1,500       1,547,835
          Cendant Corp.,
           7.75%, 12/01/03............  Baa1      2,000       2,042,300
          Compania Sud Americana
           De Vapores SA, (Chile),
           7.375%, 12/08/03...........   NA       3,650       3,714,612
                                                         --------------
                                                              7,304,747
                                                         --------------
        Insurance
          Conseco, Inc.,
           8.50%, 10/15/02............   B1       1,300       1,274,000
                                                         --------------
        Leisure & Tourism -- 0.3%
          ITT Corp.,
           6.75%, 11/15/03............  Ba1      14,000      14,047,880
                                                         --------------
        Media -- 0.3%
          AOL Time Warner, Inc.,
           7.625%, 04/15/31(b)........  Baa1      8,000       7,998,000
          United News & Media PLC,
           7.25%, 07/01/04............  Baa2      3,180       3,061,640
                                                         --------------
                                                             11,059,640
                                                         --------------
        Metals - Non Ferrous -- 0.2%
          Alcan Aluminum, Ltd.,
           7.25%, 03/15/31............   A2       3,760       3,706,307
          Alcoa, Inc.,
           6.50%, 06/01/11............   A1       3,700       3,674,396
                                                         --------------
                                                              7,380,703
                                                         --------------

                                                Principal
                                        Moody's  Amount       Value
       LONG-TERM                        Rating    (000)      (Note 2)
       BONDS  (Continued)               ----    -------   --------------
       Oil & Gas -- 0.4%
         Amerada Hess Corp.,
          7.375%, 10/01/09.............  Baa1    $   900  $      932,733
          7.875%, 10/01/29.............  Baa1      2,500       2,643,100
         B.J. Services Co.,
          7.00%, 02/01/06..............  Baa2      4,000       3,993,360
         Coastal Corp.,
          7.50%, 08/15/06..............  Baa2      6,000       6,185,580
         Eott Energy Partners,
          11.00%, 10/01/09.............  Ba2       1,935       2,084,963
                                                          --------------
                                                              15,839,736
                                                          --------------
       Oil & Gas Exploration & Production -- 0.3%
         Parker & Parsley
          Petroleum Co.,
          8.875%, 04/15/05.............  Ba1       3,100       3,231,750
         Petroleos Mexicanos,
          9.50%, 09/15/27..............  Baa3      9,850      10,667,550
                                                          --------------
                                                              13,899,300
                                                          --------------
       Oil & Gas Services -- 0.1%
         Seagull Energy Corp.,
          7.875%, 08/01/03.............  Ba1       3,750       3,889,575
                                                          --------------
       Printing -- 0.2%
         World Color Press, Inc.,
          8.375%, 11/15/08.............  Baa3      1,500       1,516,351
          7.75%, 02/15/09..............  Baa3      4,960       4,835,058
                                                          --------------
                                                               6,351,409
                                                          --------------
       Real Estate Investment Trust -- 0.7%
         Duke Realty L.P.,
          7.30%, 06/30/03..............  Baa1      4,350       4,476,476
         EOP Operating L.P.,
          6.375%, 01/15/02.............  Baa1      5,000       5,025,000
          6.50%, 06/15/04..............  Baa1      6,000       6,099,480
         ERP Operating L.P.,
          7.10%, 06/23/04..............   A3       2,375       2,451,333
          6.63%, 04/13/15..............   A3       5,000       5,034,800
         Felcor Suites L.P.,
          7.375%, 10/01/04.............  Ba2       1,900       1,842,867
         Simon Debartolo Group, Inc.,
          6.75%, 06/15/05..............  Baa1      5,000       4,975,050
                                                          --------------
                                                              29,905,006
                                                          --------------
       Retail -- 0.1%
         Kroger Co.,
          7.25%, 06/01/09..............  Baa3      6,000       6,110,148
                                                          --------------
       Telecommunications -- 2.5%
         360 Communication Co.,
          7.125%, 03/01/03.............   A2      17,001      17,396,273
         AT&T Wireless Services, Inc.,
          8.75%, 03/01/31(b)...........  Baa2      2,600       2,701,504
         Electric Lightwave, Inc.,
          6.05%, 05/15/04..............   A2       5,300       4,990,931
         France Telecom SA,
          8.50%, 03/01/31(b)...........   A3       3,000       3,137,370
         Frontier Corp.,
          7.25%, 05/15/04..............  Ba2         565         463,300
         Koninklijke (Royal) KPN NV,
          8.00%, 10/01/10..............  Baa2      1,530       1,458,075

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

June 30, 2001 (Unaudited)


                                                Principal
                                        Moody's  Amount       Value
       LONG-TERM                        Rating    (000)      (Note 2)
       BONDS  (Continued)               ----    --------  --------------
       Telecommunications (cont'd.)
         LCI International, Inc.,
          7.25%, 06/15/07..............  Baa1   $ 18,030  $   17,997,185
         Tele-Communications, Inc.,
          6.34%, 02/01/12..............   A3       8,500       8,578,115
         Telecom De Puerto Rico,
          6.15%, 05/15/02..............  Baa1     10,500      10,570,507
          6.65%, 05/15/06..............  Baa2     10,700      10,527,302
          6.80%, 05/15/09..............   NA       9,000       8,304,066
         WorldCom, Inc.,
          7.875%, 05/15/03.............   A3       4,000       4,149,328
          8.00%, 05/15/06..............   A3       5,000       5,183,280
          8.25%, 05/15/10..............   A3       1,600       1,651,616
          8.25%, 05/15/31..............   A3       6,800       6,644,008
                                                          --------------
                                                             103,752,860
                                                          --------------
       U.S. Government Agency Obligations -- 12.4%
         Federal Home Loan
          Mortgage Corp.,
          6.00%, 07/01/16..............  Aaa       4,000       3,943,720
          6.50%, 05/01/14-09/01/14.....  Aaa       4,532       4,548,394
         Federal National Mortgage
          Assn.,
          5.50%, 01/01/14-04/01/16.....  Aaa      23,102      22,324,204
          6.00%, 05/15/11-07/01/31.....  Aaa      74,876      72,990,757
          6.50%, 04/01/13-07/01/31.....  Aaa     130,687     129,556,640
          7.00%, 08/01/11-07/01/31.....  Aaa      41,652      42,016,869
          7.50%, 06/01/12-07/01/31.....  Aaa      90,669      92,737,473
         Government National
          Mortgage Assn.,
          6.50%, 10/15/23-10/15/29.....  Aaa      38,940      38,616,609
          7.00%, 07/01/31..............  Aaa      16,000      16,140,000
          8.00%, 01/15/24-04/15/25.....  Aaa       3,574       3,728,086
         United States Treasury Bonds,
          6.25%, 05/15/30..............  Aaa       1,104       1,169,368
          8.75%, 05/15/17..............  Aaa      21,643      28,085,255
          8.875%, 02/15/19(d)..........  Aaa      11,800      15,635,000
          9.25%, 02/15/16..............  Aaa      33,675      44,924,471
         United States Treasury
          Notes,
          5.00%, 02/15/11..............  Aaa          50          48,507
                                                          --------------
                                                             516,465,353
                                                          --------------
       Utilities -- 1.8%
         Arizona Public Service Co.,
          7.625%, 08/01/05.............  Ba2       5,000       5,202,600
         Calenergy Co., Inc.,
          6.96%, 09/15/03..............  Baa3     15,000      15,327,900
         Calpine Corp.,
          10.50%, 05/15/06.............  Ba1       8,330       8,493,152
         CMS Energy Corp.,
          8.375%, 07/01/03.............  Ba3       5,000       5,078,370
          8.00%, 07/01/11..............  Ba3       7,200       7,200,000
         Cogentrix, Inc.,
          8.10%, 03/15/04..............  Baa3      4,620       4,665,322
         Entergy Louisiana, Inc.,
          8.50%, 06/01/03..............  Baa2      5,000       5,249,775
         Hydro-Quebec,
          8.00%, 02/01/13..............   A2       1,500       1,666,800
          7.50%, 04/01/16..............   A2         800         852,528

                                                Principal
                                        Moody's  Amount       Value
       LONG-TERM                        Rating    (000)      (Note 2)
       BONDS  (Continued)               ----    -------   --------------
       Utilities (cont'd.)
         Mirant Americas
          Generation, Inc.,
          9.125%, 05/01/31.............  Baa3    $ 4,300  $    4,473,505
         Pinnacle One Partners L.P.,
          8.83%, 08/15/04..............  Ba1      10,000      10,235,200
         Progress Energy, Inc.,
          6.75%, 03/01/06..............  Baa1      2,500       2,544,975
         Utilicorp United, Inc.,
          7.00%, 07/15/04..............  Baa3      5,000       5,053,650
                                                          --------------
                                                              76,043,777
                                                          --------------
       Foreign Government Bonds -- 0.1%
         Quebec Province
          (Canada),
          5.75%, 02/15/09..............   A2       1,000         961,880
         Saskatchewan Province
          (Canada),
          9.125%, 02/15/21.............   A1       2,300       2,846,043
         United Mexican States,
          7.515%, 12/31/19(e)..........  Baa3      1,400       1,391,250
                                                          --------------
                                                               5,199,173
                                                          --------------
       TOTAL LONG-TERM BONDS
        (cost $1,055,444,159)............................  1,056,314,277
                                                          --------------
       TOTAL LONG-TERM INVESTMENTS
        (cost $3,315,452,801)............................  3,355,527,972
                                                          --------------
       SHORT-TERM INVESTMENTS -- 32.4%
       Commercial Paper -- 1.4%
         Sears Roebuck
          Acceptance Corp.,
          3.95%, 07/20/01(c)...........   P2      20,000      19,960,500
         Sprint Capital Corp.,
          4.33%, 07/26/01(c)...........   P2       1,300       1,296,247
          4.25%, 08/14/01(c)...........   P2      15,006      14,929,824
          4.17%, 08/17/01(c)...........   P2      12,000      11,936,060
         Sprint Corp.,
          4.13%, 08/20/01(c)...........   P2      12,700      12,628,608
                                                          --------------
                                                              60,751,239
                                                          --------------
       Other Corporate Obligations -- 2.7%
         American Electric Power,
          4.25%, 07/12/01(c)...........   P2      18,391      18,369,289
          4.12%, 07/18/01(c)...........   P2       1,000         998,169
          4.10%, 07/30/01(c)...........   P2      21,000      20,933,033
         El Paso Energy Corp.,
          4.18%, 07/03/01(c)...........   P2      25,000      25,000,000
         Qwest Capital Funding, Inc.,
          5.00%, 07/02/01(c)...........   P2       8,000       8,000,000
          4.15%, 07/31/01(c)...........   P2      25,000      24,916,423
         USA Waste Services, Inc.,
          6.125%, 07/15/01.............   P2      15,695      15,695,942
                                                          --------------
                                                             113,912,856
                                                          --------------
       U.S. Government Agency Obligations -- 1.0%
         United States Treasury Bills,
          3.42%, 09/20/01(d)...........  Aaa       1,750       1,736,534
          3.425%, 09/20/01.............  Aaa      38,600      38,302,539
                                                          --------------
                                                              40,039,073
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

June 30, 2001 (Unaudited)


       SHORT-TERM                                            Value
       INVESTMENTS                            Shares        (Note 2)
       (Continued)                         ------------- --------------
       Mutual Fund -- 27.3%
         Prudential Core Investment Fund-
          Taxable Money Market Series
          (Note 4)(c)                      1,137,926,557 $1,137,926,557
                                                         --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $1,352,630,426)...........................  1,352,629,725
                                                         --------------
       TOTAL INVESTMENTS -- 112.8%
        (cost $4,668,083,227; Note 6)...................  4,708,157,697
                                                         --------------
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS (g)...................................      2,009,631

       LIABILITIES IN EXCESS OF
        OTHER ASSETS -- (12.8)%.........................   (536,909,919)
                                                         --------------
       TOTAL NET ASSETS -- 100.0%....................... $4,173,257,409
                                                         ==============

The following abbreviations are used in portfolio descriptions:

ADR  American Depository Receipt
L.P. Limited Partnership
PLC  Public Limited Company (British Corporation)
NV   Naamloze Vennootschap (Dutch Corporation)
SA   Sociedad Anonima (Spanish Corporation) or Societe
     Anonyme (French Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $255,360,496; cash collateral $268,600,520 was received with which the portfolio purchased securities.

(c)Represents security purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Indicated a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June, 30 2001.

(f)Represents issuers in default on interest payments, non-income producing security.

(g)Open futures contracts as of June 30, 2001 are as follows:

   Number of            Expiration   Value at     Value at    Appreciation/
   Contracts    Type       Date     Trade Date  June 30, 2001 (Depreciation)
   Long Positions:
      110    S&P         Sept 01   $ 29,639,263 $ 28,737,500   $   (901,763)
             MidCap
             400 Index
      159    S&P         Sept 01     42,842,230   41,538,750     (1,303,480)
             MidCap
             400 Index
       6     S&P 500     Sept 01      1,932,817    1,847,550        (85,267)
             Index
     1,321   S&P 500     Sept 01    426,600,970  406,768,925    (19,832,045)
             Index
      450    U.S. 5 Yr   Sept 01     46,440,492   46,504,688         64,196
             Treasury
             Notes
     1,449   U.S. 5 Yr   Sept 01    150,194,200  149,745,093       (449,107)
             Treasury
             Notes
      336    U.S. 5 Yr   Sept 01     33,911,844   33,705,000       (206,844)
             Treasury                                           ------------
             Bonds
                                                               (22,714,310)
                                                               ------------
   Short Positions:
      380    U.S. 10 Yr  Sept 01     39,599,407   39,145,937        453,470
             Treasury                                           ------------
             Notes
                                                               ------------
                                                               $(22,260,840)
                                                               ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

                               GLOBAL PORTFOLIO

June 30, 2001 (Unaudited)



       LONG-TERM INVESTMENTS -- 85.9%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS -- 85.9%                  ---------- --------------
       Australia -- 3.7%
         BHP Billiton, Ltd....................  3,558,167 $   19,122,059
         Commonwealth Bank of Australia.......  1,042,700     18,183,334
                                                          --------------
                                                              37,305,393
                                                          --------------
       Brazil -- 0.9%
         Embraer-Empresa Brasileira de
          Aeronautica SA (ADR)................    237,300      9,266,565
                                                          --------------
       Canada -- 0.5%
         Alcan, Inc...........................    127,300      5,349,146
                                                          --------------
       Finland -- 1.6%
         Nokia Oy.............................    736,000     16,720,714
                                                          --------------
       France -- 4.5%
         Altran Technologies SA...............     54,300      2,534,493
         Legrand SA(b)........................     35,545      6,805,284
         Publicis SA..........................    162,390      3,941,431
         Societe Television Francaise 1.......    299,310      8,753,166
         TotalFinaElf SA......................    170,923     23,991,901
                                                          --------------
                                                              46,026,275
                                                          --------------
       Republic of Germany -- 2.6%
         Deutsche Boerse AG(b)................    268,720      9,509,653
         Deutsche Post AG.....................    467,000      7,490,440
         Muenchener Rueckversicherungs
          -Gesellschaft AG....................     32,600      9,107,645
                                                          --------------
                                                              26,107,738
                                                          --------------
       Hong Kong -- 3.2%
         China Merchants Holdings
          International Co., Ltd.............. 12,444,600      9,493,118
         China Mobile, Ltd.(a)................  3,494,800     18,415,144
         Li & Fung, Ltd.......................  3,067,800      5,034,403
                                                          --------------
                                                              32,942,665
                                                          --------------
       Italy -- 4.3%
         Banca Popolare di Verona(a)..........    277,330      2,631,282
         Bulgari SpA..........................  1,225,800     12,868,205
         Intesa BCI SpA.......................  3,695,300     13,077,189
         Riunione Adriatica di Sicurta SpA(b)     728,400      8,975,635
         Tod's SpA............................    146,300      5,847,818
                                                          --------------
                                                              43,400,129
                                                          --------------
       Japan -- 6.4%
         Mitsubishi Corp......................  1,260,000     10,157,622
         Nintendo Co., Ltd....................    136,400     24,836,803
         Nippon Television Network Corp.......     15,640      3,788,778
         ORIX Corp............................    119,600     11,637,172
         Sanyo Electric Co., Ltd..............  2,413,000     15,252,428
                                                          --------------
                                                              65,672,803
                                                          --------------
       Korea -- 0.5%
         Hynix Semiconductor, Inc. GDR(a)(b)..    479,000      5,161,225
                                                          --------------
       Mexico -- 2.2%
         America Movil SA de CV
          (Class "L" Shares) (ADR)............    402,300      8,391,978
         Telefonos de Mexico SA de CV
          (Class "L" Shares) (ADR)............    402,300     14,116,707
                                                          --------------
                                                              22,508,685
                                                          --------------

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                            ---------- --------------
        Netherlands -- 4.5%
          Gucci Group.........................    137,700 $   11,376,235
          ING Groep NV........................    371,600     24,345,665
          VNU NV..............................    315,663     10,715,497
                                                          --------------
                                                              46,437,397
                                                          --------------
        Spain -- 1.4%
          Banco Santander Central Hispano
           SA.................................  1,153,400     10,473,513
          Industria de Diseno Textil SA(a)....    248,000      3,967,269
                                                          --------------
                                                              14,440,782
                                                          --------------
        Sweden -- 2.4%
          Skanska AB (Class "B" Shares)(b)....  2,559,200     24,256,701
                                                          --------------
        United Kingdom -- 4.8%
          COLT Telecom Group PLC(a)...........    735,300      5,113,583
          Exel PLC............................    550,200      5,906,688
          GKN PLC.............................  1,226,160     11,820,264
          Matalan PLC(a)......................    458,663      3,215,666
          Vodafone Group PLC.................. 10,532,454     23,447,999
                                                          --------------
                                                              49,504,200
                                                          --------------
        United States -- 42.4%
          Alcoa, Inc..........................    106,300      4,188,220
          American Home Products Corp.........    433,500     25,333,740
          AOL Time Warner, Inc.(a)............    839,750     44,506,750
          BEA Systems, Inc.(a)(b).............     38,700      1,188,477
          CIENA Corp.(a)......................     31,700      1,204,600
          Cisco Systems, Inc.(a)..............    495,900      9,025,380
          Citigroup, Inc......................    880,300     46,515,052
          Coach, Inc.(a)......................    149,000      5,669,450
          Comcast Corp. (Class "A" Shares)(a).    357,400     15,511,160
          Electronic Arts, Inc.(a)............    328,000     18,991,200
          EMC Corp.(a)........................    462,800     13,444,340
          Goldman Sachs Group, Inc............    107,700      9,240,660
          Home Depot, Inc.....................    186,900      8,700,195
          J. P. Morgan Chase & Co.............    328,600     14,655,560
          Juniper Networks, Inc.(a)(b)........     82,300      2,559,530
          Marriott International, Inc.
           (Class "A" Shares)(b)..............    151,500      7,172,010
          Microsoft Corp.(a)..................    115,200      8,409,600
          Omnicom Group, Inc.(b)..............    310,300     26,685,800
          Oracle Corp.(a).....................    709,000     13,471,000
          Pfizer, Inc.........................    332,800     13,328,640
          Pharmacia Corp......................    439,500     20,195,025
          SCI Systems, Inc.(a)................    218,700      5,576,850
          Solectron Corp.(a)(b)...............    893,000     16,341,900
          Starwood Hotels & Resorts
           Worldwide, Inc.....................    145,100      5,409,328
          Sun Microsystems, Inc.(a)...........    395,900      6,223,548
          Target Corp.........................    678,800     23,486,480
          Texas Instruments, Inc..............    352,400     11,100,600
          USA Networks, Inc.(a)...............  1,181,700     33,087,600
          Viacom, Inc. (Class "B" Shares)(a)..    351,700     18,200,475
          Wal-Mart Stores, Inc................    102,300      4,992,240
                                                          --------------
                                                             434,415,410
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $892,592,527).............................    879,515,828
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

June 30, 2001 (Unaudited)


                                  Moody's       Principal
                                  Rating         Amount       Value
                                (Unaudited)       (000)      (Note 2)
                                    ----------- --------- --------------
           SHORT-TERM INVESTMENTS -- 16.2%
           COMMERCIAL PAPER -- 6.5%
             Market Street Funding Corp.(c),
              3.82%, 07/18/01..     P-1          $ 5,000  $    4,990,981
             Qwest Capital Funding, Inc.(c),
              4.12%, 07/20/01..     P-1            8,900       8,880,647
             Reed Elsevier, Inc.(c),
              4.00%, 07/26/01..     P-1           10,000       9,972,222
              4.00%, 07/27/01..     P-1           25,000      24,927,778
             Sprint Capital Corp.(c),
              4.33%, 07/26/01..     P-1            1,900       1,894,287
              4.15%, 08/27/01..     P-1            4,000       3,973,716
             Tennessee Gas & Pipeline(c),
              4.05%, 08/28/01..     P-1            2,861       2,842,332
             UBS Finance, Inc.(c),
              4.25%, 07/02/01..     P-1            9,109       9,107,925
                                                          --------------
           TOTAL COMMERCIAL PAPER........................     66,589,888
                                                          --------------
           TIME DEPOSIT
             Canadian Imperial Bank of
              Commerce(c),
              4.00%, 07/02/01..     P-1              456         456,000
                                                          --------------
           U. S. GOVERNMENT OBLIGATIONS -- 7.1%
             United States Treasury Bills,
              3.55% 09/06/01 (d)............     20,000      19,867,768
              3.56%, 09/27/01 (d)...........     53,000      52,538,782
                                                          --------------

              TOTAL U. S. GOVERNMENT OBLIGATIONS..     72,406,550
                                                   --------------
              REPURCHASE AGREEMENT -- 2.6%
                Joint Repurchase Agreement
                 Account,
                 3.97%, 07/02/01 (Note 5).. 26,254     26,254,000
                                                   --------------
              TOTAL SHORT-TERM INVESTMENTS
               (cost $165,706,438)................    165,706,438
                                                   --------------
              TOTAL INVESTMENTS -- 102.1%
               (cost $1,058,298,965; Note 6)......  1,045,222,266
                                                   --------------
              UNREALIZED APPRECIATION ON FORWARD
               FOREIGN CURRENCY CONTRACTS (e).....
              LIABILITIES IN EXCESS OF OTHER              541,252
                ASSETS -- (2.1)%................     (21,656,049)
                                                   --------------
              TOTAL NET ASSETS -- 100.0%.......... $1,024,107,469
                                                   ==============

The following abbreviations are used in portfolio descriptions:

                AB  Aktiebolag (Swedish Stock Company)
                ADR American Depository Receipt
                AG Aktiengesellschaft (German Stock Company) GDR Global Depository Receipt
                NV  Naamloze Vennootschap (Dutch Corporation)
                Oy  Osakehio (Finnish Corporation)
                PLC Public Limited Company (British Corporation)
                SA  Sociedad Anonima (Spanish Corporation) or
                    Societe Anonyme (French Corporation)
                SpA Societa per Azioni (Italian Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $64,783,388; cash collateral of $66,655,675 was received with which the portfolio purchased securities.

(c)Represents security purchased with cash collateral received for securities of loan.

(d)Rate quoted represents yield-to-maturity as of purchase date.

(e)Outstanding forward currency contracts as of June 30, 2001 was as follows.

                                  Value at
          Foreign Currency       Settlement    Current   Appreciation/
          Contract                  Date        Value    Depreciation
          ----------------       ----------- ----------- -------------
          Purchased:
            Eurodollars
             expiring 7/2/01     $25,473,000 $25,422,572   $(50,428)
          Sold:
            Japanese Yen
             expiring 7/2/01       3,927,027   3,936,040     (9,013)
             expiring 10/10/01    13,823,645  13,638,140    185,505
             expiring 10/23/01    12,609,104  12,193,916    415,188
                                 ----------- -----------   --------
                                  30,359,776  29,768,096    591,680
                                 ----------- -----------   --------
                                                           $541,252
                                                           ========

The industry classification of portfolio of holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2001 were as follows:

                 Media................................  13.1%
                 Financial Services...................  13.1%
                 Telecommunications...................   8.8%
                 Electronics..........................   7.6%
                 Retail...............................   7.3%
                 U.S. Treasury Obligations............   7.1%
                 Computer Software & Services.........   6.9%
                 Commercial Paper.....................   6.5%
                 Pharmaceuticals......................   5.8%
                 Commercial Banking...................   4.3%
                 Advertising..........................   3.0%
                 Repurchase Agreements................   2.6%
                 Construction.........................   2.4%
                 Oil & Gas Services...................   2.3%
                 Metal & Minerals.....................   1.9%
                 Transport Services...................   1.3%
                 Hotel/Motel..........................   1.2%
                 Automobiles & Manufacturing..........   1.2%
                 Diversified Operations...............   1.0%
                 Manufacturing........................   0.9%
                 Aluminum.............................   0.9%
                 Aerospace/Defense....................   0.9%
                 Electrical Equipment.................   0.7%
                 Apparel..............................   0.6%
                 Distribution/Wholesalers.............   0.5%
                 Engineering..........................   0.2%
                 Time Deposit.........................   0.0%
                                                       -----
                                                       102.1%
                 Liabilities in excess of other assets  (2.1)%
                                                       -----
                                                       100.0%
                                                       =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                          GOVERNMENT INCOME PORTFOLIO

June 30, 2001 (Unaudited)


                                                                                                Principal
                                                                   Interest      Maturity        Amount      Value
                                                                     Rate          Date           (000)     (Note 2)
                                                                   -------- ------------------- --------- ------------
LONG-TERM INVESTMENTS -- 94.9%
Asset Backed Securities -- 7.1%
  Bear Stearns Commercial Mortgage................................    7.64%      02/15/32        $ 2,844  $  2,993,193
  First Union National Bank Commercial Mortgage Trust, Ser 2000-2.    6.94%      04/15/10          2,945     3,025,528
  GMAC Commercial Mortgage Securities, Inc........................   7.455%      06/16/10          3,000     3,149,819
  KeyCorp.........................................................   7.727%      02/15/10          3,000     3,190,540
  Morgan Stanley Dean Witter Capital, Inc.........................    6.32%      09/15/09          2,965     2,976,380
  Mortgage Capital Funding, Inc...................................   6.325%      10/18/07          2,682     2,716,336
  Westpac Securitization Trust, Ser. 1998-IG (Australia) (c)(d)...   5.879%      07/19/29          2,861     2,858,693
                                                                                                          ------------
                                                                                                            20,910,489
                                                                                                          ------------
Collateralized Mortgage Obligations -- 6.7%
  Federal Home Loan Mortgage Corp.................................    6.00%      12/15/08          4,540     4,597,954
  Federal National Mortgage Association...........................    6.00% 06/25/08 - 11/01/14   10,034     9,923,920
  Federal National Mortgage Association...........................    6.25%      11/25/21          5,000     5,065,600
                                                                                                          ------------
                                                                                                            19,587,474
                                                                                                          ------------
Mortgage Pass-Throughs -- 44.7%
  Federal Home Loan Mortgage Corp.................................    6.50% 06/01/08 - 05/01/13   11,420    11,491,610
  Federal Home Loan Mortgage Corp.................................    7.00% 06/01/08 - 09/01/12   20,483    20,950,444
  Federal National Mortgage Association...........................    6.50%   05/01/13 - TBA      34,703    34,864,779
  Federal National Mortgage Association...........................    6.51%      03/01/11          2,994     2,969,424
  Federal National Mortgage Association...........................    7.00%   02/01/12 - TBA      11,370    11,520,846
  Federal National Mortgage Association...........................    7.50%   02/01/02 - TBA      13,100    13,492,751
  Federal National Mortgage Association...........................    8.00% 03/01/22 - 05/01/26      521       540,897
  Federal National Mortgage Association...........................    9.00% 02/01/25 - 04/01/25    2,160     2,307,873
  Government National Mortgage Association........................    7.00% 03/15/23 - 05/15/24   18,141    18,417,109
  Government National Mortgage Association........................    7.50% 12/15/25 - 02/15/26    8,639     8,878,260
  Government National Mortgage Association........................    8.50% 09/15/24 - 04/15/25    5,493     5,780,980
                                                                                                          ------------
                                                                                                           131,214,973
                                                                                                          ------------
Municipal Bonds -- 1.7%
  New Jersey Economic Development Authority.......................   7.425%      02/15/29          4,724     5,164,418
                                                                                                          ------------
U.S. Government & Agency Obligations -- 34.7%
  Federal Farm Credit Bank........................................    5.90%      01/10/05          5,000     5,093,750
  Federal National Mortgage Association...........................     Zero      02/15/06         15,364    12,048,756
  Federal National Mortgage Association (a).......................    6.00%      05/15/11         11,050    10,908,339
  Small Business Administration Participation Certificates........    6.00%      09/01/18          6,996     6,676,866
  Small Business Administration Participation Certificates........    6.85%      07/01/17          4,002     4,000,562
  Small Business Administration Participation Certificates........    7.15%      01/01/17         14,890    15,103,259
  Small Business Administration Participation Certificates........    7.20%      10/01/16         15,957    16,156,649
  United States Treasury Bonds....................................     Zero      05/15/17         13,100     5,017,169
  United States Treasury Bonds (a)(b).............................   8.125%      08/15/19         11,805    14,698,996
  United States Treasury Bonds (a)................................    8.75%      05/15/17          2,600     3,373,916
  United States Treasury Notes (a)................................    5.00%      02/15/11          9,200     8,925,380
                                                                                                          ------------
                                                                                                           102,003,642
                                                                                                          ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $276,430,515).....................................................................................  278,880,996
                                                                                                          ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

June 30, 2001 (Unaudited)


                                                                                    Value
                                                                        Shares     (Note 2)
                                                                      ---------- ------------
SHORT-TERM INVESTMENT -- 23.0%
Mutual Fund
  Prudential Core Investment Fund -- Taxable Money Market Series (e)
   (cost $67,553,517; Note 4)........................................ 67,553,517 $ 67,553,517
                                                                                 ------------
TOTAL INVESTMENTS--117.9%
 (cost $343,984,032).................................................             346,434,513
                                                                                 ------------
VARIATION MARGIN ON OPEN FUTURES (f).................................                (211,656)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (17%).......................             (52,455,972)
                                                                                 ------------
TOTAL NET ASSETS--100.0%.............................................            $293,766,885
                                                                                 ============

Legend to portfolio of investments for Government Income Portfolio

TBA To Be Announced

(a)Portion of securities on loan with an aggregate market value of $35,137,322; cash collateral of $36,071,188 was received with which the portfolio purchased securities.

(b)Security segregated as collateral for futures contracts.

(c)US$ Denominated Foreign Bonds.

(d)Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2001.

(e)A portion of security purchased with cash collateral received for securities on loan.

(f)Open futures contracts as of June 30, 2001 were as follows:

   Number of                              Expiration  Value at     Value at    Appreciation/
   Contracts              Type               Date    Trade Date  June 30, 2001 (Depreciation)
Long Positions:
      99        U.S. Treasury 5 Yr Notes   Sept 01   $10,197,773  $10,231,031     $ 33,258
      65        U.S. Treasury 10 Yr Notes  Sept 01     6,756,953    6,696,016      (60,937)
      194       U.S. Treasury Bonds        Sept 01    19,296,938   19,460,625      163,687
                                                                                  --------
                                                                                  $136,008
                                                                                  ========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                           HIGH YIELD BOND PORTFOLIO

June 30, 2001 (Unaudited)



                                                                                                          Principal
                                                                                Moody's Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 95.1%                                                  Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS -- 88.5%                                                        ------- -------- -------- ---------- ------------
Aerospace -- 1.9%
  Alliant Techsystems, Inc., Sr. Sub. Notes(d).................................   B2       8.50% 05/15/11 $    1,090 $  1,100,900
  BE Aerospace, Inc., Sr. Sub. Notes(d)........................................   B2       9.50% 11/01/08        580      585,800
  Continental Airlines, Inc., Sr. Notes........................................  Ba2       8.00% 12/15/05      1,850    1,802,510
  Delta Air Lines, Inc., Sr. Notes.............................................  Baa3      8.30% 12/15/29      1,700    1,506,744
  Northwest Airlines, Inc., Gtd. Notes(d)......................................  Ba2      8.875% 06/01/06      1,000      987,290
  Sequa Corp...................................................................  Ba2       9.00% 08/01/09        500      495,000
  Stellex Industries, Inc., Sr. Sub. Notes (cost $3,593,591; purchased
   10/23/97)(b)(f).............................................................   B3       9.50% 11/01/07      4,000       80,000
  United Air Lines, Inc., Sr. Notes............................................  Baa3      9.75% 08/15/21      1,000      932,480
  United Air Lines, Inc., Deb. Notes, Ser. A...................................  Baa3     10.67% 05/01/04      2,000    2,068,680
  US Airways, Inc. Pass-thru Certs., Ser. 89-A2................................   B1       9.82% 01/01/13      1,775    1,592,477
  US Airways, Inc. Pass-thru Certs., Ser. 93-A3................................  Ba3     10.375% 03/01/13      1,000      931,390
                                                                                                                     ------------
                                                                                                                       12,083,271
                                                                                                                     ------------
Automotive Parts -- 0.6%
  Collins & Aikman Products, Sr. Sub. Notes....................................   B2      11.50% 04/15/06        700      672,000
  Eagle Picher Holdings, Inc., Sr. Sub. Notes..................................   B3      9.375% 03/01/08      1,750    1,163,750
  Navistar International Corp., Sr. Notes......................................  Ba1      9.375% 06/01/06      1,190    1,198,925
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B............................  Caa1     10.25% 12/15/07      1,180      944,000
                                                                                                                     ------------
                                                                                                                        3,978,675
                                                                                                                     ------------
Banks -- 0.2%
  Sovereign Bancorp, Sr. Notes.................................................  Ba3      10.25% 05/15/04      1,235    1,296,207
                                                                                                                     ------------
Broadcasting & Other Media -- 5.5%
  Ackerley Group, Inc., Sr. Sub. Notes.........................................   B2       9.00% 01/15/09      3,000    2,610,000
  Fox Family Worldwide, Inc., Sr. Notes........................................   B1       9.25% 11/01/07      1,375    1,381,875
  Fox Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02)....   B1      10.25% 11/01/02      5,000    4,450,000
  Globo Communicacoes, Sr. Notes (Brazil)(d)...................................   B2      10.50% 12/20/06      1,300    1,111,500
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero Coupon (until 02/1/03).  Caa1     11.65% 02/01/03        240       96,000
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03)............   B3      10.00% 03/01/08      1,950    1,530,750
  Lin Holdings Corp., Sr. Disc. Notes..........................................   B3      10.00% 03/01/08      3,500    2,520,000
  Mail-Well Corp., Sr. Sub. Notes(d)...........................................   B1       8.75% 12/15/08      4,000    3,400,000
  Nextmedia Operating, Inc., Sr. Sub. Notes....................................   B3      10.75% 07/01/11      2,000    2,000,000
  Paxson Communications Corp., Sr. Notes.......................................   B2      10.75% 07/15/11      3,300    3,300,000
  Phoenix Color Corp., Sr. Sub. Notes..........................................   B3     10.375% 02/01/09      4,000    3,240,000
  Radio Unica, Sr. Disc. Notes, Zero Coupon (until 08/01/02)...................   NR      11.75% 08/01/06      2,750    1,595,000
  Sirius Satellite Radio, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/02)..  Caa1     15.00% 12/01/02      4,245    1,422,075
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 04/15/04)....   B3      11.25% 04/15/09        250      115,000
  Spectrasite Holdings, Inc., Sr. Sub. Notes, Zero Coupon (until 03/15/05)(d)..   B3     12.875% 03/15/10      1,900      798,000
  Sun Media Corp, Sr. Sub. Notes...............................................   B2       9.50% 02/15/07        500      500,000
  Susquehanna Media Co., Sr. Sub. Notes........................................   B1       8.50% 05/15/09      1,800    1,838,250
  XM Satellite Radio, Inc......................................................   NR      14.00% 03/15/10      5,005    3,003,000
  Young Broadcasting, Inc., Sr. Sub. Notes Ser. A(d)...........................   B2      10.00% 03/01/11      1,200    1,146,000
                                                                                                                     ------------
                                                                                                                       36,057,450
                                                                                                                     ------------
Building & Related Industries -- 0.2%
  New Millenium Homes LLC, Sr. Notes(e)........................................   NR        Zero 12/31/04      2,781    1,390,500
                                                                                                                     ------------
Cable -- 10.2%
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03).........   B2     11.875% 12/01/08      6,000    4,590,000
  Callahan Nordrhein-Westfalen(d)..............................................   NR        Zero 07/15/05      7,000    2,660,000
  Callahan Nordrhein-Westfalen(d)..............................................   NR      14.00% 07/15/10      1,000      820,000
  Charter Communications Holdings, Sr. Notes(d)................................   B2      10.00% 05/15/11      8,000    8,120,000
  Charter Communications Holdings, Sr. Notes...................................   B2      10.75% 10/01/09      2,000    2,075,000
  Charter Communications Holdings, Sr. Notes...................................   B2     11.125% 01/15/11      1,315    1,380,750
  Charter Communications Holdings LLC, Sr. Notes...............................   B2      9.625% 11/15/09      7,000    7,008,750
  Charter Communications Int'l., Sr. Notes(d)..................................   B2      10.00% 04/01/09      1,000    1,015,000
  Charter Communications Int'l., Sr. Notes(d)..................................   B2      10.25% 01/15/10      2,235    2,257,350
  Coaxial Communications, Inc., Sr. Notes......................................   B3      10.00% 08/15/06      1,250    1,250,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

June 30, 2001 (Unaudited)



                                                                                                       Principal
                                                                             Moody's Interest Maturity  Amount       Value
                                                                             Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                  ------- -------- -------- ---------- ------------
Cable (cont'd.)
  CSC Holdings, Inc., Sr. Sub. Debs.........................................  Ba3      10.50% 05/15/16 $    5,275 $  5,670,625
  Diamond Cable Communications, Sr. Disc. Notes, Zero Coupon
   (until 02/15/02) (United Kingdom)........................................   B3      10.75% 02/15/07      4,000    2,000,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon
   (until 02/15/06)(d)......................................................   B3      12.25% 02/15/11      1,750    1,015,000
  International Cabletel, Inc., Sr. Disc. Notes.............................   B2      12.75% 04/15/05      6,100    4,514,000
  Mediacom Broadband LLC, Sr. Notes(d)......................................   B2      11.00% 07/15/13      2,000    2,035,000
  Mediacom LLC, Sr. Notes(d)................................................  Ba2      7.875% 02/15/11      2,000    1,700,000
  NTL, Inc., Sr. Notes, Zero Coupon (until 04/01/03)(d).....................   B3       9.75% 04/01/08      2,000      920,000
  NTL, Inc., Sr. Notes Ser. B, Zero Coupon (until 10/01/03)(d)..............   B2     12.375% 10/01/08      3,750    1,650,000
  Rogers Cablesystems, Ltd., Gtd. Notes.....................................   B2      11.00% 12/01/15        235      258,500
  Scott Cable Communications, Inc., Jr. Sub., PIK(b)........................   NR      16.00% 07/18/02        108       14,040
  Star Choice Communications, Sr. Sec'd. Notes (Canada).....................   B3      13.00% 12/15/05      5,750    6,138,125
  United Pan-Europe Communications, Sr. Disc. Notes, Zero Coupon
   (until 08/01/04).........................................................   B2      12.50% 08/01/04      9,140    1,645,200
  United Pan-Europe Communications NV, Sr. Notes............................   B2     10.875% 08/01/09      4,125    1,464,375
  United Pan-Europe Communications NV, Sr. Notes, Ser. B (Netherlands)(d)...   B2      11.25% 02/01/10     11,500    4,255,000
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)(d)......................................................  Caa1     13.75% 02/01/10      3,000      660,000
  UnitedGlobalCom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/03)......   B3      10.75% 02/15/08      4,750    1,520,000
                                                                                                                  ------------
                                                                                                                    66,636,715
                                                                                                                  ------------
Chemicals -- 2.9%
  Applied Extrusion Technologies, Inc., Sr. Notes(d)........................   B2      10.75% 07/01/11        990    1,002,375
  Huntsman ICI Chemical, Sr. Sub. Notes(d)..................................   B2     10.125% 07/01/09      2,260    2,226,100
  IMC Global, Inc., Sr. Notes...............................................  Ba1       7.40% 11/01/02        750      721,687
  IMC Global, Inc., Sr. Notes(d)............................................  Ba2     10.875% 06/01/08      1,200    1,184,088
  IMC Global, Inc., Sr. Notes(d)............................................  Ba2      11.25% 06/01/11      2,300    2,259,336
  ISP Chemco, Inc., Sr. Sub. Notes(d).......................................   B2      10.25% 07/01/11      1,500    1,500,000
  ISP Holdings, Inc., Sr. Notes.............................................  Ba3       9.00% 10/15/03        350      333,375
  Lyondell Chemical Co......................................................   B2      9.875% 05/01/07      1,110    1,107,225
  Lyondell Chemical Co., Sr. Sub. Notes(d)..................................   B2     10.875% 05/01/09      2,950    2,905,750
  Millennium America, Inc., Sr. Notes.......................................  Ba1       9.25% 06/15/08        720      716,400
  NL Industries, Inc., Sr. Notes............................................   B1      11.75% 10/15/03        702      688,838
  Sterling Chemicals, Inc., Sr. Sub. Notes..................................   B3     12.375% 07/15/06      4,770    3,720,600
  Texas Petrochemicals Corp., Sr. Sub. Notes................................   B3     11.125% 07/01/06        970      848,750
                                                                                                                  ------------
                                                                                                                    19,214,524
                                                                                                                  ------------
Commercial Services -- 1.7%
  Comdisco, Inc., Sr. Notes.................................................   B2       9.50% 08/15/03      2,000    1,520,000
  Service Corp. International, Notes........................................   B1       6.00% 12/15/05      2,158    1,780,350
  Service Corp. International, Sr. Notes....................................   B1       6.30% 03/15/20      3,250    3,063,125
  Service Corp. International...............................................   B1       6.50% 03/15/08      2,750    2,172,500
  Service Corp. International, Notes........................................   B1       7.00% 06/01/15        300      294,750
  Sun World International, Inc., Gtd. Notes, Ser. B.........................   B2      11.25% 04/15/04        270      248,738
  Unisys Corp., Sr. Notes(d)................................................  Ba1      8.125% 06/01/06      2,000    1,940,000
                                                                                                                  ------------
                                                                                                                    11,019,463
                                                                                                                  ------------
Consumer Products -- 1.0%
  Consumers International, Inc., Sr. Notes(b)...............................   B3      10.25% 04/01/05      3,125    1,031,250
  Electronic Retailing Systems International(e).............................   NR       8.00% 08/01/04        139        9,707
  Packaged Ice, Inc., Sr. Notes.............................................   B3       9.75% 02/01/05      3,130    2,566,600
  Radnor Holdings, Inc., Sr. Notes..........................................   B2      10.00% 12/01/03      1,750    1,417,500
  Seagate Technology International, Gtd. Notes(d)...........................   B1      12.50% 11/15/07      1,245    1,238,775
  Windmere-Durable Holdings, Inc., Sr. Notes................................   B3      10.00% 07/31/08        540      502,200
                                                                                                                  ------------
                                                                                                                     6,766,032
                                                                                                                  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

June 30, 2001 (Unaudited)



                                                                                                     Principal
                                                                           Moody's Interest Maturity  Amount       Value
                                                                           Rating    Rate     Date     (000)      (Note 2)
CORPORATE BOND (Continued)                                                 ------- -------- -------- ---------- ------------
Containers -- 1.0%
  Gaylord Container Corp., Sr. Notes(d)...................................   B        9.75% 06/15/07 $      820 $    516,600
  Norampac, Inc., Sr. Notes...............................................   B1       9.50% 02/01/08        350      360,500
  Owens Illinois, Inc., Sr. Deb. Notes....................................   B1       7.50% 05/15/10        565      387,025
  Riverwood International Corp., Sr. Notes................................   B3     10.625% 08/01/07        975      994,500
  Stone Container Corp., Sr. Notes........................................   B2       9.75% 02/01/11        430      438,600
  Stone Container Corp., Sr. Sub. Notes...................................   B2      11.50% 08/15/06      2,055    2,142,337
  Stone Container Corp., Sr. Sub. Notes...................................   B2      12.58% 08/01/16        250      260,000
  United States Can Corp., Sr. Sub. Notes(d)..............................   B3     12.375% 10/01/10      1,475    1,489,750
                                                                                                                ------------
                                                                                                                   6,589,312
                                                                                                                ------------
Cosmetics/Toiletries -- 0.3%
  Elizabeth Arden, Inc., Sr. Sec'd. Notes, Ser. B.........................   B1      11.75% 02/01/11      1,500    1,593,750
                                                                                                                ------------
Distribution/Wholesalers -- 0.2%
  Fleming Cos., Inc., Sr. Notes...........................................  Ba3     10.125% 04/01/08      1,500    1,533,750
                                                                                                                ------------
Drugs & Health Care -- 5.2%
  Alliance Imaging, Inc., Sr. Sub. Notes(d)...............................   B3     10.375% 04/15/11      1,000    1,025,000
  Apria Healthcare Group, Inc., Sr. Sub. Notes............................   B2       9.50% 11/01/02      2,390    2,395,975
  BIO-Rad Laboratories, Inc., Sr. Sub. Notes..............................   B2     11.625% 02/15/07      2,000    2,160,000
  Columbia/HCA Healthcare Corp., Sr. Notes................................  Ba2       6.63% 07/15/45      1,000      996,000
  Columbia/HCA Healthcare Corp., Sr. Notes................................  Ba2       7.50% 11/15/95      2,570    2,242,325
  Columbia/HCA Healthcare Corp.(d)........................................  Ba2       7.69% 06/15/25        500      450,000
  Columbia/HCA Healthcare Corp., Sr. Notes................................  Ba2       8.36% 04/15/24      2,000    1,940,000
  Columbia/HCA Healthcare Corp............................................  Ba2       9.00% 12/15/14      2,000    2,115,000
  Concentra Operating Corp., Sr. Sub. Notes...............................   B3      13.00% 08/15/09      4,000    4,290,000
  Fresenius Medical Care, Sr. Notes.......................................  Ba3      7.875% 02/01/08      2,250    2,205,000
  Harborside Healthcare Corp., Gtd. Notes, Zero Coupon (until 08/01/04)...   NR      12.00% 08/01/07      1,475      280,250
  ICN Pharmaceuticals, Inc., Sr. Sub. Notes...............................  Ba3       9.75% 11/15/08      2,010    2,060,250
  Integrated Health Svcs., Inc., Sr. Sub. Notes, Ser. A(b)................   D        9.25% 01/15/08      3,250       20,313
  Lifepoint Hospitals Holdings, Inc., Sr. Sub. Notes......................   B2      10.75% 05/15/09        675      739,125
  Magellan Health Services, Inc., Sr. Sub. Notes..........................   B3       9.00% 02/15/08      2,600    2,450,500
  Mariner Post Acute Network, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 11/01/02)(b)....................................................   D       10.50% 11/01/07      5,520       46,920
  Matria Healthcare, Inc., Sr. Notes......................................   B2      11.00% 05/01/08      2,500    2,337,500
  Select Medical Corp., Sr. Sub. Notes(d).................................   B3       9.50% 06/15/09      1,500    1,455,000
  Triad Hospitals Holding, Sr. Sub. Notes.................................   B3      11.00% 05/15/09      4,555    4,908,012
                                                                                                                ------------
                                                                                                                  34,117,170
                                                                                                                ------------
Electronics -- 0.3%
  Flextronics International, Ltd., Sr. Sub. Notes(d)......................  Ba3      9.875% 07/01/10      1,780    1,780,000
                                                                                                                ------------
Energy -- 6.5%
  AES Drax Energy, Ltd., Sr. Sec'd. Notes, Ser. B (Cayman Islands)........  Ba2      11.50% 08/30/10      4,600    4,991,000
  AES Drax Holdings, Ltd., Sr. Sec'd. Bond, Ser. B (United Kingdom).......  Baa3     10.41% 12/31/20     13,750   14,850,000
  Eott Energy Partners LP, Sr. Notes......................................  Ba2      11.00% 10/01/09      2,000    2,155,000
  Midland Funding Corp., Debs.............................................  Ba3      11.75% 07/23/05      6,170    6,682,666
  Midland Funding II......................................................  Ba3      13.25% 07/23/06      2,875    3,329,451
  Parker Drilling Co., Sr. Notes, Ser. D..................................   B1       9.75% 11/15/06      2,065    2,095,975
  Seven Seas Petroleum, Inc., Sr. Sub. Notes, Ser. B......................  Caa1     12.50% 05/15/05      1,500      600,000
  Tesoro Petroleum Corp., Sr. Sub. Notes..................................   B1       9.00% 07/01/08      2,965    3,024,300
  Universal Compression Holdings, Sr. Disc. Notes, Zero Coupon
   (until 02/15/03).......................................................   B1      9.875% 02/15/08      1,750    1,592,500
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands) (cost $2,978,000;
   purchased 07/31/98)(f).................................................   Ba3     12.00% 10/30/07      2,958    2,987,580
                                                                                                                ------------
                                                                                                                  42,308,472
                                                                                                                ------------
Entertainment -- 0.9%
  Alliance Atlantis, Sr. Sub. Notes.......................................   NR      13.00% 12/15/09      3,520    3,696,000
  YankeeNets LLC, Sr. Notes, (cost $2,100,000; purchased 03/09/00)(d)(f)..   B1      12.75% 03/01/07      2,100    2,136,750
                                                                                                                ------------
                                                                                                                   5,832,750
                                                                                                                ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

June 30, 2001 (Unaudited)


                                                                                                       Principal
                                                                             Moody's Interest Maturity  Amount       Value
                                                                             Rating    Rate     Date     (000)      (Note 2)
CORPORATE BOND (Continued)                                                   ------- -------- -------- ---------- ------------
Financial Services -- 3.2%
  Aircraft Funding, PIK.....................................................   NR      12.00% 07/15/49 $      987 $    394,624
  AmeriCredit Corp., Sr. Notes(d)...........................................   B1       9.25% 02/01/04      1,350    1,343,250
  AmeriCredit Corp., Sr. Notes(d)...........................................   B1      9.875% 04/15/06      3,000    3,015,000
  Calair Capital Corp., Sr. Notes...........................................  Ba2      8.125% 04/01/08        400      386,000
  Delta Financial Corp., Sr. Notes, (cost $1,066,832; purchased 7/18/97)(f).  Caa2      9.50% 08/01/04      1,075      440,750
  Green Tree Financial Corp., Ser. A........................................   B1       6.50% 09/26/02     11,350   10,842,882
  Hanvit Bank, Sr. Sub. Notes...............................................   B1      12.75% 03/01/10      1,200    1,287,682
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A.................................  Ba2      11.19% 06/15/13      2,000    1,811,250
  Western Financial Bank....................................................   B2      8.875% 08/01/07      1,140    1,080,150
                                                                                                                  ------------
                                                                                                                    20,601,588
                                                                                                                  ------------
Food & Beverage -- 1.2%
  Agrilink Foods, Inc., Sr. Gtd. Notes......................................   B3     11.875% 11/01/08      2,260    2,079,200
  Ameriking, Inc., Sr. Notes................................................   B3      10.75% 12/01/06        500       90,000
  Carrols Corp., Sr. Notes..................................................   B2       9.50% 12/01/08      2,885    2,538,800
  Fresh Foods, Inc., Bonds..................................................   B3      10.75% 06/01/06      2,210      707,200
  Grupo Azucarero, Sr. Notes (Mexico) (cost $2,560,367: purchased
   6/24/98)(b)(f)...........................................................   D       11.50% 01/15/05      2,900      145,000
  Pilgrim's Pride Corp., Sr. Sub. Notes.....................................   B1     10.875% 08/01/03      1,919    1,919,000
  Premium Standard Farms, (cost $284,644; purchased 09/17/96)(f)............   NA      11.00% 09/17/03        285      284,644
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(b)................   NA      11.00% 06/15/09        465        4,647
                                                                                                                  ------------
                                                                                                                     7,768,491
                                                                                                                  ------------
Gaming -- 3.9%
  Aztar Corp., Sr. Sub. Notes...............................................  Ba3      8.875% 05/15/07      1,250    1,265,625
  Circus Enterprises, Inc., Sr. Notes.......................................  Aa3       6.45% 02/01/06      1,220    1,124,084
  Circus Enterprises, Inc., Sr. Notes.......................................  Aa3       6.70% 11/15/96      1,680    1,646,383
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes..............................   B2       9.50% 04/01/09      2,000    2,050,000
  Fitzgeralds Gaming Corp., Sr. Notes (cost $2,271,503; purchased
   12/22/97)(b)(f)..........................................................   B3      12.25% 12/15/04      2,204    1,322,278
  Harveys Casino Resorts, Sr. Sub. Notes....................................   B2     10.625% 06/01/06      2,960    3,130,200
  Hilton Hotels, Sr. Notes..................................................  Baa1      7.50% 12/15/17        285      252,633
  Hollywood Casino Corp.....................................................   B3      11.25% 05/01/07      1,280    1,356,800
  Hollywood Park, Inc., Sr. Sub. Notes......................................   B2       9.25% 02/15/07      3,500    3,220,000
  Isle Capri Black Hawk LLC, First Mtge. Notes..............................   B2      13.00% 08/31/04      4,000    4,360,000
  Mandalay Resort Group, Sr. Sub. Deb. Notes................................  Ba3      7.625% 07/15/13      2,000    1,740,000
  Park Place Entertainment Corp., Sr. Sub. Notes............................  Ba2      9.375% 02/15/07        355      372,750
  Station Casinos, Inc., Sr. Sub. Notes.....................................   B1       9.75% 04/15/07        150      154,500
  Station Casinos, Inc., Sr. Sub. Notes.....................................   B1      9.875% 07/01/10      2,155    2,246,587
  Sun International Hotels, Ltd., Sr. Sub. Notes............................   B1      8.625% 12/15/07      1,000    1,005,000
                                                                                                                  ------------
                                                                                                                    25,246,840
                                                                                                                  ------------
Industrials -- 1.3%
  Great Lakes Carbon Corp., Sr. Sub. Notes..................................   B3      10.25% 05/15/08      2,000    1,180,000
  International Wireless Group, Inc., Sr. Sub. Notes........................   NR      11.75% 06/01/05        700      706,125
  International Wireless Group, Inc., Sr. Sub. Notes........................   B3      11.75% 06/01/05      3,000    3,060,000
  Motors & Gears, Inc., Sr. Notes...........................................   B3      10.75% 11/15/06      3,500    3,465,000
  Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/1/03)........   C       9.875% 06/01/08      2,375       47,500
                                                                                                                  ------------
                                                                                                                     8,458,625
                                                                                                                  ------------
Insurance -- 2.9%
  Conseco, Inc..............................................................   B1       8.50% 10/15/02      3,035    2,974,300
  Conseco, Inc.(d)..........................................................   B1       8.75% 02/09/04     10,000    9,450,000
  Conseco, Inc., Sr. Notes..................................................   B1      10.75% 06/15/08      6,415    6,286,700
                                                                                                                  ------------
                                                                                                                    18,711,000
                                                                                                                  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

June 30, 2001 (Unaudited)


                                                                                             Principal
                                                                   Moody's Interest Maturity  Amount       Value
                                                                   Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                        ------- -------- -------- ---------- ------------
Leisure -- 0.8%
  Bally Total Fitness Holdings, Sr. Sub. Notes, Ser. D............   B3      9.875% 10/15/07 $    2,225 $  2,202,750
  ITT Corp., Sr. Sub. Notes, Ser. B...............................  Ba1      7.375% 11/15/15      1,250    1,144,387
  Premier Parks, Inc., Sr. Notes(d)...............................   B3       9.75% 06/15/07      2,000    2,040,000
                                                                                                        ------------
                                                                                                           5,387,137
                                                                                                        ------------
Lodging -- 1.3%
  Extended Stay America, Inc., Sr. Sub. Notes.....................   B2      9.875% 06/15/11      1,860    1,846,050
  Felcore Lodging LP, Sr. Gtd. Notes(d)...........................  Ba2       9.50% 09/15/08      1,375    1,396,835
  Host Marriott Corp., Sr. Gtd. Notes.............................  Ba2      7.875% 08/01/08      3,350    3,149,000
  La Quinta Inns, Inc., Sr. Notes.................................  Ba3       7.25% 03/15/04      1,000      940,000
  La Quinta Inns, Inc., Sr. Notes.................................  Ba3       7.40% 09/15/05      1,000      900,000
                                                                                                        ------------
                                                                                                           8,231,885
                                                                                                        ------------
Manufacturing -- 1.4%
  Actuant Corp., Sr. Sub. Notes, Ser. A...........................   B3      13.00% 05/01/09        700      707,000
  Blount, Inc., Gtd. Notes(d).....................................   B2       7.00% 06/15/05        820      631,400
  Gentek, Inc., Sr. Sub. Notes....................................   B2      11.00% 08/01/09      3,330    2,730,600
  MSX International, Inc., Gtd. Notes.............................   B3     11.375% 01/15/08      1,750    1,610,000
  Nortek, Inc., Sr. Sub. Notes(d).................................   B3      9.875% 06/15/11      1,500    1,443,750
  Polymer Group, Inc., Sr. Sub. Notes, Ser. B.....................   B2       8.75% 03/01/08        855      316,350
  Polymer Group, Inc., Sr. Sub. Notes, Ser. B.....................   B2       9.00% 07/01/07        570      216,600
  Terex Corp., Sr. Sub. Notes.....................................   B2     10.375% 04/01/11      1,420    1,462,600
  Venture Holdings, Inc., Sr. Notes, Ser. B.......................   B2       9.50% 07/01/05        305      237,900
                                                                                                        ------------
                                                                                                           9,356,200
                                                                                                        ------------
Miscellaneous Services -- 0.5%
  Coinstar, Inc., Sr. Disc. Notes, Zero Coupon (until 10/1/01)....   NR      13.00% 09/30/06      3,275    3,242,250
                                                                                                        ------------
Oil & Gas -- 1.5%
  Comstock Resources, Inc., Sr. Notes.............................   B2      11.25% 05/01/07      4,500    4,758,750
  Houston Exploration Co., Sr. Sub. Notes.........................   B2      8.625% 01/01/08        815      810,925
  Leviathan Gas, Sr. Sub. Notes...................................  Ba2     10.375% 06/01/09      2,000    2,130,000
  Swift Energy Co., Sr. Sub. Notes................................   B2      10.25% 08/01/09      2,015    2,156,050
                                                                                                        ------------
                                                                                                           9,855,725
                                                                                                        ------------
Paper & Packaging -- 0.7%
  Caraustar Industries, Inc., Sr. Sub. Notes......................  Ba1      9.875% 04/01/11        660      607,200
  Doman Industries, Ltd., Sr. Notes...............................  Caa1      8.75% 03/15/04      1,270      838,200
  Doman Industries, Ltd., Sr. Notes...............................  Caa1      9.25% 11/15/07      1,630      929,100
  Doman Industries, Ltd., Gtd. Notes(d)...........................   B3      12.00% 07/01/04      1,260    1,297,800
  Graham Packaging, Sr. Disc. Notes, Zero Coupon (until 01/15/03).  Caa1     10.75% 01/15/03      1,100      550,000
                                                                                                        ------------
                                                                                                           4,222,300
                                                                                                        ------------
Printing & Publishing -- 2.3%
  American Color Graphics, Inc....................................  Caa1     12.75% 08/01/05      4,500    4,455,000
  Canwest Media, Inc., Sr. Sub. Notes(d)..........................   B2     10.625% 05/15/11      3,000    3,045,000
  PRIMEDIA, Inc., Sr. Notes.......................................  Ba3      8.875% 05/15/11      2,000    1,850,000
  Quebecor Media, Inc, Sr. Notes (Canada).........................   B2     11.125% 07/15/11      3,500    3,465,000
  Quebecor Media, Inc., Sr. Disc. Notes (Canada)..................   B2      13.75% 07/15/11      4,000    2,080,000
                                                                                                        ------------
                                                                                                          14,895,000
                                                                                                        ------------
Real Estate -- 1.2%
  Blum CB Corp., Gtd. Notes.......................................   B2      11.25% 06/15/11      2,500    2,456,250
  CB Richards Ellis Svcs., Inc., Sr. Sub. Notes...................   B1      8.875% 06/01/06      1,600    1,724,000
  Intrawest Corp..................................................   B1      10.50% 02/01/10      1,775    1,846,000
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........   NR       9.75% 04/01/08      1,750    1,697,500
                                                                                                        ------------
                                                                                                           7,723,750
                                                                                                        ------------
Restaurants -- 0.6%
  Tricon Global Restaurants, Inc., Sr. Notes......................  Ba1      8.875% 04/15/11      4,000    4,090,000
                                                                                                        ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

June 30, 2001 (Unaudited)



                                                                                                              Principal
                                                                                    Moody's Interest Maturity  Amount
                                                                                    Rating    Rate     Date     (000)
CORPORATE BONDS (Continued)                                                         ------- -------- -------- ----------
Retail -- 3.7%
  Dillard's, Inc...................................................................  Ba1      6.125% 11/01/03 $      700
  Dillard's, Inc., Ser. A(d).......................................................  Ba1       6.43% 08/01/04      1,820
  French Fragrances, Inc., Sr. Notes, Ser. B.......................................   B2     10.375% 05/15/07        470
  Kmart Corp., Notes...............................................................  Baa3     9.875% 06/15/08      2,000
  Rite Aid Corp....................................................................  Caa3      6.00% 12/15/05      2,695
  Rite Aid Corp., Deb. Notes.......................................................  Caa3     6.875% 08/15/13      2,000
  Rite Aid Corp.(d)................................................................  Caa3     6.875% 12/15/28      2,800
  Rite Aid Corp., Deb. Notes.......................................................  Caa3      7.70% 02/15/27      3,000
  Rite Aid Corp., Sr. Notes(d).....................................................  Caa2     11.25% 07/01/08      2,500
  Saks, Inc., Gtd. Notes...........................................................  Ba1      7.375% 02/15/19      4,500
  Specialty Retailers, Inc., Gtd. Notes(b)(d)......................................   Ca       8.50% 07/15/05      1,615
  The Great Atlantic & Pacific Tea Co., Inc........................................   B2       7.75% 04/15/07      2,625
  Winn-Dixie Stores, Inc., Gtd. Notes(d)...........................................  Ba2      8.875% 04/01/08      3,000



Semiconductors -- 0.5%
  Amkor Technology, Inc., Sr. Notes(d).............................................  Ba3       9.25% 02/15/08        785
  Fairchild Semiconductor Corp., Sr. Sub. Notes(d).................................   B2      10.50% 02/01/09      2,740



Steel & Metals -- 1.1%
  AK Steel Corp., Sr. Notes(d).....................................................  Ba2      9.125% 12/15/06        630
  Century Aluminum Co., First Mtge. Notes..........................................  Ba3      11.75% 04/15/08      1,510
  Kaiser Aluminum & Chemical Corp., Sr. Notes, Ser. B..............................   B2     10.875% 10/15/06        900
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes, (cost $681,249;
   purchased 7/7/98)(f)............................................................   B3      12.75% 02/01/03        680
  Lukens, Inc......................................................................  Caa1     7.625% 08/01/04      1,200
  Sheffield Steel Corp., First Mtge. Notes(b)......................................   NR      11.50% 12/01/05      3,130
  USEC, Inc., Sr. Notes............................................................  Ba1       6.75% 01/20/09      1,000
  Wheeling-Pittsburgh Corp., Sr. Notes(b)..........................................   D        9.25% 11/15/07      2,600
  WHX Corp., Sr. Notes.............................................................   D       10.50% 04/15/05      2,490



Supermarkets -- 0.6%
  Core-Mark International, Inc., Sr. Sub. Notes....................................   B3     11.375% 09/15/03        395
  Homeland Stores, Inc., Sr. Notes(b)..............................................   NR      10.00% 08/01/03      4,260
  Pantry, Inc., Sr. Notes..........................................................   B3      10.25% 10/15/07      2,615



Technology -- 0.2%
  Ampex Corp., Sr. Notes...........................................................   NR      12.00% 03/15/03      5,000

Telecommunications -- 13.7%
  Alamosa Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/02).............  Caa1    12.875% 02/15/10      6,390
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon (until
   02/15/03).......................................................................   B3     12.875% 02/15/03      2,140
  American Tower Corp., Sr. Notes Ser. A...........................................   B3      9.375% 02/01/09      2,000
  Birch Telecommunications, Inc., Sr. Notes........................................   NR      14.00% 06/15/08      2,500
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(b)(f).....................................   NR      14.00% 10/01/07      3,680
  Echostar Broadband Corp., Sr. Notes(d)...........................................   B1     10.375% 10/01/07      4,600
  Exodus Communications, Inc., Sr. Notes...........................................   NR      10.75% 12/15/09      1,680
  Exodus Communications, Inc., Sr. Notes, (cost $6,290,145; purchased
   6/28/00)(f).....................................................................   B3     11.625% 07/15/10      5,425
  FairPoint Communications, Inc., Sr. Sub. Notes...................................   B3      12.50% 05/01/10      2,120
  Global Crossing Holdings Ltd., Sr. Notes(d)......................................  Ba2       9.50% 11/15/09      3,000
  GST Telecommunications, Inc., Conv. Sr. Disc. Notes..............................   NR     13.875% 12/15/05        650
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05)............  Caa1     13.25% 02/01/05      3,050
  Impsat Corp., Gtd. Sr. Notes(d)..................................................   B2     12.125% 07/15/03        795
  Impsat Corp., Sr. Notes..........................................................   B3     12.375% 06/15/08      2,540

                                                                                       Value
                                                                                      (Note 2)
CORPORATE BONDS (Continued)                                                         ------------
Retail -- 3.7%
  Dillard's, Inc................................................................... $    661,003
  Dillard's, Inc., Ser. A(d).......................................................    1,698,206
  French Fragrances, Inc., Sr. Notes, Ser. B.......................................      461,775
  Kmart Corp., Notes...............................................................    1,945,858
  Rite Aid Corp....................................................................    2,223,375
  Rite Aid Corp., Deb. Notes.......................................................    1,480,000
  Rite Aid Corp.(d)................................................................    1,904,000
  Rite Aid Corp., Deb. Notes.......................................................    2,205,000
  Rite Aid Corp., Sr. Notes(d).....................................................    2,521,875
  Saks, Inc., Gtd. Notes...........................................................    3,330,000
  Specialty Retailers, Inc., Gtd. Notes(b)(d)......................................      444,125
  The Great Atlantic & Pacific Tea Co., Inc........................................    2,100,000
  Winn-Dixie Stores, Inc., Gtd. Notes(d)...........................................    3,030,000
                                                                                    ------------
                                                                                      24,005,217
                                                                                    ------------
Semiconductors -- 0.5%
  Amkor Technology, Inc., Sr. Notes(d).............................................      751,637
  Fairchild Semiconductor Corp., Sr. Sub. Notes(d).................................    2,671,500
                                                                                    ------------
                                                                                       3,423,137
                                                                                    ------------
Steel & Metals -- 1.1%
  AK Steel Corp., Sr. Notes(d).....................................................      643,387
  Century Aluminum Co., First Mtge. Notes..........................................    1,570,400
  Kaiser Aluminum & Chemical Corp., Sr. Notes, Ser. B..............................      859,500
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes, (cost $681,249;
   purchased 7/7/98)(f)............................................................      615,400
  Lukens, Inc......................................................................      300,000
  Sheffield Steel Corp., First Mtge. Notes(b)......................................      782,500
  USEC, Inc., Sr. Notes............................................................      859,300
  Wheeling-Pittsburgh Corp., Sr. Notes(b)..........................................       78,000
  WHX Corp., Sr. Notes.............................................................    1,170,300
                                                                                    ------------
                                                                                       6,878,787
                                                                                    ------------
Supermarkets -- 0.6%
  Core-Mark International, Inc., Sr. Sub. Notes....................................      381,175
  Homeland Stores, Inc., Sr. Notes(b)..............................................      979,800
  Pantry, Inc., Sr. Notes..........................................................    2,536,550
                                                                                    ------------
                                                                                       3,897,525
                                                                                    ------------
Technology -- 0.2%
  Ampex Corp., Sr. Notes...........................................................    1,500,000
                                                                                    ------------
Telecommunications -- 13.7%
  Alamosa Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/02).............    2,875,500
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon (until
   02/15/03).......................................................................    1,219,800
  American Tower Corp., Sr. Notes Ser. A...........................................    1,870,000
  Birch Telecommunications, Inc., Sr. Notes........................................    1,000,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(b)(f).....................................       29,440
  Echostar Broadband Corp., Sr. Notes(d)...........................................    4,531,000
  Exodus Communications, Inc., Sr. Notes...........................................      554,400
  Exodus Communications, Inc., Sr. Notes, (cost $6,290,145; purchased
   6/28/00)(f).....................................................................    1,844,500
  FairPoint Communications, Inc., Sr. Sub. Notes...................................    1,908,000
  Global Crossing Holdings Ltd., Sr. Notes(d)......................................    2,190,000
  GST Telecommunications, Inc., Conv. Sr. Disc. Notes..............................      208,000
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05)............      960,750
  Impsat Corp., Gtd. Sr. Notes(d)..................................................      357,750
  Impsat Corp., Sr. Notes..........................................................      965,200

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

June 30, 2001 (Unaudited)


                                                                                                         Principal
                                                                               Moody's Interest Maturity  Amount       Value
                                                                               Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                    ------- -------- -------- ---------- ------------
  Insight Midwest, Sr. Notes(d)...............................................   B1      10.50% 11/01/10 $    2,000 $  2,110,000
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03).   B3      10.50% 12/01/08      4,760    1,023,400
  Level 3 Communications, Inc., Sr. Notes.....................................   B3      11.00% 03/15/08        615      267,525
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05).   B3     12.875% 03/15/10     20,000    4,500,000
  McLeodUSA, Inc., Sr. Disc. Notes, Zero Coupon (until 03/01/02)..............   B1      10.50% 03/01/07      5,445    2,831,400
  McLeodUSA, Inc., Sr. Notes..................................................   B1      12.00% 07/15/08      2,000    1,160,000
  Microcell Telecommunications, Zero Coupon (until 06/01/04)..................   B3      12.00% 06/01/09      5,500    2,255,000
  Millicom International Cellular SA, Sr. Sub. Disc. Notes....................   B3      13.50% 06/01/06      2,835    2,494,800
  Motorola, Inc...............................................................   A2       6.75% 02/01/06      1,140    1,064,350
  Netia Holdings, Sr. Notes(d)................................................   B2      10.25% 11/01/07      1,500      615,000
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/01/02)...............   B2      11.25% 11/01/07      3,480    1,357,200
  Nextel Communications, Inc., Sr. Notes......................................   B1      9.375% 11/15/09      9,500    7,505,000
  Nextel Communications, Inc., Sr. Notes......................................   B1       9.50% 02/01/11      7,500    5,700,000
  Nextel Communications, Inc., Sr. Sub. Notes, Zero Coupon (until 09/15/02)...   B1      10.65% 09/15/07      8,580    5,834,400
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04)........   B3      14.00% 02/01/09      1,661      946,770
  Nextlink Communications, Inc., Sr. Notes....................................   B2      10.50% 12/01/09      2,140      684,800
  Nortel Networks, Ltd., Notes................................................   A3      6.125% 02/15/06      1,100      941,952
  Northeast Optic, Sr. Notes..................................................   NR      12.75% 08/15/08        745      208,600
  Pagemart Nationwide, Inc., Sr. Disc. Notes..................................   B3      15.00% 02/01/05      2,550      204,000
  Price Communications Wireless, Inc., Sr. Sub. Notes.........................   B2      11.75% 07/15/07      1,750    1,872,500
  Rogers Wireless Communications, Inc., Sr. Sec'd Notes.......................  Baa3     9.625% 05/01/11      1,300    1,306,500
  Telewest PLC, Sr. Disc. Deb., Zero Coupon (until 07/12/01) (United Kingdom).   B2      11.00% 10/01/07      2,850    2,365,500
  Telewest PLC, Sr. Disc. Notes...............................................   B2     11.375% 02/01/10      1,500      720,000
  Tritel PCS, Inc., Gtd. Notes................................................   B3     10.375% 01/15/11      1,750    1,596,875
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until 05/15/04).............   B3      12.75% 05/15/09      4,000    2,540,000
  Versatel Telecom, Sr. Notes(d)..............................................   B3      13.25% 05/15/08      1,010      383,800
  Viasystems, Inc., Sr. Sub. Notes............................................   B3       9.75% 06/01/07      1,755      859,950
  VoiceStream Wireless Corp., Sr. Disc. Notes(d)..............................   B2     10.375% 11/15/09      1,840    2,097,600
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon
   (until 11/15/04)(d)........................................................   B2     11.875% 11/15/09     10,515    8,727,450
  Williams Communications Group, Inc., Sr. Notes..............................   B2     10.875% 10/01/09      5,080    2,032,000
  Williams Communications Group, Inc., Sr. Notes..............................   B2     11.875% 08/01/10      7,150    2,895,750
                                                                                                                    ------------
                                                                                                                      89,616,462
                                                                                                                    ------------
Textiles -- 1.0%
  Cluett American Corp., Sr. Sub. Notes.......................................   B3     10.125% 05/15/08      3,060    2,233,800
  Foamex L.P., Sr. Sub. Notes.................................................   B3      9.875% 06/15/07      1,410      916,500
  Kasper A.S.L, Ltd., Sr. Notes(b)............................................   NR      13.00% 03/31/04      7,171    3,585,500
                                                                                                                    ------------
                                                                                                                       6,735,800
                                                                                                                    ------------
Transportation -- 0.2%
  Holt Group, Inc., Sr. Notes(b)..............................................   D        9.75% 01/15/06        800       40,000
  Stena AB, Sr. Notes, (Sweden)...............................................  Ba3       8.75% 06/15/07        950      855,000
  Trism, Inc., Gtd. Notes(b)..................................................   NR      12.00% 02/15/05      1,305      130,465
                                                                                                                    ------------
                                                                                                                       1,025,465
                                                                                                                    ------------
Utilities -- 3.9%
  AES Corp., Sr. Notes........................................................  Ba1       8.75% 12/15/02      5,000    5,050,000
  AES Corp., Sr. Sub. Notes...................................................  Ba1      8.875% 11/01/27      1,165    1,147,525
  AES Corp., Sr. Sub. Notes(d)................................................  Ba1       9.50% 06/01/09      5,000    5,100,000
  Intermedia Communications, Inc., Sr. Disc. Notes, Zero Coupon
   (until 07/15/02)...........................................................   B2      11.25% 07/01/07      4,000    3,520,000
  Orion Power Holdings, Inc...................................................  Ba3      12.00% 05/01/10      4,900    5,439,000
  PSEG Energy Holdings, Inc., Sr. Notes.......................................  Ba1      10.00% 10/01/09      4,000    4,304,084
  Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C.................  Baa2     9.681% 07/02/26      1,000    1,053,800
                                                                                                                    ------------
                                                                                                                      25,614,409
                                                                                                                    ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

June 30, 2001 (Unaudited)


                                                                                        Principal
                                                         Moody's   Interest   Maturity   Amount       Value
                                                         Rating      Rate       Date      (000)      (Note 2)
CORPORATE BONDS (Continued)                                ------- --------   --------  ---------- ------------
Waste Management -- 2.2%
  Allied Waste of North America, Inc., Sr. Sub. Notes..   Ba3        7.375%  01/01/04   $    1,000 $    985,000
  Allied Waste of North America, Inc., Sr. Notes.......   Ba3        7.625%  01/01/06        3,250    3,201,250
  Allied Waste of North America, Inc., Sr. Notes.......   Ba3        7.875%  01/01/09        4,560    4,423,200
  Allied Waste of North America, Inc., Sr. Notes.......    B2        10.00%  08/01/09        3,810    3,914,775
  Browning-Ferris Industries, Inc., Deb. Notes.........   Ba3         7.40%  09/15/35        2,000    1,672,500
  GNI Group, Inc., Sr. Notes(b)........................   Baa1      10.875%  07/15/05        4,000      240,000
                                                                                                   ------------
                                                                                                     14,436,725
                                                                                                   ------------
TOTAL CORPORATE BONDS
 (cost $703,322,595)..............................................................................  577,122,359
                                                                                                   ------------
FOREIGN GOVERNMENT BONDS
  Republic of Venezuela (cost $280,161).................   B2        7.375%  12/18/07          310      261,911
                                                                                                   ------------
                                                                                         Shares
                                                                                        ----------
COMMON STOCKS -- 0.4%
  Adelphia Business Solutions, Inc., (Class B)(a)....................................     26,000      127,579
  Classic Communications, Inc.(a)....................................................      6,000        5,280
  Dr. Pepper Bottling Holdings, Inc., (Class B) (cost $5,226; purchased 10/21/88)(a)(f)      5,807      145,175
  Geotek Communications, Inc.(a).....................................................      4,512           45
  Premier Cruises, Ltd., (cost $0; purchased 09/15/99)(a)(f).........................     74,058          741
  PSF Holdings Group, Inc., (cost $374,377; purchased 09/17/96)(a)(f)................     22,025      330,375
  Purina Mills, Inc.(a)..............................................................     73,288    1,758,912
  Samuels Jewelers, Inc.(a)..........................................................     36,825       26,514
  Star Gas Partners L.P..............................................................      2,561       53,397
  Trism, Inc.(a).....................................................................     82,628       50,403
  Waste Systems International, Inc., (cost $1,970,169; purchased 02/01/99)(f)........    503,351       15,101
                                                                                                   ------------
TOTAL COMMON STOCKS
 (cost $8,494,111)................................................................................    2,513,522
                                                                                                   ------------
PREFERRED STOCKS -- 5.7%
  AmeriKing, Inc., Sr. Notes PIK.....................................................     31,256          313
  Century Maintenance Supplies, PIK(a)...............................................     58,633    4,397,458
  Contour Energy Co..................................................................     38,400      385,920
  CSC Holdings, Inc..................................................................     40,704    4,345,152
  CSC Holdings, Inc., PIK............................................................     60,000    6,442,500
  Dobson Communications, PIK.........................................................      5,500    4,785,000
  Eagle-Picher Holdings, Inc.(a).....................................................        170      255,000
  Electronic Retailing Systems International, (Cost $0; purchased 09/09/97)(a)(f)....      1,046           11
  Fitzgeralds Gaming, Inc.(a)........................................................     50,000       50,000
  Geneva Steel, Inc.(a)..............................................................     22,000          220
  Global Crossing Holdings, Ltd., PIK................................................     16,250      812,500
  Intermedia Communications, Inc., PIK(a)............................................      4,400           44
  Intermediate Operating Co., Inc....................................................  2,695,095       26,951
  Kaiser Government Programs, Inc.(a)................................................     39,058          391
  Kaiser Group Holdings, Inc.(a).....................................................     47,055          470
  Kaiser Group Holdings, Inc.(a).....................................................     39,058    1,367,018
  New Millenium Homes(a).............................................................      3,000           30
  Nextel Communications, Inc., PIK...................................................      1,207      675,920
  Paxon Communications, Inc., PIK....................................................        831    7,766,194
  Premocor USA, Inc..................................................................        700      140,013
  PRIMEDIA, Inc......................................................................     44,668    3,841,448
  Sinclair Broadcast Group, Inc., PIK................................................     10,000      920,000
  TVN Entertainment(a)...............................................................    132,720      398,160

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

June 30, 2001 (Unaudited)


                                                                                              Value
                                                                                   Shares    (Note 2)
PREFERRED STOCKS (Continued)                                                       ------- ------------
  Viasystems, Inc., PIK(a)........................................................  53,835 $    403,760
  World Access, Inc., (cost $2,000,000; purchased 02/11/00)(a)(f).................   1,435        4,304
                                                                                           ------------
TOTAL PREFERRED STOCKS
 (cost $56,372,463).........................................................................   37,018,7
                                                                                           ------------

                                                                      Expiration
                                                                         Date      Units
WARRANTS(a) -- 0.5%                                                     ---------- -------
  Allegiance Telecommunications, Inc..............................  02/03/08       3,800      121,600
  American Banknote Corp..........................................  12/01/02       2,500            0
  Ampex Corp......................................................  03/15/03     170,000        1,700
  Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f).......  03/15/05       1,295           13
  Bell Technology Group, Ltd......................................  05/01/05       1,250           12
  Bestel SA.......................................................  05/15/05       2,500       25,000
  Birch Telecom, Inc..............................................  06/15/08       2,500        5,000
  Cellnet Data Systems, Inc.......................................  09/15/01       7,010           70
  Delta Financial Corp............................................  12/21/10      11,395            0
  Electronic Retailing Systems....................................  02/01/04       2,000           20
  GT Group Telecommunication, Inc.................................  02/01/10       3,050       91,030
  Harborside Healthcare Corp......................................  08/01/09      27,270          273
  HFI Holdings....................................................  07/15/02      18,093          181
  ICG Communications, Inc.........................................  10/15/05      20,790          208
  Inter Act Systems, Inc..........................................  08/01/03       4,400           44
  Intermediate Act Electronic Mktg, Inc...........................  12/15/09       4,400           44
  McCaw Int'l, Ltd................................................  04/15/07       1,650       32,794
  MGC Communications, Inc.........................................  10/01/04       1,950      126,750
  Pagemart, Inc...................................................  12/31/03       9,200        3,680
  Powertel, Inc...................................................  02/01/06       6,720      268,800
  Price Communications Cellular Holdings..........................  08/01/07       6,880      344,000
  Primus Telecommunications Group.................................  08/01/04       1,500           15
  R & B Falcon....................................................  05/01/09       2,875    1,840,000
  Star Choice Communications, Inc., (cost $0; purchased 12/18/97)(f)  12/15/05      69,480      486,360
  Sterling Chemical Holdings, Inc.................................  08/15/08         560          420
  Tellus Corp.....................................................  09/15/05      42,866            0
  USN Communications, Inc.........................................  08/15/04      10,590          106
  Verado Holdings, Inc., Ser. B...................................  04/15/08       1,175        5,875
  Versatel Telecommunications.....................................  05/15/08       2,000       44,000
  Wam!Net, Inc....................................................  03/01/05       3,000           30
  Waste Systems International.....................................  01/15/06      60,000          600
  XM Satellite Radio, Inc.........................................  03/03/10       5,005            0
                                                                                           ------------
TOTAL WARRANTS
 (cost $2,071,258)..........................................................................    3,398,6
                                                                                           ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $770,540,588)........................................................................  620,315,1
                                                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

June 30, 2001 (Unaudited)


                                                                               Principal
                                                    Moody's Interest Maturity   Amount        Value
SHORT-TERM INVESTMENTS -- 17.3%                     Rating    Rate     Date      (000)       (Note 2)
CORPORATE BONDS -- 1.9%                             ------- -------- -------- ------------ ------------
Automotive Parts -- 0.5%
  AM General Corp., Sr. Notes......................   B3     12.875% 05/01/02 $      3,375 $  3,244,219
                                                                                           ------------
Commercial Services -- 0.4%
  Comdisco, Inc....................................  Baa2      5.95% 04/30/02        1,000      760,000
  Comdisco, Inc.(d)................................  Baa2      6.00% 01/30/02        2,000    1,520,000
                                                                                           ------------
                                                                                              2,280,000
                                                                                           ------------
Consumer Products
  Electronic Retailing Systems International.......   NR      10.00% 08/01/01          141       53,450
                                                                                           ------------
Energy -- 0.2%
  CMS Energy Corp..................................  Ba3      8.125% 05/15/02        1,500    1,514,700
                                                                                           ------------
Industrials -- 0.3%
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes.   B2      9.875% 02/15/02        2,210    2,187,900
                                                                                           ------------
Retail -- 0.3%
  Family Restaurants, Inc.(b)......................   Ca       9.75% 01/24/02        3,000    1,800,000
                                                                                           ------------
Telecommunications -- 0.2%
  Bestel SA de CV, Sr. Disc. Notes (Mexico)........   NR      12.75% 08/15/01        2,000    1,160,000
                                                                                           ------------
TOTAL CORPORATE BONDS.....................................................................   12,240,269
                                                                                           ============
                                                                                Shares
                                                                              ------------
MUTUAL FUNDS -- 15.4%
  Prudential Core Investment Fund -- Taxable Money Market Series(c)
   (Note 4)................................................................  100,792,140  100,792,140
                                                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $116,471,317)......................................................................  113,032,409
                                                                                           ------------
TOTAL INVESTMENTS -- 112.4%
 (cost $887,011,905; Note 6)..............................................................  733,347,603
LIABILITIES IN EXCESS OF OTHER ASSETS -- (12.4%)..........................................  (80,629,857)
                                                                                           ------------
TOTAL NET ASSETS -- 100.0%................................................................ $652,717,746
                                                                                           ============

The following abbreviations are used in portfolio descriptions:

AB   Aktiebolag (Swedish Stock Company)
L.P. Limited Partnership
NR   Not Rated
NV   Naamloze Vennootschap (Dutch Corporation)
PIK  Payment in kind securities
PLC  Public Limited Company (British Corporation)
SA   Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Represents issuer in default on interest payments, non-income producing security.

(c)A portion of the security purchased with cash collateral from securities on loan.

(d)Portion of securities on loan with an aggregate market value of $83,602,823; cash collateral of $86,144,848 was received with which the portfolio purchased securities.

(e)Indicates a fair valued security. The aggregate value, $1,400,207 is approximately 0.21% of net assets.

(f)Indicates a restricted security; the aggregate cost of the restricted security is $26,772,494. The aggregate value, $9,739,029 is approximately 1.5% of net assets.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

                            MONEY MARKET PORTFOLIO

June 30, 2001 (Unaudited)



                                                           Principal
                                         Interest Maturity  Amount       Value
                                           Rate     Date     (000)      (Note 2)
                                         -------- -------- --------- --------------
Bank Notes -- 1.8%
  Bank One N.A.......................... 4.05125% 07/20/01  $10,000  $   10,003,675
  Bank One N.A..........................   4.517% 07/24/01    5,000       5,003,098
  Comerica Bank, N.A.................... 4.03125% 07/06/01    6,000       6,000,005
  First National Bank Chicago, IL (a)...    4.18% 08/20/01    4,500       4,500,764
                                                                     --------------
                                                                         25,507,542
                                                                     --------------
Certificates of Deposit-Canadian -- 3.2%
  Royal Bank of Canada..................    5.07% 02/13/02   25,000      24,990,681
  Toronto-Dominion Bank.................    4.00% 08/16/01   20,000      20,000,000
                                                                     --------------
                                                                         44,990,681
                                                                     --------------
Certificates of Deposit-Domestic -- 4.1%
  Chase Manhattan Bank..................    3.80% 09/12/01   50,000      50,000,000
  First Tennessee Bank N.A..............    4.30% 07/24/01    8,000       8,000,000
                                                                     --------------
                                                                         58,000,000
                                                                     --------------
Certificates of Deposit-Yankee -- 25.5%
  Banca Intesa SpA......................    4.68% 07/10/01   42,000      41,999,780
  Bank of Nova Scotia...................    4.39% 05/03/02   20,000      19,998,373
  Bayerische Hypotheken und Vereinsbank.    4.05% 08/16/01   30,000      30,000,000
  BNP Paribas...........................    3.78% 12/14/01   20,000      20,000,000
  Commerzbank AG........................    3.95% 08/21/01   20,000      19,997,481
  Deutsche Bank AG......................    4.73% 07/31/01   20,000      20,032,471
  Dexia Bank NY.........................    3.80% 09/13/01    4,000       4,000,000
  Dexia Bank NY.........................    4.11% 07/05/02   25,000      25,000,000
  Dresdner Bank AG......................    5.07% 02/06/02   25,000      24,995,642
  Landesbank Baden Capital..............    4.69% 07/17/01    3,000       2,999,960
  Merita Bank PLC.......................    5.26% 08/01/01    2,000       2,000,017
  Merita Bank PLC.......................   4.735% 09/20/01   10,000      10,000,000
  Norddeutsche Landesbank...............    4.40% 07/20/01   30,000      30,000,000
  Societe Generale......................    4.03% 08/08/01   50,000      50,000,000
  Svenska Handelsbanken.................    7.06% 07/20/01   17,000      17,013,807
  Svenska Handelsbanken.................    5.00% 02/07/02   10,000      10,000,000
  Svenska Handelsbanken.................    4.11% 07/08/02   18,000      18,000,000
  UBS AG................................    4.25% 05/16/02   15,000      15,000,000
                                                                     --------------
                                                                        361,037,531
                                                                     --------------
Certificates of Deposit-Euro -- 5.4%
  Abbey National Treasury Services PLC..    4.23% 08/02/01   40,000      40,017,464
  Banca Commercial Italiana.............    4.70% 07/10/01    7,000       7,000,000
  Banca Intesa SpA......................    3.85% 09/10/01   10,000      10,003,281
  Bayerische Vereinsbank................    5.31% 07/02/01   20,000      20,000,029
                                                                     --------------
                                                                         77,020,774
                                                                     --------------
Commercial Paper -- 42.6%
  Banc One Financial Corp...............    3.90% 07/27/01   25,000      24,929,583
  Bank One Australia, Ltd...............    3.97% 08/13/01    1,700       1,691,939
  BHF Finance, Inc......................    3.79% 12/03/01   21,953      21,594,770
  Black Forest Funding Corp.............    3.85% 07/17/01   21,335      21,298,493
  Blue Ridge Asset Funding..............    3.95% 07/12/01    7,030       7,021,515
  Bradford & Bingley Building Society...    3.95% 08/14/01   10,000       9,951,722
  Bradford & Bingley Building Society...    3.91% 08/17/01   20,322      20,218,262
  Brahms Funding Corp...................    4.04% 07/16/01    6,000       5,989,900
  Brahms Funding Corp...................    4.00% 07/19/01   11,000      10,978,000
  British Aerospace Systems Holdings....    4.85% 07/26/01   15,000      14,949,479
  Caisse Nationale Des Caisses..........    3.96% 08/06/01   18,500      18,426,740
  Caisse Nationale Des Caisses..........    3.94% 08/14/01   20,000      19,903,689
  Clipper Receivables Corp..............    3.88% 07/13/01    8,000       7,989,653
  Commerzbank U.S. Finance..............    4.59% 09/19/01   10,000       9,898,000
  Corporate Asset Funding Co., Inc......    3.80% 07/27/01   25,000      24,931,389
  Den Danske Corp.......................    3.79% 11/21/01   15,000      14,774,179
  Enterprise Funding Corp...............    3.75% 08/28/01    7,344       7,299,630
  Falcon Asset Securitization Corp......    3.79% 07/27/01   64,190      64,014,298
  Ford Motor Credit Co..................    3.96% 07/27/01   24,690      24,619,387

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

June 30, 2001 (Unaudited)


                                                                                                Principal
                                                                              Interest Maturity  Amount       Value
                                                                                Rate     Date     (000)      (Note 2)
                                                                              -------- -------- --------- --------------
Commercial Paper (cont'd.)
  Forrestal Funding Master Trust.............................................    3.77% 07/27/01  $25,000  $   24,931,930
  General Electric Capital Corp..............................................    3.70% 08/16/01   20,152      20,056,726
  Intrepid Funding Master Trust..............................................    4.72% 07/06/01   10,000       9,993,444
  Lone Star Funding LLC......................................................    3.95% 07/18/01    7,000       6,986,943
  Nationwide Building Society................................................    3.82% 11/26/01   12,146      11,955,254
  Nordbanken N.A., Inc.......................................................    5.02% 07/30/01   11,558      11,511,261
  Old Line Funding Corp......................................................    3.88% 07/16/01    6,000       5,990,300
  PACCAR Financial Corp......................................................    3.72% 09/12/01    5,300       5,260,020
  San Paolo US Financial Co..................................................    4.26% 07/06/01   15,100      15,091,066
  Sheffield Receivables Corp.................................................    3.73% 07/25/01   10,000       9,975,133
  Sheffield Receivables Corp.................................................    3.70% 07/26/01   14,494      14,456,759
  Societe Generale N.A., Inc.................................................    5.12% 07/09/01   20,000      19,977,244
  Sony Capital Corp..........................................................    4.00% 07/26/01   10,000       9,972,222
  Spintab SwedMortgage.......................................................    3.96% 08/20/01   15,000      14,917,500
  Swedbank, Inc..............................................................    3.74% 08/15/01    8,400       8,360,730
  Swedbank, Inc..............................................................    4.00% 09/05/01    1,900       1,886,067
  Sweetwater Capital Corp....................................................    3.77% 07/27/01    2,278       2,271,798
  Sweetwater Capital Corp....................................................    3.67% 08/22/01    1,377       1,369,700
  Telstra Corp., Ltd.........................................................    4.26% 07/31/01    8,000       7,971,600
  Telstra Corp., Ltd.........................................................    3.96% 08/07/01    6,000       5,975,580
  Tulip Funding Corp.........................................................    4.28% 07/23/01    4,000       3,989,538
  Tyco International Group SA................................................    3.74% 09/17/01    6,325       6,273,747
  UBS Finance Del LLC........................................................    4.00% 09/06/01    2,000       1,985,111
  Unilever N.V.(a)...........................................................    3.97% 09/07/01   26,000      26,000,000
  Verizon Network Fund Corp..................................................    4.17% 08/10/01   25,855      25,735,205
                                                                                                          --------------
                                                                                                             603,375,506
                                                                                                          --------------
Other Corporate Obligations -- 15.7%
  Allstate Life Insurance (cost $7,000,000; purchased 4/30/01)(a)(b)......... 4.48375% 08/01/01    7,000       7,000,000
  Associates Corp. N.A....................................................... 4.91875% 07/03/01   14,000      14,002,860
  Bank One Corp..............................................................    4.53% 07/26/01    5,000       5,005,755
  Bank One Corp.............................................................. 4.25375% 06/20/01    6,000       6,003,566
  Bishop's Gate Residential Mortgage Trust................................... 4.00125% 07/20/01    5,000       5,000,000
  CIT Group, Inc............................................................. 4.69375% 07/16/01    4,000       3,999,773
  FCC National Bank..........................................................    4.14% 08/15/01    3,000       3,001,853
  GE Capital Assurance....................................................... 3.93125% 07/20/01    8,000       8,000,000
  Goldman Sachs Group L.P....................................................    4.13% 07/16/01   45,000      45,000,000
  Merrill Lynch & Co., Inc.(a)...............................................    3.99% 07/16/01    1,000       1,000,018
  Merrill Lynch & Co., Inc.(a)............................................... 4.39375% 08/01/01    3,000       3,001,665
  Merrill Lynch & Co., Inc.(a)...............................................    4.86% 07/16/01    4,000       4,002,329
  Merrill Lynch & Co., Inc.(a)............................................... 3.95125% 07/11/01   18,000      17,997,047
  Merrill Lynch & Co., Inc.(a)............................................... 3.88813% 09/10/01   15,000      15,000,000
  Metropolitan Life Insurance (Cost $9,000,000; purchased 2/6/01)(a)(b)...... 4.39375% 08/01/01    9,000       9,000,000
  Morgan Stanley Group, Inc.(a)..............................................  5.1225% 06/18/01    8,000       8,007,088
  Morgan Stanley Group, Inc.(a)..............................................  4.1475% 06/15/01   25,000      25,000,000
  Restructured Asset Securities -- Racers 2000(a)............................    4.02% 07/13/01   15,000      15,000,000
  Short Term Repackaged Asset Trust (cost $15,000,000; purchased 9/11/00)(b).    4.00% 07/18/01    9,000       9,000,000
  Strategic Money Market Trust 2000..........................................    3.91% 09/13/01    3,000       3,000,000
  Travelers Group, Inc. (cost $8,000,000; purchased 7/6/00)(a)(b)............  4.8538% 07/06/01    8,000       8,000,000
  United of Omaha (cost $2,000,000; purchased 12/4/00)(a)....................  4.0925% 09/05/01    2,000       2,000,000
  US Bancorp................................................................. 4.28125% 07/18/01    5,000       5,007,652
                                                                                                          --------------
                                                                                                             222,029,606
                                                                                                          --------------
U. S. Government Obligation -- 0.9%
 Federal National Mortgage Association.......................................   6.625% 01/15/02   12,840      13,015,553
                                                                                                          --------------
TOTAL INVESTMENT -- 99.2%
 (amortized cost $1,404,977,193; (c))....................................................................  1,404,977,193
                                                                                                          --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%............................................................     11,629,020
                                                                                                          --------------
TOTAL NET ASSETS -- 100.0%............................................................................... $1,416,606,213
                                                                                                          ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

June 30, 2001 (Unaudited)



The following abbreviations are used in portfolio descriptions:

               AG.. Aktiengesellschaft (German Stock Company) LLC. Limited Liability Company
               L.P. Limited Partnership
               N.A. National Association
               N.V. Naamloze Vennootschap (Dutch Corporation) PLC Public Limited Company (British Corporation) SpA Societa per Azioni (Italian Corporation)

(a)Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2001.
(b)Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $41,000,000 and represents 1.0% of net assets.
(c)The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

  The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2001 was as follows:

                      Commercial Banks............  58.1%
                      Asset Backed Securities.....  13.7%
                      Security Brokers & Dealers..   8.5%
                      Life Insurance..............   2.9%
                      Bank Holding Company U.S....   2.9%
                      Phone Company Communications   2.8%
                      Motor Vehicle Parts.........   2.2%
                      Food & Kindred Products.....   1.9%
                      Short Term Business Credit..   1.7%
                      Aircraft & Parts............   1.1%
                      Mortgage Bankers............   1.1%
                      Federal Credit Agencies.....   1.0%
                      Personal Credit Institution.   1.0%
                      Phone Records...............   0.7%
                      General Industrial Machinery   0.4%
                                                   -----
                                                   100.0%


                                      B47

                          NATURAL RESOURCES PORTFOLIO

June 30, 2001 (Unaudited)


     LONG-TERM INVESTMENTS -- 98.3%                             Value
                                                    Shares     (Note 2)
     COMMON STOCKS -- 98.2%                        --------- -------------
     Aluminum -- 4.3%
       Alcoa, Inc.................................   219,500 $   8,648,300
       Century Aluminum Co........................   128,600     2,062,744
       Kaiser Aluminum Corp.(a)................... 1,390,800     5,535,384
                                                             -------------
                                                                16,246,428
                                                             -------------
     Business Services -- 0.6%
       Foster Wheeler, Ltd........................   263,700     2,386,485
                                                             -------------
     Diversified Manufacturing -- 0.9%
       FMC Corp.(a)...............................    50,800     3,482,848
                                                             -------------
     Forest Products -- 5.6%
       Boise Cascade Corp.........................   517,700    18,207,509
       Fletcher Challenge Forests, Ltd., ADR
        (New Zealand)(a)..........................   310,800       354,312
       TimberWest Forest Corp.....................   343,600     2,767,218
                                                             -------------
                                                                21,329,039
                                                             -------------
     Gold -- 8.8%
       Agnico-Eagle Mines, Ltd....................   332,600     2,827,100
       AngloGold, Ltd., ADR (Canada)..............   163,976     2,936,810
       Atna Resources, Ltd.(a)....................   249,900        76,710
       Avgold, Ltd., ADR (South Africa)(a)........   136,000       833,054
       Bema Gold Corp.(a).........................   504,500       156,395
       Coeur d'Alene Mines Corp.(a)...............    67,225        89,409
       Durban Roodepoort Deep, Ltd., ADR
        (South Africa)(a)......................... 2,171,800     2,497,570
       European Goldfields, Ltd.(a)...............    38,400        88,722
       Francisco Gold Corp.(a)....................    83,000       353,401
       Gold Fields, Ltd., ADR (South Africa)......   217,343       988,911
       Goldcorp, Inc..............................   486,800     5,252,572
       Golden Star Resources, Ltd.(a).............   243,700       138,909
       Harmony Gold Mining, ADR (South Africa)       507,700     2,888,813
       IAMGOLD Corp.(a)...........................   828,100     1,680,963
       Kinross Gold Corp.(a)...................... 1,976,000     1,669,657
       Meridian Gold, Inc.(a).....................   527,700     4,138,414
       Newmont Mining Corp........................   176,529     3,285,205
       Repadre Capital Corp.(a)................... 1,511,300     2,992,970
       TVX Gold, Inc.(a)..........................    82,160        44,366
       Western Areas, Ltd., ADR (South Africa)(a)    149,100       443,900
                                                             -------------
                                                                33,383,851
                                                             -------------
     Metals-Non Ferrous -- 6.8%
       Apex Silver Mines, Ltd.(a).................   496,200     5,646,756
       Cameco Corp................................   215,100     4,529,617
       Freeport-McMoRan Copper & Gold, Inc.,
        (Class "A" Stock)(a)......................   518,500     5,200,555
       Gabriel Resources, Ltd.(a).................   384,000       950,589
       Ivanhoe Mines, Ltd.(a).....................   594,300       588,474
       Korea Zinc Co., Ltd........................   350,000     5,288,351
       USEC, Inc..................................   417,600     3,520,368
                                                             -------------
                                                                25,724,710
                                                             -------------
     Mineral Resources -- 3.0%
       Aber Diamond Corp.(a)......................   187,500     2,104,169
       Massey Energy Co...........................   190,200     3,758,352
       Peabody Energy Corp.(a)....................   163,400     5,351,350
                                                             -------------
                                                                11,213,871
                                                             -------------

                                                                Value
      COMMON STOCKS                                  Shares    (Note 2)
      (Continued)                                    ------- -------------
      Oil & Gas Equipment -- 8.5%
        Cooper Cameron Corp.(a).....................  92,200 $   5,144,760
        FMC Technologies, Inc.(a)...................  22,300       460,495
        Grant Prideco, Inc.(a)...................... 225,100     3,936,999
        Hydril Co.(a)............................... 101,400     2,308,878
        Maverick Tube Corp.(a)...................... 470,200     7,969,890
        NATCO Group, Inc. (Class "A" Stock)(a)......  59,900       527,120
        Smith International, Inc.(a)................ 196,400    11,764,360
                                                             -------------
                                                                32,112,502
                                                             -------------
      Oil & Gas Exploration & Production -- 25.7%
        Alberta Energy Co., Ltd., ADR (Canada)...... 318,900    13,153,601
        Apache Corp.................................  72,600     3,684,450
        Avid Oil & Gas, Ltd. (Class "A" Stock)(a)...  34,700       130,797
        Brigham Exploration Co.(a)..................  91,300       333,245
        Burlington Resources, Inc...................  76,650     3,062,168
        Canadian Natural Resources, Ltd............. 112,393     3,130,994
        Devon Energy Corp........................... 167,736     8,806,140
        Encore Aquisition Co.(a).................... 289,500     3,329,250
        FX Energy, Inc.(a).......................... 109,800       319,518
        Genoil, Inc.(a)............................. 493,267        81,405
        KCS Energy, Inc.(a).........................     818       818,000
        McMoRan Exploration Co.(a).................. 113,600     1,704,000
        Miller Exploration Co.(a)................... 100,200        94,188
        Newfield Exploration Co.(a)................. 363,600    11,657,016
        Noble Affiliates, Inc....................... 111,300     3,934,455
        Pioneer Natural Resources Co.(a)............ 562,560     9,591,648
        Talisman Energy, Inc........................ 147,440     5,618,318
        Tom Brown, Inc.(a).......................... 206,200     4,948,800
        Western Gas Resources, Inc.................. 592,700    19,322,020
        XTO Energy, Inc............................. 261,675     3,755,036
                                                             -------------
                                                                97,475,049
                                                             -------------
      Oil & Gas Refinery -- 2.0%
        Valero Energy Corp.......................... 206,800     7,606,104
                                                             -------------
      Oil & Gas Services -- 11.6%
        B.J. Services Co.(a)........................ 477,200    13,542,936
        Bouygues Offshore, SA, ADR (France)......... 156,300     3,508,935
        Marine Drilling Cos., Inc.(a)............... 118,900     2,272,179
        Oil States International, Inc.(a)........... 433,500     3,996,870
        Stolt Offshore, SA, ADR (United Kingdom)(a)  301,900     3,698,275
        Tesco Corp.(a).............................. 206,500     2,331,023
        Torch Offshore, Inc.(a).....................  58,300       580,085
        W-H Energy Services, Inc.(a)................ 178,100     3,383,900
        Weatherford International, Inc.(a).......... 225,100    10,804,800

                                               -----------
                                                44,119,003
                                               -----------
Platinum -- 20.4%
  Anglo American Platinum, Ltd., ADR
   (South Africa)..................... 565,169  25,169,575
  Impala Platinum Holdings, Ltd., ADR
   (South Africa)..................... 581,000  29,074,692
  Stillwater Mining Co.(a)............ 786,450  23,003,663
                                               -----------
                                                77,247,930
                                               -----------
TOTAL COMMON STOCKS
 (cost $295,121,945).......................... 372,327,820
                                               -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

June 30, 2001 (Unaudited)


                                                        Value
                                             Shares    (Note 2)
               WARRANT -- 0.1%               ------- ------------
               Metals-Non Ferrous
                 Apex Silver Mines, Ltd.(a)
                  (cost $0)................. 160,000 $    240,000
                                                     ------------
               TOTAL LONG-TERM INVESTMENTS
                (cost $295,121,945).................  372,567,820
                                                     ------------

                                                Principal
                                                 Amount      Value
         SHORT-TERM                               (000)     (Note 2)
         INVESTMENT -- 1.8%                     --------- ------------
         Repurchase Agreements
           Joint Repurchase Agreement Account,
            3.97%, 07/02/01
            (cost $6,807,000; Note 5)..........  $6,807      6,807,000
                                                          ------------
         TOTAL INVESTMENTS -- 100.1%
          (cost $301,928,945; Note 6)....................  379,374,820
                                                          ------------
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (0.1)%...............................     (307,934)
                                                          ------------
         NET ASSETS -- 100.0%............................ $379,066,886
                                                          ============

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

                         PRUDENTIAL JENNISON PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 98.5%                         Value
                                          Shares      (Note 2)
COMMON STOCKS                            --------- --------------
Advertising -- 1.4%
  Omnicom Group, Inc....................   392,500 $   33,755,000
                                                   --------------
Aerospace -- 0.6%
  Northrop Grumman Corp.................   194,400     15,571,440
                                                   --------------
Banks and Savings & Loans -- 1.1%
  Bank One Corp.........................   785,100     28,106,580
                                                   --------------
Commercial Services -- 0.7%
  Concord EFS, Inc.(a)..................   312,800     16,268,728
                                                   --------------
Computers -- 6.2%
  Dell Computer Corp.(a)................ 1,588,000     41,526,200
  EMC Corp.(a)..........................   752,900     21,871,745
  International Business Machines Corp.
   (IBM)................................   505,300     57,098,900
  Sun Microsystems, Inc.(a)............. 1,960,000     30,811,200
                                                   --------------
                                                      151,308,045
                                                   --------------
Computer Software & Services -- 8.3%
  ASM Lithography Holding NV
   (Netherlands)(a).....................   895,000     19,929,325
  Cisco Systems, Inc.(a)................ 2,092,600     38,085,320
  Microsoft Corp.(a).................... 1,444,400    105,441,200
  Oracle Corp.(a)....................... 1,151,800     21,884,200
  VERITAS Software Corp.(a).............   263,600     17,537,308
                                                   --------------
                                                      202,877,353
                                                   --------------
Diversified Operations -- 5.1%
  General Electric Co................... 2,067,400    100,785,750
  Tyco International Ltd................   458,700     24,999,150
                                                   --------------
                                                      125,784,900
                                                   --------------

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Drugs & Medical Supplies -- 15.7%
           Abbott Laboratories................   860,000 $   41,288,600
           American Home Products Corp........ 1,282,600     74,955,144
           Amgen, Inc.(a)..................... 1,056,400     64,102,352
           Baxter International, Inc..........   383,700     18,801,300
           Genetech, Inc.(a)..................   734,700     40,481,970
           Johnson & Johnson..................   577,000     28,850,000
           Pfizer, Inc........................ 1,313,900     52,621,695
           Pharmacia Corp..................... 1,020,594     46,896,294
           Sepracor, Inc.(a)..................   449,900     17,906,020
                                                         --------------
                                                            385,903,375
                                                         --------------
         Electronics -- 4.6%
           Applied Materials, Inc.(a).........   253,900     12,466,490
           Intel Corp......................... 1,271,100     37,179,675
           STMicroelectronics NV, ADR
            (Switzerland)(b)..................   219,400      7,459,600
           Texas Instruments, Inc............. 1,766,500     55,644,750
                                                         --------------
                                                            112,750,515
                                                         --------------
         Exchange-Traded Funds -- 1.0%
           Nasdaq-100 Index Tracking Stock(a).   557,000     25,454,900
                                                         --------------
         Financial Services -- 12.7%
           American Express Co................   996,500     38,664,200
           Citigroup, Inc..................... 2,092,200    110,551,848
           Goldman Sachs Group, Inc...........   327,700     28,116,660
           Household International, Inc.......   479,100     31,955,970
           J.P. Morgan Chase & Co.(a).........   397,300     17,719,580
           Merrill Lynch & Co., Inc...........   813,200     48,182,100
           Morgan Stanley Dean Witter & Co....   571,240     36,690,745
                                                         --------------
                                                            311,881,103
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

June 30, 2001 (Unaudited)


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Food & Beverage -- 2.4%
          PepsiCo, Inc......................... 1,349,100 $   59,630,220
                                                          --------------
        Insurance -- 3.9%
          American International Group, Inc....   799,037     68,717,182
          Hartford Financial Services Group,
           Inc. (The)..........................   404,800     27,688,320
                                                          --------------
                                                              96,405,502
                                                          --------------
        Internet Services -- 0.6%
          eBay, Inc.(a)........................   215,700     14,773,293
                                                          --------------
        Leisure -- 0.8%
          Starwood Hotels & Resorts Worldwide,
           Inc.(a).............................   546,500     20,373,520
                                                          --------------
        Manufacturing -- 1.1%
          Minnesota Mining and Manufacturing
           Co. (3M)............................   234,700     26,779,270
                                                          --------------
        Media -- 10.8%
          AOL Time Warner, Inc.(a)............. 1,110,200     58,840,600
          AT&T Corp. Liberty Media Group
           (Class "A" Stock)(a)................ 3,489,400     61,029,606
          Knight-Ridder, Inc...................   136,000      8,064,800
          New York Times Co. (The)
           (Class "A" Stock)(b)................   274,000     11,508,000
          Pearson PLC, ADR (United
           Kingdom)(a).........................   503,200      8,569,496
          Tribune Co...........................    30,100      1,204,301
          Univision Communications, Inc.(a)....   863,500     36,940,530
          Viacom, Inc.(a)...................... 1,504,119     77,838,158
                                                          --------------
                                                             263,995,491
                                                          --------------
        Oil & Gas Services -- 4.3%
          Halliburton Co....................... 1,453,400     51,741,040
          Schlumberger, Ltd.................... 1,036,900     54,592,785
                                                          --------------
                                                             106,333,825
                                                          --------------
        Retail -- 11.6%
          BJ's Wholesale Club, Inc.(a).........   108,000      5,752,080
          Home Depot, Inc...................... 1,919,700     89,362,035
          Kohl's Corp.(a)...................... 1,220,000     76,530,600
          Target Corp.......................... 1,021,200     35,333,520
          Tiffany & Co......................... 1,120,000     40,566,400
          Wal-Mart Stores, Inc.................   770,400     37,595,520
                                                          --------------
                                                             285,140,155
                                                          --------------
        Semiconductor Equipment -- 1.1%
          KLA-Tencor Corp.(a)..................   220,500     12,892,635
          Novellus Systems, Inc.(a)............   241,300     13,703,427
                                                          --------------
                                                              26,596,062
                                                          --------------
        Telecommunications -- 4.5%
          Nokia Corp. ADR (Finland)............ 2,089,300     46,048,172
          NTL, Inc.(a).........................   344,500      4,151,225
          Qwest Communications International,
           Inc.(a).............................   782,800     24,947,836
          Vodafone Air Touch Group PLC, ADR
           (United Kingdom).................... 1,527,481     34,139,201
                                                          --------------
                                                             109,286,434
                                                          --------------
        TOTAL COMMON STOCKS
         (cost $2,500,647,249)...........................  2,418,975,711
                                                          --------------

                                              Principal
                                               Amount       Value
                                                (000)      (Note 2)
                                              --------- --------------
        LONG TERM BONDS
        U.S. Government Obligation
          United States Treasury Bond,
           8.13%, 08/15/19(c)(cost $128,538).  $   101  $      128,538
                                                        --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $2,500,775,787).........................  2,419,104,249
                                                        --------------
        SHORT-TERM INVESTMENT -- 2.4%
        Repurchase Agreement
          Joint Repurchase Agreement
           Account,
           3.97%, 07/02/01
           (cost $60,479,000; Note 5)........   60,479      60,479,000
                                                        --------------
        TOTAL INVESTMENTS -- 100.9%
         (cost $2,561,254,787; Note 6).................  2,479,583,249
                                                        --------------
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (0.9)%..............................    (23,095,955)
                                                        --------------
        NET ASSETS -- 100.0%........................... $2,456,487,294
                                                        ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $131,648; cash collateral of $131,648 was received with which the portfolio purchased securities.

(c)Represents securities purchased with cash collateral received for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                     SMALL CAPITALIZATION STOCK PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 95.7%                         Value
                                             Shares   (Note 2)
COMMON STOCKS                                ------ ------------
Advertising -- 0.3%
  ADVO, Inc.(a)............................. 31,700 $  1,082,555
  HA-LO Industries, Inc.(a)................. 99,400       29,820
  Penton Media, Inc......................... 49,700      869,750
  Simon Worldwide, Inc.(a).................. 20,400       56,304
                                                    ------------
                                                       2,038,429
                                                    ------------
Aerospace -- 1.0%
  AAR Corp.................................. 41,950      717,345
  Alliant Techsystems, Inc.(a).............. 21,950    1,973,305
  BE Aerospace, Inc.(a)..................... 43,100      821,055
  GenCorp, Inc.............................. 66,100      846,080
  Kaman Corp. (Class "A" Stock)............. 34,700      614,190
  Orbital Sciences Corp.(a)................. 58,600      227,368
  Trimble Navigation, Ltd.(a)............... 36,600      713,334
                                                    ------------
                                                       5,912,677
                                                    ------------
Agricultural Products & Services -- 0.2%
  Delta & Pine Land Co...................... 60,000    1,179,000
                                                    ------------
Airlines -- 1.0%
  Atlantic Coast Airlines Holdings, Inc.(a). 66,200    1,985,338
  Frontier Airlines, Inc.(a)................ 43,700      535,325
  Mesa Air Group, Inc.(a)................... 50,400      622,440
  Midwest Express Holdings, Inc.(a)......... 21,600      374,760
  SkyWest, Inc.............................. 87,600    2,452,800
                                                    ------------
                                                       5,970,663
                                                    ------------
Apparel -- 1.2%
  Chico's FAS, Inc.(a)(b)................... 41,550    1,236,113
  Fossil, Inc.(a)........................... 47,800      991,850
  Genesco, Inc.(a).......................... 33,500    1,125,600
  Pacific Sunwear of California, Inc.(a).... 50,200    1,125,986
  Phillips-Van Heusen Corp.................. 42,900      617,760
  Russell Corp.............................. 49,800      846,102
  Wolverine World Wide, Inc................. 64,812    1,158,190
                                                    ------------
                                                       7,101,601
                                                    ------------
Appliances & Home Furnishings -- 0.1%
  Applica, Inc.(a).......................... 35,900      285,764
  Salton, Inc.(a)(b)........................ 18,600      331,080
                                                    ------------
                                                         616,844
                                                    ------------
Autos - Cars & Trucks -- 0.5%
  Midas, Inc................................ 23,600      297,360
  Myers Industries, Inc..................... 33,883      511,633
  Standard Motor Products, Inc.............. 19,400      258,020
  TBC Corp.(a).............................. 33,300      319,014
  Tenneco Automotive, Inc................... 56,000      182,560
  Titan International, Inc.................. 32,300      131,784
  Tower Automotive, Inc.(a)................. 70,800      725,700
  Wabash National Corp...................... 35,800      433,180
                                                    ------------
                                                       2,859,251
                                                    ------------
Banks and Savings & Loans -- 5.9%
  Anchor BanCorp Wisconsin, Inc............. 36,300      577,170
  Chittenden Corp........................... 41,100    1,383,015
  Commercial Federal Corp................... 85,225    1,968,697
  Community First Bankshares, Inc........... 65,700    1,511,100
  Cullen/Frost Bankers, Inc................. 80,900    2,738,465
  Downey Financial Corp..................... 44,044    2,081,519
  East West Bancorp, Inc.................... 35,700      963,900

                                                           Value
            COMMON STOCKS                       Shares    (Note 2)
            (Continued)                         ------- ------------
            Banks and Savings & Loans (cont'd)
              First Bancorp/Puerto Rico........  41,200 $  1,111,988
              First Midwest Bancorp, Inc.......  63,900    1,971,315
              FirstFed Financial Corp.(a)......  26,900      801,620
              GBC Bancorp......................  18,000      513,900
              New York Community Bancorp, Inc..  70,025    2,636,441
              Provident Bankshares Corp........  44,048    1,098,557
              Riggs National Corp..............  44,300      752,657
              Royal Bank of Canada (Canada).... 103,734    3,303,928
              Southwest Bancorporation of
               Texas, Inc.(a)..................  44,700    1,350,387
              Staten Island Bancorp, Inc.......  55,100    1,534,535
              Sterling Bancshares, Inc.........  40,900      784,462
              Susquehanna Bancshares, Inc......  61,200    1,245,420
              TrustCo Bank Corp................  95,813    1,279,104
              UCBH Holdings, Inc...............  29,300      889,255
              United Bankshares, Inc...........  65,200    1,747,360
              Washington Federal, Inc..........  89,780    2,201,406
              Whitney Holding Corp.............  35,500    1,664,950
                                                        ------------
                                                          36,111,151
                                                        ------------
            Chemicals -- 2.3%
              Arch Chemicals, Inc..............  34,700      757,501
              Cambrex Corp.....................  39,300    1,987,794
              Chemed Corp......................  15,700      567,398
              Chemfirst, Inc...................  23,500      615,700
              Georgia Gulf Corp................  49,600      768,800
              MacDermid, Inc...................  48,600      874,800
              Mississippi Chemical Corp........  40,872      126,294
              OM Group, Inc....................  37,200    2,092,500
              Omnova Solutions, Inc............  62,600      455,728
              Penford Corp.....................  11,600      134,560
              PolyOne Corp..................... 147,600    1,536,516
              Quaker Chemical Corp.............  13,800      262,200
              Scotts Co. (Class "A" Stock)(a)..  44,400    1,840,380
              TETRA Technologies, Inc.(a)......  21,300      520,785
              WD-40 Co.........................  24,100      540,804
              Wellman, Inc.....................  49,600      887,840
                                                        ------------
                                                          13,969,600
                                                        ------------
            Collectibles & Gifts -- 0.3%
              Action Performance Cos., Inc.(a).  25,500      637,500
              Department 56, Inc.(a)...........  20,900      159,885
              Enesco Group, Inc.(a)............  21,000      127,050
              Lennox International, Inc........  86,600      948,270
                                                        ------------
                                                           1,872,705
                                                        ------------
            Commercial Services -- 3.0%
              ABM Industries, Inc..............  35,900    1,337,275
              Arbitron, Inc.(a)................  18,400      443,440
              Bowne & Co., Inc.................  51,900      596,850
              Central Parking Corp.............  56,650    1,059,355
              Consolidated Graphics, Inc.(a)...  20,300      345,100
              CPI Corp.........................  11,800      289,100
              Dendrite International, Inc.(a)..  62,350      692,085
              eLoyalty Corp.(a)................  77,800       77,800
              F.Y.I., Inc.(a)..................  25,100    1,029,100
              Franklin Covey Co.(a)............  32,200      177,100
              Global Payments, Inc.............  56,520    1,701,252
              Hooper Holmes, Inc............... 103,100    1,056,775
              Information Holdings, Inc.(a)....  33,800    1,091,740

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

June 30, 2001 (Unaudited)


                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- -------------
        Commercial Services (cont'd.)
          Information Resources, Inc.(a)..........  45,200 $     467,368
          Insurance Auto Auctions, Inc.(a)........  18,200       309,400
          John H. Harland Co......................  44,500     1,036,850
          Labor Ready, Inc.(a)....................  64,550       338,242
          MAXIMUS, Inc.(a)(b).....................  33,200     1,330,988
          MemberWorks, Inc.(a)....................  24,000       555,360
          Nelson Thomas, Inc......................  22,350       157,120
          On Assignment, Inc.(a)..................  36,000       648,000
          PAREXEL International Corp.(a)..........  38,400       748,800
          Pre-Paid Legal Services, Inc.(a)(b).....  35,300       776,600
          Profit Recovery Group Int'l, Inc.(a)....  74,900       858,354
          Provell, Inc. (Class "A" Stock)(a)......   8,900        36,490
          Startek, Inc.(a)........................  21,900       494,940
          Volt Information Sciences, Inc.(a)......  24,100       421,750
                                                           -------------
                                                              18,077,234
                                                           -------------
        Computer Services -- 6.2%
          Actel Corp.(a)..........................  37,600       923,080
          Adaptec, Inc.(a)........................ 113,200     1,125,208
          American Management Systems, Inc.(a)(b).  64,750     1,528,100
          Analysts International Corp.............  35,200       156,992
          Aspen Technology, Inc.(a)...............  46,400     1,122,880
          Auspex System, Inc.(a)..................  70,100       500,514
          Avid Technology, Inc.(a)................  39,600       621,720
          Black Box Corp.(a)......................  30,000     2,020,800
          Brooktrout, Inc.(a).....................  19,200       148,224
          CACI International, Inc.
           (Class "A" Stock)(a)...................  17,600       827,200
          Carreker Corp.(a).......................  33,100       711,650
          Cerner Corp.(a)(b)......................  54,000     2,268,000
          Ciber, Inc.(a)..........................  93,000       883,500
          Computer Task Group, Inc................  32,500       118,300
          ePresence, Inc.(a)......................  36,900       135,792
          FactSet Research Systems, Inc...........  51,300     1,831,410
          Fair, Issac & Co., Inc..................  33,600     2,077,152
          FileNet Corp.(a)........................  53,900       797,720
          Hutchinson Technology, Inc.(a)..........  38,800       739,140
          Insight Enterprises, Inc.(a)............  64,800     1,587,600
          Kroll-O' Gara Co.(a)....................  34,800       329,208
          Mercury Computer Systems, Inc.(a).......  33,600     1,663,200
          Midway Games, Inc.(a)(b)................  58,830     1,088,355
          National Data Corp......................  51,425     1,666,170
          NYFIX, Inc.(a)..........................  39,000     1,246,050
          Phoenix Technology, Ltd.(a).............  39,200       572,320
          Pinnacle Systems, Inc.(a)...............  79,600       481,580
          Progress Software Corp.(a)..............  55,100       892,620
          QRS Corp.(a)............................  22,800       378,480
          Radiant Systems, Inc.(a)................  43,200       696,384
          RadiSys Corp.(a)........................  27,000       616,950
          Read-Rite Corp.(a)...................... 184,500       983,385
          RSA Security, Inc.(a)(b)................  92,100     2,850,495
          SONICblue, Inc.(a)...................... 144,400       476,520
          Standard Microsystems Corp.(a)..........  24,900       445,710
          Teledyne Technologies, Inc.(a)..........  49,200       747,840
          Zebra Technologies Corp.
           (Class "A" Stock)(a)(b)................  49,300     2,421,616
                                                           -------------
                                                              37,681,865
                                                           -------------

                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- -------------
        Construction -- 2.1%
          Butler Manufacturing Co.................  10,000 $     250,000
          Coachmen Industries, Inc................  24,300       321,975
          Elcor Corp..............................  30,000       607,500
          Florida Rock Industries, Inc............  29,300     1,374,170
          Insituform Technologies, Inc.
           (Class "A" Stock)(a)...................  41,700     1,522,050
          M.D.C. Holdings, Inc....................  36,480     1,291,392
          NVR, Inc.(a)............................  13,100     1,938,800
          Shaw Group, Inc.(a)(b)..................  63,300     2,538,330
          Simpson Manufacturing Co., Inc.(a)......  18,800     1,137,400
          Standard Pacific Corp...................  46,750     1,082,263
          Thomas Industries, Inc..................  23,550       694,725
          Washington Group International, Inc.(a).  80,200         5,373
                                                           -------------
                                                              12,763,978
                                                           -------------
        Consumer Cyclical -- 0.1%
          JAKKS Pacific, Inc.(a)..................  28,000       523,600
                                                           -------------
        Containers -- 0.3%
          AptarGroup, Inc.........................  56,000     1,816,080
                                                           -------------
        Cosmetics & Soaps
          Nature's Sunshine Products, Inc.........  25,800       305,214
                                                           -------------
        Distribution/Wholesalers -- 0.6%
          Bell Microproducts, Inc.
           (Class "B" Stock)(a)...................  24,300       290,628
          Brightpoint, Inc.(a)....................  86,800       251,720
          Castle (A.M.) & Co......................  21,900       295,212
          SCP Pool Corp.(a).......................  26,500       912,660
          United Stationers, Inc.(a)..............  53,500     1,688,460
                                                           -------------
                                                               3,438,680
                                                           -------------
        Diversified Manufacturing Operations -- 1.2%
          Barnes Group, Inc.......................  29,100       718,770
          CLARCOR, Inc............................  38,000     1,020,300
          CUNO, Inc.(a)...........................  25,500       765,000
          Griffon Corp.(a)........................  46,300       509,300
          Intermet Corp...........................  28,300       159,895
          Lydall, Inc.(a).........................  24,700       296,400
          Mueller Industries, Inc.(a).............  52,200     1,717,902
          SPS Technologies, Inc.(a)...............  19,900       943,260
          Standex International Corp..............  19,000       448,400
          Valmont Industries, Inc.................  36,300       660,660
                                                           -------------
                                                               7,239,887
                                                           -------------
        Drugs & Medical Supplies -- 6.1%
          Advanced Tissue Sciences, Inc.(a)....... 100,100       500,500
          Alliance Pharmaceutical Corp.(a)........  77,200       173,700
          ArthroCare Corp.(a)(b)..................  34,500       902,175
          Cephalon, Inc.(a).......................  64,700     4,561,350
          Coherent, Inc.(a).......................  42,700     1,544,459
          CONMED Corp.(a).........................  23,900       622,595
          Cygnus, Inc.(a)(b)......................  42,200       432,550
          CyroLife, Inc.(a).......................  29,200     1,194,572
          Diagnostic Products Corp................  43,400     1,440,880
          Enzo Biochem, Inc.(a)(b)................  42,073     1,443,104
          Haemonetics Corp.(a)....................  10,700       326,350
          Hologic, Inc.(a)........................  24,400       165,920
          IDEXX Laboratories, Inc.(a).............  51,800     1,618,750
          Immune Response Corp.(a)................  18,000        85,500

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

June 30, 2001 (Unaudited)


                                                             Value
        COMMON STOCKS                             Shares    (Note 2)
        (Continued)                               ------- -------------
        Drugs & Medical Supplies (cont'd.)
          INAMED Corp.(a)........................  18,800 $     532,228
          Invacare Corp..........................  47,300     1,827,199
          Medicis Pharmaceutical Corp.
           (Class "A" Stock)(a)..................  47,100     2,496,300
          NBTY, Inc.(a).......................... 102,800     1,278,832
          Noven Pharmaceuticals, Inc.(a).........  34,500     1,352,400
          Osteotech, Inc.(a).....................  21,800        99,190
          Owens & Minor, Inc.....................  52,000       988,000
          PolyMedica Corp.(a)(b).................  20,700       838,350
          Priority Healthcare Corp.(a)...........  70,932     2,005,957
          Regeneron Pharmaceuticals, Inc.(a).....  57,400     1,988,910
          ResMed, Inc.(a)(b).....................  48,700     2,461,785
          Respironics, Inc.(a)...................  47,100     1,401,696
          SpaceLabs Medical, Inc.(a).............  14,900       181,780
          Sybron Dental Specialties, Inc.(a).....  54,800     1,122,852
          Syncor International Corp.(a)..........  37,700     1,168,700
          Techne Corp.(a)........................  64,700     2,102,750
          Vital Signs, Inc.......................  19,400       641,170
                                                          -------------
                                                             37,500,504
                                                          -------------
        Education -- 0.4%
          Corinthian Colleges, Inc.(a)...........  33,100     1,558,017
          ITT Educational Services, Inc.(a)......  13,700       616,500
                                                          -------------
                                                              2,174,517
                                                          -------------
        Electrical Equipment -- 1.5%
          Anixter International, Inc.(a).........  58,600     1,799,020
          Baldor Electric Co.....................  52,966     1,131,883
          C&D Technologies, Inc..................  41,100     1,274,100
          Kulicke & Soffa Industries, Inc.(a)....  76,200     1,307,592
          MagneTek, Inc.(a)......................  34,900       436,250
          SLI, Inc...............................  54,200       447,150
          Technitrol, Inc........................  51,900     1,349,400
          Valence Technology, Inc.(a)(b).........  63,800       410,234
          Vicor Corp.(a).........................  66,700     1,087,210
                                                          -------------
                                                              9,242,839
                                                          -------------
        Electronics -- 3.8%
          Alpha Industries, Inc.(a)..............  67,800     2,003,490
          Analogic Corp..........................  20,100       915,555
          Artesyn Technologies, Inc.(a)..........  59,400       766,260
          Audiovox Corp.(a)......................  35,200       390,720
          Avnet, Inc.............................  39,063       875,793
          Belden, Inc............................  38,100     1,019,175
          Benchmark Electronics, Inc.(a).........  30,500       742,980
          BMC Industries, Inc....................  42,700       256,200
          Cable Design Technologies Corp.(a).....  68,250     1,102,920
          Checkpoint Systems, Inc.(a)............  47,200       840,160
          Cohu, Inc..............................  31,600       711,000
          CTS Corp...............................  43,400       889,700
          Dionex Corp.(a)........................  34,600     1,150,450
          Electro Scientific Industries, Inc.(a).  42,100     1,604,010
          Electroglas, Inc.(a)...................  32,400       573,480
          Esterline Technologies Corp.(a)........  31,600       687,300
          Helix Technology Corp..................  35,200     1,072,896
          Innovex, Inc.(a).......................  23,300        85,511
          Intermagnetics General Corp.(a)........  23,956       776,174
          Itron, Inc.(a)(b)......................  23,900       453,383
          Keithley Instruments, Inc..............  24,800       528,240

                                                            Value
         COMMON STOCKS                           Shares    (Note 2)
         (Continued)                             ------- -------------
         Electronics (cont'd.)
           Methode Electronics, Inc.
            (Class "A" Stock)...................  55,700 $     479,020
           Park Electrochemical Corp............  24,800       654,720
           Photronics, Inc.(a)..................  46,300     1,188,058
           Pioneer-Standard Electronics, Inc....  43,000       550,400
           Robotic Vision Systems, Inc.(a)(b)...  55,000        90,750
           Stratos Lightwave, Inc.(a)........... 100,039     1,300,507
           Three-Five Systems, Inc.(a)..........  33,550       603,229
           Ultratech Stepper, Inc.(a)...........  33,200       851,580
           X-Rite, Inc..........................  33,700       297,908
                                                         -------------
                                                            23,461,569
                                                         -------------
         Electronic Components -- 1.0%
           Alliance Semiconductor Corp.(a)......  66,600       800,532
           APW, Ltd.(a).........................  61,300       622,195
           AXT, Inc.(a).........................  34,300       915,810
           Bel Fuse, Inc. (Class "B" Stock).....  16,600       551,950
           Cymer, Inc.(a).......................  47,500     1,201,275
           LSI Logic Corp.(a)...................  61,857     1,162,912
           Rogers Corp.(a)......................  23,500       622,750
           Supertex, Inc.(a)....................  19,300       238,162
                                                         -------------
                                                             6,115,586
                                                         -------------
         Energy -- 0.9%
           Advanced Energy Industries, Inc.(a)..  49,200     2,030,484
           UGI Corp.............................  42,200     1,139,400
           Unisource Energy Corp................  50,600     1,162,282
           Veritas DGC, Inc.(a).................  47,700     1,323,675
                                                         -------------
                                                             5,655,841
                                                         -------------
         Engineering -- 0.2%
           Foster Wheeler, Ltd..................  63,600       575,580
           URS Corp.(a).........................  26,200       707,400
                                                         -------------
                                                             1,282,980
                                                         -------------
         Environmental Services -- 0.4%
           Ionics, Inc.(a)......................  25,400       800,100
           Tetra Tech, Inc.(a)..................  62,950     1,712,240
                                                         -------------
                                                             2,512,340
                                                         -------------
         Financial Services -- 2.7%
           Commerce Bancorp, Inc................  49,094     3,441,489
           Eaton Vance Corp..................... 110,100     3,831,480
           Hudson United Bancorp................  83,592     2,131,596
           Jeffries Group, Inc..................  38,300     1,240,920
           MAF Bancorp, Inc.....................  36,100     1,108,270
           New Century Equity Holdings Corp.(a).  59,600        59,600
           Raymond James Financial, Inc.........  74,218     2,271,071
           Regions Financial Corp...............      88         2,816
           South Financial Group, Inc...........  67,500     1,274,400
           Southwest Securities Group, Inc.(b)..  24,760       512,532
           Tucker Anthony Sutro Corp............  37,900       833,800
                                                         -------------
                                                            16,707,974
                                                         -------------
         Food & Beverage -- 3.1%
           American Italian Pasta Co.
            (Class "A"Stock)(a).................  27,200     1,262,080
           Coca-Cola Bottling Co................  13,900       546,965
           Constellation Brands, Inc.
            (Class "A" Stock)(a)................  62,000     2,542,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

June 30, 2001 (Unaudited)


                                                               Value
      COMMON STOCKS                                 Shares    (Note 2)
      (Continued)                                   ------- -------------
      Food & Beverage (cont'd.)
        Corn Products International, Inc...........  54,900 $   1,756,800
        Earthgrains Co.............................  66,200     1,721,200
        Fleming Cos., Inc..........................  61,800     2,206,260
        Hain Celestial Group, Inc.(a)..............  51,900     1,141,800
        International Multifoods Corp.(a)..........  29,200       605,900
        J & J Snack Foods Corp.(a).................  13,200       292,380
        Nash-Finch Co..............................  17,900       422,440
        Performance Food Group Co.(a)..............  54,100     1,635,443
        Ralcorp Holdings, Inc.(a)..................  46,600       873,284
        Smithfield Foods, Inc.(a)(b)...............  85,300     3,437,590
        United Natural Foods, Inc.(a)..............  28,600       599,170
                                                            -------------
                                                               19,043,312
                                                            -------------
      Furniture -- 0.8%
        Aaron Rents, Inc...........................  31,000       527,000
        Bassett Furniture Industries, Inc..........  18,300       230,214
        Ethan Allen Interiors, Inc.................  61,650     2,003,625
        Interface, Inc.............................  79,600       597,000
        La-Z-Boy, Inc..............................  94,100     1,740,850
                                                            -------------
                                                                5,098,689
                                                            -------------
      Healthcare -- 3.8%
        ArQule, Inc.(a)............................  26,100       565,326
        Bio-Technology General Corp.(a)............  85,600     1,121,360
        Cooper Companies, Inc......................  22,600     1,161,640
        Coventry Corp.(a)..........................  92,700     1,872,540
        Datascope Corp.............................  23,100     1,064,679
        IMPATH, Inc.(a)............................  24,500     1,085,350
        Mentor Corp................................  37,000     1,054,500
        Organogenesis, Inc.(a).....................  53,800       398,120
        Patterson Dental Co.(a).................... 105,300     3,474,900
        Pharmaceutical Product Development,
         Inc.(a)(b)................................  78,400     2,391,984
        Renal Care Group, Inc.(a)..................  72,450     2,382,881
        Sierra Health Services, Inc.(a)............  42,525       298,100
        Smith (A.O.) Corp..........................  37,000       662,300
        Sola International, Inc.(a)................  36,900       520,659
        Theragenics Corp.(a).......................  46,100       514,937
        US Oncology, Inc.(a)....................... 143,300     1,273,937
        Varian Med Systems, Inc.(a)................  51,200     3,660,800
                                                            -------------
                                                               23,504,013
                                                            -------------
      Hospitals/Healthcare Management -- 2.5%
        Accredo Health, Inc.(a)....................  39,700     1,476,443
        AdvancePCS(a)..............................  46,200     2,959,110
        Curative Health Services, Inc.(a)..........  12,200        76,860
        Mid Atlantic Medical Services, Inc.(a).....  76,500     1,371,645
        Orthodontic Centers of America, Inc.(a)....  76,100     2,312,679
        Pediatrix Medical Group, Inc.(a)...........  24,800       823,360
        Province Healthcare Co.(a)(b)..............  48,100     1,697,449
        RehabCare Group, Inc.(a)...................  12,700       612,140
        Universal Health Services, Inc. (Class "B"
         Stock)(a)(b)..............................  93,350     4,247,425
                                                            -------------
                                                               15,577,111
                                                            -------------
      Housing Related -- 1.5%
        Champion Enterprises, Inc.(a)..............  73,700       838,706
        D.R.Horton, Inc.(b)........................ 117,778     2,673,561
        Del Webb Corp.(a)..........................  22,000       851,180

                                                                Value
      COMMON STOCKS                                  Shares    (Note 2)
      (Continued)                                    ------- -------------
      Housing Related (cont'd.)
        Fedders Corp................................  50,000 $     260,000
        Fleetwood Enterprises, Inc..................  51,100       719,488
        National Presto Industries, Inc.............  10,800       320,760
        Ryland Group, Inc...........................  20,725     1,048,685
        Skyline Corp................................  13,300       361,760
        Toll Brothers, Inc.(a)......................  56,000     2,201,360
                                                             -------------
                                                                 9,275,500
                                                             -------------
      Human Resources -- 0.5%
        Administaff, Inc.(a)........................  42,800     1,112,800
        CDI Corp.(a)................................  29,800       506,302
        Edgewater Technology, Inc.(a)...............  19,671        68,849
        Hall, Kinion & Associates, Inc.(a)..........  20,500       165,230
        Heidrick & Struggles International, Inc.(a).  30,200       613,966
        Spherion Corp.(a)...........................  97,100       869,045
                                                             -------------
                                                                 3,336,192
                                                             -------------
      Insurance -- 2.0%
        Delphi Financial Group, Inc.(a).............  31,779     1,223,491
        Fidelity National Financial, Inc............ 120,161     2,952,356
        First American Corp.(b).....................  99,300     1,880,742
        Fremont General Corp........................ 109,240       710,060
        Hilb, Rogal & Hamilton Co...................  20,700       905,625
        LandAmerica Financial Group, Inc............  21,100       672,035
        Mutual Risk Management, Ltd.(b).............  64,300       572,270
        RLI Corp....................................  15,300       687,276
        SCPIE Holdings, Inc.........................  14,600       294,920
        Selective Insurance Group, Inc..............  39,200     1,045,856
        Trenwick Group, Ltd.........................  31,750       727,710
        Zenith National Insurance Corp..............  26,900       726,300
                                                             -------------
                                                                12,398,641
                                                             -------------
      Leisure -- 1.8%
        Anchor Gaming(a)............................  22,800     1,473,336
        Aztar Corp.(a)..............................  61,700       746,570
        Bally Total Fitness Holding Corp.(a)........  40,500     1,199,205
        Huffy Corp.(a)..............................  15,900       153,276
        K2, Inc.(a).................................  28,000       320,040
        Marcus Corp.................................  45,425       633,679
        Pinnacle Entertainment, Inc.(a).............  41,200       302,820
        Polaris Industries, Inc.....................  37,000     1,694,600
        Prime Hospitality Corp.(a)..................  70,200       831,870
        Sturm Ruger & Co., Inc......................  42,200       413,560
        Thor Industries, Inc........................  18,800       619,836
        Winnebago Industries, Inc...................  32,000       984,000
        WMS Industries, Inc.(a).....................  49,300     1,585,981
                                                             -------------
                                                                10,958,773
                                                             -------------
      Machinery -- 2.8%
        Applied Industrial Technologies, Inc........  30,900       585,555
        Astec Industries, Inc.(a)...................  30,100       519,225
        Cognex Corp.(a).............................  67,700     2,291,645
        Dril-Quip, Inc.(a)..........................  27,000       581,310
        Flow International Corp.(a).................  23,000       248,400
        Gardner Denver, Inc.(a).....................  23,900       491,145
        Graco, Inc..................................  47,800     1,577,400
        IDEX Corp...................................  47,000     1,598,000
        JLG Industries, Inc.........................  65,400       807,690
        Lindsay Manufacturing Co....................  18,312       347,928

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

June 30, 2001 (Unaudited)


                                                              Value
       COMMON STOCKS                               Shares    (Note 2)
       (Continued)                                 ------- -------------
       Machinery (cont'd.)
         Manitowoc Co., Inc.......................  38,512 $   1,136,104
         Milacron, Inc............................  52,800       827,376
         Paxar Corp.(a)...........................  65,752       946,829
         Photon Dynamics, Inc.(a).................  19,500       526,500
         Regal-Beloit Corp........................  32,800       682,240
         Robbins & Myers, Inc.....................  17,300       487,860
         Roper Industries, Inc....................  47,800     1,995,650
         Royal Appliance Manufacturing Co.(a).....  22,100       134,368
         SpeedFam-IPEC, Inc.(a)...................  46,600       148,654
         Toro Co..................................  19,700       885,515
                                                           -------------
                                                              16,819,394
                                                           -------------
       Media -- 0.4%
         4Kids Entertainment, Inc.(a).............  18,800       360,020
         Harman International Industries, Inc.....  50,000     1,904,500
                                                           -------------
                                                               2,264,520
                                                           -------------
       Metals - Ferrous -- 0.6%
         Cleveland-Cliffs, Inc....................  15,800       292,300
         Commercial Metals Co.....................  20,900       669,427
         Material Sciences Corp.(a)...............  22,225       219,583
         Quanex Corp..............................  21,125       547,138
         Reliance Steel & Aluminum Co.............  39,100       987,275
         Steel Dynamics, Inc.(a)..................  71,500       893,750
         Steel Technologies, Inc..................  16,200       115,506
                                                           -------------
                                                               3,724,979
                                                           -------------
       Metals - Non Ferrous -- 0.3%
         Amcast Industrial Corp...................  13,300       113,715
         Brush Engineered Materials, Inc..........  25,800       412,800
         Commonwealth Industries, Inc.............  26,000       116,480
         IMCO Recycling, Inc......................  24,200       171,820
         RTI International Metals, Inc.(a)........  32,500       495,625
         Wolverine Tube, Inc.(a)..................  18,800       311,516
                                                           -------------
                                                               1,621,956
                                                           -------------
       Mineral Resources -- 0.4%
         Massey Energy Co......................... 118,100     2,333,656
                                                           -------------
       Miscellaneous Basic Industry -- 1.2%
         Apogee Enterprises, Inc..................  43,400       542,066
         Armor Holdings, Inc.(a)..................  17,100       256,500
         Briggs & Stratton Corp...................  11,600       488,360
         Lawson Products, Inc.....................  15,200       445,360
         Libbey, Inc..............................  23,800       945,098
         Meade Instruments Corp.(a)...............  25,600       172,288
         Texas Industries, Inc....................  32,800     1,127,992
         Tredegar Industries, Inc.................  59,350     1,136,553
         Tyco International, Ltd..................  11,868       646,806
         Watsco, Inc..............................  41,400       583,740
         Watts Industries, Inc. (Class "A" Stock).  41,300       700,035
                                                           -------------
                                                               7,044,798
                                                           -------------
       Miscellaneous - Consumer Growth/Stable -- 0.3%
         DIMON, Inc...............................  69,575       695,750
         Hughes Supply, Inc.......................  37,950       897,518
                                                           -------------
                                                               1,593,268
                                                           -------------
       Networking -- 0.5%
         Aeroflex, Inc.(a)........................  91,100       956,550
         C-COR.net Corp.(a).......................  50,400       604,800

                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- -------------
        Networking (cont'd.)
          DMC Stratex Networks, Inc.(a)........... 115,100 $   1,151,000
          Visual Networks, Inc.(a)................  48,400       423,500
                                                           -------------
                                                               3,135,850
                                                           -------------
        Office Equipment & Supplies -- 0.2%
          New England Business Service, Inc.......  20,200       387,840
          Standard Register Co....................  42,700       789,950
                                                           -------------
                                                               1,177,790
                                                           -------------
        Oil & Gas -- 3.2%
          Cabot Oil & Gas Corp. (Class "A" Stock).  45,600     1,112,640
          Cascade Natural Gas Corp................  17,222       366,829
          Cross (A.T.) Co. (Class "A" Stock)(a)...  26,600       176,890
          Key Production Co., Inc.(a).............  20,100       334,665
          Laclede Gas Co..........................  29,500       749,300
          Lone Star Technologies, Inc.(a).........  36,900     1,335,780
          Newfield Exploration Co.(a).............  66,450     2,130,387
          Northwest Natural Gas Co................  39,300       978,570
          Nuevo Energy Co.(a).....................  27,700       451,510
          Piedmont Natural Gas Co., Inc...........  49,800     1,768,896
          Remington Oil and Gas Corp.(a)..........  33,500       636,500
          Southern Union Co.......................  79,660     1,625,064
          Southwest Gas Corp......................  49,300     1,167,424
          Swift Energy Co.(a).....................  38,400     1,156,992
          Tom Brown, Inc.(a)......................  59,200     1,420,800
          Vintage Petroleum, Inc..................  98,000     1,832,600
          XTO Energy, Inc......................... 176,343     2,530,522
                                                           -------------
                                                              19,775,369
                                                           -------------
        Oil & Gas Services -- 4.1%
          Atwood Oceanics, Inc.(a)................  21,600       758,160
          Barrett Resources Corp.(a)..............  51,610     3,044,990
          Cal Dive International, Inc.(a).........  50,300     1,237,380
          Energen Corp............................  48,000     1,324,800
          Friede Goldman Halter, Inc.(a)..........  77,113        33,930
          HS Resources, Inc.(a)...................  28,300     1,833,840
          Input/Output, Inc.(a)...................  80,300     1,019,810
          Louis Dreyfus Natural Gas Corp.(a)......  68,500     2,387,225
          New Jersey Resources Corp...............  27,700     1,252,040
          NUI Corp................................  20,200       466,216
          Oceaneering International, Inc.(a)......  35,900       744,925
          Offshore Logistics, Inc.(a).............  33,400       634,600
          Patina Oil & Gas Corp...................  31,600       837,400
          Plains Resources, Inc.(a)...............  27,300       655,200
          Pogo Producing Co.......................  83,100     1,994,400
          Pride International, Inc.(a)(b)......... 104,700     1,989,300
          SEACOR SMIT, Inc.(a)....................  26,800     1,252,632
          Seitel, Inc.(a).........................  38,194       500,341
          Southwestern Energy Co..................  39,100       478,975
          St. Mary Land & Exploration Co..........  35,300       824,608
          Stone Energy Corp.(a)...................  40,400     1,789,720
                                                           -------------
                                                              25,060,492
                                                           -------------
        Paper & Forest Products -- 0.7%
          Brady (W.H.) Co. (Class "A" Stock)......  35,500     1,282,615
          Buckeye Technologies, Inc.(a)...........  54,100       779,040
          Caraustar Industries, Inc...............  40,900       376,280
          Chesapeake Corp.........................  23,600       584,100
          Pope & Talbot, Inc......................  21,725       280,470

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

June 30, 2001 (Unaudited)


                                                              Value
       COMMON STOCKS                                Shares   (Note 2)
       (Continued)                                  ------ -------------
       Paper & Forest Products (cont'd.)
         Schweitzer-Mauduit Int'l, Inc............. 23,500 $     554,600
         Universal Forest Products, Inc............ 31,200       702,000
                                                           -------------
                                                               4,559,105
                                                           -------------
       Pharmaceuticals -- 0.3%
         Alpharma, Inc.(b)......................... 62,700     1,708,575
         MGI Pharma, Inc.(a)....................... 25,700       321,250
                                                           -------------
                                                               2,029,825
                                                           -------------
       Photography -- 0.1%
         Concord Camera Corp.(a)................... 42,500       250,750
         Polaroid Corp.(b)......................... 71,100       184,860
                                                           -------------
                                                                 435,610
                                                           -------------
       Precious Metals -- 0.3%
         Stillwater Mining Co.(a).................. 60,300     1,763,775
                                                           -------------
       Restaurants -- 2.6%
         Applebee's Int'l, Inc..................... 59,100     1,891,200
         CEC Entertainment, Inc.(a)................ 42,375     2,091,206
         Cheesecake Factory, Inc.(a)(b)............ 73,087     2,068,362
         IHOP Corp.(a)............................. 31,200       837,720
         Jack in the Box, Inc.(a).................. 60,300     1,573,830
         Landry's Seafood Restaurants, Inc......... 33,600       571,200
         Luby's, Inc............................... 35,000       342,650
         O'Charley's, Inc.(a)...................... 13,200       255,816
         P.F. Chang's China Bistro, Inc.(a)(b)..... 16,300       617,770
         RARE Hospitality International, Inc.(a)... 29,100       657,660
         Ruby Tuesday, Inc......................... 98,600     1,686,060
         Ryan's Family Steak Houses, Inc.(a)....... 49,800       610,050
         Sonic Corp.(a)............................ 41,187     1,306,864
         The Steak n Shake Co.(a).................. 45,182       417,933
         TriArc Companies, Inc.
          (Class "A" Stock)(a)..................... 34,800       911,760
                                                           -------------
                                                              15,840,081
                                                           -------------
       Retail -- 7.1%
         99 Cents Only Stores(a)................... 80,150     2,400,492
         AnnTaylor Stores Corp.(a)(b).............. 45,000     1,611,000
         Arctic Cat, Inc........................... 37,200       539,400
         Brown Shoe Co., Inc....................... 27,550       497,277
         Building Materials Corp.(a)............... 20,000       304,200
         Burlington Coat Factory Warehouse Corp.... 69,200     1,384,000
         Caseys Gen. Stores, Inc................... 77,200     1,003,600
         Cash America International, Inc........... 40,043       340,366
         Casual Male Corp.......................... 20,000         3,000
         Cato Corp. (Class "A" Stock).............. 38,900       759,328
         Copart, Inc.(a)........................... 85,200     2,492,100
         Cost Plus, Inc.(a)........................ 32,800       984,000
         Discount Auto Parts, Inc.(a).............. 26,000       282,100
         Dress Barn, Inc.(a)....................... 28,600       650,650
         Factory 2-U Stores, Inc.(a)............... 19,900       584,065
         Footstar, Inc.(a)......................... 30,700     1,056,080
         Goody's Family Clothing, Inc.(a).......... 51,500       206,515
         Gottschalks, Inc.(a)...................... 19,900        65,670
         Great Atlantic & Pacific Tea Co., Inc.(a). 59,800       885,040
         Group 1 Automotive, Inc.(a)............... 31,100       920,560
         Hancock Fabrics, Inc...................... 26,900       240,755
         Hot Topic, Inc.(a)........................ 31,400       976,540
         Jo-Ann Stores, Inc. (Class "A" Stock)(a).. 28,300       114,615

                                                             Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                              ------- -------------
         Retail (cont'd.)
           K-Swiss, Inc. (Class "A" Stock).......  15,700 $     378,841
           Lillian Vernon Corp...................  13,500        95,310
           Linens 'n Things, Inc.(a).............  62,500     1,707,500
           Mayor's Jewelers, Inc.(a).............  29,700       123,255
           Michaels Stores, Inc.(a)..............  50,800     2,082,800
           O'Reilly Automotive, Inc.(a)..........  79,900     2,293,130
           Panera Bread Co. (Class "A" Stock)(a).  20,400       644,028
           Pep Boys-Manny, Moe & Jack............  83,300       935,459
           Pier 1 Imports, Inc................... 149,650     1,720,975
           Quiksilver, Inc.(a)...................  35,100       877,500
           Regis Corp............................  63,800     1,339,162
           Russ Berrie & Co., Inc................  31,400       923,160
           School Specialty, Inc.(a).............  27,300       705,705
           Shopko Stores, Inc.(a)................  45,100       328,328
           Stein Mart, Inc.(a)...................  66,400       686,576
           Stride Rite Corp......................  64,900       551,650
           The Gymboree Corp.(a).................  38,000       323,000
           The Men's Wearhouse, Inc.(a)..........  65,350     1,803,660
           Timberland Co. (Class "A" Stock)(a)...  62,000     2,449,620
           Ultimate Electronics, Inc.(a).........  17,000       551,140
           Wet Seal, Inc.(a).....................  21,600       747,576
           Whole Foods Market, Inc.(a)(b)........  83,400     2,260,140
           Zale Corp.(a).........................  54,100     1,823,170
                                                          -------------
                                                             43,653,038
                                                          -------------
         Semiconductors -- 2.5%
           ASML Holding NV (Netherlands)(a)......  69,186     1,539,388
           AstroPower, Inc.(a)(b)................  21,400     1,115,796
           ATMI, Inc.(a).........................  35,500     1,065,000
           Axcelis Technologies, Inc.(a)......... 151,500     2,242,200
           Brooks Automation, Inc.(a)............  26,900     1,240,090
           DuPont Photomasks, Inc.(a)............  27,200     1,312,400
           Elantec Semiconductor, Inc.(a)........  23,600       797,444
           ESS Technology, Inc.(a)...............  68,600       727,160
           General Semiconductor, Inc.(a)........  59,000       617,140
           Kopin Corp.(a)........................  99,000     1,201,860
           Pericom Semiconductor Corp.(a)........  38,900       611,508
           Power Integrations, Inc.(a)...........  32,300       503,880
           Varian Semiconductor Equipment
            Associates, Inc.(a)..................  50,200     2,108,400
                                                          -------------
                                                             15,082,266
                                                          -------------
         Software -- 2.1%
           Avant! Corp.(a)(b)....................  60,000       798,000
           BARRA, Inc.(a)(b).....................  32,900     1,335,082
           Captaris, Inc.(a).....................  47,900        99,632
           Concord Communications, Inc.(a).......  25,700       231,300
           Davox Corp.(a)........................  19,900       165,170
           Exabyte Corp.(a)......................  30,000        28,800
           Gerber Scientific, Inc................  34,300       375,585
           HNC Software, Inc.(a).................  50,300     1,257,500
           Hyperion Solutions Corp.(a)...........  51,570       773,550
           MapInfo Corp.(a)......................  12,000       264,000
           MICROS Systems, Inc.(a)...............  27,100       596,200
           Microsoft Corp.(a)....................   2,100       153,300
           MRO Software, Inc.(a).................  34,400       543,520
           PC-Tel, Inc.(a).......................  28,900       266,169
           Rainbow Technologies, Inc.(a).........  39,900       223,041

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

June 30, 2001 (Unaudited)


                                                               Value
       COMMON STOCKS                                 Shares   (Note 2)
       (Continued)                                   ------ -------------
       Software (cont'd.)
         Remedy Corp.(a)............................ 48,000 $   1,670,400
         Roxio, Inc.(a)............................. 25,300       328,900
         SCM Microsystems, Inc.(a).................. 23,600       245,440
         SPSS, Inc.(a).............................. 21,200       335,172
         THQ, Inc.(a)............................... 31,550     1,881,326
         Verity, Inc.(a)............................ 52,700     1,051,365
         Zixit Corp.(a)(b).......................... 25,800       236,070
                                                            -------------
                                                               12,859,522
                                                            -------------
       Supermarkets -- 0.1%
         Kronos, Inc.(a)............................ 19,500       798,525
                                                            -------------
       Technology -- 0.1%
         Systems & Computer Technology Corp.(a)..... 50,900       460,645
                                                            -------------
       Telecommunications -- 1.4%
         Adaptive Broadband Corp.(a)................ 59,700        20,895
         Allen Telecom, Inc.(a)..................... 43,900       658,500
         Aspect Communications Corp.(a)............. 80,000       559,200
         Aware, Inc.(a)............................. 35,200       316,800
         Boston Communications Group, Inc.(a)....... 26,300       378,720
         Digi International, Inc.(a)................ 23,700       207,138
         General Communication, Inc.(a)............. 81,600       987,360
         Harmonic, Inc.(a).......................... 90,100       901,000
         Intermediate Telephone, Inc................ 41,200       490,692
         International FiberCom, Inc.(a)............ 51,900       129,750
         InterVoice-Brite, Inc.(a).................. 51,400       565,400
         Metro One Telecommunications, Inc.(a)...... 20,400     1,323,348
         Network Equipment Technologies, Inc.(a).... 34,000       108,800
         P-COM, Inc.(a)............................. 75,500        41,525
         Pac-West Telecomm, Inc.(a)................. 56,100       108,834
         Proxim, Inc.(a)............................ 42,000       592,200
         Symmetricom, Inc.(a)....................... 36,650       536,556
         ViaSat, Inc.(a)............................ 34,300       819,084
                                                            -------------
                                                                8,745,802
                                                            -------------
       Textiles -- 0.9%
         Angelica Corp.............................. 13,600       149,600
         Ashworth, Inc.(a).......................... 20,400       112,608
         Cone Mills Corp.(a)........................ 32,400        41,796
         Dixie Group, Inc.(a).......................  1,400         6,650
         G & K Services, Inc. (Class "A" Stock)..... 32,100       863,490
         Haggar Corp................................ 10,100       104,535
         Hartmarx Corp.(a).......................... 46,700       117,217
         Kellwood Co................................ 35,375       817,163
         Nautica Enterprises, Inc.(a)............... 49,400     1,009,242
         Oshkosh B'Gosh, Inc. (Class"A" Stock)...... 19,000       631,750
         Oxford Industries, Inc..................... 11,700       257,400
         Springs Industries, Inc. (Class "A" Stock). 28,200     1,243,620
                                                            -------------
                                                                5,355,071
                                                            -------------

                                                            Value
          COMMON STOCKS                           Shares   (Note 2)
          (Continued)                             ------ ------------
          Timber -- 0.1%
            Deltic Timber Corp................... 18,700 $    538,560
                                                         ------------
          Transportation -- 0.2%
            Pegasus Systems, Inc.(a)............. 38,400      443,520
            United Parcel Service, Inc.
             (Class "B" Stock)................... 11,640      672,792
                                                         ------------
                                                            1,116,312
                                                         ------------
          Trucking/Shipping -- 2.0%
            Arkansas Best Corp.(a)............... 31,200      719,160
            Arnold Industies, Inc................ 38,500      745,360
            Forward Air Corp.(a)................. 33,200      994,340
            Heartland Express, Inc.(a)........... 49,561    1,129,991
            Kirby Corp.(a)....................... 37,500      924,375
            Landstar System, Inc.(a)............. 13,100      891,062
            M.S. Carriers, Inc.(a)............... 17,400      534,354
            Monaco Coach Corp.(a)................ 29,600      982,720
            Oshkosh Truck Corp................... 26,000    1,150,500
            Roadway Express, Inc................. 30,200      717,854
            USFreightways Corp................... 40,400    1,191,800
            Werner Enterprises, Inc.............. 73,412    1,780,241
            Yellow Corp.(a)...................... 37,000      702,260
                                                         ------------
                                                           12,464,017
                                                         ------------
          Utility - Electric -- 1.8%
            Atmos Energy Corp.................... 60,700    1,484,722
            Avista Corp.......................... 73,600    1,470,528
            Bangor Hydro-Electric Co............. 11,475      305,005
            Central Vermont Public Service Corp.. 17,900      338,489
            CH Energy Group, Inc................. 26,000    1,142,700
            Green Mountain Power Corp............  8,600      137,256
            NorthWestern Corp.................... 36,100      808,640
            Philadelphia Suburban Corp........... 82,838    2,112,369
            RGS Energy Group, Inc................ 54,000    2,025,000
            UIL Holdings Corp.................... 22,425    1,089,631
                                                         ------------
                                                           10,914,340
                                                         ------------
          Utility - Water -- 0.1%
            American States Water Co............. 15,700      533,800
                                                         ------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $543,247,044)..........................  585,027,206
                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

June 30, 2001 (Unaudited)


                                       Principal
SHORT-TERM                    Moody's   Amount       Value
INVESTMENTS --                Rating     (000)      (Note 2)
10.9%                         ------- ----------- ------------
U.S. Government Agency Obligations -- 0.3%
United States Treasury Bills,
 3.42%, 09/20/01(d)(e).......   Aaa   $     2,000 $  1,984,610
                                                  ------------

                                        Shares
                                      -----------
Mutual Funds -- 6.7%
Prudential Core Investment
 Fund--Taxable Money Market
 Series (Note 4)(c)..........          41,127,770   41,127,770
                                                  ------------

                                       Principal
                                        Amount
                                         (000)
                                      -----------
Repurchase Agreement -- 3.9%
Joint Repurchase Agreement Account,
 3.97%, 07/02/01 (Note 5)............ $    23,569   23,569,000
                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $66,681,380)..............................   66,681,380
                                                  ------------
TOTAL INVESTMENTS -- 106.6%
 (cost $609,928,424; Note 6).....................  651,708,586
                                                  ------------
VARIATION MARGIN ON OPEN FUTURES
 CONTRACTS(f) -- 0.1%............................      322,850
                                                  ------------
LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (6.6)%................................  (40,906,255)
                                                  ------------
NET ASSETS -- 100.0%............................. $611,125,181
                                                  ============

The following abbreviations are used in portfolio descriptions:

NV. Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $39,821,092; cash collateral $41,127,770 was received with which the portfolio purchased securities.
(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.
(d)Security segregated as collateral for futures contracts.
(e)Rate quoted represents yield-to-maturity as of purchase date.
(f)Open futures contracts as of June 30, 2001 are as follows:

                                                       Value at
Number of                      Expiration  Value at    June 30,
Contracts         Type            Date    Trade Date     2001     Depreciation
--------- -------------------- ---------- ----------- ----------- ------------
Long Positions:
 92       S&P MidCap 400 Index  Sept 01   $24,475,350 $24,035,000  $(440,350)
 7        Russell 2000 Index    Sept 01     1,811,775   1,804,600     (7,175)
                                                                   ---------
                                                                   $(447,525)
                                                                   =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

                             STOCK INDEX PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 98.3%                 Value
                                   Shares     (Note 2)
COMMON STOCKS                      ------- ---------------
Advertising -- 0.2%
  Omnicom Group, Inc.(b)..........  59,600 $     5,125,600
  TMP Worldwide, Inc.(a)(b).......  25,000       1,500,000
                                           ---------------
                                                 6,625,600
                                           ---------------
Aerospace -- 1.2%
  Boeing Co....................... 280,436      15,592,241
  General Dynamics Corp...........  66,600       5,182,146
  Lockheed Martin Corp............ 142,698       5,286,961
  Northrop Grumman Corp...........  27,200       2,178,720
  Raytheon Co.(a)(b).............. 115,618       3,069,658
  Rockwell International Corp.....  59,300       2,260,516
  United Technologies Corp.(b).... 155,600      11,399,256
                                           ---------------
                                                44,969,498
                                           ---------------
Airlines -- 0.2%
  AMR Corp........................  48,200       1,741,466
  Delta Airlines, Inc.............  39,000       1,719,120
  Southwest Airlines Co........... 251,337       4,647,221
  US Airways Group, Inc.(a).......  25,100         609,930
                                           ---------------
                                                 8,717,737
                                           ---------------
Apparel -- 0.1%
  Nike, Inc. (Class "B" Shares)...  86,600       3,636,334
  Reebok International, Ltd.......  19,000         607,050
                                           ---------------
                                                 4,243,384
                                           ---------------
Autos--Cars & Trucks -- 1.1%
  Cummins Engine Co., Inc.........  14,400         557,280
  Dana Corp.......................  48,794       1,138,852
  Delphi Automotive Systems Corp.. 188,044       2,995,541
  Ford Motor Co................... 617,045      15,148,455
  General Motors Corp............. 182,900      11,769,615
  Genuine Parts Co................  59,925       1,887,637
  Johnson Controls, Inc...........  27,900       2,021,913
  Navistar International Corp.(a).  18,900         531,657
  PACCAR, Inc.....................  22,860       1,175,461
  TRW, Inc.(b)....................  38,900       1,594,900
  Visteon Corp....................  42,964         789,678
                                           ---------------
                                                39,610,989
                                           ---------------
Banks and Savings & Loans -- 5.1%
  AmSouth Bancorporation.......... 126,900       2,346,381
  Bank of New York Co., Inc....... 247,300      11,870,400
  Bank One Corp.(b)............... 383,345      13,723,751
  BankAmerica Corp................ 537,944      32,292,778
  Capital One Financial Corp......  66,500       3,990,000
  Charter One Financial, Inc......  59,115       1,885,769
  Comerica, Inc...................  54,250       3,124,800
  Fifth Third Bancorp............. 188,149      11,298,348
  First Union Corp................ 329,678      11,518,949
  Golden West Financial Corp......  53,400       3,430,416
  Huntington Bancshares, Inc......  85,775       1,402,421
  KeyCorp......................... 140,400       3,657,420
  Mellon Financial Corp........... 163,600       7,525,600
  National City Corp.............. 202,700       6,239,106
  Northern Trust Corp.............  74,700       4,668,750
  PNC Bank Corp...................  97,500       6,414,525
  Providian Financial Corp........  96,200       5,695,040
  SouthTrust Corp................. 109,800       2,854,800

        COMMON STOCKS                                       Value
                                               Shares      (Note 2)
        (Continued)                           --------- ---------------
        Banks and Savings & Loans (cont'd.)
          State Street Corp..................   107,800 $     5,335,022
          Suntrust Banks, Inc.(b)............    99,700       6,458,566
          U.S. Bancorp.......................   638,081      14,541,866
          Union Planters Corp.(b)............    46,900       2,044,840
          Wells Fargo & Co...................   563,960      26,184,663
          Zions Bancorporation...............     7,000         413,000
                                                        ---------------
                                                            188,917,211
                                                        ---------------
        Chemicals -- 1.1%
          Air Products & Chemicals, Inc......    73,800       3,376,350
          Dow Chemical Co....................   295,561       9,827,403
          Du Pont (E.I.) de Nemours & Co.....   347,991      16,787,086
          Eastman Chemical Co................    27,600       1,314,588
          Engelhard Corp.....................    40,875       1,054,166
          FMC Corp.(a).......................     8,800         603,328
          Great Lakes Chemical Corp.(b)......    13,500         416,475
          Hercules, Inc......................    37,400         422,620
          Praxair, Inc.......................    53,600       2,519,200
          Rohm & Haas Co.....................    72,600       2,388,540
          Sigma-Aldrich Corp.................    27,400       1,058,188
                                                        ---------------
                                                             39,767,944
                                                        ---------------
        Commercial Services -- 0.4%
          Cendant Corp.(a)(b)................   255,618       4,984,551
          Cintas Corp........................    50,300       2,326,375
          Concord EFS, Inc.(a)...............    68,000       3,536,680
          Convergys Corp.(a).................    51,900       1,569,975
          Deluxe Corp........................    29,000         838,100
          Fiserv, Inc.(a)....................    35,400       2,264,892
          Quintiles Transnational Corp.(a)...    36,000         909,000
                                                        ---------------
                                                             16,429,573
                                                        ---------------
        Computers -- 3.8%
          Apple Computer, Inc.(a)............   116,900       2,717,925
          Citrix Systems, Inc.(a)(b).........    64,800       2,261,520
          Compaq Computer Corp.(b)...........   568,469       8,805,585
          Comverse Technology, Inc.(a)(b)....    52,000       2,969,200
          Dell Computer Corp.(a)(b)..........   862,500      22,554,375
          Hewlett-Packard Co.................   643,300      18,398,380
          International Business Machines
           Corp..............................   578,500      65,370,500
          Sun Microsystems, Inc.(a).......... 1,084,300      17,045,196
                                                        ---------------
                                                            140,122,681
                                                        ---------------
        Computer Services -- 8.6%
          Adobe Systems, Inc.................    79,900       3,755,300
          Autodesk, Inc......................    19,800         738,540
          Automatic Data Processing, Inc.....   214,500      10,660,650
          Avaya, Inc.(a).....................    97,908       1,341,340
          BMC Software, Inc.(a)..............    82,600       1,861,804
          BroadVision, Inc.(a)(b)............    80,000         400,000
          Cabletron Systems, Inc.(a).........    63,500       1,450,975
          Cisco Systems, Inc.(a)(b).......... 2,417,000      43,989,400
          Computer Associates International,
           Inc...............................   193,943       6,981,948
          Computer Sciences Corp.(a).........    60,700       2,100,220
          Compuware Corp.(a).................   125,600       1,757,144
          EMC Corp...........................   729,074      21,179,600
          First Data Corp....................   133,000       8,545,250

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

June 30, 2001 (Unaudited)


     COMMON STOCKS                                             Value
                                                  Shares      (Note 2)
     (Continued)                                 --------- ---------------
     Computer Services (cont'd.)
       Gateway, Inc.(a).........................   106,800 $     1,756,860
       Intuit, Inc.(a)..........................    59,300       2,371,407
       Lexmark International, Inc.(a)...........    43,714       2,939,766
       Mercury Interactive Corp.(a)(b)..........    25,000       1,497,500
       Micron Technology, Inc.(a)(b)............   199,400       8,195,340
       Microsoft Corp.(a)....................... 1,774,000     129,502,000
       NCR Corp.(a).............................    31,300       1,471,100
       Network Appliance, Inc.(a)...............   110,400       1,512,480
       Novell, Inc.(a)(b).......................   126,100         717,509
       Oracle Corp.(a).......................... 1,860,120      35,342,280
       Palm, Inc.(a)............................   192,857       1,170,642
       Parametric Technology Corp.(a)...........    97,000       1,357,030
       Peoplesoft, Inc.(a)......................    96,000       4,726,080
       Sapient Corp.(a).........................    37,400         364,650
       Siebel Systems, Inc.(a)(b)...............   146,200       6,856,780
       Symbol Technologies, Inc.(b).............    73,400       1,629,480
       Unisys Corp.(a)..........................   111,000       1,632,810
       VERITAS Software Corp.(a)(b).............   136,258       9,065,245
       Yahoo!, Inc.(a)(b).......................   194,400       3,886,056
                                                           ---------------
                                                               320,757,186
                                                           ---------------
     Construction -- 0.1%
       Centex Corp..............................    21,600         880,200
       Fluor Corp...............................    23,500       1,061,025
       KB HOME..................................    16,166         487,728
       Pulte Corp...............................    14,500         618,135
       Vulcan Materials Co......................    32,000       1,720,000
                                                           ---------------
                                                                 4,767,088
                                                           ---------------
     Consumer Products
       Tupperware Corp..........................    22,300         522,489
                                                           ---------------
     Containers -- 0.1%
       Ball Corp................................    10,900         518,404
       Bemis Co., Inc...........................    18,100         727,077
       Pactiv Corp.(a)..........................    49,900         668,660
                                                           ---------------
                                                                 1,914,141
                                                           ---------------
     Cosmetics & Soaps -- 1.5%
       Alberto-Culver Co. (Class "B" Stock).....    19,100         802,964
       Avon Products, Inc.......................    77,900       3,605,212
       Clorox Co................................    75,500       2,555,675
       Colgate-Palmolive Co.(b).................   188,100      11,096,019
       Gillette Co..............................   354,500      10,276,955
       International Flavors & Fragrances, Inc..    32,400         814,212
       Procter & Gamble Co......................   434,104      27,695,835
                                                           ---------------
                                                                56,846,872
                                                           ---------------
     Diversified Consumer Products -- 1.1%
       Eastman Kodak Co.........................   100,200       4,677,336
       Philip Morris Cos., Inc..................   738,300      37,468,725
                                                           ---------------
                                                                42,146,061
                                                           ---------------
     Diversified Manufacturing Operations -- 4.3%
       General Electric Co.(b).................. 3,298,700     160,811,625
                                                           ---------------
     Diversified Office Equipment -- 0.2%
       Avery Dennison Corp......................    35,000       1,786,750
       Pitney Bowes, Inc........................    81,900       3,449,628
       Xerox Corp...............................   225,792       2,160,829
                                                           ---------------
                                                                 7,397,207
                                                           ---------------

       COMMON STOCKS                                          Value
                                                 Shares      (Note 2)
       (Continued)                              --------- ---------------
       Diversified Operations -- 0.1%
         Corning, Inc..........................   307,000 $     5,129,970
                                                          ---------------
       Drugs & Medical Supplies -- 10.8%
         Abbott Laboratories...................   516,200      24,782,762
         Allergan, Inc.........................    44,700       3,821,850
         American Home Products Corp...........   437,600      25,573,344
         Bard, (C.R.), Inc.....................    19,000       1,082,050
         Bausch & Lomb, Inc.(b)................    20,100         728,424
         Baxter International, Inc.............   196,600       9,633,400
         Becton Dickinson & Co.................    86,700       3,102,993
         Biogen, Inc.(a).......................    48,700       2,647,332
         Biomet, Inc...........................    57,950       2,785,077
         Boston Scientific Corp.(a)(b).........   132,300       2,249,100
         Bristol-Myers Squibb Co...............   650,360      34,013,828
         Cardinal Health, Inc..................   139,875       9,651,375
         Guidant Corp.(a)......................   103,600       3,729,600
         Johnson & Johnson(b)..................   996,572      49,828,600
         King Pharmaceuticals, Inc.(a).........    54,400       2,924,000
         Lilly (Eli) & Co.(b)..................   374,100      27,683,400
         Medtronic, Inc........................   399,200      18,367,192
         Merck & Co., Inc......................   765,900      48,948,669
         Pfizer, Inc........................... 2,096,250      83,954,813
         Pharmacia Corp........................   429,556      19,738,098
         Schering-Plough Corp..................   484,200      17,547,408
         St. Jude Medical, Inc.(a).............    28,300       1,698,000
         Stryker Corp..........................    61,800       3,389,730
         Watson Pharmaceuticals, Inc.(a).......    35,000       2,157,400
                                                          ---------------
                                                              400,038,445
                                                          ---------------
       Electrical Services -- 0.2%
         American Power Conversion.............    57,700         908,775
         Power-One, Inc.(a)....................    20,000         332,800
         TXU Corp..............................    86,906       4,188,000
         Xcel Energy, Inc......................   117,295       3,337,043
                                                          ---------------
                                                                8,766,618
                                                          ---------------
       Electronics -- 5.0%
         Advanced Micro Devices, Inc.(a)(b)....   108,200       3,124,816
         Altera Corp.(a).......................   136,000       3,944,000
         Analog Devices, Inc.(a)...............   122,000       5,276,500
         Applied Materials, Inc.(a)(b).........   267,900      13,153,890
         Applied Micro Circuits Corp.(a)(b)....    97,000       1,668,400
         Broadcom Corp.(a).....................    77,200       3,301,072
         Conexant Systems, Inc.(a).............    72,000         644,400
         Electronic Data Systems Corp.(b)......   157,400       9,837,500
         Emerson Electric Co.(b)...............   143,300       8,669,650
         Intel Corp............................ 2,239,400      65,502,450
         Jabil Circuit, Inc.(a)................    54,000       1,666,440
         JDS Uniphase Corp.(a)(b)..............   430,100       5,376,250
         KLA-Tencor Corp.(a)(b)................    61,600       3,601,752
         Linear Technology Corp.(b)............   106,800       4,722,696
         LSI Logic Corp.(a)(b).................   110,800       2,083,040
         Maxim Integrated Products, Inc.(a)(b).   101,600       4,491,736
         Molex, Inc............................    64,200       2,345,226
         National Semiconductor Corp.(a)(b)....    56,800       1,654,016
         Novellus Systems, Inc.(a)(b)..........    41,100       2,334,069
         Perkin Elmer, Inc.....................    36,000         991,080
         Pinnacle West Capital Corp............    29,000       1,374,600
         PPL Corp..............................    50,000       2,750,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

June 30, 2001 (Unaudited)


       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Electronics (cont'd.)
         QLogic Corp.(a)......................    25,000 $     1,611,250
         RadioShack Corp......................    58,360       1,779,980
         Sanmina Corp.(a)(b)..................   101,600       2,378,456
         Solectron Corp.(a)...................   218,000       3,989,400
         Tektronix, Inc.......................    35,000         950,250
         Teradyne, Inc. (United States)(a)(b).    57,000       1,886,700
         Texas Instruments, Inc...............   577,800      18,200,700
         Thomas & Betts Corp..................    23,800         525,266
         Vitesse Semiconductor Corp.(a).......    54,000       1,136,160
         Xilinx, Inc.(a)(b)...................   109,000       4,495,160
                                                         ---------------
                                                             185,466,905
                                                         ---------------
       Financial Services -- 8.4%
         Ambac Financial Group, Inc...........    30,000       1,746,000
         American Express Co..................   442,300      17,161,240
         Bear, Stearns Cos., Inc..............    35,310       2,082,231
         Citigroup, Inc....................... 1,670,176      88,252,100
         Countrywide Credit Industries, Inc...    40,800       1,871,904
         Equifax, Inc.(b).....................    52,300       1,918,364
         Federal Home Loan Mortgage Corp......   228,900      16,023,000
         Federal National Mortgage
          Association.........................   336,600      28,661,490
         FleetBoston Financial Corp...........   358,866      14,157,264
         Franklin Resources, Inc.(b)..........    81,400       3,725,678
         H&R Block, Inc.......................    30,700       1,981,685
         Household International, Inc.........   157,558      10,509,119
         J.P. Morgan Chase & Co.(b)...........   639,666      28,529,103
         Lehman Brothers Holdings, Inc........    84,300       6,554,325
         MBNA Corp............................   285,768       9,416,056
         Merrill Lynch & Co., Inc.(b).........   272,600      16,151,550
         Moody's Corp.........................    51,860       1,737,310
         Morgan Stanley Dean Witter & Co......   371,410      23,855,664
         Paychex, Inc.(b).....................   125,550       5,022,000
         Regions Financial Corp...............    75,300       2,409,600
         Schwab (Charles) Corp.(b)............   464,900       7,112,970
         Stilwell Financial, Inc.(b)..........    72,800       2,443,168
         Synovus Financial Corp.(b)...........    97,500       3,059,550
         T. Rowe Price Group, Inc.............    36,000       1,346,040
         USA Education, Inc...................    55,900       4,080,700
         Washington Mutual, Inc.(b)...........   289,722      10,879,061
                                                         ---------------
                                                             310,687,172
                                                         ---------------
       Food & Beverage -- 3.6%
         Adolph Coors Co......................    12,800         642,304
         Anheuser-Busch Cos., Inc.(b).........   301,000      12,401,200
         Archer-Daniels-Midland Co............   216,227       2,810,951
         Brown-Forman Corp. (Class "B" Stock).    21,800       1,393,892
         Campbell Soup Co.....................   136,800       3,522,600
         Coca-Cola Co.(b).....................   827,900      37,255,500
         Coca-Cola Enterprises, Inc...........   143,000       2,338,050
         ConAgra, Inc.........................   179,100       3,547,971
         General Mills, Inc...................    94,500       4,137,210
         Heinz (H.J.) & Co....................   115,150       4,708,484
         Hershey Foods Corp...................    45,600       2,813,976
         Kellogg Co.(b).......................   131,800       3,822,200
         PepsiCo, Inc.(b).....................   481,400      21,277,880
         Quaker Oats Co.......................    42,800       3,905,500
         Ralston Purina Group.................   105,720       3,173,714
         Sara Lee Corp........................   266,000       5,038,040

        COMMON STOCKS                                        Value
                                                 Shares     (Note 2)
        (Continued)                              ------- ---------------
        Food & Beverage (cont'd.)
          Sysco Corp............................ 225,600 $     6,125,040
          The Pepsi Bottling Group, Inc.........  39,000       1,563,900
          Unilever NV, ADR (Netherlands)........ 188,132      11,207,023
          Wrigley (William) Jr. Co..............  74,100       3,471,585
                                                         ---------------
                                                             135,157,020
                                                         ---------------
        Forest Products -- 0.5%
          Boise Cascade Corp.(b)................  19,886         699,391
          Georgia-Pacific Corp.(b)..............  73,139       2,475,755
          International Paper Co................ 159,067       5,678,692
          Louisiana-Pacific Corp................  38,900         456,297
          Mead Corp.(b).........................  34,400         933,616
          Potlatch Corp.........................  10,000         344,100
          Temple-Inland, Inc....................  16,000         852,640
          Westvaco Corp.........................  35,700         867,153
          Weyerhaeuser Co.......................  71,900       3,952,343
          Willamette Industries, Inc............  35,900       1,777,050
                                                         ---------------
                                                              18,037,037
                                                         ---------------
        Gas Pipelines -- 0.6%
          Cinergy Corp..........................  52,839       1,846,723
          Enron Corp.(b)........................ 251,300      12,313,700
          Peoples Energy Corp...................  11,400         458,280
          Sempra Energy.........................  66,054       1,805,916
          Williams Cos., Inc.................... 157,100       5,176,445
                                                         ---------------
                                                              21,601,064
                                                         ---------------
        Hospitals/Healthcare Management -- 1.9%
          Aetna, Inc.(a)(b).....................  49,312       1,275,701
          Agilent Technologies, Inc.(a)......... 151,613       4,927,422
          Amgen, Inc.(a)........................ 346,900      21,049,892
          Applera Corp.-Applied Biosystems
           Group................................  74,100       1,982,175
          Chiron Corp.(a)(b)....................  62,000       3,162,000
          Columbia/HCA Healthcare Corp.......... 185,898       8,400,731
          Forest Laboratories, Inc.(a)..........  55,000       3,905,000
          HEALTHSOUTH Corp.(a).................. 133,500       2,131,995
          Humana, Inc.(a).......................  58,100         572,285
          IMS Health, Inc.......................  98,820       2,816,370
          Manor Care, Inc.(a)...................  32,050       1,017,588
          Mckesson HBOC, Inc....................  93,507       3,470,980
          MedImmune, Inc.(a)....................  70,100       3,308,720
          Tenet Healthcare Corp................. 106,600       5,499,494
          UnitedHealth Group, Inc.(b)........... 107,600       6,644,300
          Wellpoint Health Networks, Inc.(a)(b).  19,600       1,847,104
                                                         ---------------
                                                              72,011,757
                                                         ---------------
        Household Products & Personal Care -- 0.3%
          Kimberly-Clark Corp................... 178,288       9,966,299
          Leggett & Platt, Inc..................  64,000       1,409,920
                                                         ---------------
                                                              11,376,219
                                                         ---------------
        Housing Related -- 0.3%
          Masco Corp............................ 150,000       3,744,000
          Maytag Corp...........................  26,400         772,464
          Newell Rubbermaid, Inc.(b)............  84,949       2,132,220
          Stanley Works.........................  25,800       1,080,504
          Whirlpool Corp........................  22,600       1,412,500
                                                         ---------------
                                                               9,141,688
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

June 30, 2001 (Unaudited)


     COMMON STOCKS                                              Value
                                                   Shares      (Note 2)
     (Continued)                                  --------- ---------------
     Human Resources
       Robert Half International, Inc.(a)........    52,300 $     1,301,747
                                                            ---------------
     Insurance -- 4.4%
       AFLAC, Inc................................   178,400       5,617,816
       Allstate Corp.............................   243,188      10,697,840
       American General Corp.....................   169,972       7,895,199
       American International Group, Inc.(b).....   775,664      66,707,104
       Aon Corp.(b)..............................    87,125       3,049,375
       Chubb Corp................................    58,500       4,529,655
       CIGNA Corp.(b)............................    51,300       4,915,566
       Cincinnati Financial Corp.................    55,700       2,200,150
       Conseco, Inc.(b)..........................   110,259       1,505,035
       Hartford Financial Services Group, Inc....    77,200       5,280,480
       Jefferson-Pilot Corp......................    54,018       2,610,150
       John Hancock Financial Services, Inc......    20,000         799,776
       Lincoln National Corp.....................    64,000       3,312,000
       Lowes Corp................................    64,600       4,162,178
       Marsh & McLennan Cos., Inc................    90,800       9,170,800
       MBIA, Inc.................................    46,950       2,614,176
       MetLife, Inc.(b)..........................   251,000       7,775,980
       MGIC Investment Corp......................    35,800       2,600,512
       Progressive Corp.(b)......................    24,400       3,298,636
       SAFECO Corp...............................    41,000       1,209,500
       St. Paul Cos., Inc........................    72,210       3,660,325
       Torchmark Corp............................    41,800       1,680,778
       UnumProvident Corp........................    79,456       2,552,127
       Wachovia Corp.............................    70,500       5,016,075
                                                            ---------------
                                                                162,861,233
                                                            ---------------
     Leisure -- 1.2%
       Brunswick Corp............................    33,400         802,602
       Carnival Corp. (Class "A" Stock)..........   196,800       6,041,760
       Disney (Walt) Co..........................   693,001      20,020,799
       Harley-Davidson, Inc.(b)..................   100,000       4,708,000
       Harrah's Entertainment, Inc.(a)...........    38,750       1,367,875
       Hilton Hotels Corp........................   104,800       1,215,680
       Marriott International, Inc.
        (Class "A" Stock)(b).....................    80,800       3,825,072
       Sabre Group Holdings, Inc.
        (Class "A" Stock)(b).....................    42,419       2,120,950
       Starwood Hotels & Resorts Worldwide, Inc..    62,600       2,333,728
                                                            ---------------
                                                                 42,436,466
                                                            ---------------
     Machinery -- 0.5%
       Caterpillar, Inc..........................   116,200       5,815,810
       Cooper Industries, Inc....................    30,000       1,187,700
       Deere & Co................................    79,200       2,997,720
       Dover Corp.(b)............................    65,200       2,454,780
       Eaton Corp................................    22,700       1,591,270
       Ingersoll-Rand Co.(b).....................    51,850       2,136,220
       Parker Hannifin Corp......................    36,425       1,545,877
       Snap-on, Inc..............................    22,800         550,848
       Thermo Electron Corp.(a)..................    57,000       1,255,140
       Timken Co.................................    21,500         364,210
                                                            ---------------
                                                                 19,899,575
                                                            ---------------
     Media -- 4.3%
       AOL Time Warner, Inc.(a).................. 1,455,320      77,131,960
       Clear Channel Communications, Inc.(a).....   195,300      12,245,310

        COMMON STOCKS                                       Value
                                                Shares     (Note 2)
        (Continued)                             ------- ---------------
        Media (cont'd.)
          Comcast Corp. (Special Class "A")(a)  311,700 $    13,527,780
          Dow Jones & Co., Inc.................  28,800       1,719,648
          Gannett Co., Inc.(b).................  88,300       5,818,970
          Interpublic Group of Cos., Inc.(b)... 105,100       3,084,685
          Knight-Ridder, Inc.(b)...............  22,700       1,346,110
          McGraw Hill, Inc.....................  65,600       4,339,440
          Meredith Corp........................  17,800         637,418
          New York Times Co. (The)
           (Class "A" Stock)(b)................  53,500       2,247,000
          R.R. Donnelley & Sons, Co............  40,200       1,193,940
          Tribune Co...........................  99,200       3,968,992
          Univision Communications, Inc.
           (Class "A" Stock)(a)(b).............  61,000       2,609,580
          Viacom, Inc. (Class "B" Stock)(a)(b). 579,636      29,996,163
                                                        ---------------
                                                            159,866,996
                                                        ---------------
        Metals - Ferrous -- 0.1%
          Allegheny Technologies, Inc..........  28,940         523,525
          Nucor Corp...........................  25,400       1,241,806
          USX-U.S. Steel Group, Inc............  31,540         635,531
          Worthington Industries, Inc..........  34,000         462,400
                                                        ---------------
                                                              2,863,262
                                                        ---------------
        Metals - Non Ferrous -- 0.5%
          Alcan Aluminum, Ltd.(b).............. 103,750       4,359,575
          Alcoa, Inc........................... 289,776      11,417,174
          INCO, Ltd.(a)(b).....................  62,200       1,073,572
                                                        ---------------
                                                             16,850,321
                                                        ---------------
        Mineral Resource -- 0.1%
          Burlington Resources, Inc............  75,817       3,028,889
          Phelps Dodge Corp.(b)................  27,528       1,142,412
                                                        ---------------
                                                              4,171,301
                                                        ---------------
        Miscellaneous - Basic Industry -- 2.2%
          AES Corp.(a)(b)...................... 171,700       7,391,685
          BB&T Corp............................ 135,100       4,958,170
          Crane Co.............................  21,625         670,375
          Danaher Corp.........................  47,600       2,665,600
          Ecolab, Inc..........................  45,000       1,843,650
          Fortune Brands, Inc..................  50,700       1,944,852
          Homestake Mining Co..................  93,700         726,175
          Honeywell, Inc....................... 263,950       9,235,611
          Illinois Tool Works, Inc.............  98,800       6,254,040
          ITT Industries, Inc..................  28,500       1,261,125
          Millipore Corp.......................  16,200       1,004,076
          Pall Corp............................  44,000       1,035,320
          PPG Industries, Inc..................  54,800       2,880,836
          Sealed Air Corp.(a)(b)...............  27,810       1,035,923
          Textron, Inc.........................  46,700       2,570,368
          Tyco International, Ltd.(b).......... 639,943      34,876,893
          W.W. Grainger, Inc...................  33,400       1,374,744
                                                        ---------------
                                                             81,729,443
                                                        ---------------
        Miscellaneous - Consumer Growth/Stable -- 0.4%
          American Greetings Corp.
           (Class "A" Stock)...................  24,800         272,800
          Black & Decker Corp..................  25,800       1,018,068
          Energizer Holdings, Inc.(a)..........       1              23

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

June 30, 2001 (Unaudited)


        COMMON STOCKS                                       Value
                                               Shares      (Note 2)
        (Continued)                           --------- ---------------
        Miscellaneous-Consumer Growth/Stable (cont'd.)
          Minnesota Mining & Manufacturing
           Co. (3M)..........................   132,500 $    15,118,250
                                                        ---------------
                                                             16,409,141
                                                        ---------------
        Oil & Gas -- 5.6%
          Amerada Hess Corp..................    28,100       2,270,480
          Anadarko Petroleum Corp............    85,663       4,628,372
          Ashland Oil, Inc...................    23,100         926,310
          Chevron Corp.(b)...................   213,100      19,285,550
          El Paso Corp.......................   167,311       8,790,520
          EOG Resources, Inc.(b).............    35,000       1,244,250
          Exxon Mobil Corp................... 1,146,635     100,158,567
          Kerr-McGee Corp.(b)................    31,926       2,115,736
          Nabors Industries, Inc.(a)(b)......    47,900       1,781,880
          NICOR, Inc.........................    16,200         631,476
          Phillips Petroleum Co.(b)..........    85,900       4,896,300
          Royal Dutch Petroleum Co. ADR
           (Netherlands).....................   711,400      41,453,278
          Sunoco, Inc.(b)....................    29,200       1,069,596
          Texaco, Inc........................   181,582      12,093,361
          Unocal Corp........................    81,200       2,772,980
          USX-Marathon Corp..................   104,400       3,080,844
                                                        ---------------
                                                            207,199,500
                                                        ---------------
        Oil-Exploration/Production -- 0.2%
          Conoco, Inc. (Class " B" Stock)....   204,957       5,923,257
                                                        ---------------
        Oil & Gas Exploration &Production -- 0.2%
          Devon Energy Corp.(b)..............    40,000       2,100,000
          Occidental Petroleum Corp..........   124,300       3,305,137
                                                        ---------------
                                                              5,405,137
                                                        ---------------
        Oil & Gas Services -- 0.9%
          Apache Corp........................    42,100       2,136,575
          Baker Hughes, Inc..................   111,730       3,742,955
          Halliburton Co.(b).................   148,900       5,300,840
          Kinder Morgan, Inc.(b).............    34,800       1,748,700
          McDermott International, Inc.......    20,700         241,155
          Noble Drilling Corp.(a)............    40,600       1,329,650
          ONEOK, Inc.........................    26,000         512,200
          PG&E Corp..........................   140,000       1,568,000
          Rowan Cos., Inc.(a)................    28,700         634,270
          Schlumberger, Ltd..................   192,700      10,145,655
          Tosco Corp.........................    49,000       2,158,450
          Transocean Sedco Forex, Inc........    99,433       4,101,611
                                                        ---------------
                                                             33,620,061
                                                        ---------------
        Precious Metals -- 0.1%
          Barrick Gold Corp..................   132,300       2,004,345
          Freeport-McMoRan Copper & Gold,
           Inc. (Class "B" Stock)(a).........    51,200         565,760
          Newmont Mining Corp.(b)............    61,503       1,144,571
          Placer Dome, Inc...................   112,000       1,097,600
                                                        ---------------
                                                              4,812,276
                                                        ---------------
        Railroads -- 0.4%
          Burlington Northern Sante Fe Corp..   130,726       3,944,003
          CSX Corp...........................    72,512       2,627,835

       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Railroads (cont'd.)
         Norfolk Southern Corp................   128,300 $     2,655,810
         Union Pacific Corp...................    83,000       4,557,530
                                                         ---------------
                                                              13,785,178
                                                         ---------------
       Restaurants -- 0.4%
         Darden Restaurants, Inc..............    44,300       1,235,970
         McDonald's Corp......................   441,000      11,933,460
         Tricon Global Restaurants, Inc.(a)...    48,050       2,109,395
         Wendy's International, Inc...........    37,800         965,412
                                                         ---------------
                                                              16,244,237
                                                         ---------------
       Retail -- 6.3%
         Albertson's, Inc.(b).................   138,544       4,154,935
         AutoZone, Inc.(a)....................    39,900       1,496,250
         Bed Bath & Beyond, Inc.(a)...........    98,000       3,057,600
         Best Buy Co., Inc.(a)................    69,400       4,408,288
         Big Lots, Inc.(a)....................    40,200         549,936
         Circuit City Stores, Inc.............    70,200       1,263,600
         Costco Wholesale Corp.(a)(b).........   147,732       6,068,831
         CVS Corp.............................   131,500       5,075,900
         Dillard's, Inc. (Class "A" Stock)....    32,750         500,093
         Dollar General Corp..................   109,803       2,141,158
         Federated Department Stores, Inc.(a).    65,100       2,766,750
         Harcourt General, Inc................    22,906       1,332,900
         Home Depot, Inc......................   770,219      35,853,694
         J.C. Penney Co., Inc.................    86,500       2,280,140
         Kmart Corp.(a)(b)....................   169,400       1,943,018
         Kohl's Corp.(a)......................   110,300       6,919,119
         Kroger Co.(a)........................   272,800       6,820,000
         Liz Claiborne, Inc.(b)...............    17,900         903,055
         Longs Drug Stores, Inc...............    13,700         295,235
         Lowe's Cos., Inc.(b).................   123,800       8,981,690
         May Department Stores Co.............    96,800       3,316,368
         Nordstrom, Inc.......................    46,300         858,865
         Office Depot, Inc.(a)(b).............   105,000       1,089,900
         Safeway, Inc.(a).....................   166,000       7,968,000
         Sears, Roebuck & Co..................   110,300       4,666,793
         Sherwin-Williams Co..................    53,800       1,194,360
         Staples, Inc.(a)(b)..................   155,200       2,481,648
         Starbucks Corp.(a)...................   112,400       2,585,200
         Supervalu, Inc.......................    46,800         821,340
         Target Corp..........................   298,368      10,323,533
         The Gap, Inc.........................   283,787       8,229,823
         The Limited, Inc.....................   136,496       2,254,914
         Tiffany & Co.........................    43,300       1,568,326
         TJX Cos., Inc........................    95,700       3,049,959
         Toys 'R' Us, Inc.(a).................    61,250       1,515,937
         Wal-Mart Stores, Inc................. 1,483,800      72,409,440
         Walgreen Co..........................   339,100      11,580,265
         Winn-Dixie Stores, Inc...............    48,900       1,277,757
                                                         ---------------
                                                             234,004,620
                                                         ---------------
       Rubber -- 0.1%
         B.F. Goodrich Co.....................    31,800       1,207,764
         Cooper Tire & Rubber Co..............    28,800         408,960
         Goodyear Tire & Rubber Co.(b)........    49,200       1,377,600
                                                         ---------------
                                                               2,994,324
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

June 30, 2001 (Unaudited)


        COMMON STOCKS                                        Value
                                                Shares      (Note 2)
        (Continued)                            --------- ---------------
        Telecommunications -- 6.9%
          ADC Telecommunications, Inc.(a).....   262,400 $     1,731,840
          Alltel Corp.........................   105,400       6,456,804
          Andrew Corp.(a).....................    29,112         537,116
          AT&T Corp........................... 1,145,567      25,202,474
          BellSouth Corp......................   619,700      24,955,319
          CenturyTel, Inc.....................    43,100       1,305,930
          Citizens Communications Co.(a)......    68,000         818,040
          Global Crossing, Ltd.(a)............   295,105       2,549,707
          Lucent Technologies, Inc............ 1,140,105       7,068,651
          Motorola, Inc.......................   735,195      12,174,829
          Nextel Communications, Inc.
           (Class "A" Stock)(a)(b)............   252,600       4,420,500
          Nortel Networks Corp................ 1,058,280       9,619,765
          QUALCOMM, Inc.(a)(b)................   252,000      14,736,960
          Qwest Communications International,
           Inc.(b)............................   551,747      17,584,177
          SBC Communications, Inc............. 1,127,074      45,150,585
          Scientific-Atlanta, Inc.............    52,800       2,143,680
          Sprint Corp.........................   297,600       6,356,736
          Sprint Corp. (PCS Group)(a)(b)......   309,700       7,479,255
          Tellabs, Inc.(a)....................   138,000       2,674,440
          Verizon Communications..............   896,838      47,980,833
          WorldCom, Inc.......................   961,078      13,647,308
                                                         ---------------
                                                             254,594,949
                                                         ---------------
        Textiles -- 0.1%
          National Service Industries, Inc....    14,700         331,779
          VF Corp.............................    37,036       1,347,370
                                                         ---------------
                                                               1,679,149
                                                         ---------------
        Tobacco
          UST, Inc............................    54,100       1,561,326
        Toy Manufacturer -- 0.1%
          Hasbro, Inc.........................    64,150         926,967
          Mattel, Inc.........................   146,381       2,769,529
                                                               3,696,496
        Trucking & Shipping -- 0.1%
          Federal Express Corp.(a)............   100,840       4,053,768
          Ryder System, Inc...................    20,600         403,760
                                                         ---------------
                                                               4,457,528
                                                         ---------------
        Utilities - Electric & Gas -- 0.5%
          Dynegy, Inc. (Class "A" Stock)......   102,900       4,784,850
          Exelon Corp.........................   107,175       6,872,061
          KeySpan Corp........................    43,400       1,583,232
          NiSource, Inc.......................    61,300       1,675,329
          Progress Energy, Inc. (CVO).........    69,214       3,109,093
          Progress Energy, Inc. (CVO)(a)......    36,000          16,200
                                                         ---------------
                                                              18,040,765
                                                         ---------------
        Utilities - Electric -- 1.7%
          Allegheny Energy, Inc...............    34,400       1,659,800
          Ameren Corp.........................    47,500       2,028,250
          American Electric Power Co.,
           Inc.(a)(b).........................   108,440       5,006,675
          Calpine Corp.(a)(b).................    95,000       3,591,000

        COMMON STOCKS                                        Value
                                                 Shares     (Note 2)
        (Continued)                              ------- --------------
        Utilities - Electric (cont'd.)
          CMS Energy Corp.(b)...................  43,100 $    1,200,335
          Consolidated Edison, Inc.(b)..........  73,100      2,909,380
          Constellation Energy Group............  53,550      2,281,230
          Dominion Resources, Inc...............  80,442      4,836,977
          DTE Energy Co.(b).....................  48,700      2,261,628
          Duke Energy Co........................ 257,962     10,063,098
          Edison International.................. 113,800      1,268,870
          Entergy Corp..........................  75,000      2,879,250
          FirstEnergy Corp.(b)..................  79,100      2,543,856
          FPL Group, Inc........................  59,500      3,582,495
          GPU, Inc. (b).........................  40,000      1,406,000
          Mirant Corp.(a)....................... 110,030      3,785,032
          Niagara Mohawk Holdings, Inc.(a)......  52,700        932,263
          Public Service Enterprise Group, Inc..  68,800      3,364,320
          Reliant Energy, Inc...................  99,210      3,195,554
          Southern Co.(b)....................... 230,200      5,352,150
                                                         --------------
                                                             64,148,163
                                                         --------------
        Waste Management -- 0.2%
          Allied Waste Industries, Inc.(a)......  68,000      1,270,240
          Waste Management, Inc................. 209,230      6,448,469
                                                         --------------
                                                              7,718,709
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $2,397,316,950).......................   3,650,256,341
                                                         --------------

                                              Principal
         SHORT-TERM                  Moody's   Amount        Value
         INVESTMENTS --              Rating     (000)       (Note 2)
         13.5%                       ------- ------------ -------------
         Commercial Paper -- 5.4%
           American Electric Power,
            4.10%, 07/30/01(c)......   P1    $     42,000    41,866,067
           El Paso Energy Corp.,
            4.18%, 07/30/01(c)......   P1          30,000    30,000,000
           Qwest Capital Funding, Inc.,
            5.00%, 07/02/01(c)......   P1          21,544    21,544,000
           Reed Elsevier
            4.00%, 07/24/01(c)......   P1          20,000    19,951,111
            3.97%, 08/21/01(c)......   P1          20,000    19,889,722
           Sprint Capital Corp.
            4.33%, 07/26/01(c)......   P1          11,000    10,968,247
            4.25%, 08/14/01(c)......   P1           5,094     5,068,141
            4.17%, 08/17/01(c)......   P1           9,000     8,952,045
            4.15%, 08/27/01(c)......   P1           2,500     2,483,861
           Sprint Corp.
            4.13%, 0820/01(c).......   P1          15,000    14,915,679
           Tennessee Gas & Pipeline,
            4.05%, 08/28/01(c)......   P1          24,860    24,700,585
                                                          -------------
                                                            200,339,458
                                                          -------------
                                               Shares
                                             ------------
         Mutual Funds -- 8.0%
           Prudential Core
            Investment Fund --
            Taxable Money Market
            Series (Note 4),(c)...........   297,358,228   297,358,228
                                                          -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

June 30, 2001 (Unaudited)


                                             Principal
                SHORT-TERM                    Amount          Value
                INVESTMENTS                    (000)         (Note 2)
                (Continued)             -       --------- --------------
                U.S. Government Obligations -- 0.1%
                  United States Treasury Bill,
                   3.42%, 09/20/01(d)......  $4,700      $    4,663,834
                                                          --------------
                TOTAL SHORT-TERM INVESTMENTS
                  (cost $502,361,520).....................    502,361,520
                                                          --------------
                TOTAL INVESTMENTS -- 111.8%
                  (cost $2,899,678,470; Note 6)...........  4,152,617,861
                VARIATION MARGIN ON OPEN FUTURES
                 CONTRACTS(e)...............................        254,9
                LIABILITIES IN EXCESS OF OTHER
                 ASSETS -- (11.8)%..........................   (437,798,3
                                                          --------------
                NET ASSETS -- 100.0%........................ $3,715,074,4
                                                          ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
CVO Contingent Value Obligation
NV  Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $420,849,027; cash collateral $434,688,351 was received with which the portfolio purchased securities.

(c)Represents security purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of June 30, 2001 were as follows:

Number of               Expiration  Value at     Value at
Contracts     Type         Date    Trade Date  June 30, 2001 Depreciation
--------- ------------- ---------- ----------- ------------- ------------
Long Positions:
   217    S&P 500 Index  Sept 01   $68,549,644  $66,819,725  $(1,729,919)
                                                             ===========

                                VALUE PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 95.7%                  Value
                                    Shares     (Note 2)
COMMON STOCKS                       ------- ---------------
Advertising -- 0.3%
  Lamar Advertising Co.(a)......... 140,700 $     6,190,800
                                            ---------------
Aerospace -- 0.9%
  Boeing Co........................  92,352       5,134,771
  Embraer -- Empresa Brasileira de
   Aeronautica SA ADR (Brazil)..... 171,700       6,704,885
  Northrop Grumman Corp............  29,100       2,330,910
  United Technologies Corp.........  38,200       2,798,532
                                            ---------------
                                                 16,969,098
                                            ---------------
Agricultural Products -- 0.5%
  Monsanto Co...................... 267,900       9,912,300
                                            ---------------
Automobiles & Trucks -- 1.2%
  Dana Corp........................ 118,000       2,754,120
  Ford Motor Co.................... 363,000       8,911,650
  Navistar International Corp.(a).. 420,400      11,825,852
                                            ---------------
                                                 23,491,622
                                            ---------------
Banks and Savings & Loans -- 5.5%
  Bank of America Corp............. 554,600      33,292,638
  Comerica, Inc.................... 174,500      10,051,200
  Freddie Mac...................... 214,300      15,001,000
  PNC Financial Services Group..... 419,300      27,585,747
  U.S. Bancorp..................... 265,800       6,057,582
  Washington Mutual, Inc........... 299,100      11,231,205
  Wells Fargo & Co.................  63,600       2,952,948
                                            ---------------
                                                106,172,320
                                            ---------------
Business Services -- 0.3%
  Interpublic Group of Cos., Inc... 126,700       3,718,645
  KPMG Consulting, Inc.(a)......... 113,400       1,740,690
                                            ---------------
                                                  5,459,335
                                            ---------------

        COMMON STOCKS                                        Value
                                                 Shares     (Note 2)
        (Continued)                              ------- ---------------
        Chemicals -- 1.4%
          Dow Chemical Co....................... 214,600 $     7,135,450
          Eastman Chemical Co...................  42,152       2,007,700
          Lyondell Chemical Co.................. 741,200      11,399,656
          Millennium Chemicals, Inc............. 485,098       7,300,725
                                                         ---------------
                                                              27,843,531
                                                         ---------------
        Computers -- 2.9%
          Dell Computer Corp.(a)................ 510,800      13,357,420
          Hewlett-Packard Co.................... 141,600       4,049,760
          International Business Machines Corp.. 299,500      33,843,500
          Parametric Technology Corp.(a)........ 266,200       3,724,138
          Sun Microsystems, Inc.(a)............. 110,422       1,735,834
                                                         ---------------
                                                              56,710,652
                                                         ---------------
        Computer Software & Services -- 2.3%
          BMC Software, Inc.(a)................. 494,400      11,143,776
          Cisco Systems, Inc.(a)................ 435,250       7,921,550
          Electronic Data Systems Corp..........  58,800       3,675,000
          Microsoft Corp.(a).................... 287,800      21,009,400
                                                         ---------------
                                                              43,749,726
                                                         ---------------
        Diversified Consumer Products -- 1.7%
          Newell Rubbermaid, Inc................  99,200       2,489,920
          Philip Morris Co., Inc................ 621,200      31,525,900
                                                         ---------------
                                                              34,015,820
                                                         ---------------
        Diversified Operations -- 4.2%
          Cendant Corp.(a)...................... 293,680       5,726,760
          Centex Corp........................... 307,300      12,522,475
          Corning, Inc.......................... 105,200       1,757,892
          General Electric Co................... 203,600       9,925,500
          Honeywell International, Inc.......... 288,100      10,080,619

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

June 30, 2001 (Unaudited)


         COMMON STOCKS                                      Value
                                                Shares     (Note 2)
         (Continued)                            ------- ---------------
         Diversified Operations (cont'd.)
           McDermott International, Inc........ 987,000 $    11,498,550
           Snap-on, Inc........................ 235,900       5,699,344
           Textron, Inc........................  92,400       5,085,696
           Tyco International, Ltd............. 371,900      20,268,550
                                                        ---------------
                                                             82,565,386
                                                        ---------------
         Drugs & Medical Supplies -- 3.6%
           Abbott Laboratories.................  99,900       4,796,199
           American Home Products Corp......... 173,342      10,130,106
           Baxter International, Inc........... 214,670      10,518,830
           Bristol-Myers Squibb Co............. 140,200       7,332,460
           Johnson & Johnson................... 117,540       5,877,000
           Merck & Co., Inc.................... 156,700      10,014,697
           Pfizer, Inc......................... 352,400      14,113,620
           Pharmacia Corp...................... 154,300       7,090,085
                                                        ---------------
                                                             69,872,997
                                                        ---------------
         Electronics -- 0.8%
           Amphenol Corp. (Class "A" Stock)(a). 146,100       5,851,305
           Emerson Electric Co.................  76,500       4,628,250
           Intel Corp..........................  77,800       2,275,650
           Sanmina Corp.(a).................... 118,600       2,776,426
                                                        ---------------
                                                             15,531,631
                                                        ---------------
         Financial Services -- 10.5%
           A.G. Edwards, Inc................... 277,400      12,483,000
           Bear Sterns & Co., Inc.............. 180,700      10,655,879
           Citigroup, Inc...................... 797,600      42,145,184
           Countrywide Credit Industries, Inc.. 262,700      12,052,676
           Fannie Mae.......................... 222,900      18,979,935
           FleetBoston Financial Corp.......... 528,490      20,848,930
           Household International, Inc........ 282,000      18,809,400
           J.P. Morgan Chase & Co.............. 302,200      13,478,120
           Legg Mason, Inc..................... 104,600       5,204,896
           Lehman Brothers Holdings, Inc....... 355,800      27,663,450
           Mellon Financial Corp............... 103,200       4,747,200
           Merrill Lynch & Co., Inc............  72,570       4,299,773
           Morgan Stanley Dean Witter & Co..... 206,100      13,237,803
                                                        ---------------
                                                            204,606,246
                                                        ---------------
         Food & Beverage -- 1.3%
           Anheuser-Busch Cos., Inc............ 129,500       5,335,400
           General Mills, Inc.................. 249,250      10,912,165
           Sara Lee Corp....................... 470,050       8,902,747
                                                        ---------------
                                                             25,150,312
                                                        ---------------
         Forest Products -- 2.1%
           Boise Cascade Corp.................. 285,400      10,037,518
           Georgia-Pacific Group............... 306,000      10,358,100
           International Paper Co..............  70,200       2,506,140
           Temple-Inland, Inc.................. 208,600      11,116,294
           Westvaco Corp.......................  83,900       2,037,931
           Weyerhaeuser Co.....................  70,600       3,880,882
                                                        ---------------
                                                             39,936,865
                                                        ---------------
         Hospitals/Hospital Management -- 3.8%
           HCA -- The Healthcare Co............ 458,400      20,715,096
           Health Management Associates,
            Inc.(a)............................ 818,900      17,229,656

      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- ---------------
      Hospitals/Hospital Management (cont'd.)
        Humana, Inc.(a)......................... 2,004,900 $    19,748,265
        Tenet Healthcare Corp...................   105,600       5,447,904
        Wellpoint Health Networks, Inc.(a)......   115,800      10,912,992
                                                           ---------------
                                                                74,053,913
                                                           ---------------
      Household Products & Personal Care -- 1.2%
        Colgate-Palmolive Co....................   121,300       7,155,487
        Gillette Co.............................   354,900      10,288,551
        Kimberly-Clark Corp.....................    60,100       3,359,590
        Procter & Gamble Co.....................    36,000       2,296,800
                                                           ---------------
                                                                23,100,428
                                                           ---------------
      Instrument - Controls -- 0.3%
        Johnson Controls, Inc...................    32,100       2,326,287
        Parker-Hannifin Corp....................    63,600       2,699,184
                                                           ---------------
                                                                 5,025,471
                                                           ---------------
      Insurance -- 6.3%
        ACE, Ltd................................   128,500       5,023,065
        Allstate Corp...........................   458,900      20,187,011
        American General Corp...................    68,900       3,200,405
        American International Group, Inc.......    77,000       6,622,000
        Chubb Corp..............................    40,900       3,166,887
        CIGNA Corp..............................   108,000      10,348,560
        Hartford Financial Services Group, Inc..   258,600      17,688,240
        Lincoln National Corp...................   242,600      12,554,550
        Marsh & McLennan Cos., Inc..............    92,800       9,372,800
        St. Paul Cos., Inc......................   249,800      12,662,362
        XL Capital, Ltd. (Class "A" Stock)......   258,600      21,231,060
                                                           ---------------
                                                               122,056,940
                                                           ---------------
      Leisure -- 0.7%
        Brunswick Corp..........................   208,700       5,015,061
        Carnival Corp...........................   183,300       5,627,310
        Royal Caribbean Cruises, Ltd............   155,200       3,431,472
                                                           ---------------
                                                                14,073,843
                                                           ---------------
      Manufacturing -- 0.2%
        Cascade Corp............................   117,700       1,177,000
        Deere & Co..............................    64,300       2,433,755
                                                           ---------------
                                                                 3,610,755
                                                           ---------------
      Media -- 3.1%
        AOL Time Warner, Inc.(a)................   334,900      17,749,700
        Gannett Co., Inc........................    70,700       4,659,130
        McGraw-Hill Cos., Inc...................   177,700      11,754,855
        Metro-Goldwyn-Mayer, Inc.(a)............   444,800      10,074,720
        New York Times Co. (The)
         (Class "A" Stock)......................   239,400      10,054,800
        Viacom, Inc. (Class "B" Stock)(a).......   105,700       5,469,975
                                                           ---------------
                                                                59,763,180
                                                           ---------------
      Metals-Non Ferrous -- 1.7%
        Alcoa, Inc..............................   379,300      14,944,420
        Phelps Dodge Corp.......................   160,500       6,660,750
        Stillwater Mining Co.(a)................   393,300      11,504,025
                                                           ---------------
                                                                33,109,195
                                                           ---------------
      Office Equipment & Supplies -- 0.7%
        Xerox Corp.............................. 1,479,000      14,154,030
                                                           ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B66

June 30, 2001 (Unaudited)


         COMMON STOCKS                                       Value
                                                 Shares     (Note 2)
         (Continued)                             ------- --------------
         Oil & Gas -- 4.9%
           Chevron Corp......................... 167,700 $   15,176,850
           El Paso Corp......................... 183,264      9,628,691
           Exxon Mobil Corp..................... 273,400     23,881,490
           Praxair, Inc......................... 100,750      4,735,250
           Sempra Energy........................ 312,400      8,541,016
           Sunoco, Inc..........................  89,600      3,282,048
           Texaco, Inc..........................  68,300      4,548,780
           TotalFinaElf SA, ADR (France)........ 139,500      9,792,900
           Williams Cos., Inc................... 502,600     16,560,670
                                                         --------------
                                                             96,147,695
                                                         --------------
         Oil & Gas Exploration & Production -- 4.0%
           Amerada Hess Corp.................... 151,000     12,200,800
           Anadarko Petroleum Corp..............  97,200      5,251,716
           Conoco, Inc. (Class "B" Stock)....... 155,900      4,505,510
           Diamond Offshore Drilling, Inc....... 394,100     13,025,005
           ENSCO International, Inc............. 779,900     18,249,660
           Noble Affiliates, Inc................ 114,600      4,051,110
           Talisman Energy, Inc. (Canada)....... 493,300     18,789,797
           Unocal Corp..........................  74,000      2,527,100
                                                         --------------
                                                             78,600,698
                                                         --------------
         Oil & Gas Services -- 2.1%
           Baker Hughes, Inc.(a)................ 120,800      4,046,800
           FMC Technologies, Inc.(a)............ 294,100      6,073,165
           Halliburton Co....................... 197,800      7,041,680
           Nabors Industries, Inc.(a)........... 233,000      8,667,600
           Santa Fe International Corp.......... 320,100      9,282,900
           Schlumberger, Ltd.................... 114,400      6,023,160
                                                         --------------
                                                             41,135,305
                                                         --------------
         Real Estate Investment Trust -- 3.1%
           Avalonbay Communities, Inc........... 124,400      5,815,700
           Equity Office Properties Trust....... 394,700     12,484,361
           Equity Residential Properties Trust.. 173,800      9,828,390
           Security Capital Group, Inc.
            (Class "B" Stock)(a)................ 351,300      7,517,820
           Spieker Properties, Inc.............. 107,270      6,430,836
           Starwood Hotels & Resorts Worldwide,
            Inc................................. 492,000     18,341,760
                                                         --------------
                                                             60,418,867
                                                         --------------
         Restaurants -- 0.4%
           McDonald's Corp...................... 186,500      5,046,690
           Wendy's International, Inc........... 114,600      2,926,884
                                                         --------------
                                                              7,973,574
                                                         --------------
         Retail -- 3.7%
           CVS Corp.............................  75,000      2,895,000
           Federated Department Stores, Inc.(a). 412,000     17,510,000
           Home Depot, Inc...................... 230,000     10,706,500
           Lowe's Cos., Inc.....................  62,750      4,552,512
           Mattel, Inc.......................... 212,100      4,012,932
           May Department Stores Co............. 200,700      6,875,982
           Safeway, Inc.(a)..................... 109,600      5,260,800
           Target Corp.......................... 251,500      8,701,900
           The Limited, Inc..................... 715,900     11,826,668
                                                         --------------
                                                             72,342,294
                                                         --------------

       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Semiconductors -- 2.4%
         Altera Corp.(a)......................    91,600 $     2,656,400
         Analog Devices, Inc.(a)..............   104,700       4,528,275
         LSI Logic Corp.(a)...................   459,600       8,640,480
         National Semiconductor Corp.(a)......   351,100      10,224,032
         Texas Instruments, Inc...............   483,400      15,227,100
         USX-Marathon Corp....................   150,950       4,454,535
         Xilinx, Inc.(a)......................    37,300       1,538,252
                                                         ---------------
                                                              47,269,074
                                                         ---------------
       Telecommunications -- 8.9%
         ALLTEL Corp..........................   171,800      10,524,468
         AT&T Corp............................   448,300       9,862,600
         CenturyTel, Inc......................   381,200      11,550,360
         General Motors Corp. (Class "H"
          Stock)(a)...........................   254,200       5,147,550
         Motorola, Inc........................ 1,057,900      17,518,824
         Nortel Networks Corp. (Canada).......   175,000       1,590,750
         Qwest Communications International,
          Inc.................................   414,100      13,197,367
         SBC Communications, Inc..............   726,960      29,122,018
         Sprint Corp. (Fon Group)(a)..........   640,000      13,670,400
         Tellabs, Inc.(a).....................   134,700       2,610,486
         Verizon Communications, Inc..........   744,600      39,836,100
         Williams Communications Group, Inc...   277,477         818,557
         WorldCom, Inc. - MCI Group...........    40,360         649,796
         WorldCom, Inc. - WorldCom Group(a)... 1,174,900      16,683,580
                                                         ---------------
                                                             172,782,856
                                                         ---------------
       Tobacco -- 0.6%
         R.J. Reynolds Tobacco Holdings, Inc..   199,600      10,898,160
                                                         ---------------
       Transportation -- 1.4%
         Burlington Northern Santa Fe Corp....    83,900       2,531,263
         General Maritime Corp.(a)............   298,700       4,361,020
         Teekay Shipping Corp. (Bahamas)......   173,600       6,947,472
         Union Pacific Corp...................   253,100      13,897,721
                                                         ---------------
                                                              27,737,476
                                                         ---------------
       Utilities - Electric -- 6.0%
         American Electric Power Co., Inc.....   224,000      10,342,080
         Cinergy Corp.........................    80,300       2,806,485
         Constellation Energy Group, Inc......    56,000       2,385,600
         Duke Energy Corp.....................   336,980      13,145,590
         Exelon Corp..........................   327,350      20,989,682
         FPL Group, Inc.......................   111,800       6,731,478
         Mirant Corp.(a)......................   116,256       3,999,206
         NiSource, Inc........................   452,100      12,355,893
         PG&E Corp............................ 1,215,600      13,614,720
         Pinnacle West Capital Corp...........   189,400       8,977,560
         Reliant Resources, Inc.(a)...........   114,600       2,830,620
         Southern Co..........................   204,400       4,752,300
         TXU Corp.............................   270,400      13,030,576
                                                         ---------------
                                                             115,961,790
                                                         ---------------
       Waste Management -- 0.7%
         Waste Management, Inc................   469,900      14,482,318
                                                         ---------------
       TOTAL LONG-TERM INVESTMENTS
        (cost $1,780,918,935)...........................   1,862,876,503
                                                         ===============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B67

June 30, 2001 (Unaudited)


                                            Principal
                                             Amount       Value
           SHORT-TERM                         (000)      (Note 2)
           INVESTMENT -- 3.4%               -------   --------------
           Repurchase Agreement
              Joint Repurchase Agreement,
               3.97%, 07/02/01
               (cost $65,952,000; Note 5)..  $65,952  $   65,952,000
                                                      --------------
           TOTAL INVESTMENTS -- 99.1%
            (cost $1,846,870,935; Note 6)............  1,928,828,503
                                                      --------------
           ASSETS IN EXCESS OF OTHER
            LIABILITIES -- 0.9%......................     17,681,940
                                                      --------------
           NET ASSETS -- 100.0%...................... $1,946,510,443
                                                      ==============

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

                        ZERO COUPON BOND 2005 PORTFOLIO

June 30, 2001 (Unaudited)


                                                                 Principal
                                                    Maturity      Amount     Value
LONG-TERM INVESTMENTS -- 98.2%                        Date         (000)    (Note 2)
LONG-TERM BONDS                                 --------         --------- -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS
  Federal National Mortgage Association........ 01/24/05         $  1,400  $ 1,164,842
  Federal National Mortgage Association........ 01/24/06            2,320    1,824,819
  Financing Corp............................... 03/07/04            3,350    2,937,749
  Financing Corp............................... 11/11/05              425      333,455
  Financing Corp............................... 02/08/05              688      565,687
  Financing Corp............................... 08/08/07            2,070    1,454,879
  Resolution Funding Corp...................... 07/15/07            4,350    3,125,997
  United States Treasury Bond.................. 08/15/05           33,675   27,385,184
  United States Treasury Bond.................. 02/15/06            7,970    6,336,469
  United States Treasury Bond.................. 08/15/07            6,390    4,648,789
                                                                           -----------
TOTAL LONG-TERM INVESTMENTS
 (cost $46,861,613).......................................................  49,777,870
                                                                           -----------
                                                                  Shares
SHORT-TERM INVESTMENT -- 1.9%                                    ---------
MUTUAL FUND
  Prudential Core Investment Fund -- Taxable Money Market Series
   (cost $970,054; Note 4)....................................   970,054      970,054
                                                                           -----------
TOTAL INVESTMENTS -- 100.1%
 (cost $47,831,667; Note 6)...............................................  50,747,924
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%...........................     (75,364)
                                                                           -----------
TOTAL NET ASSETS -- 100.0%................................................ $50,672,560
                                                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B68

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.
                                  (Unaudited)

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to fourteen Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, Value Portfolio and Zero Coupon Bond 2005 Portfolio.

       The Portfolios of the Series Fund have the following investment objectives:

       Conservative Balanced Portfolio: Total return consistent with a conservatively managed diversified portfolio by investing in money market instruments, bonds and common stocks of both established and smaller companies.

       Diversified Bond Portfolio: High level of income over the long-term while providing reasonable safety of capital by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

       Flexible Managed Portfolio: High total return by investing in money market instruments, bonds and common stocks.

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       Government Income Portfolio: High level of income over the long-term by investing primarily in intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies, mortgage-backed securities and foreign government securities.

       High Yield Bond Portfolio: High total return by investing primarily in noninvestment-grade bonds.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in short-term money market securities that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

       Natural Resources Portfolio: Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

       Small Capitalization Stock Portfolio: Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P 600 SmallCap Index") by investing primarily in stocks of the S&P 600 SmallCap Index.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

       Value Portfolio: Capital appreciation by investing in common stocks that are undervalued.

       Zero Coupon Bond 2005 Portfolio: Highest predictable compound investment return by investing primarily in debt obligations of the U.S. Treasury and corporations, issued without interest coupons or stripped of their interest coupons.

                                      C1

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.

       The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       The High Yield Bond Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at June 30, 2001 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may be delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

                                      C2

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
       (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealer's. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the time the securities are on loan, the Series Fund will continue to receive the interest and

                                      C3
       dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the six months ended June 30, 2001, PSI has been compensated by the following amounts:

Conservative Balanced Portfolio..... $  279,994
Diversified Bond Portfolio..........    173,358
Flexible Managed Portfolio..........    332,141
Global Portfolio....................    145,285
Government Income Portfolio.........     22,687
High Yield Bond Portfolio...........     47,157
Prudential Jennison Portfolio.......     14,011
Small Capitalization Stock Portfolio     47,074
Stock Index Portfolio...............    263,311
Value Portfolio.....................      9,732
                                     ----------
                                     $1,334,750
                                     ==========

       Swaps: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       For Portfolios with multiple classes of shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

                                      C4

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ("PIC"), Jennison Associates LLC ("Jennison"), Victory Capital Management Inc. ("Victory"), GE Asset Management Inc. ("GEAM"), Salomon Brothers Asset Management Inc. ("Salomon") and Deutsche Asset Management Inc. ("Deutsche"), (collectively, the "Subadvisors"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PIFM pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses. Effective March 31, 2001, PIC changed its name to Prudential Investment Management, Inc. ("PIM").

       The management fee paid to PIFM is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

             Portfolio               Management Fee
             ---------               --------------
Conservative Balanced Portfolio.....      0.55%
Diversified Bond Portfolio..........      0.40
Equity Portfolio....................      0.45
Flexible Managed Portfolio..........      0.60
Global Portfolio....................      0.75
Government Income Portfolio.........      0.40
High Yield Bond Portfolio...........      0.55
Money Market Portfolio..............      0.40
Natural Resources Portfolio.........      0.45
Prudential Jennison Portfolio.......      0.60
Small Capitalization Stock Portfolio      0.40
Stock Index Portfolio...............      0.35
Value Portfolio.....................      0.40
Zero Coupon Bond 2005 Portfolio.....      0.40

       The Subadvisors provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

             Portfolio                      Subadvisor(s)
             ---------                      -------------
Conservative Balanced Portfolio..... PIM
Diversified Bond Portfolio.......... PIM
Equity Portfolio.................... Jennison, GEAM, Salomon
Flexible Managed Portfolio.......... PIM
Global Portfolio.................... Jennison
Government Income Portfolio......... PIM
High Yield Bond Portfolio........... PIM
Money Market Portfolio.............. PIM
Natural Resources Portfolio......... Jennison
Prudential Jennison Portfolio....... Jennison
Small Capitalization Stock Portfolio PIM
Stock Index Portfolio............... PIM
Value Portfolio..................... Jennison, Deutsche, Victory
Zero Coupon Bond 2005 Portfolio..... PIM

                                      C5

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PIFM has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                        Class I      Class II
             Portfolio               Expense limit Expense Limit
             ---------               ------------- -------------
Conservative Balanced Portfolio.....     0.75%          N/A
Diversified Bond Portfolio..........     0.75           N/A
Equity Portfolio....................     0.75          1.15%
Flexible Managed Portfolio..........     0.75           N/A
Government Income Portfolio.........     0.75           N/A
High Yield Bond Portfolio...........     0.75           N/A
Money Market Portfolio..............     0.75           N/A
Natural Resources Portfolio.........     0.75           N/A
Prudential Jennison Portfolio.......     0.75          1.15
Small Capitalization Stock Portfolio     0.75           N/A
Stock Index Portfolio...............     0.75           N/A
Value Portfolio.....................     0.75          1.15
Zero Coupon Bond 2005 Portfolio.....     0.75           N/A

          N/A--Not Applicable--Portfolio does not currently have Class II shares.

       PIC, PIMS, PIFM, PIM and Jennison are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

       The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 6, 2002. Prior to March 7, 2001 the maximum commitment under the SCA was $1 billion. The Series Fund did not borrow any amount pursuant to the SCA during the six months ended June 30, 2001.

                                      C6

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2001, the Series Fund incurred fees for the services of PMFS and as of June 30, 2001 fees were due to PMFS as follows:

                                     Amount Incurred
                                         for the       Amount Due
                                     Six Months Ended     as of
             Portfolio                June 30, 2001   June 30, 2001
             ---------               ---------------- -------------
Conservative Balanced Portfolio.....     $ 2,900         $  400
Diversified Bond Portfolio..........       3,400            500
Equity Portfolio....................       3,600            500
Flexible Managed Portfolio..........       3,000            400
Global Portfolio....................       3,800            600
Government Income Portfolio.........       2,000            300
High Yield Bond Portfolio...........       3,300            500
Money Market Portfolio..............       4,000            600
Natural Resources Portfolio.........       2,000            300
Prudential Jennison Portfolio.......       5,000            800
Small Capitalization Stock Portfolio       2,700            400
Stock Index Portfolio...............       4,000            600
Value Portfolio.....................       3,400            500
Zero Coupon Bond 2005 Portfolio.....         700            100
                                         -------         ------
                                         $43,800         $6,500
                                         =======         ======

       For the six months ended June 30, 2001, PSI earned $134,792 in brokerage commissions from transactions executed on behalf of the Series Fund as follows:

          Portfolio           Commissions
          ---------           -----------
Equity Portfolio.............  $ 25,774
Prudential Jennison Portfolio   107,195
Value Portfolio..............     1,823
                               --------
                               $134,792
                               ========

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the six months ended June 30, 2001, the following portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                       Income         Income from
                                     from Cash    Securities Lending
             Portfolio               Investment  Collateral Investment
             ---------               ----------- ---------------------
Conservative Balanced Portfolio..... $ 5,381,859       $315,973
Diversified Bond Portfolio..........     985,024        348,452
Flexible Managed Portfolio..........  23,584,871        334,670
Government Income Portfolio.........          --         68,063
High Yield Bond Portfolio...........          --        141,473
Small Capitalization Stock Portfolio          --        138,039
Stock Index Portfolio...............     972,361        288,294
Zero Coupon Bond 2005 Portfolio.....      29,464             --

                                      C7

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $427,892,000 as of June 30, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                      Principal   Percentage
             Portfolio                 Amount      Interest
             ---------               ------------ ----------
Equity Portfolio.................... $181,351,000    42.38%
Global Portfolio....................   26,254,000     6.14
Natural Resources Portfolio.........    6,807,000     1.59
Prudential Jennison Portfolio.......   60,479,000    14.14
Small Capitalization Stock Portfolio   23,569,000     5.51
Value Portfolio.....................   65,952,000    15.41
All other portfolios................   63,480,000    14.83
                                     ------------   ------
                                     $427,892,000   100.00%
                                     ============   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       CS First Boston, 4.00%, in the principal amount of $138,947,000, repurchase price $138,993,316, due 07/02/2001. The value of the collateral including accrued interest was $141,727,621.

       Greenwich Capital Market, 3.99%, in the principal amount of $50,000,000, repurchase price $50,016,625, due 07/02/2001. The value of the collateral including accrued interest was $51,000,629.

       JP Morgan Chase, 3.92%, in the principal amount of $100,000,000, repurchase price $100,032,667, due 07/02/2001. The value of the collateral including accrued interest was $102,003,720.

       UBS Warburg, 3.98%, in the principal amount of $138,945,000, repurchase price $138,991,083, due 07/02/2001. The value of the collateral including accrued interest was $141,724,424.

                                      C8

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the six months ended June 30, 2001 were as follows:

         Cost of Purchases:
         Portfolio
         ---------
         Conservative Balanced Portfolio................ $  315,213,467
         Diversified Bond Portfolio.....................    560,456,369
         Equity Portfolio...............................  6,241,437,172
         Flexible Managed Portfolio.....................  1,162,334,333
         Global Portfolio...............................    295,864,441
         Government Income Portfolio....................      9,475,111
         High Yield Bond Portfolio......................    307,333,917
         Natural Resources Portfolio....................     49,076,162
         Prudential Jennison Portfolio..................  1,295,339,276
         Small Capitalization Stock Portfolio...........     74,062,168
         Stock Index Portfolio..........................     50,286,563
         Value Portfolio................................  2,490,717,118
         Zero Coupon Bond 2005 Portfolio................              0

         Proceeds from Sales:
         Portfolio
         ---------
         Conservative Balanced Portfolio................ $  377,127,035
         Diversified Bond Portfolio.....................    495,653,245
         Equity Portfolio...............................  6,409,943,307
         Flexible Managed Portfolio.....................  1,336,826,900
         Global Portfolio...............................    325,439,365
         Government Income Portfolio....................              0
         High Yield Bond Portfolio......................    234,708,691
         Natural Resources Portfolio....................     37,784,820
         Prudential Jennison Portfolio..................  1,313,618,570
         Small Capitalization Stock Portfolio...........     49,918,345
         Stock Index Portfolio..........................    232,946,086
         Value Portfolio................................  2,528,104,411
         Zero Coupon Bond 2005 Portfolio................              0

       The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 2001 were as follows:

                                                            Total Net
          Portfolio            Appreciation  Depreciation   Unrealized      Tax Basis
          ---------           -------------- ------------ --------------  --------------
Conservative Balanced
  Portfolio.................. $  298,726,688 $250,303,725 $   48,422,963  $3,953,818,471
Diversified Bond Portfolio...     24,569,694   13,400,823     11,168,871   1,447,692,199
Equity Portfolio.............    381,660,305  505,084,274   (123,423,969)  5,248,321,283
Flexible Managed Portfolio...    265,592,505  228,391,778     37,200,727   4,670,956,970
Global Portfolio.............     70,595,446   84,009,876    (13,414,430)  1,058,636,696
Government Income Portfolio..      3,782,634    1,392,238      2,390,396     344,044,117
High Yield Bond Portfolio....     18,710,067  172,199,080   (153,489,013)    886,836,616
Natural Resources Portfolio..    126,442,194   49,346,148     77,096,046     302,279,926
Prudential Jennison Portfolio    189,557,749  271,292,210    (81,734,461)  2,561,317,710
Small Capitalization Stock
  Portfolio..................    121,089,250   80,816,670     40,272,580     611,436,006
Stock Index Portfolio........  1,514,966,765  262,528,525  1,252,438,240   2,900,179,621
Value Portfolio..............    198,508,057  117,071,652     81,436,405   1,847,392,098
Zero Coupon Bond 2005
  Portfolio..................      2,924,875        8,618      2,916,257      47,831,667

                                      C9

       The Equity Portfolio's options activity is as follows:

                                                          Contracts Premiums
  Equity Portfolio                                        --------- --------
     Balance as of December 31, 2000.....................      0    $      0
     Options written.....................................    940     307,370
     Options terminated in closing purchase transactions.   (235)    (76,843)
                                                            ----    --------
     Balance as of June 30, 2001.........................    705    $230,527
                                                            ====    ========

       The Global Portfolio entered into 2 swap agreements with Merrill Lynch International. The first is an equity index price return swap agreement. At termination, the Portfolio will receive from/pay to the counterparty the amount of appreciation/(depreciation) in the value of the underlying Dow Jones Euro Stoxx 50 (Price) Index. In addition, the Portfolio incurred certain transaction cost in connection with this agreement. The second is an equity price return swap agreement. The Portfolio receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Portfolio pays 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The details of the swap agreements are as follows:


                               Termination             Current     Current
                     Open Date    Date      Shares      Value       Basis    Depreciation
                     --------- ----------- --------- ----------- ----------- ------------
DJ Euro Stoxx 50.... 06/13/01   09/21/01       1,624 $59,125,210 $60,131,303 $(1,006,093)
Taiwan Semiconductor 03/06/01   03/02/02   5,747,140  10,644,584  11,287,025    (642,441)
                                                                             -----------
                                                                             $(1,648,534)
                                                                             ===========

       For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 2000. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                Post October Post October Capital Loss
                                  Currency     Capital       Carry
                                   Losses       Losses      forwards     Expiration
           Portfolio              Deferred     Deferred    Available        Date
           ---------            ------------ ------------ -------------  ----------
Conservative Balanced Portfolio         --   $   712,780             --       --
Diversified Bond Portfolio.....         --        17,005  $ (25,194,800)    2007
                                                            (16,783,700)    2008
                                                          -------------
                                                            (41,978,500)      --
Global Portfolio...............   $268,699     8,779,794             --       --
High Yield Bond Portfolio......         --    16,284,139     (2,841,700)    2003
                                                            (43,467,300)    2007
                                                            (59,264,500)    2008
                                                          -------------
                                                           (105,573,500)
Government Income Portfolio....         --            --     (3,193,600)    2008
Natural Resources Portfolio....     14,561            --             --       --

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of June 30, 2001, the Equity, Prudential Jennison, and Value Portfolios have Class II shares outstanding.

                                      C10

       Transactions in shares of common stock of the Equity, Prudential Jennison, and Value Portfolios were as follows:

Equity Portfolio:
                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................   2,689,254  $   62,443,017
Capital stock issued in reinvestment of dividends and distributions  12,474,835     277,939,310
Capital stock repurchased.......................................... (12,226,453)   (283,205,538)
                                                                    -----------  --------------
Net increase in shares outstanding.................................   2,937,636  $   57,176,789
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................   5,832,020  $  159,489,724
Capital stock issued in reinvestment of dividends and distributions  41,948,776   1,027,518,157
Capital stock repurchased.......................................... (32,791,353)   (900,454,254)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  14,989,443  $  286,553,627
                                                                    ===========  ==============

                             Class II                                 Shares         Amount
                             --------                               -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................      78,803  $    1,829,254
Capital stock issued in reinvestment of dividends and distributions       5,483         122,178
Capital stock repurchased..........................................     (90,246)     (2,072,615)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................      (5,960) $     (121,183)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................     180,812  $    5,100,934
Capital stock issued in reinvestment of dividends and distributions      10,095         244,147
Capital stock repurchased..........................................    (129,081)     (3,655,301)
                                                                    -----------  --------------
Net increase in shares outstanding.................................      61,826  $    1,689,780
                                                                    ===========  ==============

Prudential Jennison Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................   6,908,408  $  147,764,841
Capital stock issued in reinvestment of dividends and distributions   1,210,806      25,075,784
Capital stock repurchased.......................................... (11,580,357)   (241,984,628)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (3,461,143) $  (69,144,003)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................  31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions  17,678,914     414,090,579
Capital stock repurchased..........................................  (9,174,387)   (291,311,076)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  40,413,175  $1,174,149,125
                                                                    ===========  ==============

                             Class II                                 Shares         Amount
                             --------                               -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................   3,988,253  $   86,574,814
Capital stock issued in reinvestment of dividends and distributions      12,555         258,619
Capital stock repurchased..........................................  (3,021,389)    (65,607,559)
                                                                    -----------  --------------
Net increase in shares outstanding.................................     979,419  $   21,225,874
                                                                    ===========  ==============
February 10, 2000(a) through December 31, 2000:
Capital stock sold.................................................     550,511  $   16,730,013
Capital stock issued in reinvestment of dividends and distributions      71,503       1,617,253
Capital stock repurchased..........................................     (39,878)     (1,198,186)
                                                                    -----------  --------------
Net increase in shares outstanding.................................     582,136  $   17,149,080
                                                                    ===========  ==============
(a) Commencement of offering of Prudential Jennison Portfolio Class II shares.

                                      C11

Value Portfolio:

                             Class I                                  Shares       Amount
                             -------                                ----------  -------------
Six months ended June 30, 2001:
Capital stock sold.................................................  6,836,010  $ 137,776,148
Capital stock issued in reinvestment of dividends and distributions  5,295,955    102,582,648
Capital stock repurchased.......................................... (9,063,040)  (183,061,704)
                                                                    ----------  -------------
Net increase in shares outstanding.................................  3,068,925  $  57,297,092
                                                                    ==========  =============

                             Class II                                 Shares       Amount
                             --------                               ----------  -------------
May 14, 2001(b) through June 30, 2001:
Capital stock sold.................................................        611  $      12,115
Capital stock repurchased..........................................       (116)        (2,273)
                                                                    ----------  -------------
Net increase in shares outstanding.................................        495  $       9,842
                                                                    ==========  =============
(b)Commencement of offering of Value Portfolio Class II shares.

                                      C12

Financial Highlights
(Unaudited)

                                                                          Conservative Balanced Portfolio
                                                          ---------------------------------------------------------------
                                                          Six Months                        Year Ended
                                                            Ended                          December 31,
                                                           June 30,     -------------------------------------------------
                                                             2001         2000       1999      1998      1997      1996
                                                          ----------    --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  14.63     $  15.36   $  15.08  $  14.97  $  15.52  $  15.31
                                                           --------     --------   --------  --------  --------  --------
Income From Investment Operations:
Net investment income....................................      0.24         0.59       0.62      0.66      0.76      0.66
Net realized and unrealized gains (losses) on investments     (0.39)       (0.65)      0.37      1.05      1.26      1.24
                                                           --------     --------   --------  --------  --------  --------
  Total from investment operations.......................     (0.15)       (0.06)      0.99      1.71      2.02      1.90
                                                           --------     --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.17)       (0.56)     (0.62)    (0.66)    (0.76)    (0.66)
Distributions from net realized gains....................        --        (0.11)     (0.06)    (0.94)    (1.81)    (1.03)
Distributions in excess from net realized gains..........        --           --      (0.03)       --        --        --
                                                           --------     --------   --------  --------  --------  --------
  Total distributions....................................     (0.17)       (0.67)     (0.71)    (1.60)    (2.57)    (1.69)
                                                           --------     --------   --------  --------  --------  --------
Net Asset Value, end of period...........................  $  14.31     $  14.63   $  15.36  $  15.08  $  14.97  $  15.52
                                                           ========     ========   ========  ========  ========  ========
Total Investment Return:(a)..............................     (0.99)%      (0.48)%     6.69%    11.74%    13.45%    12.63%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $3,471.9     $3,714.3   $4,387.1  $4,796.0  $4,744.2  $4,478.8
Ratios to average net assets:............................
  Expenses...............................................      0.59%(b)     0.60%      0.57%     0.57%     0.56%     0.59%
  Net investment income..................................      3.33%(b)     3.79%      4.02%     4.19%     4.48%     4.13%
Portfolio turnover rate..................................       123%(c)       85%       109%      167%      295%      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

                                                                   Diversified Bond Portfolio
                                                 -------------------------------------------------------------
                                                 Six Months                       Year Ended
                                                   Ended                         December 31,
                                                  June 30,     -----------------------------------------------
                                                    2001         2000        1999       1998     1997    1996
                                                 ----------    --------    --------   --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period............  $  11.28     $  10.95    $  11.06   $  11.02  $11.07  $11.31
                                                  --------     --------    --------   --------  ------  ------
Income From Investment Operations:
Net investment income...........................      0.38         0.77        0.67       0.69    0.80    0.76
Net realized and unrealized gains on investments      0.22         0.26       (0.75)      0.08    0.11   (0.27)
                                                  --------     --------    --------   --------  ------  ------
   Total from investment operations.............      0.60         1.03       (0.08)      0.77    0.91    0.49
                                                  --------     --------    --------   --------  ------  ------
Less Distributions:
Dividends from net investment income............     (0.18)       (0.70)         --      (0.69)  (0.83)  (0.73)
Distributions from net realized gains...........        --(b)        --(b)    (0.03)     (0.04)  (0.13)     --
                                                  --------     --------    --------   --------  ------  ------
   Total distributions..........................     (0.18)       (0.70)      (0.03)     (0.73)  (0.96)  (0.73)
                                                  --------     --------    --------   --------  ------  ------
Net Asset Value, end of period..................  $  11.70     $  11.28    $  10.95   $  11.06  $11.02  $11.07
                                                  ========     ========    ========   ========  ======  ======
Total Investment Return(a)......................      5.29%        9.72%      (0.74)%     7.15%   8.57%   4.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........  $1,348.1     $1,269.8    $1,253.8   $1,122.6  $816.7  $720.2
Ratios to average net assets:...................
  Expenses......................................      0.44%(c)     0.45%       0.43%      0.42%   0.43%   0.45%
  Net investment income.........................      6.69%(c)     6.83%       6.25%      6.40%   7.18%   6.89%
Portfolio turnover rate.........................       134%(d)      139%        171%       199%    224%    210%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Less than $0.005 per share.

(c)Annualized.

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights
(Unaudited)

                                                                                 Equity Portfolio
                                                          --------------------------------------------------------------
                                                                                      Class I
                                                          --------------------------------------------------------------
                                                          Six Months                       Year Ended
                                                            Ended                         December 31,
                                                           June 30,     ------------------------------------------------
                                                             2001         2000      1999      1998      1997      1996
                                                          ----------    --------  --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  24.50     $  28.90  $  29.64  $  31.07  $  26.96  $  25.64
                                                           --------     --------  --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................      0.10         0.51      0.54      0.60      0.69      0.71
Net realized and unrealized gains (losses) on investments     (1.46)        0.26      3.02      2.21      5.88      3.88
                                                           --------     --------  --------  --------  --------  --------
   Total from investment operations......................     (1.36)        0.77      3.56      2.81      6.57      4.59
                                                           --------     --------  --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.06)       (0.51)    (0.53)    (0.60)    (0.70)    (0.67)
Distributions in excess of net investment income.........        --        (0.02)       --        --        --        --
Distributions from net realized gains....................     (1.18)       (4.64)    (3.77)    (3.64)    (1.76)    (2.60)
                                                           --------     --------  --------  --------  --------  --------
   Total distributions...................................     (1.24)       (5.17)    (4.30)    (4.24)    (2.46)    (3.27)
                                                           --------     --------  --------  --------  --------  --------
Net Asset Value, end of period...........................  $  21.90     $  24.50  $  28.90  $  29.64  $  31.07  $  26.96
                                                           ========     ========  ========  ========  ========  ========
Total Investment Return(a)...............................     (5.64)%       3.28%    12.49%     9.34%    24.66%    18.52%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $5,117.5     $5,652.7  $6,235.0  $6,247.0  $6,024.0  $4,814.0
Ratios to average net assets:
  Expenses...............................................      0.48%(b)     0.49%     0.47%     0.47%     0.46%     0.50%
  Net investment income..................................      0.87%(b)     1.75%     1.72%     1.81%     2.27%     2.54%
Portfolio turnover rate..................................       121%(d)       78%        9%       25%       13%       20%

                                                                      Equity Portfolio
                                                          ------------------------------------
                                                                          Class II
                                                          ------------------------------------
                                                          Six Months                May 3, 1999(c)
                                                            Ended       Year Ended     through
                                                           June 30,    December 31,  December 31,
                                                             2001          2000          1999
                                                          ----------   ------------ --------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $24.51        $28.92        $32.79
                                                            ------        ------        ------
Income from Investment Operations:
Net investment income....................................     0.01          0.39          0.28
Net realized and unrealized gains (losses) on investments    (1.42)         0.26         (0.60)
                                                            ------        ------        ------
   Total from investment operations......................    (1.41)         0.65         (0.32)
                                                            ------        ------        ------
Less Distributions:
Dividends from net investment income.....................    (0.03)        (0.40)        (0.34)
Distributions in excess of net investment income.........       --         (0.02)           --
Distributions from net realized gains....................    (1.18)        (4.64)        (3.21)
                                                            ------        ------        ------
   Total distributions...................................    (1.21)        (5.06)        (3.55)
                                                            ------        ------        ------
Net Asset Value, end of period...........................   $21.89        $24.51        $28.92
                                                            ======        ======        ======
Total Investment Return(a)...............................    (5.82)%        2.83%        (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $  1.5        $  1.8        $  0.3
Ratios to average net assets:
  Expenses...............................................     0.88%(b)      0.91%         0.87%(b)
  Net investment income..................................     0.48%(b)      1.26%         1.33%(b)
Portfolio turnover rate..................................      121%(d)        78%            9%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

(d)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights
(Unaudited)

                                                                             Flexible Managed Portfolio
                                                          ---------------------------------------------------------------
                                                          Six Months                        Year Ended
                                                            Ended                          December 31,
                                                           June 30,     -------------------------------------------------
                                                             2001         2000       1999      1998      1997      1996
                                                          ----------    --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  16.53     $  17.64   $  16.56  $  17.28  $  17.79  $  17.86
                                                           --------     --------   --------  --------  --------  --------
Income From Investment Operations:
Net investment income....................................      0.24         0.61       0.58      0.58      0.59      0.57
Net realized and unrealized gains (losses) on investments     (0.65)       (0.86)      0.69      1.14      2.52      1.79
                                                           --------     --------   --------  --------  --------  --------
   Total from investment operations......................     (0.41)       (0.25)      1.27      1.72      3.11      2.36
                                                           --------     --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.15)       (0.62)        --     (0.59)    (0.58)    (0.58)
Distributions from net realized gains....................     (0.23)       (0.24)     (0.19)    (1.85)    (3.04)    (1.85)
                                                           --------     --------   --------  --------  --------  --------
   Total distributions...................................     (0.38)       (0.86)     (0.19)    (2.44)    (3.62)    (2.43)
                                                           --------     --------   --------  --------  --------  --------
Net Asset Value, end of period...........................  $  15.74     $  16.53   $  17.64  $  16.56  $  17.28  $  17.79
                                                           ========     ========   ========  ========  ========  ========
Total Investment Return(a)...............................     (2.53)%      (1.44)%     7.78%    10.24%    17.96%    13.64%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $4,173.3     $4,463.8   $5,125.3  $5,410.0  $5,490.1  $4,896.9
Ratios to average net assets:
  Expenses...............................................      0.64%(b)     0.64%      0.62%     0.61%     0.62%     0.64%
  Net investment income..................................      2.87%(b)     3.22%      3.20%     3.21%     3.02%     3.07%
Portfolio turnover rate..................................       126%(c)      132%        76%      138%      227%      233%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

                                                                               Global Portfolio
                                                          ---------------------------------------------------------
                                                          Six Months                     Year Ended
                                                            Ended                       December 31,
                                                           June 30,     -------------------------------------------
                                                             2001         2000       1999     1998    1997    1996
                                                          ----------    --------   --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  23.61     $  30.98   $  21.16  $17.92  $17.85  $15.53
                                                           --------     --------   --------  ------  ------  ------
Income from Investment Operations:
Net investment income....................................      0.07         0.07       0.06    0.07    0.09    0.11
Net realized and unrealized gains (losses) on investments     (1.88)       (5.30)     10.04    4.38    1.11    2.94
                                                           --------     --------   --------  ------  ------  ------
   Total from investment operations......................     (1.81)       (5.23)     10.10    4.45    1.20    3.05
                                                           --------     --------   --------  ------  ------  ------
Less Distributions:
Dividends from net investment income.....................     (0.02)       (0.07)        --   (0.16)  (0.13)  (0.11)
Distributions in excess of net investment income.........        --        (0.13)     (0.10)  (0.12)  (0.10)     --
Distributions from net realized gains....................     (4.77)       (1.94)     (0.18)  (0.93)  (0.90)  (0.62)
                                                           --------     --------   --------  ------  ------  ------
   Total distributions...................................     (4.79)       (2.14)     (0.28)  (1.21)  (1.13)  (0.73)
                                                           --------     --------   --------  ------  ------  ------
Net Asset Value, end of period...........................  $  17.01     $  23.61   $  30.98  $21.16  $17.92  $17.85
                                                           ========     ========   ========  ======  ======  ======
Total Investment Return(a)...............................     (8.63)%     (17.68)%    48.27%  25.08%   6.98%  19.97%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $1,024.1     $1,182.1   $1,298.3  $844.5  $638.4  $580.6
Ratios to average net assets:
  Expenses...............................................      0.84%(b)     0.85%      0.84%   0.86%   0.85%   0.92%
  Net investment income..................................      0.87%(b)     0.25%      0.21%   0.29%   0.47%   0.64%
Portfolio turnover rate..................................        31%(c)       95%        76%     73%     70%     41%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.


(c)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights
(Unaudited)

                                                               Government Income Portfolio
                                                 ------------------------------------------------------
                                                 Six Months                   Year Ended
                                                   Ended                     December 31,
                                                  June 30,    -----------------------------------------
                                                    2001       2000    1999     1998      1997    1996
                                                 ----------   ------  ------   ------    ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period............   $12.02     $11.55  $11.87   $11.52    $11.22  $11.72
                                                   ------     ------  ------   ------    ------  ------
Income From Investment Operations:
Net investment income...........................     0.35       0.89    0.76     0.67      0.75    0.75
Net realized and unrealized gains on investments    (0.08)      0.52   (1.08)    0.36      0.30   (0.51)
                                                   ------     ------  ------   ------    ------  ------
   Total from investment operations.............     0.27       1.41   (0.32)    1.03      1.05    0.24
                                                   ------     ------  ------   ------    ------  ------
Less Distributions:
Dividends from net investment income............    (0.18)     (0.91)     --    (0.68)    (0.75)  (0.74)
Dividends in excess of net investment income....       --         --      --       --(b)     --      --
Distribution from net realized capital gains....       --      (0.03)     --       --        --      --
                                                   ------     ------  ------   ------    ------  ------
   Total distributions..........................    (0.18)     (0.94)     --    (0.68)    (0.75)  (0.74)
                                                   ------     ------  ------   ------    ------  ------
Net Asset Value, end of period..................   $12.11     $12.02  $11.55   $11.87    $11.52  $11.22
                                                   ======     ======  ======   ======    ======  ======
Total Investment Return(a)......................     2.17%     12.78%  (2.70)%   9.09%     9.67%   2.22%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........   $293.8     $291.5  $335.5   $443.2    $429.6  $482.0
Ratios to average net assets:
  Expenses......................................     0.48%(c)   0.47%   0.44%    0.43%     0.44%   0.46%
  Net investment income.........................     5.80%(c)   6.03%   5.72%    5.71%     6.40%   6.38%
Portfolio turnover rate.........................      212%(d)    184%    106%     109%       88%     95%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Less than $0.005 per share.

(c)Annualized.

(d)Not Annualized.

                                                                        High Yield Bond Portfolio
                                                          -----------------------------------------------------
                                                          Six Months                  Year Ended
                                                            Ended                    December 31,
                                                           June 30,    ----------------------------------------
                                                             2001       2000     1999    1998     1997    1996
                                                          ----------   ------   ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $ 6.14     $ 7.52   $ 7.21  $ 8.14   $ 7.87  $ 7.80
                                                            ------     ------   ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................     0.36       0.74     0.79    0.77     0.78    0.80
Net realized and unrealized gains (losses) on investments    (0.31)     (1.30)   (0.46)  (0.94)    0.26    0.06
                                                            ------     ------   ------  ------   ------  ------
   Total from investment operations......................     0.05      (0.56)    0.33   (0.17)    1.04    0.86
                                                            ------     ------   ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................    (0.18)     (0.82)   (0.02)  (0.76)   (0.77)  (0.78)
Distributions in excess of net investment income.........       --         --       --      --       --   (0.01)
   Total distributions...................................    (0.18)     (0.82)   (0.02)  (0.76)   (0.77)  (0.79)
                                                            ------     ------   ------  ------   ------  ------
Net Asset Value, end of period...........................   $ 6.01     $ 6.14   $ 7.52  $ 7.21   $ 8.14  $ 7.87
                                                            ======     ======   ======  ======   ======  ======
Total Investment Return(a)...............................     0.91%     (7.91)%   4.61%  (2.36)%  13.78%  11.39%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $652.7     $661.3   $802.2  $789.3   $568.7  $432.9
Ratios to average net assets:
  Expenses...............................................     0.60%(b)   0.60%    0.60%   0.58%    0.57%   0.63%
  Net investment income..................................    11.46%(b)  10.47%   10.48%  10.31%    9.78%   9.89%
Portfolio turnover rate..................................       37%(c)     76%      58%     63%     106%     88%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights
(Unaudited)

                                                                         Money Market Portfolio
                                                        --------------------------------------------------------
                                                        Six Months                    Year Ended
                                                          Ended                      December 31,
                                                         June 30,     ------------------------------------------
                                                           2001         2000      1999     1998    1997    1996
                                                        ----------    --------  --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period...................  $  10.00     $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                         --------     --------  --------  ------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains      0.26         0.60      0.49    0.52    0.54    0.51
Dividend and distributions.............................     (0.26)       (0.60)    (0.49)  (0.52)  (0.54)  (0.51)
                                                         --------     --------  --------  ------  ------  ------
Net Asset Value, end of period.........................  $  10.00     $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                         ========     ========  ========  ======  ======  ======
Total Investment Return(a).............................      2.64%        6.20%     4.97%   5.39%   5.41%   5.22%
Ratios/Supplemental Data:
Net assets, end of period (in millions)................  $1,416.6     $1,238.2  $1,335.5  $920.2  $657.5  $668.8
Ratios to average net assets:
  Expenses.............................................      0.43%(b)     0.44%     0.42%   0.41%   0.43%   0.44%
  Net investment income................................      4.95%(b)     6.03%     4.90%   5.20%   5.28%   5.10%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

                                                                        Natural Resources Portfolio
                                                          -------------------------------------------------------
                                                          Six Months                   Year Ended
                                                            Ended                     December 31,
                                                           June 30,    ------------------------------------------
                                                             2001       2000    1999    1998      1997      1996
                                                          ----------   ------  ------  -------   -------   ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $23.59     $17.38  $11.98  $ 15.24   $ 19.77   $17.27
                                                            ------     ------  ------  -------   -------   ------
Income From Investment Operations:
Net investment income....................................     0.28       0.13    0.10     0.09      0.12     0.15
Net realized and unrealized gains (losses) on investments    (1.42)      6.36    5.40    (2.48)    (2.43)    5.11
                                                            ------     ------  ------  -------   -------   ------
   Total from investment operations......................    (1.14)      6.49    5.50    (2.39)    (2.31)    5.26
                                                            ------     ------  ------  -------   -------   ------
Less Distributions:
Dividends from net investment income.....................       --      (0.16)  (0.10)   (0.11)    (0.10)   (0.14)
Dividends in excess of net net investment income.........       --      (0.09)     --       --        --       --
Distributions from net realized gains....................    (0.53)     (0.03)     --    (0.75)    (2.12)   (2.62)
Tax return of capital distributions......................       --         --      --    (0.01)       --       --
                                                            ------     ------  ------  -------   -------   ------
   Total distributions...................................    (0.53)     (0.28)  (0.10)   (0.87)    (2.22)   (2.76)
                                                            ------     ------  ------  -------   -------   ------
Net Asset Value, end of period...........................   $21.92     $23.59  $17.38  $ 11.98   $ 15.24   $19.77
                                                            ======     ======  ======  =======   =======   ======
Total Investment Return(a)...............................    (4.84)%    37.66%  45.99%  (17.10)%  (11.59)%  30.88%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $379.1     $393.2  $289.5  $ 236.9   $ 358.0   $438.4
Ratios to average net assets:
  Expenses...............................................     0.50%(b)   0.58%   0.57%    0.61%     0.54%    0.52%
  Net investment income..................................     2.43%(b)   0.67%   0.70%    0.63%     0.60%    0.75%
Portfolio turnover rate..................................       10%(c)     30%     26%      12%       32%      36%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights
(Unaudited)

                                                                 Prudential Jennison Portfolio
                                -------------------------------------------------------------------------------------------
                                                           Class I                                         Class II
                                ------------------------------------------------------------  -----------------------------
                                Six Months                      Year Ended                    Six Months    February 10, 2000(a)
                                  Ended                        December 31,                     Ended             through
                                 June 30,     ----------------------------------------------   June 30,         December 31,
                                   2001         2000        1999      1998     1997    1996      2001               2000
                                ----------    --------    --------  --------  ------  ------  ----------    --------------------
Per Share Operating
 Performance:
Net Asset Value, beginning of
 period........................  $  22.97     $  32.39    $  23.91  $  17.73  $14.32  $12.55   $ 22.88            $ 34.25
                                 --------     --------    --------  --------  ------  ------   -------            -------
Income From Investment
 Operations:
Net investment income (loss)...      0.01         0.01        0.05      0.04    0.04    0.02     (0.02)             (0.03)
Net realized and unrealized
 gains (losses) on
 investments...................     (2.98)       (5.61)       9.88      6.56    4.48    1.78     (2.98)             (7.54)
                                 --------     --------    --------  --------  ------  ------   -------            -------
   Total from investment
    operations.................     (2.97)       (5.60)       9.93      6.60    4.52    1.80     (3.00)             (7.57)
                                 --------     --------    --------  --------  ------  ------   -------            -------
Less Distributions:
Dividends from net investment
 income........................     (0.01)          --(d)    (0.05)    (0.04)  (0.04)  (0.03)       --                 --(d)
Distributions from net realized
 gains.........................     (0.19)       (3.82)      (1.40)    (0.38)  (1.07)     --     (0.19)             (3.80)
                                 --------     --------    --------  --------  ------  ------   -------            -------
   Total distributions.........     (0.20)       (3.82)      (1.45)    (0.42)  (1.11)  (0.03)    (0.19)             (3.80)
                                 --------     --------    --------  --------  ------  ------   -------            -------
Net Asset Value, end of period.  $  19.80     $  22.97    $  32.39  $  23.91  $17.73  $14.32   $ 19.69            $ 22.88
                                 ========     ========    ========  ========  ======  ======   =======            =======
Total Investment Return(b).....    (12.94)%     (17.38)%    41.76 %   37.46 %  31.71%  14.41%   (13.13)%           (22.19)%
Ratios/Supplemental Data:
Net assets, end of period
 (in millions).................  $2,425.7     $2,892.7    $2,770.7  $1,198.7  $495.9  $226.5   $  30.7            $  13.3
Ratios to average net assets:
  Expenses.....................      0.64%(c)    0.64 %      0.63 %    0.63 %   0.64%   0.66%     1.04%(c)           1.04%(c)
  Net investment income........      0.16%(c)    0.02 %      0.17 %    0.20 %   0.25%   0.20%    (0.23)%(c)         (0.39)%(c)
Portfolio turnover rate........       50 %(e)      89 %        58 %      54 %    60 %    46 %       50%(e)             89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights
(Unaudited)

                                                                  Small Capitalization Stock Portfolio
                                                          ----------------------------------------------------
                                                          Six Months                  Year Ended
                                                            Ended                    December 31,
                                                           June 30,    ---------------------------------------
                                                             2001       2000    1999    1998     1997    1996
                                                          ----------   ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $17.11     $16.25  $14.71  $15.93   $13.79  $11.83
                                                            ------     ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................     0.03       0.07    0.10    0.09     0.10    0.09
Net realized and unrealized gains (losses) on investments     0.72       1.81    1.71   (0.25)    3.32    2.23
                                                            ------     ------  ------  ------   ------  ------
   Total from investment operations......................     0.75       1.88    1.81   (0.16)    3.42    2.32
                                                            ------     ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................    (0.02)     (0.08)     --   (0.09)   (0.10)  (0.09)
Distributions from net realized gains....................    (2.28)     (0.94)  (0.27)  (0.97)   (1.18)  (0.27)
                                                            ------     ------  ------  ------   ------  ------
   Total distributions...................................    (2.30)     (1.02)  (0.27)  (1.06)   (1.28)  (0.36)
                                                            ------     ------  ------  ------   ------  ------
Net Asset Value, end of period...........................   $15.56     $17.11  $16.25  $14.71   $15.93  $13.79
                                                            ======     ======  ======  ======   ======  ======
Total Investment Return(a)...............................     5.40%     12.81%  12.68%  (0.76)%  25.17%  19.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $611.1     $568.3  $437.5  $360.4   $290.3  $147.9
Ratios to average net assets:
  Expenses...............................................     0.46%(b)   0.48%   0.45%   0.47%    0.50%   0.56%
  Net investment income..................................     0.62%(b)   0.59%   0.70%   0.57%    0.69%   0.87%
Portfolio turnover rate..................................       9 %(c)    45 %    31 %    26 %     31 %    13 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

                                                                               Stock Index Portfolio
                                                          ---------------------------------------------------------------
                                                          Six Months                        Year Ended
                                                            Ended                          December 31,
                                                           June 30,     -------------------------------------------------
                                                             2001         2000       1999      1998      1997      1996
                                                          ----------    --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  38.66     $  44.45   $  37.74  $  30.22  $  23.74  $  19.96
                                                           --------     --------   --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................      0.17         0.36       0.44      0.42      0.43      0.40
Net realized and unrealized gains (losses) on investments     (2.78)       (4.37)      7.23      8.11      7.34      4.06
                                                           --------     --------   --------  --------  --------  --------
   Total from investment operations......................     (2.61)       (4.01)      7.67      8.53      7.77      4.46
                                                           --------     --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.09)       (0.37)     (0.43)    (0.42)    (0.42)    (0.40)
Distributions from net realized gains....................     (0.13)       (1.41)     (0.53)    (0.59)    (0.87)    (0.28)
                                                           --------     --------   --------  --------  --------  --------
   Total distributions...................................     (0.22)       (1.78)     (0.96)    (1.01)    (1.29)    (0.68)
                                                           --------     --------   --------  --------  --------  --------
Net Asset Value, end of period...........................  $  35.83     $  38.66   $  44.45  $  37.74  $  30.22  $  23.74
                                                           ========     ========   ========  ========  ========  ========
Total Investment Return(a)...............................     (6.77)%      (9.03)%   20.54 %   28.42 %   32.83 %   22.57 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $3,715.0     $4,186.0   $4,655.0  $3,548.1  $2,448.2  $1,581.4
Ratios to average net assets:
  Expenses...............................................      0.39%(b)    0.39 %     0.39 %    0.37 %    0.37 %    0.40 %
  Net investment income..................................      0.93%(b)    0.83 %     1.09 %    1.25 %    1.55 %    1.95 %
Portfolio turnover rate..................................        1 %(c)       7 %        2 %       3 %       5 %       1 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

Financial Highlights
(Unaudited)

                                                                        Value Portfolio
                                        ----------------------------------------------------------------------------
                                                                    Class I                                 Class II
                                        ---------------------------------------------------------------  ---------------
                                        Six Months                        Year Ended                     May 14, 2001(c)
                                          Ended                          December 31,                        through
                                         June 30,     -------------------------------------------------     June 30,
                                           2001         2000      1999      1998       1997      1996         2001
                                        ----------    --------  --------  --------   --------  --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period...  $  20.46     $  19.52  $  20.03  $  22.39   $  18.51  $  16.27      $19.79
                                         --------     --------  --------  --------   --------  --------      ------
Income From Investment
 Operations:
Net investment income..................      0.14         0.46      0.51      0.56       0.61      0.58        0.02
Net realized and unrealized gains
 (losses) on investments...............      0.02         2.45      1.89     (1.03)      6.06      2.88       (0.28)
                                         --------     --------  --------  --------   --------  --------      ------
   Total from investment operations....      0.16         2.91      2.40     (0.47)      6.67      3.46       (0.26)
                                         --------     --------  --------  --------   --------  --------      ------
Less Distributions:
Dividends from net investment income...     (0.12)       (0.44)    (0.50)    (0.59)     (0.57)    (0.71)         --
Distributions from net realized gains..     (0.96)       (1.53)    (2.41)    (1.30)     (2.22)    (0.51)         --
                                         --------     --------  --------  --------   --------  --------      ------
   Total distributions.................     (1.08)       (1.97)    (2.91)    (1.89)     (2.79)    (1.22)         --
                                         --------     --------  --------  --------   --------  --------      ------
Net Asset Value, end of period.........  $  19.54     $  20.46  $  19.52  $  20.03   $  22.39  $  18.51      $19.53
                                         ========     ========  ========  ========   ========  ========      ======
Total Investment Return(a).............      .82 %      15.59 %   12.52 %    (2.38)%   36.61 %   21.74 %      (1.31)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)  $1,946.5     $1,975.3  $2,024.0  $2,142.3   $2,029.8  $1,363.5      $   --
Ratios to average net assets:
  Expenses.............................      0.43%(b)    0.45 %    0.42 %    0.42 %     0.41 %    0.45 %       0.83%(b)
  Net investment income................      1.36%(b)    2.31 %    2.34 %    2.54 %     2.90 %    3.36 %       1.36%(b)
Portfolio turnover rate................       131%(d)      85 %      16 %      20 %       38 %      21 %        131%(d)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

(d)Not annualized.

                                                                     Zero Coupon Bond 2005 Portfolio
                                                          ----------------------------------------------------
                                                          Six Months                  Year Ended
                                                            Ended                    December 31,
                                                           June 30,    ---------------------------------------
                                                             2001       2000    1999     1998    1997    1996
                                                          ----------   ------  ------   ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $13.38     $12.68  $13.44   $12.60  $12.25  $13.19
                                                            ------     ------  ------   ------  ------  ------
Income From Investment Operations:
Net investment income....................................     0.35       0.65    0.67     0.66    0.68    0.66
Net realized and unrealized gains (losses) on investments     0.02       1.02   (1.43)    0.87    0.66   (0.82)
                                                            ------     ------  ------   ------  ------  ------
   Total from investment operations......................     0.37       1.67   (0.76)    1.53    1.34   (0.16)
                                                            ------     ------  ------   ------  ------  ------
Less Distributions:
Dividends from net investment income.....................    (0.16)     (0.67)     --    (0.67)  (0.71)  (0.64)
Distributions from net realized gains....................    (0.04)     (0.30)     --    (0.02)  (0.28)  (0.14)
                                                            ------     ------  ------   ------  ------  ------
   Total distributions...................................    (0.20)     (0.97)     --    (0.69)  (0.99)  (0.78)
                                                            ------     ------  ------   ------  ------  ------
Net Asset Value, end of period...........................   $13.55     $13.38  $12.68   $13.44  $12.60  $12.25
                                                            ======     ======  ======   ======  ======  ======
Total Investment Return(a)...............................     2.80%     13.76   (5.66)%  12.35%  11.18%  (1.01)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $ 50.7     $ 49.8  $ 45.4   $ 45.5  $ 30.8  $ 25.8
Ratios to average net assets:
  Expenses...............................................     0.62%(b)   0.65%   0.59%    0.61%   0.74%   0.53%
  Net investment income..................................     5.28%(b)   5.26%   5.31%    5.35%   5.71%   5.42%
Portfolio turnover rate..................................       --%       67 %    15 %      --%    35 %    10 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D8

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       A meeting of the Series Fund's shareholders was held on January 31, 2001. The meeting was held for the following purposes:

       (1)To elect the following nineteen individuals to serve on the Series Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with the Fund's retirement policy. The Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

 .  Eugene C. Dorsey        .  W. Scott McDonald, Jr. .  Stephen Stoneburn
 .  Saul K. Fenster         .  Thomas T. Mooney       .  Nancy M. Teeters
 .  Delayne Dedrick Gold    .  Stephen P. Munn        .  Joseph Weber PhD.
 .  Robert F. Gunia         .  David R. Odenath, Jr.  .  Louis A. Weil, III
 .  Maurice F. Holmes       .  Richard A. Redeker     .  Clay T. Whitehead
 .  Robert E. LaBlanc       .  Judy A. Rice
 .  Douglas H. McCorkindale .  Robin B. Smith

        (2)To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Series Fund for the current fiscal year.

        (3)To approve a "manager of managers" structure for the Series Fund, under which the Series Fund may enter into and make changes to subadvisory agreements without shareholder approval.

        (4)To approve a new management contract with PIFM.

        (5)To approve a new subadvisory agreement between PIFM and PIC for the following Portfolios; Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Flexible Managed Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Small Capitalization Stock Portfolio and Stock Index Portfolio.

        (6)To approve a new subadvisory agreement between PIFM and Jennison for the following Portfolios; Diversified Conservative Growth Portfolio, Equity Portfolio, Global Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, 20/20 Focus Portfolio and Value Portfolio.

        (7)To amend certain fundamental investment policies of the Series Fund.

        (8)To amend the Series Fund's By-Laws so that the fundamental investment policies are specified only in the Registration Statement rather than also in the By-Laws.

        (9)To approve a new subadvisory agreement between PIFM and GE Asset Management Inc. for the Series Fund's Equity Portfolio.

       (10)To change the Series Fund's Natural Resources Portfolio to a non-diversified portfolio.

       (11)To amend the fundamental investment objective of the Series Fund's Value Portfolio.

       (12)To approve a new subadvisory agreement between PIFM and Deutsche Asset Management Inc. for the Series Fund's Value Portfolio.

       (13)To approve a new subadvisory agreement between PIFM and Salomon Brothers Asset Management Inc. for the Series Fund's Equity Portfolio.

       (14)To approve a new subadvisory agreement between PIFM and Key Asset Management Inc. for the Series Fund's Value Portfolio.

                                      E1

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       The results of the proxy solicitation on the preceding matters were:

                                                       Votes       Votes      Votes
                           Matter                       For       Against    Withheld  Abstentions
          ---------------------------------------- ------------- ---------- ---------- -----------
   (1)*   Eugene C. Dorsey                         1,489,784,653         -- 25,025,000         --
          Saul K. Fenster                          1,490,923,246         -- 23,886,407         --
          Delayne Dedrick Gold                     1,490,983,324         -- 23,826,329         --
          Robert F. Gunia                          1,491,372,777         -- 23,436,876         --
          Maurice F. Holmes                        1,491,692,332         -- 23,117,321         --
          Robert E. LaBlanc                        1,491,259,901         -- 23,549,752         --
          Douglas H. McCorkindale                  1,491,183,821         -- 23,625,832         --
          W. Scott McDonald, Jr.                   1,491,595,998         -- 23,213,655         --
          Thomas T. Mooney                         1,491,116,548         -- 23,693,105         --
          Stephen P. Munn                          1,491,518,290         -- 23,291,363         --
          David R. Odenath, Jr.                    1,491,468,901         -- 23,340,752         --
          Richard A. Redeker                       1,491,164,658         -- 23,644,994         --
          Judy A. Rice                             1,491,388,864         -- 23,420,789         --
          Robin B. Smith                           1,490,600,757         -- 24,208,896         --
          Stephen Stoneburn                        1,491,680,095         -- 23,129,558         --
          Nancy M. Teeters                         1,490,605,450         -- 24,204,203         --
          Joseph Weber PhD.                        1,490,398,562         -- 24,411,091         --
          Louis A. Weil, III                       1,491,366,995         -- 23,442,658         --
          Clay T. Whitehead                        1,491,658,101         -- 23,151,552         --
   (2)*   PricewaterhouseCoopers LLP               1,483,375,629 11,126,580         -- 20,307,443
   (3)*   Manager of Managers                      1,456,866,102 32,572,136         -- 25,371,415
   (4)*   PIFM                                     1,462,164,196 26,380,777         -- 26,264,680
   (5)*   PIFM and PIC                               995,182,503 21,444,213         -- 24,358,794
   (6)*   PIFM and Jennison                          482,125,178  6,034,074         --  4,933,496
  (7a)*   Buying and Selling Real Estate           1,453,974,003 31,255,216         -- 29,580,433
  (7b)*   Issuing Senior Securities                1,450,350,289 33,958,269         -- 30,501,095
  (7c)*   Borrowing Money                          1,449,905,618 34,959,161         -- 29,944,874
  (7d)*   Making Loans                             1,451,096,419 33,829,788         -- 29,883,446
  (7e)*   Underwriting Securities of Other Issuers 1,454,025,402 30,715,986         -- 30,068,265
  (7f)*   Fund Concentration                       1,449,948,340 34,114,225         -- 30,747,088
   (8)*   By-Laws                                  1,450,543,042 34,379,357         -- 29,887,254
   (9)    PIFM and GE                                196,830,373  1,149,807         --    768,535
  (10)    Diversification                             14,714,482  1,362,649         --    433,608
  (11)    Investment Objective                        89,718,005    456,526         --    191,281
  (12)    PIFM and Deutsche                           89,810,737    313,835         --    241,241
  (13)    PIFM and Salomon                           196,728,235  1,239,607         --    780,873
  (14)    PIFM and Key                                89,778,174    326,768         --    260,871

* Voting tabulations represent combined voting for multiple Portfolios. Each proposal was approved by the shareholders of each Portfolio. Individual Portfolio voting results are available by contacting PIFM.

                                      E2

The Prudential Series Fund, Inc.           Semiannual Report       June 30, 2001


  Board of Directors

    Eugene C. Dorsey
    Retired President,
    Chief Executive Officer and Trustee,
    Gannett Foundation (now Freedom Forum)

    Saul K. Fenster, Ph.D.
    President,
    New Jersey Institute of Technology

    Delayne Dedrick Gold
    Marketing Consultant;
    Director or Trustee of several funds within the Prudential Mutual Funds complex

    Robert F. Gunia
    Executive Vice President and
    Chief Administrative Officer,
    Prudential Investments

    Maurice F. Holmes
    Director,
    Center for Innovation in Product Development;
    Professor of Engineering,
    Massachusetts Institute of Technology

    Robert E. LaBlanc
    President,
    Robert E. LaBlanc Associates, Inc.

    Douglas H. McCorkindale
    CEO, Vice Chairman and President,
    Gannett Co., Inc.

    W. Scott McDonald, Jr., Ph.D.
    Vice President,
    Kaludis Consulting Group

    Thomas T. Mooney
    President,
    Greater Rochester Metro
    Chamber of Commerce

    Stephen P. Munn
    Chief Executive Officer and
    Chief Operating Officer,
    Carlisle Companies, Inc.

    David R. Odenath, Jr.
    President, Chief Executive Officer
    and Chief Operating Officer,
    Prudential Investments Fund Management

    Richard A. Redeker
    Former President and Chief Executive Officer,
    Prudential Mutual Funds

    Judy A. Rice
    Executive Vice President,
    Prudential Investments

    Robin B. Smith
    Chairman and Chief Executive Officer,
    Publishers Clearing House

    Stephen Stoneburn
    President and Chief Executive Officer,
    Quadrant Media Corp.

    Nancy H. Teeters
    Economist, former Vice President and
    Chief Economist,
    International Business Machines Corporation

    Joseph Weber, Ph.D.
    Vice Chairman, Finance,
    Interclass (international corporate learning)

    Louis A. Weil III
    Former Chairman,
    Central Newspapers, Inc.

    Clay T. Whitehead
    President,
    National Exchange, Inc.

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract, please call the following telephone number: (800) 778-2255 8 a.m.- Midnight Eastern time.

If you own a variable annuity contract, please call the following telephone number: (888) 778-2888 8 a.m.- 8 p.m. Eastern time.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each contract owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or "opt out" of householding at any time.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

[LOGO OF PRUDENTIAL FINANCIAL]                            Presorted
P.O. Box 7478                                             Standard
Philadelphia, PA 19101-7478                             U.S. Postage
                                                            PAID
                                                         Prudential





IFS2001-A050488
PSF SAR
Ed. 06/30/2001

VARIABLE ANNUITIES

Three exciting annuity products, one powerful investment story. 25 research-screened investment options from well-known money managers, plus asset allocation portfolios.

                             STRATEGIC PARTNERS(SM)
 ANNUITIES

                                                              SEMI ANNUAL REPORT


                                                                       6/30/2001








STRATEGIC PARTNERS ANNUITY ONE

STRATEGIC PARTNERS SELECT

STRATEGIC PARTNERS ADVISOR

Strategic Partners Annuity One, Strategic Partners Select, and Strategic Partners Advisor are issued by Pruco Life Insurance Company (in New York issued by Pruco Life Insurance Company of New Jersey) and distributed by Prudential Investment Management Services LLC (PIMS). All are Prudential companies.


IFS-200108-A065243                                  [LOGO] PRUDENTIAL FINANCIAL

     This Report includes the financial statements of the variable investment options in the Strategic Partners Annuity One, Strategic Partners Select, and Strategic Partners Advisor variable annuities. It does not include the financial statements for your separate account. Strategic Partners Annuity One variable annuity was first offered to the public on September 18, 2000. Strategic Partners Select and Strategic Partners Advisor variable annuities were first offered to the public on May 7, 2001.

Important Note: This Report may be used with the public only when preceded or accompanied by current prospectuses for the Strategic Partners Annuity One, Strategic Partners Select, or Strategic Partners Advisor variable annuities. The accompanying financial statements as of June 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

     The prospectuses contain complete details on risks, charges, and expenses for the Strategic Partners Annuity One, Strategic Partners Select, and Strategic Partners Advisor variable annuities and the variable investment options. Read the prospectuses carefully prior to investing or sending money.

     Like most annuity contracts, Strategic Partners Annuity One, Strategic Partners Select, and Strategic Partners Advisor contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional will be glad to provide you with costs and complete details.

     All data from the outside companies were provided to Prudential from each fund directly.

     Prudential does not guarantee the accuracy or completeness thereof.

                                               Semiannual Report | June 30, 2001

Table of Contents



Letter to Contract Owners
Commentary

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

    Global Portfolio
    Money Market Portfolio
    Prudential Jennison Portfolio
    SP Aggressive Growth Asset Allocation Portfolio
    SP AIM Aggressive Growth Portfolio
    SP AIM Growth and Income Portfolio
    SP Alliance Large Cap Growth Portfolio
    SP Alliance Technology Portfolio
    SP Balanced Asset Allocation Portfolio
    SP Conservative Asset Allocation Portfolio
    SP Davis Value Portfolio
    SP Deutsche International Equity Portfolio
    SP Growth Asset Allocation Portfolio
    SP INVESCO Small Company Growth Portfolio
    SP Jennison International Growth Portfolio
    SP Large Cap Value Portfolio
    SP MFS Capital Opportunities Portfolio
    SP MFS Mid-Cap Growth Portfolio
    SP PIMCO High Yield Portfolio
    SP PIMCO Total Return Portfolio
    SP Prudential U.S. Emerging Growth Portfolio
    SP Small/Mid-Cap Value Portfolio
    SP Strategic Partners Focused Growth Portfolio
    Stock Index Portfolio

FINANCIAL REPORTS

A1 Financial Statements
B1 Schedule of Investments
C1 Notes to Financial Statements
D1 Financial Highlights
E1 Supplemental Proxy Information

JANUS ASPEN SERIES
    Janus Aspen Series Growth Portfolio

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001



Letter to Contract Owners

DEAR CONTRACT OWNER:

This Semiannual Report reviews the performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

A VOLATILE FIRST HALF OF THE YEAR

The major factors that defined the investment environment last year were also evident during the first six months of 2001: equity market fluctuation, a faltering technology sector, and bonds outperforming stocks.

During the first quarter, nearly every sector of the stock market fell, often quite sharply. The technology-laden NASDAQ Composite Index plummeted more than 25% from January through March. But just as many equity investors appeared ready to reallocate funds, stocks rebounded somewhat. A series of six interest rate cuts by the Federal Reserve Board within six months--intended to stimulate economic growth--had equity investors looking forward to an economic acceleration. Nonetheless, they weren't making large investments on the prospect of the economy quickening soon.

In the bond market, prices rose during much of the period as a positive interest rate environment, low inflation, and strong fundamentals aided returns. Growing demand for bonds as many investors abandoned the faltering stock market in favor of these "safer havens" was also a positive.

REMAIN FOCUSED ON WHY YOU'RE INVESTING

While the recent performances of the stock and bond markets may appear unique, market fluctuation is commonplace and can breed opportunities for the patient investor. In fact, over the past six months, the rewards, by and large, were in markets that had languished previously. One strategy to avoid is focusing on the securities or sectors that performed best the prior year. This tends to promote buying high and selling low. Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events.

The guidance of your financial professional can help you keep your eye on your target, while perhaps making some allowance for the prevailing winds.


Sincerely,


/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                  July 31, 2001


[PHOTO]

David R. Odenath, Jr.
Chairman


"Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events."

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Equity Commentary

SHARE PRICES FELL HARD, THEN DRIFTED UPWARD

Disappointing profit reports and declining forecasts drove a broad-based drop of stock prices in the first quarter of 2001, and a second-quarter upward drift did not make up the lost ground. Technology companies, particularly communications equipment manufacturers, led the decline. Amid growing suspicion that the world's long-range network of fiberoptic cables already had more than enough capacity for the immediate future, three large fiber optics firms--Nortel Networks, JDS Uniphase, and Corning--were among the worst performers in the S&P 500 Composite Stock Price Index (S&P 500 Index).

Despite increasing signs of a global economic slowdown, the S&P 500 sectors with positive returns for the first half of 2001 were cyclicals (sectors that tend to do well when economies are growing rapidly). Both consumer cyclicals and basic materials were recovering from the poor performance they posted in the last half of 2000, while railroad stocks boosted the transportation sector.

Global markets followed a somewhat similar sector pattern, with automobiles and components moderately positive, while healthcare, information technology (IT), and telecommunication services were strongly negative. The MSCI World Index fell 11.17% in U.S. dollars.

HOW THE SECTORS PERFORMED

Auto parts and equipment, toys, entertainment, and leisure time led the moderately strong return on consumer cyclicals. Consumer spending, including major purchases such as homes and automobiles, was the only segment of the economy to exhibit strong growth. Surprisingly in this declining market, J.C. Penney, Kmart, and Best Buy shares more than doubled, according to Bloomberg data. Their gains were, in part, a rebound from a steep drop in 2000 when consumer spending was slowing. The basic materials sector--an industrial cyclical--was pulled up by steel and aluminum.

Three sectors in the S&P 500 Index had double-digit declines. Utility shares fell as California energy prices became a political issue. Reliant Energy and Calpine--both affected by California's energy pricing conflict--were among the second quarter's worst performers. Drug companies pulled down healthcare. However, almost all of the healthcare sector's underperformance of the overall S&P 500 Index occurred when it lost ground to economically sensitive sectors after the Federal Reserve's January 3 interest rate cut. Natural gas, oil well equipment and services, and oil exploration and production were among the worst-performing industry groups as investors began to take a more sanguine view of energy supplies.

In the broader U.S. market, only the small-cap segment (the Russell 2000 Index, which excludes the 1,000 largest caps) was positive for the half-year, up 6.96%. Analysts are forecasting much smaller profit declines for small-cap companies than for large caps. The gain was focused in value stocks: the Russell 2000 Value Index rose 12.84%.

The views expressed are as of July 31, 2001, and are subject to change based on market and other conditions.

S&P 500 Index Sector Weightings as of June 30, 2001

Technology                             19.3%
Financials                             18.0%
Consumer Staples                       12.9%
Healthcare                             12.5%
Capital Goods                           9.4%
Consumer Cyclicals                      8.7%
Energy                                  6.6%
Communication Services                  5.6%
Utilities                               3.7%
Basic Materials                         2.6%
Transportation                          0.7%

Performance of U.S. Market Sectors as of June 30, 2001

Six Months

Technology                            -15.6%
Financials                             -2.5%
Consumer Staples                       -3.1%
Healthcare                            -15.9%
Capital Goods                          -3.0%
Consumer Cyclicals                      7.3%
Energy                                 -3.2%
Communication Services                 -2.7%
Utilities                             -12.4%
Basic Materials                         3.6%
Transportation                          2.9%

Source: Standard & Poor's as of June 30, 2001. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001


Bond Commentary

HIGH-GRADE CORPORATE BONDS
LED U.S. FIXED-INCOME MARKET IN FIRST HALF OF 2001

The U.S. fixed-income market turned in a mixed performance for the first half of 2001, based on Lehman Brothers indexes. As the Federal Reserve (the Fed) implemented its most aggressive round of short-term interest rate cuts in 19 years, prices of shorter-term bonds climbed, because they are affected most by the Fed's actions. Bond prices typically rise when short-term interest rates fall. Nevertheless, prices of longer-term U.S. Treasury and federal agency securities declined on the view that inflation will become a greater threat if the Fed's rate cuts boost economic growth in the United States.

The Fed eased monetary policy six times in as many months, leaving rates a total of 2.75 percentage points lower than when the year began. By lowering rates to reduce the borrowing costs of businesses and consumers, the Fed hoped to stimulate the lackluster U.S. economy.

The best-performing sector in the U.S. fixed-income market was investment-grade corporate bonds, which returned 5.38% for the six months, based on the Lehman Brothers U.S. Credit Index. Strong investor demand for investment-grade corporate bonds allowed companies to issue a record $325.6 billion of them during the first half of the year. A volatile stock market drove some investors to buy high-grade corporate bonds for their relative safety and stable income. Investors were also attracted to these bonds because they were a good buy compared to Treasuries. For example, the average "spread," or difference between the yields of 10-year A-rated bonds of financial companies and comparable Treasuries, was a considerable 220 basis points in early 2001. (A basis point is equal to one hundredth of a percentage point.) That "spread" shrank to approximately 170 basis points by late June, indicating that growing demand for the bonds of financial companies helped them to outperform Treasuries.

In fact, Treasuries underperformed all other sectors of the U.S. fixed-income market during the first six months of 2001, hurt by the poor performance of longer-dated Treasuries, based on the Lehman Brothers U.S. Treasury Index. In addition to the fear of rising inflation, many investors believed longer-dated Treasuries were too expensive, because their prices had rallied sharply in 2000. Investors were therefore reluctant to continue driving them dramatically higher in the first half of 2001.

On the other hand, prices of high-yield corporate bonds (commonly called junk bonds) soared early in 2001 after the Fed began to ease monetary policy. Junk bonds, however, erased much of their gains in June, due to the dismal performance of telecommunications bonds, which comprise the largest component of the high-yield sector. One of the latest developments to spook junk-bond investors was news that Nortel Networks expected to post a $19.2 billion second-quarter loss, cut 10,000 more jobs, and stop paying dividends on its common stock. If Nortel Networks, an investment-grade company, could experience such financial difficulties, investors feared that lower-rated telecom companies might be even more vulnerable.


Performance of Fixed-Income Market
Indexes as of June 30, 2001

Six Months

Emerging Markets                                6.43%

U.S.Corp. Investment Grade                      5.38%

U.S. Corporate High Yield                       3.93%

U.S. Mortgage-Backed Securities                 3.78%

U.S. Aggregate Index                            3.62%

U.S. Municipals                                 2.88%

U.S. Treasuries                                 1.95%

Global (U.S. dollar) Index                     -4.51%

Source: Lehman Brothers as of June 30, 2001. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001


Global Portfolio

MANAGED BY
Jennison Associates LLC

We are comfortable with our current focus on consumer-oriented firms. The recent slowdown in capital investment hasn't affected consumer spending yet, and we think that the U.S. economy will show visible signs of rebounding before consumers pull back significantly. We reduced our focus on telecommunications because we think this sector will be the last to recover in the current slowdown, but it remains a long-term theme. We're adding capital goods companies because they are inexpensive, they diversify our holdings, and the U.S. Federal Reserve specifically targeted an increase in capital spending. We're adding U.S. investment banks because they normally benefit from lower interest rates, as well as from any recovery of stock issuance and mergers and acquisitions.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                 Six
Average Annual Returns          Month      1-Year     3-Year   5-Year   10-Year

Global Portfolio/1/             -8.63%     -24.04%     5.34%   10.13%    11.26%
Lipper (VIP) Global Avg./2/    -10.16%     -18.18%     4.16%    8.93%    10.90%
MSCI World Index/3/            -10.66%     -20.40%     1.09%    8.13%    10.02%
--------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/88.


Falling markets were the primary reason for the Prudential Series Fund Global Portfolio's negative return. Despite its growth-oriented investing style in a value-oriented market, its -8.63% return beat the style-neutral Lipper (VIP) Global Average by about one and a half percentage points--a significant margin--and the MSCI World Index by even more. Some of its media holdings made large advances.

Foreign investments are subject to the risks of currency fluctuation, political and social risks, and illiquidity.

PERFORMANCE REVIEW

The continued strength of U.S. consumer spending helped the Portfolio's media holdings, notably AOL Time Warner and USA Networks, contribute significantly to its outperformance. Consumer spending also helped produce positive returns on smaller positions in hotels & restaurants and retailing. The Portfolio's aluminum holdings benefited from the energy shortage because smelters were shut, reducing aluminum supply, and some electricity was sold at high prices.

The primary reason for the Portfolio's negative return was steep share-price declines in the telecommunications services and telecommunications-related equipment industries. The greatest impact on the Portfolio came from companies that lead their industries: Nokia in wireless handsets, Solectron in contract manufacturing, Vodafone in wireless services, and Cisco Systems in network routers. We remain confident that these companies will continue to lead when growth recovers because of new services and new demand in emerging markets.

The drug stocks we owned--primarily Pharmacia, Pfizer, and American Home Products--are among a small number of huge firms that dominate the industry. We believe that their underperformance was the result of short-term influences, and that aging populations in the world's wealthiest countries will drive their continuing growth.

                         $10,000 INVESTED OVER 10 YEARS


$29,069 Global Portfolio/1/
$28,145 Lipper (VIP) Global Avg./2/
$25,991 MSCI World Index/3/

                                    [CHART]

                                        Lipper (VIP)
               Global Portfolio/1/     Global Avg./2/    MSCI World Index/3/

June 1991             10,000               10,000            10,000
                      10,682               10,960            11,150
June 1992             10,673               11,112            10,422
                      10,317               10,806            10,567
June 1993             11,728               12,395            12,168
                      14,767               14,842            12,945
June 1994             14,194               14,510            13,415
                      14,046               14,530            13,602
June 1995             15,373               15,093            14,846
                      16,276               16,089            16,420
June 1996             17,944               17,471            17,583
                      19,481               18,739            18,633
June 1997             21,913               21,312            21,500
                      20,840               21,212            21,571
June 1998             24,870               24,245            25,161
                      26,067               24,708            26,820
June 1999             28,606               27,001            29,103
                      38,648               34,146            33,508
June 2000             38,266               34,626            32,652
                      31,816               31,305            29,092
June 2001             29,069               28,145            25,991

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley Capital International World Index (MSCI) is an unmanaged weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001


Money Market Portfolio

MANAGED BY
Prudential Investment Management, Inc.

The Federal Reserve may be near the end of its latest round of short-term interest rate cuts, since it has already made a considerable effort to stimulate economic growth in the United States.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                            Six                                    7-Day Current
Average Annual Returns     Month   1-Year  3-Year  5-Year  10-Year  Net Yield/1/

Money Market Portfolio/1/  2.64%    5.90%   5.52%   5.46%    4.93%      3.83%
Lipper (VIP) Money
  Market Avg./2/           2.36%    5.52%   5.23%   5.20%    4.67%      3.46%
--------------------------------------------------------------------------------

Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

The Prudential Series Fund Money Market Portfolio returned 2.64% in the first six months of 2001, compared with a 2.36% return reported by its benchmark Lipper average. On June 26, 2001, the Portfolio's seven-day current yield was 3.83%, down from 6.26% on December 26, 2000.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE REVIEW

Money market yields declined sharply during the first half of 2001, pushed lower by the Fed's six reductions in short-term interest rates. These moves left short-term rates a total of 2.75 percentage points lower than when the year began.

The first two rate cuts occurred in January 2001. Because we expected further reductions in rates, we primarily purchased corporate money market securities designed to position the Portfolio's weighted average maturity (WAM) longer than that of the average comparable fund. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. Among other factors, it takes into account the maturity of each security held in a portfolio.) Having a longer-than-average WAM enabled the Portfolio's yield to remain higher for a longer time as money market yields declined sharply over the six-month reporting period.

SEVEN-DAY CURRENT NET YIELDS

Money Market Portfolio/1/
Average Money Market Fund/3/

                                    [CHART]

                 Money Market Portfolio/1/      Average Money Market Fund/3/

Jun 00                     6.12                           5.85
                           5.97                           5.91
                           6.03                           5.88
                           6.47                            5.9
Jul 00                     6.52                            5.9
                           6.48                           5.91
                           6.32                            5.9
                           6.33                           5.92
                            6.4                            5.9
Aug 00                     6.39                           5.92
                           6.33                           5.91
                           6.29                            5.9
                           6.29                           5.91
Sep 00                     6.28                           5.92
                           6.27                           5.91
                           6.28                           5.88
                           6.27                            5.9
                           6.27                            5.9
Oct 00                     6.26                           5.92
                           6.25                           5.89
                           6.25                            5.9
                           6.28                           5.91
Nov 00                     6.25                           5.92
                           6.26                           5.91
                           6.27                           5.91
                           6.27                            5.9
Dec 00                     6.26                           5.89
                           5.68                           5.87
                           6.23                           5.77
                           6.17                           5.66
                           6.06                           5.55
Jan 01                     5.96                           5.47
                           5.74                           5.29
                           5.69                           5.19
                           5.57                           5.09
Feb 01                     5.42                           5.03
                            5.4                           4.94
                           5.24                           4.86
                            5.2                           4.77
Mar 01                     5.08                            4.6
                           4.66                           4.57
                           4.83                           4.48
                            4.8                           4.43
Apr 01                     4.75                           4.31
                           4.68                           4.21
                           4.59                           4.11
                           4.48                           3.99
                           4.31                           3.82
May 01                      4.2                           3.73
                           4.13                           3.69
                           4.04                           3.61
                           3.92                           3.54
Jun 01                     3.83                           3.46


Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail as of 6/26/2001.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ Source: iMoneyNet, Inc. as of 6/26/2001, based on 332 funds in the iMoneyNet General Purpose Universe.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001


Prudential Jennison Portfolio

MANAGED BY
Jennison Associates LLC

We think the prices of growth stocks relative to the rest of the market are very attractive for the first time in several years. We believe the largest growth-stock decline in 30 years has corrected for the euphoric bubble of 1998-1999, and investors haven't yet focused on what may happen when economic growth recovers. We are very enthusiastic about our opportunities to buy stock in companies that have excellent long-term growth prospects, whose prices are the most reasonable that we have seen in a long time.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                             Six                                       Since
Average Annual Returns      Month     1-Year    3-Year     5-Year    Inception*

Prudential Jennison
  Portfolio (Class I)/1/   -12.94%   -30.83%     5.20%     14.53%     17.14%
Lipper (VIP) Large-Cap
  Growth Funds Avg./2/     -14.71%   -29.46%     3.55%     12.83%     16.74%
S&P 500 Index/3/            -6.69%   -14.82%     3.89%     14.48%     17.02%
--------------------------------------------------------------------------------

Prudential Jennison Portfolio (Class I) inception date: 4/25/95.


The Prudential Series Fund Prudential Jennison Portfolio's (Class I) substantially negative half-year return of -12.94% reflected the steep and broad first-quarter drop of growth stocks; the Portfolio fell less than the Lipper
(VIP) Large-Cap Growth Funds Average.

PERFORMANCE REVIEW

Over the first half of 2001, technology stocks had a sharp decline, and only a partial recovery. A sudden slowdown in orders in 2000 left many technology companies with unsold goods. Investors, who had been paying ever-increasing prices for technology shares, were no longer willing to pay a premium for these stocks. Companies selling the hardware underlying the Internet and wireless telecommunications declined most. Nokia (wireless handsets), Cisco Systems (networking switches), and JDS Uniphase (optical fiber networks) were among the Portfolio's poorest performers. Telecommunications service companies, such as Vodafone (global wireless) and Global Crossing (long-distance service), also were detractors.

On the other hand, companies associated with personal computers--Microsoft, Dell Computer, and Compaq Computer--had solid recoveries over this half-year. IBM, which now derives much of its revenue from consulting and services, also made a solid positive contribution.

After technology and telecommunications stocks, the largest negative impact came from drug and biotechnology companies. These stocks had appreciated in 2000 to fairly high prices. They underperformed the overall market briefly when investors optimistically moved to economically sensitive stocks after the Federal Reserve began reducing interest rates. We think there was some profit taking that had no bearing on the prospects of these firms.

Consumer spending and sentiment remained high during this reporting period. Stocks in companies that benefited--including our shares of Time Warner (acquired by AOL in January at a good price), AOL Time Warner, AT&T, Liberty Media Group, and Viacom--contributed solid positive returns.

                       $10,000 INVESTED SINCE INCEPTION*

$26,595 Prudential Jennison Portfolio (Class I)/1/
$26,353 S&P 500 Index/3/
$25,296 Lipper (VIP) Large-Cap Growth Funds Avg./2/

                                    [CHART]

                Prudential Jennison                       Lipper (VIP) Large-Cap
               Portfolio (Class I)/1/   S&P 500 Index/3/   Growth Funds Avg./2/

April 1995            10,000                10,000               10,000
                      11,276                10,910               10,640
June 1995             12,556                12,320               12,176
                      13,494                13,650               13,405
June 1996             14,362                14,718               14,970
                      16,801                16,985               18,053
June 1997             18,916                18,645               19,962
                      22,841                22,615               23,500
June 1998             26,002                25,363               25,671
                      29,972                28,888               28,846
June 1999             36,975                35,421               31,071
                      38,447                36,034               30,938
June 2000             30,549                29,432               28,243
June 2001             26,595                25,296               26,353

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Aggressive Growth Asset Allocation Portfolio

MANAGED BY
Prudential Investments Fund Management LLC

The SP Aggressive Growth Asset Allocation Portfolio consists of separate subportfolios. Generally, we expect that the allocation of its assets among these subportfolios--the percentage of the total allotted to each--will be the primary determinant of its total return. We measure the contribution of the subportfolio's adviser by comparing its performance to that of a well-accepted unmanaged index for that asset class: Russell 1000(R) Growth Index for large-cap growth stocks, the S&P/Barra Value Index for large-cap value stocks, the S&P 400 Index for small-cap growth stocks, Russell 2500 Value Index for small-cap value stocks, and MSCI EAFE Index for international stocks.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                        Six        Since
Cumulative Total Returns                               Month     Inception*

SP Aggressive Growth Asset Allocation
  Portfolio/1/                                        -10.73%     -16.66%
Russell 2000(R)Index/2/                                 6.85%      -0.45%
S&P 500 Index/3/                                       -6.69%     -13.99%
--------------------------------------------------------------------------------

SP Aggressive Growth Asset Allocation Portfolio inception date: 09/22/2000.

The SP Aggressive Growth Asset Allocation Portfolio returned -10.73%, reflecting the broad decline of stocks around the world as the world's largest economies--the United States, Europe, and Japan--slowed.

PERFORMANCE REVIEW

All the component portfolios of the Portfolio declined except the SP Small/Mid-Cap Value Portfolio, which had a small gain. U.S. stocks--both growth and value--held up better than international stocks. This may have been because the sustained confidence of U.S. consumers was a bright spot in the uncertain global economy. Investors in other regions appear to have been less optimistic than U.S. investors. Indeed, the slowdown in the U.S. economy threatened exports in many other parts of the world.

Both large-cap growth portfolios outperformed their benchmark, the Russell 1000(R) Growth Index, with the portfolio managed by Alliance Capital Management outperforming the benchmark substantially. These outperformances moderated the impact of the substantial decline of U.S. large-cap stocks. The value portfolio under-performed its benchmark, the S&P/Barra Value Index, but nonetheless had a smaller negative impact on the Portfolio's overall return, because of the generally better performance of value stocks.

Among U.S. small/mid caps, gains were concentrated in value stocks, while the growth segment declined. The value portfolio underperformed the gains of its benchmark, the Russell 2500TM Value Index. The SP Prudential U.S. Emerging Growth Portfolio also trailed its benchmark, the style-neutral S&P 400 Index.

The benchmark for both international portfolios is the MSCI EAFE Index, a well-accepted benchmark for the performance of non-U.S. developed market stocks. The portfolio--managed in a growth style--substantially underperformed that benchmark, while the value-managed portfolio outperformed it modestly. The different performance of growth and value stocks in the United States was mirrored in the international arena. International stocks accounted for the majority of the decline of the SP Aggressive Growth Asset Allocation Portfolio.

                       $10,000 INVESTED SINCE INCEPTION*

$9,955 Russell 2000(R) Index/2/
$8,691 SP Aggressive Growth Asset Allocation Portfolio/1/
$8,601 S&P 500 Index/3/

                                    [CHART]

                                   SP Aggressive Growth Asset    Russell 2000(R)
               S&P 500 Index/3/      Allocation Portfolio/1/        Index/2/

Sep 2000           10,000                  10,000                    10,000
Dec 2000            9,218                   9,335                     9,309
Jun 2001            8,601                   8,691                     9,955

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell 2000(R)Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001


SP AIM Aggressive Growth Portfolio

MANAGED BY
AIM Capital Management, Inc.

Despite the market's short-term fluctuations, over the long term we believe that the market will reward stocks that deliver consistent earnings growth. In the current market environment, small- and mid-cap stocks have held up much better than many of the larger-cap stocks. Additionally, many small- and mid-cap companies currently offer stronger fundamentals at cheaper valuations. Therefore, we believe there are great opportunities in the small- and mid-cap sectors. We expect GDP growth to bottom out in the third quarter of this year, and reaccelerate in the fourth quarter and into 2002. We do not feel that the Federal Reserve has finished easing, and we anticipate the continuation of accommodative monetary policy. Because the market will likely discount the improving economic landscape, we expect to see improved market performance during the second half of the year.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                    Six          Since
Cumulative Total Returns                           Month       Inception*

SP AIM Aggressive Growth Portfolio/1/             -12.91%        -25.10%
Russell 2500TM Growth Index/2/                     -2.80%        -21.61%
S&P 500 Index/3/                                   -6.69%        -13.99%
--------------------------------------------------------------------------------

SP AIM Aggressive Growth Portfolio inception date: 09/22/2000.


The SP AIM Aggressive Growth Portfolio posted a return of -12.91% in the first half of 2001, underperforming the -2.80% return of its benchmark, the Russell 2500TM Growth Index. The overall markets remained volatile in the first part of 2001 as investors digested a massive slowdown in the economy that continued from the latter part of 2000. Negative earnings revisions were prevalent during this period as most corporate leaders were taken off guard by the magnitude of the economic slowdown. Consequently, growth investing remained out of favor with value stocks strongly outperforming growth stocks.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

The technology sector was the biggest contributor to the Portfolio's underperfor-mance during the period. While technology stocks bounced strongly in the second quarter, the first quarter was not a good time to have exposure to this sector.

Additionally, an overweighted position in energy contributed to the Portfolio's underperformance. Finally, weakness in manufacturing adversely affected our industrial holdings. The Portfolio had increased exposure to the consumer cyclical sector, due to its attractive fundamentals. This sector performed well during the first half of the year, and the Portfolio's overweight position and positive security selection contributed favorably to performance. Likewise, positive security selection in the telecommunications sector abetted performance during the period. Because the universe of companies with strong earnings growth has shrunk during the economic slowdown, security selection has taken on increased importance. We are comfortable with the current makeup of the Portfolio, and expect to see improved performance as we move out of the economic slowdown.

                       $10,000 INVESTED SINCE INCEPTION*

$8,601 S&P 500 Index/3/
$7,839 Russell 2500(TM) Growth Index/2/
$7,490 SP AIM Aggressive Growth Portfolio/1/

                                    [CHART]

                 SP AIM Aggressive      Russell 2500(TM)      Russell 2500(TM)
                Growth Portfolio/1/     Growth Index/2/        Growth Index/2/

Sep 2000              10,000               10,000                10,000
Dec 2000               8,600                9,218                 8,066
Jun 2001               7,490                8,601                 7,839

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell 2500TM Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP AIM Growth and Income Portfolio

MANAGED BY
AIM Capital Management, Inc.

While the economic and market pictures continue to look uncertain, we feel investors should be optimistic. First, speculation has lessened and valuations are more in line with traditional levels, and are thus more attractive. Second, the Federal Reserve continues to take action in attempts to bolster the economy. Third, market interest rates are down, which is generally good for equity markets. Finally, the tax cut has been passed into law and is going to put cash in the hands of consumers, which may aid in strengthening the economy and, subsequently, the market. As we move into the third quarter, we expect the Fed's action will begin to affect the economic numbers, and GDP growth will reaccelerate in the fourth quarter. In anticipation of the improving landscape, we expect the market to shift its focus to recovery and earnings growth.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                  Six            Since
Cumulative Total Returns                         Month         Inception*

SP AIM Growth and Income Portfolio/1/           -14.01%          -27.55%
S&P 500 Index/2/                                 -6.69%          -13.99%
--------------------------------------------------------------------------------

SP AIM Growth and Income Portfolio inception date: 09/22/2000.


The SP AIM Growth and Income Portfolio posted a -14.01% return over the period, underperforming the -6.69% return of its benchmark, the S&P 500 Index. Growth stocks continued to underperform value stocks during the first half of the year as corporate earnings were revised down in response to the economic slowdown. As the economy reaccelerates, we expect this trend to reverse, and the performance of growth investments to pick up.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

The Portfolio's underperformance was primarily attributable to the financial and technology sectors. The technology sector was hit hard during the first quarter of 2001, but recovered during the second quarter. Although the Portfolio outperformed this sector's benchmark during the second quarter, a poor first quarter resulted in a negative contribution to Portfolio performance over the period. The financial sector also contributed negatively to first-quarter performance, but the Portfolio's overweight position and positive security selection helped second-quarter performance. The investment advisers favor brokers and asset managers in this space, and expect good performance from these areas as the market improves.

During the period, security selection in the consumer cyclical sector also contributed positively to performance, as did the Portfolio's underweighting in the consumer staples sector. The management team was encouraged by the Portfolio's second-quarter performance, and remains committed to holdings demonstrating earnings growth, consistency, and resiliency. Presently, the Portfolio's largest weightings are in the financial and technology sectors, which are expected to perform well as we move out of the current economic slowdown.

                       $10,000 INVESTED SINCE INCEPTION*

$8,601 S&P 500 Index/2/
$7,245 SP AIM Growth and Income Portfolio/1/

                                    [CHART]

               SP AIM Growth and Income
                     Portfolio/1/                  S&P 500 Index/2/

Sep 2000              10,000                           10,000
Dec 2000               8,426                            9,218
Jun 2001               7,245                            8,601

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Alliance Large Cap Growth Portfolio

MANAGED BY
Alliance Capital Management, L.P.

We realize the possibility that U.S. economic growth may remain stagnant short-term and that any palpable evidence of a recovery may extend into later this year or early 2002. We are encouraged by the Federal Reserve's unparalleled record of steering the U.S. economy and stock market through difficult stages, but we believe that to gain sound traction may take longer than expected and may be presented in the form of a "U" rather than "V" shaped recovery. Our strategy is to maintain a cautious positioning in the Portfolio, focus on companies with strong balance sheets and carefully select those with the soundest fundamentals, particularly in the technology sector, which we believe will emerge from this economic slump in solid financial shape.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                     Six           Since
Cumulative Total Returns                            Month        Inception*

SP Alliance Large Cap Growth Portfolio/1/          -10.26%        -23.21%
Russell 1000(R)Growth Index./2/                    -14.25%        -32.55%
S&P 500 Index/3/                                    -6.69%        -13.99%
--------------------------------------------------------------------------------

SP Alliance Large Cap Growth Portfolio inception date: 09/22/2000.


The SP Alliance Large Cap Portfolio returned -10.26%, outperforming the-14.25% return of the Russell 1000(R) Growth Index for the six-month period ending June 30, 2001, due to favorable stock selection and an overweighting in the financial and consumer discretionary sectors.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

The year-end technology sell-off penetrated into 2001, until an April technology rally propelled the NASDAQ on to a six-week upward run. It ultimately proved short-term, as a stream of profit warnings from several bellwether companies cut earnings forecasts again, outlining a deeper-than-expected slowdown in technology capital spending. The sector, including several portfolio holdings, declined as a result. Microsoft delivered strong performance after two of the government's three antitrust claims against the company were dismissed.

Financial services stocks responded well to the Federal Reserve's aggressive initiative in drawing interest rates down six times year-to-date. Brokerage stocks such as Goldman Sachs and Merrill Lynch ended the period down as merger and acquisition activity declined, and trading revenues and the weak market negatively affected brokerage commissions.

Pharmaceutical stocks Pfizer, Pharmacia and Schering Plough all fell heavily in the second quarter. Home Depot and Kohl's were flat as the slowing U.S. economy and depressed sales figures generated relatively bleak outlooks for many retailers for the rest of the year.

Vodafone and AT&T Wireless negatively influenced performance. Fairly decent earnings reports and assistance by the Federal Reserve helped media and entertainment stocks AOL Time Warner, Viacom, and Liberty Media to outperform in the consumer discretionary sector.

                       $10,000 INVESTED SINCE INCEPTION*

$8,601 S&P 500 Index/3/
$7,679 SP Alliiance Large Cap Growth Portfolio/1/
$6,745 Russell 1000(R) Growth Index/2/

                                    [CHART]

              SP Alliiance Large Cap                         Russell 1000(R)
               Growth Portfolio/1/      S&P 500 Index/3/     Growth Index/2/

Sep 2000              10,000               10,000                10,000
Dec 2000               8,556                9,218                 7,865
Jun 2001               7,679                8,601                 6,745

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell 1000(R) Growth Index measures the performance of Russell 1000(R) companies with higher price-to-book ratios.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Alliance Technology Portfolio

MANAGED BY
Alliance Capital Management, L.P.

The correction of overindulgence can take time, and this appears to be the current situation with technology stocks. Valuations, expectations, inventory levels, investment standards--all of these things became abnormal and unhealthy, and the inevitable adjustments are upon us. Now what? Many of the time-consuming modifications that are necessary to make a more rewarding investment environment are in place. Because we are assuming business conditions will not get any worse than they are already, two big unknowns remain: When will business fundamentals improve, and at what rate will that improvement occur? On the first point, we expect this year's fourth quarter will show its normal seasonal recovery and be the first meaningful sequential improvement in revenue for the tech group since last year. It's too early to call the pace of recovery into 2002.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                              Six                 Since
Cumulative Total Returns                     Month             Inception*

SP Alliance Technology Portfolio1           -14.57%             -34.83%
NASDAQ Composite Index2                     -12.53%             -41.16%
--------------------------------------------------------------------------------

SP Alliance Technology Portfolio inception date: 09/22/2000.

For the six months ending June 30, 2001, SP Alliance Technology Portfolio's return of -14.57% underperformed the NASDAQ Composite Index's decline of -12.53%.

PERFORMANCE REVIEW

The Portfolio has remained conservatively positioned, focusing on companies with high visibility and predictable revenue and earnings streams. This has helped deliver favorable performance during a period when technology stocks trailed the NASDAQ Index.

Companies that helped performance include content companies with loyal subscriber bases (such as e-Bay and AOL Time Warner), personal computer firms (such as Dell, Microsoft, and Micron Technology), predictable computer services companies (such as First Data Corp and Fiserv), and semiconductor capital equipment companies (such as KLA Tencor and Applied Materials).

The challenging environment for data networking and telecommunications-focused companies hurt these stocks during the period. While we see these companies as attractive in the long term, Portfolio performance was hampered by holdings in these areas (including Cisco, Ciena, and Juniper Networks). Similarly, attractively positioned software companies (such as BEA Systems and I2 Technologies) saw pressure on valuations as spending slowed.

                       $10,000 INVESTED SINCE INCEPTION*

$6,517 SP Alliance Technology Portfolio/1/
$5,884 NASDAQ Composite Index/2/

                                     [CHART]

           SP Alliance Technology Portfolio/1/      NASDAQ Composite Index/2/

Sep 2000               10,000                               10,000
Dec 2000                7,629                                6,726
Jun 2001                6,517                                5,884

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The NASDAQ Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The NASDAQ Stock Market(R). The index is value market weighted.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Balanced Asset Allocation Portfolio

MANAGED BY
Prudential Investments Fund Management LLC

The SP Balanced Asset Allocation Portfolio consists of separate subportfolios. Generally, we expect that the allocation of its assets among these subportfolios--the percentage of the total allotted to each--will be the primary determinant of its total return. We measure the contribution of the subportfolio's adviser by comparing its performance to that of a well-accepted unmanaged index for that asset class: Russell 1000(R) Growth Index for large-cap growth stocks, the S&P/Barra Value Index for large-cap value stocks, the S&P 400 Index for small-cap growth stocks, Russell 2500TM Value Index for small-cap value stocks, Lehman Brothers Aggregate Index for core bonds, Lehman Brothers Intermediate BB Index for high yield bonds, and MSCI EAFE Index for international equities.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                         Six          Since
Cumulative Total Returns                                Month       Inception*

SP Balanced Asset Allocation Portfolio/1/              -4.04%         -5.41%
Lehman Brothers Government/Corporate Bond Index/2/      3.51%          8.03%
S&P 500 Index/3/                                       -6.69%        -13.99%
--------------------------------------------------------------------------------

SP Balanced Asset Allocation Portfolio inception date: 09/22/2000.

The SP Balanced Asset Allocation Portfolio returned -4.04%, reflecting the broad decline of stocks around the world and the moderating impact of its bond portfolios' positive returns.

PERFORMANCE REVIEW

U.S. stocks, both growth and value, held up better than international stocks. The sustained confidence of U.S. consumers was a bright spot in the uncertain global economy. As the U.S. economy slowed, the Federal Reserve acted aggressively to reduce interest rates. This had a positive impact on bond prices.

The quarter of the Portfolio's assets invested in bonds benchmarked against the Lehman Brothers Aggregate Index performed in line with that benchmark, providing a good return for a bond portfolio. The smaller amount invested in high-yield ("junk") bonds substantially underperformed the strong performance of their benchmark, the Lehman Brothers Intermediate BB Index, making a negligible contribution to the Portfolio's return.

Both large-cap growth sleeves outperformed their benchmark, the Russell 1000(R) Growth Index, with the portion managed by Alliance Capital Management outperforming the benchmark substantially. These outperformances moderated the impact of the substantial decline of U.S. large-cap stocks. The value sleeve underperformed its benchmark, the S&P/Barra Value Index, but had a smaller negative impact on the Portfolio's overall return, because of the generally better performance of value stocks.

Among U.S. small/mid cap stocks, value stocks gained while growth stocks declined. The value portion underperformed the gains of its benchmark, the Russell 2500TM Value Index. The SP U.S. Emerging Growth Portfolio trailed its benchmark, the style-neutral S&P 400 Index.

The benchmark for both international portions of the portfolio is the MSCI EAFE Index. The section managed in a growth style substantially underperformed that benchmark, while the value-managed portion outperformed it modestly.

                        $10,000 INVESTED SINCE INCEPTION*

$10,803 Lehman Gov't/Corp Bond Index/2/
$9,459 SP Balanced Asset Allocation Portfolio/1/
$8,601 S&P 500 Index/3/

                                    [CHART]

               SP Balanced Asset                             Lehman Gov't/Corp
            Allocation Portfolio/1/     S&P 500 Index/3/       Bond Index/2/

Sep 2000           10,000                  10,000                 10,000
Dec 2000            9,858                   9,218                 10,437
Jun 2001            9,459                   8,601                 10,803

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Conservative Asset Allocation Portfolio

MANAGED BY
Prudential Investments Fund Management LLC

The SP Conservative Asset Allocation Portfolio consists of separate subportfolios. Generally, we expect that the allocation of its assets among these subportfolios--the percentage of the total allotted to each--will be the primary determinant of its total return. We measure the contribution of the subportfolio's adviser by comparing its performance to that of a well-accepted unmanaged index for that asset class: Russell 1000(R) Growth Index for large-cap growth stocks, the S&P/Barra Value Index for large-cap value stocks, the S&P 400 Index for small-cap growth stocks, Russell 2500TM Value Index for small-cap value stocks, Lehman Brothers Aggregate Index for core bonds, and Lehman Brothers Intermediate BB Index for high yield bonds.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                         Six         Since
Cumulative Total Returns                                Month      Inception*

SP Conservative Asset Allocation Portfolio/1/           -0.98%       -0.15%
Lehman Brothers Government/Corporate Bond Index/2/       3.51%        8.03%
S&P 500 Index/3/                                        -6.69%      -13.99%
--------------------------------------------------------------------------------

SP Conservative Asset Allocation Portfolio inception date: 09/22/2000.

The SP Conservative Asset Allocation Portfolio returned -0.98%. The positive returns on the Portfolio's bond investments did not fully offset the impact of the substantial fall of its large-cap stocks.

PERFORMANCE REVIEW

As the U.S. economy slowed, the Federal Reserve acted aggressively to reduce interest rates. This had a positive impact on bond prices. Stock prices, however, reflected investors' increasing uncertainty about corporate earnings.

The 40% of the Portfolio's assets invested in bonds benchmarked against the Lehman Brothers Aggregate Index performed in line with that index, providing a good return for a bond portfolio. The smaller amount invested in high-yield ("junk") bonds substantially underperformed the strong performance of their benchmark, the Lehman Brothers Intermediate BB Index, and so made a negligible contribution to the Portfolio's return.

Both large-cap growth portfolios outperformed their benchmark, the Russell 1000(R) Growth Index, with the portfolio managed by Alliance Capital Management outperforming the benchmark substantially. These returns moderated the impact of the decline of U.S. large-cap stocks. The value portfolio underperformed its benchmark, the S&P/Barra Value Index, but had a smaller negative impact on the Portfolio's overall return because of the generally better performance of value stocks.

Among U.S. small/mid cap stocks, value stocks gained while growth stocks declined. The value portfolio underperformed the gains of its benchmark, the Russell 2500TM Value Index. The SP Prudential U.S. Emerging Growth Portfolio trailed its benchmark, the style-neutral S&P 400 Index.

                       $10,000 INVESTED SINCE INCEPTION*

$10,803 Lehman Gov't/Corp. Bond Index/2/
$9,985 SP Conservative Asset Allocation Portfolio/1/
$8,601 S&P 500 Index/3/

                                    [CHART]

              Conservative Asset                             Lehman Gov't/Corp.
            Allocation Portfolio/1/      S&P 500 Index/3/     Bond Index/2/

Sep 2000          10,000                     10,000              10,000
Dec 2000          10,084                      9,218              10,437
Jun 2001           9,985                      8,601              10,803

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Davis Value Portfolio

MANAGED BY
Davis Selected Advisers, L.P.

We believe we are in a 10,000 to 15,000 trading range market. What we are seeing is a kind of tug-of-war between lower interest rates, which favor higher valuations on stocks, and deteriorating earnings and profits, which are unfavorable for growth rates and, therefore, valuations. The Federal Reserve appears to be trying to put a floor under the market around the low end of the trading range. If evidence surfaces that the economy is turning around, as it normally does in a garden variety recession with an active Fed, then the market will have a strong rally, and perhaps go to new highs.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                             Six                Since
Cumulative Total Returns                     Month            Inception*

SP Davis Value Portfolio1                    -6.24%             -4.66%
S&P Barra Value Index2                       -2.50%             -0.91%
S&P 500 Index3                               -6.69%            -13.99%
--------------------------------------------------------------------------------

SP Davis Value Portfolio inception date: 09/22/2000.

The stock market as a whole, and consequently the SP Davis Value Portfolio, has been volatile throughout the past six months as a result of mixed economic data. The SP Davis Value Portfolio was slightly ahead of the S&P 500 Index, but trailed the S&P Barra Value Index for the six-month period ended June 30, 2001.

PERFORMANCE REVIEW

We continue to maintain strategic allocations to financials, healthcare stocks, and select technology companies. These allocations reflect long-term investment themes based on the strong influences of demographic trends, globalization, consolidation, and business capital spending trends. It is important to note that we are maintaining exposures to businesses that we believe will fare better over full market cycles, rather than rotating from sector to sector over the short term. Absolute or relative short-term performance is often unpredictable and less meaningful in terms of long-term accumulation of wealth.

We maintain a long-term investment outlook when selecting companies for the Portfolio and when evaluating our success as managers. We are committed to seeking out high-quality, well-managed companies with strong long-term growth prospects at sensible prices.

During the past six months, the Portfolio's financial positions, followed by its capital goods and consumer cyclical positions, provided the strongest relative results. The Portfolio's technology positions provided the weakest relative results, followed by its healthcare positions. Although our technology allocation included some notable investment mistakes, our healthcare holdings continue to be names that we generally favor.

                       $10,000 INVESTED SINCE INCEPTION*

$9,909 S&P Barra Value Index/2/
$9,534 SP Davis Value Portfolio/1/
$8,601 S&P 500 Index/3/

                                    [CHART]

             SP Davis Value
              Portfolio/1/        S&P 500 Index/3/     S&P Barra Value Index/2/

Sep 2000        10,000                10,000                10,000
Dec 2000        10,169                 9,218                10,163
Jun 2001         9,534                 8,601                 9,909

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1 Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The S&P Barra Value Index consists of companies within the S&P 500 Index with lower price-to-book rations.

/3 The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Deutsche International Equity Portfolio

MANAGED BY
Deutsche Asset Management, Inc.

Economic sentiment is weakening as leading indicators in the United States, Europe, and Asia continue to fall. Although the Portfolio remains concerned about growth prospects in Europe and the United States, recovery in the United States appears more imminent. As market conditions in the United States begin to improve, Euroland is expected to follow. Certain emerging market countries, such as Argentina and Turkey, remain a concern; however, we believe the contagion is contained to those areas and will not spread further.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                          Six        Since
Cumulative Total Returns                                 Month     Inception*

SP Deutsche International Equity Portfolio/1/           -13.51%      -18.01%
MSCI EAFE Index/2/                                      -14.87%      -17.15%
--------------------------------------------------------------------------------

SP Deutsche International Equity Portfolio inception date: 09/22/2000.


The SP Deutsche International Equity Portfolio's -13.51% return outperformed the
 -14.87% MSCI EAFE Index.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

The Portfolio benefited from increased weightings in the building materials and automobile industries. Its position in CRH, the Irish building materials manufacturer, performed well as a result of strong earnings growth and optimism over a recovery of the building materials industry in the United States. European auto demand continued to grow. Peugeot outperformed its peers, due to increased sales and solid prospects. In pharmaceuticals, Elan continued to outperform, because of solid earnings and a promising new treatment for Crohn's disease.

The Portfolio also benefited from its emerging markets holding's because lower interest rates and prospects of a U.S. recovery provided additional liquidity to the markets. In Mexico, stocks such as Cemex and Banacci (which was recently bid for by Citigroup) helped performance for the quarter. Russian energy stocks, including Lukoil, outperformed, due to a cheaper ruble and higher oil prices.

Detractors to performance included the Portfolio's weighting in the semiconductor industry, which underperformed as DRAM (microchip) prices continued to fall, even as valuations remained attractive.

Korea and Taiwan continue to be the most volatile emerging market countries in Asia because they are dependent on technology exports. The Portfolio remains underweighted in Japan, particularly in financials, where bank reforms are needed to address the large amount of nonperforming loans.

                       $10,000 INVESTED SINCE INCEPTION*

$8,285 MSCI EAFE Index/2/
$8,199 SP Deutsche International Equity Portfolio/1/

                                    [CHART]

             SP Deutsche International
                 Equity Portfolio/1/        MSCI EAFE Index/2/

Sep 2000             10,000                     10,000
Dec 2000              9,480                      9,732
Jun 2001              8,199                      8,285

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, MSCI EAFE, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/  The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
     (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Growth Asset Allocation Portfolio

MANAGED BY
Prudential Investments Fund Management LLC

The SP Growth Asset Allocation Portfolio consists of separate subportfolios. Generally, we expect that the allocation of its assets among these subportfolios--the percentage of the total allotted to each--will be the primary determinant of its total return. We measure the contribution of the subportfolio's adviser by comparing its performance to that of a well-accepted unmanaged index for that asset class: Russell 1000(R) Growth Index for large-cap growth stocks, the S&P/Barra Value Index for large-cap value stocks, the S&P 400 Index for small-cap growth stocks, Russell 2500TM Value Index for small-cap value stocks, Lehman Brothers Aggregate Index for core bonds, Lehman Brothers Intermediate BB Index for high yield bonds, and MSCI EAFE Index for international equities.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                        Six             Since
Cumulative Total Returns                               Month         Inception*

SP Growth Asset Allocation Portfolio/1/               -7.38%          -11.60%
Lehman Brothers Government/Corporate Bond Index/2/     3.51%            8.03%
S&P 500 Index/3/                                      -6.69%          -13.99%
--------------------------------------------------------------------------------

SP Growth Asset Allocation Portfolio inception date: 09/22/2000.


The SP Growth Asset Allocation Portfolio returned -7.38%, reflecting the broad decline of stocks, particularly growth securities, around the world.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

U.S. stocks, both growth and value, held up better than international stocks. This may have been because the sustained confidence of U.S. consumers was a bright spot in the uncertain global economy. As the U.S. economy slowed, the Federal Reserve acted aggressively to reduce interest rates. This had a positive impact on bond prices.

Both large-cap growth portfolios outperformed their benchmark, the Russell 1000(R) Growth Index, with the portfolio managed by Alliance Capital Management outperforming the benchmark substantially. These returns moderated the impact of the substantial decline of U.S. large-cap stocks. The value portfolio underperformed its benchmark, the S&P/Barra Value Index, but had a smaller negative impact on the Portfolio's overall return, because of the generally better performance of value stocks.

Among U.S. small/mid cap stocks, value stocks gained while growth stocks declined. The value portfolio underperformed the gains of its benchmark, the Russell 2500TM Value Index. The SP Prudential U.S. Emerging Growth Portfolio trailed its benchmark, the style-neutral S&P 400 Index.

The benchmark for both international portfolios is the MSCI EAFE Index. The portfolio managed in a growth style, substantially underperformed the benchmark, while the value-managed portfolio outperformed it modestly.

The bond portfolio performed in line with the Lehman Brothers Aggregate Index, providing a good return for a bond portfolio. The investments in high-yield ("junk") bonds substantially underperformed the strong performance of the Lehman Brothers Intermediate BB Index, and so made a negligible contribution to the Portfolio's return.

                       $10,000 INVESTED SINCE INCEPTION*

$10,803 Lehman Gov't/Corp. Bond Index/2/
$8,840 SP Growth Asset Allocation Portfolio/1/
$8,601 S&P 500 Index/3/

                                    [CHART]

                   Growth Asset                               Lehman Gov't/Corp.
              Allocation Portfolio/1/     S&P 500 Index/3/      Bond Index/2/

Sep 2000              10,000                   10,000              10,000
Dec 2000              10,586                    9,218              10,437
Jun 2001               8,840                    8,601              10,803

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP INVESCO Small Company Growth Portfolio

MANAGED BY
INVESCO Funds Group, Inc.

We expect equity markets to remain volatile for the next few months as investors weigh the possibility of corporate earnings disappointments against the potential for an economic recovery during the second half. That said, we believe the prospects for the companies held in the Portfolio remain bright over the long term. And even over the shorter term, we're confident as our holdings have generally met earnings expectations. Furthermore, by focusing on rapidly growing stocks participating in a wide range of industries, we believe the Portfolio is positioned to weather any market environment. Underscoring our optimism is history, which has shown that small caps have performed well during times of economic recovery.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                           Six         Since
Cumulative Total Returns                                  Month      Inception*

SP INVESCO Small Company Growth Portfolio/1/             -10.38%      -24.90%
Russell 2000(R)Index/2/                                    6.85%       -0.45%
--------------------------------------------------------------------------------

SP INVESCO Small Company Growth Portfolio inception date: 09/22/2000.


The Portfolio declined during the past six months, and lagged its benchmark, the Russell 2000(R) Index. The Portfolio's margin of underperformance primarily stems from the first quarter, a period that saw small-cap value stocks outperform the small-cap growth stocks we favor. The market's preference for value stocks likely stemmed from its heightened aversion to risk, which prompted investors to seek out investments thought to be more stable. During the second quarter, however, the Portfolio outperformed as investors became increasingly optimistic about a second-half economic recovery, and sought stocks best positioned to capitalize on the anticipated resumption of the expansion. As a result, small-cap growth stocks outperformed value ones during the second quarter, and the Portfolio's relative performance improved.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

After a solid first quarter, the Portfolio's energy holdings hindered its showing during the second quarter, pressured lower by increased reregulation rhetoric out of California and sliding prices of the underlying commodities. On the positive side, the Portfolio's consumer stocks performed well throughout the period as investors appreciated the relative consistency of the group's revenues. In particular, the Portfolio's position in Radio One advanced when investors became confident that a second-half economic recovery would boost the advertising market. As the period progressed, we also enjoyed solid performance from our weightings in the healthcare and biotech-nology, technology, and financial services sectors.

                       $10,000 INVESTED SINCE INCEPTION*

$9,955 Russell 2000(R) Index/2/
$7,510 SP INVESCO Small Company|Growth Portfolio/1/

                                    [CHART]

                     SP INVESCO Small Company
                       Growth Portfolio/1/         Russell 2000(R) Index/2/

Sep 2000                       10,000                        10,000
Dec 2000                        8,380                         9,309
Jun 2001                        7,510                         9,955

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Jennison International Growth Portfolio

MANAGED BY
Jennison Associates LLC

We believe that the best investment prospects, on a stock-by-stock basis, are in Europe, where the economies are more balanced than in the United States. In addition, the euro is widely believed to be undervalued compared to the dollar, suggesting the prospect of a boost to our return at some point in the future should the imbalance correct itself. We also like selected companies in Hong Kong, which are well-placed to benefit from the development of outsourcing opportunities in China, as well as in the rest of Southeast Asia. Although we think our investments in telecommunication services and related technology and media companies are better investment values than other stocks in their industries, the recovery in new orders that is needed to restore profitability has not yet begun.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                             Six        Since
Cumulative Total Returns                                    Month     Inception*

SP Jennison International Growth Portfolio (Class I)/1/     -25.56%     -36.72%
MSCI EAFE Index/2/                                          -14.87%     -17.15%
--------------------------------------------------------------------------------

SP Jennison International Growth Portfolio (Class I) inception date: 09/22/2000.

The SP Jennison International Growth Portfolio (Class I) had a substantial decline, primarily because growth investing was out of favor globally.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

The primary theme of the five-year boom in growth stocks was TMT: technology, media, and telecommunications. We believe these industries still have strong growth ahead. They were a substantial portion of the Portfolio's investments, and their painful correction during this reporting period accounted for almost all of its losses.

Telecommunication service companies faced suspicions that they had overspent on licenses to provide new services, and that these services would grow more slowly than had been anticipated. Colt Telecom Group, Cable & Wireless, and Vodafone Group had substantial price declines. Stocks of companies providing the hardware for these services, such as Marconi, Nokia, and Alcatel, also had steep drops. Technological consultants and software firms also hurt the Portfolio, particularly Logica, Dimension Data Holdings, and Cap Gemini.

Media companies were hurt by the economic slowdown's consequent reduction of advertising spending. Pearson and VNU had the largest impacts on the Portfolio, although VNU has little exposure to advertising and Pearson is increasing its share of the educational market.

On the positive side, Industria de Diseno Textil, a Spanish clothing manufacturer and retailer with above 25% growth of sales and earnings, made an initial public offering (IPO) of stock in May 2001. It had gained 28% by midyear. The Portfolio's holdings had a large positive impact on its return.

                       $10,000 INVESTED SINCE INCEPTION*

$8,285 MSCI EAFE Index/2/
$6,328 SP Jennison International Growth Portfolio (Class I)/1/

                                    [CHART]

            Jennison International Growth
               Portfolio (Class I)/1/             MSCI EAFE Index/2/

Sep 2000               10,000                          10,000
Dec 2000                8,500                           9,732
Jun 2001                6,328                           8,285

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, MSCI EAFE, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/  The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
     (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Large Cap Value Portfolio

MANAGED BY
Fidelity Management & Research Company

Since the beginning of the year, the Federal Reserve has lowered rates on six separate occasions, including two intrameeting cuts, for a total of 275 basis points. While it typically takes anywhere from six to 12 months for monetary policy to work its way through the economic system, investors appear to be optimistic that the Fed's accommodative interest rate policy, coupled with the passage of Bush's tax cuts, can help stave off a recession and keep our decade-long economic expansion alive. Although markets saw the benefits of the rate cuts, there were no signs of decreasing market volatility. In this volatile environment, the emphasis on risk control and diversification will continue to be paramount.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                Six               Since
Cumulative Total Returns                       Month            Inception*

SP Large Cap Value Portfolio1                 -3.65%              0.99%
Russell 1000(R)Value Index2                   -1.26%              2.29%
S&P 500 Index3                                -6.69%            -13.99%
--------------------------------------------------------------------------------

SP Large Cap Value Portfolio inception date: 9/22/2000.

Over the six-month period ended June 30, 2001, the SP Large Cap Value Portfolio returned -3.65%, underperforming the -1.26% return of its benchmark, the Russell 1000(R) Value Index.

PERFORMANCE REVIEW

The Portfolio benefited from an overweighted position, relative to the benchmark, in the stable capital goods and transportation sectors, which recorded gains as investors retreated from underperforming technology and telecommunications companies. Underweighting large pharmaceutical companies also helped performance as their stock prices moved down in 2001 after posting solid returns in 2000.

Overweighted positions in home financing institutions and large tobacco companies like Philip Morris were also beneficial. However, slowing growth and tight capital spending hurt technology hardware and equipment companies, which posted the biggest losses over the period.

                       $10,000 INVESTED SINCE INCEPTION*

$8,601 S&P 500 Index/3/
$10,099 SP Large Cap Value Portfolio/1/
$10,229 Russell 1000(R) Value Index/2/

                                    [CHART]

              SP Large Cap Value                       Russell 1000(R)
                Portfolio/1/      S&P 500 Index/3/     Value Index/2/

Sep 2000          10,000              10,000              10,000
Dec 2000          10,482               9,218              10,360
Jun 2001          10,099               8,601              10,229

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP MFS Capital Opportunities Portfolio

MANAGED BY
Massachusetts Financial Services Company

We plan to keep the Portfolio in the middle of the road in terms of volatility by striking a balance between more defensive growth companies that could hold up well in a tougher economic environment, and more cyclical media, technology, and retailing stocks that could benefit in a recovery.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                       Six          Since
Cumulative Total Returns                              Month       Inception*

SP MFS Capital Opportunities Portfolio/1/            -12.12%       -19.49%
S&P 500 Index/2/                                      -6.69%       -13.99%
--------------------------------------------------------------------------------

SP MFS Capital Opportunities Portfolio inception date: 09/22/2000.


Because growth stocks suffered during the period, the Portfolio finished in negative territory and also lagged the more value-oriented S&P 500. For the six months ended June 30, 2001, the Portfolio provided a total return of -12.12%, compared to a -6.69% return for its benchmark, the Standard & Poor's 500 Stock Index.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

Disappointments came mainly from the healthcare, technology, and telecommunications sectors. Despite the overall weakness in the growth areas of the market, there were some positive performers in the Portfolio during the period. For example, in oil services several holdings helped performance, as these stocks rallied amid tight supply and stepped-up drilling. Financials gave performance another boost. A number of our largest investments also turned in solid results, including Microsoft, Calpine, an independent power producer; and United Technologies, an aerospace conglomerate.

Historically, we have tended to increase holdings in stocks we like when their prices fall, and have often pared back when we feel their prices have reached lofty levels. We applied this traditional strategy during the period by adding to our stake in Tyco International, a multi-industry conglomerate. As a result of this same investment philosophy and sell discipline, we decided to take some profits in top performers such as Calpine, which had posted strong gains.

We have not made an oversized bet on technology, yet we do believe there have been strong long-term growth trends supporting the sector, especially in areas tied to the Internet and wireless services. We have focused our stock selections on industry leaders - companies that we believe could be in a strong position to benefit from an economic recovery.

                       $10,000 INVESTED SINCE INCEPTION*

$8,601 S&P 500 Index/2/
$8,051 SP MFS Capital Opportunities Portfolio/1/

                                    [CHART]

                        SP MFS Capital
                   Opportunities Portfolio/1/        S&P 500 Index2

Sep 2000                     10,000                     10,000
Dec 2000                      9,161                      9,218
Jun 2001                      8,051                      8,601


*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP MFS Mid-Cap Growth Portfolio

MANAGED BY
Massachusetts Financial Services Company

In the second quarter of 2001, the market seemed to be saying that we'd reached the end of the energy cycle, that oil and natural gas prices were headed downward, and that drillers and production firms would not be good stocks going forward. However, in our view, the supply/demand imbalance that began this cycle of rising prices has yet to be resolved. Especially in natural gas, we think that falling prices could actually increase demand as many industrial and utility users, who switched to oil when gas prices skyrocketed, switch back to natural gas. Our analysis points to higher demand over the next six months that may drive up stocks of exploration and production firms, and we have actually added to our energy positions on the second-quarter weakness in those stocks.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                              Six            Since
Cumulative Total Returns                     Month         Inception*

SP MFS Mid-Cap Growth Portfolio1             -7.44%          -9.53%
Russell Midcap(R)Growth Index2              -12.96%         -33.20%
S&P 500 Index3                               -6.69%         -13.99%
--------------------------------------------------------------------------------

SP MFS Mid-Cap Growth Portfolio inception date: 09/22/2000.


For the six months ended June 30, 2001, the SP MFS Mid-Cap Growth Portfolio provided a total return of -7.44%, versus -12.96% for the portfolio's benchmark, the Russell Midcap(R) Growth Index.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

Performance over the period was very much a good news/bad news story. The Portfolio strongly outperformed its benchmark, but performance was nonetheless negative. The market has gone through one of the worst technology corrections in history, with telecommunications being perhaps the hardest hit of all the technology areas. Although we had minimized our telecommunications weighting going into the downturn, several of our holdings in other areas were still affected. However, in a period marked by many well-publicized earnings disappointments, a number of our largest holdings met or exceeded earnings expectations.

We also increased existing holdings or added new holdings in several technology firms whose stocks had fallen to attractive valuations--having been unjustly punished, in our view, by a market that sometimes fails to distinguish between firms with strong long-term prospects and those that are genuinely in trouble. We also had some disappointments over the period.

Our energy holdings in oil and natural gas exploration and production firms hurt performance over the six-month period. In addition, stocks related to content delivery over the Internet hurt performance. Although we have largely avoided these companies, we have invested in a few firms that have strong business models. Unfortunately, however, advertising on the Internet has virtually come to a halt as the Internet economy has slowed, and these companies have seen their stocks suffer accordingly.

                       $10,000 INVESTED SINCE INCEPTION*

$9,047 SP MFS Mid-Cap Growth Portfolio/1/
$6,680 Russell Midcap(R) Growth Index/2/
$8,601 S&P 500 Index/3/

                                    [CHART]

                 SP MFS Mid-Cap Growth                        Russell Midcap(R)
                      Portfolio/1/       S&P 500 Index/3/     Growth Index/2/

Sep 2000                10,000                10,000             10,000
Dec 2000                 9,774                 9,218              7,675
Jun 2001                 9,047                 8,601              6,680


*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell Midcap(R) Growth Index measures the performance of those Russell Mid-cap companies with lower price-to-book ratios and lower forecasted growth values. Those stocks are also members of the Russell 1000(R) Value index.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP PIMCO High Yield Portfolio

MANAGED BY
Pacific Investment Management Company LLC

Weak investment spending, eroding corporate profits, and more cautious consumers will work to restrain any substantial recovery in global growth over the next several quarters. The protracted slowdown will prompt the Federal Reserve and the European Central Bank to ease more than markets currently expect. Credit deterioration and market volatility are likely to continue as companies announce disappointing earnings results. We will reduce single-B issuers, as liquidity concerns and price volatility are expected to continue. We will continue to underweight cyclical industries that will underperform as the U.S. economy slows. The Portfolio will utilize defensive positioning in mortgage-backed securities and senior-secured bank loans, as these sectors should outperform in the near term. The Portfolio's overweighting in the telecommunications sector will remain unchanged, as we believe investors have oversold this sector and that these companies provide substantial value relative to underlying credit fundamentals.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                        Six         Since
Cumulative Total Returns                               Month      Inception*

SP PIMCO High Yield Portfolio/1/                        0.51%        2.46%
Lehman Brothers Intermediate BB Corporate Index/2/      7.34%        7.27%
--------------------------------------------------------------------------------

SP PIMCO High Yield Portfolio inception date: 09/22/2000.


The SP PIMCO High Yield Portfolio's overweighting in telecom bonds and bonds of lower-quality issuers were the main reasons why the Portfolio underperformed the Lehman Brothers Intermediate BB Corporate Index for the six months ended June 30, 2001.

High yield bonds, also known as "junk bonds" are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

The benchmark Lehman Intermediate BB Corporate Index outperformed the Lehman Intermediate B Index by more than 6% for the year-to-date period. The Portfolio, which held approximately 23% in single-B issuers at quarter-end, was hurt by investors' preference for the relative safety of the BB market.

Our industry-weighting decisions and security selection were dominated by tele-com holdings and thus detracted from the Portfolio's relative performance. But a total duration below the benchmark benefited the Portfolio as bond yields rose (and their prices fell).

The Portfolio's underweighting in retailers and consumer products companies was also a positive. These sectors lagged in the first quarter, due to overcapacity, intense competition, and an expected slowdown in consumer spending.

                       $10,000 INVESTED SINCE INCEPTION*

$10,727 Lehman Intermediate BB Corporate Index/2/
$10,246 SP PIMCO High Yield Portfolio/1/

                                    [CHART]

                                                 Lehman Intermediate BB
            SP PIMCO High Yield Portfolio/1/      Corporate Index/2/

Sep 2000              10,000                          10,000
Dec 2000              10,194                           9,994
Jun 2001              10,246                          10,728

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, Lehman Brothers, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lehman Brothers Intermediate BB Corporate Index is an unmanaged index comprised of various fixed-income securities rated BB.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP PIMCO Total Return Portfolio

MANAGED BY
Pacific Investment Management Company LLC

Weak investment spending, eroding corporate profits, and more cautious consumers will work to restrain any substantial recovery in global economic growth over the next several quarters. The protracted slowdown will prompt the Federal Reserve and the European Central Bank to lower interest rates more than markets currently expect. This accommodative monetary policy should put downward pressure on short-term yields in the United States, Europe and the United Kingdom. At a minimum, these rates are unlikely to rise much over our cyclical time frame, which means that the front end of the U.S., U.K. and Euro-zone yield curves will offer compelling value for investors in the near term.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                 Six           Since
Cumulative Total Returns                        Month        Inception*

SP PIMCO Total Return Portfolio/1/              3.14%          8.48%
Lehman Brothers Aggregate Bond Index/2/         3.62%          7.97%
--------------------------------------------------------------------------------

SP PIMCO Total Return Portfolio inception date: 09/22/2000.


The SP PIMCO Total Return Portfolio slightly underperformed its benchmark as its underweighting in investment-grade corporate debt securities detracted from its return.

High yield bonds, also known as "junk bonds" are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

PERFORMANCE REVIEW

We underweighted the investment-grade corporate bond sector, due to its downside price risk and the continued erosion of corporate profits. However, this strategy detracted from the Portfolio's returns, as that sector outperformed because optimism about a relatively fast economic recovery offset concerns about disappointing profits.

Nevertheless, the Portfolio's above-benchmark duration was a positive factor as yields on intermediate- and longer-maturity issues fell (and their prices rose). Overall the U.S. Treasury sector did not keep pace with investment-grade corporate bonds and mortgage-backed securities for the six-month reporting period. Our overweighted mortgage strategy aided the Portfolio's performance, as rising yields on longer-term Treasuries reduced the prepayment risk on mortgage-backed securities.

                        10,000 INVESTED SINCE INCEPTION*

$10,848 SP PIMCO Total Return Portfolio/1/
$10,797 Lehman Aggregate Bond Index/2/

                                     [CHART]

           SP PIMCO Total Return Portfolio/1/    Lehman Aggregate Bond Index/2/

Sep 2000                 10,000                            10,000
Dec 2000                 10,518                            10,421
Jun 2001                 10,848                            10,797

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, Lehman Brothers, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Prudential U.S. Emerging Growth Portfolio

MANAGED BY
Jennison Associates LLC

In retrospect, we can see that the rapid growth of technology firms' sales and profits at the end of the 1990s led to investment in too much production capacity. As companies digest the technological investments they made before Y2K, and as new product cycles begin, enterprise spending will pick up. Moreover, the inventory accumulation that triggered the technology recession is being sold or written off. In Internet-related businesses, the downturn and the dramatic reduction in the financing available for start-ups eliminated most of the weaker companies. The survivors will find a less competitive market.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                          Six        Since
Cumulative Total Returns                                 Month     Inception*

SP Prudential U.S. Emerging Growth Portfolio/1/          -4.42%     -19.82%
S&P MidCap 400 Index/2/                                   0.97%      -2.92%
--------------------------------------------------------------------------------

SP Prudential U.S. Emerging Growth Portfolio inception date: 09/22/2000.


The SP U.S. Emerging Growth Portfolio declined 4.42% compared with the S&P MidCap 400 Index's return of 0.97%.

PERFORMANCE REVIEW

The largest negative impacts on the Portfolio's return were Internet-related and telecommunications equipment stocks. Our Portfolio was hurt most by its holdings in Exodus Communications (outsourced infrastructure, such as Web hosting), Macromedia (Web infrastructure), CIENA (a manufacturer of telecommunications switches), American Tower (cellular service towers), and Metromedia Fiber Network (optical fiber telecommunications networks).

On the other hand, the Portfolio's holdings of companies with consistently growing earnings over the long term helped its return. For example, although Lexmark makes computer printers, 75% of its sales come from replacement cartridges. It reported a small increase in profits for the first quarter of 2001, and its shares soared. Other positive contributions to the Portfolio's return came from service companies with steady growth, including CSG Systems and Fiserv. We took our profits on CSG, which processes billing for cable systems. We still hold Fiserv, the third largest processor of financial data in the United States.

The Portfolio's return also had large gains on several media and entertainment stocks, including Real Networks (internet media transmission), Electronic Arts (computer games), and AT&T-Liberty Media Group. It benefited from expanding its holdings in drugs and healthcare, including Andrx, Celgene, IVAX, and Alza.

                       $10,000 INVESTED SINCE INCEPTION*

$9,708 S&P MidCap 400 Index/2/
$8,018 SP Prudential U.S. Emerging Growth Portfolio/1/

                                    [CHART]

                  SP Prudential U.S. Emerging
                      Growth Portfolio/1/           S&P MidCap 400 Index/2/
Sep 2000                   10,000                            10,000
Dec 2000                    8,389                             9,615
Jun 2001                    8,018                             9,708


*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P MidCap 400 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Small/Mid-Cap Value Portfolio

MANAGED BY
Fidelity Management & Research Company

Since the beginning of the year, the Federal Reserve has lowered rates on six separate occasions, including two intrameeting cuts, for a total of 275 basis points. While it typically takes anywhere from six to 12 months for monetary policy to work its way through the economic system, investors appear to be optimistic that the Fed's accommodative interest rate policy, coupled with the passage of President Bush's tax cuts, can help stave off a recession and keep our decade-long economic expansion alive. Although markets saw the benefits of the rate cuts, there were no signs of decreasing market volatility. In this volatile environment, the emphasis on risk control and diversification will continue to be paramount.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                      Six         Since
Cumulative Total Returns                             Month      Inception*

SP Small/Mid-Cap Value Portfolio/1/                   4.59%       16.44%
Russell 2500TM Value Index/2/                         7.81%       17.12%
S&P 500 Index/3/                                     -6.69%      -13.99%
--------------------------------------------------------------------------------

SP Small/Mid-Cap Value Portfolio inception date: 09/22/2000.


The 4.59% return of the SP Small/Mid Cap Value Portfolio lagged the 7.81% Russell 2500TM Value Index benchmark over the six months ended June 30, 2001, but outperformed the S&P 500 Index.

PERFORMANCE REVIEW

In a period of highly publicized layoffs and fear over economic conditions, even companies with strong fundamentals and earnings growth potential suffered from volatility in stock prices.

Overweighted positions in a few chemical and paper products companies were the Portfolio's largest performance detractors, as these industries hit cyclical lows over the last six months. Separately, investor sentiment regarding the real estate sector since the beginning of the year was mixed, as some believed a dismal economic climate would lead to reluctance to take on mortgage debt, while others felt that the declining interest rates would encourage people to buy homes.

As these mixed feelings led to pronounced highs and lows in real estate security prices, a small number of poorly timed investments led to underperformance in this sector. Contributing the most to the portfolio over the six-month period were holdings in the energy and industrial sectors.

                       $10,000 INVESTED SINCE INCEPTION*

$11,712 Russell 2500(TM) Value Index/2/
$11,644 SP Small/Mid-Cap Value Portfolio/1/
$8,601 S&P 500 Index/3/

                                    [CHART]

             SP Small/Mid-Cap                           Russell 2500(TM)
             Value Portfolio/1/     S&P 500 Index/3/     Value Index/2/

Sep 2000            10,000              10,000               10,000
Dec 2000            11,133               9,218               10,862
Jun 2001            11,644               8,601               11,712

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell 2500TM Value Index measures the performance of Russell 2500TM companies with higher price-to-book ratios.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Strategic Partners Focused Growth Portfolio

MANAGED BY
Jennison Associates LLC and Alliance Capital Management L.P.

The Strategic Partners Focused Growth Portfolio combines the efforts of two leading growth style equity investment advisers: Jennison Associates and Alliance Capital Management. There are many ways of executing a growth investing strategy, and by combining the results of two advisers, we hope to produce a more consistent return than either adviser would do alone.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                     Six          Since
Cumulative Total Returns                            Month       Inception*

SP Strategic Partners Focused Growth Portfolio
   (Class I)/1/                                     -7.64%       -26.55%
S&P 500 Index/2/                                    -6.69%       -13.99%
--------------------------------------------------------------------------------

SP Strategic Partners Focused Growth Portfolio (Class I) inception date:
09/22/2000.


The SP Strategic Partners Focused Growth Portfolio (Class I) declined 7.64% compared to the -6.69% return of the S&P 500 Index.

PERFORMANCE REVIEW

The growth stock decline was worst among telecommunications-related and health-care stocks. Holdings in both areas, such as Nokia, Vodafone, and Cisco Systems in the first group, and Pfizer in the second, also hurt the Portfolio. Its outperformance of the growth benchmark was due in part to a focus on midcap stocks, which performed better, on average, than the stocks of the largest companies.

The Portfolio was also helped by substantial gains on a few stocks, such as those of media companies, that were not affected by the manufacturing-centered economic slowdown. AOL Time Warner had a very large gain, because its shares are still benefiting from the synergism of the merger between AOL and Time Warner. Viacom made a smaller positive contribution.

Microsoft shares bounced upward, because of the perception that the company's legal situation had improved. Dell Computer also had a very good return.

The continued strength of consumer spending and consumer sentiment helped support gains by the consumer finance company Household International and the luxury goods company Tiffany & Company.

                       $10,000 INVESTED SINCE INCEPTION*

$8,601 S&P 500 Index/2/
$7,345 SP Strategic Partners Focused Growth Portfolio (Class I)/1/

                                    [CHART]

                       SP Strategic Partner Focused
                      Growth Portfolio (Class I)/1/       S&P 500 Index/2/

Sep 2000                         10,000                      10,000
Dec 2000                          7,953                       9,218
June 2001                         7,345                       8,601

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Stock Index Portfolio

MANAGED BY
Prudential Investment Management, Inc.

Despite common perceptions, the U.S. economy as a whole has been seeing slower growth, but not a contraction. The exceptions have been in business investment and in exports. However, there has been an overall drop in corporate profits. We usually expect share prices to reflect investors' expectations for profit growth. Over the past six months, optimistic rises in expectations (in January and April, for example), were later crushed by negative news. If this pattern should continue, share prices would recover long-term growth when earnings disappointments taper off. When the profit downturn reaches a one-year mark, growth will be measured against lower-comparison quarters, and disappointments should be fewer.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                    Six
Average Annual Returns             Month    1-Year    3-Year   5-Year   10-Year

Stock Index Portfolio/1/           -6.77%   -14.72%    3.78%   14.22%   14.75%
Lipper (VIP) S&P 500 Index
Objective Fds. Avg./2/             -6.86%   -15.04%    3.63%   14.13%   14.68%
S&P 500 Index/3/                   -6.69%   -14.82%    3.89%   14.48%   15.09%
--------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/87.


The Prudential Series Fund Stock Index Portfolio declined 6.77% in the first half of 2001, within 10 basis points (hundredths of a percentage point) of the S&P 500 Index.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot invest directly in any index, including the S&P 500 Index.

PERFORMANCE REVIEW

The decline of the S&P 500 Index over the first six months of 2001 was very broad. Although growth stocks (the more expensive shares on the Index in relation to companies' book value) fell farthest, even the S&P/Barra Value Index was negative for the half-year. Most of the market decline came in February and March in one of the fastest drops in the history of the S&P 500 Index. The worst-performing sectors were healthcare, technology, and utilities, all of which had experienced large gains fairly recently. The best-performing sector was one that was hurt in 2000 when consumer spending slowed: consumer cyclicals.

We view these movements as examples of sector volatility. Index portfolios are designed to avoid the risk of being invested in the wrong sector when market favor shifts. The result is a more consistent return than an investor is likely to receive from selective investing. Nonetheless, in the first half of 2001, a constant stream of earnings warnings and estimate reductions sharply reduced the prices that investors were willing to pay for stocks pretty much across the board. Although telecommunications hardware companies were the hardest hit, falling 55% over the half-year, concerns about corporate profitability were widespread. Only the consumer cyclical sector--consisting of industries that benefited from the continuing high level of consumer spending--had a substantial gain over the period.

                         $10,000 INVESTED OVER 10 YEARS

$40,772 S&P 500 Index/3/
$39,586 Stock Index Portfolio/1/
$39,345 Lipper (VIP) S&P 500 Index Objective Funds Avg./2/

                                    [CHART]

          Lipper (VIP) S&P 500 Index
           Objective Funds Avg./2/   Stock Index Portfolio/1/   S&P 500 Index/3/

June 1991              10,000                10,000                   10,000
                       11,385                11,362                   11,416
June 1992              11,284                11,252                   11,339
                       12,197                12,189                   12,284
June 1993              12,763                12,818                   12,882
                       13,376                13,430                   13,520
June 1994              12,903                12,960                   13,062
                       13,511                13,547                   13,697
June 1995              16,208                16,237                   16,462
                       18,519                18,524                   18,838
June 1996              20,361                20,353                   20,739
                       22,697                22,718                   23,161
June 1997              27,308                27,276                   27,931
                       30,149                30,098                   30,885
June 1998              35,418                35,354                   36,359
                       38,719                38,602                   39,718
June 1999              43,401                43,280                   44,630
                       46,673                46,524                   48,072
June 2000              46,420                46,277                   47,867
                       42,458                42,233                   43,697
June 2001              39,586                39,345                   40,772

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                                                                                   SP Aggressive
                                                                                        Money        Prudential    Growth Asset
                                                                       Global          Market         Jennison      Allocation
                                                                      Portfolio       Portfolio      Portfolio       Portfolio
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....... $1,018,968,266  $1,404,977,193 $2,419,104,249   $ 3,817,044
  Repurchase agreements (a)........................................     26,254,000              --     60,479,000
  Cash.............................................................            253           2,717             --            --
  Foreign currency, at value (b)...................................     41,415,137              --             --            --
  Receivable for investments sold..................................     11,054,141              --     14,886,485           120
  Interest and dividends receivable................................      1,697,416       6,965,874      1,073,258            --
  Unrealized appreciation on forward foreign currency
   contracts.......................................................        600,693              --             --            --
  Receivable for capital stock sold................................         57,700       7,676,367        971,916         9,998
  Receivable for securities lending income.........................          1,277              --          2,192
  Due from manager.................................................             --              --             --            --
  Deferred expenses and other assets...............................             --              --             --            --
---------------------------------------------------------------------------------------------------------------------------------
   Total Assets....................................................  1,100,048,883   1,419,622,151  2,496,517,100     3,827,162
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................             --              --        755,383           120
  Collateral for securities on loan................................     66,655,675              --        128,538            --
  Payable for capital stock repurchased............................      5,204,236       2,301,199      1,281,475           495
  Unrealized depreciation on interest rate swaps...................      1,648,534              --             --            --
  Management fee payable...........................................      1,627,749         465,006      3,029,193           304
  Securities lending rebate payable................................        304,878              --            548            --
  Withholding tax payable..........................................        132,302              --         19,017            --
  Unrealized depreciation on forward foreign currency contracts....         59,441              --             --            --
  Deferred directors' fees.........................................          1,050           1,191          4,201            --
  Payable for investments purchased................................             --              --     34,316,438         9,504
  Distribution fee payable.........................................             --              --          8,120            --
  Administration fee payable.......................................             --              --          4,872            --
  Accrued expenses and other liabilities...........................        307,549         248,542        482,021            --
---------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities...............................................     75,941,414       3,015,938     40,029,806        10,423
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS......................................................... $1,024,107,469  $1,416,606,213 $2,456,487,294   $ 3,816,739
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.................................        602,153       1,416,606      1,240,456         4,617
  Paid-in-capital, in excess of par................................  1,063,672,403   1,415,189,607  2,971,901,618     4,164,369
  Undistributed (Distributions in excess of) net investment income.      6,979,905              --        589,579         2,640
  Accumulated net realized gain (loss) on investments..............    (32,684,937)             --   (435,572,821)     (202,848)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies..............................................    (14,462,055)             --    (81,671,538)     (152,039)
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................ $1,024,107,469  $1,416,606,213 $2,456,487,294   $ 3,816,739
---------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................... $1,024,107,469  $1,416,606,213 $2,425,741,338   $ 3,816,739
  Class II.........................................................             --              --     30,745,956            --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................     60,215,334     141,660,621    122,484,007       461,686
  Class II (d).....................................................             --              --      1,561,555            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................... $        17.01  $        10.00 $        19.80   $      8.27
  Class II.........................................................             --              --          19.69            --
---------------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments................................ $1,058,298,965  $1,404,977,193 $2,561,254,787   $ 3,969,083
(b)  Identified cost of foreign currency........................... $   41,695,799  $           -- $           --   $        --
(c)  Class I authorized shares.....................................    140,000,000     340,000,000    240,000,000    80,000,000
(d)  Class II authorized shares....................................     10,000,000      10,000,000     20,000,000    20,000,000

                                                                      SP AIM
                                                                    Aggressive
                                                                      Growth
                                                                    Portfolio
---------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....... $ 5,342,081
  Repurchase agreements (a)........................................
  Cash.............................................................       8,104
  Foreign currency, at value (b)...................................          --
  Receivable for investments sold..................................      10,800
  Interest and dividends receivable................................         401
  Unrealized appreciation on forward foreign currency
   contracts.......................................................          --
  Receivable for capital stock sold................................       4,409
  Receivable for securities lending income.........................          --
  Due from manager.................................................      12,176
  Deferred expenses and other assets...............................       1,207
---------------------------------------------------------------------------------
   Total Assets....................................................   5,379,178
---------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................          --
  Collateral for securities on loan................................          --
  Payable for capital stock repurchased............................         135
  Unrealized depreciation on interest rate swaps...................          --
  Management fee payable...........................................          --
  Securities lending rebate payable................................          --
  Withholding tax payable..........................................          --
  Unrealized depreciation on forward foreign currency contracts....          --
  Deferred directors' fees.........................................       1,200
  Payable for investments purchased................................      43,673
  Distribution fee payable.........................................          --
  Administration fee payable.......................................          --
  Accrued expenses and other liabilities...........................      24,276
---------------------------------------------------------------------------------
   Total Liabilities...............................................      69,284
---------------------------------------------------------------------------------
NET ASSETS......................................................... $ 5,309,894
---------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.................................       7,077
  Paid-in-capital, in excess of par................................   6,249,994
  Undistributed (Distributions in excess of) net investment income.     (13,242)
  Accumulated net realized gain (loss) on investments..............  (1,070,940)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies..............................................     137,005
---------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................ $ 5,309,894
---------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................... $ 5,309,894
  Class II.........................................................          --
---------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................     707,666
  Class II (d).....................................................          --
---------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................... $      7.50
  Class II.........................................................          --
---------------------------------------------------------------------------------
(a)  Identified cost of investments................................ $ 5,205,076
(b)  Identified cost of foreign currency........................... $        --
(c)  Class I authorized shares.....................................  80,000,000
(d)  Class II authorized shares....................................  20,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                           June 30, 2001 (Unaudited)


                                                                           SP AIM     SP Alliance               SP Balanced
                                                                         Growth and    Large Cap   SP Alliance     Asset
                                                                           Income       Growth     Technology   Allocation
                                                                         Portfolio     Portfolio    Portfolio    Portfolio
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)............ $ 7,544,773  $16,971,892  $ 5,273,656  $19,203,527
  Repurchase agreements (a).............................................          --    2,628,000      612,000           --
  Cash..................................................................       7,193        4,732        5,361           --
  Receivable for investments sold.......................................      83,212           --       50,244          357
  Receivable for capital stock sold.....................................      22,021       62,586        8,544       62,303
  Due from manager......................................................       6,961           --        2,974           --
  Interest and dividends receivable.....................................         471        6,136          608           --
  Deferred expenses and other assets....................................       1,277        2,209        1,917           --
-----------------------------------------------------------------------------------------------------------------------------
   Total Assets.........................................................   7,665,908   19,675,555    5,955,304   19,266,187
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..................................................          --           --           --          357
  Payable for investments purchased.....................................     107,398    1,326,267       84,910       62,051
  Deferred directors' fees..............................................       1,200        1,250        1,200           --
  Payable for capital stock repurchased.................................         303          181          365          252
  Management fee payable................................................          --       13,010           --        1,181
  Withholding tax payable...............................................          --          171           39           --
  Accrued expenses and other liabilities................................      24,948       27,662       21,994           --
-----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities....................................................     133,849    1,368,541      108,508       63,841
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS.............................................................. $ 7,532,059  $18,307,014  $ 5,846,796  $19,202,346
-----------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value......................................      10,393       23,886        8,980       20,500
  Paid-in-capital, in excess of par.....................................   8,707,392   20,305,244    7,937,358   19,495,351
  Undistributed (Distributions in excess of) net investment income......      (3,189)      (7,171)     (13,643)      47,747
  Accumulated net realized gain (loss) on investments...................    (717,622)  (1,022,394)  (1,114,709)    (239,039)
  Net unrealized appreciation (depreciation) on investments and foreign
   currencies...........................................................    (464,915)    (992,551)    (971,190)    (122,213)
-----------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001............................................. $ 7,532,059  $18,307,014  $ 5,846,796  $19,202,346
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I............................................................... $ 7,532,059  $18,307,014  $ 5,846,796  $19,202,346
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (b)...........................................................   1,039,286    2,388,557      897,965    2,050,023
-----------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I............................................................... $      7.25  $      7.66  $      6.51  $      9.37
-----------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments..................................... $ 8,009,688  $20,592,443  $ 6,856,846  $19,325,740
(b)  Class I authorized shares..........................................  80,000,000   80,000,000   80,000,000   80,000,000


                                                                         SP Conservative
                                                                         Asset Allocation
                                                                            Portfolio
------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)............   $13,115,766
  Repurchase agreements (a).............................................            --
  Cash..................................................................            --
  Receivable for investments sold.......................................           234
  Receivable for capital stock sold.....................................       135,813
  Due from manager......................................................            --
  Interest and dividends receivable.....................................            --
  Deferred expenses and other assets....................................            --
------------------------------------------------------------------------------------------
   Total Assets.........................................................    13,251,813
------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..................................................           234
  Payable for investments purchased.....................................       133,085
  Deferred directors' fees..............................................            --
  Payable for capital stock repurchased.................................         2,728
  Management fee payable................................................           799
  Withholding tax payable...............................................            --
  Accrued expenses and other liabilities................................            --
------------------------------------------------------------------------------------------
   Total Liabilities....................................................       136,846
------------------------------------------------------------------------------------------
NET ASSETS..............................................................   $13,114,967
------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value......................................        13,286
  Paid-in-capital, in excess of par.....................................    13,146,287
  Undistributed (Distributions in excess of) net investment income......        43,294
  Accumulated net realized gain (loss) on investments...................       (72,842)
  Net unrealized appreciation (depreciation) on investments and foreign
   currencies...........................................................       (15,058)
------------------------------------------------------------------------------------------
  Net assets, June 30, 2001.............................................   $13,114,967
------------------------------------------------------------------------------------------
Net assets consist of
  Class I...............................................................   $13,114,967
------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (b)...........................................................     1,328,571
------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I...............................................................   $      9.87
------------------------------------------------------------------------------------------
(a)  Identified cost of investments.....................................   $13,130,824
(b)  Class I authorized shares..........................................    80,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                                                       SP Deutsche  SP Growth     SP INVESCO
                                                                          SP Davis    International   Asset      Small Company
                                                                            Value        Equity     Allocation      Growth
                                                                          Portfolio     Portfolio   Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)............ $39,168,719   $13,720,787  $17,969,194   $ 5,952,270
  Repurchase agreements (a).............................................   4,254,000     1,347,000           --     1,498,000
  Cash..................................................................       3,674        62,022           --         6,766
  Foreign currency, at value (b)........................................          --       319,021           --            --
  Receivable for capital stock sold.....................................     144,759        49,796       97,206        22,256
  Interest and dividends receivable.....................................      35,026        24,175           --           797
  Receivable for investments sold.......................................      17,459       592,319          458        19,326
  Due from manager......................................................          --        84,315           --            --
  Unrealized appreciation on forward foreign currency contracts.........          --        31,559           --            --
  Deferred expenses and other assets....................................       3,883         2,410           --         1,732
-------------------------------------------------------------------------------------------------------------------------------
   Total Assets.........................................................  43,627,520    16,233,404   18,066,858     7,501,147
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..................................................          --            --          458            --
  Payable for investments purchased.....................................   2,392,240     1,470,085       97,063       147,249
  Payable for capital stock repurchased.................................      75,811            10          143           283
  Management fee payable................................................      35,892            --        1,270         7,673
  Deferred directors' fees..............................................         650           600           --         1,200
  Withholding tax payable...............................................          25         1,333           --            --
  Outstanding options written (c).......................................          --        17,864           --            --
  Unrealized depreciation on forward foreign currency contracts.........          --         1,448           --            --
  Distribution fee payable..............................................          --            --           --            --
  Administration fee payable............................................          --            --           --            --
  Accrued expenses and other liabilities................................      20,863        41,142           --        26,586
-------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities....................................................   2,525,481     1,532,482       98,934       182,991
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS.............................................................. $41,102,039   $14,700,922  $17,967,924   $ 7,318,156
-------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value......................................      43,255        17,934       20,477         9,740
  Paid-in-capital, in excess of par.....................................  41,916,094    16,336,786   18,690,500     8,665,686
  Undistributed (Distributions in excess of) net investment income......      52,808        82,589       34,331        (9,323)
  Accumulated net realized gain (loss) on investments...................    (367,123)   (1,324,844)    (507,627)   (1,315,959)
  Net unrealized appreciation (depreciation) on investments and foreign
   currencies...........................................................    (542,995)     (411,543)    (269,757)      (31,988)
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001............................................. $41,102,039   $14,700,922  $17,967,924   $ 7,318,156
-------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I............................................................... $41,102,039   $14,700,922  $17,967,924   $ 7,318,156
  Class II..............................................................          --            --           --            --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (d)...........................................................   4,325,475     1,793,386    2,047,665       974,044
  Class II (e)..........................................................          --            --           --            --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I............................................................... $      9.50   $      8.20  $      8.77   $      7.51
  Class II..............................................................          --            --           --            --
-------------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments..................................... $43,965,718   $15,508,668  $18,238,951   $ 7,482,258
(b)  Identified cost of foreign currency................................ $        --   $   322,795  $        --   $        --
(c)  Premium received from options written.............................. $        --   $    24,770  $        --   $        --
(d)  Class I authorized shares..........................................  80,000,000    80,000,000   80,000,000    80,000,000
(e)  Class II authorized shares.........................................  20,000,000    20,000,000   20,000,000    20,000,000

                                                                          SP Jennison
                                                                         International
                                                                            Growth
                                                                           Portfolio
---------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)............  $16,754,357
  Repurchase agreements (a).............................................    2,775,000
  Cash..................................................................    1,640,411
  Foreign currency, at value (b)........................................        2,515
  Receivable for capital stock sold.....................................       60,010
  Interest and dividends receivable.....................................       11,485
  Receivable for investments sold.......................................      831,072
  Due from manager......................................................       13,240
  Unrealized appreciation on forward foreign currency contracts.........          109
  Deferred expenses and other assets....................................        3,312
---------------------------------------------------------------------------------------
   Total Assets.........................................................   22,091,511
---------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..................................................           --
  Payable for investments purchased.....................................      723,179
  Payable for capital stock repurchased.................................      997,687
  Management fee payable................................................           --
  Deferred directors' fees..............................................          600
  Withholding tax payable...............................................           --
  Outstanding options written (c).......................................           --
  Unrealized depreciation on forward foreign currency contracts.........           72
  Distribution fee payable..............................................        2,552
  Administration fee payable............................................        1,531
  Accrued expenses and other liabilities................................       28,037
---------------------------------------------------------------------------------------
   Total Liabilities....................................................    1,753,658
---------------------------------------------------------------------------------------
NET ASSETS..............................................................  $20,337,853
---------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value......................................       32,250
  Paid-in-capital, in excess of par.....................................   25,199,011
  Undistributed (Distributions in excess of) net investment income......       36,823
  Accumulated net realized gain (loss) on investments...................   (2,827,821)
  Net unrealized appreciation (depreciation) on investments and foreign
   currencies...........................................................   (2,102,410)
---------------------------------------------------------------------------------------
  Net assets, June 30, 2001.............................................  $20,337,853
---------------------------------------------------------------------------------------
Net assets consist of
  Class I...............................................................  $10,935,283
  Class II..............................................................    9,402,570
---------------------------------------------------------------------------------------
Shares Outstanding
  Class I (d)...........................................................    1,731,807
  Class II (e)..........................................................    1,493,241
---------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I...............................................................  $      6.31
  Class II..............................................................         6.30
---------------------------------------------------------------------------------------
(a)  Identified cost of investments.....................................  $18,856,828
(b)  Identified cost of foreign currency................................  $     2,557
(c)  Premium received from options written..............................  $        --
(d)  Class I authorized shares..........................................   80,000,000
(e)  Class II authorized shares.........................................   20,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001



                                                                    SP Large Cap SP MFS Capital     SP MFS      SP PIMCO
                                                                       Value     Opportunities  Mid-Cap Growth High Yield
                                                                     Portfolio     Portfolio      Portfolio    Portfolio
----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements,
   at value (a).................................................... $ 9,584,071   $ 5,464,963    $ 9,410,820   $22,387,188
  Repurchase agreements (a)........................................     701,000     1,119,000        516,000     2,097,000
  Cash.............................................................       7,713         7,644          5,731            --
  Foreign currency, at value (b)...................................          --            --             --            --
  Receivable for capital stock sold................................      52,679         9,729         42,889       127,249
  Due from broker -- variation margin..............................      11,125            --             --            --
  Interest and dividends receivable................................       7,999         3,601            211       443,236
  Due from manager.................................................       7,294        17,317          4,461            --
  Receivable for investments sold..................................          --        84,506        193,993            --
  Deferred expenses and other assets...............................       1,242         1,340          1,760         2,584
----------------------------------------------------------------------------------------------------------------------------
   Total Assets....................................................  10,373,123     6,708,100     10,175,865    25,057,257
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................          --            --             --        95,318
  Payable for investments purchased................................       2,812       151,881         20,730     1,878,143
  Payable for capital stock repurchased............................          11           445            221            --
  Deferred directors' fees.........................................         650         1,200          1,200           600
  Investments sold short, at value (c).............................          --            --             --            --
  Unrealized depreciation on interest rate swaps...................          --            --             --            --
  Due to broker  -- variation margin...............................          --            --             --            --
  Outstanding options written (d)..................................          --            --             --            --
  Management fee payable...........................................          --            --             --         7,671
  Withholding tax payable..........................................          --            26             --            --
  Accrued expenses and other liabilities...........................      23,665        27,912         26,225        39,250
----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities...............................................      27,138       181,464         48,376     2,020,982
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS......................................................... $10,345,985   $ 6,526,636    $10,127,489   $23,036,275
----------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.................................      10,314         8,114         11,355        23,228
  Paid-in-capital, in excess of par................................  10,371,914     7,458,316     10,814,628    23,380,870
  Undistributed (Distributions in excess of) net investment income.      24,441         1,891         (6,390)      341,606
  Accumulated net realized gain (loss) on investments..............    (109,136)     (326,856)        (3,403)     (280,338)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies..............................................      48,452      (614,829)      (688,701)     (429,091)
----------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................ $10,345,985   $ 6,526,636    $10,127,489   $23,036,275
----------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................... $10,345,985   $ 6,526,636    $10,127,489   $23,036,275
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (e)......................................................   1,031,431       811,396      1,135,535     2,322,765
----------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................... $     10.03   $      8.04    $      8.92   $      9.92
----------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments................................ $10,241,082   $ 7,198,792    $10,615,521   $24,913,279
(b)  Identified cost of foreign currency........................... $        --   $        --    $        --   $        --
(c)  Proceeds received from short sales............................ $        --   $        --    $        --   $        --
(d)  Premium received from options written......................... $        --   $        --    $        --   $        --
(e)  Class I authorized shares.....................................  80,000,000    80,000,000     80,000,000    80,000,000

                                                                      SP PIMCO
                                                                    Total Return
                                                                     Portfolio
---------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements,
   at value (a).................................................... $43,135,525
  Repurchase agreements (a)........................................  15,033,000
  Cash.............................................................       2,381
  Foreign currency, at value (b)...................................      16,124
  Receivable for capital stock sold................................     287,914
  Due from broker -- variation margin..............................          --
  Interest and dividends receivable................................     325,967
  Due from manager.................................................          --
  Receivable for investments sold..................................   2,055,503
  Deferred expenses and other assets...............................       9,299
---------------------------------------------------------------------------------
   Total Assets....................................................  60,865,713
---------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................          --
  Payable for investments purchased................................  14,939,905
  Payable for capital stock repurchased............................          22
  Deferred directors' fees.........................................         600
  Investments sold short, at value (c).............................   2,043,760
  Unrealized depreciation on interest rate swaps...................     119,276
  Due to broker  -- variation margin...............................      48,894
  Outstanding options written (d)..................................      60,510
  Management fee payable...........................................      29,629
  Withholding tax payable..........................................          --
  Accrued expenses and other liabilities...........................      19,685
---------------------------------------------------------------------------------
   Total Liabilities...............................................  17,262,281
---------------------------------------------------------------------------------
NET ASSETS......................................................... $43,603,432
---------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.................................      41,233
  Paid-in-capital, in excess of par................................  43,166,252
  Undistributed (Distributions in excess of) net investment income.     352,861
  Accumulated net realized gain (loss) on investments..............     173,835
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies..............................................    (130,749)
---------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................ $43,603,432
---------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................... $43,603,432
---------------------------------------------------------------------------------
Shares Outstanding
  Class I (e)......................................................   4,123,273
---------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................... $     10.57
---------------------------------------------------------------------------------
(a)  Identified cost of investments................................ $58,161,313
(b)  Identified cost of foreign currency........................... $    16,262
(c)  Proceeds received from short sales............................ $ 2,044,119
(d)  Premium received from options written......................... $    83,382
(e)  Class I authorized shares.....................................  80,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001



                                                                          SP Prudential   SP Small/Mid   SP Strategic
                                                                          U.S. Emerging    Cap Value   Partners Focused
                                                                         Growth Portfolio  Portfolio   Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)............   $13,528,013    $17,415,582    $ 8,307,549
  Repurchase agreements (a).............................................     1,149,000      4,180,000        671,000
  Cash..................................................................         4,840          5,787          7,564
  Receivable for investments sold.......................................       293,488      1,598,922        153,804
  Receivable for capital stock sold.....................................        60,462         91,990          3,101
  Due from manager......................................................        27,261             --         11,345
  Interest and dividends receivable.....................................         3,216         16,197          3,741
  Due from broker -- variation margin...................................            --         26,169             --
  Receivable for securities lending income..............................            --             --             --
  Deferred expenses and other assets....................................         1,940          1,876          1,915
------------------------------------------------------------------------------------------------------------------------
   Total Assets.........................................................    15,068,220     23,336,523      9,160,019
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..................................................            --             --             --
  Payable for investments purchased.....................................       447,136      4,418,432        249,238
  Payable for capital stock repurchased.................................        34,601         42,266          2,891
  Deferred directors' fees..............................................         1,500          1,225          1,250
  Collateral for securities on loan.....................................            --             --             --
  Management fee payable................................................            --          7,292             --
  Securities lending rebate payable.....................................            --             --             --
  Payable to securities lending agent...................................            --             --             --
  Distribution fee payable..............................................            --             --            102
  Withholding tax payable...............................................            --            211             71
  Administration fee payable............................................            --             --             61
  Accrued expenses and other liabilities................................        25,517         23,176         24,588
------------------------------------------------------------------------------------------------------------------------
   Total Liabilities....................................................       508,754      4,492,602        278,201
------------------------------------------------------------------------------------------------------------------------
NET ASSETS..............................................................   $14,559,466    $18,843,921    $ 8,881,818
------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value......................................        18,175         16,230         12,108
  Paid-in-capital, in excess of par.....................................    15,129,617     17,572,728     10,726,717
  Undistributed (Distributions in excess of) net investment income......        (8,535)        43,513         (4,199)
  Accumulated net realized gain (loss) on investments...................    (1,368,694)       318,205     (1,355,829)
  Net unrealized appreciation (depreciation) on investments and foreign
   currencies...........................................................       788,903        893,245       (496,979)
------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001.............................................   $14,559,466    $18,843,921    $ 8,881,818
------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I...............................................................   $14,559,466    $18,843,921    $ 8,491,771
  Class II..............................................................            --             --        390,047
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (b)...........................................................     1,817,506      1,622,976      1,157,524
  Class II (c)..........................................................            --             --         53,291
------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I...............................................................   $      8.01    $     11.61    $      7.34
  Class II..............................................................            --             --           7.32
------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments.....................................   $13,888,110    $20,734,900    $ 9,475,528
(b)  Class I authorized shares..........................................    80,000,000     80,000,000     80,000,000
(c)  Class II authorized shares.........................................    20,000,000     20,000,000     20,000,000


                                                                          Stock Index
                                                                           Portfolio
----------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)............ $4,152,617,861
  Repurchase agreements (a).............................................             --
  Cash..................................................................             --
  Receivable for investments sold.......................................        860,508
  Receivable for capital stock sold.....................................        436,015
  Due from manager......................................................             --
  Interest and dividends receivable.....................................      2,782,501
  Due from broker -- variation margin...................................        254,975
  Receivable for securities lending income..............................      1,543,168
  Deferred expenses and other assets....................................             --
----------------------------------------------------------------------------------------
   Total Assets.........................................................  4,158,495,028
----------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..................................................         53,695
  Payable for investments purchased.....................................        799,776
  Payable for capital stock repurchased.................................      2,079,722
  Deferred directors' fees..............................................          5,338
  Collateral for securities on loan.....................................    436,067,790
  Management fee payable................................................      2,237,656
  Securities lending rebate payable.....................................      1,403,973
  Payable to securities lending agent...................................         34,800
  Distribution fee payable..............................................             --
  Withholding tax payable...............................................             --
  Administration fee payable............................................             --
  Accrued expenses and other liabilities................................        737,829
----------------------------------------------------------------------------------------
   Total Liabilities....................................................    443,420,579
----------------------------------------------------------------------------------------
NET ASSETS.............................................................. $3,715,074,449
----------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value......................................      1,036,921
  Paid-in-capital, in excess of par.....................................  2,313,033,616
  Undistributed (Distributions in excess of) net investment income......      8,959,073
  Accumulated net realized gain (loss) on investments...................    140,835,367
  Net unrealized appreciation (depreciation) on investments and foreign currencies...........................................................  1,251,209,472
----------------------------------------------------------------------------------------
  Net assets, June 30, 2001............................................. $3,715,074,449
----------------------------------------------------------------------------------------
Net assets consist of
  Class I............................................................... $3,715,074,449
  Class II..............................................................             --
----------------------------------------------------------------------------------------
Shares Outstanding
  Class I (b)...........................................................    103,692,087
  Class II (c)..........................................................             --
----------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I............................................................... $        35.83
  Class II..............................................................             --
----------------------------------------------------------------------------------------
(a)  Identified cost of investments..................................... $2,899,678,470
(b)  Class I authorized shares..........................................    340,000,000
(c)  Class II authorized shares.........................................     10,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                                                                       SP Aggressive   SP AIM
                                                                              Money      Prudential    Growth Asset  Aggressive
                                                               Global        Market       Jennison      Allocation     Growth
                                                              Portfolio     Portfolio    Portfolio       Portfolio   Portfolio
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $   6,354,119           --  $   8,774,448    $   3,368   $   2,087
  Interest.................................................     2,454,527  $35,680,009      1,693,954           --       7,030
  Income from securities loaned, net.......................       435,852           --         42,033           --          --
--------------------------------------------------------------------------------------------------------------------------------
                                                                9,244,498   35,680,009     10,510,435        3,368       9,117
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................     4,089,292    2,652,536      7,895,764          719      19,877
  Distribution fee -- Class II.............................            --           --         27,404           --          --
  Administration fee -- Class II...........................            --           --         16,442           --          --
  Custodian's fees and expenses............................       247,900       19,000         59,500           --         100
  Shareholders' reports....................................       131,400      136,000        322,300           --         400
  Accounting fees..........................................        56,000       26,000         41,200           --      44,500
  Audit fee................................................        12,400       13,000         30,200           --       5,000
  Commitment fee on syndicated credit agreement............         8,400           --         21,300           --          --
  Transfer agent's fees and expenses.......................         3,800        4,000          5,200           --         600
  Directors' fees and expenses.............................         2,300        2,000          3,000           --       5,900
  Legal fees and expenses..................................         2,200        2,000          5,500           --         100
  Amortization of offering costs...........................            --           --             --           --       2,423
  Miscellaneous............................................         7,508        7,381         16,879           --           6
--------------------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................     4,561,200    2,861,917      8,444,689          719      78,906
  Less: custodian fee credit...............................       (23,617)     (12,843)       (39,477)          --         (32)
     expense subsidy.......................................            --           --             --           --     (56,515)
--------------------------------------------------------------------------------------------------------------------------------
   Net expenses............................................     4,537,583    2,849,074      8,405,212          719      22,359
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................     4,706,915   32,830,935      2,105,223        2,649     (13,242)
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................   (22,265,929)     205,373   (414,923,659)    (202,848)   (844,445)
   Foreign currencies......................................      (676,315)          --             --           --          --
--------------------------------------------------------------------------------------------------------------------------------
                                                              (22,942,244)     205,373   (414,923,659)    (202,848)   (844,445)
--------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (78,121,340)          --     36,509,319      (96,832)    373,460
   Foreign currencies......................................    (2,459,415)          --             --           --          --
--------------------------------------------------------------------------------------------------------------------------------
                                                              (80,580,755)          --     36,509,319      (96,832)    373,460
--------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES......  (103,522,999)     205,373   (378,414,340)    (299,680)   (470,985)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $ (98,816,084) $33,036,308  $(376,309,117)   $(297,031)  $(484,227)
--------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of:.................. $     617,775           --  $     120,891           --          --


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001



                                                              SP AIM   SP Alliance              SP Balanced
                                                            Growth and  Large Cap   SP Alliance    Asset    SP Conservative
                                                              Income     Growth     Technology  Allocation  Asset Allocation
                                                            Portfolio   Portfolio    Portfolio   Portfolio     Portfolio
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $  16,069  $    40,870   $   2,558   $  49,953      $ 45,491
  Interest.................................................     8,860       25,040      22,195          --            --
  Income from securities loaned, net.......................        --           --          --          --            --
-----------------------------------------------------------------------------------------------------------------------------
                                                               24,929       65,910      24,753      49,953        45,491
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................    23,961       56,222      34,467       2,196         1,417
  Accounting fees..........................................    41,100       44,100      41,000          --            --
  Directors' fees and expenses.............................     5,800        5,800       1,900          --            --
  Audit fee................................................     5,000        5,000       5,000          --            --
  Amortization of offering costs...........................     2,554        4,364       3,841          --            --
  Transfer agent's fees and expenses.......................       600        1,000         600          --            --
  Shareholders' reports....................................       400          700         600          --            --
  Custodian's fees and expenses............................       100          100         100          --            --
  Legal fees and expenses..................................       100          100         100          --            --
  Miscellaneous............................................        85           55         124          --            --
-----------------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................    79,700      117,441      87,732       2,196         1,417
  Less: custodian fee credit...............................       (75)        (176)       (579)         --            --
     expense subsidy.......................................   (51,507)     (48,723)    (48,769)         --            --
-----------------------------------------------------------------------------------------------------------------------------
   Net expenses............................................    28,118       68,542      38,384       2,196         1,417
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................    (3,189)      (2,632)    (13,631)     47,757        44,074
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................  (579,967)    (889,876)   (776,556)   (239,049)      (73,622)
   Options written.........................................     1,561           --          --          --            --
-----------------------------------------------------------------------------------------------------------------------------
                                                             (578,406)    (889,876)   (776,556)   (239,049)      (73,622)
-----------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (90,523)    (507,079)   (193,000)   (106,720)       (9,532)
-----------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES......  (668,929)  (1,396,955)   (969,556)   (345,769)      (83,154)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $(672,118) $(1,399,587)  $(983,187)  $(298,012)     $(39,080)
-----------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of................... $      89  $     1,165   $     269          --            --


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                                          SP Deutsche  SP Growth   SP INVESCO    SP Jennison
                                                             SP Davis    International   Asset    Small Company International
                                                               Value        Equity     Allocation    Growth        Growth
                                                             Portfolio     Portfolio   Portfolio    Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $   112,380   $   118,483  $  36,893    $   3,082    $    80,845
  Interest.................................................      70,930        33,754         --       21,813         79,094
------------------------------------------------------------------------------------------------------------------------------
                                                                183,310       152,237     36,893       24,895        159,939
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................      88,053        47,558      2,562       28,383         67,859
  Distribution fee -- Class II.............................          --            --         --           --          8,839
  Administration fee -- Class II...........................          --            --         --           --          5,304
  Accounting fees..........................................      41,100        57,500         --       43,400         55,000
  Amortization of offering costs...........................       7,732         4,824         --        3,475          6,590
  Audit fee................................................       4,900         5,900         --        5,000          5,900
  Directors' fees and expenses.............................       1,900         3,300         --        5,800          3,300
  Transfer agent's fees and expenses.......................       1,200         1,000         --          800          1,000
  Shareholders' reports....................................       1,200           800         --          600          1,100
  Custodian's fees and expenses............................         100        82,700         --          100         32,200
  Legal fees and expenses..................................         100           100         --          100            100
  Miscellaneous............................................          18             2         --           13             81
------------------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................     146,303       203,684      2,562       87,671        187,273
  Less: custodian fee credit...............................      (4,350)         (121)        --         (142)       (15,778)
     expense subsidy.......................................     (48,854)     (145,557)        --      (53,311)       (74,136)
------------------------------------------------------------------------------------------------------------------------------
   Net expenses............................................      93,099        58,006      2,562       34,218         97,359
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................      90,211        94,231     34,331       (9,323)        62,580
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................    (361,699)     (828,680)  (471,611)    (823,666)    (2,689,379)
   Options written.........................................          --       (37,621)        --           --             --
   Foreign currencies......................................          --       (47,245)        --           --         (3,137)
------------------------------------------------------------------------------------------------------------------------------
                                                               (361,699)     (913,546)  (471,611)    (823,666)    (2,692,516)
------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................    (906,231)     (613,481)  (229,483)     340,429     (1,318,283)
   Options written.........................................          --         6,906         --           --             --
   Foreign currencies......................................          --        26,630         --           --            327
------------------------------------------------------------------------------------------------------------------------------
                                                               (906,231)     (579,945)  (229,483)     340,429     (1,317,956)
------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES......  (1,267,930)   (1,493,491)  (701,094)    (483,237)    (4,010,472)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $(1,177,719)  $(1,399,260) $(666,763)   $(492,560)   $(3,947,892)
------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign witholding taxes of.................... $        34   $    13,793         --    $      17    $     7,460


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                            SP Large Cap SP MFS Capital     SP MFS      SP PIMCO    SP PIMCO
                                                               Value     Opportunities  Mid-Cap Growth High Yield Total Return
                                                             Portfolio     Portfolio      Portfolio    Portfolio   Portfolio
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................  $  41,835     $  15,541      $   3,131    $   4,922   $      --
  Interest.................................................     28,043        12,775         30,943      595,412     638,212
-------------------------------------------------------------------------------------------------------------------------------
                                                                69,878        28,316         34,074      600,334     638,212
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................     24,403        19,439         29,436       41,600      66,772
  Accounting fees..........................................     44,100        44,100         41,100       49,300      49,400
  Directors' fees and expenses.............................      5,800         5,800          5,800        3,300       3,300
  Audit fee................................................      5,000         4,900          4,900        5,000       5,000
  Amortization of offering costs...........................      2,486         2,686          3,516        5,153       6,656
  Transfer agent's fees and expenses.......................        600           700            700        1,000         900
  Shareholders' reports....................................        400           500            600          900       1,200
  Custodian's fees and expenses............................        100         6,200            100          100         100
  Legal fees and expenses..................................        100           100            100          100         100
  Miscellaneous............................................         60             5             84           90          32
-------------------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................     83,049        84,430         86,336      106,543     133,460
  Less: custodian fee credit...............................        (69)          (42)        (1,304)      (1,691)     (8,951)
     expense subsidy.......................................    (55,591)      (58,508)       (49,537)     (49,686)    (48,879)
-------------------------------------------------------------------------------------------------------------------------------
   Net expenses............................................     27,389        25,880         35,495       55,166      75,630
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................     42,489         2,436         (1,421)     545,168     562,582
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................     31,472      (309,768)        (3,403)    (277,285)    114,655
   Options written.........................................         --            --             --           --      14,097
   Futures.................................................    (83,364)           --             --           --     (18,034)
   Foreign currencies......................................         --         7,547             --           (3)     62,090
-------------------------------------------------------------------------------------------------------------------------------
                                                               (51,892)     (302,221)        (3,403)    (277,288)    172,808
-------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (154,891)     (385,519)      (456,030)    (433,637)   (364,622)
   Options written.........................................         --            --             --           --      23,898
   Futures.................................................     (5,185)           --             --           --     (51,199)
   Foreign currencies......................................         --            21             --           --      81,117
-------------------------------------------------------------------------------------------------------------------------------
                                                              (160,076)     (385,498)      (456,030)    (433,637)   (310,806)
-------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES.................................................   (211,968)     (687,719)      (459,433)    (710,925)   (137,998)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS............................................  $(169,479)    $(685,283)     $(460,854)   $(165,757)  $ 424,584
-------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign witholding taxes of....................  $     129     $     240             --           --          --


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001



                                                             SP Prudential   SP Small/Mid   SP Strategic
                                                             U.S. Emerging    Cap Value   Partners Focused  Stock Index
                                                            Growth Portfolio  Portfolio   Growth Portfolio   Portfolio
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................    $    9,779      $ 86,634     $    19,614    $  23,192,125
  Interest.................................................        24,132        33,661          15,099        1,485,279
  Income from securities loaned, net.......................            --            --              --          789,933
--------------------------------------------------------------------------------------------------------------------------
                                                                   33,911       120,295          34,713       25,467,337
--------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................        28,358        47,897          32,922        6,759,767
  Distribution fee -- Class II.............................            --            --             145               --
  Administration fee -- Class II...........................            --            --              87               --
  Accounting fees..........................................        42,000        47,000          47,200           57,000
  Directors' fees and expenses.............................         5,800         5,900           5,900            3,600
  Audit fee................................................         5,000         5,000           5,000           43,600
  Amortization of offering costs...........................         3,864         3,738           3,837               --
  Transfer agent's fees and expenses.......................         1,100         1,000             800            4,000
  Shareholders' reports....................................           700           600             600          467,600
  Custodian's fees and expenses............................           100           100             100           81,800
  Legal fees and expenses..................................           100           100             100            7,900
  Commitment fee on syndicated credit agreement............            --            --              --           28,300
  Miscellaneous............................................            67            84              93           24,002
--------------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................        87,089       111,419          96,784        7,477,569
  Less: custodian fee credit...............................           (91)         (207)           (105)         (12,313)
     expense subsidy.......................................       (44,552)      (55,535)        (59,645)              --
--------------------------------------------------------------------------------------------------------------------------
   Net expenses............................................        42,446        55,677          37,034        7,465,256
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................        (8,535)       64,618          (2,321)      18,002,081
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................      (996,761)      451,545      (1,071,209)     144,713,790
   Futures.................................................            --       (77,765)             --       (5,675,522)
   Foreign currencies......................................            --            (6)             --               --
--------------------------------------------------------------------------------------------------------------------------
                                                                 (996,761)      373,774      (1,071,209)     139,038,268
--------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................     1,081,489       299,749         428,428     (445,530,656)
   Futures.................................................            --        32,558              --          568,331
   Foreign currencies......................................            --             6              --               --
--------------------------------------------------------------------------------------------------------------------------
                                                                1,081,489       332,313         428,428     (444,962,325)
--------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES......        84,728       706,087        (642,781)    (305,924,057)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS.................................................    $   76,193      $770,705     $  (645,102)   $(287,921,976)
--------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of...................    $      102      $    623     $       541    $      99,446


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
                                 June 30, 2001



                                                             Global                           Money
                                                            Portfolio                    Market Portfolio
                                                 ------------------------------  -------------------------------
                                                   Six Months      Year Ended      Six Months      Year Ended
                                                 Ended June 30,   December 31,   Ended June 30,   December 31,
                                                      2001            2000            2001            2000
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $    4,706,915  $    3,411,553  $   32,830,935  $    72,363,053
  Net realized gain (loss) on investments and
   foreign currencies...........................    (22,942,244)    226,573,409         205,373            5,366
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies...................................    (80,580,755)   (486,613,702)             --               --
------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................................    (98,816,084)   (256,628,740)     33,036,308       72,368,419
------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I......................................       (852,492)     (3,379,900)    (32,830,935)     (72,363,053)
   Class II.....................................             --              --              --               --
------------------------------------------------------------------------------------------------------------------
                                                       (852,492)     (3,379,900)    (32,830,935)     (72,363,053)
------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I......................................             --      (6,475,476)             --               --
   Class II.....................................             --              --              --               --
------------------------------------------------------------------------------------------------------------------
                                                             --      (6,475,476)             --               --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I......................................   (228,950,076)    (89,602,571)       (205,373)          (5,366)
   Class II.....................................             --              --              --               --
------------------------------------------------------------------------------------------------------------------
                                                   (228,950,076)    (89,602,571)       (205,373)          (5,366)
------------------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND
 DISTRIBUTIONS..................................   (229,802,568)    (99,457,947)    (33,036,308)     (72,368,419)
------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold............................    261,150,481     547,420,822   1,012,219,195    1,211,944,319
  Capital stock issued in reinvestment of
   dividends and distributions..................    229,802,568      99,457,947      33,036,308       72,368,419
  Capital stock repurchased.....................   (320,360,130)   (406,972,968)   (866,846,044)  (1,381,590,206)
------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.............................    170,592,919     239,905,801     178,409,459      (97,277,488)
------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS......................................   (158,025,733)   (116,180,886)    178,409,459      (97,277,468)
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...........................  1,182,133,202   1,298,314,088   1,238,196,754    1,335,474,222
------------------------------------------------------------------------------------------------------------------
  End of period (b)............................. $1,024,107,469  $1,182,133,202  $1,416,606,213  $ 1,238,196,754
------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold...................................     12,781,935      19,006,291     101,221,919      121,194,483
  Shares issued in reinvestment of dividends
   and distributions............................     12,866,885       3,698,020       3,303,631        7,236,811
  Shares repurchased............................    (15,495,013)    (14,555,873)    (86,684,604)    (138,159,021)
------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING............................     10,153,807       8,148,438      17,840,946       (9,727,747)
------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................. $    6,979,905  $    3,125,482              --               --

                                                            Prudential
                                                        Jennison Portfolio
                                                 -------------------------------
                                                   Six Months      Year Ended
                                                 Ended June 30,   December 31,
                                                      2001            2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $    2,105,223  $       703,384
  Net realized gain (loss) on investments and
   foreign currencies...........................   (414,923,659)     369,567,025
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies...................................     36,509,319   (1,010,479,700)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................................   (376,309,117)    (640,209,291)
----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I......................................     (1,484,978)        (703,377)
   Class II.....................................            (10)              (7)
----------------------------------------------------------------------------------
                                                     (1,484,988)        (703,384)
----------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I......................................             --          (30,690)
   Class II.....................................             --               --
----------------------------------------------------------------------------------
                                                             --          (30,690)
----------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I......................................    (23,590,806)    (413,356,512)
   Class II.....................................       (258,609)      (1,617,246)
----------------------------------------------------------------------------------
                                                    (23,849,415)    (414,973,758)
----------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND
 DISTRIBUTIONS..................................    (25,334,403)    (415,707,832)
----------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold............................    234,339,655    1,068,099,635
  Capital stock issued in reinvestment of
   dividends and distributions..................     25,334,403      415,707,832
  Capital stock repurchased.....................   (307,592,187)    (292,509,262)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.............................    (47,918,129)   1,191,298,205
----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS......................................   (449,561,649)     135,381,082
----------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...........................  2,906,048,943    2,770,667,861
----------------------------------------------------------------------------------
  End of period (b)............................. $2,456,487,294  $ 2,906,048,943
----------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold...................................     10,896,661       32,459,159
  Shares issued in reinvestment of dividends
   and distributions............................      1,223,361       17,750,417
  Shares repurchased............................    (14,601,746)      (9,214,265)
----------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING............................     (2,481,724)      40,995,311
----------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................. $      589,579               --


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                              SP Aggressive Growth             SP AIM
                                                                Asset Allocation          Aggressive Growth
                                                                   Portfolio                  Portfolio
                                                           -------------------------  ------------------------
                                                                        September 22,             September 22,
                                                           Six Months     2000 (c)    Six Months    2000 (c)
                                                             Ended         through      Ended        through
                                                            June 30,    December 31,   June 30,   December 31,
                                                              2001          2000         2001         2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $     2,649   $      919   $  (13,242)  $   (3,252)
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (202,848)      18,925     (844,445)    (226,495)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................     (96,832)     (55,207)     373,460     (236,455)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................    (297,031)     (35,363)    (484,227)    (466,202)
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................          --         (928)          --           --
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................     (18,925)          --           --           --
----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (18,925)        (928)          --           --
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................   3,725,831    2,127,219    2,412,092    4,387,038
  Capital stock issued in reinvestment of dividends and
   distributions..........................................      18,925          928           --           --
  Capital stock repurchased...............................  (1,664,965)     (38,952)    (510,584)     (28,223)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................   2,079,791    2,089,195    1,901,508    4,358,815
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................   1,763,835    2,052,904    1,417,281    3,892,613
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   2,052,904           --    3,892,613           --
----------------------------------------------------------------------------------------------------------------
  End of period (b)....................................... $ 3,816,739   $2,052,904   $5,309,894   $3,892,613
----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................     435,136      224,138      324,673      455,536
  Shares issued in reinvestment of dividends and
   distributions..........................................       2,234          101           --           --
  Shares repurchased......................................    (195,770)      (4,153)     (69,427)      (3,116)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................     241,600      220,086      255,246      452,420
----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $     2,640           --           --           --
(c)  Commencement of operations.

                                                                     SP AIM
                                                               Growth and Income
                                                                   Portfolio
                                                           -------------------------
                                                                        September 22,
                                                           Six Months     2000 (c)
                                                             Ended         through
                                                            June 30,    December 31,
                                                              2001          2000
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $    (3,189)  $    2,120
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (578,406)    (139,216)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................     (90,523)    (374,392)
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................    (672,118)    (511,488)
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................          --       (2,736)
--------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................          --           --
--------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................          --       (2,736)
--------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................   5,325,886    5,031,361
  Capital stock issued in reinvestment of dividends and
   distributions..........................................          --        2,736
  Capital stock repurchased...............................  (1,427,965)    (213,617)
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................   3,897,921    4,820,480
--------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................   3,225,803    4,306,256
--------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   4,306,256           --
--------------------------------------------------------------------------------------
  End of period (b)....................................... $ 7,532,059   $4,306,256
--------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................     714,257      535,297
  Shares issued in reinvestment of dividends and
   distributions..........................................          --          327
  Shares repurchased......................................    (186,986)     (23,609)
--------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................     527,271      512,015
--------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of......          --           --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                                  SP Alliance                SP Alliance
                                                                Large Cap Growth              Technology
                                                                   Portfolio                  Portfolio
                                                           -------------------------  -------------------------
                                                                        September 22,              September 22,
                                                           Six Months     2000 (c)    Six Months     2000 (c)
                                                             Ended         through      Ended         through
                                                            June 30,    December 31,   June 30,    December 31,
                                                              2001          2000         2001          2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $    (2,632)  $    5,029   $   (13,631)  $     4,214
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (889,876)    (132,518)     (776,556)     (338,153)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................    (507,079)    (485,472)     (193,000)     (778,190)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................  (1,399,587)    (612,961)     (983,187)   (1,112,129)
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................        (861)      (4,628)           --        (4,214)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I................................................      (4,539)          --            --        (2,353)
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................          --           --            --            --
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (5,400)      (4,628)           --        (6,567)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  15,877,102    7,932,404     3,033,998     7,239,932
  Capital stock issued in reinvestment of dividends and
   distributions..........................................       5,400        4,628            --         6,567
  Capital stock repurchased...............................  (3,307,992)    (181,952)   (2,294,420)      (37,398)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................  12,574,510    7,755,080       739,578     7,209,101
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................  11,169,523    7,137,491      (243,609)    6,090,405
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   7,137,491           --     6,090,405            --
-----------------------------------------------------------------------------------------------------------------
  End of period (b)....................................... $18,307,014   $7,137,491   $ 5,846,796   $ 6,090,405
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................   1,961,677      854,557       439,941       803,032
  Shares issued in reinvestment of dividends and
   distributions..........................................         669          543            --           863
  Shares repurchased......................................    (408,379)     (20,510)     (341,601)       (4,270)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................   1,553,967      834,590        98,340       799,625
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of......          --   $      861            --            --
(c)  Commencement of operations.

                                                                  SP Balanced
                                                                Asset Allocation
                                                                   Portfolio
                                                           -------------------------
                                                                        September 22,
                                                           Six Months     2000 (c)
                                                             Ended         through
                                                            June 30,    December 31,
                                                              2001          2000
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $    47,757   $   15,613
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (239,049)      30,261
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................    (106,720)     (15,493)
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................    (298,012)      30,381
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................          --      (15,623)
--------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I................................................          --           --
--------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................     (30,251)          --
--------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (30,251)     (15,623)
--------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  20,279,930    3,852,954
  Capital stock issued in reinvestment of dividends and
   distributions..........................................      30,251       15,623
  Capital stock repurchased...............................  (4,482,629)    (180,278)
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................  15,827,552    3,688,299
--------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................  15,499,289    3,703,057
--------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   3,703,057           --
--------------------------------------------------------------------------------------
  End of period (b)....................................... $19,202,346   $3,703,057
--------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................   2,147,031      395,132
  Shares issued in reinvestment of dividends and
   distributions..........................................       3,215        1,600
  Shares repurchased......................................    (478,022)     (18,933)
--------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................   1,672,224      377,799
--------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $    47,747           --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)



                                                                SP Conservative
                                                                Asset Allocation            SP Davis Value
                                                                   Portfolio                  Portfolio
                                                           -------------------------  -------------------------
                                                                        September 22,              September 22,
                                                           Six Months     2000 (c)    Six Months     2000 (c)
                                                             Ended         through      Ended         through
                                                            June 30,    December 31,   June 30,    December 31,
                                                              2001          2000         2001          2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $    44,074   $   14,963   $    90,211   $    24,779
  Net realized gain (loss) on investments and foreign
   currencies.............................................     (73,622)      17,244      (361,699)       (5,424)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................      (9,532)      (5,526)     (906,231)      363,236
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................     (39,080)      26,681    (1,177,719)      382,591
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................        (780)     (14,963)      (42,033)      (21,008)
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................     (16,446)         (18)           --            --
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (17,226)     (14,981)      (42,033)      (21,008)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  14,172,553    1,879,553    34,555,744    12,738,572
  Capital stock issued in reinvestment of dividends and
   distributions..........................................      17,226       14,981        42,033        21,008
  Capital stock repurchased...............................  (2,912,228)     (12,512)   (5,102,031)     (295,118)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................  11,277,551    1,882,022    29,495,746    12,464,462
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................  11,221,245    1,893,722    28,275,994    12,826,045
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   1,893,722           --    12,826,045            --
-----------------------------------------------------------------------------------------------------------------
  End of period (b)....................................... $13,114,967   $1,893,722   $41,102,039   $12,826,045
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................   1,433,247      189,144     3,586,531     1,291,808
  Shares issued in reinvestment of dividends and
   distributions..........................................       1,750        1,498         4,411         2,135
  Shares repurchased......................................    (295,819)      (1,249)     (529,194)      (30,216)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................   1,139,178      189,393     3,061,748     1,263,727
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $    43,294           --   $    52,808   $     4,630
(c)  Commencement of operations.

                                                                  SP Deutsche
                                                              International Equity
                                                                   Portfolio
                                                           -------------------------
                                                                        September 22,
                                                           Six Months     2000 (c)
                                                             Ended         through
                                                            June 30,    December 31,
                                                              2001          2000
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $    94,231   $    8,501
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (913,546)    (419,348)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................    (579,945)     168,402
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................  (1,399,260)    (242,445)
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................     (12,647)          --
--------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................          --           --
--------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (12,647)          --
--------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  10,614,359    8,167,733
  Capital stock issued in reinvestment of dividends and
   distributions..........................................      12,647           --
  Capital stock repurchased...............................  (2,274,766)    (164,699)
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................   8,352,240    8,003,034
--------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................   6,940,333    7,760,589
--------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   7,760,589           --
--------------------------------------------------------------------------------------
  End of period (b)....................................... $14,700,922   $7,760,589
--------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................   1,234,022      840,111
  Shares issued in reinvestment of dividends and
   distributions..........................................       1,474           --
  Shares repurchased......................................    (264,532)     (17,689)
--------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................     970,964      822,422
--------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $    82,589   $    1,005
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)



                                                                  SP Growth              SP INVESCO Small
                                                               Asset Allocation           Company Growth
                                                                  Portfolio                  Portfolio
                                                          -------------------------  ------------------------
                                                                       September 22,             September 22,
                                                          Six Months     2000 (c)    Six Months    2000 (c)
                                                            Ended         through      Ended        through
                                                           June 30,    December 31,   June 30,   December 31,
                                                             2001          2000         2001         2000
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................... $    34,331   $   13,673   $   (9,323)  $   (1,345)
  Net realized gain (loss) on investments and foreign
   currencies............................................    (471,611)      16,053     (823,666)    (492,293)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies.................    (229,483)     (40,274)     340,429     (372,417)
---------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............................    (666,763)     (10,548)    (492,560)    (866,055)
---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I...............................................      (3,452)     (10,221)          --           --
   Class II..............................................          --           --           --           --
---------------------------------------------------------------------------------------------------------------
                                                               (3,452)     (10,221)          --           --
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I...............................................     (52,069)          --           --           --
   Class II..............................................          --           --           --           --
---------------------------------------------------------------------------------------------------------------
                                                              (52,069)          --           --           --
---------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS.....................     (55,521)     (10,221)          --           --
---------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold.....................................  20,316,543    4,701,137    3,021,252    6,359,959
  Capital stock issued in reinvestment of dividends
   and distributions.....................................      55,521       10,221           --           --
  Capital stock repurchased..............................  (5,585,778)    (786,667)    (671,763)     (32,677)
---------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS............................................  14,786,286    3,924,691    2,349,489    6,327,282
---------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................  14,064,002    3,903,922    1,856,929    5,461,227
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period....................................   3,903,922           --    5,461,227           --
---------------------------------------------------------------------------------------------------------------
  End of period (b)...................................... $17,967,924   $3,903,922   $7,318,156   $5,461,227
---------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold............................................   2,258,530      491,279      414,285      655,705
  Shares issued in reinvestment of dividends and
   distributions.........................................       6,217        1,079           --           --
  Shares repurchased.....................................    (627,214)     (82,226)     (91,955)      (3,991)
---------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING............................................   1,637,533      410,132      322,330      651,714
---------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of..... $    34,331   $    3,452           --           --
(c)  Commencement of operations.

                                                                  SP Jennison
                                                             International Growth
                                                                   Portfolio
                                                          --------------------------
                                                                        September 22,
                                                           Six Months     2000 (c)
                                                             Ended         through
                                                            June 30,    December 31,
                                                              2001          2000
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................... $     62,580  $      7,879
  Net realized gain (loss) on investments and foreign
   currencies............................................   (2,692,516)     (161,753)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies.................   (1,317,956)     (784,454)
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............................   (3,947,892)     (938,328)
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I...............................................      (11,128)           --
   Class II..............................................       (2,354)           --
--------------------------------------------------------------------------------------
                                                               (13,482)           --
--------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I...............................................           --            --
   Class II..............................................           --            --
--------------------------------------------------------------------------------------
                                                                    --            --
--------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS.....................      (13,482)           --
--------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold.....................................  106,469,740    21,964,625
  Capital stock issued in reinvestment of dividends
   and distributions.....................................       13,482            --
  Capital stock repurchased..............................  (92,497,559)  (10,712,733)
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS............................................   13,985,663    11,251,892
--------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................   10,024,289    10,313,564
--------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period....................................   10,313,564            --
--------------------------------------------------------------------------------------
  End of period (b)...................................... $ 20,337,853  $ 10,313,564
--------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold............................................   15,005,208     2,424,832
  Shares issued in reinvestment of dividends and
   distributions.........................................        1,876            --
  Shares repurchased.....................................  (12,996,080)   (1,210,788)
--------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING............................................    2,011,004     1,214,044
--------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of..... $     36,823            --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                              SP Large Cap                   SP MFS Capital
                                                                 Value                        Opportunities
                                                               Portfolio                        Portfolio
                                                       -------------------------------  ------------------------------
                                                                        September 22,                   September 22,
                                                       Six Months         2000 (c)      Six Months        2000 (c)
                                                         Ended             through        Ended            through
                                                        June 30,        December 31,     June 30,       December 31,
                                                          2001              2000           2001             2000
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................ $    42,489       $   12,883     $    2,436       $    3,376
  Net realized gain (loss) on investments and
   foreign currencies.................................     (51,892)         (57,244)      (302,221)         (23,269)
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.........................................    (160,076)         208,528       (385,498)        (229,331)
------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................    (169,479)         164,167       (685,283)        (249,224)
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I............................................     (18,048)         (12,883)          (980)          (4,523)
------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I............................................          --           (1,667)            --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I............................................          --               --             --               --
------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..................     (18,048)         (14,550)          (980)          (4,523)
------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..................................   6,925,197        3,778,320      3,886,799        4,616,987
  Capital stock issued in reinvestment of dividends
   and distributions..................................      18,048           14,550            980            4,523
  Capital stock repurchased...........................    (285,374)         (66,846)      (928,653)        (113,990)
------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.........................................   6,657,871        3,726,024      2,959,126        4,507,520
------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............   6,470,344        3,875,641      2,272,863        4,253,773
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.................................   3,875,641               --      4,253,773               --
------------------------------------------------------------------------------------------------------------------------
  End of period (b)................................... $10,345,985       $3,875,641     $6,526,636       $4,253,773
------------------------------------------------------------------------------------------------------------------------
(a) TRANSACTIONS IN SHARES OF COMMON
  STOCK:
  Shares sold.........................................     686,710          376,522        456,534          476,666
  Shares issued in reinvestment of dividends and
   distributions......................................       1,812           1,436             117             507
  Shares repurchased..................................     (28,391)         (6,658)       (110,327)        (12,101)
------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.........................................     660,131          371,300        346,324          465,072
------------------------------------------------------------------------------------------------------------------------
(b) Includes undistributed net investment income of... $    24,441               --     $    1,891       $      435
(c) Commencement of operations.

                                                             SP MFS Mid-Cap
                                                                 Growth
                                                               Portfolio
                                                       -------------------------------
                                                                        September 22,
                                                       Six Months         2000 (c)
                                                         Ended             through
                                                        June 30,        December 31,
                                                          2001              2000
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................ $    (1,421)      $   11,984
  Net realized gain (loss) on investments and
   foreign currencies.................................      (3,403)          69,979
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.........................................    (456,030)        (232,671)
----------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................    (460,854)        (150,708)
----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I............................................      (7,215)         (10,065)
----------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I............................................          --               --
----------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I............................................     (34,886)         (35,093)
----------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..................     (42,101)         (45,158)
----------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..................................   5,838,104        5,924,143
  Capital stock issued in reinvestment of dividends
   and distributions..................................      42,101           45,158
  Capital stock repurchased...........................    (860,666)        (162,530)
----------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.........................................   5,019,539        5,806,771
----------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............   4,516,584        5,610,905
----------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.................................   5,610,905               --
----------------------------------------------------------------------------------------
  End of period (b)................................... $10,127,489       $5,610,905
----------------------------------------------------------------------------------------
(a) TRANSACTIONS IN SHARES OF COMMON
  STOCK:
  Shares sold.........................................     647,585          590,493
  Shares issued in reinvestment of dividends and
   distributions......................................       4,790       4,694
  Shares repurchased..................................     (95,947)    (16,080)
----------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.........................................     556,428          579,107
----------------------------------------------------------------------------------------
(b) Includes undistributed net investment income of...          --       $    2,246
(c) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                              SP PIMCO High Yield             SP PIMCO Total Return
                                                                   Portfolio                        Portfolio
                                                           -------------------------        -------------------------
                                                                            September 22,                    September 22,
                                                           Six Months         2000 (c)      Six Months         2000 (c)
                                                             Ended             through        Ended             through
                                                            June 30,        December 31,     June 30,        December 31,
                                                              2001              2000           2001              2000
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $   545,168       $  126,302     $   562,582       $   112,643
  Net realized gain (loss) on investments and
   foreign currencies.....................................    (277,288)           7,037         172,808            91,920
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.............................................    (433,637)           4,546        (310,806)          180,057
------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS.........................    (165,757)         137,885         424,584           384,620
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................    (209,254)        (121,134)       (224,206)         (100,145)
------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net realized capital gains
   Class I................................................          --           (3,050)             --                --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................          --           (7,037)        (79,053)          (10,653)
------------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................    (209,254)        (131,221)       (303,259)         (110,798)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  17,368,569        7,980,735      37,325,266        10,622,951
  Capital stock issued in reinvestment of dividends
   and distributions......................................     209,254          131,221         303,259           110,798
  Capital stock repurchased...............................  (2,129,166)        (155,991)     (4,858,587)         (295,402)
------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................  15,448,657        7,955,965      32,769,938        10,438,347
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS....................................................  15,073,646        7,962,629      32,891,263        10,712,169
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   7,962,629               --      10,712,169                --
------------------------------------------------------------------------------------------------------------------------------
  End of period (b)....................................... $23,036,275       $7,962,629     $43,603,432       $10,712,169
------------------------------------------------------------------------------------------------------------------------------
(a) TRANSACTIONS IN SHARES OF COMMON
  STOCK:
  Shares sold.............................................   1,719,375          797,610       3,522,882         1,047,848
  Shares issued in reinvestment of dividends and
   distributions..........................................      21,158          13,096           28,882           10,654
  Shares repurchased......................................    (212,792)        (15,682)        (458,179)         (28,814)
------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................   1,527,741          795,024       3,093,585         1,029,688
------------------------------------------------------------------------------------------------------------------------------
(b) Includes undistributed net investment income of....... $   341,606       $    5,692     $   352,861       $    14,485
(c) Commencement of operations.

                                                                 SP Prudential
                                                              U.S. Emerging Growth
                                                                   Portfolio
                                                           -------------------------
                                                                        September 22,
                                                           Six Months     2000 (c)
                                                             Ended         through
                                                            June 30,    December 31,
                                                              2001          2000
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $    (8,535)  $    5,307
  Net realized gain (loss) on investments and
   foreign currencies.....................................    (996,761)    (371,933)
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.............................................   1,081,489     (292,586)
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS.........................      76,193     (659,212)
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................          --       (5,850)
--------------------------------------------------------------------------------------
  Distributions in excess of net realized capital gains
   Class I................................................          --           --
--------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................          --           --
--------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................          --       (5,850)
--------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  11,068,399    7,170,363
  Capital stock issued in reinvestment of dividends
   and distributions......................................          --        5,850
  Capital stock repurchased...............................  (2,952,608)    (143,669)
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................   8,115,791    7,032,544
--------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS....................................................   8,191,984    6,367,482
--------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   6,367,482           --
--------------------------------------------------------------------------------------
  End of period (b)....................................... $14,559,466   $6,367,482
--------------------------------------------------------------------------------------
(a) TRANSACTIONS IN SHARES OF COMMON
  STOCK:
  Shares sold.............................................   1,434,750      775,872
  Shares issued in reinvestment of dividends and
   distributions..........................................          --          710
  Shares repurchased......................................    (376,996)     (16,830)
--------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................   1,057,754      759,752
--------------------------------------------------------------------------------------
(b) Includes undistributed net investment income of.......          --           --
(c) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A17

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                                                    SP Strategic Partners
                                                         SP Small/Mid Cap Value         Focused Growth
                                                               Portfolio                  Portfolio
                                                       -------------------------  -------------------------
                                                                    September 22,              September 22,
                                                       Six Months     2000 (c)    Six Months     2000 (c)
                                                         Ended         through      Ended         through
                                                        June 30,    December 31,   June 30,    December 31,
                                                          2001          2000         2001          2000
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................ $    64,618   $   18,231   $    (2,321)  $     2,510
  Net realized gain (loss) on investments and
   foreign currencies.................................     373,774      (55,569)   (1,071,209)     (284,620)
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.........................................     332,313      560,932       428,428      (925,407)
-------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................     770,705      523,594      (645,102)   (1,207,517)
-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I............................................     (38,228)      (1,460)       (2,385)       (2,442)
   Class II...........................................          --           --            (1)           --
-------------------------------------------------------------------------------------------------------------
                                                           (38,228)      (1,460)       (2,386)       (2,442)
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I............................................          --           --            --            --
   Class II...........................................          --           --            --            --
-------------------------------------------------------------------------------------------------------------
                                                                --           --            --            --
-------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..................     (38,228)      (1,460)       (2,386)       (2,442)
-------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..................................  13,481,171    5,845,936     4,092,214     7,077,871
  Capital stock issued in reinvestment of dividends
   and distributions..................................      38,228        1,460         2,386         2,442
  Capital stock repurchased...........................  (1,551,025)    (226,460)     (416,303)      (19,345)
-------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.........................................  11,968,374    5,620,936     3,678,297     7,060,968
-------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS................................................  12,700,851    6,143,070     3,030,809     5,851,009
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.................................   6,143,070           --     5,851,009            --
-------------------------------------------------------------------------------------------------------------
  End of period (b)................................... $18,843,921   $6,143,070   $ 8,881,818   $ 5,851,009
-------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.........................................   1,208,729      573,027       531,120       738,511
  Shares issued in reinvestment of dividends and
   distributions......................................       3,530          137           311           310
  Shares repurchased..................................    (141,007)     (21,400)      (57,106)       (2,331)
-------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.........................................   1,071,252      551,764       474,325       736,490
-------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed (overdistributed) net
     investment income of............................. $    43,513   $   17,123            --   $       508
(c)  Commencement of operations.

                                                                 Stock Index
                                                                  Portfolio
                                                       ------------------------------

                                                         Six Months
                                                           Ended         Year Ended
                                                          June 30,      December 31,
                                                            2001            2000
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................ $   18,002,081  $   37,882,299
  Net realized gain (loss) on investments and
   foreign currencies.................................    139,038,268     161,135,662
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.........................................   (444,962,325)   (616,928,958)
---------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................   (287,921,976)   (417,910,997)
---------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I............................................     (9,043,008)    (38,198,091)
   Class II...........................................             --              --
---------------------------------------------------------------------------------------
                                                           (9,043,008)    (38,198,091)
---------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I............................................    (13,532,817)   (147,427,094)
   Class II...........................................             --              --
---------------------------------------------------------------------------------------
                                                          (13,532,817)   (147,427,094)
---------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..................    (22,575,825)   (185,625,185)
---------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..................................    166,923,953     422,421,211
  Capital stock issued in reinvestment of dividends
   and distributions..................................     22,575,825     185,625,185
  Capital stock repurchased...........................   (349,961,302)   (473,493,960)
---------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.........................................   (160,461,524)    134,552,436
---------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS................................................   (470,959,325)   (468,983,746)
---------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.................................  4,186,033,774   4,655,017,520
---------------------------------------------------------------------------------------
  End of period (b)................................... $3,715,074,449  $4,186,033,774
---------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.........................................      4,506,702       9,767,456
  Shares issued in reinvestment of dividends and
   distributions......................................        621,923       4,767,690
  Shares repurchased..................................     (9,724,591)    (10,971,202)
---------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.........................................     (4,595,966)      3,563,944
---------------------------------------------------------------------------------------
(b)  Includes undistributed (overdistributed) net
     investment income of............................. $    8,959,073              --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A18

                       THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                               GLOBAL PORTFOLIO

June 30, 2001 (Unaudited)



       LONG-TERM INVESTMENTS -- 85.9%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS -- 85.9%                  ---------- --------------
       Australia -- 3.7%
         BHP Billiton, Ltd....................  3,558,167 $   19,122,059
         Commonwealth Bank of Australia.......  1,042,700     18,183,334
                                                          --------------
                                                              37,305,393
                                                          --------------
       Brazil -- 0.9%
         Embraer-Empresa Brasileira de
          Aeronautica SA (ADR)................    237,300      9,266,565
                                                          --------------
       Canada -- 0.5%
         Alcan, Inc...........................    127,300      5,349,146
                                                          --------------
       Finland -- 1.6%
         Nokia Oy.............................    736,000     16,720,714
                                                          --------------
       France -- 4.5%
         Altran Technologies SA...............     54,300      2,534,493
         Legrand SA(b)........................     35,545      6,805,284
         Publicis SA..........................    162,390      3,941,431
         Societe Television Francaise 1.......    299,310      8,753,166
         TotalFinaElf SA......................    170,923     23,991,901
                                                          --------------
                                                              46,026,275
                                                          --------------
       Republic of Germany -- 2.6%
         Deutsche Boerse AG(b)................    268,720      9,509,653
         Deutsche Post AG.....................    467,000      7,490,440
         Muenchener Rueckversicherungs
          -Gesellschaft AG....................     32,600      9,107,645
                                                          --------------
                                                              26,107,738
                                                          --------------
       Hong Kong -- 3.2%
         China Merchants Holdings
          International Co., Ltd.............. 12,444,600      9,493,118
         China Mobile, Ltd.(a)................  3,494,800     18,415,144
         Li & Fung, Ltd.......................  3,067,800      5,034,403
                                                          --------------
                                                              32,942,665
                                                          --------------
       Italy -- 4.3%
         Banca Popolare di Verona(a)..........    277,330      2,631,282
         Bulgari SpA..........................  1,225,800     12,868,205
         Intesa BCI SpA.......................  3,695,300     13,077,189
         Riunione Adriatica di Sicurta SpA(b)     728,400      8,975,635
         Tod's SpA............................    146,300      5,847,818
                                                          --------------
                                                              43,400,129
                                                          --------------
       Japan -- 6.4%
         Mitsubishi Corp......................  1,260,000     10,157,622
         Nintendo Co., Ltd....................    136,400     24,836,803
         Nippon Television Network Corp.......     15,640      3,788,778
         ORIX Corp............................    119,600     11,637,172
         Sanyo Electric Co., Ltd..............  2,413,000     15,252,428
                                                          --------------
                                                              65,672,803
                                                          --------------
       Korea -- 0.5%
         Hynix Semiconductor, Inc. GDR(a)(b)..    479,000      5,161,225
                                                          --------------
       Mexico -- 2.2%
         America Movil SA de CV
          (Class "L" Shares) (ADR)............    402,300      8,391,978
         Telefonos de Mexico SA de CV (Class
          "L" Shares) (ADR)...................    402,300     14,116,707
                                                          --------------
                                                              22,508,685
                                                          --------------

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                            ---------- --------------
        Netherlands -- 4.5%
          Gucci Group.........................    137,700 $   11,376,235
          ING Groep NV........................    371,600     24,345,665
          VNU NV..............................    315,663     10,715,497
                                                          --------------
                                                              46,437,397
                                                          --------------
        Spain -- 1.4%
          Banco Santander Central Hispano SA..  1,153,400     10,473,513
          Industria de Diseno Textil SA(a)....    248,000      3,967,269
                                                          --------------
                                                              14,440,782
                                                          --------------
        Sweden -- 2.4%
          Skanska AB (Class "B" Shares)(b)....  2,559,200     24,256,701
                                                          --------------
        United Kingdom -- 4.8%
          COLT Telecom Group PLC(a)...........    735,300      5,113,583
          Exel PLC............................    550,200      5,906,688
          GKN PLC.............................  1,226,160     11,820,264
          Matalan PLC(a)......................    458,663      3,215,666
          Vodafone Group PLC.................. 10,532,454     23,447,999
                                                          --------------
                                                              49,504,200
                                                          --------------
        United States -- 42.4%
          Alcoa, Inc..........................    106,300      4,188,220
          American Home Products Corp.........    433,500     25,333,740
          AOL Time Warner, Inc.(a)............    839,750     44,506,750
          BEA Systems, Inc.(a)(b).............     38,700      1,188,477
          CIENA Corp.(a)......................     31,700      1,204,600
          Cisco Systems, Inc.(a)..............    495,900      9,025,380
          Citigroup, Inc......................    880,300     46,515,052
          Coach, Inc.(a)......................    149,000      5,669,450
          Comcast Corp. (Class "A" Shares)(a).    357,400     15,511,160
          Electronic Arts, Inc.(a)............    328,000     18,991,200
          EMC Corp.(a)........................    462,800     13,444,340
          Goldman Sachs Group, Inc............    107,700      9,240,660
          Home Depot, Inc.....................    186,900      8,700,195
          J. P. Morgan Chase & Co.............    328,600     14,655,560
          Juniper Networks, Inc.(a)(b)........     82,300      2,559,530
          Marriott International, Inc.
           (Class "A" Shares)(b)..............    151,500      7,172,010
          Microsoft Corp.(a)..................    115,200      8,409,600
          Omnicom Group, Inc.(b)..............    310,300     26,685,800
          Oracle Corp.(a).....................    709,000     13,471,000
          Pfizer, Inc.........................    332,800     13,328,640
          Pharmacia Corp......................    439,500     20,195,025
          SCI Systems, Inc.(a)................    218,700      5,576,850
          Solectron Corp.(a)(b)...............    893,000     16,341,900
          Starwood Hotels & Resorts
           Worldwide, Inc.....................    145,100      5,409,328
          Sun Microsystems, Inc.(a)...........    395,900      6,223,548
          Target Corp.........................    678,800     23,486,480
          Texas Instruments, Inc..............    352,400     11,100,600
          USA Networks, Inc.(a)...............  1,181,700     33,087,600
          Viacom, Inc. (Class "B" Shares)(a)..    351,700     18,200,475
          Wal-Mart Stores, Inc................    102,300      4,992,240
                                                          --------------
                                                             434,415,410
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $892,592,527).............................    879,515,828
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

June 30, 2001 (Unaudited)


                                  Moody's       Principal
                                  Rating         Amount       Value
                                (Unaudited)       (000)      (Note 2)
                                    ----------- --------- --------------
           SHORT-TERM INVESTMENTS -- 16.2%
           COMMERCIAL PAPER -- 6.5%
             Market Street Funding Corp.(c),
              3.82%, 07/18/01..     P-1          $ 5,000  $    4,990,981
             Qwest Capital Funding, Inc.(c),
              4.12%, 07/20/01..     P-1            8,900       8,880,647
             Reed Elsevier, Inc.(c),
              4.00%, 07/26/01..     P-1           10,000       9,972,222
              4.00%, 07/27/01..     P-1           25,000      24,927,778
             Sprint Capital Corp.(c),
              4.33%, 07/26/01..     P-1            1,900       1,894,287
              4.15%, 08/27/01..     P-1            4,000       3,973,716
             Tennessee Gas & Pipeline(c),
              4.05%, 08/28/01..     P-1            2,861       2,842,332
             UBS Finance, Inc.(c),
              4.25%, 07/02/01..     P-1            9,109       9,107,925
                                                          --------------
           TOTAL COMMERCIAL PAPER........................     66,589,888
                                                          --------------
           TIME DEPOSIT
             Canadian Imperial Bank of
              Commerce(c),
              4.00%, 07/02/01..     P-1              456         456,000
                                                          --------------
           U. S. GOVERNMENT OBLIGATIONS -- 7.1%
             United States Treasury Bills,
              3.55% 09/06/01 (d)............     20,000      19,867,768
              3.56%, 09/27/01 (d)...........     53,000      52,538,782
                                                          --------------

              TOTAL U. S. GOVERNMENT OBLIGATIONS..     72,406,550
                                                   --------------
              REPURCHASE AGREEMENT -- 2.6%
                Joint Repurchase Agreement
                 Account,
                 3.97%, 07/02/01 (Note 5).. 26,254     26,254,000
                                                   --------------
              TOTAL SHORT-TERM INVESTMENTS
               (cost $165,706,438)................    165,706,438
                                                   --------------
              TOTAL INVESTMENTS -- 102.1%
               (cost $1,058,298,965; Note 6)......  1,045,222,266
                                                   --------------
              UNREALIZED APPRECIATION ON FORWARD
               FOREIGN CURRENCY CONTRACTS (e).....
              LIABILITIES IN EXCESS OF OTHER              541,252
                ASSETS -- (2.1)%................     (21,656,049)
                                                   --------------
              TOTAL NET ASSETS -- 100.0%.......... $1,024,107,469
                                                   ==============

The following abbreviations are used in portfolio descriptions:

                AB  Aktiebolag (Swedish Stock Company)
                ADR American Depository Receipt
                AG Aktiengesellschaft (German Stock Company) GDR Global Depository Receipt
                NV  Naamloze Vennootschap (Dutch Corporation)
                Oy  Osakehio (Finnish Corporation)
                PLC Public Limited Company (British Corporation)
                SA  Sociedad Anonima (Spanish Corporation) or
                    Societe Anonyme (French Corporation)
                SpA Societa per Azioni (Italian Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $64,783,388; cash collateral of $66,655,675 was received with which the portfolio purchased securities.

(c)Represents security purchased with cash collateral received for securities of loan.

(d)Rate quoted represents yield-to-maturity as of purchase date.

(e)Outstanding forward currency contracts as of June 30, 2001 was as follows.

                                  Value at
          Foreign Currency       Settlement    Current   Appreciation/
          Contract                  Date        Value    Depreciation
          ----------------       ----------- ----------- -------------
          Purchased:
            Eurodollars
             expiring 7/2/01     $25,473,000 $25,422,572   $(50,428)
          Sold:
            Japanese Yen
             expiring 7/2/01       3,927,027   3,936,040     (9,013)
             expiring 10/10/01    13,823,645  13,638,140    185,505
             expiring 10/23/01    12,609,104  12,193,916    415,188
                                 ----------- -----------   --------
                                  30,359,776  29,768,096    591,680
                                 ----------- -----------   --------
                                                           $541,252
                                                           ========

The industry classification of portfolio of holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2001 were as follows:

                 Media................................  13.1%
                 Financial Services...................  13.1%
                 Telecommunications...................   8.8%
                 Electronics..........................   7.6%
                 Retail...............................   7.3%
                 U.S. Treasury Obligations............   7.1%
                 Computer Software & Services.........   6.9%
                 Commercial Paper.....................   6.5%
                 Pharmaceuticals......................   5.8%
                 Commercial Banking...................   4.3%
                 Advertising..........................   3.0%
                 Repurchase Agreements................   2.6%
                 Construction.........................   2.4%
                 Oil & Gas Services...................   2.3%
                 Metal & Minerals.....................   1.9%
                 Transport Services...................   1.3%
                 Hotel/Motel..........................   1.2%
                 Automobiles & Manufacturing..........   1.2%
                 Diversified Operations...............   1.0%
                 Manufacturing........................   0.9%
                 Aluminum.............................   0.9%
                 Aerospace/Defense....................   0.9%
                 Electrical Equipment.................   0.7%
                 Apparel..............................   0.6%
                 Distribution/Wholesalers.............   0.5%
                 Engineering..........................   0.2%
                 Time Deposit.........................   0.0%
                                                       -----
                                                       102.1%
                 Liabilities in excess of other assets  (2.1)%
                                                       -----
                                                       100.0%
                                                       =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                            MONEY MARKET PORTFOLIO

June 30, 2001 (Unaudited)



                                                           Principal
                                         Interest Maturity  Amount       Value
                                           Rate     Date     (000)      (Note 2)
                                         -------- -------- --------- --------------
Bank Notes -- 1.8%
  Bank One N.A.......................... 4.05125% 07/20/01  $10,000  $   10,003,675
  Bank One N.A..........................   4.517% 07/24/01    5,000       5,003,098
  Comerica Bank, N.A.................... 4.03125% 07/06/01    6,000       6,000,005
  First National Bank Chicago, IL (a)...    4.18% 08/20/01    4,500       4,500,764
                                                                     --------------
                                                                         25,507,542
                                                                     --------------
Certificates of Deposit-Canadian -- 3.2%
  Royal Bank of Canada..................    5.07% 02/13/02   25,000      24,990,681
  Toronto-Dominion Bank.................    4.00% 08/16/01   20,000      20,000,000
                                                                     --------------
                                                                         44,990,681
                                                                     --------------
Certificates of Deposit-Domestic -- 4.1%
  Chase Manhattan Bank..................    3.80% 09/12/01   50,000      50,000,000
  First Tennessee Bank N.A..............    4.30% 07/24/01    8,000       8,000,000
                                                                     --------------
                                                                         58,000,000
                                                                     --------------
Certificates of Deposit-Yankee -- 25.5%
  Banca Intesa SpA......................    4.68% 07/10/01   42,000      41,999,780
  Bank of Nova Scotia...................    4.39% 05/03/02   20,000      19,998,373
  Bayerische Hypotheken und Vereinsbank.    4.05% 08/16/01   30,000      30,000,000
  BNP Paribas...........................    3.78% 12/14/01   20,000      20,000,000
  Commerzbank AG........................    3.95% 08/21/01   20,000      19,997,481
  Deutsche Bank AG......................    4.73% 07/31/01   20,000      20,032,471
  Dexia Bank NY.........................    3.80% 09/13/01    4,000       4,000,000
  Dexia Bank NY.........................    4.11% 07/05/02   25,000      25,000,000
  Dresdner Bank AG......................    5.07% 02/06/02   25,000      24,995,642
  Landesbank Baden Capital..............    4.69% 07/17/01    3,000       2,999,960
  Merita Bank PLC.......................    5.26% 08/01/01    2,000       2,000,017
  Merita Bank PLC.......................   4.735% 09/20/01   10,000      10,000,000
  Norddeutsche Landesbank...............    4.40% 07/20/01   30,000      30,000,000
  Societe Generale......................    4.03% 08/08/01   50,000      50,000,000
  Svenska Handelsbanken.................    7.06% 07/20/01   17,000      17,013,807
  Svenska Handelsbanken.................    5.00% 02/07/02   10,000      10,000,000
  Svenska Handelsbanken.................    4.11% 07/08/02   18,000      18,000,000
  UBS AG................................    4.25% 05/16/02   15,000      15,000,000
                                                                     --------------
                                                                        361,037,531
                                                                     --------------
Certificates of Deposit-Euro -- 5.4%
  Abbey National Treasury Services PLC..    4.23% 08/02/01   40,000      40,017,464
  Banca Commercial Italiana.............    4.70% 07/10/01    7,000       7,000,000
  Banca Intesa SpA......................    3.85% 09/10/01   10,000      10,003,281
  Bayerische Vereinsbank................    5.31% 07/02/01   20,000      20,000,029
                                                                     --------------
                                                                         77,020,774
                                                                     --------------
Commercial Paper -- 42.6%
  Banc One Financial Corp...............    3.90% 07/27/01   25,000      24,929,583
  Bank One Australia, Ltd...............    3.97% 08/13/01    1,700       1,691,939
  BHF Finance, Inc......................    3.79% 12/03/01   21,953      21,594,770
  Black Forest Funding Corp.............    3.85% 07/17/01   21,335      21,298,493
  Blue Ridge Asset Funding..............    3.95% 07/12/01    7,030       7,021,515
  Bradford & Bingley Building Society...    3.95% 08/14/01   10,000       9,951,722
  Bradford & Bingley Building Society...    3.91% 08/17/01   20,322      20,218,262
  Brahms Funding Corp...................    4.04% 07/16/01    6,000       5,989,900
  Brahms Funding Corp...................    4.00% 07/19/01   11,000      10,978,000
  British Aerospace Systems Holdings....    4.85% 07/26/01   15,000      14,949,479
  Caisse Nationale Des Caisses..........    3.96% 08/06/01   18,500      18,426,740
  Caisse Nationale Des Caisses..........    3.94% 08/14/01   20,000      19,903,689
  Clipper Receivables Corp..............    3.88% 07/13/01    8,000       7,989,653
  Commerzbank U.S. Finance..............    4.59% 09/19/01   10,000       9,898,000
  Corporate Asset Funding Co., Inc......    3.80% 07/27/01   25,000      24,931,389
  Den Danske Corp.......................    3.79% 11/21/01   15,000      14,774,179
  Enterprise Funding Corp...............    3.75% 08/28/01    7,344       7,299,630
  Falcon Asset Securitization Corp......    3.79% 07/27/01   64,190      64,014,298
  Ford Motor Credit Co..................    3.96% 07/27/01   24,690      24,619,387

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

June 30, 2001 (Unaudited)


                                                                                                Principal
                                                                              Interest Maturity  Amount       Value
                                                                                Rate     Date     (000)      (Note 2)
                                                                              -------- -------- --------- --------------
Commercial Paper (cont'd.)
  Forrestal Funding Master Trust.............................................    3.77% 07/27/01  $25,000  $   24,931,930
  General Electric Capital Corp..............................................    3.70% 08/16/01   20,152      20,056,726
  Intrepid Funding Master Trust..............................................    4.72% 07/06/01   10,000       9,993,444
  Lone Star Funding LLC......................................................    3.95% 07/18/01    7,000       6,986,943
  Nationwide Building Society................................................    3.82% 11/26/01   12,146      11,955,254
  Nordbanken N.A., Inc.......................................................    5.02% 07/30/01   11,558      11,511,261
  Old Line Funding Corp......................................................    3.88% 07/16/01    6,000       5,990,300
  PACCAR Financial Corp......................................................    3.72% 09/12/01    5,300       5,260,020
  San Paolo US Financial Co..................................................    4.26% 07/06/01   15,100      15,091,066
  Sheffield Receivables Corp.................................................    3.73% 07/25/01   10,000       9,975,133
  Sheffield Receivables Corp.................................................    3.70% 07/26/01   14,494      14,456,759
  Societe Generale N.A., Inc.................................................    5.12% 07/09/01   20,000      19,977,244
  Sony Capital Corp..........................................................    4.00% 07/26/01   10,000       9,972,222
  Spintab SwedMortgage.......................................................    3.96% 08/20/01   15,000      14,917,500
  Swedbank, Inc..............................................................    3.74% 08/15/01    8,400       8,360,730
  Swedbank, Inc..............................................................    4.00% 09/05/01    1,900       1,886,067
  Sweetwater Capital Corp....................................................    3.77% 07/27/01    2,278       2,271,798
  Sweetwater Capital Corp....................................................    3.67% 08/22/01    1,377       1,369,700
  Telstra Corp., Ltd.........................................................    4.26% 07/31/01    8,000       7,971,600
  Telstra Corp., Ltd.........................................................    3.96% 08/07/01    6,000       5,975,580
  Tulip Funding Corp.........................................................    4.28% 07/23/01    4,000       3,989,538
  Tyco International Group SA................................................    3.74% 09/17/01    6,325       6,273,747
  UBS Finance Del LLC........................................................    4.00% 09/06/01    2,000       1,985,111
  Unilever N.V.(a)...........................................................    3.97% 09/07/01   26,000      26,000,000
  Verizon Network Fund Corp..................................................    4.17% 08/10/01   25,855      25,735,205
                                                                                                          --------------
                                                                                                             603,375,506
                                                                                                          --------------
Other Corporate Obligations -- 15.7%
  Allstate Life Insurance (cost $7,000,000; purchased 4/30/01)(a)(b)......... 4.48375% 08/01/01    7,000       7,000,000
  Associates Corp. N.A....................................................... 4.91875% 07/03/01   14,000      14,002,860
  Bank One Corp..............................................................    4.53% 07/26/01    5,000       5,005,755
  Bank One Corp.............................................................. 4.25375% 06/20/01    6,000       6,003,566
  Bishop's Gate Residential Mortgage Trust................................... 4.00125% 07/20/01    5,000       5,000,000
  CIT Group, Inc............................................................. 4.69375% 07/16/01    4,000       3,999,773
  FCC National Bank..........................................................    4.14% 08/15/01    3,000       3,001,853
  GE Capital Assurance....................................................... 3.93125% 07/20/01    8,000       8,000,000
  Goldman Sachs Group L.P....................................................    4.13% 07/16/01   45,000      45,000,000
  Merrill Lynch & Co., Inc.(a)...............................................    3.99% 07/16/01    1,000       1,000,018
  Merrill Lynch & Co., Inc.(a)............................................... 4.39375% 08/01/01    3,000       3,001,665
  Merrill Lynch & Co., Inc.(a)...............................................    4.86% 07/16/01    4,000       4,002,329
  Merrill Lynch & Co., Inc.(a)............................................... 3.95125% 07/11/01   18,000      17,997,047
  Merrill Lynch & Co., Inc.(a)............................................... 3.88813% 09/10/01   15,000      15,000,000
  Metropolitan Life Insurance (Cost $9,000,000; purchased 2/6/01)(a)(b)...... 4.39375% 08/01/01    9,000       9,000,000
  Morgan Stanley Group, Inc.(a)..............................................  5.1225% 06/18/01    8,000       8,007,088
  Morgan Stanley Group, Inc.(a)..............................................  4.1475% 06/15/01   25,000      25,000,000
  Restructured Asset Securities -- Racers 2000(a)............................    4.02% 07/13/01   15,000      15,000,000
  Short Term Repackaged Asset Trust (cost $15,000,000; purchased 9/11/00)(b).    4.00% 07/18/01    9,000       9,000,000
  Strategic Money Market Trust 2000..........................................    3.91% 09/13/01    3,000       3,000,000
  Travelers Group, Inc. (cost $8,000,000; purchased 7/6/00)(a)(b)............  4.8538% 07/06/01    8,000       8,000,000
  United of Omaha (cost $2,000,000; purchased 12/4/00)(a)....................  4.0925% 09/05/01    2,000       2,000,000
  US Bancorp................................................................. 4.28125% 07/18/01    5,000       5,007,652
                                                                                                          --------------
                                                                                                             222,029,606
                                                                                                          --------------
U. S. Government Obligation -- 0.9%
 Federal National Mortgage Association.......................................   6.625% 01/15/02   12,840      13,015,553
                                                                                                          --------------
TOTAL INVESTMENT -- 99.2%
 (amortized cost $1,404,977,193; (c))....................................................................  1,404,977,193
                                                                                                          --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%............................................................     11,629,020
                                                                                                          --------------
TOTAL NET ASSETS -- 100.0%............................................................................... $1,416,606,213
                                                                                                          ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

June 30, 2001 (Unaudited)



The following abbreviations are used in portfolio descriptions:

               AG.. Aktiengesellschaft (German Stock Company) LLC. Limited Liability Company
               L.P. Limited Partnership
               N.A. National Association
               N.V. Naamloze Vennootschap (Dutch Corporation) PLC Public Limited Company (British Corporation) SpA Societa per Azioni (Italian Corporation)

(a)Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2001.
(b)Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $41,000,000 and represents 1.0% of net assets.
(c)The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

  The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2001 was as follows:

                      Commercial Banks............  58.1%
                      Asset Backed Securities.....  13.7%
                      Security Brokers & Dealers..   8.5%
                      Life Insurance..............   2.9%
                      Bank Holding Company U.S....   2.9%
                      Phone Company Communications   2.8%
                      Motor Vehicle Parts.........   2.2%
                      Food & Kindred Products.....   1.9%
                      Short Term Business Credit..   1.7%
                      Aircraft & Parts............   1.1%
                      Mortgage Bankers............   1.1%
                      Federal Credit Agencies.....   1.0%
                      Personal Credit Institution.   1.0%
                      Phone Records...............   0.7%
                      General Industrial Machinery   0.4%
                                                   -----
                                                   100.0%


                                      B5

                         PRUDENTIAL JENNISON PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 98.5%                         Value
                                          Shares      (Note 2)
COMMON STOCKS                            --------- --------------
Advertising -- 1.4%
  Omnicom Group, Inc....................   392,500 $   33,755,000
                                                   --------------
Aerospace -- 0.6%
  Northrop Grumman Corp.................   194,400     15,571,440
                                                   --------------
Banks and Savings & Loans -- 1.1%
  Bank One Corp.........................   785,100     28,106,580
                                                   --------------
Commercial Services -- 0.7%
  Concord EFS, Inc.(a)..................   312,800     16,268,728
                                                   --------------
Computers -- 6.2%
  Dell Computer Corp.(a)................ 1,588,000     41,526,200
  EMC Corp.(a)..........................   752,900     21,871,745
  International Business Machines Corp.
   (IBM)................................   505,300     57,098,900
  Sun Microsystems, Inc.(a)............. 1,960,000     30,811,200
                                                   --------------
                                                      151,308,045
                                                   --------------
Computer Software & Services -- 8.3%
  ASM Lithography Holding NV
   (Netherlands)(a).....................   895,000     19,929,325
  Cisco Systems, Inc.(a)................ 2,092,600     38,085,320
  Microsoft Corp.(a).................... 1,444,400    105,441,200
  Oracle Corp.(a)....................... 1,151,800     21,884,200
  VERITAS Software Corp.(a).............   263,600     17,537,308
                                                   --------------
                                                      202,877,353
                                                   --------------
Diversified Operations -- 5.1%
  General Electric Co................... 2,067,400    100,785,750
  Tyco International Ltd................   458,700     24,999,150
                                                   --------------
                                                      125,784,900
                                                   --------------
Drugs & Medical Supplies -- 15.7%
  Abbott Laboratories...................   860,000     41,288,600
  American Home Products Corp........... 1,282,600     74,955,144
  Amgen, Inc.(a)........................ 1,056,400     64,102,352
  Baxter International, Inc.............   383,700     18,801,300
  Genetech, Inc.(a).....................   734,700     40,481,970
  Johnson & Johnson.....................   577,000     28,850,000
  Pfizer, Inc........................... 1,313,900     52,621,695
  Pharmacia Corp........................ 1,020,594     46,896,294
  Sepracor, Inc.(a).....................   449,900     17,906,020
                                                   --------------
                                                      385,903,375
                                                   --------------
Electronics -- 4.6%
  Applied Materials, Inc.(a)............   253,900     12,466,490
  Intel Corp............................ 1,271,100     37,179,675
  STMicroelectronics NV, ADR
   (Switzerland)(b).....................   219,400      7,459,600
  Texas Instruments, Inc................ 1,766,500     55,644,750
                                                   --------------
                                                      112,750,515
                                                   --------------
Exchange-Traded Funds -- 1.0%
  Nasdaq-100 Index Tracking Stock(a)....   557,000     25,454,900
                                                   --------------
Financial Services -- 12.7%
  American Express Co...................   996,500     38,664,200
  Citigroup, Inc........................ 2,092,200    110,551,848
  Goldman Sachs Group, Inc..............   327,700     28,116,660
  Household International, Inc..........   479,100     31,955,970
  J.P. Morgan Chase & Co.(a)............   397,300     17,719,580

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Financial Services (cont'd.)
          Merrill Lynch & Co., Inc.............   813,200 $   48,182,100
          Morgan Stanley Dean Witter & Co......   571,240     36,690,745
                                                          --------------
                                                             311,881,103
                                                          --------------
        Food & Beverage -- 2.4%
          PepsiCo, Inc......................... 1,349,100     59,630,220
                                                          --------------
        Insurance -- 3.9%
          American International Group, Inc....   799,037     68,717,182
          Hartford Financial Services Group,
           Inc. (The)..........................   404,800     27,688,320
                                                          --------------
                                                              96,405,502
                                                          --------------
        Internet Services -- 0.6%
          eBay, Inc.(a)........................   215,700     14,773,293
                                                          --------------
        Leisure -- 0.8%
          Starwood Hotels & Resorts Worldwide,
           Inc.(a).............................   546,500     20,373,520
                                                          --------------
        Manufacturing -- 1.1%
          Minnesota Mining and Manufacturing
           Co. (3M)............................   234,700     26,779,270
                                                          --------------
        Media -- 10.8%
          AOL Time Warner, Inc.(a)............. 1,110,200     58,840,600
          AT&T Corp. Liberty Media Group
           (Class "A" Stock)(a)................ 3,489,400     61,029,606
          Knight-Ridder, Inc...................   136,000      8,064,800
          New York Times Co. (The)
           (Class "A" Stock)(b)................   274,000     11,508,000
          Pearson PLC, ADR (United
           Kingdom)(a).........................   503,200      8,569,496
          Tribune Co...........................    30,100      1,204,301
          Univision Communications, Inc.(a)....   863,500     36,940,530
          Viacom, Inc.(a)...................... 1,504,119     77,838,158
                                                          --------------
                                                             263,995,491
                                                          --------------
        Oil & Gas Services -- 4.3%
          Halliburton Co....................... 1,453,400     51,741,040
          Schlumberger, Ltd.................... 1,036,900     54,592,785
                                                          --------------
                                                             106,333,825
                                                          --------------
        Retail -- 11.6%
          BJ's Wholesale Club, Inc.(a).........   108,000      5,752,080
          Home Depot, Inc...................... 1,919,700     89,362,035
          Kohl's Corp.(a)...................... 1,220,000     76,530,600
          Target Corp.......................... 1,021,200     35,333,520
          Tiffany & Co......................... 1,120,000     40,566,400
          Wal-Mart Stores, Inc.................   770,400     37,595,520
                                                          --------------
                                                             285,140,155
                                                          --------------
        Semiconductor Equipment -- 1.1%
          KLA-Tencor Corp.(a)..................   220,500     12,892,635
          Novellus Systems, Inc.(a)............   241,300     13,703,427
                                                          --------------
                                                              26,596,062
                                                          --------------
        Telecommunications -- 4.5%
          Nokia Corp. ADR (Finland)............ 2,089,300     46,048,172
          NTL, Inc.(a).........................   344,500      4,151,225
          Qwest Communications International,
           Inc.(a).............................   782,800     24,947,836

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

June 30, 2001 (Unaudited)


                                                             Value
        COMMON STOCKS                          Shares       (Note 2)
        (Continued)                           ---------- --------------
        Telecommunications (cont'd.)
          Vodafone Air Touch Group PLC, ADR
           (United Kingdom)..................  1,527,481 $   34,139,201
                                                         --------------
                                                            109,286,434
                                                         --------------
        TOTAL COMMON STOCKS
         (cost $2,500,647,249)..........................  2,418,975,711
                                                         --------------

                                              Principal
                                               Amount
                                                (000)
        LONG TERM BONDS                       ----------
        U.S. Government Obligation
          United States Treasury Bond,
           8.13%, 08/15/19(c)(cost $128,538). $      101        128,538
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $2,500,775,787)..........................  2,419,104,249
                                                         --------------

                                               Principal
                                                Amount       Value
        SHORT-TERM                               (000)      (Note 2)
        INVESTMENT -- 2.4%                     --------- --------------
        Repurchase Agreement
          Joint Repurchase Agreement Account,
           3.97%, 07/02/01
           (cost $60,479,000; Note 5).........  $60,479  $   60,479,000
                                                         --------------
        TOTAL INVESTMENTS -- 100.9%
         (cost $2,561,254,787; Note 6)..................  2,479,583,249
                                                         --------------
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (0.9)%...............................    (23,095,955)
                                                         --------------
        NET ASSETS -- 100.0%............................ $2,456,487,294
                                                         ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $131,648; cash collateral of $131,648 was received with which the portfolio purchased securities.

(c)Represents securities purchased with cash collateral received for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

June 30, 2001 (Unaudited)


      LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                      Shares   (Note 2)
      MUTUAL FUNDS                                    ------- ----------
        Prudential Jennison Portfolio................  18,980 $  375,800
        SP Alliance Large Cap Growth Portfolio.......  48,494    371,945
        SP Davis Value Portfolio.....................  80,535    765,083
        SP Deutsche International Equity Portfolio...  81,543    667,834
        SP Jennison International Growth Portfolio... 105,242    665,129
        SP Prudential U.S. Emerging Growth Portfolio.  61,065    489,130
        SP Small/Mid Cap Value Portfolio.............  41,562    482,123
                                                              ----------
      TOTAL INVESTMENTS -- 100.0%
       (cost $3,969,083; Note 6).............................  3,817,044
                                                              ----------
      LIABILITIES IN EXCESS OF OTHER ASSETS..................       (305)
                                                              ----------
      NET ASSETS -- 100.0%................................... $3,816,739
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

                      SP AIM AGGRESSIVE GROWTH PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 94.8%                      Value
                                           Shares  (Note 2)
COMMON STOCKS                              ------ -----------
Apparel -- 2.6%
  Jones Apparel Group, Inc.(a)............ 1,310  $    56,592
  Quiksilver, Inc.(a)..................... 1,730       43,250
  Vans, Inc.(a)........................... 1,730       40,655
                                                  -----------
                                                      140,497
                                                  -----------
Banks and Savings & Loans -- 1.5%
  Greater Bay Bancorp.....................   540       13,489
  Southwest Bancorp of Texas, Inc.(a)..... 1,170       35,346
  TCF Financial Corp......................   670       31,028
                                                  -----------
                                                       79,863
                                                  -----------
Chemicals -- 0.9%
  OM Group, Inc...........................   830       46,687
                                                  -----------
Commercial Services -- 10.2%
  Catalina Marketing Corp.(a).............   420       12,814
  Concord EFS, Inc.(a).................... 1,730       89,977
  Corporate Executive Board Co. (The)(a).. 1,040       43,680
  DiamondCluster International, Inc.
   (Class "A" Stock)(a)................... 2,240       28,515
  Fiserv, Inc.(a)......................... 1,380       88,293
  Iron Mountain, Inc.(a)..................   670       30,043
  Jacobs Engineering Group, Inc.(a).......   540       35,224
  Plexus Corp.(a).........................   690       22,770
  Professional Detailing, Inc.(a).........   200       18,400
  SEI Investments Co...................... 1,450       68,730
  Tetra Tech, Inc.(a)..................... 3,800      103,360
                                                  -----------
                                                      541,806
                                                  -----------
Computers -- 1.5%
  CDW Computer Centers, Inc.(a)........... 2,070       82,200
                                                  -----------
Computer Services -- 7.4%
  Aspen Technology, Inc.(a)............... 1,090       26,378
  Black Box Corp.(a)......................   400       26,944
  Extreme Networks, Inc.(a)...............   830       24,485
  Inforte Corp.(a)........................   690        8,439
  Jack Henry & Associates, Inc............ 3,860      119,660
  National Instruments Corp.(a)........... 1,040       33,748
  Secure Computing Corp.(a)............... 1,170       18,381
  SonicWALL, Inc.(a)...................... 2,070       52,185
  SunGard Data Systems, Inc.(a)........... 2,760       82,827
                                                  -----------
                                                      393,047
                                                  -----------
Construction -- 1.5%
  Dycom Industries, Inc.(a)...............   800       18,344
  Insituform Technologies, Inc.
   (Class "A" Stock)(a)................... 1,380       50,370
  Simpson Manufacturing Co., Inc.(a)......    200      12,100
                                                  -----------
                                                       80,814
                                                  -----------
Distribution/Wholesale -- 0.5%
  Fastenal Co.............................   400       24,792
                                                  -----------
Drugs & Medical Supplies -- 4.2%
  Biosite Diagnostics, Inc.(a)............   550       24,640
  Cambrex Corp............................   270       13,657
  CIMA Labs, Inc.(a)......................   310       24,335
  Cytyc Corp.(a).......................... 1,000       23,050
  Laboratory Corp. of America Holdings(a).   410       31,529

                                                               Value
       COMMON STOCKS                                  Shares  (Note 2)
       (Continued)                                    ------ -----------
       Drugs & Medical Supplies (cont'd.)
         Medicis Pharmaceutical Corp.
          (Class "A" Stock)(a).......................   430  $    22,790
         Patterson Dental Co.(a).....................   420       13,860
         Quest Diagnostics, Inc.(a)..................   400       29,940
         Techne Corp.(a).............................   350       11,375
         Varian Medical Systems, Inc.................   390       27,885
                                                             -----------
                                                                 223,061
                                                             -----------
       Education -- 2.0%
         Apollo Group, Inc. (Class "A'' Stock)(a).... 1,380       58,581
         DeVry, Inc.(a).............................. 1,380       49,846
                                                             -----------
                                                                 108,427
                                                             -----------
       Electronics -- 7.8%
         Alpha Industries, Inc.(a)................... 1,730       51,121
         Broadcom Corp.(a)...........................   500       21,380
         EMCORE Corp.(a).............................   450       13,838
         Gentex Corp.(a).............................   870       24,247
         Intersil Corp. (Class "A" Stock)(a).........   670       24,388
         Jabil Circuit, Inc.(a)......................   830       25,614
         Micrel, Inc.(a).............................   670       22,110
         Microchip Technology, Inc.(a)............... 1,070       35,770
         PerkinElmer, Inc............................   520       14,316
         Pixelworks, Inc.(a)......................... 1,380       49,321
         Polycom, Inc.(a)............................   800       18,472
         QLogic Corp.(a).............................   690       44,470
         Semtech Corp.(a)............................   320        9,600
         Tektronix, Inc.(a).......................... 1,000       27,150
         Vishay Intertechnology, Inc.(a).............   530       12,190
         Zoran Corp.(a)..............................   670       19,912
                                                             -----------
                                                                 413,899
                                                             -----------
       Entertainment -- 0.1%
         International Speedway Corp.
          (Class "A" Stock)..........................   120        5,040
                                                             -----------
       Financial Services -- 6.3%
         Affiliated Managers Group, Inc.(a)..........   690       42,435
         AmeriCredit Corp.(a)........................ 1,040       54,028
         Eaton Vance Corp............................ 1,040       36,192
         Federated Investors, Inc. (Class "B" Stock).   670       21,574
         Investment Technology Group, Inc.(a)........ 1,040       52,302
         Investors Financial Services Corp...........   690       46,230
         LaBranche & Co., Inc.(a)....................   370       10,730
         Legg Mason, Inc.............................   540       26,870
         Waddell & Reed Financial, Inc.
          (Class "A" Stock).......................... 1,380       43,815
                                                             -----------
                                                                 334,176
                                                             -----------
       Gaming -- 0.5%
         International Game Technology(a)............   470       29,492
                                                             -----------
       Gas Pipelines -- 1.9%
         Kinder Morgan, Inc..........................   900       45,225
         The Shaw Group, Inc.(a)..................... 1,380       55,338
                                                             -----------
                                                                 100,563
                                                             -----------
       Hospitals/Healthcare Management -- 9.0%
         Apria Healthcare Group, Inc.(a)............. 1,930       55,680
         Eclipsys Corp.(a)...........................   670       18,827

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

June 30, 2000 (Unaudited)


                                                               Value
        COMMON STOCKS                                 Shares  (Note 2)
        (Continued)                                   ------ ----------
        Hospitals/Healthcare Management (cont'd.)
          Express Scripts, Inc. (Class "A" Stock)(a). 1,340  $   73,740
          First Health Group Corp.(a)................ 2,720      65,606
          Health Management Associates, Inc.
           (Class "A" Stock)(a)...................... 1,340      28,194
          HEALTHSOUTH Corp.(a).......................   970      15,491
          LifePoint Hospitals, Inc.(a)...............   970      42,952
          Lincare Holdings, Inc.(a).................. 1,660      49,816
          McKesson HBOC, Inc.........................   690      25,613
          Province Healthcare Co.(a)................. 1,040      36,702
          RehabCare Group, Inc.(a)...................   830      40,006
          Triad Hospitals, Inc.(a)...................   900      26,523
                                                             ----------
                                                                479,150
                                                             ----------
        Human Resources -- 1.7%
          Hall, Kinion & Associates, Inc.(a)......... 1,620      13,057
          On Assignment, Inc.(a).....................   300       5,400
          Robert Half International, Inc.(a)......... 2,880      71,683
                                                             ----------
                                                                 90,140
                                                             ----------
        Insurance -- 1.4%
          ACE, Ltd................................... 1,040      40,654
          HCC Insurance Holdings, Inc................ 1,340      32,830
                                                             ----------
                                                                 73,484
                                                             ----------
        Manufacturing -- 0.2%
          Power-One, Inc.(a).........................   600       9,984
                                                             ----------
        Media -- 1.7%
          Hispanic Broadcasting Corp.(a)............. 1,010      28,977
          Macrovision Corp.(a).......................   540      36,990
          Univision Communications, Inc.
           (Class "A" Stock)(a)......................   550      23,529
                                                             ----------
                                                                 89,496
                                                             ----------
        Oil & Gas Exploration & Production -- 0.6%
          Newfield Exploration Co.(a)................   670      21,480
          Stone Energy Corp.(a)......................   190       8,417
                                                             ----------
                                                                 29,897
                                                             ----------
        Oil & Gas Services -- 6.8%
          Cal Dive International, Inc.(a)............ 1,340      32,964
          Cooper Cameron Corp.(a).................... 1,040      58,032
          Core Laboratories NV(a).................... 1,210      22,688
          Hanover Compressor Co.(a).................. 1,620      53,606
          Marine Drilling Cos., Inc.(a).............. 1,730      33,060
          National-Oilwell, Inc.(a).................. 1,730      46,364
          Patterson Energy, Inc.(a).................. 2,760      49,321
          Pride International, Inc.(a)............... 2,070      39,330
          Varco International, Inc.(a)............... 1,340      24,937
                                                             ----------
                                                                360,302
                                                             ----------
        Restaurants -- 3.5%
          CBRL Group, Inc............................   760      12,882
          CEC Entertainment, Inc.(a)................. 1,350      66,622
          Jack in the Box, Inc.(a)...................   970      25,317
          Sonic Corp.(a)............................. 1,550      49,182
          Starbucks Corp.(a)......................... 1,340      30,820
                                                             ----------
                                                                184,823
                                                             ----------

                                                                Value
       COMMON STOCKS                                   Shares  (Note 2)
       (Continued)                                     ------ ----------
       Retail -- 10.1%
         99 Cents Only Stores(a)......................   400  $   11,980
         Abercrombie & Fitch Co. (Class "A" Stock)(a)  2,760     122,820
         American Eagle Outfitters, Inc.(a)........... 2,760      97,263
         BJ's Wholesale Club, Inc.(a).................   270      14,380
         Dollar General Corp.......................... 2,070      40,365
         Dollar Tree Stores, Inc.(a).................. 1,020      28,397
         Family Dollar Stores, Inc....................   540      13,840
         Genesco, Inc.(a)............................. 1,380      46,368
         Pacific Sunwear of California, Inc.(a).......   380       8,523
         Talbots, Inc. (The)..........................   170       7,438
         Too, Inc.(a)................................. 1,340      36,716
         Venator Group, Inc.(a)....................... 4,140      63,342
         Williams-Sonoma, Inc.(a)..................... 1,170      45,419
                                                              ----------
                                                                 536,851
                                                              ----------
       Semiconductor Equipment -- 1.2%
         Axcelis Technologies Inc.(a)................. 1,030      15,244
         Lam Research Corp.(a)........................   520      15,418
         LTX Corp.(a).................................   620      15,847
         Varian Semiconductor Equipment Associates,
          Inc.(a).....................................   410      17,220
                                                              ----------
                                                                  63,729
                                                              ----------
       Software -- 2.7%
         Activision, Inc.(a)..........................   480      18,840
         Citrix Systems, Inc.(a)...................... 1,340      46,766
         Compuware Corp.(a)........................... 1,340      18,747
         Electronic Arts, Inc.(a).....................   440      25,476
         Keane, Inc.(a)............................... 1,000      22,000
         Ulticom, Inc.(a).............................   390      13,182
                                                              ----------
                                                                 145,011
                                                              ----------
       Telecommunications -- 6.5%
         AirGate PCS, Inc.(a).........................   670      34,840
         American Tower Corp. (Class "A" Stock)....... 1,040      21,497
         Anaren Microwave, Inc.(a).................... 1,570      31,400
         CommScope, Inc.(a)........................... 1,730      40,655
         Comverse Technology, Inc.(a).................   100       5,710
         Digital Lightwave, Inc.(a)...................   690      25,502
         Powerwave Technologies, Inc.(a).............. 1,250      18,125
         Proxim, Inc.(a)..............................   610       8,601
         RF Micro Devices, Inc.(a).................... 2,070      55,828
         Rural Cellular Corp. (Class "A" Stock)(a)....   270      12,231
         SBA Communications Corp.(a)..................   370       9,158
         Scientific-Atlanta, Inc...................... 1,040      42,224
         UTStarcom, Inc.(a)........................... 1,610      37,513
                                                              ----------
                                                                 343,284
                                                              ----------
       Trucking & Shipping -- 0.5%
         Expeditors International of Washington, Inc..   410      24,599
                                                              ----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $4,898,109)....................................  5,035,114
                                                              ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

June 30, 2001 (Unaudited)



                                      Moody's   Principal
                                      Rating     Amount     Value
          SHORT-TERM                (Unaudited)   (000)    (Note 2)
          INVESTMENT -- 5.8%        ----------- --------- ----------
          U.S. Government Securities
            Student Loan Marketing
             Association
             3.94%, 07/02/01
             (cost $306,967).......     Aaa       $307    $  306,967
                                                          ----------
          TOTAL INVESTMENTS -- 100.6%
           (cost $5,205,076; Note 6).....................  5,342,081
                                                          ----------
          LIABILITIES IN EXCESS OF
           OTHER ASSETS -- (0.6)%........................    (32,187)
                                                          ----------
          NET ASSETS -- 100.0%........................... $5,309,894
                                                          ==========

The following abbreviations are used in portfolio descriptions:

NV  Naamioze Vennootschap (Dutch Corporation)

(a)Non-income producing security.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

                      SP AIM GROWTH AND INCOME PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 94.3%                        Value
                                             Shares  (Note 2)
COMMON STOCKS                                ------ ----------
Advertising -- 0.3%
  Interpublic Group of Cos., Inc............   700  $   20,545
                                                    ----------
Banks and Savings & Loans -- 1.1%
  Bank of New York Co., Inc................. 1,700      81,600
                                                    ----------
Commercial Services -- 1.2%
  Cendant Corp.(a).......................... 4,500      87,750
                                                    ----------
Computers -- 0.4%
  Compaq Computer Corp...................... 2,200      34,078
                                                    ----------
Computer Software & Services -- 9.6%
  Cisco Systems, Inc.(a).................... 6,500     118,300
  EMC Corp.(a).............................. 2,500      72,625
  Microsoft Corp.(a)........................ 3,500     255,500
  Oracle Corp.(a)........................... 5,000      95,000
  VERITAS Software Corp.(a)................. 2,700     179,631
                                                    ----------
                                                       721,056
                                                    ----------
Diversified Manufacturing Operations -- 8.9%
  General Electric Co....................... 5,300     258,375
  Honeywell International, Inc..............   800      27,992
  Tyco International, Ltd................... 7,000     381,500
                                                    ----------
                                                       667,867
                                                    ----------
Drugs & Medical Supplies -- 13.3%
  Allergan, Inc............................. 1,000      85,500
  American Home Products Corp............... 2,800     163,632
  Baxter International, Inc.................   800      39,200
  Bristol-Myers Squibb Co................... 1,700      88,910
  Medtronic, Inc............................ 1,200      55,212
  Pfizer, Inc............................... 7,300     292,365
  Pharmacia Corp............................ 2,500     114,875
  Schering-Plough Corp...................... 2,200      79,728
  Shire Pharmaceuticals Group PLC, ADR
   (United Kingdom)(a)...................... 1,500      83,250
                                                    ----------
                                                     1,002,672
                                                    ----------
Electronics -- 4.0%
  Celestica, Inc............................ 3,300     169,950
  Intel Corp................................ 2,500      73,125
  Texas Instruments, Inc.................... 2,000      63,000
                                                    ----------
                                                       306,075
                                                    ----------
Energy -- 2.1%
  Calpine Corp.(a)..........................   700      26,460
  Dynegy, Inc. (Class "A" Stock)............ 1,000      46,500
  Enron Corp................................ 1,700      83,300
                                                    ----------
                                                       156,260
                                                    ----------
Financial Services -- 20.5%
  American Express Co....................... 3,000     116,400
  Citigroup, Inc............................ 6,000     317,040
  Fannie Mae................................   600      51,090
  Freddie Mac............................... 2,000     140,000
  Goldman Sachs Group, Inc.................. 1,200     102,960
  J.P. Morgan Chase & Co.................... 7,100     316,660
  Merrill Lynch & Co., Inc.................. 2,000     118,500
  Morgan Stanley Dean Witter & Co........... 4,000     256,920

                                                           Value
            COMMON STOCKS                         Shares  (Note 2)
            (Continued)                           -----  ----------
            Financial Services (cont'd.)
              State Street Corp..................   800  $   39,592
              Stilwell Financial, Inc............ 2,500      83,900
                                                         ----------
                                                          1,543,062
                                                         ----------
            Food & Beverage -- 1.5%
              Anheuser Busch Cos., Inc........... 1,000      41,200
              Quaker Oats Co.....................   800      73,000
                                                         ----------
                                                            114,200
                                                         ----------
            Health Care Services -- 2.7%
              Health Management Associates, Inc.
               (Class "A" Stock)(a).............. 3,500      73,640
              UnitedHealth Group, Inc............ 2,100     129,675
                                                         ----------
                                                            203,315
                                                         ----------
            Insurance -- 4.7%
              American International Group, Inc.. 3,200     275,200
              Marsh & McLennan Cos., Inc.........   800      80,800
                                                         ----------
                                                            356,000
                                                         ----------
            Leisure -- 0.6%
              Royal Caribbean Cruises, Ltd....... 2,000      44,220
                                                         ----------
            Media -- 4.2%
              AOL Time Warner, Inc.(a)........... 6,000     318,000
                                                         ----------
            Oil & Gas Services -- 3.3%
              Exxon Mobil Corp................... 1,500     131,025
              Transocean Sedco Forex, Inc........ 2,800     115,500
                                                         ----------
                                                            246,525
                                                         ----------
            Retail -- 7.2%
              Home Depot, Inc.................... 1,500      69,825
              Kohl's Corp.(a).................... 1,000      62,730
              Target Corp........................ 7,500     259,500
              The Gap, Inc....................... 2,200      63,800
              Walgreen Co........................ 2,500      85,375
                                                         ----------
                                                            541,230
                                                         ----------
            Semiconductors -- 6.1%
              Analog Devices, Inc.(a)............ 2,000      86,500
              Applied Materials, Inc.(a)......... 2,500     122,750
              KLA-Tencor Corp.(a)................ 1,500      87,705
              Linear Technology Corp............. 1,000      44,220
              Teradyne, Inc.(a).................. 1,700      56,270
              Xilinx, Inc.(a).................... 1,500      61,860
                                                         ----------
                                                            459,305
                                                         ----------
            Telecommunications -- 1.6%
              Comverse Technology, Inc.(a)....... 1,000      57,100
              Nokia Oyj (ADR) (Finland).......... 2,800      61,712
                                                         ----------
                                                            118,812
                                                         ----------
            Utility - Electric -- 1.0%
              Edison International............... 3,000      33,450
              PG&E Corp.......................... 4,000      44,800
                                                         ----------
                                                             78,250
                                                         ----------
            TOTAL LONG-TERM INVESTMENTS
              (cost $7,565,737).......................   7,100,822
                                                         ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

June 30, 2001 (Unaudited)



                         Moody's        Principal
                         Rating          Amount     Value
SHORT-TERM             (Unaudited)        (000)    (Note 2)
INVESTMENT -- 5.9%          ----------- --------- ----------
U.S. Government Obligations
  Student Loan Marketing Association,
   3.94%, 07/02/01
   (cost $443,951)....     Aaa            $444    $  443,951
                                                  ----------
TOTAL INVESTMENTS-- 100.2%
  (cost $8,009,688; Note 6)....................  7,544,773
LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (0.2)%................................    (12,714)
                                                  ----------
NET ASSETS -- 100.0%............................. $7,532,059
                                                  ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
PLC Public Limited Company (British Corporation).

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

                    SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 92.7%                      Value
                                           Shares  (Note 2)
COMMON STOCKS                              ------ -----------
Airlines -- 0.8%
  Continental Airlines, Inc.
   (Class "B" Stock)(a)...................  3,200 $   157,600
                                                  -----------
Computers -- 1.9%
  EMC Corp................................  5,100     148,155
  International Business Machines Corp....    800      90,400
  Sun Microsystems, Inc.(a)...............  6,700     105,324
                                                  -----------
                                                      343,879
                                                  -----------
Computer Software & Services -- 9.0%
  BEA Systems, Inc.(a)....................    800      24,568
  Check Point Software Technologies, Ltd.
   (Israel)(a)............................  1,000      50,570
  Cisco Systems, Inc.(a).................. 27,300     496,860
  Electronic Data Systems Corp............  4,700     293,750
  Microsoft Corp.(a)......................  8,400     613,200
  Oracle Corp.(a).........................  3,500      66,500
  VERITAS Software Corp.(a)...............  1,600     106,448
                                                  -----------
                                                    1,651,896
                                                  -----------
Cosmetics & Soaps -- 0.5%
  Colgate-Palmolive Co....................  1,600      94,384
                                                  -----------
Diversified Operations -- 7.6%
  General Electric Co.....................  6,700     326,625
  Honeywell International, Inc............ 15,300     535,347
  Philip Morris Cos., Inc.................  1,000      50,750
  Tyco International, Ltd.................  8,708     474,586
                                                  -----------
                                                    1,387,308
                                                  -----------
Drugs & Medical Supplies -- 14.8%
  Cardinal Health, Inc....................  2,300     158,700
  Johnson & Johnson.......................  2,600     130,000
  Medtronic, Inc..........................  7,300     335,873
  Merck & Co., Inc........................  1,800     115,038
  Pfizer, Inc............................. 25,600   1,025,280
  Pharmacia Corp.......................... 11,100     510,045
  Schering-Plough Corp.................... 11,900     431,256
                                                  -----------
                                                    2,706,192
                                                  -----------
Electronics -- 2.2%
  Intel Corp..............................  5,400     157,950
  Maxim Integrated Products, Inc.(a)......    900      39,789
  Micron Technology, Inc.(a)..............  5,100     209,610
                                                  -----------
                                                      407,349
                                                  -----------
Financial Services -- 19.8%
  American International Group, Inc.......  5,100     438,600
  Citigroup, Inc.......................... 17,000     898,280
  Fannie Mae..............................  2,400     204,360
  Freddie Mac............................. 10,500     735,000
  Goldman Sachs Group, Inc................  1,700     145,860
  Household International, Inc............  4,200     280,140
  J.P. Morgan Chase & Co..................  2,900     129,340
  MBNA Corp............................... 20,800     685,360
  Morgan Stanley Dean Witter & Co.........  1,600     102,768
                                                  -----------
                                                    3,619,708
                                                  -----------

                                                            Value
         COMMON STOCKS                           Shares    (Note 2)
         (Continued)                            -------   -----------
         Media -- 10.5%
           AOL Time Warner, Inc.(a)............   19,650  $ 1,041,450
           AT&T Corp.--Liberty Media Corp.
            (Class "A" Stock)(a)...............   18,800      328,812
           Viacom, Inc. (Class "B" Stock)(a)...    8,000      414,000
           Walt Disney Co......................    4,800      138,672
                                                          -----------
                                                            1,922,934
                                                          -----------
         Oil & Gas Services -- 5.4%
           Baker Hughes, Inc...................    4,700      157,450
           BP Amoco PLC, ADR (United Kingdom)      9,800      488,530
           Chevron Corp........................    2,400      217,200
           Transocean Sedco Forex, Inc.........    3,000      123,750
                                                          -----------
                                                              986,930
                                                          -----------
         Retail -- 9.2%
           Home Depot, Inc.....................    9,400      437,570
           Kohl's Corp.(a).....................   14,800      928,404
           Wal-Mart Stores, Inc................      400       19,520
           Walgreen Co.........................    8,800      300,520
                                                          -----------
                                                            1,686,014
                                                          -----------
         Telecommunications -- 11.0%
           Amdocs, Ltd. (Israel)(a)............    3,800      204,630
           AT&T Wireless Group(a)..............   36,987      604,737
           Comcast Corp. (Class "A" Stock)(a)..    8,700      377,580
           JDS Uniphase Corp.(a)...............    3,000       37,500
           Nokia Oyj ADR (Finland).............   18,400      405,536
           Vodafone Group PLC, ADR
            (United Kingdom)...................   16,900      377,715
                                                          -----------
                                                            2,007,698
                                                          -----------
         TOTAL LONG-TERM INVESTMENTS
           (cost $17,964,443)..........................   16,971,892
                                                          -----------

                                                Principal
                                                 Amount
         SHORT-TERM                               (000)
         INVESTMENT -- 14.4%                    ---------
         Repurchase Agreements
           Joint Repurchase Agreement Account,
            3.97%, 07/02/01
            (cost $2,628,000; Note 5)..........  $ 2,628    2,628,000
                                                          -----------
         TOTAL INVESTMENTS -- 107.1%
           (cost $20,592,443; Note 6)..................   19,599,892
                                                          -----------
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (7.1)%...............................  (1,292,878)
                                                          -----------

NET ASSETS -- 100.0% $18,307,014
                     ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
PLC Public Limited Company (British Corporation).

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

                       SP ALLIANCE TECHNOLOGY PORTFOLIO

June 30, 2001 (Unaudited)


          LONG-TERM INVESTMENTS -- 90.2%                      Value
                                                     Shares  (Note 2)
          COMMON STOCKS                              ------ ----------
          Computer Hardware -- 4.9%
            Avocent Corp.(a)........................ 1,500  $   34,125
            Dell Computer Corp.(a).................. 8,400     219,660
            Gateway, Inc.(a)........................   975      16,039
                                                            ----------
                                                               269,824
                                                            ----------
          Computer Peripherals -- 0.1%
            Handspring, Inc.(a).....................   965       7,430
                                                            ----------
          Computer Services -- 15.2%
            Concord EFS, Inc.(a).................... 1,450      75,415
            DST Systems, Inc.(a).................... 4,700     247,690
            Electronic Data Systems Corp............ 2,300     143,750
            Exult, Inc.(a)..........................   500       8,525
            First Data Corp......................... 4,225     271,456
            Fiserv, Inc.(a)......................... 1,975     126,361
            Sapient Corp.(a)........................ 1,900      18,525
                                                            ----------
                                                               891,722
                                                            ----------
          Contract Manufacturing -- 10.0%
            Celestica, Inc.(a)...................... 1,710      88,065
            DDi Corp.(a)............................   800      16,000
            Flextronics International, Ltd.(a)...... 6,200     161,882
            Plexus Corp.(a).........................   350      11,550
            Sanmina Corp.(a)........................ 7,900     184,939
            Solectron Corp.(a)...................... 6,800     124,440
                                                            ----------
                                                               586,876
                                                            ----------
          Internet Content -- 4.9%
            eBay, Inc.(a)........................... 4,150     284,233
                                                            ----------
          Media -- 4.5%
            AOL Time Warner, Inc.(a)................ 5,000     265,000
                                                            ----------
          Networking -- 3.8%
            Cisco Systems, Inc.(a).................. 9,500     172,900
            Juniper Networks, Inc.(a)............... 1,575      48,982
                                                            ----------
                                                               221,882
                                                            ----------
          Semiconductors -- 10.4%
            Altera Corp.(a)......................... 6,800     197,200
            Applied Micro Circuits Corp.(a).........   900      15,480
            Intel Corp.............................. 2,350      68,737
            Micron Technology, Inc.(a).............. 3,725     153,098
            Taiwan Semiconductor Manufacturing Co.,
             Ltd., ADR (Taiwan)(a).................. 2,100      31,899
            Xilinx, Inc.(a)......................... 3,500     144,340
                                                            ----------
                                                               610,754
                                                            ----------
          Semiconductor Equipment -- 6.4%
            Applied Materials, Inc.(a).............. 2,600     127,660
            KLA-Tencor Corp.(a)..................... 2,650     154,945
            Teradyne, Inc.(a)....................... 2,875      95,163
                                                            ----------
                                                               377,768
                                                            ----------

                                                               Value
       COMMON STOCKS                                Shares    (Note 2)
       (Continued)                                 ------    ----------
       Software -- 22.5%
         Amdocs, Ltd.(a)..........................   4,925   $  265,211
         BEA Systems, Inc.(a).....................   2,650       81,382
         Electronic Arts, Inc.(a).................   1,625       94,087
         !2 Technologies, Inc.(a).................   3,000       59,400
         Informatica Corp.(a).....................   1,575       27,342
         Macrovision Corp.(a).....................   1,200       82,200
         Mercury Interactive Corp.(a).............     850       50,915
         Microsoft Corp.(a).......................   3,100      226,300
         Oracle Corp.(a)..........................   6,250      118,750
         PeopleSoft, Inc.(a)......................   1,700       83,691
         Rational Software Corp.(a)...............   2,875       80,644
         Siebel Systems, Inc.(a)..................   1,150       53,935
         VERITAS Software Corp.(a)................   1,300       86,489
         Vitria Technology, Inc...................   1,950        6,708
                                                             ----------
                                                              1,317,054
                                                             ----------
       Utilities -- 2.1%
         Qwest Communications International, Inc..   3,850      122,700
                                                             ----------
       Communications Equipment -- 3.8%
         CIENA Corp.(a)...........................   2,075       78,850
         Nokia Oyj ADR (Finland)..................   6,725      148,219
                                                             ----------
                                                                227,069
                                                             ----------
       Telecommunications - Wireless -- 1.6%
         Vodafone Group PLC, ADR
          (United Kingdom)........................   4,087       91,344
                                                             ----------
       TOTAL LONG-TERM INVESTMENTS
         (cost $6,244,846)................................   5,273,656

                                                   Principal
                                                    Amount
       SHORT-TERM                                    (000)
       INVESTMENT -- 10.5%                         ---------
       Repurchase Agreement
         Joint Repurchase Agreement Account,
          3.97%, 07/02/01
          (cost $612,000; Note 5).................  $  612      612,000
                                                             ----------
       TOTAL INVESTMENTS -- 100.7%
         (cost $6,856,846; Note 6)........................   5,885,656
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (0.7)%....................................    (38,860)
                                                             ----------
       NET ASSETS -- 100.0%................................. $5,846,796
                                                             ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

                    SP BALANCED ASSET ALLOCATION PORTFOLIO

June 30, 2001 (Unaudited)


      LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                      Shares   (Note 2)
      MUTUAL FUNDS                                    ------- -----------
        Prudential Jennison Portfolio................  83,797 $ 1,659,184
        SP Alliance Large Cap Growth Portfolio....... 214,273   1,643,477
        SP Davis Value Portfolio..................... 355,571   3,377,926
        SP Deutsche International Equity Portfolio... 117,406     961,552
        SP Jennison International Growth Portfolio... 151,619     958,234
        SP PIMCO High Yield Portfolio................ 290,967   2,886,395
        SP PIMCO Total Return Portfolio.............. 451,372   4,775,515
        SP Prudential U.S. Emerging Growth Portfolio. 184,898   1,481,035
        SP Small/Mid Cap Value Portfolio............. 125,880   1,460,209
                                                              -----------
      TOTAL INVESTMENTS -- 100.0%
       (cost $19,325,740; Note 6)............................  19,203,527
                                                              -----------
      LIABILITIES IN EXCESS OF OTHER ASSETS..................      (1,181)
                                                              -----------
      NET ASSETS -- 100.0%................................... $19,202,346
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

                  SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                Shares   (Note 2)
MUTUAL FUNDS                                    ------- -----------
  Prudential Jennison Portfolio................  49,142 $   973,006
  SP Alliance Large Cap Growth Portfolio....... 125,706     964,163
  SP Davis Value Portfolio..................... 208,469   1,980,452
  SP PIMCO High Yield Portfolio................ 265,291   2,631,687
  SP PIMCO Total Return Portfolio.............. 493,939   5,225,874
  SP Prudential U.S. Emerging Growth Portfolio.  84,273     675,028
  SP Small/Mid Cap Value Portfolio.............  57,375     665,556
                                                        -----------
TOTAL INVESTMENTS -- 100.0%
  (cost $13,130,824; Note 6).........................   13,115,766
                                                        -----------
LIABILITIES IN EXCESS OF OTHER ASSETS..................        (799)
                                                        -----------
NET ASSETS -- 100.0%................................... $13,114,967
                                                        ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

                           SP DAVIS VALUE PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 95.3%                        Value
                                             Shares  (Note 2)
COMMON STOCKS                                ------ -----------
Construction & Housing -- 4.1%
  Martin Marietta Materials, Inc............  6,400 $   316,736
  Masco Corp................................ 40,600   1,013,376
  Vulcan Materials Co.......................  6,800     365,500
                                                    -----------
                                                      1,695,612
                                                    -----------
Consumer Services -- 5.4%
  Marriott International, Inc.
   (Class "A" Stock)........................  7,200     340,848
  McDonald's Corp........................... 25,900     700,854
  United Parcel Service, Inc.
   (Class "B" Stock)........................ 20,400   1,179,120
                                                    -----------
                                                      2,220,822
                                                    -----------
Containers & Packaging -- 1.9%
  Sealed Air Corp.(a)....................... 20,500     763,625
                                                    -----------
Diversified Consumer Products -- 6.9%
  Gillette Co.(a)...........................  2,700      78,273
  Lexmark International, Inc.(a)............ 13,600     914,600
  Philip Morris Cos., Inc................... 36,000   1,827,000
                                                    -----------
                                                      2,819,873
                                                    -----------
Diversified Manufacturing -- 10.9%
  Berkshire Hathaway, Inc.
   (Class "A" Stock)(a).....................      9     624,600
  Dover Corp................................ 10,600     399,090
  Minnesota Mining & Manufacturing Co. (3M).  5,400     616,140
  Tyco International Ltd.................... 49,700   2,708,650
  TyCom Ltd.(a).............................  8,400     144,480
                                                    -----------
                                                      4,492,960
                                                    -----------
Drugs & Medical Supplies -- 10.3%
  American Home Products Corp............... 16,800     981,792
  Bristol-Myers Squibb Co................... 17,600     920,480
  Eli Lilly & Co............................ 11,500     851,000
  Merck & Co., Inc.......................... 22,000   1,406,020
  Pharmacia Corp............................  1,600      73,520
                                                    -----------
                                                      4,232,812
                                                    -----------
Electronics -- 3.2%
  Agere Systems, Inc. (Class "A" Stock)(a).. 72,500     543,750
  Intel Corp................................  4,000     117,000
  RadioShack Corp...........................  9,100     277,550
  Rockwell International Corp...............  3,000     114,360
  Texas Instruments, Inc....................  8,600     270,900
                                                    -----------
                                                      1,323,560
                                                    -----------
Financial Services -- 35.4%
  American Express Co....................... 60,900   2,362,920
  American International Group, Inc......... 16,600   1,427,600
  Bank One Corp............................. 11,500     411,700
  Chubb Corp................................  2,000     154,860
  Citigroup, Inc............................ 30,100   1,590,484
  Dun & Bradstreet Corp.(a).................  9,000     253,800
  Freddie Mac............................... 11,500     805,000
  Golden West Financial Corp................ 12,600     809,424
  Household International, Inc.............. 28,600   1,907,620

                                                             Value
          COMMON STOCKS                             Shares  (Note 2)
          (Continued)                               ------ -----------
          Financial Services (cont'd.)
            Loews Corp.............................  4,700 $   302,821
            Moody's Corp...........................  9,900     331,650
            Morgan Stanley Dean Witter & Co........ 10,900     700,107
            Progressive Corp.......................  3,600     486,684
            Providian Financial Corp............... 12,000     710,400
            Stilwell Financial, Inc................  9,500     318,820
            Sun Life Financial Services of Canada..  2,900      68,875
            Transatlantic Holdings, Inc............  5,600     686,056
            Wells Fargo & Co....................... 26,300   1,221,109
                                                           -----------
                                                            14,549,930
                                                           -----------
          Foods -- 1.2%
            General Mills, Inc.....................  6,100     267,058
            Kraft Foods, Inc. (Class "A" Stock)(a).  7,200     223,200
                                                           -----------
                                                               490,258
                                                           -----------
          Gas Pipelines -- 0.8%
            Kinder Morgan, Inc.....................  6,400     321,600
                                                           -----------
          Insurance -- 0.5%
            Aon Corp...............................  6,200     217,000
                                                           -----------
          Media -- 1.3%
            Dow Jones & Co., Inc...................  1,300      77,623
            Gannett Co., Inc.......................  3,400     224,060
            Tribune Co.............................  5,400     216,054
            WPP Group PLC, ADR.....................    200      10,050
                                                           -----------
                                                               527,787
                                                           -----------
          Oil & Gas -- 3.1%
            Devon Energy Corp......................  7,900     414,750
            EOG Resources, Inc.....................  8,300     295,065
            Phillips Petroleum Co.................. 10,300     587,100
                                                           -----------
                                                             1,296,915
                                                           -----------
          Real Estate Investment Trust -- 1.4%
            Avalonbay Communities, Inc.............    500      23,375
            CenterPoint Properties Corp............ 10,700     537,140
                                                           -----------
                                                               560,515
                                                           -----------
          Retail -- 2.9%
            Costco Wholesale Corp.(a).............. 29,100   1,195,428
                                                           -----------
          Technology -- 3.9%
            Agilent Technologies, Inc.(a)..........  6,000     195,000
            BMC Software, Inc.(a)..................  9,600     216,384
            First Data Corp........................  1,000      64,250
            Hewlett-Packard Co..................... 28,500     815,100
            Lucent Technologies, Inc............... 19,500     120,900
            Molex, Inc.............................  4,700     171,691
            Novell, Inc.(a)........................  5,500      31,295
                                                           -----------
                                                             1,614,620
                                                           -----------
          Telecommunications -- 2.1%
            Loral Space & Communications Ltd.(a)...  5,000      14,000
            Tellabs, Inc.(a)....................... 42,900     831,402
                                                           -----------
                                                               845,402
                                                           -----------
          TOTAL LONG-TERM INVESTMENTS
            (cost $39,711,718)..........................   39,168,719
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

June 30, 2001 (Unaudited)


                                             Principal
                                              Amount     Value
            SHORT-TERM                         (000)    (Note 2)
            INVESTMENT -- 10.3%              --------- -----------
            Repurchase Agreement
              State Street Bank & Trust Co.
               Repurchase Agreement, (b),
               4.00%, 07/02/01
               (cost $4,254,000)............  $4,254   $ 4,254,000
                                                       -----------
            TOTAL INVESTMENTS -- 105.6%
             (cost $43,965,718; Note 6)...............  43,422,719
            LIABILITIES IN EXCESS OF OTHER
             ASSETS -- (5.6)%.........................  (2,320,680)
                                                       -----------
            NET ASSETS -- 100.0%...................... $41,102,039
                                                       ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $4,255,418 due 7/02/01. The value of the collateral including accrued interest was $4,385,500.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

                  SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO

June 30, 2001 (Unaudited)

          LONG-TERM INVESTMENTS -- 93.1%                     Value
                                                   Shares   (Note 2)
          COMMON STOCKS -- 91.2%                   ------- ----------
          Australia -- 1.6%
            Australia & New Zealand Banking
             Group, Ltd. (ADR)....................  17,496 $  151,026
            M.I.M. Holdings, Ltd.................. 131,710     80,709
                                                           ----------
                                                              231,735
                                                           ----------
          Belgium -- 1.7%
            Interbrew(a)..........................   9,063    243,046
                                                           ----------
          Bermuda -- 1.4%
            Tyco International, Ltd.(a)...........   3,800    207,100
                                                           ----------
          Canada -- 4.8%
            Anderson Exploration, Ltd.(a).........   1,396     28,725
            Bank of Montreal......................   3,678     94,933
            Manulife Financial Corp...............   5,179    144,787
            Royal Bank of Canada..................   6,076    194,812
            Sun Life Financial Services of Canada.   6,667    159,804
            Talisman Energy, Inc..................   2,140     81,582
                                                           ----------
                                                              704,643
                                                           ----------
          Denmark -- 1.1%
            Novo Nordisk A/S (Class "B" Shares)...   3,553    157,309
                                                           ----------
          France -- 15.4%
            Alstom(a).............................   3,884    108,312
            Aventis SA............................   3,341    267,372
            BNP Paribas SA........................     980     85,496
            Lafarge SA............................   2,972    254,741
            Orange SA(a)..........................  13,440    109,496
            PSA Peugeot Citroen...................     923    251,206
            Schneider Electric SA.................   2,356    130,562
            Societe Generale(a)...................   2,924    173,578
            Suez SA...............................   5,685    183,334
            TotalFinaElf SA.......................   2,148    301,508
            Usinor SA.............................   7,762     81,616
            Vinci SA..............................   1,495     95,472
            Vivendi Universal SA..................   3,826    223,551
                                                           ----------
                                                            2,266,244
                                                           ----------
          Republic of Germany -- 7.7%
            Allianz AG............................     260     76,069
            Bayer AG..............................   4,130    162,453
            Bayerische Motoren Werke (BMW) AG.....   2,159     71,640
            Deutsche Lufthansa AG.................   6,236     98,488
            E.On AG...............................   5,264    276,704
            Fraport AG(a).........................   2,833     78,618
            Muenchener Rueckversicherungs-
             Gesellschaft AG......................     796    222,383
            Schering AG...........................   2,880    151,535
                                                           ----------
                                                            1,137,890
                                                           ----------
          Hong Kong -- 0.7%
            China Mobile, Ltd.(a).................   9,000     47,424
            Sun Hung Kai Properties, Ltd..........   6,000     54,039
                                                           ----------
                                                              101,463
                                                           ----------
          Hungary -- 0.7%
            OTP Bank Rt...........................   1,925    100,240
                                                           ----------

                                                                Value
       COMMON STOCKS                                   Shares  (Note 2)
       (Continued)                                     ------ ----------
       Ireland -- 5.3%
         Bank of Ireland.............................. 17,306 $  171,835
         CRH PLC...................................... 16,645    279,690
         Elan Corp. PLC (ADR)(a)......................  5,257    320,677
                                                              ----------
                                                                 772,202
                                                              ----------
       Italy -- 8.5%
         Banca Intesa SpA............................. 49,782    176,172
         ENI SpA...................................... 26,246    320,735
         Riunione Adriatica di Sicurta SpA............ 18,121    223,294
         Saipem SpA................................... 14,909     81,862
         Telecom Italia SpA........................... 28,552    256,845
         UniCredito Italiano SpA...................... 43,705    188,047
                                                              ----------
                                                               1,246,955
                                                              ----------
       Japan -- 9.8%
         Canon, Inc...................................  1,000     40,428
         Capcom Co., Ltd..............................  3,000    102,996
         Chugai Pharmaceutical Co., Ltd...............  2,000     30,434
         Fast Retailing Co., Ltd......................  1,300    226,287
         JGC Corp.....................................  8,000     66,739
         KDDI Corp....................................     14     65,359
         Konami Corp..................................    500     22,821
         NEC Corp.....................................  6,000     81,097
         Nintendo Co., Ltd............................    400     72,835
         Nissan Motor Co., Ltd........................ 40,000    276,261
         NTT DoCoMo, Inc..............................     11    191,473
         Sony Corp....................................  3,400    223,639
         Takeda Chemical Industries, Ltd..............  1,000     46,525
                                                              ----------
                                                               1,446,894
                                                              ----------
       Korea -- 1.8%
         Kookmin Bank.................................  3,940     52,867
         Korea Telecom Corp. (ADR)....................  1,700     37,366
         Samsung Electronics (GDR)....................    200     15,690
         Samsung Electronics Co., Ltd.................    770    113,679
         Samsung SDI Co., Ltd.........................    860     41,462
                                                              ----------
                                                                 261,064
                                                              ----------
       Mexico -- 1.0%
         Cemex SA de CV...............................  2,063     54,670
         Grupo Televisa SA(a).........................  2,300     92,023
                                                              ----------
                                                                 146,693
                                                              ----------
       Netherlands -- 8.2%
         Buhrmann N.V................................. 12,418    117,399
         Fortis (NL) N.V..............................  5,868    143,022
         Hagemeyer N.V................................  5,625    108,601
         ING Groep N.V.(a)............................  4,019    263,308
         Koninklijke (Royal) Philips Electronics N.V..  8,712    231,488
         Koninklijke Ahold N.V........................  7,639    239,865
         TNT Post Group N.V...........................  5,152    107,776
                                                              ----------
                                                               1,211,459
                                                              ----------
       Norway -- 1.1%
         Statoil ASA(a)............................... 22,560    166,962
                                                              ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

June 30, 2001 (Unaudited)

                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Poland -- 1.0%
           Bank Polska Kasa Opieki SA (GDR)(a).....  4,085 $    71,896
           Telekomunikacja Polska SA (ADR)......... 16,603      73,693
           Telekomunikacja Polska SA (GDR).........  1,177       5,261
                                                           -----------
                                                               150,850
                                                           -----------
         Russia -- 0.2%
           LUKoil (ADR)(a).........................    172       8,250
           LUKoil (ADR)(a).........................    480      23,023
                                                           -----------
                                                                31,273
                                                           -----------
         Spain -- 4.1%
           Banco Bilbao Vizcaya Argentaria SA...... 12,658     164,141
           Banco Popular Espanol SA................  6,769     237,191
           Iberdrola SA............................ 15,356     197,433
                                                           -----------
                                                               598,765
                                                           -----------
         Switzerland -- 2.3%
           Nestle SA...............................  1,590     338,260
                                                           -----------
         Taiwan -- 0.1%
           Compal Electronics, Inc. (ADR)(a).......  4,100      21,935
                                                           -----------
         United Kingdom -- 11.0%
           BAE Systems PLC......................... 45,055     216,848
           Barclays PLC............................  6,693     206,240
           British Sky Broadcasting Group PLC(a)... 12,730     123,078
           Celltech Group PLC(a)...................  7,311     123,802
           Dixons Group PLC........................ 28,052      92,388
           GlaxoSmithKline PLC.....................  4,732     133,774
           International Power PLC(a).............. 21,500      91,095
           Powergen PLC............................  8,200      83,337
           Reckitt Benckiser PLC................... 16,891     244,723
           Royal Bank of Scotland Group PLC........  9,560     211,750
           Scottish & Southern Energy PLC(a).......  9,950      94,231
                                                           -----------
                                                             1,621,266
                                                           -----------
         United States -- 1.7%
           Amdocs, Ltd.(a).........................  1,400      75,390
           Pharmacia Corp..........................  3,700     170,015
                                                           -----------
                                                               245,405
                                                           -----------
         TOTAL COMMON STOCKS
           (cost $13,826,055)...........................   13,409,653
                                                           -----------
         PREFERRED STOCKS -- 1.9%
         Australia -- 0.3%
           The News Corp., Ltd. (ADR)..............  1,400      45,360
                                                           -----------
         Brazil -- 1.1%
           Embraer--Empresa Brasileira de
            Aeronautica SA (ADR)...................  2,591     101,178
           Tele Norte Leste Participacoes SA (ADR).  3,584      54,692
                                                           -----------
                                                               155,870
                                                           -----------
         Republic of Germany -- 0.5%
           Porsche AG..............................    220      75,988
                                                           -----------
         TOTAL PREFERRED STOCKS
           (cost $283,687)..............................      277,218
                                                           -----------
         TOTAL LONG-TERM INVESTMENTS
           (cost $14,109,742)...........................   13,686,871
                                                           -----------

                                                Principal
                                                 Amount     Value
         SHORT-TERM                               (000)    (Note 2)
         INVESTMENTS -- 9.4%                    --------- -----------
         REPURCHASE AGREEMENT -- 9.2%
           Joint Repurchase Agreement
            3.97%, 07/02/01 (Note 5)...........  $ 1,347  $ 1,347,000
                                                          -----------
         OUTSTANDING CALL OPTIONS               Contracts
         PURCHASED(a) -- 0.2%                   ---------
           British Pound Put / US Dollar Call,
            expiring 7/01/01 @ $1.40...........    5,000           24
           Nasdaq 100 Index,
            expiring 12/01/01 @ $1,902.19......       33        5,742
           Nikkei 225 Index,
            expiring 9/01/01 @ $12,859.35......    3,271       28,150
                                                          -----------
         TOTAL OUTSTANDING CALL OPTIONS
          PURCHASED......................................      33,916
                                                          -----------
         TOTAL SHORT-TERM INVESTMENTS
           (cost $1,398,926)...........................    1,380,916
                                                          -----------
         TOTAL INVESTMENTS, BEFORE OUTSTANDING
          OPTIONS WRITTEN -- 102.5%
           (cost $15,508,668; Note 6)..................   15,067,787
                                                          -----------
         OUTSTANDING OPTIONS WRITTEN(a) -- (0.1%)
         Call Options
           Celltech Group PLC,
            expiring 9/01/01 @ $13.67..........       52       (2,941)
           China Mobile, Ltd.,
            expiring 9/01/01 @ $45.37..........       60       (1,285)
           Euro Dollar Put / US Dollar Call,
            expiring 7/01/01 @ $0.84...........   20,000       (9,600)
           Nintendo, Ltd.,
            expiring 9/01/01 @ $25,334.00......        4       (2,550)
           Samsung Electronics,
            expiring 9/01/01 @ $177.15.........        3       (1,464)
                                                          -----------
                                                             (17,840)
                                                          -----------
         Put Options
            Japan Bank Basket Index............    5,000          (24)
                                                          -----------
         TOTAL OUTSTANDING OPTIONS WRITTEN
          (Premiums received $24,770)....................      17,864
                                                          -----------
         TOTAL INVESTMENTS, NET OF OUTSTANDING
          OPTIONS WRITTEN -- 102.4%......................  15,049,923
                                                          -----------
         UNREALIZED APPRECIATION ON FORWARD
          FOREIGN CURRENCY CONTRACTS(b) -- 0.2%..........      31,111
         OTHER LIABILITIES IN EXCESS OF
          ASSETS -- (2.6)%...............................    (380,112)
                                                          -----------
         TOTAL NET ASSETS -- 100.0%...................... $14,700,922
                                                          ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

June 30, 2001 (Unaudited)



The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Stock Company)
GDR Global Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)
SpA Societa per Azioni (Italian Corporation)

(a)Non-income producing security.
(b)Outstanding forward currency contracts as of June 30, 2001 were as follows.

                       Value at
Foreign Currency      Settlement  Current   Appreciation/
Contract                 Date      Value    (Depreciation)
----------------      ---------- ---------- --------------
Purchased:
  Eurodollars,
   expiring 7/3/01    $  250,059 $  251,008    $   949
  Pounds Sterling,
   expiring 7/3/01       496,427    500,440      4,013
                      ---------- ----------    -------
                         746,486    751,448      4,962
                      ---------- ----------    -------
Sold:
  Canadian Dollars,
   expiring 7/9/01       500,000    498,462      1,538
  Eurodollars,
   expiring 7/3/01       250,000    251,008     (1,008)
   expiring 7/9/01     2,500,000  2,491,158      8,842
  Japanese Yen
   expiring 7/23/01      999,388    984,212     15,176
  Pounds Sterling,
   expiring 7/3/01       500,000    500,440       (440)
   expiring 7/10/01    1,000,000    998,959      1,041
                      ---------- ----------    -------
                       5,749,388  5,742,239     25,149
                      ---------- ----------    -------
                                               $31,111
                                               =======


The industry classification of portfolio of holdings and other liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2001 were as follows:

Financial Services.........................  12.3%
Pharmaceuticals............................   9.5%
Repurchase Agreements......................   9.2%
Oil & Gas Services.........................   8.8%
Diversified Manufacturing..................   5.6%
Electronics................................   5.2%
Corporate Bonds............................   4.8%
Construction...............................   4.7%
Diversified Operations.....................   4.7%
Banks......................................   4.5%
Automobiles & Manufacturing................   4.6%
Telecommunications.........................   4.1%
Retail.....................................   3.8%
Energy.....................................   3.2%
Aerospace/Defense..........................   2.7%
Insurance..................................   2.3%
Food & Beverage............................   2.3%
Telephones.................................   2.1%
Manufacturing..............................   1.7%
Computer Software & Services...............   1.4%
Media......................................   0.9%
Cable & Pay Television Systems.............   0.8%
Transportation.............................   0.7%
Machinery..................................   0.7%
Airlines...................................   0.7%
Metal & Minerals...........................   0.5%
Industrial.................................   0.5%
Options....................................   0.1%
                                            -----
                                            102.4%
Other liabilities in excess of other assets  (2.4)%
                                            -----
                                            100.0%
                                            =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                     SP GROWTH ASSET ALLOCATION PORTFOLIO

June 30, 2001 (Unaudited)

LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                Shares   (Note 2)
MUTUAL FUNDS                                    ------- -----------
  Prudential Jennison Portfolio................ 100,798 $ 1,995,807
  SP Alliance Large Cap Growth Portfolio....... 257,642   1,976,116
  SP Davis Value Portfolio..................... 427,682   4,062,983
  SP Deutsche International Equity Portfolio    219,808   1,800,229
  SP Jennison International Growth Portfolio    283,778   1,793,476
  SP PIMCO High Yield Portfolio................ 181,572   1,801,197
  SP PIMCO Total Return Portfolio.............. 169,019   1,788,216
  SP Prudential U.S. Emerging Growth Portfolio  172,962   1,385,422
  SP Small/Mid Cap Value Portfolio............. 117,737   1,365,748
                                                        -----------
TOTAL INVESTMENTS -- 100.0%
 (cost $18,238,951; Note 6)............................  17,969,194
                                                        -----------
LIABILITIES IN EXCESS OF OTHER ASSETS..................      (1,270)
                                                        -----------
NET ASSETS -- 100.0%................................... $17,967,924
                                                        ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 81.3%                        Value
                                             Shares  (Note 2)
COMMON STOCKS                                ------ -----------
Airlines -- 1.2%
  Atlantic Coast Airlines Holdings, Inc.(a). 3,000  $    89,970
                                                    -----------
Apparel -- 1.1%
  American Eagle Outfitters, Inc.(a)........   900       31,716
  Coach, Inc.(a)............................ 1,300       49,465
                                                    -----------
                                                         81,181
                                                    -----------
Banking -- 3.5%
  City National Corp........................ 1,750       77,507
  Commerce Bancorp, Inc.....................   950       66,595
  Investors Financial Services Corp......... 1,050       70,350
  Silicon Valley Bancshares(a).............. 2,000       44,000
                                                    -----------
                                                        258,452
                                                    -----------
Chemicals -- 0.5%
  Albany Molecular Research, Inc.(a)........   900       34,209
                                                    -----------
Commercial Services -- 0.8%
  Plexus Corp.(a)........................... 1,700       56,100
                                                    -----------
Computer Software & Services -- 13.1%
  Aeroflex, Inc.(a)......................... 4,800       50,400
  Agile Software Corp.(a)................... 1,700       28,900
  Aspen Technology, Inc.(a)................. 1,600       38,720
  Concurrent Computer Corp.(a).............. 6,300       44,100
  Digex, Inc.(a)............................ 2,100       27,300
  Internet Security Systems, Inc.(a)........   960       46,618
  IONA Technologies PLC, ADR
   (Ireland)(a)............................. 2,000       77,000
  Jack Henry & Associates, Inc.............. 2,400       74,400
  Manugistics Group, Inc.(a)................ 1,700       42,670
  MatrixOne, Inc.(a)........................ 1,800       41,742
  Mercury Interactive Corp.(a)..............   450       26,955
  Netegrity, Inc.(a)........................ 1,800       54,000
  PEC Solutions, Inc.(a).................... 1,800       39,780
  Peregrine Systems, Inc.(a)................ 2,300       66,700
  Precise Software Solutions, Ltd.(a)....... 2,900       89,030
  Quest Software, Inc.(a)................... 1,100       41,525
  Retek, Inc.(a)............................ 1,400       67,116
  Simplex Solutions, Inc.(a)................   500       11,850
  SmartForce PLC, ADR (Ireland)(a).......... 2,250       79,267
  Synplicity, Inc.(a)....................... 1,300       13,013
                                                    -----------
                                                        961,086
                                                    -----------
Consulting -- 2.6%
  Corporate Executive Board Co.(a).......... 1,800       75,600
  IntraNet Solutions, Inc.(a)............... 1,900       72,295
  Tetra Tech, Inc.(a)....................... 1,500       40,800
                                                    -----------
                                                        188,695
                                                    -----------
Cosmetics/Toiletries -- 0.3%
  Elizabeth Arden, Inc.(a)..................   800       19,528
                                                    -----------
Distribution/Wholesalers -- 2.1%
  D & K Healthcare Resources, Inc...........   600       20,380
  Insight Enterprises, Inc.(a).............. 3,100       75,950
  Performance Food Group Co.(a)............. 2,000       60,460
                                                    -----------
                                                        156,790
                                                    -----------
Diversified Manufacturing Operations -- 0.4%
  Playtex Products, Inc.(a)................. 2,700       28,890
                                                    -----------

                                                            Value
COMMON STOCKS                                      Shares  (Note 2)
(Continued)                                        ------ ----------
Education -- 2.3%
  Career Education Corp.(a).......................   700  $   41,930
  Corinthian Colleges, Inc.(a).................... 1,750      82,373
  University of Phoenix Online(a)................. 1,100      46,750
                                                          ----------
                                                             171,053
                                                          ----------
Electrical Equipment -- 0.7%
  Capstone Turbine Corp.(a)....................... 2,400      53,016
                                                          ----------
Electronics -- 7.2%
  Alpha Industries, Inc.(a)....................... 1,950      57,623
  AXT, Inc.(a).................................... 1,600      42,720
  Brooks Automation, Inc.(a)......................   950      43,795
  Cree, Inc.(a)................................... 1,650      43,139
  DDi Corp.(a).................................... 1,700      34,000
  Elantec Semiconductor, Inc.(a).................. 1,200      40,548
  Exar Corp.(a)................................... 2,000      39,520
  Newport Corp.................................... 1,300      34,450
  Pemstar, Inc.(a)................................ 1,200      17,616
  Semtech Corp.(a)................................ 2,400      72,000
  Technitrol, Inc................................. 1,000      26,000
  Tellium, Inc.(a)................................ 1,200      21,840
  TranSwitch Corp.(a)............................. 3,450      37,950
  Zygo Corp.(a)...................................   700      15,575
                                                          ----------
                                                             526,776
                                                          ----------
Entertainment -- 0.7%
  Harrah's Entertainment, Inc.(a)................. 1,400      49,420
                                                          ----------
Financial Services -- 3.4%
  Affiliated Managers Group, Inc.(a)..............   800      49,200
  AmeriCredit Corp.(a)............................ 1,300      67,535
  Raymond James Financial, Inc.................... 2,100      64,260
  Waddell & Reed Financial, Inc.
   (Class "A" Stock).............................. 2,050      65,087
                                                          ----------
                                                             246,082
                                                          ----------
Health Services -- 4.3%
  AdvancePCS(a)...................................   600      38,430
  CV Therapeutics, Inc.(a)........................   700      39,900
  DaVita, Inc.(a)................................. 1,300      26,429
  First Health Group Corp.(a)..................... 2,200      53,064
  IMPATH, Inc.(a).................................   700      31,010
  Laboratory Corp. of America Holdings(a).........   500      38,450
  Myriad Genetics, Inc.(a)........................   900      56,988
  Renal Care Group, Inc.(a).......................   900      29,601
                                                          ----------
                                                             313,872
                                                          ----------
Hospitals -- 2.1%
  Province Healthcare Co.(a)...................... 3,000     105,870
  United Surgical Partners International, Inc.(a). 2,100      50,400
                                                          ----------
                                                             156,270
                                                          ----------
Human Resources -- 0.6%
  Heidrick & Struggles International, Inc.(a)..... 2,300      46,759
                                                          ----------
Instrument - Controls -- 1.0%
  Mettler-Toledo International, Inc.(a)...........   100       4,325
  Millipore Corp.................................. 1,150      71,277
                                                          ----------
                                                              75,602
                                                          ----------
Insurance -- 0.4%
  Arthur J. Gallagher & Co........................ 1,100      28,600
                                                          ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

June 30, 2001 (Unaudited)


                                                                  Value
     COMMON STOCKS                                       Shares  (Note 2)
     (Continued)                                         -----  -----------
     Leisure -- 0.4%
       WMS Industries, Inc.(a).......................... 1,000  $    32,170
                                                                -----------
     Media -- 2.9%
       Emmis Communications Corp.
        (Class "A" Stock)(a)............................ 1,900       58,425
       Entravision Communications Corp
        (Class "A" Stock)(a)............................ 2,300       28,290
       Pegasus Communications Corp.(a).................. 2,400       54,000
       Radio One, Inc. (Class "D" Stock)(a)............. 3,400       74,970
                                                                -----------
                                                                    215,685
                                                                -----------
     Medical Products -- 10.9%
       Accredo Health, Inc.(a).......................... 1,975       73,450
       Alkermes, Inc.(a)................................   850       29,835
       Barr Laboratories, Inc.(a).......................   700       49,287
       Celgene Corp.(a).................................   700       20,195
       Cephalon, Inc.(a)................................   900       63,450
       CIMA Labs, Inc.(a)...............................   500       39,250
       Cytyc Corp.(a)................................... 1,600       36,880
       Enzon, Inc.(a)...................................   900       56,250
       First Horizon Pharmaceutical Corp.(a)............ 1,200       38,520
       Inspire Pharmaceuticals, Inc.(a)................. 1,400       19,600
       Invitrogen Corp.(a)..............................   800       57,440
       King Pharmaceuticals, Inc.(a)....................   600       32,250
       Medarex, Inc.(a)................................. 2,200       51,700
       Noven Pharmaceuticals, Inc.(a)................... 2,000       78,400
       NPS Pharmaceuticals, Inc.(a).....................   500       20,100
       Pharmaceutical Resources, Inc.(a)................   700       21,483
       Protein Design Labs, Inc.(a).....................   500       43,380
       Regeneration Technologies, Inc.(a)............... 2,000       17,600
       Specialty Laboratories, Inc.(a)..................   500       18,925
       Taro Pharmaceutical Industries, Ltd. (Israel)(a).   300       26,268
                                                                -----------
                                                                    794,263
                                                                -----------
     Miscellaneous Industrial -- 1.8%
       Dycom Industries, Inc.(a)........................ 4,300       98,599
       Global Power Equipment Group, Inc.(a)............ 1,100       32,230
                                                                -----------
                                                                    130,829
                                                                -----------
     Oil & Gas Exploration & Production -- 4.2%
       Atwood Oceanics, Inc.(a).........................   750       26,325
       Cal Dive International, Inc.(a).................. 1,000       24,600
       Dril-Quip, Inc.(a)............................... 1,200       25,836
       Evergreen Resources, Inc.(a)..................... 1,000       38,000
       Louis Dreyfus Natural Gas Corp.(a)............... 1,400       48,790
       Marine Drilling Cos., Inc.(a).................... 2,100       40,131
       Patterson-UTI Energy, Inc.(a).................... 1,500       26,805
       Precision Drilling Corp.(a)...................... 1,100       34,364
       Pride International, Inc.(a)..................... 1,100       20,900
       Unit Corp.(a).................................... 1,400       22,190
                                                                -----------
                                                                    307,941
                                                                -----------
     Real Estate -- 0.7%
       Intrawest Corp................................... 2,600       49,686
                                                                -----------

                                                             Value
        COMMON STOCKS                             Shares    (Note 2)
        (Continued)                              ------    -----------
        Restaurants -- 0.8%
          Buca, Inc.(a).........................     600   $    13,050
          California Pizza Kitchen, Inc.(a).....   2,000        46,500
                                                           -----------
                                                                59,550
                                                           -----------
        Retail -- 2.8%
          Charlotte Russe Holding, Inc.(a)......   2,000        53,600
          Cost Plus, Inc./California(a).........   2,000        60,000
          Duane Reade, Inc.(a)..................     700        22,750
          Linens 'n Things, Inc.(a).............   1,400        38,248
          Williams-Sonoma, Inc.(a)..............     700        27,174
                                                           -----------
                                                               201,772
                                                           -----------
        Steel -- 0.9%
          Shaw Group, Inc.(a)...................   1,600        64,160
                                                           -----------
        Telecommunications -- 5.0%
          Allegiance Telecom, Inc.(a)...........   2,400        35,976
          Anaren Microwave, Inc.(a).............   3,300        66,000
          Choice One Communications, Inc.(a)....   2,400        16,176
          CTC Communications Group, Inc.(a).....   4,400        13,464
          Digital Lightwave, Inc.(a)............     600        22,176
          Leap Wireless International, Inc.(a)..     400        12,120
          New Focus, Inc.(a)....................   3,000        24,750
          REMEC, Inc.(a)........................   3,800        47,120
          Tekelec(a)............................   2,350        63,685
          ViaSat, Inc.(a).......................   2,800        66,864
                                                           -----------
                                                               368,331
                                                           -----------
        Transportation -- 0.4%
          Atlas Air Worldwide Holdings, Inc.(a).   1,950        27,612
                                                           -----------
        Waste Management -- 2.2%
          Stericycle, Inc.(a)...................   1,600        75,120
          Waste Connections, Inc.(a)............   2,300        82,800
                                                           -----------
                                                               157,920
                                                           -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $5,984,258)................................   5,952,270
                                                           -----------
                                                 Principal
                                                  Amount
        SHORT-TERM                                 (000)
        INVESTMENT -- 20.5%                      ---------
        Repurchase Agreement
          Joint Repurchase Agreement Account,
           3.97%, 07/02/01
           (cost $1,498,000; Note 5)............  $1,498     1,498,000
                                                           -----------
        TOTAL INVESTMENTS -- 101.8%
         (cost $7,482,258; Note 6)........................   7,450,270
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (1.8)%.................................    (132,114)
                                                           -----------
        NET ASSETS -- 100.0%.............................. $ 7,318,156
                                                           ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
PLC Public Limited Company (British Corporation).

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 82.4%                   Value
                                       Shares   (Note 2)
COMMON STOCKS -- 80.2%                -------- -----------
Australia -- 3.0%
  Brambles Industries, Ltd...........   24,700 $   605,427
                                               -----------
Denmark -- 3.1%
  H. Lundbeck A/S....................    6,700     190,644
  ISS A/S(a).........................    1,925     112,836
  Novo Nordisk A/S (Class "B" Stock).    7,190     318,337
                                               -----------
                                                   621,817
                                               -----------
Federal Republic of Germany -- 2.9%
  SAP AG.............................    4,300     598,140
                                               -----------
Finland -- 2.0%
  Nokia Oy...........................   18,200     413,474
                                               -----------
France -- 12.0%
  Altran Technologies SA.............    2,900     135,360
  Aventis SA.........................    7,000     560,194
  Sanofi-Synthelabo SA...............   10,900     716,897
  Societe Television Francaise 1.....    6,200     181,316
  STMicroelectronics NV..............   13,477     468,927
  TotalFinaElf SA....................    2,683     376,604
                                               -----------
                                                 2,439,298
                                               -----------
Hong Kong -- 7.6%
  China Mobile, Ltd.(a)..............   73,000     384,659
  Convenience Retail Asia, Ltd.(a)...    1,061         351
  Johnson Electric Holdings, Ltd.....  418,900     571,967
  Li & Fung, Ltd.....................  361,100     592,582
                                               -----------
                                                 1,549,559
                                               -----------
Italy -- 3.0%
  Banca Fideuram SpA.................   30,450     289,940
  Saeco International Group SpA......   49,750     185,770
  Tod's SpA..........................    3,475     138,901
                                               -----------
                                                   614,611
                                               -----------
Japan -- 2.8%
  NEC Corp...........................   12,000     162,195
  NTT DoCoMo, Inc....................       23     400,353
                                               -----------
                                                   562,548
                                               -----------
Netherlands -- 7.6%
  ASM International NV(a)............    4,900      97,265
  ASML Holding NV(a).................   25,800     580,003
  Gucci Group........................    4,000     330,464
  VNU NV.............................   15,907     539,979
                                               -----------
                                                 1,547,711
                                               -----------
Singapore -- 3.3%
  Datacraft Asia, Ltd................   20,000      81,600
  DBS Group Holdings, Ltd............   81,000     595,555
                                               -----------
                                                   677,155
                                               -----------
Spain -- 4.4%
  Banco Bilbao Vizcaya Argenteria SA.   37,200     482,386
  Industria de Diseno Textil SA(a)...   25,500     407,925
                                               -----------
                                                   890,311
                                               -----------

          COMMON STOCKS                                      Value
          (Continued)                             Shares    (Note 2)
                                                 --------- -----------
          Switzerland -- 3.4%
            Serono SA (Class "B" Stock).........      655  $   650,404
            TEMENOS Group AG(a).................    3,861       46,240
                                                           -----------
                                                               696,644
                                                           -----------
          Taiwan -- 0.3%
            Taiwan Semiconductor Manufacturing
             Co., Ltd. (ADR)....................    3,360       51,038
                                                           -----------
          United Kingdom -- 24.8%
            AstraZeneca PLC (ADR)...............    3,600      168,300
            AstraZeneca PLC.....................    3,600      168,585
            Capita Group PLC....................   43,300      283,071
            COLT Telecom Group PLC(a)...........   94,600      657,888
            Diageo PLC..........................   36,200      399,116
            Dimension Data Holdings PLC(a)......   82,000      312,949
            International Power PLC.............   86,700      367,345
            Logica PLC..........................   52,630      642,007
            Marconi PLC.........................   74,600      266,781
            Pearson PLC.........................   37,682      624,248
            Reckitt Benckiser PLC...............   27,800      402,777
            Reed International PLC..............   30,600      272,494
            Vodafone Group PLC..................  218,220      485,815
                                                           -----------
                                                             5,051,376
                                                           -----------
          TOTAL COMMON STOCKS
           (cost $18,441,769).............................  16,319,109
                                                           -----------
          PREFERRED STOCKS -- 2.2%
          Germany
            MLP AG..............................    1,682      187,136
            Porsche AG..........................      130       44,141
            Wella AG............................    4,200      203,971
                                                           -----------
          TOTAL PREFERRED STOCKS
           (cost $415,059)................................     435,248
                                                           -----------
          TOTAL LONG-TERM INVESTMENTS
           (cost $18,856,828).............................  16,754,357
                                                           -----------
                                                 Principal
                                                  Amount
          SHORT-TERM                               (000)
          INVESTMENT -- 13.6%                    ---------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             3.97%, 07/02/01
             (cost $2,775,000; Note 5).......... $  2,775    2,775,000
                                                           -----------
          TOTAL INVESTMENTS -- 96.0%
            (cost $21,631,828; Note 6)..................   19,529,357
          UNREALIZED APPRECIATION ON FORWARD
           FOREIGN CURRENCY CONTRACTS(b)..................          37
          OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.0%...     808,459
                                                           -----------
          TOTAL NET ASSETS -- 100.0%...................... $20,337,853
                                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

June 30, 2001 (Unaudited)



The following abbreviations are used in the portfolio descriptions:

             ADR American Depository Receipt
             AG  Aktiengesellschaft German Stock Company)
             A/S Aktieselskab Danish tock Company)
             NV  Naamloze Vennootschap (Dutch Corporation)
             Oy  Osakehio (Finnish Corporation)
             PLC Public Limited Company (British Corporation)
             SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
             SpA Societa per Azione (Italian Corporation)

(a)Non-Income producing security.

(b)Outstanding forward currency contracts as of June 30, 2001 were as follows:

                      Value at
Foreign Currency     Settlement Current Appreciation/
Contracts               Date     Value  (Depreciation)
----------------     ---------- ------- --------------
Purchased:
  Pounds Sterling
   expiring 7/2/01    $77,527   $77,455      $(72)
   expiring 7/3/01     39,692    39,801       109
                                             ----
                                             $ 37
                                             ====

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2001 were as follows:

Pharmaceuticals......................  13.6%
Repurchase Agreements................  13.6%
Media & Entertainment................   8.0%
Computer Software & Services.........   7.9%
Banks & Financial Services...........   7.6%
Telecommunication Services...........   7.5%
Semiconductors.......................   5.9%
Telecommunications Equipment.........   5.7%
Electronics..........................   3.6%
Commercial Services..................   3.5%
Distribution/Wholesale...............   2.9%
Retail...............................   2.7%
Food & Beverage......................   2.0%
Consumer Products....................   2.0%
Oil & Gas Services...................   1.9%
Utilities............................   1.8%
Apparel..............................   1.6%
Human Resources......................   1.4%
Cosmetics & Toiletries...............   1.0%
Appliances...........................   0.9%
Engineering..........................   0.7%
Automobiles & Manufacturing..........   0.2%
                                      -----
                                       96.0%
Other assets in excess of liabilities   4.0%
                                      -----
                                      100.0%
                                      =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

                         SP LARGE CAP VALUE PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 90.8%                            Value
                                                 Shares  (Note 2)
COMMON STOCKS                                    ------ -----------
Aerospace/Defense -- 2.3%
  Alliant Techsystems, Inc.(a)..................   600  $    53,940
  General Dynamics Corp.........................   700       54,467
  Lockheed Martin Corp..........................   500       18,525
  Newport News Shipbuilding, Inc................   300       18,375
  Raytheon Co. (Class "A" Stock)................   900       23,895
  United Technologies Corp......................   900       65,934
                                                        -----------
                                                            235,136
                                                        -----------
Airlines -- 0.8%
  Mesa Air Group, Inc.(a).......................   600        7,410
  Northwest Airlines Corp. (Class "A" Stock)(a). 1,100       27,775
  UAL Corp...................................... 1,500       52,725
                                                        -----------
                                                             87,910
                                                        -----------
Apparel -- 0.1%
  Coach, Inc.(a)................................   200        7,610
                                                        -----------
Automobiles & Trucks -- 0.4%
  Navistar International Corp.(a)...............   500       14,065
  TRW, Inc......................................   700       28,700
                                                        -----------
                                                             42,765
                                                        -----------
Banks and Savings & Loans -- 9.3%
  Bank of America Corp.......................... 3,100      186,093
  Bank of New York Co., Inc..................... 2,200      105,600
  Bank One Corp................................. 2,000       71,600
  Commerce Bancorp, Inc.........................   800       56,080
  Dime Bancorp, Inc.............................   800       29,800
  FleetBoston Financial Corp.................... 3,718      146,675
  Mellon Financial Corp......................... 1,200       55,200
  PNC Financial Services Group.................. 1,200       78,948
  U.S. Bancorp.................................. 3,300       75,207
  Wells Fargo & Co.............................. 3,400      157,862
                                                        -----------
                                                            963,065
                                                        -----------
Chemicals -- 1.4%
  Lyondell Chemical Co..........................   600        9,228
  Millennium Chemicals, Inc.....................   800       12,040
  PolyOne Corp.................................. 3,300       34,353
  Praxair, Inc.................................. 1,600       75,200
  Solutia, Inc..................................   800       10,200
                                                        -----------
                                                            141,021
                                                        -----------
Construction & Housing -- 0.6%
  Fluor Corp.(a)................................   900       40,635
  Masco Corp....................................   800       19,968
                                                        -----------
                                                             60,603
                                                        -----------
Consumer Services -- 2.3%
  Avery Dennison Corp........................... 1,200       61,260
  CEC Entertainment, Inc.(a)....................   500       24,675
  Ecolab, Inc...................................   400       16,388
  McDonald's Corp............................... 2,500       67,650
  P.F. Chang's China Bistro, Inc.(a)............   100        3,790
  Republic Services, Inc.(a).................... 1,700       33,745
  Sabre Holdings Corp...........................   600       30,000
                                                        -----------
                                                            237,508
                                                        -----------
Diversified Consumer Products -- 7.2%
  Avon Products, Inc............................   800       37,024
  Black & Decker Corp...........................   300       11,838

                                                      Value
COMMON STOCKS                                Shares  (Note 2)
(Continued)                                  ------ -----------
Diversified Consumer Products (cont'd.)
  Coca-Cola Co.............................. 1,100  $    49,500
  Estee Lauder Cos., Inc. (Class "A" Stock).   700       30,170
  Gillette Co............................... 1,800       52,182
  Kimberly-Clark Corp....................... 1,100       61,490
  Philip Morris Cos., Inc................... 5,200      263,900
  Procter & Gamble Co....................... 3,500      223,300
  Quaker Oats Co............................   200       18,250
                                                    -----------
                                                        747,654
                                                    -----------
Diversified Operations -- 4.2%
  Caterpillar, Inc.......................... 1,600       80,080
  Danaher Corp..............................   400       22,400
  Deere & Co................................   300       11,355
  Delta & Pine Land Co......................   700       13,755
  Eaton Corp................................   400       28,040
  Federal Signal Corp.......................   300        7,041
  General Electric Co.......................   300       14,625
  Illinois Tool Works, Inc..................   800       50,640
  Ingersoll-Rand Co.........................   800       32,960
  Minnesota Mining & Manufacturing Co. (3M).   800       91,280
  Snap-on, Inc..............................   500       12,080
  SPX Corp.(a)..............................   200       25,036
  Tyco International, Ltd...................   500       27,250
  York International Corp...................   500       17,510
                                                    -----------
                                                        434,052
                                                    -----------
Drugs & Medical Supplies -- 3.9%
  American Home Products Corp...............   800       46,752
  Biomet, Inc...............................   400       19,224
  Bristol-Myers Squibb Co................... 2,900      151,670
  DENTSPLY International, Inc...............   300       13,305
  Gilead Sciences, Inc.(a)..................   400       23,276
  Guidant Corp.(a)..........................   500       18,000
  IDEC Pharmaceuticals Corp.(a).............   200       13,538
  Merck & Co., Inc.......................... 1,300       83,083
  Pfizer, Inc...............................   600       24,030
  St. Jude Medical, Inc.(a).................   200       12,000
                                                    -----------
                                                        404,878
                                                    -----------
Electronics -- 0.7%
  Atmel Corp.(a)............................ 2,300       31,027
  Broadcom Corp. (Class "A" Stock)(a).......   500       21,380
  Micron Technology, Inc.(a)................   400       16,440
                                                    -----------
                                                         68,847
                                                    -----------
Financial Services -- 13.0%
  American Express Co....................... 2,000       77,600
  Citigroup, Inc............................ 6,694      353,711
  Federal Home Loan Mortgage Corp........... 1,700      119,000
  Federal National Mortgage Association..... 2,200      187,330
  Household International, Inc.............. 1,200       80,040
  J.P. Morgan Chase & Co.................... 4,200      187,320
  Lehman Brothers Holdings, Inc.............   200       15,550
  MBIA, Inc................................. 1,200       66,816
  Merrill Lynch & Co., Inc.................. 1,600       94,800
  Morgan Stanley Dean Witter & Co........... 1,200       77,076
  Schwab (Charles) Corp.....................   400        6,120
  Washington Mutual, Inc.................... 2,100       78,855
                                                    -----------
                                                      1,344,218
                                                    -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

June 30, 2001 (Unaudited)


                                                              Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Gas Pipelines -- 0.7%
          Enron Corp................................ 1,400  $    68,600
                                                            -----------
        Healthcare Service -- 1.2%
          Cardinal Health, Inc......................   450       31,050
          HCA-The Healthcare Co..................... 1,000       45,190
          IMS Health, Inc...........................   800       22,800
          Tenet Healthcare Corp.....................   600       30,954
                                                            -----------
                                                                129,994
                                                            -----------
        Industrial Technology -- 1.5%
          Emerson Electric Co....................... 1,100       66,550
          Kennametal, Inc...........................   200        7,380
          Parker-Hannifin Corp......................   700       29,708
          Thermo Electron Corp.(a).................. 2,300       50,646
                                                            -----------
                                                                154,284
                                                            -----------
        Insurance -- 3.9%
          AFLAC, Inc................................ 1,900       59,831
          Allstate Corp............................. 2,000       87,980
          AMBAC Financial Group, Inc................   450       26,190
          American International Group, Inc......... 1,400      120,400
          Hartford Financial Services Group, Inc....   400       27,360
          Marsh & McLennan Cos., Inc................   600       60,600
          Protective Life Corp......................   300       10,311
          Reinsurance Group of America, Inc.........   300       11,370
                                                            -----------
                                                                404,042
                                                            -----------
        Leisure -- 0.3%
          Harrah's Entertainment, Inc.(a)...........   700       24,710
          Starwood Hotels & Resorts Worldwide, Inc..   300       11,184
                                                            -----------
                                                                 35,894
                                                            -----------
        Media -- 4.5%
          AT&T Corp.-Liberty Media Corp.
           (Class "A" Stock)(a)..................... 2,600       45,474
          Clear Channel Communications, Inc.(a).....   700       43,890
          Fox Entertainment Group, Inc.
           (Class "A" Stock)(a)..................... 1,700       47,430
          Gannett Co., Inc..........................   300       19,770
          Omnicom Group, Inc........................   300       25,800
          The McGraw-Hill Cos., Inc.................   400       26,460
          Tribune Co................................   400       16,004
          Viacom, Inc. (Class "B" Stock)(a)......... 1,400       72,450
          Vivendi Universal SA, ADR (France)........   300       17,400
          Walt Disney Co............................ 5,100      147,339
                                                            -----------
                                                                462,017
                                                            -----------
        Metal & Minerals -- 1.6%
          Alcan, Inc. (Canada)...................... 2,300       96,646
          Alcoa, Inc................................ 1,400       55,160
          Phelps Dodge Corp.........................   400       16,600
                                                            -----------
                                                                168,406
                                                            -----------
        Oil & Gas -- 9.6%
          Alberta Energy Co., Ltd...................   400       16,496
          Chevron Corp.............................. 2,200      199,100
          Conoco, Inc. (Class "A" Stock)............ 2,300       64,860
          Conoco, Inc. (Class "B" Stock)............ 4,600      132,940
          Exxon Mobil Corp.......................... 4,500      393,075
          Kinder Morgan, Inc........................   100        5,025

                                                                Value
       COMMON STOCKS                                   Shares  (Note 2)
       (Continued)                                     ------ -----------
       Oil & Gas (cont'd.)
         Phillips Petroleum Co........................   500  $    28,500
         Suncor Energy, Inc........................... 1,400       35,980
         Texaco, Inc.................................. 1,000       66,600
         Tosco Corp...................................   200        8,810
         USX-Marathon Group...........................   400       11,804
         Weatherford International, Inc. (a)..........   600       28,800
                                                              -----------
                                                                  991,990
                                                              -----------
       Paper & Forest Products -- 1.8%
         Boise Cascade Corp...........................   400       14,068
         Bowater, Inc.................................   400       17,896
         Georgia-Pacific Corp.........................   900       30,465
         International Paper Co....................... 1,600       57,120
         Mead Corp....................................   200        5,428
         Temple-Inland, Inc...........................   400       21,316
         Weyerhaeuser Co..............................   700       38,479
                                                              -----------
                                                                  184,772
                                                              -----------
       Railroads -- 2.0%
         Burlington Northern Santa Fe Corp............ 2,100       63,357
         Canadian Pacific, Ltd........................   500       19,375
         CSX Corp.....................................   900       32,616
         Union Pacific Corp........................... 1,700       93,347
                                                              -----------
                                                                  208,695
                                                              -----------
       Real Estate Investment Trust -- 0.4%
         Apartment Investment & Management Co.
          (Class "A" Stock)...........................   500       24,100
         Equity Residential Properties Trust..........   300       16,965
                                                              -----------
                                                                   41,065
                                                              -----------
       Retail -- 1.8%
         Abercrombie & Fitch Co. (Class "A" Stock)(a).   200        8,900
         AnnTaylor Stores Corp.(a)....................   200        7,160
         AutoNation, Inc.............................. 1,500       17,400
         Best Buy Co., Inc.(a)........................   100        6,352
         Big Lots, Inc.(a)............................   600        8,208
         BJ's Wholesale Club, Inc.(a).................   600       31,956
         CVS Corp.....................................   300       11,580
         Family Dollar Stores, Inc....................   300        7,689
         Federated Department Stores, Inc.(a).........   400       17,000
         Kmart Corp.(a)............................... 3,900       44,733
         Koninklijke Ahold NV, ADR (Netherlands)......    10          145
         Lowe's Cos., Inc.............................   200       14,510
         Rite Aid Corp.(a)............................ 1,600       14,400
                                                              -----------
                                                                  190,033
                                                              -----------
       Technology -- 2.9%
         Adobe Systems, Inc...........................   700       32,900
         BISYS Group, Inc.(a).........................   300       17,700
         Compaq Computer Corp.........................   600        9,294
         Computer Associates International, Inc....... 1,500       54,000
         Computer Sciences Corp.(a)...................   100        3,460
         Comverse Technology, Inc.(a).................   300       17,130
         Dell Computer Corp.(a).......................   300        7,845
         First Data Corp.............................. 1,000       64,250
         Hewlett-Packard Co...........................   700       20,020
         Lexmark International, Inc.(a)...............   200       13,450
         Microsoft Corp.(a)...........................   200       14,600

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

June 30, 2001 (Unaudited)


                                                              Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Technology (cont'd.)
          Millipore Corp............................   100  $     6,198
          Openwave Systems, Inc.(a).................   200        6,940
          PeopleSoft, Inc.(a).......................   200        9,846
          Polycom, Inc.(a)..........................   200        4,618
          Sun Microsystems, Inc.(a).................   200        3,144
          Sybase, Inc.(a)...........................   800       13,160
                                                            -----------
                                                                298,555
                                                            -----------
        Telecommunications -- 9.7%
          Aether Systems, Inc.(a)...................   100          885
          AT&T Corp................................. 8,300      182,600
          BellSouth Corp............................ 5,100      205,377
          CIENA Corp.(a)............................   600       22,800
          Citizens Communications Co.(a)............ 4,300       51,729
          General Motors Corp. (Class "H" Stock)(a).   200        4,050
          SBC Communications, Inc................... 7,000      280,420
          Triton PCS Holdings, Inc.
           (Class "A" Stock)(a).....................   200        8,200
          Verizon Communications.................... 4,500      240,750
          Western Wireless Corp.
           (Class "A" Stock)(a).....................   300       12,900
                                                            -----------
                                                              1,009,711
                                                            -----------
        Transportation -- 0.1%
          CNF, Inc..................................   400       11,300
                                                            -----------
        Utility - Electric -- 2.6%
          AES Corp.(a).............................. 2,600      111,930
          Ameren Corp...............................   700       29,890
          American Electric Power Co., Inc..........   900       41,553
          Niagara Mohawk Holdings, Inc.(a)..........   100        1,769
          SCANA Corp................................ 1,100       31,240
          Southern Co............................... 2,100       48,825
                                                            -----------
                                                                265,207
                                                            -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $9,355,843).................................   9,399,832
                                                            -----------

                                                 Principal
                                                  Amount     Value
          SHORT-TERM                               (000)    (Note 2)
          INVESTMENTS -- 8.6%                    --------- -----------
          U.S. Government & Agency Obligations -- 1.8%
            U.S. Treasury Bills,
             2.88%, 07/05/01(b)(c)..............   $ 10    $     9,996
             3.78%, 08/02/01(b)(c)..............     25         24,916
             3.51%, 08/16/01(b)(c)..............    150        149,327
                                                           -----------
                                                              184,239
                                                           -----------
          Repurchase Agreement -- 6.8%
            Joint Repurchase Agreement Account,
             3.97%, 07/02/01 (Note 5)...........    701        701,000
                                                           -----------
          TOTAL SHORT-TERM INVESTMENTS
           (cost $885,239)................................     885,239
                                                           -----------
          TOTAL INVESTMENTS -- 99.4%
           (cost $10,241,082; Note 6).....................  10,285,071
          VARIATION MARGIN ON OPEN FUTURES
           CONTRACTS(d) -- 0.1%...........................      11,125
          OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 0.5%............................      49,789
                                                           -----------
          NET ASSETS -- 100.0%............................ $10,345,985
                                                           -----------

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
SA  Societe Anonyme (French Corporation)

(a)Non-income producing security.
(b)Security, or portion thereof, segregated as collateral for futures contracts
(c)Rate quoted represents yield-to-maturity as of purchase date.
(d)Open futures contracts as of June 30, 2001 were as follows:

                                 Value at Value at
Number of             Expiration  Trade   June 30,
Contracts    Type        Date      Date     2001   Appreciation
--------- ----------- ---------- -------- -------- ------------
Long Positions:
5         S&P 500      Sept 01   $771,162 $775,625    $4,463
          Barra Value
          Index

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

                    SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 83.7%                         Value
                                              Shares  (Note 2)
COMMON STOCKS                                 ------ ----------
Advertising -- 0.3%
  Lamar Advertising Co.(a)...................   450  $   19,800
                                                     ----------
Aerospace -- 1.7%
  Boeing Co..................................   460      25,576
  United Technologies Corp................... 1,160      84,982
                                                     ----------
                                                        110,558
                                                     ----------
Banks and Savings & Loans -- 2.7%
  BankAmerica Corp...........................   570      34,217
  Comerica, Inc..............................   300      17,280
  J.P. Morgan Chase & Co..................... 1,870      83,402
  U.S Bancorp................................ 1,954      44,532
                                                     ----------
                                                        179,431
                                                     ----------
Computers -- 2.4%
  Compaq Computer Corp....................... 3,750      58,087
  Dell Computer Corp.(a)..................... 1,600      41,840
  Sun Microsystems, Inc.(a).................. 3,600      56,592
                                                     ----------
                                                        156,519
                                                     ----------
Computer Services -- 7.3%
  Cabletron Systems, Inc.(a)................. 2,170      49,584
  Check Point Software Technologies, Ltd.(a).   540      27,308
  Cisco Systems, Inc.(a).....................   930      16,926
  EMC Corp................................... 2,060      59,843
  Extreme Networks, Inc.(a)..................   930      27,435
  Fiserv, Inc.(a)............................   400      25,592
  i2 Technologies, Inc.(a)...................   550      10,890
  JNI Corp.(a)...............................   905      12,670
  Micron Technology, Inc.(a)................. 1,140      46,854
  Microsoft Corp.(a)......................... 1,330      97,090
  Oracle Corp.(a)............................ 1,540      29,260
  Rational Software Corp.(a).................   770      21,599
  VERITAS Software Corp.(a)..................   826      54,954
                                                     ----------
                                                        480,005
                                                     ----------
Diversified Manufacturing Operations -- 0.4%
  General Electric Co........................   500      24,375
                                                     ----------
Drugs & Medical Supplies -- 6.3%
  American Home Products Corp................ 1,290      75,388
  Bristol-Myers Squibb Co.................... 1,090      57,007
  Eli Lilly & Co............................. 1,090      80,660
  Guidant Corp.(a)........................... 1,700      61,200
  Novartis AG................................ 1,440      52,168
  Pfizer, Inc................................ 1,330      53,266
  Pharmacia Corp.............................   670      30,786
                                                     ----------
                                                        410,475
                                                     ----------
Electronics -- 4.7%
  Emulex Corp................................   360      14,544
  Fairchild Semiconductor Corp.
   (Class "A" Stock)(a)...................... 1,360      31,280
  Flextronics International, Ltd.(a)......... 3,490      91,124
  Intel Corp................................. 1,440      42,120
  LSI Logic Corp.(a)......................... 1,800      33,840
  QLogic Corp.(a)............................   790      50,915
  Sanmina Corp.(a)........................... 1,070      25,049
  Tektronix, Inc.............................   600      16,290
                                                     ----------
                                                        305,162
                                                     ----------

                                                       Value
COMMON STOCKS                                 Shares  (Note 2)
(Continued)                                   ------ ----------
Electronic Components -- 1.6%
  Atmel Corp.(a)............................. 5,500  $   74,195
  Celestica, Inc.............................   300      15,450
  Texas Instruments, Inc.....................   570      17,955
                                                     ----------
                                                        107,600
                                                     ----------
Financial Services -- 8.1%
  Capital One Financial Corp.................   540      32,400
  Citigroup, Inc............................. 2,259     119,366
  Federal Home Loan Mortgage Corp............ 1,340      93,800
  FleetBoston Financial Corp................. 2,080      82,056
  Goldman Sachs Group, Inc...................   130      11,154
  Lehman Brothers Holdings, Inc..............   300      23,325
  Merrill Lynch & Co., Inc................... 1,150      68,137
  Morgan Stanley Dean Witter & Co............   670      43,034
  Providian Financial Corp...................   900      53,280
                                                     ----------
                                                        526,552
                                                     ----------
Gas Pipelines -- 2.3%
  Dynegy, Inc. (Class "A" Stock).............   930      43,245
  Enron Corp................................. 1,190      58,310
  Williams Cos., Inc......................... 1,440      47,448
                                                     ----------
                                                        149,003
                                                     ----------
Instrument - Controls -- 1.0%
  Applera Corp.--Applied Biosystems Group(a). 2,430      65,003
                                                     ----------
Insurance -- 5.7%
  ACE, Ltd...................................   730      28,536
  AFLAC, Inc................................. 1,540      48,494
  American International Group, Inc..........   760      65,360
  CIGNA Corp.................................   900      86,238
  Hartford Financial Services Group,Inc......   720      49,248
  MetLife, Inc...............................   300       9,294
  SAFECO Corp................................   300       8,850
  St. Paul Cos., Inc.........................   600      30,414
  UnumProvident Corp......................... 1,440      46,253
                                                     ----------
                                                        372,687
                                                     ----------
Leisure -- 0.4%
  Harrah's Entertainment, Inc.(a)............   500      17,650
  Starwood Hotels & Resorts Worldwide, Inc...   200       7,456
                                                     ----------
                                                         25,106
                                                     ----------
Machinery -- 0.6%
  Deere & Co.................................   980      37,093
                                                     ----------
Media -- 5.7%
  Adelphia Communications Corp.
   (Class "A" Stock).........................   720      29,520
  AOL Time Warner, Inc.(a)...................   200      10,600
  Charter Communications, Inc.
   (Class "A" Stock)......................... 2,650      61,878
  Clear Channel Communications, Inc.(a)...... 1,110      69,597
  Comcast Corp. (Class "A" Stock)(a)......... 1,200      52,080
  Fox Entertainment Group, Inc.
   (Class "A" Stock)(a)...................... 1,070      29,853
  Viacom, Inc. (Class "B" Stock)(a).......... 2,258     116,851
                                                     ----------
                                                        370,379
                                                     ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

June 30, 2001 (Unaudited)


                                                               Value
        COMMON STOCKS                                 Shares  (Note 2)
        (Continued)                                   ------ ----------
        Miscellaneous - Basic Industry -- 4.1%
          AES Corp.(a)...............................  1,500 $   64,575
          Tyco International, Ltd....................  3,720    202,740
                                                             ----------
                                                                267,315
                                                             ----------
        Miscellaneous - Consumer Growth/Stable -- 0.3%
          Waters Corp.(a)............................    730     20,155
                                                             ----------
        Oil - Exploration/Production -- 1.2%
          Apache Corp................................    970     49,227
          Devon Energy Corp..........................    500     26,250
                                                             ----------
                                                                 75,477
                                                             ----------
        Oil & Gas Services -- 7.5%
          Cooper Cameron Corp.(a)....................    490     27,342
          El Paso Corp...............................  1,489     78,232
          Global Marine, Inc.(a).....................  3,570     66,509
          Grant Pride, Inc.(a).......................  5,910    103,366
          Noble Drilling Corp.(a)....................  1,370     44,868
          Santa Fe International Corp................  2,510     72,790
          Transocean Sedco Forex, Inc................  1,530     63,112
          Weatherford International, Inc.............    710     34,080
                                                             ----------
                                                                490,299
                                                             ----------
        Paper & Forest Products -- 1.2%
          Aracruz Celulose SA ADR (Brazil)...........  1,235     23,094
          Jefferson Smurfit Group PLC, ADR (Ireland). 17,600     33,227
          Smurfit-Stone Container Corp...............  1,300     21,060
                                                             ----------
                                                                 77,381
                                                             ----------
        Real Estate Investment Trust -- 0.1%
          Pinnicle Holdings, Inc.(a).................    790      4,748
                                                             ----------
        Retail -- 3.9%
          Costco Wholesale Corp......................    840     34,507
          CVS Corp...................................    370     14,282
          Home Depot, Inc............................    460     21,413
          Kroger Co.(a)..............................  1,920     48,000
          Safeway, Inc.(a)...........................  1,640     78,720
          The Gap, Inc...............................  1,250     36,250
          Wal-Mart Stores, Inc.......................    500     24,400
                                                             ----------
                                                                257,572
                                                             ----------
        Semiconductors -- 0.9%
          Analog Devices, Inc.(a)....................    740     32,005
          Cypress Semiconductor Corp.................    500     11,925
          Lam Research Corp.(a)......................    100      2,965
          Teradyne, Inc.(a)..........................    400     13,240
                                                             ----------
                                                                 60,135
                                                             ----------
        Telecommunications -- 11.3%
          Allegiance Telecom, Inc.(a)................  2,890     43,321
          American Tower Corp. (Class "A" Stock)(a)..    590     12,195
          AT&T Wireless Group(a).....................  2,000     32,700
          China Mobile, Ltd., ADR (Hong Kong)(a).....    460     12,323
          China Mobile, Ltd., ADR (Hong Kong)(a)..... 10,000     52,693
          Completel Europe NV(a).....................  1,270      3,169
          Comverse Technology, Inc.(a)...............    100      5,712
          EchoStar Communications Corp.
           (Class "A" Stock)(a)......................  2,170     70,351
          General Motors Corp. (Class "H" Stock)(a)..  1,550     31,388
          Global Crossing, Ltd.(a)...................  5,320     45,965

                                                                  Value
     COMMON STOCKS                                     Shares    (Note 2)
     (Continued)                                      --------- ----------
     Telecommunications (cont'd.)
       Libertel NV(a)................................    1,220  $   10,819
       McLeodUSA, Inc. (Class "A" Stock)(a)..........      360       1,652
       Metromedia Fiber Network, Inc.(a).............    1,890       3,856
       Motorola, Inc.................................    2,500      41,400
       Nextel Partners, Inc. (Class "A" Stock)(a)....    1,200      18,624
       Nokia Oyj ADR (Finland).......................    1,540      33,942
       NTL, Inc.(a)..................................    1,820      21,931
       Partner Communications Co., Ltd., ADR
        (Israel)(a)..................................    4,845      23,159
       QUALCOMM, Inc.(a).............................      310      18,129
       Qwest Communications International, Inc.......    2,200      70,114
       Sprint Corp.(a)...............................    3,339      80,637
       Tekelec(a)....................................      890      24,119
       Tele1 Europe Holding AB(a)....................    1,310       2,724
       Telesystem International Wireless, Inc.(a)....        6          33
       Vodafone Group PLC, ADR
        (United Kingdom).............................   27,579      61,398
       Vodafone Group PLC, ADR
        (United Kingdom).............................      212       4,738
       Williams Communications Group, Inc.(a)........    1,405       4,145
       Winstar Communications, Inc.(a)...............      930          47
       XO Communications, Inc.
        (Class "A" Stock)(a).........................    4,940       9,485
                                                                ----------
                                                                   740,769
                                                                ----------
     Trucking/Shipping -- 0.6%
       FedEx Corp....................................      790      31,758
       United Parcel Service, Inc. (Class "B" Stock).      140       8,092
                                                                ----------
                                                                    39,850
                                                                ----------
     Utilities - Electric -- 1.4%
       Calpine Corp.(a)..............................    2,421      91,514
                                                                ----------
     TOTAL LONG-TERM INVESTMENTS
       (cost $6,079,792).....................................   5,464,963
                                                                ----------
                                                      Principal
                                                       Amount
     SHORT-TERM                                         (000)
     INVESTMENT -- 17.2%                              ---------
     Repurchase Agreement
       Joint Repurchase Agreement Account
        3.97%, 07/02/01
        (cost $1,119,000; Note 5)....................  $ 1,119   1,119,000
                                                                ----------
     TOTAL INVESTMENTS -- 100.9%
       (cost $7,198,792; Note 6).............................   6,583,963
     LIABILITIES IN EXCESS OF OTHER
      ASSETS -- (0.9)%.........................................    (57,327)
                                                                ----------
     NET ASSETS -- 100.0%...................................... $6,526,636
                                                                ==========

The following abbreviations are used in portfolio descriptions:

AB  Aktiebolag (Swedish Stock Company)
ADR American Depository Receipt
AG  Aktiengesellschaft (German Stock Company)
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                        SP MFS MID-CAP GROWTH PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 92.9%                      Value
                                           Shares  (Note 2)
COMMON STOCKS                              ------ -----------
Agricultural Equipment -- 1.1%
  AGCO Corp............................... 12,020 $   109,983
                                                  -----------
Commercial Services -- 1.8%
  Concord EFS, Inc.(a)....................  3,500     182,035
                                                  -----------
Computer Services -- 11.5%
  Adobe Systems, Inc......................  5,890     276,830
  Citrix Systems, Inc.(a)................. 16,800     586,320
  Netegrity, Inc.(a)......................  3,840     115,200
  Rational Software Corp.(a)..............  6,160     172,788
  Siebel Systems, Inc.(a).................    290      13,601
                                                  -----------
                                                    1,164,739
                                                  -----------
Data Processing -- 4.7%
  CSG Systems International, Inc.(a)......  7,480     433,840
  Global Payments, Inc....................  1,422      42,802
                                                  -----------
                                                      476,642
                                                  -----------
Drugs & Medical Supplies -- 4.9%
  ArthroCare Corp.(a).....................    140       3,661
  Cytyc Corp.(a).......................... 18,270     421,124
  IntraBiotics Pharmaceuticals, Inc.(a)...  3,530       5,118
  Unilab Corp.(a).........................    100       2,520
  United Therapeutics Corp.(a)............  2,100      28,035
  VISX, Inc.(a)...........................  1,600      30,960
                                                  -----------
                                                      491,418
                                                  -----------
Energy -- 0.1%
  Reliant Resources, Inc.(a)..............    270       6,669
                                                  -----------
Financial Services
  Instinet Group, Inc.(a).................    250       4,660
                                                  -----------
Instrument - Controls -- 1.4%
  Applera Corp.--Applied Biosystems Group.  5,200     139,100
                                                  -----------
Insurance -- 0.2%
  Willis Group Holdings, Ltd.(a)..........  1,420      25,205
                                                  -----------
Internet -- 23.3%
  Akamai Technologies, Inc.(a)............ 21,360     195,978
  CheckFree Corp.(a)...................... 13,240     464,327
  CNET Networks, Inc.(a).................. 16,078     209,014
  Digex, Inc.(a)..........................  3,060      39,780
  Internap Network Services Corp.(a)...... 32,720     106,995
  Internet Security Systems, Inc.(a)......  7,050     342,348
  RSA Security, Inc.(a)...................  7,580     234,601
  S1 Corp.(a)............................. 17,330     242,620
  SportsLine.com, Inc.(a).................    100         230
  Switchboard, Inc.(a)....................  2,660      15,694
  VeriSign, Inc.(a).......................  8,290     497,483
  Vignette Corp.(a).......................  1,420      12,595
                                                  -----------
                                                    2,361,665
                                                  -----------
Networking Products -- 3.7%
  Cable Design Technologies Corp.(a)......  3,500      56,560
  Computer Network Technology Corp.(a)....  2,260      23,979
  Emulex Corp.(a).........................  2,680     108,272
  JNI Corp.(a)............................    360       5,040
  ONI Systems Corp.(a)....................  6,400     178,560
                                                  -----------
                                                      372,411
                                                  -----------

                                                      Value
COMMON STOCKS                              Shares    (Note 2)
(Continued)                               -------   -----------
Oil & Gas Exploration & Production -- 13.6%
  Devon Energy Corp......................    8,070  $   423,675
  Diamond Offshore Drilling, Inc.........    5,740      189,707
  EOG Resources, Inc.....................   10,700      380,385
  Houston Exploration Co.(a).............    8,090      252,812
  Newfield Exploration Co.(a)............    3,300      105,798
  Noble Affiliates, Inc..................      770       27,220
                                                    -----------
                                                      1,379,597
                                                    -----------
Oil & Gas Services -- 14.0%
  Apache Corp............................    8,100      411,075
  Aquila, Inc. (Class "A" Stock)(a)......      100        2,465
  BJ Services Co.(a).....................    1,580       44,840
  Cooper Cameron Corp.(a)................    3,070      171,306
  Global Industries, Ltd.(a).............    7,110       88,662
  Global Marine, Inc.(a).................    7,810      145,500
  Noble Drilling Corp.(a)................   11,410      373,677
  Transocean Sedco Forex, Inc............    4,490      185,213
                                                    -----------
                                                      1,422,738
                                                    -----------
Publishing -- 1.3%
  Scholastic Corp.(a)....................    3,090      130,089
                                                    -----------
Real Estate Investment Trust
  Pinnacle Holdings, Inc.(a).............      340        2,043
                                                    -----------
Telecommunications -- 11.3%
  American Tower Corp. (Class "A" Stock).   11,880      245,560
  Aware, Inc.(a).........................      540        4,860
  CIENA Corp.(a).........................    4,600      174,800
  Comverse Technology, Inc.(a)...........    4,210      240,391
  EchoStar Communications Corp.
   (Class "A" Stock)(a)..................    9,100      295,022
  General Motors Corp.
   (Class "H" Stock)(a)..................    4,660       94,365
  SBA Communcations Corp.(a).............      300        7,425
  Tekelec(a).............................    2,930       79,403
                                                    -----------
                                                      1,141,826
                                                    -----------
TOTAL LONG-TERM INVESTMENTS
 (cost $10,099,521)................................   9,410,820
                                                    -----------
                                          Principal
                                           Amount
SHORT-TERM                                  (000)
INVESTMENT -- 5.1%                        ---------
Repurchase Agreement
  Joint Repurchase Agreement Account,
   3.97%, 07/02/01
   (cost $516,000).......................  $   516      516,000
TOTAL INVESTMENTS -- 98.0%
 (cost $10,615,521; Note 6)........................   9,926,820
                                                    -----------
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 2.0%...............................     200,669
                                                    -----------
NET ASSETS -- 100.0%............................... $10,127,489
                                                    ===========

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

                         SP PIMCO HIGH YIELD PORTFOLIO

June 30, 2001 (Unaudited)


                                                                                              Principal
LONG-TERM INVESTMENTS -- 89.2%                                      Moody's Interest Maturity  Amount     Value
LONG-TERM BONDS -- 87.1%                                            Rating    Rate     Date     (000)    (Note 2)
CORPORATE BONDS -- 81.8%                                            ------- -------- -------- --------- -----------
Aerospace -- 0.9%
  Alliant Techsystems, Inc., Sr. Sub. Notes........................   B2       8.50% 05/15/11  $  100   $   101,000
  K&F Industries, Inc., Sr. Sub. Notes, Ser. B.....................   B2       9.25% 10/15/07     100       102,550
                                                                                                        -----------
                                                                                                            203,550
                                                                                                        -----------
Airlines -- 0.9%
  Continental Airlines, Inc., Pass-Through Certs...................  Baa1     7.033% 06/15/11     100        99,361
  US Airways, Inc., Pass-Through Certs., Ser. 93-A2................   B1      9.625% 09/01/03     100        99,574
                                                                                                        -----------
                                                                                                            198,935
                                                                                                        -----------
Auto - Cars & Trucks -- 0.4%
  Arvin Capital I, Gtd. Notes......................................  Ba1       9.50% 02/01/27      50        35,608
  Lear Corp., Sub. Notes...........................................  Ba3       9.50% 07/15/06      50        52,338
                                                                                                        -----------
                                                                                                             87,946
                                                                                                        -----------
Broadcasting & Other Media -- 5.2%
  American Media Operations, Inc., Sr. Sub. Notes..................   B2      10.25% 05/01/09     200       206,000
  Clear Channel Communications, Inc., Gtd. Notes...................  Ba1       8.00% 11/01/08     150       156,000
  Echostar DBS Corp., Sr. Notes....................................   B1       9.25% 02/01/06     100        98,300
  Echostar DBS Corp., Sr. Notes....................................   B1      9.375% 02/01/09     150       146,250
  Hollinger International Publishing, Inc., Sr. Notes..............  Ba2      8.625% 03/15/05     250       248,750
  PRIMEDIA, Inc., Sr. Notes........................................  Ba3      10.25% 06/01/04     250       258,750
  Young Broadcasting, Inc., Sr. Sub. Notes.........................   B2      10.00% 03/01/11     100        95,500
                                                                                                        -----------
                                                                                                          1,209,550
                                                                                                        -----------
Building Products -- 1.0%
  American Standard, Inc., Gtd. Notes..............................  Ba2      7.375% 04/15/05     225       223,875
                                                                                                        -----------
Cable -- 9.8%
  Adelphia Communications Corp., Sr. Disc. Notes, Class A..........   B2        Zero 03/15/03      50        40,750
  Adelphia Communications Corp., Sr. Notes.........................   B2      7.875% 05/01/09     150       133,500
  British Sky Broadcasting Group PLC, Gtd. Notes (United Kingdom)..  Ba1       7.30% 10/15/06     200       196,202
  British Sky Broadcasting Group PLC, Gtd. Notes (United Kingdom)..  Ba1       8.20% 07/15/09      50        49,438
  Charter Communication Holdings LLC, Sr. Notes....................   B2       8.25% 04/01/07     100        93,500
  Charter Communication Holdings LLC, Sr. Notes....................   B2      9.625% 11/15/09     200       200,250
  Charter Communication Holdings LLC, Sr. Disc. Notes, Zero Coupon
   (until 04/01/04)................................................   B2       9.92% 04/01/11      50        34,000
  Charter Communication Holdings LLC, Sr. Notes....................   B2      10.00% 04/01/09      75        76,125
  Comcast Corp., Sr. Notes.........................................  Baa2     8.875% 04/01/07     100       106,542
  CSC Holdings, Inc., Sr. Notes....................................  Ba1      7.625% 04/01/11     250       238,075
  CSC Holdings, Inc., Sr. Notes, Ser. B............................  Ba1      8.125% 07/15/09     300       297,012
  Fox Sports Networks LLC, Sr. Notes...............................  Ba1      8.875% 08/15/07     150       156,750
  LIN Television Corp., Sr. Notes..................................   B1       8.00% 01/15/08     100        96,500
  Mediacom LLC, Sr. Notes..........................................   B2       9.50% 01/15/13     120       115,200
  Rogers Cablesystems, Sr. Notes, Ser. B (Canada)..................  Baa3     10.00% 03/15/05     250       265,000
  Telewest Communications PLC, Sr. Notes (United Kingdom)..........   B2      9.875% 02/01/10     100        83,000
  Telewest Communications PLC, Deb. (United Kingdom)...............   B2      11.00% 10/01/07      50        41,500
  United Pan-Europe Communications NV, Sr. Notes, Ser. B...........  Caa1    10.875% 11/01/07     120        43,200
                                                                                                        -----------
                                                                                                          2,266,544
                                                                                                        -----------
Chemicals -- 4.6%
  Equistar Chemicals, LP...........................................  Ba1       8.75% 02/15/09     100        91,454
  Hercules, Inc., Gtd. Notes.......................................  Ba2     11.125% 11/15/07     170       168,300
  Huntsman Corp., Sr. Sub. Notes...................................  Caa1      9.50% 07/01/07     100        67,500
  Huntsman ICI Chemicals LLC, Gtd. Notes...........................   B2     10.125% 07/01/09     100        98,500
  ISP Holdings, Inc., Sr. Notes, Ser. B............................   B2       9.75% 02/15/02     250       250,000
  Lyondell Chemical Co., Deb. Notes................................  Ba3      9.375% 12/15/05      55        55,550
  Lyondell Chemical Co., Sr. Sec'd. Notes, Ser. A..................  Ba3      9.625% 05/01/07     100        99,750
  MacDermid, Inc., Gtd. Notes......................................  Ba3      9.125% 07/15/11     100       100,500
  Millennium America Inc., Sr. Notes...............................  Ba1       9.25% 06/15/08     125       124,375
                                                                                                        -----------
                                                                                                          1,055,929
                                                                                                        -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

June 30, 2001 (Unaudited)


                                                                                 Principal
                                                       Moody's Interest Maturity  Amount     Value
                                                       Rating    Rate     Date     (000)    (Note 2)
CORPORATE BONDS (Continued)                            ----    -------  -------- ------    -----------
Containers -- 1.1%
  Ball Corp., Gtd. Notes..............................   B1       8.25% 08/01/08  $  100   $   101,000
  Consolidated Container Co. LLC, Gtd. Notes..........   B2     10.125% 07/15/09      50        49,750
  Stone Container Corp., Sr. Notes....................   B2       9.75% 02/01/11     100       102,000
                                                                                           -----------
                                                                                               252,750
                                                                                           -----------
Diversified Operations -- 1.7%
  FLAG, Ltd., Sr. Notes (Bermuda).....................  Ba3       8.25% 01/30/08     100        78,000
  Owens & Minor, Inc., Sr. Sub. Notes.................   B1       8.50% 07/15/11     100       101,625
  SPX Corp., Notes....................................  Ba3       9.40% 06/14/21     100       110,716
  Trizec Finance, Ltd., Sr. Notes (Canada)............  Baa3    10.875% 10/15/05     100       104,000
                                                                                           -----------
                                                                                               394,341
                                                                                           -----------
Drugs & Health Care -- 7.3%
  Apria Healthcare Group, Inc., Sr. Sub. Notes,.......   B2       9.50% 11/01/02     100       100,250
  Beckman Coulter, Inc., Gtd, Notes...................  Baa3      7.10% 03/04/03     160       162,008
  Bergen Brunswig Corp., Sr. Notes....................  Ba3      7.375% 01/15/03     135       133,149
  Davita, Inc., Gtd. Notes............................   B2       9.25% 04/15/11     150       153,000
  HCA-The Healthcare Co...............................  Ba1       7.00% 07/01/07     300       288,000
  HCA-The Healthcare Co...............................  Ba1      7.125% 06/01/06     100        98,750
  HCA-The Healthcare Co...............................  Ba1       8.70% 02/10/10      50        52,250
  HCA-The Healthcare Co...............................  Ba1       8.75% 09/01/10      50        53,125
  Omnicare, Inc., Sr. Sub. Notes......................  Ba2      8.125% 03/15/11     150       151,500
  PharMerica, Inc., Gtd. Notes........................   B3      8.375% 04/01/08     150       145,500
  PSS World Medical, Inc., Gtd. Notes.................   B2       8.50% 10/01/07     100        89,000
  Tenet Healthcare Corp., Sr. Notes, Ser. B...........  Ba1      7.625% 06/01/08     100       101,625
  Tenet Healthcare Corp., Sr. Notes...................  Ba1      7.875% 01/15/03     150       152,250
                                                                                           -----------
                                                                                             1,680,407
                                                                                           -----------
Energy -- 1.9%
  CMS Energy Corp., Sr. Notes, Ser. B.................  Ba3       6.75% 01/15/04     100        95,500
  CMS Energy Corp., Sr. Notes.........................  Ba3       7.50% 01/15/09     200       186,406
  P&L Coal Holdings Corp., Sr. Notes, Ser. B..........  Ba3      8.875% 05/15/08     148       155,400
                                                                                           -----------
                                                                                               437,306
                                                                                           -----------
Entertainment -- 2.2%
  Harrahs Operating Co., Inc., Gtd. Sr. Sub. Notes....  Ba2      7.875% 12/15/05     300       304,500
  Park Place Entertainment Corp., Sr. Sub. Notes......  Ba2      7.875% 12/15/05     200       200,500
                                                                                           -----------
                                                                                               505,000
                                                                                           -----------
Financial -- 0.9%
  Golden State Holdings, Sr. Notes....................  Ba1       7.00% 08/01/03     200       199,848
                                                                                           -----------
Food & Beverage -- 1.5%
  Constellation Brands, Inc., Sr. Notes, Ser. A.......  Ba2       8.00% 02/15/08     250       249,375
  SC International Services, Inc., Gtd. Notes, Ser. B.   B2       9.25% 09/01/07     100       107,125
                                                                                           -----------
                                                                                               356,500
                                                                                           -----------
Forest & Paper -- 0.7%
  Tembec Industries, Inc., Gtd. Notes.................  Ba1       8.50% 02/01/11     150       152,250
                                                                                           -----------
Gaming -- 5.3%
  Horseshoe Gaming Holding Corp., Gtd. Notes, Ser. B..   B2      8.625% 05/15/09     100       101,000
  International Game Technology, Sr. Notes............  Ba1      8.375% 05/15/09     200       204,000
  Jupiters, Ltd., Gtd. Notes..........................  Ba2       8.50% 03/01/06     100        99,750
  Mandalay Resort Group, Sr. Sub. Notes...............  Ba3       6.75% 07/15/03     250       242,500
  MGM Mirage, Inc., Sr. Notes.........................  Baa3      8.50% 09/15/10     250       260,470
  Mohegan Tribal Gaming Authority, Sr. Notes..........  Ba2      8.125% 01/01/06     200       202,500
  Station Casinos, Inc., Sr. Sub. Notes...............   B1      8.875% 12/01/08     100       100,500
                                                                                           -----------
                                                                                             1,210,720
                                                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

June 30, 2001 (Unaudited)


                                                                                   Principal
                                                         Moody's Interest Maturity  Amount     Value
                                                         Rating    Rate     Date     (000)    (Note 2)
CORPORATE BONDS (Continued)                              ----    -------  -------- ------    -----------
Hospitals/Hospital Management -- 2.0%
  Beverly Enterprises, Inc., Sr. Notes..................   B1      9.625% 04/15/09  $  100   $   102,500
  Extendicare Health Services, Inc., Gtd. Notes.........   B3       9.35% 12/15/07     120       105,300
  HCR Manor Care, Inc., Sr. Notes.......................  Ba1       7.50% 06/15/06      50        49,770
  Manor Care, Inc., Sr. Notes...........................   NR       8.00% 03/01/08     100       100,594
  Triad Hospitals, Inc., Gtd. Notes.....................   B1       8.75% 05/01/09     100       101,750
                                                                                             -----------
                                                                                                 459,914
                                                                                             -----------
Lodging -- 3.0%
  Extended Stay America, Inc., Sr. Sub. Notes...........   B2      9.875% 06/15/11     100        99,250
  HMH Properties, Inc., Sr. Notes, Ser. C...............  Ba2       8.45% 12/01/08     300       291,000
  John Q. Hammons Hotels, Inc...........................   B2      8.875% 02/15/04     100        99,000
  Starwood Hotels & Resorts.............................  Ba1       6.75% 11/15/05     200       194,758
                                                                                             -----------
                                                                                                 684,008
                                                                                             -----------
Machinery -- 0.4%
  Briggs & Stratton Corp., Sr. Notes....................  Ba1      8.875% 03/15/11     100       100,843
                                                                                             -----------
Manufacturing -- 0.7%
  Dresser, Inc., Sr. Sub. Notes.........................   B2      9.375% 04/15/11     150       151,875
                                                                                             -----------
Oil & Gas Exploration & Production -- 9.8%
  Canadian Forest Oil, Ltd., Gtd. Notes (Canada)........   B1       8.75% 09/15/07      50        51,000
  El Paso Energy Partners LP, Gtd. Sr. Sub. Notes.......   B1       8.50% 06/01/11     100       100,000
  Forest Oil Corp., Sr. Notes...........................  Ba3       8.00% 06/15/08      50        48,750
  HS Resources, Inc., Gtd. Notes........................   B1       9.25% 11/15/06     100       105,250
  Key Energy Services, Inc., Sr. Notes..................  Ba3      8.375% 03/01/08     250       251,815
  Leviathan Gas Pipeline Partners, LP, Gtd. Notes.......   B1     10.375% 06/01/09     100       106,500
  Newpark Resources, Inc., Gtd. Notes, Ser. B...........   B2      8.625% 12/15/07     125       123,750
  Ocean Energy, Inc., Gtd. Notes, Ser. B................  Ba1      8.875% 07/15/07     200       210,696
  Pioneer Natural Resources Co., Sr. Notes..............  Ba1      9.625% 04/01/10     200       223,000
  Pogo Producing Co., Sr. Sub. Notes....................   NR       8.25% 04/15/11     100       100,000
  Pride International, Inc., Sr. Notes..................  Ba3      9.375% 05/01/07     100       105,250
  Santa Fe Energy Resources, Gtd. Notes.................  Baa3      8.75% 06/15/07     150       159,402
  Sesi LLC, Gtd. Notes..................................   B1      8.875% 05/15/11     100       100,250
  Vintage Petroleum, Inc., Sr. Sub. Notes...............  Ba3       9.00% 12/15/05     200       203,500
  WCG Note Trust, Sr. Sec'd Notes.......................  Baa3      8.25% 03/15/04     100        99,785
  Western Gas Resources, Inc., Gtd. Notes...............  Ba3      10.00% 06/15/09     100       107,000
  XTO Energy, Inc., Sr. Sub. Notes, Ser B...............   B1       8.75% 11/01/09     150       154,875
                                                                                             -----------
                                                                                               2,250,823
                                                                                             -----------
Printing & Publishing -- 1.3%
  Canwest Media, Inc., Sr. Sub. Notes (Canada)..........   B2     10.625% 05/15/11     100       101,500
  Garden State Newspapers, Inc., Sr. Sub. Notes, Ser. B.   B1       8.75% 10/01/09     100        97,500
  Quebecor Media, Inc., Sr. Notes (Canada)..............   B2     11.125% 07/15/11     100        97,794
                                                                                             -----------
                                                                                                 296,794
                                                                                             -----------
Real Estate -- 1.1%
  Choctaw Resort Development, Sr. Notes.................   B1       9.25% 04/01/09     150       153,000
  Forest City Enterprises, Inc., Sr. Notes..............  Ba3       8.50% 03/15/08     100        94,250
                                                                                             -----------
                                                                                                 247,250
                                                                                             -----------
Retail -- 1.7%
  AmeriGas Partners LP, Sr. Notes.......................  Ba3      10.00% 04/15/06     100        99,906
  AmeriGas Partners LP, Sr. Notes, Ser. B...............  Ba3     10.125% 04/15/07      50        51,000
  Ferrellgas Partners LP, Gtd. Notes, Ser. B............   B1      9.375% 06/15/06     150       150,750
  R.H. Donnelley, Inc., Sr. Sub. Notes..................   NR      9.125% 06/01/08     100       101,500
                                                                                             -----------
                                                                                                 403,156
                                                                                             -----------
Scientific Instruments -- 0.6%
  Fisher Scientific International, Inc., Sr. Sub. Notes.   B3       9.00% 02/01/08     150       147,000
                                                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

June 30, 2001 (Unaudited)


                                                                                                       Principal
                                                                             Moody's Interest Maturity  Amount     Value
                                                                             Rating    Rate     Date     (000)    (Note 2)
CORPORATE BONDS (Continued)                                                  ----    -------  -------- ------    -----------
Steel & Metals -- 0.4%
  Century Aluminum Co., Sr. Sec'd. Notes....................................  Ba3      11.75% 04/15/08  $  100   $   104,000
                                                                                                                 -----------
Telecommunications -- 8.0%
  360networks, Inc., Sr. Notes(a)...........................................   Ca      12.00% 08/01/09     250         5,000
  Adelphia Business Solutions, Inc., Sr. Notes, Ser. B......................   B3      12.25% 09/01/04      50        41,750
  American Cellular Corp., Sr. Sub. Notes...................................   B2       9.50% 10/15/09     100        94,000
  American Tower Corp., Sr. Notes...........................................   B3      9.375% 02/01/09      50        46,750
  AT&T Canada, Inc., Sr. Disc. Notes, Zero Coupon (until 06/15/03) (Canada).  Baa3      9.95% 06/15/08     125       108,671
  AT&T Wireless Services, Inc., Sr. Notes...................................  Baa2     7.875% 03/01/11     100       100,202
  Citizens Communications Co. (Class A).....................................  Baa2      8.50% 05/15/06      50        50,995
  Crown Castle International Corp., Sr. Notes...............................   B3      10.75% 08/01/11     100        95,000
  France Telecom SA (France)................................................   A3       7.75% 03/01/11     100       101,873
  Insight Midwest LP, Sr. Notes.............................................   B1       9.75% 10/01/09     200       206,000
  Level 3 Communications, Inc., Sr. Notes...................................  Caa1     9.125% 05/01/08     100        41,500
  Mastec, Inc., Sr. Sub. Notes, Ser. B......................................  Ba1       7.75% 02/01/08     100        84,000
  McLeodUSA, Inc., Sr. Notes................................................   B3      11.50% 05/01/09     100        56,000
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 9/15/02).   B1      10.65% 09/15/07      50        34,000
  NTL Communications Corp., Sr. Notes, Ser. B...............................   B2      11.50% 10/01/08      50        33,000
  Price Communications Wireless, Inc., Sr. Sec'd. Notes, Ser. B.............  Ba2      9.125% 12/15/06     250       258,750
  Rogers Cantel, Inc., Sr. Sec'd. Notes.....................................  Baa3      8.30% 10/01/07     150       144,375
  Rural Cellular Corp., Sr. Sub. Notes, Ser. B..............................   B3      9.625% 05/15/08     100        93,000
  Telecorp PCS, Inc., Gtd. Notes............................................   B3     10.625% 07/15/10     100        93,000
  Tritel PCS, Inc., Gtd. Notes..............................................   B3     10.375% 01/15/11     100        91,500
  Williams Communications Group, Inc., Sr. Notes............................  Caa1    10.875% 10/01/09      50        20,000
  XO Communications, Inc., Sr. Notes........................................  Caa1     10.75% 11/15/08     100        33,000
  XO Communications, Inc., Sr. Notes........................................  Caa1     10.75% 06/01/09      50        16,000
                                                                                                                 -----------
                                                                                                                   1,848,366
                                                                                                                 -----------
Utilities -- 3.5%
  Calpine Corp., Sr. Notes..................................................  Ba1      8.625% 08/15/10     350       340,326
  Electric Lightwave, Inc...................................................  Baa2      6.05% 05/15/04      50        47,084
  Mission Energy Holding Co., Sec'd. Notes..................................  Ba2      13.50% 07/15/08     100        97,790
  Niagara Mohawk Power Co., Sr. Disc. Notes, Ser. H.........................  Baa3      8.50% 07/01/10     150       129,864
  The AES Corp., Sr. Notes..................................................  Ba1      9.375% 09/15/10     200       200,930
                                                                                                                 -----------
                                                                                                                     815,994
                                                                                                                 -----------
Waste Management -- 3.9%
  Allied Waste North America, Inc., Gtd. Notes, Ser. B......................  Ba3      7.625% 01/01/06     100        98,500
  Allied Waste North America, Inc., Gtd. Notes, Ser. B......................  Ba3      7.875% 01/01/09     360       349,200
  Azurix Corp., Sr. Notes, Ser. B...........................................  Ba3     10.375% 02/15/07     100       100,000
  Waste Management, Inc.....................................................  Ba1      6.375% 12/01/03      75        75,388
  Waste Management, Inc., Gtd. Notes........................................  Ba1      6.875% 05/15/09     100        97,369
  Waste Management, Inc., Sr. Notes.........................................  Ba1      7.375% 08/01/10      75        75,113
  Waste Management, Inc., Deb...............................................  Ba1       7.65% 03/15/11     100       101,423
                                                                                                                 -----------
                                                                                                                     896,993
                                                                                                                 -----------
TOTAL CORPORATE BONDS
 (cost $19,258,408).............................................................................................  18,842,467
                                                                                                                 -----------
FOREIGN GOVERNMENT OBLIGATIONS -- 0.5%
United Mexican States (Mexico)
 (cost $112,991)............................................................  Baa3    10.375% 02/17/09     100       111,900
                                                                                                                 -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.3%
Federal National Mortgage Association
 (cost $990,313)....................................................................    6.00% 08/16/16   1,000       985,000
                                                                                                                 -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

June 30, 2001 (Unaudited)


                                                                        Principal
                                              Moody's Interest Maturity  Amount     Value
                                              Rating    Rate     Date     (000)    (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%   ---     ------   -------- ------    -----------
  Washington Mutual, Ser.1999-WM1, Class 3A2
   (cost $126,328)...........................   Aaa     6.399% 10/19/39  $  125   $   128,870
                                                                                  -----------
TOTAL LONG-TERM BONDS
 (cost $20,488,040)..............................................................  20,068,237
                                                                                  -----------

                                                                         Shares
PREFERRED STOCKS -- 2.1%                                                ---------
 Adelphia Communications Corp., Ser. B, 13.00%........................   1,000        95,000
  Fresenius Medical Capital Trust II, 7.875%.........................     400       390,000
                                                                                  -----------
TOTAL PREFERRED STOCKS
 (cost $494,298).................................................................     485,000
                                                                                  -----------
TOTAL LONG-TERM INVESTMENTS
 (cost $20,982,338)..............................................................  20,553,237
                                                                                  -----------

                                                                        Principal
                                              Moody's Interest Maturity  Amount
SHORT-TERM INVESTMENTS -- 17.1%               Rating    Rate     Date     (000)
CORPORATE BONDS -- 0.7%                       ------- -------- -------- ---------
  Golden State Holdings, Sr. Notes...........   Ba1      6.75% 08/01/01  $  150       149,919
                                                                                  -----------
COMMERCIAL PAPER -- 4.7%
  Abbey National North American Corp.........   P-1      3.93% 09/19/01     200       198,258
  General Electric Capital Corp..............   P-1      3.86% 10/02/01     200       198,006
  General Electric Capital Corp..............   P-1      3.94% 08/15/01     200       199,015
  Monsanto Co., Ser. B.......................   P-1      3.91% 09/19/01     500       495,655
                                                                                  -----------
                                                                                1,090,934
                                                                                  -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.6%
  Federal Home Loan Bank, Disc. Notes..............     3.94% 08/03/01     100        99,639
  Federal National Mortgage Assn., Disc. Notes.....      Zero 10/25/01     500       493,459
                                                                                  -----------
                                                                                  593,098
                                                                                  -----------
REPURCHASE AGREEMENT -- 9.1%
  Joint Repurchase Agreement Account (Note 5)......     3.97% 07/02/01   2,097     2,097,000
                                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
 (cost $3,930,941)...............................................................   3,930,951
                                                                                  -----------
TOTAL INVESTMENTS -- 106.3%
 (cost $24,913,279; Note 6)......................................................  24,484,188
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.3%)..................................  (1,447,913)
                                                                                  -----------
TOTAL NET ASSETS -- 100.0%....................................................... $23,036,275
                                                                                  ===========

The following abbreviations are used in portfolio descriptions:

LLC Limited Liability Company (British Corporation)
LP  Limited Partnership
NR  Not Rated by Moody's or Standard & Poor's
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Represents issuer in default on interest payments, non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

                        SP PIMCO TOTAL RETURN PORTFOLIO

June 30, 2001 (Unaudited)



                                                                                     Principal
                                                           Moody's Interest Maturity  Amount     Value
LONG-TERM INVESTMENTS -- 93.6%                             Rating    Rate     Date     (000)    (Note 2)
LONG-TERM BONDS                                            ------- -------- -------- --------- -----------
ASSET BACKED SECURITIES -- 10.2%
  Accredited Mortgage Loan Trust, Series 2000-1(b)........  Aaa      4.409% 02/25/30  $  743   $   744,675
  Advanta Mortgage Loan Trust, Series 1999-4(b)...........  Aaa       4.18% 11/25/29     193       192,829
  Block Mortgage Finance, Inc., Series 1998-2(b)..........  Aaa      4.269% 08/25/28     638       636,793
  Brazos Student Loan Finance Corp.(b), Series 1998-A.....  Aaa      5.099% 06/01/23     600       598,239
  First Security Auto Grantor Trust, Series 1998-4........  Aaa       5.97% 04/15/04      74        74,506
  FNF Funding X LLC, Series 1.............................  Aaa       5.65% 01/20/07     293       292,619
  Irwin Home Equity, Series 1997-1(b).....................  Aaa       4.19% 08/15/18   1,076     1,073,695
  New York City Tax Lien, Series 1997-1(b)................  A(c)      6.65% 05/25/05       8         7,633
  Signet Helco Trust, Series 1995-A(b)....................  Aaa      4.424% 06/20/04     835       835,249
                                                                                               -----------
                                                                                                 4,456,238
                                                                                               -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.3%
  Allied Capital Commercial Mortgage Trust, Series 1998-1. AAA(c)     6.31% 01/01/28      13        13,068
  G-Wing, Ltd., Series 2001-WH1A(b)....................... BBB(c)    6.681% 11/06/11     300       300,000
  Homeside Mortgage Securities Trust, Series 2001-1(b)....  Aaa      5.018% 01/20/27     462       461,563
  Mellon Residential Funding Corp., Series 1999-TBC2...... AAA(c)     6.58% 07/25/29     410       412,979
  Mortgage Capital Funding, Inc., Series 1996-MC1......... AAA(c)     7.90% 02/15/06     300       322,872
  Nomura Asset Securities Corp., Series 1995-MD3.......... AAA(c)     8.17% 04/04/27     175       175,698
  PNC Mortgage Securities Corp., Series 2001-1............  Aaa       7.50% 02/25/31     241       247,420
  Residential Accredit Loans, Inc., Series 1997-QS1.......  Aaa       6.75% 02/25/27     231       230,899
  Washington Mutual, Inc., Series 1999-WM1................   NR      6.605% 10/19/39     588       591,729
                                                                                               -----------
                                                                                                 2,756,228
                                                                                               -----------
CORPORATE BONDS -- 6.2%
Financial Services -- 1.4%
  Bear Stearns & Co., Inc., M.T.N.(b).....................   A2      4.676% 05/24/04     300       299,948
  General Motors Acceptance Corp..........................   A2      5.875% 01/22/03     300       303,861
                                                                                               -----------
                                                                                                   603,809
                                                                                               -----------
Oil & Gas -- 1.2%
  Kerr-McGee Corp.(b).....................................  Baa1      4.48% 06/28/04     500       500,000
                                                                                               -----------
Shipbuilding -- 1.1%
  Puerto Quetzal Power LLC................................   NR       6.47% 06/15/12     478       488,992
                                                                                               -----------
Telecommunications -- 1.5%
  British Telecom PLC (United Kingdom)(b).................  Baa1     5.185% 12/15/03     160       161,865
  France Telecom SA (France)(b)...........................   A3      5.149% 03/14/03     500       505,819
                                                                                               -----------
                                                                                                   667,684
                                                                                               -----------
Utility - Electric -- 1.0%
  Commonwealth Edison Co..................................   A3      7.375% 09/15/02     420       432,054
                                                                                               -----------
Total corporate bonds.........................................................................   2,692,539
                                                                                               -----------

FOREIGN GOVERNMENT BONDS -- 2.7%
  German Government Bonds (Germany).......................  Aaa       6.50% 07/04/27   1,270     1,177,551
                                                                                               -----------

MUNICIPAL BONDS -- 0.6%
  Chicago, Ill., G.O., Proj. & Ref., Series A.............  Aaa       5.00% 01/01/41     300       276,600
                                                                                               -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 13.5%
  United States Treasury Note.............................           3.375% 01/15/07   3,349     3,389,571
  United States Treasury Note.............................           3.625% 07/15/02     607       618,828
  United States Treasury Note.............................           3.625% 01/15/08   1,095     1,119,331
  United States Treasury Strips...........................             Zero 02/15/15   1,550       692,804
  United States Treasury Strips...........................             Zero 05/15/18     200        72,340
                                                                                               -----------
                                                                                                 5,892,874
                                                                                               -----------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 54.1%
  Federal Home Loan Bank..................................            6.50% 08/14/09   6,000     6,168,120
  Federal Home Loan Mortgage Corp.........................            6.00% 03/15/17   1,189        91,799

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

June 30, 2001 (Unaudited)


                                                                                                              Principal
                                                                           Moody's Interest     Maturity       Amount
                                                                           Rating    Rate         Date          (000)
LONG-TERM BONDS (Continued)                                                ---     ------   ----------------- ----------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES (cont'd.)
  Federal National Mortgage Association...................................            6.20%          08/23/31 $      400
  Federal National Mortgage Association...................................            6.50%          06/01/31        300
  Federal National Mortgage Association...................................            7.50%          07/16/31      3,000
  Government National Mortgage Association................................            6.00% 01/15/29-07/15/29      1,211
  Government National Mortgage Association................................            6.50%          07/24/31      3,000
  Government National Mortgage Association................................            7.00%          07/24/31      1,000
  Government National Mortgage Association................................           7.375% 04/20/25-05/20/25        421
  Government National Mortgage Association................................            7.50%          07/24/31      3,750
  Government National Mortgage Association................................            7.75% 08/20/24-08/20/27      1,740
  Government National Mortgage Association................................            8.00%          07/24/31      2,000
  Government National Mortgage Association................................            9.00% 07/15/30-10/15/30        300



TOTAL LONG-TERM INVESTMENTS
 (cost $40,810,336).....................................................................................................

SHORT-TERM INVESTMENTS -- 39.8%
OTHER CORPORATE OBLIGATIONS -- 5.0%
  DaimlerChrysler NA Holding Corp.........................................   A3      7.125%          03/01/02        200
  Golden State Holdings...................................................   Ba1      6.75%          08/01/01        200
  Heller Financial, Inc., M.T.N.(b).......................................   A3       4.74%          10/22/01        300
  UBS Finance (Delaware), Inc.............................................   NR       3.77%          08/23/01      1,500



U.S. GOVERNMENT OBLIGATIONS -- 0.2%
  United States Treasury Bill(d)..........................................           3.359%          10/18/01         10
  United States Treasury Bill(d)..........................................           3.383%          10/18/01         35
  United States Treasury Bill(d)..........................................            3.47%          10/18/01         10
  United States Treasury Bill(d)..........................................            3.53%          10/18/01         10



REPURCHASE AGREEMENTS -- 34.5%
  Joint Repurchase Agreement Account, (Note 5)............................           3.973%          07/02/01     15,033

OPTIONS PURCHASED(a) -- 0.1%
Call Options                                                                                                  Contracts
                                                                                                              ----------
  Interest Rate Swap, 5.50% over 3 Month Libor, expiring 04/29/02 @ $5.50.                                        56,000
  United States Treasury Notes Futures, expiring 08/25/01 @ $96.00........                                             2



Put Options
  Eurodollar Futures, expiring 12/17/01 @ $95.25..........................                                           130
  Eurodollar Futures, expiring 09/14/01 @ $93.25..........................                                            43
  Eurodollar Futures, expiring 12/17/01 @ $92.50..........................                                           380
  Government National Mortgage Assoc., expiring 07/17/01 @ $89.05.........                                            30
  Government National Mortgage Assoc., expiring 07/17/01 @ $90.94.........                                            30



TOTAL OPTIONS PURCHASED.................................................................................................

TOTAL SHORT-TERM INVESTMENTS
 (cost $17,350,977).....................................................................................................

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENT SOLD SHORT -- 133.4%
  (cost $58,161,313; Note 6)..........................................................................................


                                                                              Value
                                                                             (Note 2)
LONG-TERM BONDS (Continued)                                                ------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES (cont'd.)
  Federal National Mortgage Association................................... $    400,628
  Federal National Mortgage Association...................................      260,860
  Federal National Mortgage Association...................................    3,060,930
  Government National Mortgage Association................................    1,172,908
  Government National Mortgage Association................................    2,967,180
  Government National Mortgage Association................................    1,008,750
  Government National Mortgage Association................................      427,538
  Government National Mortgage Association................................    3,844,912
  Government National Mortgage Association................................    1,778,796
  Government National Mortgage Association................................    2,071,880
  Government National Mortgage Association................................      316,194
                                                                           ------------
                                                                             23,570,495
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $40,810,336).......................................................   40,822,525
                                                                           ------------
SHORT-TERM INVESTMENTS -- 39.8%
OTHER CORPORATE OBLIGATIONS -- 5.0%
  DaimlerChrysler NA Holding Corp.........................................      202,306
  Golden State Holdings...................................................      199,892
  Heller Financial, Inc., M.T.N.(b).......................................      300,267
  UBS Finance (Delaware), Inc.............................................    1,491,675
                                                                           ------------
                                                                              2,194,140
                                                                           ------------
U.S. GOVERNMENT OBLIGATIONS -- 0.2%
  United States Treasury Bill(d)..........................................        9,898
  United States Treasury Bill(d)..........................................       34,641
  United States Treasury Bill(d)..........................................        9,895
  United States Treasury Bill(d)..........................................        9,861
                                                                           ------------
                                                                                 64,295
                                                                           ------------
REPURCHASE AGREEMENTS -- 34.5%
  Joint Repurchase Agreement Account, (Note 5)............................   15,033,000
                                                                           ------------
OPTIONS PURCHASED(a) -- 0.1%
Call Options

  Interest Rate Swap, 5.50% over 3 Month Libor, expiring 04/29/02 @ $5.50.       30,274
  United States Treasury Notes Futures, expiring 08/25/01 @ $96.00........       14,031
                                                                           ------------
                                                                                 44,305
                                                                           ------------
Put Options
  Eurodollar Futures, expiring 12/17/01 @ $95.25..........................        5,850
  Eurodollar Futures, expiring 09/14/01 @ $93.25..........................           38
  Eurodollar Futures, expiring 12/17/01 @ $92.50..........................        2,014
  Government National Mortgage Assoc., expiring 07/17/01 @ $89.05.........          519
  Government National Mortgage Assoc., expiring 07/17/01 @ $90.94.........        1,839
                                                                           ------------
                                                                                 10,260
                                                                           ------------
TOTAL OPTIONS PURCHASED...................................................       54,565
                                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $17,350,977).......................................................   17,346,000
                                                                           ------------
TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENT
 SOLD SHORT -- 133.4%
  (cost $58,161,313; Note 6)..............................................   58,168,525
                                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

June 30, 2001 (Unaudited)


                                                                                                          Value
OUTSTANDING OPTIONS WRITTEN(a) -- (0.1%)                                                     Contracts   (Note 2)
Call Options
  Interest Rate Swap, 6.45% over 3 Month Libor, expiring 04/29/02 @ $6.45.                     14,000  $    (33,942)
  United States Treasury Notes Futures, expiring 08/25/01 @ $108.00.......                         14        (1,093)
  United States Treasury Notes Futures, expiring 08/25/01 @ $106.00.......                          7        (1,531)
  United States Treasury Notes Futures, expiring 08/25/01 @ $109.00.......                          2           (63)
                                                                                                       ------------
                                                                                                         (36,629)
                                                                                                       ------------
Put Options
  Eurodollar futures, expiring 12/17/01 @ $95.00..........................                          1           (49)
  Eurodollar futures, expiring 12/17/01 @ $95.25..........................                         51        (5,738)
  United States Treasury Notes Futures, expiring 08/25/01 @ $103.00.......                         11       (11,688)
  United States Treasury Notes Futures, expiring 08/25/01 @ $102.00.......                         10        (6,406)
                                                                                                       ------------
                                                                                                            (23,881)
                                                                                                       ------------
TOTAL OUTSTANDING OPTIONS WRITTEN
 (premiums received $83,382)..........................................................................      (60,510)
                                                                                                       ------------
                                                                                             Principal
                                                                           Interest Maturity  Amount
                                                                             Rate     Date     (000)
INVESTMENT SOLD SHORT -- (4.7%)                                            -------- -------- ---------
  United States Treasury Note
   (proceeds received $2,044,119).........................................  5.75%   07/08/15  $ 2,000    (2,043,760)
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENT SOLD SHORT -- 128.6%.............   56,064,255
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e) -- (0.1)%...............................................      (48,894)
OTHER LIABILITIES IN EXCESS OF ASSETS -- (28.5)%......................................................  (12,411,929)
                                                                                                       ------------
TOTAL NET ASSETS -- 100.0%............................................................................ $ 43,603,432
                                                                                                       ============

The following abbreviations are used in portfolio descriptions:

GO     General Obligation
LLC    Limited Liability Company
M.T.N. Medium Term Note
NR     Not Rated by Moody's or Standard & Poor's
PLC    Public Limited Company (British Corporation)

(a)Non-income producing security.

(b)Rate shown reflects current rate on variable rate instrument.

(c)Standard & Poor's rating.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of June 30, 2001 are as follows:

   Number of                               Expiration  Value at     Value at    Appreciation/
   Contracts               Type               Date    Trade Date  June 30, 2001 (Depreciation)
   ---------               ----            ---------- ----------  ------------- --------------
Long Positions:
       6         5 Yr U.S. Treasury Notes   Sept 01   $   619,781  $   620,062     $    281
       5         Eurodollar                 Jun 02      1,188,713    1,188,812           99
       57        10 Yr U.S Treasury Notes   Sept 01     5,872,030    5,871,891         (139)
       17        10 Yr U.S. Treasury Bonds  Sept 01     1,710,069    1,705,313       (4,756)
       5         Eurodollar                 Mar 03      1,182,962    1,178,187       (4,775)
       17        Eurodollar                 Sept 02     4,037,862    4,028,362       (9,500)
      100        Eurodollar                 Dec 02     23,641,940   23,608,750      (33,190)
                                                                                   --------
                                                                                    (51,980)
                                                                                   --------
Short Positions:
       4         10 Yr Germany              Sept 01       426,821      426,040          781
                 Fed. Rep. Bond
                                                                                   --------
                                                                                   $(51,199)
                                                                                   ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

                 SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 92.9%                         Value
                                              Shares  (Note 2)
COMMON STOCKS                                 ------ -----------
Advertising -- 2.1%
  Interpublic Group of Cos., Inc.............  5,500 $   161,425
  TMP Worldwide, Inc.(a).....................  2,500     150,000
                                                     -----------
                                                         311,425
                                                     -----------
Apparel  -- 1.0%
  Liz Claiborne, Inc.........................  2,900     146,305
                                                     -----------
Banks and Savings & Loans -- 0.8%
  Northern Trust Corp........................  1,800     112,500
                                                     -----------
Biotechnology -- 5.2%
  Aviron(a)..................................  2,800     159,600
  Genentech, Inc.(a).........................  1,700      93,670
  Human Genome Sciences, Inc.(a).............  2,300     138,575
  IDEC Pharmaceuticals Corp.(a)..............  2,800     189,532
  Protein Design Labs, Inc.(a)...............  2,000     173,520
                                                     -----------
                                                         754,897
                                                     -----------
Broadcasting -- 4.8%
  AT&T Corp.-Liberty Media Corp.
   (Class "A" Stock)(a)...................... 12,400     216,876
  Cablevision Systems Corp.-Rainbow Media
   Group(a)..................................  5,400     139,320
  Gemstar-TV Guide International, Inc.(a)....  7,000     298,200
  UnitedGlobalCom, Inc. (Class "A" Stock)(a).  5,500      47,575
                                                     -----------
                                                         701,971
                                                     -----------
Cellular Communications -- 2.8%
  American Tower Corp. (Class "A" Stock)(a).. 13,500     279,045
  Western Wireless Corp.
   (Class "A"Stock)(a).......................  3,100     133,300
                                                     -----------
                                                         412,345
                                                     -----------
Commercial Services -- 3.1%
  Cendant Corp.(a)...........................  7,000     136,500
  Concord EFS, Inc.(a).......................  5,700     296,457
  Quintiles Transnational Corp.(a)...........  1,000      25,540
                                                     -----------
                                                         458,497
                                                     -----------
Computers -- 1.5%
  Apple Computer, Inc.(a)....................  9,100     211,575
                                                     -----------
Computer Software & Services -- 15.0%
  Electronic Arts, Inc.(a)...................  3,800     220,020
  HNC Software, Inc.(a)......................    800      20,000
  Intuit, Inc.(a)............................  7,500     299,925
  Lexmark International, Inc.(a).............  3,900     262,275
  McDATA Corp. (Class "A" Stock)(a)..........  5,100      89,505
  Parametric Technology Corp.(a)............. 11,000     153,890
  PeopleSoft, Inc.(a)........................  4,600     226,458
  Perot Systems Corp. (Class "A" Stock)(a)...  8,200     148,420
  Rational Software Corp.(a).................  9,800     274,890
  SmartForce PLC, ADR (Ireland)(a)...........  4,300     151,489
  Synopsys, Inc.(a)..........................  3,000     145,170
  VERITAS Software Corp.(a)..................  2,900     192,937
                                                     -----------
                                                       2,184,979
                                                     -----------
Data Processing/Reproduction -- 1.0%
  Fiserv, Inc.(a)............................  2,200     140,756
                                                     -----------
Education -- 2.2%
  Apollo Group, Inc. (Class "A" Stock)(a)....  7,500     318,375
                                                     -----------

                                                               Value
        COMMON STOCKS                                 Shares  (Note 2)
        (Continued)                                   ------ -----------
        Electronics -- 0.7%
          Newport Corp...............................  3,900 $   103,350
                                                             -----------
        Electronic Components -- 1.9%
          Solectron Corp.(a)......................... 15,100     276,330
                                                             -----------
        Financial Services -- 7.5%
          Goldman Sachs Group, Inc...................  1,300     111,540
          Household International, Inc...............  2,500     166,750
          Investors Financial Services Corp..........  2,300     154,100
          Lehman Brothers Holdings, Inc..............    800      62,200
          Morgan Stanley Dean Witter & Co............  2,200     141,306
          PNC Financial Services Group...............  2,000     131,580
          Providian Financial Corp...................  2,500     148,000
          Stilwell Financial, Inc....................  5,100     171,156
                                                             -----------
                                                               1,086,632
                                                             -----------
        Gaming -- 0.7%
          International Game Technology(a)...........  1,700     106,675
                                                             -----------
        Healthcare Management -- 2.0%
          Caremark Rx, Inc.(a).......................  9,600     157,920
          Express Scripts, Inc. (Class "A" Stock)(a).  2,500     137,575
                                                             -----------
                                                                 295,495
                                                             -----------
        Insurance -- 1.0%
          Hartford Financial Services Group, Inc.....  2,200     150,480
                                                             -----------
        Internet Content -- 7.9%
          CheckFree Corp.(a).........................  6,600     231,462
          E*TRADE Group, Inc.(a)..................... 20,600     132,870
          eBay, Inc.(a)..............................  1,800     123,282
          GoTo.com, Inc.(a)..........................  2,600      42,900
          RSA Security, Inc.(a)......................  7,250     224,388
          VeriSign, Inc.(a)..........................  6,700     402,067
                                                             -----------
                                                               1,156,969
                                                             -----------
        Internet Software -- 3.2%
          RealNetworks, Inc.(a)...................... 21,100     247,925
          Retek, Inc.(a).............................  4,400     210,936
                                                             -----------
                                                                 458,861
                                                             -----------
        Leisure -- 1.4%
          Starwood Hotels & Resorts Worldwide, Inc...  5,600     208,768
                                                             -----------
        Measuring & Control Instrument -- 1.0%
          Thermo Electron Corp.(a)...................  6,400     140,928
                                                             -----------
        Medical Services -- 1.1%
          Laboratory Corp. of America Holdings(a)....  2,000     153,800
                                                             -----------
        Oil & Gas Services -- 2.5%
          BJ Services Co.(a).........................  7,700     218,526
          El Paso Corp...............................  2,800     147,112
                                                             -----------
                                                                 365,638
                                                             -----------
        Oil Field Machinery & Equipment -- 1.0%
          FMC Technologies, Inc.(a)..................  1,200      24,780
          Smith International, Inc.(a)...............  2,000     119,800
                                                             -----------
                                                                 144,580
                                                             -----------
        Pharmaceuticals -- 11.7%
          Allergan, Inc..............................    800      68,400
          Andrx Group(a).............................  4,400     338,800
          Celgene Corp.(a)...........................  7,800     225,030

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

June 30, 2001 (Unaudited)


                                                               Value
      COMMON STOCKS                                 Shares    (Note 2)
      (Continued)                                  ------    -----------
      Pharmaceuticals (cont'd.)
        Forest Laboratories, Inc.(a)..............   1,300   $    92,300
        IVAX Corp.(a).............................   5,500       214,500
        Medicis Pharmaceutical Corp.
         (Class"A" Stock)(a)......................   1,700        90,100
        OSI Pharmaceuticals, Inc.(a)..............   2,800       147,252
        Sepracor, Inc.(a).........................   2,600       103,480
        Teva Pharmaceutical Industries, Ltd., ADR
         (Israel).................................   3,600       224,280
        Watson Pharmaceuticals, Inc.(a)...........   3,200       197,248
                                                             -----------
                                                               1,701,390
                                                             -----------
      Retail -- 3.1%
        Barnes & Noble, Inc.(a)...................   3,200       125,920
        BJ's Wholesale Club, Inc.(a)..............   2,400       127,824
        Dollar Tree Stores, Inc.(a)...............   6,900       192,096
                                                             -----------
                                                                 445,840
                                                             -----------
      Semiconductors -- 5.1%
        ASML Holding NV (Netherlands)(a)..........   4,400        97,900
        Linear Technology Corp....................   2,800       123,816
        Novellus Systems, Inc.(a).................   3,200       181,728
        Texas Instruments, Inc....................   4,200       132,300
        TriQuint Semiconductor, Inc.(a)...........   5,900       132,750
        Xilinx, Inc.(a)...........................   1,900        78,356
                                                             -----------
                                                                 746,850
                                                             -----------
      Steel & Metals -- 0.6%
        Precision Castparts Corp..................   2,200        82,324
                                                             -----------
      Telecommunications -- 0.8%
        Amdocs, Ltd. (United Kingdom)(a)..........   2,200       118,470
                                                             -----------
      Telecommunications Equipment -- 0.2%
        Tellabs, Inc.(a)..........................   1,600        31,008
                                                             -----------
      TOTAL LONG-TERM INVESTMENTS
       (cost $12,739,110)...................................  13,528,013
                                                             -----------
                                                   Principal
                                                    Amount
      SHORT-TERM                                     (000)
      INVESTMENT -- 7.9%                           ---------
      Repurchase Agreement
        Joint Repurchase Agreement Account
         3.97%, 07/02/01
         (cost $1,149,000; Note 5)................  $1,149     1,149,000
                                                             -----------
      TOTAL INVESTMENTS -- 100.8%
       (cost $13,888,110; Note 6)...........................  14,677,013
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (0.8)%.....................................    (117,547)
                                                             -----------
      NET ASSETS -- 100.0%.................................. $14,559,466
                                                             ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

                       SP SMALL/MID CAP VALUE PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 90.7%
                                                     Value
                                            Shares  (Note 2)
COMMON STOCKS                               ------ -----------
Aerospace/Defense -- 1.1%
  Alliant Techsystems, Inc.(a).............  1,800 $   161,820
  Newport News Shipbuilding, Inc...........    600      36,750
                                                   -----------
                                                       198,570
                                                   -----------
Agricultural Products & Services -- 0.7%
  Delta & Pine Land Co.....................  6,700     131,655
                                                   -----------
Airlines -- 1.8%
  Alaska Air Group, Inc.(a)................    300       8,670
  Continental Airlines, Inc.
   (Class "B" Stock)(a)....................    100       4,925
  Mesa Air Group, Inc.(a)..................  6,200      76,570
  Northwest Airlines Corp.
   (Class "A" Stock)(a)....................  3,600      90,900
  UAL Corp.................................  4,700     165,205
                                                   -----------
                                                       346,270
                                                   -----------
Appliances & Home Furnishings -- 2.2%
  Ethan Allen Interiors, Inc...............    800      26,000
  Furniture Brands International, Inc.(a)..  1,600      44,800
  Leggett & Platt, Inc.....................  3,800      83,714
  Maytag Corp..............................  1,100      32,186
  Mohawk Industries, Inc.(a)...............  2,400      84,480
  York International Corp..................  4,300     150,586
                                                   -----------
                                                       421,766
                                                   -----------
Autos - Cars & Trucks -- 0.9%
  American Axle & Manufacturing Holdings,
   Inc.(a).................................  1,800      30,600
  Lear Corp.(a)............................    700      24,430
  Lithia Motors, Inc. (Class "A" Stock)(a).  2,800      47,040
  Navistar International Corp.(a)..........  1,300      36,569
  PACCAR, Inc..............................    500      25,710
  Superior Industries International, Inc...    200       7,660
                                                   -----------
                                                       172,009
                                                   -----------
Banks and Savings & Loans -- 8.1%
  Astoria Financial Corp...................    500      27,500
  Banknorth Group, Inc.....................  4,500     101,925
  City National Corp.......................  4,100     181,589
  Commercial Federal Corp..................  2,900      66,990
  Hibernia Corp. (Class "A" Stock)......... 10,400     185,120
  IndyMac Bancorp, Inc.(a).................  4,400     117,920
  New Bancwest, Corp.......................  4,900     168,560
  North Fork Bancorporation, Inc...........  5,000     155,000
  Popular, Inc.............................  3,100     102,114
  Richmond County Financial Corp...........  3,800     142,576
  Silicon Valley Bancshares(a).............    900      19,800
  TCF Financial Corp.......................    600      27,786
  Trustmark Corp...........................  7,100     144,272
  Washington Federal, Inc..................  2,420      59,338
  Webster Financial Corp...................    800      26,224
                                                   -----------
                                                     1,526,714
                                                   -----------
Business Services -- 0.5%
  Keynote Systems, Inc.(a).................  1,300      14,235
  Manpower, Inc............................  2,400      71,760
  Optimal Robotics Corp. (Canada)(a).......    400      15,200
                                                   -----------
                                                       101,195
                                                   -----------

                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                -----  -----------
         Chemicals -- 4.6%
           Arch Chemicals, Inc..................... 5,500  $   120,065
           Cabot Microelectronics Corp.(a).........   400       24,800
           Georgia Gulf Corp....................... 9,200      142,600
           Great Lakes Chemical Corp...............   800       24,680
           H.B. Fuller Co..........................   500       25,035
           Ionics, Inc.(a)......................... 1,800       56,700
           Lubrizol Corp...........................   500       15,525
           Lyondell Chemical Co.................... 9,600      147,648
           Millennium Chemicals, Inc............... 5,400       81,270
           Minerals Technologies, Inc..............   400       17,168
           PolyOne Corp............................ 8,500       88,485
           Praxair, Inc............................ 1,500       70,500
           Solutia, Inc............................ 4,000       51,000
                                                           -----------
                                                               865,476
                                                           -----------
         Commercial Services -- 1.0%
           Angelica Corp...........................   400        4,454
           Applera Corp.--Celera Genomics Group(a). 1,800       71,388
           Arbitron, Inc.(a).......................   940       22,654
           Insurance Auto Auctions, Inc.(a)........ 4,900       83,300
           Pegasus Solutions, Inc.(a)..............   400        4,620
                                                           -----------
                                                               186,416
                                                           -----------
         Computer Software & Services -- 2.2%
           Affiliated Computer Services, Inc.
            (Class "A" Stock)(a)...................   400       28,764
           Avocent Corp.(a)........................   600       13,650
           BISYS Group, Inc.(a).................... 1,000       59,000
           Ceridian Corp.(a).......................   400        7,668
           Corillian Corp.(a)......................   800        3,200
           Inforte Corp.(a)........................   600        7,338
           Inktomi Corp.(a)........................ 4,000       38,360
           J.D. Edwards & Co.(a)................... 5,100       72,114
           Networks Associates, Inc.(a)............ 1,000       12,450
           RadiSys Corp.(a)........................   600       13,710
           Roxio, Inc.(a)..........................    98        1,274
           SmartForce PLC, ADR (Ireland)(a)........   200        7,046
           Sybase, Inc.(a)......................... 5,300       87,185
           Vastera, Inc.(a)........................ 2,900       41,180
           Virage Logic Corp.(a)...................   900       13,941
                                                           -----------
                                                               406,880
                                                           -----------
         Construction -- 4.2%
           Clayton Homes, Inc...................... 4,000       62,880
           D.R. Horton, Inc........................   900       20,430
           Elcor Corp.............................. 5,300      107,325
           Florida Rock Industries, Inc............ 3,100      145,390
           Fluor Corp..............................   800       36,120
           KB HOME................................. 2,300       69,391
           Lafarge Corp............................ 3,100      103,881
           Lennar Corp............................. 1,200       50,040
           Martin Marietta Materials, Inc.......... 2,100      103,929
           Texas Industries, Inc................... 2,800       96,292
                                                           -----------
                                                               795,678
                                                           -----------
         Consumer Products -- 0.4%
           Alberto-Culver Co. (Class "B" Stock).... 1,300       54,652
           Tupperware Corp.........................   500       11,715
                                                           -----------
                                                                66,367
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

June 30, 2001 (Unaudited)


                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Containers -- 0.5%
           Ball Corp...............................    300 $    14,268
           Bemis Co., Inc..........................  1,600      64,272
           Packaging Corp. of America(a)...........    800      12,424
                                                           -----------
                                                                90,964
                                                           -----------
         Distribution/Wholesalers -- 0.9%
           BJ's Wholesale Club, Inc.(a)............  1,200      63,912
           Ingram Micro, Inc. (Class "A" Stock)(a).  3,000      43,470
           Tech Data Corp.(a)......................  2,000      66,720
                                                           -----------
                                                               174,102
                                                           -----------
         Diversified Manufacturing Operations -- 7.0%
           Black & Decker Corp.....................  2,000      78,920
           CUNO, Inc.(a)...........................    400      12,000
           Federal Signal Corp..................... 12,300     288,681
           General Cable Corp......................  4,800      89,040
           Hillenbrand Industries, Inc.............  2,000     114,220
           Pentair, Inc............................  3,500     118,300
           Snap-on, Inc............................  9,100     219,856
           SPS Technologies, Inc.(a)...............    400      18,960
           SPX Corp.(a)............................    400      50,072
           Stanley Works...........................  2,900     121,452
           Terex Corp.(a)..........................  3,500      74,200
           Thermo Electron Corp.(a)................  6,100     134,322
                                                           -----------
                                                             1,320,023
                                                           -----------
         Drugs & Medical Supplies -- 3.7%
           Alkermes, Inc.(a).......................    300      10,530
           Aviron(a)...............................    300      17,100
           Bausch & Lomb, Inc......................  3,000     108,720
           Beckman Coulter, Inc....................    900      36,720
           C.R. Bard, Inc..........................  1,600      91,120
           Cephalon, Inc.(a).......................    800      56,400
           DENTSPLY International, Inc.............  4,200     186,270
           Exelixis, Inc.(a).......................  1,000      18,970
           InterMune, Inc.(a)......................  1,500      53,430
           Patterson Dental Co.(a).................  1,400      46,200
           STERIS Corp.(a).........................  3,800      76,190
                                                           -----------
                                                               701,650
                                                           -----------
         Electronics -- 1.2%
           Arrow Electronics, Inc.(a)..............    600      14,574
           Artesyn Technologies, Inc.(a)...........  1,900      24,510
           Avnet, Inc..............................    600      13,452
           Millipore Corp..........................    900      55,782
           PerkinElmer, Inc........................  1,500      41,295
           Polycom, Inc.(a)........................  2,000      46,180
           Tektronix, Inc..........................  1,300      35,295
                                                           -----------
                                                               231,088
                                                           -----------
         Energy -- 1.4%
           Covanta Energy Corp.(a).................  5,600     103,376
           Kinder Morgan, Inc......................    700      35,175
           Westcoast Energy, Inc...................  5,700     134,178
                                                           -----------
                                                               272,729
                                                           -----------

                                                             Value
          COMMON STOCKS                             Shares  (Note 2)
          (Continued)                               -----  -----------
          Engineering -- 0.7%
            Jacobs Engineering Group, Inc.(a)...... 1,000  $    65,230
            URS Corp.(a)........................... 2,800       75,600
                                                           -----------
                                                               140,830
                                                           -----------
          Environmental Services -- 0.5%
            Republic Services, Inc.(a)............. 2,000       39,700
            Waste Connections, Inc.(a)............. 1,600       57,600
                                                           -----------
                                                                97,300
                                                           -----------
          Financial Services -- 2.5%
            Affiliated Managers Group, Inc.(a).....   900       55,350
            Commerce Bancorp, Inc.................. 3,600      252,360
            Legg Mason, Inc........................ 1,000       49,760
            Liberty Financial Cos., Inc............   400       12,980
            Old Republic International Corp........   500       14,500
            Radian Group, Inc...................... 1,700       68,765
            Triad Guaranty, Inc.(a)................   200        8,000
                                                           -----------
                                                               461,715
                                                           -----------
          Food & Beverage -- 2.5%
            Constellation Brands, Inc. (Class "A"
             Stock)(a).............................   400       16,400
            Earthgrains Co......................... 9,400      244,400
            Horizon Organic Holding Corp.(a)....... 1,200       11,304
            McCormick & Co., Inc................... 4,500      189,090
                                                           -----------
                                                               461,194
                                                           -----------
          Hospitals/Healthcare Management -- 0.3%
            First Health Group Corp.(a)............   400        9,648
            Health Net, Inc.(a)....................   300        5,220
            HEALTHSOUTH Corp.(a)...................   300        4,791
            Trigon Healthcare, Inc.(a).............   700       45,395
                                                           -----------
                                                                65,054
                                                           -----------
          Industrials -- 0.8%
            Kennametal, Inc........................ 4,000      147,600
            Oshkosh Truck Corp.....................   200        8,850
                                                           -----------
                                                               156,450
                                                           -----------
          Insurance -- 3.6%
            Allmerica Financial Corp............... 1,100       63,250
            HCC Insurance Holdings, Inc............ 3,600       88,200
            Markel Corp.(a)........................   500       98,250
            Nationwide Financial Services, Inc.
             (Class "A" Stock).....................   800       34,920
            PMI Group, Inc.........................   400       29,064
            Protective Life Corp................... 1,200       41,244
            Reinsurance Group of America, Inc...... 7,600      288,040
            UICI(a)................................   700        8,925
            Vesta Insurance Group, Inc............. 2,600       28,470
                                                           -----------
                                                               680,363
                                                           -----------
          Leisure -- 1.1%
            Callaway Golf Co....................... 1,000       15,800
            Mandalay Resort Group(a)............... 1,800       49,320
            Sabre Group Holdings Corp.............. 1,000       50,000
            Six Flags, Inc.(a)..................... 1,200       25,248
            Take-Two Interactive Software, Inc.(a). 3,200       59,360
                                                           -----------
                                                               199,728
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

June 30, 2001 (Unaudited)


                                                                 Value
      COMMON STOCKS                                     Shares  (Note 2)
      (Continued)                                       -----  -----------
      Machinery -- 0.5%
        Flowserve Corp.(a).............................   900  $    27,675
        NACCO Industries, Inc. (Class "A" Stock).......   900       70,191
                                                               -----------
                                                                    97,866
                                                               -----------
      Media -- 2.0%
        E.W. Scripps Co. (Class "A" Stock)............. 1,200       82,800
        Fox Entertainment Group, Inc.
         (Class "A" Stock)(a).......................... 2,300       64,170
        Interpublic Group of Cos., Inc................. 1,710       50,189
        Pegasus Communications Corp.(a)................ 2,800       63,000
        Radio One, Inc. (Class "D" Stock)(a)........... 5,000      110,250
                                                               -----------
                                                                   370,409
                                                               -----------
      Mineral Resources -- 0.2%
        Massey Energy Co...............................   200        3,952
        Phelps Dodge Corp..............................   600       24,900
                                                               -----------
                                                                    28,852
                                                               -----------
      Oil & Gas -- 1.3%
        Conoco, Inc. (Class "A" Stock)................. 4,400      124,080
        Nuevo Energy Co.(a)............................ 1,000       16,153
        Rowan Cos., Inc.(a)............................   100        2,210
        Spinnaker Exploration Co.(a)................... 1,800       71,748
        Suncor Energy, Inc.............................   400       10,280
        Sunoco, Inc....................................   300       10,989
        Varco International, Inc.(a)...................   300        5,583
                                                               -----------
                                                                   241,043
                                                               -----------
      Oil & Gas Services -- 1.2%
        Cal Dive International, Inc.(a)................   900       22,140
        Global Industries, Ltd.(a)..................... 3,700       46,139
        Grant Prideco, Inc.(a)......................... 1,900       33,231
        Horizon Offshore, Inc.(a)......................   800       10,800
        Hydril Co.(a)..................................   600       13,662
        Input/Output, Inc.(a)..........................   600        7,620
        Marine Drilling Cos., Inc.(a)..................   400        7,644
        National-Oilwell, Inc.(a)......................   300        8,040
        Newpark Resources, Inc.(a)..................... 3,400       37,740
        Oceaneering International, Inc.(a).............   300        6,225
        Smith International, Inc.(a)...................   600       35,940
                                                               -----------
                                                                   229,181
                                                               -----------
      Paper & Forest Products -- 3.0%
        Boise Cascade Corp............................. 2,600       91,442
        Bowater, Inc................................... 1,600       71,584
        Jefferspon Smurfit Group PLC, ADR (Ireland)       700       13,440
        Louisiana-Pacific Corp......................... 5,000       58,650
        Mead Corp...................................... 2,400       65,136
        Plum Creek Timber Co., Inc..................... 1,000       28,130
        Temple-Inland, Inc............................. 2,900      154,541
        Westvaco Corp.................................. 3,500       85,015
                                                               -----------
                                                                   567,938
                                                               -----------
      Printing & Publishing -- 0.4%
        Banta Corp.....................................   600       17,580
        Harcourt General, Inc..........................   400       23,276
        Playboy Enterprises, Inc. (Class "A" Stock)(a)  1,400       21,910
        R.R. Donnelley & Sons Co.......................   700       20,790
                                                               -----------
                                                                    83,556
                                                               -----------

                                                            Value
          COMMON STOCKS                            Shares  (Note 2)
          (Continued)                              ------ -----------
          Real Estate Investment Trust -- 10.0%
            Apartment Investment & Management Co.
             (Class "A" Stock)....................  5,100 $   245,820
            Avalonbay Communities, Inc............  3,800     177,650
            Catellus Development Corp.(a).........    600      10,470
            CBL & Associates Properties, Inc......    800      24,552
            CenterPoint Properties Corp...........  3,100     155,620
            Centex Corp...........................  1,500      61,125
            Crescent Real Estate Equities Co...... 12,500     307,125
            Duke-Weeks Realty Corp................  7,500     186,375
            Glenborough Realty Trust, Inc.........    300       5,742
            Home Properties of New York, Inc......  3,700     111,370
            Host Marriott Corp.................... 13,100     164,012
            LNR Property Corp.....................  2,500      87,500
            MeriStar Hospitality Corp.............  5,200     123,500
            Taubman Centers, Inc..................  3,000      42,000
            Vornado Realty Trust..................  4,600     179,584
                                                          -----------
                                                            1,882,445
                                                          -----------
          Restaurants -- 2.0%
            Applebee's International, Inc.........  1,500      48,000
            CBRL Group, Inc.......................  2,300      38,985
            CEC Entertainment, Inc.(a)............  1,300      64,155
            Jack in the Box, Inc.(a)..............    600      15,660
            Outback Steakhouse, Inc.(a)...........    400      11,520
            Ruby Tuesday, Inc.....................  2,100      35,910
            Wendy's International, Inc............  6,400     163,456
                                                          -----------
                                                              377,686
                                                          -----------
          Retail -- 4.3%
            AnnTaylor Stores Corp.(a).............  2,100      75,180
            Big Lots, Inc.(a).....................  1,800      24,624
            Borders Group, Inc.(a)................  1,000      22,400
            Dillard's, Inc. (Class "A" Stock).....  7,300     111,471
            Duane Reade, Inc.(a)..................    900      29,250
            Family Dollar Stores, Inc.............    400      10,252
            Group 1 Automotive, Inc.(a)...........  5,800     171,680
            Longs Drug Stores Corp................    700      15,085
            Neiman Marcus Group, Inc.
             (Class "A" Stock)(a).................  2,900      89,900
            O'Reilly Automotive, Inc.(a)..........  2,400      68,880
            Office Depot, Inc.(a).................  2,400      24,912
            Pier 1 Imports, Inc................... 13,100     150,650
            Rite Aid Corp.........................    700       6,300
            Ultimate Electronics, Inc.(a).........    100       3,242
            Venator Group, Inc.(a)................    200       3,060
                                                          -----------
                                                              806,886
                                                          -----------
          Semiconductors -- 0.5%
            Advanced Power Technology, Inc.(a)....  2,200      27,610
            Cypress Semiconductor Corp.(a)........  1,400      33,390
            DuPont Photomasks, Inc.(a)............    500      24,125
            Kulicke & Soffa Industries, Inc.(a)...    800      13,728
                                                          -----------
                                                               98,853
                                                          -----------
          Steel & Metals -- 1.2%
            Allegheny Technologies, Inc...........  8,400     151,956
            Reliance Steel & Aluminum Co..........  1,200      30,300
            Ryerson Tull, Inc.....................    700       9,443

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

June 30, 2001 (Unaudited)


                                                               Value
        COMMON STOCKS                               Shares    (Note 2)
        (Continued)                                -------   -----------
        Steel & Metals (cont'd.)
          USX-U. S. Steel Group...................    1,300  $    26,195
                                                             -----------
                                                                 217,894
                                                             -----------
        Telecommunications -- 3.3%
          Andrew Corp.(a).........................    1,300       23,985
          ANTEC Corp.(a)..........................    4,200       52,080
          Boston Communications Group, Inc.(a)....    1,700       24,480
          Centillium Communications, Inc.(a)......      200        4,948
          Citizens Communications Co.(a)..........   23,200      279,096
          Harris Corp.............................      700       19,047
          Spectrasite Holdings, Inc.(a)...........    1,900       13,756
          TeleCorp PCS, Inc.
           (Class "A" Stock)(a)...................    2,100       40,677
          Telesp Celular Participacoes SA, ADR
           (Brazil)...............................    1,100       16,665
          Triton PCS Holdings, Inc.(a)............    2,400       98,400
          Western Wireless Corp.
           (Class "A" Stock)(a)...................    1,200       51,600
                                                             -----------
                                                                 624,734
                                                             -----------
        Transportation -- 2.5%
          C.H. Robinson Worldwide, Inc............      600       16,734
          CNF, Inc................................    3,800      107,350
          Expeditors International of Washington,
           Inc....................................      700       41,999
          J.B. Hunt Transport Services, Inc.......    5,300      100,700
          Knight Transportation, Inc.(a)..........    2,200       45,210
          Landstar Systems, Inc.(a)...............    1,400       95,228
          M.S. Carriers, Inc......................    1,500       46,065
          Ryder System, Inc.......................      700       13,720
                                                             -----------
                                                                 467,006
                                                             -----------
        Utility - Electric -- 3.9%
          Ameren Corp.............................    1,100       46,970
          American Electric Power Co., Inc........      900       41,553
          DPL, Inc................................    3,700      107,152
          Energy East Corp........................    4,700       98,277
          Entergy Corp............................    1,100       42,229
          Niagara Mohawk Holdings, Inc.(a)........    2,800       49,532
          NiSource, Inc...........................    1,800       49,194
          Northeast Utilities.....................      300        6,225
          Public Service Co. of New Mexico........    1,400       44,940
          SCANA Corp..............................    3,600      102,240
          Southern Co.............................    1,800       41,850
          Wisconsin Energy Corp...................    4,000       95,080
                                                             -----------
                                                                 725,242
                                                             -----------
        TOTAL LONG-TERM INVESTMENTS
          (cost $16,231,095)......................            17,091,777
                                                             -----------
                                                   Principal
                                                    Amount
        SHORT-TERM                                   (000)
        INVESTMENTS -- 23.9%                       ---------
        U.S. Government Securities -- 1.7%
          United States Treasury Bills (b),
           3.49%, 07/12/01 (c)....................  $   175      174,796
           3.47%, 08/16/01 (c)....................       50       49,773
           3.44%, 09/20/01 (c)....................      100       99,236
                                                             -----------
                                                                 323,805
                                                             -----------

                                                Principal
                                                 Amount     Value
          SHORT-TERM                              (000)    (Note 2)
          INVESTMENTS (Continued)               ------    -----------
          Repurchase Agreement -- 22.2%
            Joint Repurchase Agreement Account
             3.97%, 07/02/01 (Note 5)..........  $4,180   $ 4,180,000
                                                          -----------
          TOTAL SHORT-TERM INVESTMENTS
            (cost $4,503,805)..........................    4,503,805
                                                          -----------
          TOTAL INVESTMENTS -- 114.6%
            (cost $20,734,900; Note 6).................   21,595,582
          VARIATION MARGIN ON OPEN FUTURES
            CONTRACTS (d) -- 0.1%......................       26,169
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (14.6)%.............................  (2,777,830)
                                                          -----------
          NET ASSETS -- 100.0%........................... $18,843,921
                                                          ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a)Non-Income producing security.

(b)Rate quoted represents yield-to-maturity as of purchase date.

(c)Security, or portion thereof, segregated as collateral for futures contracts.

(d)Open futures contracts as of June 30, 2001 are as follows:

                                  Value at  Value at
Number of              Expiration  Trade    June 30,  Appreciation/
Contracts     Type        Date      Date      2001    (Depreciation)
--------- ------------ ---------- -------- ---------- --------------
Long Positions:
3........ S&P 500       Sept 01   $924,268 $  923,775    $  (493)
          Index
4........ Russell 2000  Sept 01    998,149  1,031,200     33,051
          Index                                           -------
                                                         $32,558
                                                         =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

                SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

June 30, 2001 (Unaudited)

LONG-TERM INVESTMENTS -- 93.5%                      Value
                                           Shares  (Note 2)
COMMON STOCKS                              ------ ----------
Airlines -- 2.0%
  UAL Corp................................  5,000 $  175,750
                                                  ----------
Computer Software & Services -- 3.7%
  Microsoft Corp.(a)......................  4,500    328,500
                                                  ----------
Diversified Manufacturing Operations -- 4.3%
  General Electric Co.....................  4,600    224,250
  Tyco International, Ltd.................  2,900    158,050
                                                  ----------
                                                     382,300
                                                  ----------
Drugs & Medical Supplies -- 7.5%
  Amgen, Inc.(a)..........................  3,700    224,516
  Johnson & Johnson.......................  5,100    255,000
  Laboratory Corp. of America Holdings(a).  2,500    192,250
                                                  ----------
                                                     671,766
                                                  ----------
Electronic Components -- 2.1%
  Intel Corp..............................  6,500    190,125
                                                  ----------
Financial Services -- 10.9%
  Citigroup, Inc..........................  8,027    424,147
  Household International, Inc............  4,700    313,490
  MBNA Corp...............................  6,900    227,355
                                                  ----------
                                                     964,992
                                                  ----------
Health Care Services -- 3.7%
  UnitedHealth Group, Inc.................  5,300    327,275
                                                  ----------
Insurance -- 3.5%
  Hartford Financial Services Group, Inc..  4,500    307,800
                                                  ----------
Media -- 13.9%
  AOL Time Warner, Inc.(a)................  9,000    477,000
  AT&T Corp.--Liberty Media Corp.
   (Class "A" Stock)(a)................... 13,100    229,119
  Viacom, Inc. (Class "B" Stock)(a)....... 10,150    525,262
                                                  ----------
                                                   1,231,381
                                                  ----------
Oil & Gas -- 3.9%
  BJ Services Co.(a)......................  6,300    178,794
  Enron Corp..............................  3,400    166,600
                                                  ----------
                                                     345,394
                                                  ----------
Pharmaceuticals -- 8.0%
  American Home Products Corp.............  3,900    227,916
  Pfizer, Inc.............................  7,900    316,395
  Pharmacia Corp..........................  3,600    165,420
                                                  ----------
                                                     709,731
                                                  ----------
Retail -- 14.6%
  Home Depot, Inc.........................  6,100    283,955
  Kohl's Corp.(a).........................  9,900    621,027
  Tiffany & Co............................  7,200    260,784
  Walgreen Co.............................  3,800    129,770
                                                  ----------
                                                   1,295,536
                                                  ----------
Technology -- 7.3%
  Cisco Systems, Inc.(a)..................  3,100     56,420
  Dell Computer Corp.(a)..................  9,100    237,965
  EMC Corp.(a)............................  4,000    116,200
  Texas Instruments, Inc..................  7,700    242,550
                                                  ----------
                                                     653,135
                                                  ----------

                                                             Value
          COMMON STOCKS                           Shares    (Note 2)
          (Continued)                            -------   ----------
          Telecommunications -- 8.1%
            Amdocs, Ltd.(a).....................    2,800  $  150,780
            AT&T Wireless Group(a)..............   12,600     206,010
            Corning, Inc........................    2,300      38,433
            Nokia Oyj ADR (Finland).............    6,900     152,076
            Vodafone Group PLC, ADR
             (United Kingdom)...................    7,900     176,565
                                                           ----------
                                                              723,864
                                                           ----------
          TOTAL LONG-TERM INVESTMENTS
            (cost $8,804,528)...........................   8,307,549
                                                           ----------

                                                 Principal
                                                  Amount
          SHORT-TERM                               (000)
          INVESTMENT -- 7.6%                     ---------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             3.97%, 07/02/01
             (cost $671,000; Note 5)............  $   671     671,000
                                                           ----------
          TOTAL INVESTMENTS -- 101.1%
           (cost $9,475,528; Note 6)......................  8,978,549
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (1.1)%...............................    (96,731)
                                                           ----------
          NET ASSETS -- 100.0%............................ $8,881,818
                                                           ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                             STOCK INDEX PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 98.3%                 Value
                                   Shares     (Note 2)
COMMON STOCKS                      ------- ---------------
Advertising -- 0.2%
  Omnicom Group, Inc.(b)..........  59,600 $     5,125,600
  TMP Worldwide, Inc.(a)(b).......  25,000       1,500,000
                                           ---------------
                                                 6,625,600
                                           ---------------
Aerospace -- 1.2%
  Boeing Co....................... 280,436      15,592,241
  General Dynamics Corp...........  66,600       5,182,146
  Lockheed Martin Corp............ 142,698       5,286,961
  Northrop Grumman Corp...........  27,200       2,178,720
  Raytheon Co.(a)(b).............. 115,618       3,069,658
  Rockwell International Corp.....  59,300       2,260,516
  United Technologies Corp.(b).... 155,600      11,399,256
                                           ---------------
                                                44,969,498
                                           ---------------
Airlines -- 0.2%
  AMR Corp........................  48,200       1,741,466
  Delta Airlines, Inc.............  39,000       1,719,120
  Southwest Airlines Co........... 251,337       4,647,221
  US Airways Group, Inc.(a).......  25,100         609,930
                                           ---------------
                                                 8,717,737
                                           ---------------
Apparel -- 0.1%
  Nike, Inc. (Class "B" Shares)...  86,600       3,636,334
  Reebok International, Ltd.......  19,000         607,050
                                           ---------------
                                                 4,243,384
                                           ---------------
Autos--Cars & Trucks -- 1.1%
  Cummins Engine Co., Inc.........  14,400         557,280
  Dana Corp.......................  48,794       1,138,852
  Delphi Automotive Systems Corp.. 188,044       2,995,541
  Ford Motor Co................... 617,045      15,148,455
  General Motors Corp............. 182,900      11,769,615
  Genuine Parts Co................  59,925       1,887,637
  Johnson Controls, Inc...........  27,900       2,021,913
  Navistar International Corp.(a).  18,900         531,657
  PACCAR, Inc.....................  22,860       1,175,461
  TRW, Inc.(b)....................  38,900       1,594,900
  Visteon Corp....................  42,964         789,678
                                           ---------------
                                                39,610,989
                                           ---------------
Banks and Savings & Loans -- 5.1%
  AmSouth Bancorporation.......... 126,900       2,346,381
  Bank of New York Co., Inc....... 247,300      11,870,400
  Bank One Corp.(b)............... 383,345      13,723,751
  BankAmerica Corp................ 537,944      32,292,778
  Capital One Financial Corp......  66,500       3,990,000
  Charter One Financial, Inc......  59,115       1,885,769
  Comerica, Inc...................  54,250       3,124,800
  Fifth Third Bancorp............. 188,149      11,298,348
  First Union Corp................ 329,678      11,518,949
  Golden West Financial Corp......  53,400       3,430,416
  Huntington Bancshares, Inc......  85,775       1,402,421
  KeyCorp......................... 140,400       3,657,420
  Mellon Financial Corp........... 163,600       7,525,600
  National City Corp.............. 202,700       6,239,106
  Northern Trust Corp.............  74,700       4,668,750
  PNC Bank Corp...................  97,500       6,414,525
  Providian Financial Corp........  96,200       5,695,040
  SouthTrust Corp................. 109,800       2,854,800

        COMMON STOCKS                                       Value
                                               Shares      (Note 2)
        (Continued)                           --------- ---------------
        Banks and Savings & Loans (cont'd.)
          State Street Corp..................   107,800 $     5,335,022
          Suntrust Banks, Inc.(b)............    99,700       6,458,566
          U.S. Bancorp.......................   638,081      14,541,866
          Union Planters Corp.(b)............    46,900       2,044,840
          Wells Fargo & Co...................   563,960      26,184,663
          Zions Bancorporation...............     7,000         413,000
                                                        ---------------
                                                            188,917,211
                                                        ---------------
        Chemicals -- 1.1%
          Air Products & Chemicals, Inc......    73,800       3,376,350
          Dow Chemical Co....................   295,561       9,827,403
          Du Pont (E.I.) de Nemours & Co.....   347,991      16,787,086
          Eastman Chemical Co................    27,600       1,314,588
          Engelhard Corp.....................    40,875       1,054,166
          FMC Corp.(a).......................     8,800         603,328
          Great Lakes Chemical Corp.(b)......    13,500         416,475
          Hercules, Inc......................    37,400         422,620
          Praxair, Inc.......................    53,600       2,519,200
          Rohm & Haas Co.....................    72,600       2,388,540
          Sigma-Aldrich Corp.................    27,400       1,058,188
                                                        ---------------
                                                             39,767,944
                                                        ---------------
        Commercial Services -- 0.4%
          Cendant Corp.(a)(b)................   255,618       4,984,551
          Cintas Corp........................    50,300       2,326,375
          Concord EFS, Inc.(a)...............    68,000       3,536,680
          Convergys Corp.(a).................    51,900       1,569,975
          Deluxe Corp........................    29,000         838,100
          Fiserv, Inc.(a)....................    35,400       2,264,892
          Quintiles Transnational Corp.(a)...    36,000         909,000
                                                        ---------------
                                                             16,429,573
                                                        ---------------
        Computers -- 3.8%
          Apple Computer, Inc.(a)............   116,900       2,717,925
          Citrix Systems, Inc.(a)(b).........    64,800       2,261,520
          Compaq Computer Corp.(b)...........   568,469       8,805,585
          Comverse Technology, Inc.(a)(b)....    52,000       2,969,200
          Dell Computer Corp.(a)(b)..........   862,500      22,554,375
          Hewlett-Packard Co.................   643,300      18,398,380
          International Business Machines
           Corp..............................   578,500      65,370,500
          Sun Microsystems, Inc.(a).......... 1,084,300      17,045,196
                                                        ---------------
                                                            140,122,681
                                                        ---------------
        Computer Services -- 8.6%
          Adobe Systems, Inc.................    79,900       3,755,300
          Autodesk, Inc......................    19,800         738,540
          Automatic Data Processing, Inc.....   214,500      10,660,650
          Avaya, Inc.(a).....................    97,908       1,341,340
          BMC Software, Inc.(a)..............    82,600       1,861,804
          BroadVision, Inc.(a)(b)............    80,000         400,000
          Cabletron Systems, Inc.(a).........    63,500       1,450,975
          Cisco Systems, Inc.(a)(b).......... 2,417,000      43,989,400
          Computer Associates International,
           Inc...............................   193,943       6,981,948
          Computer Sciences Corp.(a).........    60,700       2,100,220
          Compuware Corp.(a).................   125,600       1,757,144
          EMC Corp...........................   729,074      21,179,600
          First Data Corp....................   133,000       8,545,250

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

June 30, 2001 (Unaudited)


     COMMON STOCKS                                             Value
                                                  Shares      (Note 2)
     (Continued)                                 --------- ---------------
     Computer Services (cont'd.)
       Gateway, Inc.(a).........................   106,800 $     1,756,860
       Intuit, Inc.(a)..........................    59,300       2,371,407
       Lexmark International, Inc.(a)...........    43,714       2,939,766
       Mercury Interactive Corp.(a)(b)..........    25,000       1,497,500
       Micron Technology, Inc.(a)(b)............   199,400       8,195,340
       Microsoft Corp.(a)....................... 1,774,000     129,502,000
       NCR Corp.(a).............................    31,300       1,471,100
       Network Appliance, Inc.(a)...............   110,400       1,512,480
       Novell, Inc.(a)(b).......................   126,100         717,509
       Oracle Corp.(a).......................... 1,860,120      35,342,280
       Palm, Inc.(a)............................   192,857       1,170,642
       Parametric Technology Corp.(a)...........    97,000       1,357,030
       Peoplesoft, Inc.(a)......................    96,000       4,726,080
       Sapient Corp.(a).........................    37,400         364,650
       Siebel Systems, Inc.(a)(b)...............   146,200       6,856,780
       Symbol Technologies, Inc.(b).............    73,400       1,629,480
       Unisys Corp.(a)..........................   111,000       1,632,810
       VERITAS Software Corp.(a)(b).............   136,258       9,065,245
       Yahoo!, Inc.(a)(b).......................   194,400       3,886,056
                                                           ---------------
                                                               320,757,186
                                                           ---------------
     Construction -- 0.1%
       Centex Corp..............................    21,600         880,200
       Fluor Corp...............................    23,500       1,061,025
       KB HOME..................................    16,166         487,728
       Pulte Corp...............................    14,500         618,135
       Vulcan Materials Co......................    32,000       1,720,000
                                                           ---------------
                                                                 4,767,088
                                                           ---------------
     Consumer Products
       Tupperware Corp..........................    22,300         522,489
                                                           ---------------
     Containers -- 0.1%
       Ball Corp................................    10,900         518,404
       Bemis Co., Inc...........................    18,100         727,077
       Pactiv Corp.(a)..........................    49,900         668,660
                                                           ---------------
                                                                 1,914,141
                                                           ---------------
     Cosmetics & Soaps -- 1.5%
       Alberto-Culver Co. (Class "B" Stock).....    19,100         802,964
       Avon Products, Inc.......................    77,900       3,605,212
       Clorox Co................................    75,500       2,555,675
       Colgate-Palmolive Co.(b).................   188,100      11,096,019
       Gillette Co..............................   354,500      10,276,955
       International Flavors & Fragrances, Inc..    32,400         814,212
       Procter & Gamble Co......................   434,104      27,695,835
                                                           ---------------
                                                                56,846,872
                                                           ---------------
     Diversified Consumer Products -- 1.1%
       Eastman Kodak Co.........................   100,200       4,677,336
       Philip Morris Cos., Inc..................   738,300      37,468,725
                                                           ---------------
                                                                42,146,061
                                                           ---------------
     Diversified Manufacturing Operations -- 4.3%
       General Electric Co.(b).................. 3,298,700     160,811,625
                                                           ---------------
     Diversified Office Equipment -- 0.2%
       Avery Dennison Corp......................    35,000       1,786,750
       Pitney Bowes, Inc........................    81,900       3,449,628
       Xerox Corp...............................   225,792       2,160,829
                                                           ---------------
                                                                 7,397,207
                                                           ---------------

       COMMON STOCKS                                          Value
                                                 Shares      (Note 2)
       (Continued)                              --------- ---------------
       Diversified Operations -- 0.1%
         Corning, Inc..........................   307,000 $     5,129,970
                                                          ---------------
       Drugs & Medical Supplies -- 10.8%
         Abbott Laboratories...................   516,200      24,782,762
         Allergan, Inc.........................    44,700       3,821,850
         American Home Products Corp...........   437,600      25,573,344
         Bard, (C.R.), Inc.....................    19,000       1,082,050
         Bausch & Lomb, Inc.(b)................    20,100         728,424
         Baxter International, Inc.............   196,600       9,633,400
         Becton Dickinson & Co.................    86,700       3,102,993
         Biogen, Inc.(a).......................    48,700       2,647,332
         Biomet, Inc...........................    57,950       2,785,077
         Boston Scientific Corp.(a)(b).........   132,300       2,249,100
         Bristol-Myers Squibb Co...............   650,360      34,013,828
         Cardinal Health, Inc..................   139,875       9,651,375
         Guidant Corp.(a)......................   103,600       3,729,600
         Johnson & Johnson(b)..................   996,572      49,828,600
         King Pharmaceuticals, Inc.(a).........    54,400       2,924,000
         Lilly (Eli) & Co.(b)..................   374,100      27,683,400
         Medtronic, Inc........................   399,200      18,367,192
         Merck & Co., Inc......................   765,900      48,948,669
         Pfizer, Inc........................... 2,096,250      83,954,813
         Pharmacia Corp........................   429,556      19,738,098
         Schering-Plough Corp..................   484,200      17,547,408
         St. Jude Medical, Inc.(a).............    28,300       1,698,000
         Stryker Corp..........................    61,800       3,389,730
         Watson Pharmaceuticals, Inc.(a).......    35,000       2,157,400
                                                          ---------------
                                                              400,038,445
                                                          ---------------
       Electrical Services -- 0.2%
         American Power Conversion.............    57,700         908,775
         Power-One, Inc.(a)....................    20,000         332,800
         TXU Corp..............................    86,906       4,188,000
         Xcel Energy, Inc......................   117,295       3,337,043
                                                          ---------------
                                                                8,766,618
                                                          ---------------
       Electronics -- 5.0%
         Advanced Micro Devices, Inc.(a)(b)....   108,200       3,124,816
         Altera Corp.(a).......................   136,000       3,944,000
         Analog Devices, Inc.(a)...............   122,000       5,276,500
         Applied Materials, Inc.(a)(b).........   267,900      13,153,890
         Applied Micro Circuits Corp.(a)(b)....    97,000       1,668,400
         Broadcom Corp.(a).....................    77,200       3,301,072
         Conexant Systems, Inc.(a).............    72,000         644,400
         Electronic Data Systems Corp.(b)......   157,400       9,837,500
         Emerson Electric Co.(b)...............   143,300       8,669,650
         Intel Corp............................ 2,239,400      65,502,450
         Jabil Circuit, Inc.(a)................    54,000       1,666,440
         JDS Uniphase Corp.(a)(b)..............   430,100       5,376,250
         KLA-Tencor Corp.(a)(b)................    61,600       3,601,752
         Linear Technology Corp.(b)............   106,800       4,722,696
         LSI Logic Corp.(a)(b).................   110,800       2,083,040
         Maxim Integrated Products, Inc.(a)(b).   101,600       4,491,736
         Molex, Inc............................    64,200       2,345,226
         National Semiconductor Corp.(a)(b)....    56,800       1,654,016
         Novellus Systems, Inc.(a)(b)..........    41,100       2,334,069
         Perkin Elmer, Inc.....................    36,000         991,080
         Pinnacle West Capital Corp............    29,000       1,374,600
         PPL Corp..............................    50,000       2,750,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

June 30, 2001 (Unaudited)


       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Electronics (cont'd.)
         QLogic Corp.(a)......................    25,000 $     1,611,250
         RadioShack Corp......................    58,360       1,779,980
         Sanmina Corp.(a)(b)..................   101,600       2,378,456
         Solectron Corp.(a)...................   218,000       3,989,400
         Tektronix, Inc.......................    35,000         950,250
         Teradyne, Inc. (United States)(a)(b).    57,000       1,886,700
         Texas Instruments, Inc...............   577,800      18,200,700
         Thomas & Betts Corp..................    23,800         525,266
         Vitesse Semiconductor Corp.(a).......    54,000       1,136,160
         Xilinx, Inc.(a)(b)...................   109,000       4,495,160
                                                         ---------------
                                                             185,466,905
                                                         ---------------
       Financial Services -- 8.4%
         Ambac Financial Group, Inc...........    30,000       1,746,000
         American Express Co..................   442,300      17,161,240
         Bear, Stearns Cos., Inc..............    35,310       2,082,231
         Citigroup, Inc....................... 1,670,176      88,252,100
         Countrywide Credit Industries, Inc...    40,800       1,871,904
         Equifax, Inc.(b).....................    52,300       1,918,364
         Federal Home Loan Mortgage Corp......   228,900      16,023,000
         Federal National Mortgage
          Association.........................   336,600      28,661,490
         FleetBoston Financial Corp...........   358,866      14,157,264
         Franklin Resources, Inc.(b)..........    81,400       3,725,678
         H&R Block, Inc.......................    30,700       1,981,685
         Household International, Inc.........   157,558      10,509,119
         J.P. Morgan Chase & Co.(b)...........   639,666      28,529,103
         Lehman Brothers Holdings, Inc........    84,300       6,554,325
         MBNA Corp............................   285,768       9,416,056
         Merrill Lynch & Co., Inc.(b).........   272,600      16,151,550
         Moody's Corp.........................    51,860       1,737,310
         Morgan Stanley Dean Witter & Co......   371,410      23,855,664
         Paychex, Inc.(b).....................   125,550       5,022,000
         Regions Financial Corp...............    75,300       2,409,600
         Schwab (Charles) Corp.(b)............   464,900       7,112,970
         Stilwell Financial, Inc.(b)..........    72,800       2,443,168
         Synovus Financial Corp.(b)...........    97,500       3,059,550
         T. Rowe Price Group, Inc.............    36,000       1,346,040
         USA Education, Inc...................    55,900       4,080,700
         Washington Mutual, Inc.(b)...........   289,722      10,879,061
                                                         ---------------
                                                             310,687,172
                                                         ---------------
       Food & Beverage -- 3.6%
         Adolph Coors Co......................    12,800         642,304
         Anheuser-Busch Cos., Inc.(b).........   301,000      12,401,200
         Archer-Daniels-Midland Co............   216,227       2,810,951
         Brown-Forman Corp. (Class "B" Stock).    21,800       1,393,892
         Campbell Soup Co.....................   136,800       3,522,600
         Coca-Cola Co.(b).....................   827,900      37,255,500
         Coca-Cola Enterprises, Inc...........   143,000       2,338,050
         ConAgra, Inc.........................   179,100       3,547,971
         General Mills, Inc...................    94,500       4,137,210
         Heinz (H.J.) & Co....................   115,150       4,708,484
         Hershey Foods Corp...................    45,600       2,813,976
         Kellogg Co.(b).......................   131,800       3,822,200
         PepsiCo, Inc.(b).....................   481,400      21,277,880
         Quaker Oats Co.......................    42,800       3,905,500
         Ralston Purina Group.................   105,720       3,173,714
         Sara Lee Corp........................   266,000       5,038,040

        COMMON STOCKS                                        Value
                                                 Shares     (Note 2)
        (Continued)                              ------- ---------------
        Food & Beverage (cont'd.)
          Sysco Corp............................ 225,600 $     6,125,040
          The Pepsi Bottling Group, Inc.........  39,000       1,563,900
          Unilever NV, ADR (Netherlands)........ 188,132      11,207,023
          Wrigley (William) Jr. Co..............  74,100       3,471,585
                                                         ---------------
                                                             135,157,020
                                                         ---------------
        Forest Products -- 0.5%
          Boise Cascade Corp.(b)................  19,886         699,391
          Georgia-Pacific Corp.(b)..............  73,139       2,475,755
          International Paper Co................ 159,067       5,678,692
          Louisiana-Pacific Corp................  38,900         456,297
          Mead Corp.(b).........................  34,400         933,616
          Potlatch Corp.........................  10,000         344,100
          Temple-Inland, Inc....................  16,000         852,640
          Westvaco Corp.........................  35,700         867,153
          Weyerhaeuser Co.......................  71,900       3,952,343
          Willamette Industries, Inc............  35,900       1,777,050
                                                         ---------------
                                                              18,037,037
                                                         ---------------
        Gas Pipelines -- 0.6%
          Cinergy Corp..........................  52,839       1,846,723
          Enron Corp.(b)........................ 251,300      12,313,700
          Peoples Energy Corp...................  11,400         458,280
          Sempra Energy.........................  66,054       1,805,916
          Williams Cos., Inc.................... 157,100       5,176,445
                                                         ---------------
                                                              21,601,064
                                                         ---------------
        Hospitals/Healthcare Management -- 1.9%
          Aetna, Inc.(a)(b).....................  49,312       1,275,701
          Agilent Technologies, Inc.(a)......... 151,613       4,927,422
          Amgen, Inc.(a)........................ 346,900      21,049,892
          Applera Corp.-Applied Biosystems
           Group................................  74,100       1,982,175
          Chiron Corp.(a)(b)....................  62,000       3,162,000
          Columbia/HCA Healthcare Corp.......... 185,898       8,400,731
          Forest Laboratories, Inc.(a)..........  55,000       3,905,000
          HEALTHSOUTH Corp.(a).................. 133,500       2,131,995
          Humana, Inc.(a).......................  58,100         572,285
          IMS Health, Inc.......................  98,820       2,816,370
          Manor Care, Inc.(a)...................  32,050       1,017,588
          Mckesson HBOC, Inc....................  93,507       3,470,980
          MedImmune, Inc.(a)....................  70,100       3,308,720
          Tenet Healthcare Corp................. 106,600       5,499,494
          UnitedHealth Group, Inc.(b)........... 107,600       6,644,300
          Wellpoint Health Networks, Inc.(a)(b).  19,600       1,847,104
                                                         ---------------
                                                              72,011,757
                                                         ---------------
        Household Products & Personal Care -- 0.3%
          Kimberly-Clark Corp................... 178,288       9,966,299
          Leggett & Platt, Inc..................  64,000       1,409,920
                                                         ---------------
                                                              11,376,219
                                                         ---------------
        Housing Related -- 0.3%
          Masco Corp............................ 150,000       3,744,000
          Maytag Corp...........................  26,400         772,464
          Newell Rubbermaid, Inc.(b)............  84,949       2,132,220
          Stanley Works.........................  25,800       1,080,504
          Whirlpool Corp........................  22,600       1,412,500
                                                         ---------------
                                                               9,141,688
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

June 30, 2001 (Unaudited)


     COMMON STOCKS                                              Value
                                                   Shares      (Note 2)
     (Continued)                                  --------- ---------------
     Human Resources
       Robert Half International, Inc.(a)........    52,300 $     1,301,747
                                                            ---------------
     Insurance -- 4.4%
       AFLAC, Inc................................   178,400       5,617,816
       Allstate Corp.............................   243,188      10,697,840
       American General Corp.....................   169,972       7,895,199
       American International Group, Inc.(b).....   775,664      66,707,104
       Aon Corp.(b)..............................    87,125       3,049,375
       Chubb Corp................................    58,500       4,529,655
       CIGNA Corp.(b)............................    51,300       4,915,566
       Cincinnati Financial Corp.................    55,700       2,200,150
       Conseco, Inc.(b)..........................   110,259       1,505,035
       Hartford Financial Services Group, Inc....    77,200       5,280,480
       Jefferson-Pilot Corp......................    54,018       2,610,150
       John Hancock Financial Services, Inc......    20,000         799,776
       Lincoln National Corp.....................    64,000       3,312,000
       Lowes Corp................................    64,600       4,162,178
       Marsh & McLennan Cos., Inc................    90,800       9,170,800
       MBIA, Inc.................................    46,950       2,614,176
       MetLife, Inc.(b)..........................   251,000       7,775,980
       MGIC Investment Corp......................    35,800       2,600,512
       Progressive Corp.(b)......................    24,400       3,298,636
       SAFECO Corp...............................    41,000       1,209,500
       St. Paul Cos., Inc........................    72,210       3,660,325
       Torchmark Corp............................    41,800       1,680,778
       UnumProvident Corp........................    79,456       2,552,127
       Wachovia Corp.............................    70,500       5,016,075
                                                            ---------------
                                                                162,861,233
                                                            ---------------
     Leisure -- 1.2%
       Brunswick Corp............................    33,400         802,602
       Carnival Corp. (Class "A" Stock)..........   196,800       6,041,760
       Disney (Walt) Co..........................   693,001      20,020,799
       Harley-Davidson, Inc.(b)..................   100,000       4,708,000
       Harrah's Entertainment, Inc.(a)...........    38,750       1,367,875
       Hilton Hotels Corp........................   104,800       1,215,680
       Marriott International, Inc.
        (Class "A" Stock)(b).....................    80,800       3,825,072
       Sabre Group Holdings, Inc.
        (Class "A" Stock)(b).....................    42,419       2,120,950
       Starwood Hotels & Resorts Worldwide, Inc..    62,600       2,333,728
                                                            ---------------
                                                                 42,436,466
                                                            ---------------
     Machinery -- 0.5%
       Caterpillar, Inc..........................   116,200       5,815,810
       Cooper Industries, Inc....................    30,000       1,187,700
       Deere & Co................................    79,200       2,997,720
       Dover Corp.(b)............................    65,200       2,454,780
       Eaton Corp................................    22,700       1,591,270
       Ingersoll-Rand Co.(b).....................    51,850       2,136,220
       Parker Hannifin Corp......................    36,425       1,545,877
       Snap-on, Inc..............................    22,800         550,848
       Thermo Electron Corp.(a)..................    57,000       1,255,140
       Timken Co.................................    21,500         364,210
                                                            ---------------
                                                                 19,899,575
                                                            ---------------
     Media -- 4.3%
       AOL Time Warner, Inc.(a).................. 1,455,320      77,131,960
       Clear Channel Communications, Inc.(a).....   195,300      12,245,310

        COMMON STOCKS                                       Value
                                                Shares     (Note 2)
        (Continued)                             ------- ---------------
        Media (cont'd.)
          Comcast Corp. (Special Class "A")(a)  311,700 $    13,527,780
          Dow Jones & Co., Inc.................  28,800       1,719,648
          Gannett Co., Inc.(b).................  88,300       5,818,970
          Interpublic Group of Cos., Inc.(b)... 105,100       3,084,685
          Knight-Ridder, Inc.(b)...............  22,700       1,346,110
          McGraw Hill, Inc.....................  65,600       4,339,440
          Meredith Corp........................  17,800         637,418
          New York Times Co. (The)
           (Class "A" Stock)(b)................  53,500       2,247,000
          R.R. Donnelley & Sons, Co............  40,200       1,193,940
          Tribune Co...........................  99,200       3,968,992
          Univision Communications, Inc.
           (Class "A" Stock)(a)(b).............  61,000       2,609,580
          Viacom, Inc. (Class "B" Stock)(a)(b). 579,636      29,996,163
                                                        ---------------
                                                            159,866,996
                                                        ---------------
        Metals - Ferrous -- 0.1%
          Allegheny Technologies, Inc..........  28,940         523,525
          Nucor Corp...........................  25,400       1,241,806
          USX-U.S. Steel Group, Inc............  31,540         635,531
          Worthington Industries, Inc..........  34,000         462,400
                                                        ---------------
                                                              2,863,262
                                                        ---------------
        Metals - Non Ferrous -- 0.5%
          Alcan Aluminum, Ltd.(b).............. 103,750       4,359,575
          Alcoa, Inc........................... 289,776      11,417,174
          INCO, Ltd.(a)(b).....................  62,200       1,073,572
                                                        ---------------
                                                             16,850,321
                                                        ---------------
        Mineral Resource -- 0.1%
          Burlington Resources, Inc............  75,817       3,028,889
          Phelps Dodge Corp.(b)................  27,528       1,142,412
                                                        ---------------
                                                              4,171,301
                                                        ---------------
        Miscellaneous - Basic Industry -- 2.2%
          AES Corp.(a)(b)...................... 171,700       7,391,685
          BB&T Corp............................ 135,100       4,958,170
          Crane Co.............................  21,625         670,375
          Danaher Corp.........................  47,600       2,665,600
          Ecolab, Inc..........................  45,000       1,843,650
          Fortune Brands, Inc..................  50,700       1,944,852
          Homestake Mining Co..................  93,700         726,175
          Honeywell, Inc....................... 263,950       9,235,611
          Illinois Tool Works, Inc.............  98,800       6,254,040
          ITT Industries, Inc..................  28,500       1,261,125
          Millipore Corp.......................  16,200       1,004,076
          Pall Corp............................  44,000       1,035,320
          PPG Industries, Inc..................  54,800       2,880,836
          Sealed Air Corp.(a)(b)...............  27,810       1,035,923
          Textron, Inc.........................  46,700       2,570,368
          Tyco International, Ltd.(b).......... 639,943      34,876,893
          W.W. Grainger, Inc...................  33,400       1,374,744
                                                        ---------------
                                                             81,729,443
                                                        ---------------
        Miscellaneous - Consumer Growth/Stable -- 0.4%
          American Greetings Corp.
           (Class "A" Stock)...................  24,800         272,800
          Black & Decker Corp..................  25,800       1,018,068
          Energizer Holdings, Inc.(a)..........       1              23

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

June 30, 2001 (Unaudited)


        COMMON STOCKS                                       Value
                                               Shares      (Note 2)
        (Continued)                           --------- ---------------
        Miscellaneous-Consumer Growth/Stable (cont'd.)
          Minnesota Mining & Manufacturing
           Co. (3M)..........................   132,500 $    15,118,250
                                                        ---------------
                                                             16,409,141
                                                        ---------------
        Oil & Gas -- 5.6%
          Amerada Hess Corp..................    28,100       2,270,480
          Anadarko Petroleum Corp............    85,663       4,628,372
          Ashland Oil, Inc...................    23,100         926,310
          Chevron Corp.(b)...................   213,100      19,285,550
          El Paso Corp.......................   167,311       8,790,520
          EOG Resources, Inc.(b).............    35,000       1,244,250
          Exxon Mobil Corp................... 1,146,635     100,158,567
          Kerr-McGee Corp.(b)................    31,926       2,115,736
          Nabors Industries, Inc.(a)(b)......    47,900       1,781,880
          NICOR, Inc.........................    16,200         631,476
          Phillips Petroleum Co.(b)..........    85,900       4,896,300
          Royal Dutch Petroleum Co. ADR
           (Netherlands).....................   711,400      41,453,278
          Sunoco, Inc.(b)....................    29,200       1,069,596
          Texaco, Inc........................   181,582      12,093,361
          Unocal Corp........................    81,200       2,772,980
          USX-Marathon Corp..................   104,400       3,080,844
                                                        ---------------
                                                            207,199,500
                                                        ---------------
        Oil-Exploration/Production -- 0.2%
          Conoco, Inc. (Class " B" Stock)....   204,957       5,923,257
                                                        ---------------
        Oil & Gas Exploration &Production -- 0.2%
          Devon Energy Corp.(b)..............    40,000       2,100,000
          Occidental Petroleum Corp..........   124,300       3,305,137
                                                        ---------------
                                                              5,405,137
                                                        ---------------
        Oil & Gas Services -- 0.9%
          Apache Corp........................    42,100       2,136,575
          Baker Hughes, Inc..................   111,730       3,742,955
          Halliburton Co.(b).................   148,900       5,300,840
          Kinder Morgan, Inc.(b).............    34,800       1,748,700
          McDermott International, Inc.......    20,700         241,155
          Noble Drilling Corp.(a)............    40,600       1,329,650
          ONEOK, Inc.........................    26,000         512,200
          PG&E Corp..........................   140,000       1,568,000
          Rowan Cos., Inc.(a)................    28,700         634,270
          Schlumberger, Ltd..................   192,700      10,145,655
          Tosco Corp.........................    49,000       2,158,450
          Transocean Sedco Forex, Inc........    99,433       4,101,611
                                                        ---------------
                                                             33,620,061
                                                        ---------------
        Precious Metals -- 0.1%
          Barrick Gold Corp..................   132,300       2,004,345
          Freeport-McMoRan Copper & Gold,
           Inc. (Class "B" Stock)(a).........    51,200         565,760
          Newmont Mining Corp.(b)............    61,503       1,144,571
          Placer Dome, Inc...................   112,000       1,097,600
                                                        ---------------
                                                              4,812,276
                                                        ---------------
        Railroads -- 0.4%
          Burlington Northern Sante Fe Corp..   130,726       3,944,003
          CSX Corp...........................    72,512       2,627,835

       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Railroads (cont'd.)
         Norfolk Southern Corp................   128,300 $     2,655,810
         Union Pacific Corp...................    83,000       4,557,530
                                                         ---------------
                                                              13,785,178
                                                         ---------------
       Restaurants -- 0.4%
         Darden Restaurants, Inc..............    44,300       1,235,970
         McDonald's Corp......................   441,000      11,933,460
         Tricon Global Restaurants, Inc.(a)...    48,050       2,109,395
         Wendy's International, Inc...........    37,800         965,412
                                                         ---------------
                                                              16,244,237
                                                         ---------------
       Retail -- 6.3%
         Albertson's, Inc.(b).................   138,544       4,154,935
         AutoZone, Inc.(a)....................    39,900       1,496,250
         Bed Bath & Beyond, Inc.(a)...........    98,000       3,057,600
         Best Buy Co., Inc.(a)................    69,400       4,408,288
         Big Lots, Inc.(a)....................    40,200         549,936
         Circuit City Stores, Inc.............    70,200       1,263,600
         Costco Wholesale Corp.(a)(b).........   147,732       6,068,831
         CVS Corp.............................   131,500       5,075,900
         Dillard's, Inc. (Class "A" Stock)....    32,750         500,093
         Dollar General Corp..................   109,803       2,141,158
         Federated Department Stores, Inc.(a).    65,100       2,766,750
         Harcourt General, Inc................    22,906       1,332,900
         Home Depot, Inc......................   770,219      35,853,694
         J.C. Penney Co., Inc.................    86,500       2,280,140
         Kmart Corp.(a)(b)....................   169,400       1,943,018
         Kohl's Corp.(a)......................   110,300       6,919,119
         Kroger Co.(a)........................   272,800       6,820,000
         Liz Claiborne, Inc.(b)...............    17,900         903,055
         Longs Drug Stores, Inc...............    13,700         295,235
         Lowe's Cos., Inc.(b).................   123,800       8,981,690
         May Department Stores Co.............    96,800       3,316,368
         Nordstrom, Inc.......................    46,300         858,865
         Office Depot, Inc.(a)(b).............   105,000       1,089,900
         Safeway, Inc.(a).....................   166,000       7,968,000
         Sears, Roebuck & Co..................   110,300       4,666,793
         Sherwin-Williams Co..................    53,800       1,194,360
         Staples, Inc.(a)(b)..................   155,200       2,481,648
         Starbucks Corp.(a)...................   112,400       2,585,200
         Supervalu, Inc.......................    46,800         821,340
         Target Corp..........................   298,368      10,323,533
         The Gap, Inc.........................   283,787       8,229,823
         The Limited, Inc.....................   136,496       2,254,914
         Tiffany & Co.........................    43,300       1,568,326
         TJX Cos., Inc........................    95,700       3,049,959
         Toys 'R' Us, Inc.(a).................    61,250       1,515,937
         Wal-Mart Stores, Inc................. 1,483,800      72,409,440
         Walgreen Co..........................   339,100      11,580,265
         Winn-Dixie Stores, Inc...............    48,900       1,277,757
                                                         ---------------
                                                             234,004,620
                                                         ---------------
       Rubber -- 0.1%
         B.F. Goodrich Co.....................    31,800       1,207,764
         Cooper Tire & Rubber Co..............    28,800         408,960
         Goodyear Tire & Rubber Co.(b)........    49,200       1,377,600
                                                         ---------------
                                                               2,994,324
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

June 30, 2001 (Unaudited)


        COMMON STOCKS                                        Value
                                                Shares      (Note 2)
        (Continued)                            --------- ---------------
        Telecommunications -- 6.9%
          ADC Telecommunications, Inc.(a).....   262,400 $     1,731,840
          Alltel Corp.........................   105,400       6,456,804
          Andrew Corp.(a).....................    29,112         537,116
          AT&T Corp........................... 1,145,567      25,202,474
          BellSouth Corp......................   619,700      24,955,319
          CenturyTel, Inc.....................    43,100       1,305,930
          Citizens Communications Co.(a)......    68,000         818,040
          Global Crossing, Ltd.(a)............   295,105       2,549,707
          Lucent Technologies, Inc............ 1,140,105       7,068,651
          Motorola, Inc.......................   735,195      12,174,829
          Nextel Communications, Inc.
           (Class "A" Stock)(a)(b)............   252,600       4,420,500
          Nortel Networks Corp................ 1,058,280       9,619,765
          QUALCOMM, Inc.(a)(b)................   252,000      14,736,960
          Qwest Communications International,
           Inc.(b)............................   551,747      17,584,177
          SBC Communications, Inc............. 1,127,074      45,150,585
          Scientific-Atlanta, Inc.............    52,800       2,143,680
          Sprint Corp.........................   297,600       6,356,736
          Sprint Corp. (PCS Group)(a)(b)......   309,700       7,479,255
          Tellabs, Inc.(a)....................   138,000       2,674,440
          Verizon Communications..............   896,838      47,980,833
          WorldCom, Inc.......................   961,078      13,647,308
                                                         ---------------
                                                             254,594,949
                                                         ---------------
        Textiles -- 0.1%
          National Service Industries, Inc....    14,700         331,779
          VF Corp.............................    37,036       1,347,370
                                                         ---------------
                                                               1,679,149
                                                         ---------------
        Tobacco
          UST, Inc............................    54,100       1,561,326
        Toy Manufacturer -- 0.1%
          Hasbro, Inc.........................    64,150         926,967
          Mattel, Inc.........................   146,381       2,769,529
                                                               3,696,496
        Trucking & Shipping -- 0.1%
          Federal Express Corp.(a)............   100,840       4,053,768
          Ryder System, Inc...................    20,600         403,760
                                                         ---------------
                                                               4,457,528
                                                         ---------------
        Utilities - Electric & Gas -- 0.5%
          Dynegy, Inc. (Class "A" Stock)......   102,900       4,784,850
          Exelon Corp.........................   107,175       6,872,061
          KeySpan Corp........................    43,400       1,583,232
          NiSource, Inc.......................    61,300       1,675,329
          Progress Energy, Inc. (CVO).........    69,214       3,109,093
          Progress Energy, Inc. (CVO)(a)......    36,000          16,200
                                                         ---------------
                                                              18,040,765
                                                         ---------------
        Utilities - Electric -- 1.7%
          Allegheny Energy, Inc...............    34,400       1,659,800
          Ameren Corp.........................    47,500       2,028,250
          American Electric Power Co.,
           Inc.(a)(b).........................   108,440       5,006,675
          Calpine Corp.(a)(b).................    95,000       3,591,000

        COMMON STOCKS                                        Value
                                                 Shares     (Note 2)
        (Continued)                              ------- --------------
        Utilities - Electric (cont'd.)
          CMS Energy Corp.(b)...................  43,100 $    1,200,335
          Consolidated Edison, Inc.(b)..........  73,100      2,909,380
          Constellation Energy Group............  53,550      2,281,230
          Dominion Resources, Inc...............  80,442      4,836,977
          DTE Energy Co.(b).....................  48,700      2,261,628
          Duke Energy Co........................ 257,962     10,063,098
          Edison International.................. 113,800      1,268,870
          Entergy Corp..........................  75,000      2,879,250
          FirstEnergy Corp.(b)..................  79,100      2,543,856
          FPL Group, Inc........................  59,500      3,582,495
          GPU, Inc. (b).........................  40,000      1,406,000
          Mirant Corp.(a)....................... 110,030      3,785,032
          Niagara Mohawk Holdings, Inc.(a)......  52,700        932,263
          Public Service Enterprise Group, Inc..  68,800      3,364,320
          Reliant Energy, Inc...................  99,210      3,195,554
          Southern Co.(b)....................... 230,200      5,352,150
                                                         --------------
                                                             64,148,163
                                                         --------------
        Waste Management -- 0.2%
          Allied Waste Industries, Inc.(a)......  68,000      1,270,240
          Waste Management, Inc................. 209,230      6,448,469
                                                         --------------
                                                              7,718,709
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $2,397,316,950).......................   3,650,256,341
                                                         --------------

                                              Principal
         SHORT-TERM                  Moody's   Amount        Value
         INVESTMENTS --              Rating     (000)       (Note 2)
         13.5%                       ------- ------------ -------------
         Commercial Paper -- 5.4%
           American Electric Power,
            4.10%, 07/30/01(c)......   P1    $     42,000    41,866,067
           El Paso Energy Corp.,
            4.18%, 07/30/01(c)......   P1          30,000    30,000,000
           Qwest Capital Funding, Inc.,
            5.00%, 07/02/01(c)......   P1          21,544    21,544,000
           Reed Elsevier
            4.00%, 07/24/01(c)......   P1          20,000    19,951,111
            3.97%, 08/21/01(c)......   P1          20,000    19,889,722
           Sprint Capital Corp.
            4.33%, 07/26/01(c)......   P1          11,000    10,968,247
            4.25%, 08/14/01(c)......   P1           5,094     5,068,141
            4.17%, 08/17/01(c)......   P1           9,000     8,952,045
            4.15%, 08/27/01(c)......   P1           2,500     2,483,861
           Sprint Corp.
            4.13%, 0820/01(c).......   P1          15,000    14,915,679
           Tennessee Gas & Pipeline,
            4.05%, 08/28/01(c)......   P1          24,860    24,700,585
                                                          -------------
                                                            200,339,458
                                                          -------------
                                               Shares
                                             ------------
         Mutual Funds -- 8.0%
           Prudential Core
            Investment Fund --
            Taxable Money Market
            Series (Note 4),(c)...........   297,358,228   297,358,228
                                                          -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

June 30, 2001 (Unaudited)


                                             Principal
                SHORT-TERM                    Amount          Value
                INVESTMENTS                    (000)         (Note 2)
                (Continued)             -       --------- --------------
                U.S. Government Obligations -- 0.1%
                  United States Treasury Bill,
                   3.42%, 09/20/01(d)......  $4,700      $    4,663,834
                                                          --------------
                TOTAL SHORT-TERM INVESTMENTS
                  (cost $502,361,520).....................    502,361,520
                                                          --------------
                TOTAL INVESTMENTS -- 111.8%
                  (cost $2,899,678,470; Note 6)...........  4,152,617,861
                VARIATION MARGIN ON OPEN FUTURES
                 CONTRACTS(e)...............................        254,9
                LIABILITIES IN EXCESS OF OTHER
                 ASSETS -- (11.8)%..........................   (437,798,3
                                                          --------------
                NET ASSETS -- 100.0%........................ $3,715,074,4
                                                          ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
CVO Contingent Value Obligation
NV  Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $420,849,027; cash collateral $434,688,351 was received with which the portfolio purchased securities.

(c)Represents security purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of June 30, 2001 were as follows:

Number of               Expiration  Value at     Value at
Contracts     Type         Date    Trade Date  June 30, 2001 Depreciation
--------- ------------- ---------- ----------- ------------- ------------
Long Positions:
   217    S&P 500 Index  Sept 01   $68,549,644  $66,819,725  $(1,729,919)
                                                             ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.
                                  (Unaudited)

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to twenty-four Portfolios: Global Portfolio, Money Market Portfolio, Prudential Jennison Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Growth and Income Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid-Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio and Stock Index Portfolio.

       The Portfolios of the Series Fund have the following investment objectives:

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in short-term money market securities that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

       SP Aggressive Growth Asset Allocation Portfolio: Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP AIM Aggressive Growth Portfolio: Long-term growth of capital by investing primarily in the common stock of companies whose earnings the portfolio managers expect to grow more than 15% per year.

       SP AIM Growth and Income Portfolio: Growth of capital with a secondary objective of current income by investing primarily in securities of established companies that have long-term above-average growth in earnings and dividends and growth companies that have the potential for above-average growth in earnings and dividends.

       SP Alliance Large Cap Growth Portfolio: Growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of U.S. companies.

       SP Alliance Technology Portfolio: Growth of capital by investing primarily in securities of companies that use technology extensively in the development of new or improved products and processes.

       SP Balanced Asset Allocation Portfolio: Provide balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Conservative Asset Allocation Portfolio: Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Davis Value Portfolio: Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

       SP Deutsche International Equity Portfolio: Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

                                      C1

       SP Growth Asset Allocation Portfolio: Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP INVESCO Small Company Growth Portfolio: Long-term capital growth by investing mostly in small-capitalization companies with market capitalizations under $2 billion.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       SP Large Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (over $1 billion).

       SP MFS Capital Opportunities Portfolio: Capital appreciation by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

       SP MFS Mid-Cap Growth Portfolio: Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks convertible securities and depository receipts for those securities.

       SP PIMCO High Yield Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield securities rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by Pacific Investment Management Company ("PIMCO") to be of comparable quality.

       SP PIMCO Total Return Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

       SP Prudential U.S. Emerging Growth Portfolio: Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies with the potential for above-average growth.

       SP Small/Mid-Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

       SP Strategic Partners Focused Growth Portfolio: Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.

       The Money Market Portfolio uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       The SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio at June 30, 2001 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

                                      C2

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may be delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities
       - at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
       (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment.

                                      C3

       When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealer's. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the six months ended June 30, 2001, PSI has been compensated by the following amounts:

                     Global Portfolio............. $145,285
                     Prudential Jennison Portfolio   14,011
                     Stock Index Portfolio........  263,311
                                                   --------
                                                   $422,607
                                                   ========

       Swaps: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

                                      C4

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       For Portfolios with multiple classes of shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Offering Expenses: Certain costs incurred in connection with the initial offering of shares of certain portfolios of the Fund were approximately $120,000. These costs have been deferred and are being amortized over a 12 month period from the date the respective Portfolios commenced operations.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ("PIC"), Jennison Associates LLC ("Jennison"), AIM Capital Management, Inc. ("AIM"), Alliance Capital Management, LP ("Alliance"), Davis Selected Advisers, LP ("Davis"), Deutsche Asset Management Inc. ("Deutsche"), INVESCO Funds Group, Inc. ("INVESCO"), Fidelity Management & Research Company ("Fidelity"), Massachusetts Financial Services Company ("MFS") and Pacific Investment Management Company LLC ("PIMCO") (collectively, the "Subadvisors"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PIFM pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses. Effective March 31, 2001, PIC changed its name to Prudential Investment Management, Inc. ("PIM").

                                      C5

       The management fee paid to PIFM is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                                                           Management
                              Portfolio                       Fee
                              ---------                    ----------
           Global Portfolio...............................    0.75%
           Money Market Portfolio.........................    0.40
           Prudential Jennison Portfolio..................    0.60
           SP Aggressive Growth Asset Allocation Portfolio    0.05
           SP AIM Aggressive Growth Portfolio.............    0.95
           SP AIM Growth and Income Portfolio.............    0.85
           SP Alliance Large Cap Growth Portfolio.........    0.90
           SP Alliance Technology Portfolio...............    1.15
           SP Balanced Asset Allocation Portfolio.........    0.05
           SP Conservative Asset Allocation Portfolio.....    0.05
           SP Davis Value Portfolio.......................    0.75
           SP Deutsche International Equity Portfolio.....    0.90
           SP Growth Asset Allocation Portfolio...........    0.05
           SP INVESCO Small Company Growth Portfolio......    0.95
           SP Jennison International Growth Portfolio.....    0.85
           SP Large Cap Value Portfolio...................    0.80
           SP MFS Capital Opportunities Portfolio.........    0.75
           SP MFS Mid-Cap Growth Portfolio................    0.80
           SP PIMCO High Yield Portfolio..................    0.60
           SP PIMCO Total Return Portfolio................    0.60
           SP Prudential U.S. Emerging Growth Portfolio...    0.60
           SP Small/Mid-Cap Value Portfolio...............    0.90
           SP Strategic Partners Focused Growth Portfolio.    0.90
           Stock Index Portfolio..........................    0.35

       The Subadvisors provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

                         Portfolio                      Subadvisor(s)
                         ---------                    ------------------
       Global Portfolio.............................. Jennison
       Money Market Portfolio........................ PIM
       Prudential Jennison Portfolio................. Jennison
       SP AIM Aggressive Growth Portfolio............ AIM
       SP AIM Growth and Income...................... AIM
       SP Alliance Large Cap Growth Portfolio........ Alliance
       SP Alliance Technology Portfolio.............. Alliance
       SP Davis Value Portfolio...................... Davis
       SP Deutsche International Equity Portfolio.... Deutsche
       SP INVESCO Small Company Growth Portfolio..... INVESCO
       SP Jennison International Growth Portfolio.... Jennison
       SP Large Cap Value Portfolio.................. Fidelity
       SP MFS Capital Opportunities Portfolio........ MFS
       SP MFS Mid-Cap Growth Portfolio............... MFS
       SP PIMCO High Yield Portfolio................. PIMCO
       SP PIMCO Total Return Portfolio............... PIMCO
       SP Prudential U.S. Emerging Growth Portfolio.. Jennison
       SP Small/Mid-Cap Value Portfolio.............. Fidelity
       SP Strategic Partners Focused Growth Portfolio Alliance, Jennison
       Stock Index Portfolio......................... PIM

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are

                                      C6
       accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PIFM has agreed to reimburse each Portfolio (other than the Global, SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation and SP Growth Asset Allocation Portfolios), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                     Class I      Class II
                     Portfolio                    Expense limit Expense limit
                     ---------                    ------------- -------------
   Money Market Portfolio........................     0.75%          N/A
   Prudential Jennison Portfolio.................     0.75          1.15%
   SP AIM Aggressive Growth Portfolio............     1.07           N/A
   SP AIM Growth and Income Portfolio............     1.00           N/A
   SP Alliance Large Cap Growth Portfolio........     1.10           N/A
   SP Alliance Technology Portfolio..............     1.30           N/A
   SP Davis Value Portfolio......................     0.83           N/A
   SP Deutsche International Equity Portfolio....     1.10           N/A
   SP INVESCO Small Company Growth Portfolio.....     1.15           N/A
   SP Jennison International Growth Portfolio....     1.24          1.64
   SP Large Cap Value Portfolio..................     0.90           N/A
   SP MFS Capital Opportunities Portfolio........     1.00           N/A
   SP MFS Mid-Cap Growth Portfolio...............     1.00           N/A
   SP PIMCO High Yield Portfolio.................     0.82           N/A
   SP PIMCO Total Return Portfolio...............     0.76           N/A
   SP Prudential U.S. Emerging Growth Portfolio..     0.90           N/A
   SP Small/Mid-Cap Value Portfolio..............     1.05           N/A
   SP Strategic Partners Focused Growth Portfolio     1.01          1.41
   Stock Index Portfolio.........................     0.75           N/A

       N/A - Not applicable - Portfolio does not currently have Class II shares.

       PIC, PIMS, PIFM, PIM, PSI and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

       The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 6, 2002. Prior to March 7, 2001 the maximum commitment under the SCA was $1 billion. The Series Fund did not borrow any amount pursuant to the SCA during the six months ended June 30, 2001.

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June

                                      C7

       30, 2001, the Series Fund incurred fees for the services of PMFS and as of June 30, 2001 fees were due to PMFS as follows:

                                                Amount Incurred
                                                    for the       Amount Due
                                                Six Months Ended     as of
                   Portfolio                     June 30, 2001   June 30, 2001
                   ---------                    ---------------- -------------
 Global Portfolio..............................     $ 3,800         $  600
 Money Market Portfolio........................       4,000            600
 Prudential Jennison Portfolio.................       5,000            800
 SP AIM Aggressive Growth Portfolio............         600            100
 SP AIM Growth and Income Portfolio............         600            100
 SP Alliance Large Cap Growth Portfolio........       1,000            200
 SP Alliance Technology Portfolio..............         600            100
 SP Davis Value Portfolio......................       1,200            200
 SP Deutsche International Equity Portfolio....       1,000            200
 SP INVESCO Small Company Growth Portfolio.....         800            200
 SP Jennison International Growth Portfolio....       1,500            300
 SP Large Cap Value Portfolio..................         700            100
 SP MFS Capital Opportunities Portfolio........         700            200
 SP MFS Mid-Cap Growth Portfolio...............         700            200
 SP PIMCO High Yield Portfolio.................       1,000            200
 SP PIMCO Total Return Portfolio...............       1,100            200
 SP Prudential U.S. Emerging Growth Portfolio..       1,100            200
 SP Small/Mid-Cap Value Portfolio..............       1,200            200
 SP Strategic Partners Focused Growth Portfolio         800            200
 Stock Index Portfolio.........................       4,000            600
                                                    -------         ------
                                                    $31,400         $5,500
                                                    =======         ======

       For the six months ended June 30, 2001, PSI earned $107,195 in brokerage commissions from transactions executed on behalf of the Prudential Jennison Portfolio.

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the six months ended June 30, 2001, the Stock Index Portfolio earned income of $972,361 and $288,294 from the Series by investing its excess cash and collateral from securities lending, respectively. See Note 2 relating to Securities Lending.

                                      C8

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $427,892,000 as of June 30, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                     Principal   Percentage
                       Portfolio                      Amount      Interest
                       ---------                    ------------ ----------
     Global Portfolio.............................. $ 26,254,000     6.14%
     Prudential Jennison Portfolio.................   60,479,000    14.14
     SP Alliance Large Cap Growth Portfolio........    2,628,000     0.61
     SP Alliance Technology Portfolio..............      612,000     0.14
     SP Deutsche International Equity Portfolio....    1,347,000     0.32
     SP INVESCO Small Company Growth Portfolio.....    1,498,000     0.35
     SP Jennison International Growth Portfolio....    2,775,000     0.65
     SP Large Cap Value Portfolio..................      701,000     0.16
     SP MFS Capital Opportunities Portfolio........    1,119,000     0.26
     SP MFS Mid-Cap Growth Portfolio...............      516,000     0.12
     SP PIMCO High Yield Portfolio.................    2,097,000     0.49
     SP PIMCO Total Return Portfolio...............   15,033,000     3.51
     SP Prudential U.S. Emerging Growth Portfolio..    1,149,000     0.27
     SP Small/Mid-Cap Value Portfolio..............    4,180,000     0.98
     SP Strategic Partners Focused Growth Portfolio      671,000     0.16
     All other portfolios..........................  306,833,000    71.70
                                                    ------------   ------
                                                    $427,892,000   100.00%
                                                    ============   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       CS First Boston, 4.00%, in the principal amount of $138,947,000, repurchase price $138,993,316, due 07/02/2001. The value of the collateral including accrued interest was $141,727,621.

       Greenwich Capital Market, 3.99%, in the principal amount of $50,000,000, repurchase price $50,016,625, due 07/02/2001. The value of the collateral including accrued interest was $51,000,629.

       JP Morgan Chase, 3.92%, in the principal amount of $100,000,000, repurchase price $100,032,667, due 07/02/2001. The value of the collateral including accrued interest was $102,003,720.

       UBS Warburg, 3.98%, in the principal amount of $138,945,000, repurchase price $138,991,083, due 07/02/2001. The value of the collateral including accrued interest was $141,724,424.

                                      C9

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the six months ended June 30, 2001 were as follows:

       Cost of Purchases:

                            Portfolio
                            ---------
         Global Portfolio............................... $  295,864,441
         Prudential Jennison Portfolio..................  1,295,339,276
         SP Aggressive Growth Asset Allocation Portfolio      3,713,967
         SP AIM Aggressive Growth Portfolio.............      3,917,498
         SP AIM Growth and Income Portfolio.............      5,116,878
         SP Alliance Large Cap Growth Portfolio.........     15,101,562
         SP Alliance Technology Portfolio...............      2,651,050
         SP Balanced Asset Allocation Portfolio.........     20,705,741
         SP Conservative Asset Allocation Portfolio.....     14,219,555
         SP Davis Value Portfolio.......................     31,405,579
         SP Deutsche International Equity Portfolio.....      1,786,591
         SP Growth Asset Allocation Portfolio...........     20,835,139
         SP INVESCO Small Company Growth Portfolio......      3,899,762
         SP Jennison International Growth Portfolio.....     20,306,067
         SP Large Cap Value Portfolio...................      7,981,475
         SP MFS Capital Opportunities Portfolio.........      4,074,636
         SP MFS Mid-Cap Growth Portfolio................      9,157,431
         SP PIMCO High Yield Portfolio..................     21,139,212
         SP PIMCO Total Return Portfolio................     11,332,181
         SP Prudential U.S. Emerging Growth Portfolio...     20,935,029
         SP Small/Mid-Cap Value Portfolio...............     16,570,988
         SP Strategic Partners Focused Growth Portfolio.      6,836,861
         Stock Index Portfolio..........................     50,286,563

       Proceeds from Sales:

                            Portfolio
                            ---------
         Global Portfolio............................... $  325,439,365
         Prudential Jennison Portfolio..................  1,313,618,570
         SP Aggressive Growth Asset Allocation Portfolio      1,647,702
         SP AIM Aggressive Growth Portfolio.............      1,965,801
         SP AIM Growth and Income Portfolio.............      1,449,260
         SP Alliance Large Cap Growth Portfolio.........      3,310,447
         SP Alliance Technology Portfolio...............      1,362,198
         SP Balanced Asset Allocation Portfolio.........      4,851,982
         SP Conservative Asset Allocation Portfolio.....      2,909,912
         SP Davis Value Portfolio.......................      1,641,264
         SP Deutsche International Equity Portfolio.....      8,601,531
         SP Growth Asset Allocation Portfolio...........      6,057,496
         SP INVESCO Small Company Growth Portfolio......      2,324,065
         SP Jennison International Growth Portfolio.....      7,657,446
         SP Large Cap Value Portfolio...................      1,538,257
         SP MFS Capital Opportunities Portfolio.........      1,912,197
         SP MFS Mid-Cap Growth Portfolio................      2,685,595
         SP PIMCO High Yield Portfolio..................      6,332,692
         SP PIMCO Total Return Portfolio................     11,610,970
         SP Prudential U.S. Emerging Growth Portfolio...     12,341,041
         SP Small/Mid-Cap Value Portfolio...............      5,824,477
         SP Strategic Partners Focused Growth Portfolio.      3,487,511
         Stock Index Portfolio..........................    232,946,086

                                      C10

       The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 2001 were as follows:

                                                                         Total Net
                Portfolio                   Appreciation  Depreciation   Unrealized      Tax Basis
                ---------                  -------------- ------------ --------------  --------------
Global Portfolio.......................... $   70,595,446 $ 84,009,876 $  (13,414,430) $1,058,636,696
Prudential Jennison Portfolio.............    189,557,749  271,292,210    (81,734,461)  2,561,317,710
SP Aggressive Growth Asset Allocation
  Portfolio...............................         51,429      203,468       (152,039)      3,969,083
SP AIM Aggressive Growth Portfolio........        505,591      368,586        137,005       5,205,076
SP AIM Growth and Income Portfolio........        227,964      708,105       (480,141)      8,024,914
SP Alliance Large Cap Growth Portfolio....        617,205    1,609,756       (992,551)     17,964,443
SP Alliance Technology Portfolio..........        378,334    1,383,092     (1,004,758)      6,890,414
SP Balanced Asset Allocation Portfolio....        151,103      273,316       (122,213)     19,325,740
SP Conservative Asset Allocation Portfolio         70,675       85,733        (15,058)     13,130,824
SP Davis Value Portfolio..................      1,891,764    2,434,763       (542,999)     43,965,718
SP Deutsche International Equity Portfolio        285,241      734,173       (448,932)     15,516,719
SP Growth Asset Allocation Portfolio......        164,508      434,265       (269,757)     18,238,951
SP INVESCO Small Company Growth
  Portfolio...............................        704,943      757,764        (52,821)      7,503,091
SP Jennison International Growth Portfolio        426,921    2,532,919     (2,105,998)     21,635,355
SP Large Cap Value Portfolio..............        375,995      332,006         43,989      10,241,082
SP MFS Capital Opportunities Portfolio....        200,200      815,029       (614,829)      7,198,792
SP MFS Mid-Cap Growth Portfolio...........        654,762    1,343,463       (688,701)     10,615,521
SP PIMCO High Yield Portfolio.............        194,786      623,877       (429,091)     24,913,279
SP PIMCO Total Return Portfolio...........        180,929      173,717          7,212      58,161,313
SP Prudential U.S. Emerging Growth
  Portfolio...............................      1,337,536      555,709        781,827      13,895,186
SP Small/Mid-Cap Value Portfolio..........      1,229,041      368,359        860,682      20,734,900
SP Strategic Partners Focused Growth
  Portfolio...............................        347,456      861,144       (513,688)      9,492,237
Stock Index Portfolio.....................  1,514,966,765  262,528,525  1,252,438,240   2,900,179,621

       The SP Deutsche International Equity and SP PIMCO Total Return Portfolios' written options activity is as follows:

                                                           Contracts Premiums
   SP Deutsche International Equity Portfolio              --------- --------
      Balance as of December 31, 2000.....................       0   $     0
      Options written.....................................  25,719    31,255
      Options terminated in closing purchase transactions.    (600)   (6,485)
                                                            ------   -------
      Balance as of June 30, 2001.........................  25,119   $24,770
                                                            ======   =======

                                                          Contracts Premiums
  SP PIMCO Total Return Portfolio                         --------- --------
     Balance as of December 31, 2000.....................       3   $    723
     Options written.....................................  14,129     96,755
     Options terminated in closing purchase transactions.      (4)    (1,119)
     Options expired.....................................     (32)   (12,977)
                                                           ------   --------
     Balance as of June 30, 2001.........................  14,096   $ 83,382
                                                           ======   ========

       The Global Portfolio entered into 2 swap agreements with Lynch International. The first is an equity index price return swap agreement. At termination, the Portfolio will receive from/pay to the counterparty the amount of appreciation/(depreciation) in the value of the underlying Dow Jones Euro Stoxx 50 (Price) Index. In addition, the Portfolio incurred certain transaction cost in connection with this agreement. The second is an equity price return swap agreement. The Portfolio receives the change in the market value of the shares of Taiwan Semiconductor including dividends and the Portfolio pays 3 month LIBOR plus 0.75% based on the value of shares of the Taiwan Semiconductor on the date the contract was entered into. In addition, the Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The details of the swap agreements are as follows:

                                      C11

                               Termination             Current     Current
                     Open Date    Date      Shares      Value       Basis    Depreciation
                     --------- ----------- --------- ----------- ----------- ------------
DJ Euro Stoxx 50.... 6/13/2001  9/21/2001      1,624 $59,125,210 $60,131,303 $(1,006,093)
Taiwan Semiconductor 3/06/2001  3/02/2002  5,747,140  10,644,584  11,287,025    (642,441)
                                                                             -----------
                                                                             $(1,648,534)
                                                                             ===========

       The SP PIMCO Total Return Portfolio entered into 11 interest rate swap agreements. Details of the swap agreements are as follows:

                  Termination   Notional       Fixed                Appreciation
  Counterparty       Date        Amount        Rate  Floating Rate (Depreciation)
  ------------    ----------- -------------    ----- ------------- --------------
Goldman Sachs....   6/16/02   GBP   700,000(a) 5.20% 6 month LIBOR   $   3,442
Goldman Sachs....   3/19/06   GBP   600,000(b) 5.25% 6 month LIBOR     (24,446)
Goldman Sachs....   9/19/02   GBP   600,000(a) 5.25% 6 month LIBOR       5,415
Goldman Sachs....   3/15/04   GBP   700,000(b) 5.25% 6 month LIBOR     (17,552)
Goldman Sachs....   6/17/04   GBP   200,000(b) 5.50% 6 month LIBOR      (2,838)
Goldman Sachs....  12/17/06   USD 2,700,000(b) 6.00% 3 month LIBOR     (25,480)
J.P. Morgan Chase   3/19/06   GBP 1,000,000(b) 5.25% 6 month LIBOR     (43,094)
J.P. Morgan Chase   9/19/02   GBP 1,000,000(a) 5.25% 6 month LIBOR       7,227
Morgan Stanley...   6/15/06   GBP   200,000(b) 5.50% 6 month LIBOR      (5,007)
Morgan Stanley...   6/15/06   GBP   500,000(b) 5.50% 6 month LIBOR     (13,061)
Bank of America..  12/18/06   USD   300,000(b) 6.00% 3 month LIBOR      (3,882)
                                                                     ---------
                                                                     $(119,276)
                                                                     =========
(a)Portfolio pays fixed interest rate and receives floating rate.
(b)Portfolio receives fixed interest rate and pays floating rate.

       For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 2000. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                               Post October Post October
                                                 Currency     Capital    Capital Loss
                                                  Losses       Losses    Carryforwards Expiration
                  Portfolio                      Deferred     Deferred     Available      Date
                  ---------                    ------------ ------------ ------------- ----------
Global Portfolio..............................   $268,699    $8,779,794           --        --
SP AIM Aggressive Growth Portfolio............         --       125,594    $ (57,438)     2008
SP AIM Growth and Income Portfolio............         --        58,849      (39,315)     2008
SP Alliance Large Cap Growth Portfolio........         --        15,239       (1,017)     2008
SP Alliance Technology Portfolio..............         --       253,692      (35,712)     2008
SP Davis Value Portfolio......................         --         4,447         (977)     2008
SP Deutsche International Equity Portfolio....         --       180,210     (195,290)     2008
SP INVESCO Small Company Growth Portfolio.....         --       377,336      (83,738)     2008
SP Jennison International Growth Portfolio....     12,275       131,778           --        --
SP Large Cap Value Portfolio..................         --        47,596           --        --
SP MFS Capital Opportunities Portfolio........         --        11,310       (6,692)     2008
SP PIMCO High Yield Portfolio.................         --         3,050           --        --
SP Prudential U.S. Emerging Growth Portfolio..         --       125,616      (38,957)     2008
SP Small/Mid Cap Value........................         --        29,724      (13,569)     2008
SP Strategic Partners Focused Growth Portfolio         --        61,807     (185,442)     2008

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other

                                      C12
       purposes as may be consistent with the contracts. As of June 30, 2001, Prudential Jennison, SP Jennison International Growth and SP Strategic Partners Focused Growth Portfolios have Class II shares outstanding.

       Transactions in shares of common stock of the Prudential Jennison, SP Strategic Partners Focused Growth and SP Jennison International Growth Portfolios were as follows:

Prudential Jennison Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................   6,908,408  $  147,764,841
Capital stock issued in reinvestment of dividends and distributions   1,210,806      25,075,784
Capital stock repurchased.......................................... (11,580,357)   (241,984,628)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (3,461,143) $  (69,144,003)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................  31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions  17,678,914     414,090,579
Capital stock repurchased..........................................  (9,174,387)   (291,311,076)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  40,413,175  $1,174,149,125
                                                                    ===========  ==============

                             Class II                                 Shares         Amount
                             --------                               -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................   3,988,253  $   86,574,814
Capital stock issued in reinvestment of dividends and distributions      12,555         258,619
Capital stock repurchased..........................................  (3,021,389)    (65,607,559)
                                                                    -----------  --------------
Net increase in shares outstanding.................................     979,419  $   21,225,874
                                                                    ===========  ==============
February 10, 2000(a) through December 31, 2000:
Capital stock sold.................................................     550,511  $   16,730,013
Capital stock issued in reinvestment of dividends and distributions      71,503       1,617,253
Capital stock repurchased..........................................     (39,878)     (1,198,186)
                                                                    -----------  --------------
Net increase in shares outstanding.................................     582,136  $   17,149,080
                                                                    ===========  ==============
(a) Commencement of offering of Prudential Jennison Portfolio Class II shares.

                                      C13

SP Jennison International Growth Portfolio:

                             Class I                                  Shares          Amount
                             -------                                -----------    ------------
Six months ended June 30, 2001:
Capital stock sold.................................................   1,219,799    $  8,795,310
Capital stock issued in reinvestment of dividends and distributions       1,548          11,128
Capital stock repurchased..........................................    (382,326)     (2,793,076)
                                                                    -----------    ------------
Net increase in shares outstanding.................................     839,021    $  6,013,362
                                                                    ===========    ============
September 22, 2000(b) through December 31, 2000
Capital stock sold.................................................     912,063    $  8,639,496
Capital stock repurchased..........................................     (19,277)       (165,681)
                                                                    -----------    ------------
Net increase in shares outstanding.................................     892,786    $  8,473,815
                                                                    ===========    ============

                             Class II                                 Shares          Amount
                             --------                               -----------    ------------
Six months ended June 30, 2001:
Capital stock sold.................................................  13,785,409    $ 97,674,430
Capital stock issued in reinvestment of dividends and distributions         328           2,354
Capital stock repurchased.......................................... (12,613,754)    (89,704,483)
                                                                    -----------    ------------
Net increase in shares outstanding.................................   1,171,983    $  7,972,301
                                                                    ===========    ============
October 4, 2000(c) through December 31, 2000:
Capital stock sold.................................................   1,512,769    $ 13,325,129
Capital stock repurchased..........................................  (1,191,511)    (10,547,052)
                                                                    -----------    ------------
Net increase in shares outstanding.................................     321,258    $  2,778,077
                                                                    ===========    ============
(b) Commencement of offering of SP Jennison International Growth Portfolio Class I shares.
(c) Commencement of offering of SP Jennison International Growth Portfolio Class II shares.

SP Strategic Partners Focused Growth Portfolio:

                             Class I                                  Shares          Amount
                             -------                                -----------    ------------
Six months ended June 30, 2001:
Capital stock sold.................................................     475,440    $  3,666,735
Capital stock issued in reinvestment of dividends and distributions         311           2,385
Capital stock repurchased..........................................     (54,717)       (397,331)
                                                                    -----------    ------------
Net increase in shares outstanding.................................     421,034    $  3,271,789
                                                                    ===========    ============
September 22, 2000(d) through December 31, 2000:
Capital stock sold.................................................     738,511    $  7,077,871
Capital stock issued in reinvestment of dividends and distributions         310           2,442
Capital stock repurchased..........................................      (2,331)        (19,345)
                                                                    -----------    ------------
Net increase in shares outstanding.................................     736,490    $  7,060,968
                                                                    ===========    ============

                             Class II                                 Shares          Amount
                             --------                               -----------    ------------
January 12, 2001(e) through June 30, 2001:
Capital stock sold.................................................      55,680    $    425,479
Capital stock issued in reinvestment of dividends and distributions         -- (f)            1
Capital stock repurchased..........................................      (2,389)        (18,972)
                                                                    -----------    ------------
Net increase in shares outstanding.................................      53,291    $    406,508
                                                                    ===========    ============
(d)Commencement of offering of SP Strategic Partners Focused Growth Portfolio Class I shares.
(e)Commencement of offering of SP Strategic Partners Focused Growth Portfolio Class II shares.
(f)Less than .5 share.

                                      C14

Financial Highlights
(Unaudited)

                                                                               Global Portfolio
                                                          ---------------------------------------------------------
                                                          Six Months                     Year Ended
                                                            Ended                       December 31,
                                                           June 30,     -------------------------------------------
                                                             2001         2000       1999     1998    1997    1996
                                                          ----------    --------   --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  23.61     $  30.98   $  21.16  $17.92  $17.85  $15.53
                                                           --------     --------   --------  ------  ------  ------
Income from Investment Operations:
Net investment income....................................      0.07         0.07       0.06    0.07    0.09    0.11
Net realized and unrealized gains (losses) on investments     (1.88)       (5.30)     10.04    4.38    1.11    2.94
                                                           --------     --------   --------  ------  ------  ------
   Total from investment operations......................     (1.81)       (5.23)     10.10    4.45    1.20    3.05
                                                           --------     --------   --------  ------  ------  ------
Less Distributions:
Dividends from net investment income.....................     (0.02)       (0.07)        --   (0.16)  (0.13)  (0.11)
Distributions in excess of net investment income.........        --        (0.13)     (0.10)  (0.12)  (0.10)     --
Distributions from net realized gains....................     (4.77)       (1.94)     (0.18)  (0.93)  (0.90)  (0.62)
                                                           --------     --------   --------  ------  ------  ------
   Total distributions...................................     (4.79)       (2.14)     (0.28)  (1.21)  (1.13)  (0.73)
                                                           --------     --------   --------  ------  ------  ------
Net Asset Value, end of period...........................  $  17.01     $  23.61   $  30.98  $21.16  $17.92  $17.85
                                                           ========     ========   ========  ======  ======  ======
Total Investment Return(a)...............................     (8.63)%     (17.68)%    48.27%  25.08%   6.98%  19.97%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $1,024.1     $1,182.1   $1,298.3  $844.5  $638.4  $580.6
Ratios to average net assets:
  Expenses...............................................      0.84%(b)     0.85%      0.84%   0.86%   0.85%   0.92%
  Net investment income..................................      0.87%(b)     0.25%      0.21%   0.29%   0.47%   0.64%
Portfolio turnover rate..................................        31%(c)       95%        76%     73%     70%     41%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.


(c)Not Annualized.

Financial Highlights
(Unaudited)

                                                                         Money Market Portfolio
                                                        --------------------------------------------------------
                                                        Six Months                    Year Ended
                                                          Ended                      December 31,
                                                         June 30,     ------------------------------------------
                                                           2001         2000      1999     1998    1997    1996
                                                        ----------    --------  --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period...................  $  10.00     $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                         --------     --------  --------  ------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains      0.26         0.60      0.49    0.52    0.54    0.51
Dividend and distributions.............................     (0.26)       (0.60)    (0.49)  (0.52)  (0.54)  (0.51)
                                                         --------     --------  --------  ------  ------  ------
Net Asset Value, end of period.........................  $  10.00     $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                         ========     ========  ========  ======  ======  ======
Total Investment Return(a).............................      2.64%        6.20%     4.97%   5.39%   5.41%   5.22%
Ratios/Supplemental Data:
Net assets, end of period (in millions)................  $1,416.6     $1,238.2  $1,335.5  $920.2  $657.5  $668.8
Ratios to average net assets:
  Expenses.............................................      0.43%(b)     0.44%     0.42%   0.41%   0.43%   0.44%
  Net investment income................................      4.95%(b)     6.03%     4.90%   5.20%   5.28%   5.10%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights
(Unaudited)

                                                                 Prudential Jennison Portfolio
                                -------------------------------------------------------------------------------------------
                                                           Class I                                         Class II
                                ------------------------------------------------------------  -----------------------------
                                Six Months                      Year Ended                    Six Months    February 10, 2000(a)
                                  Ended                        December 31,                     Ended             through
                                 June 30,     ----------------------------------------------   June 30,         December 31,
                                   2001         2000        1999      1998     1997    1996      2001               2000
                                ----------    --------    --------  --------  ------  ------  ----------    --------------------
Per Share Operating
 Performance:
Net Asset Value, beginning of
 period........................  $  22.97     $  32.39    $  23.91  $  17.73  $14.32  $12.55   $ 22.88            $ 34.25
                                 --------     --------    --------  --------  ------  ------   -------            -------
Income From Investment
 Operations:
Net investment income (loss)...      0.01         0.01        0.05      0.04    0.04    0.02     (0.02)             (0.03)
Net realized and unrealized
 gains (losses) on
 investments...................     (2.98)       (5.61)       9.88      6.56    4.48    1.78     (2.98)             (7.54)
                                 --------     --------    --------  --------  ------  ------   -------            -------
   Total from investment
    operations.................     (2.97)       (5.60)       9.93      6.60    4.52    1.80     (3.00)             (7.57)
                                 --------     --------    --------  --------  ------  ------   -------            -------
Less Distributions:
Dividends from net investment
 income........................     (0.01)          --(d)    (0.05)    (0.04)  (0.04)  (0.03)       --                 --(d)
Distributions from net realized
 gains.........................     (0.19)       (3.82)      (1.40)    (0.38)  (1.07)     --     (0.19)             (3.80)
                                 --------     --------    --------  --------  ------  ------   -------            -------
   Total distributions.........     (0.20)       (3.82)      (1.45)    (0.42)  (1.11)  (0.03)    (0.19)             (3.80)
                                 --------     --------    --------  --------  ------  ------   -------            -------
Net Asset Value, end of period.  $  19.80     $  22.97    $  32.39  $  23.91  $17.73  $14.32   $ 19.69            $ 22.88
                                 ========     ========    ========  ========  ======  ======   =======            =======
Total Investment Return(b).....    (12.94)%     (17.38)%    41.76 %   37.46 %  31.71%  14.41%   (13.13)%           (22.19)%
Ratios/Supplemental Data:
Net assets, end of period
 (in millions).................  $2,425.7     $2,892.7    $2,770.7  $1,198.7  $495.9  $226.5   $  30.7            $  13.3
Ratios to average net assets:
  Expenses.....................      0.64%(c)    0.64 %      0.63 %    0.63 %   0.64%   0.66%     1.04%(c)           1.04%(c)
  Net investment income
   (loss)......................      0.16%(c)    0.02 %      0.17 %    0.20 %   0.25%   0.20%    (0.23)%(c)         (0.39)%(c)
Portfolio turnover rate........       50 %(e)      89 %        58 %      54 %    60 %    46 %       50%(e)             89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights
(Unaudited)

                                                         SP Aggressive Growth
                                                      Asset Allocation Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  9.33           $10.00
                                                     -------           ------
Income from Investment Operations:
Net investment income............................       0.01             0.01
Net realized and unrealized losses on investments      (1.01)           (0.67)
                                                     -------           ------
   Total from investment operations..............      (1.00)           (0.66)
                                                     -------           ------
Less Distributions:
Dividends from net investment income.............         --            (0.01)
Distributions from net realized gains............      (0.06)              --
                                                     -------           ------
   Total distributions...........................      (0.06)           (0.01)
                                                     -------           ------
Net Asset Value, end of period...................    $  8.27           $ 9.33
                                                     =======           ======
Total Investment Return(b).......................     (10.73)%          (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   3.8           $  2.1
Ratios to average net assets:(c)
  Expenses.......................................       0.05%            0.05%
  Net investment income..........................       0.18%            0.36%
Portfolio turnover rate(d).......................        57 %              6 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                                                  SP AIM Aggressive Growth Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  8.60           $ 10.00
                                                     -------           -------
Income from Investment Operations:
Net investment loss..............................      (0.02)            (0.01)
Net realized and unrealized losses on investments      (1.08)            (1.39)
                                                     -------           -------
   Total from investment operations..............      (1.10)            (1.40)
                                                     -------           -------
Net Asset Value, end of period...................    $  7.50           $  8.60
                                                     =======           =======
Total Investment Return(b).......................     (12.91)%          (14.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   5.3           $   3.9
Ratios to average net assets:(c)(d)
  Expenses.......................................      1.07 %            1.07 %
  Net investment loss............................      (0.63)%           (0.40)%
Portfolio turnover rate(e).......................        49 %              16 %

(a)Commencement of operations.

(b)Total investment return is caluculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 3.77% and (3.34)%, respectively for the six months ended June 30, 2001 and 5.57% and (4.90)%, respectively for the period ended December 31, 2000.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights
(Unaudited)

                                                   SP AIM Growth and Income Portfolio
                                                  ----------------------------------
                                                   Six Months    September 22, 2000(a)
                                                      Ended             through
                                                  June 30, 2001    December 31, 2000
                                                  -------------  ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  8.41            $ 10.00
                                                     -------            -------
Income From Investment Operations:
Net investment income (loss).....................        (--)(f)           0.01
Net realized and unrealized losses on investments      (1.16)             (1.59)
                                                     -------            -------
   Total from investment operations..............      (1.16)             (1.58)
                                                     -------            -------
Less Distributions:
Dividends from net investment income.............         --              (0.01)
                                                     -------            -------
Net Asset Value, end of period...................    $  7.25            $  8.41
                                                     =======            =======
Total Investment Return(b).......................     (14.01)%           (15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   7.5            $   4.3
Ratios to average net assets:(c)(d)
  Expenses.......................................       1.00%              1.00%
  Net investment income (loss)...................      (0.12)%             0.26%
Portfolio turnover rate(e).......................         27%                15%

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.83% and (1.94)%, respectively for the six months ended June 30, 2001 and 5.53% and (4.27)%, respectively for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                                                         SP Alliance Large Cap
                                                           Growth Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  8.55           $ 10.00
                                                     -------           -------
Income From Investment Operations:
Net investment income............................         --(f)           0.01
Net realized and unrealized losses on investments      (0.89)            (1.45)
                                                     -------           -------
   Total from investment operations..............      (0.89)            (1.44)
                                                     -------           -------
Less Distributions:
Dividends from net investment income.............         --(f)          (0.01)
Distributions in excess of net investment income.         --(f)             --
                                                     -------           -------
   Total distributions...........................         --(f)          (0.01)
                                                     -------           -------
Net Asset Value, end of period...................    $  7.66           $  8.55
                                                     =======           =======
Total Investment Return(b).......................     (10.26)%          (14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  18.3           $   7.1
Ratios to average net assets:(c)(d)
  Expenses.......................................       1.10%             1.10%
  Net investment income..........................       0.05%             0.44%
Portfolio turnover rate(e).......................         28%               10%

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.88% and (0.82)%, respectively for the six months ended June 30, 2001 and 4.26% and (2.72)%, respectively for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights
(Unaudited)

                                                   SP Alliance Technology Portfolio
                                                  --------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  7.62           $ 10.00
                                                     -------           -------
Income from Investment Operations:
Net investment income (loss).....................      (0.02)             0.01
Net realized and unrealized losses on investments      (1.09)            (2.38)
                                                     -------           -------
   Total from investment operations..............      (1.11)            (2.37)
                                                     -------           -------
Less Distributions:
Dividends from net investment income.............         --             (0.01)
Distributions in excess of net investment income.         --                --(b)
                                                     -------           -------
   Total distributions...........................         --             (0.01)
                                                     -------           -------
Net Asset Value, end of period...................    $  6.51           $  7.62
                                                     =======           =======
Total Investment Return(c).......................     (14.57)%          (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   5.8           $   6.1
Ratios to average net assets:(d)(e)
  Expenses.......................................       1.30%             1.30%
  Net investment income (loss)...................      (0.47)%            0.37%
Portfolio turnover rate(f).......................         26%              23 %

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.93% and (2.10)%, respectively for the six months ended June 30, 2001 and 4.66% and (2.99)%, respectively for the period ended December 31, 2000.

(f)Not annualized.

                                                           SP Balanced Asset
                                                         Allocation Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 9.80            $10.00
                                                     ------            ------
Income from Investment Operations:
Net investment income............................      0.02              0.06
Net realized and unrealized losses on investments     (0.42)            (0.20)
                                                     ------            ------
   Total from investment operations..............     (0.40)            (0.14)
                                                     ------            ------
Less Distributions:
Dividends from net investment income.............        --             (0.06)
Distributions from net realized gains............     (0.03)               --
                                                     ------            ------
   Total distributions...........................     (0.03)            (0.06)
                                                     ------            ------
Net Asset Value, end of period...................    $ 9.37            $ 9.80
                                                     ======            ======
Total Investment Return(b).......................     (4.04)%           (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 19.2            $  3.7
Ratios to average net assets:(c)
  Expenses.......................................      0.05%             0.05%
  Net investment income..........................      1.09%             4.89%
Portfolio turnover rate(d).......................       51 %               4 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights
(Unaudited)

                                                                 SP Conservative Asset
                                                                 Allocation Portfolio
                                                          --------------------------------
                                                           Six Months   September 22, 2000(a)
                                                              Ended            through
                                                          June 30, 2001   December 31, 2000
                                                          ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $10.00            $10.00
                                                             ------            ------
Income From Investment Operations:
Net investment income....................................      0.03              0.08
Net realized and unrealized gains (losses) on investments     (0.13)               --(b)
                                                             ------            ------
   Total from investment operations......................     (0.10)             0.08
                                                             ------            ------
Less Distributions:
Dividends from net investment income.....................        --(b)          (0.08)
Distributions from net realized gains....................     (0.03)               --(b)
                                                             ------            ------
   Total distributions...................................     (0.03)            (0.08)
                                                             ------            ------
Net Asset Value, end of period...........................    $ 9.87            $10.00
                                                             ======            ======
Total Investment Return(c)...............................     (0.98)%            0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $ 13.1            $  1.9
Ratios to average net assets:(d)
  Expenses...............................................      0.05%             0.05%
  Net investment income..................................      1.56%             8.07%
Portfolio turnover rate(e)...............................       42 %               4 %

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Not annualized.

                                                               SP Davis Value Portfolio
                                                          ----------------------------------
                                                           Six Months   September 22, 2000(a)
                                                              Ended            through
                                                          June 30, 2001   December 31, 2000
                                                          ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $10.15            $10.00
                                                             ------            ------
Income from Investment Operations:
Net investment income....................................      0.01              0.02
Net realized and unrealized gains (losses) on investments     (0.64)             0.15
                                                             ------            ------
   Total from investment operations......................     (0.63)             0.17
                                                             ------            ------
Less Distributions:
Dividends from net investment income.....................     (0.02)            (0.02)
                                                             ------            ------
Net Asset Value, end of period...........................    $ 9.50            $10.15
                                                             ======            ======
Total Investment Return(b)...............................     (6.24)%            1.69%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $ 41.1            $ 12.8
Ratios to average net assets:(c)(d)
  Expenses...............................................      0.83%             0.83%
  Net investment income..................................      0.73%             1.48%
Portfolio turnover rate(e)...............................        7 %               3 %

(a)Commencement of operations.

(b)Total investment is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.25% and 0.32%, respectively for the six months ended June 30, 2001 and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights
(Unaudited)

                                                       SP Deutsche International
                                                           Equity Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  9.44           $10.00
                                                     -------           ------
Income From Investment Operations:
Net investment income............................       0.05             0.01
Net realized and unrealized losses on investments      (1.29)           (0.57)
                                                     -------           ------
   Total from investment operations..............      (1.24)           (0.56)
                                                     -------           ------
Less Distributions:
Dividends from net investment income.............         --(b)            --
                                                     -------           ------
Net Asset Value, end of period...................    $  8.20           $ 9.44
                                                     =======           ======
Total Investment Return(c).......................     (13.51)%          (5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  14.7           $  7.8
Ratios to average net assets:(d)(e)
  Expenses.......................................       1.10%            1.10%
  Net investment income..........................       1.78%            0.55%
Portfolio turnover rate(f).......................         88%              51%

(a)Commencement of operations.

(b)Less than $0.01 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 3.85% and (0.97)%, respectively, for the period ended June 30, 2001 and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                  SP Growth Asset Allocation Portfolio
                                                  ----------------------------------
                                                   Six Months      September 22, 2000(a)
                                                      Ended               through
                                                  June 30, 2001      December 31, 2000
                                                      ------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 9.52               $10.00
                                                      ------              ------
Income from Investment Operations:
Net investment income............................      0.01                 0.03
Net realized and unrealized losses on investments     (0.71)               (0.49)
                                                      ------              ------
   Total from investment operations..............     (0.70)               (0.46)
                                                      ------              ------
Less Distributions:
Dividends from net investment income.............        --(b)             (0.02)
Distributions from net realized gains............     (0.05)                  --
                                                      ------              ------
   Total distributions...........................     (0.05)               (0.02)
                                                      ------              ------
Net Asset Value, end of period...................    $ 8.77               $ 9.52
                                                      ======              ======
Total Investment Return(c).......................     (7.38)%              (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 18.0               $  3.9
Ratios to average net assets:(d)
  Expenses.......................................      0.05%                0.05%
  Net investment income..........................      0.67%                2.95%
Portfolio turnover rate(e).......................       56 %                 39 %

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

Financial Highlights
(Unaudited)

                                                       SP INVESCO Small Company
                                                           Growth Portfolio
                                                  --------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  8.38           $ 10.00
                                                     -------           -------
Income From Investment Operations:
Net investment loss..............................      (0.01)               --(f)
Net realized and unrealized losses on investments      (0.86)            (1.62)
                                                     -------           -------
   Total from investment operations..............      (0.87)            (1.62)
                                                     -------           -------
Net Asset Value, end of period...................    $  7.51           $  8.38
                                                     =======           =======
Total Investment Return(b).......................     (10.38)%          (16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   7.3           $   5.5
Ratios to average net assets:(c)(d)
  Expenses.......................................       1.15%             1.15%
  Net investment loss............................      (0.31)%           (0.10)%
Portfolio turnover rate(e).......................        44 %              29 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.93% and (2.10)%, respectively for the six months ended June 30, 2001 and 4.00% and (2.95)%, respectively for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                                                               SP Jennison International Growth Portfolio
                                                  ----------------------------------------------------------------
                                                                Class I                           Class II
                                                  ---------------------------------   ----------------------------
                                                   Six Months   September 22, 2000(a)  Six Months   October 4, 2000(b)
                                                      Ended            through            Ended          through
                                                  June 30, 2001   December 31, 2000   June 30, 2001 December 31, 2000
                                                  ------------- --------------------- ------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  8.50           $ 10.00           $  8.48         $  9.79
                                                     -------           -------           -------         -------
Income from Investment Operations:
Net investment income (loss).....................       0.03              0.01              0.02             (--)(g)
Net realized and unrealized losses on investments      (2.21)            (1.51)            (2.20)          (1.31)
                                                     -------           -------           -------         -------
   Total from investment operations..............      (2.18)            (1.50)            (2.18)          (1.31)
                                                     -------           -------           -------         -------
Less Distributions:
Dividends from net investment income.............      (0.01)               --                --(g)           --
                                                     -------           -------           -------         -------
Net Asset Value, end of period...................    $  6.31           $  8.50           $  6.30         $  8.48
                                                     =======           =======           =======         =======
Total Investment Return(c).......................     (25.56)%          (15.00)%          (25.78)%        (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  10.9           $   7.6           $   9.4         $   2.7
Ratios to average net assets:(d)(e)
  Expenses.......................................       1.24%             1.24%             1.64%           1.64%
  Net investment income (loss)...................       0.69%             0.51%             0.45%          (0.00)%
Portfolio turnover rate(f).......................         58%              12 %              58 %             12%

(a)Commencement of offering of Class I Shares.

(b)Commencement of offering of Class II Shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.16% and (0.22)%, respectively, for Class I and 2.56% and (0.62)%, respectively, for Class II for the six months ended June 30, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D8

Financial Highlights
(Unaudited)

                                                             SP Large Cap Value Portfolio
                                                          --------------------------------
                                                           Six Months   September 22, 2000(a)
                                                              Ended            through
                                                          June 30, 2001   December 31, 2000
                                                          ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $10.44            $10.00
                                                             ------            ------
Income from Investment Operations:
Net investment income....................................      0.05              0.04
Net realized and unrealized gains (losses) on investments     (0.43)             0.44
                                                             ------            ------
   Total from investment operations......................     (0.38)             0.48
                                                             ------            ------
Less Distributions:
Dividends from net investment income.....................     (0.03)            (0.04)
Distributions in excess of net investment income.........        --                --(e)
                                                             ------            ------
   Total distributions...................................     (0.03)            (0.04)
                                                             ------            ------
Net Asset Value, end of period...........................    $10.03            $10.44
                                                             ======            ======
Total Investment Return(b)...............................     (3.65)%            4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $ 10.3            $  3.9
Ratios to average net assets:(c)(d)
  Expenses...............................................      0.90%             0.90%
  Net investment income..................................      1.39%             1.60%
Portfolio turnover rate(f)...............................        28%              13 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.72% and (0.43)%, respectively, for the six months ended June 30, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.

                                                            SP MFS Capital
                                                        Opportunities Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  9.15           $10.00
                                                     -------           ------
Income from Investment Operations:
Net investment income............................         --(f)          0.01
Net realized and unrealized losses on investments      (1.11)           (0.85)
                                                     -------           ------
   Total from investment operations..............      (1.11)           (0.84)
                                                     -------           ------
Less Distributions:
Dividends from net investment income.............         --(f)         (0.01)
                                                     -------           ------
Net Asset Value, end of period...................    $  8.04           $ 9.15
                                                     =======           ======
Total Investment Return(b).......................     (12.12)%          (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   6.5           $  4.3
Ratios to average net assets:(c)(d)
  Expenses.......................................       1.00%            1.00%
  Net investment income..........................       0.09%            0.40%
Portfolio turnover rate(e).......................        41 %             25 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 3.26% and (2.17)%, respectively, for the six months ended June 30, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D9

Financial Highlights
(Unaudited)

                                                    SP MFS Mid-Cap Growth Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 9.69            $10.00
                                                     ------            ------
Income from Investment Operations:
Net investment income (loss).....................       (--)(f)          0.02
Net realized and unrealized losses on investments     (0.72)            (0.25)
                                                     ------            ------
   Total from investment operations..............     (0.72)            (0.23)
                                                     ------            ------
Less Distributions:
Dividends from net investment income.............     (0.01)            (0.02)
Distributions from net realized gains............     (0.04)            (0.06)
                                                     ------            ------
   Total distributions...........................     (0.05)            (0.08)
                                                     ------            ------
Net Asset Value, end of period...................    $ 8.92            $ 9.69
                                                     ======            ======
Total Investment Return(b).......................     (7.44)%           (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 10.1            $  5.6
Ratios to average net assets:(c)(d)
  Expenses.......................................      1.00%             1.00%
  Net investment income (loss)...................     (0.04)%            1.16%
Portfolio turnover rate(e).......................       40 %              27 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.35% and (1.42)%, respectively for the six months ended June 30, 2001 and 4.59% and (2.43)%, respectively for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                                                             SP PIMCO High Yield Portfolio
                                                          --------------------------------
                                                           Six Months   September 22, 2000(a)
                                                              Ended            through
                                                          June 30, 2001   December 31, 2000
                                                          ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $10.02            $10.00
                                                             ------            ------
Income from Investment Operations:
Net investment income....................................      0.29              0.17
Net realized and unrealized gains (losses) on investments     (0.24)             0.02
                                                             ------            ------
   Total from investment operations......................      0.05              0.19
                                                             ------            ------
Less Distributions:
Dividends from net investment income.....................     (0.15)            (0.16)
Distributions from net realized gains....................        --             (0.01)
Distributions in excess of net realized capital gains....        --                --(d)
                                                             ------            ------
   Total distributions...................................     (0.15)            (0.17)
                                                             ------            ------
Net Asset Value, end of period...........................    $ 9.92            $10.02
                                                             ======            ======
Total Investment Return(b)...............................      0.51%             1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $ 23.0            $  8.0
Ratios to average net assets:(c)(e)
  Expenses...............................................      0.82%             0.82%
  Net investment income..................................      7.84%             7.78%
Portfolio turnover rate(f)...............................        49%              88 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.54% and 7.12%, respectively for the six months ended June 30, 2001 and 3.42% and 5.18%, respectively for the period ended December 31, 2000.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D10

Financial Highlights
(Unaudited)

                                                   SP PIMCO Total Return Portfolio
                                                 ----------------------------------
                                                  Six Months   September 22, 2000(a)
                                                     Ended            through
                                                 June 30, 2001   December 31, 2000
                                                 ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............    $10.40            $10.00
                                                    ------            ------
Income From Investment Operations:
Net investment income...........................      0.18              0.13
Net realized and unrealized gains on investments      0.14              0.39
                                                    ------            ------
   Total from investment operations.............      0.32              0.52
                                                    ------            ------
Less Distributions:
Dividends from net investment income............     (0.11)            (0.11)
Distributions from net realized gains...........     (0.04)            (0.01)
                                                    ------            ------
   Total distributions..........................     (0.15)            (0.12)
                                                    ------            ------
Net Asset Value, end of period..................    $10.57            $10.40
                                                    ======            ======
Total Investment Return(b)......................      3.14%             5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........    $ 43.6            $ 10.7
Ratios to average net assets:(c)(d)
  Expenses......................................      0.76%             0.76%
  Net investment income.........................      4.97%             5.94%
Portfolio turnover rate(e)......................      422 %             239 %

(a)Commencement of operations.

(b)Total Investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.20% and 4.54%, respectively for the six months ended June 30, 2001 and 2.73% and 3.97%, respectively for the period ended December 31, 2000.

(e)Not annualized.

                                                      SP Prudential U.S. Emerging
                                                           Growth Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 8.38            $ 10.00
                                                     ------            -------
Income from Investment Operations:
Net investment income (loss).....................       (--)(f)           0.01
Net realized and unrealized losses on investments     (0.37)             (1.62)
                                                     ------            -------
   Total from investment operations..............     (0.37)             (1.61)
                                                     ------            -------
Less Distributions:
Dividends from net investment income.............        --              (0.01)
                                                     ------            -------
Net Asset Value, end of period...................    $ 8.01            $  8.38
                                                     ======            =======
Total Investment Return(b).......................     (4.42)%           (16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 14.6            $   6.4
Ratios to average net assets:(c)(d)
  Expenses.......................................      0.90%             0.90 %
  Net investment income (loss)...................     (0.18)%            0.49 %
Portfolio turnover rate(e).......................      141 %               82 %


(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.84% and (1.13)%, respectively for the six months ended June 30, 2001 and 4.26% and (2.87)%, respectively for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D11

Financial Highlights
(Unaudited)

                                                  SP Small/Mid Cap Value Portfolio
                                                 --------------------------------
                                                  Six Months   September 22, 2000(a)
                                                     Ended            through
                                                 June 30, 2001   December 31, 2000
                                                 ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............    $11.13            $10.00
                                                    ------            ------
Income From Investment Operations:
Net investment income...........................      0.03              0.03
Net realized and unrealized gains on investments      0.49              1.10
                                                    ------            ------
   Total from investment operations.............      0.52              1.13
                                                    ------            ------
Less Distributions:
Dividends from net investment income............     (0.04)               --(b)
                                                    ------            ------
Net Asset Value, end of period..................    $11.61            $11.13
                                                    ======            ======
Total Investment Return(c)......................      4.59%            11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........    $ 18.8            $  6.1
Ratios to average net assets:(d)(e)
  Expenses......................................      1.05%             1.05%
  Net investment income.........................      1.21%             1.79%
Portfolio turnover rate(f)......................        59%               18%

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.09% and 0.17%, respectively for the six months ended June 30, 2001 and 4.84% and (2.00)%, respectively for the period ended December 31, 2000.

(f)Not annualized.

                                                      SP Strategic Partners Focused Growth Portfolio
                                                  -----------------------------------------------------
                                                                Class I                    Class II
                                                  --------------------------------    -------------------
                                                   Six Months   September 22, 2000(a) January 16, 2001(b)
                                                      Ended            through              through
                                                  June 30, 2001   December 31, 2000      June 30, 2001
                                                  ------------- --------------------- -------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 7.94            $ 10.00              $  8.43
                                                     ------            -------              -------
Income From Investment Operations:
Net investment income (loss).....................       (--)(g)             --(g)             (0.01)
Net realized and unrealized losses on investments     (0.60)             (2.06)               (1.10)
                                                     ------            -------              -------
   Total from investment operations..............     (0.60)             (2.06)               (1.11)
                                                     ------            -------              -------
Less Distributions:
Dividends from net investment income(g)..........        --                 --                   --
                                                     ------            -------              -------
Net Asset Value, end of period...................    $ 7.34            $  7.94              $  7.32
                                                     ======            =======              =======
Total Investment Return(c).......................     (7.64)%           (20.47)%             (13.48)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  8.5            $   5.9              $   0.4
Ratios to average net assets:(d)(e)
  Expenses.......................................      1.01%              1.01%                1.41%
  Net investment income (loss)...................     (0.06)%             0.18%               (0.46)%
Portfolio turnover rate(f).......................        51%                37%                  51%

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.63% and (1.69)%, respectively, for Class I and 3.03% and (2.09)%, respectively, for Class II for the six months ended June 30, 2001 and 3.88% and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D12

Financial Highlights
(Unaudited)

                                                                               Stock Index Portfolio
                                                          ---------------------------------------------------------------
                                                          Six Months                        Year Ended
                                                            Ended                          December 31,
                                                           June 30,     -------------------------------------------------
                                                             2001         2000       1999      1998      1997      1996
                                                          ----------    --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  38.66     $  44.45   $  37.74  $  30.22  $  23.74  $  19.96
                                                           --------     --------   --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................      0.17         0.36       0.44      0.42      0.43      0.40
Net realized and unrealized gains (losses) on investments     (2.78)       (4.37)      7.23      8.11      7.34      4.06
                                                           --------     --------   --------  --------  --------  --------
   Total from investment operations......................     (2.61)       (4.01)      7.67      8.53      7.77      4.46
                                                           --------     --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.09)       (0.37)     (0.43)    (0.42)    (0.42)    (0.40)
Distributions from net realized gains....................     (0.13)       (1.41)     (0.53)    (0.59)    (0.87)    (0.28)
                                                           --------     --------   --------  --------  --------  --------
   Total distributions...................................     (0.22)       (1.78)     (0.96)    (1.01)    (1.29)    (0.68)
                                                           --------     --------   --------  --------  --------  --------
Net Asset Value, end of period...........................  $  35.83     $  38.66   $  44.45  $  37.74  $  30.22  $  23.74
                                                           ========     ========   ========  ========  ========  ========
Total Investment Return(a)...............................     (6.77)%      (9.03)%   20.54 %   28.42 %   32.83 %   22.57 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $3,715.0     $4,186.0   $4,655.0  $3,548.1  $2,448.2  $1,581.4
Ratios to average net assets:
  Expenses...............................................      0.39%(b)    0.39 %     0.39 %    0.37 %    0.37 %    0.40 %
  Net investment income..................................      0.93%(b)    0.83 %     1.09 %    1.25 %    1.55 %    1.95 %
Portfolio turnover rate..................................        1 %(c)       7 %        2 %       3 %       5 %       1 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D13

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       A meeting of the Series Fund's shareholders was held on January 31, 2001. The meeting was held for the following purposes:

       (1)To elect the following nineteen individuals to serve on the Series Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with the Fund's retirement policy. The Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

 .  Eugene C. Dorsey        .  W. Scott McDonald, Jr. .  Stephen Stoneburn
 .  Saul K. Fenster         .  Thomas T. Mooney       .  Nancy M. Teeters
 .  Delayne Dedrick Gold    .  Stephen P. Munn        .  Joseph Weber PhD.
 .  Robert F. Gunia         .  David R. Odenath, Jr.  .  Louis A. Weil, III
 .  Maurice F. Holmes       .  Richard A. Redeker     .  Clay T. Whitehead
 .  Robert E. LaBlanc       .  Judy A. Rice
 .  Douglas H. McCorkindale .  Robin B. Smith

        (2)To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Series Fund for the current fiscal year.

        (3)To approve a "manager of managers" structure for the Series Fund, under which the Series Fund may enter into and make changes to subadvisory agreements without shareholder approval.

        (4)To approve a new management contract with PIFM.

        (5)To approve a new subadvisory agreement between PIFM and PIC for the following Portfolios; Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Flexible Managed Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Small Capitalization Stock Portfolio and Stock Index Portfolio.

        (6)To approve a new subadvisory agreement between PIFM and Jennison for the following Portfolios; Diversified Conservative Growth Portfolio, Equity Portfolio, Global Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, 20/20 Focus Portfolio and Value Portfolio.

        (7)To amend certain fundamental investment policies of the Series Fund.

        (8)To amend the Series Fund's By-Laws so that the fundamental investment policies are specified only in the Registration Statement rather than also in the By-Laws.

        (9)To approve a new subadvisory agreement between PIFM and GE Asset Management Inc. for the Series Fund's Equity Portfolio.

       (10)To change the Series Fund's Natural Resources Portfolio to a non-diversified portfolio.

       (11)To amend the fundamental investment objective of the Series Fund's Value Portfolio.

       (12)To approve a new subadvisory agreement between PIFM and Deutsche Asset Management Inc. for the Series Fund's Value Portfolio.

       (13)To approve a new subadvisory agreement between PIFM and Salomon Brothers Asset Management Inc. for the Series Fund's Equity Portfolio.

       (14)To approve a new subadvisory agreement between PIFM and Key Asset Management Inc. for the Series Fund's Value Portfolio.

                                      E1

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       The results of the proxy solicitation on the preceding matters were:

                                                       Votes       Votes      Votes
                           Matter                       For       Against    Withheld  Abstentions
          ---------------------------------------- ------------- ---------- ---------- -----------
   (1)*   Eugene C. Dorsey                         1,489,784,653         -- 25,025,000         --
          Saul K. Fenster                          1,490,923,246         -- 23,886,407         --
          Delayne Dedrick Gold                     1,490,983,324         -- 23,826,329         --
          Robert F. Gunia                          1,491,372,777         -- 23,436,876         --
          Maurice F. Holmes                        1,491,692,332         -- 23,117,321         --
          Robert E. LaBlanc                        1,491,259,901         -- 23,549,752         --
          Douglas H. McCorkindale                  1,491,183,821         -- 23,625,832         --
          W. Scott McDonald, Jr.                   1,491,595,998         -- 23,213,655         --
          Thomas T. Mooney                         1,491,116,548         -- 23,693,105         --
          Stephen P. Munn                          1,491,518,290         -- 23,291,363         --
          David R. Odenath, Jr.                    1,491,468,901         -- 23,340,752         --
          Richard A. Redeker                       1,491,164,658         -- 23,644,994         --
          Judy A. Rice                             1,491,388,864         -- 23,420,789         --
          Robin B. Smith                           1,490,600,757         -- 24,208,896         --
          Stephen Stoneburn                        1,491,680,095         -- 23,129,558         --
          Nancy M. Teeters                         1,490,605,450         -- 24,204,203         --
          Joseph Weber PhD.                        1,490,398,562         -- 24,411,091         --
          Louis A. Weil, III                       1,491,366,995         -- 23,442,658         --
          Clay T. Whitehead                        1,491,658,101         -- 23,151,552         --
   (2)*   PricewaterhouseCoopers LLP               1,483,375,629 11,126,580         -- 20,307,443
   (3)*   Manager of Managers                      1,456,866,102 32,572,136         -- 25,371,415
   (4)*   PIFM                                     1,462,164,196 26,380,777         -- 26,264,680
   (5)*   PIFM and PIC                               995,182,503 21,444,213         -- 24,358,794
   (6)*   PIFM and Jennison                          482,125,178  6,034,074         --  4,933,496
  (7a)*   Buying and Selling Real Estate           1,453,974,003 31,255,216         -- 29,580,433
  (7b)*   Issuing Senior Securities                1,450,350,289 33,958,269         -- 30,501,095
  (7c)*   Borrowing Money                          1,449,905,618 34,959,161         -- 29,944,874
  (7d)*   Making Loans                             1,451,096,419 33,829,788         -- 29,883,446
  (7e)*   Underwriting Securities of Other Issuers 1,454,025,402 30,715,986         -- 30,068,265
  (7f)*   Fund Concentration                       1,449,948,340 34,114,225         -- 30,747,088
   (8)*   By-Laws                                  1,450,543,042 34,379,357         -- 29,887,254
   (9)    PIFM and GE                                196,830,373  1,149,807         --    768,535
  (10)    Diversification                             14,714,482  1,362,649         --    433,608
  (11)    Investment Objective                        89,718,005    456,526         --    191,281
  (12)    PIFM and Deutsche                           89,810,737    313,835         --    241,241
  (13)    PIFM and Salomon                           196,728,235  1,239,607         --    780,873
  (14)    PIFM and Key                                89,778,174    326,768         --    260,871

* Voting tabulations represent combined voting for multiple Portfolios. Each proposal was approved by the shareholders of each Portfolio. Individual Portfolio voting results are available by contacting PIFM.

                                      E2

                       The Prudential Series Fund, Inc.
                               Semiannual Report
                                 June 30, 2001

Board of Directors

Eugene C. Dorsey
Retired President,
Chief Executive Officer, and Trustee,
Gannett Foundation (now Freedom Forum)

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of Technology

Delayne Dedrick Gold
Marketing Consultant;
Director or Trustee of several funds within the Prudential Mutual Funds complex

Robert F. Gunia
Executive Vice President and
Chief Administrative Officer,
Prudential Investments

Maurice F. Holmes
Director,
Center for Innovation in Product Development;
Professor of Engineering,
Massachusetts Institute of Technology

Robert E. LaBlanc
President,
Robert E. LaBlanc Associates, Inc.

Douglas H. McCorkindale
CEO, Vice Chairman and President,
Gannett Co., Inc.

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group

Thomas T. Mooney
President,
Greater Rochester Metro
Chamber of Commerce


Stephen P. Munn
Chief Executive Officer and
Chief Operating Officer,
Carlisle Companies, Inc.

David R. Odenath, Jr.
President, Chief Executive Officer,
and Chief Operating officer,
Prudential Investments Fund Management LLC

Richard A. Redeker
Former President and Chief Executive Officer,
Prudential Mutual Funds

Judy A. Rice
Executive Vice President,
Prudential Investments

Robin B. Smith
Chairman and Chief Executive Officer,
Publishers Clearing House

Stephen Stoneburn
President and Chief Executive Officer,
Quadrant Media Corp.

Nancy H. Teeters
Economist, former Vice President and
Chief Economist,
International Business Machines Corporation

Joseph Weber, Ph.D.
Vice Chairman, Finance,
Interclass (international corporate learning)

Louis A. Weill, III
Former Chairman,
Central Newspapers, Inc.

Clay T. Whitehead
President,
National Exchange, Inc.

Annuities have limitations and withdrawal charges. For costs and complete details of coverage, call your licensed financial professional. Strategic Partners Annuity One, Strategic Partners Select, and Strategic Partners Advisor are variable annuities issued by Pruco Life Insurance Company (in New York issued by Pruco Life Insurance Company of New Jersey), both located at 213 Washington Street, Newark, NJ 07102-2992, and distributed through Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. All are Prudential companies.

Strategic Partners Annuity One Contract #VBON-2000-OR, and VDCA-2000-OR. Strategic Partners Select Contract #VFM-96-OR. Strategic Partners Advisor Contract #VFLX-99-OR. Not available in all states.

Prudential, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey are each solely responsible for their respective financial condition and contractual obligations. Like most annuity contracts, the Strategic Partners Annuity One, Strategic Partners Select, and Strategic Partners Advisor contracts contain terms for keeping them in force. For complete details, see your licensed financial professional.

All guarantees are based on the claims-paying ability of the issuer. The guarantees do not apply to an investment is performance or the safety of the underlying portfolios in the variable annuity.

Tax deferral is not exclusive to annuities. Tax deferral is also provided by an Individual Retirement Account and other qualified retirement plans. An annuity contract should be used to fund a qualified retirement plan to benefit from the annuity's features other than tax deferral, including the lifetime income payout option, the death benefit protection and, for variable annuities, the ability to transfer among investment options without sales or withdrawal charges.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008 you can revoke or "opt out" of householding at any time.

For online access to your policy information visit www.prudential.com

Prudential Financial is a service mark of Prudential, Newark, NJ and its affiliates.


[LOGO] PRUDENTIAL FINANCIAL

                                                           ---------------
Prudential Annuity Service Center                             Presorted
P.O.Box 13467                                                 Standard
Philadelphia, PA 19101                                       U.S.Postage
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Address Service Requested                                     Prudential
                                                           ---------------


IFS-200108-A065243
Strategic Partners Annuity One-ORD01037
Strategic Partners Select-ORD01036
Strategic Partners Advisor-ORD01034
Ed. 6/30/2001

The Prudential Series Fund, Inc.               SEMIANNUAL REPORT | June 30, 2001

VARIABLE ANNUITIES

Pruco Life's Discovery Select(R)   Variable Annuity
Pruco Life's Discovery Choice(R)   Variable Annuity

Build
     on the Rock

The Prudential Insurance Company of America
751 Broad Street

Newark, NJ 07102-3777
Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992                              [LOGO] Prudential Financial

IFS-200108-A061487

This Report includes the financial statements of the variable investment options in the Discovery Select(R) Variable Annuity and Discovery Choice(R) Variable Annuity. It does not include the financial statements for your separate account. Discovery Select Variable Annuity was first offered to the public on October 7, 1996. Discovery Choice Variable Annuity was first offered on November 1, 1999.

IMPORTANT NOTE
This Report may be used with the public only when preceded or accompanied by the current prospectus for the Discovery Select or Discovery Choice Variable Annuity and the current Quarterly Performance Updates. The Quarterly Performance Updates reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses, and product-related insurance charges. It also provides returns that are net of all contract charges, including applicable surrender or withdrawal charges.

The accompanying financial statements as of June 30, 2001, were not audited, and accordingly, no opinion is expressed on them.

The prospectus contains complete details on risks, charges and expenses for the Discovery Select and Discovery Choice Variable Annuities and the variable investment options. Read the prospectus carefully prior to investing or sending money.

Like most annuity contracts, Discovery Select and Discovery Choice Variable Annuities contain exclusions, limitations, reductions of benefits, and terms for keeping it in force. Your licensed financial professional will be glad to provide you with costs and complete details.

All data from the outside companies was provided to Prudential from the fund directly. Prudential does not guarantee the accuracy or completeness thereof.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Table of Contents

Letter to Contract Owners Commentary

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

Diversified Bond Portfolio                          SP INVESCO Small Company Growth Portfolio
Diversified Conservative Growth Portfolio           SP Jennison International Growth Portfolio
Equity Portfolio                                    SP Large Cap Value Portfolio
Global Portfolio                                    SP MFS Capital Opportunities Portfolio
High Yield Bond Portfolio                           SP MFS Mid-Cap Growth Portfolio
Money Market Portfolio                              SP PIMCO Total Return Portfolio
Prudential Jennison Portfolio                       SP Prudential U.S. Emerging Growth Portfolio
Small Capitalization Stock Portfolio                SP Small/Mid-Cap Value Portfolio
SP Aggressive Growth Asset Allocation Portfolio     SP Strategic Partners Focused Growth Portfolio
SP Alliance Technology Portfolio                    Stock Index Portfolio
SP Balanced Asset Allocation Portfolio              Value Portfolio
SP Conservative Asset Allocation Portfolio          20/20 Focus Portfolio
SP Growth Asset Allocation Portfolio

A I M VARIABLE INSURANCE FUNDS, INC.
  A I M V.I. Growth and Income Fund
  A I M V.I. Value Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
      Alliance Premier Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIO
      American Century VP Value Fund

DAVIS VARIABLE ACCOUNT FUND, INC.
      Davis Value Portfolio

FRANKLIN(R)  TEMPLETON(R)  VARIABLE INSURANCE PRODUCTS TRUST
      Franklin(R) Small Cap Fund--Class II

JANUS ASPEN SERIES
       Janus Aspen Growth Portfolio
       Janus Aspen International Growth Portfolio

MFS(R)  VARIABLE INSURANCE TRUSTSM
       MFS(R) Emerging Growth Series
       MFS(R) Research Series

OPCAP ADVISORS
       OCC Accumulation Trust-Managed Portfolio
       OCC Accumulation Trust Small Cap Portfolio

T. ROWE PRICE INTERNATIONAL, INC.
       T. Rowe Price Equity Portfolio
       T. Rowe Price International Stock Portfolio

WARBURG PINCUS TRUST
       Warburg Pincus Global Post-Venture Capital Portfolio

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Letter to Contract Owners

[PHOTO]

Chairman
David R. Odenath, Jr.

"Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events."

DEAR CONTRACT OWNER:
This Semiannual Report reviews the performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

A VOLATILE FIRST HALF OF THE YEAR
The major factors that defined the investment environment last year were also evident during the first six months of 2001: equity market fluctuation, a faltering technology sector, and bonds outperforming stocks.

During the first quarter, nearly every sector of the stock market fell, often quite sharply. The technology-laden NASDAQ Composite Index plummeted more than 25% from January through March. But just as many equity investors appeared ready to reallocate funds, stocks rebounded somewhat. A series of six interest rate cuts by the Federal Reserve Board within six months--intended to stimulate economic growth--had equity investors looking forward to an economic acceleration. Nonetheless, they weren't making large investments on the prospect of the economy quickening soon.

In the bond market, prices rose during much of the period as a positive interest rate environment, low inflation, and strong fundamentals aided returns. Growing demand for bonds as many investors abandoned the faltering stock market in favor of these "safer havens" was also a positive.

REMAIN FOCUSED ON WHY YOU'RE INVESTING
While the recent performances of the stock and bond markets may appear unique, market fluctuation is commonplace and can breed opportunities for the patient investor. In fact, over the past six months, the rewards, by and large, were in markets that had languished previously. One strategy to avoid is focusing on the securities or sectors that performed best the prior year. This tends to promote buying high and selling low. Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events.

The guidance of your financial professional can help you keep your eye on your target, while perhaps making some allowance for the prevailing winds.

Sincerely,

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                   July 31, 2001

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Equity Commentary

SHARE PRICES FELL HARD, THEN DRIFTED UPWARD
Disappointing profit reports and declining forecasts drove a broad-based drop of stock prices in the first quarter of 2001, and a second-quarter upward drift did not make up the lost ground. Technology companies, particularly communications equipment manufacturers, led the decline. Amid growing suspicion that the world's long-range network of fiberoptic cables already had more than enough capacity for the immediate future, three large fiber optics firms--Nortel Networks, JDS Uniphase, and Corning--were among the worst performers in the S&P 500 Composite Stock Price Index (S&P 500 Index).

Despite increasing signs of a global economic slowdown, the S&P 500 sectors with positive returns for the first half of 2001 were cyclicals (sectors that tend to do well when economies are growing rapidly). Both consumer cyclicals and basic materials were recovering from the poor performance they posted in the last half of 2000, while railroad stocks boosted the transportation sector.

Global markets followed a somewhat similar sector pattern, with automobiles and components moderately positive, while healthcare, information technology (IT), and telecommunication services were strongly negative. The MSCI World Index fell 11.17% in U.S. dollars.

HOW THE SECTORS PERFORMED
Auto parts and equipment, toys, entertainment, and leisure time led the moderately strong return on consumer cyclicals. Consumer spending, including major purchases such as homes and automobiles, was the only segment of the economy to exhibit strong growth. Surprisingly in this declining market, J.C. Penney, Kmart, and Best Buy shares more than doubled, according to Bloomberg data. Their gains were, in part, a rebound from a steep drop in 2000 when consumer spending was slowing. The basic materials sector--an industrial cyclical--was pulled up by steel and aluminum.

Three sectors in the S&P 500 Index had double-digit declines. Utility shares fell as California energy prices became a political issue. Reliant Energy and Calpine--both affected by California's energy pricing conflict--were among the second quarter's worst performers. Drug companies pulled down healthcare. However, almost all of the healthcare sector's underperformance of the overall S&P 500 Index occurred when it lost ground to economically sensitive sectors after the Federal Reserve's January 3 interest rate cut. Natural gas, oil well equipment and services, and oil exploration and production were among the worst-performing industry groups as investors began to take a more sanguine view of energy supplies.

In the broader U.S. market, only the small-cap segment (the Russell 2000 Index, which excludes the 1,000 largest caps) was positive for the half-year, up 6.96%. Analysts are forecasting much smaller profit declines for small-cap companies than for large caps. The gain was focused in value stocks: the Russell 2000 Value Index rose 12.84%.

The views expressed are as of July 31, 2001, and are subject to change based on market and other conditions.

S&P 500 Index Sector Weightings
as of June 30, 2001

Technology            19.3%
Financials            18.0%
Consumer Staples      12.9%
Healthcare            12.5%
Capital Goods          9.4%
Consumer Cyclicals     8.7%
Energy                 6.6%
Communication Services 5.6%
Utilities              3.7%
Basic Materials        2.6%
Transportation         0.7%

Performance of U.S. Market Sectors
as of June 30, 2001

Six Months

Technology                  -15.6%
Financials                   -2.5%
Consumer Staples             -3.1%
Healthcare                  -15.9%
Capital Goods                -3.0%
Consumer Cyclicals            7.3%
Energy                       -3.2%
Communication Services       -2.7%
Utilities                   -12.4%
Basic Materials               3.6%
Transportation                2.9%

Source: Standard & Poor's as of June 30, 2001. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Bond Commentary

HIGH-GRADE CORPORATE BONDS
LED U.S. FIXED-INCOME MARKET IN FIRST HALF OF 2001
The U.S. fixed-income market turned in a mixed performance for the first half of 2001, based on Lehman Brothers indexes. As the Federal Reserve (the Fed) implemented its most aggressive round of short-term interest rate cuts in 19 years, prices of shorter-term bonds climbed, because they are affected most by the Fed's actions. Bond prices typically rise when short-term interest rates fall. Nevertheless, prices of longer-term U.S. Treasury and federal agency securities declined on the view that inflation will become a greater threat if the Fed's rate cuts boost economic growth in the United States.

The Fed eased monetary policy six times in as many months, leaving rates a total of 2.75 percentage points lower than when the year began. By lowering rates to reduce the borrowing costs of businesses and consumers, the Fed hoped to stimulate the lackluster U.S. economy.

The best-performing sector in the U.S. fixed-income market was investment-grade corporate bonds, which returned 5.38% for the six months, based on the Lehman Brothers U.S. Credit Index. Strong investor demand for investment-grade corporate bonds allowed companies to issue a record $325.6 billion of them during the first half of the year. A volatile stock market drove some investors to buy high-grade corporate bonds for their relative safety and stable income. Investors were also attracted to these bonds because they were a good buy compared to Treasuries. For example, the average "spread," or difference between the yields of 10-year A-rated bonds of financial companies and comparable Treasuries, was a considerable 220 basis points in early 2001. (A basis point is equal to one hundredth of a percentage point.) That "spread" shrank to approximately 170 basis points by late June, indicating that growing demand for the bonds of financial companies helped them to outperform Treasuries.

In fact, Treasuries underperformed all other sectors of the U.S. fixed-income market during the first six months of 2001, hurt by the poor performance of longer-dated Treasuries, based on the Lehman Brothers U.S. Treasury Index. In addition to the fear of rising inflation, many investors believed longer-dated Treasuries were too expensive, because their prices had rallied sharply in 2000. Investors were therefore reluctant to continue driving them dramatically higher in the first half of 2001.

On the other hand, prices of high-yield corporate bonds (commonly called junk bonds) soared early in 2001 after the Fed began to ease monetary policy. Junk bonds, however, erased much of their gains in June, due to the dismal performance of telecommunications bonds, which comprise the largest component of the high-yield sector. One of the latest developments to spook junk-bond investors was news that Nortel Networks expected to post a $19.2 billion second-quarter loss, cut 10,000 more jobs, and stop paying dividends on its common stock. If Nortel Networks, an investment-grade company, could experience such financial difficulties, investors feared that lower-rated telecom companies might be even more vulnerable.

Performance of Fixed-Income Market Indexes as of June 30, 2001

     Six Months

Emerging Markets                 6.43%
U.S.Corp. Investment Grade       5.38%
U.S. Corporate High Yield        3.93%
U.S. Mortgage-Backed Securities  3.78%
U.S. Aggregate Index             3.62%
U.S. Municipals                  2.88%
U.S. Treasuries                  1.95%
Global (U.S. dollar) Index      -4.51%

Source: Lehman Brothers as of June 30, 2001. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Diversified Bond Portfolio

MANAGED BY
Prudential Investment Management, Inc.

"High-grade corporate bonds outperformed other sectors of the U.S. fixed-income market during the first half of 2001. We anticipate further gains in the prices of high-grade corporate bonds later in the year, as we expect the U.S. economy to recover."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                    Six
Average Annual Returns             Month    1-Year   3-Year    5-Year    10-Year

Diversified Bond Portfolio/1/       5.29%   12.38%    5.57%     7.18%      7.91%
Lipper (VIP) Corp. Debt BBB Avg./2/ 3.66%   10.07%    4.90%     6.89%      7.75%
Lehman Brothers Aggregate Bond
 Index/3/                           3.62%   11.23%    6.26%     7.48%      7.87%
--------------------------------------------------------------------------------

Diversified Bond Portfolio inception date: 5/13/83.

The Prudential Series Fund Diversified Bond Portfolio returned 5.29% and outperformed its Lipper average for the first six months primarily because the Portfolio began 2001 with a large exposure to long-term, investment-grade corporate bonds whose prices rallied sharply as the Federal Reserve (the Fed) repeatedly eased monetary policy.

PERFORMANCE REVIEW
By lowering short-term interest rates six times in as many months to reduce the borrowing costs of companies and individuals, the Fed hoped to breathe life into a lackluster U.S. economy. Bond prices usually rise when short-term rates fall. Therefore, prices of investment-grade corporate bonds gained solidly.

The bonds also rallied nicely because they had been selling at prices that were cheap relative to comparable U.S. Treasury securities at the beginning of 2001. Because they were relatively inexpensive, we began 2001 with a heavy exposure to long-term, high-grade corporate bonds. This strategy helped the Portfolio's performance.

Many corporations took advantage of the low-interest-rate environment by issuing a record number of investment-grade bonds in the first half of 2001. We sold some of the Portfolio's bonds at a profit, and purchased some of the newly issued bonds that were priced very attractively. These trades also helped the Portfolio outperform its Lipper average for the six-month reporting period.

The Portfolio also benefited from its modest exposure to high-yield (or junk) corporate bonds in the BB ratings category, which is the highest in the junk bond market. These higher-quality junk bonds performed well over the six-month reporting period.

$10,000 INVESTED OVER 10 YEARS

$21,405 Diversified Bond Portfolio/1/
$21,328 Lehman Aggregate Bond Index/3/
$21,108 Lipper (VIP) Corp. Debt BBB Avg./2/

                                    [CHART]

                                   Lipper (VIP)
                Diversified Bond  Corp. Debt BBB Lehman Aggregate
                  Portfolio/1/        Avg./2/      Bond Index/3/

June|1991             10,000        10,000          10,000
                      11,143        11,095          11,104
June|1992             11,445        11,436          11,404
                      11,944        11,973          11,926
June|1993             12,808        12,956          12,748
                      13,154        13,399          13,088
June|1994             12,653        12,777          12,582
                      12,729        12,873          12,707
June|1995             14,267        14,409          14,161
                      15,368        15,383          15,054
June|1996             15,132        15,153          14,871
                      16,044        15,977          15,601
June|1997             16,703        16,493          16,083
                      17,418        17,524          17,107
June|1998             18,191        18,256          17,779
                      18,665        18,863          18,593
June|1999             18,358        18,503          18,338
                      18,527        18,571          18,440
June|2000             19,047        19,093          19,175
                      20,329        20,272          20,584
June|2001             21,405        21,108          21,328


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Brothers Aggregate Bond Index (LAI) is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Diversified Conservative Growth Portfolio

MANAGED BY
The Dreyfus Corporation, Franklin Advisers, Inc., Jennison Associates LLC, Pacific Investment Management Company LLC, and Prudential Investment Management, Inc.

"Even professional investors had a high level of uncertainty about the prospects of various asset classes during this half year and then at midyear. There are advocates for plausible scenarios in which the U.S. economy continues to decline--which should produce an environment favoring bonds over stocks--and for an economic quickening toward the end of the year that might lead to an equity rebound."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                            Six                    Since
Average Annual Returns                     Month      1-Year     Inception*

Diversified Conservative Growth
 Portfolio/1/                              0.31%      1.86%        4.71%
Lipper (VIP) Income Funds Average/2/       0.57%      5.22%        2.78%
S&P 500 Index/3/                          -6.69%    -14.82%       -2.75%
Lehman Brothers Aggregate Bond
 Index/4/                                  3.62%     11.23%        6.63%
--------------------------------------------------------------------------------

Diversified Conservative Growth Portfolio inception date: 5/3/99.

The Diversified Conservative Growth Portfolio's modestly positive 0.31% return was in line with the Lipper (VIP) Income Funds Average. The diversification of the Portfolio, whose large allocation to bonds (fixed-income investments) helped sustain its return. The period was particularly unfavorable for growth stocks, but their negative impact on the Portfolio was outweighed by gains on value stocks as well as on fixed-income investments.

PERFORMANCE REVIEW
About 60% of the Portfolio's investments are in fixed-income securities, and these had moderately positive returns. Two-thirds of the allocation is invested in core investment-grade bonds, and they provided the greater positive contribution to the overall return, despite a small underperformance of their benchmark (the Lehman Brothers U.S. Aggregate Index). The other portion of the Portfolio's fixed-income investments are in high yield, or "junk," bonds. Their higher return--in line with their benchmark (the Lehman Brothers High Yield Index)--made a smaller contribution because of their smaller allocation.

In addition, the Portfolio's large-cap value stocks substantially outperformed their benchmark (the S&P 500/BARRA Value Index), making a positive contribution to its return despite the Index's fall.

In contrast, not only were large-cap growth stocks the worst-performing asset class by a large margin, but the Portfolio's holdings underperformed their benchmark (the S&P 500/BARRA Growth Index). Consequently, almost all of the negative impact on the Portfolio came from its large-cap growth stocks. The 10% allocation to small-cap stocks detracted very slightly because the gain on the Portfolio's value holdings was outweighed by the substantial decline of its growth holdings. Both underperformed their benchmarks (the Russell 2000 Value and Growth Indexes), with the growth holdings having by far the greater shortfall.

$10,000 INVESTED SINCE INCEPTION*

$11,492 Lehman Aggregrate Bond Index/4/
$11,045 Diversified Conservative Growth Portfolio/1/
$10,607 Lipper (VIP) Income Funds Avg./2/
 $9,414 S&P 500 Index/3/

                                    [CHART]

                  Diversified       Lipper (VIP)
                 Conservative      Income Funds  Lehman Aggregate  S&P 500
              Growth Portfolio/1/     Avg./2/     Bond Index/4/    Index/3/

April|1999            10,000          10,000          10,000       10,000
June|1999             10,060          10,012           9,881       10,305
December|1999         10,610           9,954           9,936       11,099
June|2000             10,843          10,150          10,332       11,052
December|2000         11,011          10,525          11,091       10,089
June|2001             11,045          10,607          11,492        9,414

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, Lehman Brothers, S&P 500 or Russell Indexes since-inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. Performance of less than one year is cumulative.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If charges were included, the performance quoted would be significantly lower. Six month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

/4/ The Lehman Brothers Aggregate Bond Index (LAI) is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Equity Portfolio

MANAGED BY
GE Asset Management, Inc., Jennison Associates LLC, and Salomon Brothers Asset Management, Inc.

"The Portfolio has made a few changes in overall strategy with the intention of producing a more consistent return relative to the S&P 500 Index from period to period, while still aiming at long-term outperformance. The most significant change is increasing the number of investment advisers. In general, the changes we made should tend to reduce deviations from the S&P 500 Index in sector composition, so short-term changes in market favor will have less impact. The Portfolio may still favor some sectors over others, just not by as much as it has in the past. It will continue to look for the best investment opportunities within each sector."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                   Six
Average Annual Returns            Month     1-Year  3-Year     5-Year    10-Year

Equity Portfolio (Class I)/1/     -5.64%      3.09%  2.15%     10.54%    13.26%
Lipper (VIP) Multi-Cap Value
 Funds Avg./2/                     0.94%     10.53%  5.76%     12.09%    12.72%
S&P 500 Index/3/                  -6.69%    -14.82%  3.89%     14.48%    15.09%
--------------------------------------------------------------------------------

Equity Portfolio (Class I) inception date: 5/13/83.

The Prudential Series Fund Equity Portfolio's (Class I) return was -5.64%. The Portfolio is still classified by Lipper as a value-style portfolio, and during this reporting period investors strongly favored value-style stocks. As a result of its blend style, the Portfolio trailed the Lipper Multi-Cap Value Funds Average's return of 0.94% while outperforming the style-neutral Lipper Large-Cap Core Fund Average of -7.92%--the category in which we expect it to be placed soon by Lipper. The Large-Cap Core category captures the Portfolio's current strategy and holdings--a change from its deep value strategy in past years.

PERFORMANCE REVIEW
The Portfolio had a large gain on its Microsoft investment, as the introduction of the XP generation of operating systems boosted Microsoft's prospects. Personal computer stocks such as Dell Computer and Compaq also bounced up from last year's declines. IBM, which has a large service business, and National Semiconductor, which provides semiconductor chips for a range of devices, also contributed.

A broader positive theme was the continuing strength of consumer spending. The Portfolio had gains on Darden Restaurants, Target, Philip Morris, and on the media companies AOL Time Warner and AT&T-Liberty Media Group. Healthcare stocks had, in the aggregate, the largest negative impact on the Portfolio's return, including Schering-Plough, Eli Lilly, and the biotechnology company Sepracor. We believe they suffered from the overreactions of a skittish market. Managed-care companies such as Health Net and Wellpoint Health Networks also fell with the healthcare sector. We don't believe that the broad fall in healthcare stock prices reflects any real change in the earnings prospects of companies in the sector.

Telecommunications-related stocks continued their slide, including companies that dominate core sectors of the networking and wireless hardware industries such as Nokia, Sun Microsystems, and Cisco Systems. Among service companies, Global Crossing and Qwest Communications International fell. We believe the steep price drops represent opportunities to buy firms with strong long-term franchises.

$10,000 INVESTED OVER 10 YEARS

$40,772 S&P 500 Index/3/
$34,735 Equity Portfolio (Class I)/1/
$34,538 Lipper (VIP) Multi-Cap Value Funds Avg./2/

                                    [CHART]

                                     Lipper (VIP)
               Equity Portfolio    Multi-Cap Value      S&P 500
                 (Class I)/1/        Funds Avg./2/       Index/3/

June|1991             10,000           10,000            10,000
                      10,450           11,168            11,416
June|1992             11,141           11,307            11,339
                      11,931           12,173            12,284
June|1993             13,443           12,996            12,882
                      14,541           13,836            13,520
June|1994             14,260           13,491            13,062
                      14,945           13,874            13,697
June|1995             17,423           16,326            16,462
                      19,621           18,372            18,838
June|1996             21,056           19,989            20,739
                      23,254           22,285            23,161
June|1997             26,339           25,607            27,931
                      28,988           28,022            30,885
June|1998             32,603           31,044            36,359
                      31,697           31,419            39,718
June|1999             36,600           34,638            44,630
                      35,655           32,754            48,072
June|2000             33,705           31,689            47,867
                      36,826           34,638            43,697
June|2001             34,735           34,538            40,772

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Global Portfolio

MANAGED BY
Jennison Associates LLC

"We are comfortable with our current focus on consumer-oriented firms. The recent slowdown in capital investment hasn't affected consumer spending yet, and we think that the U.S. economy will show visible signs of rebounding before consumers pull back significantly. We reduced our focus on telecommunications because we think this sector will be the last to recover in the current slowdown, but it remains a long-term theme. We're adding capital goods companies because they are inexpensive, they diversify our holdings, and the U.S. Federal Reserve specifically targeted an increase in capital spending. We're adding U.S. investment banks because they normally benefit from lower interest rates, as well as from any recovery of stock issuance and mergers and acquisitions."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                 Six
Average Annual Returns          Month   1-Year     3-Year      5-Year   10-Year

Global Portfolio/1/             -8.63%  -24.04%     5.34%      10.13%   11.26%
Lipper (VIP) Global Avg./2/    -10.16%  -18.18%     4.16%       8.93%   10.90%
MSCI World Index/3/            -10.66%  -20.40%     1.09%       8.13%   10.02%
--------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/88.

Falling markets were the primary reason for the Prudential Series Fund Global Portfolio's negative return. Despite its growth-oriented investing style in a value-oriented market, its -8.63% return beat the style-neutral Lipper (VIP) Global Average by about one and a half percentage points--a significant margin--and the MSCI World Index by even more. Some of its media holdings made large advances.

Foreign investments are subject to the risks of currency fluctuation, political and social risks, and illiquidity.

PERFORMANCE REVIEW
The continued strength of U.S. consumer spending helped the Portfolio's media holdings, notably AOL Time Warner and USA Networks, contribute significantly to its outperformance. Consumer spending also helped produce positive returns on smaller positions in hotels & restaurants and retailing. The Portfolio's aluminum holdings benefited from the energy shortage because smelters were shut, reducing aluminum supply, and some electricity was sold at high prices.

The primary reason for the Portfolio's negative return was steep share-price declines in the telecommunications services and telecommunications-related equipment industries. The greatest impact on the Portfolio came from companies that lead their industries: Nokia in wireless handsets, Solectron in contract manufacturing, Vodafone in wireless services, and Cisco Systems in network routers. We remain confident that these companies will continue to lead when growth recovers because of new services and new demand in emerging markets.

The drug stocks we owned--primarily Pharmacia, Pfizer, and American Home Products--are among a small number of huge firms that dominate the industry. We believe that their underperformance was the result of short-term influences, and that aging populations in the world's wealthiest countries will drive their continuing growth.

$10,000 INVESTED OVER 10 YEARS

$29,069 Global Portfolio/1/
$28,145 Lipper (VIP) Global Avg./2/
$25,991 MSCI World Index/3/

                                    [CHART]

                      Global        Lipper (VIP)   MSCI World
                   Portfolio/1/   Global Avg./2/    Index/3/


June|1991             10,000         10,000          10,000
                      10,682         10,960          11,150
June|1992             10,673         11,112          10,422
                      10,317         10,806          10,567
June|1993             11,728         12,395          12,168
                      14,767         14,842          12,945
June|1994             14,194         14,510          13,415
                      14,046         14,530          13,602
June|1995             15,373         15,093          14,846
                      16,276         16,089          16,420
June|1996             17,944         17,471          17,583
                      19,481         18,739          18,633
June|1997             21,913         21,312          21,500
                      20,840         21,212          21,571
June|1998             24,870         24,245          25,161
                      26,067         24,708          26,820
June|1999             28,606         27,001          29,103
                      38,648         34,146          33,508
June|2000             38,266         34,626          32,652
                      31,816         31,305          29,092
June|2001             29,069         28,145          25,991

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley Capital International World Index (MSCI) is an unmanaged weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

High Yield Bond Portfolio

MANAGED BY
Prudential Investment Management, Inc.

"We believe the high-yield (or junk) bond market will continue to trade in a bifurcated fashion in coming months, with the embattled telecommunications sector remaining under heavy pressure, while other sectors may improve if the U.S. economy recovers late in the year as expected. Falling demand for telecom equipment has hurt profitability in that industry."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                   Six
Average Annual Returns            Month    1-Year    3-Year    5-Year   10-Year

High Yield Bond Portfolio/1/       0.91%    -5.28%    -3.37%    2.80%     7.90%
Lipper (VIP) High Current Yield
 Avg./2/                           1.10%    -4.96%    -2.31%    3.54%     7.97%
Lehman Brothers Corporate High
 Yield Index/3/                    3.93%    -0.96%    -0.79%    4.37%     8.74%
--------------------------------------------------------------------------------

High Yield Bond Portfolio inception date: 2/23/87.

The Prudential Series Fund High Yield Bond Portfolio returned 0.91% and under-performed its Lipper Average for the six months, largely due to losses on older, distressed bonds of ICF Kaiser, Homeland Stores, and FRI-MRD Corp.

High-yield bonds, also known as "junk" bonds, are subject to greater credit and market liquidity risks, which may result in greater share price fluctuation.

PERFORMANCE REVIEW
Prices of junk bonds soared early in 2001 as the Federal Reserve (the Fed) aggressively eased monetary policy to bolster U.S. economic growth. In fact, high-yield bonds outperformed the rest of the U.S. fixed-income market in the first quarter of 2001. The junk-bond market erased most of its gains in the spring, however, amid a sharp sell-off in telecom bonds, the largest sector of the high-yield market.

Bonds in the Ba ratings category, the highest in the junk-bond market, posted a solid return for the six months, largely because there were few telecom bonds in that credit tier. The Portfolio held some Ba-rated bonds, but its largest exposure was to bonds in the single-B ratings category, which posted a marginally positive return for the six months. Since most indexes, including the Lehman Brothers Corporate High Yield Index, held more than 40% in bonds rated Ba, they tended to outperform for the six-month period portfolios, such as this one, that focused mostly on B-rated bonds.

The High Yield Index also included the troubled bonds of RiteAid, Service Corp. of America, and Finova, whose prices rallied strongly during the six months. The Portfolio failed to reap the full benefit of this upturn. We were not comfortable owning these bonds when their prices were at rock bottom, but we bought bonds of RiteAid and Service Corp. as their prices improved.

$10,000 INVESTED OVER 10 YEARS

$23,109 Lehman Corporate High Yield Index/3/
$21,621 Lipper (VIP) High Current Yield Avg./2/
$21,398 High Yield Bond Portfolio/1/

                                    [CHART]

                                   Lipper (VIP)
                  High Yield       High Current     Lehman Corporate
              Bond Portfolio/1/    Yield Avg./2/   High Yield Index/3/

June|1991           10,000             10,000           10,000
                    11,095             11,164           11,279
June|1992           12,286             12,339           12,447
                    13,040             12,993           13,056
June|1993           14,522             14,474           14,432
                    15,553             15,438           15,291
June|1994           15,382             15,085           14,944
                    15,130             15,016           15,133
June|1995           16,572             16,649           17,012
                    17,787             17,770           18,035
June|1996           18,638             18,623           18,658
                    19,813             20,145           20,082
June|1997           20,977             21,347           21,250
                    22,544             22,784           22,645
June|1998           23,716             23,781           23,664
                    22,012             22,619           23,068
June|1999           22,782             23,288           23,575
                    23,027             23,469           23,620
June|2000           22,590             23,083           23,334
                    21,205             21,356           22,236
June|2001           21,398             21,621           23,109

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Brothers Corporate High Yield Index (LHYI) is an unmanaged index comprised of more than 700 noninvestment-grade bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Money Market Portfolio

MANAGED BY
Prudential Investment Management, Inc.

"The Federal Reserve may be near the end of its latest round of short-term interest rate cuts, since it has already made a considerable effort to stimulate economic growth in the United States."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                          Six                                      7-Day Current
Average Annual Returns   Month   1-Year  3-Year   5-Year   10-Year  Net Yield/1/

Money Market Portfolio/1/ 2.64%   5.90%    5.52%    5.46%   4.93%       3.83%
Lipper (VIP) Money
 Market Avg./2/           2.36%   5.52%    5.23%    5.20%   4.67%       3.46%
--------------------------------------------------------------------------------

Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

The Prudential Series Fund Money Market Portfolio returned 2.64% in the first six months of 2001, compared with a 2.36% return reported by its benchmark Lipper average. On June 26, 2001, the Portfolio's seven-day current yield was 3.83%, down from 6.26% on December 26, 2000.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE REVIEW
Money market yields declined sharply during the first half of 2001, pushed lower by the Fed's six reductions in short-term interest rates. These moves left short-term rates a total of 2.75 percentage points lower than when the year began.

The first two rate cuts occurred in January 2001. Because we expected further reductions in rates, we primarily purchased corporate money market securities designed to position the Portfolio's weighted average maturity (WAM) longer than that of the average comparable fund. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. Among other factors, it takes into account the maturity of each security held in a portfolio.) Having a longer-than-average WAM enabled the Portfolio's yield to remain higher for a longer time as money market yields declined sharply over the six-month reporting period.

SEVEN-DAY CURRENT NET YIELDS

Money Market Portfolio/1/
Average Money Market Fund/3/

                                    [CHART]

                    Money Market  Average Money
                    Portfolio/1/  Market Fund/3/

Jun|00                  6.12         5.85
                        5.97         5.91
                        6.03         5.88
                        6.47          5.9
Jul|00                  6.52          5.9
                        6.48         5.91
                        6.32          5.9
                        6.33         5.92
                         6.4          5.9
Aug|00                  6.39         5.92
                        6.33         5.91
                        6.29          5.9
                        6.29         5.91
Sep|00                  6.28         5.92
                        6.27         5.91
                        6.28         5.88
                        6.27          5.9
                        6.27          5.9
Oct|00                  6.26         5.92
                        6.25         5.89
                        6.25          5.9
                        6.28         5.91
Nov|00                  6.25         5.92
                        6.26         5.91
                        6.27         5.91
                        6.27          5.9
Dec|00                  6.26         5.89
                        5.68         5.87
                        6.23         5.77
                        6.17         5.66
                        6.06         5.55
Jan|01                  5.96         5.47
                        5.74         5.29
                        5.69         5.19
                        5.57         5.09
Feb|01                  5.42         5.03
                         5.4         4.94
                        5.24         4.86
                         5.2         4.77
Mar|01                  5.08          4.6
                        4.66         4.57
                        4.83         4.48
                         4.8         4.43
Apr|01                  4.75         4.31
                        4.68         4.21
                        4.59         4.11
                        4.48         3.99
                        4.31         3.82
May|01                   4.2         3.73
                        4.13         3.69
                        4.04         3.61
                        3.92         3.54
Jun|01                  3.83         3.46

Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail as of 6/26/2001.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ Source: iMoneyNet, Inc. as of 6/26/2001, based on 332 funds in the iMoneyNet General Purpose Universe.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Prudential Jennison Portfolio

MANAGED BY
Jennison Associates LLC

"We think the prices of growth stocks relative to the rest of the market are very attractive for the first time in several years. We believe the largest growth-stock decline in 30 years has corrected for the euphoric bubble of 1998-1999, and investors haven't yet focused on what may happen when economic growth recovers. We are very enthusiastic about our opportunities to buy stock in companies that have excellent long-term growth prospects, whose prices are the most reasonable that we have seen in a long time."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                     Six                                Since
Average Annual Returns              Month   1-Year   3-Year   5-Year  Inception*

Prudential Jennison Portfolio      -12.94%  -30.83%   5.20%   14.53%    17.14%
(Class I)/1/
Lipper (VIP) Large-Cap Growth      -14.71%  -29.46%   3.55%   12.83%    16.74%
Funds Avg./2/
S&P 500 Index/3/                    -6.69%  -14.82%   3.89%   14.48%    17.02%
--------------------------------------------------------------------------------

Prudential Jennison Portfolio (Class I) inception date: 4/25/95.

The Prudential Series Fund Prudential Jennison Portfolio's (Class I) substantially negative half-year return of -12.94% reflected the steep and broad first-quarter drop of growth stocks; the Portfolio fell less than the Lipper
(VIP) Large-Cap Growth Funds Average.

PERFORMANCE REVIEW
Over the first half of 2001, technology stocks had a sharp decline, and only a partial recovery. A sudden slowdown in orders in 2000 left many technology companies with unsold goods. Investors, who had been paying ever-increasing prices for technology shares, were no longer willing to pay a premium for these stocks. Companies selling the hardware underlying the Internet and wireless telecommunications declined most. Nokia (wireless handsets), Cisco Systems (networking switches), and JDS Uniphase (optical fiber networks) were among the Portfolio's poorest performers. Telecommunications service companies, such as Vodafone (global wireless) and Global Crossing (long-distance service), also were detractors.

On the other hand, companies associated with personal computers--Microsoft, Dell Computer, and Compaq Computer--had solid recoveries over this half-year. IBM, which now derives much of its revenue from consulting and services, also made a solid positive contribution.

After technology and telecommunications stocks, the largest negative impact came from drug and biotechnology companies. These stocks had appreciated in 2000 to fairly high prices. They underperformed the overall market briefly when investors optimistically moved to economically sensitive stocks after the Federal Reserve began reducing interest rates. We think there was some profit taking that had no bearing on the prospects of these firms.

Consumer spending and sentiment remained high during this reporting period. Stocks in companies that benefited--including our shares of Time Warner (acquired by AOL in January at a good price), AOL Time Warner, AT&T, Liberty Media Group, and Viacom--contributed solid positive returns.

$10,000 INVESTED SINCE INCEPTION*

$26,595 Prudential Jennison Portfolio (Class I)/1/
$26,353 S&P 500 Index/3/
$25,296 Lipper (VIP) Large-Cap Growth Funds Avg./2/

                                    [CHART]

                                          Lipper (VIP)
                Prudential Jennison     Large-Cap Growth        S&P 500
               Portfolio (Class I)/1/     Funds Avg./2/         Index/3/

April|1995             10,000                 10,000             10,000
                       11,276                 10,910             10,640
June|1995              12,556                 12,320             12,176
                       13,494                 13,650             13,405
June|1996              14,362                 14,718             14,970
                       16,801                 16,985             18,053
June|1997              18,916                 18,645             19,962
                       22,841                 22,615             23,500
June|1998              26,002                 25,363             25,671
                       29,972                 28,888             28,846
June|1999              36,975                 35,421             31,071
                       38,447                 36,034             30,938
June|2000              30,549                 29,432             28,243

June|2001              26,595                 25,296             26,353

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Small Capitalization Stock Portfolio

MANAGED BY
Prudential Investment Management, Inc.

"The S&P SmallCap 600 Index has beaten the large-cap S&P 500 over the past two years. The advance in this half-year was concentrated in value stocks: those that had the lowest share prices compared to the company's earnings. This represented a renewed investor focus on profitability and its relation to share price, usually measured by the price/earnings ratio. The substantial performance advantage of small caps in the first half of 2001 brought the price/earnings ratios of large and small caps close together for the first time in quite a while, but small-cap earnings fell much less over the past year than those of large caps, and analysts expect small-cap earnings forecasts to hold up better. That means they still are attractive."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                              Six                                       Since
Average Annual Returns       Month    1-Year      3-Year    5-Year    Inception*

Small Capitalization Stock
 Portfolio/1/                  5.40%     10.64%    7.90%     12.58%      15.14%
Lipper (VIP) Small-Cap Core
 Avg./2/                       5.11%      0.31%    5.74%     11.35%      13.24%
S&P SmallCap 600 Index/3/      6.23%     11.12%    7.49%     12.53%      15.54%
--------------------------------------------------------------------------------

Small Capitalization Stock Portfolio inception date: 4/25/95.

The Prudential Series Fund Small Capitalization Stock Portfolio returned 5.40% in the first half of 2001, behind the S&P SmallCap 600 Index but slightly ahead of the Lipper (VIP) Small-Cap Core Average.

The Standard & Poor's SmallCap 600 Index is an unmanaged index. Standard
& Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot invest directly in any index, including the S&P SmallCap 600 Index.

Small-cap stocks may have limited marketability, and may be subject to more abrupt or erratic movement than large-cap stocks.

PERFORMANCE REVIEW
The S&P SmallCap 600 Index registered a moderate 6.23% gain over the first half of 2001, while most media focus was on the decline of large caps. The advances in small caps were broadly distributed, with only the energy sector showing a substantial (16%) decline. That was due to a correction in the natural gas and "upstream" oil industries (exploration, production, and related equipment and services), which shot up with energy prices last year. Even after the correction in this reporting period, the sector's gain over the past two years was 38%.

The top-performing sector was the tiny telecommunications services sector, which also was correcting from a market overreaction, but correcting upward. Among the larger sectors, the two consumer sectors--cyclicals and staples--performed best, gaining 19% and 13%, respectively.

The consumer segment of the U.S. economy is the only part that has shown little sign of slowing. Basic materials and transportation stocks also averaged double-digit gains, but both are relatively small sectors. Growth stocks finished the half-year down about 4%, while value stocks rose 8%.

$10,000 INVESTED SINCE INCEPTION*

$24,367 S&P SmallCap 600 Index/3/
$23,912 Small Capitalization Stock Portfolio/1/
$22,809 Lipper (VIP) Small-Cap Core Avg./2/

                                    [CHART]

               Small Capitalization         Lipper (VIP)          S&P SmallCap
                Stock Portfolio/1/      Small-Cap Core Avg./2/    600 Index/3/

April|1995            10,000                   10,000                10,000
                      10,681                   10,626                10,713
June|1995             11,996                   11,973                12,138
                      13,224                   13,658                13,501
June|1996             14,367                   14,774                14,726
                      16,022                   16,029                16,428
June|1997             17,983                   18,155                18,494
                      19,037                   19,592                19,622
June|1998             17,846                   17,931                18,251
                      18,773                   18,798                19,171
June|1999             20,109                   21,985                20,516
                      21,613                   22,817                21,929
June|2000             22,686                   21,131                22,937

June|2001             23,912                   22,809                24,367

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and the S&P SmallCap 600 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Small-Cap Core Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Aggressive Growth Asset Allocation Portfolio

MANAGED BY
Prudential Investments Fund Management LLC

The SP Aggressive Growth Asset Allocation Portfolio consists of separate subportfolios. Generally, we expect that the allocation of its assets among these subportfolios--the percentage of the total allotted to each--will be the primary determinant of its total return. We measure the contribution of the subportfolio's adviser by comparing its performance to that of a well-accepted unmanaged index for that asset class: Russell 1000(R) Growth Index for large-cap growth stocks, the S&P/Barra Value Index for large-cap value stocks, the S&P 400 Index for small-cap growth stocks, Russell 2500 Value Index for small-cap value stocks, and MSCI EAFE Index for international stocks.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                Six        Since
Cumulative Total Returns                       Month     Inception*

SP Aggressive Growth Asset Allocation
 Portfolio/1/                                 -10.73%     -16.66%
Russell 2000(R)Index/2/                         6.85%      -0.45%
S&P 500 Index/3/                               -6.69%     -13.99%
--------------------------------------------------------------------------------

SP Aggressive Growth Asset Allocation Portfolio inception date: 09/22/2000.

The SP Aggressive Growth Asset Allocation Portfolio returned -10.73%, reflecting the broad decline of stocks around the world as the world's largest economies--the United States, Europe, and Japan--slowed.

PERFORMANCE REVIEW
All the component portfolios of the Portfolio declined except the SP Small/Mid-Cap Value Portfolio, which had a small gain. U.S. stocks--both growth and value--held up better than international stocks. This may have been because the sustained confidence of U.S. consumers was a bright spot in the uncertain global economy. Investors in other regions appear to have been less optimistic than U.S. investors. Indeed, the slowdown in the U.S. economy threatened exports in many other parts of the world.

Both large-cap growth portfolios outperformed their benchmark, the Russell 1000(R) Growth Index, with the portfolio managed by Alliance Capital Management outperforming the benchmark substantially. These outperformances moderated the impact of the substantial decline of U.S. large-cap stocks. The value portfolio under-performed its benchmark, the S&P/Barra Value Index, but nonetheless had a smaller negative impact on the Portfolio's overall return, because of the generally better performance of value stocks.

Among U.S. small/mid caps, gains were concentrated in value stocks, while the growth segment declined. The value portfolio underperformed the gains of its benchmark, the Russell 2500TM Value Index. The SP Prudential U.S. Emerging Growth Portfolio also trailed its benchmark, the style-neutral S&P 400 Index.

The benchmark for both international portfolios is the MSCI EAFE Index, a well-accepted benchmark for the performance of non-U.S. developed market stocks. The portfolio--managed in a growth style--substantially underperformed that benchmark, while the value-managed portfolio outperformed it modestly. The different performance of growth and value stocks in the United States was mirrored in the international arena. International stocks accounted for the majority of the decline of the SP Aggressive Growth Asset Allocation Portfolio.

$10,000 INVESTED SINCE INCEPTION*

 $9,955 Russell 2000(R)Index/2/
 $8,691 SP Aggressive Growth Asset Allocation Portfolio/1/
 $8,601 S&P 500 Index/3/

                                    [CHART]

                                        SP Aggressive
                     S&P 500             Growth Asset          Russell 2000(R)
                     Index/3/        Allocation Portfolio/1/      Index/2/

Sep|2000              10,000                10,000                 10,000
Dec|2000               9,218                 9,335                  9,309
Jun|2001               8,601                 8,691                  9,955

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Alliance Technology Portfolio

MANAGED BY
Alliance Capital Management, L.P.

The correction of overindulgence can take time, and this appears to be the current situation with technology stocks. Valuations, expectations, inventory levels, investment standards--all of these things became abnormal and unhealthy, and the inevitable adjustments are upon us. Now what? Many of the time-consuming modifications that are necessary to make a more rewarding investment environment are in place. Because we are assuming business conditions will not get any worse than they are already, two big unknowns remain: When will business fundamentals improve, and at what rate will that improvement occur? On the first point, we expect this year's fourth quarter will show its normal seasonal recovery and be the first meaningful sequential improvement in revenue for the tech group since last year. It's too early to call the pace of recovery into 2002.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                               Six             Since
Cumulative Total Returns                      Month          Inception*

SP Alliance Technology Portfolio/1/          -14.57%          -34.83%
NASDAQ Composite Index/2/                    -12.53%          -41.16%
--------------------------------------------------------------------------------

SP Alliance Technology Portfolio inception date: 09/22/2000.

For the six months ending June 30, 2001, SP Alliance Technology Portfolio's return of -14.57% underperformed the NASDAQ Composite Index's decline of -12.53%.

PERFORMANCE REVIEW
The Portfolio has remained conservatively positioned, focusing on companies with high visibility and predictable revenue and earnings streams. This has helped deliver favorable performance during a period when technology stocks trailed the NASDAQ Index.

Companies that helped performance include content companies with loyal subscriber bases (such as e-Bay and AOL Time Warner), personal computer firms (such as Dell, Microsoft, and Micron Technology), predictable computer services companies (such as First Data Corp and Fiserv), and semiconductor capital equipment companies (such as KLA Tencor and Applied Materials).

The challenging environment for data networking and telecommunications-focused companies hurt these stocks during the period. While we see these companies as attractive in the long term, Portfolio performance was hampered by holdings in these areas (including Cisco, Ciena, and Juniper Networks). Similarly, attractively positioned software companies (such as BEA Systems and I2 Technologies) saw pressure on valuations as spending slowed.

$10,000 INVESTED SINCE INCEPTION*

 $6,517 SP Alliance Technology Portfolio/1/
 $5,884 NASDAQ Composite Index/2/

                                    [CHART]

                SP Alliance          NASDAQ
                Technology         Composite
                Portfolio/1/        Index/2/


Sep|2000           10,000            10,000
Dec|2000            7,629             6,726
Jun|2001            6,517             5,884

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The NASDAQ Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The NASDAQ Stock Market(R). The index is value market weighted.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Balanced Asset Allocation Portfolio

MANAGED BY
Prudential Investments Fund Management LLC

The SP Balanced Asset Allocation Portfolio consists of separate subportfolios. Generally, we expect that the allocation of its assets among these subportfolios--the percentage of the total allotted to each--will be the primary determinant of its total return. We measure the contribution of the subportfolio's adviser by comparing its performance to that of a well-accepted unmanaged index for that asset class: Russell 1000(R) Growth Index for large-cap growth stocks, the S&P/Barra Value Index for large-cap value stocks, the S&P 400 Index for small-cap growth stocks, Russell 2500TM Value Index for small-cap value stocks, Lehman Brothers Aggregate Index for core bonds, Lehman Brothers Intermediate BB Index for high yield bonds, and MSCI EAFE Index for international equities.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                 Six         Since
Cumulative Total Returns                        Month      Inception*

SP Balanced Asset Allocation Portfolio/1/       -4.04%      -5.41%
Lehman Brothers Government/Corporate Bond
 Index/2/                                        3.51%       8.03%
S&P 500 Index/3/                                -6.69%     -13.99%
--------------------------------------------------------------------------------

SP Balanced Asset Allocation Portfolio inception date: 09/22/2000.

The SP Balanced Asset Allocation Portfolio returned -4.04%, reflecting the broad decline of stocks around the world and the moderating impact of its bond portfolios' positive returns.

PERFORMANCE REVIEW
U.S. stocks, both growth and value, held up better than international stocks. The sustained confidence of U.S. consumers was a bright spot in the uncertain global economy. As the U.S. economy slowed, the Federal Reserve acted aggressively to reduce interest rates. This had a positive impact on bond prices.

The quarter of the Portfolio's assets invested in bonds benchmarked against the Lehman Brothers Aggregate Index performed in line with that benchmark, providing a good return for a bond portfolio. The smaller amount invested in high-yield ("junk") bonds substantially underperformed the strong performance of their benchmark, the Lehman Brothers Intermediate BB Index, making a negligible contribution to the Portfolio's return.

Both large-cap growth sleeves outperformed their benchmark, the Russell 1000(R) Growth Index, with the portion managed by Alliance Capital Management outperforming the benchmark substantially. These outperformances moderated the impact of the substantial decline of U.S. large-cap stocks. The value sleeve underperformed its benchmark, the S&P/Barra Value Index, but had a smaller negative impact on the Portfolio's overall return, because of the generally better performance of value stocks.

Among U.S. small/mid cap stocks, value stocks gained while growth stocks declined. The value portion underperformed the gains of its benchmark, the Russell 2500/TM/ Value Index. The SP U.S. Emerging Growth Portfolio trailed its benchmark, the style-neutral S&P 400 Index.

The benchmark for both international portions of the portfolio is the MSCI EAFE Index. The section managed in a growth style substantially underperformed that benchmark, while the value-managed portion outperformed it modestly.

$10,000 INVESTED SINCE INCEPTION*

$10,803 Lehman Gov't/Corp Bond Index/2/
 $9,459 SP Balanced Asset Allocation Portfolio/1/
 $8,601 S&P 500 Index/3/

                                    [CHART]

              SP Balanced
            Asset Allocation       S&P 500       Lehman Gov't/Corp
              Portfolio/1/         Index/3/         Bond Index/2/

Sep|2000         10,000            10,000             10,000
Dec|2000          9,858             9,218             10,437
Jun|2001          9,459             8,601             10,803

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Conservative Asset Allocation Portfolio

MANAGED BY
Prudential Investments Fund Management LLC

The SP Conservative Asset Allocation Portfolio consists of separate subportfolios. Generally, we expect that the allocation of its assets among these subportfolios--the percentage of the total allotted to each--will be the primary determinant of its total return. We measure the contribution of the subportfolio's adviser by comparing its performance to that of a well-accepted unmanaged index for that asset class: Russell 1000(R) Growth Index for large-cap growth stocks, the S&P/Barra Value Index for large-cap value stocks, the S&P 400 Index for small-cap growth stocks, Russell 2500/TM/ Value Index for small-cap value stocks, Lehman Brothers Aggregate Index for core bonds, and Lehman Brothers Intermediate BB Index for high yield bonds.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                  Six         Since
Cumulative Total Returns                         Month      Inception*

SP Conservative Asset Allocation Portfolio/1/    -0.98%      -0.15%
Lehman Brothers Government/Corporate Bond
 Index/2/                                         3.51%       8.03%
S&P 500 Index/3/                                 -6.69%     -13.99%
--------------------------------------------------------------------------------

SP Conservative Asset Allocation Portfolio inception date: 09/22/2000.

The SP Conservative Asset Allocation Portfolio returned -0.98%. The positive returns on the Portfolio's bond investments did not fully offset the impact of the substantial fall of its large-cap stocks.

PERFORMANCE REVIEW
As the U.S. economy slowed, the Federal Reserve acted aggressively to reduce interest rates. This had a positive impact on bond prices. Stock prices, however, reflected investors' increasing uncertainty about corporate earnings.

The 40% of the Portfolio's assets invested in bonds benchmarked against the Lehman Brothers Aggregate Index performed in line with that index, providing a good return for a bond portfolio. The smaller amount invested in high-yield ("junk") bonds substantially underperformed the strong performance of their benchmark, the Lehman Brothers Intermediate BB Index, and so made a negligible contribution to the Portfolio's return.

Both large-cap growth portfolios outperformed their benchmark, the Russell 1000(R) Growth Index, with the portfolio managed by Alliance Capital Management outperforming the benchmark substantially. These returns moderated the impact of the decline of U.S. large-cap stocks. The value portfolio underperformed its benchmark, the S&P/Barra Value Index, but had a smaller negative impact on the Portfolio's overall return because of the generally better performance of value stocks.

Among U.S. small/mid cap stocks, value stocks gained while growth stocks declined. The value portfolio underperformed the gains of its benchmark, the Russell 2500/TM/ Value Index. The SP Prudential U.S. Emerging Growth Portfolio trailed its benchmark, the style-neutral S&P 400 Index.

$10,000 INVESTED SINCE INCEPTION*

$10,803 Lehman Gov't/Corp. Bond Index/2/
 $9,985 SP Conservative Asset Allocation Portfolio/1/
 $8,601 S&P 500 Index/3/

                                    [CHART]

                 SP Conservative
                Asset Allocation          S&P 500           Lehman Gov't/Corp.
                  Portfolio/1/            Index/3/            Bond Index/2/

Sep|2000              10,000               10,000               10,000
Dec|2000              10,084                9,218               10,437
Jun|2001               9,985                8,601               10,803

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Growth Asset Allocation Portfolio

MANAGED BY
Prudential Investments Fund Management LLC

The SP Growth Asset Allocation Portfolio consists of separate subportfolios. Generally, we expect that the allocation of its assets among these subportfolios--the percentage of the total allotted to each--will be the primary determinant of its total return. We measure the contribution of the subportfolio's adviser by comparing its performance to that of a well-accepted unmanaged index for that asset class: Russell 1000(R) Growth Index for large-cap growth stocks, the S&P/Barra Value Index for large-cap value stocks, the S&P 400 Index for small-cap growth stocks, Russell 2500/TM/ Value Index for small-cap value stocks, Lehman Brothers Aggregate Index for core bonds, Lehman Brothers Intermediate BB Index for high yield bonds, and MSCI EAFE Index for international equities.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                 Six         Since
Cumulative Total Returns                        Month      Inception*

SP Growth Asset Allocation Portfolio/1/         -7.38%     -11.60%
Lehman Brothers Government/Corporate Bond
 Index/2/                                        3.51%       8.03%
S&P 500 Index/3/                                -6.69%     -13.99%
--------------------------------------------------------------------------------

SP Growth Asset Allocation Portfolio inception date: 09/22/2000.

The SP Growth Asset Allocation Portfolio returned -7.38%, reflecting the broad decline of stocks, particularly growth securities, around the world.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW
U.S. stocks, both growth and value, held up better than international stocks. This may have been because the sustained confidence of U.S. consumers was a bright spot in the uncertain global economy. As the U.S. economy slowed, the Federal Reserve acted aggressively to reduce interest rates. This had a positive impact on bond prices.

Both large-cap growth portfolios outperformed their benchmark, the Russell 1000(R) Growth Index, with the portfolio managed by Alliance Capital Management outperforming the benchmark substantially. These returns moderated the impact of the substantial decline of U.S. large-cap stocks. The value portfolio underperformed its benchmark, the S&P/Barra Value Index, but had a smaller negative impact on the Portfolio's overall return, because of the generally better performance of value stocks.

Among U.S. small/mid cap stocks, value stocks gained while growth stocks declined. The value portfolio underperformed the gains of its benchmark, the Russell 2500/TM/ Value Index. The SP Prudential U.S. Emerging Growth Portfolio trailed its benchmark, the style-neutral S&P 400 Index.

The benchmark for both international portfolios is the MSCI EAFE Index. The portfolio managed in a growth style, substantially underperformed the benchmark, while the value-managed portfolio outperformed it modestly.

The bond portfolio performed in line with the Lehman Brothers Aggregate Index, providing a good return for a bond portfolio. The investments in high-yield ("junk") bonds substantially underperformed the strong performance of the Lehman Brothers Intermediate BB Index, and so made a negligible contribution to the Portfolio's return.

$10,000 INVESTED SINCE INCEPTION*

$10,803 Lehman Gov't/Corp. Bond Index/2/
 $8,840 SP Growth Asset Allocation Portfolio/1/
 $8,601 S&P 500 Index/3/

                                    [CHART]

                 SP Growth Asset
                    Allocation            S&P 500      Lehman Gov't/Corp.
                   Portfolio/1/           Index/3/       Bond Index/2/

Sep|2000              10,000               10,000            10,000
Dec|2000              10,586                9,218            10,437
Jun|2001               8,840                8,601            10,803

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP INVESCO Small Company Growth Portfolio

MANAGED BY
INVESCO Funds Group, Inc.

We expect equity markets to remain volatile for the next few months as investors weigh the possibility of corporate earnings disappointments against the potential for an economic recovery during the second half. That said, we believe the prospects for the companies held in the Portfolio remain bright over the long term. And even over the shorter term, we're confident as our holdings have generally met earnings expectations. Furthermore, by focusing on rapidly growing stocks participating in a wide range of industries, we believe the Portfolio is positioned to weather any market environment. Underscoring our optimism is history, which has shown that small caps have performed well during times of economic recovery.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                Six            Since
Cumulative Total Returns                       Month         Inception*

SP INVESCO Small Company Growth Portfolio/1/    -10.38%       -24.90%
Russell 2000(R)Index /2/                          6.85%        -0.45%
--------------------------------------------------------------------------------

SP INVESCO Small Company Growth Portfolio inception date: 09/22/2000.

The Portfolio declined during the past six months, and lagged its benchmark, the Russell 2000(R) Index. The Portfolio's margin of underperformance primarily stems from the first quarter, a period that saw small-cap value stocks outperform the small-cap growth stocks we favor. The market's preference for value stocks likely stemmed from its heightened aversion to risk, which prompted investors to seek out investments thought to be more stable. During the second quarter, however, the Portfolio outperformed as investors became increasingly optimistic about a second-half economic recovery, and sought stocks best positioned to capitalize on the anticipated resumption of the expansion. As a result, small-cap growth stocks outperformed value ones during the second quarter, and the Portfolio's relative performance improved.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW
After a solid first quarter, the Portfolio's energy holdings hindered its showing during the second quarter, pressured lower by increased reregulation rhetoric out of California and sliding prices of the underlying commodities. On the positive side, the Portfolio's consumer stocks performed well throughout the period as investors appreciated the relative consistency of the group's revenues. In particular, the Portfolio's position in Radio One advanced when investors became confident that a second-half economic recovery would boost the advertising market. As the period progressed, we also enjoyed solid performance from our weightings in the healthcare and biotech-nology, technology, and financial services sectors.

$10,000 INVESTED SINCE INCEPTION*

 $9,955 Russell 2000(R)Index/2/
 $7,510 SP INVESCO Small Company Growth Portfolio/1/

                                    [CHART]

                SP INVESCO Small
                 Company Growth          Russell 2000(R)
                  Portfolio/1/              Index/2/

Sep|2000              10,000                 10,000
Dec|2000               8,380                  9,309
Jun|2001               7,510                  9,955

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Jennison International Growth Portfolio

MANAGED BY
Jennison Associates LLC

We believe that the best investment prospects, on a stock-by-stock basis, are in Europe, where the economies are more balanced than in the United States. In addition, the euro is widely believed to be undervalued compared to the dollar, suggesting the prospect of a boost to our return at some point in the future should the imbalance correct itself. We also like selected companies in Hong Kong, which are well-placed to benefit from the development of outsourcing opportunities in China, as well as in the rest of Southeast Asia. Although we think our investments in telecommunication services and related technology and media companies are better investment values than other stocks in their industries, the recovery in new orders that is needed to restore profitability has not yet begun.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                 Six             Since
Cumulative Total Returns                        Month          Inception*

SP Jennison International Growth Portfolio
 (Class I)/1/                                  -25.56%         -36.72%
MSCI EAFE Index/2/                             -14.87%         -17.15%
--------------------------------------------------------------------------------

SP Jennison International Growth Portfolio (Class I) inception date: 09/22/2000.

The SP Jennison International Growth Portfolio (Class I) had a substantial decline, primarily because growth investing was out of favor globally.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW
The primary theme of the five-year boom in growth stocks was TMT: technology, media, and telecommunications. We believe these industries still have strong growth ahead. They were a substantial portion of the Portfolio's investments, and their painful correction during this reporting period accounted for almost all of its losses.

Telecommunication service companies faced suspicions that they had overspent on licenses to provide new services, and that these services would grow more slowly than had been anticipated. Colt Telecom Group, Cable & Wireless, and Vodafone Group had substantial price declines. Stocks of companies providing the hardware for these services, such as Marconi, Nokia, and Alcatel, also had steep drops. Technological consultants and software firms also hurt the Portfolio, particularly Logica, Dimension Data Holdings, and Cap Gemini.

Media companies were hurt by the economic slowdown's consequent reduction of advertising spending. Pearson and VNU had the largest impacts on the Portfolio, although VNU has little exposure to advertising and Pearson is increasing its share of the educational market.

On the positive side, Industria de Diseno Textil, a Spanish clothing manufacturer and retailer with above 25% growth of sales and earnings, made an initial public offering (IPO) of stock in May 2001. It had gained 28% by midyear. The Portfolio's holdings had a large positive impact on its return.

$10,000 INVESTED SINCE INCEPTION*

 $8,285 MSCI EAFE Index/2/
 $6,328 SP Jennison International Growth Portfolio (Class I)/1/

                                    [CHART]

                   SP Jennison
                  International
                 Growth Portfolio    MSCI EAFE
                  (Class I)/1/        Index/2/

Sep|2000              10,000          10,000
Dec|2000               8,500           9,732
Jun|2001               6,328           8,285

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, MSCI EAFE, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/  The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
     (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Large Cap Value Portfolio

MANAGED BY
Fidelity Management & Research Company

Since the beginning of the year, the Federal Reserve has lowered rates on six separate occasions, including two intrameeting cuts, for a total of 275 basis points. While it typically takes anywhere from six to 12 months for monetary policy to work its way through the economic system, investors appear to be optimistic that the Fed's accommodative interest rate policy, coupled with the passage of Bush's tax cuts, can help stave off a recession and keep our decade-long economic expansion alive. Although markets saw the benefits of the rate cuts, there were no signs of decreasing market volatility. In this volatile environment, the emphasis on risk control and diversification will continue to be paramount.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                          Six                Since
Cumulative Total Returns                 Month             Inception*

SP Large Cap Value Portfolio/1/          -3.65%               0.99%
Russell 1000(R)Value Index/2/            -1.26%               2.29%
S&P 500 Index/3/                         -6.69%             -13.99%
--------------------------------------------------------------------------------

SP Large Cap Value Portfolio inception date: 9/22/2000.

Over the six-month period ended June 30, 2001, the SP Large Cap Value Portfolio returned -3.65%, underperforming the -1.26% return of its benchmark, the Russell 1000(R) Value Index.

PERFORMANCE REVIEW
The Portfolio benefited from an overweighted position, relative to the benchmark, in the stable capital goods and transportation sectors, which recorded gains as investors retreated from underperforming technology and telecommunications companies. Underweighting large pharmaceutical companies also helped performance as their stock prices moved down in 2001 after posting solid returns in 2000.

Overweighted positions in home financing institutions and large tobacco companies like Philip Morris were also beneficial. However, slowing growth and tight capital spending hurt technology hardware and equipment companies, which posted the biggest losses over the period.

$10,000 INVESTED SINCE INCEPTION*

$10,229 Russell 1000(R)Value Index/2/
$10,099 SP Large Cap Value Portfolio/1/
$ 8,601 S&P 500 Index/3/

                                    [CHART]

                  SP Large
                 Cap Value        S&P 500       Russell 1000(R)
                Portfolio/1/      Index/3/      Value Index/2/

Sep|2000           10,000          10,000            10,000
Dec|2000           10,482           9,218            10,360
Jun|2001           10,099           8,601            10,229

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP MFS Capital Opportunities Portfolio

MANAGED BY
Massachusetts Financial Services Company

We plan to keep the Portfolio in the middle of the road in terms of volatility by striking a balance between more defensive growth companies that could hold up well in a tougher economic environment, and more cyclical media, technology, and retailing stocks that could benefit in a recovery.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                              Six            Since
Cumulative Total Returns                     Month         Inception*

SP MFS Capital Opportunities Portfolio/1/   -12.12%         -19.49%
S&P 500 Index/2/                             -6.69%         -13.99%
--------------------------------------------------------------------------------

SP MFS Capital Opportunities Portfolio inception date: 09/22/2000.

Because growth stocks suffered during the period, the Portfolio finished in negative territory and also lagged the more value-oriented S&P 500. For the six months ended June 30, 2001, the Portfolio provided a total return of -12.12%, compared to a -6.69% return for its benchmark, the Standard & Poor's 500 Stock Index.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW
Disappointments came mainly from the healthcare, technology, and telecommunications sectors. Despite the overall weakness in the growth areas of the market, there were some positive performers in the Portfolio during the period. For example, in oil services several holdings helped performance, as these stocks rallied amid tight supply and stepped-up drilling. Financials gave performance another boost. A number of our largest investments also turned in solid results, including Microsoft, Calpine, an independent power producer; and United Technologies, an aerospace conglomerate.

Historically, we have tended to increase holdings in stocks we like when their prices fall, and have often pared back when we feel their prices have reached lofty levels. We applied this traditional strategy during the period by adding to our stake in Tyco International, a multi-industry conglomerate. As a result of this same investment philosophy and sell discipline, we decided to take some profits in top performers such as Calpine, which had posted strong gains.

We have not made an oversized bet on technology, yet we do believe there have been strong long-term growth trends supporting the sector, especially in areas tied to the Internet and wireless services. We have focused our stock selections on industry leaders - companies that we believe could be in a strong position to benefit from an economic recovery.

$10,000 INVESTED SINCE INCEPTION*

 $8,601 S&P 500 Index/2/
 $8,051 SP MFS Capital Opportunities Portfolio/1/

                                    [CHART]

                 SP MFS Capital
                 Opportunities      S&P 500
                 Portfolio/1/       Index/2/

Sep|2000              10,000        10,000
Dec|2000               9,161         9,218
Jun|2001               8,051         8,601

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP MFS Mid-Cap Growth Portfolio

MANAGED BY
Massachusetts Financial Services Company

In the second quarter of 2001, the market seemed to be saying that we'd reached the end of the energy cycle, that oil and natural gas prices were headed downward, and that drillers and production firms would not be good stocks going forward. However, in our view, the supply/demand imbalance that began this cycle of rising prices has yet to be resolved. Especially in natural gas, we think that falling prices could actually increase demand as many industrial and utility users, who switched to oil when gas prices skyrocketed, switch back to natural gas. Our analysis points to higher demand over the next six months that may drive up stocks of exploration and production firms, and we have actually added to our energy positions on the second-quarter weakness in those stocks.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                            Six           Since
Cumulative Total Returns                   Month        Inception*

SP MFS Mid-Cap Growth Portfolio/1/         -7.44%        -9.53%
Russell Midcap(R)Growth Index/2/          -12.96%       -33.20%
S&P 500 Index/3/                           -6.69%       -13.99%
--------------------------------------------------------------------------------

SP MFS Mid-Cap Growth Portfolio inception date: 09/22/2000.

For the six months ended June 30, 2001, the SP MFS Mid-Cap Growth Portfolio provided a total return of -7.44%, versus -12.96% for the portfolio's benchmark, the Russell Midcap(R) Growth Index.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW
Performance over the period was very much a good news/bad news story. The Portfolio strongly outperformed its benchmark, but performance was nonetheless negative. The market has gone through one of the worst technology corrections in history, with telecommunications being perhaps the hardest hit of all the technology areas. Although we had minimized our telecommunications weighting going into the downturn, several of our holdings in other areas were still affected. However, in a period marked by many well-publicized earnings disappointments, a number of our largest holdings met or exceeded earnings expectations.

We also increased existing holdings or added new holdings in several technology firms whose stocks had fallen to attractive valuations--having been unjustly punished, in our view, by a market that sometimes fails to distinguish between firms with strong long-term prospects and those that are genuinely in trouble. We also had some disappointments over the period.

Our energy holdings in oil and natural gas exploration and production firms hurt performance over the six-month period. In addition, stocks related to content delivery over the Internet hurt performance. Although we have largely avoided these companies, we have invested in a few firms that have strong business models. Unfortunately, however, advertising on the Internet has virtually come to a halt as the Internet economy has slowed, and these companies have seen their stocks suffer accordingly.

$10,000 INVESTED SINCE INCEPTION*

 $9,047 SP MFS Mid-Cap Growth Portfolio/1/
 $6,680 Russell Midcap(R)Growth Index/2/
 $8,601 S&P 500 Index/3/

                                    [CHART]

                  SP MFS Mid-Cap          S&P 500       Russell Midcap(R)
                Growth Portfolio/1/       Index/3/       Growth Index/2/

Sep|2000              10,000               10,000            10,000
Dec|2000               9,774                9,218             7,675
Jun|2001               9,047                8,601             6,680

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell Midcap(R) Growth Index measures the performance of those Russell Mid-cap companies with lower price-to-book ratios and lower forecasted growth values. Those stocks are also members of the Russell 1000(R) Value index.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP PIMCO Total Return Portfolio

MANAGED BY
Pacific Investment Management Company LLC

Weak investment spending, eroding corporate profits, and more cautious consumers will work to restrain any substantial recovery in global economic growth over the next several quarters. The protracted slowdown will prompt the Federal Reserve and the European Central Bank to lower interest rates more than markets currently expect. This accommodative monetary policy should put downward pressure on short-term yields in the United States, Europe and the United Kingdom. At a minimum, these rates are unlikely to rise much over our cyclical time frame, which means that the front end of the U.S., U.K. and Euro-zone yield curves will offer compelling value for investors in the near term.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                              Six             Since
Cumulative Total Returns                     Month          Inception*

SP PIMCO Total Return Portfolio/1/            3.14%           8.48%
Lehman Brothers Aggregate Bond Index/2/       3.62%           7.97%
--------------------------------------------------------------------------------

SP PIMCO Total Return Portfolio inception date: 09/22/2000.

The SP PIMCO Total Return Portfolio slightly underperformed its benchmark as its underweighting in investment-grade corporate debt securities detracted from its return.

High yield bonds, also known as "junk bonds" are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

PERFORMANCE REVIEW
We underweighted the investment-grade corporate bond sector, due to its downside price risk and the continued erosion of corporate profits. However, this strategy detracted from the Portfolio's returns, as that sector outperformed because optimism about a relatively fast economic recovery offset concerns about disappointing profits.

Nevertheless, the Portfolio's above-benchmark duration was a positive factor as yields on intermediate- and longer-maturity issues fell (and their prices rose). Overall the U.S. Treasury sector did not keep pace with investment-grade corporate bonds and mortgage-backed securities for the six-month reporting period. Our overweighted mortgage strategy aided the Portfolio's performance, as rising yields on longer-term Treasuries reduced the prepayment risk on mortgage-backed securities.

$10,000 INVESTED SINCE INCEPTION*

$10,848 SP PIMCO Total Return Portfolio/1/
$10,797 Lehman Aggregate Bond Index/2/

                                    [CHART]

                 SP PIMCO Total           Lehman Aggregate
               Return Portfolio/1/          Bond Index/2/

Sep|2000              10,000                    10,000
Dec|2000              10,518                    10,421
Jun|2001              10,848                    10,797

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, Lehman Brothers, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Prudential U.S. Emerging Growth Portfolio

MANAGED BY
Jennison Associates LLC

In retrospect, we can see that the rapid growth of technology firms' sales and profits at the end of the 1990s led to investment in too much production capacity. As companies digest the technological investments they made before Y2K, and as new product cycles begin, enterprise spending will pick up. Moreover, the inventory accumulation that triggered the technology recession is being sold or written off. In Internet-related businesses, the downturn and the dramatic reduction in the financing available for start-ups eliminated most of the weaker companies. The survivors will find a less competitive market.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                             Six           Since
Cumulative Total Returns                    Month        Inception*

SP Prudential U.S. Emerging Growth
 Portfolio/1/                              -4.42%        -19.82%
S&P MidCap 400 Index/2/                     0.97%         -2.92%
--------------------------------------------------------------------------------

SP Prudential U.S. Emerging Growth Portfolio inception date: 09/22/2000.

The SP U.S. Emerging Growth Portfolio declined 4.42% compared with the S&P MidCap 400 Index's return of 0.97%.

PERFORMANCE REVIEW
The largest negative impacts on the Portfolio's return were Internet-related and telecommunications equipment stocks. Our Portfolio was hurt most by its holdings in Exodus Communications (outsourced infrastructure, such as Web hosting), Macromedia (Web infrastructure), CIENA (a manufacturer of telecommunications switches), American Tower (cellular service towers), and Metromedia Fiber Network (optical fiber telecommunications networks).

On the other hand, the Portfolio's holdings of companies with consistently growing earnings over the long term helped its return. For example, although Lexmark makes computer printers, 75% of its sales come from replacement cartridges. It reported a small increase in profits for the first quarter of 2001, and its shares soared. Other positive contributions to the Portfolio's return came from service companies with steady growth, including CSG Systems and Fiserv. We took our profits on CSG, which processes billing for cable systems. We still hold Fiserv, the third largest processor of financial data in the United States.

The Portfolio's return also had large gains on several media and entertainment stocks, including Real Networks (internet media transmission), Electronic Arts (computer games), and AT&T-Liberty Media Group. It benefited from expanding its holdings in drugs and healthcare, including Andrx, Celgene, IVAX, and Alza.

$10,000 INVESTED SINCE INCEPTION*

 $9,708 S&P MidCap 400 Index/2/
 $8,018 SP Prudential U.S. Emerging Growth Portfolio/1/

                                    [CHART]

                  SP Prudential
                  U.S. Emerging          S&P MidCap
                Growth Portfolio/1/     400 Index/2/

Sep|2000              10,000               10,000
Dec|2000               8,389                9,615
Jun|2001               8,018                9,708

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P MidCap 400 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Small/Mid-Cap Value Portfolio

MANAGED BY
Fidelity Management & Research Company

Since the beginning of the year, the Federal Reserve has lowered rates on six separate occasions, including two intrameeting cuts, for a total of 275 basis points. While it typically takes anywhere from six to 12 months for monetary policy to work its way through the economic system, investors appear to be optimistic that the Fed's accommodative interest rate policy, coupled with the passage of President Bush's tax cuts, can help stave off a recession and keep our decade-long economic expansion alive. Although markets saw the benefits of the rate cuts, there were no signs of decreasing market volatility. In this volatile environment, the emphasis on risk control and diversification will continue to be paramount.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                            Six           Since
Cumulative Total Returns                   Month        Inception*

SP Small/Mid-Cap Value Portfolio/1/         4.59%         16.44%
Russell 2500/TM/ Value Index/2/             7.81%         17.12%
S&P 500 Index/3/                           -6.69%        -13.99%
--------------------------------------------------------------------------------

SP Small/Mid-Cap Value Portfolio inception date: 09/22/2000.

The 4.59% return of the SP Small/Mid Cap Value Portfolio lagged the 7.81% Russell 2500/TM/ Value Index benchmark over the six months ended June 30, 2001, but outperformed the S&P 500 Index.

PERFORMANCE REVIEW
In a period of highly publicized layoffs and fear over economic conditions, even companies with strong fundamentals and earnings growth potential suffered from volatility in stock prices.

Overweighted positions in a few chemical and paper products companies were the Portfolio's largest performance detractors, as these industries hit cyclical lows over the last six months. Separately, investor sentiment regarding the real estate sector since the beginning of the year was mixed, as some believed a dismal economic climate would lead to reluctance to take on mortgage debt, while others felt that the declining interest rates would encourage people to buy homes.

As these mixed feelings led to pronounced highs and lows in real estate security prices, a small number of poorly timed investments led to underperformance in this sector. Contributing the most to the portfolio over the six-month period were holdings in the energy and industrial sectors.

$10,000 INVESTED SINCE INCEPTION*

$11,712 Russell 2500/TM/ Value Index/2/
$11,644 SP Small/Mid-Cap Value Portfolio/1/
 $8,601 S&P 500 Index/3/

                                    [CHART]

                SP Small/Mid-Cap     Russell 2500/TM/  S&P 500
               Value Portfolio/1/    Value Index/2/    Index/3/

Sep|2000              10,000           10,000          10,000
Dec|2000              11,133           10,862           9,218
Jun|2001              11,644           11,712           8,601

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Russell 2500TM Value Index measures the performance of Russell 2500TM companies with higher price-to-book ratios.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

SP Strategic Partners Focused Growth Portfolio

MANAGED BY
Jennison Associates LLC and Alliance Capital Management L.P.

The Strategic Partners Focused Growth Portfolio combines the efforts of two leading growth style equity investment advisers: Jennison Associates and Alliance Capital Management. There are many ways of executing a growth investing strategy, and by combining the results of two advisers, we hope to produce a more consistent return than either adviser would do alone.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                    Six        Since
Cumulative Total Returns                           Month    Inception*

SP Strategic Partners Focused Growth Portfolio
 (Class I)/1/                                      -7.64%     -26.55%
S&P 500 Index/2/                                   -6.69%     -13.99%
--------------------------------------------------------------------------------

SP Strategic Partners Focused Growth Portfolio (Class I) inception date:
09/22/2000.

The SP Strategic Partners Focused Growth Portfolio (Class I) declined 7.64% compared to the -6.69% return of the S&P 500 Index.

PERFORMANCE REVIEW
The growth stock decline was worst among telecommunications-related and healthcare stocks. Holdings in both areas, such as Nokia, Vodafone, and Cisco Systems in the first group, and Pfizer in the second, also hurt the Portfolio. Its outperformance of the growth benchmark was due in part to a focus on midcap stocks, which performed better, on average, than the stocks of the largest companies.

The Portfolio was also helped by substantial gains on a few stocks, such as those of media companies, that were not affected by the manufacturing-centered economic slowdown. AOL Time Warner had a very large gain, because its shares are still benefiting from the synergism of the merger between AOL and Time Warner. Viacom made a smaller positive contribution.

Microsoft shares bounced upward, because of the perception that the company's legal situation had improved. Dell Computer also had a very good return.

The continued strength of consumer spending and consumer sentiment helped support gains by the consumer finance company Household International and the luxury goods company Tiffany & Company.

$10,000 INVESTED SINCE INCEPTION*

 $8,601 S&P 500 Index/2/
 $7,345 SP Strategic Partners Focused Growth Portfolio (Class I)/1/

                                    [CHART]

                SP Strategic
              Partners Focused
               Growth Portfolio    S&P 500
                (Class I)/1/       Index/2/

Sep |2000          10,000           10,000
Dec |2000           7,953            9,218
June|2001           7,345            8,601

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Stock Index Portfolio

MANAGED BY
Prudential Investment Management, Inc.

"Despite common perceptions, the U.S. economy as a whole has been seeing slower growth, but not a contraction. The exceptions have been in business investment and in exports. However, there has been an overall drop in corporate profits. We usually expect share prices to reflect investors' expectations for profit growth. Over the past six months, optimistic rises in expectations (in January and April, for example), were later crushed by negative news. If this pattern should continue, share prices would recover long-term growth when earnings disappointments taper off. When the profit downturn reaches a one-year mark, growth will be measured against lower-comparison quarters, and disappointments should be fewer."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Month   1-Year    3-Year   5-Year   10-Year

Stock Index Portfolio/1/              -6.77%  -14.72%   3.78%   14.22%    14.75%
Lipper (VIP) S&P 500 Index Objective
  Fds. Avg./2/                        -6.86%  -15.04%   3.63%   14.13%    14.68%
S&P 500 Index/3/                      -6.69%  -14.82%   3.89%   14.48%    15.09%
--------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/87.

The Prudential Series Fund Stock Index Portfolio declined 6.77% in the first half of 2001, within 10 basis points (hundredths of a percentage point) of the S&P 500 Index.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot invest directly in any index, including the S&P 500 Index.

PERFORMANCE REVIEW
The decline of the S&P 500 Index over the first six months of 2001 was very broad. Although growth stocks (the more expensive shares on the Index in relation to companies' book value) fell farthest, even the S&P/Barra Value Index was negative for the half-year. Most of the market decline came in February and March in one of the fastest drops in the history of the S&P 500 Index. The worst-performing sectors were healthcare, technology, and utilities, all of which had experienced large gains fairly recently. The best-performing sector was one that was hurt in 2000 when consumer spending slowed: consumer cyclicals.

We view these movements as examples of sector volatility. Index portfolios are designed to avoid the risk of being invested in the wrong sector when market favor shifts. The result is a more consistent return than an investor is likely to receive from selective investing. Nonetheless, in the first half of 2001, a constant stream of earnings warnings and estimate reductions sharply reduced the prices that investors were willing to pay for stocks pretty much across the board. Although telecommunications hardware companies were the hardest hit, falling 55% over the half-year, concerns about corporate profitability were widespread. Only the consumer cyclical sector--consisting of industries that benefited from the continuing high level of consumer spending--had a substantial gain over the period.

$10,000 INVESTED OVER 10 YEARS

$40,772 S&P 500 Index/3/
$39,586 Stock Index Portfolio/1/
$39,345 Lipper (VIP) S&P 500 Index Objective Funds Avg. /2/

                                    [CHART]

                                Lipper (VIP)
                                S&P 500 Index
                 Stock Index   Objective Funds   S&P 500
                 Portfolio/1/     Avg. /2/       Index/3/

June|1991             10,000       10,000        10,000
                      11,385       11,362        11,416
June|1992             11,284       11,252        11,339
                      12,197       12,189        12,284
June|1993             12,763       12,818        12,882
                      13,376       13,430        13,520
June|1994             12,903       12,960        13,062
                      13,511       13,547        13,697
June|1995             16,208       16,237        16,462
                      18,519       18,524        18,838
June|1996             20,361       20,353        20,739
                      22,697       22,718        23,161
June|1997             27,308       27,276        27,931
                      30,149       30,098        30,885
June|1998             35,418       35,354        36,359
                      38,719       38,602        39,718
June|1999             43,401       43,280        44,630
                      46,673       46,524        48,072
June|2000             46,420       46,277        47,867
                      42,458       42,233        43,697
June|2001             39,586       39,345        40,772

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

Value Portfolio

MANAGED BY
Deutsche Asset Management, Inc., Jennison Associates LLC, and Victory Capital Management, Inc.

"This is an unusual market for an economic slowdown, because value stocks are outperforming even as the economy is getting worse. This economic cycle, value stocks are benefiting from the extraordinarily high prices investors had been paying for growth. In the past, value stocks usually performed well when an economy was recovering from a slowdown since companies whose stocks became inexpensive because their profits declined began to look more attractive as the pace of economic activity picked up. We see no reason for this not to happen in this cycle as well. As a consequence, the outperformance of value-style investing may be prolonged. This would not be surprising following the record length of growth-style outperformance. Although it is difficult to predict when a turnaround might begin, declining interest rates and the tax rebates are promoting one."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                 Six
Average Annual Returns          Month      1-Year   3-Year    5-Year     10-Year

Value Portfolio (Class I)/1/     0.82%      23.07%  5.22%     14.74%     14.78%
Lipper (VIP) Equity Income
 Avg./2/                        -1.79%       6.79%  5.37%     12.82%     14.15%
S&P 500 Index/3/                -6.69%     -14.82%  3.89%     14.48%     15.09%
--------------------------------------------------------------------------------

Value Portfolio (Class I) inception date: 2/19/88.

The Prudential Series Fund Value Portfolio (Class I) returned 0.82% in the first half of 2001. This positive return was more than two percentage points above both the -1.79% Lipper (VIP) Equity Income Average, which is the category in which the Portfolio is currently placed, and the -1.27% Lipper (VIP) Large-Cap Value Fund Average, which is the classification in which we expect it to be placed shortly. The change of classification will reflect the change in the Portfolio's investment objective that was approved by its shareholders earlier this year.

PERFORMANCE REVIEW
The Portfolio's outperformance reflects positive returns on a large number of stocks, with no one or two securities contributing to a large part of the impact. Technology stocks, in the aggregate, provided a substantial contribution. With a volatile market, share prices in established companies such as Xerox, IBM, and Dell Computer, fell on bad news and rebounded when investors regained perspective. Alcoa and Monsanto share prices rose in the spring rise of basic materials stocks.

Some financial stocks, including Lehman Brothers Holdings and Bank of America, benefited from falling interest rates and a strong bond market. The Portfolio also received a lift from companies that benefited from the continued strength of consumer spending. These included Philip Morris, the Ryland Group (home builders), and Metro-Goldwyn-Mayer.

The largest detractors from the return included companies exposed to managed healthcare: Humana and Aetna. Stocks of some utilities and energy-related companies were hurt by changes in public confidence as energy first appeared to be a crisis issue but then receded from the front pages. PG&E, ENSCO International, and Diamond Offshore Drilling were among the victims.

$10,000 INVESTED OVER 10 YEARS

$40,772 S&P 500 Index/3/
$39,685 Value Portfolio (Class I)/1/
$37,812 Lipper (VIP) Equity Income Avg./2/

                                    [CHART]

                                      Lipper (VIP)
                Value Portfolio      Equity Income    S&P 500
                 (Class I)/1/            Avg./2/      Index/3/

June|1991             10,000             10,000        10,000
                      11,212             11,250        11,416
June|1992             11,360             11,290        11,339
                      12,349             12,335        12,284
June|1993             14,274             13,293        12,882
                      15,100             14,089        13,520
June|1994             14,945             13,649        13,062
                      15,317             14,083        13,697
June|1995             17,479             16,570        16,462
                      18,642             18,607        18,838
June|1996             19,956             19,811        20,739
                      22,694             22,030        23,161
June|1997             26,659             25,971        27,931
                      31,002             28,932        30,885
June|1998             34,070             32,173        36,359
                      30,263             32,877        39,718
June|1999             35,793             36,590        44,630
                      34,053             36,840        48,072
June|2000             32,245             36,362        47,867
                      39,362             39,164        43,697
June|2001             39,685             37,812        40,772

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

20/20 Focus Portfolio

MANAGED BY
Jennison Associates LLC

"It is now more than a year after the dramatic reversal in market favor between growth and value styles. By now, most of the differences in relative value between the various market sectors have been evened out. We think investors will no longer be able to profit by simply identifying the better sectors. Going forward, Individual stock selection should be key, an advantage for our bottom-up investing disciplines. We have found both growth and value investments that we like across many sectors of the market"

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                         Six                      Since
Average Annual Returns                  Month        1-Year     Inception*

20/20 Focus Portfolio (Class I)/1/       2.61%        2.72%       6.88%
Lipper (VIP) Multi-Cap Value Funds
 Avg./2/                                 0.94%       10.53%       3.85%
S&P 500 Index/3/                        -6.69%      -14.82%      -2.75%
--------------------------------------------------------------------------------

20/20 Focus Portfolio (Class I) inception date: 5/3/99.

The 20/20 Focus Portfolio (Class I) recorded a very strong outperformance during this six-month period: nine percentage points above the S&P 500. It also beat the Lipper (VIP) Multi-Cap Value Funds Average of 0.94%.

PERFORMANCE REVIEW
The key to the Portfolio's very strong performance relative to the overall market was its ability to avoid the sharp declines in growth stocks while its value holdings chalked up very good positive returns.

Gains in the value holdings were widely spread. Basic materials companies, including Monsanto, Alcoa, and Boise Cascade, made the largest contribution. This sector is relatively isolated from the technology-focused slowdown, and supply/demand relationships have been improving in several industries. A focus on inexpensive technology stocks such as International Rectifier, Dell Computer, and Sabre Holdings also paid off. The latter two are examples of a consumer spending focus; they sell personal computers and travel reservation services, respectively. Other substantial contributions came from Federated Department Stores, Hilton Hotels, and Knight Ridder.

The Portfolio's growth holdings had gains in entertainment--AOL Time Warner and Viacom--and in two technology stocks that also benefited from continued consumer spending--Microsoft and Dell. Microsoft also gained from a perception that its legal situation had improved. Financial service companies, including Household International, Hartford Financial Services, J.P. Morgan Chase, and Citigroup, provided additional positive support. Losses among the growth holdings were concentrated in telecommunications-related stocks and drug stocks.

$10,000 INVESTED SINCE INCEPTION*

$11,545 20/20 Focus Portfolio (Class I)/1/
$10,853 Lipper Multi-Cap Value Avg./2/
 $9,414 S&P 500 Index/3/

                                    [CHART]

                 20/20 Focus
                  Portfolio    Lipper Multi-Cap    S&P 500
                (Class I)/1/     Value Avg./2/     Index/3/

April   |1999         10,000       10,000          10,000
June    |1999         10,550       10,313          10,305
December|1999         11,895       10,008          11,099
June    |2000         11,240        9,930          11,052
December|2000         11,252       10,743          10,089
June    |2001         11,545       10,853           9,414

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, Lehman Brothers, S&P 500 or Russell Indexes since-inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. Performance of less than one year is cumulative.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If charges were included, the performance quoted would be significantly lower. Six month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Multi-Cap Value Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                               Diversified      Diversified
                                                                  Bond          Conservative      Equity          Global
                                                                Portfolio     Growth Portfolio   Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a). $1,458,861,069    $227,432,148   $4,943,546,314  $1,018,968,266
  Repurchase agreements (a)..................................             --      22,087,000      181,351,000      26,254,000
  Cash.......................................................             --         208,876               --             253
  Foreign currency, at value (b).............................             --              --               --      41,415,137
  Interest and dividends receivable..........................     24,943,123       2,004,371        4,677,473       1,697,416
  Receivable for investments sold............................      5,104,313       1,064,442        4,603,976      11,054,141
  Receivable for securities lending income...................        209,404              --               --           1,277
  Unrealized appreciation on forward foreign currency
   contracts.................................................        142,928           5,778               --         600,693
  Receivable for capital stock sold..........................         63,536              --          370,514          57,700
  Due from broker-variation margin...........................             --              --          116,500              --
-------------------------------------------------------------------------------------------------------------------------------
   Total Assets..............................................  1,489,324,373     252,802,615    5,134,665,777   1,100,048,883
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.......................................          1,064          33,139           31,971              --
  Collateral for securities on loan..........................    119,954,013              --               --      66,655,675
  Payable for investments purchased..........................     16,666,694      37,836,339       10,221,035              --
  Payable to securities lending agent........................      2,540,363              --               --              --
  Management fee payable.....................................        928,796         351,310        1,937,140       1,627,749
  Due to broker-variation margin.............................        472,750          76,944               --              --
  Payable for capital stock repurchased......................        412,130          74,426        3,213,907       5,204,236
  Securities lending rebate payable..........................         13,171              --               --         304,878
  Withholding tax payable....................................          8,613             234               --         132,302
  Deferred directors' fees...................................          1,800           1,000            6,388           1,050
  Unrealized depreciation on forward foreign currency
   contracts.................................................             --             805               --          59,441
  Outstanding options written (c)............................             --          28,578           56,400              --
  Unrealized depreciation on interest rate swaps.............             --              --               --       1,648,534
  Distribution fee payable...................................             --              --              321              --
  Administration fee payable.................................             --              --              193              --
  Accrued expenses and other liabilities.....................        216,702          72,668          275,952         307,549
-------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities.........................................    141,216,096      38,475,443       15,743,307      75,941,414
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................... $1,348,108,277    $214,327,172   $5,118,922,470  $1,024,107,469
-------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value........................... $    1,152,480         212,683   $    2,337,163  $      602,153
  Paid-in-capital, in excess of par..........................  1,258,214,080     215,512,527    5,088,452,723   1,063,672,403
  Undistributed (Distributions in excess of) net investment
   income....................................................    106,846,779       2,593,408       10,391,703       6,979,905
  Accumulated net realized gain (loss) on investments........    (29,700,657)     (4,312,802)     127,404,127     (32,684,937)
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies....................................     11,595,595         321,356     (109,663,246)    (14,462,055)
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001.................................. $1,348,108,277    $214,327,172   $5,118,922,470  $1,024,107,469
-------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.................................................... $1,348,108,277    $214,327,172   $5,117,457,904  $1,024,107,469
  Class II...................................................             --              --        1,464,566              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (d)................................................    115,247,982      21,268,341      233,649,344      60,215,334
  Class II (e)...............................................             --              --           66,916              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.................................................... $        11.70    $      10.08   $        21.90  $        17.01
  Class II...................................................             --    $         --            21.89              --
-------------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments.......................... $1,447,692,199    $249,313,645   $5,234,509,493  $1,058,298,965
(b)  Identified cost of foreign currency..................... $           --    $         --   $           --  $   41,695,799
(c)  Premium received from options written................... $           --    $     34,963   $      230,527  $           --
(d)  Class I authorized shares...............................    340,000,000      70,000,000      590,000,000     140,000,000
(e)  Class II authorized shares..............................     10,000,000      10,000,000       10,000,000      10,000,000

                                                               High Yield
                                                                  Bond
                                                               Portfolio
-----------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a). $ 733,347,603
  Repurchase agreements (a)..................................            --
  Cash.......................................................           147
  Foreign currency, at value (b).............................            --
  Interest and dividends receivable..........................    16,007,051
  Receivable for investments sold............................     6,193,539
  Receivable for securities lending income...................            --
  Unrealized appreciation on forward foreign currency
   contracts.................................................            --
  Receivable for capital stock sold..........................        74,767
  Due from broker-variation margin...........................            --
-----------------------------------------------------------------------------
   Total Assets..............................................   755,623,107
-----------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.......................................            --
  Collateral for securities on loan..........................    86,144,848
  Payable for investments purchased..........................    15,014,046
  Payable to securities lending agent........................       640,758
  Management fee payable.....................................       598,813
  Due to broker-variation margin.............................            --
  Payable for capital stock repurchased......................       347,169
  Securities lending rebate payable..........................         8,289
  Withholding tax payable....................................            --
  Deferred directors' fees...................................         1,250
  Unrealized depreciation on forward foreign currency
   contracts.................................................            --
  Outstanding options written (c)............................            --
  Unrealized depreciation on interest rate swaps.............            --
  Distribution fee payable...................................            --
  Administration fee payable.................................            --
  Accrued expenses and other liabilities.....................       150,188
-----------------------------------------------------------------------------
   Total Liabilities.........................................   102,905,361
-----------------------------------------------------------------------------
NET ASSETS................................................... $ 652,717,746
-----------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value........................... $   1,086,144
  Paid-in-capital, in excess of par..........................   861,146,719
  Undistributed (Distributions in excess of) net investment
   income....................................................    96,407,913
  Accumulated net realized gain (loss) on investments........  (152,258,728)
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies....................................  (153,664,302)
-----------------------------------------------------------------------------
  Net assets, June 30, 2001.................................. $ 652,717,746
-----------------------------------------------------------------------------
Net assets consist of
  Class I.................................................... $ 652,717,746
  Class II...................................................            --
-----------------------------------------------------------------------------
Shares Outstanding
  Class I (d)................................................   108,614,407
  Class II (e)...............................................            --
-----------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.................................................... $        6.01
  Class II...................................................            --
-----------------------------------------------------------------------------
(a)  Identified cost of investments.......................... $ 887,011,905
(b)  Identified cost of foreign currency..................... $          --
(c)  Premium received from options written................... $          --
(d)  Class I authorized shares...............................   390,000,000
(e)  Class II authorized shares..............................    10,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                                                                    Small      SP Aggressive
                                                                     Money        Prudential    Capitalization Growth Asset
                                                                    Market         Jennison         Stock       Allocation
                                                                   Portfolio      Portfolio       Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).... $1,404,977,193 $2,419,104,249   $628,139,586   $ 3,817,044
  Repurchase agreements (a).....................................             --     60,479,000     23,569,000            --
  Cash..........................................................          2,717             --             --            --
  Receivable for investments sold...............................             --     14,886,485             --           120
  Receivable for capital stock sold.............................      7,676,367        971,916        492,134         9,998
  Interest and dividends receivable.............................      6,965,874      1,073,258        281,042            --
  Receivable for securities lending income......................             --          2,192        162,619            --
  Due from broker-variation margin..............................             --             --        322,850            --
  Due from manager..............................................             --             --             --            --
  Deferred expenses and other assets............................             --             --             --            --
-----------------------------------------------------------------------------------------------------------------------------
   Total Assets.................................................  1,419,622,151  2,496,517,100    652,967,231     3,827,162
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..........................................             --        755,383         25,542           120
  Payable for capital stock repurchased.........................      2,301,199      1,281,475         85,571           495
  Management fee payable........................................        465,006      3,029,193        397,049           304
  Deferred directors' fees......................................          1,191          4,201          2,538            --
  Payable for investments purchased.............................             --     34,316,438             --         9,504
  Collateral for securities on loan.............................             --        128,538     41,127,770            --
  Withholding tax payable.......................................             --         19,017             --            --
  Distribution fee payable......................................             --          8,120             --            --
  Administration fee payable....................................             --          4,872             --            --
  Securities lending rebate payable.............................             --            548        131,775            --
  Payable to securities lending agent...........................             --             --          7,711            --
  Accrued expenses and other liabilities........................        248,542        482,021         64,094            --
-----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities............................................      3,015,938     40,029,806     41,842,050        10,423
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS...................................................... $1,416,606,213 $2,456,487,294   $611,125,181   $ 3,816,739
-----------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.............................. $    1,416,606 $    1,240,456   $    392,875         4,617
  Paid-in-capital, in excess of par.............................  1,415,189,607  2,971,901,618    562,258,723     4,164,369
  Undistributed (Distributions in excess of) net investment
   income.......................................................             --        589,579      3,944,147         2,640
  Accumulated net realized gain (loss) on investments...........             --   (435,572,821)     3,196,799      (202,848)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................             --    (81,671,538)    41,332,637      (152,039)
-----------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001..................................... $1,416,606,213 $2,456,487,294   $611,125,181   $ 3,816,739
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I....................................................... $1,416,606,213 $2,425,741,338   $611,125,181   $ 3,816,739
  Class II......................................................             --     30,745,956             --            --
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (b)...................................................    141,660,621    122,484,007     39,287,517       461,686
  Class II (c)..................................................             --      1,561,555             --            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I....................................................... $        10.00 $        19.80   $      15.56   $      8.27
  Class II......................................................             --          19.69             --            --
-----------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments............................. $1,404,977,193 $2,561,254,787   $609,928,424   $ 3,969,083
(b)  Class I authorized shares..................................    340,000,000    240,000,000    140,000,000    80,000,000
(c)  Class II authorized shares.................................     10,000,000     20,000,000     10,000,000    20,000,000

                                                                 SP Alliance
                                                                 Technology
                                                                  Portfolio
------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).... $ 5,273,656
  Repurchase agreements (a).....................................     612,000
  Cash..........................................................       5,361
  Receivable for investments sold...............................      50,244
  Receivable for capital stock sold.............................       8,544
  Interest and dividends receivable.............................         608
  Receivable for securities lending income......................          --
  Due from broker-variation margin..............................          --
  Due from manager..............................................       2,974
  Deferred expenses and other assets............................       1,917
------------------------------------------------------------------------------
   Total Assets.................................................   5,955,304
------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..........................................          --
  Payable for capital stock repurchased.........................         365
  Management fee payable........................................          --
  Deferred directors' fees......................................       1,200
  Payable for investments purchased.............................      84,910
  Collateral for securities on loan.............................          --
  Withholding tax payable.......................................          39
  Distribution fee payable......................................          --
  Administration fee payable....................................          --
  Securities lending rebate payable.............................          --
  Payable to securities lending agent...........................          --
  Accrued expenses and other liabilities........................      21,994
------------------------------------------------------------------------------
   Total Liabilities............................................     108,508
------------------------------------------------------------------------------
NET ASSETS...................................................... $ 5,846,796
------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value..............................       8,980
  Paid-in-capital, in excess of par.............................   7,937,358
  Undistributed (Distributions in excess of) net investment
   income.......................................................     (13,643)
  Accumulated net realized gain (loss) on investments...........  (1,114,709)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................    (971,190)
------------------------------------------------------------------------------
  Net assets, June 30, 2001..................................... $ 5,846,796
------------------------------------------------------------------------------
Net assets consist of
  Class I....................................................... $ 5,846,796
  Class II......................................................          --
------------------------------------------------------------------------------
Shares Outstanding
  Class I (b)...................................................     897,965
  Class II (c)..................................................          --
------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I....................................................... $      6.51
  Class II......................................................          --
------------------------------------------------------------------------------
(a)  Identified cost of investments............................. $ 6,856,846
(b)  Class I authorized shares..................................  80,000,000
(c)  Class II authorized shares.................................  20,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                                    SP Balanced                   SP Growth     SP INVESCO
                                                                       Asset     SP Conservative    Asset      Small Company
                                                                    Allocation   Asset Allocation Allocation      Growth
                                                                     Portfolio      Portfolio     Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....... $19,203,527    $13,115,766    $17,969,194   $ 5,952,270
  Repurchase agreements (a)........................................          --             --             --     1,498,000
  Cash.............................................................          --             --             --         6,766
  Foreign currency, at value (b)...................................          --             --             --            --
  Receivable for capital stock sold................................      62,303        135,813         97,206        22,256
  Receivable for investments sold..................................         357            234            458        19,326
  Due from manager.................................................          --             --             --            --
  Interest and dividends receivable................................          --             --             --           797
  Deferred expenses and other assets...............................          --             --             --         1,732
  Unrealized appreciation on forward foreign currency contracts....          --             --             --            --
-----------------------------------------------------------------------------------------------------------------------------
   Total Assets....................................................  19,266,187     13,251,813     18,066,858     7,501,147
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................         357            234            458            --
  Payable for investments purchased................................      62,051        133,085         97,063       147,249
  Management fee payable...........................................       1,181            799          1,270         7,673
  Payable for capital stock repurchased............................         252          2,728            143           283
  Distribution fee payable.........................................          --             --             --            --
  Administration fee payable.......................................          --             --             --            --
  Deferred directors' fees.........................................          --             --             --         1,200
  Unrealized depreciation on forward foreign currency contracts....          --             --             --            --
  Accrued expenses and other liabilities...........................          --             --             --        26,586
-----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities...............................................      63,841        136,846         98,934       182,991
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS......................................................... $19,202,346    $13,114,967    $17,967,924   $ 7,318,156
-----------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.................................      20,500         13,286         20,477         9,740
  Paid-in-capital, in excess of par................................  19,495,351     13,146,287     18,690,500     8,665,686
  Undistributed (Distributions in excess of) net investment income.      47,747         43,294         34,331        (9,323)
  Accumulated net realized gain (loss) on investments..............    (239,039)       (72,842)      (507,627)   (1,315,959)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies..............................................    (122,213)       (15,058)      (269,757)      (31,988)
-----------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................ $19,202,346    $13,114,967    $17,967,924   $ 7,318,156
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................... $19,202,346    $13,114,967    $17,967,924   $ 7,318,156
  Class II.........................................................          --             --             --            --
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................   2,050,023      1,328,571      2,047,665       974,044
  Class II (d).....................................................          --             --             --            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................... $      9.37    $      9.87    $      8.77   $      7.51
  Class II.........................................................          --             --             --            --
-----------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments................................ $19,325,740    $13,130,824    $18,238,951   $ 7,482,258
(b)  Identified cost of foreign currency........................... $        --    $        --    $        --   $        --
(c)  Class I authorized shares.....................................  80,000,000     80,000,000     80,000,000    80,000,000
(d)  Class II authorized shares....................................  20,000,000     20,000,000     20,000,000    20,000,000

                                                                     SP Jennison
                                                                    International
                                                                       Growth
                                                                      Portfolio
----------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).......  $16,754,357
  Repurchase agreements (a)........................................    2,775,000
  Cash.............................................................    1,640,411
  Foreign currency, at value (b)...................................        2,515
  Receivable for capital stock sold................................       60,010
  Receivable for investments sold..................................      831,072
  Due from manager.................................................       13,240
  Interest and dividends receivable................................       11,485
  Deferred expenses and other assets...............................        3,312
  Unrealized appreciation on forward foreign currency contracts....          109
----------------------------------------------------------------------------------
   Total Assets....................................................   22,091,511
----------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................           --
  Payable for investments purchased................................      723,179
  Management fee payable...........................................           --
  Payable for capital stock repurchased............................      997,687
  Distribution fee payable.........................................        2,552
  Administration fee payable.......................................        1,531
  Deferred directors' fees.........................................          600
  Unrealized depreciation on forward foreign currency contracts....           72
  Accrued expenses and other liabilities...........................       28,037
----------------------------------------------------------------------------------
   Total Liabilities...............................................    1,753,658
----------------------------------------------------------------------------------
NET ASSETS.........................................................  $20,337,853
----------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.................................       32,250
  Paid-in-capital, in excess of par................................   25,199,011
  Undistributed (Distributions in excess of) net investment income.       36,823
  Accumulated net realized gain (loss) on investments..............   (2,827,821)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies..............................................   (2,102,410)
----------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................  $20,337,853
----------------------------------------------------------------------------------
Net assets consist of
  Class I..........................................................  $10,935,283
  Class II.........................................................    9,402,570
----------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................    1,731,807
  Class II (d).....................................................    1,493,241
----------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I..........................................................  $      6.31
  Class II.........................................................         6.30
----------------------------------------------------------------------------------
(a)  Identified cost of investments................................  $18,856,828
(b)  Identified cost of foreign currency...........................  $     2,557
(c)  Class I authorized shares.....................................   80,000,000
(d)  Class II authorized shares....................................   20,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                             SP Large Cap SP MFS Capital     SP MFS       SP PIMCO
                                                                Value     Opportunities  Mid-Cap Growth Total Return
                                                              Portfolio     Portfolio      Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at
   value (a)................................................ $ 9,584,071   $ 5,464,963    $ 9,410,820   $43,135,525
  Repurchase agreements (a).................................     701,000     1,119,000        516,000    15,033,000
  Cash......................................................       7,713         7,644          5,731         2,381
  Foreign currency, at value (b)............................          --            --             --        16,124
  Receivable for capital stock sold.........................      52,679         9,729         42,889       287,914
  Due from broker-variation margin..........................      11,125            --             --            --
  Interest and dividends receivable.........................       7,999         3,601            211       325,967
  Due from manager..........................................       7,294        17,317          4,461            --
  Deferred expenses and other assets........................       1,242         1,340          1,760         9,299
  Receivable for investments sold...........................          --        84,506        193,993     2,055,503
---------------------------------------------------------------------------------------------------------------------
   Total Assets.............................................  10,373,123     6,708,100     10,175,865    60,865,713
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased.........................       2,812       151,881         20,730    14,939,905
  Deferred directors' fees..................................         650         1,200          1,200           600
  Payable for capital stock repurchased.....................          11           445            221            22
  Withholding tax payable...................................          --            26             --            --
  Investments sold short, at value (d)......................          --            --             --     2,043,760
  Unrealized depreciation on interest rate swaps............          --            --             --       119,276
  Outstanding options written (c)...........................          --            --             --        60,510
  Due to broker-variation margin............................          --            --             --        48,894
  Management fee payable....................................          --            --             --        29,629
  Accrued expenses and other liabilities....................      23,665        27,912         26,225        19,685
---------------------------------------------------------------------------------------------------------------------
   Total Liabilities........................................      27,138       181,464         48,376    17,262,281
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................. $10,345,985   $ 6,526,636    $10,127,489   $43,603,432
---------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value..........................      10,314         8,114         11,355        41,233
  Paid-in-capital, in excess of par.........................  10,371,914     7,458,316     10,814,628    43,166,252
  Undistributed (Distributions in excess of) net investment
   income...................................................      24,441         1,891         (6,390)      352,861
  Accumulated net realized gain (loss) on investments.......    (109,136)     (326,856)        (3,403)      173,835
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies...................................      48,452      (614,829)      (688,701)     (130,749)
---------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001................................. $10,345,985   $ 6,526,636    $10,127,489   $43,603,432
---------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I................................................... $10,345,985   $ 6,526,636    $10,127,489   $43,603,432
---------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (e)...............................................   1,031,431       811,396      1,135,535     4,123,273
---------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I................................................... $     10.03   $      8.04    $      8.92   $     10.57
---------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments......................... $10,241,082   $ 7,198,792    $10,615,521   $58,161,313
(b)  Identified cost of foreign currency.................... $        --   $        --    $        --   $    16,262
(c)  Premium received from options written.................. $        --   $        --    $        --   $    83,382
(d)  Proceeds received from short sales..................... $        --   $        --    $        --   $ 2,044,119
(e)  Class I authorized shares..............................  80,000,000    80,000,000     80,000,000    80,000,000

                                                              SP Prudential
                                                              U.S. Emerging
                                                             Growth Portfolio
------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at
   value (a)................................................   $13,528,013
  Repurchase agreements (a).................................     1,149,000
  Cash......................................................         4,840
  Foreign currency, at value (b)............................            --
  Receivable for capital stock sold.........................        60,462
  Due from broker-variation margin..........................            --
  Interest and dividends receivable.........................         3,216
  Due from manager..........................................        27,261
  Deferred expenses and other assets........................         1,940
  Receivable for investments sold...........................       293,488
------------------------------------------------------------------------------
   Total Assets.............................................    15,068,220
------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased.........................       447,136
  Deferred directors' fees..................................         1,500
  Payable for capital stock repurchased.....................        34,601
  Withholding tax payable...................................            --
  Investments sold short, at value (d)......................            --
  Unrealized depreciation on interest rate swaps............            --
  Outstanding options written (c)...........................            --
  Due to broker-variation margin............................            --
  Management fee payable....................................            --
  Accrued expenses and other liabilities....................        25,517
------------------------------------------------------------------------------
   Total Liabilities........................................       508,754
------------------------------------------------------------------------------
NET ASSETS..................................................   $14,559,466
------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value..........................        18,175
  Paid-in-capital, in excess of par.........................    15,129,617
  Undistributed (Distributions in excess of) net investment
   income...................................................        (8,535)
  Accumulated net realized gain (loss) on investments.......    (1,368,694)
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies...................................       788,903
------------------------------------------------------------------------------
  Net assets, June 30, 2001.................................   $14,559,466
------------------------------------------------------------------------------
Net assets consist of
  Class I...................................................   $14,559,466
------------------------------------------------------------------------------
Shares Outstanding
  Class I (e)...............................................     1,817,506
------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I...................................................   $      8.01
------------------------------------------------------------------------------
(a)  Identified cost of investments.........................   $13,888,110
(b)  Identified cost of foreign currency....................   $        --
(c)  Premium received from options written..................   $        --
(d)  Proceeds received from short sales.....................   $        --
(e)  Class I authorized shares..............................    80,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                              SP Small/Mid   SP Strategic
                                                               Cap Value   Partners Focused  Stock Index       Value
                                                               Portfolio   Growth Portfolio   Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a). $17,415,582    $ 8,307,549    $4,152,617,861 $1,862,876,503
  Repurchase agreements (a)..................................   4,180,000        671,000                --     65,952,000
  Cash.......................................................       5,787          7,564                --      2,157,505
  Foreign currency, at value (b).............................          --             --                --            167
  Receivable for investments sold............................   1,598,922        153,804           860,508     14,874,239
  Receivable for capital stock sold..........................      91,990          3,101           436,015      4,153,406
  Due from broker-variation margin...........................      26,169             --           254,975             --
  Interest and dividends receivable..........................      16,197          3,741         2,782,501      2,790,088
  Deferred expenses and other assets.........................       1,876          1,915                --          1,326
  Due from manager...........................................          --         11,345                --        233,919
  Receivable for securities lending income...................          --             --         1,543,168             --
--------------------------------------------------------------------------------------------------------------------------
   Total Assets..............................................  23,336,523      9,160,019     4,158,495,028  1,953,039,153
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.......................................          --             --            53,695             --
  Payable for investments purchased..........................   4,418,432        249,238           799,776      5,480,449
  Payable for capital stock repurchased......................      42,266          2,891         2,079,722        763,609
  Management fee payable.....................................       7,292             --         2,237,656             --
  Deferred directors' fees...................................       1,225          1,250             5,338          3,675
  Withholding tax payable....................................         211             71                --         26,010
  Collateral for securities on loan..........................          --             --       436,067,790             --
  Securities lending rebate payable..........................          --             --         1,403,973             --
  Payable to securities lending agent........................          --             --            34,800             --
  Distribution fee payable...................................          --            102                --             --
  Administration fee payable.................................          --             61                --             --
  Accrued expenses and other liabilities.....................      23,176         24,588           737,829        254,967
--------------------------------------------------------------------------------------------------------------------------
   Total Liabilities.........................................   4,492,602        278,201       443,420,579      6,528,710
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................... $18,843,921    $ 8,881,818    $3,715,074,449 $1,946,510,443
--------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value...........................      16,230         12,108    $    1,036,921 $      996,151
  Paid-in-capital, in excess of par..........................  17,572,728     10,726,717     2,313,033,616  1,704,105,210
  Undistributed (Distributions in excess of) net investment
   income....................................................      43,513         (4,199)        8,959,073      6,470,654
  Accumulated net realized gain (loss) on investments........     318,205     (1,355,829)      140,835,367    152,980,308
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies....................................     893,245       (496,979)    1,251,209,472     81,958,120
--------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001.................................. $18,843,921    $ 8,881,818    $3,715,074,449 $1,946,510,443
--------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.................................................... $18,843,921    $ 8,491,771    $3,715,074,449 $1,946,500,779
  Class II...................................................          --        390,047                --          9,664
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)................................................   1,622,976      1,157,524       103,692,087     99,614,565
  Class II (d)...............................................          --         53,291                --            495
--------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.................................................... $     11.61    $      7.34    $        35.83 $        19.54
  Class II...................................................          --           7.32                --          19.53
--------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments.......................... $20,734,900    $ 9,475,528    $2,899,678,470 $1,846,870,935
(b)  Identified cost of foreign currency..................... $        --    $        --    $           -- $          170
(c)  Class I authorized shares...............................  80,000,000     80,000,000       340,000,000    340,000,000
(d)  Class II authorized shares..............................  20,000,000     20,000,000        10,000,000     10,000,000

                                                              20/20 Focus
                                                               Portfolio
----------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a). $ 88,247,247
  Repurchase agreements (a)..................................    7,067,000
  Cash.......................................................           --
  Foreign currency, at value (b).............................           --
  Receivable for investments sold............................    1,795,677
  Receivable for capital stock sold..........................       20,813
  Due from broker-variation margin...........................           --
  Interest and dividends receivable..........................       92,360
  Deferred expenses and other assets.........................           --
  Due from manager...........................................           --
  Receivable for securities lending income...................           --
----------------------------------------------------------------------------
   Total Assets..............................................   97,223,097
----------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.......................................       25,815
  Payable for investments purchased..........................    1,973,637
  Payable for capital stock repurchased......................       64,917
  Management fee payable.....................................       60,153
  Deferred directors' fees...................................        1,788
  Withholding tax payable....................................            9
  Collateral for securities on loan..........................           --
  Securities lending rebate payable..........................           --
  Payable to securities lending agent........................           --
  Distribution fee payable...................................          231
  Administration fee payable.................................          139
  Accrued expenses and other liabilities.....................       86,377
----------------------------------------------------------------------------
   Total Liabilities.........................................    2,213,066
----------------------------------------------------------------------------
NET ASSETS................................................... $ 95,010,031
----------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value...........................       85,912
  Paid-in-capital, in excess of par..........................   92,611,006
  Undistributed (Distributions in excess of) net investment
   income....................................................       (6,054)
  Accumulated net realized gain (loss) on investments........   (2,485,667)
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies....................................    4,804,834
----------------------------------------------------------------------------
  Net assets, June 30, 2001.................................. $ 95,010,031
----------------------------------------------------------------------------
Net assets consist of
  Class I.................................................... $ 93,854,262
  Class II...................................................    1,155,769
----------------------------------------------------------------------------
Shares Outstanding
  Class I (c)................................................    8,486,535
  Class II (d)...............................................      104,690
----------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.................................................... $      11.06
  Class II...................................................        11.04
----------------------------------------------------------------------------
(a)  Identified cost of investments.......................... $ 90,509,413
(b)  Identified cost of foreign currency..................... $         --
(c)  Class I authorized shares...............................  140,000,000
(d)  Class II authorized shares..............................   10,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                            Diversified    Diversified
                                                               Bond        Conservative      Equity         Global
                                                             Portfolio   Growth Portfolio   Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $   209,091    $   484,083    $  30,756,773  $   6,354,119
  Interest.................................................  46,020,160      5,292,229        5,140,168      2,454,527
  Income from securities loaned, net.......................     520,075             --               --        435,852
------------------------------------------------------------------------------------------------------------------------
                                                             46,749,326      5,776,312       35,896,941      9,244,498
------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................   2,624,499        782,611       11,981,292      4,089,292
  Distribution fee -- Class II.............................          --             --            2,098             --
  Administration fee -- Class II...........................          --             --            1,259             --
  Shareholders' reports....................................     142,800         22,800          625,000        131,400
  Accounting fees..........................................      52,600        121,500           42,000         56,000
  Custodian's fees and expenses............................      24,800         31,500           99,000        247,900
  Audit fee................................................      13,400          5,000           59,000         12,400
  Commitment fee on syndicated credit agreement............       7,900          1,200           35,000          8,400
  Transfer agent's fees and expenses.......................       3,500            600            4,000          3,800
  Directors' fees and expenses.............................       2,500          2,000            4,000          2,300
  Legal fees and expenses..................................       2,400            400           10,000          2,200
  Amortization of offering costs...........................          --            798               --             --
  Miscellaneous............................................       6,311         12,297           29,523          7,508
------------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................   2,880,710        980,706       12,892,172      4,561,200
  Less: custodian fee credit...............................     (20,350)        (9,867)         (23,681)       (23,617)
------------------------------------------------------------------------------------------------------------------------
   Net expenses............................................   2,860,360        970,839       12,868,491      4,537,583
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................  43,888,966      4,805,473       23,028,450      4,706,915
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................  10,656,547     (3,094,796)     152,645,613    (22,265,929)
   Options written.........................................          --         71,703       (1,409,674)            --
   Futures.................................................   1,592,653       (144,128)      (2,573,492)            --
   Foreign currencies......................................   1,780,865       (193,048)            (272)      (676,315)
------------------------------------------------------------------------------------------------------------------------
                                                             14,030,065     (3,360,269)     148,662,175    (22,942,244)
------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................  11,218,364     (1,777,440)    (486,223,821)   (78,121,340)
   Options written.........................................          --         19,245          174,127             --
   Futures.................................................  (1,296,667)       (52,691)        (219,300)            --
   Foreign currencies......................................     142,928        798,298           (1,686)    (2,459,415)
   Short sales.............................................          --         47,345               --             --
------------------------------------------------------------------------------------------------------------------------
                                                             10,064,625       (965,243)    (486,270,680)   (80,580,755)
------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................  24,094,690     (4,325,512)    (337,608,505)  (103,522,999)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.................................. $67,983,656    $   479,961    $(314,580,055) $ (98,816,084)
------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of...................          --    $     7,302    $   1,354,853  $     617,775

                                                             High Yield
                                                                Bond
                                                             Portfolio
--------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $  1,894,546
  Interest.................................................   39,054,826
  Income from securities loaned, net.......................      141,473
--------------------------------------------------------------------------
                                                              41,090,845
--------------------------------------------------------------------------
EXPENSES
  Management fee...........................................    1,874,236
  Distribution fee -- Class II.............................           --
  Administration fee -- Class II...........................           --
  Shareholders' reports....................................       75,000
  Accounting fees..........................................       65,000
  Custodian's fees and expenses............................       17,000
  Audit fee................................................        7,000
  Commitment fee on syndicated credit agreement............        4,000
  Transfer agent's fees and expenses.......................        4,000
  Directors' fees and expenses.............................        2,000
  Legal fees and expenses..................................        4,000
  Amortization of offering costs...........................           --
  Miscellaneous............................................        4,028
--------------------------------------------------------------------------
   Total expenses..........................................    2,056,264
  Less: custodian fee credit...............................      (14,015)
--------------------------------------------------------------------------
   Net expenses............................................    2,042,249
--------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................   39,048,596
--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................  (30,194,940)
   Options written.........................................           --
   Futures.................................................           --
   Foreign currencies......................................           --
--------------------------------------------------------------------------
                                                             (30,194,940)
--------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (3,764,906)
   Options written.........................................           --
   Futures.................................................           --
   Foreign currencies......................................           --
   Short sales.............................................           --
--------------------------------------------------------------------------
                                                              (3,764,906)
--------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................  (33,959,846)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.................................. $  5,088,750
--------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of...................           --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                                                                        SP Aggressive
                                                               Money      Prudential         Small      Growth Asset  SP Alliance
                                                              Market       Jennison     Capitalization   Allocation   Technology
                                                             Portfolio    Portfolio     Stock Portfolio   Portfolio    Portfolio
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................          --  $   8,774,448    $ 2,023,766     $   3,368    $   2,558
  Interest................................................. $35,680,009      1,693,954        898,316            --       22,195
  Income from securities loaned, net.......................          --         42,033        142,284            --           --
----------------------------------------------------------------------------------------------------------------------------------
                                                             35,680,009     10,510,435      3,064,366         3,368       24,753
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................   2,652,536      7,895,764      1,136,944           719       34,467
  Distribution fee -- Class II.............................          --         27,404             --            --           --
  Administration fee -- Class II...........................          --         16,442             --            --           --
  Shareholders' reports....................................     136,000        322,300         62,000            --          600
  Accounting fees..........................................      26,000         41,200         61,000            --       41,000
  Custodian's fees and expenses............................      19,000         59,500         17,400            --          100
  Audit fee................................................      13,000         30,200          5,500            --        5,000
  Transfer agent's fees and expenses.......................       4,000          5,200          2,800            --          600
  Directors' fees and expenses.............................       2,000          3,000          2,100            --        1,900
  Legal fees and expenses..................................       2,000          5,500          1,200            --          100
  Commitment fee on syndicated credit agreement............          --         21,300          3,500            --           --
  Amortization of offering costs...........................          --             --             --            --        3,841
  Miscellaneous............................................       7,381         16,879         24,602            --          124
----------------------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................   2,861,917      8,444,689      1,317,046           719       87,732
  Less: custodian fee credit...............................     (12,843)       (39,477)        (9,123)           --         (579)
     expense subsidy.......................................          --             --             --            --      (48,769)
----------------------------------------------------------------------------------------------------------------------------------
   Net expenses............................................   2,849,074      8,405,212      1,307,923           719       38,384
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................  32,830,935      2,105,223      1,756,443         2,649      (13,631)
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................     205,373   (414,923,659)     5,992,028      (202,848)    (776,556)
   Futures.................................................          --             --       (190,694)           --           --
----------------------------------------------------------------------------------------------------------------------------------
                                                                205,373   (414,923,659)     5,801,334      (202,848)    (776,556)
----------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................          --     36,509,319     25,869,600       (96,832)    (193,000)
   Futures.................................................          --             --     (1,388,375)           --           --
----------------------------------------------------------------------------------------------------------------------------------
                                                                     --     36,509,319     24,481,225       (96,832)          --
----------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................     205,373   (378,414,340)    30,282,559      (299,680)    (969,556)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.................................. $33,036,308  $(376,309,117)   $32,039,002     $(297,031)   $(983,187)
----------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of...................          --  $     120,891    $     1,056            --    $     269

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001



                                                            SP Balanced SP Conservative SP Growth   SP INVESCO    SP Jennison
                                                               Asset         Asset        Asset    Small Company International
                                                            Allocation    Allocation    Allocation    Growth        Growth
                                                             Portfolio     Portfolio    Portfolio    Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................  $  49,953     $ 45,491     $  36,893    $   3,082    $    80,845
  Interest.................................................         --           --            --       21,813         79,094
-------------------------------------------------------------------------------------------------------------------------------
                                                                49,953       45,491        36,893       24,895        159,939
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................      2,196        1,417         2,562       28,383         67,859
  Distribution fee -- Class II.............................         --           --            --           --          8,839
  Administration fee -- Class II...........................         --           --            --           --          5,304
  Accounting fees..........................................         --           --            --       43,400         55,000
  Directors' fees and expenses.............................         --           --            --        5,800          3,300
  Audit fee................................................         --           --            --        5,000          5,900
  Amortization of offering costs...........................         --           --            --        3,475          6,590
  Transfer agent's fees and expenses.......................         --           --            --          800          1,000
  Shareholders' reports....................................         --           --            --          600          1,100
  Custodian's fees and expenses............................         --           --            --          100         32,200
  Legal fees and expenses..................................         --           --            --          100            100
  Miscellaneous............................................         --           --            --           13             81
-------------------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................      2,196        1,417         2,562       87,671        187,273
  Less: custodian fee credit...............................         --           --            --         (142)       (15,778)
     expense subsidy.......................................         --           --            --      (53,311)       (74,136)
-------------------------------------------------------------------------------------------------------------------------------
   Net expenses............................................      2,196        1,417         2,562       34,218         97,359
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................     47,757       44,074        34,331       (9,323)        62,580
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................   (239,049)     (73,622)     (471,611)    (823,666)    (2,689,379)
   Foreign currencies......................................         --           --            --           --         (3,137)
-------------------------------------------------------------------------------------------------------------------------------
                                                              (239,049)     (73,622)     (471,611)    (823,666)    (2,692,516)
-------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (106,720)      (9,532)     (229,483)     340,429     (1,318,283)
   Foreign currencies......................................         --           --            --           --            327
-------------------------------------------------------------------------------------------------------------------------------
                                                              (106,720)      (9,532)     (229,483)     340,429     (1,317,956)
-------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................   (345,769)     (83,154)     (701,094)    (483,237)    (4,010,472)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS..................................  $(298,012)    $(39,080)    $(666,763)   $(492,560)   $(3,947,892)
-------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of...................         --           --            --    $      17    $     7,460

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                            SP Large Cap SP MFS Capital     SP MFS       SP PIMCO
                                                               Value     Opportunities  Mid-Cap Growth Total Return
                                                             Portfolio     Portfolio      Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................  $  41,835     $  15,541      $   3,131            --
  Interest.................................................     28,043        12,775         30,943     $ 638,212
--------------------------------------------------------------------------------------------------------------------
                                                                69,878        28,316         34,074       638,212
--------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................     24,403        19,439         29,436        66,772
  Accounting fees..........................................     44,100        44,100         41,100        49,400
  Directors' fees and expenses.............................      5,800         5,800          5,800         3,300
  Audit fee................................................      5,000         4,900          4,900         5,000
  Amortization of offering costs...........................      2,486         2,686          3,516         6,656
  Transfer agent's fees and expenses.......................        600           700            700           900
  Shareholders' reports....................................        400           500            600         1,200
  Custodian's fees and expenses............................        100         6,200            100           100
  Legal fees and expenses..................................        100           100            100           100
  Miscellaneous............................................         60             5             84            32
--------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................     83,049        84,430         86,336       133,460
  Less: custodian fee credit...............................        (69)          (42)        (1,304)       (8,951)
     expense subsidy.......................................    (55,591)      (58,508)       (49,537)      (48,879)
--------------------------------------------------------------------------------------------------------------------
   Net expenses............................................     27,389        25,880         35,495        75,630
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................     42,489         2,436         (1,421)      562,582
--------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................     31,472      (309,768)        (3,403)      114,655
   Options written.........................................         --            --             --        14,097
   Futures.................................................    (83,364)           --             --       (18,034)
   Foreign currencies......................................         --         7,547             --        62,090
--------------------------------------------------------------------------------------------------------------------
                                                               (51,892)     (302,221)        (3,403)      172,808
--------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (154,891)     (385,519)      (456,030)     (364,622)
   Options written.........................................         --            --             --        23,898
   Futures.................................................     (5,185)           --             --       (51,199)
   Foreign currencies......................................         --            21             --        81,117
--------------------------------------------------------------------------------------------------------------------
                                                              (160,076)     (385,498)      (456,030)     (310,806)
--------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................   (211,968)     (687,719)      (459,433)     (137,998)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS..................................  $(169,479)    $(685,283)     $(460,854)    $ 424,584
--------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of...................  $     129     $     240             --            --

                                                             SP Prudential
                                                             U.S. Emerging
                                                            Growth Portfolio
-----------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................    $    9,779
  Interest.................................................        24,132
-----------------------------------------------------------------------------
                                                                   33,911
-----------------------------------------------------------------------------
EXPENSES
  Management fee...........................................        28,358
  Accounting fees..........................................        42,000
  Directors' fees and expenses.............................         5,800
  Audit fee................................................         5,000
  Amortization of offering costs...........................         3,864
  Transfer agent's fees and expenses.......................         1,100
  Shareholders' reports....................................           700
  Custodian's fees and expenses............................           100
  Legal fees and expenses..................................           100
  Miscellaneous............................................            67
-----------------------------------------------------------------------------
   Total expenses..........................................        87,089
  Less: custodian fee credit...............................           (91)
     expense subsidy.......................................       (44,552)
-----------------------------------------------------------------------------
   Net expenses............................................        42,446
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................        (8,535)
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................      (996,761)
   Options written.........................................            --
   Futures.................................................            --
   Foreign currencies......................................            --
-----------------------------------------------------------------------------
                                                                 (996,761)
-----------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................     1,081,489
   Options written.........................................            --
   Futures.................................................            --
   Foreign currencies......................................            --
-----------------------------------------------------------------------------
                                                                1,081,489
-----------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................        84,728
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS..................................    $   76,193
-----------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of...................    $      102

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                            SP Small/Mid   SP Strategic
                                                             Cap Value   Partners Focused  Stock Index       Value
                                                             Portfolio   Growth Portfolio   Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................   $ 86,634     $    19,614    $  23,192,125  $   16,771,969
  Interest.................................................     33,661          15,099        1,485,279         708,987
  Income from securities loaned, net.......................         --              --          789,933          29,256
-------------------------------------------------------------------------------------------------------------------------
                                                               120,295          34,713       25,467,337      17,510,212
-------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................     47,897          32,922        6,759,767       3,901,611
  Distribution fee -- Class II.............................         --             145               --              --
  Administration fee -- Class II...........................         --              87               --              --
  Accounting fees..........................................     47,000          47,200           57,000          42,200
  Directors' fees and expenses.............................      5,900           5,900            3,600           2,600
  Audit fee................................................      5,000           5,000           43,600          20,300
  Amortization of offering costs...........................      3,738           3,837               --              --
  Transfer agent's fees and expenses.......................      1,000             800            4,000           3,500
  Shareholders' reports....................................        600             600          467,600         218,200
  Custodian's fees and expenses............................        100             100           81,800          37,200
  Legal fees and expenses..................................        100             100            7,900           3,500
  Commitment fee on syndicated credit agreement............         --              --           28,300          11,400
  Miscellaneous............................................         84              93           24,002           9,459
-------------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................    111,419          96,784        7,477,569       4,249,970
  Less: custodian fee credit...............................       (207)           (105)         (12,313)        (18,585)
     expense subsidy.......................................    (55,535)        (59,645)              --              --
-------------------------------------------------------------------------------------------------------------------------
   Net expenses............................................     55,677          37,034        7,465,256       4,231,385
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................     64,618          (2,321)      18,002,081      13,278,827
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................    451,545      (1,071,209)     144,713,790     156,560,359
   Futures.................................................    (77,765)             --       (5,675,522)             --
   Foreign currencies......................................         (6)             --               --              --
-------------------------------------------------------------------------------------------------------------------------
                                                               373,774      (1,071,209)     139,038,268     156,560,359
-------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................    299,749         428,428     (445,530,656)   (153,388,543)
   Futures.................................................     32,558              --          568,331              --
   Foreign currencies......................................          6              --               --             553
-------------------------------------------------------------------------------------------------------------------------
                                                               332,313         428,428     (444,962,325)   (153,387,990)
-------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES.................................................    706,087        (642,781)    (305,924,057)      3,172,369
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS............................................   $770,705     $  (645,102)   $(287,921,976) $   16,451,196
-------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of...................   $    623     $       541    $      99,446  $       26,004

                                                            20/20 Focus
                                                             Portfolio
------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $  521,045
  Interest.................................................    159,210
  Income from securities loaned, net.......................         --
------------------------------------------------------------------------
                                                               680,255
------------------------------------------------------------------------
EXPENSES
  Management fee...........................................    360,249
  Distribution fee -- Class II.............................      1,102
  Administration fee -- Class II...........................        662
  Accounting fees..........................................     48,100
  Directors' fees and expenses.............................      1,900
  Audit fee................................................      5,000
  Amortization of offering costs...........................         --
  Transfer agent's fees and expenses.......................        900
  Shareholders' reports....................................     10,900
  Custodian's fees and expenses............................      2,500
  Legal fees and expenses..................................        200
  Commitment fee on syndicated credit agreement............        600
  Miscellaneous............................................        357
------------------------------------------------------------------------
   Total expenses..........................................    432,470
  Less: custodian fee credit...............................       (540)
     expense subsidy.......................................         --
------------------------------------------------------------------------
   Net expenses............................................    431,930
------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................    248,325
------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................   (799,301)
   Futures.................................................         --
   Foreign currencies......................................         --
------------------------------------------------------------------------
                                                              (799,301)
------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................  2,866,662
   Futures.................................................         --
   Foreign currencies......................................         --
------------------------------------------------------------------------
                                                             2,866,662
------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES.................................................  2,067,361
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS............................................ $2,315,686
------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of................... $    2,962

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                         Diversified             Diversified Conservative
                                                       Bond Portfolio                Growth Portfolio
                                               ------------------------------  --------------------------------
                                                 Six Months      Year Ended      Six Months      Year Ended
                                               Ended June 30,   December 31,   Ended June 30,   December 31,
                                                    2001            2000            2001            2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)................ $   43,888,966  $   83,740,329   $  4,805,473    $  7,948,462
  Net realized gain (loss) on investments
   and foreign currencies.....................     14,030,065     (15,378,276)    (3,360,269)      1,691,211
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currencies.........................     10,064,625      45,833,710       (965,243)     (3,417,754)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...................................     67,983,656     114,195,763        479,961       6,221,919
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I....................................    (20,937,235)    (76,149,984)    (2,283,829)     (7,948,462)
   Class II...................................             --              --             --              --
-----------------------------------------------------------------------------------------------------------------
                                                  (20,937,235)    (76,149,984)    (2,283,829)     (7,948,462)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I....................................             --              --             --        (286,178)
   Class II...................................             --              --             --              --
-----------------------------------------------------------------------------------------------------------------
                                                           --              --             --        (286,178)
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized
   capital gains
   Class I....................................             --        (154,720)            --      (1,691,211)
   Class II...................................             --              --             --              --
-----------------------------------------------------------------------------------------------------------------
                                                           --        (154,720)            --      (1,691,211)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net realized
   capital gains
   Class I....................................             --              --             --        (506,611)
   Class II...................................             --              --             --              --
-----------------------------------------------------------------------------------------------------------------
                                                           --              --             --        (506,611)
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..............................    (20,937,235)    (76,304,704)    (2,283,829)    (10,432,462)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..........................    103,288,197      65,312,487     16,975,906      87,581,584
  Capital stock issued in reinvestment of
   dividends and distributions................     20,937,235      76,304,704      2,283,829      10,432,462
  Capital stock repurchased...................    (92,925,255)   (163,578,521)    (7,920,101)     (4,810,018)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...........................     31,300,177     (21,961,330)    11,339,634      93,204,028
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS....................................     78,346,598      15,929,729      9,535,766      88,993,485
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.........................  1,269,761,679   1,253,831,950    204,791,406     115,797,921
-----------------------------------------------------------------------------------------------------------------
  End of period (b)........................... $1,348,108,277  $1,269,761,679   $214,327,172    $204,791,406
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.................................      8,889,528       5,885,765     1,667,193        8,427,722
  Shares issued in reinvestment of
   dividends and distributions................      1,820,629       6,870,772       227,927        1,022,021
  Shares repurchased..........................     (7,984,194)    (14,789,510)     (778,809)        (461,958)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING..........................      2,725,963      (2,032,973)     1,116,311       8,987,785
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of................................ $  106,846,779  $   83,895,048   $  2,593,408    $     71,764

                                                            Equity
                                                          Portfolio
                                               -------------------------------
                                                 Six Months      Year Ended
                                               Ended June 30,   December 31,
                                                    2001            2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)................ $   23,028,450  $    99,359,386
  Net realized gain (loss) on investments
   and foreign currencies.....................    148,662,175    1,032,651,133
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currencies.........................   (486,270,680)    (973,279,457)
--------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...................................   (314,580,055)     158,731,062
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I....................................    (12,633,467)    (102,292,545)
   Class II...................................         (3,280)         (10,455)
--------------------------------------------------------------------------------
                                                  (12,636,747)    (102,303,000)
--------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I....................................             --       (2,366,581)
   Class II...................................             --             (242)
--------------------------------------------------------------------------------
                                                           --       (2,366,823)
--------------------------------------------------------------------------------
  Distributions from net realized
   capital gains
   Class I....................................   (265,305,843)    (922,859,030)
   Class II...................................       (118,898)        (233,451)
--------------------------------------------------------------------------------
                                                 (265,424,741)    (923,092,481)
--------------------------------------------------------------------------------
  Distributions in excess of net realized
   capital gains
   Class I....................................             --               --
   Class II...................................             --               --
--------------------------------------------------------------------------------
                                                           --               --
--------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..............................   (278,061,488)  (1,027,762,304)
--------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..........................     64,272,271      164,590,658
  Capital stock issued in reinvestment of
   dividends and distributions................    278,061,488    1,027,762,304
  Capital stock repurchased...................   (285,278,153)    (904,109,555)
--------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...........................     57,055,606      288,243,407
--------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS....................................   (535,585,937)    (580,787,835)
--------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.........................  5,654,508,407    6,235,296,242
--------------------------------------------------------------------------------
  End of period (b)........................... $5,118,922,470  $ 5,654,508,407
--------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.................................      2,768,057        6,012,832
  Shares issued in reinvestment of
   dividends and distributions................     12,480,318       41,958,871
  Shares repurchased..........................    (12,316,699)     (32,920,434)
--------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING..........................      2,931,676       15,051,269
--------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of................................ $   10,391,703               --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)



                                                               Global                       High Yield
                                                              Portfolio                   Bond Portfolio
                                                   ------------------------------  ----------------------------
                                                     Six Months      Year Ended      Six Months    Year Ended
                                                   Ended June 30,   December 31,   Ended June 30, December 31,
                                                        2001            2000            2001          2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................... $    4,706,915  $    3,411,553   $ 39,048,596  $  76,791,144
  Net realized gain (loss) on investments and
   foreign currencies.............................    (22,942,244)    226,573,409    (30,194,940)   (70,969,775)
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................    (80,580,755)   (486,613,702)    (3,764,906)   (65,147,896)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................................    (98,816,084)   (256,628,740)     5,088,750    (59,326,527)
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................       (852,492)     (3,379,900)   (19,119,772)   (84,257,680)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I........................................             --      (6,475,476)            --             --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................   (228,950,076)    (89,602,571)            --             --
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................   (229,802,568)    (99,457,947)   (19,119,772)   (84,257,680)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................    261,150,481     547,420,822     39,855,090     39,671,743
  Capital stock issued in reinvestment of
   dividends and distributions....................    229,802,568      99,457,947     19,119,772     84,257,680
  Capital stock repurchased.......................   (320,360,130)   (406,972,968)   (53,561,842)  (121,210,015)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................    170,592,919     239,905,801      5,413,020      2,719,408
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS............................................   (158,025,733)   (116,180,886)    (8,618,002)  (140,864,799)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.............................  1,182,133,202   1,298,314,088    661,335,748    802,200,547
-----------------------------------------------------------------------------------------------------------------
  End of period (b)............................... $1,024,107,469  $1,182,133,202   $652,717,746  $ 661,335,748
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................     12,781,935      19,006,291      6,197,041      5,447,843
  Shares issued in reinvestment of dividends
   and distributions..............................     12,866,885       3,698,020      3,129,259     12,556,893
  Shares repurchased..............................    (15,495,013)    (14,555,873)   (8,427,345 )   (17,000,004)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING..............................     10,153,807       8,148,438        898,955      1,004,732
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................... $    6,979,905  $    3,125,482   $ 96,407,913  $  76,479,089

                                                                Money
                                                           Market Portfolio
                                                   -------------------------------
                                                     Six Months      Year Ended
                                                   Ended June 30,   December 31,
                                                        2001            2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................... $   32,830,935  $    72,363,053
  Net realized gain (loss) on investments and
   foreign currencies.............................        205,373            5,366
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................             --               --
------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................................     33,036,308       72,368,419
------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................    (32,830,935)     (72,363,053)
------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I........................................             --               --
------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................       (205,373)          (5,366)
------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................    (33,036,308)     (72,368,419)
------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................  1,012,219,195    1,211,944,319
  Capital stock issued in reinvestment of
   dividends and distributions....................     33,036,308       72,368,419
  Capital stock repurchased.......................   (866,846,044)  (1,381,590,206)
------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................    178,409,459      (97,277,488)
------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS............................................    178,409,459      (97,277,468)
------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.............................  1,238,196,754    1,335,474,222
------------------------------------------------------------------------------------
  End of period (b)............................... $1,416,606,213  $ 1,238,196,754
------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................    101,221,919      121,194,483
  Shares issued in reinvestment of dividends
   and distributions..............................      3,303,631        7,236,811
  Shares repurchased..............................    (86,684,604)    (138,159,021)
------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING..............................     17,840,946       (9,727,747)
------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of....................................             --               --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
                                 June 30, 2001




                                                                Prudential                Small Capitalization
                                                            Jennison Portfolio              Stock Portfolio
                                                     -------------------------------  ---------------------------


                                                       Six Months      Year Ended       Six Months    Year Ended
                                                     Ended June 30,   December 31,    Ended June 30, December 31,
                                                          2001            2000             2001          2000
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...................... $    2,105,223  $       703,384   $  1,756,443  $  2,916,939
  Net realized gain (loss) on investments and
   foreign currencies...............................   (414,923,659)     369,567,025      5,801,334    76,890,518
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.......................................     36,509,319   (1,010,479,700)    24,481,225   (20,460,896)
-------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   (376,309,117)    (640,209,291)    32,039,002    59,346,561
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................     (1,484,978)        (703,377)      (729,235)   (2,539,297)
   Class II.........................................            (10)              (7)            --            --
-------------------------------------------------------------------------------------------------------------------
                                                         (1,484,988)        (703,384)      (729,235)   (2,539,297)
-------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I..........................................             --          (30,690)            --            --
   Class II.........................................             --               --             --            --
-------------------------------------------------------------------------------------------------------------------
                                                                 --          (30,690)            --            --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..........................................    (23,590,806)    (413,356,512)   (76,611,611)  (26,346,057)
   Class II.........................................       (258,609)      (1,617,246)            --            --
-------------------------------------------------------------------------------------------------------------------
                                                        (23,849,415)    (414,973,758)   (76,611,611)  (26,346,057)
-------------------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND
 DISTRIBUTIONS......................................    (25,334,403)    (415,707,832)   (77,340,846)  (28,885,354)
-------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................    234,339,655    1,068,099,635     42,635,883   119,800,258
  Capital stock issued in reinvestment of dividends
   and distributions................................     25,334,403      415,707,832     77,340,846    28,885,354
  Capital stock repurchased.........................   (307,592,187)    (292,509,262)   (31,876,595)  (48,313,617)
-------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.......................................    (47,918,129)   1,191,298,205     88,100,134   100,371,995
-------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS..........................................   (449,561,649)     135,381,082     42,798,290   130,833,202
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...............................  2,906,048,943    2,770,667,861    568,326,891   437,493,689
-------------------------------------------------------------------------------------------------------------------
  End of period (b)................................. $2,456,487,294  $ 2,906,048,943   $611,125,181  $568,326,891
-------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.......................................     10,896,661       32,459,159      2,622,304     7,200,733
  Shares issued in reinvestment of dividends and
   distributions....................................      1,223,361       17,750,417      5,454,220     2,005,115
  Shares repurchased................................    (14,601,746)      (9,214,265)    (1,996,252)   (2,915,081)
-------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.......................................     (2,481,724)      40,995,311      6,080,272     6,290,767
-------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of...................................... $      589,579               --   $  3,944,147  $  2,916,939

                                                        SP Aggressive Growth
                                                          Asset Allocation
                                                             Portfolio
                                                     -------------------------
                                                                  September 22,
                                                     Six Months     2000 (c)
                                                       Ended         through
                                                      June 30,    December 31,
                                                        2001          2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...................... $     2,649   $      919
  Net realized gain (loss) on investments and
   foreign currencies...............................    (202,848)      18,925
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.......................................     (96,832)     (55,207)
--------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    (297,031)     (35,363)
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................          --         (928)
   Class II.........................................          --           --
--------------------------------------------------------------------------------
                                                              --         (928)
--------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I..........................................          --           --
   Class II.........................................          --           --
--------------------------------------------------------------------------------
                                                              --           --
--------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..........................................     (18,925)          --
   Class II.........................................          --           --
--------------------------------------------------------------------------------
                                                         (18,925)          --
--------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND
 DISTRIBUTIONS......................................     (18,925)        (928)
--------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................   3,725,831    2,127,219
  Capital stock issued in reinvestment of dividends
   and distributions................................      18,925          928
  Capital stock repurchased.........................  (1,664,965)     (38,952)
--------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.......................................   2,079,791    2,089,195
--------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS..........................................   1,763,835    2,052,904
--------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...............................   2,052,904           --
--------------------------------------------------------------------------------
  End of period (b)................................. $ 3,816,739   $2,052,904
--------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.......................................     435,136      224,138
  Shares issued in reinvestment of dividends and
   distributions....................................       2,234          101
  Shares repurchased................................    (195,770)      (4,153)
--------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.......................................     241,600      220,086
--------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of...................................... $     2,640           --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)



                                                                  SP Alliance                SP Balanced
                                                                   Technology              Asset Allocation
                                                                   Portfolio                  Portfolio
                                                           -------------------------  -------------------------
                                                                        September 22,              September 22,
                                                           Six Months     2000 (c)    Six Months     2000 (c)
                                                             Ended         through      Ended         through
                                                            June 30,    December 31,   June 30,    December 31,
                                                              2001          2000         2001          2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $   (13,631)  $     4,214  $    47,757   $   15,613
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (776,556)     (338,153)    (239,049)      30,261
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................    (193,000)     (778,190)    (106,720)     (15,493)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................    (983,187)   (1,112,129)    (298,012)      30,381
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................          --        (4,214)          --      (15,623)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I................................................          --        (2,353)          --           --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................          --            --      (30,251)          --
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................          --        (6,567)     (30,251)     (15,623)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................   3,033,998     7,239,932   20,279,930    3,852,954
  Capital stock issued in reinvestment of dividends and
   distributions..........................................          --         6,567       30,251       15,623
  Capital stock repurchased...............................  (2,294,420)      (37,398)  (4,482,629)    (180,278)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................     739,578     7,209,101   15,827,552    3,688,299
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS....................................................    (243,609)    6,090,405   15,499,289    3,703,057
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   6,090,405            --    3,703,057           --
-----------------------------------------------------------------------------------------------------------------
  End of period (b)....................................... $ 5,846,796   $ 6,090,405  $19,202,346   $3,703,057
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................     439,941       803,032    2,147,031      395,132
  Shares issued in reinvestment of dividends and
   distributions..........................................          --           863        3,215        1,600
  Shares repurchased......................................    (341,601)       (4,270)    (478,022)     (18,933)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................      98,340       799,625    1,672,224      377,799
-----------------------------------------------------------------------------------------------------------------
(b) Includes undistributed net investment
  income of...............................................          --            --  $    47,747           --
(c) Commencement of operations

                                                                SP Conservative
                                                                Asset Allocation
                                                                   Portfolio
                                                           -------------------------
                                                                        September 22,
                                                           Six Months     2000 (c)
                                                             Ended         through
                                                            June 30,    December 31,
                                                              2001          2000
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $    44,074   $   14,963
  Net realized gain (loss) on investments and foreign
   currencies.............................................     (73,622)      17,244
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................      (9,532)      (5,526)
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................     (39,080)      26,681
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................        (780)     (14,963)
--------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I................................................          --           --
--------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................     (16,446)         (18)
--------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (17,226)     (14,981)
--------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  14,172,553    1,879,553
  Capital stock issued in reinvestment of dividends and
   distributions..........................................      17,226       14,981
  Capital stock repurchased...............................  (2,912,228)     (12,512)
--------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................  11,277,551    1,882,022
--------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS....................................................  11,221,245    1,893,722
--------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   1,893,722           --
--------------------------------------------------------------------------------------
  End of period (b)....................................... $13,114,967   $1,893,722
--------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................   1,433,247      189,144
  Shares issued in reinvestment of dividends and
   distributions..........................................       1,750        1,498
  Shares repurchased......................................    (295,819)      (1,249)
--------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................   1,139,178      189,393
--------------------------------------------------------------------------------------
(b) Includes undistributed net investment
  income of............................................... $    43,294           --
(c) Commencement of operations

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                                 SP Growth              SP INVESCO Small
                                                              Asset Allocation           Company Growth
                                                                 Portfolio                  Portfolio
                                                         -------------------------  ------------------------
                                                                      September 22,             September 22,
                                                         Six Months     2000 (c)    Six Months    2000 (c)
                                                           Ended         through      Ended        through
                                                          June 30,    December 31,   June 30,   December 31,
                                                            2001          2000         2001         2000
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).......................... $    34,331   $   13,673   $   (9,323)  $   (1,345)
  Net realized gain (loss) on investments and foreign
   currencies...........................................    (471,611)      16,053     (823,666)    (492,293)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies................    (229,483)     (40,274)     340,429     (372,417)
--------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............................    (666,763)     (10,548)    (492,560)    (866,055)
--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..............................................      (3,452)     (10,221)          --           --
   Class II.............................................          --           --           --           --
--------------------------------------------------------------------------------------------------------------
                                                              (3,452)     (10,221)          --           --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..............................................     (52,069)          --           --           --
   Class II.............................................          --           --           --           --
--------------------------------------------------------------------------------------------------------------
                                                             (52,069)          --           --           --
--------------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (55,521)     (10,221)          --           --
--------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold....................................  20,316,543    4,701,137    3,021,252    6,359,959
  Capital stock issued in reinvestment of dividends
   and distributions....................................      55,521       10,221           --           --
  Capital stock repurchased.............................  (5,585,778)    (786,667)    (671,763)     (32,677)
--------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.....................................  14,786,286    3,924,691    2,349,489    6,327,282
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................  14,064,002    3,903,922    1,856,929    5,461,227
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...................................   3,903,922           --    5,461,227           --
--------------------------------------------------------------------------------------------------------------
  End of period (b)..................................... $17,967,924   $3,903,922   $7,318,156   $5,461,227
--------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold...........................................   2,258,530      491,279      414,285      655,705
  Shares issued in reinvestment of dividends and
   distributions........................................       6,217        1,079           --           --
  Shares repurchased....................................    (627,214)     (82,226)     (91,955)      (3,991)
--------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING...........................................   1,637,533      410,132      322,330      651,714
--------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.......................................... $    34,331   $    3,452           --           --
(c)  Commencement of operations.

                                                                 SP Jennison
                                                            International Growth
                                                                  Portfolio
                                                         --------------------------
                                                                       September 22,
                                                          Six Months     2000 (c)
                                                            Ended         through
                                                           June 30,    December 31,
                                                             2001          2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).......................... $     62,580  $      7,879
  Net realized gain (loss) on investments and foreign
   currencies...........................................   (2,692,516)     (161,753)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies................   (1,317,956)     (784,454)
-------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............................   (3,947,892)     (938,328)
-------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..............................................      (11,128)           --
   Class II.............................................       (2,354)           --
-------------------------------------------------------------------------------------
                                                              (13,482)           --
-------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..............................................           --            --
   Class II.............................................           --            --
-------------------------------------------------------------------------------------
                                                                   --            --
-------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (13,482)           --
-------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold....................................  106,469,740    21,964,625
  Capital stock issued in reinvestment of dividends
   and distributions....................................       13,482            --
  Capital stock repurchased.............................  (92,497,559)  (10,712,733)
-------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.....................................   13,985,663    11,251,892
-------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................   10,024,289    10,313,564
-------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...................................   10,313,564            --
-------------------------------------------------------------------------------------
  End of period (b)..................................... $ 20,337,853  $ 10,313,564
-------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold...........................................   15,005,208     2,424,832
  Shares issued in reinvestment of dividends and
   distributions........................................        1,876            --
  Shares repurchased....................................  (12,996,080)   (1,210,788)
-------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING...........................................    2,011,004     1,214,044
-------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.......................................... $     36,823            --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                              SP Large Cap                   SP MFS Capital
                                                                 Value                        Opportunities
                                                               Portfolio                        Portfolio
                                                       -------------------------------  ------------------------------
                                                                        September 22,                   September 22,
                                                       Six Months         2000 (c)      Six Months        2000 (c)
                                                         Ended             through        Ended            through
                                                        June 30,        December 31,     June 30,       December 31,
                                                          2001              2000           2001             2000
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................ $    42,489       $   12,883     $    2,436       $    3,376
  Net realized gain (loss) on investments and
   foreign currencies.................................     (51,892)         (57,244)      (302,221)         (23,269)
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.........................................    (160,076)         208,528       (385,498)        (229,331)
------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................    (169,479)         164,167       (685,283)        (249,224)
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I............................................     (18,048)         (12,883)          (980)          (4,523)
------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I............................................          --           (1,667)            --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I............................................          --               --             --               --
------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..................     (18,048)         (14,550)          (980)          (4,523)
------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..................................   6,925,197        3,778,320      3,886,799        4,616,987
  Capital stock issued in reinvestment of dividends
   and distributions..................................      18,048           14,550            980            4,523
  Capital stock repurchased...........................    (285,374)         (66,846)      (928,653)        (113,990)
------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.........................................   6,657,871        3,726,024      2,959,126        4,507,520
------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS................................................   6,470,344        3,875,641      2,272,863        4,253,773
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.................................   3,875,641               --      4,253,773               --
------------------------------------------------------------------------------------------------------------------------
  End of period (b)................................... $10,345,985       $3,875,641     $6,526,636       $4,253,773
------------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.........................................     686,710          376,522        456,534          476,666
  Shares issued in reinvestment of dividends and
   distributions......................................       1,812           1,436             117             507
  Shares repurchased..................................     (28,391)         (6,658)       (110,327)        (12,101)
------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.........................................     660,131          371,300        346,324          465,072
------------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of........................................ $    24,441               --     $    1,891       $      435
(c)  Commencement of operations

                                                             SP MFS Mid-Cap
                                                                 Growth
                                                               Portfolio
                                                       -------------------------------
                                                                        September 22,
                                                       Six Months         2000 (c)
                                                         Ended             through
                                                        June 30,        December 31,
                                                          2001              2000
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................ $    (1,421)      $   11,984
  Net realized gain (loss) on investments and
   foreign currencies.................................      (3,403)          69,979
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.........................................    (456,030)        (232,671)
----------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................    (460,854)        (150,708)
----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I............................................      (7,215)         (10,065)
----------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I............................................          --               --
----------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I............................................     (34,886)         (35,093)
----------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..................     (42,101)         (45,158)
----------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..................................   5,838,104        5,924,143
  Capital stock issued in reinvestment of dividends
   and distributions..................................      42,101           45,158
  Capital stock repurchased...........................    (860,666)        (162,530)
----------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.........................................   5,019,539        5,806,771
----------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS................................................   4,516,584        5,610,905
----------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.................................   5,610,905               --
----------------------------------------------------------------------------------------
  End of period (b)................................... $10,127,489       $5,610,905
----------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.........................................     647,585          590,493
  Shares issued in reinvestment of dividends and
   distributions......................................       4,790       4,694
  Shares repurchased..................................     (95,947)    (16,080)
----------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.........................................     556,428          579,107
----------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of........................................          --       $    2,246
(c)  Commencement of operations

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                                                               SP Prudential
                                                         SP PIMCO Total Return              U.S. Emerging Growth
                                                               Portfolio                         Portfolio
                                                       --------------------------------  -------------------------
                                                                        September 22,                 September 22,
                                                       Six Months         2000 (c)       Six Months     2000 (c)
                                                         Ended             through         Ended         through
                                                        June 30,        December 31,      June 30,    December 31,
                                                          2001              2000            2001          2000
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................ $   562,582       $   112,643     $    (8,535)  $    5,307
  Net realized gain (loss) on investments and
   foreign currencies.................................     172,808            91,920        (996,761)    (371,933)
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.........................................    (310,806)          180,057       1,081,489     (292,586)
--------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS.....................     424,584           384,620          76,193     (659,212)
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I............................................    (224,206)         (100,145)             --       (5,850)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I............................................     (79,053)          (10,653)             --           --
--------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..................    (303,259)         (110,798)             --       (5,850)
--------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..................................  37,325,266        10,622,951      11,068,399    7,170,363
  Capital stock issued in reinvestment of dividends
   and distributions..................................     303,259           110,798              --        5,850
  Capital stock repurchased...........................  (4,858,587)         (295,402)     (2,952,608)    (143,669)
--------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.........................................  32,769,938        10,438,347       8,115,791    7,032,544
--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS................................................  32,891,263        10,712,169       8,191,984    6,367,482
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.................................  10,712,169                --       6,367,482           --
--------------------------------------------------------------------------------------------------------------------
  End of period (b)................................... $43,603,432       $10,712,169     $14,559,466   $6,367,482
--------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.........................................   3,522,882         1,047,848       1,434,750      775,872
  Shares issued in reinvestment of dividends and
   distributions......................................      28,882           10,654               --          710
  Shares repurchased..................................    (458,179)         (28,814)        (376,996)     (16,830)
--------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.........................................   3,093,585         1,029,688       1,057,754      759,752
--------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of........................................ $   352,861       $    14,485              --           --
(c)  Commencement of operations

                                                         SP Small/Mid Cap Value
                                                               Portfolio
                                                       -------------------------
                                                                    September 22,
                                                       Six Months     2000 (c)
                                                         Ended         through
                                                        June 30,    December 31,
                                                          2001          2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................ $    64,618   $   18,231
  Net realized gain (loss) on investments and
   foreign currencies.................................     373,774      (55,569)
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.........................................     332,313      560,932
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS.....................     770,705      523,594
----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I............................................     (38,228)      (1,460)
----------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I............................................          --           --
----------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..................     (38,228)      (1,460)
----------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..................................  13,481,171    5,845,936
  Capital stock issued in reinvestment of dividends
   and distributions..................................      38,228        1,460
  Capital stock repurchased...........................  (1,551,025)    (226,460)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.........................................  11,968,374    5,620,936
----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS................................................  12,700,851    6,143,070
----------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.................................   6,143,070           --
----------------------------------------------------------------------------------
  End of period (b)................................... $18,843,921   $6,143,070
----------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.........................................   1,208,729      573,027
  Shares issued in reinvestment of dividends and
   distributions......................................       3,530          137
  Shares repurchased..................................    (141,007)     (21,400)
----------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.........................................   1,071,252      551,764
----------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of........................................ $    43,513   $   17,123
(c)  Commencement of operations

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A17

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)



                                                     SP Strategic Partners
                                                         Focused Growth                 Stock Index
                                                           Portfolio                     Portfolio
                                                   -------------------------  ------------------------------
                                                                September 22,
                                                   Six Months     2000 (c)
                                                     Ended         through      Six Months      Year Ended
                                                    June 30,    December 31,  Ended June 30,   December 31,
                                                      2001          2000           2001            2000
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................... $    (2,321)  $     2,510  $   18,002,081  $   37,882,299
  Net realized gain (loss) on investments and
   foreign currencies.............................  (1,071,209)     (284,620)    139,038,268     161,135,662
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................     428,428      (925,407)   (444,962,325)   (616,928,958)
--------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS.................    (645,102)   (1,207,517)   (287,921,976)   (417,910,997)
--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................      (2,385)       (2,442)     (9,043,008)    (38,198,091)
   Class II.......................................          (1)           --              --              --
--------------------------------------------------------------------------------------------------------------
                                                        (2,386)       (2,442)     (9,043,008)    (38,198,091)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................          --            --     (13,532,817)   (147,427,094)
   Class II.......................................          --            --              --              --
--------------------------------------------------------------------------------------------------------------
                                                            --            --     (13,532,817)   (147,427,094)
--------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................      (2,386)       (2,442)    (22,575,825)   (185,625,185)
--------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................   4,092,214     7,077,871     166,923,953     422,421,211
  Capital stock issued in reinvestment of
   dividends and distributions....................       2,386         2,442      22,575,825     185,625,185
  Capital stock repurchased.......................    (416,303)      (19,345)   (349,961,302)   (473,493,960)
--------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................   3,678,297     7,060,968    (160,461,524)    134,552,436
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS............................................   3,030,809     5,851,009    (470,959,325)   (468,983,746)
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.............................   5,851,009            --   4,186,033,774   4,655,017,520
--------------------------------------------------------------------------------------------------------------
  End of period (b)............................... $ 8,881,818   $ 5,851,009  $3,715,074,449  $4,186,033,774
--------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................     531,120       738,511       4,506,702       9,767,456
  Shares issued in reinvestment of dividends
   and distributions..............................         311           310         621,923       4,767,690
  Shares repurchased..............................     (57,106)       (2,331)     (9,724,591)    (10,971,202)
--------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.....................................     474,325       736,490      (4,595,966)      3,563,944
--------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of....................................          --   $       508  $    8,959,073              --
(c)  Commencement of operations

                                                                Value
                                                              Portfolio
                                                   ------------------------------


                                                     Six Months      Year Ended
                                                   Ended June 30,   December 31,
                                                        2001            2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................... $   13,278,827  $   42,050,472
  Net realized gain (loss) on investments and
   foreign currencies.............................    156,560,359     222,145,341
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................   (153,387,990)     (6,897,333)
-----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS.................     16,451,196     257,298,480
-----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................    (11,535,205)    (41,177,890)
   Class II.......................................             --              --
-----------------------------------------------------------------------------------
                                                      (11,535,205)    (41,177,890)
-----------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................    (91,047,443)   (137,387,857)
   Class II.......................................             --              --
-----------------------------------------------------------------------------------
                                                      (91,047,443)   (137,387,857)
-----------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................   (102,582,648)   (178,565,747)
-----------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................    137,788,263     100,342,995
  Capital stock issued in reinvestment of
   dividends and distributions....................    102,582,648     178,565,747
  Capital stock repurchased.......................   (183,063,977)   (406,345,874)
-----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................     57,306,934    (127,437,132)
-----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS............................................    (28,824,518)    (48,704,399)
-----------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.............................  1,975,334,961   2,024,039,360
-----------------------------------------------------------------------------------
  End of period (b)............................... $1,946,510,443  $1,975,334,961
-----------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................      6,836,621       5,237,156
  Shares issued in reinvestment of dividends
   and distributions..............................      5,295,955       9,153,385
  Shares repurchased..............................     (9,063,156)    (21,540,001)
-----------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.....................................      3,069,420      (7,149,460)
-----------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................... $    6,470,654  $    4,727,032
(c)  Commencement of operations

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)




                                                                                                        20/20 Focus
                                                                                                         Portfolio
                                                                                                ------------------------------
                                                                                                  Six Months     Year Ended
                                                                                                Ended June 30,  December 31,
                                                                                                     2001           2000
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................................................................  $   248,325    $   406,569
  Net realized gain (loss) on investments and foreign currencies...............................     (799,301)     1,139,438
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies...    2,866,662     (5,844,412)
--------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................    2,315,686     (4,298,405)
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.....................................................................................     (252,217)      (406,232)
   Class II....................................................................................       (2,162)          (337)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    (254,379)      (406,569)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.....................................................................................   (1,575,383)    (1,505,007)
   Class II....................................................................................      (14,249)        (7,513)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  (1,589,632)    (1,512,520)
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS...........................................................   (1,844,011)    (1,919,089)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold...........................................................................    2,602,692     41,237,730
  Capital stock issued in reinvestment of dividends and distributions..........................    1,844,011      1,919,089
  Capital stock repurchased....................................................................   (6,447,396)    (5,447,898)
--------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS...............................................................   (2,000,693)    37,708,921
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS........................................................   (1,529,018)    31,491,427
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period..........................................................................   96,539,049     65,047,622
--------------------------------------------------------------------------------------------------------------------------------
  End of period................................................................................  $95,010,031    $96,539,049
--------------------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold..................................................................................     229,423      10,114,085
  Shares issued in reinvestment of dividends and distributions.................................     165,682         187,496
  Shares repurchased...........................................................................    (589,902)     (1,515,559)
--------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING................................................     (194,797)     8,786,022
--------------------------------------------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A19

                       THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                          DIVERSIFIED BOND PORTFOLIO

June 30, 2001 (Unaudited)


                                                                              Principal
                                                    Moody's Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 86.8%                      Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS -- 86.4%                            ------- -------- -------- --------- --------------
Aerospace -- 1.3%
  Boeing Co........................................   A1       8.75% 08/15/21  $ 6,250  $    7,441,750
  Raytheon Co......................................  Baa3      7.90% 03/01/03    6,450       6,631,374
  United Technologies Corp.........................   A2       7.50% 09/15/29    3,200       3,354,656
                                                                                        --------------
                                                                                            17,427,780
                                                                                        --------------
Agricultural Products
  IMC Global, Inc..................................  Ba2     10.875% 06/01/08      400         394,696
                                                                                        --------------
Airlines -- 0.7%
  Continental Airlines, Inc........................  Ba2       8.00% 12/15/05    1,700       1,656,361
  United Airlines, Inc.............................  Ba1      10.67% 05/01/04    7,000       7,240,380
                                                                                        --------------
                                                                                             8,896,741
                                                                                        --------------
Asset Backed Securities -- 3.0%
  Advanta Mortgage Loan Trust, Series 1994-3.......  Aaa       8.49% 01/25/26    5,254       5,303,349
  Citibank Credit Card Master Trust, Series 1996-3.  Aaa       6.10% 05/15/08   12,500      12,644,500
  Continental Airlines, Inc., Series 2000-1........  Aa3      8.048% 11/01/20    4,377       4,669,030
  MBNA Corp., Series 1999 B........................  Aaa       5.90% 08/15/11   17,900      17,553,855
                                                                                        --------------
                                                                                            40,170,734
                                                                                        --------------
Auto/Equipment Rental -- 0.1%
  Hertz Corp.......................................   A3       8.25% 06/01/05      750         804,240
                                                                                        --------------
Automobiles & Trucks -- 1.4%
  Navistar International Corp......................  Baa1      7.00% 02/01/03    3,500       3,395,000
  TRW, Inc.........................................  Baa2     7.625% 03/15/06   14,950      15,458,449
                                                                                        --------------
                                                                                            18,853,449
                                                                                        --------------
Banks and Savings & Loans -- 4.5%
  Bank United Corp.................................  Baa1     8.875% 05/01/07    4,000       4,435,040
  Barclays Bank PLC................................  Aa2      7.375% 12/15/49    1,500       1,489,799
  Bayerische Landesbank Girozentrale, (Germany)....  Aaa      5.875% 12/01/08    7,800       7,575,360
  Cho Hung Bank....................................  Ba3      11.50% 04/01/10    1,335       1,398,412
  Cho Hung Bank....................................  Ba3     11.875% 04/01/10    3,250       3,404,375
  Citigroup, Inc.(a)...............................  Aa2       6.50% 01/18/11    2,000       1,985,140
  Fideicomiso Petacalco-Topolo.....................  Baa3     10.16% 12/23/09    3,400       3,506,250
  Hanvit Bank......................................  Ba3      12.75% 03/01/10    1,350       1,448,642
  KBC Bank Funding.................................   A1       9.86% 11/02/09    5,000       5,594,050
  Korea Exchange Bank(a)...........................  Ba3      13.75% 06/30/10    1,915       2,068,200
  National Australia Bank, (Australia).............   A1       6.40% 12/10/07    3,700       3,731,043
  Sanwa Bank, Ltd.(a)..............................  Baa1      7.40% 06/15/11   13,430      12,951,892
  Sovereign Bancorp................................  Ba3      10.25% 05/15/04    1,000       1,049,560
  Washington Mutual, Inc...........................   A3       7.50% 08/15/06   10,000      10,541,000
                                                                                        --------------
                                                                                            61,178,763
                                                                                        --------------
Beverages -- 0.1%
  Embotelladora Andina SA, (Chile).................  Baa1     7.875% 10/01/97    1,250         938,096
                                                                                        --------------
Building & Construction -- 0.2%
  Cemex SA de CV...................................  Ba1      9.625% 10/01/09    2,400       2,616,000
                                                                                        --------------
Cable & Pay Television Systems -- 1.5%
  Comcast Cable Communications.....................  Baa2     6.875% 06/15/09    2,500       2,489,788
  CSC Holdings, Inc................................  Ba1       7.25% 07/15/08    3,400       3,230,476
  CSC Holdings, Inc................................  Ba1      7.625% 04/01/11    3,085       2,937,845
  CSC Holdings, Inc................................  Ba1      7.875% 12/15/07    1,490       1,469,900
  Rogers Cablesystems, Inc., (Canada)..............  Baa3     10.00% 03/15/05    4,000       4,240,000
  Tele-Communications, Inc.........................   A3       6.34% 02/01/12    3,500       3,532,165
  Tele-Communications, Inc.........................   A3       8.25% 01/15/03    3,000       3,116,160
                                                                                        --------------
                                                                                            21,016,334
                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

June 30, 2001 (Unaudited)


                                                                      Principal
                                            Moody's Interest Maturity  Amount      Value
                                            Rating    Rate     Date     (000)     (Note 2)
LONG-TERM BONDS (Continued)                 ----    ------   -------- -------   -------------
Chemicals -- 0.1%
  Lyondell Chemical Co.....................  Ba3      9.625% 05/01/07  $   540  $     538,650
  Lyondell Chemical Co.....................  Ba3      9.875% 05/01/07    1,040      1,037,400
                                                                                -------------
                                                                                    1,576,050
                                                                                -------------
Computers -- 0.5%
  International Business Machines Corp.....   A1      5.625% 04/12/04    3,000      3,016,710
  Sun Microsystems, Inc....................  Baa1      7.00% 08/15/02    2,000      2,034,300
  Unisys Corp.(a)..........................  Ba1      8.125% 06/01/06    1,650      1,600,500
                                                                                -------------
                                                                                    6,651,510
                                                                                -------------
Consumer Products -- 0.3%
  Fortune Brands...........................   A2      7.125% 11/01/04    1,050      1,074,254
  International Flavors & Fragrances, Inc..   A3       6.45% 05/15/06    3,000      2,995,818
                                                                                -------------
                                                                                    4,070,072
                                                                                -------------
Containers & Packaging -- 0.1%
  Pactiv Corp..............................  Baa3      7.95% 12/15/25    2,000      1,772,600
                                                                                -------------
Diversified Operations -- 1.4%
  Tyco International Group SA(a)...........  Baa1     6.125% 01/15/09    4,000      3,859,320
  Tyco International Group SA..............  Baa1     6.875% 09/05/02   10,000     10,208,000
  Tyco International Ltd...................  Baa2      7.20% 10/15/08    4,500      4,537,485
                                                                                -------------
                                                                                   18,604,805
                                                                                -------------
Drugs & Medical Supplies -- 1.5%
  American Home Products Corp..............   A3      5.875% 03/15/04    3,900      3,919,539
  American Home Products Corp..............   A3       6.25% 03/15/06   15,000     15,036,000
  Pharmacia Corp...........................   A1       6.50% 12/01/18    1,015        982,317
                                                                                -------------
                                                                                   19,937,856
                                                                                -------------
Electronic Components -- 0.1%
  Amkor Technology, Inc.(a)................  Ba3       9.25% 02/15/08      875        837,813
                                                                                -------------
Financial Services -- 6.6%
  Bombardier Capital, Inc. M.T.N...........   A3       7.30% 12/15/02    5,000      5,141,750
  Calair Capital Corp......................  Ba2      8.125% 04/01/08      530        511,450
  Capital One Financial Corp...............  Baa3      7.25% 05/01/06    1,050      1,012,644
  Ford Motor Credit Co.(a).................   A2      6.875% 02/01/06    9,700      9,887,986
  Ford Motor Credit Co.....................   A2       7.60% 08/01/05   10,000     10,495,200
  General Motors Acceptance Corp.(a).......   A2       5.75% 11/10/03    7,950      8,033,475
  International Lease Finance Corp.(a).....   A1       5.90% 03/12/03    6,000      6,098,184
  Nisource Finance Corp.(a)................  Baa2      5.75% 04/15/03    6,750      6,784,357
  Pemex Finance, Ltd.......................  Baa1      9.14% 08/15/04    6,845      7,262,066
  PHH Corp. M.T.N..........................  Baa1     8.125% 02/03/03   20,500     20,987,080
  Qwest Capital Funding, Inc...............  Baa1      7.75% 08/15/06   12,000     12,591,840
                                                                                -------------
                                                                                   88,806,032
                                                                                -------------
Food & Beverage -- 1.8%
  Kellogg Co...............................  Baa2      6.00% 04/01/06   20,250     19,940,377
  Kellogg Co...............................  Baa2      7.45% 04/01/31    1,650      1,627,230
  Tricon Global Restaurants, Inc...........  Ba1      8.875% 04/15/11    2,315      2,367,088
                                                                                -------------
                                                                                   23,934,695
                                                                                -------------
Forest Products -- 2.9%
  Fort James Corp..........................  Baa3      6.70% 11/15/03    4,500      4,506,975
  International Paper Co...................  Baa1      8.00% 07/08/03   16,000     16,738,096
  Nexfor, Inc..............................  Baa2     8.125% 03/20/08    8,000      8,159,040
  Scotia Pacific Co........................  Baa2      7.71% 01/20/14   12,200      9,145,852
                                                                                -------------
                                                                                   38,549,963
                                                                                -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

June 30, 2001 (Unaudited)


                                                                            Principal
                                                  Moody's Interest Maturity  Amount       Value
                                                  Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                       ----    ------   -------- -------   --------------
Hospital Management -- 1.9%
  Columbia / HCA Healthcare Corp.................   Ba1      6.91% 06/15/05  $ 2,435  $    2,374,125
  HCA Inc........................................   Ba1     7.125% 06/01/06   16,500      16,293,750
  HCA Inc........................................   Ba1     7.875% 02/01/11    2,000       2,017,500
  Omnicare, Inc..................................   Ba2     8.125% 03/15/11    2,560       2,585,600
  Tenet Healthcare Corp..........................   Ba1     7.875% 01/15/03    1,825       1,852,375
                                                                                      --------------
                                                                                          25,123,350
                                                                                      --------------
Hotel/Motel -- 0.2%
  Host Marriott, L.P.(a).........................   Ba2      9.25% 10/01/07    3,000       3,045,000
                                                                                      --------------
Industrials -- 0.5%
  Compania Sud Americana De Vapores, SA, (Chile).    NA     7.375% 12/08/03    2,000       2,035,404
  Rockwell International Corp....................    A1      5.20% 01/15/98    6,500       4,190,355
                                                                                      --------------
                                                                                           6,225,759
                                                                                      --------------
Insurance -- 1.2%
  Conseco, Inc...................................    B1      8.50% 10/15/02    5,875       5,757,500
  Nationwide CSN Trust...........................    A2     9.875% 02/15/25    5,000       5,568,700
  Reliaster Financial Corp.......................   Aa3     6.625% 09/15/03    5,000       5,141,700
                                                                                      --------------
                                                                                          16,467,900
                                                                                      --------------
Investment Banks -- 2.2%
  Lehman Brothers Holdings, Inc..................   A2      6.625% 04/01/04   13,245      13,642,085
  Lehman Brothers Holdings, Inc..................   A2      6.625% 02/05/06    3,685       3,751,146
  Morgan Stanley Dean Witter & Co................  Aa3      5.625% 01/20/04    2,000       2,012,780
  Morgan Stanley Dean Witter & Co................  Aa3       7.75% 06/15/05    5,000       5,325,395
  PaineWebber Group, Inc.........................  Aa1       6.45% 12/01/03    5,000       5,137,250
  Salomon, Inc...................................  Aa3      6.125% 01/15/03      500         508,480
                                                                                      --------------
                                                                                          30,377,136
                                                                                      --------------
Leisure -- 2.0%
  Harrahs Operating Co., Inc.....................  Ba2      7.875% 12/15/05      290         294,350
  HMH Properties.................................  Ba2      7.875% 08/01/05    1,970       1,925,675
  ITT Corp.......................................  Ba1       6.75% 11/15/03    9,315       9,346,857
  Park Place Entertainment.......................  Ba2      7.875% 12/15/05    2,265       2,270,663
  Park Place Entertainment(a)....................  Ba2      9.375% 02/15/07      740         777,000
  Royal Caribbean Cruises, Ltd...................  Baa3      7.00% 10/15/07    8,000       7,267,360
  Royal Caribbean Cruises, Ltd...................  Baa3      7.25% 08/15/06    5,000       4,732,350
                                                                                      --------------
                                                                                          26,614,255
                                                                                      --------------
Machinery -- 0.8%
  Briggs & Stratton Corp.........................   Ba1     8.875% 03/15/11    1,100       1,109,273
  Ingersoll-Rand Co..............................    A3      5.80% 06/01/04   10,225      10,255,368
                                                                                      --------------
                                                                                          11,364,641
                                                                                      --------------
Media -- 3.0%
  News America Holding, Inc......................  Baa3     6.703% 05/21/04   22,000      22,237,160
  Turner Broadcasting System, Inc................  Baa1      7.40% 02/01/04   13,500      14,049,315
  Turner Broadcasting System, Inc................  Baa1     8.375% 07/01/13    1,500       1,640,055
  United News & Media PLC........................  Baa2      7.25% 07/01/04    2,000       1,925,560
  United News & Media PLC........................  Baa2      7.75% 07/01/09    1,000       1,001,694
                                                                                      --------------
                                                                                          40,853,784
                                                                                      --------------
Oil & Gas -- 2.7%
  Atlantic Richfield Co..........................  Aa2       5.55% 04/15/03    3,700       3,756,610
  Atlantic Richfield Co..........................  Aa2       5.90% 04/15/09    6,770       6,658,092
  B.J. Services Co...............................  Baa2      7.00% 02/01/06    5,000       4,991,700
  Coastal Corp.(a)...............................  Baa2      7.50% 08/15/06    6,000       6,185,580
  Coastal Corp...................................  Baa2     7.625% 09/01/08    4,700       4,776,657
  Eott Energy Partners, L.P......................  Ba2      11.00% 10/01/09    2,585       2,785,337
  Limestone Electron Trust.......................  Baa3     8.625% 03/15/03    6,000       6,225,600
  Tosco Corp.....................................  Baa2      7.25% 01/01/07    1,500       1,561,920
                                                                                      --------------
                                                                                          36,941,496
                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

June 30, 2001 (Unaudited)


                                                                     Principal
                                           Moody's Interest Maturity  Amount       Value
                                           Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                ----    -------  -------- -------   --------------
Oil & Gas Exploration & Production -- 2.3%
  Anadarko Finance Co.....................  Baa1      6.75% 05/01/11  $10,900  $   10,902,616
  Anadarkp Finance Co.(a).................  Baa1      7.50% 05/01/31    9,200       9,352,628
  Parker & Parsley Petroleum Co...........  Ba1      8.875% 04/15/05    2,500       2,606,250
  Petroleos Mexicanos, (Mexico)...........  Baa3      9.50% 09/15/27    5,900       6,389,700
  Seagull Energy Corp.....................  Ba3      7.875% 08/01/03    1,830       1,898,113
                                                                               --------------
                                                                                   31,149,307
                                                                               --------------
Printing & Publishing -- 0.3%
  PRIMEDIA, Inc...........................  Ba3      8.875% 05/15/11    1,250       1,156,250
  World Color Press, Inc..................  Baa3      7.75% 02/15/09    2,075       2,022,731
  World Color Press, Inc..................  Baa3     8.375% 11/15/08    1,000       1,010,901
                                                                               --------------
                                                                                    4,189,882
                                                                               --------------
Real Estate Investment Trust -- 0.4%
  ERP Operating L.P.......................   A3       6.63% 04/13/05    3,900       3,927,144
  ERP Operating L.P.......................   A3       7.10% 06/23/04    1,500       1,548,210
                                                                               --------------
                                                                                    5,475,354
                                                                               --------------
Retail -- 1.6%
  Delhaize America, Inc.(a)...............  Baa3     7.375% 04/15/06    3,000       3,063,930
  Federated Deptartment Stores, Inc.(a)...  Baa1      8.50% 06/15/03   10,200      10,749,780
  Kroger Co...............................  Baa3      7.15% 03/01/03    5,370       5,513,809
  Winn-Dixie Stores, Inc.(a)..............  Ba2      8.875% 04/01/08    2,340       2,363,400
                                                                               --------------
                                                                                   21,690,919
                                                                               --------------
Steel & Metals -- 0.2%
  AK Steel Corp.(a).......................  Ba2      9.125% 12/15/06    2,400       2,451,000
                                                                               --------------
Telecommunication -- 10.0%
  AT&T Canada, Inc., (Canada).............  Baa3      7.65% 09/15/06    1,600       1,589,968
  AT&T Corp...............................   A3     10.125% 04/15/22    6,300       7,817,670
  British Telecommunications PLC..........  Baa1     8.125% 12/15/10      750         791,250
  British Telecommunications PLC(a).......  Baa1     8.625% 12/15/30    3,000       3,255,360
  Citizens Communications Co..............  Baa2      9.25% 05/15/11    3,150       3,262,927
  Electric Lightwave, Inc.................   A2       6.05% 05/15/04    3,300       3,107,561
  Frontier Corp...........................  Ba2       7.25% 05/15/04      430         352,600
  Global Crossing Holdings, Ltd...........  Ba2      9.125% 11/15/06    4,945       3,931,275
  Global Crossing Holdings, Ltd.(a).......  Ba2      9.625% 05/15/08      825         651,750
  Koninklijke (Royal) KPN NV(a)...........  Baa2      7.50% 10/01/05   10,000       9,911,100
  LCI International, Inc..................  Baa1      7.25% 06/15/07    6,675       6,662,851
  Marconi Corp. PLC.......................   A3      8.375% 09/15/30    3,000       2,585,220
  Nortel Networks, Ltd., (Canada).........   A2      6.125% 02/15/06    2,950       2,526,144
  Qwest Communications, Inc...............  Baa1      7.50% 11/01/08    3,150       3,190,931
  Rogers Cantel, Inc......................  Baa3     9.375% 06/01/08      660         653,400
  Rogers Wireless, Inc., (Canada).........  Baa3     9.625% 05/01/11    2,000       2,010,000
  Sprint Capital Corp.....................  Baa1      5.70% 11/15/03   12,000      11,972,400
  Sprint Capital Corp.....................  Baa1     7.625% 01/30/11    2,320       2,292,902
  Telecom De Puerto Rico..................  Baa2      6.65% 05/15/06    6,800       6,690,248
  Telecom De Puerto Rico..................   NA       6.80% 05/15/09    5,700       5,259,242
  Telefonica Europe BV....................   A2       8.25% 09/15/30   10,000      10,491,800
  TELUS Corp.(a)..........................  Baa2      8.00% 06/01/11      950         969,456
  TELUS Corp.(a)..........................  Baa2      8.00% 06/01/11      950         969,456
  TELUS Corp. (Canada)....................  Baa2      7.50% 06/01/07    5,000       5,060,550
  Worldcom, Inc.(a).......................   A3       6.50% 05/15/04    5,000       5,008,000
  Worldcom, Inc...........................   A3      7.375% 01/15/11   13,150      13,403,927
  Worldcom, Inc...........................   A3       7.50% 05/15/11    4,400       4,282,608
  Worldcom, Inc...........................   A3      7.875% 05/15/03    1,850       1,919,064
  Worldcom, Inc...........................   A3       8.25% 05/15/31   15,000      14,655,900
                                                                               --------------
                                                                                  134,306,104
                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

June 30, 2001 (Unaudited)


                                                                         Principal
                                               Moody's Interest Maturity  Amount       Value
                                               Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                    ----    -------  -------- -------   --------------
Utilities -- 16.9%
  AES Corp....................................  Ba1      8.875% 02/15/11  $ 1,200  $    1,170,000
  AES Corp.(a)................................  Ba1      9.375% 09/15/10    5,275       5,299,529
  BRL Universal Equipment.....................  Ba3      8.875% 02/15/08      830         846,600
  Calenergy Co., Inc..........................  Baa3      6.96% 09/15/03    8,000       8,174,880
  Calenergy Co., Inc..........................  Baa3      7.23% 09/15/05    5,000       5,150,800
  Calpine Corp................................  Ba1       8.50% 02/15/11    2,000       1,920,840
  Calpine Corp................................  Ba1      8.625% 08/15/10   12,000      11,668,320
  Calpine Corp................................  Ba1      10.50% 05/15/06    4,060       4,139,519
  CMS Energy Corp.............................  Ba3       6.75% 01/15/04    4,500       4,297,500
  CMS Energy Corp.............................  Ba3       8.00% 07/01/11    4,500       4,500,000
  Cogentrix Energy, Inc.......................  Baa3      8.75% 10/15/08    7,675       7,895,119
  Commonwealth Edison Co......................  Baa1     7.625% 01/15/07    7,525       7,896,660
  CP&L, Inc. M.T.N............................  Baa1      6.65% 04/01/08    8,750       8,665,300
  Dominion Fiber Ventures LLC.................  Baa2      7.05% 03/15/05    2,650       2,687,922
  Dominion Resources, Inc.....................  Baa1      6.00% 01/31/03   10,000      10,081,900
  Duke Energy Field Services..................  Baa2      7.50% 08/16/05   12,000      12,449,880
  Edison Mission Energy.......................  Baa3      7.73% 06/15/09    2,200       1,820,148
  Hydro-Quebec................................   A2       7.50% 04/01/16      500         532,830
  Illinois Power Co...........................  Aaa       5.38% 06/25/07   15,000      15,004,650
  Mirant Americas Generation..................  Baa3     9.125% 05/01/31   12,800      13,316,480
  Niagara Mohawk Power........................  Baa2     6.875% 04/01/03    4,000       4,064,000
  Niagara Mohawk Power........................  Baa2     7.375% 08/01/03    8,000       8,240,000
  Niagara Mohawk Power........................  Baa2      8.00% 06/01/04    5,000       5,230,050
  NRG Northeast Generating LLC................  Baa3     8.065% 12/15/04      844         862,397
  Osprey Trust................................  Baa2     7.797% 01/15/03   12,800      13,070,643
  Osprey Trust................................  Baa2      8.31% 01/15/03   11,000      11,310,398
  Pinnacle Partners, L.P......................  Ba1       8.83% 08/15/04   20,035      20,506,223
  Progress Energy, Inc........................  Baa3      6.55% 03/01/04   12,750      12,995,820
  PSEG Energy Holdings, Inc...................  Ba1      10.00% 10/01/09    2,605       2,803,035
  Southern California Edison Co...............  Baa2     6.375% 01/15/06    1,250         881,250
  Southern California Edison Co...............  Caa2      7.20% 11/03/03    7,000       5,040,000
  Utilicorp United, Inc.......................  Baa3      7.00% 07/15/04    1,280       1,293,734
  Utilicorp United, Inc.......................  Baa3      7.95% 02/01/11    2,210       2,230,774
  WCG Note Trust..............................  Baa3      8.25% 03/15/04   12,450      12,423,232
                                                                                   --------------
                                                                                      228,470,433
                                                                                   --------------
Waste Management -- 0.4%
  Allied Waste North America..................  Ba3      7.625% 01/01/06    1,540       1,516,900
  Allied Waste North America(a)...............  Ba3      7.875% 01/01/09    2,000       1,940,000
  Allied Waste North America..................  Ba3      8.875% 04/01/08    1,500       1,539,375
                                                                                   --------------
                                                                                        4,996,275
                                                                                   --------------
Foreign Government Bonds -- 4.4%
  Arab Republic of Egypt (Egypt)..............   A3       8.75% 07/11/11    2,800       2,796,668
  Federal Republic of Germany (Germany).......  Aaa       4.50% 07/04/09   45,400      37,199,472
  Republic of Colombia (Columbia).............  Ba2      10.50% 06/13/06    2,900       2,987,000
  Republic of Philippines, (Philippines)......  Ba1      9.875% 01/15/19      542         473,025
  United Mexican States, (Mexico).............  Baa3      8.50% 02/01/06   10,000      10,475,000
  United Mexican States, (Mexico)(a)..........  Baa3    10.375% 02/17/09    4,500       5,035,500
                                                                                   --------------
                                                                                       58,966,665
                                                                                   --------------
U.S. Government and Agency Obligations -- 5.3%
  United States Treasury Bond.................            6.25% 05/15/30   25,730      27,253,473
  United States Treasury Bond(a)..............           8.125% 08/15/21   25,265      31,746,988
  United States Treasury Bond.................          13.875% 05/15/11    4,150       5,701,727
  United States Treasury Note(a)..............            5.00% 02/15/11    2,666       2,586,420
  United States Treasury Note.................           5.625% 05/15/08    4,200       4,365,354
                                                                                   --------------
                                                                                       71,653,962
                                                                                   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

June 30, 2001 (Unaudited)


                                                                                         Principal
                                                   Moody's Interest      Maturity         Amount        Value
                                                   Rating    Rate          Date            (000)       (Note 2)
LONG-TERM BONDS (Continued)                        ----    ------   ------------------- ----------- --------------
U.S. Government Mortgage Backed
 Securities -- 2.0%
 Federal National Mortgage
   Association...................................             6.50% 02/01/14 - 12/01/15 $     9,747 $    9,790,633
 Federal National Mortgage
   Association...................................             7.00%      12/01/99            13,000     13,219,310
 Federal National Mortgage
   Association...................................             9.00% 10/01/16 - 09/01/21         172        183,171
 Government National Mortgage
   Association...................................             7.50% 10/15/25 - 02/15/26       4,145      4,259,562
                                                                                                    --------------
                                                                                                        27,452,676
                                                                                                    --------------
TOTAL LONG-TERM BONDS
 (cost $1,155,302,105).............................................................................  1,164,854,127
                                                                                                    --------------
                                                                                          Shares
PREFERRED STOCKS -- 0.4%                                                                -----------
  Centaur Funding Corp.
   (cost $4,323,180).................................................................      27,000      4,726,917
                                                                                                    --------------
                                                                        Expiration
                                                                           Date            Units
WARRANTS                                                            ------------------- -----------
  United Mexican States, (Mexico)(b)
   (cost $0).....................................................      06/01/03        18,766,000        183,907
                                                                                                    --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,159,625,286).............................................................................  1,169,764,951
                                                                                                    --------------

                                                                                         Principal
                                                                         Maturity         Amount
                                                                           Date            (000)
SHORT-TERM INVESTMENTS -- 21.4%                                     ------------------- -----------
Commercial Paper -- 0.9%
 Sprint Capital Corp.(c)..........................  P-1       4.25%      08/14/01       $    12,446     12,382,819
                                                                                                    --------------
Other Corporate Obligations --
 9.2%
 American Electric Power(c).......................  P-1       4.10%      07/30/01            12,000     11,961,733
 Capital One Financial Corp.......................  Baa2      7.08%      10/30/01             5,000      5,016,300
 Chrysler Financial Corp..........................   A3       5.25%      10/22/01            10,400     10,408,424
 Comcast Corp.(a).................................  Baa2     9.625%      03/15/02             4,600      4,742,600
 Cox Enterprises, Inc.............................  Baa1     6.625%      06/14/02             3,200      3,241,120
 El Paso Energy Corp..............................  Baa2     6.625%      07/15/01             3,800      3,801,558
 Georgia-Pacific Corp.............................  Baa3      9.95%      06/15/02             5,000      5,184,900
 K N Energy, Inc..................................  Baa2      6.45%      11/30/01             4,500      4,527,630
 Kansallis-Osake-Pankki, (Finland)................   A1      10.00%      05/01/02             5,000      5,211,200
 Lehman Brothers Holdings, Inc....................   A2      6.375%      05/07/02               560        569,262
 Morgan Stanley Dean Witter & Co..................  Aa3      5.625%      04/12/02             5,450      5,511,585
 Norfolk Southern Corp............................  Baa1      6.95%      05/01/02             1,650      1,677,011
 Okobank, (Finland)...............................   NA       5.56%      06/12/01             5,000      4,968,650
 Qwest Capital Funding, Inc.(a)...................  P-1       4.12%      07/20/01            12,000     11,975,280
 Qwest Capital Funding, Inc.(a)...................  Baa1     6.875%      08/15/01             5,000      5,010,500
 Republic of Croatia, (Croatia)...................  Baa3      6.25%      07/31/01             2,984      2,931,588
 Republic of Panama, (Panama)(a)..................  Ba1      7.875%      02/13/02             8,000      8,180,000
 Salomon, Inc.....................................  Aa3       6.65%      07/15/01             7,000      7,004,690
 Texas Utilities Corp.............................  Baa3      5.94%      10/15/01            10,000     10,038,400
 USA Waste Service................................  Ba1      6.125%      07/15/01             7,000      7,000,420
 Viacom, Inc......................................   A3       7.50%      01/15/02             5,000      5,075,900
                                                                                                    --------------
                                                                                                       124,038,751
                                                                                                    --------------
U.S. Government Mortgage Backed
 Securities
 Government National Mortgage
   Association....................................            7.50%      05/20/02                28         28,348
                                                                                                    --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

June 30, 2001 (Unaudited)


                                                                                                  Value
                                                                                    Shares       (Note 2)
SHORT-TERM INVESTMENTS (Continued)                                                ----------- --------------
Mutual Funds -- 11.3%
  Prudential Core Investment Fund - Taxable Money Market Fund Series (Note 4)(c). 152,646,200 $  152,646,200

TOTAL SHORT-TERM INVESTMENTS
 (cost $288,066,913).........................................................................    289,096,118
                                                                                              --------------
TOTAL INVESTMENTS -- 108.2%
 (cost $1,447,692,199; Note 6)...............................................................  1,458,861,069
                                                                                              --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (e)...............................................       (472,750)
UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS (f)............................        142,928
LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.2%)..............................................   (110,422,970)
                                                                                              --------------
TOTAL NET ASSETS -- 100.0%................................................................... $1,348,108,277
                                                                                              ==============

The following abbreviations are used in portfolio descriptions:


LLC    Limited Liability Company
L.P.   Limited Partnership
M.T.N. Medium Term Note
NR     Not rated by Moody's or Standard & Poor's
PLC    Public Limited Company (British Corporation)
SA     Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
NV     Naamloze Vennootschap (Dutch Corporation)


(a)Portion of securities on loan with an aggregate market value of $114,558,575; cash collateral $119,954,013 was received with which the Portfolio purchased securities.
(b)Non-income producing security.
(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.
(d)Security segregated as collateral for futures contracts.
(e)Open futures contracts as of June 30, 2001 were as follows:

   Number of                              Expiration  Value at     Value at
   Contracts              Type               Date    Trade Date  June 30, 2001 Appreciation
--------------- ------------------------- ---------- ----------- ------------- ------------
Long Positions:
      195       U.S. 5 Yr Treasury Notes   Sept 01   $20,075,860  $20,152,031    $ 76,171
      704       U.S. 10 Yr Treasury Notes  Sept 01    72,405,650   75,523,000     117,350
      107       U.S. 5 Yr Treasury Bonds   Sept 01    10,643,156   10,733,437      90,281
                                                                                 --------
                                                                                 $283,802
                                                                                 ========

(f)Outstanding forward currency contracts as of June 30, 2001 were as follows:

         Foreign Currency        Value at       Current
         Contract             Settlement Date    Value    Appreciation
         ----------------     --------------- ----------- ------------
         Sold:
           Eurodollars
            expiring 7/13/01    $38,961,691   $38,818,763   $142,928
                                                            ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                   DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 101.9%                           Value
                                                Shares   (Note 2)
COMMON STOCKS -- 38.6%                          ------ ------------
Advertising -- 0.6%
  Lamar Advertising Co.(a)..................... 16,900 $    743,600
  Omnicom Group, Inc...........................  4,800      412,800
  R.H. Donnelley Corp.(a)......................  1,725       55,200
                                                       ------------
                                                          1,211,600
                                                       ------------
Aerospace/Defense -- 0.4%
  AirTran Holdings, Inc.(a)....................  4,025       42,263
  America West Holdings Corp.
   (Class "B" Stock)(a)........................  5,625       56,081
  Atlantic Coast Airlines Holdings, Inc.(a)....  6,400      191,936
  Embraer--Empresa Brasileira de
   Aeronautica SA ADR (Brazil).................  5,800      226,490
  Northrop Grumman Corp........................  3,300      264,330
                                                       ------------
                                                            781,100
                                                       ------------
Agricultural Products -- 0.2%
  Monsanto Co..................................  9,000      333,000
                                                       ------------
Apparel -- 0.3%
  Christopher & Banks Corp.(a).................  1,075       35,045
  Coach, Inc.(a)...............................  1,100       41,855
  K-Swiss, Inc. (Class "A" Stock)..............    950       22,924
  Kenneth Cole Productions, Inc.
   (Class "A" Stock)(a)........................  2,200       44,330
  Payless ShoeSource, Inc.(a)..................  1,100       71,170
  Phillips-Van Heusen Corp.....................  3,300       47,520
  The Limited, Inc............................. 19,800      327,096
  Venator Group, Inc.(a).......................  5,075       77,647
                                                       ------------
                                                            667,587
                                                       ------------
Automobiles & Trucks -- 0.2%
  Lear Corp.(a)................................  2,800       97,720
  Navistar International Corp.(a)..............  9,800      275,674
  Sonic Automotive, Inc.(a)....................  5,050       96,455
                                                       ------------
                                                            469,849
                                                       ------------
Banking -- 0.9%
  Astoria Financial Corp.......................  1,575       86,625
  BancorpSouth, Inc............................  3,375       57,375
  Bank of America Corp.........................  6,100      366,183
  Bank One Corp................................  9,700      347,260
  BankAtlantic Bancorp, Inc. (Class "A" Stock).  6,650       57,789
  Banknorth Group, Inc.........................  2,476       56,081
  Chittenden Corp..............................    875       29,444
  City National Corp...........................  1,350       59,791
  CORUS Bankshares, Inc........................    925       55,731
  Cullen/Frost Bankers, Inc....................  1,325       44,851
  CVB Financial Corp. (Class "A" Stock)........  2,991       57,427
  East West Bancorp, Inc.......................  2,325       62,775
  First Citizens Bancshares, Inc...............    200       21,700
  Fulton Financial Corp........................  2,651       54,239
  Harbor Florida Bancshares, Inc...............  2,975       56,971
  Independent Bank Corp.(a)....................  1,800       35,532
  MAF Bancorp, Inc.............................  1,750       53,725
  Provident Financial Group, Inc...............  1,625       53,495
  Silicon Valley Bancshares, Inc.(a)...........  2,900       63,800
  Southwest Bancorporation of Texas, Inc.(a)...  1,675       50,602
  Susquehanna Bancshares, Inc..................  2,350       47,823
  Washington Federal, Inc......................  2,887       70,789

                                                             Value
          COMMON STOCKS                            Shares   (Note 2)
          (Continued)                              ------ ------------
          Banking (cont'd.)
            Westamerica Bancorp...................  1,375 $     53,969
            Whitney Holding Corp..................  1,175       55,108
                                                          ------------
                                                             1,899,085
                                                          ------------
          Broadcasting & Other Media -- 1.6%
            Acme Communications, Inc.(a)..........  3,900       32,019
            AOL Time Warner, Inc.(a).............. 13,400      710,200
            AT&T Corp. (Liberty Media Group)
             (Class "A" Stock)(a)................. 43,500      760,815
            Clear Channel Communications, Inc.(a).      5          314
            Entravision Communications Corp.
             (Class "A" Stock)(a)................. 12,800      157,440
            Liberty Corp..........................    800       32,000
            Media General, Inc. (Class "A" Stock).  1,175       54,050
            Metro-Goldwyn-Mayer, Inc.(a).......... 15,000      339,750
            Tribune Co............................    400       16,004
            Univision Communications, Inc.(a)..... 10,000      427,800
            Viacom, Inc.(a)....................... 18,482      956,443
                                                          ------------
                                                             3,486,835
                                                          ------------
          Building & Construction -- 0.3%
            Centex Corp...........................  7,275      296,456
            D.R. Horton, Inc......................  2,479       56,273
            KB HOME...............................  1,875       56,569
            Lennar Corp...........................  1,400       58,380
            Louisiana-Pacific Corp................  4,475       52,492
            M.D.C. Holdings, Inc..................  1,532       54,233
            Nortek, Inc.(a).......................  1,600       49,952
            Universal Forest Products, Inc........  2,650       59,625
                                                          ------------
                                                               683,980
                                                          ------------
          Business Services -- 0.1%
            ProBusiness Services, Inc.(a).........  7,100      188,505
            Tetra Tech, Inc.(a)...................  1,275       34,680
                                                          ------------
                                                               223,185
                                                          ------------
          Cable
            Belden, Inc...........................  1,350       36,113
            Cable Design Technologies Corp.(a)....  2,850       46,056
                                                          ------------
                                                                82,169
                                                          ------------
          Chemicals -- 0.3%
            Albany Molecular Research, Inc.(a)....  1,775       67,468
            Cabot Microelectronics Corp.(a).......    800       49,600
            Cytec Industries, Inc.(a).............  2,025       76,950
            Ferro Corp............................  1,575       34,351
            Great Lakes Chemical Corp.............  1,875       57,844
            H.B. Fuller Co........................  1,225       61,127
            Lubrizol Corp.........................  2,275       70,639
            Minerals Technologies, Inc............  1,475       63,307
            Olin Corp.............................  3,075       52,244
            OM Group, Inc.........................    725       40,781
                                                          ------------
                                                               574,311
                                                          ------------
          Computer Software & Services -- 3.9%
            Actuate Corp.(a)......................  5,100       48,705
            Advanced Digital Information Corp.(a). 10,300      178,190
            ASM Lithography Holding NV ADR(a)..... 12,100      269,225
            Avocent Corp.(a)......................  7,100      161,525

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

June 30, 2001 (Unaudited)


                                                                 Value
      COMMON STOCKS                                    Shares   (Note 2)
      (Continued)                                      ------ ------------
      Computer Software & Services (cont'd.)
        BindView Development Corp.(a).................  9,600 $     20,256
        Black Box Corp.(a)............................    675       45,468
        BMC Software, Inc.(a)......................... 16,600      374,164
        Brio Technology, Inc.(a)...................... 12,800       93,440
        CACI International, Inc. (Class "A" Stock)(a).  1,325       62,275
        Carreker Corp.(a).............................  3,500       75,250
        Catapult Communications Corp.(a)..............  2,600       58,500
        Cisco Systems, Inc.(a)........................ 26,200      476,840
        Dell Computer Corp.(a)........................ 33,700      881,255
        DigitalThink, Inc.(a).........................  1,300        9,126
        eBay, Inc.(a).................................  2,700      184,923
        Electronics for Imaging, Inc.(a)..............  2,300       67,850
        EMC Corp......................................  9,500      275,975
        Inforte Corp.(a)..............................  6,100       74,603
        International Business Machines Corp.......... 12,600    1,423,800
        Iomega Corp.(a)............................... 11,650       27,843
        Ixia(a).......................................  7,100      134,900
        Jack Henry & Associates, Inc..................  9,000      279,000
        Keane, Inc.(a)................................  7,700      169,400
        MatrixOne, Inc.(a)............................  3,800       88,122
        Maxtor Corp.(a)............................... 44,216      232,134
        Mentor Graphics Corp.(a)......................  2,175       38,062
        Microsoft Corp.(a)............................ 18,300    1,335,900
        MTS Systems Corp..............................  3,300       45,507
        NetIQ Corp.(a)................................  1,900       59,451
        Oracle Corp.(a)............................... 14,500      275,500
        Precise Software Solutions Ltd. (Israel)(a)...  3,900      119,730
        Sapient Corp.(a)..............................  3,900       38,025
        Silicon Graphics, Inc......................... 11,550       16,055
        Storage Technology Corp.(a)...................  4,800       66,048
        Sun Microsystems, Inc.(a)..................... 24,200      380,424
        VERITAS Software Corp.(a).....................  3,400      226,202
        Verity, Inc.(a)...............................  3,200       63,840
                                                              ------------
                                                                 8,377,513
                                                              ------------
      Consumer Products -- 0.4%
        American Greetings Corp. (Class "A" Stock)....  5,700       62,700
        Eastman Kodak Co..............................  7,900      368,772
        Gillette Co................................... 11,900      344,981
        Libbey, Inc...................................    750       29,783
        The Toro Co...................................  1,575       70,796
        Tupperware Corp...............................  2,425       56,818
                                                              ------------
                                                                   933,850
                                                              ------------
      Diversified Industries -- 1.4%
        ESCO Technologies, Inc.(a)....................  2,300       69,345
        Federal Signal Corp...........................  1,475       34,618
        General Electric Co........................... 25,600    1,248,000
        Gerber Scientific, Inc.(a)....................  4,375       47,906
        Harsco Corp...................................  1,250       33,913
        Mettler-Toledo International, Inc.(a).........  5,500      237,875
        Minnesota Mining & Manufacturing Co...........  2,800      319,480
        National Service Industries, Inc..............  1,575       35,548
        Roper Industries, Inc.........................  3,900      162,825
        Snap-on, Inc..................................  2,175       52,548
        Tyco International, Ltd. (Bermuda)............ 13,100      713,950
        York International Corp.......................  1,450       50,779
                                                              ------------
                                                                 3,006,787
                                                              ------------

                                                                Value
       COMMON STOCKS                                  Shares   (Note 2)
       (Continued)                                    ------ ------------
       Electronics -- 1.4%
         Alpha Industries, Inc.(a)...................  2,600 $     76,830
         Anixter International, Inc.(a)..............  1,300       39,910
         Cleco Corp..................................  3,950       89,862
         CoorsTek, Inc.(a)...........................  3,700      138,750
         CTS Corp....................................  4,100       84,050
         DDi Corp.(a)................................  7,700      154,000
         Electro Scientific Industries, Inc.(a)......  1,325       50,482
         General Motors Corp. (Class "H" Stock)(a)... 12,500      253,125
         Gentex Corp.(a).............................  7,700      214,599
         Idacorp, Inc................................  1,775       61,912
         Keithley Instruments, Inc...................  2,225       47,393
         Merix Corp.(a)..............................  2,600       45,474
         Methode Electronics, Inc. (Class "A" Stock)   5,825       50,095
         Park Electrochemical Corp...................  1,762       46,517
         Power-One, Inc.(a)..........................  9,000      149,760
         Solectron Corp.(a)..........................  5,400       98,820
         STMicroelectronics NV ADR (Switzerland).....  8,000      272,000
         Technitrol, Inc.............................  1,100       28,600
         Texas Instruments, Inc...................... 33,200    1,045,800
                                                             ------------
                                                                2,947,979
                                                             ------------
       Energy -- 0.2%
         Beacon Power Corp.(a).......................  6,400       44,160
         CH Energy Group, Inc........................  1,325       58,234
         Massey Energy Co............................  1,175       23,218
         New Jersey Resources Corp...................  1,450       65,540
         Newmont Mining Corp.........................  7,700      143,297
                                                             ------------
                                                                  334,449
                                                             ------------
       Exchange Traded Fund -- 0.1%
         Nasdaq-100 Index Tracking Stock(a)..........  5,200      237,640
                                                             ------------
       Financial Services -- 5.7%
         A.G. Edwards, Inc...........................  8,500      382,500
         Alfa Corp...................................  2,250       55,575
         Allied Capital Corp.........................  2,150       49,773
         Allstate Corp............................... 11,700      514,683
         American Capital Strategies, Ltd............  1,950       54,717
         American Express Co......................... 12,600      488,880
         American International Group, Inc...........  9,812      843,832
         AmeriCredit Corp.(a)........................  3,900      202,605
         Arthur J. Gallagher & Co....................  1,825       47,450
         Bear Stearns Cos., Inc......................  6,100      359,717
         Chubb Corp..................................  5,600      433,608
         Citigroup, Inc.............................. 25,866    1,366,759
         CNA Surety Corp.............................  3,050       42,700
         Colonial BancGroup, Inc.....................  3,275       47,095
         Commerce Group, Inc.........................  1,875       68,981
         Doral Financial Corp........................  2,700       92,610
         Downey Financial Corp.......................  1,800       85,068
         Fidelity National Financial, Inc............  1,750       42,998
         First American Corp.........................  2,925       55,400
         First Merchants Corp........................  1,825       43,672
         Freddie Mac.................................  5,200      364,000
         Goldman Sachs Group, Inc....................  3,900      334,620
         Hartford Financial Sevices Group, Inc....... 11,100      759,240
         Household International, Inc................ 11,100      740,370
         IndyMac Bancorp, Inc.(a)....................  3,025       81,070
         Instinet Group, Inc.(a)..................... 12,400      231,136

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

June 30, 2001 (Unaudited)


                                                              Value
         COMMON STOCKS                              Shares   (Note 2)
         (Continued)                                ------ ------------
         Financial Services (cont'd.)
           J.P. Morgan Chase & Co., Inc............  4,700 $    209,620
           Jeffries Group, Inc.....................  1,850       59,940
           LandAmerica Financial Group, Inc........  2,000       63,700
           Lehman Brothers Holdings, Inc...........  6,500      505,375
           Leucadia National Corp..................  1,800       58,410
           Lincoln National Corp...................  5,400      279,450
           Merrill Lynch & Co., Inc................ 10,000      592,500
           Morgan Stanley Dean Witter & Co.........  7,000      449,610
           Old Republic International Corp......... 13,700      397,300
           PFF Bancorp, Inc........................  2,250       56,250
           Presidential Life Corp..................  2,175       48,720
           Reinsurance Group of America, Inc.......  5,300      200,870
           Sky Financial Group, Inc................  3,100       58,683
           Stancorp Financial Group, Inc...........  2,000       94,780
           Triad Guaranty, Inc.(a).................  1,125       45,000
           Washington Mutual, Inc..................  9,750      366,112
           Webster Financial Corp..................  2,525       82,769
           Willis Group Holdings, Ltd.(a)..........  4,300       76,325
           XL Capital Ltd. (Class "A" Shares)
            (Bermuda)..............................  8,500      697,850
                                                           ------------
                                                             12,132,323
                                                           ------------
         Food & Beverage -- 0.7%
           Corn Products International, Inc........  2,725       87,200
           Dean Foods Co...........................  1,300       52,260
           Dole Food Co., Inc......................  4,875       92,869
           PepsiCo, Inc............................ 16,700      738,140
           Purina Mills, Inc.......................  3,141       75,384
           Sara Lee Corp........................... 17,600      333,344
           Suiza Foods Corp.(a)....................    775       41,152
           The Earthgrains Co......................  2,675       69,550
                                                           ------------
                                                              1,489,899
                                                           ------------
         Funeral Services -- 0.1%
           Service Corp. International(a).......... 18,450      117,342
                                                           ------------
         Gaming -- 0.1%
           Argosy Gaming Co.(a)....................  2,600       72,176
           Boyd Gaming Corp.(a).................... 10,000       57,500
           Station Casinos, Inc.(a)................  5,400       86,400
           WMS Industries, Inc.(a).................  2,200       70,774
                                                           ------------
                                                                286,850
                                                           ------------
         Health Care -- 2.8%
           Abbott Laboratories..................... 10,900      523,309
           American Home Products Corp............. 15,800      923,352
           Amgen, Inc.(a).......................... 13,300      807,044
           Aspect Medical Systems, Inc.(a).........  1,300       20,150
           Bergen Brunswig Corp. (Class "A" Stock).  2,300       44,206
           CIGNA Corp..............................  3,600      344,952
           Coventry Health Care, Inc.(a)...........  3,000       60,600
           Genetech, Inc.(a).......................  9,100      501,410
           HCA-The Healthcare Corp................. 11,400      515,166
           Health Net, Inc.(a)..................... 24,300      422,820
           HEALTHSOUTH Corp.(a)....................  2,600       41,522
           Humana, Inc.(a).........................  3,725       36,691
           Johnson & Johnson.......................  7,300      365,000
           Mid Atlantic Medical Services, Inc.(a)..  2,225       39,894
           Pharmacia Corp.......................... 12,460      572,537

                                                                 Value
     COMMON STOCKS                                     Shares   (Note 2)
     (Continued)                                       ------ ------------
     Health Care  (cont'd.)
       STERIS Corp.(a)................................  3,075 $     61,654
       Sunrise Assisted Living, Inc.(a)...............  1,325       34,781
       Triad Hospitals, Inc.(a).......................  1,300       38,311
       UnitedHealth Group, Inc........................  3,600      222,300
       Wellpoint Health Networks, Inc.(a).............  4,000      376,960
                                                              ------------
                                                                 5,952,659
                                                              ------------
     Hotels & Leisure -- 0.5%
       Cheap Tickets, Inc.(a).........................  7,700      116,270
       Hospitality Properties Trust...................  1,825       52,012
       Marriott International, Inc. (Class "A" Stock)   4,700      222,498
       Meristar Hotels & Resorts, Inc.(a).............  9,900       17,820
       Prime Hospitality Corp.(a).....................  3,775       44,734
       Starwood Hotels & Resorts Worldwide, Inc.       15,600      581,568
       Travelocity.com, Inc.(a).......................  1,400       42,980
                                                              ------------
                                                                 1,077,882
                                                              ------------
     Human Resources -- 0.1%
       Kforce, Inc.(a)................................  8,100       52,650
       Modis Professional Services, Inc.(a)........... 13,675       94,358
       Resources Connection, Inc.(a)..................  3,400       87,856
                                                              ------------
                                                                   234,864
                                                              ------------
     Machinery -- 0.2%
       AGCO Corp......................................  4,600       42,090
       Applied Industrial Technologies, Inc...........  2,200       41,690
       JLG Industries, Inc............................  2,850       35,198
       Lincoln Electric Holdings, Inc.................  2,625       66,937
       Milacron, Inc..................................  2,575       40,350
       The Manitowoc Co., Inc.........................  1,600       47,200
       Thomas Industries, Inc.........................  2,075       61,213
                                                              ------------
                                                                   334,678
                                                              ------------
     Marketing
       ADVO, Inc.(a)..................................    800       27,320
                                                              ------------
     Medical Products & Services -- 0.6%
       Baxter International, Inc......................  4,900      240,100
       Cambrex Corp...................................  3,900      197,262
       Digene Corp.(a)................................  1,800       73,440
       Health Management Associates., Inc.
        (Class "A" Stock)(a).......................... 20,900      439,736
       Manor Care, Inc.(a)............................  2,600       82,550
       North American Scientific, Inc.(a).............  2,200       31,900
       ORATEC Interventions, Inc.(a)..................  1,900       17,613
       Ortec International, Inc.(a)...................  5,700       37,335
       Packard BioScience Co.(a)......................  6,700       55,610
       Varian Medical Systems, Inc.(a)................  1,000       71,500
       Ventana Medical Systems, Inc.(a)...............  2,600       81,900
       VISX, Inc.(a)..................................  1,600       30,960
                                                              ------------
                                                                 1,359,906
                                                              ------------
     Miscellaneous Services -- 0.2%
       Banta Corp.....................................  2,525       73,983
       RPM, Inc.......................................  7,750       71,300
       United Rentals, Inc.(a)........................  3,250       84,337
       Varian, Inc.(a)................................  7,400      239,020
                                                              ------------
                                                                   468,640
                                                              ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

June 30, 2001 (Unaudited)


                                                           Value
           COMMON STOCKS                        Shares    (Note 2)
           (Continued)                          ------ --------------
           Office Equipment & Supplies -- 0.4%
             Daisytek International Corp.......  4,425 $       69,694
             Harris Corp....................... 12,300        334,683
             IKON Office Solutions, Inc........  6,600         64,680
             United Stationers, Inc.(a)........    875         27,615
             Wallace Computer Services, Inc....  1,400         23,156
             Xerox Corp........................ 27,600        264,132
                                                       --------------
                                                              783,960
                                                       --------------
           Oil & Gas -- 2.7%
             AGL Resources, Inc................  1,975         46,906
             Amerada Hess Corp.................  3,800        307,040
             Cal Dive International, Inc.(a)...  1,300         31,980
             Chesapeake Energy Corp.(a)........  3,900         26,520
             Chevron Corp......................  1,700        153,850
             Comstock Resources, Inc.(a).......  3,525         36,131
             Conoco, Inc. (Class "A" Stock)....  8,800        248,160
             Diamond Offshore Drilling, Inc.... 13,300        439,565
             Energen Corp......................  2,375         65,550
             ENSCO International, Inc.......... 26,300        615,420
             FMC Technologies, Inc.(a).........  9,900        204,435
             Grey Wolf, Inc.(a)................  7,300         29,200
             Halliburton Co.................... 18,000        640,800
             Key Energy Sevices, Inc.(a).......  2,525         27,371
             Nabors Industries, Inc.(a)........  7,900        293,880
             ONEOK, Inc........................  3,725         73,382
             Santa Fe International Corp....... 10,800        313,200
             Schlumberger Ltd.................. 13,100        689,715
             Seitel, Inc.(a)...................  2,300         30,130
             Spinnaker Exploration Co.(a)......  1,725         68,759
             Stone Energy Corp.(a).............  1,651         73,139
             Superior Energy Services, Inc.(a).  3,200         25,280
             Talisman Energy, Inc.............. 11,400        434,226
             TotalFinaElf SA ADR (France)......  5,848        410,530
             Trico Marine Services, Inc.(a)....  2,550         27,132
             Universal Compression Holdings,
              Inc.(a)..........................  1,825         51,830
             Vintage Petroleum, Inc............  2,800         52,360
             Williams Cos., Inc................ 10,000        329,500
                                                       --------------
                                                            5,745,991
                                                       --------------
           Paper & Packaging -- 0.8%
             Boise Cascade Corp................  9,600        337,632
             Buckeye Technologies, Inc.(a).....  2,325         33,480
             Caraustar Industries, Inc.........  5,600         51,520
             Georgia-Pacific Corp.............. 10,325        349,501
             International Paper Co............  9,200        328,440
             Pactiv Corp.(a)................... 14,325        191,955
             Pope & Talbot, Inc................  2,525         32,598
             Temple-Inland, Inc................  7,000        373,030
                                                       --------------
                                                            1,698,156
                                                       --------------
           Pharmaceuticals -- 0.5%
             Alpharma, Inc. (Class "A" Stock)..  5,800        158,050
             Perrigo Co.(a)....................  3,000         50,070
             Pfizer, Inc....................... 16,200        648,810

                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------ --------------
        Pharmaceuticals (cont'd.)
          Pharmaceutical Product Development,
           Inc.(a)................................  1,250 $       38,137
          Sepracor, Inc.(a).......................  5,600        222,880
                                                          --------------
                                                               1,117,947
                                                          --------------
        Publishing -- 0.6%
          Hollinger International, Inc............  2,175         29,906
          Knight-Ridder, Inc...................... 10,200        604,860
          Pearson PLC ADR (United Kingdom)........  6,300        107,289
          PRIMEDIA, Inc...........................  2,000        172,000
          The New York Times Co................... 11,100        466,200
                                                          --------------
                                                               1,380,255
                                                          --------------
        Real Estate -- 0.9%
          Amli Residential Properties Trust.......  2,500         61,500
          Arden Realty, Inc.......................  2,600         69,420
          Boykin Lodging Co.......................  3,025         39,023
          BRE Properties, Inc.....................  1,700         51,510
          Cabot Industrial Trust..................  2,475         51,975
          Camden Property Trust...................  1,250         45,875
          Capital Automotive REIT.................  2,275         40,950
          CBL & Associates Properties, Inc........  1,250         38,363
          Equity Office Properties Trust.......... 13,300        420,679
          FelCor Lodging Trust, Inc...............  2,775         64,935
          First Industrial Realty Trust, Inc......  1,700         54,638
          Glenborough Realty Trust, Inc...........  3,000         57,900
          Highwoods Properties, Inc...............  2,625         69,956
          Home Properties of New York, Inc........    950         28,595
          HRPT Properties Trust...................  7,300         71,029
          Innkeepers USA Trust....................  2,300         27,554
          JDN Realty Corp.........................  4,300         58,480
          Kilroy Realty Corp......................  1,350         39,285
          New Plan Excel Realty Trust(a)..........  2,950         45,135
          Realty Income Corp......................  1,000         29,560
          Reckson Associates Realty Corp..........  6,750        155,250
          Regency Realty Corp.....................  2,375         60,325
          Security Capital Group, Inc. (Class "B"
           Stock)(a).............................. 16,350        349,890
          Summit Properties, Inc..................  1,475         39,574
          Weingarten Realty Investors.............  1,525         66,871
                                                          --------------
                                                               2,038,272
                                                          --------------
        Restaurants -- 0.4%
          CEC Entertainment, Inc.(a)..............  2,600        128,310
          Darden Restaurants, Inc................. 15,700        438,030
          IHOP Corp.(a)...........................  1,125         30,206
          Landry's Seafood Restaurants, Inc.......  2,775         47,175
          McDonald's Corp.........................  6,200        167,772
          Ruby Tuesday, Inc.......................  2,625         44,888
                                                          --------------
                                                                 856,381
                                                          --------------
        Retail -- 2.1%
          BJ's Wholesale Club, Inc.(a)............  1,400         74,564
          Borders Group, Inc.(a)..................  4,400         98,560
          CBRL Group, Inc.........................  2,500         42,375
          Cost Plus, Inc.(a)......................  5,400        162,000
          Dillards, Inc...........................  3,075         46,955

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

June 30, 2001 (Unaudited)


                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------ --------------
        Retail (cont'd.)
          Federated Department Stores, Inc.(a)....  9,500 $      403,750
          Fred's, Inc.............................  1,656         42,642
          Home Depot, Inc......................... 23,650      1,100,907
          JAKKS Pacific, Inc.(a)..................  3,800         71,060
          Kohl's Corp.(a)......................... 12,900        809,217
          Linens 'n Things, Inc.(a)...............  3,900        106,548
          Pier 1 Imports, Inc.....................  3,225         37,088
          ShopKo Stores, Inc.(a)..................  3,075         22,386
          Target Corp............................. 12,300        425,580
          Tiffany & Co............................ 13,300        481,726
          Tweeter Home Entertainment Group,
           Inc.(a)................................  1,400         49,420
          Value City Department Stores, Inc.(a)...  6,250         71,875
          Wal-Mart Stores, Inc....................  9,300        453,840
                                                          --------------
                                                               4,500,493
                                                          --------------
        Semiconductors -- 1.5%
          Applied Materials, Inc.(a)..............  3,100        152,210
          Caliper Technologies Corp.(a)...........  1,900         39,995
          Credence Systems Corp.(a)...............  4,500        109,080
          DuPont Photomasks, Inc.(a)..............    900         43,425
          Integrated Circuit Systems, Inc.(a).....  9,800        188,160
          Intel Corp.............................. 15,700        459,225
          Intersil Corp.(a).......................  9,300        338,520
          KLA-Tencor Corp.(a).....................  2,700        157,869
          Micron Technology, Inc.(a)..............  6,800        279,480
          Nanometrics, Inc.(a)....................  1,300         35,733
          National Semiconductor Corp.(a)......... 11,800        343,616
          Novellus Systems, Inc.(a)...............  3,100        176,049
          Power Integrations, Inc.(a).............  3,900         60,840
          Rudolph Technologies, Inc.(a)...........  5,100        239,700
          Semtech Corp.(a)........................  7,100        213,000
          Varian Semiconductor Equipment, Inc.(a).  7,400        310,800
                                                          --------------
                                                               3,147,702
                                                          --------------
        Steel & Metals -- 0.6%
          Alcoa, Inc..............................  8,600        338,840
          Carpenter Technology Corp...............  1,725         50,525
          Century Aluminum Co.....................  1,300         20,852
          Freeport-McMoRan Copper & Gold, Inc.(a). 17,100        171,513
          NS Group, Inc.(a).......................  2,925         39,049
          Phelps Dodge Corp.......................  5,400        224,100
          Precision Castparts Corp................  1,225         45,839
          Quanex Corp.............................  2,200         56,980
          Reliance Steel & Aluminum Co............  3,900         98,475
          Stillwater Mining Co.(a)................  4,800        140,400
          Timken Co...............................  2,625         44,468
          Wolverine Tube, Inc.(a).................  3,375         55,924
          Worthington Industries, Inc.............  3,875         52,700
                                                          --------------
                                                               1,339,665
                                                          --------------
        Telecommunications -- 2.5%
          Advanced Fibre Communications, Inc.(a).. 12,800        268,800
          ALLTEL Corp.............................  7,100        434,946
          AT&T Corp............................... 15,200        334,400
          Leap Wireless International, Inc.(a)....  5,100        154,530
          Lucent Technologies, Inc................ 25,300        156,860
          Motorola, Inc........................... 14,800        245,088
          Nokia Corp. ADR (Finland)............... 26,200        577,448

                                                                Value
     COMMON STOCKS                                   Shares    (Note 2)
     (Continued)                                     ------ --------------
     Telecommunications (cont'd.)
       NTL, Inc.(a).................................  4,200 $       50,610
       Polycom, Inc.(a).............................  1,800         41,562
       Powerwave Technologies, Inc.(a)..............  7,700        111,650
       Qwest Communications, Inc.................... 21,800        694,766
       SBA Communcations Corp.(a)...................  1,300         32,175
       SBC Communications, Inc......................  9,100        364,546
       Sierra Wireless(a)...........................  2,600         47,372
       Sprint Corp.................................. 21,500        459,240
       Stanford Microdevices, Inc.(a)...............  5,800         98,020
       Verizon Communications, Inc..................  9,200        492,200
       Vodafone Group PLC ADR (United
        Kingdom).................................... 19,337        432,182
       Western Multiplex Corp. (Class "A"Stock) (a).  9,600         65,952
       Williams Communications Group, Inc.(a).......  9,293         27,414
       WorldCom, Inc................................ 25,200        357,840
       WorldCom, Inc.--MCI Group....................  1,008         16,229
                                                            --------------
                                                                 5,463,830
                                                            --------------
     Tobacco -- 0.8%
       Loews Corp...................................  6,500        418,795
       Philip Morris Cos., Inc...................... 16,400        832,300
       RJ Reynolds Tobacco Holdings, Inc............  6,700        365,820
                                                            --------------
                                                                 1,616,915
                                                            --------------
     Transportation/Shipping -- 0.6%
       Alexander & Baldwin, Inc.....................  3,450         88,837
       Arkansas Best Corp.(a).......................  1,425         32,846
       Burlington Northern Santa Fe Corp............  2,800         84,476
       CNF, Inc.....................................  1,875         52,969
       Forward Air Corp.(a).........................  4,725        141,514
       OMI Corp.(a)................................. 38,000        213,180
       Roadway Express, Inc.........................  1,725         41,003
       Skywest, Inc.................................  1,075         30,100
       Teekay Shipping Corp.........................  5,800        232,116
       Union Pacific Corp...........................  4,900        269,059
       Yellow Corp.(a)..............................  2,625         49,823
                                                            --------------
                                                                 1,235,923
                                                            --------------
     Utilities -- 0.7%
       ALLETE.......................................  2,250         50,625
       California Water Service Group...............  1,525         39,116
       El Paso Electric Co.(a)......................  2,625         41,974
       Exelon Corp..................................  4,887        313,354
       Kansas City Power & Light Co.................  2,600         63,830
       MDU Resources Group, Inc.....................  1,575         49,833
       NewPower Holdings, Inc.(a)...................  1,300         11,700
       NiSource, Inc................................ 15,100        412,683
       OGE Energy Corp..............................  1,500         33,915
       Peoples Energy Corp..........................  1,425         57,285
       PG&E Corp.................................... 26,500        296,800
       Public Service Co. of New Mexico.............  1,925         61,792
       Western Resources, Inc.......................  2,125         45,688
       WGL Holdings, Inc............................  2,725         73,875
                                                            --------------
                                                                 1,552,470
                                                            --------------
     Waste Management -- 0.2%
       Waste Management, Inc........................ 13,100        403,742
                                                            --------------
     TOTAL COMMON STOCKS
      (cost $80,896,749)...................................     82,614,984
                                                            --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

June 30, 2001 (Unaudited)


                                                        Value
                                              Shares   (Note 2)
WARRANTS(a)                                    ---   ------------
XM Satellite Radio Holdings, Inc.,
 expiring 03/03/10 (Cost $0).................  100   $          0
                                                     ------------

                                         Principal
                                 Moody's  Amount       Value
CORPORATE                        Rating    (000)      (Note 2)
BONDS -- 25.1%                   ------- --------- --------------
Aerospace/Defense -- 1.0%
  Alliant Techsystems, Inc.,
   Sr. Sub. Notes,
   8.50%, 05/15/11..............   B2    $      65 $       65,650
  BE Aerospace, Inc., Sr. Sub.
   Notes, 9.50%, 11/01/08.......   B1           35         35,350
  Continental Airlines, Inc.,
   Sr. Notes, 8.00%, 12/15/05...  Ba2          150        146,150
  Delta Air Lines, Notes,
   8.30%, 12/15/29..............  Baa3         335        296,917
  Northwest Airlines, Inc.,
   Gtd. Notes,
   7.625%, 03/15/05.............  Ba2          110        106,784
   8.52%, 04/07/04..............  Ba2          500        496,420
   8.875%, 06/01/06.............  Ba2           25         24,682
  Sequa Corp., Notes,
   9.00%, 08/01/09..............  Ba2          250        247,500
  United Air Lines, Inc., Deb.,
   9.75%, 08/15/21(f)
   (cost $13,193;
   purchased 05/26/00)..........  Ba1           15         13,987
   Deb., Ser. A,
   10.67%, 05/01/04.............  Ba1          150        155,151
  US Airways, Inc., Pass-thru
   Certs., Ser. 93-A3,
   10.375%, 03/01/13............  Ba3          500        465,695
                                                   --------------
                                                        2,054,286
                                                   --------------
Automobiles & Trucks -- 0.1%
  Collins & Aikman Products
   Co., Sr. Sub. Notes,
   11.50%, 04/15/06.............   B2           40         38,400
  Eagle Picher Inds., Sr. Sub.
   Notes, 9.375%, 03/01/08......   B3           75         49,875
  Navistar International Corp.,
   Sr. Notes,
   9.375%, 06/01/06.............  Ba1           85         85,638
                                                   --------------
                                                          173,913
                                                   --------------
Banking -- 0.7%
  Export Import Bank Korea,
   Notes, 6.50%, 11/15/06.......  Baa2         400        403,640
  HSBC Capital Funding LP
   (United Kingdom),
   Gtd. Notes,
   9.547%, 06/30/10.............   A1          500        563,140
  Royal Bank Scotland Group
   PLC (United Kingdom),
   Notes, 9.118%, 03/31/49......   A1          500        552,650
  Western Financial Bank, Sub.
   Cap. Deb.,
   8.875%, 08/01/07.............   B2           80         75,800
                                                   --------------
                                                        1,595,230
                                                   --------------

                                                 Principal
                                         Moody's  Amount       Value
       CORPORATE                         Rating    (000)      (Note 2)
       BONDS (Continued)                 ----    --------- --------------
       Broadcasting & Other Media -- 1.1%
         Ackerley Group, Inc., Sr. Sub.
          Notes, Ser. B,
          9.00%, 01/15/09...............   B2    $     300 $      261,000
         Coaxial Communications, Inc.,
          Sr. Notes,
          10.00%, 08/15/06..............   B3          125        125,000
         Fox Family Worldwide, Inc.,
          Sr. Disc. Notes, Zero
          Coupon (until 11/01/02),
          10.25%, 11/01/07..............   B1          265        235,850
          Sr. Notes,
          9.25%, 11/01/07...............   B1          285        286,425
         LIN Holdings Corp.,
          Sr. Disc. Notes, Zero
          Coupon (until 03/01/03),
          10.00%, 03/01/08..............   B3          350        269,875
         Nextmedia Operating, Inc.,
          Gtd. Notes,
          10.75%, 07/01/11..............   B3          100        100,000
         Paxson Communications Corp.,
          Sr. Sub. Notes,
          10.75%, 07/15/08..............   B3          150        150,000
         Price Communications
          Wireless, Inc.,
          Sr. Sub. Notes,
          11.75%, 07/15/07..............   B2          500        535,000
         Susquehanna Media Co.,
          Sr. Sub. Notes, 8.50%,
          05/15/09(f)
          (cost $202,706;
          purchased 12/03/99)              B1          200        204,250
         XM Satellite Radio Holdings,
          Inc., Sec'd. Notes,
          14.00%, 03/15/10..............  Caa1         100         60,000
         Young Broadcasting, Inc.,
          Sr. Sub. Notes,
          10.00%, 03/01/11..............   B2          155        148,025
                                                           --------------
                                                                2,375,425
                                                           --------------
       Cable -- 1.5%
         Adelphia Communications Corp.,
          10.25%, 06/15/11..............   B2          175        172,375
         Callahan Nordrhein Westfalen,
          Sr. Notes,
          14.00%, 07/15/10..............   NR          350        287,000
          Sr. Disc. Notes, Zero
          Coupon (until 07/15/05),
          16.00%, 07/15/10..............   NR          250         95,000
         Charter Communication
          Holdings LLC, Sr. Notes,
          10.00%, 05/15/11..............   B2          450        456,750
          10.25%, 01/15/10..............   B2          150        151,500
          10.75%, 10/01/09..............   B2          100        103,750
          11.125%, 01/15/11.............   B2           30         31,500
         CSC Holdings, Inc.,
          Sr. Sub. Deb.,
          10.50%, 05/15/16(f)
          (cost $727,189; purchased
          02/15/00, 03/21/00
          and 11/06/00).................  Ba3          675        725,625


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

June 30, 2001 (Unaudited)


                                                    Principal
                                            Moody's  Amount     Value
       CORPORATE                            Rating    (000)    (Note 2)
       BONDS (Continued)                    ----    -------   ----------
       Cable (cont'd.)
         Diamond Cable Co.,
          Sr. Disc. Notes,
          13.25%, 09/30/04.................   B2      $   150 $  118,500
         Insight Communications, Inc., Sr.
          Disc. Notes, Zero Coupon (until
          02/15/06),
          12.25%, 02/15/11.................   B3          350    203,000
         International Wire Group,
          Sr. Sub. Notes,
          11.75%, 06/01/05.................   B3          300    302,625
         Mediacom Broadband LLC, Sr.
          Notes,
          11.00%, 07/15/13.................   B2          500    508,750
                                                              ----------
                                                               3,156,375
                                                              ----------
       Chemicals -- 0.6%
         Applied Extrusion Technologies,
          Inc., Sr. Notes,
          10.75%, 07/01/11.................   B2          120    121,500
         Huntsman ICI Chemicals LLC,
          Sr. Sub. Notes,
          10.125%, 07/01/09................   B2          135    132,975
         IMC Global, Inc., Sr. Notes,
          10.875%, 06/01/08................  Ba1           80     78,939
          11.25%, 06/01/11.................  Ba1          180    176,818
         ISP Chemco, Inc.,
          Sr. Sub. Notes,
          10.25%, 07/01/11.................   B2          150    150,000
         ISP Holdings, Inc., Sr. Notes,
          9.00%, 10/15/03..................   B2          150    142,875
         Lyondell Chemical Co., Sr. Sub.
          Notes,
          10.875%, 05/01/09................   B2          195    192,075
         Millennium America, Inc.,
          Sr. Notes,
          9.25%, 06/15/08..................  Ba1          100     99,500
         NL Industries, Sr. Sec'd. Notes,
          11.75%, 10/15/03.................   B1          107    104,994
         Sterling Chemicals, Inc.,
          Sr. Sec'd. Notes,
          12.375%, 07/15/06(c).............   B3          180    140,400
                                                              ----------
                                                               1,340,076
                                                              ----------
       Computer Software & Services -- 0.1%
         Exodus Communications, Inc.,
          Sr. Notes,
          10.75%, 12/15/09.................  Caa1          50     16,500
          11.625%, 07/15/10................  Caa1         330    112,200
         Seagate Technology
          International, Gtd. Notes,
          12.50%, 11/15/07.................   B1          100     99,500
          Unisys Corp., Sr. Notes,.........
          8.125%, 06/01/06.................  Ba1           80     77,600
                                                              ----------
                                                                 305,800
                                                              ----------
       Construction -- 0.1%
         Nortek, Inc., Sr. Sub. Notes,
          9.875%, 06/15/11.................   B3          200    192,500

                                                 Principal
                                         Moody's  Amount       Value
       CORPORATE                         Rating    (000)      (Note 2)
       BONDS (Continued)                 ---     --------- --------------
       Construction (cont'd.)
         Terex Corp., Sr. Sub. Notes,
          10.375%, 04/01/11.............   B2    $      80 $       82,400
                                                           --------------
                                                                  274,900
                                                           --------------
       Containers -- 0.5%
         Norampac, Inc., Sr. Notes,
          9.50%, 02/01/08...............   B1          215        221,450
         Owens - Illinois, Inc., Deb.,
          7.50%, 05/15/10...............   B3          100         68,500
         Packaged Ice, Inc., Sr. Notes,
          9.75%, 02/01/05...............   B3          166        136,120
         Radnor Holdings, Inc.,
          Sr. Notes,
          10.00%, 12/01/03..............   B2          250        202,500
         Riverwood International Corp.,
          Sr. Notes,
          10.625%, 08/01/07.............   B3          120        122,400
         Silgan Holdings, Inc.,
          Sr. Sub. Deb.,
          9.00%, 06/01/09...............   B1          300        304,500
         U.S. Can Co., Gtd. Notes,
          Ser. B,
          12.375%, 10/01/10.............   B3           85         85,850
                                                           --------------
                                                                1,141,320
                                                           --------------
       Diversified Services -- 0.1%
         Actuant Corp., Gtd. Notes,
          13.00%, 05/01/09..............   B3           40         40,400
         Blount, Inc., Gtd. Notes,
          7.00%, 06/15/05...............   B2           45         34,650
         Gentek, Inc., Sr. Sub. Notes,
          11.00%, 08/01/09..............   B2          200        164,000
         GS Escrow Corp., Sr. Notes,
          7.125%, 08/01/05..............   Ba1          50         48,665
         Sun World International, Inc.,
          Notes, Ser. B,
          11.25%, 04/15/04..............   B2            5          4,606
         Venture Holdings Trust,
          Sr. Notes, Ser. B,
          9.50%, 07/01/05...............   B2           20         15,600
                                                           --------------
                                                                  307,921
                                                           --------------
       Electrical Power -- 0.3%
         Motors & Gears, Inc., Notes,
          10.75%, 11/15/06..............   B3          150        148,500
         TNP Enterprises, Inc.,
          Sr. Sub. Notes,
          10.25%, 04/01/10..............   Ba3         400        437,000
                                                           --------------
                                                                  585,500
                                                           --------------
       Electronics -- 0.4%
         AES Corp., Sr. Exch. Deb.,
          8.875%, 11/01/27..............   Ba1         100         98,500
          Sr. Notes,
          8.75%, 12/15/02...............   Ba1         200        202,000
          9.50%, 06/01/09...............   Ba1         350        357,000
         Flextronics International Ltd.
          (Singapore), Sr. Sub. Notes,
          9.875%, 07/01/10..............   Ba3         130        130,000
                                                           --------------
                                                                  787,500
                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

June 30, 2001 (Unaudited)


                                                  Principal
                                          Moody's  Amount       Value
      CORPORATE                           Rating    (000)      (Note 2)
      BONDS (Continued)                   ----    --------- --------------
      Energy -- 1.2%
        AES Drax Energy Ltd., Sec'd.
         Notes, Ser. B,
         11.50%, 08/30/10................  Ba2    $     200 $      217,000
         Sr. Sec'd. Notes,
         10.41%, 12/31/20................  Baa3         250        270,000
        Calpine Corp., Sr. Notes,
         10.50%, 05/15/06................  Ba1        1,000      1,019,586
        CMS Energy Corp., Sr. Notes,
         9.875%, 10/15/07................  Ba3          400        422,180
        Commonwealth Edison Co.,
         1st Mtg., Ser. 85,
         7.375%, 09/15/02................   A3          500        514,350
        PSEG Energy Holdings, Inc.,
         Sr. Notes,
         10.00%, 10/01/09................  Baa3         100        107,602
        Reliant Mid-Atlantic Power,
         Pass-Thru Certs., Ser. C,
         9.681%, 07/02/26................  Baa3         100        105,380
                                                            --------------
                                                                 2,656,098
                                                            --------------
      Financial Services -- 6.0%
        AmeriCredit Corp., Gtd. Notes,
         9.25%, 02/01/04.................  Ba1          180        179,100
         Sr. Notes, Ser. B,
         9.875%, 04/15/06................  Ba1          250        251,250
        Beaver Valley Funding Corp.,
         Deb.,
         8.25%, 06/01/03.................   B1          156        159,412
        Cendent Mortgage Corp.,
         Notes,
         7.25%, 05/18/13.................   NR          600        612,280
        Chevy Chase Savings Bank,
         Sub. Deb.,
         9.25%, 12/01/05.................   B1          105        105,000
        Coinstar, Inc., Sr. Disc. Notes,
         13.00%, 10/01/06................   NR          100         99,000
        Conseco, Inc., Notes,
         8.75%, 02/09/04.................   B1          875        826,875
         Sr. Notes,
         10.75%, 06/15/08................   B1          465        455,700
        Ford Motor Credit Co., Notes,
         5.15875%, 07/19/04(b)...........   A2        1,300      1,290,427
         5.21875%, 07/18/05(b)...........   A2        1,000        989,656
         7.50%, 03/15/05.................   A2        1,000      1,039,040
        General Motors Acceptance
         Corp., Notes,
         4.53%, 05/16/03(b)..............   A2          900        900,492
         5.09625%, 04/05/04(b)...........   A2          700        689,270
         8.50%, 01/01/03.................   A2          600        630,270
        Green Tree Financial Corp.,
         Notes, Ser. A,
         6.50%, 09/26/02.................   B1          500        477,660
        Household Finance Corp., Notes,
         4.67375%, 08/06/02(b)...........   A2          900        900,738
        J.P. Morgan Chase & Co.,
         Inc., Sr. Sub. Notes,
         6.902%, 02/15/12(b).............   A2          600        545,298
        MBNA Corp., Notes,
         6.875%, 07/15/04................  Baa1         500        502,685

                                                 Principal
                                         Moody's  Amount       Value
       CORPORATE                         Rating    (000)      (Note 2)
       BONDS (Continued)                 ---     --------- --------------
       Financial Services (cont'd.)
         Midland Funding Corp., Deb.,
          13.25%, 07/23/06..............   Ba3   $      75 $       86,855
          Deb., Ser. A,
          11.75%, 07/23/05..............   Ba3         310        335,758
         Orion Power Holdings, Inc.,
          Sr. Notes,
          12.00%, 05/01/10..............   Ba3         600        666,000
         Paine Webber Group, Inc.,
          Sr. Notes,
          5.32%, 07/15/02(b)............   Aa2         600        602,637
         Sovereign Bancorp, Inc.,
          Sr. Notes,
          10.25%, 05/15/04..............   Ba3          85         89,213
          10.50%, 11/15/06..............   Ba3         115        124,487
         Stone Container Finance Co.,
          Sr. Notes,
          11.50%, 08/15/06..............   B2          300        312,750
                                                           --------------
                                                               12,871,853
                                                           --------------
       Food & Beverage -- 0.3%
         Agrilink Foods, Inc., Sr. Sub.
          Notes,
          11.875%, 11/01/08.............   B3          250        230,000
         Carrols Corp., Sr. Sub. Notes,
          9.50%, 12/01/08(f)
          (cost $162,602; purchased
          05/03/99 and 05/20/99)........   B2          160        140,800
         Pilgrim's Pride Corp.,
          Sr. Sub. Notes,
          10.875%, 08/01/03.............   B1          325        325,000
                                                           --------------
                                                                  695,800
                                                           --------------
       Funeral Services -- 0.3%
         Service Corp. International,
          Notes,
          6.00%, 12/15/05...............   B1          100         82,500
          6.50%, 03/15/08...............   B1          375        296,250
          7.00%, 06/01/15...............   B1           55         54,037
          Sr. Notes,
          6.30%, 03/15/03...............   B1          175        164,938
                                                           --------------
                                                                  597,725
                                                           --------------
       Gaming -- 0.5%
         Aztar Corp., Sr. Sub. Notes,
          8.875%, 05/15/07..............   Ba3         250        253,125
         Coast Hotels & Casinos, Inc.,
          Sr. Sub. Notes,
          9.50%, 04/01/09...............   B3           75         76,875
         Harvey's Casino Resorts, Inc.,
          Sr. Sub. Notes,
          10.625%, 06/01/06.............   B2          100        105,750
         Hollywood Casino Corp.,
          Sr. Sec'd. Notes,
          11.25%, 05/01/07..............   B3           70         74,200
         Hollywood Park, Inc.,
          Sr. Sub. Notes, Ser. B,
          9.25%, 02/15/07...............   B2          100         92,000
         Horseshoe Gaming LLC,
          Sr. Sub. Notes,
          8.625%, 05/15/09..............   B2           75         75,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

June 30, 2001 (Unaudited)


                                                  Principal
                                          Moody's  Amount       Value
      CORPORATE                           Rating    (000)      (Note 2)
      BONDS (Continued)                   ----    --------- --------------
      Gaming (cont'd.)
        Park Place Entertainment
         Corp., Sr. Sub. Notes,
         9.375%, 02/15/07................  Ba2    $      45 $       47,250
        Station Casinos, Inc.,
         Sr. Sub. Notes,
         9.875%, 07/01/10................   B1          300        312,750
        Venetian Casino Resort LLC,
         Mtg. Notes,
         12.25%, 11/15/04................  Caa1          80         85,600
                                                            --------------
                                                                 1,123,300
                                                            --------------
      Health Care -- 1.1%
        Apria Healthcare Group, Inc.,
         Sr. Sub. Notes,
         9.50%, 11/01/02.................   B2          150        150,375
        Concentra Operating Corp.,
         Sr. Sub. Notes, Ser. B,
         13.00%, 08/15/09................   B3          200        214,500
        Fresenius Med Care Capital
         Trust, Gtd. Notes,
         7.875%, 02/01/08................  Ba2           75         73,500
         9.00%, 12/01/06.................  Ba2          125        128,750
        HCA-The Healthcare Co., Deb.,
         7.50%, 11/15/95.................  Ba1          270        235,575
         Notes,
         7.69%, 06/15/25.................  Ba1          250        225,000
         8.36%, 04/15/24.................  Ba1          100         97,000
         9.00%, 12/15/14.................  Ba1          100        105,750
        Integrated Health Services,
         Inc., Sr. Sub. Notes, Ser. A,
         9.25%, 01/15/08(c)..............   NR          150            937
        Lifepoint Hospitals Holdings,
         Inc., Gtd. Notes,
         10.75%, 05/15/09................   B2           65         71,175
        Magellan Health Services,
         Inc., Sr. Sub. Notes,
         9.00%, 02/15/08.................   B3          300        282,750
        Matria Healthcare, Inc.,
         Sr. Notes,
         11.00%, 05/01/08................   B2          300        280,500
        Tenet Healthcare Corp.,
         Sr. Notes,
         8.625%, 12/01/03................  Ba1          300        311,250
        Triad Hospitals Holdings, Inc.,
         Sr. Sub. Notes,
         11.00%, 05/15/09................   B3          110        118,525
                                                            --------------
                                                                 2,295,587
                                                            --------------
      Hotels & Leisure -- 0.8%
        Bally Total Fitness Hldg. Corp.,
         Sr. Sub. Notes, Ser. D,
         9.875%, 10/15/07................   B3           65         64,350
        Extended Stay America, Inc.,
         Sr. Sub. Notes,
         9.875%, 06/15/11................   B2          160        158,800
        Felcor Lodging LP, Sr. Notes,
         9.50%, 09/15/08.................  Ba2           60         60,953
        ITT Corp., Deb.,
         7.375%, 11/15/15................  Ba1          120        109,861

                                            Principal
                                    Moody's  Amount       Value
CORPORATE                           Rating    (000)      (Note 2)
BONDS (Continued)                   ----    --------- --------------
Hotels & Leisure (cont'd.)
  La Quinta Inns, Inc., Sr. Notes,
   7.25%, 03/15/04.................  Ba3    $     100 $       94,000
  Mandalay Resort Group, Deb.,
   6.70%, 11/15/96.................  Ba2          105        102,899
   Sr. Sub. Deb.,
   7.625%, 07/15/13................  Ba3          100         87,000
   Sr. Sub. Notes,
   6.75%, 07/15/03.................  Ba3          545        528,650
   Sr. Sub. Notes, Ser. B,
   10.25%, 08/01/07................  Ba3          250        260,000
  Six Flags, Inc., Sr. Notes,
   9.75%, 06/15/07(f)
   (cost $141,375;
   purchased 10/11/99).............   B3          140        142,800
                                                      --------------
                                                           1,609,313
                                                      --------------
Industrials
  United Int'l Holdings, Inc.,
   Sr. Disc. Notes, Ser. B, Zero
   Coupon (until 02/15/03),
   10.75%, 02/15/08................  Caa1          30          9,600
                                                      --------------
Medical Services -- 0.1%
  Bio-Rad Labs, Inc.,
   Sr. Sub. Notes,
   11.625%, 02/15/07...............   B2          100        108,000
  Select Medical Corp.,
   Sr. Sub. Notes,
   9.50%, 06/15/09.................   B3          200        194,000
                                                      --------------
                                                             302,000
                                                      --------------
Miscellaneous Services -- 0.1%
  Polymer Group, Inc., Sr. Sub.
   Notes, Ser. B,
   8.75%, 03/01/08.................   B2           30         11,100
   9.00%, 07/01/07.................   B2           30         11,400
  Usec, Inc., Sr. Notes,
   6.75%, 01/20/09.................  Ba1          125        107,413
                                                      --------------
                                                             129,913
                                                      --------------
Oil & Gas -- 1.2%
  Comstock Resources, Inc.,
   Sr. Notes,
   11.25%, 05/01/07................   B2          105        111,037
  Eott Energy Partners LP,
   Sr. Notes,
   11.00%, 10/01/09................  Ba2          300        323,250
  Houston Exploration Co.,
   Sr. Sub. Notes,
   8.625%, 01/01/08................   B2           55         54,725
  Kerr-McGee Corp., Notes,
   6.41438%, 06/28/04(b)...........  Baa1       1,000      1,000,000
  Leviathan Gas Pipeline Co.,
   Sr. Sub. Notes,
   10.375%, 06/01/09...............  Ba2          200        213,000
  Occidental Petroleum Corp.,
   Sr. Notes,
   6.40%, 04/01/03(b)..............  Baa3         400        405,676

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

June 30, 2001 (Unaudited)


                                                  Principal
                                          Moody's  Amount       Value
     CORPORATE                            Rating    (000)      (Note 2)
     BONDS (Continued)                    ----    --------- --------------
     Oil & Gas (cont'd.)
       Parker Drilling Co., Sr. Notes,
        Ser. D,
        9.75%, 11/15/06..................   B1    $     125 $      126,875
       Swift Energy Co., Sr. Sub. Notes,
        10.25%, 08/01/09.................   B2           40         42,800
       Triton Energy Ltd., Sr. Notes
        9.25%, 04/15/05(f)
        (cost $249,556;
        purchased 11/05/99)..............   B1          250        256,250
                                                            --------------
                                                                 2,533,613
                                                            --------------
     Paper & Packaging -- 0.2%
       Caraustar Industries, Inc.,
        Sr. Sub. Notes,
        9.875%, 04/01/11.................  Ba1           75         69,000
       Doman Industries Ltd., Gtd. Notes,
        12.00%, 07/01/04.................   B3           65         66,950
        Sr. Notes,
        8.75%, 03/15/04..................  Caa1          70         46,200
        9.25%, 11/15/07..................  Caa1         100         57,000
       Stone Container Corp., Sr. Notes,
        9.25%, 02/01/08..................   B2          250        258,750
                                                            --------------
                                                                   497,900
                                                            --------------
     Printing & Publishing -- 0.5%
       Canwest Media, Inc.,
        Sr. Sub. Notes,
        10.625%, 05/15/11................   B2          225        228,375
       Mail-Well I Corp.,
        Sr. Sub. Notes,
        8.75%, 12/15/08..................   B1          250        212,500
       PRIMEDIA, Inc., Sr. Notes,
        8.875%, 05/15/11.................  Ba3          200        185,000
       Quebecor Media, Inc. (Canada),
        Sr. Disc. Notes,
        13.75%, 07/15/11.................   B2          250        130,000
        Sr. Notes,
        11.125%, 07/15/11................   B2          250        247,500
                                                            --------------
                                                                 1,003,375
                                                            --------------
     Real Estate -- 0.4%
       Blum CB Corp., Gtd. Notes,
        11.25%, 06/15/11.................   B2          125        122,812
       HMH Properties, Inc.,
        Sr. Notes, Ser. B,
        7.875%, 08/01/08.................  Ba2          375        352,500
       Intrawest Corp., Sr. Notes,
        10.50%, 02/01/10.................   B1          200        208,000
       Meditrust Cos., Notes,
        7.82%, 09/10/26..................  Ba3          100         95,000
                                                            --------------
                                                                   778,312
                                                            --------------
     Restaurants -- 0.2%
       Felcor Suites LP, Gtd. Sr. Notes,
        7.375%, 10/01/04.................  Ba2          150        145,489
       S'barro, Inc., Sr. Notes,
        11.00%, 09/15/09.................  Ba3           30         30,900
       Tricon Global Restaurants,
        Inc., Sr. Notes,
        8.875%, 04/15/11.................  Ba1          300        306,750
                                                            --------------
                                                                   483,139
                                                            --------------

                                                 Principal
                                         Moody's  Amount       Value
      CORPORATE                          Rating    (000)      (Note 2)
      BONDS (Continued)                  ----    --------- --------------
      Retail -- 0.9%
        Core-Mark Int'l, Inc.,
         Sr. Sub. Notes,
         11.375%, 09/15/03..............   B3    $     135 $      130,275
        Dillard's, Inc., Notes,
         6.125%, 11/01/03...............  Ba1          100         94,429
         6.43%, 08/01/04................  Ba1          215        200,612
        Elizabeth Arden, Inc.,
         Sr. Sec'd. Notes, Ser. B,
         11.75%, 02/01/11...............   B1          200        212,500
        Great Atlantic & Pacific Tea
         Co., Inc., Notes,
         7.75%, 04/15/07................   B2          250        200,000
        Kmart Corp., Notes,
         9.875%, 06/15/08...............  Baa3         200        194,586
        Rite Aid Corp., Deb. Notes,
         6.875%, 08/15/13...............  Caa2          50         37,000
         7.70%, 02/15/27................  Caa2          50         36,750
         Notes,
         6.00%, 12/15/05................  Caa2         115         94,875
         Sr. Notes,
         11.25%, 07/01/08...............  Caa2         200        201,750
        Saks, Inc., Gtd. Notes,
         7.375%, 02/15/19...............  Ba1          475        351,500
        Winn-Dixie Stores, Inc., Gtd.
         Notes,
         8.875%, 04/01/08...............  Ba2          200        202,000
                                                           --------------
                                                                1,956,277
                                                           --------------
      Schools -- 0.1%
        Kindercare Learning Center,
         Inc., Sr. Sub. Notes,
         9.50%, 02/15/09................   B3          200        198,000
                                                           --------------
      Semiconductors -- 0.1%
        Amkor Technology, Inc.,
         Sr. Notes,
         9.25%, 02/15/08................  Ba3           75         71,813
        Fairchild Semiconductor
         Corp., Sr. Sub. Notes,
         10.50%, 02/01/09...............   B2          165        160,875
                                                           --------------
                                                                  232,688
                                                           --------------
      Steel & Metals -- 0.2%
        AK Steel Corp.,Sr. Notes,
         9.125%, 12/15/06...............  Ba2           90         91,913
        Century Aluminum Co., 1st.
         Mtg. Notes,
         11.75%, 04/15/08...............  Ba3           85         88,400
        Lukens, Inc., Notes,
         7.625%, 08/01/04...............  Caa1          20          5,000
        RMI USA LLC, Sr. Notes,
         10.00%, 06/01/09...............   B1           60         58,200
        Russel Metals, Inc., Sr. Notes,
         10.00%, 06/01/09...............   B1           90         87,300
        WHX Corp., Sr. Notes,
         10.50%, 04/15/05...............   B3           90         42,300
                                                           --------------
                                                                  373,113
                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

June 30, 2001 (Unaudited)


                                                 Principal
                                         Moody's  Amount       Value
      CORPORATE                          Rating    (000)      (Note 2)
      BONDS (Continued)                  ----    --------- --------------
      Telecommunications -- 3.7%
        Adelphia Communications
         Century Corp., Sr. Disc.
         Notes,
         Zero Coupon, 03/15/03(f)
         (cost $182,748;
         purchased 12/09/99)............   B2    $     250 $      203,750
        American Tower Corp., Sr.
         Notes,
         9.375%, 02/01/09...............   B3          150        140,250
        British Telecommunications
         PLC (Great Britain), Notes,
         8.125%, 12/15/10(e)............  Baa1       1,000      1,055,000
        Citizens Communications Co.,
         Deb.,
         7.68%, 10/01/34................  Baa2         400        400,900
        Dobson Communications
         Corp., Sr. Notes,
         10.875%, 07/01/10..............   B3          325        325,000
        Echostar Broadband Corp.,
         Sr. Notes,
         10.375%, 10/01/07..............   B1          250        246,250
        Fairpoint Communications, Inc.,
         Sr. Sub. Notes,
         12.50%, 05/01/10...............   B3          110         99,000
        Global Crossing Holdings Ltd.
         (Bermuda), Sr. Notes,
         9.50%, 11/15/09................  Ba2          750        547,500
        Insight Midwest LP, Sr. Notes,
         10.50%, 11/01/10...............   B1          250        263,750
        Level 3 Communications, Inc.,
         Sr. Disc. Notes, Zero
         Coupon (until 03/01/05),
         12.875%, 03/01/10..............   B3          500        112,500
         Sr. Disc. Notes, Zero
         Coupon (until 12/01/03),
         10.50%, 12/01/08...............   B3          130         27,950
         Sr. Notes,
         11.00%, 03/15/08...............   B3           30         13,050
        McLeodUSA, Inc.,
         Sr. Disc. Notes, Zero
         Coupon (until 03/01/02),
         10.50%, 03/01/07...............   B3          105         54,600
         Sr. Notes,.....................
         11.375%, 01/01/09..............   B3          280        175,000
        Microcell
         Telecommunications, Inc.,
         Sr. Disc. Notes, Zero
         Coupon (until 06/01/04),
         12.00%, 06/01/09...............   B3          250        102,500
        Millicom Int'l Cellular SA
         (Luxembourg),
         Sr. Disc. Notes,
         13.50%, 06/01/06...............  Caa3          80         70,400
        Motorola, Inc., Notes,
         6.45%, 02/01/03(b).............   A3          300        292,374
        Netia Holdings BV (Poland),
         Sr. Disc. Notes, Ser. B, Zero
         Coupon (until 11/01/01),
         11.25%, 11/01/07...............   B2          250         97,500

                                                 Principal
                                         Moody's  Amount       Value
       CORPORATE                         Rating    (000)      (Note 2)
       BONDS (Continued)                 ----    --------- --------------
       Telecommunications (cont'd.)
         Nextel Communications, Inc.,
          Sr. Disc. Notes, Zero
          Coupon (until 09/15/02),
          10.65%, 09/15/07..............   B1    $     615 $      418,200
          Sr. Notes,
          9.375%, 11/15/09..............   B1          515        406,850
         Nortel Networks Ltd.
          (Canada), Notes,
          6.125%, 02/15/06..............   A3          100         85,632
         NTL Communications Corp.,
          Sr. Notes, Ser. B, Zero
          Coupon (until 10/01/03),
          12.375%, 10/01/08.............   B2          500        220,000
         Rogers Wireless
          Communications, Inc.,
          Sec'd. Notes,
          9.625%, 05/01/11..............   NR           95         95,475
         Spectrasite Holdings, Inc.,
          Sr. Disc. Notes, Zero
          Coupon (until 03/01/05),
          12.875%, 03/15/10.............   B3           85         35,700
         Star Choice Communications,
          Inc. (Canada), Sr. Notes,
          13.00%, 12/15/05..............   B3          150        160,125
         Telewest PLC (United
          Kingdom), Sr. Disc. Deb.,
          11.00%, 10/01/07(f)
          (cost $253,116; purchased
          05/03/99, 06/18/99
          and 08/11/99).................   B1          250        207,500
         Tritel PCS, Inc., Gtd. Notes,
          10.375%, 01/15 /11............   B3          100         91,500
         Gtd. Notes, Zero Coupon (until
          05/01/04),
          12.875%, 05/15/09.............   B3          135         85,725
         United Pan-Europe
          Communications NV
          (Netherlands), Sr. Notes,
          11.25%, 02/01/10..............  Caa1         750        277,500
          Sr. Disc. Notes, Zero
          Coupon (until 08/01/04),
          12.50%, 08/01/09..............  Caa1         100         18,000
          Sr. Notes Ser. B,
          10.875%, 08/01/09.............  Caa1         255         90,525
         Voicestream Wireless Corp.,
          Sr. Disc. Notes, Zero
          Coupon (until 11/15/04),
          11.875%, 11/15/09.............  Baa1         300        249,000
          Sr. Notes,
          10.375%, 11/15/09.............  Baa1         300        342,000
         Williams Communications
          Group, Inc., Sr. Notes,
          10.70%, 10/01/07..............  Caa1          50         20,500
          10.875%, 10/01/09.............  Caa1         240         96,000
          11.875%, 08/01/10.............  Caa1         250        101,250
         WorldCom, Inc., Sr. Notes,
          8.875%, 01/15/06..............   A3          600        621,066
                                                           --------------
                                                                7,849,822
                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

June 30, 2001 (Unaudited)


                                                Principal
                                        Moody's  Amount       Value
        CORPORATE                       Rating    (000)      (Note 2)
        BONDS (Continued)               ---     --------- --------------
        Transportation/Shipping -- 0.3%
          Alliance Atlantis Commerce,
           Inc., Sr. Sub. Notes,
           13.00%, 12/15/09............   B2    $     275 $      288,750
          Stena AB (Sweden),
           Sr. Notes,
           8.75%, 06/15/07.............   Ba3         400        360,000
                                                          --------------
                                                                 648,750
                                                          --------------
        Waste Management -- 0.4%
          Allied Waste North America,
           Inc., Sr. Notes,
           7.375%, 01/01/04............   Ba3         125        123,125
           7.875%, 01/01/09............   Ba3         320        310,400
           Sr. Sub. Notes,
           10.00%, 08/01/09............   B2          260        267,150
          Waste Management, Inc.,
           Notes,
           8.75%, 05/01/18.............   Ba1         150        152,377
                                                          --------------
                                                                 853,052
                                                          --------------
        TOTAL CORPORATE BONDS
         (cost $55,800,753)..............................     53,797,476
                                                          --------------
        FOREIGN GOVERNMENT OBLIGATIONS -- 7.3%
          Federal Republic of Germany,
           4.125%, 07/04/08............   Aaa         500        404,945
           5.25%, 01/04/08.............   Aaa       5,800      5,021,564
           6.00%, 07/04/07.............   Aaa       5,800      5,226,272
           6.25%, 01/04/24.............   Aaa          50         44,888
           6.50%, 07/04/27.............   Aaa         160        148,353
          Republic of Brazil,
           5.4375%, 04/15/06...........   B1          600        533,918
          U.K. Treasury,
           6.50%, 12/07/03.............   Aaa       3,000      4,336,334
                                                          --------------
        TOTAL FOREIGN GOVERNMENT OBLIGATIONS
         (cost $15,926,082)..............................     15,716,274
                                                          --------------
        FOREIGN CONVERTIBLE BONDS -- 0.2%
          Hellenic Finance SCA
           (Greece),
           2.00%, 07/15/04
           (cost $526,875).............    A2         500        423,264
                                                          --------------
        ASSET BACKED SECURITIES
          Onyx Acceptance Auto Trust,
           6.30%, 05/15/04
           (cost $57,829)..............   Aaa          58         58,078
                                                          --------------
        COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.8%
          Bayview Financial Revolving
           Mortgage Loan,
           4.47875%, 07/25/30(b).......   Aaa         910        909,638
           5.38875%, 08/25/29(b).......   Aaa         500        500,960
          Bear Stearns Mortgage
           Securities, Inc.,
           6.50%, 12/28/23.............   NR          800        757,248
          Chase Mortgage Finance Corp.,
           6.50%, 04/25/30.............   Aaa       1,000      1,034,880

                                                Principal
        COLLATERALIZED                  Moody's  Amount       Value
        MORTGAGE                        Rating    (000)      (Note 2)
        OBLIGATIONS (Continued)         ---     --------- --------------
          Credit Suisse First Boston Mortgage
           Securities Corp.,
           4.24%, 07/26/03.............   Aaa   $     384 $      384,271
           6.6052%, 10/19/39...........   Aaa         980        986,215
           6.96%, 06/20/29.............   Aaa         215        219,447
           7.50%, 11/19/14.............   Aaa         900        901,125
          CWMBS, Inc.,
           6.25%, 07/25/09.............   Aaa         500        502,965
          GMAC Commercial Mortgage
           Security, Inc.,
           6.945%, 09/15/33............   Aaa         600        612,842
          Greenwich Capital Acceptance, Inc.,
           6.715%, 02/01/09............   NR          484        481,584
          Norwest Asset Securities Corp.,
           6.75%, 10/25/28.............   NR          873        849,247
          Ocwen Mortgage Loan Asset
           Backed Certificates,
           4.435%, 10/25/29(b).........   NR          119        119,036
          Residential Funding Mortgage
           Securities, Inc.,
           6.50%, 06/25/29.............   NR        1,000        954,060
          Salomon Brothers Mortgage
           Securities, Inc.,
           4.43875%, 07/25/29..........   Aaa         221        221,161
          Starwood Asset Receivables Trust,
           4.105%, 09/25/22............   Aaa         218        218,276
          Structured Asset Mortgage
           Investments, Inc.,
           7.21511%, 02/25/30(b).......   Aaa         596        610,834
                                                          --------------
        TOTAL COLLATERALIZED MORTGAGE
         OBLIGATIONS
         (cost $9,892,683)...............................     10,263,789
                                                          --------------
        MUNICIPAL BONDS -- 0.2%
          Arlington Texas Ind. Sch.
           Dist., Gen. Obl.,
           5.00%, 02/15/24
           (cost $444,509).............   Aaa         500        477,175
                                                          --------------
        U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.4%
          Federal Home Loan Mortgage Corp.,
           4.5725%, 11/15/30................         644        642,896
           5.50%, 01/01/30..................       1,462      1,370,105
           6.00%, 07/01/16..................       1,000        960,630
           6.22%, 03/18/08..................       2,100      2,099,349
           6.50%, 08/15/23..................         133        134,982
           6.875%, 09/15/10.................       2,100      2,204,013
          Federal National Mortgage Assn.,
           6.20%, 07/01/31..................         800        801,255
           6.314%, 08/01/29.................         516        532,284
           7.104%, 08/01/09.................         985      1,019,990
           8.00%, 07/01/31..................         500        516,405
          Government National Mortgage Assn.,
           6.375%, 04/20/27.................         853        865,797
           6.50%, 07/01/31..................       1,000        989,060
           7.00%, 11/20/29..................         669        679,494
           7.50%, 02/20/30..................         608        622,463

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

June 30, 2001 (Unaudited)


                                                Principal
        U.S. GOVERNMENT                 Moody's  Amount       Value
        AGENCY OBLIGATIONS              Rating    (000)      (Note 2)
        (Continued)                     ------- --------- --------------
          Government National Mortgage
           Assn., (cont'd.)
           7.50%, 07/01/31..................   $   6,200 $    6,339,422
           7.625%, 10/20/27.................         493        504,614
           7.75%, 08/20/24..................          60         61,798
           8.00%, 12/20/14..................       2,000      2,076,860
           8.00%, 01/16/30..................       1,120      1,168,218
           8.00%, 07/01/31..................       9,600      9,943,542
           8.50%, 02/20/26..................          16         16,335
           8.50%, 04/20/26..................          16         16,312
           8.50%, 10/20/29..................         711        740,751
           8.50%, 01/15/30..................         227        237,244
           8.50%, 03/15/30..................         669        698,903
           8.50%, 04/15/30..................         559        584,077
           8.50%, 05/15/30..................         847        885,514
           8.50%, 06/15/30..................         536        559,901
           8.50%, 07/15/30..................       2,059      2,151,533
           8.50%, 08/15/30..................         640        669,002
           8.50%, 09/20/30..................         412        429,290
           8.50%, 10/15/30..................         349        365,181
           8.50%, 11/15/30..................         455        475,133
           8.50%, 04/20/31..................         997      1,039,014
          Small Business
           Administration, Gtd. Notes,
           7.59%, 01/01/20..................         485        512,409
          Small Business Investment Cos.,
           8.017%, 02/10/10.................         809        842,088
                                                          --------------
        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
          (cost $43,284,413)...........................     43,755,864
                                                          --------------
        U.S. GOVERNMENT SECURITIES -- 5.3%
          United States Treasury Strips,
           Zero Coupon, 02/15/19............       3,000      1,037,010
           Zero Coupon, 02/15/21............       4,900      1,488,767
          United States Treasury, Inflation
           Indexed,
           3.375%, 01/15/07.................       5,470      5,537,044
           3.625%, 07/15/02(d)..............       3,201      3,261,005
                                                          --------------
        TOTAL U.S. GOVERNMENT SECURITIES
         (cost $11,190,815)..............................     11,323,826
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $218,020,708).............................    218,430,730
                                                          --------------
        SHORT-TERM INVESTMENTS -- 14.5%
        U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.2%
          Small Business Administration,
           Gtd. Notes,
           7.452%, 09/01/01.................         400        419,472
                                                          --------------
        CORPORATE BONDS -- 3.5%
        Automobiles & Trucks -- 0.2%
          DaimlerChrysler NA Holdings Corp.
           (Germany), Gtd. Notes,
           7.125%, 03/01/02............   A3          500        505,765
                                                          --------------

                                                 Principal
                                         Moody's  Amount       Value
       CORPORATE                         Rating    (000)      (Note 2)
       BONDS (Continued)                 ----    --------- --------------
       Banking -- 0.4%
         Korea Development Bank
          (Korea), Notes,
          7.90%, 02/01/02...............  Baa2   $     500 $      506,480
         Popular North America, Inc., Notes,
          7.375%, 09/15/01..............   A3          400        401,712
                                                           --------------
                                                                  908,192
                                                           --------------
       Commercial Services -- 0.1%
         Comdisco, Inc., Notes,
          6.00%, 01/30/02...............   B2          300        228,000
                                                           --------------
       Diversified Services -- 0.7%
         Cox Enterprises, Inc., Notes,
          6.625%, 06/14/02..............  Baa1         600        607,710
         GS Escrow Corp., Sr. Notes,
          6.75%, 08/01/01...............  Ba1          900        899,514
                                                           --------------
                                                                1,507,224
                                                           --------------
       Financial Services -- 1.2%
         American General Finance
          Corp., Notes,
          6.875%, 12/14/01..............   A2        1,100      1,114,851
         Heller Financial, Inc., Notes,
          4.46875%, 05/07/02(b).........   A3        1,400      1,400,630
                                                           --------------
                                                                2,515,481
                                                           --------------
       Steel & Metals -- 0.3%
         Kaiser Aluminum & Chemical
          Corp., Sr. Notes,
          9.875%, 02/15/02..............   B2          350        346,500
         Ryerson Tull, Inc., Notes,
          8.50%, 07/15/01...............  Ba3          300        299,250
                                                           --------------
                                                                  645,750
                                                           --------------
       Utilities -- 0.4%
         Edison International, Notes,
          6.56375%, 08/01/01(b).........  Caa3         500        476,250
         Southern California Edison
          Co., Notes,
          7.725%, 05/01/02(b)...........  Caa2         500        370,000
                                                           --------------
                                                                  846,250
                                                           --------------
       Waste Management -- 0.2%
         Waste Management, Inc.,
          Notes,
          6.125%, 07/15/01..............  Ba1          400        400,024
                                                           --------------
       TOTAL CORPORATE BONDS..............................      7,556,686
                                                           --------------
       REPURCHASE AGREEMENT -- 10.3%
         Joint Repurchase Agreement Account,
          3.97%, 07/02/01 (Note 5)......            22,087     22,087,000
                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

June 30, 2001 (Unaudited)


                                                          Value
           OUTSTANDING OPTIONS              Contracts    (Note 2)
           PURCHASED -- 0.5%                --------- --------------
           Call Options -- 0.1%
             United States Treasury Notes,
              expiring 08/01/01............      25   $      175,390
                                                      --------------
           Put Options -- 0.4%
             United States Treasury Notes,
              expiring 08/01/01............   9,500          849,870
                                                      --------------
           TOTAL OUTSTANDING OPTIONS PURCHASED             1,025,260
                                                      --------------
           TOTAL SHORT-TERM INVESTMENTS
            (cost $31,292,937).......................     31,088,418
           TOTAL INVESTMENTS, BEFORE
            OUTSTANDING OPTIONS WRITTEN -- 116.4%
             (cost $249,313,645)...................     249,519,148
                                                      --------------
           OUTSTANDING OPTIONS WRITTEN
           Call Options
             United States Treasury Notes,
              expiring 08/01/01............      33           (7,219)
             United States Treasury Notes,
              expiring 08/01/01............       7             (218)
                                                      --------------
                                                              (7,437)
                                                      --------------
           Put Options
             United States Treasury Notes,
              expiring 08/01/01............      33          (21,141)
                                                      --------------
           TOTAL OUTSTANDING OPTIONS WRITTEN
             (premium received $34,963)............         (28,578)
                                                      --------------
           TOTAL INVESTMENTS, NET OF OUTSTANDING
            OPTIONS WRITTEN -- 116.4%................    249,490,570
           VARIATION MARGIN ON OPEN FUTURES
            CONTRACTS(g).............................        (76,944)
           UNREALIZED APPRECIATION ON FORWARD
            FOREIGN CURRENCY CONTRACTS(h)............          4,973
           LIABILITIES IN EXCESS OF OTHER
            ASSETS -- (16.4)%........................    (35,091,427)
                                                      --------------
           TOTAL NET ASSETS -- 100.0%................ $  214,327,172
                                                      ==============

The following abbreviations are used in portfolio descriptions:

ADR  American Depository Receipt
BV   Beloten Venoutschap (Dutch Corporation)
LLC  Limited Liability Company
LP   Limited Partnership
NV   Naamloze Vennootschap (Dutch Corporation)
PLC  Public Limited Company (British Corporation)
REIT Real Estate Investment Trust
SA   Sociedad Anonima (Spanish Corporation) or Societe
     Anonyme (French Corporation)
(a)Non-income producing security.
(b)Rate shown reflects current rate of variable instruments.
(c)Issuer in default.
(d)Security segregated as collateral for futures contracts.
(e)Variable rate security in which the coupon changes based on rating adjustments of S&P or Moody's. Minimum coupon is 8.125%. Rate shown is current rate.
(f)Indicates a restricted security; the aggregate cost of such securities is $1,932,485. The aggregate value of $1,894,962 is approximately 0.9% of net assets at June 30, 2001.
(g)Open futures contracts as of June 30, 2001 were as follows:

                                                 Value at
Number of               Expiration  Value at     June 30,    Appreciation/
Contracts     Type         Date    Trade Date      2001      Depreciation
--------- ------------- ---------- -----------  -----------  -------------
Long Positions:
   94     U.S. Treasury  Sept 01   $ 9,656,594  $ 9,683,469    $  26,875
          Notes
   29     U.S. Treasury  Sept 01     2,920,801    2,909,063      (11,738)
          Bonds
   86     Eurodollar     Dec 02     20,303,525   20,303,525            0
                                                               ---------
                                                                  15,137
                                                               ---------
Short Positions:
   20     U.S Treasury   Sept 01    (2,065,203)  (2,066,875)      (1,672)
                                                               ---------
          Notes
                                                               $  13,465
                                                               =========

(h)Outstanding forward currency contracts as of June 30, 2001 were as follows:

                       Value at
Foreign Currency      Settlement  Current   Appreciation/
Contract                 Date      Value    (Depreciation)
----------------      ---------- ---------- --------------
Purchased:
  Euros,
   expiring 7/11/01   $1,905,688 $1,911,466     $5,778
   expiring 7/11/01       55,967     55,162       (805)
                                                ------
                                                $4,973
                                                ======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

                               EQUITY PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 96.5%                 Value
                                   Shares     (Note 2)
COMMON STOCKS -- 96.4%             ------- --------------
Advertising -- 0.4%
  Interpublic Group of Cos., Inc..  24,606 $      722,186
  Lamar Advertising Co.(a)........ 373,600     16,438,400
  Omnicom Group, Inc..............  25,957      2,232,302
  TMP Worldwide, Inc.(a)..........  11,928        715,680
                                           --------------
                                               20,108,568
                                           --------------
Aerospace/Defense -- 1.7%
  Boeing Co....................... 187,140     10,404,984
  General Dynamics Corp...........  46,663      3,630,848
  Northrop Grumman Corp........... 203,700     16,316,370
  Raytheon Co..................... 964,600     25,610,130
  United Technologies Corp........ 397,550     29,124,513
                                           --------------
                                               85,086,845
                                           --------------
Agricultural Products -- 0.3%
  Monsanto Co.(a)................. 381,300     14,108,100
                                           --------------
Airlines -- 0.1%
  AMR Corp........................  30,083      1,086,899
  Continental Airlines, Inc.
   (Class "B" Stock)(a)...........   8,177        402,717
  Southwest Airlines Co...........  86,311      1,595,890
                                           --------------
                                                3,085,506
                                           --------------
Apparel
  NIKE, Inc. (Class "B" Stock)....  57,646      2,420,556
                                           --------------
Autos - Cars & Trucks -- 0.4%
  Delphi Automotive Systems Corp..  84,774      1,350,450
  Ford Motor Co................... 114,932      2,821,580
  General Motors Corp.............  71,645      4,610,356
  Harley-Davidson, Inc............  83,273      3,920,493
  PACCAR, Inc.....................  80,000      4,113,600
  TRW, Inc........................  41,336      1,694,776
                                           --------------
                                               18,511,255
                                           --------------
Banks and Savings & Loans -- 2.1%
  Bank One Corp................... 814,971     29,175,962
  Comerica, Inc...................  39,611      2,281,593
  Mellon Financial Corp...........  35,260      1,621,960
  National City Corp..............  36,010      1,108,388
  PNC Financial Services Group.... 167,720     11,034,299
  Providian Financial Corp........ 548,510     32,471,792
  SouthTrust Corp.................  36,310        944,060
  U.S. Bancorp.................... 161,295      3,675,913
  Wells Fargo & Co................ 518,290     24,064,205
                                           --------------
                                              106,378,172
                                           --------------
Chemicals -- 0.5%
  Air Products & Chemicals, Inc... 213,534      9,769,181
  Dow Chemical Co................. 108,345      3,602,471
  E.I. du Pont de Nemours & Co.... 121,909      5,880,890
  Ecolab, Inc.....................  98,420      4,032,267
  Praxair, Inc....................  28,625      1,345,375
  Rohm & Haas Co..................  45,913      1,510,538
  Sherwin-Williams Co.............  21,606        479,653
                                           --------------
                                               26,620,375
                                           --------------
Commercial Services -- 0.1%
  Cintas Corp.....................   5,327        246,374
  Concord EFS, Inc.(a)............  34,660      1,802,667
  Convergys Corp.(a)..............  57,946      1,752,866
  Moody's Corp....................  25,958        869,593

                                                       Value
COMMON STOCKS                             Shares      (Note 2)
(Continued)                              --------- --------------
Commercial Services (cont'd.)
  Paychex, Inc..........................    41,787 $    1,671,480
                                                   --------------
                                                        6,342,980
                                                   --------------
Communications Equipment -- 0.2%
  ONI Systems Corp.(a)..................   154,300      4,304,970
  Sonus Networks, Inc.(a)...............   189,400      4,424,384
                                                   --------------
                                                        8,729,354
                                                   --------------
Computers -- 3.4%
  Compaq Computer Corp..................   838,406     12,986,909
  Dell Computer Corp.(a)................   545,866     14,274,396
  Hewlett-Packard Co....................   189,953      5,432,656
  International Business Machines Corp..   781,131     88,267,803
  Sun Microsystems, Inc.(a)............. 3,296,416     51,819,659
                                                   --------------
                                                      172,781,423
                                                   --------------
Computer Software & Services -- 7.1%
  Adobe Systems, Inc....................    23,034      1,082,598
  Automatic Data Processing, Inc........    79,447      3,948,516
  BEA Systems, Inc.(a)..................   232,000      7,124,720
  BMC Software, Inc.(a).................   534,100     12,038,614
  Cisco Systems, Inc.(a)................ 3,016,577     54,901,701
  Computer Associates
   International, Inc...................    57,091      2,055,276
  Electronic Data Systems Corp..........   203,117     12,694,813
  EMC Corp..............................   594,915     17,282,281
  First Data Corp.......................   102,690      6,597,833
  Intuit, Inc.(a).......................    97,732      3,908,303
  Mercury Interactive Corp.(a)..........    57,936      3,470,366
  Microsoft Corp.(a).................... 2,585,213    188,720,549
  Network Appliance, Inc.(a)............     7,319        100,270
  Oracle Corp.(a)....................... 1,737,330     33,009,270
  PeopleSoft, Inc.(a)...................    51,959      2,557,942
  Siebel Systems, Inc.(a)...............    41,686      1,955,073
  Unisys Corp.(a).......................   142,240      2,092,350
  VERITAS Software Corp.(a).............   137,474      9,146,145
  Yahoo!, Inc.(a).......................    47,189        943,308
                                                   --------------
                                                      363,629,928
                                                   --------------
Consumer Products -- 2.5%
  Avon Products, Inc....................    55,703      2,577,935
  Colgate-Palmolive Co..................    57,916      3,416,465
  Estee Lauder Cos., Inc.
   (Class "A" Stock)....................    26,445      1,139,779
  Gillette Co...........................    70,632      2,047,622
  Kimberly-Clark Corp...................   333,967     18,668,755
  Philip Morris Cos., Inc............... 1,838,801     93,319,151
  Procter & Gamble Co...................   126,448      8,067,382
                                                   --------------
                                                      129,237,089
                                                   --------------
Consumer Services
  Sabre Holdings Corp.
   (Class "A" Stock)(a).................    16,880        844,000
                                                   --------------
Diversified Industries
  Avery Dennison Corp...................    20,706      1,057,041
                                                   --------------
Diversified Manufacturing Operations -- 3.2%
  Danaher Corp..........................   192,100     10,757,600
  Eaton Corp............................    16,955      1,188,545
  Honeywell International, Inc..........    79,723      2,789,508

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

June 30, 2001 (Unaudited)



                                                               Value
       COMMON STOCKS                              Shares      (Note 2)
       (Continued)                               --------- --------------
       Diversified Manufacturing Operations (cont'd.)
         Illinois Tool Works, Inc...............    11,028 $      698,072
         Minnesota Mining & Manufacturing Co....   366,927     41,866,371
         Pall Corp..............................    13,294        312,808
         SPX Corp.(a)...........................   209,000     26,162,620
         Textron, Inc...........................    11,328        623,493
         Tyco International, Ltd................ 1,462,060     79,682,270
                                                           --------------
                                                              164,081,287
                                                           --------------
       Diversified Operations -- 0.9%
         Cendant Corp.(a).......................    79,972      1,559,454
         Williams Cos., Inc..................... 1,315,630     43,350,009
                                                           --------------
                                                               44,909,463
                                                           --------------
       Drugs & Medical Supplies -- 7.2%
         Abbott Laboratories.................... 1,364,680     65,518,287
         Allergan, Inc..........................    17,160      1,467,180
         American Home Products Corp............ 1,055,765     61,698,907
         Amgen, Inc.(a).........................   109,613      6,651,317
         Applera Corp.-Applied Biosystems Group.    24,757        662,250
         Baxter International, Inc..............   166,274      8,147,426
         Becton Dickinson & Co..................    26,947        964,433
         Biomet, Inc............................   164,500      7,905,870
         Bristol-Myers Squibb Co................   210,808     11,025,258
         Cardinal Health, Inc...................    72,207      4,982,283
         Invitrogen Corp.(a)....................   102,000      7,323,600
         Johnson & Johnson......................   807,052     40,352,597
         MedImmune, Inc.(a).....................    27,233      1,285,398
         Medtronic, Inc.........................   209,983      9,661,318
         Merck & Co., Inc.......................   419,527     26,811,970
         Novartis AG (ADR) (Switzerland)........   681,000     24,618,150
         Nycomed Amersham PLC...................    27,700      1,020,357
         Pfizer, Inc............................ 1,758,455     70,426,123
         Schering-Plough Corp...................    45,162      1,636,671
         Teva Pharmaceutical Industries, Ltd....
          ADR (Israel)..........................   256,900     16,004,870
         Watson Pharmaceuticals, Inc.(a)........    45,763      2,820,831
                                                           --------------
                                                              370,985,096
                                                           --------------
       Electronics -- 3.9%
         Advanced Micro Devices, Inc.(a)........    14,000        404,320
         Agilent Technologies, Inc.(a)..........    27,683        899,697
         Broadcom Corp.(a)......................    20,331        869,354
         Celestica, Inc. (Class "A" Stock)
          (Canada)(a)...........................   223,200     11,494,800
         Corning, Inc...........................    82,073      1,371,440
         Emerson Electric Co....................   292,085     17,671,142
         Intel Corp............................. 1,733,132     50,694,111
         Jabil Circuit, Inc.(a).................    36,236      1,118,243
         JDS Uniphase Corp.(a)..................   139,334      1,741,675
         Johnson Controls, Inc..................     9,228        668,753
         Linear Technology Corp.................    36,126      1,597,492
         Micron Technology, Inc.(a).............   956,416     39,308,698
         Molex, Inc. (Class "A" Stock)..........   108,930      3,248,293
         Parker-Hannifin Corp...................    69,244      2,938,715
         PerkinElmer, Inc.......................    24,250        667,603
         Sanmina Corp.(a).......................    34,659        811,367
         Solectron Corp.(a).....................   674,891     12,350,505
         Texas Instruments, Inc................. 1,575,094     49,615,461

                                                       Value
COMMON STOCKS                             Shares      (Note 2)
(Continued)                              --------- --------------
Electronics  (cont'd.)
  Xilinx, Inc.(a).......................    36,460 $    1,503,610
                                                   --------------
                                                      198,975,279
                                                   --------------
Exchange Traded Fund -- 0.6%
  Nasdaq-100 Index Tracking Stock(a)....   656,900     30,020,330
                                                   --------------
Financial Services -- 9.5%
  American Express Co...................   563,135     21,849,638
  American General Corp.................   213,721      9,927,340
  Bank of America Corp..................   419,555     25,185,887
  Bank of New York Co., Inc............. 1,056,798     50,726,304
  Capital One Financial Corp............    97,157      5,829,420
  Charles Schwab Corp...................    24,982        382,225
  Citigroup, Inc........................   793,500     41,928,540
  Federal Home Loan Mortgage Corp.......   434,132     30,389,240
  Federal National Mortgage Association.   216,585     18,442,213
  Fifth Third Bancorp...................    63,768      3,829,268
  FleetBoston Financial Corp............ 1,446,850     57,078,232
  Franklin Resources, Inc...............    48,688      2,228,450
  Goldman Sachs Group, Inc..............   160,532     13,773,646
  H&R Block, Inc........................    14,041        906,347
  Household International, Inc..........   400,605     26,720,353
  J.P. Morgan Chase & Co................ 1,580,339     70,483,119
  Lehman Brothers Holdings, Inc.........    60,242      4,683,816
  MBNA Corp.............................   199,630      6,577,809
  Merrill Lynch & Co., Inc..............   326,847     19,365,685
  Morgan Stanley Dean Witter & Co.......   927,718     59,587,327
  Washington Mutual, Inc................   423,819     15,914,403
                                                   --------------
                                                      485,809,262
                                                   --------------
Food & Beverage -- 2.4%
  Anheuser-Busch Cos., Inc..............    52,702      2,171,322
  Campbell Soup Co......................    46,663      1,201,572
  Coca-Cola Co..........................   477,994     21,509,730
  Coca-Cola Enterprises, Inc............    45,998        752,067
  ConAgra Foods, Inc....................   316,000      6,259,960
  General Mills, Inc....................    76,596      3,353,373
  Heinz (H.J.) Co.......................    33,834      1,383,472
  Hershey Foods Corp....................    28,358      1,749,972
  Kroger Co.(a).........................   152,667      3,816,675
  PepsiCo, Inc.......................... 1,256,052     55,517,498
  Quaker Oats Co........................    37,360      3,409,100
  Sara Lee Corp.........................    93,476      1,770,436
  SYSCO Corp............................   125,810      3,415,742
  The Pepsi Bottling Group, Inc.........    19,355        776,136
  Unilever NV, ADR (Netherlands)........   301,236     17,944,629
                                                   --------------
                                                      125,031,684
                                                   --------------
Healthcare Service -- 3.4%
  HCA-The Healthcare Co.................   670,000     30,277,300
  Health Net Inc.(a).................... 1,844,800     32,099,520
  Sepracor Inc.(a)......................   936,600     37,276,680
  Tenet Healthcare Corp.................    30,008      1,548,112
  UnitedHealth Group, Inc...............   590,817     36,482,950
  Wellpoint Health Networks, Inc.(a)....   396,100     37,328,464
                                                   --------------
                                                      175,013,026
                                                   --------------
Household Products
  Leggett & Platt, Inc..................    60,842      1,340,349
                                                   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

June 30, 2001 (Unaudited)


                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                --------- ------------
       Insurance -- 5.1%
         ACE, Ltd................................    23,031 $    900,282
         AFLAC, Inc..............................    97,527    3,071,125
         Allstate Corp...........................   132,187    5,814,906
         American International Group, Inc.......   592,642   50,967,212
         Chubb Corp..............................   133,655   10,348,907
         CIGNA Corp..............................   607,500   58,210,650
         Hartford Financial Services Group, Inc..   698,619   47,785,540
         John Hancock Financial
          Services, Inc..........................    53,336    2,147,307
         Lincoln National Corp...................    23,331    1,207,379
         Loews Corp..............................   889,000   57,278,270
         Marsh & McLennan Companies, Inc.........   106,686   10,775,286
         MetLife, Inc............................    85,974    2,663,474
         MGIC Investment Corp....................    51,689    3,754,689
         St. Paul Cos., Inc......................    30,233    1,532,511
         XL Capital, Ltd. (Class "A" Stock)
          (Bermuda)..............................    45,000    3,694,500
                                                            ------------
                                                             260,152,038
                                                            ------------
       Leisure -- 0.7%
         Carnival Corp...........................    91,000    2,793,700
         Marriott International, Inc.
          (Class "A" Stock)......................   398,708   18,874,837
         Starwood Hotels & Resorts
          Worldwide, Inc.........................   348,403   12,988,464
                                                            ------------
                                                              34,657,001
                                                            ------------
       Machinery -- 0.3%
         Caterpillar, Inc........................    18,605      931,180
         Cummins, Inc............................   107,000    4,140,900
         Deere & Co..............................   114,735    4,342,720
         Dover Corp..............................    88,825    3,344,261
                                                            ------------
                                                              12,759,061
                                                            ------------
       Media -- 7.0%
         AOL Time Warner, Inc.(a)................ 1,701,055   90,155,915
         AT&T Corp.-Liberty Media Corp.
          (Class"A" Stock)(a).................... 3,840,912   67,177,551
         Clear Channel Communications, Inc.(a)...    72,545    4,548,571
         Comcast Corp. (Special
          Class "A" Stock)(a)....................   231,364   10,041,198
         Gannett Co., Inc........................    45,763    3,015,782
         Knight-Ridder, Inc......................   142,600    8,456,180
         McGraw Hill, Inc........................   451,633   29,875,523
         New York Times Co. (Class "A" Stock)....   255,680   10,738,560
         News Corp., Ltd. ADR (Australia)........   999,700   32,390,280
         Tribune Co..............................   532,300   21,297,323
         Univision Communications, Inc.
          (Class "A" Stock)(a)...................    23,857    1,020,602
         Viacom, Inc. (Class "B" Stock)(a)....... 1,403,775   72,645,356
         Walt Disney Co..........................   225,438    6,512,904
                                                            ------------
                                                             357,875,745
                                                            ------------
       Metals & Minerals -- 1.4%
         Freeport-McMoRan Copper &
          Gold, Inc.(a).......................... 3,853,300   38,648,599
         Phelps Dodge Corp.......................   785,700   32,606,550
                                                            ------------
                                                              71,255,149
                                                            ------------

                                                   Value
COMMON STOCKS                          Shares     (Note 2)
(Continued)                           --------- ------------
Mining -- 0.8%
  Barrick Gold Corp..................    77,796 $  1,178,609
  Newmont Mining Corp................ 2,121,109   39,473,839
  Placer Dome, Inc. (Canada).........    59,867      586,697
                                                ------------
                                                  41,239,145
                                                ------------
Oil & Gas -- 4.2%
  Amerada Hess Corp..................   390,000   31,512,000
  El Paso Corp.......................   887,476   46,627,989
  Halliburton Co..................... 1,069,900   38,088,440
  Kerr-McGee Corp....................   427,500   28,330,425
  Nabors Industries, Inc.(a).........    75,096    2,793,571
  Phillips Petroleum Co..............   823,600   46,945,200
  Royal Dutch Petroleum Co. ADR
   (Netherlands).....................   319,231   18,601,591
                                                ------------
                                                 212,899,216
                                                ------------
Oil & Gas Exploration & Production -- 4.1%
  Anadarko Petroleum Corp............   295,300   15,955,059
  BP PLC ADR (United Kingdom)........    31,740    1,582,239
  Burlington Resources, Inc..........    59,341    2,370,673
  Chevron Corp.......................    98,015    8,870,358
  Conoco, Inc. (Class "A" Stock)..... 1,703,200   48,030,240
  Conoco, Inc. (Class "B" Stock).....   108,105    3,124,234
  Devon Energy Corp..................    25,432    1,335,180
  Exxon Mobil Corp...................   768,960   67,168,656
  TotalFinaElf SA ADR (France).......   821,200   57,648,240
  Unocal Corp........................    43,437    1,483,374
                                                ------------
                                                 207,568,253
                                                ------------
Oil & Gas Services -- 0.8%
  Kinder Morgan, Inc.................    31,059    1,560,715
  Schlumberger, Ltd..................    94,451    4,972,845
  Transocean Sedco Forex, Inc........   782,356   32,272,185
  Weatherford International, Inc.(a).    54,469    2,614,512
                                                ------------
                                                  41,420,257
                                                ------------
Paper & Forest Products -- 1.9%
  Ball Corp..........................    12,254      582,800
  Bowater, Inc.......................    14,929      667,923
  Georgia-Pacific Group..............   299,000   10,121,150
  International Paper Co.............    60,017    2,142,607
  Mead Corp.......................... 1,017,000   27,601,380
  Sealed Air Corp.(a)................    26,332      980,867
  Temple-Inland, Inc.................   835,200   44,507,808
  UPM-Kymmene Oyj ADR (Finland)......   253,900    7,198,065
  Weyerhaeuser Co....................    37,360    2,053,679
  Willamette Industries, Inc.........    27,249    1,348,826
                                                ------------
                                                  97,205,105
                                                ------------
Pharmaceuticals -- 0.5%
  Eli Lilly & Co.....................   153,368   11,349,232
  Genentech, Inc.(a).................    29,900    1,647,490
  IMS Health, Inc....................    45,122    1,285,977
  Pharmacia Corp.....................   298,046   13,695,214
                                                ------------
                                                  27,977,913
                                                ------------
Photography -- 0.9%
  Eastman Kodak Co................... 1,016,200   47,436,216
                                                ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

June 30, 2001 (Unaudited)


                                                      Value
COMMON STOCKS                            Shares      (Note 2)
(Continued)                             --------- --------------
Real Estate Investment Trust -- 0.4%
  Archstone Communities Trust..........    55,700 $    1,435,946
  CarrAmerica Realty Corp..............    96,000      2,928,000
  Equity Office Properties Trust.......   261,000      8,255,430
  Spieker Properties, Inc..............    94,000      5,635,300
                                                  --------------
                                                      18,254,676
                                                  --------------
Restaurants -- 1.0%
  Darden Restaurants, Inc.............. 1,685,900     47,036,610
  McDonald's Corp......................   171,272      4,634,620
                                                  --------------
                                                      51,671,230
                                                  --------------
Retail -- 5.4%
  Bed Bath & Beyond, Inc.(a)...........    45,313      1,413,766
  Best Buy Co., Inc.(a)................    24,157      1,534,453
  Circuit City Stores-Circuit City
   Group, Inc..........................   451,000      8,118,000
  Costco Wholesale Corp.(a)............   973,842     40,005,429
  CVS Corp.............................   111,256      4,294,482
  Federated Department Stores, Inc.(a).   903,497     38,398,622
  Home Depot, Inc...................... 1,502,856     69,957,947
  Lowe's Cos., Inc.....................    74,346      5,393,802
  May Department Stores Co.............    14,554        498,620
  RadioShack Corp......................    22,835        696,467
  Safeway, Inc.(a).....................   567,770     27,252,960
  Staples, Inc.(a).....................   213,400      3,412,266
  Starbucks Corp.(a)...................    73,520      1,690,960
  Target Corp.......................... 1,265,698     43,793,151
  The Gap, Inc.........................    86,649      2,512,821
  Tiffany & Co.........................    48,613      1,760,763
  Wal-Mart Stores, Inc.................   507,140     24,748,432
  Walgreen Co..........................    66,768      2,280,127
  Zale Corp.(a)........................    20,931        705,375
                                                  --------------
                                                     278,468,443
                                                  --------------
Semiconductors -- 0.7%
  Analog Devices, Inc.(a)..............    99,849      4,318,469
  Applied Materials, Inc.(a)...........   286,428     14,063,615
  Axcelis Technologies, Inc.(a)........    40,597        600,836
  KLA-Tencor Corp.(a)..................    23,632      1,381,763
  Novellus Systems, Inc.(a)............   254,300     14,441,697
                                                  --------------
                                                      34,806,380
                                                  --------------
Steel & Metals -- 1.7%
  Alcan, Inc. (Canada).................    48,763      2,049,021
  Alcoa, Inc........................... 2,202,480     86,777,712
                                                  --------------
                                                      88,826,733
                                                  --------------
Telecommunications -- 7.3%
  ADC Telecommunications, Inc.(a)......   208,783      1,377,968
  ALLTEL Corp..........................    23,586      1,444,878
  AT&T Corp.(a)........................ 2,660,093     58,522,046
  BellSouth Corp.......................   147,633      5,945,181
  General Motors Corp.
   (Class "H'' Stock)(a)...............   562,000     11,380,500
  Global Crossing, Ltd. (Bermuda)(a)... 4,899,500     42,331,680
  Lucent Technologies, Inc.............   261,297      1,620,041
  Metromedia Fiber Network, Inc.(a).... 2,670,900      5,448,636
  Motorola, Inc........................ 3,163,009     52,379,429

                                                    Value
COMMON STOCKS                          Shares      (Note 2)
(Continued)                           --------- --------------
Telecommunications (cont'd.)
  Nextel Communications, Inc.
   (Class "A" Stock)(a)..............   277,935 $    4,863,863
  Nokia Oyj (ADR) (Finland).......... 2,363,800     52,098,152
  Nortel Networks Corp. (Canada).....   324,840      2,952,796
  NTL, Inc.(a).......................    19,430        234,132
  QUALCOMM, Inc.(a)..................    74,946      4,382,842
  Qwest Communications
   International, Inc................   771,826     24,598,095
  SBC Communications, Inc............   691,156     27,687,709
  Sprint Corp. (FON. Group)..........    68,935      1,472,452
  Sprint Corp. (PCS Group)(a)........   233,633      5,642,237
  Tellabs, Inc.(a)...................   112,906      2,188,118
  Verizon Communications, Inc........ 1,017,457     54,433,949
  Williams Communications Group,
   Inc.(a)........................... 2,825,164      8,334,234
  WorldCom, Inc.-WorldCom Group......   258,162      3,665,900
  XO Communications, Inc.
   (Class "A" Stock)(a)..............   337,596        648,184
                                                --------------
                                                   373,653,022
                                                --------------
Transportation -- 0.3%
  Burlington Northern Santa Fe Corp.     63,918      1,928,406
  Canadian National Railway Co.
   (Canada)..........................   193,000      7,816,500
  Canadian Pacific, Ltd. (Canada)....    20,856        808,170
  FedEx Corp.(a).....................    32,634      1,311,887
  Union Pacific Corp.................    31,134      1,709,568
  United Parcel Service, Inc.
   (Class "B" Stock).................     1,467         84,792
                                                --------------
                                                    13,659,323
                                                --------------
Utilities -- 2.0%
  AES Corp.(a).......................    90,700      3,904,635
  Calpine Corp.(a)...................    93,476      3,533,393
  Dominion Resources, Inc............    46,063      2,769,768
  Duke Energy Corp...................   122,584      4,782,002
  Dynegy, Inc. (Class "A" Stock).....   105,329      4,897,799
  Enron Corp.........................   305,004     14,945,196
  Exelon Corp........................   817,106     52,392,837
  Mirant Corp.(a)....................    37,668      1,295,779
  NiSource, Inc......................    33,759        922,633
  PG&E Corp..........................   347,000      3,886,400
  Southern Co........................   488,493     11,357,462
                                                --------------
                                                   104,687,904
                                                --------------
Waste Management
  Waste Management, Inc..............    69,094      2,129,477
                                                --------------
TOTAL COMMON STOCKS
 (cost $5,043,378,913).........................  4,933,709,255
                                                --------------

PREFERRED STOCK -- 0.1%
  Electronic Data Systems Corp.(a)
   (cost $6,600,000).................   132,000      6,956,400
                                                --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $5,049,978,913).........................  4,940,665,655
                                                --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

June 30, 2001 (Unaudited)


                                            Principal
                                             Amount       Value
         SHORT-TERM                           (000)      (Note 2)
         INVESTMENTS -- 3.6%                --------- ---------------
         Repurchase Agreement -- 3.5%
           Joint Repurchase Agreement
            Account, 3.97%, 07/02/01
            (Note 5)....................... $181,351  $   181,351,000
                                                      ---------------
         U.S. Government Obligation -- 0.1%
           United States Treasury Bills,
            6.04%, 08/23/01 (b)(c).........    2,750        2,725,559
                                                      ---------------
                                            Contracts
         Outstanding Put Option Purchased   ---------
           VERITAS Software Corp.
            [expiring 7/17/01 @$60]........      940          155,100
                                                      ---------------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $184,530,579)........................     184,231,659
                                                      ---------------
         TOTAL INVESTMENTS BEFORE OUTSTANDING
          OPTIONS WRITTEN -- 100.1%
          (cost $5,234,509,493; Note 6)..............   5,124,897,314
         OUTSTANDING CALL
         OPTION WRITTEN
           VERITAS Software Corp.
            [expiring 7/17/01 @$80]
            (proceeds $230,527)............      705          (56,400)
                                                      ---------------
         TOTAL INVESTMENTS, NET OF OUTSTANDING
          OPTIONS WRITTEN -- 100.1%..................   5,124,840,914
         VARIATION MARGIN ON OPEN FUTURES
          CONTRACTS (d)..............................          116,500
         LIABILITIES IN EXCESS OF
          OTHER ASSETS -- (0.1)%.....................      (6,034,944)
                                                      ---------------
         NET ASSETS -- 100.0%........................ $ 5,118,922,470
                                                      ===============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Company)
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a)Non-income producing security.

(b)Rate quoted represents yield-to-maturity as of purchase date.

(c)Security segregated as collateral for futures contracts.

(d)Open futures contracts as of June 30, 2001 were as follows:

                                                    Value at
    Number of               Expiration  Value at    June 30,
    Contracts        Type      Date    Trade Date     2001     Depreciation
    ---------------  ----   ---------- ----------- ----------- ------------
    Long Positions: S&P 500
          99         Index   Sept 01   $26,700,850 $26,481,550  $(219,300)
                                                                =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

                               GLOBAL PORTFOLIO

June 30, 2001 (Unaudited)



       LONG-TERM INVESTMENTS -- 85.9%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS                           ---------- --------------
       Australia -- 3.7%
         BHP Billiton, Ltd....................  3,558,167 $   19,122,059
         Commonwealth Bank of Australia.......  1,042,700     18,183,334
                                                          --------------
                                                              37,305,393
                                                          --------------
       Brazil -- 0.9%
         Embraer-Empresa Brasileira de
          Aeronautica SA (ADR)................    237,300      9,266,565
                                                          --------------
       Canada -- 0.5%
         Alcan, Inc...........................    127,300      5,349,146
                                                          --------------
       Finland -- 1.6%
         Nokia Oy.............................    736,000     16,720,714
                                                          --------------
       France -- 4.5%
         Altran Technologies SA...............     54,300      2,534,493
         Legrand SA(b)........................     35,545      6,805,284
         Publicis SA..........................    162,390      3,941,431
         Societe Television Francaise 1.......    299,310      8,753,166
         TotalFinaElf SA......................    170,923     23,991,901
                                                          --------------
                                                              46,026,275
                                                          --------------
       Republic of Germany -- 2.6%
         Deutsche Boerse AG(b)................    268,720      9,509,653
         Deutsche Post AG.....................    467,000      7,490,440
         Muenchener Rueckversicherungs
          -Gesellschaft AG....................     32,600      9,107,645
                                                          --------------
                                                              26,107,738
                                                          --------------
       Hong Kong -- 3.2%
         China Merchants Holdings
          International Co., Ltd.............. 12,444,600      9,493,118
         China Mobile, Ltd.(a)................  3,494,800     18,415,144
         Li & Fung, Ltd.......................  3,067,800      5,034,403
                                                          --------------
                                                              32,942,665
                                                          --------------
       Italy -- 4.3%
         Banca Popolare di Verona(a)..........    277,330      2,631,282
         Bulgari SpA..........................  1,225,800     12,868,205
         Intesa BCI SpA.......................  3,695,300     13,077,189
         Riunione Adriatica di Sicurta SpA(b)     728,400      8,975,635
         Tod's SpA............................    146,300      5,847,818
                                                          --------------
                                                              43,400,129
                                                          --------------
       Japan -- 6.4%
         Mitsubishi Corp......................  1,260,000     10,157,622
         Nintendo Co., Ltd....................    136,400     24,836,803
         Nippon Television Network Corp.......     15,640      3,788,778
         ORIX Corp............................    119,600     11,637,172
         Sanyo Electric Co., Ltd..............  2,413,000     15,252,428
                                                          --------------
                                                              65,672,803
                                                          --------------
       Korea -- 0.5%
         Hynix Semiconductor, Inc. GDR(a)(b)..    479,000      5,161,225
                                                          --------------
       Mexico -- 2.2%
         America Movil SA de CV
          (Class "L" Shares) (ADR)............    402,300      8,391,978
         Telefonos de Mexico SA de CV
          (Class "L" Shares) (ADR)............    402,300     14,116,707
                                                          --------------
                                                              22,508,685
                                                          --------------

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                            ---------- --------------
        Netherlands -- 4.5%
          Gucci Group.........................    137,700 $   11,376,235
          ING Groep NV........................    371,600     24,345,665
          VNU NV..............................    315,663     10,715,497
                                                          --------------
                                                              46,437,397
                                                          --------------
        Spain -- 1.4%
          Banco Santander Central Hispano
           SA.................................  1,153,400     10,473,513
          Industria de Diseno Textil SA(a)....    248,000      3,967,269
                                                          --------------
                                                              14,440,782
                                                          --------------
        Sweden -- 2.4%
          Skanska AB (Class "B" Shares)(b)....  2,559,200     24,256,701
                                                          --------------
        United Kingdom -- 4.8%
          COLT Telecom Group PLC(a)...........    735,300      5,113,583
          Exel PLC............................    550,200      5,906,688
          GKN PLC.............................  1,226,160     11,820,264
          Matalan PLC(a)......................    458,663      3,215,666
          Vodafone Group PLC.................. 10,532,454     23,447,999
                                                          --------------
                                                              49,504,200
                                                          --------------
        United States -- 42.4%
          Alcoa, Inc..........................    106,300      4,188,220
          American Home Products Corp.........    433,500     25,333,740
          AOL Time Warner, Inc.(a)............    839,750     44,506,750
          BEA Systems, Inc.(a)(b).............     38,700      1,188,477
          CIENA Corp.(a)......................     31,700      1,204,600
          Cisco Systems, Inc.(a)..............    495,900      9,025,380
          Citigroup, Inc......................    880,300     46,515,052
          Coach, Inc.(a)......................    149,000      5,669,450
          Comcast Corp. (Class "A" Shares)(a).    357,400     15,511,160
          Electronic Arts, Inc.(a)............    328,000     18,991,200
          EMC Corp.(a)........................    462,800     13,444,340
          Goldman Sachs Group, Inc............    107,700      9,240,660
          Home Depot, Inc.....................    186,900      8,700,195
          J. P. Morgan Chase & Co.............    328,600     14,655,560
          Juniper Networks, Inc.(a)(b)........     82,300      2,559,530
          Marriott International, Inc.
           (Class "A" Shares)(b)..............    151,500      7,172,010
          Microsoft Corp.(a)..................    115,200      8,409,600
          Omnicom Group, Inc.(b)..............    310,300     26,685,800
          Oracle Corp.(a).....................    709,000     13,471,000
          Pfizer, Inc.........................    332,800     13,328,640
          Pharmacia Corp......................    439,500     20,195,025
          SCI Systems, Inc.(a)................    218,700      5,576,850
          Solectron Corp.(a)(b)...............    893,000     16,341,900
          Starwood Hotels & Resorts
           Worldwide, Inc.....................    145,100      5,409,328
          Sun Microsystems, Inc.(a)...........    395,900      6,223,548
          Target Corp.........................    678,800     23,486,480
          Texas Instruments, Inc..............    352,400     11,100,600
          USA Networks, Inc.(a)...............  1,181,700     33,087,600
          Viacom, Inc. (Class "B" Shares)(a)..    351,700     18,200,475
          Wal-Mart Stores, Inc................    102,300      4,992,240
                                                          --------------
                                                             434,415,410
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $892,592,527).............................    879,515,828
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

June 30, 2001 (Unaudited)


                                              Principal
                                   Moody's     Amount       Value
                                   Rating       (000)      (Note 2)
                                   -------    --------- --------------
            SHORT-TERM INVESTMENTS -- 16.2%
            COMMERCIAL PAPER -- 6.5%
              Market Street Funding Corp.(c),
               3.82%, 07/18/01....   P-1       $ 5,000  $    4,990,981
              Qwest Capital Funding, Inc.(c),
               4.12%, 07/20/01....   P-1         8,900       8,880,647
              Reed Elsevier, Inc.(c),
               4.00%, 07/26/01....   P-1        10,000       9,972,222
               4.00%, 07/27/01....   P-1        25,000      24,927,778
              Sprint Capital Corp.(c),
               4.33%, 07/26/01....   P-1         1,900       1,894,287
               4.15%, 08/27/01....   P-1         4,000       3,973,716
              Tennessee Gas & Pipeline(c),
               4.05%, 08/28/01....   P-1         2,861       2,842,332
              UBS Finance, Inc.(c),
               4.25%, 07/02/01....   P-1         9,109       9,107,925
                                                        --------------
            TOTAL COMMERCIAL PAPER....................      66,589,888
                                                        --------------
            TIME DEPOSIT
              Canadian Imperial Bank of
               Commerce(c),
               4.00%, 07/02/01....   P-1           456         456,000
                                                        --------------
            U. S. GOVERNMENT OBLIGATIONS -- 7.1%
              United States Treasury Bills,
               3.55% 09/06/01 (d).........      20,000      19,867,768
               3.56%, 09/27/01 (d)........      53,000      52,538,782
                                                        --------------

              TOTAL U. S. GOVERNMENT OBLIGATIONS..     72,406,550
                                                   --------------
              REPURCHASE AGREEMENT -- 2.6%
                Joint Repurchase Agreement
                 Account,
                 3.97%, 07/02/01 (Note 5).. 26,254     26,254,000
                                                   --------------
              TOTAL SHORT-TERM INVESTMENTS
               (cost $165,706,438)................    165,706,438
                                                   --------------
              TOTAL INVESTMENTS -- 102.1%
               (cost $1,058,298,965; Note 6)......  1,045,222,266
                                                   --------------
              UNREALIZED APPRECIATION ON FORWARD
               FOREIGN CURRENCY CONTRACT (e)......
              LIABILITIES IN EXCESS OF OTHER              541,252
                ASSETS -- (2.1)%................     (21,656,049)
                                                   --------------
              TOTAL NET ASSETS -- 100.0%.......... $1,024,107,469
                                                   ==============

The following abbreviations are used in portfolio descriptions:

                AB  Aktiebolag (Swedish Stock Company)
                ADR American Depository Receipt
                AG Aktiengesellschaft (German Stock Company) GDR Global Depository Receipt
                NV  Naamloze Vennootschap (Dutch Corporation)
                Oy  Osakehoo (Finnish Corporation)
                PLC Public Limited Company (British Corporation)
                SA  Sociedad Anonima (Spanish Corporation) or
                    Societe Anonyme (French Corporation)
                SpA Societa per Azioni (Italian Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $64,783,388; cash collateral of $66,655,675 was received with which the portfolio purchased securities.

(c)Represents security purchased with cash collateral received for securities of loan.

(d)Rate quoted represents yield-to-maturity as of purchase date.

(e)Outstanding forward currency contracts as of June 30, 2001 were as follows.

                                  Value at
          Foreign Currency       Settlement    Current   Appreciation/
          Contract                  Date        Value    Depreciation
          ----------------       ----------- ----------- -------------
          Purchased:
            Eurodollars
             expiring 7/2/01     $25,473,000 $25,422,572   $(50,428)
                                 ----------- -----------   --------
          Sold:
            Japanese Yen
             expiring 7/2/01       3,927,027   3,936,040     (9,013)
             expiring 10/10/01    13,823,645  13,638,140    185,505
             expiring 10/23/01    12,609,104  12,193,916    415,188
                                                           --------
                                                            591,680
                                                           --------
                                                           $541,252
                                                           ========

The industry classification of portfolio of holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2001 were as follows:

                 Media................................  13.1%
                 Financial Services...................  13.1%
                 Telecommunications...................   8.8%
                 Electronics..........................   7.6%
                 Retail...............................   7.3%
                 U.S. Treasury Obligations............   7.1%
                 Computer Software & Services.........   6.9%
                 Commercial Paper.....................   6.5%
                 Pharmaceuticals......................   5.8%
                 Commercial Banking...................   4.3%
                 Advertising..........................   3.0%
                 Repurchase Agreements................   2.6%
                 Construction.........................   2.4%
                 Oil & Gas Services...................   2.3%
                 Metal & Minerals.....................   1.9%
                 Transport Services...................   1.3%
                 Hotel/Motel..........................   1.2%
                 Automobiles & Manufacturing..........   1.2%
                 Diversified Operations...............   1.0%
                 Manufacturing........................   0.9%
                 Aluminum.............................   0.9%
                 Aerospace/Defense....................   0.9%
                 Electrical Equipment.................   0.7%
                 Apparel..............................   0.6%
                 Distribution/Wholesalers.............   0.5%
                 Engineering..........................   0.2%
                 Time Deposit.........................   0.0%
                                                       -----
                                                       102.1%
                 Liabilities in excess of other assets  (2.1)%
                                                       -----
                                                       100.0%
                                                       =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

                           HIGH YIELD BOND PORTFOLIO

June 30, 2001 (Unaudited)



                                                                                                          Principal
                                                                                Moody's Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 95.1%                                                  Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS -- 88.5%                                                        ------- -------- -------- ---------- ------------
Aerospace -- 1.9%
  Alliant Techsystems, Inc., Sr. Sub. Notes(d).................................   B2       8.50% 05/15/11 $    1,090 $  1,100,900
  BE Aerospace, Inc., Sr. Sub. Notes(d)........................................   B2       9.50% 11/01/08        580      585,800
  Continental Airlines, Inc., Sr. Notes........................................  Ba2       8.00% 12/15/05      1,850    1,802,510
  Delta Air Lines, Inc., Sr. Notes.............................................  Baa3      8.30% 12/15/29      1,700    1,506,744
  Northwest Airlines, Inc., Gtd. Notes(d)......................................  Ba2      8.875% 06/01/06      1,000      987,290
  Sequa Corp...................................................................  Ba2       9.00% 08/01/09        500      495,000
  Stellex Industries, Inc., Sr. Sub. Notes (cost $3,593,591; purchased
   10/23/97)(b)(f).............................................................   B3       9.50% 11/01/07      4,000       80,000
  United Air Lines, Inc., Sr. Notes............................................  Baa3      9.75% 08/15/21      1,000      932,480
  United Air Lines, Inc., Deb. Notes, Ser. A...................................  Baa3     10.67% 05/01/04      2,000    2,068,680
  US Airways, Inc. Pass-thru Certs., Ser. 89-A2................................   B1       9.82% 01/01/13      1,775    1,592,477
  US Airways, Inc. Pass-thru Certs., Ser. 93-A3................................  Ba3     10.375% 03/01/13      1,000      931,390
                                                                                                                     ------------
                                                                                                                       12,083,271
                                                                                                                     ------------
Automotive Parts -- 0.6%
  Collins & Aikman Products, Sr. Sub. Notes....................................   B2      11.50% 04/15/06        700      672,000
  Eagle Picher Holdings, Inc., Sr. Sub. Notes..................................   B3      9.375% 03/01/08      1,750    1,163,750
  Navistar International Corp., Sr. Notes......................................  Ba1      9.375% 06/01/06      1,190    1,198,925
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B............................  Caa1     10.25% 12/15/07      1,180      944,000
                                                                                                                     ------------
                                                                                                                        3,978,675
                                                                                                                     ------------
Banks -- 0.2%
  Sovereign Bancorp, Sr. Notes.................................................  Ba3      10.25% 05/15/04      1,235    1,296,207
                                                                                                                     ------------
Broadcasting & Other Media -- 5.5%
  Ackerley Group, Inc., Sr. Sub. Notes.........................................   B2       9.00% 01/15/09      3,000    2,610,000
  Fox Family Worldwide, Inc., Sr. Notes........................................   B1       9.25% 11/01/07      1,375    1,381,875
  Fox Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02)....   B1      10.25% 11/01/02      5,000    4,450,000
  Globo Communicacoes, Sr. Notes (Brazil)(d)...................................   B2      10.50% 12/20/06      1,300    1,111,500
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero Coupon (until 02/1/03).  Caa1     11.65% 02/01/03        240       96,000
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03)............   B3      10.00% 03/01/08      1,950    1,530,750
  Lin Holdings Corp., Sr. Disc. Notes..........................................   B3      10.00% 03/01/08      3,500    2,520,000
  Mail-Well Corp., Sr. Sub. Notes(d)...........................................   B1       8.75% 12/15/08      4,000    3,400,000
  Nextmedia Operating, Inc., Sr. Sub. Notes....................................   B3      10.75% 07/01/11      2,000    2,000,000
  Paxson Communications Corp., Sr. Notes.......................................   B2      10.75% 07/15/11      3,300    3,300,000
  Phoenix Color Corp., Sr. Sub. Notes..........................................   B3     10.375% 02/01/09      4,000    3,240,000
  Radio Unica, Sr. Disc. Notes, Zero Coupon (until 08/01/02)...................   NR      11.75% 08/01/06      2,750    1,595,000
  Sirius Satellite Radio, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/02)..  Caa1     15.00% 12/01/02      4,245    1,422,075
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 04/15/04)....   B3      11.25% 04/15/09        250      115,000
  Spectrasite Holdings, Inc., Sr. Sub. Notes, Zero Coupon (until 03/15/05)(d)..   B3     12.875% 03/15/10      1,900      798,000
  Sun Media Corp, Sr. Sub. Notes...............................................   B2       9.50% 02/15/07        500      500,000
  Susquehanna Media Co., Sr. Sub. Notes........................................   B1       8.50% 05/15/09      1,800    1,838,250
  XM Satellite Radio, Inc......................................................   NR      14.00% 03/15/10      5,005    3,003,000
  Young Broadcasting, Inc., Sr. Sub. Notes Ser. A(d)...........................   B2      10.00% 03/01/11      1,200    1,146,000
                                                                                                                     ------------
                                                                                                                       36,057,450
                                                                                                                     ------------
Building & Related Industries -- 0.2%
  New Millenium Homes LLC, Sr. Notes(e)........................................   NR        Zero 12/31/04      2,781    1,390,500
                                                                                                                     ------------
Cable -- 10.2%
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03).........   B2     11.875% 12/01/08      6,000    4,590,000
  Callahan Nordrhein-Westfalen(d)..............................................   NR        Zero 07/15/05      7,000    2,660,000
  Callahan Nordrhein-Westfalen(d)..............................................   NR      14.00% 07/15/10      1,000      820,000
  Charter Communications Holdings, Sr. Notes(d)................................   B2      10.00% 05/15/11      8,000    8,120,000
  Charter Communications Holdings, Sr. Notes...................................   B2      10.75% 10/01/09      2,000    2,075,000
  Charter Communications Holdings, Sr. Notes...................................   B2     11.125% 01/15/11      1,315    1,380,750
  Charter Communications Holdings LLC, Sr. Notes...............................   B2      9.625% 11/15/09      7,000    7,008,750
  Charter Communications Int'l., Sr. Notes(d)..................................   B2      10.00% 04/01/09      1,000    1,015,000
  Charter Communications Int'l., Sr. Notes(d)..................................   B2      10.25% 01/15/10      2,235    2,257,350
  Coaxial Communications, Inc., Sr. Notes......................................   B3      10.00% 08/15/06      1,250    1,250,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

June 30, 2001 (Unaudited)



                                                                                                       Principal
                                                                             Moody's Interest Maturity  Amount       Value
                                                                             Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                  ------- -------- -------- ---------- ------------
Cable (cont'd.)
  CSC Holdings, Inc., Sr. Sub. Debs.........................................  Ba3      10.50% 05/15/16 $    5,275 $  5,670,625
  Diamond Cable Communications, Sr. Disc. Notes, Zero Coupon
   (until 02/15/02) (United Kingdom)........................................   B3      10.75% 02/15/07      4,000    2,000,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon
   (until 02/15/06)(d)......................................................   B3      12.25% 02/15/11      1,750    1,015,000
  International Cabletel, Inc., Sr. Disc. Notes.............................   B2      12.75% 04/15/05      6,100    4,514,000
  Mediacom Broadband LLC, Sr. Notes(d)......................................   B2      11.00% 07/15/13      2,000    2,035,000
  Mediacom LLC, Sr. Notes(d)................................................  Ba2      7.875% 02/15/11      2,000    1,700,000
  NTL, Inc., Sr. Notes, Zero Coupon (until 04/01/03)(d).....................   B3       9.75% 04/01/08      2,000      920,000
  NTL, Inc., Sr. Notes Ser. B, Zero Coupon (until 10/01/03)(d)..............   B2     12.375% 10/01/08      3,750    1,650,000
  Rogers Cablesystems, Ltd., Gtd. Notes.....................................   B2      11.00% 12/01/15        235      258,500
  Scott Cable Communications, Inc., Jr. Sub., PIK(b)........................   NR      16.00% 07/18/02        108       14,040
  Star Choice Communications, Sr. Sec'd. Notes (Canada).....................   B3      13.00% 12/15/05      5,750    6,138,125
  United Pan-Europe Communications, Sr. Disc. Notes, Zero Coupon
   (until 08/01/04).........................................................   B2      12.50% 08/01/04      9,140    1,645,200
  United Pan-Europe Communications NV, Sr. Notes............................   B2     10.875% 08/01/09      4,125    1,464,375
  United Pan-Europe Communications NV, Sr. Notes, Ser. B (Netherlands)(d)...   B2      11.25% 02/01/10     11,500    4,255,000
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)(d)......................................................  Caa1     13.75% 02/01/10      3,000      660,000
  UnitedGlobalCom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/03)......   B3      10.75% 02/15/08      4,750    1,520,000
                                                                                                                  ------------
                                                                                                                    66,636,715
                                                                                                                  ------------
Chemicals -- 2.9%
  Applied Extrusion Technologies, Inc., Sr. Notes(d)........................   B2      10.75% 07/01/11        990    1,002,375
  Huntsman ICI Chemical, Sr. Sub. Notes(d)..................................   B2     10.125% 07/01/09      2,260    2,226,100
  IMC Global, Inc., Sr. Notes...............................................  Ba1       7.40% 11/01/02        750      721,687
  IMC Global, Inc., Sr. Notes(d)............................................  Ba2     10.875% 06/01/08      1,200    1,184,088
  IMC Global, Inc., Sr. Notes(d)............................................  Ba2      11.25% 06/01/11      2,300    2,259,336
  ISP Chemco, Inc., Sr. Sub. Notes(d).......................................   B2      10.25% 07/01/11      1,500    1,500,000
  ISP Holdings, Inc., Sr. Notes.............................................  Ba3       9.00% 10/15/03        350      333,375
  Lyondell Chemical Co......................................................   B2      9.875% 05/01/07      1,110    1,107,225
  Lyondell Chemical Co., Sr. Sub. Notes(d)..................................   B2     10.875% 05/01/09      2,950    2,905,750
  Millennium America, Inc., Sr. Notes.......................................  Ba1       9.25% 06/15/08        720      716,400
  NL Industries, Inc., Sr. Notes............................................   B1      11.75% 10/15/03        702      688,838
  Sterling Chemicals, Inc., Sr. Sub. Notes..................................   B3     12.375% 07/15/06      4,770    3,720,600
  Texas Petrochemicals Corp., Sr. Sub. Notes................................   B3     11.125% 07/01/06        970      848,750
                                                                                                                  ------------
                                                                                                                    19,214,524
                                                                                                                  ------------
Commercial Services -- 1.7%
  Comdisco, Inc., Sr. Notes.................................................   B2       9.50% 08/15/03      2,000    1,520,000
  Service Corp. International, Notes........................................   B1       6.00% 12/15/05      2,158    1,780,350
  Service Corp. International, Sr. Notes....................................   B1       6.30% 03/15/20      3,250    3,063,125
  Service Corp. International...............................................   B1       6.50% 03/15/08      2,750    2,172,500
  Service Corp. International, Notes........................................   B1       7.00% 06/01/15        300      294,750
  Sun World International, Inc., Gtd. Notes, Ser. B.........................   B2      11.25% 04/15/04        270      248,738
  Unisys Corp., Sr. Notes(d)................................................  Ba1      8.125% 06/01/06      2,000    1,940,000
                                                                                                                  ------------
                                                                                                                    11,019,463
                                                                                                                  ------------
Consumer Products -- 1.0%
  Consumers International, Inc., Sr. Notes(b)...............................   B3      10.25% 04/01/05      3,125    1,031,250
  Electronic Retailing Systems International(e).............................   NR       8.00% 08/01/04        139        9,707
  Packaged Ice, Inc., Sr. Notes.............................................   B3       9.75% 02/01/05      3,130    2,566,600
  Radnor Holdings, Inc., Sr. Notes..........................................   B2      10.00% 12/01/03      1,750    1,417,500
  Seagate Technology International, Gtd. Notes(d)...........................   B1      12.50% 11/15/07      1,245    1,238,775
  Windmere-Durable Holdings, Inc., Sr. Notes................................   B3      10.00% 07/31/08        540      502,200
                                                                                                                  ------------
                                                                                                                     6,766,032
                                                                                                                  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

June 30, 2001 (Unaudited)



                                                                                                     Principal
                                                                           Moody's Interest Maturity  Amount       Value
                                                                           Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                ------- -------- -------- ---------- ------------
Containers -- 1.0%
  Gaylord Container Corp., Sr. Notes(d)...................................   B        9.75% 06/15/07 $      820 $    516,600
  Norampac, Inc., Sr. Notes...............................................   B1       9.50% 02/01/08        350      360,500
  Owens Illinois, Inc., Sr. Deb. Notes....................................   B1       7.50% 05/15/10        565      387,025
  Riverwood International Corp., Sr. Notes................................   B3     10.625% 08/01/07        975      994,500
  Stone Container Corp., Sr. Notes........................................   B2       9.75% 02/01/11        430      438,600
  Stone Container Corp., Sr. Sub. Notes...................................   B2      11.50% 08/15/06      2,055    2,142,337
  Stone Container Corp., Sr. Sub. Notes...................................   B2      12.58% 08/01/16        250      260,000
  United States Can Corp., Sr. Sub. Notes(d)..............................   B3     12.375% 10/01/10      1,475    1,489,750
                                                                                                                ------------
                                                                                                                   6,589,312
                                                                                                                ------------
Cosmetics/Toiletries -- 0.3%
  Elizabeth Arden, Inc., Sr. Sec'd. Notes, Ser. B.........................   B1      11.75% 02/01/11      1,500    1,593,750
                                                                                                                ------------
Distribution/Wholesalers -- 0.2%
  Fleming Cos., Inc., Sr. Notes...........................................  Ba3     10.125% 04/01/08      1,500    1,533,750
                                                                                                                ------------
Drugs & Health Care -- 5.2%
  Alliance Imaging, Inc., Sr. Sub. Notes(d)...............................   B3     10.375% 04/15/11      1,000    1,025,000
  Apria Healthcare Group, Inc., Sr. Sub. Notes............................   B2       9.50% 11/01/02      2,390    2,395,975
  BIO-Rad Laboratories, Inc., Sr. Sub. Notes..............................   B2     11.625% 02/15/07      2,000    2,160,000
  Columbia/HCA Healthcare Corp., Sr. Notes................................  Ba2       6.63% 07/15/45      1,000      996,000
  Columbia/HCA Healthcare Corp., Sr. Notes................................  Ba2       7.50% 11/15/95      2,570    2,242,325
  Columbia/HCA Healthcare Corp.(d)........................................  Ba2       7.69% 06/15/25        500      450,000
  Columbia/HCA Healthcare Corp., Sr. Notes................................  Ba2       8.36% 04/15/24      2,000    1,940,000
  Columbia/HCA Healthcare Corp............................................  Ba2       9.00% 12/15/14      2,000    2,115,000
  Concentra Operating Corp., Sr. Sub. Notes...............................   B3      13.00% 08/15/09      4,000    4,290,000
  Fresenius Medical Care, Sr. Notes.......................................  Ba3      7.875% 02/01/08      2,250    2,205,000
  Harborside Healthcare Corp., Gtd. Notes, Zero Coupon (until 08/01/04)...   NR      12.00% 08/01/07      1,475      280,250
  ICN Pharmaceuticals, Inc., Sr. Sub. Notes...............................  Ba3       9.75% 11/15/08      2,010    2,060,250
  Integrated Health Svcs., Inc., Sr. Sub. Notes, Ser. A(b)................   D        9.25% 01/15/08      3,250       20,313
  Lifepoint Hospitals Holdings, Inc., Sr. Sub. Notes......................   B2      10.75% 05/15/09        675      739,125
  Magellan Health Services, Inc., Sr. Sub. Notes..........................   B3       9.00% 02/15/08      2,600    2,450,500
  Mariner Post Acute Network, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 11/01/02)(b)....................................................   D       10.50% 11/01/07      5,520       46,920
  Matria Healthcare, Inc., Sr. Notes......................................   B2      11.00% 05/01/08      2,500    2,337,500
  Select Medical Corp., Sr. Sub. Notes(d).................................   B3       9.50% 06/15/09      1,500    1,455,000
  Triad Hospitals Holding, Sr. Sub. Notes.................................   B3      11.00% 05/15/09      4,555    4,908,012
                                                                                                                ------------
                                                                                                                  34,117,170
                                                                                                                ------------
Electronics -- 0.3%
  Flextronics International, Ltd., Sr. Sub. Notes(d)......................  Ba3      9.875% 07/01/10      1,780    1,780,000
                                                                                                                ------------
Energy -- 6.5%
  AES Drax Energy, Ltd., Sr. Sec'd. Notes, Ser. B (Cayman Islands)........  Ba2      11.50% 08/30/10      4,600    4,991,000
  AES Drax Holdings, Ltd., Sr. Sec'd. Bond, Ser. B (United Kingdom).......  Baa3     10.41% 12/31/20     13,750   14,850,000
  Eott Energy Partners LP, Sr. Notes......................................  Ba2      11.00% 10/01/09      2,000    2,155,000
  Midland Funding Corp., Debs.............................................  Ba3      11.75% 07/23/05      6,170    6,682,666
  Midland Funding II......................................................  Ba3      13.25% 07/23/06      2,875    3,329,451
  Parker Drilling Co., Sr. Notes, Ser. D..................................   B1       9.75% 11/15/06      2,065    2,095,975
  Seven Seas Petroleum, Inc., Sr. Sub. Notes, Ser. B......................  Caa1     12.50% 05/15/05      1,500      600,000
  Tesoro Petroleum Corp., Sr. Sub. Notes..................................   B1       9.00% 07/01/08      2,965    3,024,300
  Universal Compression Holdings, Sr. Disc. Notes, Zero Coupon
   (until 02/15/03).......................................................   B1      9.875% 02/15/08      1,750    1,592,500
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands) (cost $2,978,000;
   purchased 07/31/98)(f).................................................   Ba3     12.00% 10/30/07      2,958    2,987,580
                                                                                                                ------------
                                                                                                                  42,308,472
                                                                                                                ------------
Entertainment -- 0.9%
  Alliance Atlantis, Sr. Sub. Notes.......................................   NR      13.00% 12/15/09      3,520    3,696,000
  YankeeNets LLC, Sr. Notes, (cost $2,100,000; purchased 03/09/00)(d)(f)..   B1      12.75% 03/01/07      2,100    2,136,750
                                                                                                                ------------
                                                                                                                   5,832,750
                                                                                                                ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

June 30, 2001 (Unaudited)


                                                                                                       Principal
                                                                             Moody's Interest Maturity  Amount       Value
                                                                             Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                  ------- -------- -------- ---------- ------------
Financial Services -- 3.2%
  Aircraft Funding, PIK.....................................................   NR      12.00% 07/15/49 $      987 $    394,624
  AmeriCredit Corp., Sr. Notes(d)...........................................   B1       9.25% 02/01/04      1,350    1,343,250
  AmeriCredit Corp., Sr. Notes(d)...........................................   B1      9.875% 04/15/06      3,000    3,015,000
  Calair Capital Corp., Sr. Notes...........................................  Ba2      8.125% 04/01/08        400      386,000
  Delta Financial Corp., Sr. Notes, (cost $1,066,832; purchased 7/18/97)(f).  Caa2      9.50% 08/01/04      1,075      440,750
  Green Tree Financial Corp., Ser. A........................................   B1       6.50% 09/26/02     11,350   10,842,882
  Hanvit Bank, Sr. Sub. Notes...............................................   B1      12.75% 03/01/10      1,200    1,287,682
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A.................................  Ba2      11.19% 06/15/13      2,000    1,811,250
  Western Financial Bank....................................................   B2      8.875% 08/01/07      1,140    1,080,150
                                                                                                                  ------------
                                                                                                                    20,601,588
                                                                                                                  ------------
Food & Beverage -- 1.2%
  Agrilink Foods, Inc., Sr. Gtd. Notes......................................   B3     11.875% 11/01/08      2,260    2,079,200
  Ameriking, Inc., Sr. Notes................................................   B3      10.75% 12/01/06        500       90,000
  Carrols Corp., Sr. Notes..................................................   B2       9.50% 12/01/08      2,885    2,538,800
  Fresh Foods, Inc., Bonds..................................................   B3      10.75% 06/01/06      2,210      707,200
  Grupo Azucarero, Sr. Notes (Mexico) (cost $2,560,367: purchased
   6/24/98)(b)(f)...........................................................   D       11.50% 01/15/05      2,900      145,000
  Pilgrim's Pride Corp., Sr. Sub. Notes.....................................   B1     10.875% 08/01/03      1,919    1,919,000
  Premium Standard Farms, (cost $284,644; purchased 09/17/96)(f)............   NA      11.00% 09/17/03        285      284,644
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(b)................   NA      11.00% 06/15/09        465        4,647
                                                                                                                  ------------
                                                                                                                     7,768,491
                                                                                                                  ------------
Gaming -- 3.9%
  Aztar Corp., Sr. Sub. Notes...............................................  Ba3      8.875% 05/15/07      1,250    1,265,625
  Circus Enterprises, Inc., Sr. Notes.......................................  Aa3       6.45% 02/01/06      1,220    1,124,084
  Circus Enterprises, Inc., Sr. Notes.......................................  Aa3       6.70% 11/15/96      1,680    1,646,383
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes..............................   B2       9.50% 04/01/09      2,000    2,050,000
  Fitzgeralds Gaming Corp., Sr. Notes (cost $2,271,503; purchased
   12/22/97)(b)(f)..........................................................   B3      12.25% 12/15/04      2,204    1,322,278
  Harveys Casino Resorts, Sr. Sub. Notes....................................   B2     10.625% 06/01/06      2,960    3,130,200
  Hilton Hotels, Sr. Notes..................................................  Baa1      7.50% 12/15/17        285      252,633
  Hollywood Casino Corp.....................................................   B3      11.25% 05/01/07      1,280    1,356,800
  Hollywood Park, Inc., Sr. Sub. Notes......................................   B2       9.25% 02/15/07      3,500    3,220,000
  Isle Capri Black Hawk LLC, First Mtge. Notes..............................   B2      13.00% 08/31/04      4,000    4,360,000
  Mandalay Resort Group, Sr. Sub. Deb. Notes................................  Ba3      7.625% 07/15/13      2,000    1,740,000
  Park Place Entertainment Corp., Sr. Sub. Notes............................  Ba2      9.375% 02/15/07        355      372,750
  Station Casinos, Inc., Sr. Sub. Notes.....................................   B1       9.75% 04/15/07        150      154,500
  Station Casinos, Inc., Sr. Sub. Notes.....................................   B1      9.875% 07/01/10      2,155    2,246,587
  Sun International Hotels, Ltd., Sr. Sub. Notes............................   B1      8.625% 12/15/07      1,000    1,005,000
                                                                                                                  ------------
                                                                                                                    25,246,840
                                                                                                                  ------------
Industrials -- 1.3%
  Great Lakes Carbon Corp., Sr. Sub. Notes..................................   B3      10.25% 05/15/08      2,000    1,180,000
  International Wireless Group, Inc., Sr. Sub. Notes........................   NR      11.75% 06/01/05        700      706,125
  International Wireless Group, Inc., Sr. Sub. Notes........................   B3      11.75% 06/01/05      3,000    3,060,000
  Motors & Gears, Inc., Sr. Notes...........................................   B3      10.75% 11/15/06      3,500    3,465,000
  Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/1/03)........   C       9.875% 06/01/08      2,375       47,500
                                                                                                                  ------------
                                                                                                                     8,458,625
                                                                                                                  ------------
Insurance -- 2.9%
  Conseco, Inc..............................................................   B1       8.50% 10/15/02      3,035    2,974,300
  Conseco, Inc.(d)..........................................................   B1       8.75% 02/09/04     10,000    9,450,000
  Conseco, Inc., Sr. Notes..................................................   B1      10.75% 06/15/08      6,415    6,286,700
                                                                                                                  ------------
                                                                                                                    18,711,000
                                                                                                                  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

June 30, 2001 (Unaudited)


                                                                                             Principal
                                                                   Moody's Interest Maturity  Amount       Value
                                                                   Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                        ------- -------- -------- ---------- ------------
Leisure -- 0.8%
  Bally Total Fitness Holdings, Sr. Sub. Notes, Ser. D............   B3      9.875% 10/15/07 $    2,225 $  2,202,750
  ITT Corp., Sr. Sub. Notes, Ser. B...............................  Ba1      7.375% 11/15/15      1,250    1,144,387
  Premier Parks, Inc., Sr. Notes(d)...............................   B3       9.75% 06/15/07      2,000    2,040,000
                                                                                                        ------------
                                                                                                           5,387,137
                                                                                                        ------------
Lodging -- 1.3%
  Extended Stay America, Inc., Sr. Sub. Notes.....................   B2      9.875% 06/15/11      1,860    1,846,050
  Felcore Lodging LP, Sr. Gtd. Notes(d)...........................  Ba2       9.50% 09/15/08      1,375    1,396,835
  Host Marriott Corp., Sr. Gtd. Notes.............................  Ba2      7.875% 08/01/08      3,350    3,149,000
  La Quinta Inns, Inc., Sr. Notes.................................  Ba3       7.25% 03/15/04      1,000      940,000
  La Quinta Inns, Inc., Sr. Notes.................................  Ba3       7.40% 09/15/05      1,000      900,000
                                                                                                        ------------
                                                                                                           8,231,885
                                                                                                        ------------
Manufacturing -- 1.4%
  Actuant Corp., Sr. Sub. Notes, Ser. A...........................   B3      13.00% 05/01/09        700      707,000
  Blount, Inc., Gtd. Notes(d).....................................   B2       7.00% 06/15/05        820      631,400
  Gentek, Inc., Sr. Sub. Notes....................................   B2      11.00% 08/01/09      3,330    2,730,600
  MSX International, Inc., Gtd. Notes.............................   B3     11.375% 01/15/08      1,750    1,610,000
  Nortek, Inc., Sr. Sub. Notes(d).................................   B3      9.875% 06/15/11      1,500    1,443,750
  Polymer Group, Inc., Sr. Sub. Notes, Ser. B.....................   B2       8.75% 03/01/08        855      316,350
  Polymer Group, Inc., Sr. Sub. Notes, Ser. B.....................   B2       9.00% 07/01/07        570      216,600
  Terex Corp., Sr. Sub. Notes.....................................   B2     10.375% 04/01/11      1,420    1,462,600
  Venture Holdings, Inc., Sr. Notes, Ser. B.......................   B2       9.50% 07/01/05        305      237,900
                                                                                                        ------------
                                                                                                           9,356,200
                                                                                                        ------------
Miscellaneous Services -- 0.5%
  Coinstar, Inc., Sr. Disc. Notes, Zero Coupon (until 10/1/01)....   NR      13.00% 09/30/06      3,275    3,242,250
                                                                                                        ------------
Oil & Gas -- 1.5%
  Comstock Resources, Inc., Sr. Notes.............................   B2      11.25% 05/01/07      4,500    4,758,750
  Houston Exploration Co., Sr. Sub. Notes.........................   B2      8.625% 01/01/08        815      810,925
  Leviathan Gas, Sr. Sub. Notes...................................  Ba2     10.375% 06/01/09      2,000    2,130,000
  Swift Energy Co., Sr. Sub. Notes................................   B2      10.25% 08/01/09      2,015    2,156,050
                                                                                                        ------------
                                                                                                           9,855,725
                                                                                                        ------------
Paper & Packaging -- 0.7%
  Caraustar Industries, Inc., Sr. Sub. Notes......................  Ba1      9.875% 04/01/11        660      607,200
  Doman Industries, Ltd., Sr. Notes...............................  Caa1      8.75% 03/15/04      1,270      838,200
  Doman Industries, Ltd., Sr. Notes...............................  Caa1      9.25% 11/15/07      1,630      929,100
  Doman Industries, Ltd., Gtd. Notes(d)...........................   B3      12.00% 07/01/04      1,260    1,297,800
  Graham Packaging, Sr. Disc. Notes, Zero Coupon (until 01/15/03).  Caa1     10.75% 01/15/03      1,100      550,000
                                                                                                        ------------
                                                                                                           4,222,300
                                                                                                        ------------
Printing & Publishing -- 2.3%
  American Color Graphics, Inc....................................  Caa1     12.75% 08/01/05      4,500    4,455,000
  Canwest Media, Inc., Sr. Sub. Notes(d)..........................   B2     10.625% 05/15/11      3,000    3,045,000
  PRIMEDIA, Inc., Sr. Notes.......................................  Ba3      8.875% 05/15/11      2,000    1,850,000
  Quebecor Media, Inc, Sr. Notes (Canada).........................   B2     11.125% 07/15/11      3,500    3,465,000
  Quebecor Media, Inc., Sr. Disc. Notes (Canada)..................   B2      13.75% 07/15/11      4,000    2,080,000
                                                                                                        ------------
                                                                                                          14,895,000
                                                                                                        ------------
Real Estate -- 1.2%
  Blum CB Corp., Gtd. Notes.......................................   B2      11.25% 06/15/11      2,500    2,456,250
  CB Richards Ellis Svcs., Inc., Sr. Sub. Notes...................   B1      8.875% 06/01/06      1,600    1,724,000
  Intrawest Corp..................................................   B1      10.50% 02/01/10      1,775    1,846,000
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........   NR       9.75% 04/01/08      1,750    1,697,500
                                                                                                        ------------
                                                                                                           7,723,750
                                                                                                        ------------
Restaurants -- 0.6%
  Tricon Global Restaurants, Inc., Sr. Notes......................  Ba1      8.875% 04/15/11      4,000    4,090,000
                                                                                                        ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

June 30, 2001 (Unaudited)



                                                                                                              Principal
                                                                                    Moody's Interest Maturity  Amount
                                                                                    Rating    Rate     Date     (000)
CORPORATE BONDS (Continued)                                                         ------- -------- -------- ----------
Retail -- 3.7%
  Dillard's, Inc...................................................................  Ba1      6.125% 11/01/03 $      700
  Dillard's, Inc., Ser. A(d).......................................................  Ba1       6.43% 08/01/04      1,820
  French Fragrances, Inc., Sr. Notes, Ser. B.......................................   B2     10.375% 05/15/07        470
  Kmart Corp., Notes...............................................................  Baa3     9.875% 06/15/08      2,000
  Rite Aid Corp....................................................................  Caa3      6.00% 12/15/05      2,695
  Rite Aid Corp., Deb. Notes.......................................................  Caa3     6.875% 08/15/13      2,000
  Rite Aid Corp.(d)................................................................  Caa3     6.875% 12/15/28      2,800
  Rite Aid Corp., Deb. Notes.......................................................  Caa3      7.70% 02/15/27      3,000
  Rite Aid Corp., Sr. Notes(d).....................................................  Caa2     11.25% 07/01/08      2,500
  Saks, Inc., Gtd. Notes...........................................................  Ba1      7.375% 02/15/19      4,500
  Specialty Retailers, Inc., Gtd. Notes(b)(d)......................................   Ca       8.50% 07/15/05      1,615
  The Great Atlantic & Pacific Tea Co., Inc........................................   B2       7.75% 04/15/07      2,625
  Winn-Dixie Stores, Inc., Gtd. Notes(d)...........................................  Ba2      8.875% 04/01/08      3,000



Semiconductors -- 0.5%
  Amkor Technology, Inc., Sr. Notes(d).............................................  Ba3       9.25% 02/15/08        785
  Fairchild Semiconductor Corp., Sr. Sub. Notes(d).................................   B2      10.50% 02/01/09      2,740



Steel & Metals -- 1.1%
  AK Steel Corp., Sr. Notes(d).....................................................  Ba2      9.125% 12/15/06        630
  Century Aluminum Co., First Mtge. Notes..........................................  Ba3      11.75% 04/15/08      1,510
  Kaiser Aluminum & Chemical Corp., Sr. Notes, Ser. B..............................   B2     10.875% 10/15/06        900
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes, (cost $681,249;
   purchased 7/7/98)(f)............................................................   B3      12.75% 02/01/03        680
  Lukens, Inc......................................................................  Caa1     7.625% 08/01/04      1,200
  Sheffield Steel Corp., First Mtge. Notes(b)......................................   NR      11.50% 12/01/05      3,130
  USEC, Inc., Sr. Notes............................................................  Ba1       6.75% 01/20/09      1,000
  Wheeling-Pittsburgh Corp., Sr. Notes(b)..........................................   D        9.25% 11/15/07      2,600
  WHX Corp., Sr. Notes.............................................................   D       10.50% 04/15/05      2,490



Supermarkets -- 0.6%
  Core-Mark International, Inc., Sr. Sub. Notes....................................   B3     11.375% 09/15/03        395
  Homeland Stores, Inc., Sr. Notes(b)..............................................   NR      10.00% 08/01/03      4,260
  Pantry, Inc., Sr. Notes..........................................................   B3      10.25% 10/15/07      2,615



Technology -- 0.2%
  Ampex Corp., Sr. Notes...........................................................   NR      12.00% 03/15/03      5,000

Telecommunications -- 13.7%
  Alamosa Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/02).............  Caa1    12.875% 02/15/10      6,390
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon (until
   02/15/03).......................................................................   B3     12.875% 02/15/03      2,140
  American Tower Corp., Sr. Notes Ser. A...........................................   B3      9.375% 02/01/09      2,000
  Birch Telecommunications, Inc., Sr. Notes........................................   NR      14.00% 06/15/08      2,500
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(b)(f).....................................   NR      14.00% 10/01/07      3,680
  Echostar Broadband Corp., Sr. Notes(d)...........................................   B1     10.375% 10/01/07      4,600
  Exodus Communications, Inc., Sr. Notes...........................................   NR      10.75% 12/15/09      1,680
  Exodus Communications, Inc., Sr. Notes, (cost $6,290,145; purchased
   6/28/00)(f).....................................................................   B3     11.625% 07/15/10      5,425
  FairPoint Communications, Inc., Sr. Sub. Notes...................................   B3      12.50% 05/01/10      2,120
  Global Crossing Holdings Ltd., Sr. Notes(d)......................................  Ba2       9.50% 11/15/09      3,000
  GST Telecommunications, Inc., Conv. Sr. Disc. Notes..............................   NR     13.875% 12/15/05        650
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05)............  Caa1     13.25% 02/01/05      3,050
  Impsat Corp., Gtd. Sr. Notes(d)..................................................   B2     12.125% 07/15/03        795
  Impsat Corp., Sr. Notes..........................................................   B3     12.375% 06/15/08      2,540

                                                                                       Value
                                                                                      (Note 2)
CORPORATE BONDS (Continued)                                                         ------------
Retail -- 3.7%
  Dillard's, Inc................................................................... $    661,003
  Dillard's, Inc., Ser. A(d).......................................................    1,698,206
  French Fragrances, Inc., Sr. Notes, Ser. B.......................................      461,775
  Kmart Corp., Notes...............................................................    1,945,858
  Rite Aid Corp....................................................................    2,223,375
  Rite Aid Corp., Deb. Notes.......................................................    1,480,000
  Rite Aid Corp.(d)................................................................    1,904,000
  Rite Aid Corp., Deb. Notes.......................................................    2,205,000
  Rite Aid Corp., Sr. Notes(d).....................................................    2,521,875
  Saks, Inc., Gtd. Notes...........................................................    3,330,000
  Specialty Retailers, Inc., Gtd. Notes(b)(d)......................................      444,125
  The Great Atlantic & Pacific Tea Co., Inc........................................    2,100,000
  Winn-Dixie Stores, Inc., Gtd. Notes(d)...........................................    3,030,000
                                                                                    ------------
                                                                                      24,005,217
                                                                                    ------------
Semiconductors -- 0.5%
  Amkor Technology, Inc., Sr. Notes(d).............................................      751,637
  Fairchild Semiconductor Corp., Sr. Sub. Notes(d).................................    2,671,500
                                                                                    ------------
                                                                                       3,423,137
                                                                                    ------------
Steel & Metals -- 1.1%
  AK Steel Corp., Sr. Notes(d).....................................................      643,387
  Century Aluminum Co., First Mtge. Notes..........................................    1,570,400
  Kaiser Aluminum & Chemical Corp., Sr. Notes, Ser. B..............................      859,500
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes, (cost $681,249;
   purchased 7/7/98)(f)............................................................      615,400
  Lukens, Inc......................................................................      300,000
  Sheffield Steel Corp., First Mtge. Notes(b)......................................      782,500
  USEC, Inc., Sr. Notes............................................................      859,300
  Wheeling-Pittsburgh Corp., Sr. Notes(b)..........................................       78,000
  WHX Corp., Sr. Notes.............................................................    1,170,300
                                                                                    ------------
                                                                                       6,878,787
                                                                                    ------------
Supermarkets -- 0.6%
  Core-Mark International, Inc., Sr. Sub. Notes....................................      381,175
  Homeland Stores, Inc., Sr. Notes(b)..............................................      979,800
  Pantry, Inc., Sr. Notes..........................................................    2,536,550
                                                                                    ------------
                                                                                       3,897,525
                                                                                    ------------
Technology -- 0.2%
  Ampex Corp., Sr. Notes...........................................................    1,500,000
                                                                                    ------------
Telecommunications -- 13.7%
  Alamosa Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/02).............    2,875,500
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon (until
   02/15/03).......................................................................    1,219,800
  American Tower Corp., Sr. Notes Ser. A...........................................    1,870,000
  Birch Telecommunications, Inc., Sr. Notes........................................    1,000,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(b)(f).....................................       29,440
  Echostar Broadband Corp., Sr. Notes(d)...........................................    4,531,000
  Exodus Communications, Inc., Sr. Notes...........................................      554,400
  Exodus Communications, Inc., Sr. Notes, (cost $6,290,145; purchased
   6/28/00)(f).....................................................................    1,844,500
  FairPoint Communications, Inc., Sr. Sub. Notes...................................    1,908,000
  Global Crossing Holdings Ltd., Sr. Notes(d)......................................    2,190,000
  GST Telecommunications, Inc., Conv. Sr. Disc. Notes..............................      208,000
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05)............      960,750
  Impsat Corp., Gtd. Sr. Notes(d)..................................................      357,750
  Impsat Corp., Sr. Notes..........................................................      965,200

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

June 30, 2001 (Unaudited)


                                                                                                         Principal
                                                                               Moody's Interest Maturity  Amount       Value
                                                                               Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                    ------- -------- -------- ---------- ------------
Telecommunications (cont'd.)
  Insight Midwest, Sr. Notes(d)...............................................   B1      10.50% 11/01/10 $    2,000 $  2,110,000
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03).   B3      10.50% 12/01/08      4,760    1,023,400
  Level 3 Communications, Inc., Sr. Notes.....................................   B3      11.00% 03/15/08        615      267,525
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05).   B3     12.875% 03/15/10     20,000    4,500,000
  McLeodUSA, Inc., Sr. Disc. Notes, Zero Coupon (until 03/01/02)..............   B1      10.50% 03/01/07      5,445    2,831,400
  McLeodUSA, Inc., Sr. Notes..................................................   B1      12.00% 07/15/08      2,000    1,160,000
  Microcell Telecommunications, Zero Coupon (until 06/01/04)..................   B3      12.00% 06/01/09      5,500    2,255,000
  Millicom International Cellular SA, Sr. Sub. Disc. Notes....................   B3      13.50% 06/01/06      2,835    2,494,800
  Motorola, Inc...............................................................   A2       6.75% 02/01/06      1,140    1,064,350
  Netia Holdings, Sr. Notes(d)................................................   B2      10.25% 11/01/07      1,500      615,000
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/01/02)...............   B2      11.25% 11/01/07      3,480    1,357,200
  Nextel Communications, Inc., Sr. Notes......................................   B1      9.375% 11/15/09      9,500    7,505,000
  Nextel Communications, Inc., Sr. Notes......................................   B1       9.50% 02/01/11      7,500    5,700,000
  Nextel Communications, Inc., Sr. Sub. Notes, Zero Coupon (until 09/15/02)...   B1      10.65% 09/15/07      8,580    5,834,400
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04)........   B3      14.00% 02/01/09      1,661      946,770
  Nextlink Communications, Inc., Sr. Notes....................................   B2      10.50% 12/01/09      2,140      684,800
  Nortel Networks, Ltd., Notes................................................   A3      6.125% 02/15/06      1,100      941,952
  Northeast Optic, Sr. Notes..................................................   NR      12.75% 08/15/08        745      208,600
  Pagemart Nationwide, Inc., Sr. Disc. Notes..................................   B3      15.00% 02/01/05      2,550      204,000
  Price Communications Wireless, Inc., Sr. Sub. Notes.........................   B2      11.75% 07/15/07      1,750    1,872,500
  Rogers Wireless Communications, Inc., Sr. Sec'd Notes.......................  Baa3     9.625% 05/01/11      1,300    1,306,500
  Telewest PLC, Sr. Disc. Deb., Zero Coupon (until 07/12/01) (United Kingdom).   B2      11.00% 10/01/07      2,850    2,365,500
  Telewest PLC, Sr. Disc. Notes...............................................   B2     11.375% 02/01/10      1,500      720,000
  Tritel PCS, Inc., Gtd. Notes................................................   B3     10.375% 01/15/11      1,750    1,596,875
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until 05/15/04).............   B3      12.75% 05/15/09      4,000    2,540,000
  Versatel Telecom, Sr. Notes(d)..............................................   B3      13.25% 05/15/08      1,010      383,800
  Viasystems, Inc., Sr. Sub. Notes............................................   B3       9.75% 06/01/07      1,755      859,950
  VoiceStream Wireless Corp., Sr. Disc. Notes(d)..............................   B2     10.375% 11/15/09      1,840    2,097,600
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon
   (until 11/15/04)(d)........................................................   B2     11.875% 11/15/09     10,515    8,727,450
  Williams Communications Group, Inc., Sr. Notes..............................   B2     10.875% 10/01/09      5,080    2,032,000
  Williams Communications Group, Inc., Sr. Notes..............................   B2     11.875% 08/01/10      7,150    2,895,750
                                                                                                                    ------------
                                                                                                                      89,616,462
                                                                                                                    ------------
Textiles -- 1.0%
  Cluett American Corp., Sr. Sub. Notes.......................................   B3     10.125% 05/15/08      3,060    2,233,800
  Foamex L.P., Sr. Sub. Notes.................................................   B3      9.875% 06/15/07      1,410      916,500
  Kasper A.S.L, Ltd., Sr. Notes(b)............................................   NR      13.00% 03/31/04      7,171    3,585,500
                                                                                                                    ------------
                                                                                                                       6,735,800
                                                                                                                    ------------
Transportation -- 0.2%
  Holt Group, Inc., Sr. Notes(b)..............................................   D        9.75% 01/15/06        800       40,000
  Stena AB, Sr. Notes, (Sweden)...............................................  Ba3       8.75% 06/15/07        950      855,000
  Trism, Inc., Gtd. Notes(b)..................................................   NR      12.00% 02/15/05      1,305      130,465
                                                                                                                    ------------
                                                                                                                       1,025,465
                                                                                                                    ------------
Utilities -- 3.9%
  AES Corp., Sr. Notes........................................................  Ba1       8.75% 12/15/02      5,000    5,050,000
  AES Corp., Sr. Sub. Notes...................................................  Ba1      8.875% 11/01/27      1,165    1,147,525
  AES Corp., Sr. Sub. Notes(d)................................................  Ba1       9.50% 06/01/09      5,000    5,100,000
  Intermedia Communications, Inc., Sr. Disc. Notes, Zero Coupon
   (until 07/15/02)...........................................................   B2      11.25% 07/01/07      4,000    3,520,000
  Orion Power Holdings, Inc...................................................  Ba3      12.00% 05/01/10      4,900    5,439,000
  PSEG Energy Holdings, Inc., Sr. Notes.......................................  Ba1      10.00% 10/01/09      4,000    4,304,084
  Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C.................  Baa2     9.681% 07/02/26      1,000    1,053,800
                                                                                                                    ------------
                                                                                                                      25,614,409
                                                                                                                    ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

June 30, 2001 (Unaudited)


                                                                                        Principal
                                                         Moody's   Interest   Maturity   Amount       Value
                                                         Rating      Rate       Date      (000)      (Note 2)
CORPORATE BONDS (Continued)                                ------- --------   --------  ---------- ------------
Waste Management -- 2.2%
  Allied Waste of North America, Inc., Sr. Sub. Notes..   Ba3        7.375%  01/01/04   $    1,000 $    985,000
  Allied Waste of North America, Inc., Sr. Notes.......   Ba3        7.625%  01/01/06        3,250    3,201,250
  Allied Waste of North America, Inc., Sr. Notes.......   Ba3        7.875%  01/01/09        4,560    4,423,200
  Allied Waste of North America, Inc., Sr. Notes.......    B2        10.00%  08/01/09        3,810    3,914,775
  Browning-Ferris Industries, Inc., Deb. Notes.........   Ba3         7.40%  09/15/35        2,000    1,672,500
  GNI Group, Inc., Sr. Notes(b)........................   Baa1      10.875%  07/15/05        4,000      240,000
                                                                                                   ------------
                                                                                                     14,436,725
                                                                                                   ------------
TOTAL CORPORATE BONDS
 (cost $703,322,595)..............................................................................  577,122,359
                                                                                                   ------------
FOREIGN GOVERNMENT BOND
  Republic of Venezuela (cost $280,161).................   B2        7.375%  12/18/07          310      261,911
                                                                                                   ------------
                                                                                          Shares
                                                                                        ----------
COMMON STOCKS -- 0.4%
  Adelphia Business Solutions, Inc., (Class B)(a)....................................       26,000      127,579
  Classic Communications, Inc.(a)....................................................        6,000        5,280
  Dr. Pepper Bottling Holdings, Inc., (Class B) (cost $5,226; purchased
    10/21/88)(a)(f)..................................................................        5,807      145,175
  Geotek Communications, Inc.(a).....................................................        4,512           45
  Premier Cruises, Ltd., (cost $0; purchased 09/15/99)(a)(f).........................       74,058          741
  PSF Holdings Group, Inc., (cost $374,377; purchased 09/17/96)(a)(f)................       22,025      330,375
  Purina Mills, Inc.(a)..............................................................       73,288    1,758,912
  Samuels Jewelers, Inc.(a)..........................................................       36,825       26,514
  Star Gas Partners L.P..............................................................        2,561       53,397
  Trism, Inc.(a).....................................................................       82,628       50,403
  Waste Systems International, Inc., (cost $1,970,169; purchased 02/01/99)(f)........      503,351       15,101
                                                                                                   ------------
TOTAL COMMON STOCKS
 (cost $8,494,111)................................................................................    2,513,522
                                                                                                   ------------
PREFERRED STOCKS -- 5.7%
  AmeriKing, Inc., Sr. Notes PIK.....................................................       31,256          313
  Century Maintenance Supplies, PIK(a)...............................................       58,633    4,397,458
  Contour Energy Co..................................................................       38,400      385,920
  CSC Holdings, Inc..................................................................       40,704    4,345,152
  CSC Holdings, Inc., PIK............................................................       60,000    6,442,500
  Dobson Communications, PIK.........................................................        5,500    4,785,000
  Eagle-Picher Holdings, Inc.(a).....................................................          170      255,000
  Electronic Retailing Systems International, (Cost $0; purchased 09/09/97)(a)(f)....        1,046           11
  Fitzgeralds Gaming, Inc.(a)........................................................       50,000       50,000
  Geneva Steel, Inc.(a)..............................................................       22,000          220
  Global Crossing Holdings, Ltd., PIK................................................       16,250      812,500
  Intermedia Communications, Inc., PIK(a)............................................        4,400           44
  Intermediate Operating Co., Inc....................................................    2,695,095       26,951
  Kaiser Government Programs, Inc.(a)................................................       39,058          391
  Kaiser Group Holdings, Inc.(a).....................................................       47,055          470
  Kaiser Group Holdings, Inc.(a).....................................................       39,058    1,367,018
  New Millenium Homes(a).............................................................        3,000           30
  Nextel Communications, Inc., PIK...................................................        1,207      675,920
  Paxon Communications, Inc., PIK....................................................          831    7,766,194
  Premocor USA, Inc..................................................................          700      140,013
  PRIMEDIA, Inc......................................................................       44,668    3,841,448
  Sinclair Broadcast Group, Inc., PIK................................................       10,000      920,000
  TVN Entertainment(a)...............................................................      132,720      398,160

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

June 30, 2001 (Unaudited)


                                                                                                       Value
                                                                                            Shares    (Note 2)
PREFERRED STOCKS (Continued)                                                                ------- ------------
  Viasystems, Inc., PIK(a)...............................................................  53,835   $    403,760
  World Access, Inc., (cost $2,000,000; purchased 02/11/00)(a)(f)........................   1,435          4,304
                                                                                                    ------------
TOTAL PREFERRED STOCKS
 (cost $56,372,463)..............................................................................     37,018,777
                                                                                                    ------------

                                                                     Expiration
                                                                        Date               Units
WARRANTS(a) -- 0.5%                                                  ----------           -------
  Allegiance Telecommunications, Inc................................  02/03/08              3,800      121,600
  American Banknote Corp............................................  12/01/02              2,500            0
  Ampex Corp........................................................  03/15/03            170,000        1,700
  Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f).........  03/15/05              1,295           13
  Bell Technology Group, Ltd........................................  05/01/05              1,250           12
  Bestel SA.........................................................  05/15/05              2,500       25,000
  Birch Telecom, Inc................................................  06/15/08              2,500        5,000
  Cellnet Data Systems, Inc.........................................  09/15/01              7,010           70
  Delta Financial Corp..............................................  12/21/10             11,395            0
  Electronic Retailing Systems......................................  02/01/04              2,000           20
  GT Group Telecommunication, Inc...................................  02/01/10              3,050       91,030
  Harborside Healthcare Corp........................................  08/01/09             27,270          273
  HFI Holdings......................................................  07/15/02             18,093          181
  ICG Communications, Inc...........................................  10/15/05             20,790          208
  Inter Act Systems, Inc............................................  08/01/03              4,400           44
  Intermediate Act Electronic Mktg, Inc.............................  12/15/09              4,400           44
  McCaw Int'l, Ltd..................................................  04/15/07              1,650       32,794
  MGC Communications, Inc...........................................  10/01/04              1,950      126,750
  Pagemart, Inc.....................................................  12/31/03              9,200        3,680
  Powertel, Inc.....................................................  02/01/06              6,720      268,800
  Price Communications Cellular Holdings............................  08/01/07              6,880      344,000
  Primus Telecommunications Group...................................  08/01/04              1,500           15
  R & B Falcon......................................................  05/01/09              2,875    1,840,000
  Star Choice Communications, Inc., (cost $0; purchased 12/18/97)(f)  12/15/05             69,480      486,360
  Sterling Chemical Holdings, Inc...................................  08/15/08                560          420
  Tellus Corp.......................................................  09/15/05             42,866            0
  USN Communications, Inc...........................................  08/15/04             10,590          106
  Verado Holdings, Inc., Ser. B.....................................  04/15/08              1,175        5,875
  Versatel Telecommunications.......................................  05/15/08              2,000       44,000
  Wam!Net, Inc......................................................  03/01/05              3,000           30
  Waste Systems International.......................................  01/15/06             60,000          600
  XM Satellite Radio, Inc...........................................  03/03/10              5,005            0
                                                                                                  ------------
TOTAL WARRANTS
 (cost $2,071,258)...............................................................................    3,398,625
                                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $770,540,588).............................................................................  620,315,194
                                                                                                  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

June 30, 2001 (Unaudited)


                                                                               Principal
                                                    Moody's Interest Maturity   Amount        Value
SHORT-TERM INVESTMENTS -- 17.3%                     Rating    Rate     Date      (000)       (Note 2)
CORPORATE BONDS -- 1.9%                             ------- -------- -------- ------------ ------------
Automotive Parts -- 0.5%
  AM General Corp., Sr. Notes......................   B3     12.875% 05/01/02 $      3,375 $  3,244,219
                                                                                           ------------
Commercial Services -- 0.4%
  Comdisco, Inc....................................  Baa2      5.95% 04/30/02        1,000      760,000
  Comdisco, Inc.(d)................................  Baa2      6.00% 01/30/02        2,000    1,520,000
                                                                                           ------------
                                                                                              2,280,000
                                                                                           ------------
Consumer Products
  Electronic Retailing Systems International.......   NR      10.00% 08/01/01          141       53,450
                                                                                           ------------
Energy -- 0.2%
  CMS Energy Corp..................................  Ba3      8.125% 05/15/02        1,500    1,514,700
                                                                                           ------------
Industrials -- 0.3%
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes.   B2      9.875% 02/15/02        2,210    2,187,900
                                                                                           ------------
Retail -- 0.3%
  Family Restaurants, Inc.(b)......................   Ca       9.75% 01/24/02        3,000    1,800,000
                                                                                           ------------
Telecommunications -- 0.2%
  Bestel SA de CV, Sr. Disc. Notes (Mexico)........   NR      12.75% 08/15/01        2,000    1,160,000
                                                                                           ------------
TOTAL CORPORATE BONDS.....................................................................   12,240,269
                                                                                           ------------
                                                                                 Shares
                                                                               ------------
MUTUAL FUNDS -- 15.4%
  Prudential Core Investment Fund -- Taxable Money Market Series(c)
   (Note 4)................................................................    100,792,140  100,792,140
                                                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $116,471,317)......................................................................  113,032,409
                                                                                           ------------
TOTAL INVESTMENTS -- 112.4%
 (cost $887,011,905; Note 6)..............................................................  733,347,603
LIABILITIES IN EXCESS OF OTHER ASSETS -- (12.4%)..........................................  (80,629,857)
                                                                                           ------------
TOTAL NET ASSETS -- 100.0%................................................................ $652,717,746
                                                                                           ============

The following abbreviations are used in portfolio descriptions:

AB   Aktiebolag (Swedish Stock Company)
L.P. Limited Partnership
NR   Not Rated
NV   Naamloze Vennootschap (Dutch Corporation)
PIK  Payment in kind securities
PLC  Public Limited Company (British Corporation)
SA   Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Represents issuer in default on interest payments, non-income producing security.

(c)A portion of the security purchased with cash collateral from securities on loan.

(d)Portion of securities on loan with an aggregate market value of $83,602,823; cash collateral of $86,144,848 was received with which the Portfolio purchased securities.

(e)Indicates a fair valued security. The aggregate value, $1,400,207 is approximately 0.21% of net assets.

(f)Indicates a restricted security; the aggregate cost of the restricted security is $26,772,494. The aggregate value, $9,739,029 is approximately 1.5% of net assets.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

                            MONEY MARKET PORTFOLIO

June 30, 2001 (Unaudited)



                                                           Principal
                                         Interest Maturity  Amount       Value
                                           Rate     Date     (000)      (Note 2)
                                         -------- -------- --------- --------------
Bank Notes -- 1.8%
  Bank One N.A.......................... 4.05125% 07/20/01  $10,000  $   10,003,675
  Bank One N.A..........................   4.517% 07/24/01    5,000       5,003,098
  Comerica Bank, N.A.................... 4.03125% 07/06/01    6,000       6,000,005
  First National Bank Chicago, IL (a)...    4.18% 08/20/01    4,500       4,500,764
                                                                     --------------
                                                                         25,507,542
                                                                     --------------
Certificates of Deposit-Canadian -- 3.2%
  Royal Bank of Canada..................    5.07% 02/13/02   25,000      24,990,681
  Toronto-Dominion Bank.................    4.00% 08/16/01   20,000      20,000,000
                                                                     --------------
                                                                         44,990,681
                                                                     --------------
Certificates of Deposit-Domestic -- 4.1%
  Chase Manhattan Bank..................    3.80% 09/12/01   50,000      50,000,000
  First Tennessee Bank N.A..............    4.30% 07/24/01    8,000       8,000,000
                                                                     --------------
                                                                         58,000,000
                                                                     --------------
Certificates of Deposit-Yankee -- 25.5%
  Banca Intesa SpA......................    4.68% 07/10/01   42,000      41,999,780
  Bank of Nova Scotia...................    4.39% 05/03/02   20,000      19,998,373
  Bayerische Hypotheken und Vereinsbank.    4.05% 08/16/01   30,000      30,000,000
  BNP Paribas...........................    3.78% 12/14/01   20,000      20,000,000
  Commerzbank AG........................    3.95% 08/21/01   20,000      19,997,481
  Deutsche Bank AG......................    4.73% 07/31/01   20,000      20,032,471
  Dexia Bank NY.........................    3.80% 09/13/01    4,000       4,000,000
  Dexia Bank NY.........................    4.11% 07/05/02   25,000      25,000,000
  Dresdner Bank AG......................    5.07% 02/06/02   25,000      24,995,642
  Landesbank Baden Capital..............    4.69% 07/17/01    3,000       2,999,960
  Merita Bank PLC.......................    5.26% 08/01/01    2,000       2,000,017
  Merita Bank PLC.......................   4.735% 09/20/01   10,000      10,000,000
  Norddeutsche Landesbank...............    4.40% 07/20/01   30,000      30,000,000
  Societe Generale......................    4.03% 08/08/01   50,000      50,000,000
  Svenska Handelsbanken.................    7.06% 07/20/01   17,000      17,013,807
  Svenska Handelsbanken.................    5.00% 02/07/02   10,000      10,000,000
  Svenska Handelsbanken.................    4.11% 07/08/02   18,000      18,000,000
  UBS AG................................    4.25% 05/16/02   15,000      15,000,000
                                                                     --------------
                                                                        361,037,531
                                                                     --------------
Certificates of Deposit-Euro -- 5.4%
  Abbey National Treasury Services PLC..    4.23% 08/02/01   40,000      40,017,464
  Banca Commercial Italiana.............    4.70% 07/10/01    7,000       7,000,000
  Banca Intesa SpA......................    3.85% 09/10/01   10,000      10,003,281
  Bayerische Vereinsbank................    5.31% 07/02/01   20,000      20,000,029
                                                                     --------------
                                                                         77,020,774
                                                                     --------------
Commercial Paper -- 42.6%
  Banc One Financial Corp...............    3.90% 07/27/01   25,000      24,929,583
  Bank One Australia, Ltd...............    3.97% 08/13/01    1,700       1,691,939
  BHF Finance, Inc......................    3.79% 12/03/01   21,953      21,594,770
  Black Forest Funding Corp.............    3.85% 07/17/01   21,335      21,298,493
  Blue Ridge Asset Funding..............    3.95% 07/12/01    7,030       7,021,515
  Bradford & Bingley Building Society...    3.95% 08/14/01   10,000       9,951,722
  Bradford & Bingley Building Society...    3.91% 08/17/01   20,322      20,218,262
  Brahms Funding Corp...................    4.04% 07/16/01    6,000       5,989,900
  Brahms Funding Corp...................    4.00% 07/19/01   11,000      10,978,000
  British Aerospace Systems Holdings....    4.85% 07/26/01   15,000      14,949,479
  Caisse Nationale Des Caisses..........    3.96% 08/06/01   18,500      18,426,740
  Caisse Nationale Des Caisses..........    3.94% 08/14/01   20,000      19,903,689
  Clipper Receivables Corp..............    3.88% 07/13/01    8,000       7,989,653
  Commerzbank U.S. Finance..............    4.59% 09/19/01   10,000       9,898,000
  Corporate Asset Funding Co., Inc......    3.80% 07/27/01   25,000      24,931,389
  Den Danske Corp.......................    3.79% 11/21/01   15,000      14,774,179
  Enterprise Funding Corp...............    3.75% 08/28/01    7,344       7,299,630
  Falcon Asset Securitization Corp......    3.79% 07/27/01   64,190      64,014,298
  Ford Motor Credit Co..................    3.96% 07/27/01   24,690      24,619,387

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

June 30, 2001 (Unaudited)


                                                                                                Principal
                                                                              Interest Maturity  Amount       Value
                                                                                Rate     Date     (000)      (Note 2)
                                                                              -------- -------- --------- --------------
Commercial Paper (cont'd.)
  Forrestal Funding Master Trust.............................................    3.77% 07/27/01  $25,000  $   24,931,930
  General Electric Capital Corp..............................................    3.70% 08/16/01   20,152      20,056,726
  Intrepid Funding Master Trust..............................................    4.72% 07/06/01   10,000       9,993,444
  Lone Star Funding LLC......................................................    3.95% 07/18/01    7,000       6,986,943
  Nationwide Building Society................................................    3.82% 11/26/01   12,146      11,955,254
  Nordbanken N.A., Inc.......................................................    5.02% 07/30/01   11,558      11,511,261
  Old Line Funding Corp......................................................    3.88% 07/16/01    6,000       5,990,300
  PACCAR Financial Corp......................................................    3.72% 09/12/01    5,300       5,260,020
  San Paolo US Financial Co..................................................    4.26% 07/06/01   15,100      15,091,066
  Sheffield Receivables Corp.................................................    3.73% 07/25/01   10,000       9,975,133
  Sheffield Receivables Corp.................................................    3.70% 07/26/01   14,494      14,456,759
  Societe Generale N.A., Inc.................................................    5.12% 07/09/01   20,000      19,977,244
  Sony Capital Corp..........................................................    4.00% 07/26/01   10,000       9,972,222
  Spintab SwedMortgage.......................................................    3.96% 08/20/01   15,000      14,917,500
  Swedbank, Inc..............................................................    3.74% 08/15/01    8,400       8,360,730
  Swedbank, Inc..............................................................    4.00% 09/05/01    1,900       1,886,067
  Sweetwater Capital Corp....................................................    3.77% 07/27/01    2,278       2,271,798
  Sweetwater Capital Corp....................................................    3.67% 08/22/01    1,377       1,369,700
  Telstra Corp., Ltd.........................................................    4.26% 07/31/01    8,000       7,971,600
  Telstra Corp., Ltd.........................................................    3.96% 08/07/01    6,000       5,975,580
  Tulip Funding Corp.........................................................    4.28% 07/23/01    4,000       3,989,538
  Tyco International Group SA................................................    3.74% 09/17/01    6,325       6,273,747
  UBS Finance Del LLC........................................................    4.00% 09/06/01    2,000       1,985,111
  Unilever N.V.(a)...........................................................    3.97% 09/07/01   26,000      26,000,000
  Verizon Network Fund Corp..................................................    4.17% 08/10/01   25,855      25,735,205
                                                                                                          --------------
                                                                                                             603,375,506
                                                                                                          --------------
Other Corporate Obligations -- 15.7%
  Allstate Life Insurance (cost $7,000,000; purchased 4/30/01)(a)(b)......... 4.48375% 08/01/01    7,000       7,000,000
  Associates Corp. N.A....................................................... 4.91875% 07/03/01   14,000      14,002,860
  Bank One Corp..............................................................    4.53% 07/26/01    5,000       5,005,755
  Bank One Corp.............................................................. 4.25375% 06/20/01    6,000       6,003,566
  Bishop's Gate Residential Mortgage Trust................................... 4.00125% 07/20/01    5,000       5,000,000
  CIT Group, Inc............................................................. 4.69375% 07/16/01    4,000       3,999,773
  FCC National Bank..........................................................    4.14% 08/15/01    3,000       3,001,853
  GE Capital Assurance....................................................... 3.93125% 07/20/01    8,000       8,000,000
  Goldman Sachs Group L.P....................................................    4.13% 07/16/01   45,000      45,000,000
  Merrill Lynch & Co., Inc.(a)...............................................    3.99% 07/16/01    1,000       1,000,018
  Merrill Lynch & Co., Inc.(a)............................................... 4.39375% 08/01/01    3,000       3,001,665
  Merrill Lynch & Co., Inc.(a)...............................................    4.86% 07/16/01    4,000       4,002,329
  Merrill Lynch & Co., Inc.(a)............................................... 3.95125% 07/11/01   18,000      17,997,047
  Merrill Lynch & Co., Inc.(a)............................................... 3.88813% 09/10/01   15,000      15,000,000
  Metropolitan Life Insurance (Cost $9,000,000; purchased 2/6/01)(a)(b)...... 4.39375% 08/01/01    9,000       9,000,000
  Morgan Stanley Group, Inc.(a)..............................................  5.1225% 06/18/01    8,000       8,007,088
  Morgan Stanley Group, Inc.(a)..............................................  4.1475% 06/15/01   25,000      25,000,000
  Restructured Asset Securities -- Racers 2000(a)............................    4.02% 07/13/01   15,000      15,000,000
  Short Term Repackaged Asset Trust (cost $15,000,000; purchased 9/11/00)(b).    4.00% 07/18/01    9,000       9,000,000
  Strategic Money Market Trust 2000..........................................    3.91% 09/13/01    3,000       3,000,000
  Travelers Group, Inc. (cost $8,000,000; purchased 7/6/00)(a)(b)............  4.8538% 07/06/01    8,000       8,000,000
  United of Omaha (cost $2,000,000; purchased 12/4/00)(a)....................  4.0925% 09/05/01    2,000       2,000,000
  US Bancorp................................................................. 4.28125% 07/18/01    5,000       5,007,652
                                                                                                          --------------
                                                                                                             222,029,606
                                                                                                          --------------
U. S. Government Obligation -- 0.9%
 Federal National Mortgage Association.......................................   6.625% 01/15/02   12,840      13,015,553
                                                                                                          --------------
TOTAL INVESTMENTS -- 99.2%
 (amortized cost $1,404,977,193; (c))....................................................................  1,404,977,193
                                                                                                          --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%............................................................     11,629,020
                                                                                                          --------------
TOTAL NET ASSETS -- 100.0%............................................................................... $1,416,606,213
                                                                                                          ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

June 30, 2001 (Unaudited)



The following abbreviations are used in portfolio descriptions:

               AG.. Aktiengesellschaft (German Stock Company) LLC. Limited Liability Company
               L.P. Limited Partnership
               N.A. National Association
               N.V. Naamloze Vennootschap (Dutch Corporation) PLC Public Limited Company (British Corporation) SpA Societa per Azioni (Italian Corporation)

(a)Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2001.
(b)Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $41,000,000 and represents 1.0% of net assets.
(c)The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

  The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2001 were as follows:

                      Commercial Banks............  58.1%
                      Asset Backed Securities.....  13.7%
                      Security Brokers & Dealers..   8.5%
                      Life Insurance..............   2.9%
                      Bank Holding Company U.S....   2.9%
                      Phone Company Communications   2.8%
                      Motor Vehicle Parts.........   2.2%
                      Food & Kindred Products.....   1.9%
                      Short Term Business Credit..   1.7%
                      Aircraft & Parts............   1.1%
                      Mortgage Bankers............   1.1%
                      Federal Credit Agencies.....   1.0%
                      Personal Credit Institution.   1.0%
                      Phone Records...............   0.7%
                      General Industrial Machinery   0.4%
                                                   -----
                                                   100.0%


                                      B41

                         PRUDENTIAL JENNISON PORTFOLIO

June 30, 2001 (Unaudited)



       LONG-TERM INVESTMENTS -- 98.5%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS                            --------- --------------
       Advertising -- 1.4%
         Omnicom Group, Inc....................   392,500 $   33,755,000
                                                          --------------
       Aerospace -- 0.6%
         Northrop Grumman Corp.................   194,400     15,571,440
                                                          --------------
       Banks and Savings & Loans -- 1.1%
         Bank One Corp.........................   785,100     28,106,580
                                                          --------------
       Commercial Services -- 0.7%
         Concord EFS, Inc.(a)..................   312,800     16,268,728
                                                          --------------
       Computers -- 6.2%
         Dell Computer Corp.(a)................ 1,588,000     41,526,200
         EMC Corp.(a)..........................   752,900     21,871,745
         International Business Machines Corp.
          (IBM)................................   505,300     57,098,900
         Sun Microsystems, Inc.(a)............. 1,960,000     30,811,200
                                                          --------------
                                                             151,308,045
                                                          --------------
       Computer Software & Services -- 8.3%
         ASM Lithography Holding NV
          (Netherlands)(a).....................   895,000     19,929,325
         Cisco Systems, Inc.(a)................ 2,092,600     38,085,320
         Microsoft Corp.(a).................... 1,444,400    105,441,200
         Oracle Corp.(a)....................... 1,151,800     21,884,200
         VERITAS Software Corp.(a).............   263,600     17,537,308
                                                          --------------
                                                             202,877,353
                                                          --------------
       Diversified Operations -- 5.1%
         General Electric Co................... 2,067,400    100,785,750
         Tyco International Ltd................   458,700     24,999,150
                                                          --------------
                                                             125,784,900
                                                          --------------
       Drugs & Medical Supplies -- 15.7%
         Abbott Laboratories...................   860,000     41,288,600
         American Home Products Corp........... 1,282,600     74,955,144
         Amgen, Inc.(a)........................ 1,056,400     64,102,352
         Baxter International, Inc.............   383,700     18,801,300
         Genetech, Inc.(a).....................   734,700     40,481,970
         Johnson & Johnson.....................   577,000     28,850,000
         Pfizer, Inc........................... 1,313,900     52,621,695
         Pharmacia Corp........................ 1,020,594     46,896,294
         Sepracor, Inc.(a).....................   449,900     17,906,020
                                                          --------------
                                                             385,903,375
                                                          --------------
       Electronics -- 4.6%
         Applied Materials, Inc.(a)............   253,900     12,466,490
         Intel Corp............................ 1,271,100     37,179,675
         STMicroelectronics NV, ADR
          (Switzerland)(b).....................   219,400      7,459,600
         Texas Instruments, Inc................ 1,766,500     55,644,750
                                                          --------------
                                                             112,750,515
                                                          --------------
       Exchange-Traded Funds -- 1.0%
         Nasdaq-100 Index Tracking Stock(a)....   557,000     25,454,900
                                                          --------------
       Financial Services -- 12.7%
         American Express Co...................   996,500     38,664,200
         Citigroup, Inc........................ 2,092,200    110,551,848
         Goldman Sachs Group, Inc..............   327,700     28,116,660

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Financial Services (cont'd.)
          Household International, Inc.........   479,100 $   31,955,970
          J.P. Morgan Chase & Co.(a)...........   397,300     17,719,580
          Merrill Lynch & Co., Inc.............   813,200     48,182,100
          Morgan Stanley Dean Witter & Co......   571,240     36,690,745
                                                          --------------
                                                             311,881,103
                                                          --------------
        Food & Beverage -- 2.4%
          PepsiCo, Inc......................... 1,349,100     59,630,220
                                                          --------------
        Insurance -- 3.9%
          American International Group, Inc....   799,037     68,717,182
          Hartford Financial Services Group,
           Inc. (The)..........................   404,800     27,688,320
                                                          --------------
                                                              96,405,502
                                                          --------------
        Internet Services -- 0.6%
          eBay, Inc.(a)........................   215,700     14,773,293
                                                          --------------
        Leisure -- 0.8%
          Starwood Hotels & Resorts Worldwide,
           Inc.(a).............................   546,500     20,373,520
                                                          --------------
        Manufacturing -- 1.1%
          Minnesota Mining and Manufacturing
           Co. (3M)............................   234,700     26,779,270
                                                          --------------
        Media -- 10.8%
          AOL Time Warner, Inc.(a)............. 1,110,200     58,840,600
          AT&T Corp. Liberty Media Group
           (Class "A" Stock)(a)................ 3,489,400     61,029,606
          Knight-Ridder, Inc...................   136,000      8,064,800
          New York Times Co. (The)
           (Class "A" Stock)(b)................   274,000     11,508,000
          Pearson PLC, ADR (United
           Kingdom)(a).........................   503,200      8,569,496
          Tribune Co...........................    30,100      1,204,301
          Univision Communications, Inc.(a)....   863,500     36,940,530
          Viacom, Inc.(a)...................... 1,504,119     77,838,158
                                                          --------------
                                                             263,995,491
                                                          --------------
        Oil & Gas Services -- 4.3%
          Halliburton Co....................... 1,453,400     51,741,040
          Schlumberger, Ltd.................... 1,036,900     54,592,785
                                                          --------------
                                                             106,333,825
                                                          --------------
        Retail -- 11.6%
          BJ's Wholesale Club, Inc.(a).........   108,000      5,752,080
          Home Depot, Inc...................... 1,919,700     89,362,035
          Kohl's Corp.(a)...................... 1,220,000     76,530,600
          Target Corp.......................... 1,021,200     35,333,520
          Tiffany & Co......................... 1,120,000     40,566,400
          Wal-Mart Stores, Inc.................   770,400     37,595,520
                                                          --------------
                                                             285,140,155
                                                          --------------
        Semiconductor Equipment -- 1.1%
          KLA-Tencor Corp.(a)..................   220,500     12,892,635
          Novellus Systems, Inc.(a)............   241,300     13,703,427
                                                          --------------
                                                              26,596,062
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

June 30, 2001 (Unaudited)


                                                             Value
       COMMON STOCKS                           Shares       (Note 2)
       (Continued)                            ---------- --------------
       Telecommunications -- 4.5%
         Nokia Corp. ADR (Finland)...........  2,089,300 $   46,048,172
         NTL, Inc.(a)........................    344,500      4,151,225
         Qwest Communications International,
          Inc.(a)............................    782,800     24,947,836
         Vodafone Air Touch Group PLC, ADR
          (United Kingdom)...................  1,527,481     34,139,201
                                                         --------------
                                                            109,286,434
                                                         --------------
       TOTAL COMMON STOCKS
        (cost $2,500,647,249)...........................  2,418,975,711
                                                         --------------

                                              Principal
                                               Amount
                                                (000)
                                              ----------
       LONG-TERM BOND
       U.S. Government Obligation
         United States Treasury Bond,
          8.13%, 08/15/19(c)(cost $128,538).. $      101        128,538
                                                         --------------
       TOTAL LONG-TERM INVESTMENTS
        (cost $2,500,775,787)...........................  2,419,104,249
                                                         --------------
       SHORT-TERM INVESTMENT -- 2.4%
       Repurchase Agreement
         Joint Repurchase Agreement
          Account,
          3.97%, 07/02/01
          (cost $60,479,000; Note 5).........     60,479     60,479,000
                                                         --------------
       TOTAL INVESTMENTS -- 100.9%
        (cost $2,561,254,787; Note 6)...................  2,479,583,249
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (0.9)%................................    (23,095,955)
                                                         --------------
       NET ASSETS -- 100.0%............................. $2,456,487,294
                                                         ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $131,648; cash collateral of $131,648 was received with which the Portfolio purchased securities.

(c)Represents securities purchased with cash collateral received for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

                     SMALL CAPITALIZATION STOCK PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 95.7%                         Value
                                             Shares   (Note 2)
COMMON STOCKS                                ------ ------------
Advertising -- 0.3%
  ADVO, Inc.(a)............................. 31,700 $  1,082,555
  HA-LO Industries, Inc.(a)................. 99,400       29,820
  Penton Media, Inc......................... 49,700      869,750
  Simon Worldwide, Inc.(a).................. 20,400       56,304
                                                    ------------
                                                       2,038,429
                                                    ------------
Aerospace -- 1.0%
  AAR Corp.................................. 41,950      717,345
  Alliant Techsystems, Inc.(a).............. 21,950    1,973,305
  BE Aerospace, Inc.(a)..................... 43,100      821,055
  GenCorp, Inc.............................. 66,100      846,080
  Kaman Corp. (Class "A" Stock)............. 34,700      614,190
  Orbital Sciences Corp.(a)................. 58,600      227,368
  Trimble Navigation, Ltd.(a)............... 36,600      713,334
                                                    ------------
                                                       5,912,677
                                                    ------------
Agricultural Products & Services -- 0.2%
  Delta & Pine Land Co...................... 60,000    1,179,000
                                                    ------------
Airlines -- 1.0%
  Atlantic Coast Airlines Holdings, Inc.(a). 66,200    1,985,338
  Frontier Airlines, Inc.(a)................ 43,700      535,325
  Mesa Air Group, Inc.(a)................... 50,400      622,440
  Midwest Express Holdings, Inc.(a)......... 21,600      374,760
  SkyWest, Inc.............................. 87,600    2,452,800
                                                    ------------
                                                       5,970,663
                                                    ------------
Apparel -- 1.2%
  Chico's FAS, Inc.(a)(b)................... 41,550    1,236,113
  Fossil, Inc.(a)........................... 47,800      991,850
  Genesco, Inc.(a).......................... 33,500    1,125,600
  Pacific Sunwear of California, Inc.(a).... 50,200    1,125,986
  Phillips-Van Heusen Corp.................. 42,900      617,760
  Russell Corp.............................. 49,800      846,102
  Wolverine World Wide, Inc................. 64,812    1,158,190
                                                    ------------
                                                       7,101,601
                                                    ------------
Appliances & Home Furnishings -- 0.1%
  Applica, Inc.(a).......................... 35,900      285,764
  Salton, Inc.(a)(b)........................ 18,600      331,080
                                                    ------------
                                                         616,844
                                                    ------------
Autos - Cars & Trucks -- 0.5%
  Midas, Inc................................ 23,600      297,360
  Myers Industries, Inc..................... 33,883      511,633
  Standard Motor Products, Inc.............. 19,400      258,020
  TBC Corp.(a).............................. 33,300      319,014
  Tenneco Automotive, Inc................... 56,000      182,560
  Titan International, Inc.................. 32,300      131,784
  Tower Automotive, Inc.(a)................. 70,800      725,700
  Wabash National Corp...................... 35,800      433,180
                                                    ------------
                                                       2,859,251
                                                    ------------
Banks and Savings & Loans -- 5.9%
  Anchor BanCorp Wisconsin, Inc............. 36,300      577,170
  Chittenden Corp........................... 41,100    1,383,015
  Commercial Federal Corp................... 85,225    1,968,697
  Community First Bankshares, Inc........... 65,700    1,511,100
  Cullen/Frost Bankers, Inc................. 80,900    2,738,465
  Downey Financial Corp..................... 44,044    2,081,519
  East West Bancorp, Inc.................... 35,700      963,900

                                                           Value
            COMMON STOCKS                       Shares    (Note 2)
            (Continued)                         ------- ------------
            Banks and Savings & Loans (cont'd)
              First Bancorp/Puerto Rico........  41,200 $  1,111,988
              First Midwest Bancorp, Inc.......  63,900    1,971,315
              FirstFed Financial Corp.(a)......  26,900      801,620
              GBC Bancorp......................  18,000      513,900
              New York Community Bancorp, Inc..  70,025    2,636,441
              Provident Bankshares Corp........  44,048    1,098,557
              Riggs National Corp..............  44,300      752,657
              Royal Bank of Canada (Canada).... 103,734    3,303,928
              Southwest Bancorporation of
               Texas, Inc.(a)..................  44,700    1,350,387
              Staten Island Bancorp, Inc.......  55,100    1,534,535
              Sterling Bancshares, Inc.........  40,900      784,462
              Susquehanna Bancshares, Inc......  61,200    1,245,420
              TrustCo Bank Corp................  95,813    1,279,104
              UCBH Holdings, Inc...............  29,300      889,255
              United Bankshares, Inc...........  65,200    1,747,360
              Washington Federal, Inc..........  89,780    2,201,406
              Whitney Holding Corp.............  35,500    1,664,950
                                                        ------------
                                                          36,111,151
                                                        ------------
            Chemicals -- 2.3%
              Arch Chemicals, Inc..............  34,700      757,501
              Cambrex Corp.....................  39,300    1,987,794
              Chemed Corp......................  15,700      567,398
              Chemfirst, Inc...................  23,500      615,700
              Georgia Gulf Corp................  49,600      768,800
              MacDermid, Inc...................  48,600      874,800
              Mississippi Chemical Corp........  40,872      126,294
              OM Group, Inc....................  37,200    2,092,500
              Omnova Solutions, Inc............  62,600      455,728
              Penford Corp.....................  11,600      134,560
              PolyOne Corp..................... 147,600    1,536,516
              Quaker Chemical Corp.............  13,800      262,200
              Scotts Co. (Class "A" Stock)(a)..  44,400    1,840,380
              TETRA Technologies, Inc.(a)......  21,300      520,785
              WD-40 Co.........................  24,100      540,804
              Wellman, Inc.....................  49,600      887,840
                                                        ------------
                                                          13,969,600
                                                        ------------
            Collectibles & Gifts -- 0.3%
              Action Performance Cos., Inc.(a).  25,500      637,500
              Department 56, Inc.(a)...........  20,900      159,885
              Enesco Group, Inc.(a)............  21,000      127,050
              Lennox International, Inc........  86,600      948,270
                                                        ------------
                                                           1,872,705
                                                        ------------
            Commercial Services -- 3.0%
              ABM Industries, Inc..............  35,900    1,337,275
              Arbitron, Inc.(a)................  18,400      443,440
              Bowne & Co., Inc.................  51,900      596,850
              Central Parking Corp.............  56,650    1,059,355
              Consolidated Graphics, Inc.(a)...  20,300      345,100
              CPI Corp.........................  11,800      289,100
              Dendrite International, Inc.(a)..  62,350      692,085
              eLoyalty Corp.(a)................  77,800       77,800
              F.Y.I., Inc.(a)..................  25,100    1,029,100
              Franklin Covey Co.(a)............  32,200      177,100
              Global Payments, Inc.............  56,520    1,701,252
              Hooper Holmes, Inc............... 103,100    1,056,775
              Information Holdings, Inc.(a)....  33,800    1,091,740

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

June 30, 2001 (Unaudited)


                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- -------------
        Commercial Services (cont'd.)
          Information Resources, Inc.(a)..........  45,200 $     467,368
          Insurance Auto Auctions, Inc.(a)........  18,200       309,400
          John H. Harland Co......................  44,500     1,036,850
          Labor Ready, Inc.(a)....................  64,550       338,242
          MAXIMUS, Inc.(a)(b).....................  33,200     1,330,988
          MemberWorks, Inc.(a)....................  24,000       555,360
          Nelson Thomas, Inc......................  22,350       157,120
          On Assignment, Inc.(a)..................  36,000       648,000
          PAREXEL International Corp.(a)..........  38,400       748,800
          Pre-Paid Legal Services, Inc.(a)(b).....  35,300       776,600
          Profit Recovery Group Int'l, Inc.(a)....  74,900       858,354
          Provell, Inc. (Class "A" Stock)(a)......   8,900        36,490
          Startek, Inc.(a)........................  21,900       494,940
          Volt Information Sciences, Inc.(a)......  24,100       421,750
                                                           -------------
                                                              18,077,234
                                                           -------------
        Computer Services -- 6.2%
          Actel Corp.(a)..........................  37,600       923,080
          Adaptec, Inc.(a)........................ 113,200     1,125,208
          American Management Systems, Inc.(a)(b).  64,750     1,528,100
          Analysts International Corp.............  35,200       156,992
          Aspen Technology, Inc.(a)...............  46,400     1,122,880
          Auspex System, Inc.(a)..................  70,100       500,514
          Avid Technology, Inc.(a)................  39,600       621,720
          Black Box Corp.(a)......................  30,000     2,020,800
          Brooktrout, Inc.(a).....................  19,200       148,224
          CACI International, Inc.
           (Class "A" Stock)(a)...................  17,600       827,200
          Carreker Corp.(a).......................  33,100       711,650
          Cerner Corp.(a)(b)......................  54,000     2,268,000
          Ciber, Inc.(a)..........................  93,000       883,500
          Computer Task Group, Inc................  32,500       118,300
          ePresence, Inc.(a)......................  36,900       135,792
          FactSet Research Systems, Inc...........  51,300     1,831,410
          Fair, Issac & Co., Inc..................  33,600     2,077,152
          FileNet Corp.(a)........................  53,900       797,720
          Hutchinson Technology, Inc.(a)..........  38,800       739,140
          Insight Enterprises, Inc.(a)............  64,800     1,587,600
          Kroll-O' Gara Co.(a)....................  34,800       329,208
          Mercury Computer Systems, Inc.(a).......  33,600     1,663,200
          Midway Games, Inc.(a)(b)................  58,830     1,088,355
          National Data Corp......................  51,425     1,666,170
          NYFIX, Inc.(a)..........................  39,000     1,246,050
          Phoenix Technology, Ltd.(a).............  39,200       572,320
          Pinnacle Systems, Inc.(a)...............  79,600       481,580
          Progress Software Corp.(a)..............  55,100       892,620
          QRS Corp.(a)............................  22,800       378,480
          Radiant Systems, Inc.(a)................  43,200       696,384
          RadiSys Corp.(a)........................  27,000       616,950
          Read-Rite Corp.(a)...................... 184,500       983,385
          RSA Security, Inc.(a)(b)................  92,100     2,850,495
          SONICblue, Inc.(a)...................... 144,400       476,520
          Standard Microsystems Corp.(a)..........  24,900       445,710
          Teledyne Technologies, Inc.(a)..........  49,200       747,840
          Zebra Technologies Corp.
           (Class "A" Stock)(a)(b)................  49,300     2,421,616
                                                           -------------
                                                              37,681,865
                                                           -------------

                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- -------------
        Construction -- 2.1%
          Butler Manufacturing Co.................  10,000 $     250,000
          Coachmen Industries, Inc................  24,300       321,975
          Elcor Corp..............................  30,000       607,500
          Florida Rock Industries, Inc............  29,300     1,374,170
          Insituform Technologies, Inc.
           (Class "A" Stock)(a)...................  41,700     1,522,050
          M.D.C. Holdings, Inc....................  36,480     1,291,392
          NVR, Inc.(a)............................  13,100     1,938,800
          Shaw Group, Inc.(a)(b)..................  63,300     2,538,330
          Simpson Manufacturing Co., Inc.(a)......  18,800     1,137,400
          Standard Pacific Corp...................  46,750     1,082,263
          Thomas Industries, Inc..................  23,550       694,725
          Washington Group International, Inc.(a).  80,200         5,373
                                                           -------------
                                                              12,763,978
                                                           -------------
        Consumer Cyclical -- 0.1%
          JAKKS Pacific, Inc.(a)..................  28,000       523,600
                                                           -------------
        Containers -- 0.3%
          AptarGroup, Inc.........................  56,000     1,816,080
                                                           -------------
        Cosmetics & Soaps
          Nature's Sunshine Products, Inc.........  25,800       305,214
                                                           -------------
        Distribution/Wholesalers -- 0.6%
          Bell Microproducts, Inc.
           (Class "B" Stock)(a)...................  24,300       290,628
          Brightpoint, Inc.(a)....................  86,800       251,720
          Castle (A.M.) & Co......................  21,900       295,212
          SCP Pool Corp.(a).......................  26,500       912,660
          United Stationers, Inc.(a)..............  53,500     1,688,460
                                                           -------------
                                                               3,438,680
                                                           -------------
        Diversified Manufacturing Operations -- 1.2%
          Barnes Group, Inc.......................  29,100       718,770
          CLARCOR, Inc............................  38,000     1,020,300
          CUNO, Inc.(a)...........................  25,500       765,000
          Griffon Corp.(a)........................  46,300       509,300
          Intermet Corp...........................  28,300       159,895
          Lydall, Inc.(a).........................  24,700       296,400
          Mueller Industries, Inc.(a).............  52,200     1,717,902
          SPS Technologies, Inc.(a)...............  19,900       943,260
          Standex International Corp..............  19,000       448,400
          Valmont Industries, Inc.................  36,300       660,660
                                                           -------------
                                                               7,239,887
                                                           -------------
        Drugs & Medical Supplies -- 6.1%
          Advanced Tissue Sciences, Inc.(a)....... 100,100       500,500
          Alliance Pharmaceutical Corp.(a)........  77,200       173,700
          ArthroCare Corp.(a)(b)..................  34,500       902,175
          Cephalon, Inc.(a).......................  64,700     4,561,350
          Coherent, Inc.(a).......................  42,700     1,544,459
          CONMED Corp.(a).........................  23,900       622,595
          Cygnus, Inc.(a)(b)......................  42,200       432,550
          CyroLife, Inc.(a).......................  29,200     1,194,572
          Diagnostic Products Corp................  43,400     1,440,880
          Enzo Biochem, Inc.(a)(b)................  42,073     1,443,104
          Haemonetics Corp.(a)....................  10,700       326,350
          Hologic, Inc.(a)........................  24,400       165,920
          IDEXX Laboratories, Inc.(a).............  51,800     1,618,750
          Immune Response Corp.(a)................  18,000        85,500

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

June 30, 2001 (Unaudited)


                                                             Value
        COMMON STOCKS                             Shares    (Note 2)
        (Continued)                               ------- -------------
        Drugs & Medical Supplies (cont'd.)
          INAMED Corp.(a)........................  18,800 $     532,228
          Invacare Corp..........................  47,300     1,827,199
          Medicis Pharmaceutical Corp.
           (Class "A" Stock)(a)..................  47,100     2,496,300
          NBTY, Inc.(a).......................... 102,800     1,278,832
          Noven Pharmaceuticals, Inc.(a).........  34,500     1,352,400
          Osteotech, Inc.(a).....................  21,800        99,190
          Owens & Minor, Inc.....................  52,000       988,000
          PolyMedica Corp.(a)(b).................  20,700       838,350
          Priority Healthcare Corp.(a)...........  70,932     2,005,957
          Regeneron Pharmaceuticals, Inc.(a).....  57,400     1,988,910
          ResMed, Inc.(a)(b).....................  48,700     2,461,785
          Respironics, Inc.(a)...................  47,100     1,401,696
          SpaceLabs Medical, Inc.(a).............  14,900       181,780
          Sybron Dental Specialties, Inc.(a).....  54,800     1,122,852
          Syncor International Corp.(a)..........  37,700     1,168,700
          Techne Corp.(a)........................  64,700     2,102,750
          Vital Signs, Inc.......................  19,400       641,170
                                                          -------------
                                                             37,500,504
                                                          -------------
        Education -- 0.4%
          Corinthian Colleges, Inc.(a)...........  33,100     1,558,017
          ITT Educational Services, Inc.(a)......  13,700       616,500
                                                          -------------
                                                              2,174,517
                                                          -------------
        Electrical Equipment -- 1.5%
          Anixter International, Inc.(a).........  58,600     1,799,020
          Baldor Electric Co.....................  52,966     1,131,883
          C&D Technologies, Inc..................  41,100     1,274,100
          Kulicke & Soffa Industries, Inc.(a)....  76,200     1,307,592
          MagneTek, Inc.(a)......................  34,900       436,250
          SLI, Inc...............................  54,200       447,150
          Technitrol, Inc........................  51,900     1,349,400
          Valence Technology, Inc.(a)(b).........  63,800       410,234
          Vicor Corp.(a).........................  66,700     1,087,210
                                                          -------------
                                                              9,242,839
                                                          -------------
        Electronics -- 3.8%
          Alpha Industries, Inc.(a)..............  67,800     2,003,490
          Analogic Corp..........................  20,100       915,555
          Artesyn Technologies, Inc.(a)..........  59,400       766,260
          Audiovox Corp.(a)......................  35,200       390,720
          Avnet, Inc.............................  39,063       875,793
          Belden, Inc............................  38,100     1,019,175
          Benchmark Electronics, Inc.(a).........  30,500       742,980
          BMC Industries, Inc....................  42,700       256,200
          Cable Design Technologies Corp.(a).....  68,250     1,102,920
          Checkpoint Systems, Inc.(a)............  47,200       840,160
          Cohu, Inc..............................  31,600       711,000
          CTS Corp...............................  43,400       889,700
          Dionex Corp.(a)........................  34,600     1,150,450
          Electro Scientific Industries, Inc.(a).  42,100     1,604,010
          Electroglas, Inc.(a)...................  32,400       573,480
          Esterline Technologies Corp.(a)........  31,600       687,300
          Helix Technology Corp..................  35,200     1,072,896
          Innovex, Inc.(a).......................  23,300        85,511
          Intermagnetics General Corp.(a)........  23,956       776,174
          Itron, Inc.(a)(b)......................  23,900       453,383
          Keithley Instruments, Inc..............  24,800       528,240

                                                            Value
         COMMON STOCKS                           Shares    (Note 2)
         (Continued)                             ------- -------------
         Electronics (cont'd.)
           Methode Electronics, Inc.
            (Class "A" Stock)...................  55,700 $     479,020
           Park Electrochemical Corp............  24,800       654,720
           Photronics, Inc.(a)..................  46,300     1,188,058
           Pioneer-Standard Electronics, Inc....  43,000       550,400
           Robotic Vision Systems, Inc.(a)(b)...  55,000        90,750
           Stratos Lightwave, Inc.(a)........... 100,039     1,300,507
           Three-Five Systems, Inc.(a)..........  33,550       603,229
           Ultratech Stepper, Inc.(a)...........  33,200       851,580
           X-Rite, Inc..........................  33,700       297,908
                                                         -------------
                                                            23,461,569
                                                         -------------
         Electronic Components -- 1.0%
           Alliance Semiconductor Corp.(a)......  66,600       800,532
           APW, Ltd.(a).........................  61,300       622,195
           AXT, Inc.(a).........................  34,300       915,810
           Bel Fuse, Inc. (Class "B" Stock).....  16,600       551,950
           Cymer, Inc.(a).......................  47,500     1,201,275
           LSI Logic Corp.(a)...................  61,857     1,162,912
           Rogers Corp.(a)......................  23,500       622,750
           Supertex, Inc.(a)....................  19,300       238,162
                                                         -------------
                                                             6,115,586
                                                         -------------
         Energy -- 0.9%
           Advanced Energy Industries, Inc.(a)..  49,200     2,030,484
           UGI Corp.............................  42,200     1,139,400
           Unisource Energy Corp................  50,600     1,162,282
           Veritas DGC, Inc.(a).................  47,700     1,323,675
                                                         -------------
                                                             5,655,841
                                                         -------------
         Engineering -- 0.2%
           Foster Wheeler, Ltd..................  63,600       575,580
           URS Corp.(a).........................  26,200       707,400
                                                         -------------
                                                             1,282,980
                                                         -------------
         Environmental Services -- 0.4%
           Ionics, Inc.(a)......................  25,400       800,100
           Tetra Tech, Inc.(a)..................  62,950     1,712,240
                                                         -------------
                                                             2,512,340
                                                         -------------
         Financial Services -- 2.7%
           Commerce Bancorp, Inc................  49,094     3,441,489
           Eaton Vance Corp..................... 110,100     3,831,480
           Hudson United Bancorp................  83,592     2,131,596
           Jeffries Group, Inc..................  38,300     1,240,920
           MAF Bancorp, Inc.....................  36,100     1,108,270
           New Century Equity Holdings Corp.(a).  59,600        59,600
           Raymond James Financial, Inc.........  74,218     2,271,071
           Regions Financial Corp...............      88         2,816
           South Financial Group, Inc...........  67,500     1,274,400
           Southwest Securities Group, Inc.(b)..  24,760       512,532
           Tucker Anthony Sutro Corp............  37,900       833,800
                                                         -------------
                                                            16,707,974
                                                         -------------
         Food & Beverage -- 3.1%
           American Italian Pasta Co.
            (Class "A"Stock)(a).................  27,200     1,262,080
           Coca-Cola Bottling Co................  13,900       546,965
           Constellation Brands, Inc.
            (Class "A" Stock)(a)................  62,000     2,542,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

June 30, 2001 (Unaudited)


                                                               Value
      COMMON STOCKS                                 Shares    (Note 2)
      (Continued)                                   ------- -------------
      Food & Beverage (cont'd.)
        Corn Products International, Inc...........  54,900 $   1,756,800
        Earthgrains Co.............................  66,200     1,721,200
        Fleming Cos., Inc..........................  61,800     2,206,260
        Hain Celestial Group, Inc.(a)..............  51,900     1,141,800
        International Multifoods Corp.(a)..........  29,200       605,900
        J & J Snack Foods Corp.(a).................  13,200       292,380
        Nash-Finch Co..............................  17,900       422,440
        Performance Food Group Co.(a)..............  54,100     1,635,443
        Ralcorp Holdings, Inc.(a)..................  46,600       873,284
        Smithfield Foods, Inc.(a)(b)...............  85,300     3,437,590
        United Natural Foods, Inc.(a)..............  28,600       599,170
                                                            -------------
                                                               19,043,312
                                                            -------------
      Furniture -- 0.8%
        Aaron Rents, Inc...........................  31,000       527,000
        Bassett Furniture Industries, Inc..........  18,300       230,214
        Ethan Allen Interiors, Inc.................  61,650     2,003,625
        Interface, Inc.............................  79,600       597,000
        La-Z-Boy, Inc..............................  94,100     1,740,850
                                                            -------------
                                                                5,098,689
                                                            -------------
      Healthcare -- 3.8%
        ArQule, Inc.(a)............................  26,100       565,326
        Bio-Technology General Corp.(a)............  85,600     1,121,360
        Cooper Companies, Inc......................  22,600     1,161,640
        Coventry Corp.(a)..........................  92,700     1,872,540
        Datascope Corp.............................  23,100     1,064,679
        IMPATH, Inc.(a)............................  24,500     1,085,350
        Mentor Corp................................  37,000     1,054,500
        Organogenesis, Inc.(a).....................  53,800       398,120
        Patterson Dental Co.(a).................... 105,300     3,474,900
        Pharmaceutical Product Development,
         Inc.(a)(b)................................  78,400     2,391,984
        Renal Care Group, Inc.(a)..................  72,450     2,382,881
        Sierra Health Services, Inc.(a)............  42,525       298,100
        Smith (A.O.) Corp..........................  37,000       662,300
        Sola International, Inc.(a)................  36,900       520,659
        Theragenics Corp.(a).......................  46,100       514,937
        US Oncology, Inc.(a)....................... 143,300     1,273,937
        Varian Med Systems, Inc.(a)................  51,200     3,660,800
                                                            -------------
                                                               23,504,013
                                                            -------------
      Hospitals/Healthcare Management -- 2.5%
        Accredo Health, Inc.(a)....................  39,700     1,476,443
        AdvancePCS(a)..............................  46,200     2,959,110
        Curative Health Services, Inc.(a)..........  12,200        76,860
        Mid Atlantic Medical Services, Inc.(a).....  76,500     1,371,645
        Orthodontic Centers of America, Inc.(a)....  76,100     2,312,679
        Pediatrix Medical Group, Inc.(a)...........  24,800       823,360
        Province Healthcare Co.(a)(b)..............  48,100     1,697,449
        RehabCare Group, Inc.(a)...................  12,700       612,140
        Universal Health Services, Inc. (Class "B"
         Stock)(a)(b)..............................  93,350     4,247,425
                                                            -------------
                                                               15,577,111
                                                            -------------
      Housing Related -- 1.5%
        Champion Enterprises, Inc.(a)..............  73,700       838,706
        D.R.Horton, Inc.(b)........................ 117,778     2,673,561
        Del Webb Corp.(a)..........................  22,000       851,180

                                                                Value
      COMMON STOCKS                                  Shares    (Note 2)
      (Continued)                                    ------- -------------
      Housing Related (cont'd.)
        Fedders Corp................................  50,000 $     260,000
        Fleetwood Enterprises, Inc..................  51,100       719,488
        National Presto Industries, Inc.............  10,800       320,760
        Ryland Group, Inc...........................  20,725     1,048,685
        Skyline Corp................................  13,300       361,760
        Toll Brothers, Inc.(a)......................  56,000     2,201,360
                                                             -------------
                                                                 9,275,500
                                                             -------------
      Human Resources -- 0.5%
        Administaff, Inc.(a)........................  42,800     1,112,800
        CDI Corp.(a)................................  29,800       506,302
        Edgewater Technology, Inc.(a)...............  19,671        68,849
        Hall, Kinion & Associates, Inc.(a)..........  20,500       165,230
        Heidrick & Struggles International, Inc.(a).  30,200       613,966
        Spherion Corp.(a)...........................  97,100       869,045
                                                             -------------
                                                                 3,336,192
                                                             -------------
      Insurance -- 2.0%
        Delphi Financial Group, Inc.(a).............  31,779     1,223,491
        Fidelity National Financial, Inc............ 120,161     2,952,356
        First American Corp.(b).....................  99,300     1,880,742
        Fremont General Corp........................ 109,240       710,060
        Hilb, Rogal & Hamilton Co...................  20,700       905,625
        LandAmerica Financial Group, Inc............  21,100       672,035
        Mutual Risk Management, Ltd.(b).............  64,300       572,270
        RLI Corp....................................  15,300       687,276
        SCPIE Holdings, Inc.........................  14,600       294,920
        Selective Insurance Group, Inc..............  39,200     1,045,856
        Trenwick Group, Ltd.........................  31,750       727,710
        Zenith National Insurance Corp..............  26,900       726,300
                                                             -------------
                                                                12,398,641
                                                             -------------
      Leisure -- 1.8%
        Anchor Gaming(a)............................  22,800     1,473,336
        Aztar Corp.(a)..............................  61,700       746,570
        Bally Total Fitness Holding Corp.(a)........  40,500     1,199,205
        Huffy Corp.(a)..............................  15,900       153,276
        K2, Inc.(a).................................  28,000       320,040
        Marcus Corp.................................  45,425       633,679
        Pinnacle Entertainment, Inc.(a).............  41,200       302,820
        Polaris Industries, Inc.....................  37,000     1,694,600
        Prime Hospitality Corp.(a)..................  70,200       831,870
        Sturm Ruger & Co., Inc......................  42,200       413,560
        Thor Industries, Inc........................  18,800       619,836
        Winnebago Industries, Inc...................  32,000       984,000
        WMS Industries, Inc.(a).....................  49,300     1,585,981
                                                             -------------
                                                                10,958,773
                                                             -------------
      Machinery -- 2.8%
        Applied Industrial Technologies, Inc........  30,900       585,555
        Astec Industries, Inc.(a)...................  30,100       519,225
        Cognex Corp.(a).............................  67,700     2,291,645
        Dril-Quip, Inc.(a)..........................  27,000       581,310
        Flow International Corp.(a).................  23,000       248,400
        Gardner Denver, Inc.(a).....................  23,900       491,145
        Graco, Inc..................................  47,800     1,577,400
        IDEX Corp...................................  47,000     1,598,000
        JLG Industries, Inc.........................  65,400       807,690
        Lindsay Manufacturing Co....................  18,312       347,928

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

June 30, 2001 (Unaudited)


                                                              Value
       COMMON STOCKS                               Shares    (Note 2)
       (Continued)                                 ------- -------------
       Machinery (cont'd.)
         Manitowoc Co., Inc.......................  38,512 $   1,136,104
         Milacron, Inc............................  52,800       827,376
         Paxar Corp.(a)...........................  65,752       946,829
         Photon Dynamics, Inc.(a).................  19,500       526,500
         Regal-Beloit Corp........................  32,800       682,240
         Robbins & Myers, Inc.....................  17,300       487,860
         Roper Industries, Inc....................  47,800     1,995,650
         Royal Appliance Manufacturing Co.(a).....  22,100       134,368
         SpeedFam-IPEC, Inc.(a)...................  46,600       148,654
         Toro Co..................................  19,700       885,515
                                                           -------------
                                                              16,819,394
                                                           -------------
       Media -- 0.4%
         4Kids Entertainment, Inc.(a).............  18,800       360,020
         Harman International Industries, Inc.....  50,000     1,904,500
                                                           -------------
                                                               2,264,520
                                                           -------------
       Metals - Ferrous -- 0.6%
         Cleveland-Cliffs, Inc....................  15,800       292,300
         Commercial Metals Co.....................  20,900       669,427
         Material Sciences Corp.(a)...............  22,225       219,583
         Quanex Corp..............................  21,125       547,138
         Reliance Steel & Aluminum Co.............  39,100       987,275
         Steel Dynamics, Inc.(a)..................  71,500       893,750
         Steel Technologies, Inc..................  16,200       115,506
                                                           -------------
                                                               3,724,979
                                                           -------------
       Metals - Non Ferrous -- 0.3%
         Amcast Industrial Corp...................  13,300       113,715
         Brush Engineered Materials, Inc..........  25,800       412,800
         Commonwealth Industries, Inc.............  26,000       116,480
         IMCO Recycling, Inc......................  24,200       171,820
         RTI International Metals, Inc.(a)........  32,500       495,625
         Wolverine Tube, Inc.(a)..................  18,800       311,516
                                                           -------------
                                                               1,621,956
                                                           -------------
       Mineral Resources -- 0.4%
         Massey Energy Co......................... 118,100     2,333,656
                                                           -------------
       Miscellaneous Basic Industry -- 1.2%
         Apogee Enterprises, Inc..................  43,400       542,066
         Armor Holdings, Inc.(a)..................  17,100       256,500
         Briggs & Stratton Corp...................  11,600       488,360
         Lawson Products, Inc.....................  15,200       445,360
         Libbey, Inc..............................  23,800       945,098
         Meade Instruments Corp.(a)...............  25,600       172,288
         Texas Industries, Inc....................  32,800     1,127,992
         Tredegar Industries, Inc.................  59,350     1,136,553
         Tyco International, Ltd..................  11,868       646,806
         Watsco, Inc..............................  41,400       583,740
         Watts Industries, Inc. (Class "A" Stock).  41,300       700,035
                                                           -------------
                                                               7,044,798
                                                           -------------
       Miscellaneous - Consumer Growth/Stable -- 0.3%
         DIMON, Inc...............................  69,575       695,750
         Hughes Supply, Inc.......................  37,950       897,518
                                                           -------------
                                                               1,593,268
                                                           -------------
       Networking -- 0.5%
         Aeroflex, Inc.(a)........................  91,100       956,550
         C-COR.net Corp.(a).......................  50,400       604,800

                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- -------------
        Networking (cont'd.)
          DMC Stratex Networks, Inc.(a)........... 115,100 $   1,151,000
          Visual Networks, Inc.(a)................  48,400       423,500
                                                           -------------
                                                               3,135,850
                                                           -------------
        Office Equipment & Supplies -- 0.2%
          New England Business Service, Inc.......  20,200       387,840
          Standard Register Co....................  42,700       789,950
                                                           -------------
                                                               1,177,790
                                                           -------------
        Oil & Gas -- 3.2%
          Cabot Oil & Gas Corp. (Class "A" Stock).  45,600     1,112,640
          Cascade Natural Gas Corp................  17,222       366,829
          Cross (A.T.) Co. (Class "A" Stock)(a)...  26,600       176,890
          Key Production Co., Inc.(a).............  20,100       334,665
          Laclede Gas Co..........................  29,500       749,300
          Lone Star Technologies, Inc.(a).........  36,900     1,335,780
          Newfield Exploration Co.(a).............  66,450     2,130,387
          Northwest Natural Gas Co................  39,300       978,570
          Nuevo Energy Co.(a).....................  27,700       451,510
          Piedmont Natural Gas Co., Inc...........  49,800     1,768,896
          Remington Oil and Gas Corp.(a)..........  33,500       636,500
          Southern Union Co.......................  79,660     1,625,064
          Southwest Gas Corp......................  49,300     1,167,424
          Swift Energy Co.(a).....................  38,400     1,156,992
          Tom Brown, Inc.(a)......................  59,200     1,420,800
          Vintage Petroleum, Inc..................  98,000     1,832,600
          XTO Energy, Inc......................... 176,343     2,530,522
                                                           -------------
                                                              19,775,369
                                                           -------------
        Oil & Gas Services -- 4.1%
          Atwood Oceanics, Inc.(a)................  21,600       758,160
          Barrett Resources Corp.(a)..............  51,610     3,044,990
          Cal Dive International, Inc.(a).........  50,300     1,237,380
          Energen Corp............................  48,000     1,324,800
          Friede Goldman Halter, Inc.(a)..........  77,113        33,930
          HS Resources, Inc.(a)...................  28,300     1,833,840
          Input/Output, Inc.(a)...................  80,300     1,019,810
          Louis Dreyfus Natural Gas Corp.(a)......  68,500     2,387,225
          New Jersey Resources Corp...............  27,700     1,252,040
          NUI Corp................................  20,200       466,216
          Oceaneering International, Inc.(a)......  35,900       744,925
          Offshore Logistics, Inc.(a).............  33,400       634,600
          Patina Oil & Gas Corp...................  31,600       837,400
          Plains Resources, Inc.(a)...............  27,300       655,200
          Pogo Producing Co.......................  83,100     1,994,400
          Pride International, Inc.(a)(b)......... 104,700     1,989,300
          SEACOR SMIT, Inc.(a)....................  26,800     1,252,632
          Seitel, Inc.(a).........................  38,194       500,341
          Southwestern Energy Co..................  39,100       478,975
          St. Mary Land & Exploration Co..........  35,300       824,608
          Stone Energy Corp.(a)...................  40,400     1,789,720
                                                           -------------
                                                              25,060,492
                                                           -------------
        Paper & Forest Products -- 0.7%
          Brady (W.H.) Co. (Class "A" Stock)......  35,500     1,282,615
          Buckeye Technologies, Inc.(a)...........  54,100       779,040
          Caraustar Industries, Inc...............  40,900       376,280
          Chesapeake Corp.........................  23,600       584,100
          Pope & Talbot, Inc......................  21,725       280,470

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

June 30, 2001 (Unaudited)


                                                              Value
       COMMON STOCKS                                Shares   (Note 2)
       (Continued)                                  ------ -------------
       Paper & Forest Products (cont'd.)
         Schweitzer-Mauduit Int'l, Inc............. 23,500 $     554,600
         Universal Forest Products, Inc............ 31,200       702,000
                                                           -------------
                                                               4,559,105
                                                           -------------
       Pharmaceuticals -- 0.3%
         Alpharma, Inc.(b)......................... 62,700     1,708,575
         MGI Pharma, Inc.(a)....................... 25,700       321,250
                                                           -------------
                                                               2,029,825
                                                           -------------
       Photography -- 0.1%
         Concord Camera Corp.(a)................... 42,500       250,750
         Polaroid Corp.(b)......................... 71,100       184,860
                                                           -------------
                                                                 435,610
                                                           -------------
       Precious Metals -- 0.3%
         Stillwater Mining Co.(a).................. 60,300     1,763,775
                                                           -------------
       Restaurants -- 2.6%
         Applebee's Int'l, Inc..................... 59,100     1,891,200
         CEC Entertainment, Inc.(a)................ 42,375     2,091,206
         Cheesecake Factory, Inc.(a)(b)............ 73,087     2,068,362
         IHOP Corp.(a)............................. 31,200       837,720
         Jack in the Box, Inc.(a).................. 60,300     1,573,830
         Landry's Seafood Restaurants, Inc......... 33,600       571,200
         Luby's, Inc............................... 35,000       342,650
         O'Charley's, Inc.(a)...................... 13,200       255,816
         P.F. Chang's China Bistro, Inc.(a)(b)..... 16,300       617,770
         RARE Hospitality International, Inc.(a)... 29,100       657,660
         Ruby Tuesday, Inc......................... 98,600     1,686,060
         Ryan's Family Steak Houses, Inc.(a)....... 49,800       610,050
         Sonic Corp.(a)............................ 41,187     1,306,864
         The Steak n Shake Co.(a).................. 45,182       417,933
         TriArc Companies, Inc.
          (Class "A" Stock)(a)..................... 34,800       911,760
                                                           -------------
                                                              15,840,081
                                                           -------------
       Retail -- 7.1%
         99 Cents Only Stores(a)................... 80,150     2,400,492
         AnnTaylor Stores Corp.(a)(b).............. 45,000     1,611,000
         Arctic Cat, Inc........................... 37,200       539,400
         Brown Shoe Co., Inc....................... 27,550       497,277
         Building Materials Corp.(a)............... 20,000       304,200
         Burlington Coat Factory Warehouse Corp.... 69,200     1,384,000
         Caseys Gen. Stores, Inc................... 77,200     1,003,600
         Cash America International, Inc........... 40,043       340,366
         Casual Male Corp.......................... 20,000         3,000
         Cato Corp. (Class "A" Stock).............. 38,900       759,328
         Copart, Inc.(a)........................... 85,200     2,492,100
         Cost Plus, Inc.(a)........................ 32,800       984,000
         Discount Auto Parts, Inc.(a).............. 26,000       282,100
         Dress Barn, Inc.(a)....................... 28,600       650,650
         Factory 2-U Stores, Inc.(a)............... 19,900       584,065
         Footstar, Inc.(a)......................... 30,700     1,056,080
         Goody's Family Clothing, Inc.(a).......... 51,500       206,515
         Gottschalks, Inc.(a)...................... 19,900        65,670
         Great Atlantic & Pacific Tea Co., Inc.(a). 59,800       885,040
         Group 1 Automotive, Inc.(a)............... 31,100       920,560
         Hancock Fabrics, Inc...................... 26,900       240,755
         Hot Topic, Inc.(a)........................ 31,400       976,540
         Jo-Ann Stores, Inc. (Class "A" Stock)(a).. 28,300       114,615

                                                             Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                              ------- -------------
         Retail (cont'd.)
           K-Swiss, Inc. (Class "A" Stock).......  15,700 $     378,841
           Lillian Vernon Corp...................  13,500        95,310
           Linens 'n Things, Inc.(a).............  62,500     1,707,500
           Mayor's Jewelers, Inc.(a).............  29,700       123,255
           Michaels Stores, Inc.(a)..............  50,800     2,082,800
           O'Reilly Automotive, Inc.(a)..........  79,900     2,293,130
           Panera Bread Co. (Class "A" Stock)(a).  20,400       644,028
           Pep Boys-Manny, Moe & Jack............  83,300       935,459
           Pier 1 Imports, Inc................... 149,650     1,720,975
           Quiksilver, Inc.(a)...................  35,100       877,500
           Regis Corp............................  63,800     1,339,162
           Russ Berrie & Co., Inc................  31,400       923,160
           School Specialty, Inc.(a).............  27,300       705,705
           Shopko Stores, Inc.(a)................  45,100       328,328
           Stein Mart, Inc.(a)...................  66,400       686,576
           Stride Rite Corp......................  64,900       551,650
           The Gymboree Corp.(a).................  38,000       323,000
           The Men's Wearhouse, Inc.(a)..........  65,350     1,803,660
           Timberland Co. (Class "A" Stock)(a)...  62,000     2,449,620
           Ultimate Electronics, Inc.(a).........  17,000       551,140
           Wet Seal, Inc.(a).....................  21,600       747,576
           Whole Foods Market, Inc.(a)(b)........  83,400     2,260,140
           Zale Corp.(a).........................  54,100     1,823,170
                                                          -------------
                                                             43,653,038
                                                          -------------
         Semiconductors -- 2.5%
           ASML Holding NV (Netherlands)(a)......  69,186     1,539,388
           AstroPower, Inc.(a)(b)................  21,400     1,115,796
           ATMI, Inc.(a).........................  35,500     1,065,000
           Axcelis Technologies, Inc.(a)......... 151,500     2,242,200
           Brooks Automation, Inc.(a)............  26,900     1,240,090
           DuPont Photomasks, Inc.(a)............  27,200     1,312,400
           Elantec Semiconductor, Inc.(a)........  23,600       797,444
           ESS Technology, Inc.(a)...............  68,600       727,160
           General Semiconductor, Inc.(a)........  59,000       617,140
           Kopin Corp.(a)........................  99,000     1,201,860
           Pericom Semiconductor Corp.(a)........  38,900       611,508
           Power Integrations, Inc.(a)...........  32,300       503,880
           Varian Semiconductor Equipment
            Associates, Inc.(a)..................  50,200     2,108,400
                                                          -------------
                                                             15,082,266
                                                          -------------
         Software -- 2.1%
           Avant! Corp.(a)(b)....................  60,000       798,000
           BARRA, Inc.(a)(b).....................  32,900     1,335,082
           Captaris, Inc.(a).....................  47,900        99,632
           Concord Communications, Inc.(a).......  25,700       231,300
           Davox Corp.(a)........................  19,900       165,170
           Exabyte Corp.(a)......................  30,000        28,800
           Gerber Scientific, Inc................  34,300       375,585
           HNC Software, Inc.(a).................  50,300     1,257,500
           Hyperion Solutions Corp.(a)...........  51,570       773,550
           MapInfo Corp.(a)......................  12,000       264,000
           MICROS Systems, Inc.(a)...............  27,100       596,200
           Microsoft Corp.(a)....................   2,100       153,300
           MRO Software, Inc.(a).................  34,400       543,520
           PC-Tel, Inc.(a).......................  28,900       266,169
           Rainbow Technologies, Inc.(a).........  39,900       223,041

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

June 30, 2001 (Unaudited)


                                                               Value
       COMMON STOCKS                                 Shares   (Note 2)
       (Continued)                                   ------ -------------
       Software (cont'd.)
         Remedy Corp.(a)............................ 48,000 $   1,670,400
         Roxio, Inc.(a)............................. 25,300       328,900
         SCM Microsystems, Inc.(a).................. 23,600       245,440
         SPSS, Inc.(a).............................. 21,200       335,172
         THQ, Inc.(a)............................... 31,550     1,881,326
         Verity, Inc.(a)............................ 52,700     1,051,365
         Zixit Corp.(a)(b).......................... 25,800       236,070
                                                            -------------
                                                               12,859,522
                                                            -------------
       Supermarkets -- 0.1%
         Kronos, Inc.(a)............................ 19,500       798,525
                                                            -------------
       Technology -- 0.1%
         Systems & Computer Technology Corp.(a)..... 50,900       460,645
                                                            -------------
       Telecommunications -- 1.4%
         Adaptive Broadband Corp.(a)................ 59,700        20,895
         Allen Telecom, Inc.(a)..................... 43,900       658,500
         Aspect Communications Corp.(a)............. 80,000       559,200
         Aware, Inc.(a)............................. 35,200       316,800
         Boston Communications Group, Inc.(a)....... 26,300       378,720
         Digi International, Inc.(a)................ 23,700       207,138
         General Communication, Inc.(a)............. 81,600       987,360
         Harmonic, Inc.(a).......................... 90,100       901,000
         Intermediate Telephone, Inc................ 41,200       490,692
         International FiberCom, Inc.(a)............ 51,900       129,750
         InterVoice-Brite, Inc.(a).................. 51,400       565,400
         Metro One Telecommunications, Inc.(a)...... 20,400     1,323,348
         Network Equipment Technologies, Inc.(a).... 34,000       108,800
         P-COM, Inc.(a)............................. 75,500        41,525
         Pac-West Telecomm, Inc.(a)................. 56,100       108,834
         Proxim, Inc.(a)............................ 42,000       592,200
         Symmetricom, Inc.(a)....................... 36,650       536,556
         ViaSat, Inc.(a)............................ 34,300       819,084
                                                            -------------
                                                                8,745,802
                                                            -------------
       Textiles -- 0.9%
         Angelica Corp.............................. 13,600       149,600
         Ashworth, Inc.(a).......................... 20,400       112,608
         Cone Mills Corp.(a)........................ 32,400        41,796
         Dixie Group, Inc.(a).......................  1,400         6,650
         G & K Services, Inc. (Class "A" Stock)..... 32,100       863,490
         Haggar Corp................................ 10,100       104,535
         Hartmarx Corp.(a).......................... 46,700       117,217
         Kellwood Co................................ 35,375       817,163
         Nautica Enterprises, Inc.(a)............... 49,400     1,009,242
         Oshkosh B'Gosh, Inc. (Class"A" Stock)...... 19,000       631,750
         Oxford Industries, Inc..................... 11,700       257,400
         Springs Industries, Inc. (Class "A" Stock). 28,200     1,243,620
                                                            -------------
                                                                5,355,071
                                                            -------------

                                                            Value
          COMMON STOCKS                           Shares   (Note 2)
          (Continued)                             ------ ------------
          Timber -- 0.1%
            Deltic Timber Corp................... 18,700 $    538,560
                                                         ------------
          Transportation -- 0.2%
            Pegasus Systems, Inc.(a)............. 38,400      443,520
            United Parcel Service, Inc.
             (Class "B" Stock)................... 11,640      672,792
                                                         ------------
                                                            1,116,312
                                                         ------------
          Trucking/Shipping -- 2.0%
            Arkansas Best Corp.(a)............... 31,200      719,160
            Arnold Industies, Inc................ 38,500      745,360
            Forward Air Corp.(a)................. 33,200      994,340
            Heartland Express, Inc.(a)........... 49,561    1,129,991
            Kirby Corp.(a)....................... 37,500      924,375
            Landstar System, Inc.(a)............. 13,100      891,062
            M.S. Carriers, Inc.(a)............... 17,400      534,354
            Monaco Coach Corp.(a)................ 29,600      982,720
            Oshkosh Truck Corp................... 26,000    1,150,500
            Roadway Express, Inc................. 30,200      717,854
            USFreightways Corp................... 40,400    1,191,800
            Werner Enterprises, Inc.............. 73,412    1,780,241
            Yellow Corp.(a)...................... 37,000      702,260
                                                         ------------
                                                           12,464,017
                                                         ------------
          Utility - Electric -- 1.8%
            Atmos Energy Corp.................... 60,700    1,484,722
            Avista Corp.......................... 73,600    1,470,528
            Bangor Hydro-Electric Co............. 11,475      305,005
            Central Vermont Public Service Corp.. 17,900      338,489
            CH Energy Group, Inc................. 26,000    1,142,700
            Green Mountain Power Corp............  8,600      137,256
            NorthWestern Corp.................... 36,100      808,640
            Philadelphia Suburban Corp........... 82,838    2,112,369
            RGS Energy Group, Inc................ 54,000    2,025,000
            UIL Holdings Corp.................... 22,425    1,089,631
                                                         ------------
                                                           10,914,340
                                                         ------------
          Utility - Water -- 0.1%
            American States Water Co............. 15,700      533,800
                                                         ------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $543,247,044)..........................  585,027,206
                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

June 30, 2001 (Unaudited)


                                                  Principal
                                                   Amount       Value
      SHORT-TERM INVESTMENTS --                     (000)      (Note 2)
      10.9%                                      ----------- ------------
      Repurchase Agreement -- 3.9%
      Joint Repurchase Agreement Account,
       3.97%, 07/02/01 (Note 5)................. $    23,569 $ 23,569,000
                                                             ------------
      U.S. Government Agency Obligation -- 0.3%
      United States Treasury Bill, 3.42%,
       09/20/01(d)(e)...........................       2,000    1,984,610
                                                             ------------

                                                   Shares
                                                 -----------
      Mutual Funds -- 6.7%
      Prudential Core Investment Fund -- Taxable
       Money Market Series (Note 4)(c)..........  41,127,770   41,127,770
                                                             ------------
      TOTAL SHORT-TERM INVESTMENTS
       (cost $66,681,380)...................................   66,681,380
                                                             ------------
      TOTAL INVESTMENTS -- 106.6%
       (cost $609,928,424; Note 6)..........................  651,708,586
      VARIATION MARGIN ON OPEN FUTURES
       CONTRACTS(f) -- 0.1%.................................      322,850
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (6.7)%.....................................  (40,906,255)
                                                             ------------
      NET ASSETS -- 100.0%.................................. $611,125,181
                                                             ============

The following abbreviations are used in portfolio descriptions:

NV. Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $39,821,092; cash collateral $41,127,770 was received with which the Portfolio purchased securities.
(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.
(d)Security segregated as collateral for futures contracts.
(e)Rate quoted represents yield-to-maturity as of purchase date.
(f)Open futures contracts as of June 30, 2001 were as follows:

                                                       Value at
Number of                      Expiration  Value at    June 30,
Contracts         Type            Date    Trade Date     2001     Depreciation
--------- -------------------- ---------- ----------- ----------- ------------
Long Positions:
 92       S&P MidCap 400 Index  Sept 01   $24,475,350 $24,035,000  $(440,350)
 7        Russell 2000 Index    Sept 01     1,811,775   1,804,600     (7,175)
                                                                   ---------
                                                                   $(447,525)
                                                                   =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

June 30, 2001 (Unaudited)


      LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                      Shares   (Note 2)
      MUTUAL FUNDS                                    ------- ----------
        Prudential Jennison Portfolio................  18,980 $  375,800
        SP Alliance Large Cap Growth Portfolio.......  48,494    371,945
        SP Davis Value Portfolio.....................  80,535    765,083
        SP Deutsche International Equity Portfolio...  81,543    667,834
        SP Jennison International Growth Portfolio... 105,242    665,129
        SP Prudential U.S. Emerging Growth Portfolio.  61,065    489,130
        SP Small/Mid Cap Value Portfolio.............  41,562    482,123
                                                              ----------
      TOTAL INVESTMENTS -- 100.0%
       (cost $3,969,083; Note 6).............................  3,817,044
                                                              ----------
      LIABILITIES IN EXCESS OF OTHER ASSETS..................       (305)
                                                              ----------
      NET ASSETS -- 100.0%................................... $3,816,739
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                       SP ALLIANCE TECHNOLOGY PORTFOLIO

June 30, 2001 (Unaudited)


          LONG-TERM INVESTMENTS -- 90.2%                      Value
                                                     Shares  (Note 2)
          COMMON STOCKS                              ------ ----------
          Computer Hardware -- 4.9%
            Avocent Corp.(a)........................ 1,500  $   34,125
            Dell Computer Corp.(a).................. 8,400     219,660
            Gateway, Inc.(a)........................   975      16,039
                                                            ----------
                                                               269,824
                                                            ----------
          Computer Peripherals -- 0.1%
            Handspring, Inc.(a).....................   965       7,430
                                                            ----------
          Computer Services -- 15.2%
            Concord EFS, Inc.(a).................... 1,450      75,415
            DST Systems, Inc.(a).................... 4,700     247,690
            Electronic Data Systems Corp............ 2,300     143,750
            Exult, Inc.(a)..........................   500       8,525
            First Data Corp......................... 4,225     271,456
            Fiserv, Inc.(a)......................... 1,975     126,361
            Sapient Corp.(a)........................ 1,900      18,525
                                                            ----------
                                                               891,722
                                                            ----------
          Contract Manufacturing -- 10.0%
            Celestica, Inc.(a)...................... 1,710      88,065
            DDi Corp.(a)............................   800      16,000
            Flextronics International, Ltd.(a)...... 6,200     161,882
            Plexus Corp.(a).........................   350      11,550
            Sanmina Corp.(a)........................ 7,900     184,939
            Solectron Corp.(a)...................... 6,800     124,440
                                                            ----------
                                                               586,876
                                                            ----------
          Internet Content -- 4.9%
            eBay, Inc.(a)........................... 4,150     284,233
                                                            ----------
          Media -- 4.5%
            AOL Time Warner, Inc.(a)................ 5,000     265,000
                                                            ----------
          Networking -- 3.8%
            Cisco Systems, Inc.(a).................. 9,500     172,900
            Juniper Networks, Inc.(a)............... 1,575      48,982
                                                            ----------
                                                               221,882
                                                            ----------
          Semiconductors -- 10.4%
            Altera Corp.(a)......................... 6,800     197,200
            Applied Micro Circuits Corp.(a).........   900      15,480
            Intel Corp.............................. 2,350      68,737
            Micron Technology, Inc.(a).............. 3,725     153,098
            Taiwan Semiconductor Manufacturing Co.,
             Ltd., ADR (Taiwan)(a).................. 2,100      31,899
            Xilinx, Inc.(a)......................... 3,500     144,340
                                                            ----------
                                                               610,754
                                                            ----------
          Semiconductor Equipment -- 6.4%
            Applied Materials, Inc.(a).............. 2,600     127,660
            KLA-Tencor Corp.(a)..................... 2,650     154,945
            Teradyne, Inc.(a)....................... 2,875      95,163
                                                            ----------
                                                               377,768
                                                            ----------

                                                               Value
       COMMON STOCKS                                Shares    (Note 2)
       (Continued)                                 ------    ----------
       Software -- 22.5%
         Amdocs, Ltd.(a)..........................   4,925   $  265,211
         BEA Systems, Inc.(a).....................   2,650       81,382
         Electronic Arts, Inc.(a).................   1,625       94,087
         !2 Technologies, Inc.(a).................   3,000       59,400
         Informatica Corp.(a).....................   1,575       27,342
         Macrovision Corp.(a).....................   1,200       82,200
         Mercury Interactive Corp.(a).............     850       50,915
         Microsoft Corp.(a).......................   3,100      226,300
         Oracle Corp.(a)..........................   6,250      118,750
         PeopleSoft, Inc.(a)......................   1,700       83,691
         Rational Software Corp.(a)...............   2,875       80,644
         Siebel Systems, Inc.(a)..................   1,150       53,935
         VERITAS Software Corp.(a)................   1,300       86,489
         Vitria Technology, Inc...................   1,950        6,708
                                                             ----------
                                                              1,317,054
                                                             ----------
       Utilities -- 2.1%
         Qwest Communications International, Inc..   3,850      122,700
                                                             ----------
       Communications Equipment -- 3.8%
         CIENA Corp.(a)...........................   2,075       78,850
         Nokia Oyj ADR (Finland)..................   6,725      148,219
                                                             ----------
                                                                227,069
                                                             ----------
       Telecommunications - Wireless -- 1.6%
         Vodafone Group PLC, ADR
          (United Kingdom)........................   4,087       91,344
                                                             ----------
       TOTAL LONG-TERM INVESTMENTS
         (cost $6,244,846)................................   5,273,656

                                                   Principal
                                                    Amount
       SHORT-TERM                                    (000)
       INVESTMENT -- 10.5%                         ---------
       Repurchase Agreement
         Joint Repurchase Agreement Account,
          3.97%, 07/02/01
          (cost $612,000; Note 5).................  $  612      612,000
                                                             ----------
       TOTAL INVESTMENTS -- 100.7%
         (cost $6,856,846; Note 6)........................   5,885,656
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (0.7)%....................................    (38,860)
                                                             ----------
       NET ASSETS -- 100.0%................................. $5,846,796
                                                             ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

                    SP BALANCED ASSET ALLOCATION PORTFOLIO

June 30, 2001 (Unaudited)


      LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                      Shares   (Note 2)
      MUTUAL FUNDS                                    ------- -----------
        Prudential Jennison Portfolio................  83,797 $ 1,659,184
        SP Alliance Large Cap Growth Portfolio....... 214,273   1,643,477
        SP Davis Value Portfolio..................... 355,571   3,377,926
        SP Deutsche International Equity Portfolio... 117,406     961,552
        SP Jennison International Growth Portfolio... 151,619     958,234
        SP PIMCO High Yield Portfolio................ 290,967   2,886,395
        SP PIMCO Total Return Portfolio.............. 451,372   4,775,515
        SP Prudential U.S. Emerging Growth Portfolio. 184,898   1,481,035
        SP Small/Mid Cap Value Portfolio............. 125,880   1,460,209
                                                              -----------
      TOTAL INVESTMENTS -- 100.0%
       (cost $19,325,740; Note 6)............................  19,203,527
                                                              -----------
      LIABILITIES IN EXCESS OF OTHER ASSETS..................      (1,181)
                                                              -----------
      NET ASSETS -- 100.0%................................... $19,202,346
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

                  SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                Shares   (Note 2)
MUTUAL FUNDS                                    ------- -----------
  Prudential Jennison Portfolio................  49,142 $   973,006
  SP Alliance Large Cap Growth Portfolio....... 125,706     964,163
  SP Davis Value Portfolio..................... 208,469   1,980,452
  SP PIMCO High Yield Portfolio................ 265,291   2,631,687
  SP PIMCO Total Return Portfolio.............. 493,939   5,225,874
  SP Prudential U.S. Emerging Growth Portfolio.  84,273     675,028
  SP Small/Mid Cap Value Portfolio.............  57,375     665,556
                                                        -----------
TOTAL INVESTMENTS -- 100.0%
  (cost $13,130,824; Note 6).........................   13,115,766
                                                        -----------
LIABILITIES IN EXCESS OF OTHER ASSETS..................        (799)
                                                        -----------
NET ASSETS -- 100.0%................................... $13,114,967
                                                        ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                     SP GROWTH ASSET ALLOCATION PORTFOLIO

June 30, 2001 (Unaudited)

LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                Shares   (Note 2)
MUTUAL FUNDS                                    ------- -----------
  Prudential Jennison Portfolio................ 100,798 $ 1,995,807
  SP Alliance Large Cap Growth Portfolio....... 257,642   1,976,116
  SP Davis Value Portfolio..................... 427,682   4,062,983
  SP Deutsche International Equity Portfolio    219,808   1,800,229
  SP Jennison International Growth Portfolio    283,778   1,793,476
  SP PIMCO High Yield Portfolio................ 181,572   1,801,197
  SP PIMCO Total Return Portfolio.............. 169,019   1,788,216
  SP Prudential U.S. Emerging Growth Portfolio  172,962   1,385,422
  SP Small/Mid Cap Value Portfolio............. 117,737   1,365,748
                                                        -----------
TOTAL INVESTMENTS -- 100.0%
 (cost $18,238,951; Note 6)............................  17,969,194
                                                        -----------
LIABILITIES IN EXCESS OF OTHER ASSETS..................      (1,270)
                                                        -----------
NET ASSETS -- 100.0%................................... $17,967,924
                                                        ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 81.3%                        Value
                                             Shares  (Note 2)
COMMON STOCKS                                ------ -----------
Airlines -- 1.2%
  Atlantic Coast Airlines Holdings, Inc.(a). 3,000  $    89,970
                                                    -----------
Apparel -- 1.1%
  American Eagle Outfitters, Inc.(a)........   900       31,716
  Coach, Inc.(a)............................ 1,300       49,465
                                                    -----------
                                                         81,181
                                                    -----------
Banking -- 3.5%
  City National Corp........................ 1,750       77,507
  Commerce Bancorp, Inc.....................   950       66,595
  Investors Financial Services Corp......... 1,050       70,350
  Silicon Valley Bancshares(a).............. 2,000       44,000
                                                    -----------
                                                        258,452
                                                    -----------
Chemicals -- 0.5%
  Albany Molecular Research, Inc.(a)........   900       34,209
                                                    -----------
Commercial Services -- 0.8%
  Plexus Corp.(a)........................... 1,700       56,100
                                                    -----------
Computer Software & Services -- 13.1%
  Aeroflex, Inc.(a)......................... 4,800       50,400
  Agile Software Corp.(a)................... 1,700       28,900
  Aspen Technology, Inc.(a)................. 1,600       38,720
  Concurrent Computer Corp.(a).............. 6,300       44,100
  Digex, Inc.(a)............................ 2,100       27,300
  Internet Security Systems, Inc.(a)........   960       46,618
  IONA Technologies PLC, ADR
   (Ireland)(a)............................. 2,000       77,000
  Jack Henry & Associates, Inc.............. 2,400       74,400
  Manugistics Group, Inc.(a)................ 1,700       42,670
  MatrixOne, Inc.(a)........................ 1,800       41,742
  Mercury Interactive Corp.(a)..............   450       26,955
  Netegrity, Inc.(a)........................ 1,800       54,000
  PEC Solutions, Inc.(a).................... 1,800       39,780
  Peregrine Systems, Inc.(a)................ 2,300       66,700
  Precise Software Solutions, Ltd.(a)....... 2,900       89,030
  Quest Software, Inc.(a)................... 1,100       41,525
  Retek, Inc.(a)............................ 1,400       67,116
  Simplex Solutions, Inc.(a)................   500       11,850
  SmartForce PLC, ADR (Ireland)(a).......... 2,250       79,267
  Synplicity, Inc.(a)....................... 1,300       13,013
                                                    -----------
                                                        961,086
                                                    -----------
Consulting -- 2.6%
  Corporate Executive Board Co.(a).......... 1,800       75,600
  IntraNet Solutions, Inc.(a)............... 1,900       72,295
  Tetra Tech, Inc.(a)....................... 1,500       40,800
                                                    -----------
                                                        188,695
                                                    -----------
Cosmetics/Toiletries -- 0.3%
  Elizabeth Arden, Inc.(a)..................   800       19,528
                                                    -----------
Distribution/Wholesalers -- 2.1%
  D & K Healthcare Resources, Inc...........   600       20,380
  Insight Enterprises, Inc.(a).............. 3,100       75,950
  Performance Food Group Co.(a)............. 2,000       60,460
                                                    -----------
                                                        156,790
                                                    -----------
Diversified Manufacturing Operations -- 0.4%
  Playtex Products, Inc.(a)................. 2,700       28,890
                                                    -----------

                                                            Value
COMMON STOCKS                                      Shares  (Note 2)
(Continued)                                        ------ ----------
Education -- 2.3%
  Career Education Corp.(a).......................   700  $   41,930
  Corinthian Colleges, Inc.(a).................... 1,750      82,373
  University of Phoenix Online(a)................. 1,100      46,750
                                                          ----------
                                                             171,053
                                                          ----------
Electrical Equipment -- 0.7%
  Capstone Turbine Corp.(a)....................... 2,400      53,016
                                                          ----------
Electronics -- 7.2%
  Alpha Industries, Inc.(a)....................... 1,950      57,623
  AXT, Inc.(a).................................... 1,600      42,720
  Brooks Automation, Inc.(a)......................   950      43,795
  Cree, Inc.(a)................................... 1,650      43,139
  DDi Corp.(a).................................... 1,700      34,000
  Elantec Semiconductor, Inc.(a).................. 1,200      40,548
  Exar Corp.(a)................................... 2,000      39,520
  Newport Corp.................................... 1,300      34,450
  Pemstar, Inc.(a)................................ 1,200      17,616
  Semtech Corp.(a)................................ 2,400      72,000
  Technitrol, Inc................................. 1,000      26,000
  Tellium, Inc.(a)................................ 1,200      21,840
  TranSwitch Corp.(a)............................. 3,450      37,950
  Zygo Corp.(a)...................................   700      15,575
                                                          ----------
                                                             526,776
                                                          ----------
Entertainment -- 0.7%
  Harrah's Entertainment, Inc.(a)................. 1,400      49,420
                                                          ----------
Financial Services -- 3.4%
  Affiliated Managers Group, Inc.(a)..............   800      49,200
  AmeriCredit Corp.(a)............................ 1,300      67,535
  Raymond James Financial, Inc.................... 2,100      64,260
  Waddell & Reed Financial, Inc.
   (Class "A" Stock).............................. 2,050      65,087
                                                          ----------
                                                             246,082
                                                          ----------
Health Services -- 4.3%
  AdvancePCS(a)...................................   600      38,430
  CV Therapeutics, Inc.(a)........................   700      39,900
  DaVita, Inc.(a)................................. 1,300      26,429
  First Health Group Corp.(a)..................... 2,200      53,064
  IMPATH, Inc.(a).................................   700      31,010
  Laboratory Corp. of America Holdings(a).........   500      38,450
  Myriad Genetics, Inc.(a)........................   900      56,988
  Renal Care Group, Inc.(a).......................   900      29,601
                                                          ----------
                                                             313,872
                                                          ----------
Hospitals -- 2.1%
  Province Healthcare Co.(a)...................... 3,000     105,870
  United Surgical Partners International, Inc.(a). 2,100      50,400
                                                          ----------
                                                             156,270
                                                          ----------
Human Resources -- 0.6%
  Heidrick & Struggles International, Inc.(a)..... 2,300      46,759
                                                          ----------
Instrument - Controls -- 1.0%
  Mettler-Toledo International, Inc.(a)...........   100       4,325
  Millipore Corp.................................. 1,150      71,277
                                                          ----------
                                                              75,602
                                                          ----------
Insurance -- 0.4%
  Arthur J. Gallagher & Co........................ 1,100      28,600
                                                          ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

June 30, 2001 (Unaudited)


                                                                  Value
     COMMON STOCKS                                       Shares  (Note 2)
     (Continued)                                         -----  -----------
     Leisure -- 0.4%
       WMS Industries, Inc.(a).......................... 1,000  $    32,170
                                                                -----------
     Media -- 2.9%
       Emmis Communications Corp.
        (Class "A" Stock)(a)............................ 1,900       58,425
       Entravision Communications Corp
        (Class "A" Stock)(a)............................ 2,300       28,290
       Pegasus Communications Corp.(a).................. 2,400       54,000
       Radio One, Inc. (Class "D" Stock)(a)............. 3,400       74,970
                                                                -----------
                                                                    215,685
                                                                -----------
     Medical Products -- 10.9%
       Accredo Health, Inc.(a).......................... 1,975       73,450
       Alkermes, Inc.(a)................................   850       29,835
       Barr Laboratories, Inc.(a).......................   700       49,287
       Celgene Corp.(a).................................   700       20,195
       Cephalon, Inc.(a)................................   900       63,450
       CIMA Labs, Inc.(a)...............................   500       39,250
       Cytyc Corp.(a)................................... 1,600       36,880
       Enzon, Inc.(a)...................................   900       56,250
       First Horizon Pharmaceutical Corp.(a)............ 1,200       38,520
       Inspire Pharmaceuticals, Inc.(a)................. 1,400       19,600
       Invitrogen Corp.(a)..............................   800       57,440
       King Pharmaceuticals, Inc.(a)....................   600       32,250
       Medarex, Inc.(a)................................. 2,200       51,700
       Noven Pharmaceuticals, Inc.(a)................... 2,000       78,400
       NPS Pharmaceuticals, Inc.(a).....................   500       20,100
       Pharmaceutical Resources, Inc.(a)................   700       21,483
       Protein Design Labs, Inc.(a).....................   500       43,380
       Regeneration Technologies, Inc.(a)............... 2,000       17,600
       Specialty Laboratories, Inc.(a)..................   500       18,925
       Taro Pharmaceutical Industries, Ltd. (Israel)(a).   300       26,268
                                                                -----------
                                                                    794,263
                                                                -----------
     Miscellaneous Industrial -- 1.8%
       Dycom Industries, Inc.(a)........................ 4,300       98,599
       Global Power Equipment Group, Inc.(a)............ 1,100       32,230
                                                                -----------
                                                                    130,829
                                                                -----------
     Oil & Gas Exploration & Production -- 4.2%
       Atwood Oceanics, Inc.(a).........................   750       26,325
       Cal Dive International, Inc.(a).................. 1,000       24,600
       Dril-Quip, Inc.(a)............................... 1,200       25,836
       Evergreen Resources, Inc.(a)..................... 1,000       38,000
       Louis Dreyfus Natural Gas Corp.(a)............... 1,400       48,790
       Marine Drilling Cos., Inc.(a).................... 2,100       40,131
       Patterson-UTI Energy, Inc.(a).................... 1,500       26,805
       Precision Drilling Corp.(a)...................... 1,100       34,364
       Pride International, Inc.(a)..................... 1,100       20,900
       Unit Corp.(a).................................... 1,400       22,190
                                                                -----------
                                                                    307,941
                                                                -----------
     Real Estate -- 0.7%
       Intrawest Corp................................... 2,600       49,686
                                                                -----------

                                                             Value
        COMMON STOCKS                             Shares    (Note 2)
        (Continued)                              ------    -----------
        Restaurants -- 0.8%
          Buca, Inc.(a).........................     600   $    13,050
          California Pizza Kitchen, Inc.(a).....   2,000        46,500
                                                           -----------
                                                                59,550
                                                           -----------
        Retail -- 2.8%
          Charlotte Russe Holding, Inc.(a)......   2,000        53,600
          Cost Plus, Inc./California(a).........   2,000        60,000
          Duane Reade, Inc.(a)..................     700        22,750
          Linens 'n Things, Inc.(a).............   1,400        38,248
          Williams-Sonoma, Inc.(a)..............     700        27,174
                                                           -----------
                                                               201,772
                                                           -----------
        Steel -- 0.9%
          Shaw Group, Inc.(a)...................   1,600        64,160
                                                           -----------
        Telecommunications -- 5.0%
          Allegiance Telecom, Inc.(a)...........   2,400        35,976
          Anaren Microwave, Inc.(a).............   3,300        66,000
          Choice One Communications, Inc.(a)....   2,400        16,176
          CTC Communications Group, Inc.(a).....   4,400        13,464
          Digital Lightwave, Inc.(a)............     600        22,176
          Leap Wireless International, Inc.(a)..     400        12,120
          New Focus, Inc.(a)....................   3,000        24,750
          REMEC, Inc.(a)........................   3,800        47,120
          Tekelec(a)............................   2,350        63,685
          ViaSat, Inc.(a).......................   2,800        66,864
                                                           -----------
                                                               368,331
                                                           -----------
        Transportation -- 0.4%
          Atlas Air Worldwide Holdings, Inc.(a).   1,950        27,612
                                                           -----------
        Waste Management -- 2.2%
          Stericycle, Inc.(a)...................   1,600        75,120
          Waste Connections, Inc.(a)............   2,300        82,800
                                                           -----------
                                                               157,920
                                                           -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $5,984,258)................................   5,952,270
                                                           -----------
                                                 Principal
                                                  Amount
        SHORT-TERM                                 (000)
        INVESTMENT -- 20.5%                      ---------
        Repurchase Agreement
          Joint Repurchase Agreement Account,
           3.97%, 07/02/01
           (cost $1,498,000; Note 5)............  $1,498     1,498,000
                                                           -----------
        TOTAL INVESTMENTS -- 101.8%
         (cost $7,482,258; Note 6)........................   7,450,270
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (1.8)%.................................    (132,114)
                                                           -----------
        NET ASSETS -- 100.0%.............................. $ 7,318,156
                                                           ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
PLC Public Limited Company (British Corporation).

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 82.4%                   Value
                                       Shares   (Note 2)
COMMON STOCKS -- 80.2%                -------- -----------
Australia -- 3.0%
  Brambles Industries, Ltd...........   24,700 $   605,427
                                               -----------
Denmark -- 3.1%
  H. Lundbeck A/S....................    6,700     190,644
  ISS A/S(a).........................    1,925     112,836
  Novo Nordisk A/S (Class "B" Stock).    7,190     318,337
                                               -----------
                                                   621,817
                                               -----------
Federal Republic of Germany -- 2.9%
  SAP AG.............................    4,300     598,140
                                               -----------
Finland -- 2.0%
  Nokia Oy...........................   18,200     413,474
                                               -----------
France -- 12.0%
  Altran Technologies SA.............    2,900     135,360
  Aventis SA.........................    7,000     560,194
  Sanofi-Synthelabo SA...............   10,900     716,897
  Societe Television Francaise 1.....    6,200     181,316
  STMicroelectronics NV..............   13,477     468,927
  TotalFinaElf SA....................    2,683     376,604
                                               -----------
                                                 2,439,298
                                               -----------
Hong Kong -- 7.6%
  China Mobile, Ltd.(a)..............   73,000     384,659
  Convenience Retail Asia, Ltd.(a)...    1,061         351
  Johnson Electric Holdings, Ltd.....  418,900     571,967
  Li & Fung, Ltd.....................  361,100     592,582
                                               -----------
                                                 1,549,559
                                               -----------
Italy -- 3.0%
  Banca Fideuram SpA.................   30,450     289,940
  Saeco International Group SpA......   49,750     185,770
  Tod's SpA..........................    3,475     138,901
                                               -----------
                                                   614,611
                                               -----------
Japan -- 2.8%
  NEC Corp...........................   12,000     162,195
  NTT DoCoMo, Inc....................       23     400,353
                                               -----------
                                                   562,548
                                               -----------
Netherlands -- 7.6%
  ASM International NV(a)............    4,900      97,265
  ASML Holding NV(a).................   25,800     580,003
  Gucci Group........................    4,000     330,464
  VNU NV.............................   15,907     539,979
                                               -----------
                                                 1,547,711
                                               -----------
Singapore -- 3.3%
  Datacraft Asia, Ltd................   20,000      81,600
  DBS Group Holdings, Ltd............   81,000     595,555
                                               -----------
                                                   677,155
                                               -----------
Spain -- 4.4%
  Banco Bilbao Vizcaya Argenteria SA.   37,200     482,386
  Industria de Diseno Textil SA(a)...   25,500     407,925
                                               -----------
                                                   890,311
                                               -----------

          COMMON STOCKS                                      Value
          (Continued)                             Shares    (Note 2)
                                                 --------- -----------
          Switzerland -- 3.4%
            Serono SA (Class "B" Stock).........      655  $   650,404
            TEMENOS Group AG(a).................    3,861       46,240
                                                           -----------
                                                               696,644
                                                           -----------
          Taiwan -- 0.3%
            Taiwan Semiconductor Manufacturing
             Co., Ltd. (ADR)....................    3,360       51,038
                                                           -----------
          United Kingdom -- 24.8%
            AstraZeneca PLC (ADR)...............    3,600      168,300
            AstraZeneca PLC.....................    3,600      168,585
            Capita Group PLC....................   43,300      283,071
            COLT Telecom Group PLC(a)...........   94,600      657,888
            Diageo PLC..........................   36,200      399,116
            Dimension Data Holdings PLC(a)......   82,000      312,949
            International Power PLC.............   86,700      367,345
            Logica PLC..........................   52,630      642,007
            Marconi PLC.........................   74,600      266,781
            Pearson PLC.........................   37,682      624,248
            Reckitt Benckiser PLC...............   27,800      402,777
            Reed International PLC..............   30,600      272,494
            Vodafone Group PLC..................  218,220      485,815
                                                           -----------
                                                             5,051,376
                                                           -----------
          TOTAL COMMON STOCKS
           (cost $18,441,769).............................  16,319,109
                                                           -----------
          PREFERRED STOCKS -- 2.2%
          Germany
            MLP AG..............................    1,682      187,136
            Porsche AG..........................      130       44,141
            Wella AG............................    4,200      203,971
                                                           -----------
          TOTAL PREFERRED STOCKS
           (cost $415,059)................................     435,248
                                                           -----------
          TOTAL LONG-TERM INVESTMENTS
           (cost $18,856,828).............................  16,754,357
                                                           -----------
                                                 Principal
                                                  Amount
          SHORT-TERM                               (000)
          INVESTMENT -- 13.6%                    ---------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             3.97%, 07/02/01
             (cost $2,775,000; Note 5).......... $  2,775    2,775,000
                                                           -----------
          TOTAL INVESTMENTS -- 96.0%
            (cost $21,631,828; Note 6)..................   19,529,357
          UNREALIZED APPRECIATION ON FORWARD
           FOREIGN CURRENCY CONTRACTS(b)..................          37
          OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.0%...     808,459
                                                           -----------
          TOTAL NET ASSETS -- 100.0%...................... $20,337,853
                                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

June 30, 2001 (Unaudited)



The following abbreviations are used in the portfolio descriptions:

             ADR American Depository Receipt
             AG  Aktiengesellschaft German Stock Company)
             A/S Aktieselskab Danish tock Company)
             NV  Naamloze Vennootschap (Dutch Corporation)
             Oy  Osakehio (Finnish Corporation)
             PLC Public Limited Company (British Corporation)
             SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
             SpA Societa per Azione (Italian Corporation)

(a)Non-Income producing security.

(b)Outstanding forward currency contracts as of June 30, 2001 were as follows:

                      Value at
Foreign Currency     Settlement Current Appreciation/
Contracts               Date     Value  (Depreciation)
----------------     ---------- ------- --------------
Purchased:
  Pounds Sterling
   expiring 7/2/01    $77,527   $77,455      $(72)
   expiring 7/3/01     39,692    39,801       109
                                             ----
                                             $ 37
                                             ====

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2001 were as follows:

Pharmaceuticals......................  13.6%
Repurchase Agreements................  13.6%
Media & Entertainment................   8.0%
Computer Software & Services.........   7.9%
Banks & Financial Services...........   7.6%
Telecommunication Services...........   7.5%
Semiconductors.......................   5.9%
Telecommunications Equipment.........   5.7%
Electronics..........................   3.6%
Commercial Services..................   3.5%
Distribution/Wholesale...............   2.9%
Retail...............................   2.7%
Food & Beverage......................   2.0%
Consumer Products....................   2.0%
Oil & Gas Services...................   1.9%
Utilities............................   1.8%
Apparel..............................   1.6%
Human Resources......................   1.4%
Cosmetics & Toiletries...............   1.0%
Appliances...........................   0.9%
Engineering..........................   0.7%
Automobiles & Manufacturing..........   0.2%
                                      -----
                                       96.0%
Other assets in excess of liabilities   4.0%
                                      -----
                                      100.0%
                                      =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

                         SP LARGE CAP VALUE PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 90.8%                            Value
                                                 Shares  (Note 2)
COMMON STOCKS                                    ------ -----------
Aerospace/Defense -- 2.3%
  Alliant Techsystems, Inc.(a)..................   600  $    53,940
  General Dynamics Corp.........................   700       54,467
  Lockheed Martin Corp..........................   500       18,525
  Newport News Shipbuilding, Inc................   300       18,375
  Raytheon Co. (Class "A" Stock)................   900       23,895
  United Technologies Corp......................   900       65,934
                                                        -----------
                                                            235,136
                                                        -----------
Airlines -- 0.8%
  Mesa Air Group, Inc.(a).......................   600        7,410
  Northwest Airlines Corp. (Class "A" Stock)(a). 1,100       27,775
  UAL Corp...................................... 1,500       52,725
                                                        -----------
                                                             87,910
                                                        -----------
Apparel -- 0.1%
  Coach, Inc.(a)................................   200        7,610
                                                        -----------
Automobiles & Trucks -- 0.4%
  Navistar International Corp.(a)...............   500       14,065
  TRW, Inc......................................   700       28,700
                                                        -----------
                                                             42,765
                                                        -----------
Banks and Savings & Loans -- 9.3%
  Bank of America Corp.......................... 3,100      186,093
  Bank of New York Co., Inc..................... 2,200      105,600
  Bank One Corp................................. 2,000       71,600
  Commerce Bancorp, Inc.........................   800       56,080
  Dime Bancorp, Inc.............................   800       29,800
  FleetBoston Financial Corp.................... 3,718      146,675
  Mellon Financial Corp......................... 1,200       55,200
  PNC Financial Services Group.................. 1,200       78,948
  U.S. Bancorp.................................. 3,300       75,207
  Wells Fargo & Co.............................. 3,400      157,862
                                                        -----------
                                                            963,065
                                                        -----------
Chemicals -- 1.4%
  Lyondell Chemical Co..........................   600        9,228
  Millennium Chemicals, Inc.....................   800       12,040
  PolyOne Corp.................................. 3,300       34,353
  Praxair, Inc.................................. 1,600       75,200
  Solutia, Inc..................................   800       10,200
                                                        -----------
                                                            141,021
                                                        -----------
Construction & Housing -- 0.6%
  Fluor Corp.(a)................................   900       40,635
  Masco Corp....................................   800       19,968
                                                        -----------
                                                             60,603
                                                        -----------
Consumer Services -- 2.3%
  Avery Dennison Corp........................... 1,200       61,260
  CEC Entertainment, Inc.(a)....................   500       24,675
  Ecolab, Inc...................................   400       16,388
  McDonald's Corp............................... 2,500       67,650
  P.F. Chang's China Bistro, Inc.(a)............   100        3,790
  Republic Services, Inc.(a).................... 1,700       33,745
  Sabre Holdings Corp...........................   600       30,000
                                                        -----------
                                                            237,508
                                                        -----------
Diversified Consumer Products -- 7.2%
  Avon Products, Inc............................   800       37,024
  Black & Decker Corp...........................   300       11,838

                                                      Value
COMMON STOCKS                                Shares  (Note 2)
(Continued)                                  ------ -----------
Diversified Consumer Products (cont'd.)
  Coca-Cola Co.............................. 1,100  $    49,500
  Estee Lauder Cos., Inc. (Class "A" Stock).   700       30,170
  Gillette Co............................... 1,800       52,182
  Kimberly-Clark Corp....................... 1,100       61,490
  Philip Morris Cos., Inc................... 5,200      263,900
  Procter & Gamble Co....................... 3,500      223,300
  Quaker Oats Co............................   200       18,250
                                                    -----------
                                                        747,654
                                                    -----------
Diversified Operations -- 4.2%
  Caterpillar, Inc.......................... 1,600       80,080
  Danaher Corp..............................   400       22,400
  Deere & Co................................   300       11,355
  Delta & Pine Land Co......................   700       13,755
  Eaton Corp................................   400       28,040
  Federal Signal Corp.......................   300        7,041
  General Electric Co.......................   300       14,625
  Illinois Tool Works, Inc..................   800       50,640
  Ingersoll-Rand Co.........................   800       32,960
  Minnesota Mining & Manufacturing Co. (3M).   800       91,280
  Snap-on, Inc..............................   500       12,080
  SPX Corp.(a)..............................   200       25,036
  Tyco International, Ltd...................   500       27,250
  York International Corp...................   500       17,510
                                                    -----------
                                                        434,052
                                                    -----------
Drugs & Medical Supplies -- 3.9%
  American Home Products Corp...............   800       46,752
  Biomet, Inc...............................   400       19,224
  Bristol-Myers Squibb Co................... 2,900      151,670
  DENTSPLY International, Inc...............   300       13,305
  Gilead Sciences, Inc.(a)..................   400       23,276
  Guidant Corp.(a)..........................   500       18,000
  IDEC Pharmaceuticals Corp.(a).............   200       13,538
  Merck & Co., Inc.......................... 1,300       83,083
  Pfizer, Inc...............................   600       24,030
  St. Jude Medical, Inc.(a).................   200       12,000
                                                    -----------
                                                        404,878
                                                    -----------
Electronics -- 0.7%
  Atmel Corp.(a)............................ 2,300       31,027
  Broadcom Corp. (Class "A" Stock)(a).......   500       21,380
  Micron Technology, Inc.(a)................   400       16,440
                                                    -----------
                                                         68,847
                                                    -----------
Financial Services -- 13.0%
  American Express Co....................... 2,000       77,600
  Citigroup, Inc............................ 6,694      353,711
  Federal Home Loan Mortgage Corp........... 1,700      119,000
  Federal National Mortgage Association..... 2,200      187,330
  Household International, Inc.............. 1,200       80,040
  J.P. Morgan Chase & Co.................... 4,200      187,320
  Lehman Brothers Holdings, Inc.............   200       15,550
  MBIA, Inc................................. 1,200       66,816
  Merrill Lynch & Co., Inc.................. 1,600       94,800
  Morgan Stanley Dean Witter & Co........... 1,200       77,076
  Schwab (Charles) Corp.....................   400        6,120
  Washington Mutual, Inc.................... 2,100       78,855
                                                    -----------
                                                      1,344,218
                                                    -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

June 30, 2001 (Unaudited)


                                                              Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Gas Pipelines -- 0.7%
          Enron Corp................................ 1,400  $    68,600
                                                            -----------
        Healthcare Service -- 1.2%
          Cardinal Health, Inc......................   450       31,050
          HCA-The Healthcare Co..................... 1,000       45,190
          IMS Health, Inc...........................   800       22,800
          Tenet Healthcare Corp.....................   600       30,954
                                                            -----------
                                                                129,994
                                                            -----------
        Industrial Technology -- 1.5%
          Emerson Electric Co....................... 1,100       66,550
          Kennametal, Inc...........................   200        7,380
          Parker-Hannifin Corp......................   700       29,708
          Thermo Electron Corp.(a).................. 2,300       50,646
                                                            -----------
                                                                154,284
                                                            -----------
        Insurance -- 3.9%
          AFLAC, Inc................................ 1,900       59,831
          Allstate Corp............................. 2,000       87,980
          AMBAC Financial Group, Inc................   450       26,190
          American International Group, Inc......... 1,400      120,400
          Hartford Financial Services Group, Inc....   400       27,360
          Marsh & McLennan Cos., Inc................   600       60,600
          Protective Life Corp......................   300       10,311
          Reinsurance Group of America, Inc.........   300       11,370
                                                            -----------
                                                                404,042
                                                            -----------
        Leisure -- 0.3%
          Harrah's Entertainment, Inc.(a)...........   700       24,710
          Starwood Hotels & Resorts Worldwide, Inc..   300       11,184
                                                            -----------
                                                                 35,894
                                                            -----------
        Media -- 4.5%
          AT&T Corp.-Liberty Media Corp.
           (Class "A" Stock)(a)..................... 2,600       45,474
          Clear Channel Communications, Inc.(a).....   700       43,890
          Fox Entertainment Group, Inc.
           (Class "A" Stock)(a)..................... 1,700       47,430
          Gannett Co., Inc..........................   300       19,770
          Omnicom Group, Inc........................   300       25,800
          The McGraw-Hill Cos., Inc.................   400       26,460
          Tribune Co................................   400       16,004
          Viacom, Inc. (Class "B" Stock)(a)......... 1,400       72,450
          Vivendi Universal SA, ADR (France)........   300       17,400
          Walt Disney Co............................ 5,100      147,339
                                                            -----------
                                                                462,017
                                                            -----------
        Metal & Minerals -- 1.6%
          Alcan, Inc. (Canada)...................... 2,300       96,646
          Alcoa, Inc................................ 1,400       55,160
          Phelps Dodge Corp.........................   400       16,600
                                                            -----------
                                                                168,406
                                                            -----------
        Oil & Gas -- 9.6%
          Alberta Energy Co., Ltd...................   400       16,496
          Chevron Corp.............................. 2,200      199,100
          Conoco, Inc. (Class "A" Stock)............ 2,300       64,860
          Conoco, Inc. (Class "B" Stock)............ 4,600      132,940
          Exxon Mobil Corp.......................... 4,500      393,075
          Kinder Morgan, Inc........................   100        5,025

                                                                Value
       COMMON STOCKS                                   Shares  (Note 2)
       (Continued)                                     ------ -----------
       Oil & Gas (cont'd.)
         Phillips Petroleum Co........................   500  $    28,500
         Suncor Energy, Inc........................... 1,400       35,980
         Texaco, Inc.................................. 1,000       66,600
         Tosco Corp...................................   200        8,810
         USX-Marathon Group...........................   400       11,804
         Weatherford International, Inc. (a)..........   600       28,800
                                                              -----------
                                                                  991,990
                                                              -----------
       Paper & Forest Products -- 1.8%
         Boise Cascade Corp...........................   400       14,068
         Bowater, Inc.................................   400       17,896
         Georgia-Pacific Corp.........................   900       30,465
         International Paper Co....................... 1,600       57,120
         Mead Corp....................................   200        5,428
         Temple-Inland, Inc...........................   400       21,316
         Weyerhaeuser Co..............................   700       38,479
                                                              -----------
                                                                  184,772
                                                              -----------
       Railroads -- 2.0%
         Burlington Northern Santa Fe Corp............ 2,100       63,357
         Canadian Pacific, Ltd........................   500       19,375
         CSX Corp.....................................   900       32,616
         Union Pacific Corp........................... 1,700       93,347
                                                              -----------
                                                                  208,695
                                                              -----------
       Real Estate Investment Trust -- 0.4%
         Apartment Investment & Management Co.
          (Class "A" Stock)...........................   500       24,100
         Equity Residential Properties Trust..........   300       16,965
                                                              -----------
                                                                   41,065
                                                              -----------
       Retail -- 1.8%
         Abercrombie & Fitch Co. (Class "A" Stock)(a).   200        8,900
         AnnTaylor Stores Corp.(a)....................   200        7,160
         AutoNation, Inc.............................. 1,500       17,400
         Best Buy Co., Inc.(a)........................   100        6,352
         Big Lots, Inc.(a)............................   600        8,208
         BJ's Wholesale Club, Inc.(a).................   600       31,956
         CVS Corp.....................................   300       11,580
         Family Dollar Stores, Inc....................   300        7,689
         Federated Department Stores, Inc.(a).........   400       17,000
         Kmart Corp.(a)............................... 3,900       44,733
         Koninklijke Ahold NV, ADR (Netherlands)......    10          145
         Lowe's Cos., Inc.............................   200       14,510
         Rite Aid Corp.(a)............................ 1,600       14,400
                                                              -----------
                                                                  190,033
                                                              -----------
       Technology -- 2.9%
         Adobe Systems, Inc...........................   700       32,900
         BISYS Group, Inc.(a).........................   300       17,700
         Compaq Computer Corp.........................   600        9,294
         Computer Associates International, Inc....... 1,500       54,000
         Computer Sciences Corp.(a)...................   100        3,460
         Comverse Technology, Inc.(a).................   300       17,130
         Dell Computer Corp.(a).......................   300        7,845
         First Data Corp.............................. 1,000       64,250
         Hewlett-Packard Co...........................   700       20,020
         Lexmark International, Inc.(a)...............   200       13,450
         Microsoft Corp.(a)...........................   200       14,600

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

June 30, 2001 (Unaudited)


                                                              Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Technology (cont'd.)
          Millipore Corp............................   100  $     6,198
          Openwave Systems, Inc.(a).................   200        6,940
          PeopleSoft, Inc.(a).......................   200        9,846
          Polycom, Inc.(a)..........................   200        4,618
          Sun Microsystems, Inc.(a).................   200        3,144
          Sybase, Inc.(a)...........................   800       13,160
                                                            -----------
                                                                298,555
                                                            -----------
        Telecommunications -- 9.7%
          Aether Systems, Inc.(a)...................   100          885
          AT&T Corp................................. 8,300      182,600
          BellSouth Corp............................ 5,100      205,377
          CIENA Corp.(a)............................   600       22,800
          Citizens Communications Co.(a)............ 4,300       51,729
          General Motors Corp. (Class "H" Stock)(a).   200        4,050
          SBC Communications, Inc................... 7,000      280,420
          Triton PCS Holdings, Inc.
           (Class "A" Stock)(a).....................   200        8,200
          Verizon Communications.................... 4,500      240,750
          Western Wireless Corp.
           (Class "A" Stock)(a).....................   300       12,900
                                                            -----------
                                                              1,009,711
                                                            -----------
        Transportation -- 0.1%
          CNF, Inc..................................   400       11,300
                                                            -----------
        Utility - Electric -- 2.6%
          AES Corp.(a).............................. 2,600      111,930
          Ameren Corp...............................   700       29,890
          American Electric Power Co., Inc..........   900       41,553
          Niagara Mohawk Holdings, Inc.(a)..........   100        1,769
          SCANA Corp................................ 1,100       31,240
          Southern Co............................... 2,100       48,825
                                                            -----------
                                                                265,207
                                                            -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $9,355,843).................................   9,399,832
                                                            -----------

                                                 Principal
                                                  Amount     Value
          SHORT-TERM                               (000)    (Note 2)
          INVESTMENTS -- 8.6%                    --------- -----------
          U.S. Government & Agency Obligations -- 1.8%
            U.S. Treasury Bills,
             2.88%, 07/05/01(b)(c)..............   $ 10    $     9,996
             3.78%, 08/02/01(b)(c)..............     25         24,916
             3.51%, 08/16/01(b)(c)..............    150        149,327
                                                           -----------
                                                              184,239
                                                           -----------
          Repurchase Agreement -- 6.8%
            Joint Repurchase Agreement Account,
             3.97%, 07/02/01 (Note 5)...........    701        701,000
                                                           -----------
          TOTAL SHORT-TERM INVESTMENTS
           (cost $885,239)................................     885,239
                                                           -----------
          TOTAL INVESTMENTS -- 99.4%
           (cost $10,241,082; Note 6).....................  10,285,071
          VARIATION MARGIN ON OPEN FUTURES
           CONTRACTS(d) -- 0.1%...........................      11,125
          OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 0.5%............................      49,789
                                                           -----------
          NET ASSETS -- 100.0%............................ $10,345,985
                                                           -----------

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
SA  Societe Anonyme (French Corporation)

(a)Non-income producing security.
(b)Security, or portion thereof, segregated as collateral for futures contracts
(c)Rate quoted represents yield-to-maturity as of purchase date.
(d)Open futures contracts as of June 30, 2001 were as follows:

                                 Value at Value at
Number of             Expiration  Trade   June 30,
Contracts    Type        Date      Date     2001   Appreciation
--------- ----------- ---------- -------- -------- ------------
Long Positions:
5         S&P 500      Sept 01   $771,162 $775,625    $4,463
          Barra Value                                 ======
          Index

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

                    SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 83.7%                         Value
                                              Shares  (Note 2)
COMMON STOCKS                                 ------ ----------
Advertising -- 0.3%
  Lamar Advertising Co.(a)...................   450  $   19,800
                                                     ----------
Aerospace -- 1.7%
  Boeing Co..................................   460      25,576
  United Technologies Corp................... 1,160      84,982
                                                     ----------
                                                        110,558
                                                     ----------
Banks and Savings & Loans -- 2.7%
  BankAmerica Corp...........................   570      34,217
  Comerica, Inc..............................   300      17,280
  J.P. Morgan Chase & Co..................... 1,870      83,402
  U.S Bancorp................................ 1,954      44,532
                                                     ----------
                                                        179,431
                                                     ----------
Computers -- 2.4%
  Compaq Computer Corp....................... 3,750      58,087
  Dell Computer Corp.(a)..................... 1,600      41,840
  Sun Microsystems, Inc.(a).................. 3,600      56,592
                                                     ----------
                                                        156,519
                                                     ----------
Computer Services -- 7.3%
  Cabletron Systems, Inc.(a)................. 2,170      49,584
  Check Point Software Technologies, Ltd.(a).   540      27,308
  Cisco Systems, Inc.(a).....................   930      16,926
  EMC Corp................................... 2,060      59,843
  Extreme Networks, Inc.(a)..................   930      27,435
  Fiserv, Inc.(a)............................   400      25,592
  i2 Technologies, Inc.(a)...................   550      10,890
  JNI Corp.(a)...............................   905      12,670
  Micron Technology, Inc.(a)................. 1,140      46,854
  Microsoft Corp.(a)......................... 1,330      97,090
  Oracle Corp.(a)............................ 1,540      29,260
  Rational Software Corp.(a).................   770      21,599
  VERITAS Software Corp.(a)..................   826      54,954
                                                     ----------
                                                        480,005
                                                     ----------
Diversified Manufacturing Operations -- 0.4%
  General Electric Co........................   500      24,375
                                                     ----------
Drugs & Medical Supplies -- 6.3%
  American Home Products Corp................ 1,290      75,388
  Bristol-Myers Squibb Co.................... 1,090      57,007
  Eli Lilly & Co............................. 1,090      80,660
  Guidant Corp.(a)........................... 1,700      61,200
  Novartis AG................................ 1,440      52,168
  Pfizer, Inc................................ 1,330      53,266
  Pharmacia Corp.............................   670      30,786
                                                     ----------
                                                        410,475
                                                     ----------
Electronics -- 4.7%
  Emulex Corp................................   360      14,544
  Fairchild Semiconductor Corp.
   (Class "A" Stock)(a)...................... 1,360      31,280
  Flextronics International, Ltd.(a)......... 3,490      91,124
  Intel Corp................................. 1,440      42,120
  LSI Logic Corp.(a)......................... 1,800      33,840
  QLogic Corp.(a)............................   790      50,915
  Sanmina Corp.(a)........................... 1,070      25,049
  Tektronix, Inc.............................   600      16,290
                                                     ----------
                                                        305,162
                                                     ----------

                                                       Value
COMMON STOCKS                                 Shares  (Note 2)
(Continued)                                   ------ ----------
Electronic Components -- 1.6%
  Atmel Corp.(a)............................. 5,500  $   74,195
  Celestica, Inc.............................   300      15,450
  Texas Instruments, Inc.....................   570      17,955
                                                     ----------
                                                        107,600
                                                     ----------
Financial Services -- 8.1%
  Capital One Financial Corp.................   540      32,400
  Citigroup, Inc............................. 2,259     119,366
  Federal Home Loan Mortgage Corp............ 1,340      93,800
  FleetBoston Financial Corp................. 2,080      82,056
  Goldman Sachs Group, Inc...................   130      11,154
  Lehman Brothers Holdings, Inc..............   300      23,325
  Merrill Lynch & Co., Inc................... 1,150      68,137
  Morgan Stanley Dean Witter & Co............   670      43,034
  Providian Financial Corp...................   900      53,280
                                                     ----------
                                                        526,552
                                                     ----------
Gas Pipelines -- 2.3%
  Dynegy, Inc. (Class "A" Stock).............   930      43,245
  Enron Corp................................. 1,190      58,310
  Williams Cos., Inc......................... 1,440      47,448
                                                     ----------
                                                        149,003
                                                     ----------
Instrument - Controls -- 1.0%
  Applera Corp.--Applied Biosystems Group(a). 2,430      65,003
                                                     ----------
Insurance -- 5.7%
  ACE, Ltd...................................   730      28,536
  AFLAC, Inc................................. 1,540      48,494
  American International Group, Inc..........   760      65,360
  CIGNA Corp.................................   900      86,238
  Hartford Financial Services Group,Inc......   720      49,248
  MetLife, Inc...............................   300       9,294
  SAFECO Corp................................   300       8,850
  St. Paul Cos., Inc.........................   600      30,414
  UnumProvident Corp......................... 1,440      46,253
                                                     ----------
                                                        372,687
                                                     ----------
Leisure -- 0.4%
  Harrah's Entertainment, Inc.(a)............   500      17,650
  Starwood Hotels & Resorts Worldwide, Inc...   200       7,456
                                                     ----------
                                                         25,106
                                                     ----------
Machinery -- 0.6%
  Deere & Co.................................   980      37,093
                                                     ----------
Media -- 5.7%
  Adelphia Communications Corp.
   (Class "A" Stock).........................   720      29,520
  AOL Time Warner, Inc.(a)...................   200      10,600
  Charter Communications, Inc.
   (Class "A" Stock)......................... 2,650      61,878
  Clear Channel Communications, Inc.(a)...... 1,110      69,597
  Comcast Corp. (Class "A" Stock)(a)......... 1,200      52,080
  Fox Entertainment Group, Inc.
   (Class "A" Stock)(a)...................... 1,070      29,853
  Viacom, Inc. (Class "B" Stock)(a).......... 2,258     116,851
                                                     ----------
                                                        370,379
                                                     ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

June 30, 2001 (Unaudited)


                                                               Value
        COMMON STOCKS                                 Shares  (Note 2)
        (Continued)                                   ------ ----------
        Miscellaneous - Basic Industry -- 4.1%
          AES Corp.(a)...............................  1,500 $   64,575
          Tyco International, Ltd....................  3,720    202,740
                                                             ----------
                                                                267,315
                                                             ----------
        Miscellaneous - Consumer Growth/Stable -- 0.3%
          Waters Corp.(a)............................    730     20,155
                                                             ----------
        Oil - Exploration/Production -- 1.2%
          Apache Corp................................    970     49,227
          Devon Energy Corp..........................    500     26,250
                                                             ----------
                                                                 75,477
                                                             ----------
        Oil & Gas Services -- 7.5%
          Cooper Cameron Corp.(a)....................    490     27,342
          El Paso Corp...............................  1,489     78,232
          Global Marine, Inc.(a).....................  3,570     66,509
          Grant Pride, Inc.(a).......................  5,910    103,366
          Noble Drilling Corp.(a)....................  1,370     44,868
          Santa Fe International Corp................  2,510     72,790
          Transocean Sedco Forex, Inc................  1,530     63,112
          Weatherford International, Inc.............    710     34,080
                                                             ----------
                                                                490,299
                                                             ----------
        Paper & Forest Products -- 1.2%
          Aracruz Celulose SA ADR (Brazil)...........  1,235     23,094
          Jefferson Smurfit Group PLC, ADR (Ireland). 17,600     33,227
          Smurfit-Stone Container Corp...............  1,300     21,060
                                                             ----------
                                                                 77,381
                                                             ----------
        Real Estate Investment Trust -- 0.1%
          Pinnicle Holdings, Inc.(a).................    790      4,748
                                                             ----------
        Retail -- 3.9%
          Costco Wholesale Corp......................    840     34,507
          CVS Corp...................................    370     14,282
          Home Depot, Inc............................    460     21,413
          Kroger Co.(a)..............................  1,920     48,000
          Safeway, Inc.(a)...........................  1,640     78,720
          The Gap, Inc...............................  1,250     36,250
          Wal-Mart Stores, Inc.......................    500     24,400
                                                             ----------
                                                                257,572
                                                             ----------
        Semiconductors -- 0.9%
          Analog Devices, Inc.(a)....................    740     32,005
          Cypress Semiconductor Corp.................    500     11,925
          Lam Research Corp.(a)......................    100      2,965
          Teradyne, Inc.(a)..........................    400     13,240
                                                             ----------
                                                                 60,135
                                                             ----------
        Telecommunications -- 11.3%
          Allegiance Telecom, Inc.(a)................  2,890     43,321
          American Tower Corp. (Class "A" Stock)(a)..    590     12,195
          AT&T Wireless Group(a).....................  2,000     32,700
          China Mobile, Ltd., ADR (Hong Kong)(a).....    460     12,323
          China Mobile, Ltd., ADR (Hong Kong)(a)..... 10,000     52,693
          Completel Europe NV(a).....................  1,270      3,169
          Comverse Technology, Inc.(a)...............    100      5,712
          EchoStar Communications Corp.
           (Class "A" Stock)(a)......................  2,170     70,351
          General Motors Corp. (Class "H" Stock)(a)..  1,550     31,388
          Global Crossing, Ltd.(a)...................  5,320     45,965

                                                                  Value
     COMMON STOCKS                                     Shares    (Note 2)
     (Continued)                                      --------- ----------
     Telecommunications (cont'd.)
       Libertel NV(a)................................    1,220  $   10,819
       McLeodUSA, Inc. (Class "A" Stock)(a)..........      360       1,652
       Metromedia Fiber Network, Inc.(a).............    1,890       3,856
       Motorola, Inc.................................    2,500      41,400
       Nextel Partners, Inc. (Class "A" Stock)(a)....    1,200      18,624
       Nokia Oyj ADR (Finland).......................    1,540      33,942
       NTL, Inc.(a)..................................    1,820      21,931
       Partner Communications Co., Ltd., ADR
        (Israel)(a)..................................    4,845      23,159
       QUALCOMM, Inc.(a).............................      310      18,129
       Qwest Communications International, Inc.......    2,200      70,114
       Sprint Corp.(a)...............................    3,339      80,637
       Tekelec(a)....................................      890      24,119
       Tele1 Europe Holding AB(a)....................    1,310       2,724
       Telesystem International Wireless, Inc.(a)....        6          33
       Vodafone Group PLC, ADR
        (United Kingdom).............................   27,579      61,398
       Vodafone Group PLC, ADR
        (United Kingdom).............................      212       4,738
       Williams Communications Group, Inc.(a)........    1,405       4,145
       Winstar Communications, Inc.(a)...............      930          47
       XO Communications, Inc.
        (Class "A" Stock)(a).........................    4,940       9,485
                                                                ----------
                                                                   740,769
                                                                ----------
     Trucking/Shipping -- 0.6%
       FedEx Corp....................................      790      31,758
       United Parcel Service, Inc. (Class "B" Stock).      140       8,092
                                                                ----------
                                                                    39,850
                                                                ----------
     Utilities - Electric -- 1.4%
       Calpine Corp.(a)..............................    2,421      91,514
                                                                ----------
     TOTAL LONG-TERM INVESTMENTS
       (cost $6,079,792).....................................   5,464,963
                                                                ----------
                                                      Principal
                                                       Amount
     SHORT-TERM                                         (000)
     INVESTMENT -- 17.2%                              ---------
     Repurchase Agreement
       Joint Repurchase Agreement Account
        3.97%, 07/02/01
        (cost $1,119,000; Note 5)....................  $ 1,119   1,119,000
                                                                ----------
     TOTAL INVESTMENTS -- 100.9%
       (cost $7,198,792; Note 6).............................   6,583,963
     LIABILITIES IN EXCESS OF OTHER
      ASSETS -- (0.9)%.........................................    (57,327)
                                                                ----------
     NET ASSETS -- 100.0%...................................... $6,526,636
                                                                ==========

The following abbreviations are used in portfolio descriptions:

AB  Aktiebolag (Swedish Stock Company)
ADR American Depository Receipt
AG  Aktiengesellschaft (German Stock Company)
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

                        SP MFS MID-CAP GROWTH PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 92.9%                      Value
                                           Shares  (Note 2)
COMMON STOCKS                              ------ -----------
Agricultural Equipment -- 1.1%
  AGCO Corp............................... 12,020 $   109,983
                                                  -----------
Commercial Services -- 1.8%
  Concord EFS, Inc.(a)....................  3,500     182,035
                                                  -----------
Computer Services -- 11.5%
  Adobe Systems, Inc......................  5,890     276,830
  Citrix Systems, Inc.(a)................. 16,800     586,320
  Netegrity, Inc.(a)......................  3,840     115,200
  Rational Software Corp.(a)..............  6,160     172,788
  Siebel Systems, Inc.(a).................    290      13,601
                                                  -----------
                                                    1,164,739
                                                  -----------
Data Processing -- 4.7%
  CSG Systems International, Inc.(a)......  7,480     433,840
  Global Payments, Inc....................  1,422      42,802
                                                  -----------
                                                      476,642
                                                  -----------
Drugs & Medical Supplies -- 4.9%
  ArthroCare Corp.(a).....................    140       3,661
  Cytyc Corp.(a).......................... 18,270     421,124
  IntraBiotics Pharmaceuticals, Inc.(a)...  3,530       5,118
  Unilab Corp.(a).........................    100       2,520
  United Therapeutics Corp.(a)............  2,100      28,035
  VISX, Inc.(a)...........................  1,600      30,960
                                                  -----------
                                                      491,418
                                                  -----------
Energy -- 0.1%
  Reliant Resources, Inc.(a)..............    270       6,669
                                                  -----------
Financial Services
  Instinet Group, Inc.(a).................    250       4,660
                                                  -----------
Instrument - Controls -- 1.4%
  Applera Corp.--Applied Biosystems Group.  5,200     139,100
                                                  -----------
Insurance -- 0.2%
  Willis Group Holdings, Ltd.(a)..........  1,420      25,205
                                                  -----------
Internet -- 23.3%
  Akamai Technologies, Inc.(a)............ 21,360     195,978
  CheckFree Corp.(a)...................... 13,240     464,327
  CNET Networks, Inc.(a).................. 16,078     209,014
  Digex, Inc.(a)..........................  3,060      39,780
  Internap Network Services Corp.(a)...... 32,720     106,995
  Internet Security Systems, Inc.(a)......  7,050     342,348
  RSA Security, Inc.(a)...................  7,580     234,601
  S1 Corp.(a)............................. 17,330     242,620
  SportsLine.com, Inc.(a).................    100         230
  Switchboard, Inc.(a)....................  2,660      15,694
  VeriSign, Inc.(a).......................  8,290     497,483
  Vignette Corp.(a).......................  1,420      12,595
                                                  -----------
                                                    2,361,665
                                                  -----------
Networking Products -- 3.7%
  Cable Design Technologies Corp.(a)......  3,500      56,560
  Computer Network Technology Corp.(a)....  2,260      23,979
  Emulex Corp.(a).........................  2,680     108,272
  JNI Corp.(a)............................    360       5,040
  ONI Systems Corp.(a)....................  6,400     178,560
                                                  -----------
                                                      372,411
                                                  -----------

                                                      Value
COMMON STOCKS                              Shares    (Note 2)
(Continued)                               -------   -----------
Oil & Gas Exploration & Production -- 13.6%
  Devon Energy Corp......................    8,070  $   423,675
  Diamond Offshore Drilling, Inc.........    5,740      189,707
  EOG Resources, Inc.....................   10,700      380,385
  Houston Exploration Co.(a).............    8,090      252,812
  Newfield Exploration Co.(a)............    3,300      105,798
  Noble Affiliates, Inc..................      770       27,220
                                                    -----------
                                                      1,379,597
                                                    -----------
Oil & Gas Services -- 14.0%
  Apache Corp............................    8,100      411,075
  Aquila, Inc. (Class "A" Stock)(a)......      100        2,465
  BJ Services Co.(a).....................    1,580       44,840
  Cooper Cameron Corp.(a)................    3,070      171,306
  Global Industries, Ltd.(a).............    7,110       88,662
  Global Marine, Inc.(a).................    7,810      145,500
  Noble Drilling Corp.(a)................   11,410      373,677
  Transocean Sedco Forex, Inc............    4,490      185,213
                                                    -----------
                                                      1,422,738
                                                    -----------
Publishing -- 1.3%
  Scholastic Corp.(a)....................    3,090      130,089
                                                    -----------
Real Estate Investment Trust
  Pinnacle Holdings, Inc.(a).............      340        2,043
                                                    -----------
Telecommunications -- 11.3%
  American Tower Corp. (Class "A" Stock).   11,880      245,560
  Aware, Inc.(a).........................      540        4,860
  CIENA Corp.(a).........................    4,600      174,800
  Comverse Technology, Inc.(a)...........    4,210      240,391
  EchoStar Communications Corp.
   (Class "A" Stock)(a)..................    9,100      295,022
  General Motors Corp.
   (Class "H" Stock)(a)..................    4,660       94,365
  SBA Communcations Corp.(a).............      300        7,425
  Tekelec(a).............................    2,930       79,403
                                                    -----------
                                                      1,141,826
                                                    -----------
TOTAL LONG-TERM INVESTMENTS
 (cost $10,099,521)................................   9,410,820
                                                    -----------
                                          Principal
                                           Amount
SHORT-TERM                                  (000)
INVESTMENT -- 5.1%                        ---------
Repurchase Agreement
  Joint Repurchase Agreement Account,
   3.97%, 07/02/01
   (cost $516,000; Note 5)...............  $   516      516,000
TOTAL INVESTMENTS -- 98.0%
 (cost $10,615,521; Note 6)........................   9,926,820
                                                    -----------
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 2.0%...............................     200,669
                                                    -----------
NET ASSETS -- 100.0%............................... $10,127,489
                                                    ===========

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B66

                        SP PIMCO TOTAL RETURN PORTFOLIO

June 30, 2001 (Unaudited)



                                                                                     Principal
                                                           Moody's Interest Maturity  Amount     Value
LONG-TERM INVESTMENTS -- 93.6%                             Rating    Rate     Date     (000)    (Note 2)
LONG-TERM BONDS                                            ------- -------- -------- --------- -----------
ASSET BACKED SECURITIES -- 10.2%
  Accredited Mortgage Loan Trust, Series 2000-1(b)........  Aaa      4.409% 02/25/30  $  743   $   744,675
  Advanta Mortgage Loan Trust, Series 1999-4(b)...........  Aaa       4.18% 11/25/29     193       192,829
  Block Mortgage Finance, Inc., Series 1998-2(b)..........  Aaa      4.269% 08/25/28     638       636,793
  Brazos Student Loan Finance Corp.(b), Series 1998-A.....  Aaa      5.099% 06/01/23     600       598,239
  First Security Auto Grantor Trust, Series 1998-4........  Aaa       5.97% 04/15/04      74        74,506
  FNF Funding X LLC, Series 1.............................  Aaa       5.65% 01/20/07     293       292,619
  Irwin Home Equity, Series 1997-1(b).....................  Aaa       4.19% 08/15/18   1,076     1,073,695
  New York City Tax Lien, Series 1997-1(b)................  A(c)      6.65% 05/25/05       8         7,633
  Signet Helco Trust, Series 1995-A(b)....................  Aaa      4.424% 06/20/04     835       835,249
                                                                                               -----------
                                                                                                 4,456,238
                                                                                               -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.3%
  Allied Capital Commercial Mortgage Trust, Series 1998-1. AAA(c)     6.31% 01/01/28      13        13,068
  G-Wing, Ltd., Series 2001-WH1A(b)....................... BBB(c)    6.681% 11/06/11     300       300,000
  Homeside Mortgage Securities Trust, Series 2001-1(b)....  Aaa      5.018% 01/20/27     462       461,563
  Mellon Residential Funding Corp., Series 1999-TBC2...... AAA(c)     6.58% 07/25/29     410       412,979
  Mortgage Capital Funding, Inc., Series 1996-MC1......... AAA(c)     7.90% 02/15/06     300       322,872
  Nomura Asset Securities Corp., Series 1995-MD3.......... AAA(c)     8.17% 04/04/27     175       175,698
  PNC Mortgage Securities Corp., Series 2001-1............  Aaa       7.50% 02/25/31     241       247,420
  Residential Accredit Loans, Inc., Series 1997-QS1.......  Aaa       6.75% 02/25/27     231       230,899
  Washington Mutual, Inc., Series 1999-WM1................   NR      6.605% 10/19/39     588       591,729
                                                                                               -----------
                                                                                                 2,756,228
                                                                                               -----------
CORPORATE BONDS -- 6.2%
Financial Services -- 1.4%
  Bear Stearns & Co., Inc., M.T.N.(b).....................   A2      4.676% 05/24/04     300       299,948
  General Motors Acceptance Corp..........................   A2      5.875% 01/22/03     300       303,861
                                                                                               -----------
                                                                                                   603,809
                                                                                               -----------
Oil & Gas -- 1.2%
  Kerr-McGee Corp.(b).....................................  Baa1      4.48% 06/28/04     500       500,000
                                                                                               -----------
Shipbuilding -- 1.1%
  Puerto Quetzal Power LLC................................   NR       6.47% 06/15/12     478       488,992
                                                                                               -----------
Telecommunications -- 1.5%
  British Telecom PLC (United Kingdom)(b).................  Baa1     5.185% 12/15/03     160       161,865
  France Telecom SA (France)(b)...........................   A3      5.149% 03/14/03     500       505,819
                                                                                               -----------
                                                                                                   667,684
                                                                                               -----------
Utility - Electric -- 1.0%
  Commonwealth Edison Co..................................   A3      7.375% 09/15/02     420       432,054
                                                                                               -----------
Total corporate bonds.........................................................................   2,692,539
                                                                                               -----------

FOREIGN GOVERNMENT BONDS -- 2.7%
  German Government Bonds (Germany).......................  Aaa       6.50% 07/04/27   1,270     1,177,551
                                                                                               -----------

MUNICIPAL BONDS -- 0.6%
  Chicago, Ill., G.O., Proj. & Ref., Series A.............  Aaa       5.00% 01/01/41     300       276,600
                                                                                               -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 13.5%
  United States Treasury Note.............................           3.375% 01/15/07   3,349     3,389,571
  United States Treasury Note.............................           3.625% 07/15/02     607       618,828
  United States Treasury Note.............................           3.625% 01/15/08   1,095     1,119,331
  United States Treasury Strips...........................             Zero 02/15/15   1,550       692,804
  United States Treasury Strips...........................             Zero 05/15/18     200        72,340
                                                                                               -----------
                                                                                                 5,892,874
                                                                                               -----------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 54.1%
  Federal Home Loan Bank..................................            6.50% 08/14/09   6,000     6,168,120
  Federal Home Loan Mortgage Corp.........................            6.00% 03/15/17   1,189        91,799

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B67

June 30, 2001 (Unaudited)


                                                                                                              Principal
                                                                           Moody's Interest     Maturity       Amount
                                                                           Rating    Rate         Date          (000)
LONG-TERM BONDS (Continued)                                                ---     ------   ----------------- ----------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES (cont'd.)
  Federal National Mortgage Association...................................            6.20%          08/23/31 $      400
  Federal National Mortgage Association...................................            6.50%          06/01/31        300
  Federal National Mortgage Association...................................            7.50%          07/16/31      3,000
  Government National Mortgage Association................................            6.00% 01/15/29-07/15/29      1,211
  Government National Mortgage Association................................            6.50%          07/24/31      3,000
  Government National Mortgage Association................................            7.00%          07/24/31      1,000
  Government National Mortgage Association................................           7.375% 04/20/25-05/20/25        421
  Government National Mortgage Association................................            7.50%          07/24/31      3,750
  Government National Mortgage Association................................            7.75% 08/20/24-08/20/27      1,740
  Government National Mortgage Association................................            8.00%          07/24/31      2,000
  Government National Mortgage Association................................            9.00% 07/15/30-10/15/30        300



TOTAL LONG-TERM INVESTMENTS
 (cost $40,810,336).....................................................................................................

SHORT-TERM INVESTMENTS -- 39.8%
OTHER CORPORATE OBLIGATIONS -- 5.0%
  DaimlerChrysler NA Holding Corp.........................................   A3      7.125%          03/01/02        200
  Golden State Holdings...................................................   Ba1      6.75%          08/01/01        200
  Heller Financial, Inc., M.T.N.(b).......................................   A3       4.74%          10/22/01        300
  UBS Finance (Delaware), Inc.............................................   NR       3.77%          08/23/01      1,500



U.S. GOVERNMENT OBLIGATIONS -- 0.2%
  United States Treasury Bill(d)..........................................           3.359%          10/18/01         10
  United States Treasury Bill(d)..........................................           3.383%          10/18/01         35
  United States Treasury Bill(d)..........................................            3.47%          10/18/01         10
  United States Treasury Bill(d)..........................................            3.53%          10/18/01         10



REPURCHASE AGREEMENTS -- 34.5%
  Joint Repurchase Agreement Account, (Note 5)............................           3.973%          07/02/01     15,033

OPTIONS PURCHASED(a) -- 0.1%
Call Options                                                                                                   Contracts
                                                                                                               ---------
  Interest Rate Swap, 5.50% over 3 Month Libor, expiring 04/29/02 @ $5.50.                                        56,000
  United States Treasury Notes Futures, expiring 08/25/01 @ $96.00........                                             2



Put Options
  Eurodollar Futures, expiring 12/17/01 @ $95.25..........................                                           130
  Eurodollar Futures, expiring 09/14/01 @ $93.25..........................                                            43
  Eurodollar Futures, expiring 12/17/01 @ $92.50..........................                                           380
  Government National Mortgage Assoc., expiring 07/17/01 @ $89.05.........                                            30
  Government National Mortgage Assoc., expiring 07/17/01 @ $90.94.........                                            30



TOTAL OPTIONS PURCHASED.................................................................................................

TOTAL SHORT-TERM INVESTMENTS
 (cost $17,350,977).....................................................................................................

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENT SOLD SHORT -- 133.4%
  (cost $58,161,313; Note 6)............................................................................................


                                                                              Value
                                                                             (Note 2)
LONG-TERM BONDS (Continued)                                                ------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES (cont'd.)
  Federal National Mortgage Association................................... $    400,628
  Federal National Mortgage Association...................................      260,860
  Federal National Mortgage Association...................................    3,060,930
  Government National Mortgage Association................................    1,172,908
  Government National Mortgage Association................................    2,967,180
  Government National Mortgage Association................................    1,008,750
  Government National Mortgage Association................................      427,538
  Government National Mortgage Association................................    3,844,912
  Government National Mortgage Association................................    1,778,796
  Government National Mortgage Association................................    2,071,880
  Government National Mortgage Association................................      316,194
                                                                           ------------
                                                                             23,570,495
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $40,810,336).......................................................   40,822,525
                                                                           ------------
SHORT-TERM INVESTMENTS -- 39.8%
OTHER CORPORATE OBLIGATIONS -- 5.0%
  DaimlerChrysler NA Holding Corp.........................................      202,306
  Golden State Holdings...................................................      199,892
  Heller Financial, Inc., M.T.N.(b).......................................      300,267
  UBS Finance (Delaware), Inc.............................................    1,491,675
                                                                           ------------
                                                                              2,194,140
                                                                           ------------
U.S. GOVERNMENT OBLIGATIONS -- 0.2%
  United States Treasury Bill(d)..........................................        9,898
  United States Treasury Bill(d)..........................................       34,641
  United States Treasury Bill(d)..........................................        9,895
  United States Treasury Bill(d)..........................................        9,861
                                                                           ------------
                                                                                 64,295
                                                                           ------------
REPURCHASE AGREEMENTS -- 34.5%
  Joint Repurchase Agreement Account, (Note 5)............................   15,033,000
                                                                           ------------
OPTIONS PURCHASED(a) -- 0.1%
Call Options

  Interest Rate Swap, 5.50% over 3 Month Libor, expiring 04/29/02 @ $5.50.       30,274
  United States Treasury Notes Futures, expiring 08/25/01 @ $96.00........       14,031
                                                                           ------------
                                                                                 44,305
                                                                           ------------
Put Options
  Eurodollar Futures, expiring 12/17/01 @ $95.25..........................        5,850
  Eurodollar Futures, expiring 09/14/01 @ $93.25..........................           38
  Eurodollar Futures, expiring 12/17/01 @ $92.50..........................        2,014
  Government National Mortgage Assoc., expiring 07/17/01 @ $89.05.........          519
  Government National Mortgage Assoc., expiring 07/17/01 @ $90.94.........        1,839
                                                                           ------------
                                                                                 10,260
                                                                           ------------
TOTAL OPTIONS PURCHASED...................................................       54,565
                                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $17,350,977).......................................................   17,346,000
                                                                           ------------
TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENT
 SOLD SHORT -- 133.4% (cost $58,161,313; Note 6)..........................   58,168,525
                                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B68

June 30, 2001 (Unaudited)


                                                                                                          Value
OUTSTANDING OPTIONS WRITTEN(a) -- (0.1%)                                                     Contracts   (Note 2)
Call Options
  Interest Rate Swap, 6.45% over 3 Month Libor, expiring 04/29/02 @ $6.45.                     14,000  $    (33,942)
  United States Treasury Notes Futures, expiring 08/25/01 @ $108.00.......                         14        (1,093)
  United States Treasury Notes Futures, expiring 08/25/01 @ $106.00.......                          7        (1,531)
  United States Treasury Notes Futures, expiring 08/25/01 @ $109.00.......                          2           (63)
                                                                                                       ------------
                                                                                                         (36,629)
                                                                                                       ------------
Put Options
  Eurodollar futures, expiring 12/17/01 @ $95.00..........................                          1           (49)
  Eurodollar futures, expiring 12/17/01 @ $95.25..........................                         51        (5,738)
  United States Treasury Notes Futures, expiring 08/25/01 @ $103.00.......                         11       (11,688)
  United States Treasury Notes Futures, expiring 08/25/01 @ $102.00.......                         10        (6,406)
                                                                                                       ------------
                                                                                                            (23,881)
                                                                                                       ------------
TOTAL OUTSTANDING OPTIONS WRITTEN
 (premiums received $83,382)..........................................................................      (60,510)
                                                                                                       ------------
                                                                                             Principal
                                                                           Interest Maturity  Amount
                                                                             Rate     Date     (000)
INVESTMENT SOLD SHORT -- (4.7%)                                            -------- -------- ---------
  United States Treasury Note
   (proceeds received $2,044,119).........................................  5.75%   07/08/15  $ 2,000    (2,043,760)
                                                                                                       ------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENT SOLD SHORT -- 128.6%.............   56,064,255
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e) -- (0.1)%...............................................      (48,894)
OTHER LIABILITIES IN EXCESS OF ASSETS -- (28.5)%......................................................  (12,411,929)
                                                                                                       ------------
TOTAL NET ASSETS -- 100.0%............................................................................ $ 43,603,432
                                                                                                       ============

The following abbreviations are used in portfolio descriptions:

GO     General Obligation
LLC    Limited Liability Company
M.T.N. Medium Term Note
NR     Not Rated by Moody's or Standard & Poor's
PLC    Public Limited Company (British Corporation)

(a)Non-income producing security.

(b)Rate shown reflects current rate on variable rate instrument.

(c)Standard & Poor's rating.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of June 30, 2001 were as follows:

   Number of                               Expiration  Value at     Value at    Appreciation/
   Contracts               Type               Date    Trade Date  June 30, 2001 (Depreciation)
   ---------               ----            ---------- ----------  ------------- --------------
Long Positions:
       6         5 Yr U.S. Treasury Notes   Sept 01   $   619,781  $   620,062     $    281
       5         Eurodollar                 Jun 02      1,188,713    1,188,812           99
       57        10 Yr U.S Treasury Notes   Sept 01     5,872,030    5,871,891         (139)
       17        10 Yr U.S. Treasury Bonds  Sept 01     1,710,069    1,705,313       (4,756)
       5         Eurodollar                 Mar 03      1,182,962    1,178,187       (4,775)
       17        Eurodollar                 Sept 02     4,037,862    4,028,362       (9,500)
      100        Eurodollar                 Dec 02     23,641,940   23,608,750      (33,190)
                                                                                   --------
                                                                                    (51,980)
                                                                                   --------
Short Positions:
       4         10 Yr Germany              Sept 01       426,821      426,040          781
                                                                                   --------
                 Fed. Rep. Bond                                                    $(51,199)
                                                                                   ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B69

                 SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 92.9%                         Value
                                              Shares  (Note 2)
COMMON STOCKS                                 ------ -----------
Advertising -- 2.1%
  Interpublic Group of Cos., Inc.............  5,500 $   161,425
  TMP Worldwide, Inc.(a).....................  2,500     150,000
                                                     -----------
                                                         311,425
                                                     -----------
Apparel  -- 1.0%
  Liz Claiborne, Inc.........................  2,900     146,305
                                                     -----------
Banks and Savings & Loans -- 0.8%
  Northern Trust Corp........................  1,800     112,500
                                                     -----------
Biotechnology -- 5.2%
  Aviron(a)..................................  2,800     159,600
  Genentech, Inc.(a).........................  1,700      93,670
  Human Genome Sciences, Inc.(a).............  2,300     138,575
  IDEC Pharmaceuticals Corp.(a)..............  2,800     189,532
  Protein Design Labs, Inc.(a)...............  2,000     173,520
                                                     -----------
                                                         754,897
                                                     -----------
Broadcasting -- 4.8%
  AT&T Corp.-Liberty Media Corp.
   (Class "A" Stock)(a)...................... 12,400     216,876
  Cablevision Systems Corp.-Rainbow Media
   Group(a)..................................  5,400     139,320
  Gemstar-TV Guide International, Inc.(a)....  7,000     298,200
  UnitedGlobalCom, Inc. (Class "A" Stock)(a).  5,500      47,575
                                                     -----------
                                                         701,971
                                                     -----------
Cellular Communications -- 2.8%
  American Tower Corp. (Class "A" Stock)(a).. 13,500     279,045
  Western Wireless Corp.
   (Class "A"Stock)(a).......................  3,100     133,300
                                                     -----------
                                                         412,345
                                                     -----------
Commercial Services -- 3.1%
  Cendant Corp.(a)...........................  7,000     136,500
  Concord EFS, Inc.(a).......................  5,700     296,457
  Quintiles Transnational Corp.(a)...........  1,000      25,540
                                                     -----------
                                                         458,497
                                                     -----------
Computers -- 1.5%
  Apple Computer, Inc.(a)....................  9,100     211,575
                                                     -----------
Computer Software & Services -- 15.0%
  Electronic Arts, Inc.(a)...................  3,800     220,020
  HNC Software, Inc.(a)......................    800      20,000
  Intuit, Inc.(a)............................  7,500     299,925
  Lexmark International, Inc.(a).............  3,900     262,275
  McDATA Corp. (Class "A" Stock)(a)..........  5,100      89,505
  Parametric Technology Corp.(a)............. 11,000     153,890
  PeopleSoft, Inc.(a)........................  4,600     226,458
  Perot Systems Corp. (Class "A" Stock)(a)...  8,200     148,420
  Rational Software Corp.(a).................  9,800     274,890
  SmartForce PLC, ADR (Ireland)(a)...........  4,300     151,489
  Synopsys, Inc.(a)..........................  3,000     145,170
  VERITAS Software Corp.(a)..................  2,900     192,937
                                                     -----------
                                                       2,184,979
                                                     -----------
Data Processing/Reproduction -- 1.0%
  Fiserv, Inc.(a)............................  2,200     140,756
                                                     -----------
Education -- 2.2%
  Apollo Group, Inc. (Class "A" Stock)(a)....  7,500     318,375
                                                     -----------

                                                               Value
        COMMON STOCKS                                 Shares  (Note 2)
        (Continued)                                   ------ -----------
        Electronics -- 0.7%
          Newport Corp...............................  3,900 $   103,350
                                                             -----------
        Electronic Components -- 1.9%
          Solectron Corp.(a)......................... 15,100     276,330
                                                             -----------
        Financial Services -- 7.5%
          Goldman Sachs Group, Inc...................  1,300     111,540
          Household International, Inc...............  2,500     166,750
          Investors Financial Services Corp..........  2,300     154,100
          Lehman Brothers Holdings, Inc..............    800      62,200
          Morgan Stanley Dean Witter & Co............  2,200     141,306
          PNC Financial Services Group...............  2,000     131,580
          Providian Financial Corp...................  2,500     148,000
          Stilwell Financial, Inc....................  5,100     171,156
                                                             -----------
                                                               1,086,632
                                                             -----------
        Gaming -- 0.7%
          International Game Technology(a)...........  1,700     106,675
                                                             -----------
        Healthcare Management -- 2.0%
          Caremark Rx, Inc.(a).......................  9,600     157,920
          Express Scripts, Inc. (Class "A" Stock)(a).  2,500     137,575
                                                             -----------
                                                                 295,495
                                                             -----------
        Insurance -- 1.0%
          Hartford Financial Services Group, Inc.....  2,200     150,480
                                                             -----------
        Internet Content -- 7.9%
          CheckFree Corp.(a).........................  6,600     231,462
          E*TRADE Group, Inc.(a)..................... 20,600     132,870
          eBay, Inc.(a)..............................  1,800     123,282
          GoTo.com, Inc.(a)..........................  2,600      42,900
          RSA Security, Inc.(a)......................  7,250     224,388
          VeriSign, Inc.(a)..........................  6,700     402,067
                                                             -----------
                                                               1,156,969
                                                             -----------
        Internet Software -- 3.2%
          RealNetworks, Inc.(a)...................... 21,100     247,925
          Retek, Inc.(a).............................  4,400     210,936
                                                             -----------
                                                                 458,861
                                                             -----------
        Leisure -- 1.4%
          Starwood Hotels & Resorts Worldwide, Inc...  5,600     208,768
                                                             -----------
        Measuring & Control Instrument -- 1.0%
          Thermo Electron Corp.(a)...................  6,400     140,928
                                                             -----------
        Medical Services -- 1.1%
          Laboratory Corp. of America Holdings(a)....  2,000     153,800
                                                             -----------
        Oil & Gas Services -- 2.5%
          BJ Services Co.(a).........................  7,700     218,526
          El Paso Corp...............................  2,800     147,112
                                                             -----------
                                                                 365,638
                                                             -----------
        Oil Field Machinery & Equipment -- 1.0%
          FMC Technologies, Inc.(a)..................  1,200      24,780
          Smith International, Inc.(a)...............  2,000     119,800
                                                             -----------
                                                                 144,580
                                                             -----------
        Pharmaceuticals -- 11.7%
          Allergan, Inc..............................    800      68,400
          Andrx Group(a).............................  4,400     338,800
          Celgene Corp.(a)...........................  7,800     225,030

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B70

June 30, 2001 (Unaudited)


                                                               Value
      COMMON STOCKS                                 Shares    (Note 2)
      (Continued)                                  ------    -----------
      Pharmaceuticals (cont'd.)
        Forest Laboratories, Inc.(a)..............   1,300   $    92,300
        IVAX Corp.(a).............................   5,500       214,500
        Medicis Pharmaceutical Corp.
         (Class"A" Stock)(a)......................   1,700        90,100
        OSI Pharmaceuticals, Inc.(a)..............   2,800       147,252
        Sepracor, Inc.(a).........................   2,600       103,480
        Teva Pharmaceutical Industries, Ltd., ADR
         (Israel).................................   3,600       224,280
        Watson Pharmaceuticals, Inc.(a)...........   3,200       197,248
                                                             -----------
                                                               1,701,390
                                                             -----------
      Retail -- 3.1%
        Barnes & Noble, Inc.(a)...................   3,200       125,920
        BJ's Wholesale Club, Inc.(a)..............   2,400       127,824
        Dollar Tree Stores, Inc.(a)...............   6,900       192,096
                                                             -----------
                                                                 445,840
                                                             -----------
      Semiconductors -- 5.1%
        ASML Holding NV (Netherlands)(a)..........   4,400        97,900
        Linear Technology Corp....................   2,800       123,816
        Novellus Systems, Inc.(a).................   3,200       181,728
        Texas Instruments, Inc....................   4,200       132,300
        TriQuint Semiconductor, Inc.(a)...........   5,900       132,750
        Xilinx, Inc.(a)...........................   1,900        78,356
                                                             -----------
                                                                 746,850
                                                             -----------
      Steel & Metals -- 0.6%
        Precision Castparts Corp..................   2,200        82,324
                                                             -----------
      Telecommunications -- 0.8%
        Amdocs, Ltd. (United Kingdom)(a)..........   2,200       118,470
                                                             -----------
      Telecommunications Equipment -- 0.2%
        Tellabs, Inc.(a)..........................   1,600        31,008
                                                             -----------
      TOTAL LONG-TERM INVESTMENTS
       (cost $12,739,110)...................................  13,528,013
                                                             -----------
                                                   Principal
                                                    Amount
      SHORT-TERM                                     (000)
      INVESTMENT -- 7.9%                           ---------
      Repurchase Agreement
        Joint Repurchase Agreement Account
         3.97%, 07/02/01
         (cost $1,149,000; Note 5)................  $1,149     1,149,000
                                                             -----------
      TOTAL INVESTMENTS -- 100.8%
       (cost $13,888,110; Note 6)...........................  14,677,013
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (0.8)%.....................................    (117,547)
                                                             -----------
      NET ASSETS -- 100.0%.................................. $14,559,466
                                                             ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B71

                       SP SMALL/MID CAP VALUE PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 90.7%
                                                     Value
                                            Shares  (Note 2)
COMMON STOCKS                               ------ -----------
Aerospace/Defense -- 1.1%
  Alliant Techsystems, Inc.(a).............  1,800 $   161,820
  Newport News Shipbuilding, Inc...........    600      36,750
                                                   -----------
                                                       198,570
                                                   -----------
Agricultural Products & Services -- 0.7%
  Delta & Pine Land Co.....................  6,700     131,655
                                                   -----------
Airlines -- 1.8%
  Alaska Air Group, Inc.(a)................    300       8,670
  Continental Airlines, Inc.
   (Class "B" Stock)(a)....................    100       4,925
  Mesa Air Group, Inc.(a)..................  6,200      76,570
  Northwest Airlines Corp.
   (Class "A" Stock)(a)....................  3,600      90,900
  UAL Corp.................................  4,700     165,205
                                                   -----------
                                                       346,270
                                                   -----------
Appliances & Home Furnishings -- 2.2%
  Ethan Allen Interiors, Inc...............    800      26,000
  Furniture Brands International, Inc.(a)..  1,600      44,800
  Leggett & Platt, Inc.....................  3,800      83,714
  Maytag Corp..............................  1,100      32,186
  Mohawk Industries, Inc.(a)...............  2,400      84,480
  York International Corp..................  4,300     150,586
                                                   -----------
                                                       421,766
                                                   -----------
Autos - Cars & Trucks -- 0.9%
  American Axle & Manufacturing Holdings,
   Inc.(a).................................  1,800      30,600
  Lear Corp.(a)............................    700      24,430
  Lithia Motors, Inc. (Class "A" Stock)(a).  2,800      47,040
  Navistar International Corp.(a)..........  1,300      36,569
  PACCAR, Inc..............................    500      25,710
  Superior Industries International, Inc...    200       7,660
                                                   -----------
                                                       172,009
                                                   -----------
Banks and Savings & Loans -- 8.1%
  Astoria Financial Corp...................    500      27,500
  Banknorth Group, Inc.....................  4,500     101,925
  City National Corp.......................  4,100     181,589
  Commercial Federal Corp..................  2,900      66,990
  Hibernia Corp. (Class "A" Stock)......... 10,400     185,120
  IndyMac Bancorp, Inc.(a).................  4,400     117,920
  New Bancwest, Corp.......................  4,900     168,560
  North Fork Bancorporation, Inc...........  5,000     155,000
  Popular, Inc.............................  3,100     102,114
  Richmond County Financial Corp...........  3,800     142,576
  Silicon Valley Bancshares(a).............    900      19,800
  TCF Financial Corp.......................    600      27,786
  Trustmark Corp...........................  7,100     144,272
  Washington Federal, Inc..................  2,420      59,338
  Webster Financial Corp...................    800      26,224
                                                   -----------
                                                     1,526,714
                                                   -----------
Business Services -- 0.5%
  Keynote Systems, Inc.(a).................  1,300      14,235
  Manpower, Inc............................  2,400      71,760
  Optimal Robotics Corp. (Canada)(a).......    400      15,200
                                                   -----------
                                                       101,195
                                                   -----------

                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                -----  -----------
         Chemicals -- 4.6%
           Arch Chemicals, Inc..................... 5,500  $   120,065
           Cabot Microelectronics Corp.(a).........   400       24,800
           Georgia Gulf Corp....................... 9,200      142,600
           Great Lakes Chemical Corp...............   800       24,680
           H.B. Fuller Co..........................   500       25,035
           Ionics, Inc.(a)......................... 1,800       56,700
           Lubrizol Corp...........................   500       15,525
           Lyondell Chemical Co.................... 9,600      147,648
           Millennium Chemicals, Inc............... 5,400       81,270
           Minerals Technologies, Inc..............   400       17,168
           PolyOne Corp............................ 8,500       88,485
           Praxair, Inc............................ 1,500       70,500
           Solutia, Inc............................ 4,000       51,000
                                                           -----------
                                                               865,476
                                                           -----------
         Commercial Services -- 1.0%
           Angelica Corp...........................   400        4,454
           Applera Corp.--Celera Genomics Group(a). 1,800       71,388
           Arbitron, Inc.(a).......................   940       22,654
           Insurance Auto Auctions, Inc.(a)........ 4,900       83,300
           Pegasus Solutions, Inc.(a)..............   400        4,620
                                                           -----------
                                                               186,416
                                                           -----------
         Computer Software & Services -- 2.2%
           Affiliated Computer Services, Inc.
            (Class "A" Stock)(a)...................   400       28,764
           Avocent Corp.(a)........................   600       13,650
           BISYS Group, Inc.(a).................... 1,000       59,000
           Ceridian Corp.(a).......................   400        7,668
           Corillian Corp.(a)......................   800        3,200
           Inforte Corp.(a)........................   600        7,338
           Inktomi Corp.(a)........................ 4,000       38,360
           J.D. Edwards & Co.(a)................... 5,100       72,114
           Networks Associates, Inc.(a)............ 1,000       12,450
           RadiSys Corp.(a)........................   600       13,710
           Roxio, Inc.(a)..........................    98        1,274
           SmartForce PLC, ADR (Ireland)(a)........   200        7,046
           Sybase, Inc.(a)......................... 5,300       87,185
           Vastera, Inc.(a)........................ 2,900       41,180
           Virage Logic Corp.(a)...................   900       13,941
                                                           -----------
                                                               406,880
                                                           -----------
         Construction -- 4.2%
           Clayton Homes, Inc...................... 4,000       62,880
           D.R. Horton, Inc........................   900       20,430
           Elcor Corp.............................. 5,300      107,325
           Florida Rock Industries, Inc............ 3,100      145,390
           Fluor Corp..............................   800       36,120
           KB HOME................................. 2,300       69,391
           Lafarge Corp............................ 3,100      103,881
           Lennar Corp............................. 1,200       50,040
           Martin Marietta Materials, Inc.......... 2,100      103,929
           Texas Industries, Inc................... 2,800       96,292
                                                           -----------
                                                               795,678
                                                           -----------
         Consumer Products -- 0.4%
           Alberto-Culver Co. (Class "B" Stock).... 1,300       54,652
           Tupperware Corp.........................   500       11,715
                                                           -----------
                                                                66,367
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B72

June 30, 2001 (Unaudited)


                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Containers -- 0.5%
           Ball Corp...............................    300 $    14,268
           Bemis Co., Inc..........................  1,600      64,272
           Packaging Corp. of America(a)...........    800      12,424
                                                           -----------
                                                                90,964
                                                           -----------
         Distribution/Wholesalers -- 0.9%
           BJ's Wholesale Club, Inc.(a)............  1,200      63,912
           Ingram Micro, Inc. (Class "A" Stock)(a).  3,000      43,470
           Tech Data Corp.(a)......................  2,000      66,720
                                                           -----------
                                                               174,102
                                                           -----------
         Diversified Manufacturing Operations -- 7.0%
           Black & Decker Corp.....................  2,000      78,920
           CUNO, Inc.(a)...........................    400      12,000
           Federal Signal Corp..................... 12,300     288,681
           General Cable Corp......................  4,800      89,040
           Hillenbrand Industries, Inc.............  2,000     114,220
           Pentair, Inc............................  3,500     118,300
           Snap-on, Inc............................  9,100     219,856
           SPS Technologies, Inc.(a)...............    400      18,960
           SPX Corp.(a)............................    400      50,072
           Stanley Works...........................  2,900     121,452
           Terex Corp.(a)..........................  3,500      74,200
           Thermo Electron Corp.(a)................  6,100     134,322
                                                           -----------
                                                             1,320,023
                                                           -----------
         Drugs & Medical Supplies -- 3.7%
           Alkermes, Inc.(a).......................    300      10,530
           Aviron(a)...............................    300      17,100
           Bausch & Lomb, Inc......................  3,000     108,720
           Beckman Coulter, Inc....................    900      36,720
           C.R. Bard, Inc..........................  1,600      91,120
           Cephalon, Inc.(a).......................    800      56,400
           DENTSPLY International, Inc.............  4,200     186,270
           Exelixis, Inc.(a).......................  1,000      18,970
           InterMune, Inc.(a)......................  1,500      53,430
           Patterson Dental Co.(a).................  1,400      46,200
           STERIS Corp.(a).........................  3,800      76,190
                                                           -----------
                                                               701,650
                                                           -----------
         Electronics -- 1.2%
           Arrow Electronics, Inc.(a)..............    600      14,574
           Artesyn Technologies, Inc.(a)...........  1,900      24,510
           Avnet, Inc..............................    600      13,452
           Millipore Corp..........................    900      55,782
           PerkinElmer, Inc........................  1,500      41,295
           Polycom, Inc.(a)........................  2,000      46,180
           Tektronix, Inc..........................  1,300      35,295
                                                           -----------
                                                               231,088
                                                           -----------
         Energy -- 1.4%
           Covanta Energy Corp.(a).................  5,600     103,376
           Kinder Morgan, Inc......................    700      35,175
           Westcoast Energy, Inc...................  5,700     134,178
                                                           -----------
                                                               272,729
                                                           -----------

                                                             Value
          COMMON STOCKS                             Shares  (Note 2)
          (Continued)                               -----  -----------
          Engineering -- 0.7%
            Jacobs Engineering Group, Inc.(a)...... 1,000  $    65,230
            URS Corp.(a)........................... 2,800       75,600
                                                           -----------
                                                               140,830
                                                           -----------
          Environmental Services -- 0.5%
            Republic Services, Inc.(a)............. 2,000       39,700
            Waste Connections, Inc.(a)............. 1,600       57,600
                                                           -----------
                                                                97,300
                                                           -----------
          Financial Services -- 2.5%
            Affiliated Managers Group, Inc.(a).....   900       55,350
            Commerce Bancorp, Inc.................. 3,600      252,360
            Legg Mason, Inc........................ 1,000       49,760
            Liberty Financial Cos., Inc............   400       12,980
            Old Republic International Corp........   500       14,500
            Radian Group, Inc...................... 1,700       68,765
            Triad Guaranty, Inc.(a)................   200        8,000
                                                           -----------
                                                               461,715
                                                           -----------
          Food & Beverage -- 2.5%
            Constellation Brands, Inc. (Class "A"
             Stock)(a).............................   400       16,400
            Earthgrains Co......................... 9,400      244,400
            Horizon Organic Holding Corp.(a)....... 1,200       11,304
            McCormick & Co., Inc................... 4,500      189,090
                                                           -----------
                                                               461,194
                                                           -----------
          Hospitals/Healthcare Management -- 0.3%
            First Health Group Corp.(a)............   400        9,648
            Health Net, Inc.(a)....................   300        5,220
            HEALTHSOUTH Corp.(a)...................   300        4,791
            Trigon Healthcare, Inc.(a).............   700       45,395
                                                           -----------
                                                                65,054
                                                           -----------
          Industrials -- 0.8%
            Kennametal, Inc........................ 4,000      147,600
            Oshkosh Truck Corp.....................   200        8,850
                                                           -----------
                                                               156,450
                                                           -----------
          Insurance -- 3.6%
            Allmerica Financial Corp............... 1,100       63,250
            HCC Insurance Holdings, Inc............ 3,600       88,200
            Markel Corp.(a)........................   500       98,250
            Nationwide Financial Services, Inc.
             (Class "A" Stock).....................   800       34,920
            PMI Group, Inc.........................   400       29,064
            Protective Life Corp................... 1,200       41,244
            Reinsurance Group of America, Inc...... 7,600      288,040
            UICI(a)................................   700        8,925
            Vesta Insurance Group, Inc............. 2,600       28,470
                                                           -----------
                                                               680,363
                                                           -----------
          Leisure -- 1.1%
            Callaway Golf Co....................... 1,000       15,800
            Mandalay Resort Group(a)............... 1,800       49,320
            Sabre Group Holdings Corp.............. 1,000       50,000
            Six Flags, Inc.(a)..................... 1,200       25,248
            Take-Two Interactive Software, Inc.(a). 3,200       59,360
                                                           -----------
                                                               199,728
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B73

June 30, 2001 (Unaudited)


                                                                 Value
      COMMON STOCKS                                     Shares  (Note 2)
      (Continued)                                       -----  -----------
      Machinery -- 0.5%
        Flowserve Corp.(a).............................   900  $    27,675
        NACCO Industries, Inc. (Class "A" Stock).......   900       70,191
                                                               -----------
                                                                    97,866
                                                               -----------
      Media -- 2.0%
        E.W. Scripps Co. (Class "A" Stock)............. 1,200       82,800
        Fox Entertainment Group, Inc.
         (Class "A" Stock)(a).......................... 2,300       64,170
        Interpublic Group of Cos., Inc................. 1,710       50,189
        Pegasus Communications Corp.(a)................ 2,800       63,000
        Radio One, Inc. (Class "D" Stock)(a)........... 5,000      110,250
                                                               -----------
                                                                   370,409
                                                               -----------
      Mineral Resources -- 0.2%
        Massey Energy Co...............................   200        3,952
        Phelps Dodge Corp..............................   600       24,900
                                                               -----------
                                                                    28,852
                                                               -----------
      Oil & Gas -- 1.3%
        Conoco, Inc. (Class "A" Stock)................. 4,400      124,080
        Nuevo Energy Co.(a)............................ 1,000       16,153
        Rowan Cos., Inc.(a)............................   100        2,210
        Spinnaker Exploration Co.(a)................... 1,800       71,748
        Suncor Energy, Inc.............................   400       10,280
        Sunoco, Inc....................................   300       10,989
        Varco International, Inc.(a)...................   300        5,583
                                                               -----------
                                                                   241,043
                                                               -----------
      Oil & Gas Services -- 1.2%
        Cal Dive International, Inc.(a)................   900       22,140
        Global Industries, Ltd.(a)..................... 3,700       46,139
        Grant Prideco, Inc.(a)......................... 1,900       33,231
        Horizon Offshore, Inc.(a)......................   800       10,800
        Hydril Co.(a)..................................   600       13,662
        Input/Output, Inc.(a)..........................   600        7,620
        Marine Drilling Cos., Inc.(a)..................   400        7,644
        National-Oilwell, Inc.(a)......................   300        8,040
        Newpark Resources, Inc.(a)..................... 3,400       37,740
        Oceaneering International, Inc.(a).............   300        6,225
        Smith International, Inc.(a)...................   600       35,940
                                                               -----------
                                                                   229,181
                                                               -----------
      Paper & Forest Products -- 3.0%
        Boise Cascade Corp............................. 2,600       91,442
        Bowater, Inc................................... 1,600       71,584
        Jefferspon Smurfit Group PLC, ADR (Ireland)       700       13,440
        Louisiana-Pacific Corp......................... 5,000       58,650
        Mead Corp...................................... 2,400       65,136
        Plum Creek Timber Co., Inc..................... 1,000       28,130
        Temple-Inland, Inc............................. 2,900      154,541
        Westvaco Corp.................................. 3,500       85,015
                                                               -----------
                                                                   567,938
                                                               -----------
      Printing & Publishing -- 0.4%
        Banta Corp.....................................   600       17,580
        Harcourt General, Inc..........................   400       23,276
        Playboy Enterprises, Inc. (Class "A" Stock)(a)  1,400       21,910
        R.R. Donnelley & Sons Co.......................   700       20,790
                                                               -----------
                                                                    83,556
                                                               -----------

                                                            Value
          COMMON STOCKS                            Shares  (Note 2)
          (Continued)                              ------ -----------
          Real Estate Investment Trust -- 10.0%
            Apartment Investment & Management Co.
             (Class "A" Stock)....................  5,100 $   245,820
            Avalonbay Communities, Inc............  3,800     177,650
            Catellus Development Corp.(a).........    600      10,470
            CBL & Associates Properties, Inc......    800      24,552
            CenterPoint Properties Corp...........  3,100     155,620
            Centex Corp...........................  1,500      61,125
            Crescent Real Estate Equities Co...... 12,500     307,125
            Duke-Weeks Realty Corp................  7,500     186,375
            Glenborough Realty Trust, Inc.........    300       5,742
            Home Properties of New York, Inc......  3,700     111,370
            Host Marriott Corp.................... 13,100     164,012
            LNR Property Corp.....................  2,500      87,500
            MeriStar Hospitality Corp.............  5,200     123,500
            Taubman Centers, Inc..................  3,000      42,000
            Vornado Realty Trust..................  4,600     179,584
                                                          -----------
                                                            1,882,445
                                                          -----------
          Restaurants -- 2.0%
            Applebee's International, Inc.........  1,500      48,000
            CBRL Group, Inc.......................  2,300      38,985
            CEC Entertainment, Inc.(a)............  1,300      64,155
            Jack in the Box, Inc.(a)..............    600      15,660
            Outback Steakhouse, Inc.(a)...........    400      11,520
            Ruby Tuesday, Inc.....................  2,100      35,910
            Wendy's International, Inc............  6,400     163,456
                                                          -----------
                                                              377,686
                                                          -----------
          Retail -- 4.3%
            AnnTaylor Stores Corp.(a).............  2,100      75,180
            Big Lots, Inc.(a).....................  1,800      24,624
            Borders Group, Inc.(a)................  1,000      22,400
            Dillard's, Inc. (Class "A" Stock).....  7,300     111,471
            Duane Reade, Inc.(a)..................    900      29,250
            Family Dollar Stores, Inc.............    400      10,252
            Group 1 Automotive, Inc.(a)...........  5,800     171,680
            Longs Drug Stores Corp................    700      15,085
            Neiman Marcus Group, Inc.
             (Class "A" Stock)(a).................  2,900      89,900
            O'Reilly Automotive, Inc.(a)..........  2,400      68,880
            Office Depot, Inc.(a).................  2,400      24,912
            Pier 1 Imports, Inc................... 13,100     150,650
            Rite Aid Corp.........................    700       6,300
            Ultimate Electronics, Inc.(a).........    100       3,242
            Venator Group, Inc.(a)................    200       3,060
                                                          -----------
                                                              806,886
                                                          -----------
          Semiconductors -- 0.5%
            Advanced Power Technology, Inc.(a)....  2,200      27,610
            Cypress Semiconductor Corp.(a)........  1,400      33,390
            DuPont Photomasks, Inc.(a)............    500      24,125
            Kulicke & Soffa Industries, Inc.(a)...    800      13,728
                                                          -----------
                                                               98,853
                                                          -----------
          Steel & Metals -- 1.2%
            Allegheny Technologies, Inc...........  8,400     151,956
            Reliance Steel & Aluminum Co..........  1,200      30,300
            Ryerson Tull, Inc.....................    700       9,443

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B74

June 30, 2001 (Unaudited)


                                                               Value
        COMMON STOCKS                               Shares    (Note 2)
        (Continued)                                -------   -----------
        Steel & Metals (cont'd.)
          USX-U. S. Steel Group...................    1,300  $    26,195
                                                             -----------
                                                                 217,894
                                                             -----------
        Telecommunications -- 3.3%
          Andrew Corp.(a).........................    1,300       23,985
          ANTEC Corp.(a)..........................    4,200       52,080
          Boston Communications Group, Inc.(a)....    1,700       24,480
          Centillium Communications, Inc.(a)......      200        4,948
          Citizens Communications Co.(a)..........   23,200      279,096
          Harris Corp.............................      700       19,047
          Spectrasite Holdings, Inc.(a)...........    1,900       13,756
          TeleCorp PCS, Inc.
           (Class "A" Stock)(a)...................    2,100       40,677
          Telesp Celular Participacoes SA, ADR
           (Brazil)...............................    1,100       16,665
          Triton PCS Holdings, Inc.(a)............    2,400       98,400
          Western Wireless Corp.
           (Class "A" Stock)(a)...................    1,200       51,600
                                                             -----------
                                                                 624,734
                                                             -----------
        Transportation -- 2.5%
          C.H. Robinson Worldwide, Inc............      600       16,734
          CNF, Inc................................    3,800      107,350
          Expeditors International of Washington,
           Inc....................................      700       41,999
          J.B. Hunt Transport Services, Inc.......    5,300      100,700
          Knight Transportation, Inc.(a)..........    2,200       45,210
          Landstar Systems, Inc.(a)...............    1,400       95,228
          M.S. Carriers, Inc......................    1,500       46,065
          Ryder System, Inc.......................      700       13,720
                                                             -----------
                                                                 467,006
                                                             -----------
        Utility - Electric -- 3.9%
          Ameren Corp.............................    1,100       46,970
          American Electric Power Co., Inc........      900       41,553
          DPL, Inc................................    3,700      107,152
          Energy East Corp........................    4,700       98,277
          Entergy Corp............................    1,100       42,229
          Niagara Mohawk Holdings, Inc.(a)........    2,800       49,532
          NiSource, Inc...........................    1,800       49,194
          Northeast Utilities.....................      300        6,225
          Public Service Co. of New Mexico........    1,400       44,940
          SCANA Corp..............................    3,600      102,240
          Southern Co.............................    1,800       41,850
          Wisconsin Energy Corp...................    4,000       95,080
                                                             -----------
                                                                 725,242
                                                             -----------
        TOTAL LONG-TERM INVESTMENTS
          (cost $16,231,095)......................            17,091,777
                                                             -----------
                                                   Principal
                                                    Amount
        SHORT-TERM                                   (000)
        INVESTMENTS -- 23.9%                       ---------
        U.S. Government Securities -- 1.7%
          United States Treasury Bills (b),
           3.49%, 07/12/01 (c)....................  $   175      174,796
           3.47%, 08/16/01 (c)....................       50       49,773
           3.44%, 09/20/01 (c)....................      100       99,236
                                                             -----------
                                                                 323,805
                                                             -----------

                                                Principal
                                                 Amount     Value
          SHORT-TERM                              (000)    (Note 2)
          INVESTMENTS (Continued)               ------    -----------
          Repurchase Agreement -- 22.2%
            Joint Repurchase Agreement Account
             3.97%, 07/02/01 (Note 5)..........  $4,180   $ 4,180,000
                                                          -----------
          TOTAL SHORT-TERM INVESTMENTS
            (cost $4,503,805)..........................    4,503,805
                                                          -----------
          TOTAL INVESTMENTS -- 114.6%
            (cost $20,734,900; Note 6).................   21,595,582
          VARIATION MARGIN ON OPEN FUTURES
            CONTRACTS (d) -- 0.1%......................       26,169
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (14.7)%.............................  (2,777,830)
                                                          -----------
          NET ASSETS -- 100.0%........................... $18,843,921
                                                          ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a)Non-Income producing security.

(b)Rate quoted represents yield-to-maturity as of purchase date.

(c)Security, or portion thereof, segregated as collateral for futures contracts.

(d)Open futures contracts as of June 30, 2001 were as follows:

                                  Value at  Value at
Number of              Expiration  Trade    June 30,  Appreciation/
Contracts     Type        Date      Date      2001    (Depreciation)
--------- ------------ ---------- -------- ---------- --------------
Long Positions:
3........ S&P 500       Sept 01   $924,268 $  923,775    $  (493)
          Index
4........ Russell 2000  Sept 01    998,149  1,031,200     33,051
          Index                                           -------
                                                         $32,558
                                                         =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B75

                SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

June 30, 2001 (Unaudited)

LONG-TERM INVESTMENTS -- 93.5%                      Value
                                           Shares  (Note 2)
COMMON STOCKS                              ------ ----------
Airlines -- 2.0%
  UAL Corp................................  5,000 $  175,750
                                                  ----------
Computer Software & Services -- 3.7%
  Microsoft Corp.(a)......................  4,500    328,500
                                                  ----------
Diversified Manufacturing Operations -- 4.3%
  General Electric Co.....................  4,600    224,250
  Tyco International, Ltd.................  2,900    158,050
                                                  ----------
                                                     382,300
                                                  ----------
Drugs & Medical Supplies -- 7.5%
  Amgen, Inc.(a)..........................  3,700    224,516
  Johnson & Johnson.......................  5,100    255,000
  Laboratory Corp. of America Holdings(a).  2,500    192,250
                                                  ----------
                                                     671,766
                                                  ----------
Electronic Components -- 2.1%
  Intel Corp..............................  6,500    190,125
                                                  ----------
Financial Services -- 10.9%
  Citigroup, Inc..........................  8,027    424,147
  Household International, Inc............  4,700    313,490
  MBNA Corp...............................  6,900    227,355
                                                  ----------
                                                     964,992
                                                  ----------
Health Care Services -- 3.7%
  UnitedHealth Group, Inc.................  5,300    327,275
                                                  ----------
Insurance -- 3.5%
  Hartford Financial Services Group, Inc..  4,500    307,800
                                                  ----------
Media -- 13.9%
  AOL Time Warner, Inc.(a)................  9,000    477,000
  AT&T Corp.--Liberty Media Corp.
   (Class "A" Stock)(a)................... 13,100    229,119
  Viacom, Inc. (Class "B" Stock)(a)....... 10,150    525,262
                                                  ----------
                                                   1,231,381
                                                  ----------
Oil & Gas -- 3.9%
  BJ Services Co.(a)......................  6,300    178,794
  Enron Corp..............................  3,400    166,600
                                                  ----------
                                                     345,394
                                                  ----------
Pharmaceuticals -- 8.0%
  American Home Products Corp.............  3,900    227,916
  Pfizer, Inc.............................  7,900    316,395
  Pharmacia Corp..........................  3,600    165,420
                                                  ----------
                                                     709,731
                                                  ----------
Retail -- 14.6%
  Home Depot, Inc.........................  6,100    283,955
  Kohl's Corp.(a).........................  9,900    621,027
  Tiffany & Co............................  7,200    260,784
  Walgreen Co.............................  3,800    129,770
                                                  ----------
                                                   1,295,536
                                                  ----------
Technology -- 7.3%
  Cisco Systems, Inc.(a)..................  3,100     56,420
  Dell Computer Corp.(a)..................  9,100    237,965
  EMC Corp.(a)............................  4,000    116,200
  Texas Instruments, Inc..................  7,700    242,550
                                                  ----------
                                                     653,135
                                                  ----------

                                                             Value
          COMMON STOCKS                           Shares    (Note 2)
          (Continued)                            -------   ----------
          Telecommunications -- 8.1%
            Amdocs, Ltd.(a).....................    2,800  $  150,780
            AT&T Wireless Group(a)..............   12,600     206,010
            Corning, Inc........................    2,300      38,433
            Nokia Oyj ADR (Finland).............    6,900     152,076
            Vodafone Group PLC, ADR
             (United Kingdom)...................    7,900     176,565
                                                           ----------
                                                              723,864
                                                           ----------
          TOTAL LONG-TERM INVESTMENTS
            (cost $8,804,528)...........................   8,307,549
                                                           ----------

                                                 Principal
                                                  Amount
          SHORT-TERM                               (000)
          INVESTMENT -- 7.6%                     ---------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             3.97%, 07/02/01
             (cost $671,000; Note 5)............  $   671     671,000
                                                           ----------
          TOTAL INVESTMENTS -- 101.1%
           (cost $9,475,528; Note 6)......................  8,978,549
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (1.1)%...............................    (96,731)
                                                           ----------
          NET ASSETS -- 100.0%............................ $8,881,818
                                                           ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B76

                             STOCK INDEX PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 98.3%                 Value
                                   Shares     (Note 2)
COMMON STOCKS                      ------- ---------------
Advertising -- 0.2%
  Omnicom Group, Inc.(b)..........  59,600 $     5,125,600
  TMP Worldwide, Inc.(a)(b).......  25,000       1,500,000
                                           ---------------
                                                 6,625,600
                                           ---------------
Aerospace -- 1.2%
  Boeing Co....................... 280,436      15,592,241
  General Dynamics Corp...........  66,600       5,182,146
  Lockheed Martin Corp............ 142,698       5,286,961
  Northrop Grumman Corp...........  27,200       2,178,720
  Raytheon Co.(a)(b).............. 115,618       3,069,658
  Rockwell International Corp.....  59,300       2,260,516
  United Technologies Corp.(b).... 155,600      11,399,256
                                           ---------------
                                                44,969,498
                                           ---------------
Airlines -- 0.2%
  AMR Corp........................  48,200       1,741,466
  Delta Airlines, Inc.............  39,000       1,719,120
  Southwest Airlines Co........... 251,337       4,647,221
  US Airways Group, Inc.(a).......  25,100         609,930
                                           ---------------
                                                 8,717,737
                                           ---------------
Apparel -- 0.1%
  Nike, Inc. (Class "B" Shares)...  86,600       3,636,334
  Reebok International, Ltd.......  19,000         607,050
                                           ---------------
                                                 4,243,384
                                           ---------------
Autos--Cars & Trucks -- 1.1%
  Cummins Engine Co., Inc.........  14,400         557,280
  Dana Corp.......................  48,794       1,138,852
  Delphi Automotive Systems Corp.. 188,044       2,995,541
  Ford Motor Co................... 617,045      15,148,455
  General Motors Corp............. 182,900      11,769,615
  Genuine Parts Co................  59,925       1,887,637
  Johnson Controls, Inc...........  27,900       2,021,913
  Navistar International Corp.(a).  18,900         531,657
  PACCAR, Inc.....................  22,860       1,175,461
  TRW, Inc.(b)....................  38,900       1,594,900
  Visteon Corp....................  42,964         789,678
                                           ---------------
                                                39,610,989
                                           ---------------
Banks and Savings & Loans -- 5.1%
  AmSouth Bancorporation.......... 126,900       2,346,381
  Bank of New York Co., Inc....... 247,300      11,870,400
  Bank One Corp.(b)............... 383,345      13,723,751
  BankAmerica Corp................ 537,944      32,292,778
  Capital One Financial Corp......  66,500       3,990,000
  Charter One Financial, Inc......  59,115       1,885,769
  Comerica, Inc...................  54,250       3,124,800
  Fifth Third Bancorp............. 188,149      11,298,348
  First Union Corp................ 329,678      11,518,949
  Golden West Financial Corp......  53,400       3,430,416
  Huntington Bancshares, Inc......  85,775       1,402,421
  KeyCorp......................... 140,400       3,657,420
  Mellon Financial Corp........... 163,600       7,525,600
  National City Corp.............. 202,700       6,239,106
  Northern Trust Corp.............  74,700       4,668,750
  PNC Bank Corp...................  97,500       6,414,525
  Providian Financial Corp........  96,200       5,695,040
  SouthTrust Corp................. 109,800       2,854,800

        COMMON STOCKS                                       Value
                                               Shares      (Note 2)
        (Continued)                           --------- ---------------
        Banks and Savings & Loans (cont'd.)
          State Street Corp..................   107,800 $     5,335,022
          Suntrust Banks, Inc.(b)............    99,700       6,458,566
          U.S. Bancorp.......................   638,081      14,541,866
          Union Planters Corp.(b)............    46,900       2,044,840
          Wells Fargo & Co...................   563,960      26,184,663
          Zions Bancorporation...............     7,000         413,000
                                                        ---------------
                                                            188,917,211
                                                        ---------------
        Chemicals -- 1.1%
          Air Products & Chemicals, Inc......    73,800       3,376,350
          Dow Chemical Co....................   295,561       9,827,403
          Du Pont (E.I.) de Nemours & Co.....   347,991      16,787,086
          Eastman Chemical Co................    27,600       1,314,588
          Engelhard Corp.....................    40,875       1,054,166
          FMC Corp.(a).......................     8,800         603,328
          Great Lakes Chemical Corp.(b)......    13,500         416,475
          Hercules, Inc......................    37,400         422,620
          Praxair, Inc.......................    53,600       2,519,200
          Rohm & Haas Co.....................    72,600       2,388,540
          Sigma-Aldrich Corp.................    27,400       1,058,188
                                                        ---------------
                                                             39,767,944
                                                        ---------------
        Commercial Services -- 0.4%
          Cendant Corp.(a)(b)................   255,618       4,984,551
          Cintas Corp........................    50,300       2,326,375
          Concord EFS, Inc.(a)...............    68,000       3,536,680
          Convergys Corp.(a).................    51,900       1,569,975
          Deluxe Corp........................    29,000         838,100
          Fiserv, Inc.(a)....................    35,400       2,264,892
          Quintiles Transnational Corp.(a)...    36,000         909,000
                                                        ---------------
                                                             16,429,573
                                                        ---------------
        Computers -- 3.8%
          Apple Computer, Inc.(a)............   116,900       2,717,925
          Citrix Systems, Inc.(a)(b).........    64,800       2,261,520
          Compaq Computer Corp.(b)...........   568,469       8,805,585
          Comverse Technology, Inc.(a)(b)....    52,000       2,969,200
          Dell Computer Corp.(a)(b)..........   862,500      22,554,375
          Hewlett-Packard Co.................   643,300      18,398,380
          International Business Machines
           Corp..............................   578,500      65,370,500
          Sun Microsystems, Inc.(a).......... 1,084,300      17,045,196
                                                        ---------------
                                                            140,122,681
                                                        ---------------
        Computer Services -- 8.6%
          Adobe Systems, Inc.................    79,900       3,755,300
          Autodesk, Inc......................    19,800         738,540
          Automatic Data Processing, Inc.....   214,500      10,660,650
          Avaya, Inc.(a).....................    97,908       1,341,340
          BMC Software, Inc.(a)..............    82,600       1,861,804
          BroadVision, Inc.(a)(b)............    80,000         400,000
          Cabletron Systems, Inc.(a).........    63,500       1,450,975
          Cisco Systems, Inc.(a)(b).......... 2,417,000      43,989,400
          Computer Associates International,
           Inc...............................   193,943       6,981,948
          Computer Sciences Corp.(a).........    60,700       2,100,220
          Compuware Corp.(a).................   125,600       1,757,144
          EMC Corp...........................   729,074      21,179,600
          First Data Corp....................   133,000       8,545,250

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B77

June 30, 2001 (Unaudited)


     COMMON STOCKS                                             Value
                                                  Shares      (Note 2)
     (Continued)                                 --------- ---------------
     Computer Services (cont'd.)
       Gateway, Inc.(a).........................   106,800 $     1,756,860
       Intuit, Inc.(a)..........................    59,300       2,371,407
       Lexmark International, Inc.(a)...........    43,714       2,939,766
       Mercury Interactive Corp.(a)(b)..........    25,000       1,497,500
       Micron Technology, Inc.(a)(b)............   199,400       8,195,340
       Microsoft Corp.(a)....................... 1,774,000     129,502,000
       NCR Corp.(a).............................    31,300       1,471,100
       Network Appliance, Inc.(a)...............   110,400       1,512,480
       Novell, Inc.(a)(b).......................   126,100         717,509
       Oracle Corp.(a).......................... 1,860,120      35,342,280
       Palm, Inc.(a)............................   192,857       1,170,642
       Parametric Technology Corp.(a)...........    97,000       1,357,030
       Peoplesoft, Inc.(a)......................    96,000       4,726,080
       Sapient Corp.(a).........................    37,400         364,650
       Siebel Systems, Inc.(a)(b)...............   146,200       6,856,780
       Symbol Technologies, Inc.(b).............    73,400       1,629,480
       Unisys Corp.(a)..........................   111,000       1,632,810
       VERITAS Software Corp.(a)(b).............   136,258       9,065,245
       Yahoo!, Inc.(a)(b).......................   194,400       3,886,056
                                                           ---------------
                                                               320,757,186
                                                           ---------------
     Construction -- 0.1%
       Centex Corp..............................    21,600         880,200
       Fluor Corp...............................    23,500       1,061,025
       KB HOME..................................    16,166         487,728
       Pulte Corp...............................    14,500         618,135
       Vulcan Materials Co......................    32,000       1,720,000
                                                           ---------------
                                                                 4,767,088
                                                           ---------------
     Consumer Products
       Tupperware Corp..........................    22,300         522,489
                                                           ---------------
     Containers -- 0.1%
       Ball Corp................................    10,900         518,404
       Bemis Co., Inc...........................    18,100         727,077
       Pactiv Corp.(a)..........................    49,900         668,660
                                                           ---------------
                                                                 1,914,141
                                                           ---------------
     Cosmetics & Soaps -- 1.5%
       Alberto-Culver Co. (Class "B" Stock).....    19,100         802,964
       Avon Products, Inc.......................    77,900       3,605,212
       Clorox Co................................    75,500       2,555,675
       Colgate-Palmolive Co.(b).................   188,100      11,096,019
       Gillette Co..............................   354,500      10,276,955
       International Flavors & Fragrances, Inc..    32,400         814,212
       Procter & Gamble Co......................   434,104      27,695,835
                                                           ---------------
                                                                56,846,872
                                                           ---------------
     Diversified Consumer Products -- 1.1%
       Eastman Kodak Co.........................   100,200       4,677,336
       Philip Morris Cos., Inc..................   738,300      37,468,725
                                                           ---------------
                                                                42,146,061
                                                           ---------------
     Diversified Manufacturing Operations -- 4.3%
       General Electric Co.(b).................. 3,298,700     160,811,625
                                                           ---------------
     Diversified Office Equipment -- 0.2%
       Avery Dennison Corp......................    35,000       1,786,750
       Pitney Bowes, Inc........................    81,900       3,449,628
       Xerox Corp...............................   225,792       2,160,829
                                                           ---------------
                                                                 7,397,207
                                                           ---------------

       COMMON STOCKS                                          Value
                                                 Shares      (Note 2)
       (Continued)                              --------- ---------------
       Diversified Operations -- 0.1%
         Corning, Inc..........................   307,000 $     5,129,970
                                                          ---------------
       Drugs & Medical Supplies -- 10.8%
         Abbott Laboratories...................   516,200      24,782,762
         Allergan, Inc.........................    44,700       3,821,850
         American Home Products Corp...........   437,600      25,573,344
         Bard, (C.R.), Inc.....................    19,000       1,082,050
         Bausch & Lomb, Inc.(b)................    20,100         728,424
         Baxter International, Inc.............   196,600       9,633,400
         Becton Dickinson & Co.................    86,700       3,102,993
         Biogen, Inc.(a).......................    48,700       2,647,332
         Biomet, Inc...........................    57,950       2,785,077
         Boston Scientific Corp.(a)(b).........   132,300       2,249,100
         Bristol-Myers Squibb Co...............   650,360      34,013,828
         Cardinal Health, Inc..................   139,875       9,651,375
         Guidant Corp.(a)......................   103,600       3,729,600
         Johnson & Johnson(b)..................   996,572      49,828,600
         King Pharmaceuticals, Inc.(a).........    54,400       2,924,000
         Lilly (Eli) & Co.(b)..................   374,100      27,683,400
         Medtronic, Inc........................   399,200      18,367,192
         Merck & Co., Inc......................   765,900      48,948,669
         Pfizer, Inc........................... 2,096,250      83,954,813
         Pharmacia Corp........................   429,556      19,738,098
         Schering-Plough Corp..................   484,200      17,547,408
         St. Jude Medical, Inc.(a).............    28,300       1,698,000
         Stryker Corp..........................    61,800       3,389,730
         Watson Pharmaceuticals, Inc.(a).......    35,000       2,157,400
                                                          ---------------
                                                              400,038,445
                                                          ---------------
       Electrical Services -- 0.2%
         American Power Conversion.............    57,700         908,775
         Power-One, Inc.(a)....................    20,000         332,800
         TXU Corp..............................    86,906       4,188,000
         Xcel Energy, Inc......................   117,295       3,337,043
                                                          ---------------
                                                                8,766,618
                                                          ---------------
       Electronics -- 5.0%
         Advanced Micro Devices, Inc.(a)(b)....   108,200       3,124,816
         Altera Corp.(a).......................   136,000       3,944,000
         Analog Devices, Inc.(a)...............   122,000       5,276,500
         Applied Materials, Inc.(a)(b).........   267,900      13,153,890
         Applied Micro Circuits Corp.(a)(b)....    97,000       1,668,400
         Broadcom Corp.(a).....................    77,200       3,301,072
         Conexant Systems, Inc.(a).............    72,000         644,400
         Electronic Data Systems Corp.(b)......   157,400       9,837,500
         Emerson Electric Co.(b)...............   143,300       8,669,650
         Intel Corp............................ 2,239,400      65,502,450
         Jabil Circuit, Inc.(a)................    54,000       1,666,440
         JDS Uniphase Corp.(a)(b)..............   430,100       5,376,250
         KLA-Tencor Corp.(a)(b)................    61,600       3,601,752
         Linear Technology Corp.(b)............   106,800       4,722,696
         LSI Logic Corp.(a)(b).................   110,800       2,083,040
         Maxim Integrated Products, Inc.(a)(b).   101,600       4,491,736
         Molex, Inc............................    64,200       2,345,226
         National Semiconductor Corp.(a)(b)....    56,800       1,654,016
         Novellus Systems, Inc.(a)(b)..........    41,100       2,334,069
         Perkin Elmer, Inc.....................    36,000         991,080
         Pinnacle West Capital Corp............    29,000       1,374,600
         PPL Corp..............................    50,000       2,750,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B78

June 30, 2001 (Unaudited)


       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Electronics (cont'd.)
         QLogic Corp.(a)......................    25,000 $     1,611,250
         RadioShack Corp......................    58,360       1,779,980
         Sanmina Corp.(a)(b)..................   101,600       2,378,456
         Solectron Corp.(a)...................   218,000       3,989,400
         Tektronix, Inc.......................    35,000         950,250
         Teradyne, Inc. (United States)(a)(b).    57,000       1,886,700
         Texas Instruments, Inc...............   577,800      18,200,700
         Thomas & Betts Corp..................    23,800         525,266
         Vitesse Semiconductor Corp.(a).......    54,000       1,136,160
         Xilinx, Inc.(a)(b)...................   109,000       4,495,160
                                                         ---------------
                                                             185,466,905
                                                         ---------------
       Financial Services -- 8.4%
         Ambac Financial Group, Inc...........    30,000       1,746,000
         American Express Co..................   442,300      17,161,240
         Bear, Stearns Cos., Inc..............    35,310       2,082,231
         Citigroup, Inc....................... 1,670,176      88,252,100
         Countrywide Credit Industries, Inc...    40,800       1,871,904
         Equifax, Inc.(b).....................    52,300       1,918,364
         Federal Home Loan Mortgage Corp......   228,900      16,023,000
         Federal National Mortgage
          Association.........................   336,600      28,661,490
         FleetBoston Financial Corp...........   358,866      14,157,264
         Franklin Resources, Inc.(b)..........    81,400       3,725,678
         H&R Block, Inc.......................    30,700       1,981,685
         Household International, Inc.........   157,558      10,509,119
         J.P. Morgan Chase & Co.(b)...........   639,666      28,529,103
         Lehman Brothers Holdings, Inc........    84,300       6,554,325
         MBNA Corp............................   285,768       9,416,056
         Merrill Lynch & Co., Inc.(b).........   272,600      16,151,550
         Moody's Corp.........................    51,860       1,737,310
         Morgan Stanley Dean Witter & Co......   371,410      23,855,664
         Paychex, Inc.(b).....................   125,550       5,022,000
         Regions Financial Corp...............    75,300       2,409,600
         Schwab (Charles) Corp.(b)............   464,900       7,112,970
         Stilwell Financial, Inc.(b)..........    72,800       2,443,168
         Synovus Financial Corp.(b)...........    97,500       3,059,550
         T. Rowe Price Group, Inc.............    36,000       1,346,040
         USA Education, Inc...................    55,900       4,080,700
         Washington Mutual, Inc.(b)...........   289,722      10,879,061
                                                         ---------------
                                                             310,687,172
                                                         ---------------
       Food & Beverage -- 3.6%
         Adolph Coors Co......................    12,800         642,304
         Anheuser-Busch Cos., Inc.(b).........   301,000      12,401,200
         Archer-Daniels-Midland Co............   216,227       2,810,951
         Brown-Forman Corp. (Class "B" Stock).    21,800       1,393,892
         Campbell Soup Co.....................   136,800       3,522,600
         Coca-Cola Co.(b).....................   827,900      37,255,500
         Coca-Cola Enterprises, Inc...........   143,000       2,338,050
         ConAgra, Inc.........................   179,100       3,547,971
         General Mills, Inc...................    94,500       4,137,210
         Heinz (H.J.) & Co....................   115,150       4,708,484
         Hershey Foods Corp...................    45,600       2,813,976
         Kellogg Co.(b).......................   131,800       3,822,200
         PepsiCo, Inc.(b).....................   481,400      21,277,880
         Quaker Oats Co.......................    42,800       3,905,500
         Ralston Purina Group.................   105,720       3,173,714
         Sara Lee Corp........................   266,000       5,038,040

        COMMON STOCKS                                        Value
                                                 Shares     (Note 2)
        (Continued)                              ------- ---------------
        Food & Beverage (cont'd.)
          Sysco Corp............................ 225,600 $     6,125,040
          The Pepsi Bottling Group, Inc.........  39,000       1,563,900
          Unilever NV, ADR (Netherlands)........ 188,132      11,207,023
          Wrigley (William) Jr. Co..............  74,100       3,471,585
                                                         ---------------
                                                             135,157,020
                                                         ---------------
        Forest Products -- 0.5%
          Boise Cascade Corp.(b)................  19,886         699,391
          Georgia-Pacific Corp.(b)..............  73,139       2,475,755
          International Paper Co................ 159,067       5,678,692
          Louisiana-Pacific Corp................  38,900         456,297
          Mead Corp.(b).........................  34,400         933,616
          Potlatch Corp.........................  10,000         344,100
          Temple-Inland, Inc....................  16,000         852,640
          Westvaco Corp.........................  35,700         867,153
          Weyerhaeuser Co.......................  71,900       3,952,343
          Willamette Industries, Inc............  35,900       1,777,050
                                                         ---------------
                                                              18,037,037
                                                         ---------------
        Gas Pipelines -- 0.6%
          Cinergy Corp..........................  52,839       1,846,723
          Enron Corp.(b)........................ 251,300      12,313,700
          Peoples Energy Corp...................  11,400         458,280
          Sempra Energy.........................  66,054       1,805,916
          Williams Cos., Inc.................... 157,100       5,176,445
                                                         ---------------
                                                              21,601,064
                                                         ---------------
        Hospitals/Healthcare Management -- 1.9%
          Aetna, Inc.(a)(b).....................  49,312       1,275,701
          Agilent Technologies, Inc.(a)......... 151,613       4,927,422
          Amgen, Inc.(a)........................ 346,900      21,049,892
          Applera Corp.-Applied Biosystems
           Group................................  74,100       1,982,175
          Chiron Corp.(a)(b)....................  62,000       3,162,000
          Columbia/HCA Healthcare Corp.......... 185,898       8,400,731
          Forest Laboratories, Inc.(a)..........  55,000       3,905,000
          HEALTHSOUTH Corp.(a).................. 133,500       2,131,995
          Humana, Inc.(a).......................  58,100         572,285
          IMS Health, Inc.......................  98,820       2,816,370
          Manor Care, Inc.(a)...................  32,050       1,017,588
          Mckesson HBOC, Inc....................  93,507       3,470,980
          MedImmune, Inc.(a)....................  70,100       3,308,720
          Tenet Healthcare Corp................. 106,600       5,499,494
          UnitedHealth Group, Inc.(b)........... 107,600       6,644,300
          Wellpoint Health Networks, Inc.(a)(b).  19,600       1,847,104
                                                         ---------------
                                                              72,011,757
                                                         ---------------
        Household Products & Personal Care -- 0.3%
          Kimberly-Clark Corp................... 178,288       9,966,299
          Leggett & Platt, Inc..................  64,000       1,409,920
                                                         ---------------
                                                              11,376,219
                                                         ---------------
        Housing Related -- 0.3%
          Masco Corp............................ 150,000       3,744,000
          Maytag Corp...........................  26,400         772,464
          Newell Rubbermaid, Inc.(b)............  84,949       2,132,220
          Stanley Works.........................  25,800       1,080,504
          Whirlpool Corp........................  22,600       1,412,500
                                                         ---------------
                                                               9,141,688
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B79

June 30, 2001 (Unaudited)


     COMMON STOCKS                                              Value
                                                   Shares      (Note 2)
     (Continued)                                  --------- ---------------
     Human Resources
       Robert Half International, Inc.(a)........    52,300 $     1,301,747
                                                            ---------------
     Insurance -- 4.4%
       AFLAC, Inc................................   178,400       5,617,816
       Allstate Corp.............................   243,188      10,697,840
       American General Corp.....................   169,972       7,895,199
       American International Group, Inc.(b).....   775,664      66,707,104
       Aon Corp.(b)..............................    87,125       3,049,375
       Chubb Corp................................    58,500       4,529,655
       CIGNA Corp.(b)............................    51,300       4,915,566
       Cincinnati Financial Corp.................    55,700       2,200,150
       Conseco, Inc.(b)..........................   110,259       1,505,035
       Hartford Financial Services Group, Inc....    77,200       5,280,480
       Jefferson-Pilot Corp......................    54,018       2,610,150
       John Hancock Financial Services, Inc......    20,000         799,776
       Lincoln National Corp.....................    64,000       3,312,000
       Lowes Corp................................    64,600       4,162,178
       Marsh & McLennan Cos., Inc................    90,800       9,170,800
       MBIA, Inc.................................    46,950       2,614,176
       MetLife, Inc.(b)..........................   251,000       7,775,980
       MGIC Investment Corp......................    35,800       2,600,512
       Progressive Corp.(b)......................    24,400       3,298,636
       SAFECO Corp...............................    41,000       1,209,500
       St. Paul Cos., Inc........................    72,210       3,660,325
       Torchmark Corp............................    41,800       1,680,778
       UnumProvident Corp........................    79,456       2,552,127
       Wachovia Corp.............................    70,500       5,016,075
                                                            ---------------
                                                                162,861,233
                                                            ---------------
     Leisure -- 1.2%
       Brunswick Corp............................    33,400         802,602
       Carnival Corp. (Class "A" Stock)..........   196,800       6,041,760
       Disney (Walt) Co..........................   693,001      20,020,799
       Harley-Davidson, Inc.(b)..................   100,000       4,708,000
       Harrah's Entertainment, Inc.(a)...........    38,750       1,367,875
       Hilton Hotels Corp........................   104,800       1,215,680
       Marriott International, Inc.
        (Class "A" Stock)(b).....................    80,800       3,825,072
       Sabre Group Holdings, Inc.
        (Class "A" Stock)(b).....................    42,419       2,120,950
       Starwood Hotels & Resorts Worldwide, Inc..    62,600       2,333,728
                                                            ---------------
                                                                 42,436,466
                                                            ---------------
     Machinery -- 0.5%
       Caterpillar, Inc..........................   116,200       5,815,810
       Cooper Industries, Inc....................    30,000       1,187,700
       Deere & Co................................    79,200       2,997,720
       Dover Corp.(b)............................    65,200       2,454,780
       Eaton Corp................................    22,700       1,591,270
       Ingersoll-Rand Co.(b).....................    51,850       2,136,220
       Parker Hannifin Corp......................    36,425       1,545,877
       Snap-on, Inc..............................    22,800         550,848
       Thermo Electron Corp.(a)..................    57,000       1,255,140
       Timken Co.................................    21,500         364,210
                                                            ---------------
                                                                 19,899,575
                                                            ---------------
     Media -- 4.3%
       AOL Time Warner, Inc.(a).................. 1,455,320      77,131,960
       Clear Channel Communications, Inc.(a).....   195,300      12,245,310

        COMMON STOCKS                                       Value
                                                Shares     (Note 2)
        (Continued)                             ------- ---------------
        Media (cont'd.)
          Comcast Corp. (Special Class "A")(a)  311,700 $    13,527,780
          Dow Jones & Co., Inc.................  28,800       1,719,648
          Gannett Co., Inc.(b).................  88,300       5,818,970
          Interpublic Group of Cos., Inc.(b)... 105,100       3,084,685
          Knight-Ridder, Inc.(b)...............  22,700       1,346,110
          McGraw Hill, Inc.....................  65,600       4,339,440
          Meredith Corp........................  17,800         637,418
          New York Times Co. (The)
           (Class "A" Stock)(b)................  53,500       2,247,000
          R.R. Donnelley & Sons, Co............  40,200       1,193,940
          Tribune Co...........................  99,200       3,968,992
          Univision Communications, Inc.
           (Class "A" Stock)(a)(b).............  61,000       2,609,580
          Viacom, Inc. (Class "B" Stock)(a)(b). 579,636      29,996,163
                                                        ---------------
                                                            159,866,996
                                                        ---------------
        Metals - Ferrous -- 0.1%
          Allegheny Technologies, Inc..........  28,940         523,525
          Nucor Corp...........................  25,400       1,241,806
          USX-U.S. Steel Group, Inc............  31,540         635,531
          Worthington Industries, Inc..........  34,000         462,400
                                                        ---------------
                                                              2,863,262
                                                        ---------------
        Metals - Non Ferrous -- 0.5%
          Alcan Aluminum, Ltd.(b).............. 103,750       4,359,575
          Alcoa, Inc........................... 289,776      11,417,174
          INCO, Ltd.(a)(b).....................  62,200       1,073,572
                                                        ---------------
                                                             16,850,321
                                                        ---------------
        Mineral Resource -- 0.1%
          Burlington Resources, Inc............  75,817       3,028,889
          Phelps Dodge Corp.(b)................  27,528       1,142,412
                                                        ---------------
                                                              4,171,301
                                                        ---------------
        Miscellaneous - Basic Industry -- 2.2%
          AES Corp.(a)(b)...................... 171,700       7,391,685
          BB&T Corp............................ 135,100       4,958,170
          Crane Co.............................  21,625         670,375
          Danaher Corp.........................  47,600       2,665,600
          Ecolab, Inc..........................  45,000       1,843,650
          Fortune Brands, Inc..................  50,700       1,944,852
          Homestake Mining Co..................  93,700         726,175
          Honeywell, Inc....................... 263,950       9,235,611
          Illinois Tool Works, Inc.............  98,800       6,254,040
          ITT Industries, Inc..................  28,500       1,261,125
          Millipore Corp.......................  16,200       1,004,076
          Pall Corp............................  44,000       1,035,320
          PPG Industries, Inc..................  54,800       2,880,836
          Sealed Air Corp.(a)(b)...............  27,810       1,035,923
          Textron, Inc.........................  46,700       2,570,368
          Tyco International, Ltd.(b).......... 639,943      34,876,893
          W.W. Grainger, Inc...................  33,400       1,374,744
                                                        ---------------
                                                             81,729,443
                                                        ---------------
        Miscellaneous - Consumer Growth/Stable -- 0.4%
          American Greetings Corp.
           (Class "A" Stock)...................  24,800         272,800
          Black & Decker Corp..................  25,800       1,018,068
          Energizer Holdings, Inc.(a)..........       1              23

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B80

June 30, 2001 (Unaudited)


        COMMON STOCKS                                       Value
                                               Shares      (Note 2)
        (Continued)                           --------- ---------------
        Miscellaneous-Consumer Growth/Stable (cont'd.)
          Minnesota Mining & Manufacturing
           Co. (3M)..........................   132,500 $    15,118,250
                                                        ---------------
                                                             16,409,141
                                                        ---------------
        Oil & Gas -- 5.6%
          Amerada Hess Corp..................    28,100       2,270,480
          Anadarko Petroleum Corp............    85,663       4,628,372
          Ashland Oil, Inc...................    23,100         926,310
          Chevron Corp.(b)...................   213,100      19,285,550
          El Paso Corp.......................   167,311       8,790,520
          EOG Resources, Inc.(b).............    35,000       1,244,250
          Exxon Mobil Corp................... 1,146,635     100,158,567
          Kerr-McGee Corp.(b)................    31,926       2,115,736
          Nabors Industries, Inc.(a)(b)......    47,900       1,781,880
          NICOR, Inc.........................    16,200         631,476
          Phillips Petroleum Co.(b)..........    85,900       4,896,300
          Royal Dutch Petroleum Co. ADR
           (Netherlands).....................   711,400      41,453,278
          Sunoco, Inc.(b)....................    29,200       1,069,596
          Texaco, Inc........................   181,582      12,093,361
          Unocal Corp........................    81,200       2,772,980
          USX-Marathon Corp..................   104,400       3,080,844
                                                        ---------------
                                                            207,199,500
                                                        ---------------
        Oil-Exploration/Production -- 0.2%
          Conoco, Inc. (Class " B" Stock)....   204,957       5,923,257
                                                        ---------------
        Oil & Gas Exploration &Production -- 0.2%
          Devon Energy Corp.(b)..............    40,000       2,100,000
          Occidental Petroleum Corp..........   124,300       3,305,137
                                                        ---------------
                                                              5,405,137
                                                        ---------------
        Oil & Gas Services -- 0.9%
          Apache Corp........................    42,100       2,136,575
          Baker Hughes, Inc..................   111,730       3,742,955
          Halliburton Co.(b).................   148,900       5,300,840
          Kinder Morgan, Inc.(b).............    34,800       1,748,700
          McDermott International, Inc.......    20,700         241,155
          Noble Drilling Corp.(a)............    40,600       1,329,650
          ONEOK, Inc.........................    26,000         512,200
          PG&E Corp..........................   140,000       1,568,000
          Rowan Cos., Inc.(a)................    28,700         634,270
          Schlumberger, Ltd..................   192,700      10,145,655
          Tosco Corp.........................    49,000       2,158,450
          Transocean Sedco Forex, Inc........    99,433       4,101,611
                                                        ---------------
                                                             33,620,061
                                                        ---------------
        Precious Metals -- 0.1%
          Barrick Gold Corp..................   132,300       2,004,345
          Freeport-McMoRan Copper & Gold,
           Inc. (Class "B" Stock)(a).........    51,200         565,760
          Newmont Mining Corp.(b)............    61,503       1,144,571
          Placer Dome, Inc...................   112,000       1,097,600
                                                        ---------------
                                                              4,812,276
                                                        ---------------
        Railroads -- 0.4%
          Burlington Northern Sante Fe Corp..   130,726       3,944,003
          CSX Corp...........................    72,512       2,627,835

       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Railroads (cont'd.)
         Norfolk Southern Corp................   128,300 $     2,655,810
         Union Pacific Corp...................    83,000       4,557,530
                                                         ---------------
                                                              13,785,178
                                                         ---------------
       Restaurants -- 0.4%
         Darden Restaurants, Inc..............    44,300       1,235,970
         McDonald's Corp......................   441,000      11,933,460
         Tricon Global Restaurants, Inc.(a)...    48,050       2,109,395
         Wendy's International, Inc...........    37,800         965,412
                                                         ---------------
                                                              16,244,237
                                                         ---------------
       Retail -- 6.3%
         Albertson's, Inc.(b).................   138,544       4,154,935
         AutoZone, Inc.(a)....................    39,900       1,496,250
         Bed Bath & Beyond, Inc.(a)...........    98,000       3,057,600
         Best Buy Co., Inc.(a)................    69,400       4,408,288
         Big Lots, Inc.(a)....................    40,200         549,936
         Circuit City Stores, Inc.............    70,200       1,263,600
         Costco Wholesale Corp.(a)(b).........   147,732       6,068,831
         CVS Corp.............................   131,500       5,075,900
         Dillard's, Inc. (Class "A" Stock)....    32,750         500,093
         Dollar General Corp..................   109,803       2,141,158
         Federated Department Stores, Inc.(a).    65,100       2,766,750
         Harcourt General, Inc................    22,906       1,332,900
         Home Depot, Inc......................   770,219      35,853,694
         J.C. Penney Co., Inc.................    86,500       2,280,140
         Kmart Corp.(a)(b)....................   169,400       1,943,018
         Kohl's Corp.(a)......................   110,300       6,919,119
         Kroger Co.(a)........................   272,800       6,820,000
         Liz Claiborne, Inc.(b)...............    17,900         903,055
         Longs Drug Stores, Inc...............    13,700         295,235
         Lowe's Cos., Inc.(b).................   123,800       8,981,690
         May Department Stores Co.............    96,800       3,316,368
         Nordstrom, Inc.......................    46,300         858,865
         Office Depot, Inc.(a)(b).............   105,000       1,089,900
         Safeway, Inc.(a).....................   166,000       7,968,000
         Sears, Roebuck & Co..................   110,300       4,666,793
         Sherwin-Williams Co..................    53,800       1,194,360
         Staples, Inc.(a)(b)..................   155,200       2,481,648
         Starbucks Corp.(a)...................   112,400       2,585,200
         Supervalu, Inc.......................    46,800         821,340
         Target Corp..........................   298,368      10,323,533
         The Gap, Inc.........................   283,787       8,229,823
         The Limited, Inc.....................   136,496       2,254,914
         Tiffany & Co.........................    43,300       1,568,326
         TJX Cos., Inc........................    95,700       3,049,959
         Toys 'R' Us, Inc.(a).................    61,250       1,515,937
         Wal-Mart Stores, Inc................. 1,483,800      72,409,440
         Walgreen Co..........................   339,100      11,580,265
         Winn-Dixie Stores, Inc...............    48,900       1,277,757
                                                         ---------------
                                                             234,004,620
                                                         ---------------
       Rubber -- 0.1%
         B.F. Goodrich Co.....................    31,800       1,207,764
         Cooper Tire & Rubber Co..............    28,800         408,960
         Goodyear Tire & Rubber Co.(b)........    49,200       1,377,600
                                                         ---------------
                                                               2,994,324
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B81

June 30, 2001 (Unaudited)


        COMMON STOCKS                                        Value
                                                Shares      (Note 2)
        (Continued)                            --------- ---------------
        Telecommunications -- 6.9%
          ADC Telecommunications, Inc.(a).....   262,400 $     1,731,840
          Alltel Corp.........................   105,400       6,456,804
          Andrew Corp.(a).....................    29,112         537,116
          AT&T Corp........................... 1,145,567      25,202,474
          BellSouth Corp......................   619,700      24,955,319
          CenturyTel, Inc.....................    43,100       1,305,930
          Citizens Communications Co.(a)......    68,000         818,040
          Global Crossing, Ltd.(a)............   295,105       2,549,707
          Lucent Technologies, Inc............ 1,140,105       7,068,651
          Motorola, Inc.......................   735,195      12,174,829
          Nextel Communications, Inc.
           (Class "A" Stock)(a)(b)............   252,600       4,420,500
          Nortel Networks Corp................ 1,058,280       9,619,765
          QUALCOMM, Inc.(a)(b)................   252,000      14,736,960
          Qwest Communications International,
           Inc.(b)............................   551,747      17,584,177
          SBC Communications, Inc............. 1,127,074      45,150,585
          Scientific-Atlanta, Inc.............    52,800       2,143,680
          Sprint Corp.........................   297,600       6,356,736
          Sprint Corp. (PCS Group)(a)(b)......   309,700       7,479,255
          Tellabs, Inc.(a)....................   138,000       2,674,440
          Verizon Communications..............   896,838      47,980,833
          WorldCom, Inc.......................   961,078      13,647,308
                                                         ---------------
                                                             254,594,949
                                                         ---------------
        Textiles -- 0.1%
          National Service Industries, Inc....    14,700         331,779
          VF Corp.............................    37,036       1,347,370
                                                         ---------------
                                                               1,679,149
                                                         ---------------
        Tobacco
          UST, Inc............................    54,100       1,561,326
        Toy Manufacturer -- 0.1%
          Hasbro, Inc.........................    64,150         926,967
          Mattel, Inc.........................   146,381       2,769,529
                                                               3,696,496
        Trucking & Shipping -- 0.1%
          Federal Express Corp.(a)............   100,840       4,053,768
          Ryder System, Inc...................    20,600         403,760
                                                         ---------------
                                                               4,457,528
                                                         ---------------
        Utilities - Electric & Gas -- 0.5%
          Dynegy, Inc. (Class "A" Stock)......   102,900       4,784,850
          Exelon Corp.........................   107,175       6,872,061
          KeySpan Corp........................    43,400       1,583,232
          NiSource, Inc.......................    61,300       1,675,329
          Progress Energy, Inc. (CVO).........    69,214       3,109,093
          Progress Energy, Inc. (CVO)(a)......    36,000          16,200
                                                         ---------------
                                                              18,040,765
                                                         ---------------
        Utilities - Electric -- 1.7%
          Allegheny Energy, Inc...............    34,400       1,659,800
          Ameren Corp.........................    47,500       2,028,250
          American Electric Power Co.,
           Inc.(a)(b).........................   108,440       5,006,675
          Calpine Corp.(a)(b).................    95,000       3,591,000

        COMMON STOCKS                                        Value
                                                 Shares     (Note 2)
        (Continued)                              ------- --------------
        Utilities - Electric (cont'd.)
          CMS Energy Corp.(b)...................  43,100 $    1,200,335
          Consolidated Edison, Inc.(b)..........  73,100      2,909,380
          Constellation Energy Group............  53,550      2,281,230
          Dominion Resources, Inc...............  80,442      4,836,977
          DTE Energy Co.(b).....................  48,700      2,261,628
          Duke Energy Co........................ 257,962     10,063,098
          Edison International.................. 113,800      1,268,870
          Entergy Corp..........................  75,000      2,879,250
          FirstEnergy Corp.(b)..................  79,100      2,543,856
          FPL Group, Inc........................  59,500      3,582,495
          GPU, Inc. (b).........................  40,000      1,406,000
          Mirant Corp.(a)....................... 110,030      3,785,032
          Niagara Mohawk Holdings, Inc.(a)......  52,700        932,263
          Public Service Enterprise Group, Inc..  68,800      3,364,320
          Reliant Energy, Inc...................  99,210      3,195,554
          Southern Co.(b)....................... 230,200      5,352,150
                                                         --------------
                                                             64,148,163
                                                         --------------
        Waste Management -- 0.2%
          Allied Waste Industries, Inc.(a)......  68,000      1,270,240
          Waste Management, Inc................. 209,230      6,448,469
                                                         --------------
                                                              7,718,709
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $2,397,316,950).......................   3,650,256,341
                                                         --------------

                                              Principal
         SHORT-TERM                  Moody's   Amount
         INVESTMENTS --              Rating     (000)
         13.5%                       ------- ------------
         Commercial Paper -- 5.4%
           American Electric Power,
            4.10%, 07/30/01(c)......   P1    $     42,000    41,866,067
           El Paso Energy Corp.,
            4.18%, 07/30/01(c)......   P1          30,000    30,000,000
           Qwest Capital Funding, Inc.,
            5.00%, 07/02/01(c)......   P1          21,544    21,544,000
           Reed Elsevier
            4.00%, 07/24/01(c)......   P1          20,000    19,951,111
            3.97%, 08/21/01(c)......   P1          20,000    19,889,722
           Sprint Capital Corp.
            4.33%, 07/26/01(c)......   P1          11,000    10,968,247
            4.25%, 08/14/01(c)......   P1           5,094     5,068,141
            4.17%, 08/17/01(c)......   P1           9,000     8,952,045
            4.15%, 08/27/01(c)......   P1           2,500     2,483,861
           Sprint Corp.
            4.13%, 0820/01(c).......   P1          15,000    14,915,679
           Tennessee Gas & Pipeline,
            4.05%, 08/28/01(c)......   P1          24,860    24,700,585
                                                          -------------
                                                            200,339,458
                                                          -------------
                                               Shares
                                             ------------
         Mutual Funds -- 8.0%
           Prudential Core
            Investment Fund --
            Taxable Money Market
            Series (Note 4),(c)...........   297,358,228   297,358,228
                                                          -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B82

June 30, 2001 (Unaudited)


                                           Principal
           SHORT-TERM                       Amount          Value
           INVESTMENTS                       (000)         (Note 2)
           (Continued)                        --------- --------------
           U.S. Government Obligations -- 0.1%
             United States Treasury Bill,
              3.42%, 09/20/01(d).......    $4,700      $    4,663,834
                                                        --------------
           TOTAL SHORT-TERM INVESTMENTS
             (cost $502,361,520).....................    502,361,520
                                                        --------------
           TOTAL INVESTMENTS -- 111.8%
             (cost $2,899,678,470; Note 6)...........  4,152,617,861
           VARIATION MARGIN ON OPEN FUTURES
            CONTRACTS(e)...............................        254,975
           LIABILITIES IN EXCESS OF OTHER
            ASSETS -- (11.8)%..........................   (437,798,387)
                                                        --------------
           NET ASSETS -- 100.0%........................ $3,715,074,449
                                                        ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
CVO Contingent Value Obligation
NV  Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $420,849,027; cash collateral $434,688,351 was received with which the Portfolio purchased securities.

(c)Represents security purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of June 30, 2001 were as follows:

Number of               Expiration  Value at     Value at
Contracts     Type         Date    Trade Date  June 30, 2001 Depreciation
--------- ------------- ---------- ----------- ------------- ------------
Long Positions:
   217    S&P 500 Index  Sept 01   $68,549,644  $66,819,725  $(1,729,919)
                                                             ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B83

                                VALUE PORTFOLIO

June 30, 2001 (Unaudited)


        LONG-TERM INVESTMENTS -- 95.7%                       Value
                                                 Shares     (Note 2)
        COMMON STOCKS                            ------- ---------------
        Advertising -- 0.3%
          Lamar Advertising Co.(a).............. 140,700 $     6,190,800
                                                         ---------------
        Aerospace -- 0.9%
          Boeing Co.............................  92,352       5,134,771
          Embraer -- Empresa Brasileira de
           Aeronautica SA ADR (Brazil).......... 171,700       6,704,885
          Northrop Grumman Corp.................  29,100       2,330,910
          United Technologies Corp..............  38,200       2,798,532
                                                         ---------------
                                                              16,969,098
                                                         ---------------
        Agricultural Products -- 0.5%
          Monsanto Co........................... 267,900       9,912,300
                                                         ---------------
        Automobiles & Trucks -- 1.2%
          Dana Corp............................. 118,000       2,754,120
          Ford Motor Co......................... 363,000       8,911,650
          Navistar International Corp.(a)....... 420,400      11,825,852
                                                         ---------------
                                                              23,491,622
                                                         ---------------
        Banks and Savings & Loans -- 5.5%
          Bank of America Corp.................. 554,600      33,292,638
          Comerica, Inc......................... 174,500      10,051,200
          Freddie Mac........................... 214,300      15,001,000
          PNC Financial Services Group.......... 419,300      27,585,747
          U.S. Bancorp.......................... 265,800       6,057,582
          Washington Mutual, Inc................ 299,100      11,231,205
          Wells Fargo & Co......................  63,600       2,952,948
                                                         ---------------
                                                             106,172,320
                                                         ---------------
        Business Services -- 0.3%
          Interpublic Group of Cos., Inc........ 126,700       3,718,645
          KPMG Consulting, Inc.(a).............. 113,400       1,740,690
                                                         ---------------
                                                               5,459,335
                                                         ---------------
        Chemicals -- 1.4%
          Dow Chemical Co....................... 214,600       7,135,450
          Eastman Chemical Co...................  42,152       2,007,700
          Lyondell Chemical Co.................. 741,200      11,399,656
          Millennium Chemicals, Inc............. 485,098       7,300,725
                                                         ---------------
                                                              27,843,531
                                                         ---------------
        Computers -- 2.9%
          Dell Computer Corp.(a)................ 510,800      13,357,420
          Hewlett-Packard Co.................... 141,600       4,049,760
          International Business Machines Corp.. 299,500      33,843,500
          Parametric Technology Corp.(a)........ 266,200       3,724,138
          Sun Microsystems, Inc.(a)............. 110,422       1,735,834
                                                         ---------------
                                                              56,710,652
                                                         ---------------
        Computer Software & Services -- 2.3%
          BMC Software, Inc.(a)................. 494,400      11,143,776
          Cisco Systems, Inc.(a)................ 435,250       7,921,550
          Electronic Data Systems Corp..........  58,800       3,675,000
          Microsoft Corp.(a).................... 287,800      21,009,400
                                                         ---------------
                                                              43,749,726
                                                         ---------------
        Diversified Consumer Products -- 1.7%
          Newell Rubbermaid, Inc................  99,200       2,489,920
          Philip Morris Co., Inc................ 621,200      31,525,900
                                                         ---------------
                                                              34,015,820
                                                         ---------------

         COMMON STOCKS                                      Value
                                                Shares     (Note 2)
         (Continued)                            ------- ---------------
         Diversified Operations -- 4.2%
           Cendant Corp.(a).................... 293,680 $     5,726,760
           Centex Corp......................... 307,300      12,522,475
           Corning, Inc........................ 105,200       1,757,892
           General Electric Co................. 203,600       9,925,500
           Honeywell International, Inc........ 288,100      10,080,619
           McDermott International, Inc........ 987,000      11,498,550
           Snap-on, Inc........................ 235,900       5,699,344
           Textron, Inc........................  92,400       5,085,696
           Tyco International, Ltd............. 371,900      20,268,550
                                                        ---------------
                                                             82,565,386
                                                        ---------------
         Drugs & Medical Supplies -- 3.6%
           Abbott Laboratories.................  99,900       4,796,199
           American Home Products Corp......... 173,342      10,130,106
           Baxter International, Inc........... 214,670      10,518,830
           Bristol-Myers Squibb Co............. 140,200       7,332,460
           Johnson & Johnson................... 117,540       5,877,000
           Merck & Co., Inc.................... 156,700      10,014,697
           Pfizer, Inc......................... 352,400      14,113,620
           Pharmacia Corp...................... 154,300       7,090,085
                                                        ---------------
                                                             69,872,997
                                                        ---------------
         Electronics -- 0.8%
           Amphenol Corp. (Class "A" Stock)(a). 146,100       5,851,305
           Emerson Electric Co.................  76,500       4,628,250
           Intel Corp..........................  77,800       2,275,650
           Sanmina Corp.(a).................... 118,600       2,776,426
                                                        ---------------
                                                             15,531,631
                                                        ---------------
         Financial Services -- 10.5%
           A.G. Edwards, Inc................... 277,400      12,483,000
           Bear, Stearns & Co., Inc............ 180,700      10,655,879
           Citigroup, Inc...................... 797,600      42,145,184
           Countrywide Credit Industries, Inc.. 262,700      12,052,676
           Fannie Mae.......................... 222,900      18,979,935
           FleetBoston Financial Corp.......... 528,490      20,848,930
           Household International, Inc........ 282,000      18,809,400
           J.P. Morgan Chase & Co.............. 302,200      13,478,120
           Legg Mason, Inc..................... 104,600       5,204,896
           Lehman Brothers Holdings, Inc....... 355,800      27,663,450
           Mellon Financial Corp............... 103,200       4,747,200
           Merrill Lynch & Co., Inc............  72,570       4,299,773
           Morgan Stanley Dean Witter & Co..... 206,100      13,237,803
                                                        ---------------
                                                            204,606,246
                                                        ---------------
         Food & Beverage -- 1.3%
           Anheuser-Busch Cos., Inc............ 129,500       5,335,400
           General Mills, Inc.................. 249,250      10,912,165
           Sara Lee Corp....................... 470,050       8,902,747
                                                        ---------------
                                                             25,150,312
                                                        ---------------
         Forest Products -- 2.1%
           Boise Cascade Corp.................. 285,400      10,037,518
           Georgia-Pacific Group............... 306,000      10,358,100
           International Paper Co..............  70,200       2,506,140
           Temple-Inland, Inc.................. 208,600      11,116,294
           Westvaco Corp.......................  83,900       2,037,931
           Weyerhaeuser Co.....................  70,600       3,880,882
                                                        ---------------
                                                             39,936,865
                                                        ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B84

June 30, 2001 (Unaudited)


      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- ---------------
      Hospitals/Hospital Management -- 3.8%
        HCA -- The Healthcare Co................   458,400 $    20,715,096
        Health Management Associates,
         Inc.(a)................................   818,900      17,229,656
        Humana, Inc.(a)......................... 2,004,900      19,748,265
        Tenet Healthcare Corp...................   105,600       5,447,904
        Wellpoint Health Networks, Inc.(a)......   115,800      10,912,992
                                                           ---------------
                                                                74,053,913
                                                           ---------------
      Household Products & Personal Care -- 1.2%
        Colgate-Palmolive Co....................   121,300       7,155,487
        Gillette Co.............................   354,900      10,288,551
        Kimberly-Clark Corp.....................    60,100       3,359,590
        Procter & Gamble Co.....................    36,000       2,296,800
                                                           ---------------
                                                                23,100,428
                                                           ---------------
      Instrument - Controls -- 0.3%
        Johnson Controls, Inc...................    32,100       2,326,287
        Parker-Hannifin Corp....................    63,600       2,699,184
                                                           ---------------
                                                                 5,025,471
                                                           ---------------
      Insurance -- 6.3%
        ACE, Ltd................................   128,500       5,023,065
        Allstate Corp...........................   458,900      20,187,011
        American General Corp...................    68,900       3,200,405
        American International Group, Inc.......    77,000       6,622,000
        Chubb Corp..............................    40,900       3,166,887
        CIGNA Corp..............................   108,000      10,348,560
        Hartford Financial Services Group, Inc..   258,600      17,688,240
        Lincoln National Corp...................   242,600      12,554,550
        Marsh & McLennan Cos., Inc..............    92,800       9,372,800
        St. Paul Cos., Inc......................   249,800      12,662,362
        XL Capital, Ltd. (Class "A" Stock)......   258,600      21,231,060
                                                           ---------------
                                                               122,056,940
                                                           ---------------
      Leisure -- 0.7%
        Brunswick Corp..........................   208,700       5,015,061
        Carnival Corp...........................   183,300       5,627,310
        Royal Caribbean Cruises, Ltd............   155,200       3,431,472
                                                           ---------------
                                                                14,073,843
                                                           ---------------
      Manufacturing -- 0.2%
        Cascade Corp............................   117,700       1,177,000
        Deere & Co..............................    64,300       2,433,755
                                                           ---------------
                                                                 3,610,755
                                                           ---------------
      Media -- 3.1%
        AOL Time Warner, Inc.(a)................   334,900      17,749,700
        Gannett Co., Inc........................    70,700       4,659,130
        McGraw-Hill Cos., Inc...................   177,700      11,754,855
        Metro-Goldwyn-Mayer, Inc.(a)............   444,800      10,074,720
        New York Times Co. (The)
         (Class "A" Stock)......................   239,400      10,054,800
        Viacom, Inc. (Class "B" Stock)(a).......   105,700       5,469,975
                                                           ---------------
                                                                59,763,180
                                                           ---------------
      Metals-Non Ferrous -- 1.7%
        Alcoa, Inc..............................   379,300      14,944,420
        Phelps Dodge Corp.......................   160,500       6,660,750
        Stillwater Mining Co.(a)................   393,300      11,504,025
                                                           ---------------
                                                                33,109,195
                                                           ---------------

       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Office Equipment & Supplies -- 0.7%
         Xerox Corp........................... 1,479,000 $    14,154,030
                                                         ---------------
       Oil & Gas -- 4.9%
         Chevron Corp.........................   167,700      15,176,850
         El Paso Corp.........................   183,264       9,628,691
         Exxon Mobil Corp.....................   273,400      23,881,490
         Praxair, Inc.........................   100,750       4,735,250
         Sempra Energy........................   312,400       8,541,016
         Sunoco, Inc..........................    89,600       3,282,048
         Texaco, Inc..........................    68,300       4,548,780
         TotalFinaElf SA, ADR (France)........   139,500       9,792,900
         Williams Cos., Inc...................   502,600      16,560,670
                                                         ---------------
                                                              96,147,695
                                                         ---------------
       Oil & Gas Exploration & Production -- 4.0%
         Amerada Hess Corp....................   151,000      12,200,800
         Anadarko Petroleum Corp..............    97,200       5,251,716
         Conoco, Inc. (Class "B" Stock).......   155,900       4,505,510
         Diamond Offshore Drilling, Inc.......   394,100      13,025,005
         ENSCO International, Inc.............   779,900      18,249,660
         Noble Affiliates, Inc................   114,600       4,051,110
         Talisman Energy, Inc. (Canada).......   493,300      18,789,797
         Unocal Corp..........................    74,000       2,527,100
                                                         ---------------
                                                              78,600,698
                                                         ---------------
       Oil & Gas Services -- 2.1%
         Baker Hughes, Inc.(a)................   120,800       4,046,800
         FMC Technologies, Inc.(a)............   294,100       6,073,165
         Halliburton Co.......................   197,800       7,041,680
         Nabors Industries, Inc.(a)...........   233,000       8,667,600
         Santa Fe International Corp..........   320,100       9,282,900
         Schlumberger, Ltd....................   114,400       6,023,160
                                                         ---------------
                                                              41,135,305
                                                         ---------------
       Real Estate Investment Trust -- 3.1%
         Avalonbay Communities, Inc...........   124,400       5,815,700
         Equity Office Properties Trust.......   394,700      12,484,361
         Equity Residential Properties Trust..   173,800       9,828,390
         Security Capital Group, Inc.
          (Class "B" Stock)(a)................   351,300       7,517,820
         Spieker Properties, Inc..............   107,270       6,430,836
         Starwood Hotels & Resorts Worldwide,
          Inc.................................   492,000      18,341,760
                                                         ---------------
                                                              60,418,867
                                                         ---------------
       Restaurants -- 0.4%
         McDonald's Corp......................   186,500       5,046,690
         Wendy's International, Inc...........   114,600       2,926,884
                                                         ---------------
                                                               7,973,574
                                                         ---------------
       Retail -- 3.7%
         CVS Corp.............................    75,000       2,895,000
         Federated Department Stores, Inc.(a).   412,000      17,510,000
         Home Depot, Inc......................   230,000      10,706,500
         Lowe's Cos., Inc.....................    62,750       4,552,512
         Mattel, Inc..........................   212,100       4,012,932
         May Department Stores Co.............   200,700       6,875,982
         Safeway, Inc.(a).....................   109,600       5,260,800
         Target Corp..........................   251,500       8,701,900
         The Limited, Inc.....................   715,900      11,826,668
                                                         ---------------
                                                              72,342,294
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B85

June 30, 2001 (Unaudited)


       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Semiconductors -- 2.4%
         Altera Corp.(a)......................    91,600 $     2,656,400
         Analog Devices, Inc.(a)..............   104,700       4,528,275
         LSI Logic Corp.(a)...................   459,600       8,640,480
         National Semiconductor Corp.(a)......   351,100      10,224,032
         Texas Instruments, Inc...............   483,400      15,227,100
         USX-Marathon Corp....................   150,950       4,454,535
         Xilinx, Inc.(a)......................    37,300       1,538,252
                                                         ---------------
                                                              47,269,074
                                                         ---------------
       Telecommunications -- 8.9%
         ALLTEL Corp..........................   171,800      10,524,468
         AT&T Corp............................   448,300       9,862,600
         CenturyTel, Inc......................   381,200      11,550,360
         General Motors Corp. (Class "H"
          Stock)(a)...........................   254,200       5,147,550
         Motorola, Inc........................ 1,057,900      17,518,824
         Nortel Networks Corp. (Canada).......   175,000       1,590,750
         Qwest Communications International,
          Inc.................................   414,100      13,197,367
         SBC Communications, Inc..............   726,960      29,122,018
         Sprint Corp. (Fon Group)(a)..........   640,000      13,670,400
         Tellabs, Inc.(a).....................   134,700       2,610,486
         Verizon Communications, Inc..........   744,600      39,836,100
         Williams Communications Group, Inc...   277,477         818,557
         WorldCom, Inc. - MCI Group...........    40,360         649,796
         WorldCom, Inc. - WorldCom Group(a)... 1,174,900      16,683,580
                                                         ---------------
                                                             172,782,856
                                                         ---------------
       Tobacco -- 0.6%
         R.J. Reynolds Tobacco Holdings, Inc..   199,600      10,898,160
                                                         ---------------
       Transportation -- 1.4%
         Burlington Northern Santa Fe Corp....    83,900       2,531,263
         General Maritime Corp.(a)............   298,700       4,361,020
         Teekay Shipping Corp. (Bahamas)......   173,600       6,947,472
         Union Pacific Corp...................   253,100      13,897,721
                                                         ---------------
                                                              27,737,476
                                                         ---------------
       Utilities - Electric -- 6.0%
         American Electric Power Co., Inc.....   224,000      10,342,080
         Cinergy Corp.........................    80,300       2,806,485
         Constellation Energy Group, Inc......    56,000       2,385,600
         Duke Energy Corp.....................   336,980      13,145,590
         Exelon Corp..........................   327,350      20,989,682
         FPL Group, Inc.......................   111,800       6,731,478
         Mirant Corp.(a)......................   116,256       3,999,206
         NiSource, Inc........................   452,100      12,355,893
         PG&E Corp............................ 1,215,600      13,614,720
         Pinnacle West Capital Corp...........   189,400       8,977,560
         Reliant Resources, Inc.(a)...........   114,600       2,830,620
         Southern Co..........................   204,400       4,752,300
         TXU Corp.............................   270,400      13,030,576
                                                         ---------------
                                                             115,961,790
                                                         ---------------
       Waste Management -- 0.7%
         Waste Management, Inc................   469,900      14,482,318
                                                         ---------------
       TOTAL LONG-TERM INVESTMENTS
        (cost $1,780,918,935)...........................   1,862,876,503
                                                         ---------------

                                            Principal
                                             Amount       Value
           SHORT-TERM                         (000)      (Note 2)
           INVESTMENT -- 3.4%               -------   --------------
           Repurchase Agreement
              Joint Repurchase Agreement,
               3.97%, 07/02/01
               (cost $65,952,000; Note 5)..  $65,952  $   65,952,000
                                                      --------------
           TOTAL INVESTMENTS -- 99.1%
            (cost $1,846,870,935; Note 6)............  1,928,828,503
           ASSETS IN EXCESS OF OTHER
            LIABILITIES -- 0.9%......................     17,681,940
                                                      --------------
           NET ASSETS -- 100.0%...................... $1,946,510,443
                                                      ==============

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B86

                             20/20 FOCUS PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 92.9%                             Value
                                                 Shares   (Note 2)
COMMON STOCKS                                    ------- -----------
Aerospace -- 5.2%
  Boeing Co. (The)..............................  38,700 $ 2,151,720
  Northrop Grumman Corp.........................  35,300   2,827,530
                                                         -----------
                                                           4,979,250
                                                         -----------
Agricultural Products -- 2.2%
  Monsanto Co...................................  55,900   2,068,300
                                                         -----------
Computers -- 2.1%
  Dell Computer Corp.(a)........................  75,200   1,966,480
                                                         -----------
Computer Software & Services -- 4.7%
  BMC Software, Inc.(a).........................  76,300   1,719,802
  Microsoft Corp.(a)............................  37,400   2,730,200
                                                         -----------
                                                           4,450,002
                                                         -----------
Diversified Manufacturing -- 1.5%
  Pall Corp.....................................  60,200   1,416,506
                                                         -----------
Drugs & Medical Supplies -- 7.9%
  American Home Products Corp...................  32,900   1,922,676
  Amgen, Inc.(a)................................  31,700   1,923,556
  Johnson & Johnson.............................  42,500   2,125,000
  Laboratory Corp. of America Holdings(a).......  20,500   1,576,450
                                                         -----------
                                                           7,547,682
                                                         -----------
Electronics -- 3.8%
  Intel Corp....................................  53,600   1,567,800
  Texas Instruments, Inc........................  63,400   1,997,100
                                                         -----------
                                                           3,564,900
                                                         -----------
Financial Services -- 11.6%
  Citigroup, Inc................................  44,333   2,342,556
  FleetBoston Financial Corp.................... 103,200   4,071,240
  Household International, Inc..................  38,400   2,561,280
  J.P. Morgan Chase & Co........................  45,200   2,015,920
                                                         -----------
                                                          10,990,996
                                                         -----------
Forest Products -- 6.8%
  Boise Cascade Corp............................  96,000   3,376,320
  Temple-Inland, Inc............................  58,500   3,117,465
                                                         -----------
                                                           6,493,785
                                                         -----------
Insurance -- 10.1%
  Allstate Corp.................................  57,600   2,533,824
  Hartford Financial Services Group, Inc. (The).  35,900   2,455,560
  XL Capital, Ltd.(Class "A" Stock).............  56,000   4,597,600
                                                         -----------
                                                           9,586,984
                                                         -----------
Media -- 7.2%
  AOL Time Warner, Inc.(a)......................  45,800   2,427,400
  AT&T Corp.-Liberty Media Corp.
   (Class "A" Stock)(a)......................... 114,900   2,009,601
  Viacom, Inc. (Class "B" Stock)(a).............  46,700   2,416,725
                                                         -----------
                                                           6,853,726
                                                         -----------
Metals-Ferrous -- 2.7%
  Nucor Corp....................................  52,700   2,576,503
                                                         -----------

                                                            Value
         COMMON STOCKS                           Shares    (Note 2)
         (Continued)                            -------   -----------
         Metals-Non Ferrous -- 2.2%
           Alcoa, Inc..........................   54,100  $ 2,131,540
                                                          -----------
         Oil & Gas -- 1.6%
           BJ Services Co.(a)..................   52,000    1,475,760
                                                          -----------
         Oil & Gas Exploration & Production -- 4.8%
           Conoco, Inc. (Class "A" Stock)......  160,700    4,531,740
                                                          -----------
         Oil & Gas Drilling -- 2.5%
           Diamond Offshore Drilling, Inc......   72,900    2,409,345
                                                          -----------
         Publishing -- 3.0%
           Knight-Ridder, Inc..................   48,200    2,858,260
                                                          -----------
         Retail -- 7.1%
           Home Depot, Inc.....................   50,200    2,336,810
           Kohl's Corp.(a).....................   32,000    2,007,360
           Tiffany & Co........................   65,100    2,357,922
                                                          -----------
                                                            6,702,092
                                                          -----------
         Telecommunications -- 5.9%
           General Motors Corp.
            (Class "H" Stock)(a)...............   90,700    1,836,675
           Sprint Corp. (FON Group)............   71,600    1,529,376
           Sprint Corp. (PCS Group)(a).........   94,300    2,277,345
                                                          -----------
                                                            5,643,396
                                                          -----------
         TOTAL LONG-TERM INVESTMENTS
          (cost $83,442,413).............................  88,247,247
                                                          -----------

                                                Principal
                                                 Amount
         SHORT-TERM                               (000)
         INVESTMENT -- 7.4%                     ---------
         Repurchase Agreement
           Joint Repurchase Agreement Account,
            3.97%, 07/02/01
            (cost $7,067,000; Note 5)..........   $7,067    7,067,000
                                                          -----------
         TOTAL INVESTMENTS -- 100.3%
          (cost $90,509,413; Note 6).....................  95,314,247
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (0.3)%...............................    (304,216)
                                                          -----------
         NET ASSETS -- 100.0%............................ $95,010,031
                                                          ===========

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B87

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.
                                  (Unaudited)

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to twenty-five Portfolios: Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Global Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid-Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, Stock Index Portfolio, Value Portfolio and 20/20 Focus Portfolio.

       The Portfolios of the Series Fund have the following investment objectives:

       Diversified Bond Portfolio: High level of income over the long-term while providing reasonable safety of capital by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

       Diversified Conservative Growth Portfolio: Current income and capital appreciation by investing primarily in fixed income and equity securities.

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       High Yield Bond Portfolio: High total return by investing primarily in noninvestment-grade bonds.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in short-term money market securities that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

       Small Capitalization Stock Portfolio: Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P 600 SmallCap Index") by investing primarily in stocks of the S&P 600 SmallCap Index.

       SP Aggressive Growth Asset Allocation Portfolio: Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Alliance Technology Portfolio: Growth of capital by investing primarily in securities of companies that use technology extensively in the development of new or improved products and processes.

       SP Balanced Asset Allocation Portfolio: Provide balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Conservative Asset Allocation Portfolio: Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

                                      C1

       SP Growth Asset Allocation Portfolio: Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP INVESCO Small Company Growth Portfolio: Long-term capital growth by investing mostly in small-capitalization companies with market capitalizations under $2 billion.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       SP Large Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (over $1 billion).

       SP MFS Capital Opportunities Portfolio: Capital appreciation by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

       SP MFS Mid-Cap Growth Portfolio: Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks convertible securities and depository receipts for those securities.

       SP PIMCO Total Return Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

       SP Prudential U.S. Emerging Growth Portfolio: Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies with the potential for above-average growth.

       SP Small/Mid-Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

       SP Strategic Partners Focused Growth Portfolio: Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

       Value Portfolio: Capital appreciation by investing in common stocks that are undervalued.

       20/20 Focus Portfolio: Long-term growth of capital by investing primarily in securities of U.S. companies.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.

       The Money Market Portfolio, uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       The High Yield Bond Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio and the

                                      C2

       SP PIMCO Total Return Portfolio at June 30, 2001 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may be delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
       (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

                                      C3

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the six months ended June 30, 2001, PSI has been compensated by the following amounts:

                 Diversified Bond Portfolio.......... $173,358
                 Global Portfolio....................  145,285
                 High Yield Bond Portfolio...........   47,157
                 Prudential Jennison Portfolio.......   14,011
                 Small Capitalization Stock Portfolio   47,074
                 Stock Index Portfolio...............  263,311
                 Value Portfolio.....................    9,732
                                                      --------
                                                      $699,928
                                                      ========

       Swaps: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional

                                      C4
       amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       For Portfolios with multiple classes of shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Offering Expenses: Certain costs incurred in connection with the initial offering of shares of certain portfolios of the Fund were approximately $120,000. These costs have been deferred and are being amortized over a 12 month period from the date the respective Portfolios commenced operations.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ("PIC"), Jennison Associates LLC ("Jennison"), Alliance Capital Management, LP ("Alliance"), Victory Capital Management Inc. ("Victory"), GE Asset Management ("GEAM"), Salomon Brothers Asset Management Inc. ("Salomon"), Deutsche Asset Management Inc. ("Deutsche"), INVESCO Funds Group, Inc. ("INVESCO"), Fidelity Management & Research Company ("Fidelity"), Massachusetts Financial Services Company ("MFS"), Pacific Investment Management Company LLC ("PIMCO"), The Dreyfus Corporation ("Dreyfus") and Franklin Advisers, Inc. ("Franklin") (collectively, the "Subadvisors"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PIFM pays for the services of the Subadvisors,

                                      C5
       compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses. Effective March 31, 2001, PIC changed its name to Prudential Investment Management, Inc. ("PIM").

       The management fee paid to PIFM is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                   Portfolio                    Management Fee
                   ---------                    --------------
Diversified Bond Portfolio.....................      0.40%
Diversified Conservative Growth Portfolio......      0.75
Equity Portfolio...............................      0.45
Global Portfolio...............................      0.75
High Yield Bond Portfolio......................      0.55
Money Market Portfolio.........................      0.40
Prudential Jennison Portfolio..................      0.60
Small Capitalization Stock Portfolio...........      0.40
SP Aggressive Growth Asset Allocation Portfolio      0.05
SP Alliance Technology Portfolio...............      1.15
SP Balanced Asset Allocation Portfolio.........      0.05
SP Conservative Asset Allocation Portfolio.....      0.05
SP Growth Asset Allocation Portfolio...........      0.05
SP INVESCO Small Company Growth Portfolio......      0.95
SP Jennison International Growth Portfolio.....      0.85
SP Large Cap Value Portfolio...................      0.80
SP MFS Capital Opportunities Portfolio.........      0.75
SP MFS Mid-Cap Growth Portfolio................      0.80
SP PIMCO Total Return Portfolio................      0.60
SP Prudential U.S. Emerging Growth Portfolio...      0.60
SP Small/Mid-Cap Value Portfolio...............      0.90
SP Strategic Partners Focused Growth Portfolio.      0.90
Stock Index Portfolio..........................      0.35
Value Portfolio................................      0.40
20/20 Focus Portfolio..........................      0.75

       The Subadvisors provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

                  Portfolio                              Subadvisor(s)
                  ---------                              -------------
Diversified Bond Portfolio.................... PIM
Diversified Conservative Growth Portfolio..... Dreyfus, Franklin, Jennison, PIMCO
Equity Portfolio.............................. Jennison, GEAM, Salomon
Global Portfolio.............................. Jennison
High Yield Bond Portfolio..................... PIM
Money Market Portfolio........................ PIM
Prudential Jennison Portfolio................. Jennison
Small Capitalization Stock Portfolio.......... PIM
SP Alliance Technology Portfolio.............. Alliance
SP INVESCO Small Company Growth Portfolio..... INVESCO
SP Jennison International Growth Portfolio.... Jennison
SP Large Cap Value Portfolio.................. Fidelity
SP MFS Capital Opportunities Portfolio........ MFS
SP MFS Mid-Cap Growth Portfolio............... MFS
SP PIMCO Total Return Portfolio............... PIMCO
SP Prudential U.S. Emerging Growth Portfolio.. Jennison
SP Small/Mid-Cap Value Portfolio.............. Fidelity
SP Strategic Partners Focused Growth Portfolio Alliance, Jennison
Stock Index Portfolio......................... PIM
Value Portfolio............................... Jennison, Deutsche, Victory
20/20 Focus Portfolio......................... Jennison

                                      C6

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PIFM has agreed to reimburse each Portfolio (other than the 20/20 Focus, Diversified Conservative Growth, Global, SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation and SP Growth Asset Allocation Portfolios), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                     Class I      Class II
                     Portfolio                    Expense Limit Expense Limit
                     ---------                    ------------- -------------
   Diversified Bond Portfolio....................     0.75%          N/A
   Equity Portfolio..............................     0.75          1.15%
   High Yield Bond Portfolio.....................     0.75           N/A
   Money Market Portfolio........................     0.75           N/A
   Prudential Jennison Portfolio.................     0.75          1.15
   Small Capitalization Stock Portfolio..........     0.75           N/A
   SP Alliance Technology Portfolio..............     1.30           N/A
   SP INVESCO Small Company Growth Portfolio.....     1.15           N/A
   SP Jennison International Growth Portfolio....     1.24          1.64
   SP Large Cap Value Portfolio..................     0.90           N/A
   SP MFS Capital Opportunities Portfolio........     1.00           N/A
   SP MFS Mid-Cap Growth Portfolio...............     1.00           N/A
   SP PIMCO Total Return Portfolio...............     0.76           N/A
   SP Prudential U.S. Emerging Growth Portfolio..     0.90           N/A
   SP Small/Mid-Cap Value Portfolio..............     1.05           N/A
   SP Strategic Partners Focused Growth Portfolio     1.01          1.41
   Stock Index Portfolio.........................     0.75           N/A
   Value Portfolio...............................     0.75          1.15

          N/A--Not Applicable--Portfolio does not currently have Class II shares.

       PIC, PIMS, PIFM, PIM, PSI and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

       The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 6, 2002. Prior to March 7, 2001 the maximum commitment under the SCA was $1 billion. The Series Fund did not borrow any amount pursuant to the SCA during the six months ended June 30, 2001.

                                      C7

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2001, the Series Fund incurred fees for the services of PMFS and as of June 30, 2001 fees were due to PMFS as follows:

                                                Amount Incurred
                                                    for the       Amount Due
                                                Six Months Ended     as of
                   Portfolio                     June 30, 2001   June 30, 2001
                   ---------                    ---------------- -------------
 Diversified Bond Portfolio....................     $ 3,400         $  500
 Diversified Conservative Growth Portfolio.....         600            100
 Equity Portfolio..............................       3,600            500
 Global Portfolio..............................       3,800            600
 High Yield Bond Portfolio.....................       3,300            500
 Money Market Portfolio........................       4,000            600
 Prudential Jennison Portfolio.................       5,000            800
 Small Capitalization Stock Portfolio..........       2,700            400
 SP Alliance Technology Portfolio..............         600            100
 SP INVESCO Small Company Growth Portfolio.....         800            200
 SP Jennison International Growth Portfolio....       1,500            300
 SP Large Cap Value Portfolio..................         700            100
 SP MFS Capital Opportunities Portfolio........         700            200
 SP MFS Mid-Cap Growth Portfolio...............         700            200
 SP PIMCO Total Return Portfolio...............       1,100            200
 SP Prudential U.S. Emerging Growth Portfolio..       1,100            200
 SP Small/Mid-Cap Value Portfolio..............       1,200            200
 SP Strategic Partners Focused Growth Portfolio         800            200
 Stock Index Portfolio.........................       4,000            600
 Value Portfolio...............................       3,400            500
 20/20 Focus Portfolio.........................         900            100
                                                    -------         ------
                                                    $43,900         $7,100
                                                    =======         ======

       For the six months ended June 30, 2001, PSI earned $134,792 in brokerage commissions from transactions executed on behalf of the Series Fund as follows:

                             Portfolio           Commissions
                             ---------           -----------
                   Equity Portfolio.............  $ 25,774
                   Prudential Jennison Portfolio   107,195
                   Value Portfolio..............     1,823
                                                  --------
                                                  $134,792
                                                  ========

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the six months ended June 30, 2001, the following portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                            Income        Income from
                                          from Cash   Securities Lending
                  Portfolio               Investment Collateral Investment
                  ---------               ---------- ---------------------
     Diversified Bond Portfolio..........  $985,024        $348,452
     High Yield Bond Portfolio...........        --         141,473
     Small Capitalization Stock Portfolio        --         138,039
     Stock Index Portfolio...............   972,361         288,294

                                      C8

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $427,892,000 as of June 30, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                Principal   Percentage
                  Portfolio                      Amount      Interest
                  ---------                    ------------ ----------
Diversified Conservative Growth Portfolio..... $ 22,087,000     5.16%
Equity Portfolio..............................  181,351,000    42.38
Global Portfolio..............................   26,254,000     6.14
Prudential Jennison Portfolio.................   60,479,000    14.14
Small Capitalization Stock Portfolio..........   23,569,000     5.51
SP Alliance Technology Portfolio..............      612,000     0.14
SP INVESCO Small Company Growth Portfolio.....    1,498,000     0.35
SP Jennison International Growth Portfolio....    2,775,000     0.65
SP Large Cap Value Portfolio..................      701,000     0.16
SP MFS Capital Opportunities Portfolio........    1,119,000     0.26
SP MFS Mid-Cap Growth Portfolio...............      516,000     0.12
SP PIMCO Total Return Portfolio...............   15,033,000     3.51
SP Prudential U.S. Emerging Growth Portfolio..    1,149,000     0.27
SP Small/Mid-Cap Value Portfolio..............    4,180,000     0.98
SP Strategic Partners Focused Growth Portfolio      671,000     0.16
Value Portfolio...............................   65,952,000    15.41
20/20 Focus Portfolio.........................    7,067,000     1.65
All other portfolios..........................   12,879,000     3.01
                                               ------------   ------
                                               $427,892,000   100.00%
                                               ============   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       CS First Boston, 4.00%, in the principal amount of $138,947,000, repurchase price $138,993,316, due 07/02/2001. The value of the collateral including accrued interest was $141,727,621.

       Greenwich Capital Market, 3.99%, in the principal amount of $50,000,000, repurchase price $50,016,625, due 07/02/2001. The value of the collateral including accrued interest was $51,000,629.

       JP Morgan Chase, 3.92%, in the principal amount of $100,000,000, repurchase price $100,032,667, due 07/02/2001. The value of the collateral including accrued interest was $102,003,720.

       UBS Warburg, 3.98%, in the principal amount of $138,945,000, repurchase price $138,991,083, due 07/02/2001. The value of the collateral including accrued interest was $141,724,424.

                                      C9

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the six months ended June 30, 2001 were as follows:


Cost of Purchases:

                   Portfolio
                   ---------
Diversified Bond Portfolio..................... $  560,456,369
Diversified Conservative Growth Portfolio......    188,850,793
Equity Portfolio...............................  6,241,437,172
Global Portfolio...............................    295,864,441
High Yield Bond Portfolio......................    307,333,917
Prudential Jennison Portfolio..................  1,295,339,276
Small Capitalization Stock Portfolio...........     74,062,168
SP Aggressive Growth Asset Allocation Portfolio      3,713,967
SP Alliance Technology Portfolio...............      2,651,050
SP Balanced Asset Allocation Portfolio.........     20,705,741
SP Conservative Asset Allocation Portfolio.....     14,219,555
SP Growth Asset Allocation Portfolio...........     20,835,139
SP INVESCO Small Company Growth Portfolio......      3,899,762
SP Jennison International Growth Portfolio.....     20,306,067
SP Large Cap Value Portfolio...................      7,981,475
SP MFS Capital Opportunities Portfolio.........      4,074,636
SP MFS Mid-Cap Growth Portfolio................      9,157,431
SP PIMCO Total Return Portfolio................     11,332,181
SP Prudential U.S. Emerging Growth Portfolio...     20,935,029
SP Small/Mid-Cap Value Portfolio...............     16,570,988
SP Strategic Partners Focused Growth Portfolio.      6,836,861
Stock Index Portfolio..........................     50,286,563
Value Portfolio................................  2,490,717,118
20/20 Focus Portfolio..........................     63,269,628

Proceeds from Sales:

                   Portfolio
                   ---------
Diversified Bond Portfolio..................... $  495,653,245
Diversified Conservative Growth Portfolio......    188,984,324
Equity Portfolio...............................  6,409,943,307
Global Portfolio...............................    325,439,365
High Yield Bond Portfolio......................    234,708,691
Prudential Jennison Portfolio..................  1,313,618,570
Small Capitalization Stock Portfolio...........     49,918,345
SP Aggressive Growth Asset Allocation Portfolio      1,647,702
SP Alliance Technology Portfolio...............      1,362,198
SP Balanced Asset Allocation Portfolio.........      4,851,982
SP Conservative Asset Allocation Portfolio.....      2,909,912
SP Growth Asset Allocation Portfolio...........      6,057,496
SP INVESCO Small Company Growth Portfolio......      2,324,065
SP Jennison International Growth Portfolio.....      7,657,446
SP Large Cap Value Portfolio...................      1,538,257
SP MFS Capital Opportunities Portfolio.........      1,912,197
SP MFS Mid-Cap Growth Portfolio................      2,685,595
SP PIMCO Total Return Portfolio................     11,610,970
SP Prudential U.S. Emerging Growth Portfolio...     12,341,041
SP Small/Mid-Cap Value Portfolio...............      5,824,477
SP Strategic Partners Focused Growth Portfolio.      3,487,511
Stock Index Portfolio..........................    232,946,086
Value Portfolio................................  2,528,104,411
20/20 Focus Portfolio..........................     63,940,964

                                      C10

       The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 2001 were as follows:

                                                                     Total Net
              Portfolio                 Appreciation  Depreciation   Unrealized      Tax Basis
              ---------                -------------- ------------ --------------  --------------
Diversified Bond Portfolio............ $   24,569,694 $ 13,400,823 $   11,168,871  $1,447,692,199
Diversified Conservative Growth
  Portfolio...........................     10,927,989   10,866,414         61,575     249,457,573
Equity Portfolio......................    381,660,305  505,084,274   (123,423,969)  5,248,321,283
Global Portfolio......................     70,595,446   84,009,876    (13,414,430)  1,058,636,696
High Yield Bond Portfolio.............     18,710,067  172,199,080   (153,489,013)    886,836,616
Prudential Jennison Portfolio.........    189,557,749  271,292,210    (81,734,461)  2,561,317,710
Small Capitalization Stock Portfolio..    121,089,250   80,816,670     40,272,580     611,436,006
SP Aggressive Growth Asset Allocation
  Portfolio...........................         51,429      203,468       (152,039)      3,969,083
SP Alliance Technology Portfolio......        378,334    1,383,092     (1,004,758)      6,890,414
SP Balanced Asset Allocation Portfolio        151,103      273,316       (122,213)     19,325,740
SP Conservative Asset Allocation
  Portfolio...........................         70,675       85,733        (15,058)     13,130,824
SP Growth Asset Allocation Portfolio..        164,508      434,265       (269,757)     18,238,951
SP INVESCO Small Company Growth
  Portfolio...........................        704,943      757,764        (52,821)      7,503,091
SP Jennison International Growth
  Portfolio...........................        426,921    2,532,919     (2,105,998)     21,635,355
SP Large Cap Value Portfolio..........        375,995      332,006         43,989      10,241,082
SP MFS Capital Opportunities Portfolio        200,200      815,029       (614,829)      7,198,792
SP MFS Mid-Cap Growth Portfolio.......        654,762    1,343,463       (688,701)     10,615,521
SP PIMCO Total Return Portfolio.......        180,929      173,717          7,212      58,161,313
SP Prudential U.S. Emerging Growth
  Portfolio...........................      1,337,536      555,709        781,827      13,895,186
SP Small/Mid-Cap Value Portfolio......      1,229,041      368,359        860,682      20,734,900
SP Strategic Partners Focused Growth
  Portfolio...........................        347,456      861,144       (513,688)      9,492,237
Stock Index Portfolio.................  1,514,966,765  262,528,525  1,252,438,240   2,900,179,621
Value Portfolio.......................    198,508,057  117,071,652     81,436,405   1,847,392,098
20/20 Focus Portfolio.................      6,999,497    2,498,336      4,501,161      90,813,086

       The Diversified Conservative Growth, Equity and SP PIMCO Total Return Portfolios' options activity is as follows:

                                                        Contracts Premiums
Diversified Conservative Growth Portfolio               --------- --------
   Balance as of December 31, 2000.....................      70   $ 20,671
   Options written.....................................     201     85,995
   Options expired.....................................    (198)   (71,703)
                                                         ------   --------
   Balance as of June 30, 2001.........................      73   $ 34,963
                                                         ======   ========

                                                        Contracts Premiums
Equity Portfolio                                        --------- --------
   Balance as of December 31, 2000.....................       0   $      0
   Options written.....................................     940    307,370
   Options terminated in closing purchase transactions.    (235)   (76,843)
                                                         ------   --------
   Balance as of June 30, 2001.........................     705   $230,527
                                                         ======   ========

                                                        Contracts Premiums
SP PIMCO Total Return Portfolio                         --------- --------
   Balance as of December 31, 2000.....................       3   $    723
   Options written.....................................  14,129     96,755
   Options terminated in closing purchase transactions.      (4)    (1,119)
   Options expired.....................................     (32)   (12,977)
                                                         ------   --------
   Balance as of June 30, 2001.........................  14,096   $ 83,382
                                                         ======   ========

                                      C11

       The Global Portfolio entered into 2 swap agreements with Merrill Lynch International. The first is an equity index price return swap agreement. At termination, the Portfolio will receive from/pay to the counterparty the amount of appreciation/(depreciation) in the value of the underlying Dow Jones Euro Stoxx 50 (Price) Index. In addition, the Portfolio incurred certain transaction cost in connection with this agreement. The second is an equity price return swap agreement. The Portfolio receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Portfolio pays 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The details of the swap agreements are as follows:

                               Termination             Current     Current
                     Open Date    Date      Shares      Value       Basis    Depreciation
                     --------- ----------- --------- ----------- ----------- ------------
DJ Euro Stoxx 50.... 06/13/01   09/21/01       1,624 $59,125,210 $60,131,303 $(1,006,093)
Taiwan Semiconductor 03/06/01   03/02/02   5,747,140  10,644,584  11,287,025    (642,441)
                                                                             -----------
                                                                             $(1,648,534)
                                                                             ===========

       The SP PIMCO Total Return Portfolio entered into 11 interest rate swap agreements. Details of the swap agreements are as follows:

                  Termination                  Fixed                Appreciation
  Counterparty       Date     Notional Amount  Rate  Floating Rate (Depreciation)
  ------------    ----------- ---------------- ----- ------------- --------------
Goldman Sachs....   6/16/02    GBP  700,000(a) 5.20% 6 month LIBOR   $   3,442
Goldman Sachs....   3/19/06    GBP  600,000(b) 5.25% 6 month LIBOR     (24,446)
Goldman Sachs....   9/19/02    GBP  600,000(a) 5.25% 6 month LIBOR       5,415
Goldman Sachs....   3/15/04    GBP  700,000(b) 5.25% 6 month LIBOR     (17,552)
Goldman Sachs....   6/17/04    GBP  200,000(b) 5.50% 6 month LIBOR      (2,838)
Goldman Sachs....  12/17/06   USD 2,700,000(b) 6.00% 3 month LIBOR     (25,480)
J.P. Morgan Chase   3/19/06   GBP 1,000,000(b) 5.25% 6 month LIBOR     (43,094)
J.P. Morgan Chase   9/19/02   GBP 1,000,000(a) 5.25% 6 month LIBOR       7,227
Morgan Stanley...   6/15/06    GBP  200,000(b) 5.50% 6 month LIBOR      (5,007)
Morgan Stanley...   6/15/06    GBP  500,000(b) 5.50% 6 month LIBOR     (13,061)
Bank of America..  12/18/06    USD  300,000(b) 6.00% 3 month LIBOR      (3,882)
                                                                     ---------
                                                                     $(119,276)
                                                                     =========

(a) Portfolio pays fixed interest rate and receives floating rate.
(b) Portfolio receives fixed interest rate and pays floating rate.

       For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 2000. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                               Post October Post October Capital Loss
                                                 Currency     Capital       Carry
                                                  Losses       Losses      forwards     Expiration
                  Portfolio                      Deferred     Deferred    Available        Date
                  ---------                    ------------ ------------ -------------  ----------
Diversified Bond Portfolio....................         --   $    17,005  $ (25,194,800)    2007
                                                                           (16,783,700)    2008
                                                                         -------------
                                                                           (41,978,500)     --
Diversified Conservative Growth Portfolio.....   $141,304       425,107             --      --
Global Portfolio..............................    268,699     8,779,794             --      --
High Yield Bond Portfolio.....................         --    16,284,139     (2,841,700)    2003
                                                                           (43,467,300)    2007
                                                                           (59,264,500)    2008
                                                                         -------------
                                                                          (105,573,500)
SP Alliance Technology Portfolio..............         --       253,692        (35,712)    2008
SP INVESCO Small Company Growth Portfolio.....         --       377,336        (83,738)    2008
SP Jennison International Growth Portfolio....     12,275       131,778             --      --
SP Large Cap Value Portfolio..................         --        47,596             --      --
SP MFS Capital Opportunities Portfolio........         --        11,310         (6,692)    2008
SP Prudential U.S. Emerging Growth Portfolio..         --       125,616        (38,957)    2008
SP Small/Mid Cap Value........................         --        29,724        (13,569)    2008
SP Strategic Partners Focused Growth Portfolio         --        61,807       (185,442)    2008

                                      C12

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of June 30, 2001, the Equity, Prudential Jennison, SP Strategic Partners Focused Growth, SP Jennison International Growth, Value and 20/20 Focus Portfolios have Class II shares outstanding.

       Transactions in shares of common stock of the 20/20 Focus, Equity, Prudential Jennison, SP Strategic Partners Focused Growth, SP Jennison International Growth, and Value Portfolios were as follows:


Equity Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................   2,689,254  $   62,443,017
Capital stock issued in reinvestment of dividends and distributions  12,474,835     277,939,310
Capital stock repurchased.......................................... (12,226,453)   (283,205,538)
                                                                    -----------  --------------
Net increase in shares outstanding.................................   2,937,636  $   57,176,789
                                                                    ===========  ==============

                                                                      Shares         Amount
                                                                    -----------  --------------
Year ended December 31, 2000:
Capital stock sold.................................................   5,832,020  $  159,489,724
Capital stock issued in reinvestment of dividends and distributions  41,948,776   1,027,518,157
Capital stock repurchased.......................................... (32,791,353)   (900,454,254)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  14,989,443  $  286,553,627
                                                                    ===========  ==============

                             Class II                                 Shares         Amount
                             --------                               -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................      78,803  $    1,829,254
Capital stock issued in reinvestment of dividends and distributions       5,483         122,178
Capital stock repurchased..........................................     (90,246)     (2,072,615)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................      (5,960) $     (121,183)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................     180,812  $    5,100,934
Capital stock issued in reinvestment of dividends and distributions      10,095         244,147
Capital stock repurchased..........................................    (129,081)     (3,655,301)
                                                                    -----------  --------------
Net increase in shares outstanding.................................      61,826  $    1,689,780
                                                                    ===========  ==============

Prudential Jennison Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................   6,908,408  $  147,764,841
Capital stock issued in reinvestment of dividends and distributions   1,210,806      25,075,784
Capital stock repurchased.......................................... (11,580,357)   (241,984,628)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (3,461,143) $  (69,144,003)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................  31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions  17,678,914     414,090,579
Capital stock repurchased..........................................  (9,174,387)   (291,311,076)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  40,413,175  $1,174,149,125
                                                                    ===========  ==============

                                      C13

                                   Class II                                      Shares       Amount
                                   --------                                    ----------  ------------
Six months ended June 30, 2001:
Capital stock sold............................................................  3,988,253  $ 86,574,814
Capital stock issued in reinvestment of dividends and distributions...........     12,555       258,619
Capital stock repurchased..................................................... (3,021,389)  (65,607,559)
                                                                               ----------  ------------
Net increase in shares outstanding............................................    979,419  $ 21,225,874
                                                                               ==========  ============
February 10, 2000(a) through December 31, 2000:
Capital stock sold............................................................    550,511  $ 16,730,013
Capital stock issued in reinvestment of dividends and distributions...........     71,503     1,617,253
Capital stock repurchased.....................................................    (39,878)   (1,198,186)
                                                                               ----------  ------------
Net increase in shares outstanding............................................    582,136  $ 17,149,080
                                                                               ==========  ============
(a) Commencement of offering of Prudential Jennison Portfolio Class II shares.

SP Jennison International Growth Portfolio:

                                   Class I                                       Shares       Amount
                                   -------                                     ----------  ------------
Six months ended June 30, 2001:
Capital stock sold............................................................  1,219,799  $  8,795,310
Capital stock issued in reinvestment of dividends and distributions...........      1,548        11,128
Capital stock repurchased.....................................................   (382,326)   (2,793,076)
                                                                               ----------  ------------
Net increase in shares outstanding............................................    839,021  $  6,013,362
                                                                               ==========  ============
September 22, 2000(b) through December 31, 2000
Capital stock sold............................................................    912,063  $  8,639,496
Capital stock repurchased.....................................................    (19,277)     (165,681)
                                                                               ----------  ------------
Net increase in shares outstanding............................................    892,786  $  8,473,815
                                                                               ==========  ============

                             Class II                                 Shares        Amount
                             --------                               -----------  ------------
Six months ended June 30, 2001:
Capital stock sold.................................................  13,785,409  $ 97,674,430
Capital stock issued in reinvestment of dividends and distributions         328         2,354
Capital stock repurchased.......................................... (12,613,754)  (89,704,483)
                                                                    -----------  ------------
Net increase in shares outstanding.................................   1,171,983  $  7,972,301
                                                                    ===========  ============
October 4, 2000(c) through December 31, 2000:
Capital stock sold.................................................   1,512,769  $ 13,325,129
Capital stock repurchased..........................................  (1,191,511)  (10,547,052)
                                                                    -----------  ------------
Net increase in shares outstanding.................................     321,258  $  2,778,077
                                                                    ===========  ============
(b) Commencement of offering of SP Jennison International Growth Portfolio Class I shares.
(c) Commencement of offering of SP Jennison International Growth Portfolio Class II shares.

                                      C14


SP Strategic Partners Focused Growth Portfolio:

                                   Class I                                     Shares       Amount
                                   -------                                     -------    ----------
Six months ended June 30, 2001:
Capital stock sold............................................................ 475,440    $3,666,735
Capital stock issued in reinvestment of dividends and distributions...........     311         2,385
Capital stock repurchased..................................................... (54,717)     (397,331)
                                                                               -------    ----------
Net increase in shares outstanding............................................ 421,034    $3,271,789
                                                                               =======    ==========

                                                                               Shares       Amount
                                                                               -------    ----------
September 22, 2000(d) through December 31, 2000:
Capital stock sold............................................................ 738,511    $7,077,871
Capital stock issued in reinvestment of dividends and distributions...........     310         2,442
Capital stock repurchased.....................................................  (2,331)      (19,345)
                                                                               -------    ----------
Net increase in shares outstanding............................................ 736,490    $7,060,968
                                                                               =======    ==========

                                   Class II                                    Shares       Amount
                                   --------                                    -------    ----------
January 12, 2001(e) through June 30, 2001:
Capital stock sold............................................................  55,680    $  425,479
Capital stock issued in reinvestment of dividends and distributions...........      --(f)          1
Capital stock repurchased.....................................................  (2,389)      (18,972)
                                                                               -------    ----------
Net increase in shares outstanding............................................  53,291    $  406,508
                                                                               =======    ==========
(d) Commencement of offering of SP Strategic Partners Focused Growth Portfolio
   Class I shares.
(e) Commencement of offering of SP Strategic Partners Focused Growth Portfolio
   Class II shares.
(f) Less than .5 share.

Value Portfolio:

                             Class I                                  Shares       Amount
                             -------                                ----------  -------------
Six months ended June 30, 2001:
Capital stock sold.................................................  6,836,010  $ 137,776,148
Capital stock issued in reinvestment of dividends and distributions  5,295,955    102,582,648
Capital stock repurchased.......................................... (9,063,040)  (183,061,704)
                                                                    ----------  -------------
Net increase in shares outstanding.................................  3,068,925  $  57,297,092
                                                                    ==========  =============

                             Class II                                 Shares       Amount
                             --------                               ----------  -------------
May 14, 2001(g) through June 30, 2001:
Capital stock sold.................................................        611  $      12,115
Capital stock repurchased..........................................       (116)        (2,273)
                                                                    ----------  -------------
Net increase in shares outstanding.................................        495  $       9,842
                                                                    ==========  =============
(g) Commencement of offering of Value Portfolio Class II shares.

                                      C15


20/20 Focus Portfolio:

                             Class I                                 Shares      Amount
                             -------                                ---------  -----------
Six months ended June 30, 2001:
Capital stock sold.................................................   181,826  $ 2,064,315
Capital stock issued in reinvestment of dividends and distributions   164,205    1,827,600
Capital stock repurchased..........................................  (579,417)  (6,334,898)
                                                                    ---------  -----------
Net decrease in shares outstanding.................................  (233,386) $(2,442,983)
                                                                    =========  ===========

                                                                     Shares      Amount
                                                                    ---------  -----------
Year ended December 31, 2000:
Capital stock sold................................................. 3,542,098  $40,411,919
Capital stock issued in reinvestment of dividends and distributions   178,180    1,911,268
Capital stock repurchased..........................................  (478,046)  (5,360,037)
                                                                    ---------  -----------
Net increase in shares outstanding................................. 3,242,232  $36,963,150
                                                                    =========  ===========

                             Class II                                Shares      Amount
                             --------                               ---------  -----------
Six months ended June 30, 2001:
Capital stock sold.................................................    47,596  $   538,377
Capital stock issued in reinvestment of dividends and distributions     1,477       16,411
Capital stock repurchased..........................................   (10,485)    (112,498)
                                                                    ---------  -----------
Net increase in shares outstanding.................................    38,588  $   442,290
                                                                    =========  ===========

                                                                     Shares      Amount
                                                                    ---------  -----------
February 15, 2000(h) through December 31, 2000:
Capital stock sold.................................................    73,372  $   825,811
Capital stock issued in reinvestment of dividends and distributions       730        7,821
Capital stock repurchased..........................................    (8,001)     (87,861)
                                                                    ---------  -----------
Net increase in shares outstanding.................................    66,101  $   745,771
                                                                    =========  ===========
(h) Commencement of offering of 20/20 Focus Portfolio Class II shares.

                                      C16

Financial Highlights
(Unaudited)

                                                                   Diversified Bond Portfolio
                                                 -------------------------------------------------------------
                                                 Six Months                       Year Ended
                                                   Ended                         December 31,
                                                  June 30,     -----------------------------------------------
                                                                 2000        1999       1998     1997    1996
                                                 ----------    --------    --------   --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period............  $  11.28     $  10.95    $  11.06   $  11.02  $11.07  $11.31
                                                  --------     --------    --------   --------  ------  ------
Income From Investment Operations:
Net investment income...........................      0.38         0.77        0.67       0.69    0.80    0.76
Net realized and unrealized gains on investments      0.22         0.26       (0.75)      0.08    0.11   (0.27)
                                                  --------     --------    --------   --------  ------  ------
   Total from investment operations.............      0.60         1.03       (0.08)      0.77    0.91    0.49
                                                  --------     --------    --------   --------  ------  ------
Less Distributions:
Dividends from net investment income............     (0.18)       (0.70)         --      (0.69)  (0.83)  (0.73)
Distributions from net realized gains...........        --(b)        --(b)    (0.03)     (0.04)  (0.13)     --
                                                  --------     --------    --------   --------  ------  ------
   Total distributions..........................     (0.18)       (0.70)      (0.03)     (0.73)  (0.96)  (0.73)
                                                  --------     --------    --------   --------  ------  ------
Net Asset Value, end of period..................  $  11.70     $  11.28    $  10.95   $  11.06  $11.02  $11.07
                                                  ========     ========    ========   ========  ======  ======
Total Investment Return(a)......................      5.29%        9.72%      (0.74)%     7.15%   8.57%   4.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........  $1,348.1     $1,269.8    $1,253.8   $1,122.6  $816.7  $720.2
Ratios to average net assets:...................
  Expenses......................................      0.44%(c)     0.45%       0.43%      0.42%   0.43%   0.45%
  Net investment income.........................      6.69%(c)     6.83%       6.25%      6.40%   7.18%   6.89%
Portfolio turnover rate.........................       134%(d)      139%        171%       199%    224%    210%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Less than $0.005 per share.

(c)Annualized.

(d)Not annualized.

                                                          Diversified Conservative Growth Portfolio
                                                          ------------------------------------
                                                          Six Months                 May 3, 1999(a)
                                                            Ended        Year Ended     through
                                                           June 30,     December 31,  December 31,
                                                             2001           2000          1999
                                                            ----------  ------------ --------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $10.16         $10.37        $10.00
                                                            ------         ------        ------
Income from Investment Operations:
Net investment income....................................     0.23           0.46          0.22
Net realized and unrealized gains (losses) on investments    (0.20)         (0.09)         0.39
                                                            ------         ------        ------
   Total from investment operations......................     0.03           0.37          0.61
                                                            ------         ------        ------
Less Distributions:
Dividends from net investment income.....................    (0.11)         (0.46)        (0.22)
Distributions in excess of net investment income.........       --          (0.01)        (0.02)
Distributions from net realized gains....................       --          (0.09)           --
Distributions in excess of net realized gains............       --          (0.02)           --
                                                            ------         ------        ------
   Total distributions...................................    (0.11)         (0.58)        (0.24)
                                                            ------         ------        ------
Net Asset Value, end of period...........................   $10.08         $10.16        $10.37
                                                            ======         ======        ======
Total Investment Return(b)                                    0.31%          3.79%         6.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $214.3         $204.8        $115.8
Ratios to average net assets:
  Expenses...............................................     0.94%(c)       0.93%         1.05%(c)
  Net investment income..................................     4.60%(c)       4.71%         3.74%(c)
Portfolio turnover rate(d)...............................     180 %          319 %         107 %

a)Commencement of investment operations.
(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)Annualized.
(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights
(Unaudited)

                                                                                 Equity Portfolio
                                                          --------------------------------------------------------------
                                                                                      Class I
                                                          --------------------------------------------------------------
                                                          Six Months                       Year Ended
                                                            Ended                         December 31,
                                                           June 30,     ------------------------------------------------
                                                             2001         2000      1999      1998      1997      1996
                                                          ----------    --------  --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  24.50     $  28.90  $  29.64  $  31.07  $  26.96  $  25.64
                                                           --------     --------  --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................      0.10         0.51      0.54      0.60      0.69      0.71
Net realized and unrealized gains (losses) on investments     (1.46)        0.26      3.02      2.21      5.88      3.88
                                                           --------     --------  --------  --------  --------  --------
   Total from investment operations......................     (1.36)        0.77      3.56      2.81      6.57      4.59
                                                           --------     --------  --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.06)       (0.51)    (0.53)    (0.60)    (0.70)    (0.67)
Distributions in excess of net investment income.........        --        (0.02)       --        --        --        --
Distributions from net realized gains....................     (1.18)       (4.64)    (3.77)    (3.64)    (1.76)    (2.60)
                                                           --------     --------  --------  --------  --------  --------
   Total distributions...................................     (1.24)       (5.17)    (4.30)    (4.24)    (2.46)    (3.27)
                                                           --------     --------  --------  --------  --------  --------
Net Asset Value, end of period...........................  $  21.90     $  24.50  $  28.90  $  29.64  $  31.07  $  26.96
                                                           ========     ========  ========  ========  ========  ========
Total Investment Return(a)...............................     (5.64)%       3.28%    12.49%     9.34%    24.66%    18.52%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $5,117.5     $5,652.7  $6,235.0  $6,247.0  $6,024.0  $4,814.0
Ratios to average net assets:
  Expenses...............................................      0.48%(b)     0.49%     0.47%     0.47%     0.46%     0.50%
  Net investment income..................................      0.87%(b)     1.75%     1.72%     1.81%     2.27%     2.54%
Portfolio turnover rate..................................       121%(d)       78%        9%       25%       13%       20%

                                                                      Equity Portfolio
                                                          ------------------------------------
                                                                          Class II
                                                          ------------------------------------
                                                          Six Months                May 3, 1999(c)
                                                            Ended       Year Ended     through
                                                           June 30,    December 31,  December 31,
                                                             2001          2000          1999
                                                          ----------   ------------ --------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $24.51        $28.92        $32.79
                                                            ------        ------        ------
Income from Investment Operations:
Net investment income....................................     0.01          0.39          0.28
Net realized and unrealized gains (losses) on investments    (1.42)         0.26         (0.60)
                                                            ------        ------        ------
   Total from investment operations......................    (1.41)         0.65         (0.32)
                                                            ------        ------        ------
Less Distributions:
Dividends from net investment income.....................    (0.03)        (0.40)        (0.34)
Distributions in excess of net investment income.........       --         (0.02)           --
Distributions from net realized gains....................    (1.18)        (4.64)        (3.21)
                                                            ------        ------        ------
   Total distributions...................................    (1.21)        (5.06)        (3.55)
                                                            ------        ------        ------
Net Asset Value, end of period...........................   $21.89        $24.51        $28.92
                                                            ======        ======        ======
Total Investment Return(a)...............................    (5.82)%        2.83%        (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $  1.5        $  1.8        $  0.3
Ratios to average net assets:
  Expenses...............................................     0.88%(b)      0.91%         0.87%(b)
  Net investment income..................................     0.48%(b)      1.26%         1.33%(b)
Portfolio turnover rate..................................      121%(d)        78%            9%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

(d)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights
(Unaudited)

                                                                               Global Portfolio
                                                          ---------------------------------------------------------
                                                          Six Months                     Year Ended
                                                            Ended                       December 31,
                                                           June 30,     -------------------------------------------
                                                             2001         2000       1999     1998    1997    1996
                                                          ----------    --------   --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  23.61     $  30.98   $  21.16  $17.92  $17.85  $15.53
                                                           --------     --------   --------  ------  ------  ------
Income from Investment Operations:
Net investment income....................................      0.07         0.07       0.06    0.07    0.09    0.11
Net realized and unrealized gains (losses) on investments     (1.88)       (5.30)     10.04    4.38    1.11    2.94
                                                           --------     --------   --------  ------  ------  ------
   Total from investment operations......................     (1.81)       (5.23)     10.10    4.45    1.20    3.05
                                                           --------     --------   --------  ------  ------  ------
Less Distributions:
Dividends from net investment income.....................     (0.02)       (0.07)        --   (0.16)  (0.13)  (0.11)
Distributions in excess of net investment income.........        --        (0.13)     (0.10)  (0.12)  (0.10)     --
Distributions from net realized gains....................     (4.77)       (1.94)     (0.18)  (0.93)  (0.90)  (0.62)
                                                           --------     --------   --------  ------  ------  ------
   Total distributions...................................     (4.79)       (2.14)     (0.28)  (1.21)  (1.13)  (0.73)
                                                           --------     --------   --------  ------  ------  ------
Net Asset Value, end of period...........................  $  17.01     $  23.61   $  30.98  $21.16  $17.92  $17.85
                                                           ========     ========   ========  ======  ======  ======
Total Investment Return(a)...............................     (8.63)%     (17.68)%    48.27%  25.08%   6.98%  19.97%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $1,024.1     $1,182.1   $1,298.3  $844.5  $638.4  $580.6
Ratios to average net assets:
  Expenses...............................................      0.84%(b)     0.85%      0.84%   0.86%   0.85%   0.92%
  Net investment income..................................      0.87%(b)     0.25%      0.21%   0.29%   0.47%   0.64%
Portfolio turnover rate..................................        31%(c)       95%        76%     73%     70%     41%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.


(c)Not Annualized.

                                                                        High Yield Bond Portfolio
                                                          -----------------------------------------------------
                                                          Six Months                  Year Ended
                                                            Ended                    December 31,
                                                           June 30,    ----------------------------------------
                                                             2001       2000     1999    1998     1997    1996
                                                          ----------   ------   ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $ 6.14     $ 7.52   $ 7.21  $ 8.14   $ 7.87  $ 7.80
                                                            ------     ------   ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................     0.36       0.74     0.79    0.77     0.78    0.80
Net realized and unrealized gains (losses) on investments    (0.31)     (1.30)   (0.46)  (0.94)    0.26    0.06
                                                            ------     ------   ------  ------   ------  ------
   Total from investment operations......................     0.05      (0.56)    0.33   (0.17)    1.04    0.86
                                                            ------     ------   ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................    (0.18)     (0.82)   (0.02)  (0.76)   (0.77)  (0.78)
Distributions in excess of net investment income.........       --         --       --      --       --   (0.01)
   Total distributions...................................    (0.18)     (0.82)   (0.02)  (0.76)   (0.77)  (0.79)
                                                            ------     ------   ------  ------   ------  ------
Net Asset Value, end of period...........................   $ 6.01     $ 6.14   $ 7.52  $ 7.21   $ 8.14  $ 7.87
                                                            ======     ======   ======  ======   ======  ======
Total Investment Return(a)...............................     0.91%     (7.91)%   4.61%  (2.36)%  13.78%  11.39%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $652.7     $661.3   $802.2  $789.3   $568.7  $432.9
Ratios to average net assets:
  Expenses...............................................     0.60%(b)   0.60%    0.60%   0.58%    0.57%   0.63%
  Net investment income..................................    11.46%(b)  10.47%   10.48%  10.31%    9.78%   9.89%
Portfolio turnover rate..................................       37%(c)     76%      58%     63%     106%     88%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights
(Unaudited)

                                                                         Money Market Portfolio
                                                        --------------------------------------------------------
                                                        Six Months                    Year Ended
                                                          Ended                      December 31,
                                                         June 30,     ------------------------------------------
                                                           2001         2000      1999     1998    1997    1996
                                                        ----------    --------  --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period...................  $  10.00     $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                         --------     --------  --------  ------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains      0.26         0.60      0.49    0.52    0.54    0.51
Dividend and distributions.............................     (0.26)       (0.60)    (0.49)  (0.52)  (0.54)  (0.51)
                                                         --------     --------  --------  ------  ------  ------
Net Asset Value, end of period.........................  $  10.00     $  10.00  $  10.00  $10.00  $10.00  $10.00
                                                         ========     ========  ========  ======  ======  ======
Total Investment Return(a).............................      2.64%        6.20%     4.97%   5.39%   5.41%   5.22%
Ratios/Supplemental Data:
Net assets, end of period (in millions)................  $1,416.6     $1,238.2  $1,335.5  $920.2  $657.5  $668.8
Ratios to average net assets:
  Expenses.............................................      0.43%(b)     0.44%     0.42%   0.41%   0.43%   0.44%
  Net investment income................................      4.95%(b)     6.03%     4.90%   5.20%   5.28%   5.10%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

                                                                 Prudential Jennison Portfolio
                                -------------------------------------------------------------------------------------------
                                                           Class I                                         Class II
                                ------------------------------------------------------------  -----------------------------
                                Six Months                      Year Ended                    Six Months    February 10, 2000(a)
                                  Ended                        December 31,                     Ended             through
                                 June 30,     ----------------------------------------------   June 30,         December 31,
                                   2001         2000        1999      1998     1997    1996      2001               2000
                                ----------    --------    --------  --------  ------  ------  ----------    --------------------
Per Share Operating
 Performance:
Net Asset Value, beginning of
 period........................  $  22.97     $  32.39    $  23.91  $  17.73  $14.32  $12.55   $ 22.88            $ 34.25
                                 --------     --------    --------  --------  ------  ------   -------            -------
Income From Investment
 Operations:
Net investment income (loss)...      0.01         0.01        0.05      0.04    0.04    0.02     (0.02)             (0.03)
Net realized and unrealized
 gains (losses) on
 investments...................     (2.98)       (5.61)       9.88      6.56    4.48    1.78     (2.98)             (7.54)
                                 --------     --------    --------  --------  ------  ------   -------            -------
   Total from investment
    operations.................     (2.97)       (5.60)       9.93      6.60    4.52    1.80     (3.00)             (7.57)
                                 --------     --------    --------  --------  ------  ------   -------            -------
Less Distributions:
Dividends from net investment
 income........................     (0.01)          --(d)    (0.05)    (0.04)  (0.04)  (0.03)       --                 --(d)
Distributions from net realized
 gains.........................     (0.19)       (3.82)      (1.40)    (0.38)  (1.07)     --     (0.19)             (3.80)
                                 --------     --------    --------  --------  ------  ------   -------            -------
   Total distributions.........     (0.20)       (3.82)      (1.45)    (0.42)  (1.11)  (0.03)    (0.19)             (3.80)
                                 --------     --------    --------  --------  ------  ------   -------            -------
Net Asset Value, end of period.  $  19.80     $  22.97    $  32.39  $  23.91  $17.73  $14.32   $ 19.69            $ 22.88
                                 ========     ========    ========  ========  ======  ======   =======            =======
Total Investment Return(b).....    (12.94)%     (17.38)%    41.76 %   37.46 %  31.71%  14.41%   (13.13)%           (22.19)%
Ratios/Supplemental Data:
Net assets, end of period
 (in millions).................  $2,425.7     $2,892.7    $2,770.7  $1,198.7  $495.9  $226.5   $  30.7            $  13.3
Ratios to average net assets:
  Expenses.....................      0.64%(c)    0.64 %      0.63 %    0.63 %   0.64%   0.66%     1.04%(c)           1.04%(c)
  Net investment income
   (loss)......................      0.16%(c)    0.02 %      0.17 %    0.20 %   0.25%   0.20%    (0.23)%(c)         (0.39)%(c)
Portfolio turnover rate........       50 %(e)      89 %        58 %      54 %    60 %    46 %       50%(e)             89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights
(Unaudited)

                                                                  Small Capitalization Stock Portfolio
                                                          ----------------------------------------------------
                                                          Six Months                  Year Ended
                                                            Ended                    December 31,
                                                           June 30,    ---------------------------------------
                                                             2001       2000    1999    1998     1997    1996
                                                          ----------   ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $17.11     $16.25  $14.71  $15.93   $13.79  $11.83
                                                            ------     ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................     0.03       0.07    0.10    0.09     0.10    0.09
Net realized and unrealized gains (losses) on investments     0.72       1.81    1.71   (0.25)    3.32    2.23
                                                            ------     ------  ------  ------   ------  ------
   Total from investment operations......................     0.75       1.88    1.81   (0.16)    3.42    2.32
                                                            ------     ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................    (0.02)     (0.08)     --   (0.09)   (0.10)  (0.09)
Distributions from net realized gains....................    (2.28)     (0.94)  (0.27)  (0.97)   (1.18)  (0.27)
                                                            ------     ------  ------  ------   ------  ------
   Total distributions...................................    (2.30)     (1.02)  (0.27)  (1.06)   (1.28)  (0.36)
                                                            ------     ------  ------  ------   ------  ------
Net Asset Value, end of period...........................   $15.56     $17.11  $16.25  $14.71   $15.93  $13.79
                                                            ======     ======  ======  ======   ======  ======
Total Investment Return(a)...............................     5.40%     12.81%  12.68%  (0.76)%  25.17%  19.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $611.1     $568.3  $437.5  $360.4   $290.3  $147.9
Ratios to average net assets:
  Expenses...............................................     0.46%(b)   0.48%   0.45%   0.47%    0.50%   0.56%
  Net investment income..................................     0.62%(b)   0.59%   0.70%   0.57%    0.69%   0.87%
Portfolio turnover rate..................................       9 %(c)    45 %    31 %    26 %     31 %    13 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

                                                         SP Aggressive Growth
                                                      Asset Allocation Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  9.33           $10.00
                                                     -------           ------
Income from Investment Operations:
Net investment income............................       0.01             0.01
Net realized and unrealized losses on investments      (1.01)           (0.67)
                                                     -------           ------
   Total from investment operations..............      (1.00)           (0.66)
                                                     -------           ------
Less Distributions:
Dividends from net investment income.............         --            (0.01)
Distributions from net realized gains............      (0.06)              --
                                                     -------           ------
   Total distributions...........................      (0.06)           (0.01)
                                                     -------           ------
Net Asset Value, end of period...................    $  8.27           $ 9.33
                                                     =======           ======
Total Investment Return(b).......................     (10.73)%          (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   3.8           $  2.1
Ratios to average net assets:(c)
  Expenses.......................................       0.05%            0.05%
  Net investment income..........................       0.18%            0.36%
Portfolio turnover rate(d).......................        57 %              6 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights
(Unaudited)

                                                   SP Alliance Technology Portfolio
                                                  --------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  7.62           $ 10.00
                                                     -------           -------
Income from Investment Operations:
Net investment income (loss).....................      (0.02)             0.01
Net realized and unrealized losses on investments      (1.09)            (2.38)
                                                     -------           -------
   Total from investment operations..............      (1.11)            (2.37)
                                                     -------           -------
Less Distributions:
Dividends from net investment income.............         --             (0.01)
Distributions in excess of net investment income.         --                --(b)
                                                     -------           -------
   Total distributions...........................         --             (0.01)
                                                     -------           -------
Net Asset Value, end of period...................    $  6.51           $  7.62
                                                     =======           =======
Total Investment Return(c).......................     (14.57)%          (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   5.8           $   6.1
Ratios to average net assets:(d)(e)
  Expenses.......................................       1.30%             1.30%
  Net investment income (loss)...................      (0.47)%            0.37%
Portfolio turnover rate(f).......................         26%              23 %

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.93% and (2.10)%, respectively for the six months ended June 30, 2001 and 4.66% and (2.99)%, respectively for the period ended December 31, 2000.

(f)Not annualized.

                                                           SP Balanced Asset
                                                         Allocation Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 9.80            $10.00
                                                     ------            ------
Income from Investment Operations:
Net investment income............................      0.02              0.06
Net realized and unrealized losses on investments     (0.42)            (0.20)
                                                     ------            ------
   Total from investment operations..............     (0.40)            (0.14)
                                                     ------            ------
Less Distributions:
Dividends from net investment income.............        --             (0.06)
Distributions from net realized gains............     (0.03)               --
                                                     ------            ------
   Total distributions...........................     (0.03)            (0.06)
                                                     ------            ------
Net Asset Value, end of period...................    $ 9.37            $ 9.80
                                                     ======            ======
Total Investment Return(b).......................     (4.04)%           (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 19.2            $  3.7
Ratios to average net assets:(c)
  Expenses.......................................      0.05%             0.05%
  Net investment income..........................      1.09%             4.89%
Portfolio turnover rate(d).......................       51 %               4 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights
(Unaudited)

                                                                 SP Conservative Asset
                                                                 Allocation Portfolio
                                                          --------------------------------
                                                           Six Months   September 22, 2000(a)
                                                              Ended            through
                                                          June 30, 2001   December 31, 2000
                                                          ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $10.00            $10.00
                                                             ------            ------
Income From Investment Operations:
Net investment income....................................      0.03              0.08
Net realized and unrealized gains (losses) on investments     (0.13)               --(b)
                                                             ------            ------
   Total from investment operations......................     (0.10)             0.08
                                                             ------            ------
Less Distributions:
Dividends from net investment income.....................        --(b)          (0.08)
Distributions from net realized gains....................     (0.03)               --(b)
                                                             ------            ------
   Total distributions...................................     (0.03)            (0.08)
                                                             ------            ------
Net Asset Value, end of period...........................    $ 9.87            $10.00
                                                             ======            ======
Total Investment Return(c)...............................     (0.98)%            0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $ 13.1            $  1.9
Ratios to average net assets:(d)
  Expenses...............................................      0.05%             0.05%
  Net investment income..................................      1.56%             8.07%
Portfolio turnover rate(e)...............................       42 %               4 %

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Not annualized.

                                                  SP Growth Asset Allocation Portfolio
                                                  ----------------------------------
                                                   Six Months      September 22, 2000(a)
                                                      Ended               through
                                                  June 30, 2001      December 31, 2000
                                                      ------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 9.52               $10.00
                                                      ------              ------
Income from Investment Operations:
Net investment income............................      0.01                 0.03
Net realized and unrealized losses on investments     (0.71)               (0.49)
                                                      ------              ------
   Total from investment operations..............     (0.70)               (0.46)
                                                      ------              ------
Less Distributions:
Dividends from net investment income.............        --(b)             (0.02)
Distributions from net realized gains............     (0.05)                  --
                                                      ------              ------
   Total distributions...........................     (0.05)               (0.02)
                                                      ------              ------
Net Asset Value, end of period...................    $ 8.77               $ 9.52
                                                      ======              ======
Total Investment Return(c).......................     (7.38)%              (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 18.0               $  3.9
Ratios to average net assets:(d)
  Expenses.......................................      0.05%                0.05%
  Net investment income..........................      0.67%                2.95%
Portfolio turnover rate(e).......................       56 %                 39 %

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

Financial Highlights
(Unaudited)

                                                       SP INVESCO Small Company
                                                           Growth Portfolio
                                                  --------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  8.38           $ 10.00
                                                     -------           -------
Income From Investment Operations:
Net investment loss..............................      (0.01)               --(f)
Net realized and unrealized losses on investments      (0.86)            (1.62)
                                                     -------           -------
   Total from investment operations..............      (0.87)            (1.62)
                                                     -------           -------
Net Asset Value, end of period...................    $  7.51           $  8.38
                                                     =======           =======
Total Investment Return(b).......................     (10.38)%          (16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   7.3           $   5.5
Ratios to average net assets:(c)(d)
  Expenses.......................................       1.15%             1.15%
  Net investment loss............................      (0.31)%           (0.10)%
Portfolio turnover rate(e).......................        44 %              29 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.93% and (2.10)%, respectively for the six months ended June 30, 2001 and 4.00% and (2.95)%, respectively for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                                                               SP Jennison International Growth Portfolio
                                                  ----------------------------------------------------------------
                                                                Class I                           Class II
                                                  ---------------------------------   ----------------------------
                                                   Six Months   September 22, 2000(a)  Six Months   October 4, 2000(b)
                                                      Ended            through            Ended          through
                                                  June 30, 2001   December 31, 2000   June 30, 2001 December 31, 2000
                                                  ------------- --------------------- ------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  8.50           $ 10.00           $  8.48         $  9.79
                                                     -------           -------           -------         -------
Income from Investment Operations:
Net investment income (loss).....................       0.03              0.01              0.02             (--)(g)
Net realized and unrealized losses on investments      (2.21)            (1.51)            (2.20)          (1.31)
                                                     -------           -------           -------         -------
   Total from investment operations..............      (2.18)            (1.50)            (2.18)          (1.31)
                                                     -------           -------           -------         -------
Less Distributions:
Dividends from net investment income.............      (0.01)               --                --(g)           --
                                                     -------           -------           -------         -------
Net Asset Value, end of period...................    $  6.31           $  8.50           $  6.30         $  8.48
                                                     =======           =======           =======         =======
Total Investment Return(c).......................     (25.56)%          (15.00)%          (25.78)%        (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  10.9           $   7.6           $   9.4         $   2.7
Ratios to average net assets:(d)(e)
  Expenses.......................................       1.24%             1.24%             1.64%           1.64%
  Net investment income (loss)...................       0.69%             0.51%             0.45%          (0.00)%
Portfolio turnover rate(f).......................         58%              12 %              58 %             12%

(a)Commencement of offering of Class I Shares.

(b)Commencement of offering of Class II Shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.16% and (0.22)%, respectively, for Class I and 2.56% and (0.62)%, respectively, for Class II for the six months ended June 30, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D8

Financial Highlights
(Unaudited)

                                                             SP Large Cap Value Portfolio
                                                          --------------------------------
                                                           Six Months   September 22, 2000(a)
                                                              Ended            through
                                                          June 30, 2001   December 31, 2000
                                                          ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $10.44            $10.00
                                                             ------            ------
Income from Investment Operations:
Net investment income....................................      0.05              0.04
Net realized and unrealized gains (losses) on investments     (0.43)             0.44
                                                             ------            ------
   Total from investment operations......................     (0.38)             0.48
                                                             ------            ------
Less Distributions:
Dividends from net investment income.....................     (0.03)            (0.04)
Distributions in excess of net investment income.........        --                --(e)
                                                             ------            ------
   Total distributions...................................     (0.03)            (0.04)
                                                             ------            ------
Net Asset Value, end of period...........................    $10.03            $10.44
                                                             ======            ======
Total Investment Return(b)...............................     (3.65)%            4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $ 10.3            $  3.9
Ratios to average net assets:(c)(d)
  Expenses...............................................      0.90%             0.90%
  Net investment income..................................      1.39%             1.60%
Portfolio turnover rate(f)...............................        28%              13 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.72% and (0.43)%, respectively, for the six months ended June 30, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.

                                                            SP MFS Capital
                                                        Opportunities Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  9.15           $10.00
                                                     -------           ------
Income from Investment Operations:
Net investment income............................         --(f)          0.01
Net realized and unrealized losses on investments      (1.11)           (0.85)
                                                     -------           ------
   Total from investment operations..............      (1.11)           (0.84)
                                                     -------           ------
Less Distributions:
Dividends from net investment income.............         --(f)         (0.01)
                                                     -------           ------
Net Asset Value, end of period...................    $  8.04           $ 9.15
                                                     =======           ======
Total Investment Return(b).......................     (12.12)%          (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   6.5           $  4.3
Ratios to average net assets:(c)(d)
  Expenses.......................................       1.00%            1.00%
  Net investment income..........................       0.09%            0.40%
Portfolio turnover rate(e).......................        41 %             25 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 3.26% and (2.17)%, respectively, for the six months ended June 30, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D9

Financial Highlights
(Unaudited)

                                                    SP MFS Mid-Cap Growth Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 9.69            $10.00
                                                     ------            ------
Income from Investment Operations:
Net investment income (loss).....................       (--)(f)          0.02
Net realized and unrealized losses on investments     (0.72)            (0.25)
                                                     ------            ------
   Total from investment operations..............     (0.72)            (0.23)
                                                     ------            ------
Less Distributions:
Dividends from net investment income.............     (0.01)            (0.02)
Distributions from net realized gains............     (0.04)            (0.06)
                                                     ------            ------
   Total distributions...........................     (0.05)            (0.08)
                                                     ------            ------
Net Asset Value, end of period...................    $ 8.92            $ 9.69
                                                     ======            ======
Total Investment Return(b).......................     (7.44)%           (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 10.1            $  5.6
Ratios to average net assets:(c)(d)
  Expenses.......................................      1.00%             1.00%
  Net investment income (loss)...................     (0.04)%            1.16%
Portfolio turnover rate(e).......................       40 %              27 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.35% and (1.42)%, respectively for the six months ended June 30, 2001 and 4.59% and (2.43)%, respectively for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                                   SP PIMCO Total Return Portfolio
                                                 ----------------------------------
                                                  Six Months   September 22, 2000(a)
                                                     Ended            through
                                                 June 30, 2001   December 31, 2000
                                                 ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............    $10.40            $10.00
                                                    ------            ------
Income From Investment Operations:
Net investment income...........................      0.18              0.13
Net realized and unrealized gains on investments      0.14              0.39
                                                    ------            ------
   Total from investment operations.............      0.32              0.52
                                                    ------            ------
Less Distributions:
Dividends from net investment income............     (0.11)            (0.11)
Distributions from net realized gains...........     (0.04)            (0.01)
                                                    ------            ------
   Total distributions..........................     (0.15)            (0.12)
                                                    ------            ------
Net Asset Value, end of period..................    $10.57            $10.40
                                                    ======            ======
Total Investment Return(b)......................      3.14%             5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........    $ 43.6            $ 10.7
Ratios to average net assets:(c)(d)
  Expenses......................................      0.76%             0.76%
  Net investment income.........................      4.97%             5.94%
Portfolio turnover rate(e)......................      422 %             239 %

(a)Commencement of operations.

(b)Total Investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.20% and 4.54%, respectively for the six months ended June 30, 2001 and 2.73% and 3.97%, respectively for the period ended December 31, 2000.

(e)Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D10

Financial Highlights
(Unaudited)

                                                      SP Prudential U.S. Emerging
                                                           Growth Portfolio
                                                  ---------------------------------
                                                   Six Months   September 22, 2000(a)
                                                      Ended            through
                                                  June 30, 2001   December 31, 2000
                                                  ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 8.38            $ 10.00
                                                     ------            -------
Income from Investment Operations:
Net investment income (loss).....................       (--)(f)           0.01
Net realized and unrealized losses on investments     (0.37)             (1.62)
                                                     ------            -------
   Total from investment operations..............     (0.37)             (1.61)
                                                     ------            -------
Less Distributions:
Dividends from net investment income.............        --              (0.01)
                                                     ------            -------
Net Asset Value, end of period...................    $ 8.01            $  8.38
                                                     ======            =======
Total Investment Return(b).......................     (4.42)%           (16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 14.6            $   6.4
Ratios to average net assets:(c)(d)
  Expenses.......................................      0.90%             0.90 %
  Net investment income (loss)...................     (0.18)%            0.49 %
Portfolio turnover rate(e).......................      141 %               82 %

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.84% and (1.13)%, respectively for the six months ended June 30, 2001 and 4.26% and (2.87)%, respectively for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                                                  SP Small/Mid Cap Value Portfolio
                                                 --------------------------------
                                                  Six Months   September 22, 2000(a)
                                                     Ended            through
                                                 June 30, 2001   December 31, 2000
                                                 ------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............    $11.13            $10.00
                                                    ------            ------
Income From Investment Operations:
Net investment income...........................      0.03              0.03
Net realized and unrealized gains on investments      0.49              1.10
                                                    ------            ------
   Total from investment operations.............      0.52              1.13
                                                    ------            ------
Less Distributions:
Dividends from net investment income............     (0.04)               --(b)
                                                    ------            ------
Net Asset Value, end of period..................    $11.61            $11.13
                                                    ======            ======
Total Investment Return(c)......................      4.59%            11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........    $ 18.8            $  6.1
Ratios to average net assets:(d)(e)
  Expenses......................................      1.05%             1.05%
  Net investment income.........................      1.21%             1.79%
Portfolio turnover rate(f)......................        59%               18%

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.09% and 0.17%, respectively for the six months ended June 30, 2001 and 4.84% and (2.00)%, respectively for the period ended December 31, 2000.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D11

Financial Highlights
(Unaudited)

                                                      SP Strategic Partners Focused Growth Portfolio
                                                  -----------------------------------------------------
                                                                Class I                    Class II
                                                  --------------------------------    -------------------
                                                   Six Months   September 22, 2000(a) January 16, 2001(b)
                                                      Ended            through              through
                                                  June 30, 2001   December 31, 2000      June 30, 2001
                                                  ------------- --------------------- -------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 7.94            $ 10.00              $  8.43
                                                     ------            -------              -------
Income From Investment Operations:
Net investment income (loss).....................       (--)(g)             --(g)             (0.01)
Net realized and unrealized losses on investments     (0.60)             (2.06)               (1.10)
                                                     ------            -------              -------
   Total from investment operations..............     (0.60)             (2.06)               (1.11)
                                                     ------            -------              -------
Less Distributions:
Dividends from net investment income(g)..........        --                 --                   --
                                                     ------            -------              -------
Net Asset Value, end of period...................    $ 7.34            $  7.94              $  7.32
                                                     ======            =======              =======
Total Investment Return(c).......................     (7.64)%           (20.47)%             (13.48)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  8.5            $   5.9              $   0.4
Ratios to average net assets:(d)(e)
  Expenses.......................................      1.01%              1.01%                1.41%
  Net investment income (loss)...................     (0.06)%             0.18%               (0.46)%
Portfolio turnover rate(f).......................        51%                37%                  51%

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.63% and (1.69)%, respectively, for Class I and 3.03% and (2.09)%, respectively, for Class II for the six months ended June 30, 2001 and 3.88% and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

                                                                               Stock Index Portfolio
                                                          ---------------------------------------------------------------
                                                          Six Months                        Year Ended
                                                            Ended                          December 31,
                                                           June 30,     -------------------------------------------------
                                                             2001         2000       1999      1998      1997      1996
                                                          ----------    --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  38.66     $  44.45   $  37.74  $  30.22  $  23.74  $  19.96
                                                           --------     --------   --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................      0.17         0.36       0.44      0.42      0.43      0.40
Net realized and unrealized gains (losses) on investments     (2.78)       (4.37)      7.23      8.11      7.34      4.06
                                                           --------     --------   --------  --------  --------  --------
   Total from investment operations......................     (2.61)       (4.01)      7.67      8.53      7.77      4.46
                                                           --------     --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.09)       (0.37)     (0.43)    (0.42)    (0.42)    (0.40)
Distributions from net realized gains....................     (0.13)       (1.41)     (0.53)    (0.59)    (0.87)    (0.28)
                                                           --------     --------   --------  --------  --------  --------
   Total distributions...................................     (0.22)       (1.78)     (0.96)    (1.01)    (1.29)    (0.68)
                                                           --------     --------   --------  --------  --------  --------
Net Asset Value, end of period...........................  $  35.83     $  38.66   $  44.45  $  37.74  $  30.22  $  23.74
                                                           ========     ========   ========  ========  ========  ========
Total Investment Return(a)...............................     (6.77)%      (9.03)%   20.54 %   28.42 %   32.83 %   22.57 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $3,715.0     $4,186.0   $4,655.0  $3,548.1  $2,448.2  $1,581.4
Ratios to average net assets:
  Expenses...............................................      0.39%(b)    0.39 %     0.39 %    0.37 %    0.37 %    0.40 %
  Net investment income..................................      0.93%(b)    0.83 %     1.09 %    1.25 %    1.55 %    1.95 %
Portfolio turnover rate..................................        1 %(c)       7 %        2 %       3 %       5 %       1 %


(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D12

Financial Highlights
(Unaudited)

                                                                        Value Portfolio
                                        ----------------------------------------------------------------------------
                                                                    Class I                                 Class II
                                        ---------------------------------------------------------------  ---------------
                                        Six Months                        Year Ended                     May 14, 2001(c)
                                          Ended                          December 31,                        through
                                         June 30,     -------------------------------------------------     June 30,
                                           2001         2000      1999      1998       1997      1996         2001
                                        ----------    --------  --------  --------   --------  --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period...  $  20.46     $  19.52  $  20.03  $  22.39   $  18.51  $  16.27      $19.79
                                         --------     --------  --------  --------   --------  --------      ------
Income From Investment
 Operations:
Net investment income..................      0.14         0.46      0.51      0.56       0.61      0.58        0.02
Net realized and unrealized gains
 (losses) on investments...............      0.02         2.45      1.89     (1.03)      6.06      2.88       (0.28)
                                         --------     --------  --------  --------   --------  --------      ------
   Total from investment operations....      0.16         2.91      2.40     (0.47)      6.67      3.46       (0.26)
                                         --------     --------  --------  --------   --------  --------      ------
Less Distributions:
Dividends from net investment income...     (0.12)       (0.44)    (0.50)    (0.59)     (0.57)    (0.71)         --
Distributions from net realized gains..     (0.96)       (1.53)    (2.41)    (1.30)     (2.22)    (0.51)         --
                                         --------     --------  --------  --------   --------  --------      ------
   Total distributions.................     (1.08)       (1.97)    (2.91)    (1.89)     (2.79)    (1.22)         --
                                         --------     --------  --------  --------   --------  --------      ------
Net Asset Value, end of period.........  $  19.54     $  20.46  $  19.52  $  20.03   $  22.39  $  18.51      $19.53
                                         ========     ========  ========  ========   ========  ========      ======
Total Investment Return(a).............      .82 %      15.59 %   12.52 %    (2.38)%   36.61 %   21.74 %      (1.31)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)  $1,946.5     $1,975.3  $2,024.0  $2,142.3   $2,029.8  $1,363.5      $   --
Ratios to average net assets:
  Expenses.............................      0.43%(b)    0.45 %    0.42 %    0.42 %     0.41 %    0.45 %       0.83%(b)
  Net investment income................      1.36%(b)    2.31 %    2.34 %    2.54 %     2.90 %    3.36 %       1.36%(b)
Portfolio turnover rate................       131%(d)      85 %      16 %      20 %       38 %      21 %        131%(d)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

(d)Not annualized.

                                                                        20/20 Focus Portfolio
                                              ----------------------------------------------------------------------
                                                              Class I                              Class II
                                              ------------------------------------     -----------------------------
                                              Six Months                May 3, 1999(a) Six Months   February 15, 2000(b)
                                                Ended       Year Ended     through       Ended            through
                                               June 30,    December 31,  December 31,   June 30,        December 31,
                                                 2001          2000          1999         2001              2000
                                              ----------   ------------ -------------- ----------   --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........   $10.99        $11.88        $10.00       $10.99            $11.36
                                                ------        ------        ------       ------            ------
Income From Investment Operations:
Net investment income........................     0.03          0.05          0.02         0.01              0.01
Net realized and unrealized gains (losses) on
 investments.................................     0.26         (0.71)         1.88         0.26             (0.19)
                                                ------        ------        ------       ------            ------
   Total from investment operations..........     0.29         (0.66)         1.90         0.27             (0.18)
                                                ------        ------        ------       ------            ------
Less Distributions:
Dividends from net investment income.........    (0.03)        (0.05)        (0.02)       (0.03)            (0.01)
Distributions from net realized gains........    (0.19)        (0.18)           --(e)     (0.19)            (0.18)
                                                ------        ------        ------       ------            ------
   Total distributions.......................    (0.22)        (0.23)        (0.02)       (0.22)            (0.19)
                                                ------        ------        ------       ------            ------
Net Asset Value, end of period...............   $11.06        $10.99        $11.88       $11.04            $10.99
                                                ======        ======        ======       ======            ======
Total Investment Return(c)...................     2.61%        (5.41)%       18.95%        2.42%            (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......   $ 93.8        $ 95.8        $ 65.0       $  1.1            $  0.7
Ratios to average net assets:
  Expenses...................................     0.90%(d)      0.88%         1.09%(d)     1.30%(d)          1.28%(d)
  Net investment income......................     0.52%(d)      0.45%         0.33%(d)     0.14%(d)          0.10%(d)
Portfolio turnover rate......................       68%(f)      163 %           64%(f)       68%(f)          163 %

(a)Commencement of offering of Class I shares.
(b)Commencement of offering of Class II shares.
(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(d)Annualized.
(e)Less than $0.005 per share.
(f)Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D13

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       A meeting of the Series Fund's shareholders was held on January 31, 2001. The meeting was held for the following purposes:

       (1)To elect the following nineteen individuals to serve on the Series Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with the Fund's retirement policy. The Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

 .  Eugene C. Dorsey        .  W. Scott McDonald, Jr. .  Stephen Stoneburn
 .  Saul K. Fenster         .  Thomas T. Mooney       .  Nancy M. Teeters
 .  Delayne Dedrick Gold    .  Stephen P. Munn        .  Joseph Weber PhD.
 .  Robert F. Gunia         .  David R. Odenath, Jr.  .  Louis A. Weil, III
 .  Maurice F. Holmes       .  Richard A. Redeker     .  Clay T. Whitehead
 .  Robert E. LaBlanc       .  Judy A. Rice
 .  Douglas H. McCorkindale .  Robin B. Smith

        (2)To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Series Fund for the current fiscal year.

        (3)To approve a "manager of managers" structure for the Series Fund, under which the Series Fund may enter into and make changes to subadvisory agreements without shareholder approval.

        (4)To approve a new management contract with PIFM.

        (5)To approve a new subadvisory agreement between PIFM and PIC for the following Portfolios; Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Flexible Managed Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Small Capitalization Stock Portfolio and Stock Index Portfolio.

        (6)To approve a new subadvisory agreement between PIFM and Jennison for the following Portfolios; Diversified Conservative Growth Portfolio, Equity Portfolio, Global Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, 20/20 Focus Portfolio and Value Portfolio.

        (7)To amend certain fundamental investment policies of the Series Fund.

        (8)To amend the Series Fund's By-Laws so that the fundamental investment policies are specified only in the Registration Statement rather than also in the By-Laws.

        (9)To approve a new subadvisory agreement between PIFM and GE Asset Management Inc. for the Series Fund's Equity Portfolio.

       (10)To change the Series Fund's Natural Resources Portfolio to a non-diversified portfolio.

       (11)To amend the fundamental investment objective of the Series Fund's Value Portfolio.

       (12)To approve a new subadvisory agreement between PIFM and Deutsche Asset Management Inc. for the Series Fund's Value Portfolio.

       (13)To approve a new subadvisory agreement between PIFM and Salomon Brothers Asset Management Inc. for the Series Fund's Equity Portfolio.

       (14)To approve a new subadvisory agreement between PIFM and Key Asset Management Inc. for the Series Fund's Value Portfolio.

                                      E1

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       The results of the proxy solicitation on the preceding matters were:

                                                       Votes       Votes      Votes
                           Matter                       For       Against    Withheld  Abstentions
          ---------------------------------------- ------------- ---------- ---------- -----------
   (1)*   Eugene C. Dorsey                         1,489,784,653         -- 25,025,000         --
          Saul K. Fenster                          1,490,923,246         -- 23,886,407         --
          Delayne Dedrick Gold                     1,490,983,324         -- 23,826,329         --
          Robert F. Gunia                          1,491,372,777         -- 23,436,876         --
          Maurice F. Holmes                        1,491,692,332         -- 23,117,321         --
          Robert E. LaBlanc                        1,491,259,901         -- 23,549,752         --
          Douglas H. McCorkindale                  1,491,183,821         -- 23,625,832         --
          W. Scott McDonald, Jr.                   1,491,595,998         -- 23,213,655         --
          Thomas T. Mooney                         1,491,116,548         -- 23,693,105         --
          Stephen P. Munn                          1,491,518,290         -- 23,291,363         --
          David R. Odenath, Jr.                    1,491,468,901         -- 23,340,752         --
          Richard A. Redeker                       1,491,164,658         -- 23,644,994         --
          Judy A. Rice                             1,491,388,864         -- 23,420,789         --
          Robin B. Smith                           1,490,600,757         -- 24,208,896         --
          Stephen Stoneburn                        1,491,680,095         -- 23,129,558         --
          Nancy M. Teeters                         1,490,605,450         -- 24,204,203         --
          Joseph Weber PhD.                        1,490,398,562         -- 24,411,091         --
          Louis A. Weil, III                       1,491,366,995         -- 23,442,658         --
          Clay T. Whitehead                        1,491,658,101         -- 23,151,552         --
   (2)*   PricewaterhouseCoopers LLP               1,483,375,629 11,126,580         -- 20,307,443
   (3)*   Manager of Managers                      1,456,866,102 32,572,136         -- 25,371,415
   (4)*   PIFM                                     1,462,164,196 26,380,777         -- 26,264,680
   (5)*   PIFM and PIC                               995,182,503 21,444,213         -- 24,358,794
   (6)*   PIFM and Jennison                          482,125,178  6,034,074         --  4,933,496
  (7a)*   Buying and Selling Real Estate           1,453,974,003 31,255,216         -- 29,580,433
  (7b)*   Issuing Senior Securities                1,450,350,289 33,958,269         -- 30,501,095
  (7c)*   Borrowing Money                          1,449,905,618 34,959,161         -- 29,944,874
  (7d)*   Making Loans                             1,451,096,419 33,829,788         -- 29,883,446
  (7e)*   Underwriting Securities of Other Issuers 1,454,025,402 30,715,986         -- 30,068,265
  (7f)*   Fund Concentration                       1,449,948,340 34,114,225         -- 30,747,088
   (8)*   By-Laws                                  1,450,543,042 34,379,357         -- 29,887,254
   (9)    PIFM and GE                                196,830,373  1,149,807         --    768,535
  (10)    Diversification                             14,714,482  1,362,649         --    433,608
  (11)    Investment Objective                        89,718,005    456,526         --    191,281
  (12)    PIFM and Deutsche                           89,810,737    313,835         --    241,241
  (13)    PIFM and Salomon                           196,728,235  1,239,607         --    780,873
  (14)    PIFM and Key                                89,778,174    326,768         --    260,871

* Voting tabulations represent combined voting for multiple Portfolios. Each proposal was approved by the shareholders of each Portfolio. Individual Portfolio voting results are available by contacting PIFM.

                                      E2

                       The Prudential Series Fund, Inc.
                               Semiannual Report
                                 June 30, 2001

Board of Directors

Eugene C. Dorsey
Retired President,
Chief Executive Officer, and Trustee,
Gannett Foundation (now Freedom Forum)

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of Technology

Delayne Dedrick Gold
Marketing Consultant;
Director or Trustee of several funds within the Prudential Mutual Funds complex

Robert F. Gunia
Executive Vice President and
Chief Administrative Officer,
Prudential Investments

Maurice F. Holmes
Director,
Center for Innovation in Product Development;
Professor of Engineering,
Massachusetts Institute of Technology

Robert E. LaBlanc
President,
Robert E. LaBlanc Associates, Inc.

Douglas H. McCorkindale
CEO, Vice Chairman and President,
Gannett Co., Inc.

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group

Thomas T. Mooney
President,
Greater Rochester Metro
Chamber of Commerce


Stephen P. Munn
Chief Executive Officer and
Chief Operating Officer,
Carlisle Companies, Inc.

David R. Odenath, Jr.
President, Chief Executive Officer,
and Chief Operating officer,
Prudential Investments Fund Management LLC

Richard A. Redeker
Former President and Chief Executive Officer,
Prudential Mutual Funds

Judy A. Rice
Executive Vice President,
Prudential Investments

Robin B. Smith
Chairman and Chief Executive Officer,
Publishers Clearing House

Stephen Stoneburn
President and Chief Executive Officer,
Quadrant Media Corp.

Nancy H. Teeters
Economist, former Vice President and
Chief Economist,
International Business Machines Corporation

Joseph Weber, Ph.D.
Vice Chairman, Finance,
Interclass (international corporate learning)

Louis A. Weill, III
Former Chairman,
Central Newspapers, Inc.

Clay T. Whitehead
President,
National Exchange, Inc.

The Prudential Series Fund, Inc.               Semiannual Report | June 30, 2001

On Call to Help You Get the Most Out of Your Annuity

At Prudential, we are committed to making it easy for you to take advantage of the many benefits your Discovery Select(R) Variable Annuity and Discovery Choice(R) Variable Annuity offer. So, whenever you need assistance, do not hesitate to call or write our Prudential Annuity Service Center. Of course, your licensed financial professional is also available to assist you with more complex matters such as identifying your goals, investment time horizon, and level of risk.

HOW TO REACH US BY PHONE

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HOW TO REACH US BY MAIL

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PO Box 7960                                  2101 Welsh Road
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Discovery Select(R)Variable Annuity and Discovery Choice(R)Variable Annuity are issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey), 213 Washington Street, Newark, NJ 07102-2992, and distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. All are Prudential companies. Discovery Select and Discovery Choice are registered service marks of Prudential.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or "opt out" of householding at any time.

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All guarantees are based on the claims-paying ability of the issuer. The guarantees do not apply to the investment performance or safety of the underlying portfolios in the variable annuity.

For online access to your policy information, visit www.prudential.com.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

[LOGO OF PRUDENTIAL FINANCIAL]

Prudential Annuity Service Center
P.O. Box 13467
Philadelphia, PA 19101

Address Service Requested

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       PAID
    Prudential
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IFS-200108-A061487
Discovery Select--ORD97344
Discovery Choice--ORD000003
Ed. 06/30/2001                                                 VFLX-99 VFM-96-OR

The Prudential Series Fund, Inc.                 SEMIANNUAL REPORT June 30, 2001
--------------------------------------------------------------------------------

PRUDENTIAL JENNISON PORTFOLIO (CLASS II)
SP JENNISON INTERNATIONAL GROWTH
    PORTFOLIO (CLASS II)
VALUE PORTFOLIO (CLASS II)
20/20 FOCUS PORTFOLIO (CLASS II)
--------------------------------------------------------------------------------



Build
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                                   [GRAPHIC]


                                                                     on the Rock
--------------------------------------------------------------------------------

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777
IFS-200108-A065068                                  Prudential [LOGO] Financial
PSF HARTFORD SAR

        Build on the Rock
--------------------------------------------------------------------------------



This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more information about both The Prudential Series Fund, Inc. and the variable product, including all charges and expenses, and should be read carefully before investing or sending money.

The accompanying financial statements as of June 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

Prudential Financial is a service mark of Prudential, Newark, NJ and its affiliates.

The Prudential Series Fund, Inc.        Semiannual Report        June 30, 2001
--------------------------------------------------------------------------------

        Letter to Contract Owners
--------------------------------------------------------------------------------

[PHOTO]
Chairman
David R. Odenath, Jr.

"Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events."

DEAR CONTRACT OWNER:
This Semiannual Report reviews the performance of the Prudential Series Fund Prudential Jennison (Class II), 20/20 Focus (Class II), SP Jennison International Growth (Class II), and Value (Class II)* Portfolios.

A VOLATILE FIRST HALF OF THE YEAR
The major factors that defined the investment environment last year were also evident during the first six months of 2001: equity market fluctuation, a faltering technology sector, and bonds outperforming stocks.

During the first quarter, nearly every sector of the stock market fell, often quite sharply. The technology-laden NASDAQ Composite Index plummeted more than 25% from January through March. But just as many equity investors appeared ready to reallocate funds, stocks rebounded somewhat. A series of six interest rate cuts by the Federal Reserve Board within six months--intended to stimulate economic growth--had equity investors looking forward to an economic acceleration. Nonetheless, they weren't making large investments on the prospect of the economy quickening soon.

In the bond market, prices rose during much of the period as a positive interest rate environment, low inflation, and strong fundamentals aided returns. Growing demand for bonds as many investors abandoned the faltering stock market in favor of these "safer havens" was also a positive.

REMAIN FOCUSED ON WHY YOU'RE INVESTING
While the recent performances of the stock and bond markets may appear unique, market fluctuation is commonplace and can breed opportunities for the patient investor. In fact, over the past six months the rewards, by and large, were in markets that had languished previously. One strategy to avoid is focusing on the securities or sectors that performed best the prior year. This tends to promote buying high and selling low. Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events.

The guidance of your financial professional can help you keep your eye on your target, while perhaps making some allowance for the prevailing winds.

Sincerely,

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                   July 31, 2001

The views expressed are as of July 31, 2001, and are subject to change based on market and other conditions. *Since the Value Portfolio (Class II)'s inception date is less than six months ago, only financial reports are provided.

The Prudential Series Fund, Inc.        Semiannual Report        June 30, 2001
--------------------------------------------------------------------------------

        Prudential Jennison Portfolio (Class II)
--------------------------------------------------------------------------------

MANAGED BY

Jennison Associates LLC

"We think the prices of growth stocks relative to the rest of the market are very attractive for the first time in several years. We believe the largest growth-stock decline in 30 years has corrected for the euphoric bubble of 1998-1999, that investors haven't yet focused on what may happen when economic growth recovers. We are very enthusiastic about our opportunities to buy stock in companies that have excellent long-term growth prospects, whose prices are the most reasonable that we have seen in a long time."

PERFORMANCE SUMMARY

                                                                        Six                Since
 Average Annual Returns                                                Month    1-Year   Inception
 Prudential Jennison Portfolio (Class II)/1/                          -13.13%   -31.16%   -24.63%
 Lipper  (VIP) Large-Cap Growth Funds Avg./2/                         -14.71%   -29.46%   -18.36%
 S&P 500 Index/3/                                                      -6.69%   -14.82%    -7.68%

Prudential Jennison Portfolio (Class II) inception date: 2/10/2000.

The Prudential Series Fund Prudential Jennison Portfolio (Class II)'s substantially negative half-year return of 13.13% reflected the steep and broad first-quarter drop of growth stocks; the Portfolio fell less than the Lipper
(VIP) Large-Cap Growth Funds Average.

PERFORMANCE REVIEW
Over the first half of 2001, technology stocks had a sharp decline, and only a partial recovery. A sudden slowdown in orders in 2000 left many technology companies with unsold goods. Investors, who had been paying ever-increasing prices for technology shares, were no longer willing to pay a premium for these stocks. Companies selling the hardware underlying the Internet and wireless telecommunications declined most. Nokia (wireless handsets), Cisco Systems (networking switches) and JDS Uniphase (optical fiber networks) were among the Portfolio's poorest performers. Telecommunications service companies, such as Vodafone (global wireless) and Global Crossing (long-distance service), also were detractors.

On the other hand, companies associated with personal computers--Microsoft, Dell Computer, Compaq Computer--had solid recoveries over this half-year. IBM, which now derives much of its revenue from consulting and services, also made a solid positive contribution.

After technology and telecommunications stocks, the largest negative impact came from drug and biotechnology companies. These stocks had appreciated in 2000 to fairly high prices. They underperformed the overall market briefly when investors optimistically moved to economically sensitive stocks after the Federal Reserve began reducing interest rates. We think there was some profit taking that had no bearing on the prospects of these firms.

Consumer spending and sentiment remained high during this reporting period. Stocks in companies that benefited--including our shares of Time Warner (acquired by AOL in January at a good price), AOL Time Warner, AT&T Liberty Media Group and Viacom--contributed solid positive returns.

$10,000 INVESTED SINCE INCEPTION*

[LINE GRAPH]

* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 1/31/2000.
/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.
     Source: Prudential. Six-month returns are not annualized.
/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report        June 30, 2001
--------------------------------------------------------------------------------

        SP Jennison International Growth Portfolio (Class II)
--------------------------------------------------------------------------------

MANAGED BY

Jennison Associates LLC

"We believe that the best investment prospects, on a stock-by-stock basis, are in Europe, where the economies are more balanced than in the United States. In addition, the euro is widely believed to be undervalued compared to the dollar, suggesting the prospect of a boost to our return at some point in the future should the imbalance correct itself. We also like selected companies in Hong Kong, which are well-placed to benefit from the development of outsourcing opportunities in China, as well as in the rest of Southeast Asia. Although we think our investments in telecommunication services and related technology and media companies are better investment values than other stocks in their industries, the recovery in new orders that is needed to restore profitability has not yet begun."

PERFORMANCE SUMMARY

                                                                        Six       Since
 Average Annual Returns                                                Month    Inception*
 SP Jennison International Growth Portfolio (Class II)/1/            -25.78%     -35.63%
 MSCI EAFE Index/2/                                                  -14.87%     -17.15%

*SP Jennison International Growth Portfolio (Class II) inception date: 10/4/00.


The Prudential Series Fund SP Jennison International Growth Portfolio (Class II) had a substantial decline primarily because growth investing was out of favor globally. It underperformed the MSCI EAFE benchmark of -14.87%.

PERFORMANCE REVIEW
The primary theme of the five-year boom in growth stocks was TMT: technology, media, and telecommunications. We believe these industries still have strong growth ahead. They were a substantial portion of the Portfolio's investments, and their painful correction during this reporting period accounted for almost all of its losses.

Telecommunication service companies faced suspicions that they had overspent on licenses to provide new services, and that these services would grow more slowly than had been anticipated. Colt Telecom Group, Cable & Wireless, and Vodafone Group had substantial price declines. Stocks of companies providing the hardware for these services, such as Marconi, Nokia, and Alcatel, also had steep drops. Technological consultants and software firms also hurt the Portfolio, particularly Logica, Dimension Data Holdings, and Cap Gemini.

Media companies were hurt by the economic slowdown's consequent reduction of advertising spending. Pearson and VNU had the largest impacts on the Portfolio, although VNU has little exposure to advertising and Pearson is increasing its share of the educational market.

On the positive side, Industria de Diseno Textil, a Spanish clothing manufacturer and retailer with above 25% growth of sales and earnings, made an initial public offering of stock (IPO) in May 2001. It had gained 28% by midyear. The Portfolio's holdings had a large positive impact on its return.

$10,000 INVESTED SINCE INCEPTION*
[LINE GRAPH]

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

* Lipper provides data on a monthly basis, so for comparative purposes the MSCI EAFE Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/00. Performance of less than one year is cumulative.
/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Returns for periods less than a full year are not annualized.
/2/ Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report        June 30, 2001
--------------------------------------------------------------------------------

        20/20 Focus Portfolio (Class II)
--------------------------------------------------------------------------------

MANAGED BY

Jennison Associates LLC

"It is now more than a year after the dramatic reversal in market favor between growth and value styles. By now, most of the differences in relative value between the various market sectors have been evened out. We think investors will no longer be able to profit by simply identifying the better sectors. Going forward, individual stock selection should be key, an advantage for our bottom-up investing disciplines. We have found both growth and value investments that we like across many sectors of the market."

PERFORMANCE SUMMARY

                                                                        Six                Since
 Average Annual Returns                                                Month    1-Year   Inception
 20/20 Focus Portfolio (Class II)/1/                                   2.42%     2.33%     0.62%
 Lipper (VIP) Multi-Cap Value Funds Avg./2/                            0.94%    10.53%     9.98%
 S&P 500 Index/3/                                                     -6.69%   -14.82%    -7.68%

*20/20 Focus Portfolio (Class II) inception date: 2/15/2000

The Prudential Series Fund 20/20 Focus Portfolio (Class II) returned 2.42%, a very strong outperformance during this six-month period: nine percentage points above the S&P 500. It beat the Lipper (VIP) Multi-Cap Value Funds Average return of 0.94%.

PERFORMANCE REVIEW
The key to the Portfolio's very strong performance relative to the overall market was its ability to avoid the sharp declines in growth stocks while its value holdings chalked up very good positive returns.

Gains in the value holdings were widely spread. Basic materials companies, including Monsanto, Alcoa, and Boise Cascade, made the largest contribution. This sector is relatively isolated from the technology-focused slowdown, and supply/demand relationships have been improving in several industries. A focus on inexpensive technology stocks such as International Rectifier, Dell Computer, and Sabre Holdings also paid off. The latter two are examples of a consumer spending focus; they sell personal computers and travel reservation services, respectively. Other substantial contributions came from Federated Department Stores, Hilton Hotels, and Knight Ridder.

The Portfolio's growth holdings had gains in entertainment--AOL Time Warner and Viacom--and in two technology stocks that also benefited from continued consumer spending--Microsoft and Dell. Microsoft also gained from a perception that its legal situation had improved. Financial service companies, including Household International, Hartford Financial Services, J.P. Morgan Chase, and Citigroup, provided additional positive support. Losses among the growth holdings were concentrated in telecommunications-related stocks and drug stocks.

$10,000 INVESTED SINCE INCEPTION*
[LINE GRAPH]

* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 1/31/2000. Performance less than one year is cumulative. The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.
/2/ The Lipper Variable Insurance Products (VIP) Multi-Cap Value Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                                                                     SP Jennison
                                                                                      Prudential    International
                                                                                       Jennison        Growth         Value
                                                                                      Portfolio       Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....................... $2,419,104,249   $16,754,357  $1,862,876,503
  Repurchase agreements (a)........................................................     60,479,000     2,775,000      65,952,000
  Cash.............................................................................             --     1,640,411       2,157,505
  Foreign currency, at value (b)...................................................             --         2,515             167
  Receivable for investments sold..................................................     14,886,485       831,072      14,874,239
  Interest and dividends receivable................................................      1,073,258        11,485       2,790,088
  Receivable for capital stock sold................................................        971,916        60,010       4,153,406
  Receivable for securities lending income.........................................          2,192            --              --
  Due from manager.................................................................             --        13,240         233,919
  Unrealized appreciation on forward foreign currency contracts....................             --           109              --
  Deferred expenses and other assets...............................................             --         3,312           1,326
---------------------------------------------------------------------------------------------------------------------------------
   Total Assets....................................................................  2,496,517,100    22,091,511   1,953,039,153
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................................        755,383            --              --
  Payable for investments purchased................................................     34,316,438       723,179       5,480,449
  Management fee payable...........................................................      3,029,193            --              --
  Payable for capital stock repurchased............................................      1,281,475       997,687         763,609
  Collateral for securities on loan................................................        128,538            --              --
  Withholding tax payable..........................................................         19,017            --          26,010
  Distribution fee payable.........................................................          8,120         2,552              --
  Administration fee payable.......................................................          4,872         1,531              --
  Deferred directors' fees.........................................................          4,201           600           3,675
  Securities lending rebate payable................................................            548            --              --
  Unrealized depreciation on forward foreign currency contracts....................             --            72              --
  Accrued expenses and other liabilities...........................................        482,021        28,037         254,967
---------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities...............................................................     40,029,806     1,753,658       6,528,710
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS......................................................................... $2,456,487,294   $20,337,853  $1,946,510,443
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value................................................. $    1,240,456        32,250  $      996,151
  Paid-in-capital, in excess of par................................................  2,971,901,618    25,199,011   1,704,105,210
  Undistributed (Distributions in excess of) net investment income.................        589,579        36,823       6,470,654
  Accumulated net realized gain (loss) on investments..............................   (435,572,821)   (2,827,821)    152,980,308
  Net unrealized appreciation (depreciation) on investments and foreign currencies.    (81,671,538)   (2,102,410)     81,958,120
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................................ $2,456,487,294   $20,337,853  $1,946,510,443
---------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................................... $2,425,741,338   $10,935,283  $1,946,500,779
  Class II.........................................................................     30,745,956     9,402,570           9,664
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................................    122,484,007     1,731,807      99,614,565
  Class II (d).....................................................................      1,561,555     1,493,241             495
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................................... $        19.80   $      6.31  $        19.54
  Class II.........................................................................          19.69          6.30           19.53
---------------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments................................................ $2,561,254,787   $18,856,828  $1,846,870,935
(b)  Identified cost of foreign currency........................................... $           --   $     2,557  $          170
(c)  Class I authorized shares.....................................................    240,000,000    80,000,000     340,000,000
(d)  Class II authorized shares....................................................     20,000,000    20,000,000      10,000,000



                                                                                    20/20 Focus
                                                                                     Portfolio
--------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....................... $ 88,247,247
  Repurchase agreements (a)........................................................    7,067,000
  Cash.............................................................................           --
  Foreign currency, at value (b)...................................................           --
  Receivable for investments sold..................................................    1,795,677
  Interest and dividends receivable................................................       92,360
  Receivable for capital stock sold................................................       20,813
  Receivable for securities lending income.........................................           --
  Due from manager.................................................................           --
  Unrealized appreciation on forward foreign currency contracts....................           --
  Deferred expenses and other assets...............................................           --
--------------------------------------------------------------------------------------------------
   Total Assets....................................................................   97,223,097
--------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................................       25,815
  Payable for investments purchased................................................    1,973,637
  Management fee payable...........................................................       60,153
  Payable for capital stock repurchased............................................       64,917
  Collateral for securities on loan................................................           --
  Withholding tax payable..........................................................            9
  Distribution fee payable.........................................................          231
  Administration fee payable.......................................................          139
  Deferred directors' fees.........................................................        1,788
  Securities lending rebate payable................................................           --
  Unrealized depreciation on forward foreign currency contracts....................           --
  Accrued expenses and other liabilities...........................................       86,377
--------------------------------------------------------------------------------------------------
   Total Liabilities...............................................................    2,213,066
--------------------------------------------------------------------------------------------------
NET ASSETS......................................................................... $ 95,010,031
--------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value................................................. $     85,912
  Paid-in-capital, in excess of par................................................   92,611,006
  Undistributed (Distributions in excess of) net investment income.................       (6,054)
  Accumulated net realized gain (loss) on investments..............................   (2,485,667)
  Net unrealized appreciation (depreciation) on investments and foreign currencies.    4,804,834
--------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................................ $ 95,010,031
--------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................................... $ 93,854,262
  Class II.........................................................................    1,155,769
--------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................................    8,486,535
  Class II (d).....................................................................      104,690
--------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................................... $      11.06
  Class II.........................................................................        11.04
--------------------------------------------------------------------------------------------------
(a)  Identified cost of investments................................................ $ 90,509,413
(b)  Identified cost of foreign currency........................................... $         --
(c)  Class I authorized shares.....................................................  140,000,000
(d)  Class II authorized shares....................................................   10,000,000



                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                                                   SP Jennison
                                                                    Prudential    International
                                                                     Jennison        Growth         Value       20/20 Focus
                                                                    Portfolio       Portfolio     Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)................................................... $   8,774,448   $    80,845  $   16,771,969  $  521,045
  Interest........................................................     1,693,954        79,094         708,987     159,210
  Income from securities loaned, net..............................        42,033            --          29,256          --
----------------------------------------------------------------------------------------------------------------------------
                                                                      10,510,435       159,939      17,510,212     680,255
----------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee..................................................     7,895,764        67,859       3,901,611     360,249
  Distribution fee -- Class II....................................        27,404         8,839              --       1,102
  Administration fee -- Class II..................................        16,442         5,304              --         662
  Shareholders' reports...........................................       322,300         1,100         218,200      10,900
  Custodian's fees and expenses...................................        59,500        32,200          37,200       2,500
  Accounting fees.................................................        41,200        55,000          42,200      48,100
  Audit fee.......................................................        30,200         5,900          20,300       5,000
  Commitment fee on syndicated credit agreement...................        21,300            --          11,400         600
  Legal fees and expenses.........................................         5,500           100           3,500         200
  Transfer agent's fees and expenses..............................         5,200         1,000           3,500         900
  Directors' fees and expenses....................................         3,000         3,300           2,600       1,900
  Amortization of offering costs..................................            --         6,590              --          --
  Miscellaneous...................................................        16,879            81           9,459         357
----------------------------------------------------------------------------------------------------------------------------
   Total expenses.................................................     8,444,689       187,273       4,249,970     432,470
  Less: custodian fee credit......................................       (39,477)      (15,778)        (18,585)       (540)
     expense subsidy..............................................            --       (74,136)             --          --
----------------------------------------------------------------------------------------------------------------------------
   Net expenses...................................................     8,405,212        97,359       4,231,385     431,930
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)......................................     2,105,223        62,580      13,278,827     248,325
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES
  Net realized gain (loss) on:
   Investments....................................................  (414,923,659)   (2,689,379)    156,560,359    (799,301)
   Foreign currencies.............................................            --        (3,137)             --          --
----------------------------------------------------------------------------------------------------------------------------
                                                                    (414,923,659)   (2,692,516)    156,560,359    (799,301)
----------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments....................................................    36,509,319    (1,318,283)   (153,388,543)  2,866,662
   Foreign currencies.............................................            --           327             553          --
----------------------------------------------------------------------------------------------------------------------------
                                                                      36,509,319    (1,317,956)   (153,387,990)  2,866,662
----------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES.............  (378,414,340)   (4,010,472)      3,172,369   2,067,361
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(376,309,117)  $(3,947,892) $   16,451,196  $2,315,686
----------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of:......................... $     120,891   $     7,460  $       26,004  $    2,962


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                                                           SP Jennison
                                                             Prudential                International Growth
                                                         Jennison Portfolio                 Portfolio
                                                  -------------------------------  ---------------------------
                                                                                                  September 22,
                                                                                                    2000 (c)
                                                    Six Months      Year Ended       Six Months      through
                                                  Ended June 30,   December 31,    Ended June 30, December 31,
                                                       2001            2000             2001          2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)................... $    2,105,223  $       703,384   $     62,580  $      7,879
  Net realized gain (loss) on investments and
   foreign currencies............................   (414,923,659)     369,567,025     (2,692,516)     (161,753)
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies....................................     36,509,319   (1,010,479,700)    (1,317,956)     (784,454)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS................   (376,309,117)    (640,209,291)    (3,947,892)     (938,328)
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.......................................     (1,484,978)        (703,377)       (11,128)           --
   Class II......................................            (10)              (7)        (2,354)           --
----------------------------------------------------------------------------------------------------------------
                                                      (1,484,988)        (703,384)       (13,482)           --
----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I.......................................             --          (30,690)            --            --
   Class II......................................             --               --             --            --
----------------------------------------------------------------------------------------------------------------
                                                              --          (30,690)            --            --
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.......................................    (23,590,806)    (413,356,512)            --            --
   Class II......................................       (258,609)      (1,617,246)            --            --
----------------------------------------------------------------------------------------------------------------
                                                     (23,849,415)    (414,973,758)            --            --
----------------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............    (25,334,403)    (415,707,832)       (13,482)           --
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold.............................    234,339,655    1,068,099,635    106,469,740    21,964,625
  Capital stock issued in reinvestment of
   dividends and distributions...................     25,334,403      415,707,832         13,482            --
  Capital stock repurchased......................   (307,592,187)    (292,509,262)   (92,497,559)  (10,712,733)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS..............................    (47,918,129)   1,191,298,205     13,985,663    11,251,892
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS...........................................   (449,561,649)     135,381,082     10,024,289    10,313,564
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period............................  2,906,048,943    2,770,667,861     10,313,564            --
----------------------------------------------------------------------------------------------------------------
  End of period (b).............................. $2,456,487,294  $ 2,906,048,943   $ 20,337,853  $ 10,313,564
----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold....................................     10,896,661       32,459,159     15,005,208     2,424,832
  Shares issued in reinvestment of dividends
   and distributions.............................      1,223,361       17,750,417          1,876            --
  Shares repurchased.............................    (14,601,746)      (9,214,265)   (12,996,080)   (1,210,788)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING....................................     (2,481,724)      40,995,311      2,011,004     1,214,044
----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of:.................................. $      589,579               --   $     36,823            --
(c)  Commencement of operations.


                                                               Value
                                                             Portfolio
                                                  ------------------------------


                                                    Six Months      Year Ended
                                                  Ended June 30,   December 31,
                                                       2001            2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)................... $   13,278,827  $   42,050,472
  Net realized gain (loss) on investments and
   foreign currencies............................    156,560,359     222,145,341
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies....................................   (153,387,990)     (6,897,333)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS................     16,451,196     257,298,480
----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.......................................    (11,535,205)    (41,177,890)
   Class II......................................             --              --
----------------------------------------------------------------------------------
                                                     (11,535,205)    (41,177,890)
----------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I.......................................    (91,047,443)   (137,387,857)
   Class II......................................             --              --
----------------------------------------------------------------------------------
                                                     (91,047,443)   (137,387,857)
----------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.......................................    (91,047,443)   (137,387,857)
   Class II......................................             --              --
----------------------------------------------------------------------------------
                                                     (91,047,443)   (137,387,857)
----------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............   (102,582,648)   (178,565,747)
----------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold.............................    137,788,263     100,342,995
  Capital stock issued in reinvestment of
   dividends and distributions...................    102,582,648     178,565,747
  Capital stock repurchased......................   (183,063,977)   (406,345,874)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS..............................     57,306,934    (127,437,132)
----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS...........................................    (28,824,518)    (48,704,399)
----------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period............................  1,975,334,961   2,024,039,360
----------------------------------------------------------------------------------
  End of period (b).............................. $1,946,510,443  $1,975,334,961
----------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold....................................      6,836,621       5,237,156
  Shares issued in reinvestment of dividends
   and distributions.............................      5,295,955       9,153,385
  Shares repurchased.............................     (9,063,156)    (21,540,001)
----------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING....................................      3,069,420      (7,149,460)
----------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of:.................................. $    6,470,654  $    4,727,032
(c)  Commencement of operations.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)




                                                                                                      20/20 Focus
                                                                                                       Portfolio
                                                                                              --------------------------
                                                                                                Six Months     Year Ended
                                                                                              Ended June 30,  December 31,
                                                                                                   2001           2000
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net investment income (loss)...............................................................  $   248,325    $   406,569
  Net realized gain (loss) on investments and foreign currencies.............................     (799,301)     1,139,438
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.    2,866,662     (5,844,412)
------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.............................    2,315,686     (4,298,405)
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I...................................................................................     (252,217)      (406,232)
   Class II..................................................................................       (2,162)          (337)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  (254,379)      (406,569)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I...................................................................................   (1,575,383)    (1,505,007)
   Class II..................................................................................      (14,249)        (7,513)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                (1,589,632)    (1,512,520)
------------------------------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...........................................................   (1,844,011)    (1,919,089)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold.........................................................................    2,602,692     41,237,730
  Capital stock issued in reinvestment of dividends and distributions........................    1,844,011      1,919,089
  Capital stock repurchased..................................................................   (6,447,396)    (5,447,898)
------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.............   (2,000,693)    37,708,921
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................................................   (1,529,018)    31,491,427
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period........................................................................   96,539,049     65,047,622
------------------------------------------------------------------------------------------------------------------------------
  End of period..............................................................................  $95,010,031    $96,539,049
------------------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold................................................................................     229,423      10,114,085
  Shares issued in reinvestment of dividends and distributions...............................     165,682         187,496
  Shares repurchased.........................................................................    (589,902)     (1,515,559)
------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING..............................................     (194,797)     8,786,022
------------------------------------------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                       THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                         PRUDENTIAL JENNISON PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 98.5%                         Value
                                          Shares      (Note 2)
COMMON STOCKS                            --------- --------------
Advertising -- 1.4%
  Omnicom Group, Inc....................   392,500 $   33,755,000
                                                   --------------
Aerospace -- 0.6%
  Northrop Grumman Corp.................   194,400     15,571,440
                                                   --------------
Banks and Savings & Loans -- 1.1%
  Bank One Corp.........................   785,100     28,106,580
                                                   --------------
Commercial Services -- 0.7%
  Concord EFS, Inc.(a)..................   312,800     16,268,728
                                                   --------------
Computers -- 6.2%
  Dell Computer Corp.(a)................ 1,588,000     41,526,200
  EMC Corp.(a)..........................   752,900     21,871,745
  International Business Machines Corp.
   (IBM)................................   505,300     57,098,900
  Sun Microsystems, Inc.(a)............. 1,960,000     30,811,200
                                                   --------------
                                                      151,308,045
                                                   --------------
Computer Software & Services -- 8.3%
  ASM Lithography Holding NV
   (Netherlands)(a).....................   895,000     19,929,325
  Cisco Systems, Inc.(a)................ 2,092,600     38,085,320
  Microsoft Corp.(a).................... 1,444,400    105,441,200
  Oracle Corp.(a)....................... 1,151,800     21,884,200
  VERITAS Software Corp.(a).............   263,600     17,537,308
                                                   --------------
                                                      202,877,353
                                                   --------------
Diversified Operations -- 5.1%
  General Electric Co................... 2,067,400    100,785,750
  Tyco International Ltd................   458,700     24,999,150
                                                   --------------
                                                      125,784,900
                                                   --------------
Drugs & Medical Supplies -- 15.7%
  Abbott Laboratories...................   860,000     41,288,600
  American Home Products Corp........... 1,282,600     74,955,144
  Amgen, Inc.(a)........................ 1,056,400     64,102,352
  Baxter International, Inc.............   383,700     18,801,300
  Genetech, Inc.(a).....................   734,700     40,481,970
  Johnson & Johnson.....................   577,000     28,850,000
  Pfizer, Inc........................... 1,313,900     52,621,695
  Pharmacia Corp........................ 1,020,594     46,896,294
  Sepracor, Inc.(a).....................   449,900     17,906,020
                                                   --------------
                                                      385,903,375
                                                   --------------
Electronics -- 4.6%
  Applied Materials, Inc.(a)............   253,900     12,466,490
  Intel Corp............................ 1,271,100     37,179,675
  STMicroelectronics NV, ADR
   (Switzerland)(b).....................   219,400      7,459,600
  Texas Instruments, Inc................ 1,766,500     55,644,750
                                                   --------------
                                                      112,750,515
                                                   --------------
Exchange - Traded Funds -- 1.0%
  Nasdaq-100 Index Tracking Stock(a)....   557,000     25,454,900
                                                   --------------

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Financial Services -- 12.7%
          American Express Co..................   996,500 $   38,664,200
          Citigroup, Inc....................... 2,092,200    110,551,848
          Goldman Sachs Group, Inc.............   327,700     28,116,660
          Household International, Inc.........   479,100     31,955,970
          J.P. Morgan Chase & Co.(a)...........   397,300     17,719,580
          J.P. Morgan Chase & Co.(a)...........   397,300     17,719,580
          Merrill Lynch & Co., Inc.............   813,200     48,182,100
          Morgan Stanley Dean Witter & Co......   571,240     36,690,745
                                                          --------------
                                                             311,881,103
                                                          --------------
        Food & Beverage -- 2.4%
          PepsiCo, Inc......................... 1,349,100     59,630,220
                                                          --------------
        Insurance -- 3.9%
          American International Group, Inc....   799,037     68,717,182
          Hartford Financial Services Group,
           Inc. (The)..........................   404,800     27,688,320
                                                          --------------
                                                              96,405,502
                                                          --------------
        Internet Services -- 0.6%
          eBay, Inc.(a)........................   215,700     14,773,293
                                                          --------------
        Leisure -- 0.8%
          Starwood Hotels & Resorts Worldwide,
           Inc.(a).............................   546,500     20,373,520
                                                          --------------
        Manufacturing -- 1.1%
          Minnesota Mining and Manufacturing
           Co. (3M)............................   234,700     26,779,270
                                                          --------------
        Media -- 10.8%
          AOL Time Warner, Inc.(a)............. 1,110,200     58,840,600
          AT&T Corp. Liberty Media Group
           (Class "A" Stock)(a)................ 3,489,400     61,029,606
          Knight-Ridder, Inc...................   136,000      8,064,800
          New York Times Co. (The)
           (Class "A" Stock)(b)................   274,000     11,508,000
          Pearson PLC, ADR (United
           Kingdom)(a).........................   503,200      8,569,496
          Tribune Co...........................    30,100      1,204,301
          Univision Communications, Inc.(a)....   863,500     36,940,530
          Viacom, Inc.(a)...................... 1,504,119     77,838,158
                                                          --------------
                                                             263,995,491
                                                          --------------
        Oil & Gas Services -- 4.3%
          Halliburton Co....................... 1,453,400     51,741,040
          Schlumberger, Ltd.................... 1,036,900     54,592,785
                                                          --------------
                                                             106,333,825
                                                          --------------
        Retail -- 11.6%
          BJ's Wholesale Club, Inc.(a).........   108,000      5,752,080
          Home Depot, Inc...................... 1,919,700     89,362,035
          Kohl's Corp.(a)...................... 1,220,000     76,530,600
          Target Corp.......................... 1,021,200     35,333,520
          Tiffany & Co......................... 1,120,000     40,566,400
          Wal-Mart Stores, Inc.................   770,400     37,595,520
                                                          --------------
                                                             285,140,155
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

June 30, 2001 (Unaudited)


                                                              Value
        COMMON STOCKS                           Shares       (Note 2)
        (Continued)                            ---------- --------------
        Semiconductor Equipment -- 1.1%
          KLA-Tencor Corp.(a).................    220,500 $   12,892,635
          Novellus Systems, Inc.(a)...........    241,300     13,703,427
                                                          --------------
                                                              26,596,062
                                                          --------------
        Telecommunications -- 4.5%
          Nokia Corp. ADR (Finland)...........  2,089,300     46,048,172
          NTL, Inc.(a)........................    344,500      4,151,225
          Qwest Communications International,
           Inc.(a)............................    782,800     24,947,836
          Vodafone Air Touch Group PLC, ADR
           (United Kingdom)...................  1,527,481     34,139,201
                                                          --------------
                                                             109,286,434
                                                          --------------
        TOTAL COMMON STOCKS
         (cost $2,500,647,249)...........................  2,418,975,711
                                                          --------------

                                               Principal
                                                Amount
        LONG TERM                                (000)
        BONDS                                  ----------
        U.S. Government Obligation
          United States Treasury Bond,
           8.13%, 08/15/19(c)(cost $128,538).. $      101        128,538
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $2,500,775,787)...........................  2,419,104,249
                                                          --------------

                                           Principal
                                            Amount       Value
            SHORT-TERM                       (000)      (Note 2)
            INVESTMENT -- 2.4%             -------   --------------
            Repurchase Agreement
              Joint Repurchase Agreement
               Account,
               3.97%, 07/02/01
               (cost $60,479,000; Note 5).  $60,479  $   60,479,000
                                                     --------------
            TOTAL INVESTMENTS -- 100.9%
             (cost $2,561,254,787; Note 6)..........  2,479,583,249
                                                     --------------
            LIABILITIES IN EXCESS OF OTHER
             ASSETS -- (0.9)%.......................    (23,095,955)
                                                     --------------
            NET ASSETS -- 100.0%.................... $2,456,487,294
                                                     ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $131,648; cash collateral of $131,648 was received with which the portfolio purchased securities.

(c)Represents securities purchased with cash collateral received for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

June 30, 2001 (Unaudited)


LONG-TERM INVESTMENTS -- 82.4%                   Value
                                       Shares   (Note 2)
COMMON STOCKS -- 80.2%                -------- -----------
Australia -- 3.0%
  Brambles Industries, Ltd...........   24,700 $   605,427
                                               -----------
Denmark -- 3.1%
  H. Lundbeck A/S....................    6,700     190,644
  ISS A/S(a).........................    1,925     112,836
  Novo Nordisk A/S (Class "B" Stock).    7,190     318,337
                                               -----------
                                                   621,817
                                               -----------
Federal Republic of Germany -- 2.9%
  SAP AG.............................    4,300     598,140
                                               -----------
Finland -- 2.0%
  Nokia Oy...........................   18,200     413,474
                                               -----------
France -- 12.0%
  Altran Technologies SA.............    2,900     135,360
  Aventis SA.........................    7,000     560,194
  Sanofi-Synthelabo SA...............   10,900     716,897
  Societe Television Francaise 1.....    6,200     181,316
  STMicroelectronics NV..............   13,477     468,927
  TotalFinaElf SA....................    2,683     376,604
                                               -----------
                                                 2,439,298
                                               -----------
Hong Kong -- 7.6%
  China Mobile, Ltd.(a)..............   73,000     384,659
  Convenience Retail Asia, Ltd.(a)...    1,061         351
  Johnson Electric Holdings, Ltd.....  418,900     571,967
  Li & Fung, Ltd.....................  361,100     592,582
                                               -----------
                                                 1,549,559
                                               -----------
Italy -- 3.0%
  Banca Fideuram SpA.................   30,450     289,940
  Saeco International Group SpA......   49,750     185,770
  Tod's SpA..........................    3,475     138,901
                                               -----------
                                                   614,611
                                               -----------
Japan -- 2.8%
  NEC Corp...........................   12,000     162,195
  NTT DoCoMo, Inc....................       23     400,353
                                               -----------
                                                   562,548
                                               -----------
Netherlands -- 7.6%
  ASM International NV(a)............    4,900      97,265
  ASML Holding NV(a).................   25,800     580,003
  Gucci Group........................    4,000     330,464
  VNU NV.............................   15,907     539,979
                                               -----------
                                                 1,547,711
                                               -----------
Singapore -- 3.3%
  Datacraft Asia, Ltd................   20,000      81,600
  DBS Group Holdings, Ltd............   81,000     595,555
                                               -----------
                                                   677,155
                                               -----------
Spain -- 4.4%
  Banco Bilbao Vizcaya Argenteria SA.   37,200     482,386
  Industria de Diseno Textil SA(a)...   25,500     407,925
                                               -----------
                                                   890,311
                                               -----------
Switzerland -- 3.4%
  Serono SA (Class "B" Stock)........      655     650,404
  TEMENOS Group AG(a)................    3,861      46,240
                                               -----------
                                                   696,644
                                               -----------

                                                               Value
        COMMON STOCKS                               Shares    (Note 2)
        (Continued)                                --------  -----------
        Taiwan -- 0.3%
          Taiwan Semiconductor Manufacturing Co.,
           Ltd. (ADR).............................    3,360  $    51,038
                                                             -----------
        United Kingdom -- 24.8%
          AstraZeneca PLC (ADR)...................    3,600      168,300
          AstraZeneca PLC.........................    3,600      168,585
          Capita Group PLC........................   43,300      283,071
          COLT Telecom Group PLC(a)...............   94,600      657,888
          Diageo PLC..............................   36,200      399,116
          Dimension Data Holdings PLC(a)..........   82,000      312,949
          International Power PLC.................   86,700      367,345
          Logica PLC..............................   52,630      642,007
          Marconi PLC.............................   74,600      266,781
          Pearson PLC.............................   37,682      624,248
          Reckitt Benckiser PLC...................   27,800      402,777
          Reed International PLC..................   30,600      272,494
          Vodafone Group PLC......................  218,220      485,815
                                                             -----------
                                                               5,051,376
                                                             -----------
        TOTAL COMMON STOCKS
         (cost $18,441,769).................................  16,319,109
                                                             -----------
        PREFERRED STOCKS -- 2.2%
        Germany
          MLP AG..................................    1,682      187,136
          Porsche AG..............................      130       44,141
          Wella AG................................    4,200      203,971
                                                             -----------
        TOTAL PREFERRED STOCKS
         (cost $415,059)....................................     435,248
                                                             -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $18,856,828).................................  16,754,357
                                                             -----------
                                                   Principal
                                                    Amount
        SHORT-TERM                                   (000)
        INVESTMENT -- 13.6%                        ---------
        Repurchase Agreement
          Joint Repurchase Agreement Account,
           3.97%, 07/02/01
           (cost $2,775,000; Note 5).............. $  2,775    2,775,000
                                                             -----------
        TOTAL INVESTMENTS -- 96.0%
          (cost $21,631,828; Note 6)......................   19,529,357
        UNREALIZED APPRECIATION ON FORWARD
         FOREIGN CURRENCY CONTRACTS(b)......................          37
        OTHER ASSETS IN EXCESS OF
         LIABILITIES -- 4.0%................................     808,459
                                                             -----------
        TOTAL NET ASSETS -- 100.0%.......................... $20,337,853
                                                             ===========

The following abbreviations are used in the portfolio descriptions:

             ADR American Depository Receipt
             AG  Aktiengesellschaft German Stock Company)
             A/S Aktieselskab Danish tock Company)
             NV  Naamloze Vennootschap (Dutch Corporation)
             Oy  Osakehio (Finnish Corporation)
             PLC Public Limited Company (British Corporation)
             SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
             SpA Societa per Azione (Italian Corporation)

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

June 30, 2001 (Unaudited)



(a)Non-Income producing security.

(b)Outstanding forward currency contracts as of June 30, 2001 were as follows:

Foreign Currency        Value at     Current Appreciation/
Contracts            Settlement Date  Value  (Depreciation)
----------------     --------------- ------- --------------
Purchased:
  Pounds Sterling
   expiring 7/2/01       $77,527     $77,455      $(72)
   expiring 7/3/01        39,692      39,801       109
                                                  ----
                                                  $ 37
                                                  ====

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2001 were as follows:

Pharmaceuticals......................  13.6%
Repurchase Agreements................  13.6%
Media & Entertainment................   8.0%
Computer Software & Services.........   7.9%
Banks & Financial Services...........   7.6%
Telecommunication Services...........   7.5%
Semiconductors.......................   5.9%
Telecommunications Equipment.........   5.7%
Electronics..........................   3.6%
Commercial Services..................   3.5%
Distribution/Wholesale...............   2.9%
Retail...............................   2.7%
Food & Beverage......................   2.0%
Consumer Products....................   2.0%
Oil & Gas Services...................   1.9%
Utilities............................   1.8%
Apparel..............................   1.6%
Human Resources......................   1.4%
Cosmetics & Toiletries...............   1.0%
Appliances...........................   0.9%
Engineering..........................   0.7%
Automobiles & Manufacturing..........   0.2%
                                      -----
                                       96.0%
Other assets in excess of liabilities   4.0%
                                      -----
                                      100.0%
                                      =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

                                VALUE PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 95.7%                       Value
                                         Shares     (Note 2)
COMMON STOCKS                            ------- ---------------
Advertising -- 0.3%
  Lamar Advertising Co.(a).............. 140,700 $     6,190,800
                                                 ---------------
Aerospace -- 0.9%
  Boeing Co.............................  92,352       5,134,771
  Embraer -- Empresa Brasileira de
   Aeronautica SA ADR (Brazil).......... 171,700       6,704,885
  Northrop Grumman Corp.................  29,100       2,330,910
  United Technologies Corp..............  38,200       2,798,532
                                                 ---------------
                                                      16,969,098
                                                 ---------------
Agricultural Products -- 0.5%
  Monsanto Co........................... 267,900       9,912,300
                                                 ---------------
Automobiles & Trucks -- 1.2%
  Dana Corp............................. 118,000       2,754,120
  Ford Motor Co......................... 363,000       8,911,650
  Navistar International Corp.(a)....... 420,400      11,825,852
                                                 ---------------
                                                      23,491,622
                                                 ---------------
Banks and Savings & Loans -- 5.5%
  Bank of America Corp.................. 554,600      33,292,638
  Comerica, Inc......................... 174,500      10,051,200
  Freddie Mac........................... 214,300      15,001,000
  PNC Financial Services Group.......... 419,300      27,585,747
  U.S. Bancorp.......................... 265,800       6,057,582
  Washington Mutual, Inc................ 299,100      11,231,205
  Wells Fargo & Co......................  63,600       2,952,948
                                                 ---------------
                                                     106,172,320
                                                 ---------------
Business Services -- 0.3%
  Interpublic Group of Cos., Inc........ 126,700       3,718,645
  KPMG Consulting, Inc.(a).............. 113,400       1,740,690
                                                 ---------------
                                                       5,459,335
                                                 ---------------
Chemicals -- 1.4%
  Dow Chemical Co....................... 214,600       7,135,450
  Eastman Chemical Co...................  42,152       2,007,700
  Lyondell Chemical Co.................. 741,200      11,399,656
  Millennium Chemicals, Inc............. 485,098       7,300,725
                                                 ---------------
                                                      27,843,531
                                                 ---------------
Computers -- 2.9%
  Dell Computer Corp.(a)................ 510,800      13,357,420
  Hewlett-Packard Co.................... 141,600       4,049,760
  International Business Machines Corp.. 299,500      33,843,500
  Parametric Technology Corp.(a)........ 266,200       3,724,138
  Sun Microsystems, Inc.(a)............. 110,422       1,735,834
                                                 ---------------
                                                      56,710,652
                                                 ---------------
Computer Software & Services -- 2.3%
  BMC Software, Inc.(a)................. 494,400      11,143,776
  Cisco Systems, Inc.(a)................ 435,250       7,921,550
  Electronic Data Systems Corp..........  58,800       3,675,000
  Microsoft Corp.(a).................... 287,800      21,009,400
                                                 ---------------
                                                      43,749,726
                                                 ---------------
Diversified Consumer Products -- 1.7%
  Newell Rubbermaid, Inc................  99,200       2,489,920
  Philip Morris Co., Inc................ 621,200      31,525,900
                                                 ---------------
                                                      34,015,820
                                                 ---------------

                                                         Value
            COMMON STOCKS                    Shares     (Note 2)
            (Continued)                      ------- ---------------
            Diversified Operations -- 4.2%
              Cendant Corp.(a).............. 293,680 $     5,726,760
              Centex Corp................... 307,300      12,522,475
              Corning, Inc.................. 105,200       1,757,892
              General Electric Co........... 203,600       9,925,500
              Honeywell International, Inc.. 288,100      10,080,619
              McDermott International, Inc.. 987,000      11,498,550
              Snap-on, Inc.................. 235,900       5,699,344
              Textron, Inc..................  92,400       5,085,696
              Tyco International, Ltd....... 371,900      20,268,550
                                                     ---------------
                                                          82,565,386
                                                     ---------------
            Drugs & Medical Supplies -- 3.6%
              Abbott Laboratories...........  99,900       4,796,199
              American Home Products Corp... 173,342      10,130,106
              Baxter International, Inc..... 214,670      10,518,830
              Bristol-Myers Squibb Co....... 140,200       7,332,460
              Johnson & Johnson............. 117,540       5,877,000
              Merck & Co., Inc.............. 156,700      10,014,697
              Pfizer, Inc................... 352,400      14,113,620
              Pharmacia Corp................ 154,300       7,090,085
                                                     ---------------
                                                          69,872,997
                                                     ---------------

           Electronics -- 0.8%
             Amphenol Corp. (Class "A" Stock)(a). 146,100   5,851,305
             Emerson Electric Co.................  76,500   4,628,250
             Intel Corp..........................  77,800   2,275,650
             Sanmina Corp.(a).................... 118,600   2,776,426
                                                          -----------
                                                           15,531,631
                                                          -----------
           Financial Services -- 10.5%
             A.G. Edwards, Inc................... 277,400  12,483,000
             Bear Stearns & Co., Inc............. 180,700  10,655,879
             Citigroup, Inc...................... 797,600  42,145,184
             Countrywide Credit Industries, Inc.. 262,700  12,052,676
             Fannie Mae.......................... 222,900  18,979,935
             FleetBoston Financial Corp.......... 528,490  20,848,930
             Household International, Inc........ 282,000  18,809,400
             J.P. Morgan Chase & Co.............. 302,200  13,478,120
             Legg Mason, Inc..................... 104,600   5,204,896
             Lehman Brothers Holdings, Inc....... 355,800  27,663,450
             Mellon Financial Corp............... 103,200   4,747,200
             Merrill Lynch & Co., Inc............  72,570   4,299,773
             Morgan Stanley Dean Witter & Co..... 206,100  13,237,803
                                                          -----------
                                                          204,606,246
                                                          -----------
           Food & Beverage -- 1.3%
             Anheuser-Busch Cos., Inc............ 129,500   5,335,400
             General Mills, Inc.................. 249,250  10,912,165
             Sara Lee Corp....................... 470,050   8,902,747
                                                          -----------
                                                           25,150,312
                                                          -----------
           Forest Products -- 2.1%
             Boise Cascade Corp.................. 285,400  10,037,518
             Georgia-Pacific Group............... 306,000  10,358,100
             International Paper Co..............  70,200   2,506,140
             Temple-Inland, Inc.................. 208,600  11,116,294
             Westvaco Corp.......................  83,900   2,037,931
             Weyerhaeuser Co.....................  70,600   3,880,882
                                                          -----------
                                                           39,936,865
                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

June 30, 2001 (Unaudited)


                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- ---------------
      Hospitals/Hospital Management -- 3.8%
        HCA -- The Healthcare Co................   458,400 $    20,715,096
        Health Management Associates,
         Inc.(a)................................   818,900      17,229,656
        Humana, Inc.(a)......................... 2,004,900      19,748,265
        Tenet Healthcare Corp...................   105,600       5,447,904
        Wellpoint Health Networks, Inc.(a)......   115,800      10,912,992
                                                           ---------------
                                                                74,053,913
                                                           ---------------
      Household Products & Personal Care -- 1.2%
        Colgate-Palmolive Co....................   121,300       7,155,487
        Gillette Co.............................   354,900      10,288,551
        Kimberly-Clark Corp.....................    60,100       3,359,590
        Procter & Gamble Co.....................    36,000       2,296,800
                                                           ---------------
                                                                23,100,428
                                                           ---------------
      Instrument - Controls -- 0.3%
        Johnson Controls, Inc...................    32,100       2,326,287
        Parker-Hannifin Corp....................    63,600       2,699,184
                                                           ---------------
                                                                 5,025,471
                                                           ---------------
      Insurance -- 6.3%
        ACE, Ltd................................   128,500       5,023,065
        Allstate Corp...........................   458,900      20,187,011
        American General Corp...................    68,900       3,200,405
        American International Group, Inc.......    77,000       6,622,000
        Chubb Corp..............................    40,900       3,166,887
        CIGNA Corp..............................   108,000      10,348,560
        Hartford Financial Services Group, Inc..   258,600      17,688,240
        Lincoln National Corp...................   242,600      12,554,550
        Marsh & McLennan Cos., Inc..............    92,800       9,372,800
        St. Paul Cos., Inc......................   249,800      12,662,362
        XL Capital, Ltd. (Class "A" Stock)......   258,600      21,231,060
                                                           ---------------
                                                               122,056,940
                                                           ---------------
      Leisure -- 0.7%
        Brunswick Corp..........................   208,700       5,015,061
        Carnival Corp...........................   183,300       5,627,310
        Royal Caribbean Cruises, Ltd............   155,200       3,431,472
                                                           ---------------
                                                                14,073,843
                                                           ---------------
      Manufacturing -- 0.2%
        Cascade Corp............................   117,700       1,177,000
        Deere & Co..............................    64,300       2,433,755
                                                           ---------------
                                                                 3,610,755
                                                           ---------------
      Media -- 3.1%
        AOL Time Warner, Inc.(a)................   334,900      17,749,700
        Gannett Co., Inc........................    70,700       4,659,130
        McGraw-Hill Cos., Inc...................   177,700      11,754,855
        Metro-Goldwyn-Mayer, Inc.(a)............   444,800      10,074,720
        New York Times Co. (The)
         (Class "A" Stock)......................   239,400      10,054,800
        Viacom, Inc. (Class "B" Stock)(a).......   105,700       5,469,975
                                                           ---------------
                                                                59,763,180
                                                           ---------------
      Metals - Non Ferrous -- 1.7%
        Alcoa, Inc..............................   379,300      14,944,420
        Phelps Dodge Corp.......................   160,500       6,660,750
        Stillwater Mining Co.(a)................   393,300      11,504,025
                                                           ---------------
                                                                33,109,195
                                                           ---------------

                                                             Value
       COMMON STOCKS                            Shares      (Note 2)
       (Continued)                             --------- ---------------
       Office Equipment & Supplies -- 0.7%
         Xerox Corp........................... 1,479,000 $    14,154,030
                                                         ---------------
       Oil & Gas -- 4.9%
         Chevron Corp.........................   167,700      15,176,850
         El Paso Corp.........................   183,264       9,628,691
         Exxon Mobil Corp.....................   273,400      23,881,490
         Praxair, Inc.........................   100,750       4,735,250
         Sempra Energy........................   312,400       8,541,016
         Sunoco, Inc..........................    89,600       3,282,048
         Texaco, Inc..........................    68,300       4,548,780
         TotalFinaElf SA, ADR (France)........   139,500       9,792,900
         Williams Cos., Inc...................   502,600      16,560,670
                                                         ---------------
                                                              96,147,695
                                                         ---------------
       Oil & Gas Exploration & Production -- 4.0%
         Amerada Hess Corp....................   151,000      12,200,800
         Anadarko Petroleum Corp..............    97,200       5,251,716
         Conoco, Inc. (Class "B" Stock).......   155,900       4,505,510
         Diamond Offshore Drilling, Inc.......   394,100      13,025,005
         ENSCO International, Inc.............   779,900      18,249,660
         Noble Affiliates, Inc................   114,600       4,051,110
         Talisman Energy, Inc. (Canada).......   493,300      18,789,797
         Unocal Corp..........................    74,000       2,527,100
                                                         ---------------
                                                              78,600,698
                                                         ---------------
       Oil & Gas Services -- 2.1%
         Baker Hughes, Inc.(a)................   120,800       4,046,800
         FMC Technologies, Inc.(a)............   294,100       6,073,165
         Halliburton Co.......................   197,800       7,041,680
         Nabors Industries, Inc.(a)...........   233,000       8,667,600
         Santa Fe International Corp..........   320,100       9,282,900
         Schlumberger, Ltd....................   114,400       6,023,160
                                                         ---------------
                                                              41,135,305
                                                         ---------------
       Real Estate Investment Trust -- 3.1%
         Avalonbay Communities, Inc...........   124,400       5,815,700
         Equity Office Properties Trust.......   394,700      12,484,361
         Equity Residential Properties Trust..   173,800       9,828,390
         Security Capital Group, Inc.
          (Class "B" Stock)(a)................   351,300       7,517,820
         Spieker Properties, Inc..............   107,270       6,430,836
         Starwood Hotels & Resorts Worldwide,
          Inc.................................   492,000      18,341,760
                                                         ---------------
                                                              60,418,867
                                                         ---------------
       Restaurants -- 0.4%
         McDonald's Corp......................   186,500       5,046,690
         Wendy's International, Inc...........   114,600       2,926,884
                                                         ---------------
                                                               7,973,574
                                                         ---------------
       Retail -- 3.7%
         CVS Corp.............................    75,000       2,895,000
         Federated Department Stores, Inc.(a).   412,000      17,510,000
         Home Depot, Inc......................   230,000      10,706,500
         Lowe's Cos., Inc.....................    62,750       4,552,512
         Mattel, Inc..........................   212,100       4,012,932
         May Department Stores Co.............   200,700       6,875,982
         Safeway, Inc.(a).....................   109,600       5,260,800
         Target Corp..........................   251,500       8,701,900
         The Limited, Inc.....................   715,900      11,826,668
                                                         ---------------
                                                              72,342,294
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

June 30, 2001 (Unaudited)


       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Semiconductors -- 2.4%
         Altera Corp.(a)......................    91,600 $     2,656,400
         Analog Devices, Inc.(a)..............   104,700       4,528,275
         LSI Logic Corp.(a)...................   459,600       8,640,480
         National Semiconductor Corp.(a)......   351,100      10,224,032
         Texas Instruments, Inc...............   483,400      15,227,100
         USX-Marathon Corp....................   150,950       4,454,535
         Xilinx, Inc.(a)......................    37,300       1,538,252
                                                         ---------------
                                                              47,269,074
                                                         ---------------
       Telecommunications -- 8.9%
         ALLTEL Corp..........................   171,800      10,524,468
         AT&T Corp............................   448,300       9,862,600
         CenturyTel, Inc......................   381,200      11,550,360
         General Motors Corp. (Class "H"
          Stock)(a)...........................   254,200       5,147,550
         Motorola, Inc........................ 1,057,900      17,518,824
         Nortel Networks Corp. (Canada).......   175,000       1,590,750
         Qwest Communications International,
          Inc.................................   414,100      13,197,367
         SBC Communications, Inc..............   726,960      29,122,018
         Sprint Corp. (Fon Group)(a)..........   640,000      13,670,400
         Tellabs, Inc.(a).....................   134,700       2,610,486
         Verizon Communications, Inc..........   744,600      39,836,100
         Williams Communications Group, Inc...   277,477         818,557
         WorldCom, Inc. - MCI Group...........    40,360         649,796
         WorldCom, Inc. - WorldCom Group(a)... 1,174,900      16,683,580
                                                         ---------------
                                                             172,782,856
                                                         ---------------
       Tobacco -- 0.6%
         R.J. Reynolds Tobacco Holdings, Inc..   199,600      10,898,160
                                                         ---------------
       Transportation -- 1.4%
         Burlington Northern Santa Fe Corp....    83,900       2,531,263
         General Maritime Corp.(a)............   298,700       4,361,020
         Teekay Shipping Corp. (Bahamas)......   173,600       6,947,472
         Union Pacific Corp...................   253,100      13,897,721
                                                         ---------------
                                                              27,737,476
                                                         ---------------
       Utilities - Electric -- 6.0%
         American Electric Power Co., Inc.....   224,000      10,342,080
         Cinergy Corp.........................    80,300       2,806,485
         Constellation Energy Group, Inc......    56,000       2,385,600
         Duke Energy Corp.....................   336,980      13,145,590
         Exelon Corp..........................   327,350      20,989,682
         FPL Group, Inc.......................   111,800       6,731,478
         Mirant Corp.(a)......................   116,256       3,999,206
         NiSource, Inc........................   452,100      12,355,893
         PG&E Corp............................ 1,215,600      13,614,720
         Pinnacle West Capital Corp...........   189,400       8,977,560
         Reliant Resources, Inc.(a)...........   114,600       2,830,620
         Southern Co..........................   204,400       4,752,300
         TXU Corp.............................   270,400      13,030,576
                                                         ---------------
                                                             115,961,790
                                                         ---------------
       Waste Management -- 0.7%
         Waste Management, Inc................   469,900      14,482,318
                                                         ---------------
       TOTAL LONG-TERM INVESTMENTS
        (cost $1,780,918,935)...........................   1,862,876,503
                                                         ===============

                                            Principal
                                             Amount       Value
           SHORT-TERM                         (000)      (Note 2)
           INVESTMENT -- 3.4%               -------   --------------
           Repurchase Agreement
              Joint Repurchase Agreement,
               3.97%, 07/02/01
               (cost $65,952,000; Note 5)..  $65,952  $   65,952,000
                                                      --------------
           TOTAL INVESTMENTS -- 99.1%
            (cost $1,846,870,935; Note 6)............  1,928,828,503
           ASSETS IN EXCESS OF OTHER
            LIABILITIES -- 0.9%......................     17,681,940
                                                      --------------
           NET ASSETS -- 100.0%...................... $1,946,510,443
                                                      ==============

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                             20/20 FOCUS PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 92.9%                             Value
                                                 Shares   (Note 2)
COMMON STOCKS                                    ------- -----------
Aerospace -- 5.2%
  Boeing Co. (The)..............................  38,700 $ 2,151,720
  Northrop Grumman Corp.........................  35,300   2,827,530
                                                         -----------
                                                           4,979,250
                                                         -----------
Agricultural Products -- 2.2%
  Monsanto Co...................................  55,900   2,068,300
                                                         -----------
Computers -- 2.1%
  Dell Computer Corp.(a)........................  75,200   1,966,480
                                                         -----------
Computer Software & Services -- 4.7%
  BMC Software, Inc.(a).........................  76,300   1,719,802
  Microsoft Corp.(a)............................  37,400   2,730,200
                                                         -----------
                                                           4,450,002
                                                         -----------
Diversified Manufacturing -- 1.5%
  Pall Corp.....................................  60,200   1,416,506
                                                         -----------
Drugs & Medical Supplies -- 7.9%
  American Home Products Corp...................  32,900   1,922,676
  Amgen, Inc.(a)................................  31,700   1,923,556
  Johnson & Johnson.............................  42,500   2,125,000
  Laboratory Corp. of America Holdings(a).......  20,500   1,576,450
                                                         -----------
                                                           7,547,682
                                                         -----------
Electronics -- 3.8%
  Intel Corp....................................  53,600   1,567,800
  Texas Instruments, Inc........................  63,400   1,997,100
                                                         -----------
                                                           3,564,900
                                                         -----------
Financial Services -- 11.6%
  Citigroup, Inc................................  44,333   2,342,556
  FleetBoston Financial Corp.................... 103,200   4,071,240
  Household International, Inc..................  38,400   2,561,280
  J.P. Morgan Chase & Co........................  45,200   2,015,920
                                                         -----------
                                                          10,990,996
                                                         -----------
Forest Products -- 6.8%
  Boise Cascade Corp............................  96,000   3,376,320
  Temple-Inland, Inc............................  58,500   3,117,465
                                                         -----------
                                                           6,493,785
                                                         -----------
Insurance -- 10.1%
  Allstate Corp.................................  57,600   2,533,824
  Hartford Financial Services Group, Inc. (The).  35,900   2,455,560
  XL Capital, Ltd.(Class "A" Stock).............  56,000   4,597,600
                                                         -----------
                                                           9,586,984
                                                         -----------
Media -- 7.2%
  AOL Time Warner, Inc.(a)......................  45,800   2,427,400
  AT&T Corp.-Liberty Media Corp.
   (Class "A" Stock)(a)......................... 114,900   2,009,601
  Viacom, Inc. (Class "B" Stock)(a).............  46,700   2,416,725
                                                         -----------
                                                           6,853,726
                                                         -----------
Metals - Ferrous -- 2.7%
  Nucor Corp....................................  52,700   2,576,503
                                                         -----------
Metals - Non Ferrous -- 2.2%
  Alcoa, Inc....................................  54,100   2,131,540
                                                         -----------
Oil & Gas -- 1.6%
  BJ Services Co.(a)............................  52,000   1,475,760
                                                         -----------

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                            -------   ------------
         Oil & Gas Exploration & Production -- 4.8%
           Conoco, Inc. (Class "A" Stock)......  160,700  $  4,531,740
                                                          ------------
         Oil & Gas Drilling -- 2.5%
           Diamond Offshore Drilling, Inc......   72,900     2,409,345
                                                          ------------
         Publishing -- 3.0%
           Knight-Ridder, Inc..................   48,200     2,858,260
                                                          ------------
         Retail -- 7.1%
           Home Depot, Inc.....................   50,200     2,336,810
           Kohl's Corp.(a).....................   32,000     2,007,360
           Tiffany & Co........................   65,100     2,357,922
                                                          ------------
                                                             6,702,092
                                                          ------------
         Telecommunications -- 5.9%
           General Motors Corp.
            (Class "H" Stock)(a)...............   90,700     1,836,675
           Sprint Corp. (FON Group)............   71,600     1,529,376
           Sprint Corp. (PCS Group)(a).........   94,300     2,277,345
                                                          ------------
                                                             5,643,396
                                                          ------------
         TOTAL LONG-TERM INVESTMENTS
          (cost $83,442,413).............................   88,247,247
                                                          ------------

                                                Principal
                                                 Amount
         SHORT-TERM                               (000)
         INVESTMENT -- 7.4%                     ---------
         Repurchase Agreement
           Joint Repurchase Agreement Account,
            3.97%, 07/02/01
            (cost $7,067,000; Note 5)..........   $7,067     7,067,000
                                                          ------------
         TOTAL INVESTMENTS -- 100.3%
          (cost $90,509,413; Note 6).....................   95,314,247
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (0.3)%...............................     (304,216)
                                                          ------------
         NET ASSETS -- 100.0%............................  $95,010,031
                                                          ============

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.
                                  (Unaudited)

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to four Portfolios: Prudential Jennison Portfolio, SP Jennison International Growth Portfolio, Value Portfolio and 20/20 Focus Portfolio.

       The Portfolios of the Series Fund have the following investment objectives:

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       Value Portfolio: Capital appreciation by investing in common stocks that are undervalued.

       20/20 Focus Portfolio: Long-term growth of capital by investing primarily in securities of U.S. companies.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.

       Short-term securities which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may be delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities
       - at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

                                      C1

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
       (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the

                                      C2
       gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund may lend its portfolio securities to broker-dealer's. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the six months ended June 30, 2001, PSI has been compensated by the following amounts:

                     Prudential Jennison Portfolio $14,011
                     Value Portfolio..............   9,732
                                                   -------
                                                   $23,743
                                                   =======

       Swaps: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       Net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

                                      C3

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Offering Expenses: Certain costs incurred in connection with the initial offering of shares of certain portfolios of the Fund were approximately $120,000. These costs have been deferred and are being amortized over a 12 month period from the date the respective Portfolios commenced operations.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PIFM has entered into subadvisory agreements with Jennison Associates LLC ("Jennison"), Victory Capital Management Inc. ("Victory") and Deutsche Asset Management Inc. ("Deutsche") (collectively, the "Subadvisors"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PIFM pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

       The management fee paid to PIFM is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                                                        Management
                             Portfolio                     Fee
                             ---------                  ----------
             Prudential Jennison Portfolio.............    0.60%
             SP Jennison International Growth Portfolio    0.85
             Value Portfolio...........................    0.40
             20/20 Focus Portfolio.....................    0.75

       The Subadvisors provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

                          Portfolio                         Subadvisor(s)
                          ---------                         -------------
          Prudential Jennison Portfolio............. Jennison
          SP Jennison International Growth Portfolio Jennison
          Value Portfolio........................... Jennison, Deutsche, Victory
          20/20 Focus Portfolio..................... Jennison

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PIFM has agreed to reimburse each Portfolio (other than the 20/20 Focus) the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding

                                      C4
       interest, taxes, and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                   Class I      Class II
                     Portfolio                  Expense limit Expense limit
                     ---------                  ------------- -------------
     Prudential Jennison Portfolio.............     0.75%         1.15%
     SP Jennison International Growth Portfolio     1.24          1.64
     Value Portfolio...........................     0.75          1.15

       PIMS, PIFM, PSI and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

       The Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 6, 2002. Prior to March 7, 2001 the maximum commitment under the SCA was $1 billion. The Series Fund did not borrow any amount pursuant to the SCA during the six months ended June 30, 2001.

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2001, the Series Fund incurred fees for the services of PMFS and as of June 30, 2001 fees were due to PMFS as follows:

                                              Amount Incurred
                                                  for the       Amount Due
                                              Six Months Ended     as of
                   Portfolio                   June 30, 2001   June 30, 2001
                   ---------                  ---------------- -------------
   Prudential Jennison Portfolio.............     $ 5,000         $  800
   SP Jennison International Growth Portfolio       1,500            300
   Value Portfolio...........................       3,400            500
   20/20 Focus Portfolio.....................         900            100
                                                  -------         ------
                                                  $10,800         $1,700
                                                  =======         ======

       For the six months ended June 30, 2001, PSI earned $109,018 in brokerage commissions from transactions executed on behalf of the Series Fund as follows:

                             Portfolio           Commissions
                             ---------           -----------
                   Prudential Jennison Portfolio  $107,195
                   Value Portfolio..............     1,823
                                                  --------
                                                  $109,018
                                                  ========

                                      C5

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $427,892,000 as of June 30, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                   Principal   Percentage
                       Portfolio                    Amount      Interest
                       ---------                  ------------ ----------
       Prudential Jennison Portfolio............. $ 60,479,000    14.14%
       SP Jennison International Growth Portfolio    2,775,000     0.65
       Value Portfolio...........................   65,952,000    15.41
       20/20 Focus Portfolio.....................    7,067,000     1.65
       All other portfolios......................  291,619,000    68.15
                                                  ------------   ------
                                                  $427,892,000   100.00%
                                                  ============   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       CS First Boston, 4.00%, in the principal amount of $138,947,000, repurchase price $138,993,316, due 07/02/2001. The value of the collateral including accrued interest was $141,727,621.

       Greenwich Capital Market, 3.99%, in the principal amount of $50,000,000, repurchase price $50,016,625, due 07/02/2001. The value of the collateral including accrued interest was $51,000,629.

       JP Morgan Chase, 3.92%, in the principal amount of $100,000,000, repurchase price $100,032,667, due 07/02/2001. The value of the collateral including accrued interest was $102,003,720.

       UBS Warburg, 3.98%, in the principal amount of $138,945,000, repurchase price $138,991,083, due 07/02/2001. The value of the collateral including accrued interest was $141,724,424.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the six months ended June 30, 2001 were as follows:

           Cost of Purchases:
                            Portfolio
                            ---------
           Prudential Jennison Portfolio............. $1,295,339,276
           SP Jennison International Growth Portfolio     20,306,067
           Value Portfolio...........................  2,490,717,118
           20/20 Focus Portfolio.....................     63,269,628

           Proceeds from Sales:
                           Portfolio
                           ---------
           Prudential Jennison Portfolio............. $1,313,618,570
           SP Jennison International Growth Portfolio      7,657,446
           Value Portfolio...........................  2,528,104,411
           20/20 Focus Portfolio.....................     63,940,964

       The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 2001 were as follows:

                                                            Total Net
           Portfolio             Appreciation Depreciation  Unrealized     Tax Basis
           ---------             ------------ ------------ ------------  --------------
Prudential Jennison Portfolio... $189,557,749 $271,292,210 $(81,734,461) $2,561,317,710
SP Jennison International Growth
  Portfolio.....................      426,921    2,532,919   (2,105,998)     21,635,355
Value Portfolio.................  198,508,057  117,071,652   81,436,405   1,847,392,098
20/20 Focus Portfolio...........    6,999,497    2,498,336    4,501,161      90,813,086

                                      C6

       For federal income tax purposes, the SP Jennison International Growth Portfolio had post October currency and capital losses deferred of $12,275 and $131,778, respectively, as of December 31, 2000. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

       Transactions in shares of common stock of the Prudential Jennison, SP Jennison International Growth, Value and 20/20 Focus Portfolios were as follows:



Prudential Jennison Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................   6,908,408  $  147,764,841
Capital stock issued in reinvestment of dividends and distributions   1,210,806      25,075,784
Capital stock repurchased.......................................... (11,580,357)   (241,984,628)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (3,461,143) $  (69,144,003)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................  31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions  17,678,914     414,090,579
Capital stock repurchased..........................................  (9,174,387)   (291,311,076)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  40,413,175  $1,174,149,125
                                                                    ===========  ==============

                             Class II                                 Shares         Amount
                             --------                               -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................   3,988,253  $   86,574,814
Capital stock issued in reinvestment of dividends and distributions      12,555         258,619
Capital stock repurchased..........................................  (3,021,389)    (65,607,559)
                                                                    -----------  --------------
Net increase in shares outstanding.................................     979,419  $   21,225,874
                                                                    ===========  ==============
February 10, 2000(a) through December 31, 2000:
Capital stock sold.................................................     550,511  $   16,730,013
Capital stock issued in reinvestment of dividends and distributions      71,503       1,617,253
Capital stock repurchased..........................................     (39,878)     (1,198,186)
                                                                    -----------  --------------
Net increase in shares outstanding.................................     582,136  $   17,149,080
                                                                    ===========  ==============
(a) Commencement of offering of Prudential Jennison Portfolio Class II shares.

                                      C7

SP Jennison International Growth Portfolio:

                              Class I                                 Shares        Amount
                              -------                               -----------  -------------
Six months ended June 30, 2001:
Capital stock sold.................................................   1,219,799  $   8,795,310
Capital stock issued in reinvestment of dividends and distributions       1,548         11,128
Capital stock repurchased..........................................    (382,326)    (2,793,076)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     839,021  $   6,013,362
                                                                    ===========  =============
September 22, 2000 (b) through December 31, 2000:
Capital stock sold.................................................     912,063  $   8,639,496
Capital stock repurchased..........................................     (19,277)      (165,681)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     892,786  $   8,473,815
                                                                    ===========  =============

                             Class II                                 Shares        Amount
                             --------                               -----------  -------------
Six months ended June 30, 2001:
Capital stock sold.................................................  13,785,409  $  97,674,430
Capital stock issued in reinvestment of dividends and distributions         328          2,354
Capital stock repurchased.......................................... (12,613,754)   (89,704,483)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   1,171,983  $   7,972,301
                                                                    ===========  =============
October 4, 2000 (c) through December 31, 2000:
Capital stock sold.................................................   1,512,769  $  13,325,129
Capital stock repurchased..........................................  (1,191,511)   (10,547,052)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     321,258  $   2,778,077
                                                                    ===========  =============
(b) Commencement of offering of SP Jennison International Growth Portfolio Class I shares.
(c) Commencement of offering of SP Jennison International Growth Portfolio Class II shares.

Value Portfolio:

                              Class I                                 Shares        Amount
                              -------                               -----------  -------------
Six months ended June 30, 2001:
Capital stock sold.................................................   6,836,010  $ 137,776,148
Capital stock issued in reinvestment of dividends and distributions   5,295,955    102,582,648
Capital stock repurchased..........................................  (9,063,040)  (183,061,704)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   3,068,925  $  57,297,092
                                                                    ===========  =============

                             Class II                                 Shares        Amount
                             --------                               -----------  -------------
May 14, 2001(d) through June 30, 2001:
Capital stock sold.................................................         611  $      12,115
Capital stock repurchased..........................................        (116)        (2,273)
                                                                    -----------  -------------
Net increase in shares outstanding.................................         495  $       9,842
                                                                    ===========  =============
(d) Commencement of offering of Value Portfolio Class II shares.

                                      C8


20/20 Focus Portfolio:

                             Class I                                 Shares      Amount
                             -------                                ---------  -----------
Six months ended June 30, 2001:
Capital stock sold.................................................   181,826  $ 2,064,315
Capital stock issued in reinvestment of dividends and distributions   164,205    1,827,600
Capital stock repurchased..........................................  (579,417)  (6,334,898)
                                                                    ---------  -----------
Net decrease in shares outstanding.................................  (233,386) $(2,442,983)
                                                                    =========  ===========
Year ended December 31, 2000:
Capital stock sold................................................. 3,542,098  $40,411,919
Capital stock issued in reinvestment of dividends and distributions   178,180    1,911,268
Capital stock repurchased..........................................  (478,046)  (5,360,037)
                                                                    ---------  -----------
Net increase in shares outstanding................................. 3,242,232  $36,963,150
                                                                    =========  ===========

                             Class II                                Shares      Amount
                             --------                               ---------  -----------
Six months ended June 30, 2001:
Capital stock sold.................................................    47,596  $   538,377
Capital stock issued in reinvestment of dividends and distributions     1,477       16,411
Capital stock repurchased..........................................   (10,485)    (112,498)
                                                                    ---------  -----------
Net increase in shares outstanding.................................    38,588  $   442,290
                                                                    =========  ===========
February 15, 2000(e) through December 31, 2000:
Capital stock sold.................................................    73,372  $   825,811
Capital stock issued in reinvestment of dividends and distributions       730        7,821
Capital stock repurchased..........................................    (8,001)     (87,861)
                                                                    ---------  -----------
Net increase in shares outstanding.................................    66,101  $   745,771
                                                                    =========  ===========
(e)Commencement of offering of 20/20 Focus Portfolio Class II shares.


                                      C9

Financial Highlights
(Unaudited)

                                                                 Prudential Jennison Portfolio
                                -------------------------------------------------------------------------------------------
                                                           Class I                                         Class II
                                ------------------------------------------------------------  -----------------------------
                                Six Months                      Year Ended                    Six Months    February 10, 2000(a)
                                  Ended                        December 31,                     Ended             through
                                 June 30,     ----------------------------------------------   June 30,         December 31,
                                   2001         2000        1999      1998     1997    1996      2001               2000
                                ----------    --------    --------  --------  ------  ------  ----------    --------------------
Per Share Operating
 Performance:
Net Asset Value, beginning of
 period........................  $  22.97     $  32.39    $  23.91  $  17.73  $14.32  $12.55   $ 22.88            $ 34.25
                                 --------     --------    --------  --------  ------  ------   -------            -------
Income From Investment
 Operations:
Net investment income (loss)...      0.01         0.01        0.05      0.04    0.04    0.02     (0.02)             (0.03)
Net realized and unrealized
 gains (losses) on
 investments...................     (2.98)       (5.61)       9.88      6.56    4.48    1.78     (2.98)             (7.54)
                                 --------     --------    --------  --------  ------  ------   -------            -------
   Total from investment
    operations.................     (2.97)       (5.60)       9.93      6.60    4.52    1.80     (3.00)             (7.57)
                                 --------     --------    --------  --------  ------  ------   -------            -------
Less Distributions:
Dividends from net investment
 income........................     (0.01)          --(d)    (0.05)    (0.04)  (0.04)  (0.03)       --                 --(d)
Distributions from net realized
 gains.........................     (0.19)       (3.82)      (1.40)    (0.38)  (1.07)     --     (0.19)             (3.80)
                                 --------     --------    --------  --------  ------  ------   -------            -------
   Total distributions.........     (0.20)       (3.82)      (1.45)    (0.42)  (1.11)  (0.03)    (0.19)             (3.80)
                                 --------     --------    --------  --------  ------  ------   -------            -------
Net Asset Value, end of period.  $  19.80     $  22.97    $  32.39  $  23.91  $17.73  $14.32   $ 19.69            $ 22.88
                                 ========     ========    ========  ========  ======  ======   =======            =======
Total Investment Return(b).....    (12.94)%     (17.38)%    41.76 %   37.46 %  31.71%  14.41%   (13.13)%           (22.19)%
Ratios/Supplemental Data:
Net assets, end of period
 (in millions).................  $2,425.7     $2,892.7    $2,770.7  $1,198.7  $495.9  $226.5   $  30.7            $  13.3
Ratios to average net assets:
  Expenses.....................      0.64%(c)    0.64 %      0.63 %    0.63 %   0.64%   0.66%     1.04%(c)           1.04%(c)
  Net investment income (loss).      0.16%(c)    0.02 %      0.17 %    0.20 %   0.25%   0.20%    (0.23)%(c)         (0.39)%(c)
Portfolio turnover rate........       50 %(e)      89 %        58 %      54 %    60 %    46 %       50%(e)             89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights
(Unaudited)

                                                            SP Jennison International Growth Portfolio
                                                  -----------------------------------------------------------
                                                              Class I                         Class II
                                                  ------------------------------   --------------------------
                                                  Six Months September 22, 2000(a) Six Months  October 4, 2000(b)
                                                    Ended           through          Ended          through
                                                   June 30,      December 31,       June 30,      December 31,
                                                     2001            2000             2001            2000
                                                  ---------- --------------------- ----------  ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............  $  8.50          $ 10.00         $  8.48         $  9.79
                                                   -------          -------         -------         -------
Income from Investment Operations:
Net investment income (loss).....................     0.03             0.01            0.02             (--)(g)
Net realized and unrealized losses on investments    (2.21)           (1.51)          (2.20)          (1.31)
                                                   -------          -------         -------         -------
   Total from investment operations..............    (2.18)           (1.50)          (2.18)          (1.31)
                                                   -------          -------         -------         -------
Less Distributions:
Dividends from net investment income.............    (0.01)              --              --(g)           --
                                                   -------          -------         -------         -------
Net Asset Value, end of period...................  $  6.31          $  8.50         $  6.30         $  8.48
                                                   =======          =======         =======         =======
Total Investment Return(c).......................   (25.56)%         (15.00)%        (25.78)%        (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........  $  10.9          $   7.6         $   9.4         $   2.7
Ratios to average net assets:(d)(e)
  Expenses.......................................     1.24%            1.24%           1.64%           1.64%
  Net investment income (loss)...................     0.69%            0.51%           0.45%          (0.00)%
Portfolio turnover rate(f).......................       58%             12 %            58 %             12%

(a)Commencement of offering of Class I Shares.

(b)Commencement of offering of Class II Shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.16% and (0.22)%, respectively, for Class I and 2.56% and (0.62)%, respectively, for Class II for the six months ended June 30, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

                                                                        Value Portfolio
                                        ----------------------------------------------------------------------------
                                                                    Class I                                 Class II
                                        ---------------------------------------------------------------  ---------------
                                        Six Months                        Year Ended                     May 14, 2001(c)
                                          Ended                          December 31,                        through
                                         June 30,     -------------------------------------------------     June 30,
                                           2001         2000      1999      1998       1997      1996         2001
                                        ----------    --------  --------  --------   --------  --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period...  $  20.46     $  19.52  $  20.03  $  22.39   $  18.51  $  16.27      $19.79
                                         --------     --------  --------  --------   --------  --------      ------
Income From Investment
 Operations:
Net investment income..................      0.14         0.46      0.51      0.56       0.61      0.58        0.02
Net realized and unrealized gains
 (losses) on investments...............      0.02         2.45      1.89     (1.03)      6.06      2.88       (0.28)
                                         --------     --------  --------  --------   --------  --------      ------
   Total from investment operations....      0.16         2.91      2.40     (0.47)      6.67      3.46       (0.26)
                                         --------     --------  --------  --------   --------  --------      ------
Less Distributions:
Dividends from net investment income...     (0.12)       (0.44)    (0.50)    (0.59)     (0.57)    (0.71)         --
Distributions from net realized gains..     (0.96)       (1.53)    (2.41)    (1.30)     (2.22)    (0.51)         --
                                         --------     --------  --------  --------   --------  --------      ------
   Total distributions.................     (1.08)       (1.97)    (2.91)    (1.89)     (2.79)    (1.22)         --
                                         --------     --------  --------  --------   --------  --------      ------
Net Asset Value, end of period.........  $  19.54     $  20.46  $  19.52  $  20.03   $  22.39  $  18.51      $19.53
                                         ========     ========  ========  ========   ========  ========      ======
Total Investment Return(a).............      .82 %      15.59 %   12.52 %    (2.38)%   36.61 %   21.74 %      (1.31)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)  $1,946.5     $1,975.3  $2,024.0  $2,142.3   $2,029.8  $1,363.5      $   --
Ratios to average net assets:
  Expenses.............................      0.43%(b)    0.45 %    0.42 %    0.42 %     0.41 %    0.45 %       0.83%(b)
  Net investment income................      1.36%(b)    2.31 %    2.34 %    2.54 %     2.90 %    3.36 %       1.36%(b)
Portfolio turnover rate................       131%(d)      85 %      16 %      20 %       38 %      21 %        131%(d)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights
(Unaudited)

                                                                        20/20 Focus Portfolio
                                              ----------------------------------------------------------------------
                                                              Class I                              Class II
                                              ------------------------------------     -----------------------------
                                              Six Months                May 3, 1999(a) Six Months   February 15, 2000(b)
                                                Ended       Year Ended     through       Ended            through
                                               June 30,    December 31,  December 31,   June 30,        December 31,
                                                 2001          2000          1999         2001              2000
                                              ----------   ------------ -------------- ----------   --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........   $10.99        $11.88        $10.00       $10.99            $11.36
                                                ------        ------        ------       ------            ------
Income From Investment Operations:
Net investment income........................     0.03          0.05          0.02         0.01              0.01
Net realized and unrealized gains (losses) on
 investments.................................     0.26         (0.71)         1.88         0.26             (0.19)
                                                ------        ------        ------       ------            ------
   Total from investment operations..........     0.29         (0.66)         1.90         0.27             (0.18)
                                                ------        ------        ------       ------            ------
Less Distributions:
Dividends from net investment income.........    (0.03)        (0.05)        (0.02)       (0.03)            (0.01)
Distributions from net realized gains........    (0.19)        (0.18)           --(e)     (0.19)            (0.18)
                                                ------        ------        ------       ------            ------
   Total distributions.......................    (0.22)        (0.23)        (0.02)       (0.22)            (0.19)
                                                ------        ------        ------       ------            ------
Net Asset Value, end of period...............   $11.06        $10.99        $11.88       $11.04            $10.99
                                                ======        ======        ======       ======            ======
Total Investment Return(c)...................     2.61%        (5.41)%       18.95%        2.42%            (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......   $ 93.8        $ 95.8        $ 65.0       $  1.1            $  0.7
Ratios to average net assets:
  Expenses...................................     0.90%(d)      0.88%         1.09%(d)     1.30%(d)          1.28%(d)
  Net investment income......................     0.52%(d)      0.45%         0.33%(d)     0.14%(d)          0.10%(d)
Portfolio turnover rate......................       68%(f)      163 %           64%(f)       68%(f)          163 %

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Less than $0.005 per share.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       A meeting of the Series Fund's shareholders was held on January 31, 2001. The meeting was held for the following purposes:

       (1)To elect the following nineteen individuals to serve on the Series Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with the Fund's retirement policy. The Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

 .  Eugene C. Dorsey        .  W. Scott McDonald, Jr. .  Stephen Stoneburn
 .  Saul K. Fenster         .  Thomas T. Mooney       .  Nancy M. Teeters
 .  Delayne Dedrick Gold    .  Stephen P. Munn        .  Joseph Weber PhD.
 .  Robert F. Gunia         .  David R. Odenath, Jr.  .  Louis A. Weil, III
 .  Maurice F. Holmes       .  Richard A. Redeker     .  Clay T. Whitehead
 .  Robert E. LaBlanc       .  Judy A. Rice
 .  Douglas H. McCorkindale .  Robin B. Smith

        (2)To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Series Fund for the current fiscal year.

        (3)To approve a "manager of managers" structure for the Series Fund, under which the Series Fund may enter into and make changes to subadvisory agreements without shareholder approval.

        (4)To approve a new management contract with PIFM.

        (5)To approve a new subadvisory agreement between PIFM and PIC for the following Portfolios; Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Flexible Managed Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Small Capitalization Stock Portfolio and Stock Index Portfolio.

        (6)To approve a new subadvisory agreement between PIFM and Jennison for the following Portfolios; Diversified Conservative Growth Portfolio, Equity Portfolio, Global Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, 20/20 Focus Portfolio and Value Portfolio.

        (7)To amend certain fundamental investment policies of the Series Fund.

        (8)To amend the Series Fund's By-Laws so that the fundamental investment policies are specified only in the Registration Statement rather than also in the By-Laws.

        (9)To approve a new subadvisory agreement between PIFM and GE Asset Management Inc. for the Series Fund's Equity Portfolio.

       (10)To change the Series Fund's Natural Resources Portfolio to a non-diversified portfolio.

       (11)To amend the fundamental investment objective of the Series Fund's Value Portfolio.

       (12)To approve a new subadvisory agreement between PIFM and Deutsche Asset Management Inc. for the Series Fund's Value Portfolio.

       (13)To approve a new subadvisory agreement between PIFM and Salomon Brothers Asset Management Inc. for the Series Fund's Equity Portfolio.

       (14)To approve a new subadvisory agreement between PIFM and Key Asset Management Inc. for the Series Fund's Value Portfolio.

                                      E1

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       The results of the proxy solicitation on the preceding matters were:

                                                       Votes       Votes      Votes
                           Matter                       For       Against    Withheld  Abstentions
          ---------------------------------------- ------------- ---------- ---------- -----------
   (1)*   Eugene C. Dorsey                         1,489,784,653         -- 25,025,000         --
          Saul K. Fenster                          1,490,923,246         -- 23,886,407         --
          Delayne Dedrick Gold                     1,490,983,324         -- 23,826,329         --
          Robert F. Gunia                          1,491,372,777         -- 23,436,876         --
          Maurice F. Holmes                        1,491,692,332         -- 23,117,321         --
          Robert E. LaBlanc                        1,491,259,901         -- 23,549,752         --
          Douglas H. McCorkindale                  1,491,183,821         -- 23,625,832         --
          W. Scott McDonald, Jr.                   1,491,595,998         -- 23,213,655         --
          Thomas T. Mooney                         1,491,116,548         -- 23,693,105         --
          Stephen P. Munn                          1,491,518,290         -- 23,291,363         --
          David R. Odenath, Jr.                    1,491,468,901         -- 23,340,752         --
          Richard A. Redeker                       1,491,164,658         -- 23,644,994         --
          Judy A. Rice                             1,491,388,864         -- 23,420,789         --
          Robin B. Smith                           1,490,600,757         -- 24,208,896         --
          Stephen Stoneburn                        1,491,680,095         -- 23,129,558         --
          Nancy M. Teeters                         1,490,605,450         -- 24,204,203         --
          Joseph Weber PhD.                        1,490,398,562         -- 24,411,091         --
          Louis A. Weil, III                       1,491,366,995         -- 23,442,658         --
          Clay T. Whitehead                        1,491,658,101         -- 23,151,552         --
   (2)*   PricewaterhouseCoopers LLP               1,483,375,629 11,126,580         -- 20,307,443
   (3)*   Manager of Managers                      1,456,866,102 32,572,136         -- 25,371,415
   (4)*   PIFM                                     1,462,164,196 26,380,777         -- 26,264,680
   (5)*   PIFM and PIC                               995,182,503 21,444,213         -- 24,358,794
   (6)*   PIFM and Jennison                          482,125,178  6,034,074         --  4,933,496
  (7a)*   Buying and Selling Real Estate           1,453,974,003 31,255,216         -- 29,580,433
  (7b)*   Issuing Senior Securities                1,450,350,289 33,958,269         -- 30,501,095
  (7c)*   Borrowing Money                          1,449,905,618 34,959,161         -- 29,944,874
  (7d)*   Making Loans                             1,451,096,419 33,829,788         -- 29,883,446
  (7e)*   Underwriting Securities of Other Issuers 1,454,025,402 30,715,986         -- 30,068,265
  (7f)*   Fund Concentration                       1,449,948,340 34,114,225         -- 30,747,088
   (8)*   By-Laws                                  1,450,543,042 34,379,357         -- 29,887,254
   (9)    PIFM and GE                                196,830,373  1,149,807         --    768,535
  (10)    Diversification                             14,714,482  1,362,649         --    433,608
  (11)    Investment Objective                        89,718,005    456,526         --    191,281
  (12)    PIFM and Deutsche                           89,810,737    313,835         --    241,241
  (13)    PIFM and Salomon                           196,728,235  1,239,607         --    780,873
  (14)    PIFM and Key                                89,778,174    326,768         --    260,871

* Voting tabulations represent combined voting for multiple Portfolios. Each proposal was approved by the shareholders of each Portfolio. Individual Portfolio voting results are available by contacting PIFM.

                                      E2

The Prudential Series Fund, Inc.        Semiannual Report        June 30, 2001
--------------------------------------------------------------------------------

        Board of Directors
--------------------------------------------------------------------------------

Eugene C. Dorsey                                          Stephen P. Munn
Retired President,                                        Chief Executive Officer and
Chief Executive Officer and Trustee,                      Chief Operating Officer,
Gannett Foundation (now Freedom Forum)                    Carlisle Companies, Inc.

Saul K. Fenster, Ph.D.                                    David R. Odenath, Jr.
President,                                                President, Chief Executive Officer
New Jersey Institute of Technology                        and Chief Operating Officer,
                                                          Prudential Investments Fund Management

Delayne Dedrick Gold
Marketing Consultant;                                     Richard A. Redeker
Director or Trustee of several funds within the           Former President and Chief Executive Officer,
Prudential Mutual Funds complex                           Prudential Mutual Funds

Robert F. Gunia                                           Judy A. Rice
Executive Vice President and                              Executive Vice President,
Chief Administrative Officer,                             Prudential Investments
Prudential Investments

                                                          Robin B. Smith
Maurice F. Holmes                                         Chairman and Chief Executive Officer,
Director,                                                 Publishers Clearing House
Center for Innovation in Product Development;
Professor of Engineering,                                 Stephen Stoneburn
Massachusetts Institute of Technology                     President and Chief Executive Officer,
                                                          Quadrant Media Corp.
Robert E. LaBlanc
President,                                                Nancy H. Teeters
Robert E. LaBlanc Associates, Inc.                        Economist, former Vice President and
                                                          Chief Economist,
Douglas H. McCorkindale                                   International Business Machines Corporation
CEO, Vice Chairman and President,
Gannett Co., Inc.                                         Joseph Weber, Ph.D.
                                                          Vice Chairman, Finance,
W. Scott McDonald, Jr., Ph.D.                             Interclass (international corporate learning)
Vice President,
Kaludis Consulting Group                                  Louis A. Weil III
                                                          Former Chairman,
Thomas T. Mooney                                          Central Newspapers, Inc.
President,
Greater Rochester Metro                                   Clay T. Whitehead
Chamber of Commerce                                       President,
                                                          National Exchange, Inc.

The Prudential Series Fund, Inc.                SEMI ANNUAL REPORT June 30, 2001
EQUITY PORTFOLIO (CLASS II)

Build
     on the Rock

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ
07102-3777
IFS-200108-A057496
PSF GREAT WEST SAR                                   [LOGO] Prudential Financial

Build on the Rock

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more information about both The Prudential Series Fund, Inc. and the variable product, including all charges and expenses, and should be read carefully before investing or sending money.

The accompanying financial statements as of June 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

Prudential Financial is a service mark of Prudential, Newark, NJ and its affiliates.

The Prudential Series Fund, Inc.                 Semiannual Report June 30, 2001
        Letter to Contract Owners

[PHOTO]

Chairman
David R. Odenath, Jr.

"Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events."

DEAR CONTRACT OWNER:
This Semiannual Report reviews the performance of the Prudential Series Fund Equity Portfolio (Class II).

A VOLATILE FIRST HALF OF THE YEAR
The major factors that defined the investment environment last year were also evident during the first six months of 2001: equity market fluctuation, a faltering technology sector, and bonds outperforming stocks.

During the first quarter, nearly every sector of the stock market fell, often quite sharply. The technology-laden NASDAQ Composite Index plummeted more than 25% from January through March. But just as many equity investors appeared ready to reallocate funds, stocks rebounded somewhat. A series of six interest rate cuts by the Federal Reserve Board within six months--intended to stimulate economic growth--had equity investors looking forward to an economic acceleration. Nonetheless, they weren't making large investments on the prospect of the economy quickening soon.

In the bond market, prices rose during much of the period as a positive interest rate environment, low inflation, and strong fundamentals aided returns. Growing demand for bonds as many investors abandoned the faltering stock market in favor of these "safer havens" was also a positive.

REMAIN FOCUSED ON WHY YOU'RE INVESTING
While the recent performances of the stock and bond markets may appear unique, market fluctuation is commonplace and can breed opportunities for the patient investor. In fact, over the past six months the rewards, by and large, were in markets that had languished previously. One strategy to avoid is focusing on the securities or sectors that performed best the prior year.

This tends to promote buying high and selling low. Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events.

The guidance of your financial professional can help you keep your eye on your target, while perhaps making some allowance for the prevailing winds.

Sincerely,

/s/David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                   July 31, 2001

The views expressed are as of July 31, 2001, and are subject to change based on market and other conditions.

The Prudential Series Fund, Inc.                 Semiannual Report June 30, 2001
        Equity Portfolio (Class II)

MANAGED BY
GE Asset Management, Inc., Jennison Associates LLC, and Salomon Brothers Asset Management, Inc.

"The Portfolio has made a few changes in overall strategy with the intention of producing a more consistent return relative to the S&P 500 Index from period to period, while still aiming at long-term outperformance. The most significant change is increasing the number of investment advisers. In general, the changes we made should tend to reduce deviations from the S&P 500 Index in sector composition, so short-term changes in market favor will have less impact. The Portfolio may still favor some sectors over others, just not by as much as it has in the past. It will continue to look for the best investment opportunities within each sector."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                  Six                    Since
Average Annual Returns                           Month     1-Year     Inception*
Equity Portfolio (Class II)/1/                  -5.82%      2.67%       -1.78%
Lipper (VIP) Multi-Cap Value Funds Avg./2/       0.94%     10.53%        3.80%
S&P 500 Index/3/                                -6.69%    -14.82%       -2.75%
--------------------------------------------------------------------------------
*Equity Portfolio (Class II) inception date: 5/4/99.

The Prudential Series Fund Equity Portfolio (Class II)'s return was -5.82%. The Portfolio is still classified by Lipper as a value style portfolio, and during this reporting period investors strongly favored value style stocks. As a result of its blend style, the Portfolio trailed the Lipper (VIP) Multi-Cap Value Funds Average's return of 0.94% while outperforming the style neutral Lipper (VIP) Large-Cap Core Funds Average of -7.92%--the category in which we expect it to be placed soon by Lipper. The new category captures the Portfolio's current strategy and holdings--a change from its deep value strategy in past years.

PERFORMANCE REVIEW
The Portfolio had a large gain on its Microsoft investment, as the introduction of the XP generation of operating systems boosted Microsoft's prospects. Personal computer stocks such as Dell Computer and Compaq also bounced up from last year's declines. IBM, which has a large service business, and National Semiconductor, which provides semiconductor chips for a range of devices, also contributed.

A broader positive theme was the continuing strength of consumer spending. The Portfolio had gains on Darden Restaurants, Target, Philip Morris, and on the media companies AOL Time Warner and AT&T--Liberty Media Group. Healthcare stocks had, in the aggregate, the largest negative impact on the Portfolio's return, including Schering-Plough, Eli Lilly, and the biotechnology company Sepracor. We believe they suffered from the overreactions of a skittish market. Managed-care companies such as Health Net and Wellpoint Health Networks also fell with the healthcare sector. We don't believe that the broad fall in healthcare stock prices reflects any real change in the earnings prospects of companies in the sector.

Telecommunications-related stocks continued their slide, including companies that dominate core sectors of the networking and wireless hardware industries such as Nokia, Sun Microsystems, and Cisco Systems. Among service companies, Global Crossing and Qwest Communications International fell. We believe the steep price drops represent opportunities to buy firms with strong long-term franchises.

                       $10,000 INVESTED SINCE INCEPTION*

                                     [GRAPH]

$10,853 Lipper (VIP)|Multi-Cap Value Funds Avg./2/
$9,619 Equity Portfolio (Class II)/1/
1$9,414 S&P 500 Index/3/

                                                              Lipper (VIP)
                      Equity Portfolio         S&P 500      Multi-Cap Value
                       (Class II)/1/           Index/3/      Funds Avg./2/
April 1999                 10,000               10,000           10,000
June 1999                  10,210               10,305           10,313
December 1999               9,933               11,099           10,008
June 2000                   9,369               11,052            9,930
December 2000              10,214               10,089           10,743
June 2001                   9,619                9,414           10,853

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

*Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. Performance of less than one year is cumulative.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                                        Equity
                                                                       Portfolio
-------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)........ $4,943,546,314
  Repurchase agreements (a).........................................    181,351,000
  Interest and dividends receivable.................................      4,677,473
  Receivable for investments sold...................................      4,603,976
  Receivable for capital stock sold.................................        370,514
  Due from broker-variation margin..................................        116,500
-------------------------------------------------------------------------------------
   Total Assets.....................................................  5,134,665,777
-------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..............................................         31,971
  Payable for investments purchased.................................     10,221,035
  Payable for capital stock repurchased.............................      3,213,907
  Management fee payable............................................      1,937,140
  Accrued expenses and other liabilities............................        275,952
  Outstanding options written (b)...................................         56,400
  Deferred directors' fees..........................................          6,388
  Distribution fee payable..........................................            321
  Administration fee payable........................................            193
-------------------------------------------------------------------------------------
   Total Liabilities................................................     15,743,307
-------------------------------------------------------------------------------------
NET ASSETS.......................................................... $5,118,922,470
-------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.................................. $    2,337,163
  Paid-in-capital, in excess of par.................................  5,088,452,723
  Undistributed net investment income...............................     10,391,703
  Accumulated net realized gain on investments......................    127,404,127
  Net unrealized depreciation on investments and foreign currencies.   (109,663,246)
-------------------------------------------------------------------------------------
  Net assets, June 30, 2001......................................... $5,118,922,470
-------------------------------------------------------------------------------------
Net assets consist of
  Class I........................................................... $5,117,457,904
  Class II..........................................................      1,464,566
-------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c).......................................................    233,649,344
  Class II (d)......................................................         66,916
-------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I........................................................... $        21.90
  Class II..........................................................          21.89
-------------------------------------------------------------------------------------
(a)  Identified cost of investments................................. $5,234,509,493
(b)  Premium received from options written.......................... $      230,527
(c)  Class I authorized shares......................................    590,000,000
(d)  Class II authorized shares.....................................     10,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENT OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                               Equity
                                                              Portfolio
---------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $  30,756,773
  Interest.................................................     5,140,168
---------------------------------------------------------------------------
                                                               35,896,941
---------------------------------------------------------------------------
EXPENSES
  Management fee...........................................    11,981,292
  Distribution fee -- Class II.............................         2,098
  Administration fee -- Class II...........................         1,259
  Shareholders' reports....................................       625,000
  Custodian's fees and expenses............................        99,000
  Audit fee................................................        59,000
  Accounting fees..........................................        42,000
  Commitment fee on syndicated credit agreement............        35,000
  Miscellaneous............................................        29,523
  Legal fees and expenses..................................        10,000
  Directors' fees and expenses.............................         4,000
  Transfer agent's fees and expenses.......................         4,000
---------------------------------------------------------------------------
   Total expenses..........................................    12,892,172
  Less: custodian fee credit...............................       (23,681)
---------------------------------------------------------------------------
   Net expenses............................................    12,868,491
---------------------------------------------------------------------------
NET INVESTMENT INCOME......................................    23,028,450
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................   152,645,613
   Options written.........................................    (1,409,674)
   Futures.................................................    (2,573,492)
   Foreign currencies......................................          (272)
---------------------------------------------------------------------------
                                                              148,662,175
---------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................  (486,223,821)
   Options written.........................................       174,127
   Futures.................................................      (219,300)
   Foreign currencies......................................        (1,686)
---------------------------------------------------------------------------
                                                             (486,270,680)
---------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................  (337,608,505)
---------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS.................................. $(314,580,055)
---------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of:.................. $   1,354,853


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENT OF CHANGES IN NET ASSETS (Unaudited)


                                                                                              Equity
                                                                                            Portfolio
                                                                                 -------------------------------
                                                                                   Six Months      Year Ended
                                                                                 Ended June 30,   December 31,
                                                                                      2001            2000
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net investment income......................................................... $   23,028,450  $    99,359,386
  Net realized gain on investments and foreign currencies.......................    148,662,175    1,032,651,133
  Net change in unrealized depreciation on investments and foreign currencies...   (486,270,680)    (973,279,457)
------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................   (314,580,055)     158,731,062
------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I......................................................................    (12,633,467)    (102,292,545)
   Class II.....................................................................         (3,280)         (10,455)
------------------------------------------------------------------------------------------------------------------
                                                                                    (12,636,747)    (102,303,000)
------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I......................................................................             --       (2,366,581)
   Class II.....................................................................             --             (242)
------------------------------------------------------------------------------------------------------------------
                                                                                             --       (2,366,823)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I......................................................................   (265,305,843)    (922,859,030)
   Class II.....................................................................       (118,898)        (233,451)
------------------------------------------------------------------------------------------------------------------
                                                                                   (265,424,741)    (923,092,481)
------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS............................................   (278,061,488)  (1,027,762,304)
------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold............................................................     64,272,271      164,590,658
  Capital stock issued in reinvestment of dividends and distributions...........    278,061,488    1,027,762,304
  Capital stock repurchased.....................................................   (285,278,153)    (904,109,555)
------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.........     57,055,606      288,243,407
------------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS....................................................   (535,585,937)    (580,787,835)
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...........................................................  5,654,508,407    6,235,296,242
------------------------------------------------------------------------------------------------------------------
  End of period (b)............................................................. $5,118,922,470  $ 5,654,508,407
------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold...................................................................      2,768,057        6,012,832
  Shares issued in reinvestment of dividends and distributions..................     12,480,318       41,958,871
  Shares repurchased............................................................    (12,316,699)     (32,920,434)
------------------------------------------------------------------------------------------------------------------
 NET INCREASE IN SHARES OUTSTANDING.............................................      2,931,676       15,051,269
------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of............................ $   10,391,703               --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                               EQUITY PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 96.5%                 Value
                                   Shares     (Note 2)
COMMON STOCKS -- 96.4%             ------- --------------
Advertising -- 0.4%
  Interpublic Group of Cos., Inc..  24,606 $      722,186
  Lamar Advertising Co.(a)........ 373,600     16,438,400
  Omnicom Group, Inc..............  25,957      2,232,302
  TMP Worldwide, Inc.(a)..........  11,928        715,680
                                           --------------
                                               20,108,568
                                           --------------
Aerospace/Defense -- 1.7%
  Boeing Co....................... 187,140     10,404,984
  General Dynamics Corp...........  46,663      3,630,848
  Northrop Grumman Corp........... 203,700     16,316,370
  Raytheon Co..................... 964,600     25,610,130
  United Technologies Corp........ 397,550     29,124,513
                                           --------------
                                               85,086,845
                                           --------------
Agricultural Products -- 0.3%
  Monsanto Co.(a)................. 381,300     14,108,100
                                           --------------
Airlines -- 0.1%
  AMR Corp........................  30,083      1,086,899
  Continental Airlines, Inc.
   (Class "B" Stock)(a)...........   8,177        402,717
  Southwest Airlines Co...........  86,311      1,595,890
                                           --------------
                                                3,085,506
                                           --------------
Apparel
  NIKE, Inc. (Class "B" Stock)....  57,646      2,420,556
                                           --------------
Autos - Cars & Trucks -- 0.4%
  Delphi Automotive Systems Corp..  84,774      1,350,450
  Ford Motor Co................... 114,932      2,821,580
  General Motors Corp.............  71,645      4,610,356
  Harley-Davidson, Inc............  83,273      3,920,493
  PACCAR, Inc.....................  80,000      4,113,600
  TRW, Inc........................  41,336      1,694,776
                                           --------------
                                               18,511,255
                                           --------------
Banks and Savings & Loans -- 2.1%
  Bank One Corp................... 814,971     29,175,962
  Comerica, Inc...................  39,611      2,281,593
  Mellon Financial Corp...........  35,260      1,621,960
  National City Corp..............  36,010      1,108,388
  PNC Financial Services Group.... 167,720     11,034,299
  Providian Financial Corp........ 548,510     32,471,792
  SouthTrust Corp.................  36,310        944,060
  U.S. Bancorp.................... 161,295      3,675,913
  Wells Fargo & Co................ 518,290     24,064,205
                                           --------------
                                              106,378,172
                                           --------------
Chemicals -- 0.5%
  Air Products & Chemicals, Inc... 213,534      9,769,181
  Dow Chemical Co................. 108,345      3,602,471
  E.I. du Pont de Nemours & Co.... 121,909      5,880,890
  Ecolab, Inc.....................  98,420      4,032,267
  Praxair, Inc....................  28,625      1,345,375
  Rohm & Haas Co..................  45,913      1,510,538
  Sherwin-Williams Co.............  21,606        479,653
                                           --------------
                                               26,620,375
                                           --------------
Commercial Services -- 0.1%
  Cintas Corp.....................   5,327        246,374
  Concord EFS, Inc.(a)............  34,660      1,802,667
  Convergys Corp.(a)..............  57,946      1,752,866
  Moody's Corp....................  25,958        869,593

                                                       Value
COMMON STOCKS                             Shares      (Note 2)
(Continued)                              --------- --------------
Commercial Services (cont'd.)
  Paychex, Inc..........................    41,787 $    1,671,480
                                                   --------------
                                                        6,342,980
                                                   --------------
Communications Equipment -- 0.2%
  ONI Systems Corp.(a)..................   154,300      4,304,970
  Sonus Networks, Inc.(a)...............   189,400      4,424,384
                                                   --------------
                                                        8,729,354
                                                   --------------
Computers -- 3.4%
  Compaq Computer Corp..................   838,406     12,986,909
  Dell Computer Corp.(a)................   545,866     14,274,396
  Hewlett-Packard Co....................   189,953      5,432,656
  International Business Machines Corp..   781,131     88,267,803
  Sun Microsystems, Inc.(a)............. 3,296,416     51,819,659
                                                   --------------
                                                      172,781,423
                                                   --------------
Computer Software & Services -- 7.1%
  Adobe Systems, Inc....................    23,034      1,082,598
  Automatic Data Processing, Inc........    79,447      3,948,516
  BEA Systems, Inc.(a)..................   232,000      7,124,720
  BMC Software, Inc.(a).................   534,100     12,038,614
  Cisco Systems, Inc.(a)................ 3,016,577     54,901,701
  Computer Associates
   International, Inc...................    57,091      2,055,276
  Electronic Data Systems Corp..........   203,117     12,694,813
  EMC Corp..............................   594,915     17,282,281
  First Data Corp.......................   102,690      6,597,833
  Intuit, Inc.(a).......................    97,732      3,908,303
  Mercury Interactive Corp.(a)..........    57,936      3,470,366
  Microsoft Corp.(a).................... 2,585,213    188,720,549
  Network Appliance, Inc.(a)............     7,319        100,270
  Oracle Corp.(a)....................... 1,737,330     33,009,270
  PeopleSoft, Inc.(a)...................    51,959      2,557,942
  Siebel Systems, Inc.(a)...............    41,686      1,955,073
  Unisys Corp.(a).......................   142,240      2,092,350
  VERITAS Software Corp.(a).............   137,474      9,146,145
  Yahoo!, Inc.(a).......................    47,189        943,308
                                                   --------------
                                                      363,629,928
                                                   --------------
Consumer Products -- 2.5%
  Avon Products, Inc....................    55,703      2,577,935
  Colgate-Palmolive Co..................    57,916      3,416,465
  Estee Lauder Cos., Inc.
   (Class "A" Stock)....................    26,445      1,139,779
  Gillette Co...........................    70,632      2,047,622
  Kimberly-Clark Corp...................   333,967     18,668,755
  Philip Morris Cos., Inc............... 1,838,801     93,319,151
  Procter & Gamble Co...................   126,448      8,067,382
                                                   --------------
                                                      129,237,089
                                                   --------------
Consumer Services
  Sabre Holdings Corp.
   (Class "A" Stock)(a).................    16,880        844,000
                                                   --------------
Diversified Industries
  Avery Dennison Corp...................    20,706      1,057,041
                                                   --------------
Diversified Manufacturing Operations -- 3.2%
  Danaher Corp..........................   192,100     10,757,600
  Eaton Corp............................    16,955      1,188,545
  Honeywell International, Inc..........    79,723      2,789,508

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

June 30, 2001 (Unaudited)



                                                               Value
       COMMON STOCKS                              Shares      (Note 2)
       (Continued)                               --------- --------------
       Diversified Manufacturing Operations (cont'd.)
         Illinois Tool Works, Inc...............    11,028 $      698,072
         Minnesota Mining & Manufacturing Co....   366,927     41,866,371
         Pall Corp..............................    13,294        312,808
         SPX Corp.(a)...........................   209,000     26,162,620
         Textron, Inc...........................    11,328        623,493
         Tyco International, Ltd................ 1,462,060     79,682,270
                                                           --------------
                                                              164,081,287
                                                           --------------
       Diversified Operations -- 0.9%
         Cendant Corp.(a).......................    79,972      1,559,454
         Williams Cos., Inc..................... 1,315,630     43,350,009
                                                           --------------
                                                               44,909,463
                                                           --------------
       Drugs & Medical Supplies -- 7.2%
         Abbott Laboratories.................... 1,364,680     65,518,287
         Allergan, Inc..........................    17,160      1,467,180
         American Home Products Corp............ 1,055,765     61,698,907
         Amgen, Inc.(a).........................   109,613      6,651,317
         Applera Corp.-Applied Biosystems Group.    24,757        662,250
         Baxter International, Inc..............   166,274      8,147,426
         Becton Dickinson & Co..................    26,947        964,433
         Biomet, Inc............................   164,500      7,905,870
         Bristol-Myers Squibb Co................   210,808     11,025,258
         Cardinal Health, Inc...................    72,207      4,982,283
         Invitrogen Corp.(a)....................   102,000      7,323,600
         Johnson & Johnson......................   807,052     40,352,597
         MedImmune, Inc.(a).....................    27,233      1,285,398
         Medtronic, Inc.........................   209,983      9,661,318
         Merck & Co., Inc.......................   419,527     26,811,970
         Novartis AG (ADR) (Switzerland)........   681,000     24,618,150
         Nycomed Amersham PLC...................    27,700      1,020,357
         Pfizer, Inc............................ 1,758,455     70,426,123
         Schering-Plough Corp...................    45,162      1,636,671
         Teva Pharmaceutical Industries, Ltd....
          ADR (Israel)..........................   256,900     16,004,870
         Watson Pharmaceuticals, Inc.(a)........    45,763      2,820,831
                                                           --------------
                                                              370,985,096
                                                           --------------
       Electronics -- 3.9%
         Advanced Micro Devices, Inc.(a)........    14,000        404,320
         Agilent Technologies, Inc.(a)..........    27,683        899,697
         Broadcom Corp.(a)......................    20,331        869,354
         Celestica, Inc. (Class "A" Stock)
          (Canada)(a)...........................   223,200     11,494,800
         Corning, Inc...........................    82,073      1,371,440
         Emerson Electric Co....................   292,085     17,671,142
         Intel Corp............................. 1,733,132     50,694,111
         Jabil Circuit, Inc.(a).................    36,236      1,118,243
         JDS Uniphase Corp.(a)..................   139,334      1,741,675
         Johnson Controls, Inc..................     9,228        668,753
         Linear Technology Corp.................    36,126      1,597,492
         Micron Technology, Inc.(a).............   956,416     39,308,698
         Molex, Inc. (Class "A" Stock)..........   108,930      3,248,293
         Parker-Hannifin Corp...................    69,244      2,938,715
         PerkinElmer, Inc.......................    24,250        667,603
         Sanmina Corp.(a).......................    34,659        811,367
         Solectron Corp.(a).....................   674,891     12,350,505
         Texas Instruments, Inc................. 1,575,094     49,615,461

                                                       Value
COMMON STOCKS                             Shares      (Note 2)
(Continued)                              --------- --------------
Electronics  (cont'd.)
  Xilinx, Inc.(a).......................    36,460 $    1,503,610
                                                   --------------
                                                      198,975,279
                                                   --------------
Exchange Traded Fund -- 0.6%
  Nasdaq-100 Index Tracking Stock(a)....   656,900     30,020,330
                                                   --------------
Financial Services -- 9.5%
  American Express Co...................   563,135     21,849,638
  American General Corp.................   213,721      9,927,340
  Bank of America Corp..................   419,555     25,185,887
  Bank of New York Co., Inc............. 1,056,798     50,726,304
  Capital One Financial Corp............    97,157      5,829,420
  Charles Schwab Corp...................    24,982        382,225
  Citigroup, Inc........................   793,500     41,928,540
  Federal Home Loan Mortgage Corp.......   434,132     30,389,240
  Federal National Mortgage Association.   216,585     18,442,213
  Fifth Third Bancorp...................    63,768      3,829,268
  FleetBoston Financial Corp............ 1,446,850     57,078,232
  Franklin Resources, Inc...............    48,688      2,228,450
  Goldman Sachs Group, Inc..............   160,532     13,773,646
  H&R Block, Inc........................    14,041        906,347
  Household International, Inc..........   400,605     26,720,353
  J.P. Morgan Chase & Co................ 1,580,339     70,483,119
  Lehman Brothers Holdings, Inc.........    60,242      4,683,816
  MBNA Corp.............................   199,630      6,577,809
  Merrill Lynch & Co., Inc..............   326,847     19,365,685
  Morgan Stanley Dean Witter & Co.......   927,718     59,587,327
  Washington Mutual, Inc................   423,819     15,914,403
                                                   --------------
                                                      485,809,262
                                                   --------------
Food & Beverage -- 2.4%
  Anheuser-Busch Cos., Inc..............    52,702      2,171,322
  Campbell Soup Co......................    46,663      1,201,572
  Coca-Cola Co..........................   477,994     21,509,730
  Coca-Cola Enterprises, Inc............    45,998        752,067
  ConAgra Foods, Inc....................   316,000      6,259,960
  General Mills, Inc....................    76,596      3,353,373
  Heinz (H.J.) Co.......................    33,834      1,383,472
  Hershey Foods Corp....................    28,358      1,749,972
  Kroger Co.(a).........................   152,667      3,816,675
  PepsiCo, Inc.......................... 1,256,052     55,517,498
  Quaker Oats Co........................    37,360      3,409,100
  Sara Lee Corp.........................    93,476      1,770,436
  SYSCO Corp............................   125,810      3,415,742
  The Pepsi Bottling Group, Inc.........    19,355        776,136
  Unilever NV, ADR (Netherlands)........   301,236     17,944,629
                                                   --------------
                                                      125,031,684
                                                   --------------
Healthcare Service -- 3.4%
  HCA-The Healthcare Co.................   670,000     30,277,300
  Health Net Inc.(a).................... 1,844,800     32,099,520
  Sepracor Inc.(a)......................   936,600     37,276,680
  Tenet Healthcare Corp.................    30,008      1,548,112
  UnitedHealth Group, Inc...............   590,817     36,482,950
  Wellpoint Health Networks, Inc.(a)....   396,100     37,328,464
                                                   --------------
                                                      175,013,026
                                                   --------------
Household Products
  Leggett & Platt, Inc..................    60,842      1,340,349
                                                   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

June 30, 2001 (Unaudited)


                                                               Value
        COMMON STOCKS                              Shares     (Note 2)
        (Continued)                               --------- ------------
        Insurance -- 5.1%
          ACE, Ltd...............................    23,031 $    900,282
          AFLAC, Inc.............................    97,527    3,071,125
          Allstate Corp..........................   132,187    5,814,906
          American International Group, Inc......   592,642   50,967,212
          Chubb Corp.............................   133,655   10,348,907
          CIGNA Corp.............................   607,500   58,210,650
          Hartford Financial Services Group,Inc..   698,619   47,785,540
          John Hancock Financial
           Services, Inc.........................    53,336    2,147,307
          Lincoln National Corp..................    23,331    1,207,379
          Loews Corp.............................   889,000   57,278,270
          Marsh & McLennan Companies, Inc........   106,686   10,775,286
          MetLife, Inc...........................    85,974    2,663,474
          MGIC Investment Corp...................    51,689    3,754,689
          St. Paul Cos., Inc.....................    30,233    1,532,511
          XL Capital, Ltd. (Class "A" Stock)
           (Bermuda).............................    45,000    3,694,500
                                                            ------------
                                                             260,152,038
                                                            ------------
        Leisure -- 0.7%
          Carnival Corp..........................    91,000    2,793,700
          Marriott International, Inc.
           (Class "A" Stock).....................   398,708   18,874,837
          Starwood Hotels & Resorts
           Worldwide, Inc........................   348,403   12,988,464
                                                            ------------
                                                              34,657,001
                                                            ------------
        Machinery -- 0.3%
          Caterpillar, Inc.......................    18,605      931,180
          Cummins, Inc...........................   107,000    4,140,900
          Deere & Co.............................   114,735    4,342,720
          Dover Corp.............................    88,825    3,344,261
                                                            ------------
                                                              12,759,061
                                                            ------------
        Media -- 7.0%
          AOL Time Warner, Inc.(a)............... 1,701,055   90,155,915
          AT&T Corp.-Liberty Media Corp.
           (Class "A" Stock)(a).................. 3,840,912   67,177,551
          Clear Channel Communications, Inc.(a)..    72,545    4,548,571
          Comcast Corp. (Special
           Class "A" Stock)(a)...................   231,364   10,041,198
          Gannett Co., Inc.......................    45,763    3,015,782
          Knight-Ridder, Inc.....................   142,600    8,456,180
          McGraw Hill, Inc.......................   451,633   29,875,523
          New York Times Co. (Class "A" Stock)...   255,680   10,738,560
          News Corp., Ltd. ADR (Australia).......   999,700   32,390,280
          Tribune Co.............................   532,300   21,297,323
          Univision Communications, Inc.
           (Class "A" Stock)(a)..................    23,857    1,020,602
          Viacom, Inc. (Class "B" Stock)(a)...... 1,403,775   72,645,356
          Walt Disney Co.........................   225,438    6,512,904
                                                            ------------
                                                             357,875,745
                                                            ------------
        Metals & Minerals -- 1.4%
          Freeport-McMoRan Copper &
           Gold, Inc.(a)......................... 3,853,300   38,648,599
          Phelps Dodge Corp......................   785,700   32,606,550
                                                            ------------
                                                              71,255,149
                                                            ------------

                                                   Value
COMMON STOCKS                          Shares     (Note 2)
(Continued)                           --------- ------------
Mining -- 0.8%
  Barrick Gold Corp..................    77,796 $  1,178,609
  Newmont Mining Corp................ 2,121,109   39,473,839
  Placer Dome, Inc. (Canada).........    59,867      586,697
                                                ------------
                                                  41,239,145
                                                ------------
Oil & Gas -- 4.2%
  Amerada Hess Corp..................   390,000   31,512,000
  El Paso Corp.......................   887,476   46,627,989
  Halliburton Co..................... 1,069,900   38,088,440
  Kerr-McGee Corp....................   427,500   28,330,425
  Nabors Industries, Inc.(a).........    75,096    2,793,571
  Phillips Petroleum Co..............   823,600   46,945,200
  Royal Dutch Petroleum Co. ADR
   (Netherlands).....................   319,231   18,601,591
                                                ------------
                                                 212,899,216
                                                ------------
Oil & Gas Exploration & Production -- 4.1%
  Anadarko Petroleum Corp............   295,300   15,955,059
  BP PLC ADR (United Kingdom)........    31,740    1,582,239
  Burlington Resources, Inc..........    59,341    2,370,673
  Chevron Corp.......................    98,015    8,870,358
  Conoco, Inc. (Class "A" Stock)..... 1,703,200   48,030,240
  Conoco, Inc. (Class "B" Stock).....   108,105    3,124,234
  Devon Energy Corp..................    25,432    1,335,180
  Exxon Mobil Corp...................   768,960   67,168,656
  TotalFinaElf SA ADR (France).......   821,200   57,648,240
  Unocal Corp........................    43,437    1,483,374
                                                ------------
                                                 207,568,253
                                                ------------
Oil & Gas Services -- 0.8%
  Kinder Morgan, Inc.................    31,059    1,560,715
  Schlumberger, Ltd..................    94,451    4,972,845
  Transocean Sedco Forex, Inc........   782,356   32,272,185
  Weatherford International, Inc.(a).    54,469    2,614,512
                                                ------------
                                                  41,420,257
                                                ------------
Paper & Forest Products -- 1.9%
  Ball Corp..........................    12,254      582,800
  Bowater, Inc.......................    14,929      667,923
  Georgia-Pacific Group..............   299,000   10,121,150
  International Paper Co.............    60,017    2,142,607
  Mead Corp.......................... 1,017,000   27,601,380
  Sealed Air Corp.(a)................    26,332      980,867
  Temple-Inland, Inc.................   835,200   44,507,808
  UPM-Kymmene Oyj ADR (Finland)......   253,900    7,198,065
  Weyerhaeuser Co....................    37,360    2,053,679
  Willamette Industries, Inc.........    27,249    1,348,826
                                                ------------
                                                  97,205,105
                                                ------------
Pharmaceuticals -- 0.5%
  Eli Lilly & Co.....................   153,368   11,349,232
  Genentech, Inc.(a).................    29,900    1,647,490
  IMS Health, Inc....................    45,122    1,285,977
  Pharmacia Corp.....................   298,046   13,695,214
                                                ------------
                                                  27,977,913
                                                ------------
Photography -- 0.9%
  Eastman Kodak Co................... 1,016,200   47,436,216
                                                ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

June 30, 2001 (Unaudited)


                                                      Value
COMMON STOCKS                            Shares      (Note 2)
(Continued)                             --------- --------------
Real Estate Investment Trust -- 0.4%
  Archstone Communities Trust..........    55,700 $    1,435,946
  CarrAmerica Realty Corp..............    96,000      2,928,000
  Equity Office Properties Trust.......   261,000      8,255,430
  Spieker Properties, Inc..............    94,000      5,635,300
                                                  --------------
                                                      18,254,676
                                                  --------------
Restaurants -- 1.0%
  Darden Restaurants, Inc.............. 1,685,900     47,036,610
  McDonald's Corp......................   171,272      4,634,620
                                                  --------------
                                                      51,671,230
                                                  --------------
Retail -- 5.4%
  Bed Bath & Beyond, Inc.(a)...........    45,313      1,413,766
  Best Buy Co., Inc.(a)................    24,157      1,534,453
  Circuit City Stores-Circuit City
   Group, Inc..........................   451,000      8,118,000
  Costco Wholesale Corp.(a)............   973,842     40,005,429
  CVS Corp.............................   111,256      4,294,482
  Federated Department Stores, Inc.(a).   903,497     38,398,622
  Home Depot, Inc...................... 1,502,856     69,957,947
  Lowe's Cos., Inc.....................    74,346      5,393,802
  May Department Stores Co.............    14,554        498,620
  RadioShack Corp......................    22,835        696,467
  Safeway, Inc.(a).....................   567,770     27,252,960
  Staples, Inc.(a).....................   213,400      3,412,266
  Starbucks Corp.(a)...................    73,520      1,690,960
  Target Corp.......................... 1,265,698     43,793,151
  The Gap, Inc.........................    86,649      2,512,821
  Tiffany & Co.........................    48,613      1,760,763
  Wal-Mart Stores, Inc.................   507,140     24,748,432
  Walgreen Co..........................    66,768      2,280,127
  Zale Corp.(a)........................    20,931        705,375
                                                  --------------
                                                     278,468,443
                                                  --------------
Semiconductors -- 0.7%
  Analog Devices, Inc.(a)..............    99,849      4,318,469
  Applied Materials, Inc.(a)...........   286,428     14,063,615
  Axcelis Technologies, Inc.(a)........    40,597        600,836
  KLA-Tencor Corp.(a)..................    23,632      1,381,763
  Novellus Systems, Inc.(a)............   254,300     14,441,697
                                                  --------------
                                                      34,806,380
                                                  --------------
Steel & Metals -- 1.7%
  Alcan, Inc. (Canada).................    48,763      2,049,021
  Alcoa, Inc........................... 2,202,480     86,777,712
                                                  --------------
                                                      88,826,733
                                                  --------------
Telecommunications -- 7.3%
  ADC Telecommunications, Inc.(a)......   208,783      1,377,968
  ALLTEL Corp..........................    23,586      1,444,878
  AT&T Corp.(a)........................ 2,660,093     58,522,046
  BellSouth Corp.......................   147,633      5,945,181
  General Motors Corp.
   (Class "H'' Stock)(a)...............   562,000     11,380,500
  Global Crossing, Ltd. (Bermuda)(a)... 4,899,500     42,331,680
  Lucent Technologies, Inc.............   261,297      1,620,041
  Metromedia Fiber Network, Inc.(a).... 2,670,900      5,448,636
  Motorola, Inc........................ 3,163,009     52,379,429

                                                    Value
COMMON STOCKS                          Shares      (Note 2)
(Continued)                           --------- --------------
Telecommunications (cont'd.)
  Nextel Communications, Inc.
   (Class "A" Stock)(a)..............   277,935 $    4,863,863
  Nokia Oyj (ADR) (Finland).......... 2,363,800     52,098,152
  Nortel Networks Corp. (Canada).....   324,840      2,952,796
  NTL, Inc.(a).......................    19,430        234,132
  QUALCOMM, Inc.(a)..................    74,946      4,382,842
  Qwest Communications
   International, Inc................   771,826     24,598,095
  SBC Communications, Inc............   691,156     27,687,709
  Sprint Corp. (FON. Group)..........    68,935      1,472,452
  Sprint Corp. (PCS Group)(a)........   233,633      5,642,237
  Tellabs, Inc.(a)...................   112,906      2,188,118
  Verizon Communications, Inc........ 1,017,457     54,433,949
  Williams Communications Group,
   Inc.(a)........................... 2,825,164      8,334,234
  WorldCom, Inc.-WorldCom Group......   258,162      3,665,900
  XO Communications, Inc.
   (Class "A" Stock)(a)..............   337,596        648,184
                                                --------------
                                                   373,653,022
                                                --------------
Transportation -- 0.3%
  Burlington Northern Santa Fe Corp.     63,918      1,928,406
  Canadian National Railway Co.
   (Canada)..........................   193,000      7,816,500
  Canadian Pacific, Ltd. (Canada)....    20,856        808,170
  FedEx Corp.(a).....................    32,634      1,311,887
  Union Pacific Corp.................    31,134      1,709,568
  United Parcel Service, Inc.
   (Class "B" Stock).................     1,467         84,792
                                                --------------
                                                    13,659,323
                                                --------------
Utilities -- 2.0%
  AES Corp.(a).......................    90,700      3,904,635
  Calpine Corp.(a)...................    93,476      3,533,393
  Dominion Resources, Inc............    46,063      2,769,768
  Duke Energy Corp...................   122,584      4,782,002
  Dynegy, Inc. (Class "A" Stock).....   105,329      4,897,799
  Enron Corp.........................   305,004     14,945,196
  Exelon Corp........................   817,106     52,392,837
  Mirant Corp.(a)....................    37,668      1,295,779
  NiSource, Inc......................    33,759        922,633
  PG&E Corp..........................   347,000      3,886,400
  Southern Co........................   488,493     11,357,462
                                                --------------
                                                   104,687,904
                                                --------------
Waste Management
  Waste Management, Inc..............    69,094      2,129,477
                                                --------------
TOTAL COMMON STOCKS
 (cost $5,043,378,913).........................  4,933,709,255
                                                --------------

PREFERRED STOCK -- 0.1%
  Electronic Data Systems Corp.(a)
   (cost $6,600,000).................   132,000      6,956,400
                                                --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $5,049,978,913).........................  4,940,665,655
                                                --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

June 30, 2001 (Unaudited)


                                            Principal
                                             Amount       Value
         SHORT-TERM                           (000)      (Note 2)
         INVESTMENTS -- 3.6%                --------- ---------------
         Repurchase Agreement -- 3.5%
           Joint Repurchase Agreement
            Account, 3.97%, 07/02/01
            (Note 5)....................... $181,351  $   181,351,000
                                                      ---------------
         U.S. Government Obligation -- 0.1%
           United States Treasury Bills,
            6.04%, 08/23/01 (b)(c).........    2,750        2,725,559
                                                      ---------------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $184,076,559)........................     184,076,559
                                                      ---------------

         OUTSTANDING                        Contracts
         OPTION PURCHASED                   ---------
         Put Option
           VERITAS Software Corp.
            [expiring 7/17/01 @$60]
            (cost $454,020)................      940          155,100
                                                      ---------------
         TOTAL INVESTMENTS BEFORE OUTSTANDING
          OPTIONS WRITTEN -- 100.1%
          (cost $5,234,509,493; Note 6)..............   5,124,897,314
                                                      ---------------
         OUTSTANDING
         OPTIONS WRITTEN
         Call Option
           VERITAS Software Corp.
            [expiring 7/17/01 @$80]
            (proceeds $230,527)............      705          (56,400)
                                                      ---------------
         TOTAL INVESTMENTS, NET OF OUTSTANDING
          OPTIONS WRITTEN -- 100.1%
          (cost $5,234,278,966)......................   5,124,840,914
         VARIATION MARGIN ON OPEN FUTURES
          CONTRACTS (d)..............................          116,500
         LIABILITIES IN EXCESS OF
          OTHER ASSETS -- (0.1)%.....................      (6,034,944)
                                                      ---------------
         NET ASSETS -- 100.0%........................ $ 5,118,922,470
                                                      ===============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Company)
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a)Non-income producing security.

(b)Rate quoted represents yield-to-maturity as of purchase date.

(c)Security segregated as collateral for futures contracts.

(d)Open futures contracts as of June 30, 2001 are as follows:

                                                    Value at
    Number of               Expiration  Value at    June 30,
    Contracts        Type      Date     TradeDate     2001     Depreciation
    ---------------  ----   ---------- ----------- ----------- ------------
    Long Positions:
      99            S&P 500
                     Index   Sept 01   $26,700,850 $26,481,550  $(219,300)
                                                                =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.
                                  (Unaudited)

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only the Equity Portfolio. The investment objective of the Equity Portfolio is capital appreciation by investing primarily in stocks of major, established companies.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolio in preparation of its financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.

       Short-term securities which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may be delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities
       - at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other

                                      C1
       than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       Net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of the Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

                                      C2

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into subadvisory agreements with Jennison Associates LLC ("Jennison"), GE Asset Management Inc. ("GEAM") and Salomon Brothers Asset Management Inc. ("Salomon") (collectively, the "Subadvisors"), under which each provides investment advisory services on behalf of the Portfolio. PIFM pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

       The management fee paid to PIFM is computed daily and payable monthly, at the annual rate of 0.45% based on the value of the Portfolio's average daily net assets.

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PIFM has agreed to reimburse the Portfolio the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds 0.75% and 1.15% of Class I and Class II shares, respectively, of the Portfolio's average daily net assets.

       PIMS, PIFM and Jennison are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

       The Series Fund along with other affiliated registered investment companies (the "Fund"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Fund pays a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 6, 2002. Prior to March 7, 2001 the maximum commitment under the SCA was $1 billion. The Series Fund did not borrow any amount pursuant to the SCA during the six months ended June 30, 2001.

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2001, the Portfolio incurred fees of approximately $3,600 for the services of PMFS and as of June 30, 2001, $500 of such fees were due to PMFS.

       For the six months ended June 30, 2001, PSI earned $25,774 in brokerage commissions from transactions executed on behalf of the Portfolio.

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S.

                                      C3
       government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $427,892,000 as of June 30, 2001. The Portfolio had a 42.38% undivided interest in the joint repurchase agreement account which represented $181,351,000 in the principal amount as of June 30, 2001.

       As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       CS First Boston, 4.00%, in the principal amount of $138,947,000, repurchase price $138,993,316, due 07/02/2001. The value of the collateral including accrued interest was $141,727,621.

       Greenwich Capital Market, 3.99%, in the principal amount of $50,000,000, repurchase price $50,016,625, due 07/02/2001. The value of the collateral including accrued interest was $51,000,629.

       JP Morgan Chase, 3.92%, in the principal amount of $100,000,000, repurchase price $100,032,667, due 07/02/2001. The value of the collateral including accrued interest was $102,003,720.

       UBS Warburg, 3.98%, in the principal amount of $138,945,000, repurchase price $138,991,083, due 07/02/2001. The value of the collateral including accrued interest was $141,724,424.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the six months ended June 30, 2001 were $6,241,437,172 and $6,409,943,307, respectively, for the Portfolio.

       The federal income tax basis of the Portfolio's investments was $5,248,321,283 and, accordingly net realized depreciation for federal income tax purposes was $123,423,969 (gross unrealized appreciation-- $381,660,305; gross unrealized depreciation--$505,084,274).

       The options activity for the Portfolio is as follows:

                                                    Contracts Premiums
                                                    --------- --------
Balance as of December 31, 2000....................      0    $      0
Options written....................................    940     307,370
Options terminated in closing purchase transactions   (235)    (76,843)
                                                      ----    --------
Balance as of June 30, 2001........................    705    $230,527
                                                      ====    ========

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

                                      C4

       Transactions in shares of common stock of the Portfolio were as follows:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................   2,689,254  $   62,443,017
Capital stock issued in reinvestment of dividends and distributions  12,474,835     277,939,310
Capital stock repurchased.......................................... (12,226,453)   (283,205,538)
                                                                    -----------  --------------
Net increase in shares outstanding.................................   2,937,636  $   57,176,789
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................   5,832,020  $  159,489,724
Capital stock issued in reinvestment of dividends and distributions  41,948,776   1,027,518,157
Capital stock repurchased.......................................... (32,791,353)   (900,454,254)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  14,989,443  $  286,553,627
                                                                    ===========  ==============

                             Class II                                 Shares         Amount
                             --------                               -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................      78,803  $    1,829,254
Capital stock issued in reinvestment of dividends and distributions       5,483         122,178
Capital stock repurchased..........................................     (90,246)     (2,072,615)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................      (5,960) $     (121,183)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................     180,812  $    5,100,934
Capital stock issued in reinvestment of dividends and distributions      10,095         244,147
Capital stock repurchased..........................................    (129,081)     (3,655,301)
                                                                    -----------  --------------
Net increase in shares outstanding.................................      61,826  $    1,689,780
                                                                    ===========  ==============

                                      C5

Financial Highlights
(Unaudited)

                                                                                 Equity Portfolio
                                                          --------------------------------------------------------------
                                                                                      Class I
                                                          --------------------------------------------------------------
                                                          Six Months                       Year Ended
                                                            Ended                         December 31,
                                                           June 30,     ------------------------------------------------
                                                             2001         2000      1999      1998      1997      1996
                                                          ----------    --------  --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  24.50     $  28.90  $  29.64  $  31.07  $  26.96  $  25.64
                                                           --------     --------  --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................      0.10         0.51      0.54      0.60      0.69      0.71
Net realized and unrealized gains (losses) on investments     (1.46)        0.26      3.02      2.21      5.88      3.88
                                                           --------     --------  --------  --------  --------  --------
   Total from investment operations......................     (1.36)        0.77      3.56      2.81      6.57      4.59
                                                           --------     --------  --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.06)       (0.51)    (0.53)    (0.60)    (0.70)    (0.67)
Distributions in excess of net investment income.........        --        (0.02)       --        --        --        --
Distributions from net realized gains....................     (1.18)       (4.64)    (3.77)    (3.64)    (1.76)    (2.60)
                                                           --------     --------  --------  --------  --------  --------
   Total distributions...................................     (1.24)       (5.17)    (4.30)    (4.24)    (2.46)    (3.27)
                                                           --------     --------  --------  --------  --------  --------
Net Asset Value, end of period...........................  $  21.90     $  24.50  $  28.90  $  29.64  $  31.07  $  26.96
                                                           ========     ========  ========  ========  ========  ========
Total Investment Return(a)...............................     (5.64)%       3.28%    12.49%     9.34%    24.66%    18.52%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $5,117.5     $5,652.7  $6,235.0  $6,247.0  $6,024.0  $4,814.0
Ratios to average net assets:
  Expenses...............................................      0.48%(b)     0.49%     0.47%     0.47%     0.46%     0.50%
  Net investment income..................................      0.87%(b)     1.75%     1.72%     1.81%     2.27%     2.54%
Portfolio turnover rate..................................       121%(d)       78%        9%       25%       13%       20%

                                                                      Equity Portfolio
                                                          ----------------------------------------
                                                                          Class II
                                                          ----------------------------------------
                                                          Six Months                May 3, 1999(c)
                                                            Ended       Year Ended     through
                                                           June 30,    December 31,  December 31,
                                                             2001          2000          1999
                                                          ----------   ------------ --------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $24.51        $28.92        $32.79
                                                            ------        ------        ------
Income from Investment Operations:
Net investment income....................................     0.01          0.39          0.28
Net realized and unrealized gains (losses) on investments    (1.42)         0.26         (0.60)
                                                            ------        ------        ------
   Total from investment operations......................    (1.41)         0.65         (0.32)
                                                            ------        ------        ------
Less Distributions:
Dividends from net investment income.....................    (0.03)        (0.40)        (0.34)
Distributions in excess of net investment income.........       --         (0.02)           --
Distributions from net realized gains....................    (1.18)        (4.64)        (3.21)
                                                            ------        ------        ------
   Total distributions...................................    (1.21)        (5.06)        (3.55)
                                                            ------        ------        ------
Net Asset Value, end of period...........................   $21.89        $24.51        $28.92
                                                            ======        ======        ======
Total Investment Return(a)...............................    (5.82)%        2.83%        (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $  1.5        $  1.8        $  0.3
Ratios to average net assets:
  Expenses...............................................     0.88%(b)      0.91%         0.87%(b)
  Net investment income..................................     0.48%(b)      1.26%         1.33%(b)
Portfolio turnover rate..................................      121%(d)        78%            9%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

(d)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       A meeting of the Series Fund's shareholders was held on January 31, 2001. The meeting was held for the following purposes:

        (1)To elect the following nineteen individuals to serve on the Series Fund's Board of Directors to a term until the earlier to occur of
           (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with the Fund's retirement policy. The Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

 .  Eugene C. Dorsey        .  W. Scott McDonald, Jr. .  Stephen Stoneburn
 .  Saul K. Fenster         .  Thomas T. Mooney       .  Nancy M. Teeters
 .  Delayne Dedrick Gold    .  Stephen P. Munn        .  Joseph Weber PhD.
 .  Robert F. Gunia         .  David R. Odenath, Jr.  .  Louis A. Weil, III
 .  Maurice F. Holmes       .  Richard A. Redeker     .  Clay T. Whitehead
 .  Robert E. LaBlanc       .  Judy A. Rice
 .  Douglas H. McCorkindale .  Robin B. Smith

        (2)To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Series Fund for the current fiscal year.

        (3)To approve a "manager of managers" structure for the Series Fund, under which the Series Fund may enter into and make changes to subadvisory agreements without shareholder approval.

        (4)To approve a new management contract with PIFM.

        (5)To approve a new subadvisory agreement between PIFM and PIC for the following Portfolios; Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Flexible Managed Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Small Capitalization Stock Portfolio and Stock Index Portfolio.

        (6)To approve a new subadvisory agreement between PIFM and Jennison for the following Portfolios; Diversified Conservative Growth Portfolio, Equity Portfolio, Global Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, 20/20 Focus Portfolio and Value Portfolio.

        (7)To amend certain fundamental investment policies of the Series Fund.

        (8)To amend the Series Fund's By-Laws so that the fundamental investment policies are specified only in the Registration Statement rather than also in the By-Laws.

        (9)To approve a new subadvisory agreement between PIFM and GE Asset Management Inc. for the Series Fund's Equity Portfolio.

       (10)To change the Series Fund's Natural Resources Portfolio to a non-diversified portfolio.

       (11)To amend the fundamental investment objective of the Series Fund's Value Portfolio.

       (12)To approve a new subadvisory agreement between PIFM and Deutsche Asset Management Inc. for the Series Fund's Value Portfolio.

       (13)To approve a new subadvisory agreement between PIFM and Salomon Brothers Asset Management Inc. for the Series Fund's Equity Portfolio.

       (14)To approve a new subadvisory agreement between PIFM and Key Asset Management Inc. for the Series Fund's Value Portfolio.

                                      E1

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       The results of the proxy solicitation on the preceding matters were:

                                                       Votes       Votes      Votes
                           Matter                       For       Against    Withheld  Abstentions
          ---------------------------------------- ------------- ---------- ---------- -----------
   (1)*   Eugene C. Dorsey                         1,489,784,653         -- 25,025,000         --
          Saul K. Fenster                          1,490,923,246         -- 23,886,407         --
          Delayne Dedrick Gold                     1,490,983,324         -- 23,826,329         --
          Robert F. Gunia                          1,491,372,777         -- 23,436,876         --
          Maurice F. Holmes                        1,491,692,332         -- 23,117,321         --
          Robert E. LaBlanc                        1,491,259,901         -- 23,549,752         --
          Douglas H. McCorkindale                  1,491,183,821         -- 23,625,832         --
          W. Scott McDonald, Jr.                   1,491,595,998         -- 23,213,655         --
          Thomas T. Mooney                         1,491,116,548         -- 23,693,105         --
          Stephen P. Munn                          1,491,518,290         -- 23,291,363         --
          David R. Odenath, Jr.                    1,491,468,901         -- 23,340,752         --
          Richard A. Redeker                       1,491,164,658         -- 23,644,994         --
          Judy A. Rice                             1,491,388,864         -- 23,420,789         --
          Robin B. Smith                           1,490,600,757         -- 24,208,896         --
          Stephen Stoneburn                        1,491,680,095         -- 23,129,558         --
          Nancy M. Teeters                         1,490,605,450         -- 24,204,203         --
          Joseph Weber PhD.                        1,490,398,562         -- 24,411,091         --
          Louis A. Weil, III                       1,491,366,995         -- 23,442,658         --
          Clay T. Whitehead                        1,491,658,101         -- 23,151,552         --
   (2)*   PricewaterhouseCoopers LLP               1,483,375,629 11,126,580         -- 20,307,443
   (3)*   Manager of Managers                      1,456,866,102 32,572,136         -- 25,371,415
   (4)*   PIFM                                     1,462,164,196 26,380,777         -- 26,264,680
   (5)*   PIFM and PIC                               995,182,503 21,444,213         -- 24,358,794
   (6)*   PIFM and Jennison                          482,125,178  6,034,074         --  4,933,496
  (7a)*   Buying and Selling Real Estate           1,453,974,003 31,255,216         -- 29,580,433
  (7b)*   Issuing Senior Securities                1,450,350,289 33,958,269         -- 30,501,095
  (7c)*   Borrowing Money                          1,449,905,618 34,959,161         -- 29,944,874
  (7d)*   Making Loans                             1,451,096,419 33,829,788         -- 29,883,446
  (7e)*   Underwriting Securities of Other Issuers 1,454,025,402 30,715,986         -- 30,068,265
  (7f)*   Fund Concentration                       1,449,948,340 34,114,225         -- 30,747,088
   (8)*   By-Laws                                  1,450,543,042 34,379,357         -- 29,887,254
   (9)    PIFM and GE                                196,830,373  1,149,807         --    768,535
  (10)    Diversification                             14,714,482  1,362,649         --    433,608
  (11)    Investment Objective                        89,718,005    456,526         --    191,281
  (12)    PIFM and Deutsche                           89,810,737    313,835         --    241,241
  (13)    PIFM and Salomon                           196,728,235  1,239,607         --    780,873
  (14)    PIFM and Key                                89,778,174    326,768         --    260,871

* Voting tabulations represent combined voting for multiple Portfolios. Each proposal was approved by the shareholders of each Portfolio. Individual Portfolio voting results are available by contacting PIFM.

                                      E2

The Prudential Series Fund, Inc.                 Semiannual Report June 30, 2001
        Board of Directors

Eugene C. Dorsey
Retired President,
Chief Executive Officer and Trustee,
Gannett Foundation (now Freedom Forum)

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of Technology

Delayne Dedrick Gold
Marketing Consultant;
Director or Trustee of several funds within the Prudential Mutual Funds complex

Robert F. Gunia
Executive Vice President and
Chief Administrative Officer,
Prudential Investments

Maurice F. Holmes
Director,
Center for Innovation in Product Development;
Professor of Engineering,
Massachusetts Institute of Technology

Robert E. LaBlanc
President,
Robert E. LaBlanc Associates, Inc.

Douglas H. McCorkindale
CEO, Vice Chairman and President,
Gannett Co., Inc.

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group

Thomas T. Mooney
President,
Greater Rochester Metro
Chamber of Commerce

Stephen P. Munn
Chief Executive Officer and
Chief Operating Officer,
Carlisle Companies, Inc.

David R. Odenath, Jr.
President, Chief Executive Officer
and Chief Operating Officer,
Prudential Investments Fund Management

Richard A. Redeker
Former President and Chief Executive Officer,
Prudential Mutual Funds

Judy A. Rice
Executive Vice President,
Prudential Investments

Robin B. Smith
Chairman and Chief Executive Officer,
Publishers Clearing House

Stephen Stoneburn
President and Chief Executive Officer,
Quadrant Media Corp.

Nancy H. Teeters
Economist, former Vice President and
Chief Economist,
International Business Machines Corporation

Joseph Weber, Ph.D.
Vice Chairman, Finance,
Interclass (international corporate learning)

Louis A. Weil III
Former Chairman,
Central Newspapers, Inc.

Clay T. Whitehead
President,
National Exchange, Inc.

The Prudential Series Fund, Inc.                SEMI ANNUAL REPORT June 30, 2001

SP JENNISON INTERNATIONAL GROWTH
    PORTFOLIO (CLASS II)
SP STRATEGIC PARTNERS FOCUSED GROWTH
    PORTFOLIO (CLASS II)



Build on the Rock






The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777
IFS-200108-A065066
PSF ALLIANZ SAR                                     [LOGO] Prudential Financial

Build on the Rock

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more information about both The Prudential Series Fund, Inc. and the variable product, including all charges and expenses, and should be read carefully before investing or sending money.

The accompanying financial statements as of June 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

Prudential Financial is a service mark of Prudential, Newark, NJ and its affiliates.

The Prudential Series Fund, Inc.                 Semiannual Report June 30, 2001
        Letter to Contract Owners

[PHOTO]

Chairman
David R. Odenath, Jr.

"Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events."

DEAR CONTRACT OWNER:

This Semiannual Report reviews the performance of the Prudential Series Fund SP Jennison International Growth Portfolio (Class II) and SP Strategic Partners Focused Growth Portfolio (Class II).*

A VOLATILE FIRST HALF OF THE YEAR

The major factors that defined the investment environment last year were also evident during the first six months of 2001: equity market fluctuation, a faltering technology sector, and bonds outperforming stocks.

During the first quarter, nearly every sector of the stock market fell, often quite sharply. The technology-laden NASDAQ Composite Index plummeted more than 25% from January through March. But just as many equity investors appeared ready to reallocate funds, stocks rebounded somewhat. A series of six interest rate cuts by the Federal Reserve Board within six months--intended to stimulate economic growth--had equity investors looking forward to an economic acceleration. Nonetheless, they weren't making large investments on the prospect of the economy quickening soon.

In the bond market, prices rose during much of the period as a positive interest rate environment, low inflation, and strong fundamentals aided returns. Growing demand for bonds as many investors abandoned the faltering stock market in favor of these "safer havens" was also a positive.

REMAIN FOCUSED ON WHY YOU'RE INVESTING

While the recent performances of the stock and bond markets may appear unique, market fluctuation is commonplace and can breed opportunities for the patient investor. In fact, over the past six months the rewards, by and large, were in markets that had languished previously. One strategy to avoid is focusing on the securities or sectors that performed best the prior year. This tends to promote buying high and selling low. Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events.

The guidance of your financial professional can help you keep your eye on your target, while perhaps making some allowance for the prevailing winds.

Sincerely,

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                   July 31, 2001

The views expressed are as of July 31, 2001, and are subject to change based on market and other conditions.

*Since the SP Strategic Partners Focused Growth Portfolio's (Class II) inception date is less than six months ago, only financial reports are provided.

The Prudential Series Fund, Inc.                 Semiannual Report June 30, 2001
  SP Jennison International Growth Portfolio (Class II)

MANAGED BY

Jennison Associates LLC

"We believe that the best investment prospects, on a stock-by-stock basis, are in Europe, where the economies are more balanced than in the United States. In addition, the euro is widely believed to be undervalued compared to the dollar, suggesting the prospect of a boost to our return at some point in the future should the imbalance correct itself. We also like selected companies in Hong Kong, which are well-placed to benefit from the development of outsourcing opportunities in China, as well as in the rest of Southeast Asia. Although we think our investments in telecommunication services and related technology and media companies are better investment values than other stocks in their industries, the recovery in new orders that is needed to restore profitability has not yet begun."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                              Six       Since
Cumulative Total Returns                                     Month    Inception*
SP Jennison International Growth Portfolio (Class II)/1/    -25.78%    -35.63%
MSCI EAFE Index/2/                                          -14.87%    -17.15%
--------------------------------------------------------------------------------
*SP Jennison International Growth Portfolio (Class II) inception date: 10/4/00.

The Prudential Series Fund SP Jennison International Growth Portfolio (Class II) had a substantial decline primarily because growth investing was out of favor globally. It underperformed the MSCI EAFE benchmark of -14.87%.

PERFORMANCE REVIEW

The primary theme of the five-year boom in growth stocks was TMT: technology, media, and telecommunications. We believe these industries still have strong growth ahead. They were a substantial portion of the Portfolio's investments, and their painful correction during this reporting period accounted for almost all of its losses.

Telecommunication service companies faced suspicions that they had overspent on licenses to provide new services, and that these services would grow more slowly than had been anticipated. Colt Telecom Group, Cable & Wireless, and Vodafone Group had substantial price declines. Stocks of companies providing the hardware for these services, such as Marconi, Nokia, and Alcatel, also had steep drops. Technological consultants and software firms also hurt the Portfolio, particularly Logica, Dimension Data Holdings, and Cap Gemini.

Media companies were hurt by the economic slowdown's consequent reduction of advertising spending. Pearson and VNU had the largest impacts on the Portfolio, although VNU has little exposure to advertising and Pearson is increasing its share of the educational market.

On the positive side, Industria de Diseno Textil, a Spanish clothing manufacturer and retailer with above 25% growth of sales and earnings, made an initial public offering of stock (IPO) in May 2001. It had gained 28% by midyear. The Portfolio's holdings had a large positive impact on its return.

                       $10,000 INVESTED SINCE INCEPTION*

                                     [CHART]

$8,285 MSCI EAFE Index/2/
$6,437 SP Jennison International Growth Portfolio (Class II)/1/

                    SP Jennison International
                  Growth Portfolio (Class II)/1/        MSCI EAFE Index/2/
September 2000               10,000                          10,000
December 2000                 8,500                           9,732
June 2001                     6,438                           8,285

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

*Lipper provides data on a monthly basis, so for comparative purposes the MSCI EAFE Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/00. Performance of less than one year is cumulative.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential.

/2/ Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001



                                                                                     SP Jennison
                                                                                    International   SP Strategic
                                                                                       Growth     Partners Focused
                                                                                      Portfolio   Growth Portfolio
-------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).......................  $16,754,357    $ 8,307,549
  Repurchase agreements (a)........................................................    2,775,000        671,000
  Cash.............................................................................    1,640,411          7,564
  Foreign currency, at value (b)...................................................        2,515             --
  Receivable for investments sold..................................................      831,072        153,804
  Receivable for capital stock sold................................................       60,010          3,101
  Due from manager.................................................................       13,240         11,345
  Interest and dividends receivable................................................       11,485          3,741
  Unrealized appreciation on forward foreign currency contracts....................          109             --
  Deferred expenses and other assets...............................................        3,312          1,915
-------------------------------------------------------------------------------------------------------------------
   Total Assets....................................................................   22,091,511      9,160,019
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for capital stock repurchased............................................      997,687          2,891
  Payable for investments purchased................................................      723,179        249,238
  Distribution fee payable.........................................................        2,552            102
  Administration fee payable.......................................................        1,531             61
  Deferred directors' fees.........................................................          600          1,250
  Unrealized depreciation on forward foreign currency contracts....................           72             --
  Withholding tax payable..........................................................           --             71
  Accrued expenses and other liabilities...........................................       28,037         24,588
-------------------------------------------------------------------------------------------------------------------
   Total Liabilities...............................................................    1,753,658        278,201
-------------------------------------------------------------------------------------------------------------------
NET ASSETS.........................................................................  $20,337,853    $ 8,881,818
-------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.................................................       32,250         12,108
  Paid-in-capital, in excess of par................................................   25,199,011     10,726,717
  Undistributed (Distributions in excess of) net investment income.................       36,823         (4,199)
  Accumulated net realized gain (loss) on investments..............................   (2,827,821)    (1,355,829)
  Net unrealized appreciation (depreciation) on investments and foreign currencies.   (2,102,410)      (496,979)
-------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................................  $20,337,853    $ 8,881,818
-------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I..........................................................................  $10,935,283    $ 8,491,771
  Class II.........................................................................    9,402,570        390,047
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................................    1,731,807      1,157,524
  Class II (d).....................................................................    1,493,241         53,291
-------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I..........................................................................  $      6.31    $      7.34
  Class II.........................................................................         6.30           7.32
-------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments................................................  $18,856,828    $ 9,475,528
(b)  Identified cost of foreign currency...........................................  $     2,557    $        --
(c)  Class I authorized shares.....................................................   80,000,000     80,000,000
(d)  Class II authorized shares....................................................   20,000,000     20,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001



                                                                               SP Jennison
                                                                              International   SP Strategic
                                                                                 Growth     Partners Focused
                                                                                Portfolio   Growth Portfolio
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)..............................................................  $    80,845    $    19,614
  Interest...................................................................       79,094         15,099
-------------------------------------------------------------------------------------------------------------
                                                                                   159,939         34,713
-------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee.............................................................       67,859         32,922
  Distribution fee -- Class II...............................................        8,839            145
  Administration fee -- Class II.............................................        5,304             87
  Accounting fees............................................................       55,000         47,200
  Custodian's fees and expenses..............................................       32,200            100
  Amortization of offering costs.............................................        6,590          3,837
  Audit fee..................................................................        5,900          5,000
  Directors' fees and expenses...............................................        3,300          5,900
  Shareholders' reports......................................................        1,100            600
  Transfer agent's fees and expenses.........................................        1,000            800
  Legal fees and expenses....................................................          100            100
  Miscellaneous..............................................................           81             93
-------------------------------------------------------------------------------------------------------------
   Total expenses............................................................      187,273         96,784
  Less: custodian fee credit.................................................      (15,778)          (105)
     expense subsidy.........................................................      (74,136)       (59,645)
-------------------------------------------------------------------------------------------------------------
   Net expenses..............................................................       97,359         37,034
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).................................................       62,580         (2,321)
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments...............................................................   (2,689,379)    (1,071,209)
   Foreign currencies........................................................       (3,137)            --
-------------------------------------------------------------------------------------------------------------
                                                                                (2,692,516)    (1,071,209)
-------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments...............................................................   (1,318,283)       428,428
   Foreign currencies........................................................          327             --
-------------------------------------------------------------------------------------------------------------
                                                                                (1,317,956)       428,428
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES........................   (4,010,472)      (642,781)
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............  $(3,947,892)   $  (645,102)
-------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of.....................................  $     7,460    $       541


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)



                                                                                             SP Jennison
                                                                                        International Growth
                                                                                              Portfolio
                                                                                     --------------------------
                                                                                                   September 22,
                                                                                      Six Months     2000 (c)
                                                                                        Ended         through
                                                                                       June 30,    December 31,
                                                                                         2001          2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net investment income (loss)...................................................... $     62,580  $      7,879
  Net realized gain (loss) on investments and foreign currencies....................   (2,692,516)     (161,753)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.......................................................................   (1,317,956)     (784,454)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................   (3,947,892)     (938,328)
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................................................      (11,128)           --
   Class II.........................................................................       (2,354)           --
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS................................................      (13,482)           --
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................................................  106,469,740    21,964,625
  Capital stock issued in reinvestment of dividends and distributions...............       13,482            --
  Capital stock repurchased.........................................................  (92,497,559)  (10,712,733)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   STOCK TRANSACTIONS...............................................................   13,985,663    11,251,892
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................   10,024,289    10,313,564
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...............................................................   10,313,564            --
-----------------------------------------------------------------------------------------------------------------
  End of period (b)................................................................. $ 20,337,853  $ 10,313,564
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.......................................................................   15,005,208     2,424,832
  Shares issued in reinvestment of dividends and distributions......................        1,876            --
  Shares repurchased................................................................  (12,996,080)   (1,210,788)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.....................................    2,011,004     1,214,044
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of................................ $     36,823            --
(c)  Commencement of operations.

                                                                                       SP Strategic Partners
                                                                                           Focused Growth
                                                                                             Portfolio
                                                                                     -------------------------
                                                                                                  September 22,
                                                                                     Six Months     2000 (c)
                                                                                       Ended         through
                                                                                      June 30,    December 31,
                                                                                        2001          2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net investment income (loss)...................................................... $    (2,321)  $     2,510
  Net realized gain (loss) on investments and foreign currencies....................  (1,071,209)     (284,620)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.......................................................................     428,428      (925,407)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................    (645,102)   (1,207,517)
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................................................      (2,385)       (2,442)
   Class II.........................................................................          (1)           --
----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS................................................      (2,386)       (2,442)
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................................................   4,092,214     7,077,871
  Capital stock issued in reinvestment of dividends and distributions...............       2,386         2,442
  Capital stock repurchased.........................................................    (416,303)      (19,345)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   STOCK TRANSACTIONS...............................................................   3,678,297     7,060,968
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................   3,030,809     5,851,009
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...............................................................   5,851,009            --
----------------------------------------------------------------------------------------------------------------
  End of period (b)................................................................. $ 8,881,818   $ 5,851,009
----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.......................................................................     531,120       738,511
  Shares issued in reinvestment of dividends and distributions......................         311           310
  Shares repurchased................................................................     (57,106)       (2,331)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.....................................     474,325       736,490
----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of................................          --   $       508
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 82.4%                   Value
                                       Shares   (Note 2)
COMMON STOCKS -- 80.2%                -------- -----------
Australia -- 3.0%
  Brambles Industries, Ltd...........   24,700 $   605,427
                                               -----------
Denmark -- 3.1%
  H. Lundbeck A/S....................    6,700     190,644
  ISS A/S(a).........................    1,925     112,836
  Novo Nordisk A/S (Class "B" Stock).    7,190     318,337
                                               -----------
                                                   621,817
                                               -----------
Federal Republic of Germany -- 2.9%
  SAP AG.............................    4,300     598,140
                                               -----------
Finland -- 2.0%
  Nokia Oy...........................   18,200     413,474
                                               -----------
France -- 12.0%
  Altran Technologies SA.............    2,900     135,360
  Aventis SA.........................    7,000     560,194
  Sanofi-Synthelabo SA...............   10,900     716,897
  Societe Television Francaise 1.....    6,200     181,316
  STMicroelectronics NV..............   13,477     468,927
  TotalFinaElf SA....................    2,683     376,604
                                               -----------
                                                 2,439,298
                                               -----------
Hong Kong -- 7.6%
  China Mobile, Ltd.(a)..............   73,000     384,659
  Convenience Retail Asia, Ltd.(a)...    1,061         351
  Johnson Electric Holdings, Ltd.....  418,900     571,967
  Li & Fung, Ltd.....................  361,100     592,582
                                               -----------
                                                 1,549,559
                                               -----------
Italy -- 3.0%
  Banca Fideuram SpA.................   30,450     289,940
  Saeco International Group SpA......   49,750     185,770
  Tod's SpA..........................    3,475     138,901
                                               -----------
                                                   614,611
                                               -----------
Japan -- 2.8%
  NEC Corp...........................   12,000     162,195
  NTT DoCoMo, Inc....................       23     400,353
                                               -----------
                                                   562,548
                                               -----------
Netherlands -- 7.6%
  ASM International NV(a)............    4,900      97,265
  ASML Holding NV(a).................   25,800     580,003
  Gucci Group........................    4,000     330,464
  VNU NV.............................   15,907     539,979
                                               -----------
                                                 1,547,711
                                               -----------
Singapore -- 3.3%
  Datacraft Asia, Ltd................   20,000      81,600
  DBS Group Holdings, Ltd............   81,000     595,555
                                               -----------
                                                   677,155
                                               -----------
Spain -- 4.4%
  Banco Bilbao Vizcaya Argenteria SA.   37,200     482,386
  Industria de Diseno Textil SA(a)...   25,500     407,925
                                               -----------
                                                   890,311
                                               -----------

          COMMON STOCKS                                      Value
          (Continued)                             Shares    (Note 2)
                                                 --------- -----------
          Switzerland -- 3.4%
            Serono SA (Class "B" Stock).........      655  $   650,404
            TEMENOS Group AG(a).................    3,861       46,240
                                                           -----------
                                                               696,644
                                                           -----------
          Taiwan -- 0.3%
            Taiwan Semiconductor Manufacturing
             Co., Ltd. (ADR)....................    3,360       51,038
                                                           -----------
          United Kingdom -- 24.8%
            AstraZeneca PLC (ADR)...............    3,600      168,300
            AstraZeneca PLC.....................    3,600      168,585
            Capita Group PLC....................   43,300      283,071
            COLT Telecom Group PLC(a)...........   94,600      657,888
            Diageo PLC..........................   36,200      399,116
            Dimension Data Holdings PLC(a)......   82,000      312,949
            International Power PLC.............   86,700      367,345
            Logica PLC..........................   52,630      642,007
            Marconi PLC.........................   74,600      266,781
            Pearson PLC.........................   37,682      624,248
            Reckitt Benckiser PLC...............   27,800      402,777
            Reed International PLC..............   30,600      272,494
            Vodafone Group PLC..................  218,220      485,815
                                                           -----------
                                                             5,051,376
                                                           -----------
          TOTAL COMMON STOCKS
           (cost $18,441,769).............................  16,319,109
                                                           -----------
          PREFERRED STOCKS -- 2.2%
          Germany
            MLP AG..............................    1,682      187,136
            Porsche AG..........................      130       44,141
            Wella AG............................    4,200      203,971
                                                           -----------
          TOTAL PREFERRED STOCKS
           (cost $415,059)................................     435,248
                                                           -----------
          TOTAL LONG-TERM INVESTMENTS
           (cost $18,856,828).............................  16,754,357
                                                           -----------
                                                 Principal
                                                  Amount
          SHORT-TERM                               (000)
          INVESTMENT -- 13.6%                    ---------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             3.97%, 07/02/01
             (cost $2,775,000; Note 5).......... $  2,775    2,775,000
                                                           -----------
          TOTAL INVESTMENTS -- 96.0%
            (cost $21,631,828; Note 6)..................   19,529,357
          UNREALIZED APPRECIATION ON FORWARD
           FOREIGN CURRENCY CONTRACTS(b)..................          37
          OTHER ASSETS IN EXCESS OF
            LIABILITIES -- 4.0%.........................      808,459
                                                           -----------
          TOTAL NET ASSETS -- 100.0%...................... $20,337,853
                                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

June 30, 2001 (Unaudited)



The following abbreviations are used in the portfolio descriptions:

             ADR American Depository Receipt
             AG  Aktiengesellschaft German Stock Company)
             A/S Aktieselskab Danish tock Company)
             NV  Naamloze Vennootschap (Dutch Corporation)
             Oy  Osakehio (Finnish Corporation)
             PLC Public Limited Company (British Corporation)
             SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
             SpA Societa per Azione (Italian Corporation)

(a)Non-Income producing security.

(b)Outstanding forward currency contracts as of June 30, 2001 were as follows:

                      Value at
Foreign Currency     Settlement Current Appreciation/
Contracts               Date     Value  (Depreciation)
----------------     ---------- ------- --------------
Purchased:
  Pounds Sterling
   expiring 7/2/01    $77,527   $77,455      $(72)
   expiring 7/3/01     39,692    39,801       109
                                             ----
                                             $ 37
                                             ====

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2001 were as follows:

Pharmaceuticals......................  13.6%
Repurchase Agreements................  13.6%
Media & Entertainment................   8.0%
Computer Software & Services.........   7.9%
Banks & Financial Services...........   7.6%
Telecommunication Services...........   7.5%
Semiconductors.......................   5.9%
Telecommunications Equipment.........   5.7%
Electronics..........................   3.6%
Commercial Services..................   3.5%
Distribution/Wholesale...............   2.9%
Retail...............................   2.7%
Food & Beverage......................   2.0%
Consumer Products....................   2.0%
Oil & Gas Services...................   1.9%
Utilities............................   1.8%
Apparel..............................   1.6%
Human Resources......................   1.4%
Cosmetics & Toiletries...............   1.0%
Appliances...........................   0.9%
Engineering..........................   0.7%
Automobiles & Manufacturing..........   0.2%
                                      -----
                                       96.0%
Other assets in excess of liabilities   4.0%
                                      -----
                                      100.0%
                                      =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

June 30, 2001 (Unaudited)

LONG-TERMINVESTMENTS -- 93.5%                       Value
                                           Shares  (Note 2)
COMMON STOCKS                              ------ ----------
Airlines -- 2.0%
  UAL Corp................................  5,000 $  175,750
                                                  ----------
Computer Software & Services -- 3.7%
  Microsoft Corp.(a)......................  4,500    328,500
                                                  ----------
Diversified Manufacturing Operations -- 4.3%
  General Electric Co.....................  4,600    224,250
  Tyco International, Ltd.................  2,900    158,050
                                                  ----------
                                                     382,300
                                                  ----------
Drugs & Medical Supplies -- 7.5%
  Amgen, Inc.(a)..........................  3,700    224,516
  Johnson & Johnson.......................  5,100    255,000
  Laboratory Corp. of America Holdings(a).  2,500    192,250
                                                  ----------
                                                     671,766
                                                  ----------
Electronic Components -- 2.1%
  Intel Corp..............................  6,500    190,125
                                                  ----------
Financial Services -- 10.9%
  Citigroup, Inc..........................  8,027    424,147
  Household International, Inc............  4,700    313,490
  MBNA Corp...............................  6,900    227,355
                                                  ----------
                                                     964,992
                                                  ----------
Health Care Services -- 3.7%
  UnitedHealth Group, Inc.................  5,300    327,275
                                                  ----------
Insurance -- 3.5%
  Hartford Financial Services Group, Inc..  4,500    307,800
                                                  ----------
Media -- 13.9%
  AOL Time Warner, Inc.(a)................  9,000    477,000
  AT&T Corp.--Liberty Media Corp.
   (Class "A" Stock)(a)................... 13,100    229,119
  Viacom, Inc. (Class "B" Stock)(a)....... 10,150    525,262
                                                  ----------
                                                   1,231,381
                                                  ----------
Oil & Gas -- 3.9%
  BJ Services Co.(a)......................  6,300    178,794
  Enron Corp..............................  3,400    166,600
                                                  ----------
                                                     345,394
                                                  ----------
Pharmaceuticals -- 8.0%
  American Home Products Corp.............  3,900    227,916
  Pfizer, Inc.............................  7,900    316,395
  Pharmacia Corp..........................  3,600    165,420
                                                  ----------
                                                     709,731
                                                  ----------
Retail -- 14.6%
  Home Depot, Inc.........................  6,100    283,955
  Kohl's Corp.(a).........................  9,900    621,027
  Tiffany & Co............................  7,200    260,784
  Walgreen Co.............................  3,800    129,770
                                                  ----------
                                                   1,295,536
                                                  ----------
Technology -- 7.3%
  Cisco Systems, Inc.(a)..................  3,100     56,420
  Dell Computer Corp.(a)..................  9,100    237,965
  EMC Corp.(a)............................  4,000    116,200
  Texas Instruments, Inc..................  7,700    242,550
                                                  ----------
                                                     653,135
                                                  ----------

                                                             Value
          COMMON STOCKS                           Shares    (Note 2)
          (Continued)                            -------   ----------
          Telecommunications -- 8.1%
            Amdocs, Ltd.(a).....................    2,800  $  150,780
            AT&T Wireless Group(a)..............   12,600     206,010
            Corning, Inc........................    2,300      38,433
            Nokia Oyj ADR (Finland).............    6,900     152,076
            Vodafone Group PLC, ADR
             (United Kingdom)...................    7,900     176,565
                                                           ----------
                                                              723,864
                                                           ----------
          TOTAL LONG-TERM INVESTMENTS
            (cost $8,804,528)...........................   8,307,549

                                                 Principal
                                                  Amount
          SHORT-TERM                               (000)
          INVESTMENT -- 7.6%                     ---------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             3.97%, 07/02/01
             (cost $671,000; Note 5)............  $   671     671,000
                                                           ----------
          TOTAL INVESTMENTS -- 101.1%
           (cost $9,475,528; Note 6)......................  8,978,549
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (1.1)%...............................    (96,731)
                                                           ----------
          NET ASSETS -- 100.0%............................ $8,881,818
                                                           ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.
                                  (Unaudited)

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to two Portfolios: SP Jennison International Growth Portfolio and SP Strategic Partners Focused Growth.

       The Portfolios of the Series Fund have the following investment objectives:

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       SP Strategic Partners Focused Growth Portfolio: Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.

       Short-term securities which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may be delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates

                                      C1
       on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
       (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the

                                      C2
       gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       Net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Offering Expenses: Certain costs incurred in connection with the initial offering of shares of certain portfolios of the Fund were approximately $120,000. These costs have been deferred and are being amortized over a 12 month period from the date the respective Portfolios commenced operations.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PIFM has entered into subadvisory agreements with Jennison Associates LLC ("Jennison") and Alliance Capital Management, LP ("Alliance") (collectively, the "Subadvisors"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PIFM pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                      C3

       The management fee paid to PIFM is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                           Portfolio                    Management Fee
                           ---------                    --------------
         SP Jennison International Growth Portfolio....      0.85%
         SP Strategic Partners Focused Growth Portfolio      0.90

       The Subadvisors provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

                         Portfolio                      Subadvisor(s)
                         ---------                      -------------
       SP Jennison International Growth Portfolio.... Jennison
       SP Strategic Partners Focused Growth Portfolio Alliance, Jennison

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PIFM has agreed to reimburse each Portfolio the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                  Class I      Class II
                  Portfolio                    Expense limit Expense limit
                  ---------                    ------------- -------------
SP Jennison International Growth Portfolio....     1.24%         1.64%
SP Strategic Partners Focused Growth Portfolio     1.01          1.41

       PIMS, PIFM and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

       The Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 6, 2002. Prior to March 7, 2001 the maximum commitment under the SCA was $1 billion. The Series Fund did not borrow any amount pursuant to the SCA during the six months ended June 30, 2001.

                                      C4

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2001, the Series Fund incurred fees for the services of PMFS and as of June 30, 2001 fees were due to PMFS as follows:

                                               Amount Incurred
                                                   for the       Amount Due
                                               Six Months Ended     as of
                  Portfolio                     June 30, 2001   June 30, 2001
                  ---------                    ---------------- -------------
SP Jennison International Growth Portfolio....      $1,500          $300
SP Strategic Partners Focused Growth Portfolio         800           200
                                                    ------          ----
                                                    $2,300          $500
                                                    ======          ====

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $427,892,000 as of June 30, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                Principal   Percentage
                  Portfolio                      Amount      Interest
                  ---------                    ------------ ----------
SP Jennison International Growth Portfolio.... $  2,775,000     0.65%
SP Strategic Partners Focused Growth Portfolio      671,000     0.16
All other portfolios..........................  424,446,000    99.19
                                               ------------   ------
                                               $427,892,000   100.00%
                                               ============   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       CS First Boston, 4.00%, in the principal amount of $138,947,000, repurchase price $138,993,316, due 07/02/2001. The value of the collateral including accrued interest was $141,727,621.

       Greenwich Capital Market, 3.99%, in the principal amount of $50,000,000, repurchase price $50,016,625, due 07/02/2001. The value of the collateral including accrued interest was $51,000,629.

       JP Morgan Chase, 3.92%, in the principal amount of $100,000,000, repurchase price $100,032,667, due 07/02/2001. The value of the collateral including accrued interest was $102,003,720.

       UBS Warburg, 3.98%, in the principal amount of $138,945,000, repurchase price $138,991,083, due 07/02/2001. The value of the collateral including accrued interest was $141,724,424.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the six months ended June 30, 2001 were as follows:

           Cost of Purchases:
                             Portfolio
                             ---------
           SP Jennison International Growth Portfolio.... $20,306,067
           SP Strategic Partners Focused Growth Portfolio   6,836,861

           Proceeds from Sales:
                             Portfolio
                             ---------
           SP Jennison International Growth Portfolio.... $ 7,657,446
           SP Strategic Partners Focused Growth Portfolio   3,487,511

                                      C5

       The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 2001 were as follows:

                                                               Total Net
             Portfolio               Appreciation Depreciation Unrealized    Tax Basis
             ---------               ------------ ------------ -----------  -----------
SP Jennison International Growth
  Portfolio.........................   $426,921    $2,532,919  $(2,105,998) $21,635,355
SP Strategic Partners Focused Growth
  Portfolio.........................    347,456       861,144     (513,688)   9,492,237

       For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 2000. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                     Post October Post October Capital Loss
                                       Currency     Capital       Carry
                                        Losses       Losses      forwards   Expiration
             Portfolio                 Deferred     Deferred    Available      Date
             ---------               ------------ ------------ ------------ ----------
SP Jennison International Growth
  Portfolio.........................   $12,275      $131,778           --        --
SP Strategic Partners Focused Growth
  Portfolio.........................        --        61,807    $(185,442)     2008

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

       Transactions in shares of common stock of the SP Jennison International Growth and SP Strategic Partners Focused Growth Portfolios were as follows:

SP Jennison International Growth Portfolio:

                             Class I                                  Shares        Amount
                             -------                                -----------  ------------
Six months ended June 30, 2001:
Capital stock sold.................................................   1,219,799  $  8,795,310
Capital stock issued in reinvestment of dividends and distributions       1,548        11,128
Capital stock repurchased..........................................    (382,326)   (2,793,076)
                                                                    -----------  ------------
Net increase in shares outstanding.................................     839,021  $  6,013,362
                                                                    ===========  ============
September 22, 2000(a) through December 31, 2000
Capital stock sold.................................................     912,063  $  8,639,496
Capital stock repurchased..........................................     (19,277)     (165,681)
                                                                    -----------  ------------
Net increase in shares outstanding.................................     892,786  $  8,473,815
                                                                    ===========  ============

                             Class II                                 Shares        Amount
                             --------                               -----------  ------------
Six months ended June 30, 2001:
Capital stock sold.................................................  13,785,409  $ 97,674,430
Capital stock issued in reinvestment of dividends and distributions         328         2,354
Capital stock repurchased.......................................... (12,613,754)  (89,704,483)
                                                                    -----------  ------------
Net increase in shares outstanding.................................   1,171,983  $  7,972,301
                                                                    ===========  ============

                                      C6

                             Class II                                 Shares         Amount
                             --------                               ----------    ------------
October 4, 2000(b) through December 31, 2000:
Capital stock sold.................................................  1,512,769    $ 13,325,129
Capital stock repurchased.......................................... (1,191,511)    (10,547,052)
                                                                    ----------    ------------
Net increase in shares outstanding.................................    321,258    $  2,778,077
                                                                    ==========    ============
(a)Commencement of offering of SP Jennison International Growth Portfolio Class I shares.
(b)Commencement of offering of SP Jennison International Growth Portfolio Class II shares.

SP Strategic Partners Focused Growth Portfolio:

                             Class I                                  Shares         Amount
                             -------                                ----------    ------------
Six months ended June 30, 2001:
Capital stock sold.................................................    475,440    $  3,666,735
Capital stock issued in reinvestment of dividends and distributions        311           2,385
Capital stock repurchased..........................................    (54,717)       (397,331)
                                                                    ----------    ------------
Net increase in shares outstanding.................................    421,034    $  3,271,789
                                                                    ==========    ============
September 22, 2000(c) through December 31, 2000:
Capital stock sold.................................................    738,511    $  7,077,871
Capital stock issued in reinvestment of dividends and distributions        310           2,442
Capital stock repurchased..........................................     (2,331)        (19,345)
                                                                    ----------    ------------
Net increase in shares outstanding.................................    736,490    $  7,060,968
                                                                    ==========    ============

                             Class II                                 Shares         Amount
                             --------                               ----------    ------------
January 12, 2001(d) through June 30, 2001:
Capital stock sold.................................................     55,680    $    425,479
Capital stock issued in reinvestment of dividends and distributions        -- (e)            1
Capital stock repurchased..........................................     (2,389)        (18,972)
                                                                    ----------    ------------
Net increase in shares outstanding.................................     53,291    $    406,508
                                                                    ==========    ============
(c)Commencement of offering of SP Strategic Partners Focused Growth Portfolio Class I shares.
(d)Commencement of offering of SP Strategic Partners Focused Growth Portfolio Class II shares.
(e)Less than .5 share.

                                      C7

                                                               SP Jennison International Growth Portfolio
                                                  ----------------------------------------------------------------
                                                                Class I                           Class II
                                                  ---------------------------------   ----------------------------
                                                   Six Months   September 22, 2000(a)  Six Months   October 4, 2000(b)
                                                      Ended            through            Ended          through
                                                  June 30, 2001   December 31, 2000   June 30, 2001 December 31, 2000
                                                  ------------- --------------------- ------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  8.50           $ 10.00           $  8.48         $  9.79
                                                     -------           -------           -------         -------
Income from Investment Operations:
Net investment income (loss).....................       0.03              0.01              0.02             (--)(g)
Net realized and unrealized losses on investments      (2.21)            (1.51)            (2.20)          (1.31)
                                                     -------           -------           -------         -------
   Total from investment operations..............      (2.18)            (1.50)            (2.18)          (1.31)
                                                     -------           -------           -------         -------
Less Distributions:
Dividends from net investment income.............      (0.01)               --                --(g)           --
                                                     -------           -------           -------         -------
Net Asset Value, end of period...................    $  6.31           $  8.50           $  6.30         $  8.48
                                                     =======           =======           =======         =======
Total Investment Return(c)                            (25.56)%          (15.00)%          (25.78)%        (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  10.9           $   7.6           $   9.4         $   2.7
Ratios to average net assets:(d)(e)
  Expenses.......................................       1.24%             1.24%             1.64%           1.64%
  Net investment income (loss)...................       0.69%             0.51%             0.45%          (0.00)%
Portfolio turnover rate(f).......................         58%              12 %              58 %             12%

(a)Commencement of offering of Class I Shares.

(b)Commencement of offering of Class II Shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.16% and (0.22)%, respectively, for Class I and 2.56% and (0.62)%, respectively, for Class II for the six months ended June 30, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

                                                              SP Strategic Partners Focused Growth Portfolio
                                                          -----------------------------------------------------
                                                                        Class I                    Class II
                                                          --------------------------------    -------------------
                                                           Six Months   September 22, 2000(a) January 16, 2001(b)
                                                              Ended            through              through
                                                          June 30, 2001   December 31, 2000      June 30, 2001
                                                          ------------- --------------------- -------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $ 7.94            $ 10.00              $  8.43
                                                             ------            -------              -------
Income From Investment Operations:
Net investment income....................................        --(g)              --(g)             (0.01)
Net realized and unrealized gains (losses) on investments     (0.60)             (2.06)               (1.10)
                                                             ------            -------              -------
   Total from investment operations......................     (0.60)             (2.06)               (1.11)
                                                             ------            -------              -------
Less Distributions:
Dividends from net investment income(g)..................        --                 --                   --
                                                             ------            -------              -------
Net Asset Value, end of period...........................    $ 7.34            $  7.94              $  7.32
                                                             ======            =======              =======
Total Investment Return(c)...............................     (7.64)%           (20.47)%             (13.48)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $  8.5            $   5.9              $   0.4
Ratios to average net assets:(d)(e)
  Expenses...............................................      1.01%              1.01%                1.41%
  Net investment income (loss)...........................     (0.06)%             0.18%               (0.46)%
Portfolio turnover rate(f)...............................        51%                37%                  51%

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of Expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 2.63% and (1.69)%, respectively, for Class I and 3.03% and (2.09)%, respectively, for Class II for the six months ended June 30, 2001 and 3.88% and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

The Prudential Series Fund, Inc.                 Semiannual Report June 30, 2001
  Board of Directors

Eugene C. Dorsey
Retired President,
Chief Executive Officer and Trustee,
Gannett Foundation (now Freedom Forum)

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of Technology

Delayne Dedrick Gold
Marketing Consultant;
Director or Trustee of several funds within the Prudential Mutual Funds complex

Robert F. Gunia
Executive Vice President and
Chief Administrative Officer,
Prudential Investments

Maurice F. Holmes
Director,
Center for Innovation in Product Development;
Professor of Engineering,
Massachusetts Institute of Technology

Robert E. LaBlanc
President,
Robert E. LaBlanc Associates, Inc.

Douglas H. McCorkindale
CEO, Vice Chairman and President,
Gannett Co., Inc.

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group

Thomas T. Mooney
President,
Greater Rochester Metro
Chamber of Commerce

Stephen P. Munn
Chief Executive Officer and
Chief Operating Officer,
Carlisle Companies, Inc.

David R. Odenath, Jr.
President, Chief Executive Officer
and Chief Operating Officer,
Prudential Investments Fund Management

Richard A. Redeker
Former President and Chief Executive Officer,
Prudential Mutual Funds

Judy A. Rice
Executive Vice President,
Prudential Investments

Robin B. Smith
Chairman and Chief Executive Officer,
Publishers Clearing House

Stephen Stoneburn
President and Chief Executive Officer,
Quadrant Media Corp.

Nancy H. Teeters
Economist, former Vice President and
Chief Economist,
International Business Machines Corporation

Joseph Weber, Ph.D.
Vice Chairman, Finance,
Interclass (international corporate learning)

Louis A. Weil III
Former Chairman,
Central Newspapers, Inc.

Clay T. Whitehead
President,
National Exchange, Inc.